FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION STATEMENT NO.:333-142235

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

SUBJECT TO COMPLETION, DATED AUGUST 9, 2007

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-142235) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

FREE WRITING PROSPECTUS
(to Prospectus dated May 10, 2007)

$2,264,889,000

(Approximate)

ML-CFC Commercial Mortgage Trust 2007-8

as Issuing Entity

Commercial Mortgage Pass-Through Certificates, Series 2007-8
Merrill Lynch Mortgage Investors, Inc.

as Depositor

Countrywide Commercial Real Estate Finance, Inc.
Merrill Lynch Mortgage Lending, Inc.
KeyBank National Association

as Sponsors and Loan Sellers

We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to the securitization transaction that is the subject of this free writing prospectus. Only the classes of commercial mortgage pass-through certificates listed in the table below are being offered by this free writing prospectus and the accompanying base prospectus. The offered certificates represent beneficial interests only in the issuing entity identified above and will not represent obligations of or interests in the depositor, any sponsor or any of their respective affiliates. The assets of the issuing entity will consist primarily of a pool of 218 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $2,435,364,704 and the other characteristics described in this free writing prospectus.

Investing in the offered certificates involves risks. You should carefully review the factors described under ‘‘Risk Factors’’ beginning on page S-47 of this free writing prospectus and on page 20 of the accompanying base prospectus.

The holders of each class of offered certificates will be entitled to receive monthly distributions of interest, principal or both, commencing in September, 2007. The offered certificates will accrue interest from August 1, 2007. The pass-through rates for some classes of the offered certificates will be variable. Credit enhancement for any particular class of the offered certificates is being provided through the subordination of various other classes, including multiple non-offered classes, of the certificates.

	Expected Ratings (Fitch/S&P)	Approximate Initial Total Principal Balance or Notional Amount		Approximate Initial Pass-Through Rate	Assumed Final Distribution Date	Rated Final Distribution Date
Class A-1	AAA/AAA		$37,262,000	%	June 2012	August 2049
Class A-2	AAA/AAA	$	[122,485,000]	(1)%	May 2016	August 2049
Class A-SB	AAA/AAA		$72,678,000	%	March 2017	August 2049
Class A-3	AAA/AAA	$	[438,559,000]	(1)%	July 2017	August 2049
Class A-1A	AAA/AAA		$1,033,771,000	%	July 2017	August 2049
Class AM	AAA/AAA	$	[243,536,000]	(1)%	July 2017	August 2049
Class AJ	AAA/AAA	$	[210,050,000]	(1)%	August 2017	August 2049
Class B	AA+/AA+		$12,177,000	%	August 2017	August 2049
Class C	AA/AA		$39,575,000	%	August 2017	August 2049
Class D	AA−/AA−		$27,398,000	%	August 2017	August 2049
Class E	A+/A+		$9,132,000	%	August 2017	August 2049
Class F	A/A		$18,266,000	%	August 2017	August 2049

(footnotes to table begin on page S-5)

No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this free writing prospectus or the accompanying base prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. are the underwriters of this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are acting as joint bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to      % of the class       certificates, and Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class      certificates and all other classes of offered certificates. KeyBanc Capital Markets Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about August 24, 2007. We expect to receive from this offering approximately $                    in sale proceeds, plus accrued interest on the offered certificates from and including August 1, 2007, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us.

Merrill Lynch & Co.	Countrywide Securities Corporation

KeyBanc Capital Markets	Banc of America Securities LLC

Bear, Stearns & Co. Inc.

The date of this prospectus supplement is August       , 2007

ML-CFC Commercial Mortgage Trust 2007-8

Commercial Mortgage Pass-Through Certificates, Series 2007-8
Geographic Overview of Mortgage Pool

Washington
9 properties
$30,977,326
1.3% of IPB
Oregon
1 property
$4,654,905
0.2% of IPB
Nevada
10 properties
$80,945,608
3.3% of IPB
Northern California
10 properties
$92,038,401
3.8% of IPB
California
61 properties
$431,846,443
17.7% of IPB
Southern California
51 properties
$339,808,043
14.0% of IPB
t ah
22 properties
$42,099,468
1.7% of IPB
Arizona
6 properties
$28,429,646
1.2% of IPB
New Me ico
5 properties
$10,933,288
0.4% of IPB
Colorado
20 properties
$62,873,564
2.6% of IPB
Kansas
36 properties
$65,337,909
2.7% of IPB
Oklahoma
20 properties
$23,231,077
1.0% of IPB
Te a s
84 properties
$249,172,695
10.2% of IPB
Arkansas
4 properties
$2,619,901
0.1% of IPB
Louisiana
5 properties
$50,133,125
2.1% of IPB
Mississippi
1 property
$4,840,000
0.2% of IPB
Tennessee
4 properties
$3,165,609
0.1% of IPB
Alabama
6 properties
$28,430,081
1.2% of IPB
Kentucky
6 properties
$38,310,000
1.6% of IPB
Florida
49 properties
$231,413,829
9.5% of IPB
Georgia
102 properties
$212,450,232
8.7% of IPB
South Carolina
9 properties
$41,688,580
1.7% of IPB
North Carolina
21 properties
$75,400,812
3.1% of IPB
irginia
8 properties
$76,995,449
3.2% of IPB
Maryland
2 properties
$65,635,903
2.7% of IPB
New er sey
1 property
$6,494,781
0.3% of IPB
ennsylvani a
27 properties
$41,476,381
1.7% of IPB
Massachusetts
2 properties
$8,209,778
0.3% of IPB
Maine
3 properties
$39,490,276
1.6% of IPB
New Hampshire
1 property
$9,250,000
0.4% of IPB
New York
29 properties
$95,895,332
3.9% of IPB
Ohio
22 properties
$107,608,147
4.4% of IPB
Michigan
4 properties
$7,317,169
0.3% of IPB
Illinois
15 properties
$41,501,565
1.7% of IPB
Idaho
3 properties
$9,140,679
0.4% of IPB
Wyoming
13 properties
$6,500,793
0.3% of IPB
Nebraska
1 property
$1,175,500
0.0% of IPB
South ak ota
1 property
$4,650,000
0.2% of IPB
North ak ota
2 properties
$2,155,506
0.1% of IPB
Missouri
14 properties
$72,107,905
3.0% of IPB
Minnesota
3 properties
$39,900,000
1.6% of IPB
Iowa
14 properties
$13,266,265
0.5% of IPB
Wisconsin
1 property
$6,940,000
0.3% of IPB
Indiana
17 properties
$60,699,174
2.5% of IPB
< 1.0% of Cut-Off Date Balance
1.0% - 5.0% of Cut-Off Date Balance
5.1% - 10.0% of Cut-Off Date Balance
> 10.0% of Cut-Off Date Balance

                                TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS FREE WRITING

     Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-
         Property Mortgage Loans, Multi-Borrower Arrangements and

     The Controlling Class Representative and the Loan Combination

                                       iii

     Reductions to Certificate Principal Balances in Connection with
         Realized Losses and Additional Trust Fund Expenses..................215
     Advances of Delinquent Monthly Debt Service Payments and

Annex A-1  --  Certain Characteristics of the Mortgage Loans
Annex A-2  --  Certain Statistical Information Regarding the Mortgage Loans
Annex A-3  --  Haverly Park Apartments Trust Mortgage Loan Amortization Schedule
Annex B    --  Certain Characteristics Regarding Multifamily Properties in Loan
               Group 2
Annex C    --  Preliminary Structural and Collateral Term Sheet
Annex D    --  Form of Trustee Report
Annex E    --  Class A-SB Planned Principal Balance Schedule
Annex F    --  Global Clearance, Settlement And Tax Documentation Procedures

                                       iv

      The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. The mortgage pool information presented in this free writing prospectus is preliminary and may differ materially from the mortgage pool information delivered to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

      A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus may be attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

      IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS FREE WRITING
                 PROSPECTUS AND THE ACCOMPANYING BASE PROSPECTUS

      Information about the offered certificates is contained in two separate documents--

      o     this free writing prospectus, which describes the specific terms of the offered certificates; and

      o     the accompanying base prospectus, which provides general
            information, some of which may not apply to the offered
            certificates.

      You should read both this free writing prospectus and the accompanying base prospectus in full to obtain material information concerning the offered certificates. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this free writing prospectus and the accompanying base prospectus.

      The annexes attached to this free writing prospectus are hereby incorporated into and made a part of this free writing prospectus.

      This free writing prospectus and the accompanying base prospectus do not constitute an offer to sell or a solicitation of an offer to buy any security other than the offered certificates, nor do they constitute an offer to sell or a solicitation of an offer to buy any of the offered certificates to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation to such person.

      This free writing prospectus is also referred to herein as this
"prospectus supplement." Certain capitalized terms are defined and used in this prospectus supplement and the prospectus to assist you in understanding the terms of the certificates offered in this prospectus supplement and this offering. The capitalized terms used in this prospectus supplement are defined on the pages indicated under the caption "Glossary" beginning on page S-244 in this prospectus supplement. The capitalized terms used in the prospectus are defined on the pages indicated under the caption "Glossary" beginning on page
184 in the prospectus.

      Merrill Lynch Mortgage Investors, Inc., which is the depositor for the subject securitization transaction, has prepared this free writing prospectus and the accompanying base prospectus. Accordingly references to "we," "us,"
"our" and "depositor" in either this free writing prospectus or the accompanying base prospectus refer or relate to Merrill Lynch Mortgage Investors, Inc.

                      NOTICE TO RESIDENTS OF UNITED KINGDOM

      The issuing entity described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved, by the United Kingdom's Financial Services Authority
and, as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

      The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"); and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in participating in unregulated collective investment schemes, or (iii) are persons falling within Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (all
such persons together being referred to as "PCIS Persons" and, together with the
FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the issuing entity and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

      Each underwriter has represented and agreed, and each further underwriter appointed under the Programme will be required to represent and agree, that

      o     it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any offered certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

      o     it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any offered certificates in, from or otherwise involving the United
            Kingdom.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed, and each further underwriter appointed under the Programme will be required to represent and agree, that with effect from and including the date on which the Prospectus Directive is implemented in that Member State (the Relevant Implementation Date) it has not made and will not make an offer of offered certificates to the public in that Relevant Member
State, except that it may, with effect from and including the Relevant
Implementation Date, make an offer of offered certificates to the public in that
Relevant Member State:

      (a)   in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those offered certificates which has been approved by the competent

                                       S-2

            authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

      (b)   at any time to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in
            securities;

      (c)   at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year;
            (2) a total balance sheet of more than (euro)43,000,000; and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (d)   at any time in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of offered certificates to the public" in relation to any offered certificates in any
Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the offered certificates to be offered so as to enable an investor to decide to purchase or subscribe the offered certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                       S-3

                      DEALER PROSPECTUS DELIVERY OBLIGATION

      Until the date that is ninety days from the date of the prospectus supplement, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                       S-4

                        SUMMARY OF PROSPECTUS SUPPLEMENT

      This summary contains selected information regarding the offering being made by this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand more fully the terms of the offering of the offered certificates, you should read carefully this prospectus supplement and the accompanying base prospectus in full.

                   OVERVIEW OF THE SERIES 2007-8 CERTIFICATES

      The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as Commercial Mortgage Pass-Through
Certificates, Series 2007-8, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest.

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8

                                                          APPROX. %
                          APPROX. %    APPROX. INITIAL    OF INITIAL      PASS-                         WEIGHTED
            EXPECTED        TOTAL      TOTAL PRINCIPAL     MORTGAGE      THROUGH     APPROX. INITIAL    AVERAGE
         RATINGS FITCH/    CREDIT        BALANCE OR          POOL         RATE        PASS-THROUGH        LIFE     PRINCIPAL
CLASS         S&P          SUPPORT     NOTIONAL AMOUNT     BALANCE     DESCRIPTION        RATE          (YEARS)     WINDOW
-----    --------------   ---------    ---------------    ----------   -----------   ---------------    --------   ---------

Offered Certificates
A-1         AAA/AAA         30.000%      $37,262,000        1.530%                          %             2.98     9/07-6/12
A-2         AAA/AAA         30.000%   $[122,485,000](1)    [5.029]%                         %             7.02     6/14-5/16
A-SB        AAA/AAA         30.000%      $72,678,000        2.984%                          %             7.29     6/12-3/17
A-3         AAA/AAA         30.000%   $[438,559,000](1)   [18.008]%                         %             9.75     3/17-7/17
A-1A        AAA/AAA         30.000%    $1,033,771,000      42.448%                          %             8.70     9/07-7/17
AM          AAA/AAA         20.000%   $[243,536,000](1)   [10.000]%                         %             9.88     7/17-7/17
AJ          AAA/AAA         11.375%   $[210,050,000](1)    [8.625]%                         %             9.96     7/17-8/17
B           AA+/AA+         10.875%      $12,177,000        0.500%                          %             9.97     8/17-8/17
C            AA/AA           9.250%      $39,575,000        1.625%                          %             9.97     8/17-8/17
D           AA-/AA-          8.125%      $27,398,000        1.125%                          %             9.97     8/17-8/17
E            A+/A+           7.750%      $9,132,000         0.375%                          %             9.97     8/17-8/17
F             A/A            7.000%      $18,266,000        0.750%                          %             9.97     8/17-8/17
Certificates Not Offered
A-2FL       AAA/AAA         30.000%     $[______](1)      [___]%(1)     Floating     LIBOR + [__]%(2)     7.02     6/14-5/16
A-3FL       AAA/AAA         30.000%     $[______](1)      [___]%(1)     Floating     LIBOR + [__]%(2)     9.75     3/17-7/17
AM-FL       AAA/AAA         20.000%     $[______](1)      [___]%(1)     Floating     LIBOR + [__]%(2)     9.88     7/17-7/17
AJ-FL       AAA/AAA         11.375%     $[______](1)      [___]%(1)     Floating     LIBOR + [__]%(2)     9.96     7/17-8/17
G            A-/A-           6.125%      $21,309,000        0.875%                          %             9.97     8/17-8/17
H          BBB+/BBB+         4.750%      $33,486,000        1.375%                          %             9.97     8/17-8/17
J           BBB/BBB          3.750%      $24,354,000        1.000%                          %             9.97     8/17-8/17
K          BBB-/BBB-         3.125%      $15,221,000        0.625%                          %             9.97     8/17-8/17
L           BB+/BB+          2.500%      $15,221,000        0.625%                          %             9.97     8/17-8/17
M            BB/BB           2.125%      $9,133,000         0.375%                          %             9.97     8/17-8/17
N           BB-/BB-          2.000%      $3,044,000         0.125%                          %             9.97     8/17-8/17
P            B+/B+           1.875%      $3,044,000         0.125%                          %             9.97     8/17-8/17
Q             B/B            1.625%      $6,089,000         0.250%                          %             9.97     8/17-8/17
S            B-/B-           1.500%      $3,044,000         0.125%                          %             9.97     8/17-8/17
T            NR/NR           0.000%      $36,530,703        1.500%                          %            10.38     8/17-8/22
X           AAA/AAA           N/A      $2,435,364,703        N/A        Variable            %             N/A         N/A

_____________________

(1)   The principal allocations between each of the class A-2 and class A-2FL certificates, the class A-3 and class A-3FL certificates, the class AM and class AM-FL certificates and the class AJ and class AJ-FL certificates, respectively, will be determined by market demand up to the initial principal balance indicated on the respective fixed rate class.

                                       S-5

(2)   Under certain circumstances described in this prospectus supplement, the pass-through rate applicable to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates may convert to either (a) a fixed rate; (b) a variable rate equal to the weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding the additional interest distributable to the class Y and class Z certificates) from time to time;
      (c) a variable rate equal to the lesser of (i) % per annum and (ii) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding the additional interest distributable to the class Y and class Z certificates) from time to time; or (d) a variable rate equal to the weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding the additional interest distributable to the class Y and class Z certificates) from time to time less a specified percentage.

      In reviewing the foregoing table, prospective investors should note that--

      o     The class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ,
            AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
            certificates are the only certificates identified in the table that have principal balances and are sometimes referred to in this prospectus supplement as principal balance certificates. The principal balance of any of those certificates at any time represents the maximum amount that the holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

      o     The class X certificates do not have principal balances. They are interest-only certificates and will accrue interest on a notional amount.

      o     For purposes of calculating the amount of accrued interest on the class X certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class
            A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B, C, D, E, F, G, H, J, K, L, M,
            N, P, Q, S and T certificates and the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests outstanding from time to time.

      o     The actual total principal balance or notional amount, as
            applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

      o     The ratings shown in the table are those expected from Fitch, Inc.
            and Standard & Poor's, a division of The McGraw-Hill Companies,
            Inc., respectively. It is a condition to the issuance of the offered certificates that they receive ratings no lower than those shown in the table. The rated final distribution date for the offered certificates is the distribution date in August 2049. See "Ratings"
            in this prospectus supplement.

      o     The percentages indicated under the column "Approx. % Total Credit
            Support" with respect to the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates represent the approximate credit support for those classes of certificates, collectively. The percentages indicated under the column "Approx. % Total Credit Support" with respect to the class AM and class AM-FL certificates represent the approximate credit support for those classes of certificates, collectively, and with respect to the class AJ and class AJ-FL certificates, represent the approximate credit support for those classes of certificates, collectively. No class of certificates will provide any credit support to any of the class A-2FL, A-3FL, AM-FL or AJ-FL certificates for a failure by the swap counterparty to make any payment under the related swap agreement.

      o     Each class of offered certificates identified in the table above will have a pass-through rate equal to (a) a "Fixed" pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table, (b) a "WAC Cap" variable pass-through rate equal to the lesser of (x) the initial
            pass-through rate identified in the table with respect to that class, and (y) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional interest distributable to the class Y and class Z certificates) from time to time, or (c) a "WAC-x%" variable pass-through rate equal to either: (x) a weighted average of the adjusted net mortgage interest rates on the mortgage loans
            (excluding amounts payable to the class Y and class Z certificates)
            from time to time; or (y) a weighted average of the adjusted net mortgage interest

                                       S-6

            rates on the mortgage loans (without regard to the additional interest distributable to the class Y and class Z certificates) from time to time, minus a specific percentage.

      o     The assets of the issuing entity will include swap agreements that relate to each of the class A-2FL, A-3FL, AM-FL and AJ-FL
            certificates. No class of offered certificates will have any beneficial interest in any swap agreement.

      o     The pass-through rate for the class X certificates will equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of certificates. The total principal balance of each class of principal balance certificates will constitute a separate component of the total notional amount of the class X certificates. The class X strip rate applicable to the accrual of interest on any particular component of the total principal balance of the class X certificates will generally equal the excess, if any, of--

            1.    a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional
                  interest distributable to the class Y and class Z
                  certificates) from time to time, over

            2.    the weighted average of the pass-through rates from time to time on the classes of certificates identified in the table that have principal balances and that constitute components of the subject class (or, in the case of each of the A-2FL,
                  A-3FL, AM-FL and/or AJ-FL classes, the pass-through rate from time to time on the related REMIC II regular interest).

            See "Description of the Offered Certificates--Calculation of
            Pass-Through Rates" in this prospectus supplement.

      o     The initial pass-through rates listed in the table for the class X certificates and each class of certificates identified in the table as having a WAC Cap pass-through rate are approximate.

      o     As to any given class of offered certificates, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of certificates.

      o     As to any given class of offered certificates, the principal window is the period during which holders of those certificates would receive distributions of principal. The distribution date in the last month of the principal window for any class of offered certificates would be the final principal distribution date for that class.

      o     The weighted average lives and principal windows for the respective classes of offered certificates have been calculated based on the assumptions, among others, that--

            1.    each mortgage loan with an anticipated repayment date is paid in full on that date,

            2.    each mortgage loan which converts from a fixed rate of
                  interest to a floating rate of interest is paid in full on its first open prepayment date,

            3.    no mortgage loan is otherwise prepaid prior to maturity,

            4.    no defaults or losses occur with respect to the mortgage
                  loans, and

            5.    no extensions of maturity dates of mortgage loans occur.

      See "Yield and Maturity Considerations--Weighted Average Lives" in this prospectus supplement.

                                       S-7

      o     The certificates will also include the class R-I, R-II, Y and Z certificates, which are not presented in the table. The class R-I,
            R-II, Y and Z certificates do not have principal balances or notional amounts and do not accrue interest. The class R-I, R-II, Y and Z certificates are not offered by this prospectus supplement.

      o     When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

            1.    without regard to any increase in the mortgage interest rate that may occur in connection with a default,

            2.    without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of the certificates,

            3.    without regard to any increase in the mortgage interest rate that may occur if that mortgage loan, if it has an anticipated repayment date, is not repaid in full on or before that
                  anticipated repayment date,

            4.    without regard to any change in the mortgage rate that may occur when certain of the mortgage loans in this pool convert from fixed rate to floating rate; and

            5.    net of the sum of the per annum rates at which the related master servicing fee (which is inclusive of primary servicing fees with respect to each mortgage loan) and the trust
                  administration fee accrue,

      as that net mortgage interest rate for that mortgage loan, unless it accrues interest on the basis of a 360-day year consisting of twelve
      30-day months, may be adjusted in the manner described in this prospectus supplement for purposes of calculating the pass-through rates of the various classes of interest-bearing certificates.

      The offered certificates will evidence beneficial ownership interests in the assets of the issuing entity. The primary assets of the issuing entity will consist of a segregated pool of commercial, multifamily and manufactured housing community mortgage loans. When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to transfer to the issuing entity, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to transfer to the issuing entity on Annex A-1 to this prospectus supplement.

      The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the issuing entity will be a pooling and servicing agreement to be dated as of August 1, 2007. The pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, two master servicers and a special servicer. A copy of the pooling and servicing agreement will be filed with the Securities and Exchange Commission as an exhibit to a current report on Form 8-K following the initial issuance of the certificates.
The Securities and Exchange Commission will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available
Information" in the accompanying base prospectus.

                                RELEVANT PARTIES

ISSUING ENTITY ...........................   ML-CFC Commercial Mortgage Trust 2007-8, a New York common law trust, is the entity that will hold and own the mortgage loans and in whose name the certificates will be issued. See "Transaction Participants--The Issuing
                                             Entity" in this prospectus supplement and "The Trust Fund--Issuing
                                             Entities" in the accompanying base prospectus.

                                       S-8

DEPOSITOR ................................   We are Merrill Lynch Mortgage Investors, Inc., the depositor of the series
                                             2007-8 securitization transaction. We are a special purpose Delaware corporation. Our address is 4 World Financial Center, 16th Floor, 250 Vesey
                                             Street, New York, New York 10080 and our telephone number is (212)
                                             449-1000. We will acquire the mortgage loans and transfer them to the issuing entity. We are an affiliate of Merrill Lynch Mortgage Lending,
                                             Inc., one of the sponsors, and Merrill Lynch, Pierce, Fenner & Smith
                                             Incorporated, one of the underwriters. See "Transaction Participants--The
                                             Depositor" in this prospectus supplement and "The Depositor" in the accompanying base prospectus.

SPONSORS / MORTGAGE LOAN SELLERS .........   Countrywide Commercial Real Estate Finance, Inc., Merrill Lynch Mortgage
                                             Lending, Inc. and KeyBank National Association will be the sponsors with respect to the series 2007-8 securitization transaction. Merrill Lynch
                                             Mortgage Lending, Inc. is our affiliate, an affiliate of Merrill Lynch,
                                             Pierce, Fenner & Smith Incorporated, one of the underwriters, and an affiliate of Merrill Lynch Capital Services, Inc., the swap counterparty.
                                             Countrywide Commercial Real Estate Finance, Inc. is an affiliate of
                                             Countrywide Securities Corporation, one of the underwriters. KeyBank
                                             National Association is an affiliate of KeyCorp Real Estate Capital
                                             Markets, Inc., one of the master servicers, and KeyBanc Capital Markets
                                             Inc., one of the underwriters. The sponsors are also referred to as mortgage loan sellers in this prospectus supplement.

                                             We will acquire the mortgage loans that will back the certificates from the mortgage loan sellers, each of which originated or acquired from a third party the mortgage loans to be transferred to the issuing entity. The mortgage loan identified on Annex A-1 to this prospectus supplement as
                                             Empirian Portfolio Pool Two was originated by Arbor Commercial Funding, LLC and has since been acquired by Merrill Lynch Mortgage Lending, Inc.

                                             The following table shows the number of mortgage loans that we expect will be sold to us by each mortgage loan seller and the respective percentages that those mortgage loans represent of the initial mortgage pool balance, the initial loan group 1 balance and the initial loan group 2 balance.

                                                        AGGREGATE
                                          NUMBER OF    CUT-OFF DATE    % OF INITIAL   % OF INITIAL   % OF INITIAL
                                          MORTGAGE      PRINCIPAL        MORTGAGE     LOAN GROUP 1   LOAN GROUP 2
         MORTGAGE LOAN SELLER               LOANS        BALANCE       POOL BALANCE     BALANCE        BALANCE
---------------------------------------   ---------   --------------   ------------   ------------   ------------

1. Countrywide Commercial Real Estate        165      $1,136,902,105       46.7%          56.3%          33.7%
   Finance, Inc.
2. Merrill Lynch Mortgage Lending, Inc.       21        $874,784,080       35.9%          19.0%          58.8%
3. KeyBank National Association               32        $423,678,518       17.4%          24.7%           7.5%
                                          ---------   --------------   ------------   ------------   ------------
                                             218      $2,435,364,704      100.0%         100.0%         100.0%

                                             See "Transaction Participants--The Sponsors" and "--The Mortgage Loan
                                             Seller" in this prospectus supplement and "The Sponsor" in the accompanying base prospectus.

TRUSTEE ..................................   Upon initial issuance of the certificates, LaSalle Bank National
                                             Association, a national banking association with corporate trust offices located in Chicago, Illinois, will act as trustee and custodian of the assets of the issuing entity on behalf of all the certificateholders. The trustee will be primarily responsible for back-up advancing, distributing

                                       S-9

                                             payments to certificateholders and deliveries or otherwise making available certain reports to certificateholders that provide various details regarding the certificates and the mortgage loans.

                                             The trustee will also be responsible for maintaining possession of the promissory notes for the mortgage loans and various other important loan documents.

                                             See "Transaction Participants--The Trustee" in this prospectus supplement."

MASTER SERVICERS .........................   Upon initial issuance of the certificates, KeyCorp Real Estate Capital
                                             Markets, Inc., an Ohio corporation, and Wells Fargo Bank, National
                                             Association, a national banking association, will act as the master servicers with respect to the mortgage loans. KeyCorp Real Estate Capital
                                             Markets, Inc. is an affiliate of KeyBank National Association, one of the sponsors and a mortgage loan seller, and an affiliate of KeyBanc Capital
                                             Markets Inc., one of the underwriters.

                                             KeyCorp Real Estate Capital Markets, Inc. will act as master servicer with respect to the mortgage loans that we acquire from Merrill Lynch Mortgage
                                             Lending, Inc. and KeyBank National Association and which we will transfer to the issuing entity. Wells Fargo Bank, National Association will act as master servicer with respect to the mortgage loans that we acquire from
                                             Countrywide Real Estate Finance, Inc. and which we will transfer to the issuing entity.

                                             The master servicers will be primarily responsible for servicing and administering, directly or through sub-servicers: (a) mortgage loans as to which there is no default or reasonably foreseeable default that would give rise to a transfer of servicing to the special servicer; and (b) mortgage loans as to which any such default or reasonably foreseeable default has been corrected, including as part of a work-out. In addition, the master servicers will be the primary parties responsible for making delinquency advances and servicing advances (except with respect to the Georgia-Alabama
                                             Retail Portfolio trust mortgage loan) under the pooling and servicing agreement. See "--Georgia-Alabama Primary Servicer and Special Servicer"
                                             below. See also "Transaction Participants--The Master Servicers and the
                                             Special Servicer" in this prospectus supplement.

SPECIAL SERVICER .........................   Upon initial issuance of the certificates, Midland Loan Services, Inc., a
                                             Delaware corporation, will act as special servicer with respect to the mortgage loans and any related foreclosure properties. However, with respect to the mortgage loan known as Georgia-Alabama Retail Portfolio, the special servicer will be Midland Loan Services, Inc. pursuant to the ML-CFC
                                             2007-7 pooling and servicing agreement applicable to the securitization containing the related non-trust pari passu loan. The special servicer will be primarily responsible for making decisions and performing certain servicing functions, including work-outs and foreclosures, with respect to the mortgage loans that, in general, are in default or as to which default is reasonably foreseeable and for liquidating foreclosure properties that are acquired as part of the assets of the issuing entity. Midland Loan
                                             Services, Inc. is an affiliate of a company that is the external manager of an entity that may be the initial controlling class representative. See
                                             "Transaction Participants--

                                      S-10

                                             The Master Servicers and the Special Servicer" in this prospectus supplement.

SIGNIFICANT OBLIGORS .....................   The mortgage loans identified on Annex A-1 to this prospectus supplement as
                                             Farallon Portfolio and Empirian Portfolio Pool Two, each represent a portion of the initial mortgage pool balance in excess of 10% and therefore, each of the related borrowers will be considered a significant obligor. See Annex C, "Preliminary Structural and Collateral Term
                                             Sheet--Farallon Portfolio" and "--Empirian Portfolio Pool Two" in this prospectus supplement.

GEORGIA-ALABAMA PRIMARY SERVICER
AND SPECIAL SERVICER .....................   The mortgage loan identified on Annex A-1 to this prospectus supplement as
                                             Georgia-Alabama Retail Portfolio is serviced and administered pursuant to the ML-CFC 2007-7 Commercial Mortgage Trust Commercial Mortgage
                                             Pass-Through Certificates, Series 2007-7 pooling and servicing agreement
                                             (the governing document for the ML-CFC 2007-7 securitization, which contains the related non-trust pari passu loan), which provides for servicing arrangements that are similar but not identical to those under the pooling and servicing agreement. In that regard--

                                             o     LaSalle Bank National Association, which is the trustee under the
                                                   ML-CFC 2007-7 pooling and servicing agreement, is, in that capacity, the mortgagee of record for the mortgage loan secured by the
                                                   Georgia-Alabama Retail Portfolio mortgaged real property;

                                             o     Wachovia Bank, National Association, which is one of the master servicers under the ML-CFC 2007-7 pooling and servicing agreement, is, in that capacity, the primary servicer for the Georgia-Alabama
                                                   Retail Portfolio trust mortgage loan; and

                                             o     Midland Loan Services, Inc., which is the special servicer under the
                                                   ML-CFC 2007-7 pooling and servicing agreement, is, in that capacity, the special servicer for the Georgia-Alabama Retail Portfolio trust mortgage loan.

                                             Wachovia Bank National Association, as master servicer, will be responsible for making servicing advances for the related loan combination. The controlling class representative will not be permitted to replace the special servicer under the ML-CFC 2007-7 pooling and servicing agreement unless and until any appraisal reduction amount with respect to the subject loan combination reduces the initial principal balance of the related
                                             B-note non-trust loan below 25% of its original principal balance.

                                             References in this prospectus supplement, however, to the trustee, the applicable master servicer and the special servicer will mean the trustee, the master servicer and the special servicer under the series 2007-8 pooling and servicing agreement unless the context clearly indicates otherwise.

                                      S-11

CONTROLLING CLASS OF CERTIFICATEHOLDERS ..   The holders--or, if applicable, beneficial owners--of certificates representing a majority interest in a designated controlling class of the certificates will have the right, subject to the conditions described under
                                             "Servicing of the Mortgage Loans--The Controlling Class Representative and
                                             the Loan Combination Controlling Parties" and "--Replacement of the Special
                                             Servicer" in this prospectus supplement, to--

                                             o     replace the special servicer; and

                                             o     select a representative that may direct and advise the special servicer on various servicing matters with respect to the mortgage loans.

                                             except with respect to the mortgage loans known as (x) Georgia-Alabama
                                             Retail Portfolio (loan number 7), (y) Farallon Portfolio (loan number 2)
                                             and (z) Peninsula Beverly Hills (loan number 4), the holder of a related
                                             B-note loan or non-trust loan, which holder is described under "--The Loan
                                             Combination Controlling Parties" below, may exercise those, or similar rights or other rights specified herein, with respect to such mortgage loans.

                                             Unless there are significant losses on the mortgage loans, the controlling class of certificateholders will be the holders of a non-offered class of certificates. The initial controlling class of certificateholders will be the class T certificateholders.

THE LOAN COMBINATION
   CONTROLLING PARTIES ...................   As indicated under "--The Mortgage Loans and the Mortgaged Real
                                             Properties--The Loan Combinations" below, five (5) mortgage loans are each part of a loan combination that is comprised of that mortgage loan, which will be transferred to the issuing entity, and one or more pari passu
                                             A-notes and/or subordinate B-note loans and/or other non-trust loans that will not be transferred to the issuing entity.

                                             In the case of one (1) of the five (5) loan combinations referred to above, which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, the related trust mortgage loan consists of five A-note trust loans and five B-note trust loans, and the related non-trust loans consist of one or more A-note non-trust loans that are generally pari passu in right of payment to the
                                             A-note trust loan and one or more B-note non-trust loans that are generally subordinate to the A-note trust loan and the A-note non-trust loans and generally pari passu to the B-note trust loans. The holder or holders (and their respective successors and assigns) of all or any portion of the non-trust fixed-rate A notes which are not held by the trust, as designated by Merrill Lynch Mortgage Lending, Inc. and which may be Merrill Lynch
                                             Mortgage Lending, Inc., will have the right to replace the special servicer for the Farallon Portfolio loan combination and to direct and advise the master servicer and special servicer, and have certain approval rights, with respect to various servicing matters and major decisions relating to the Farallon Portfolio loan combination. The controlling class of the
                                             ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through
                                             Certificates, Series 2007-8 securitization transaction will not have such rights. In connection with future securitizations involving all or any portion of the fixed rate notes that comprise the Farallon Portfolio loan

                                      S-12

                                             combination, Merrill Lynch Mortgage Lending, Inc. may designate the controlling class of any such securitization as the controlling holder for the Farallon Portfolio loan combination in which case such controlling holder shall have such rights and Merrill Lynch Mortgage Lending, Inc. (or its successors or assigns, as applicable), as holder of any remaining portion of the Farallon Portfolio loan combination, will have certain non-binding consultation rights with respect to matters relating such rights.

                                             In the case of one (1) of the five (5) loan combinations referred to above, which loan is secured by the mortgaged real property identified on Annex
                                             A-1 to this prospectus supplement as Executive Hills Portfolio, such loan combination consists of the related trust mortgage loan and a B-note non-trust loan that is subordinate to the related trust mortgage loan. The holder of the B-note non-trust loan will have the right to replace the special servicer for this mortgage loan and the right to direct and advise the applicable master servicer on various servicing matters until an appraisal reduction with respect to the loan combination reduces the principal balance of the B-note non-trust loan below 25% of its original principal balance, or the holder of more than 50% of the principal balance of the B-note non-trust loan is the related borrower or its affiliates.

                                             In the case of one (1) of the five (5) loan combinations referred to above, which loan is secured by the mortgaged real property identified on Annex
                                             A-1 to this prospectus supplement as Peninsula Beverly Hills, such loan combination consists of the related trust mortgage loan and a B-note non-trust loan that is subordinate to the related trust mortgage loan. The holder of the B-note non-trust loan will have the right to replace the special servicer for this mortgage loan and the right to direct and advise the applicable master servicer and special servicer on various servicing matters until an appraisal reduction with respect to the loan combination reduces the principal balance of the related B-note non-trust loan below
                                             25% of its original principal balance, at which time, such rights will be with the controlling class representative.

                                             In the case of one (1) of the five (5) loan combinations referred to above, which loan is secured by the mortgaged real properties identified on Annex
                                             A-1 to this prospectus supplement as Georgia-Alabama Retail Portfolio, such loan combination consists of the related trust mortgage loan (which consists of an A-note trust loan and a B-note trust loan), an A-note non-trust loan that is pari passu in right of payment to the related A-note trust mortgage loan and a B-note non-trust loan that is pari passu in right of payment to the B-note trust loan and subordinate in right of payment to the A-note trust mortgage loan and the A-note non-trust loan. The controlling class representative (as designee of the holder of the B-note trust loan) and the holder of the B-note non-trust loan, together will have the right, under certain circumstances, to replace the special servicer under the ML-CFC 2007-7 pooling and servicing agreement and the right to direct and advise such master servicer and the special servicer under the
                                             ML-CFC 2007-7 pooling and servicing agreement on various servicing matters regarding the related loan combination until an appraisal reduction with respect to the subject loan combination reduces the principal balance of the related B-note trust loan and B-note non-trust loan below 25% of

                                      S-13

                                             their original outstanding principal balance, at which time, such rights will be solely with the controlling class representative.

                                             In the case of one (1) of the five (5) loan combinations referred to above, which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Timbercreek Apartments, subject to certain limitations with respect to modifications and the right to purchase the related trust mortgage loan, the holder of the related B-note loan will have no voting, consent or other rights with respect to any servicing actions (other than in some cases, non-binding consultation rights or the right to consent to certain modifications).

                                             See "Description of the Mortgage Pool--The Loan Combinations-- The Farallon
                                             Portfolio Loan Combination," "--The Executive Hills Portfolio Loan
                                             Combination," "--The Peninsula Beverly Hills Loan Combination," "--The
                                             Georgia-Alabama Retail Portfolio Loan Combination" and "--The MezzCap Loan
                                             Combinations," and "Servicing of the Mortgage Loans--The Controlling Class
                                             Representative and the Loan Combination Controlling Parties" in this prospectus supplement.

SWAP COUNTERPARTY ........................   It is expected that Merrill Lynch Capital Services, Inc., one of our affiliates and an affiliate of Merrill Lynch Mortgage Lending, Inc., one of the mortgage loan sellers, and of Merrill Lynch, Pierce, Fenner & Smith
                                             Incorporated, one of the underwriters, will be the counterparty under the swap agreements relating to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates. The obligations of Merrill Lynch Capital Services, Inc. under the swap agreements will be guaranteed by Merrill Lynch & Co., Inc., another of our affiliates. As of the date of this prospectus supplement,
                                             Merrill Lynch & Co., Inc. has been assigned senior unsecured debt ratings of "AA-" by S&P and "AA-" by Fitch. See "Description of the Swap
                                             Agreements" in this prospectus supplement.

                                             None of the holders of any offered certificate will have any beneficial interest in any swap agreement.

RATING AGENCIES ..........................   It is a condition to the issuance of the offered certificates that they receive ratings from Standard & Poor's, a division of The McGraw-Hill
                                             Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"), no lower than those shown in the table on page S-5. See "Ratings" in this prospectus supplement.

                                             RELEVANT DATES AND PERIODS

CUT-OFF DATE .............................   References in this prospectus supplement to the "cut-off date" mean, individually and collectively, as the context may require, with respect to each mortgage loan, the related due date of that mortgage loan in August,
                                             2007 or, with respect to any mortgage loan that has its first due date in
                                             September, 2007, August 1, 2007. All payments and collections received on each mortgage loan after the cut-off date, excluding any payments or collections that represent amounts due on or before that date, will belong to the issuing entity.

CLOSING DATE .............................   The date of initial issuance for the offered certificates will be on or about August 24, 2007.

                                      S-14

DETERMINATION DATE .......................   For any distribution date, the eighth day of each month, or if such eighth day is not a business day, the business day immediately succeeding, commencing in September, 2007.

                                             Notwithstanding the foregoing, the applicable master servicer may make its determination as to the collections received in respect of certain mortgage loans as of a later date during each month because those mortgage loans provide for monthly debt-service payments to be due on a day later than the first day of each month, but which, subject to the applicable business day convention, is not later than the eighth day of each month.

                                             With respect to any distribution date, references in this prospectus supplement to "determination date" mean, as to each mortgage loan, the applicable determination date occurring in the same month as that distribution date.

DISTRIBUTION DATE ........................   Payments on the offered certificates are scheduled to occur monthly, commencing in September, 2007. During any given month, the distribution date will be the fourth business day after the related determination date.

RECORD DATE ..............................   The record date for each monthly payment on an offered certificate will be the last business day of the prior calendar month. The registered holders of the offered certificates at the close of business on each record date will be entitled to receive any payments on those certificates on the following distribution date, except that the last payment on any offered certificate will be made only upon presentation and surrender of that certificate.

RATED FINAL DISTRIBUTION DATE ............   The rated final distribution date for each class of the offered certificates is the distribution date in August 2049.

ASSUMED FINAL DISTRIBUTION DATES .........   Set forth opposite each class of offered certificates in the table below is the distribution date on which the principal balance of that class is expected to be paid in full, assuming, among other things, no delinquencies, losses, modifications, extensions of maturity dates, repurchases or, except as contemplated by the next sentence, prepayments of the mortgage loans after the initial issuance of the certificates. For purposes of the table, each mortgage loan with an anticipated repayment date is assumed to be repaid in full on its anticipated repayment date and each mortgage loan which converts from a fixed rate of interest to a floating rate is assumed to be repaid in full on its first open prepayment date.

                                                                                    MONTH AND YEAR OF ASSUMED FINAL
                                                           CLASS                           DISTRIBUTION DATE
                                             --------------------------------    --------------------------------------

                                                            A-1                                June 2012
                                                            A-2                                 May 2016
                                                           A-SB                                March 2017
                                                            A-3                                July 2017
                                                           A-1A                                July 2017
                                                            AM                                 July 2017
                                                            AJ                                August 2017
                                                             B                                August 2017
                                                             C                                August 2017
                                                             D                                August 2017
                                                             E                                August 2017
                                                             F                                August 2017

                                      S-15

                                             See the maturity assumptions described under "Yield and Maturity
                                             Considerations" in this prospectus supplement for further assumptions that were taken into account in determining the assumed final distribution dates.

COLLECTION PERIOD ........................   On any distribution date, amounts available for payment on the offered certificates will depend on the payments and other collections received, and any advances of payments due, on the mortgage loans during the related collection period. In general, each collection period--

                                             o     will relate to a particular distribution date;

                                             o     will be approximately one month long;

                                             o     will begin on the day after the determination date in the immediately preceding month or, in the case of the first collection period, will begin immediately following the cut-off date; and

                                             o     will end on the determination date in the month of the related distribution date.

                                             However, the collection period for any distribution date for certain mortgage loans may differ from the collection period with respect to the rest of the mortgage pool for that distribution date because the determination dates for those mortgage loans may not be the same as the determination date for the rest of the mortgage pool. Accordingly, there may be more than one collection period with respect to some distribution dates.

                                             With respect to any distribution date, references in this prospectus supplement to "collection period" mean, as to each mortgage loan, the applicable collection period ending in the month in which that distribution date occurs.

INTEREST ACCRUAL PERIOD ..................   The amount of interest payable with respect to the offered certificates on any distribution date will be a function of the interest accrued during the related interest accrual period. The interest accrual period with respect to each class of interest-bearing offered certificates and the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests for any distribution date will be the calendar month immediately preceding the month in which that distribution date occurs. Interest will be calculated with respect to each class of interest-bearing offered certificates and the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests assuming that each interest accrual period consists of 30 days and each year consists of 360 days.

                                      S-16

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL ..................................   The issuing entity will issue multiple classes of certificates with an approximate total principal balance at initial issuance equal to
                                             $2,435,364,703. Twelve (12) of those classes of the certificates are being offered by this prospectus supplement. The classes offered by this prospectus supplement are identified on the cover hereof. The remaining classes of the certificates will be offered separately in a private offering.

REGISTRATION AND DENOMINATIONS............   We intend to deliver the offered certificates in book-entry form in original denominations of $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

                                             You will initially hold your offered certificates, directly or indirectly, through The Depository Trust Company and they will be registered in the name of Cede & Co. as nominee for The Depository Trust Company. As a result, you will not receive a fully registered physical certificate representing your interest in any offered certificate, except under the limited circumstances described under "Description of the Offered
                                             Certificates--Registration and Denominations" in this prospectus supplement and under "Description of the Certificates--Book-Entry Registration" in the
                                             accompanying base prospectus.

PAYMENTS

A. GENERAL ...............................   For purposes of making distributions with respect to the class A-1, A-2,
                                             A-SB, A-3 and A-1A certificates and the class A-2FL and A-3FL certificates
                                             (through the respective REMIC II regular interests), the mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 162 mortgage loans, with an initial loan group 1 balance of $1,401,593,530 and representing approximately 57.6%
                                             of the initial mortgage pool balance, that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 56 mortgage loans, with an initial loan group 2 balance of $1,033,771,173 and representing approximately 42.4% of the initial mortgage pool balance, that are secured by multifamily and manufactured housing community properties. Annex A-1 to this prospectus supplement sets forth the loan group designation with respect to each mortgage loan.

                                      S-17

                                             On each distribution date, to the extent of available funds attributable to the mortgage loans as described below, which available funds will be net of specified expenses of the issuing entity, including all servicing fees, trust administration fees and other compensation, the trustee will make payments of interest and, except in the case of the class X certificates, principal to the holders of the following classes of certificates (or, in the case of the reference to "A-2FL" below, with respect to the class A-2FL
                                             REMIC II regular interest, in the case of the reference to "A-3FL" below, with respect to the class A-3FL REMIC II regular interest, in the case of the reference to "AM-FL" below, with respect to the class AM-FL REMIC II regular interest, and in the case of the reference to "AJ-FL" below, with respect to the class AJ-FL REMIC II regular interest), in the following order:

                                                       PAYMENT ORDER                            CLASS
                                             ---------------------------------     -------------------------------

                                                             1                       A-1, A-2, A-2FL, A-SB, A-3,
                                                                                          A-3FL, A-1A and X
                                                             2                              AM and AM-FL
                                                             3                              AJ and AJ-FL
                                                             4                                    B
                                                             5                                    C
                                                             6                                    D
                                                             7                                    E
                                                             8                                    F
                                                             9                                    G
                                                            10                                    H
                                                            11                                    J
                                                            12                                    K
                                                            13                                    L
                                                            14                                    M
                                                            15                                    N
                                                            16                                    P
                                                            17                                    Q
                                                            18                                    S
                                                            19                                    T

                                             In general, payments of interest in respect of the class A-1, A-2, A-SB and
                                             A-3 certificates, and the class A-2FL and class A-3FL REMIC II regular interests will be made pro rata, based on entitlement, out of available funds attributable to the mortgage loans in loan group 1. Payments of interest in respect of the class A-1A certificates will be made out of available funds attributable to the mortgage loans in loan group 2.
                                             Payments of interest on the class X certificates will be made out of available funds attributable to both loan groups. However, if the funds available for those distributions of interest on any distribution date are insufficient to pay in full the total amount of interest to be paid with respect to any of the class A-1, A-2, A-SB, A-3, A-1A and/or X certificates, the class A-2FL and/or class A-3FL REMIC II regular interests, then the funds available for distribution will be allocated among all these classes pro rata in accordance with their interest entitlements, without regard to loan groups.

                                             The allocation of principal payments among the class A-1, A-2, A-SB, A-3 and A-1A certificates, the class A-2FL certificates (through the class
                                             A-2FL REMIC II regular interest) and the class A-3FL certificates (through the class A-3FL REMIC II regular interest) also

                                      S-18

                                             takes into account loan groups and is described under "--Payments--Payments of Principal" below. See also "Description of the Offered
                                             Certificates--Payments--Priority of Payments" in this prospectus supplement.

                                             No payments or other collections on the non-trust loans described under
                                             "--The Mortgage Loans and the Mortgaged Real Properties--Loan Combinations"
                                             below, which are not assets of the issuing entity, will be available for distributions on the certificates. See "Description of the Mortgage
                                             Pool--Loan Combinations" in this prospectus supplement.

B. PAYMENTS OF INTEREST ..................   Each class of certificates (other than the class Y, Z, R-I and R-II certificates) and the class A-2FL, class A-3FL, class AM-FL and class AJ-FL
                                             REMIC II regular interests will bear interest. With respect to each interest-bearing class of certificates and the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, that interest will accrue during each interest accrual period based upon--

                                             o     the pass-through rate applicable for the particular class of certificates, the class A-2FL REMIC II regular interest, the class
                                                   A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, for that interest accrual period;

                                             o     the total principal balance or notional amount, as the case may be, of the particular class of certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, outstanding immediately prior to the related distribution date; and

                                             o     the assumption that each year consists of twelve 30-day months (or, in the case of each of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, for so long as the related swap agreement is in effect and there is no continuing payment default under any swap agreement on the part of the swap counterparty, based on the actual number of days in the applicable interest accrual period and the assumption that each year consists of 360 days).

                                             A whole or partial prepayment on a mortgage loan may not be accompanied by the amount of one full month's interest on the prepayment. As and to the extent described under "Description of the Offered
                                             Certificates--Payments--Payments of Interest" in this prospectus supplement, these shortfalls may be allocated (in the case of the class
                                             A-2FL certificates, through the class A-2FL REMIC II regular interest, in the case of the class A-3FL certificates, through the class A-3FL REMIC II regular interest, in the case of the class AM-FL certificates, through the class AM-FL REMIC II regular interest, and in the case of the class AJ-FL certificates, through the class AJ-FL REMIC II regular interest) to reduce the amount of accrued interest otherwise payable to the holders of the respective interest-bearing classes of the certificates (other than the class X certificates).

                                      S-19

                                             On each distribution date, subject to available funds and the payment priorities described under "--Payments--General" above, you will be entitled to receive your proportionate share of: (a) all interest accrued with respect to your class of offered certificates during the related interest accrual period; plus (b) any interest that was payable with respect to your class of offered certificates on all prior distribution dates, to the extent not previously paid; less (c) except in the case of the class X certificates, your class's share of any shortfalls in interest collections due to prepayments on mortgage loans that are not offset by certain payments made by, in each case, the applicable master servicer.

                                             If, as described below under "--Payments of Principal," collections of principal are insufficient to make a full reimbursement for nonrecoverable advances, those amounts may be reimbursed from interest on the mortgage loans, thereby reducing the amount of interest otherwise distributable on the interest-bearing certificates on the related distribution date.

                                             See "Description of the Offered Certificates--Payments--Payments of
                                             Interest," "--Payments--Priority of Payments" and "--Calculation of
                                             Pass-Through Rates" in this prospectus supplement.

C. PAYMENTS OF PRINCIPAL .................   The class X, R-I, R-II, Y and Z certificates do not have principal balances and do not entitle their holders to payments of principal. Subject to available funds and the payment priorities described under
                                             "--Payments--General" above, however, the holders of each class of principal balance certificates will be entitled to receive a total amount of principal over time equal to the initial principal balance of their particular class. The trustee will be required to make payments of principal in a specified sequential order (in the case of the class A-2FL certificates, through the class A-2FL REMIC II regular interest, in the case of the class A-3FL certificates, through the class A-3FL REMIC II regular interest, in the case of the class AM-FL certificates, through the class AM-FL REMIC II regular interest, and in the case of the class AJ-FL certificates, through the class AJ-FL REMIC II regular interest) to ensure that--

                                             o     no payments of principal will be made to the holders of the class G,
                                                   H, J, K, L, M, N, P, Q, S or T certificates until the total principal balance of the offered certificates and the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests are reduced to zero;

                                             o     no payments of principal will be made to the holders of the class AM,
                                                   AM-FL (through the class AM-FL REMIC II regular interest), AJ, AJ-FL
                                                   (through the class AJ-FL REMIC II regular interest), B, C, D, E or F certificates until, in the case of each of those classes, the total principal balance of all more senior classes of offered certificates and the class A-2FL and A-3FL REMIC II regular interests is reduced to zero; and

                                             o     except as described under "--Amortization, Liquidation and Payment
                                                   Triggers" below, payments of principal will be made--

                                                   (i)   to, first, the holders of the class A-1 certificates, until the total principal balance of such certificates is reduced to

                                      S-20

                                                         zero, second, the holders of the class A-2 certificates and class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, until the total principal balance of such classes is reduced to zero, third, the holders of the class
                                                         A-SB certificates, until the total principal balance of such certificates is reduced to zero, fourth, the holders of the class A-3 certificates and class A-3FL REMIC II regular
                                                         interest, on a pro rata basis by principal balance, until the total principal balance of such classes is reduced to zero, in an aggregate amount equal to the funds allocated to principal with respect to mortgage loans in loan group 1 and, after the total principal balance of the class A-1A certificates has been reduced to zero, the funds allocated to principal with respect to mortgage loans in loan group 2, provided that, on each
                                                         distribution date the total principal balance of the class A-SB certificates must, subject to available funds, be paid down, if necessary, to the scheduled principal balance for that class for that distribution date that is set forth on Annex E to this prospectus supplement before any payments of principal are made with respect to the class A-1, A-2 and/or A-3 certificates or the class A-2FL and/or A-3FL REMIC II regular interests,

                                                   (ii)  to the holders of the class A-1A certificates, until the total principal balance of such certificates is reduced to zero, in an aggregate amount equal to the funds allocated to principal with respect to mortgage loans in loan group 2 and, after the total principal balance of the class A-1, A-2, A-SB and A-3 certificates and the class A-2FL and class A-3FL REMIC II
                                                         regular interests has been reduced to zero, the funds allocated to principal with respect to mortgage loans in loan group 1.

                                             The total payments of principal to be made on the principal balance certificates on any distribution date will generally be a function of--

                                             o     the amount of scheduled payments of principal due or, in some cases, deemed due on the mortgage loans during the related collection period, which payments are either received as of the end of that collection period or advanced by the applicable master servicer or the trustee; and

                                             o     the amount of any prepayments and other unscheduled collections of previously unadvanced principal with respect to the mortgage loans that are received during the related collection period.

                                             However, if the applicable master servicer, the special servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance, together with any interest accrued on that advance, that it has determined is not ultimately recoverable out of collections on the related mortgage loan, then that advance, together with interest accrued on that advance, will be reimbursed first out of payments and other collections of principal on all the mortgage loans, thereby reducing the amount of principal otherwise distributable in respect of

                                      S-21

                                             the principal balance certificates on the related distribution date, prior to being reimbursed out of payments and other collections of interest on all the mortgage loans.

                                             Additionally, if any advance, together with interest accrued on that advance, with respect to a defaulted mortgage loan remains unreimbursed following the time that the mortgage loan is modified and returned to performing status, then (even though that advance has not been deemed nonrecoverable from collections on the related mortgage loan) the applicable master servicer, the special servicer or the trustee, as applicable, will be entitled to reimbursement for that advance, with interest, on a monthly basis, out of payments and other collections of principal on all the mortgage loans after the application of those principal payments and collections to reimburse any party for advances that are nonrecoverable on a loan-specific basis as described in the prior paragraph, thereby reducing the amount of principal otherwise distributable in respect of the principal balance certificates on the related distribution date.

                                             Reimbursements of the advances described in the prior two paragraphs will generally be made first from principal collections on the mortgage loans included in the loan group which includes the mortgage loan in respect of which the advance was made, and if those collections are insufficient to make a full reimbursement, then from principal collections on the mortgage loans in the other loan group. As a result, distributions of principal with respect to the class A-1, A-2, A-SB, A-3 or A-1A certificates, the class
                                             A-2FL certificates (through the class A-2FL REMIC II regular interest) or the class A-3FL certificates (through the class A-3FL REMIC II regular interest) may be reduced even if the advances being reimbursed were made in respect of mortgage loans included in the loan group that does not primarily relate to such class of certificates.

                                             If any advance described above is not reimbursed in whole on any distribution date due to insufficient principal collections and, solely in the case of an advance that is nonrecoverable on a loan-specific basis, interest collections on the mortgage pool during the related collection period, then the portion of that advance which remains unreimbursed will be carried over, and continue to accrue interest, for reimbursement on the following distribution date.

                                             The payment of certain default-related or otherwise unanticipated expenses with respect to any mortgage loan may reduce the amounts allocable as principal of that mortgage loan and, accordingly, the principal distributions on the principal balance certificates.

                                             See "Description of the Offered Certificates--Payments--Payments of
                                             Principal" and "--Payments--Priority of Payments" in this prospectus supplement.

D. AMORTIZATION, LIQUIDATION
   AND PAYMENT TRIGGERS ..................   As a result of losses on the mortgage loans and/or default-related or other unanticipated expenses of the issuing entity, the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P,
                                             Q, S and T certificates could be reduced to zero at a time when the class
                                             A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates remain outstanding.
                                             See "--Description of the Offered

                                      S-22

                                             Certificates--Allocation of Losses on the Mortgage Loans and Other
                                             Unanticipated Expenses" below. If the total principal balance of the class
                                             AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
                                             certificates is reduced to zero at a time when the class A-1, A-2, A-2FL,
                                             A-SB, A-3, A-3FL and A-1A certificates, or any two or more of those classes, remain outstanding, any payments of principal will be distributed to the holders of the outstanding class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates (in the case of the class A-2FL and A-3FL certificates, through the class A-2FL and class A-3FL REMIC II regular interests, respectively), pro rata, rather than sequentially, in accordance with their respective principal balances and without regard to loan groups.

E. PAYMENTS OF PREPAYMENT
   PREMIUMS AND YIELD
   MAINTENANCE CHARGES ...................   You may, in certain circumstances, also receive distributions of prepayment premiums and yield maintenance charges collected on the mortgage loans. Any distributions of those amounts would be in addition to the distributions of principal and interest described above.

                                             If any prepayment premium or yield maintenance charge is collected on any of the mortgage loans, then the trustee will pay that amount in the proportions described under "Description of the Offered
                                             Certificates--Payments--Payments of Prepayment Premiums and Yield
                                             Maintenance Charges" (other than to the holders of any class A-2FL, class
                                             A-3FL, class AM-FL and class AJ-FL certificates for so long as the related swap agreement is in effect) in this prospectus supplement, to--

                                             o     the holders of any of the class A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B,
                                                   C, D, E, F, G, H, J and/or K certificates and/or the class A-2FL
                                                   REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and/or the class AJ-FL
                                                   REMIC II regular interest that are then entitled to receive payments of principal with respect to the loan group that includes the prepaid mortgage loan; and/or

                                             o     the holders of the class X certificates.

                                             All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the issuing entity and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

                                             See "Description of the Offered Certificates--Payments--Payments of
                                             Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement.

                                      S-23

F. FEES AND EXPENSES .....................   The amounts available for distribution on the certificates on any distribution date will generally be net of the following amounts:

       TYPE / RECIPIENT                               AMOUNT/SOURCE                           FREQUENCY
-------------------------------    ---------------------------------------------------      --------------

FEES

Master Servicing Fee / Master      Payable with respect to each and every mortgage             Monthly
Servicers                          loan held by the issuing entity, including each
                                   specially serviced mortgage loan, if any, and each
                                   mortgage loan, if any, as to which the
                                   corresponding mortgaged real property has been
                                   acquired as foreclosure property as part of the
                                   assets of the issuing entity.  With respect to
                                   each such mortgage loan, the master servicing fee
                                   will: (1) generally be calculated for the same
                                   number of days and on the same principal amount as
                                   interest accrues or is deemed to accrue on that
                                   mortgage loan; (2) accrue at an annual rate that
                                   ranges from 0.02000% to 0.10000% per annum; and
                                   (3) be payable (a) monthly from amounts allocable
                                   as interest with respect to that mortgage loan
                                   and/or (b) if the subject mortgage loan and any
                                   related foreclosure property has been liquidated
                                   on behalf of, among others, the
                                   certificateholders, out of general collections on
                                   the mortgage pool.  Master servicing fees with
                                   respect to any mortgage loan will include the
                                   primary servicing fees payable by the applicable
                                   master servicer to any sub-servicer with respect
                                   to that mortgage loan.

Additional Master Servicing             o     Prepayment interest excesses collected         Time to time
Compensation / Master Servicers               on mortgage loans that are the subject
                                              of a principal prepayment in full or in
                                              part after their respective due dates
                                              in any collection period;

                                        o     All interest and investment income earned        Monthly
                                              on amounts on deposit in accounts
                                              maintained by a master servicer, to the
                                              extent not otherwise payable to the
                                              borrowers;

                                        o     On non-specially serviced mortgage loans,      Time to time
                                              late payment charges and default interest
                                              actually collected with respect to the
                                              subject mortgage loan during any
                                              collection period, but only to the extent
                                              not otherwise allocable to pay the
                                              following items with respect to the
                                              subject mortgage loan: (i) interest on
                                              advances; or (ii) additional trust fund
                                              expenses currently payable or previously
                                              paid with respect to the subject mortgage
                                              loan or related mortgaged real property
                                              from collections on the mortgage pool and
                                              not previously reimbursed; and

                                      S-24

       TYPE / RECIPIENT                               AMOUNT/SOURCE                           FREQUENCY
-------------------------------    ---------------------------------------------------      --------------

                                        o     With respect to any non-specially              Time to Time
                                              serviced mortgage loan, 100%--or, if the
                                              consent of the special servicer is
                                              required with respect to the subject
                                              action, 50%-- of each assumption
                                              application fee, assumption fee,
                                              modification fee, extension fee other
                                              similar fee or fees paid in connection
                                              with a defeasance of a mortgage loan that
                                              is actually paid by a borrower in
                                              connection with the related action.

Special Servicing Fee /            Payable with respect to each mortgage loan that is          Monthly
Special Servicer                   being specially serviced or as to which the
                                   corresponding mortgaged real property has been
                                   acquired as foreclosure property as part of the
                                   assets of the issuing entity. With respect to each
                                   such mortgage loan, the special servicing fee will:
                                   (a) accrue for the same number of days and on the
                                   same principal amount as interest accrues or is
                                   deemed to accrue from time to time on that mortgage
                                   loan; (b) accrue at a special servicing fee rate of
                                   0.25% per annum; and (c) be payable monthly from
                                   general collections on the mortgage pool.

Workout Fee / Special Servicer     Payable with respect to each specially serviced           Time to time
                                   mortgage loan that the special servicer successfully
                                   works out. The workout fee will be payable out of,
                                   and will be calculated by application of a workout
                                   fee rate of 1.0% to, each collection of interest and
                                   principal received on the subject mortgage loan for
                                   so long as it is not returned to special servicing
                                   by reason of an actual or reasonably foreseeable
                                   default.

Principal Recovery Fee /           Subject to the exceptions described under "Servicing      Time to time
Special Servicer                   of the Mortgage Loans--Servicing and Other
                                   Compensation and Payment of Expenses--Principal
                                   Special Servicing Compensation--The Principal
                                   Recovery Fee" in this prospectus supplement, payable
                                   with respect to: (a) each specially serviced
                                   mortgage loan--or any replacement mortgage loan
                                   substituted for it--as to which the special servicer
                                   obtains a full or discounted payoff from the related
                                   borrower; and (b) any specially serviced mortgage
                                   loan or foreclosure property as to which the special
                                   servicer receives any liquidation proceeds, sale
                                   proceeds, insurance proceeds or condemnation
                                   proceeds. As to each such specially serviced
                                   mortgage loan or foreclosure property, the principal
                                   recovery fee will be payable from, and will be
                                   calculated by application of a principal recovery
                                   fee rate of 1.0% to, the related payment or
                                   proceeds.

Additional Special Servicing            o     All interest and investment income earned        Monthly
Compensation / Special Servicer               on amounts on deposit in accounts
                                              maintained by the special servicer;

                                      S-25

       TYPE / RECIPIENT                               AMOUNT/SOURCE                           FREQUENCY
-------------------------------    ---------------------------------------------------      --------------

                                        o     On specially serviced mortgage loans,          Time to time
                                              late payment charges and default interest
                                              actually collected with respect to the
                                              subject mortgage loan during any
                                              collection period, but only to the extent
                                              not otherwise allocable to pay the
                                              following items with respect to the
                                              subject mortgage loan: (i) interest on
                                              advances; or (ii) additional trust fund
                                              expenses currently payable or previously
                                              paid with respect to the subject mortgage
                                              loan or related mortgaged real property
                                              from collections on the mortgage pool and
                                              not previously reimbursed;

                                        o     With respect to any specially serviced         Time to time
                                              mortgage loan, 100% of assumption fees or
                                              modification fee actually paid by a
                                              borrower with respect to any assumption
                                              or modification; and

                                        o     With respect to any non-specially              Time to time
                                              serviced mortgage loan, if the consent of
                                              the special servicer is required with
                                              respect to the subject action, 50% of
                                              assumption application fees, assumption
                                              fees, modification fees and other fees
                                              actually paid by a borrower with respect
                                              to any assumption, modification or other
                                              agreement entered into by the applicable
                                              master servicer.

Trust Administration Fee /         Payable out of general collections on the mortgage          Monthly
Trustee                            pool and, for any distribution date, will equal one
                                   month's interest at 0.00085% per annum with respect
                                   to each and every mortgage loan held by the issuing
                                   entity, including each specially serviced mortgage
                                   loan, if any, and each mortgage loan, if any, as to
                                   which the corresponding mortgaged real property has
                                   been acquired as foreclosure property as part of the
                                   assets of the issuing entity.

Additional Trust                   All interest and investment income earned on amounts        Monthly
Administration                     on deposit in accounts maintained by the trustee.
Compensation/Trustee

EXPENSES

Servicing Advances / Trustee,      To the extent of funds available, the amount of           Time to time
Master Servicers or Special        any servicing advances.(1)
Servicer

Interest on Servicing Advances     At a rate per annum equal to a published prime            Time to time
/ Master Servicers, Special        rate, accrued on the amount of each outstanding
Servicer or Trustee                servicing advance.(2)

P&I Advances / Master              To the extent of funds available, the amount of           Time to Time
Servicers and Trustee              any P&I advances.(1)

Interest on P&I Advances /         At a rate per annum equal to a published prime            Time to Time
Master Servicers and Trustee       rate, accrued on the amount of each outstanding

                                      S-26

       TYPE / RECIPIENT                               AMOUNT/SOURCE                           FREQUENCY
-------------------------------    ---------------------------------------------------      --------------

Indemnification Expenses /         Amount to which such party is entitled to                 Time to time
Trustee and any director,          indemnification under the pooling and servicing
shareholder, officer, employee     agreement.(3)
or agent of the Trustee;
Depositor, Master Servicers or
Special Servicer and any
shareholder, director,
officer, employee or agent of
Depositor, the Master
Servicers or Special Servicer

____________________

(1)   Reimbursable out of collections on the related mortgage loan, except that:
      (a) advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool; and (b) advances that remain outstanding after a specially serviced mortgage loan has been worked out and the servicing of that mortgage loan has been returned to the applicable master servicer may be reimbursable out of general collections of principal on the mortgage pool.

(2)   Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first or solely out of general collections of principal on the mortgage pool.

(3)   Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne by the related person pursuant to the terms of the pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the pooling and servicing agreement.

                                             The foregoing fees and expenses will generally be payable prior to distribution on the offered certificates. If any of the foregoing fees and expenses are identified as being payable out of a particular source of funds, then the subject fee or expense, as the case may be, will be payable out of that particular source of funds prior to any application of those funds to make payments with respect to the offered certificates. In addition, if any of the foregoing fees and expenses are identified as being payable out of general collections with respect to the mortgage pool, then the subject fee or expense, as the case may be, will be payable out of those general collections prior to any application of those general collections to make payments with respect to the offered certificates.
                                             Further information with respect to the foregoing fees and expenses, including information regarding the general purpose of and the source of payment for these fees and expenses, as well as information regarding other fees and expenses, is set forth under "Description of the Offered
                                             Certificates--Fees and Expenses" in this prospectus supplement.

G. PAYMENTS OF ADDITIONAL INTEREST .......   On each distribution date, any additional interest collected during the related collection period on a mortgage loan that converts from a fixed rate of interest to a floating rate of interest (accruing at a rate in excess of the initial fixed interest rate) will be distributed to the holders of the class Y certificates, and any additional interest collected during the related collection period on a mortgage loan with an anticipated repayment date will be distributed to the holders of the class Z certificates. See "Description of the Offered
                                             Certificates--Payments--Payments of Additional Interest" in this prospectus supplement.

                                      S-27

H. ALLOCATION OF LOSSES ON THE
   MORTGAGE LOANS AND OTHER
   UNANTICIPATED EXPENSES ................   Because of losses on the mortgage loans, reimbursements of advances determined to be nonrecoverable on a loan-specific basis and/or default-related and other unanticipated expenses of the issuing entity
                                             (such as interest on advances, special servicing fees, workout fees and liquidation fees), the total principal balance of the mortgage pool, less any related outstanding advances of principal, may fall below the total principal balance of the principal balance certificates. For purposes of this determination only, effect will not be given to any reductions of the principal balance of any mortgage loan for payments of principal collected on the mortgage loans that were used to reimburse any advances outstanding after a workout of another mortgage loan to the extent those advances are not otherwise determined to be nonrecoverable on a loan-specific basis. If and to the extent that those losses, reimbursements and expenses cause the total principal balance of the mortgage pool, less any related outstanding advances of principal, to be less than the total principal balance of the principal balance certificates following the payments made on the certificates on any distribution date, the total principal balances of the following classes of principal balance certificates (or, in the case of the reference to "A-2FL" below, the class A-2FL REMIC II regular interest, in the case of the reference to "A-3FL" below, the class A-3FL REMIC II regular interest, in the case of the reference to "AM-FL" below, the class
                                             AM-FL REMIC II regular interest and in the case of the reference to "AJ-FL"
                                             below, the class AJ-FL REMIC II regular interest) will be successively reduced in the following order, until the deficit is eliminated:

                                                      REDUCTION ORDER                              CLASS
                                             ----------------------------------   ---------------------------------------

                                                             1                                       T
                                                             2                                       S
                                                             3                                       Q
                                                             4                                       P
                                                             5                                       N
                                                             6                                       M
                                                             7                                       L
                                                             8                                       K
                                                             9                                       J
                                                             10                                      H
                                                             11                                      G
                                                             12                                      F
                                                             13                                      E
                                                             14                                      D
                                                             15                                      C
                                                             16                                      B
                                                             17                                  AJ, AJ-FL
                                                             18                                  AM, AM-FL
                                                             19                      A-1, A-2, A-2FL, A-SB, A-3, A-3FL
                                                                                                 and A-1A

                                             Any reduction to the total principal balances of the class A-1, A-2, A-SB,
                                             A-3 and A-1A certificates and the class A-2FL and A-3FL REMIC II regular interests will be made on a pari passu and pro rata basis in accordance with the relative sizes of those principal balances, without regard to loan groups. Any reduction to the total principal balances of

                                      S-28

                                             the class AM certificates and class AM-FL REMIC II regular interest will be made on a pari passu and pro rata basis in accordance with the relative sizes of those principal balances. Any reduction to the total principal balances of the class AJ certificates and class AJ-FL REMIC II regular interest will be made on a pari passu and pro rata basis in accordance with the relative sizes of those principal balances.

                                             Any losses realized on the mortgage loans or additional trust fund expenses allocated in reduction of the principal balance of any class of principal balance certificates will result in a corresponding reduction in the notional amount of the class X certificates.

                                             See "Description of the Offered Certificates--Reductions to Certificate
                                             Principal Balances in Connection with Realized Losses and Additional Trust
                                             Fund Expenses" in this prospectus supplement.

I. ADVANCES OF DELINQUENT
   MONTHLY DEBT SERVICE PAYMENTS .........   Except as described below, each master servicer will be required to make advances of principal and/or interest due on the mortgage loans master serviced thereby with respect to any delinquent monthly payments, other than balloon payments. In addition, the trustee must make any of those advances that the applicable master servicer is required to but fails to make. As described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of Advances"
                                             in this prospectus supplement, any party that makes an advance will be entitled to be reimbursed for the advance, together with interest at a published prime rate, as described in that section of this prospectus supplement.

                                             Notwithstanding the foregoing, none of the master servicers or the trustee will be required to make any advance that it determines, in its reasonable judgment, will not be recoverable (together with interest accrued on that advance) from proceeds of the related mortgage loan. The trustee will be entitled to rely on any determination of non-recoverability made by a master servicer. The special servicer may also determine that any interest and/or principal advance made or proposed to be made by a master servicer or the trustee is not or will not be, as applicable, recoverable, together with interest accrued on that advance, from proceeds of the mortgage loan to which that advance relates, and the applicable master servicer and the trustee will be entitled to rely on any determination of nonrecoverability made by the special servicer and will be required to act in accordance with that determination. The special servicer, however, will not have the right to determine as recoverable any advance that has been determined by the applicable master servicer to be nonrecoverable.

                                             In addition, if any of the adverse events or circumstances that we refer to under "Servicing of the Mortgage Loans--Required Appraisals" in, and
                                             described in the glossary to, this prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for that mortgage loan, the special servicer will be obligated to obtain a new appraisal or, at the special servicer's option in cases involving mortgage loans with relatively small principal balances, conduct a valuation of that property. If, based on that appraisal or other valuation, subject to the discussion below regarding the loan combinations, it is determined that:

                                      S-29

                                             o     the sum of the principal balance of the subject mortgage loan plus other delinquent amounts due under the subject mortgage loan exceeds

                                             o     an amount generally equal to:

                                                   1.    90% of the new estimated value of the related mortgaged real property, which value may be reduced by the special servicer based on its review of the related appraisal and other relevant information; plus

                                                   2.    certain other amounts such as escrow funds,

                                             then the amount otherwise required to be advanced with respect to interest on that mortgage loan will be reduced in the same proportion that the excess, sometimes referred to as an appraisal reduction amount, bears to the principal balance of the mortgage loan, which will be deemed to be reduced by any outstanding advances of principal in respect of that mortgage loan. In the event advances of interest are so reduced, funds available to make payments on the certificates then outstanding will be reduced.

                                             The calculation of any appraisal reduction amount in respect of any trust mortgage loan that is part of a loan combination will take into account any related A-note and/or B-note loan, as applicable. The special servicer will determine whether an appraisal reduction amount exists with respect to any of those loan combinations based on a calculation that generally treats the subject loan combination as if it were a single mortgage loan. Any resulting appraisal reduction amount with respect to any of those loan combinations will be allocated, first (if applicable) to the related B-note loan or loans (up to the amount of the outstanding principal balance of that B-note loan or loans), and then to the related mortgage loan held by the issuing entity and any other related A-note mortgage loans not held by the issuing entity, on a pro rata basis. The amount of advances of interest on each of the mortgage loans held by the issuing entity that is part of a loan combination will be reduced so as to take into account any appraisal reduction amount allocable to the subject mortgage loan.

                                             None of the master servicers or the trustee will be required to make advances of principal and/or interest with respect to any mortgage loan that is not held by the issuing entity.

                                             See "Description of the Offered Certificates--Advances of Delinquent
                                             Monthly Debt Service Payments and Reimbursement of Advances" and "Servicing
                                             of the Mortgage Loans--Required Appraisals" in this prospectus supplement.
                                             See also "Description of the Governing Documents--Advances" in the
                                             accompanying base prospectus.

J. REPORTS TO CERTIFICATEHOLDERS .........   On each distribution date, the trustee will make available on its internet website, initially located at www.etrustee.net, or provide on request, to the registered holders of the offered certificates, a monthly report substantially in the form of Annex D to this prospectus supplement. The trustee reports will detail, among other things, the distributions made to the certificateholders on that distribution date and the performance of the mortgage loans and the mortgaged real properties.

                                      S-30

                                             You may also review on the trustee's website, initially located at
                                             www.etrustee.net, or, upon reasonable prior notice, at the trustee's offices during normal business hours, a variety of information and documents that pertain to the mortgage loans and the mortgaged real properties for those loans.

                                             See "Description of the Offered Certificates--Reports to
                                             Certificateholders; Available Information" in this prospectus supplement.

K. OPTIONAL AND OTHER TERMINATION ........   Specified parties to the transaction may purchase all of the mortgage loans and any foreclosure properties held by the issuing entity, and thereby terminate the issuing entity, when the aggregate principal balance of the mortgage loans, less any outstanding advances of principal, is less than approximately 1.0% of the initial mortgage pool balance, prior to the application of principal payments and losses in the related collection period.

                                             In addition, if, following the date on which the total principal balance of the offered certificates and the class A-2FL, A-3FL, AM-FL and AJ-FL REMIC
                                             II regular interests, are reduced to zero, all of the remaining certificates (but excluding the class Y, Z, R-I and R-II certificates) are held by the same certificateholder, the issuing entity may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates (other than the class Y, Z, R-I and R-II certificates) for all the mortgage loans and any foreclosure properties held by the issuing entity at the time of exchange.

                                             See "Description of the Offered Certificates--Termination" in this prospectus supplement.

                                  THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL ..................................   In this section, we provide summary information with respect to the mortgage loans that we intend to transfer to the issuing entity. For more detailed information regarding those mortgage loans, you should review the following sections in this prospectus supplement:

                                             o     "Description of the Mortgage Pool";

                                             o     "Risk Factors--Risks Related to the Mortgage Loans";

                                             o     Annex A-1--Certain Characteristics of the Mortgage Loans;

                                             o     Annex A-2--Certain Statistical Information Regarding the Mortgage
                                                   Loans;

                                             o     Annex A-3--Haverly Park Apartments Trust Mortgage Loan Amortization
                                                   Schedule;

                                             o     Annex B--Certain Characteristics Regarding Multifamily Properties in
                                                   Loan Group 2; and

                                             o     Annex C--Preliminary Structural and Collateral Term Sheet.

                                      S-31

                                             When reviewing the information that we have included in this prospectus supplement with respect to the mortgage loans that are to be transferred to the issuing entity, please note that--

                                             o     all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

                                             o     all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

                                             o     all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the cut-off date principal balance for each of the mortgage loans on Annex A-1 to this prospectus supplement;

                                             o     when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the initial loan group 1 balance or the initial loan group 2 balance, the percentages are based upon the cut-off date principal balances of the subject mortgage loans;

                                             o     when information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the initial loan group 1 balance or the initial loan group 2 balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans;

                                             o     if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan and (iii) an allocated loan balance specified in the related loan documents;

                                             o     unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to any funded mortgage loan held by the issuing entity that is part of a loan combination includes the related A-note loans not included in the issuing entity;

                                             o     other than with respect to Farallon Portfolio and Georgia-Alabama
                                                   Retail Portfolio and unless specifically indicated otherwise, statistical information presented in this prospectus

                                      S-32

                                                   supplement with respect to any mortgage loan held by the issuing entity that is part of a loan combination excludes the related B-note loan not included in the issuing entity;

                                             o     statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

                                             o     the sum of numbers presented in any column within a table may not equal the indicated total due to rounding;

                                             o     when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this prospectus supplement; and

                                             o     when a mortgage loan does not have a fixed interest rate for the loan term, the interest rate shown or used in calculations throughout is the initial interest rate, unless otherwise specified.

SUBSTITUTIONS, ACQUISITIONS AND
   REMOVALS OF MORTGAGE LOANS ............   On or prior to the date of initial issuance of the offered certificates, we will acquire the mortgage loans from the sponsors and will transfer the mortgage loans to the issuing entity. Except as contemplated in the following paragraphs regarding the replacement of a defective mortgage loan, no mortgage loan may otherwise be added to the assets of the issuing entity.

                                             Each sponsor, with respect to each mortgage loan transferred by it to us for inclusion in the pool as assets held by the issuing entity, will:

                                             o     make, as of the date of initial issuance of the offered certificates, and subject to any applicable exceptions, the representations and warranties generally described under "Description of the Mortgage
                                                   Pool--Representations and Warranties" in this prospectus supplement;
                                                   and

                                             o     agree to deliver the loan documents described under "Description of the Mortgage Pool--Assignment of the Mortgage Loans" in this prospectus supplement.

                                             If there exists a breach of any of those representations and warranties, or if there exists a document defect with respect to any mortgage loan, which breach or document defect materially and adversely affects the value of the subject mortgage loan or the interests of the certificateholders, and if that breach or document defect is not cured within the period contemplated under "Description of the Mortgage Pool--Repurchases and Substitutions" in
                                             this prospectus supplement, then the affected mortgage loan will be subject to repurchase or substitution as described under "Description of the
                                             Mortgage Pool--Repurchases and Substitutions" in this prospectus supplement.

                                      S-33

                                             If any mortgage loan experiences payment defaults similar to the payment defaults that would result in a transfer of servicing from the applicable master servicer to the special servicer, then it will be subject to a fair value purchase option on the part of the special servicer, the holder--or, if applicable, the beneficial owner--of certificates representing the largest percentage interest of voting rights allocated to the controlling class or an assignee of the foregoing, as described under "Servicing of the
                                             Mortgage Loans--Realization Upon Defaulted Mortgage Loans--Fair Value Call"
                                             in this prospectus supplement; provided, however, that with respect to the
                                             Farallon Portfolio trust mortgage loan, one or more of the holders of the non-trust loans will have the right to purchase the Farallon Portfolio trust mortgage loan prior to the special servicer or the controlling class representative; provided, further, with respect to the Georgia-Alabama
                                             Retail Portfolio trust mortgage loan, the holders of the B-note trust loan and the B-note non-trust loan each have the right to exercise a purchase option and purchase (at par) both the related trust mortgage loan and the
                                             A-note non-trust loan, and, if such right is not exercised by such B-note holders, the controlling class representative of the securitization containing the A-note non-trust loan has a fair value right to purchase the related A-note non-trust loan and the special servicer or the controlling class representative has a fair value purchase option with respect to the trust mortgage loan. See "Description of the Mortgage Pool--The Loan
                                             Combinations--The Farallon Portfolio Loan Combination" and "--The
                                             Georgia-Alabama Retail Portfolio Loan Combination" in this prospectus supplement.

                                             If, in the case of any mortgage loan held by the issuing entity, there exists additional debt that is secured by the related mortgaged real property or by an interest in the related borrower, which additional debt is not held by the issuing entity, then the lender on that additional debt may be entitled to acquire that mortgage loan--generally at a price no less than the unpaid principal balance of the subject mortgage loan, plus interest, exclusive of default interest, accrued thereon--upon the occurrence of a default or, in some cases, a reasonably foreseeable default.

                                             The issuing entity will be subject to optional termination as discussed under "Description of the Offered Certificates--Termination" in this prospectus supplement.

PAYMENT AND OTHER TERMS...................   Each of the mortgage loans is the obligation of a borrower to repay a specified sum with interest. Each of the mortgage loans is secured by a first mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily or manufactured housing community real properties. Each mortgage lien will be subject to the limited permitted encumbrances that we describe in the glossary to this prospectus supplement.

                                             All of the mortgage loans are or should be considered nonrecourse. None of the mortgage loans is insured or guaranteed by any governmental agency or instrumentality, by any private mortgage insurer, by any sponsor or by any of the parties to the pooling and servicing agreement.

                                      S-34

                                             Each of the mortgage loans currently accrues interest at the annual rate specified with respect to that loan on Annex A-1 to this prospectus supplement. Except as otherwise described below with respect to mortgage loans that have anticipated repayment dates or that are converting mortgage loans or the mortgage loan identified on Annex A-1 to this prospectus supplement as Haverly Park Apartments, the mortgage interest rate for each mortgage loan is, in the absence of default, fixed for the entire term of the mortgage loan.

A. Amortizing Balloon Loans ..............   Seventy-seven (77) of the mortgage loans, representing approximately 15.7%
                                             of the initial mortgage pool balance (fifty-six (56) mortgage loans in loan group 1, representing approximately 17.9% of the initial loan group 1 balance, and twenty-one (21) mortgage loans in loan group 2, representing approximately 12.6% of the initial loan group 2 balance), provide for:

                                             o     the amortization of principal commencing, in each such case, no later than the first regular payment date following origination;

                                             o     an amortization schedule that is significantly longer than its remaining term to stated maturity; and

                                             o     a substantial payment of principal on its maturity date.

                                             These 77 balloon mortgage loans do not include any of the balloon mortgage loans described under "--Partial Interest-Only Balloon Loans" or
                                             "--Interest-Only Balloon Loans" below.

B. Partial Interest-Only Balloon Loans
   or ARD Loans  .........................   Ninety (90) of the mortgage loans, representing approximately 48.3% of the initial mortgage pool balance (seventy-three (73) mortgage loans in loan group 1, representing approximately 47.2% of the initial loan group 1 balance, and seventeen (17) mortgage loans in loan group 2, representing approximately 49.7% of the initial loan group 2 balance), require:

                                             o     the payment of interest only on each due date until the expiration of a designated period;

                                             o     the amortization of principal following the expiration of that interest-only period based on an amortization schedule that is significantly longer than its remaining term to stated maturity; and

                                             o     a substantial payment of principal on its maturity date.

C. Interest-Only Balloon Loans ...........   Thirty-nine (39) of the mortgage loans, representing approximately 31.2% of the initial mortgage pool balance (twenty-four (24) mortgage loans in loan group 1, representing approximately 26.6% of the initial loan group 1 balance, and fifteen (15) mortgage loans in loan group 2, representing approximately 37.3% of the initial loan group 2 balance), require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

                                      S-35

D. ARD Loans .............................   Five (5) of the mortgage loans, representing approximately 4.2% of the initial mortgage pool balance and approximately 7.2% of the initial loan group 1 balance, respectively, which are commonly referred to as hyper-amortization loans or ARD Loans, provide for material changes to their terms to encourage the related borrower to pay the mortgage loan in full by a specified date. We consider that date to be the anticipated repayment date for such ARD Loans. There can be no assurance, however, that these incentives will result in any of these mortgage loans being paid in full on or before its anticipated repayment date. The changes to the loan terms, which, in each case, will become effective as of the related anticipated repayment date, include:

                                             o     accrual of interest at a rate in excess of the initial mortgage interest rate with the additional interest to be deferred and payable only after the outstanding principal balance of the subject mortgage loan is paid in full; and

                                             o     applying excess cash flow from the mortgaged real property to pay down the principal amount of the subject mortgage loan, which payment of principal will be in addition to the principal portion of the normal monthly debt service payment.

                                             Certain of the above-identified ARD Loans require:

                                             o     the payment of interest only until the expiration of a designated period; and

                                             o     the amortization of principal following the expiration of that interest-only period.

E. Fully Amortizing Loans ................   Seven (7) of the mortgage loans, representing approximately 0.7% of the initial mortgage pool balance, four (4) mortgage loans representing approximately 1.0% of the initial loan group 1 balance and three (3)
                                             mortgage loans representing approximately 0.3% of the initial loan group 2 balance, respectively, have a payment schedule that provides for the payment of principal of the subject mortgage loan substantially in full by its maturity date.

F. Converting Loans ......................   Four (4) mortgage loans, representing approximately 0.2% of the initial mortgage pool balance, approximately 0.1% of the initial loan group 1 balance and approximately 0.3% of the initial loan group 2 balance, convert from a fixed rate loan to a floating rate loan commencing ten years after the first payment date. Such mortgage loans are fully amortizing loans and the related loan documents provide that until the first adjustment period, the interest rate must be at least as high as the related fixed interest rate specified in this prospectus supplement, but thereafter, the interest rate may adjust to a rate that is lower than the initial fixed interest rate, without any floor. The earliest date that any converting mortgage loan will convert to a floating interest rate is May 8, 2017.

LOAN COMBINATIONS ........................   Five (5) mortgage loans are, in each case, part of a loan combination comprised of two (2) or more mortgage loans that are obligations of the same borrower, only one of which (or, in the case of Farallon Portfolio, ten of which) will be transferred to the issuing entity. The remaining mortgage loans in each loan combination will not be transferred to the issuing entity, however all of the mortgage loans in the subject loan

                                      S-36

                                             combination are together secured by the same mortgage instrument(s)
                                             encumbering the same mortgaged real property or properties. In the case of each such loan combination (other than the Farallon Portfolio loan combination and the Georgia-Alabama Retail Portfolio loan combination), the mortgage loan that will not be transferred to the issuing entity is, in general, subordinate in right of payment with the mortgage loan in the same loan combination that has been transferred to the issuing entity, but only to the extent set forth in the related co-lender or intercreditor agreement.

                                             In the case of the Farallon Portfolio loan combination, the mortgage loans transferred to the issuing entity consist of five A-note mortgage loans and five B-note mortgage loans. The (x) A-note Farallon Portfolio mortgage loans that will not be transferred to the issuing entity are, in general, pari passu in priority in respect of payment of interest and principal
                                             (other than principal payments that are made specifically on such A-note
                                             Farallon Portfolio mortgage loans by the related borrower pursuant to the mortgage loan documents) with the portion of the Farallon Portfolio trust mortgage loan that constitutes an A-note and senior in priority in respect of payment of interest and principal with the portion of the Farallon
                                             Portfolio trust mortgage loan that constitutes a B-note and (y) B-note
                                             Farallon Portfolio mortgage loans that will not be transferred to the issuing entity are, in general, junior in priority in respect of payment of interest and principal with the portion of the Farallon Portfolio trust mortgage loan that constitutes an A-note and pari passu in priority in respect of payment of interest and principal (other than principal payments that are made specifically on such B-note Farallon Portfolio mortgage loans by the related borrower pursuant to the mortgage loan documents) with the portion of the Farallon Portfolio trust mortgage loan that constitutes a
                                             B-note but, in each case, only to the extent set forth in the related co-lender or intercreditor agreement.

                                             In the case of the Georgia-Alabama Retail Portfolio loan combination, the mortgage loans transferred to the issuing entity consist of an A-note trust mortgage loan and a B-note trust mortgage loan. One of the loans that will not be transferred to the issuing entity will be equal in priority in respect of payment with the A-note trust mortgage loan and senior in priority in respect of payment with the B-note trust mortgage loan. The other loan that will not be transferred to the issuing entity will be subordinate in priority with respect to the A-note trust mortgage loan and equal in priority in respect of payment with the B-note trust mortgage loan, but, in each case, only to the extent set forth in the related co-lender or intercreditor agreements.

                                      S-37

                                             The following mortgage loans are each part of a loan combination:

                                                                                      U/W DSCR (NCF) AND CUT-OFF DATE
                      MORTGAGE LOANS THAT ARE                           RELATED        LOAN-TO-VALUE RATIO OF ENTIRE
                    PART OF A LOAN COMBINATION                      NON-TRUST LOANS          LOAN COMBINATION

                                                           % OF
        TRUST MORTGAGE LOAN             CUT-OFF DATE     INITIAL        ORIGINAL                         CUT-OFF DATE
(AS IDENTIFIED ON ANNEX A-1 TO THIS      PRINCIPAL       MORTGAGE      PRINCIPAL                         LOAN-TO-VALUE
       PROSPECTUS SUPPLEMENT)             BALANCE      POOL BALANCE     BALANCE       U/W NCF DSCR(2)      RATIO(2)

Farallon Portfolio(1)                   $250,000,000      10.3%      $1,325,500,000        1.50x             79.7%
Executive Hills Portfolio                $99,900,000       4.1%         $11,100,000        1.24x             79.3%
Peninsula Beverly Hills                  $79,300,000       3.3%         $60,700,000        1.40x             63.2%
Georgia-Alabama Retail                   $39,926,997       1.6%         $40,000,000        1.24x             79.3%
   Portfolio(3)
Timbercreek Apartments                    $5,317,000       0.2%            $331,300        1.08x             84.9%

(1)  The Farallon Portfolio trust mortgage loan consists of ten promissory notes, five (5) of which are A-notes in the aggregate original principal amount of $116,225,000 and five (5) of which are B-notes in the aggregate original principal amount of $133,775,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related trust mortgage loans and the related non-trust mortgage loans
     (including the related subordinate B-note non-trust loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans). The U/W
     NCF DSCR calculations include cash flow from the rental housing portfolio owned by affiliates of the related borrowers. A pledge of the equity in such affiliates was obtained as additional collateral for the loan and will be released when a certain debt service coverage ratio is satisfied. The
     U/W NCF DSCR excluding cash flow from the Farallon Portfolio rental housing portfolio is 1.27x. See Annex C, "Preliminary Structural and Collateral
     Term Sheet--The Farallon Portfolio."

(2)  In the case of the Executive Hills Portfolio, Peninsula Beverly Hills and
     Timbercreek Apartments trust mortgage loans, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable only under the related trust mortgage loans (and not the related subordinate B-note loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans (and not the related subordinate B-note loans).

(3)  The Georgia-Alabama Retail Portfolio loan combination consists of an A-Note trust loan with an original principal balance of $33,000,000, an A-note non-trust loan with an original principal balance of $33,000,000, a B-note trust loan with an original principal balance of $7,000,000 and a B-note non-trust loan with an original principal balance of $7,000,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related loan combination and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related loan combination.

                                             See "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement for a more detailed description, with respect to each loan combination, of the related co-lender arrangement and the priority of payments among the mortgage loans constituting such loan combination. Also, see "Description of the Mortgage Pool--Additional Loan and Property
                                             Information--Additional and Other Financing" in this prospectus supplement.

DELINQUENCY STATUS .......................   None of the mortgage loans was 30 days or more delinquent with respect to any monthly debt service payment as of its cut-off date or at any time since the date of its origination. None of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

PREPAYMENT LOCK-OUT PERIODS ..............   Except as described under "Description of the Mortgage Pool--Terms and
                                             Conditions of the Mortgage Loans--Prepayment Provisions" in this prospectus supplement with respect to one hundred ninety-one (191) mortgage loans representing 81.3% of the initial mortgage pool balance (one hundred fifty
                                             (150) mortgage loans in loan group 1, representing approximately 88.4% of the initial loan group 1 balance, and forty-one (41) mortgage loans in loan group 2, representing

                                      S-38

                                             approximately 71.7% of the initial loan group 2 balance)) restrict prepayment for a particular period commonly referred to as a lock-out period and, in most cases (see "--Defeasance" below), a period during which the subject mortgage loan may be defeased but not prepaid. The weighted average remaining prepayment lock-out period and defeasance period of the mortgage loans as of the cut-off date is approximately 92 months
                                             (approximately 93 months for the mortgage loans in loan group 1 and approximately 92 months for the mortgage loans in loan group 2).

DEFEASANCE ...............................   One hundred fifty-two (152) of the mortgage loans, representing approximately 82.1% of the initial mortgage pool balance (one hundred nineteen (119) mortgage loans in loan group 1, representing approximately
                                             74.2% of the initial loan group 1 balance, and thirty-three (33) mortgage loans in loan group 2, representing approximately 92.7% of the initial loan group 2 balance), permit the related borrower, under certain conditions, to obtain a full or, in certain cases, a partial release of the mortgaged real property from the mortgage lien by delivering U.S. Treasury obligations or other non-callable government securities as substitute collateral. None of these mortgage loans permits defeasance prior to the second anniversary of the date of initial issuance of the certificates; provided, however two (2)
                                             of these mortgage loans, representing 10.7% of the initial mortgage pool balance, 0.8% of the initial loan group 1 balance and 24.2% of the initial loan group 2 balance permit voluntary prepayments with the payment of prepayment consideration prior to the beginning of the defeasance period.
                                             The payments on the defeasance collateral are required to be at least equal to an amount sufficient to make, when due, all debt service payments on the defeased mortgage loan or portion thereof allocated to the related mortgaged real property, including any balloon payment.

PREPAYMENT CONSIDERATION .................   All of the mortgage loans that we intend to include in the trust provide for one or more of the following:

                                             o     a prepayment lock-out period, during which the principal balance of the mortgage loan may not be voluntarily prepaid in whole or in part;

                                             o     a defeasance period, during which voluntary prepayments are prohibited, but the related borrower may obtain a full or partial release of the related mortgaged real property through defeasance;

                                             o     a prepayment consideration period, during which voluntary prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment;

                                             o     a prepayment consideration period, during which voluntary prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment followed by a defeasance period, during which voluntary prepayments are prohibited, but the related borrower may obtain a full or partial release of the related mortgaged real property through defeasance; and/or

                                      S-39

                                             o     a prepayment consideration period, during which voluntary prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment followed by a period during which the related borrower may obtain a full or partial release of the related mortgaged real property through defeasance or make voluntary prepayments subject to the payment of a yield maintenance premium.

                                             See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
                                             Loans--Prepayment Provisions" in this prospectus supplement.

                                             [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

                                      S-40

ADDITIONAL STATISTICAL INFORMATION .......   The mortgage pool will have the following  general  characteristics  as of the cut-off date:

                                                                       MORTGAGE POOL     LOAN GROUP 1     LOAN GROUP 2
                                                                       --------------   --------------   --------------

Initial mortgage pool/loan group balance                               $2,435,364,704   $1,401,593,530   $1,033,771,173
Number of mortgage loans                                                          218              162               56
Number of mortgaged real properties                                               664              259              405
Percentage of investment grade, shadow rated loans(1)                            3.3%             5.7%             0.0%
Average cut-off date principal balance                                     11,171,398        8,651,812       18,460,200
Largest cut-off date principal balance                                    335,000,000       99,900,000      335,000,000
Smallest cut-off date principal balance                                       494,011          898,482          494,011
Weighted average mortgage interest rate                                       5.9865%          5.9747%          6.0026%
Highest mortgage interest rate                                                6.8100%          6.8100%          6.5226%
Lowest mortgage interest rate                                                 5.1100%          5.2900%          5.1100%
Number of cross-collateralized loan groups                                          2                0                2
Cross-collateralized loan groups as a percentage of initial
   mortgage pool/loan group balance                                              1.3%             0.0%             3.0%
Number of multi-property mortgage loans                                            11                8                3
Multi-property mortgage loans as a percentage of initial
   mortgage pool/loan group balance                                             35.3%            18.9%            57.7%
Weighted average underwritten debt service coverage ratio(2) (3) (4)            1.36x            1.40x            1.31x
Highest underwritten debt service coverage ratio(2) (3) (4)                     3.06x            2.99x            3.06x
Lowest underwritten debt service coverage ratio(2) (3) (4)                      1.11x            1.13x            1.11x
Weighted average cut-off date loan-to-value ratio(2) (3) (4)                    71.6%            68.3%            76.2%
Highest cut-off date loan-to-value ratio(2) (3) (4)                             89.2%            89.2%            80.1%
Lowest cut-off date loan-to-value ratio(2) (3) (4)                              24.2%            24.2%            27.0%
Weighted average original term to maturity or anticipated
   repayment date (months)                                                        114              118              110
Longest original term to maturity or anticipated repayment
   date (months)                                                                  360              300              360
Shortest original term to maturity or anticipated repayment
   date (months)                                                                   60               60               60
Weighted average remaining term to maturity or anticipated
   repayment date (months)                                                        113              116              108
Longest remaining term to maturity or anticipated repayment
   date (months)                                                                  358              298              358
Shortest remaining term to maturity or anticipated repayment
   date (months)                                                                   54               58               54

_____________________

(1)   It has been confirmed to us by each of S&P and Fitch, in accordance with their respective methodologies, that loan number 4 has credit characteristics consistent with investment grade-rated obligations.

(2)   In the case of one (1) mortgage loan (loan number 127) the related debt service coverage ratio and/or loan-to-value ratio was calculated by taking into account a holdback amount and/or a letter of credit that was taken subject to the financial performance of the related mortgaged real property. Additionally, with respect to certain other mortgage loans (as described in the footnotes to Annex A-1), the related debt service coverage ratio and/or loan-to-value ratio was calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See the footnotes to Annex A-1 to this prospectus supplement for more information regarding the calculations of debt service coverage ratios and loan-to-value ratios.

(3)   In the case of the Executive Hills Portfolio, Peninsula Beverly Hills and
      Timbercreek Apartments trust mortgage loans, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable only under the related trust mortgage loans (and not the related subordinate
      B-note loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans
      (and not the related subordinate B-note loans). In the case of the
      Georgia-Alabama Retail Portfolio trust mortgage loan, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related loan combination and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related loan combination.

(4)   The Farallon Portfolio trust mortgage loan consists of ten promissory notes, five (5) of which are A-notes in the aggregate original principal amount of $116,225,000 and five (5) of which are B-notes in the aggregate original principal amount of $133,775,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related trust mortgage loans and the related non-trust mortgage loans
      (including the related subordinate B-note non-trust loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans).

                                      S-41

PROPERTY TYPE.............................   The table below shows the number of and the total cut-off date principal balance and percentages of the initial mortgage pool balance, the loan group 1 balance and the loan group 2 balance, respectively, secured by mortgaged real properties operated primarily for each indicated purpose:

                          NUMBER OF
                          MORTGAGED    TOTAL CUT-OFF    % OF INITIAL    % OF INITIAL   % OF INITIAL
                             REAL      DATE PRINCIPAL   MORTGAGE POOL   LOAN GROUP 1   LOAN GROUP 2
    PROPERTY TYPES        PROPERTIES     BALANCE(1)      BALANCE(1)      BALANCE(1)     BALANCE(1)
-----------------------   ----------   --------------   -------------   ------------   ------------

Multifamily                  408       $1,057,175,674       43.4%            1.7%         100.0%
   Multifamily               128         $758,965,534       31.2%            1.7%          71.2%
   Manufactured Housing      280         $298,210,139       12.2%            0.0%          28.8%
Retail                       151         $628,459,626       25.8%           44.8%           0.0%
   Anchored                   29         $341,827,984       14.0%           24.4%           0.0%
   Unanchored(2)              48         $189,598,065        7.8%           13.5%           0.0%
   Convenience Store          62          $39,926,997        1.6%            2.8%           0.0%
   Shadow Anchored(3)          7          $30,433,581        1.2%            2.2%           0.0%
   Single Tenant               5          $26,673,000        1.1%            1.9%           0.0%
Office(4)                     35         $269,573,155       11.1%           19.2%           0.0%
Hospitality                   10         $192,020,082        7.9%           13.7%           0.0%
Self Storage                  34         $154,017,053        6.3%           11.0%           0.0%
Industrial                    14          $87,067,565        3.6%            6.2%           0.0%
Mixed Use                     10          $42,081,549        1.7%            3.0%           0.0%
Land                           2           $4,970,000        0.2%            0.4%           0.0%
                          ----------   --------------   -------------   ------------   ------------
TOTAL:                       664       $2,435,364,704      100.0%          100.0%         100.0%

_____________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   One of the mortgage loans secured by the mortgaged real properties identified on Annex A-1 as the Georgia-Alabama Retail Portfolio is secured by sixty-two (62) retail properties, which represent security for approximately 1.6% of the initial mortgage pool balance and approximately
      2.8% of the loan group 1 balance, which are fee interests in gas stations with convenience stores and other retail stores located in Georgia (sixty
      (60) such properties) and Alabama (two (2) such properties). In addition, certain other retail properties securing mortgage loans in the pool may have gas stations as part of the retail mix.

(3)   A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(4)   In the case of six (6) mortgaged real properties (securing loan numbers
      38.01, 38.02, 64, 109, 196 and 202), representing approximately 1.3% of the initial mortgage loan pool balance, and approximately 2.3% of the initial loan group 1 balance, the related mortgaged real properties are medical offices.

                                      S-42

PROPERTY LOCATION.........................   The mortgaged real properties are located in 42 states. The following table sets forth the indicated information regarding those states where 5% or more of mortgaged real properties, based on allocated loan balance, are located.

                   NUMBER OF      TOTAL CUT-OFF    % OF INITIAL    % OF INITIAL   % OF INITIAL
                 MORTGAGED REAL   DATE PRINCIPAL   MORTGAGE POOL   LOAN GROUP 1   LOAN GROUP 2
    STATE          PROPERTIES       BALANCE(1)      BALANCE(1)      BALANCE(1)     BALANCE(1)
--------------   --------------   --------------   -------------   ------------   ------------

California             61           $431,846,443       17.7%           27.7%           4.2%
   Southern(2)         51           $339,808,043       14.0%           21.5%           3.8%
   Northern(2)         10            $92,038,401        3.8%            6.3%           0.4%
Texas                  84           $249,172,695       10.2%            6.6%          15.2%
Florida                49           $231,413,829        9.5%            2.3%          19.3%
Georgia               102           $212,450,232        8.7%            9.4%           7.8%
Other                 368         $1,310,481,504       53.8%           54.1%          53.5%
                 --------------   --------------   -------------   ------------   ------------
TOTAL:                664         $2,435,364,704      100.0%          100.0%         100.0%

_____________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, Northern California
      includes areas with zip codes of 93600 and above, and Southern California includes areas with zip codes below 93600.

ENCUMBERED INTERESTS......................   The table below shows the number of, as well as the total cut-off date principal balance and percentage of the initial mortgage pool balance, the initial loan group 1 balance and the initial loan group 2 balance, respectively, secured by mortgaged real properties for which the significant encumbered interest is as indicated:

ENCUMBERED INTEREST     NUMBER OF       TOTAL CUT-OFF    % OF INITIAL    % OF INITIAL   % OF INITIAL
 IN THE MORTGAGED     MORTGAGED REAL   DATE PRINCIPAL    MORTGAGE POOL   LOAN GROUP 1   LOAN GROUP 2
   REAL PROPERTY        PROPERTIES       BALANCE(1)       BALANCE(1)      BALANCE(1)     BALANCE(1)
-------------------   --------------   ---------------   -------------   ------------   ------------

Fee(2)                     656         $ 2,347,735,563       96.4%           93.8%          99.9%
Leasehold                    7         $    74,071,140        3.0%            5.2%           0.1%
Fee/Leasehold                1         $    13,558,000        0.6%            1.0%           0.0%
                      --------------   ---------------   -------------   ------------   ------------
TOTAL:                     664         $ 2,435,364,704      100.0%          100.0%         100.0%

_____________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

                                      S-43

                       LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX CONSEQUENCES ..........   The trustee or its agent will make elections to treat designated portions of the assets of the issuing entity as two separate real estate mortgage investment conduits or REMICs under sections 860A through 860G of the
                                             Internal Revenue Code of 1986, as amended. The designations for each of those two REMICs are as follows:

                                             o     REMIC I, the lower tier REMIC, which will consist of, among other things--

                                                   1.    the mortgage loans, and

                                                   2.    various other related assets; and

                                             o     REMIC II, which will hold the non-certificated regular interests in
                                                   REMIC I.

                                             The class R-I and R-II certificates will represent the respective residual interests in those REMICs.

                                             The issuing entity will also hold (i) the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC
                                             II regular interest, the class AJ-FL REMIC II regular interest, each related swap agreement and each related trustee's floating rate account, which will be represented by the related class of Floating Rate
                                             Certificates, (ii) the portion of the assets of the issuing entity that is represented by the class Y certificates that will entitle the holders of those certificates to receive any additional interest accrued as to payment with respect to the mortgage loan that converts from a fixed rate of interest to a floating rate of interest and (iii) the portion of the assets of the issuing entity that is represented by the class Z certificates that will entitle the holders of those certificates to receive any additional interest accrued and deferred as to payment with respect to each mortgage loan with an anticipated repayment date that remains outstanding past that date, which portions will constitute one or more grantor trusts for federal income tax purposes and will not be part of the REMICs referred to above.

                                             The offered certificates will be treated as regular interests in REMIC II.
                                             This means that they will be treated as newly issued debt instruments for federal income tax purposes. You will have to report income on your offered certificates in accordance with the accrual method of accounting even if you are otherwise a cash method taxpayer. The offered certificates will not represent any interest in the grantor trust referred to above.

                                             It is anticipated that the class , class and class certificates will be issued at a premium and that the other classes of offered certificates will be issued with [a de minimis amount of] original issue discount. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

                                      S-44

                                             The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for U.S. federal income tax purposes, will be that, subsequent to any date of determination--

                                             o     each mortgage loan with an anticipated repayment date will be paid in full on that date,

                                             o     no mortgage loan will otherwise be prepaid prior to maturity, and

                                             o     there will be no extension of maturity for any mortgage loan.

                                             However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all.

                                             For a more detailed discussion of the federal income tax aspects of investing in the offered certificates, see "Federal Income Tax
                                             Consequences" in this prospectus supplement and "Federal Income Tax
                                             Consequences" in the accompanying base prospectus.

ERISA CONSIDERATIONS .....................   We anticipate that, subject to satisfaction of the conditions referred to under "ERISA Considerations" in this prospectus supplement, employee benefit plans and other retirement plans or arrangements subject to--

                                             o     Title I of the Employee Retirement Income Security Act of 1974, as
                                                   amended, or

                                             o     section 4975 of the Internal Revenue Code of 1986, as amended,

                                             will be able to invest in the offered certificates without giving rise to a prohibited transaction. This is based upon individual prohibited transaction exemptions granted to Merrill Lynch, Pierce, Fenner & Smith
                                             Incorporated, Countrywide Securities Corporation and Bear, Stearns & Co.
                                             Inc. by the U.S. Department of Labor.

                                             If you are a fiduciary of any employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or section 4975 of the
                                             Internal Revenue Code of 1986, as amended, you are encouraged to review carefully with your legal advisors whether the purchase or holding of the offered certificates could give rise to a transaction that is prohibited under ERISA or section 4975 of the Internal Revenue Code of 1986, as amended. See "ERISA Considerations" in this prospectus supplement and in the accompanying base prospectus.

LEGAL INVESTMENT .........................   The offered certificates will not be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                             All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates will be legal investments for them. See "Legal Investment"

                                      S-45

                                             in this prospectus supplement and in the accompanying base prospectus.

INVESTMENT CONSIDERATIONS ................   The rate and timing of payments and other collections of principal on or with respect to the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class
                                             A-1A certificates, on or with respect to the mortgage loans in loan group 2
                                             -- may affect the yield to maturity on each offered certificate. In the case of offered certificates purchased at a discount, a slower than anticipated rate of payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2,
                                             A-2FL, A-SB, A-3 and A-3FL certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on or with respect to the mortgage loans in loan group 2 -- could result in a lower than anticipated yield. In the case of the offered certificates purchased at a premium, a faster than anticipated rate of payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on or with respect to the mortgage loans in loan group 2 -- could result in a lower than anticipated yield.

                                             The yield on any offered certificate with a variable or capped pass-through rate, could also be adversely affected if the mortgage loans with relatively higher net mortgage interest rates pay principal faster than the mortgage loans with relatively lower net mortgage interest rates.

                                             In addition, depending on timing and other circumstances, the pass-through rate for the Class X Certificates will vary with changes in the relative sizes of the total principal balances of the Principal Balance
                                             Certificates.

                                             See "Yield and Maturity Considerations" in this prospectus supplement and in the accompanying base prospectus.

                                      S-46

                                 RISK FACTORS

      The offered certificates are not suitable investments for all investors.
In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

      The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying base prospectus in the context of your financial situation.

      YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THOSE SET FORTH
UNDER "RISK FACTORS" IN THE ACCOMPANYING BASE PROSPECTUS, IN DECIDING WHETHER TO
PURCHASE ANY OFFERED CERTIFICATES. THE "RISK FACTORS" SECTION IN THE
ACCOMPANYING BASE PROSPECTUS INCLUDES A NUMBER OF GENERAL RISKS ASSOCIATED WITH
MAKING AN INVESTMENT IN THE OFFERED CERTIFICATES.

      THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND UNDER "RISK FACTORS" IN
THE ACCOMPANYING BASE PROSPECTUS ARE NOT THE ONLY ONES RELATING TO YOUR OFFERED
CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR
THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR INVESTMENT.

      THIS PROSPECTUS SUPPLEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT
INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM
THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN
FACTORS, INCLUDING RISKS DESCRIBED BELOW, ELSEWHERE IN THIS PROSPECTUS
SUPPLEMENT AND IN THE ACCOMPANYING BASE PROSPECTUS.

      IF ANY OF THE FOLLOWING EVENTS OR CIRCUMSTANCES IDENTIFIED AS RISKS
ACTUALLY OCCUR OR MATERIALIZE, YOUR INVESTMENT COULD BE MATERIALLY AND ADVERSELY
AFFECTED.

Risks Related to the Offered Certificates

THE CLASS AM, AJ, B, C, D, E AND F CERTIFICATES ARE SUBORDINATE TO, AND ARE
THEREFORE RISKIER THAN, THE CLASS A-1, A-2, A-SB, A-3 AND A-1A CERTIFICATES

      If you purchase class AM, AJ, B, C, D, E and F certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class A-2FL, A-3FL and X certificates (in the case of the A-2FL certificates, through the A-2FL REMIC II regular interest, and in the case of the A-3FL certificates, through the A-3FL REMIC II regular interest). As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of certificates.

      When making an investment decision, you should consider, among other things--

      o     the payment priorities of the respective classes of the
            certificates;

      o     the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls; and

      o     the characteristics and quality of the mortgage loans.

      See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable," "--Any Credit Support for Your Offered Certificates May Be
Insufficient to Protect You Against All Potential Losses" and "--Payments on the
Offered Certificates Will Be Made Solely from the Limited Assets of the Related
Trust, and Those Assets May Be Insufficient to Make All Required Payments on
Those Certificates" in the accompanying base prospectus.

                                      S-47

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

      If you purchase any of the offered certificates that are expected to have relatively longer weighted average lives, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own offered certificates that are expected to have relatively shorter weighted average lives. See "Risk Factors--Changes in
Pool Composition Will Change the Nature of Your Investment" in the accompanying base prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

      Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. Accordingly, you may not have an active or liquid secondary market for your offered certificates. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. The market value of your offered certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time. See "Risk Factors--Lack of Liquidity Will Impair Your Ability to Sell Your
Offered Certificates and May Have an Adverse Effect on the Market Value of Your
Offered Certificates" and "--The Market Value of Your Offered Certificates May
Be Adversely Affected by Factors Unrelated to the Performance of Your Offered
Certificates and the Underlying Mortgage Assets, such as Fluctuations in
Interest Rates and the Supply and Demand of CMBS Generally" in the accompanying base prospectus.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

      The yield on your offered certificates will depend on--

      o     the price you paid for your offered certificates; and

      o     the rate, timing and amount of payments on your offered
            certificates.

      The frequency, timing and amount of payments on your offered certificates will depend on:

      o     the pass-through rate for, and other payment terms of, your offered certificates;

      o     the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

      o     the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

      o     the frequency, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

      o     repurchases of mortgage loans--or, in some cases, mortgage loans of a particular group--for material breaches of representations or warranties and/or material document defects;

      o     the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

      o     servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

                                      S-48

      In general, the factors described in the preceding paragraph cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates. Further, in the absence of significant losses on the mortgage pool, holders of the class A-1, A-2, A-SB and A-3 certificates should be concerned with the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 1. Until the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates are retired, holders of the class A-1A certificates would, in the absence of significant losses on the mortgage pool, be affected by the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 2.

      See "Description of the Mortgage Pool," "Servicing of the Mortgage Loans,"
"Description of the Offered Certificates--Payments" and "--Reductions to
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" and "Yield and Maturity Considerations" in this prospectus supplement. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" and "Yield and Maturity Considerations" in the accompanying base prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

      If you purchase any offered certificates at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-2, A-SB and
A-3 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class
A-1, A-2, A-SB and A-3 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group
2--occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

      Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if specified conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and
Conditions of the Mortgage Loans--Other Prepayment Provisions; Mortgage Loans
Which May Require Principal Paydowns" in this prospectus supplement.

      The yield on the offered certificates with variable or capped pass-through rates could also be adversely affected if the mortgage loans with higher net mortgage interest rates pay principal faster than the mortgage loans with lower net mortgage interest rates. This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans.

      Prepayments resulting in a shortening of weighted average lives of the offered certificates may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

                                      S-49

      The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

      o     the terms of the mortgage loans;

      o     the length of any prepayment lockout period;

      o     the level of prevailing interest rates;

      o     the availability of mortgage credit;

      o     the applicable yield maintenance charges or prepayment premiums;

      o     the applicable master servicer's or the special servicer's ability to enforce yield maintenance charges and prepayment premiums;

      o     the failure to meet certain requirements for the release of escrows;

      o     the occurrence of casualties or natural disasters; and

      o     economic, demographic, tax, legal or other factors.

      A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicers, the special servicer or the trustee will be required to advance any yield maintenance charges.

      With respect to the mortgage loan identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance, one of the related non-trust A-note mortgage loans is a floating rate note and several of the other non-trust mortgage loans are comprised of A-notes and B-notes with initial five-year maturities, and all of such non-trust loans and notes are secured by the same mortgaged real property as the mortgage loan included in the issuing entity. Such non-trust loans and notes have shorter maturity dates than a portion of the mortgage loans included in the issuing entity, and as such, the related borrower may refinance the entire mortgage loan (inclusive of the portion of such loan being deposited into the issuing entity) before the stated maturity date of the mortgage loan included in the issuing entity.

      Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

      Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Prepayment Provisions" in this prospectus supplement for a discussion of prepayment restrictions with respect to the mortgage loans. No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

                                      S-50

      In addition, if a mortgage loan seller repurchases any mortgage loan from the issuing entity due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

      The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if (a) you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and (b) the additional losses are allocable to or otherwise required to be borne by your class of offered certificates. The actual yield to maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to or otherwise required to be borne by your class of offered certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced.
Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

THE RIGHT OF THE MASTER SERVICERS, THE SPECIAL SERVICER AND THE TRUSTEE TO
RECEIVE INTEREST ON ADVANCES, SPECIAL SERVICING FEES, PRINCIPAL RECOVERY FEES
AND WORKOUT FEES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS

      To the extent described in this prospectus supplement and provided in the pooling and servicing agreement, the master servicers, the special servicer and the trustee will each be entitled to receive interest (which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. The right to receive these amounts is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

YOUR LACK OF CONTROL OVER THE TRUST FUND CAN CREATE RISKS

      You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the issuing entity. See "Description of the Offered
Certificates--Voting Rights" in this prospectus supplement. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by a master servicer, the trustee or the special servicer, as applicable. Any decision made by one of those parties in respect of the assets of the issuing entity, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests. See "--One of the Mortgage Loans That We Intend to Transfer to
the Issuing Entity is Being Serviced and Administered Pursuant to the Servicing
Arrangements for a Different Securitization; Therefore, Certificateholder of Our
ML-CFC 2007-8 Securitization Will Have Limited Ability to Control the Servicing
of That Mortgage Loan" below.

                                      S-51

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE MASTER SERVICERS, THE
SPECIAL SERVICER AND THE CONTROLLING CLASS REPRESENTATIVE

      KeyCorp Real Estate Capital Markets, Inc., an initial master servicer, is an affiliate of KeyBank National Association, one of the sponsors and mortgage loan sellers, and an affiliate of KeyBanc Capital Markets Inc., one of the underwriters. These affiliations could cause a conflict with that master servicer's duties to the issuing entity under the pooling and servicing agreement notwithstanding the fact that the pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement must be administered in accordance with the servicing standard described in this prospectus supplement without regard to an affiliation with any other party involved in the transaction.

      A master servicer, the special servicer or any affiliate of a master servicer or the special servicer may acquire certificates. This could cause a conflict between a master servicer's or the special servicer's duties to the issuing entity under the pooling and servicing agreement and its or its affiliate's interest as a holder of certificates issued under that agreement. In addition, the master servicers, the special servicer and each of their affiliates own and are in the business of acquiring assets similar in type to the assets of the issuing entity. Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of those assets, compete with the mortgaged real properties for tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

      The special servicer will have the right to determine that any P&I advance made or to be made by a master servicer or the trustee is not recoverable from proceeds of the mortgage loan to which that advance relates. The applicable master servicer or the trustee will then be required to not make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest that will be paid on your offered certificates.

      In addition, in connection with the servicing of the specially serviced mortgage loans, the special servicer may, at the direction of the controlling class representative (or with respect to the Farallon Portfolio Loan, the
Farallon Portfolio Controlling Party), take actions with respect to the specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. Similarly, the special servicer may, at the direction of the holder of a (i) non-trust subordinate
B-note or its designee (prior to the occurrence of a "change of control" event with respect to that non-trust loan) or (ii) A note non-trust loan (after the occurrence of a "change of control" event with respect to that non-trust loan)
or (iii) with respect to the Farallon Portfolio Loan, a non-trust loan or note, take generally similar but not identical actions with respect to the related loan combination that could adversely affect the holders of some or all of the classes of offered certificates. Furthermore, the holders of certain non-trust loans may have par purchase options and, in some cases, cure rights with respect to the related A-note mortgage loans that will be the assets of the issuing entity, upon the occurrence of specified adverse circumstances with respect to the related loan combination. See "Description of the Mortgage Pool--The Loan
Combinations and "Servicing of the Mortgage Loans--The Controlling Class
Representative and the Loan Combination Controlling Parties" in this prospectus supplement.

      The controlling class representative will be selected by the holders of certificates representing a majority interest in the controlling class. The controlling class of certificateholders and the holders of the non-trust loans may have interests that conflict with those of the holders of the offered certificates. As a result, it is possible that the controlling class representative may direct the special servicer to take actions which conflict with the interests of the holders of certain classes of the offered certificates. However, the special servicer is not permitted to take actions which are prohibited by law or violate the servicing standard or the terms of the mortgage loan documents.

ONE OF THE MORTGAGE LOANS THAT WE INTEND TO TRANSFER TO THE ISSUING ENTITY IS
BEING SERVICED AND ADMINISTERED PURSUANT TO THE SERVICING ARRANGEMENTS FOR A
DIFFERENT SECURITIZATION; THEREFORE, CERTIFICATEHOLDERS OF OUR ML-CFC 2007-8
SECURITIZATION WILL HAVE LIMITED ABILITY TO CONTROL THE SERVICING OF THAT
MORTGAGE LOAN

      The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as Georgia-Alabama Retail Portfolio, which mortgage loan represents approximately 1.6% of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance, is part of a loan combination

                                      S-52

consisting of the trust mortgage loan (which consists of an A-note trust loan and a B-note trust loan), a pari passu A-note non-trust loan and a subordinate
B-note non-trust loan that are secured by the same mortgage instruments encumbering the same mortgaged real properties. The A-note non-trust loan is an asset in the ML-CFC 2007-7 Commercial Mortgage Trust. The B-note non-trust loan is currently held by Countrywide Commercial Real Estate Finance, Inc., or an
affiliate of Countrywide Commercial Real Estate Finance, Inc., and may be sold to a third-party or separately securitized in a future commercial mortgage securitization. An intercreditor agreement governs the relationship between the holders of the Georgia-Alabama Retail Portfolio loan combination. The loan combination is being serviced and administered pursuant to the ML-CFC 2007-7
Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series
2007-7 pooling and servicing agreement. The applicable master servicer and the applicable special servicer under the ML-CFC 2007-7 Commercial Mortgage Trust pooling and servicing agreement are required to service the Georgia-Alabama
Retail Portfolio whole loan in accordance with the servicing standard set forth in the ML-CFC 2007-7 Commercial Mortgage Trust pooling and servicing agreement on behalf of the ML-CFC 2007-7 Commercial Mortgage Trust certificateholders, the series 2007-8 certificateholders and the other holders of an interest in the
Georgia-Alabama Retail Portfolio, as a collective whole. Neither the series
2007-8 certificateholders nor the trustee on their behalf will have any right, title or interest in or to, or any other claim to any asset of the ML-CFC 2007-7
Commercial Mortgage Trust issuing entity, including as security for or in satisfaction of any claim arising from the performance or failure of performance by any party under the ML-CFC 2007-7 Commercial Mortgage Trust pooling and servicing agreement, except as related to the 2007-8 issuing entity's rights to receive payments of principal and interest on the Georgia-Alabama Retail
Portfolio mortgage loan and certain rights to payments of servicing fees and to reimbursement for advances. However, the 2007-8 issuing entity, as the holder of the Georgia-Alabama Retail Portfolio mortgage loan, is a third-party beneficiary of the ML-CFC 2007-7 Commercial Mortgage Trust pooling and servicing agreement.
The applicable master servicer, the special servicer and trustee under the series 2007-8 pooling and servicing agreement may not independently exercise remedies following a default with respect to the Georgia-Alabama Retail
Portfolio mortgage loan. Furthermore, the controlling class representative, acting alone, will not be permitted to replace the special servicer under the
ML-CFC 2007-7 Commercial Mortgage Trust pooling and servicing agreement unless the holders of the B-note non-trust loan and B-note trust loan agree to do so in accordance with the related co-lender agreement and only for so long as any appraisal reduction amount with respect to the subject loan combination does not reduce the initial principal balance of such B-note non-trust loans below 25% of its original principal balance. Thereafter, the controlling class representative may replace the special servicer under the ML-CFC 2007-7 Commercial Mortgage
Trust pooling and servicing agreement.

Risks Related to the Mortgage Loans

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE TRUST TO INCREASED
RISK OF DECLINE IN A PARTICULAR INDUSTRY

      The inclusion, among the assets of the issuing entity, of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type.

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      One hundred twenty-eight (128) of the mortgaged real properties, which represent security for approximately 31.2% of the initial mortgage pool balance
(three (3) properties securing mortgage loans in loan group 1, representing approximately 1.7% of the initial loan group 1 balance, and one hundred twenty-five (125) properties securing mortgage loans in loan group 2, representing approximately 71.2% of the initial loan group 2 balance) are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on multifamily properties are exposed to unique risks particular to multifamily properties, including, for instance, in some cases, restrictions on rent that may be charged or restrictions on the age of tenants who may reside at a multifamily property.

      For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing

                                      S-53

Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates
and Each Type of Income-Producing Property May Present Special Risks as
Collateral for a Loan--Multifamily Rental Properties."

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

      Thirty-five (35) of the mortgaged real properties, which represent security for approximately 11.1% of the initial mortgage pool balance and approximately 19.2% of the initial loan group 1 balance, are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Office Properties."

      In the case of six (6) mortgaged real properties representing approximately 1.3% of the initial mortgage pool balance, and approximately 2.3%
of the initial loan group 1 balance, the related mortgaged real properties are medical offices. Mortgage loans secured by liens on medical office properties are also exposed to the unique risks particular to health care related properties. For a more detailed discussion of factors uniquely affecting medical offices, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Health Care Related Properties."

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

      One hundred fifty-one (151) of the mortgaged real properties, which represent security for approximately 25.8% of the initial mortgage pool balance and approximately 44.8% of the initial loan group 1 balance, are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      Gas Stations and Related Convenience Stores.

      One of the mortgage loans secured by the mortgaged real properties identified on Annex A-1 as the Georgia-Alabama Retail Portfolio is secured by sixty-two (62) of the retail properties described above, which represent security for approximately 1.6% of the initial mortgage pool balance and approximately 2.8% of the loan group 1 balance, which are fee interests in gas stations with convenience stores and other retail stores located in Georgia
(sixty (60) such properties) and Alabama (two (2) such properties). In addition, certain other retail properties securing mortgage loans in the pool may have gas stations as part of the retail mix. Demand for gas stations and the related convenience stores depend on location of the station and volume of car driving, which in turn depends on cost of gas and general economic conditions.
Profitability is impacted by the cost of gasoline, the product mix at the convenience store, credit card fees (which have been escalating) and the addition of pay at the pump technology at stations (which has been cited as a potential cause of revenue loss in the related convenience store). A property with a gas station also raises environmental concerns because gasoline, motor oil and other hazardous products are sold at these properties. For additional information regarding environmental concerns with respect to the Georgia-Alabama
Retail Portfolio properties, see "--Lending on Income-Producing Real Properties
Entails Environmental Risks" below.

      For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Retail Properties."

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Ten (10) of the mortgaged real properties, which represent security for approximately 7.9% of the initial mortgage pool balance and approximately 13.7%
of the initial loan group 1 balance, are fee and/or leasehold

                                      S-54

interests in hospitality properties. Mortgage loans secured by liens on those types of properties are exposed to unique risks particular to those types of properties. In addition, for certain of the mortgage loans secured by hospitality properties that are a franchise of a national or regional hotel chain, the related franchise agreement is scheduled to terminate during the term of the related mortgage loan.

      For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Hospitality Properties."

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Fourteen (14) of the mortgaged real properties, which represent security for approximately 3.6% of the initial mortgage pool balance and approximately
6.2% of the initial loan group 1 balance, are fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Industrial Properties."

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Thirty-four (34) of the mortgaged real properties, which represent security for approximately 6.3% of the initial mortgage pool balance and approximately 11.0% of the initial loan group 1 balance, are fee interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Warehouse, Mini-Warehouse and Self Storage Facilities."

MANUFACTURED HOUSING COMMUNITIES, MOBILE HOME PARKS AND RECREATIONAL VEHICLE
PARKS ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

      Two hundred eighty (280) of the mortgaged real properties, which represent security for approximately 12.2% of the initial mortgage pool balance (which mortgage loans are in loan group 2, representing approximately 28.8% of the initial loan group 2 balance), are fee and/or leasehold interests in manufactured housing community properties, mobile home parks and/or recreational vehicle parks. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting manufactured housing community properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan--Manufactured Housing Communities, Mobile
Home Parks and Recreational Vehicle Parks."

RISKS ASSOCIATED WITH ALTERNATIVE FORMS OF PROPERTY OWNERSHIP

      Four (4) mortgage loans (loan numbers 98, 111, 127 and 181), representing in the aggregate approximately 0.6% of the initial mortgage pool balance (which mortgage loans are in loan group 1, representing approximately 1.1% of the initial loan group 1 balance), are, or may become, secured by the related borrower's interest in residential and/or commercial condominium units.
Condominiums may create risks for lenders that are not present

                                      S-55

when lending on properties that are not condominiums. See "Risk Factors--Lending on Condominium Units Creates Risks for Lenders That Are Not Present When Lending
on Non-Condominiums" in the base prospectus.

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIES

      The mortgage loans are secured by mortgage liens on fee and/or leasehold
(which may include sub-leasehold) interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

      o     the successful operation and value of the mortgaged real property;
            and

      o     the related borrower's ability to sell or refinance the mortgaged real property.

      See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" and "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" in the accompanying base prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

      The mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any sponsor, any governmental entity, any private mortgage insurer, any mortgage loan seller, any underwriter, either master servicer, the special servicer, the trustee or any of their respective affiliates or any other person or entity.

      All of the mortgage loans are or should be considered nonrecourse loans.
If the related borrower defaults on any of the mortgage loans, only the related mortgaged real property (together with any related insurance policies or other pledged collateral), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property. Payment at maturity is primarily dependent upon the market value of the mortgaged real property or the borrower's ability to refinance the mortgaged real property. Even if the related loan documents permit recourse to the borrower or a guarantor, the issuing entity may not be able to ultimately collect the amount due under a defaulted mortgage loan. We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends upon the Performance and Value of the Underlying Real Property,
Which May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" in the accompanying base prospectus.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

      Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund any ongoing monthly reserve requirements.

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

      The borrower under certain of the mortgage loans has given to one or more tenants or another person a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property. These rights, which may not be subordinated to the related mortgage, may impede the

                                      S-56

lender's ability to sell the related mortgaged real property at foreclosure or after acquiring the mortgaged real property pursuant to foreclosure, or adversely affect the value and/or marketability of the related mortgaged real property. However, in certain cases, the holder of the right to purchase the related mortgaged property has agreed that such purchase right will not apply in a foreclosure or similar proceeding. Additionally, the exercise of a purchase option may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited and/or without any yield maintenance consideration.

      In the case of one mortgage loan (loan number 7, secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as
Georgia-Alabama Retail Portfolio, representing approximately 1.6% of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance), the related borrower is obligated under an agreement with Exxon Mobil
Corporation ("Exxon") to use and sell Exxon products at certain of the individual mortgaged real properties. The borrower's failure to do this triggers an option by Exxon to purchase the particular individual mortgaged real property at a price equal to the greater of: (i) 90% of the current appraised value of the applicable individual mortgaged real property (ii) 90% of the fair market value of the applicable individual mortgaged real property, or (iii) the allocated loan amount of the applicable individual mortgaged real property.

      In Maryland, mortgage loans may be structured with a borrower (obligated under the related note) that is different from the owner of the mortgaged real property. In such cases, the related property owner, although not obligated under the note, will guaranty all amounts payable by the borrower under the related note which guaranty is secured by an indemnity deed of trust in favor of the lender executed by the property owner. With respect to certain references to the borrower in this prospectus supplement, such references may apply to such property owner instead.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

      In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

      In the case of one hundred eighty one (181) mortgaged real properties, securing approximately 33.0% of the initial mortgage pool balance and approximately 57.4% of the initial loan group 1 balance, the related borrower has leased the property to one or more tenants each occupying 25% or more of the particular property. In the case of one hundred nine (109) of those properties, securing approximately 15.4% of the initial mortgage pool balance and approximately 26.8% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 50% or more of the particular property. In the case of sixty-eight (68) mortgaged real properties, securing approximately 8.3% of the initial mortgage pool balance and approximately 14.5% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 100% of the particular property. Not included in the sixty-eight (68) mortgaged real properties is one mortgage loan (loan number 2) that is secured by manufactured housing properties of which an affiliate of the related borrower has master leased portions of the mortgaged properties, and in turn subleases individual manufactured homes and lots to residential subtenants. Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. In addition, the leases of some of these tenants may terminate on or prior to the term of the related mortgage loan. For information regarding the lease expiration dates of significant tenants at the mortgaged real properties, see Annex A-1 to this prospectus supplement. See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends upon the Performance and Value of the Underlying Real Property,
Which

                                      S-57

May Decline Over Time and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" in the accompanying base prospectus.

THE BANKRUPTCY OR INSOLVENCY OF A TENANT WILL HAVE A NEGATIVE IMPACT ON THE
RELATED MORTGAGED REAL PROPERTY

      The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim) and the amounts the landlord could claim would be limited. One or more tenants at a particular mortgaged real property may have been the subject of bankruptcy or insolvency proceedings. See "Risk Factors--Bankruptcy Proceedings
Entail Certain Risks" in this prospectus supplement and "Risk Factors--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable--Dependence on a Single Tenant
or a Small Number of Tenants Makes a Property Riskier Collateral" in the
accompanying base prospectus.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

      The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

      o     space in the mortgaged real properties could not be leased or re-leased;

      o     substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

      o     tenants were unwilling or unable to meet their lease obligations;

      o     a tenant goes "dark";

      o     a significant tenant were to become a debtor in a bankruptcy case;
            or

      o     rental payments could not be collected for any other reason.

      Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to cancel their leases at any time or for lack of appropriations. Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related anticipated repayment date or maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties. Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

      The risks described above are increased if there is a concentration of tenants in a particular industry at one or more of the mortgaged real properties. For example, if a particular industry experiences an economic downturn, a concentration among tenants of any mortgaged real property in that industry may lead to losses on the related mortgage loan that are substantially more severe than would be the case if its tenants were in diversified industries. In addition, business objectives for tenants at mortgaged real properties may change over time. A business may downsize, creating a need for less space, or a business may expand or increase its size and/or number of employees, creating a need for more space.

                                      S-58

      Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions
(provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure.
Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

      Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower. In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant. If a mortgaged real property is leased in whole or substantial part to an affiliate of the borrower, it may be more likely that a landlord will waive lease conditions for an affiliated tenant than it would for an unaffiliated tenant. We cannot assure you that the conflicts arising where a borrower is affiliated with a tenant at a mortgaged real property will not adversely impact the value of the related mortgage loan. In some cases the affiliated lessee may be physically occupying space related to its business; in other cases, the affiliated lessee may be a tenant under a master lease with the borrower, under which the tenant is generally obligated to make rent payments but does not occupy any space at the mortgaged real property. These master leases are typically used to bring occupancy to a "stabilized" level but may not provide additional economic support for the mortgage loan. We cannot assure you the space "master leased" by a borrower affiliate will eventually be occupied by third party tenants and consequently, a deterioration in the financial condition of the borrower or its affiliates can be particularly significant to the borrower's ability to perform under the mortgage loan as it can directly interrupt the cash flow from the related mortgaged real property if the borrower's or its affiliate's financial condition worsens.

      If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments.
Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

MORTGAGE LOANS SECURED BY MORTGAGED REAL PROPERTIES SUBJECT TO ASSISTANCE AND
AFFORDABLE HOUSING PROGRAMS ARE SUBJECT TO THE RISK THAT THOSE PROGRAMS MAY
TERMINATE OR BE ALTERED

      Certain of the mortgaged real properties may be secured by mortgage loans that are eligible (or may become eligible in the future) for and have received
(or in the future may receive) low income housing tax credits pursuant to
Section 42 of the Internal Revenue Code in respect of various units within the related mortgaged real property or have a material concentration of tenants that rely on rent subsidies under various government funded programs, including the
Section 8 Tenant Based Assistance Rental Certificate Program of the United
States Department of Housing and Urban Development. With respect to certain of the mortgage loans, the related borrowers may receive subsidies or other assistance from government programs. Generally, in the case of mortgaged real properties that are subject to assistance programs of the kind described above, the subject mortgaged real property must satisfy certain requirements, the borrower must observe certain leasing practices and/or the tenant(s) must regularly meet certain income requirements. No assurance can be given that any government or other assistance programs will be continued in their present form during the terms of the related mortgage loans, that the borrower will continue to comply with the requirements of the programs to enable the borrower to receive the subsidies or assistance in the future, or that the owners of a borrower will continue to receive tax credits or that the level of assistance provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans even though the related mortgage loan seller may have underwritten the related mortgage loan on the assumption that any applicable assistance program would remain in place. Loss of any applicable assistance could have an adverse effect on the ability of a borrower whose property is subject to an assistance program to make debt service payments. Additionally, the restrictions described above relating to the use of the related mortgaged real property could reduce the market value of the related mortgaged real property.

                                      S-59

GEOGRAPHIC CONCENTRATION EXPOSES INVESTORS TO GREATER RISKS ASSOCIATED WITH THE
RELEVANT GEOGRAPHIC AREAS

      Mortgaged real properties located in California, Texas, Florida and
Georgia will represent approximately 17.7%, 10.2%, 9.5% and 8.7%, respectively, by allocated loan amount, of the initial mortgage pool balance; mortgaged real properties located in California, Georgia, Texas, Nevada and Virginia will represent approximately 27.7%, 9.4%, 6.6%, 5.4% and 5.1%, respectively, by allocated loan amount, of the initial loan group 1 balance; and mortgaged real properties located in Florida, Texas, Georgia, Maryland, Ohio and Indiana will represent approximately 19.3%, 15.2%, 7.8%, 6.3%, 6.3% and 5.7%, respectively, by allocated loan amount, of the initial loan group 2 balance. The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See "-- Certain State-Specific Considerations" below and "Risk Factors--Geographic Concentration Within a Trust Exposes Investors to
Greater Risk of Default and Loss" in the accompanying base prospectus.

CERTAIN STATE-SPECIFIC CONSIDERATIONS

      California. Sixty-one (61) mortgaged real properties representing approximately 17.7%, by allocated loan amount, of the initial mortgage pool balance are located in California. Mortgaged real properties located in
California are generally secured by deeds of trust on the related real estate.
Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either a trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real estate may be sold by a trustee, if foreclosed pursuant to a trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property.
California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California case law has held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under
California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors.
California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

      Texas. Eighty-four (84) mortgaged real properties representing approximately 10.2%, by allocated loan amount, of the initial mortgage pool balance are located in Texas. Texas law does not require that a lender must bring a foreclosure action before being entitled to sue on a note. Texas does not restrict a lender from seeking a deficiency judgment. The delay inherent in obtaining a judgment generally causes the secured lender to file a suit seeking a judgment on the debt and to proceed simultaneously with non-judicial foreclosure of the real property collateral. The desirability of non-judicial foreclosure of real property is further supported by the certain and defined non-judicial foreclosure procedures. In order to obtain a deficiency judgment, a series of procedural and substantive requirements must be satisfied, and the deficiency determination is subject to the borrower's defense (and, if successful, right of offset) that the fair market value of the property at the time of foreclosure was greater than the foreclosure bid. However, the availability of a deficiency judgment is limited in the case of the mortgage loan because of the limited nature of its recourse liabilities.

                                      S-60

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS AND
LOANS WITH ANTICIPATED REPAYMENT DATES

      Two hundred five (205) of the mortgage loans, representing approximately
94.7% of the initial mortgage pool balance (one hundred fifty two (152) mortgage loans in loan group 1, representing approximately 91.1% of the initial loan group 1 balance, and fifty-three (53) mortgage loans in loan group 2, representing approximately 99.7% of the initial loan group 2 balance), are balloon loans that will each have a substantial remaining principal balance at their stated maturity dates. In addition, six (6) mortgage loans, representing approximately 4.6% of the initial mortgage pool balance and approximately 7.9%
of the initial loan group 1 balance, provide material incentives for the related borrower to repay the related mortgage loan by an anticipated repayment date prior to maturity. The ability of a borrower to make the required balloon payment on a balloon loan at maturity, and the ability of a borrower to repay a mortgage loan on or before any related anticipated repayment date, in each case depends upon its ability either to refinance the mortgage loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

      o     the value of the related mortgaged real property;

      o     the level of available mortgage interest rates at the time of sale or refinancing;

      o     the borrower's equity in the mortgaged real property;

      o     the financial condition and operating history of the borrower and the mortgaged real property,

      o     tax laws;

      o     prevailing general and regional economic conditions;

      o     the fair market value of the related mortgaged real property;

      o     reductions in applicable government assistance/rent subsidy programs; and

      o     the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

      Although a mortgage loan may provide the related borrower with incentives to repay the mortgage loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that mortgage loan. See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans" in this prospectus supplement and "Risk Factors--The Investment
Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and
Losses on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses
May Be Highly Unpredictable" in the accompanying base prospectus.

      Additionally, one (1) mortgage loan (loan number 2), which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon Portfolio (representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group
2 balance) and which mortgage loan is part of a loan combination, the various loans making up such loan combination have various maturity dates, and the related borrower may prepay the portion of the mortgage loan being contributed to the issuing entity with a seven-year initial maturity at maturity and during its related open period immediately prior to maturity by effectuating property releases provided the related borrower satisfies various tests in accordance with the related loan documents. See "The Farallon Portfolio" in Annex C to this prospectus supplement and "Description of the Mortgage Pool--The Loan
Combinations--The Farallon Portfolio" in this prospectus supplement.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

      The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the

                                      S-61

mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

      o     The largest mortgage loan or group of cross-collateralized mortgage loans to be included in the assets of the issuing entity represents approximately 13.8% of the initial mortgage pool balance. The largest mortgage loan or group of cross-collateralized mortgage loans in loan group 1 represents approximately 7.1% of the initial loan group 1 balance, and the largest mortgage loan or group of cross-collateralized mortgage loans in loan group 2 represents approximately 32.4% of the initial loan group 2 balance.

      o     The five (5) largest mortgage loans and groups of
            cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 34.5% of the initial mortgage pool balance. The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 23.5% of the initial loan group 1 balance, and the five (5) largest mortgage loans and groups of
            cross-collateralized mortgage loans in loan group 2 represent approximately 68.0% of the initial loan group 2 balance.

      o     The ten (10) largest mortgage loans and groups of
            cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 42.4% of the initial mortgage pool balance. The ten (10) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 31.9% of the initial loan group 1 balance, and the ten (10) largest mortgage loans and groups of
            cross-collateralized mortgage loans in loan group 2 represent approximately 78.6% of the initial loan group 2 balance.

      See "Description of the Mortgage Pool--General," "--Cross-Collateralized
and Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage
Loans with Affiliated Borrowers" and "--Significant Mortgage Loans" in this prospectus supplement and "Risk Factors--Loan Concentration Within a Trust
Exposes Investors to Greater Risk of Default and Loss" in the accompanying base prospectus.

THE EXERCISE OF CERTAIN RIGHTS AND POWERS BY THE HOLDER OF A NON-TRUST LOAN THAT
IS PART OF A LOAN COMBINATION WITH A MORTGAGE LOAN INCLUDED IN THE MORTGAGE POOL
MAY CONFLICT WITH YOUR INTERESTS

      One (1) mortgage loan (loan number 2), which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon
Portfolio (representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance) will be part of a group of loans that we refer to as a loan combination, made to the same borrower and that is secured by a single mortgage instrument on the same mortgaged real property. Certain of the non-trust loans will generally be pari passu with the mortgage loan and certain non-trust loans will generally be subordinate to the
A-note portion of the mortgage loan being deposited in the issuing entity, but in each case, will not be included as an asset of the issuing entity. The holder or holders (and their respective successors and assigns) of all or any portion of the non-trust fixed-rate A notes which are not held by the trust, as designated by Merrill Lynch Mortgage Lending, Inc. and which may be Merrill
Lynch Mortgage Lending, Inc., will have the right to replace the special servicer for the Farallon Portfolio loan combination and to direct and advise the master servicer and special servicer, and have certain approval rights, with respect to various servicing matters and major decisions relating to the
Farallon Portfolio loan combination. The controlling class of the ML-CFC
Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates,
Series 2007-8 securitization transaction will not have such rights. In connection with future securitizations involving all or any portion of the fixed rate notes that comprise the Farallon Portfolio loan combination, Merrill Lynch
Mortgage Lending, Inc. may designate the controlling class of any such securitization as the controlling holder for the Farallon Portfolio loan combination in which case such controlling holder shall have such rights and
Merrill Lynch Mortgage Lending, Inc. (or its successors or assigns, as applicable), as holder of any remaining portion of the Farallon Portfolio loan combination, will have certain non-binding consultation rights with respect to matters relating to such rights.

      One (1) mortgage loan (loan number 99), which is secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as
Timbercreek Apartments (representing approximately 0.2% of the initial mortgage pool balance and 0.5% of the initial loan group 2 balance), is a part of a group of loans, that we

                                      S-62

refer to as a loan combination, made to the same borrower and that is secured by a single mortgage instrument on the same mortgaged real property or properties.
The other loan in this loan combination will not be included as an asset of the issuing entity. The holder of such B-note non-trust loan will not have any voting, consent or other rights (other than, in some cases, non-binding consultation rights or consent rights with respect to certain loan modifications) with respect to the servicing of such loan combination, but may have purchase rights and/or cure rights with respect to the related trust mortgage loan.

      Three (3) mortgage loans (loan numbers 3, 4 and 7), which are secured by the mortgaged real properties identified in Annex A-1 to this prospectus supplement as Executive Hills Portfolio, Peninsula Beverly Hills and the
Georgia-Alabama Retail Portfolio (representing approximately 9.0% of the initial mortgage pool balance and 15.6% of the initial loan group 1 balance), are each part of a loan combination, pursuant to which the right to replace the special servicer for each such mortgage loan and to direct and advise the applicable master servicer and the special servicer on various servicing matters regarding the related loan combination will be, for so long as such loan combination has an outstanding principal balance, as deemed reduced by any appraisal reduction amount with respect to the subject loan combination that is allocable to the related B-note non-trust loan (and the B-note trust loan, in the case of the
Georgia-Alabama Retail Portfolio loan combination), that is equal to or greater than 25% of its original outstanding principal balance, with the holder of the related B-note non-trust loan (and the B-note trust loan, in the case of the
Georgia-Alabama Retail Portfolio loan combination) and after such time, with the controlling class representative. In addition, with respect to the mortgage loan identified as Peninsula Beverly Hills, the holder of the related B-note non-trust loan is Pacific Life Insurance Company. It is anticipated that this entity will be the primary servicer for the related loan combination pursuant to a sub-servicing agreement between Pacific Life Insurance Company and Wells Fargo
Bank, National Association, the master servicer for this mortgage loan, under which Pacific Life Insurance Company will be responsible for, among other things, the collection of monthly payments from the borrower and the remittance of such amounts to such Master Servicer. In addition, under the related intercreditor agreement, the holder of the related B-note non-trust loan
(provided it is the controlling party for such mortgage loan) has the right to appoint Pacific Life Insurance Company as special servicer within 90 days following the closing date (so long as such entity is on the S&P Select Servicer
List as a U.S. Commercial Mortgage Servicer).

      In connection with exercising the foregoing rights, the holder of a B-note non-trust loan may have interests that conflict with your interests.

      See "Description of the Mortgage Pool-- The Loan Combinations" in this prospectus supplement.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

      In the case of seven (7) mortgaged real properties representing approximately 3.0% of the initial mortgage pool balance and approximately 5.2%
of the initial loan group 1 balance, and approximately 0.1% of the initial loan group 2 balance, the related mortgage constitutes a lien on the related borrower's leasehold interest, but not on the corresponding fee interest, in all or a material portion of the related mortgaged real property, which leasehold interest is subject to a ground lease. Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the issuing entity, generally will have the right to cure defaults under the related ground lease.
In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan. Finally, there can be no assurance that any of the ground leases securing a mortgage loan contain all of the provisions, including a lender's right to obtain a new lease if the current ground lease is rejected in bankruptcy that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage Pool--Additional Loan and Property Information--Ground Leases" in this prospectus supplement. See also
"Risk Factors--Lending on Ground Leases Creates Risks for Lenders that Are Not
Present When Lending on an Actual Ownership Interest in a Real Property" and
"Legal Aspects of Mortgage Loans--Foreclosure--Leasehold Considerations" in the
accompanying base prospectus.

                                      S-63

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

      Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty.

      Certain of the mortgaged real properties that do not conform to current zoning laws may not be legal non-conforming uses or legal non-conforming structures. The failure of a mortgaged real property to comply with zoning laws or to be a legal non-conforming use or legal non-conforming structure may adversely affect market value of the mortgaged real property or the borrower's ability to continue to use it in the manner it is currently being used or may necessitate material additional expenditures to remedy non-conformities.

      In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements, historical landmark designations or other covenants and agreements. Use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers'
rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan.
See "Description of the Mortgage Pool--Additional Loan and Property
Information--Zoning and Building Code Compliance" in this prospectus supplement and "Risk Factors--Changes in Zoning Laws May Adversely Affect the Use or Value
of a Real Property" in the accompanying base prospectus.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

      Five (5) mortgage loans, which represent approximately 19.5% of the initial mortgage pool balance, approximately 15.6% of the initial loan group 1 balance and approximately 24.7% of the initial loan group 2 balance, are each, individually or together with one or more other loans that will not be included in the assets of the issuing entity, senior loans in multiple loan structures that we refer to as loan combinations. The other loans will not be included in the trust but are secured in each case by the same mortgage instrument on the same mortgaged real property or properties that secures or secure the related trust mortgage loan. See "Description of the Mortgage Pool--The Loan
Combinations" and "Description of the Mortgage Pool--Additional Loan and
Property Information--Additional and Other Financing" in this prospectus supplement.

      In the case of thirteen (13) mortgage loans (loan numbers 2, 3, 4, 7, 15,
16, 61, 68, 78, 99, 146, 171 and 173) representing approximately 22.8% of the initial mortgage pool balance (eight (8) mortgage loans in loan group 1, representing approximately 18.9% of the initial loan group 1 balance, and five
(5) mortgage loan in loan group 2, representing approximately 28.0% of the initial loan group 2 balance), the related borrower has incurred or is permitted to incur in the future additional debt that is secured by the related mortgaged real property as identified under "Description of the Mortgage Pool--Additional
Loan and Property Information--Additional and Other Financing" in this prospectus supplement.

      Except as indicated above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties without the lender's consent.

      In the case of thirty-five (35) of the mortgage loans, representing approximately 21.1% of the initial mortgage pool balance (twenty-seven (27)
mortgage loans in loan group 1, representing approximately 26.8% of the initial loan group 1 balance, and eight (8) mortgage loans in loan group 2, representing approximately 13.2% of the initial loan group 2 balance), as identified under
"Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement, direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the issuing entity if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan.

                                      S-64

      In the case of one mortgage loan (loan number 2) secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon
Portfolio, representing approximately 10.3% of the initial mortgage pool balance and approximately 24.7% of the initial loan group 2 balance, certain affiliates of the related borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in the related borrower, in the maximum amount of up to (x) $15,000,000 during the first year of the related mortgage loan and (y) $25,000,000 thereafter.

      Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

      The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including, but not limited to, trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

      We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

      Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners' economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

      When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the issuing entity is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity or to repay the mortgage loan on its anticipated repayment date. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property. If the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

      Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the issuing entity. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the issuing entity's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the issuing entity. Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The issuing entity may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

      In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower

                                      S-65

may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

      See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Additional Secured Debt Increases the
Likelihood That a Borrower Will Default on a Mortgage Loan Underlying Your
Offered Certificates" in the accompanying base prospectus.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

      A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of
1990, which requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the
Americans with Disabilities Act of 1990. See "Risk Factors--Compliance with the
Americans with Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of
Mortgage Loans--Americans with Disabilities Act" in the accompanying base prospectus. The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

      In addition, under the Federal Fair Housing Act, analogous statutes in some states and regulations and guidelines issued pursuant to those laws, any and all otherwise-available units in a multifamily apartment building must be made available to any disabled person who meets the financial criteria generally applied by the landlord, including implementing alterations and accommodations in certain circumstances. The costs of this compliance may be high and the penalties for noncompliance may be severe. Thus, these fair housing statutes, regulations and guidelines present a risk of increased operating costs to the borrowers under the mortgage loans secured by multifamily apartment buildings, which may reduce (perhaps significantly) amounts available for payment on the related mortgage loan.

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

      Seventeen (17) separate groups of mortgage loans, representing approximately 12.8% of the initial mortgage pool balance, are loans made to borrowers that, in the case of each of those groups, are the same or under common control. Mortgaged real properties owned by affiliated borrowers are likely to:

      o     have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

      o     have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

      See "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliated Borrowers" in this prospectus supplement.

      In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

      The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.
See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends upon the Performance and Value of the Underlying Real Property, Which
May Decline

                                      S-66

Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance," "--Borrower Concentration Within a Trust Exposes
Investors to Greater Risk of Default and Loss" and "--Borrower Bankruptcy
Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your
Offered Certificates" in the accompanying base prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN REUNDERWRITTEN BY US

      We have not reunderwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for reunderwriting the mortgage loans. If we had reunderwritten the mortgage loans, it is possible that the reunderwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a representation or warranty has been breached. See "Description of the Mortgage Pool--Representations and
Warranties" and "--Repurchases and Substitutions" in this prospectus supplement.

ASSUMPTIONS MADE IN DETERMINING UNDERWRITTEN NET CASH FLOW MAY PROVE TO BE
INAPPROPRIATE

      As described under "Glossary" in this prospectus supplement, underwritten net cash flow means cash flow as adjusted based on a number of assumptions used by the mortgage loan sellers. No representation is made that the underwritten net cash flow set forth in this prospectus supplement as of the cut-off date or any other date is predictive of future net cash flows. In certain cases, co-tenancy provisions were assumed to be satisfied and vacant space was assumed to be occupied and space that was due to expire was assumed to have been re-let, in each case at market rates that may have exceeded current rent. Each originator of commercial mortgage loans has its own underwriting criteria and no assurance can be given that adjustments or calculations made by one originator would be made by other lenders. Each investor should review the assumptions discussed in this prospectus supplement and make its own determination of the appropriate assumptions to be used in determining underwritten net cash flow.

      In addition, net cash flow reflects calculations and assumptions used by the mortgage loan sellers and should not be used as a substitute for, and may vary (perhaps substantially) from, cash flow as determined in accordance with
GAAP as a measure of the results of a mortgaged real property's operation or for cash flow from operating activities determined in accordance with GAAP as a measure of liquidity.

      The debt service coverage ratios set forth in this prospectus supplement for the mortgage loans and the mortgaged properties vary, and may vary substantially, from the debt service coverage ratios for the mortgage loans and the mortgaged properties as calculated pursuant to the definition of such ratios as set forth in the related mortgage loan documents. See the footnotes to Annex
A-1 to this prospectus supplement. Also see "Glossary" for a discussion of the assumptions used in determining net cash flow. The underwriters express no opinion as to the accuracy of the determination of, or the appropriateness or reasonableness of the assumptions used in determining, net cash flow.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

      Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. For example, any vacant theater space would not easily be converted to other uses due to the unique construction requirements of theaters. Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See "--Retail Properties are
Subject to Unique Risks Which May Reduce Payments on Your Certificates,"
"--Industrial Facilities are Subject to Unique Risks Which May Reduce Payments
on Your Certificates," "--Self Storage Facilities are Subject to Unique Risks
Which May Reduce Payments on Your Certificates" and "--Manufactured Housing
Community Properties, Mobile Home Parks and Recreational Vehicle Parks are
Subject to Unique Risks Which May Reduce Payments on Your Certificates" above.

                                      S-67

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

      The issuing entity could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans. Any potential environmental liability could reduce or delay payments on the offered certificates.

      If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the issuing entity will be subject to certain risks including the following:

      o     a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

      o     the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

      o     liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

      o     the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

      A third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties for the mortgage loans. Generally, if any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, one of the actions identified in this prospectus supplement under "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" was taken. See "Description of the
Mortgage Pool--Assessments of Property Condition--Environmental Assessments" for
further information regarding these environmental site assessments and the resulting environmental reports, including information regarding the periods during which these environmental reports were prepared.

      In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents generally require, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program.

      We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

      With respect to the mortgage loan identified on Annex A-1 to this prospectus supplement as Georgia-Alabama Retail Portfolio, which is secured by sixty-two (62) gas station/convenience store properties, which represent security for approximately 1.6% of the initial mortgage pool balance and approximately 2.8% of the loan group 1 balance, although all of the mortgaged properties conform in all material respects to the 1988 Environmental Protection
Agency standards for the design, construction and operation of underground storage tanks that hold petroleum, thirteen (13) of the mortgaged properties have documented releases of petroleum or petroleum products which are the subject of ongoing investigations, remediation or post-remediation monitoring activities. Of these sites, (i) two (2) of the mortgaged properties have an investment grade responsible party, (ii) four (4) of the mortgaged properties have remediation activities which are being supervised by the state and the contractor bills the Georgia Underground Storage Tank ("GUST") trust fund directly for remediation costs, (iii) one (1) of the mortgaged properties has a non-investment grade responsible party (but is also being reimbursed by the GUST trust fund), (iv) one (1) of the mortgaged properties has either not yet commenced or has suspended remediation activities

                                      S-68

due to the responsible party being in bankruptcy, (v) three (3) of the mortgaged properties have completed remediation and a request for a no further action letter is pending and (vi) two (2) of the mortgaged properties have been designated or a contractor has requested that they be designated as monitoring-only. The environmental consultant estimated that the reasonably likely cost of investigation and remediation or monitoring of the sites over the next five years would be approximately $602,400. There can be no assurance that other properties in the portfolio will not have releases or that the 13 properties described above or other properties will not experience additional expenses related to environmental conditions that may arise at the related mortgaged property. At loan closing, the borrower obtained a five-year pollution legal liability ("PLL") policy from Zurich with a $5 million per claim and $10 million aggregate limit, with a self-insured retention of $1,100,000 for petroleum related releases and $500,000 for non-petroleum releases. At loan closing, Countrywide Commercial Real Estate Finance, Inc. reserved $224,090 for the payment of renewal premiums. The reserve funds may only be used to pay the renewal premium and are not collateral for the Georgia-Alabama Retail Portfolio
Loan in the event of a default. The reserve funds are to be returned to
Countrywide Commercial Real Estate Finance, Inc. (i) at the time the lender is given notice that the PLL policy will not be renewed or has been cancelled or
(ii) on the maturity date. The PLL policy covers (i) the costs of remediation and potential legal liability as a result of historical contamination and (ii)
costs for future releases in excess of coverage under a UST Policy (described below). In addition to the PLL policy, the borrower also obtained a tank policy
("UST Policy") that covers future petroleum releases from the underground storage tanks, including the petroleum related release deductible under the PLL policy, subject to a $5,000 deductible. The UST Policy renews annually and the related premium is included in the price paid for petroleum products to an affiliate of the borrower by the operator at each Georgia-Alabama Retail
Portfolio property.

      See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments." Also see "Risk Factors--Environmental
Liabilities Will Adversely Affect the Value and Operation of the Contaminated
Property and May Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying base prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

      Licensed engineers inspected all of the mortgaged real properties that secure the mortgage loans, in connection with the originating of such mortgage loans to assess--

      o     the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

      o     the general condition of the site, buildings and other improvements located at each property.

      The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. See "Description of the Mortgage
Pool--Assessments of Property Condition--Engineering Assessments" for
information regarding these engineering inspections and the resulting engineering reports, including the periods during which these engineering reports were prepared. Generally, with respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion.
See "Risk Factors--Risks Related to the Mortgage Loans--Reserves to Fund Capital
Expenditures May Be Insufficient and This May Adversely Affect Payments on Your
Certificates" in this prospectus supplement.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY  REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

      Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or

                                      S-69

liquidation sale. We cannot assure you that the information set forth in this prospectus supplement regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties. See "Description of the Mortgage Pool--Assessments of Property
Condition--Appraisals" in this prospectus supplement for a description of the appraisals that were performed with respect to the mortgaged real properties.
Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Property Inspections" and "--Engineering Assessments" in this prospectus supplement for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION AND MULTI-BORROWER
ARRANGEMENTS; MULTI-PROPERTY MORTGAGE LOANS

      The mortgage pool will include thirteen (13) mortgage loans, representing approximately 36.6% of the initial mortgage pool balance (eight (8) mortgage loans in loan group 1, representing approximately 18.9% of the initial loan group 1 balance, and five (5) mortgage loans in loan group 2, representing approximately 60.7% of the initial loan group 2 balance), that may involve multiple borrowers (or in some cases, a single borrower owning multiple properties) and are, in each case, individually or through
cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are
cross-collateralized. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in Annex A-1. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties or multiple properties within a single mortgaged real property is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, as described under
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliate
Borrowers" in this prospectus supplement, entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more specified conditions.

      Six (6) of the mortgage loans referred to in the preceding paragraph, representing approximately 28.3% of the initial mortgage pool balance (three (3)
mortgage loans, in loan group 1 representing approximately 6.7% of the initial loan group 1 balance and three (3) mortgage loan in loan group 2 representing approximately 57.7% of the initial loan group 2 balance), are secured by deeds of trust or mortgages, as applicable, on multiple properties or parcels that, through cross-collateralization arrangements or otherwise, secure the obligations of multiple borrowers. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case.
Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

      o     such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured;
            and

      o     the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness represented by the other cross-collateralized loans, receive "fair consideration"
            or "reasonably equivalent value" for pledging such mortgaged real property for the equal benefit of the other related borrowers.

                                      S-70

      We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" in this prospectus supplement and Annex A-1 to this prospectus supplement for more information regarding the cross-collateralized mortgage loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the assets of the issuing entity.

      Six (6) mortgage loans, representing approximately 33.4% of the initial mortgage pool balance and approximately 16.3% of the initial loan group 1 balance and approximately 56.6% of the initial loan group 2 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE BORROWER'S FORM OF ENTITY OR STRUCTURE MAY CAUSE SPECIAL RISKS AND/OR HINDER
RECOVERY

      The borrowers under forty (40) mortgage loans, representing in the aggregate approximately 3.5% of the initial mortgage pool balance (twenty-five
(25) mortgage loans in loan group 1, representing 4.2% of the initial loan group
1 balance, and fifteen (15) mortgage loans in loan group 2, representing 2.4% of the initial loan group 2 balance), are either individuals or are not structured to diminish the likelihood of their becoming bankrupt and some of the other borrowers so structured may not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities (including some that are currently structured to satisfy the characteristics of a special purpose entity) may have been in existence and conducting business prior to the origination of the related mortgage loan. For example, with respect to the mortgage loans identified on Annex A-1 to this prospectus supplement as Farallon
Portfolio, Peninsula Beverly Hills and SAC/U-Haul Self Storage Portfolio,
representing approximately 16.6% of the initial mortgage pool balance, 11.0% of the initial loan group 1 balance and 24.2% of the initial loan group 2 balance, the related borrower (or in some cases, certain of the related borrowers) are not newly formed special purpose entities. In addition, certain borrowers may own other property that is not part of the collateral for the mortgage loans and, even with respect to those currently structured to satisfy the characteristics of a special purpose entity, may not have always satisfied all the characteristics of special purpose entities. The related mortgage documents and/or organizational documents of certain borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents). These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

      Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

      o     operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

      o     individuals that have personal liabilities unrelated to the property.

      However, any borrower, even an entity structured to be bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

      With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions which typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity. For example, in many cases, the entity that is the related borrower does not have an independent director.

                                      S-71

      In certain jurisdictions, mortgage loans may be structured with a borrower
(obligated under the related note) that is different from the owner of the mortgaged property. In such cases, the related property owner, although not obligated under the note, will guaranty all amounts payable by the borrower under the related note and the guaranty will be secured by an indemnity deed of trust in favor of the lender executed by the property owner. With respect to certain references to the borrower in this prospectus supplement, such references may apply to the related property owner instead.

      Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage Loans--Bankruptcy
Laws" in the accompanying base prospectus.

RISKS RELATED TO REDEVELOPMENT AND RENOVATION AT THE MORTGAGED REAL PROPERTIES

      Certain of the mortgaged real properties are properties which are currently undergoing or are expected to undergo redevelopment or renovation in the future. There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the related mortgage loan, which could affect the ability of the related borrower to repay the related mortgage loan.

      In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

TENANCIES IN COMMON MAY HINDER RECOVERY

      Eighteen (18) of the mortgage loans, representing approximately 6.6% of the initial mortgage pool balance (fourteen (14) mortgage loans in loan group 1, representing approximately 7.2% of the initial loan group 1 balance, and four
(4) mortgage loans in loan group 2, representing approximately 5.8% of the initial loan group 2 balance), have borrowers that own the related mortgaged real properties as tenants-in-common. In addition, some of the mortgage loans may permit the related borrower to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, except as discussed in the paragraph below, each tenant-in-common borrower under the mortgage loan(s) referred to above has waived its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

      The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

      The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

                                      S-72

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

      Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

      Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the issuing entity may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicers' or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

      Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

      As a result of the foregoing, the special servicer's recovery on behalf of the issuing entity with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

LITIGATION OR OTHER LEGAL PROCEEDINGS MAY HAVE ADVERSE EFFECTS ON BORROWERS

      From time to time, there may be legal proceedings pending or threatened against the borrowers, sponsors, managers of the mortgaged real properties and their affiliates relating to the business of, or arising outside of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties and their affiliates, and certain of the borrowers, sponsors, managers of the mortgaged real properties and their affiliates are subject to legal proceedings relating to the business of, or arising outside of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties or their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we

                                      S-73

cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

PRIOR BANKRUPTCIES OR OTHER PROCEEDINGS MAY BE RELEVANT TO FUTURE PERFORMANCE

      Certain borrowers, principals of borrowers and affiliates thereof have been a party to bankruptcy proceedings, foreclosure proceedings or deed-in-lieu of foreclosure transactions, or other material proceedings, in the past.
Additionally, there can be no assurance that certain other borrowers, or any principals of borrowers or affiliates thereof, have not been a party to bankruptcy proceedings, foreclosure proceedings or deed-in-lieu of foreclosure transactions, or other material proceedings, in the past or that certain principals or their affiliates have not been equity owners in other mortgaged real properties that have been subject to foreclosure proceedings. In addition, there may be pending or threatened foreclosure proceedings or other material proceedings of the borrowers, the borrower principals and the managers of the mortgaged real properties or their affiliates securing the pooled mortgage loans and/or their respective affiliates.

      If a borrower or a principal of a borrower or affiliate has been a party to such a proceeding or transaction in the past, we cannot also assure you that the borrower or principal will not be more likely than other borrowers or principals to avail itself or cause a borrower to avail itself of its legal rights, under the Bankruptcy Code or otherwise, in the event of an action or threatened action by the mortgagee or its servicer to enforce the related mortgage loan documents, or otherwise conduct its operations in a manner that is in the best interests of the lender and/or the mortgaged real property. We cannot assure you that any foreclosure proceedings or other material proceedings will not have a material adverse effect on your investment.

      Certain of the mortgage loans detailed below have sponsors that have filed for bankruptcy protection in the last ten years. In each case, the related entity or person has emerged from bankruptcy. With respect to one mortgage loan
(identified as loan number 95 on Annex A-1 to this prospectus supplement), representing 0.2% of the initial mortgage pool balance and 0.4% of the initial loan group 1 balance, the related sponsor filed for bankruptcy protection in
1997 and emerged from bankruptcy protection in 1998.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

      The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

      o     responding to changes in the local market;

      o     planning and implementing the rental structure;

      o     operating the property and providing building services;

      o     managing operating expenses; and

      o     assuring that maintenance and capital improvements are carried out in a timely fashion.

      Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties

                                      S-74

for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

      Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a
"qualified mortgage" for a REMIC may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax. See
"Description of the Mortgage Pool--Assignment of the Mortgage Loans,"
"--Representations and Warranties" and "--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing
Documents--Representations and Warranties with Respect to Mortgage Assets" in the accompanying base prospectus.

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

      Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the issuing entity's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See
"--Risks Related to Geographic Concentration" "--Certain State-Specific
Considerations" in this prospectus supplement. See also "Legal Aspects of
Mortgage Loans--Foreclosure--One Action and Security First Rules" in the
accompanying base prospectus.

LIMITED INFORMATION CAUSES UNCERTAINTY

      Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

      The special servicer, on behalf of the issuing entity, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. The issuing entity will be able to perform construction work on a foreclosed real property only through an independent contractor (more than 90 days after acquisition), and then only if construction was at least 10% complete at the time default on the related mortgage loan became imminent. Any net income from the operation and management of any such property that is not qualifying
"rents from real property," within the meaning of section 856(d) of the Internal
Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the issuing entity to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels and other property types that rely on business rather than rental income. The pooling and servicing agreement permits the special servicer to cause the issuing entity to

                                      S-75

earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the issuing entity were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the issuing entity may in certain jurisdictions, particularly in
New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal
Income Tax Consequences" in this prospectus supplement and in the accompanying base prospectus.

      With respect to the mortgage loan identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, until such time as a certain debt service coverage ratio is satisfied, a pledge of equity in the owners of certain entities that own rental homes dispersed throughout the communities where the related mortgaged properties are located was granted by the owner of such entities (which pledgor is currently an affiliate of the related borrowers) as additional collateral for such loan. See Annex C, "Preliminary Structural and
Collateral Term Sheet--Farallon Portfolio" in this prospectus supplement. Such pledged equity interest may not qualify as an interest in real property or as personal property incidental to real property for purposes of the REMIC provisions. If any such pledged equity interest does not so qualify, the REMIC regulations will restrict the trust from taking title to any such pledged interest and, in such case, upon the occurrence of an event of default under the related mortgage loan, the trust may not be permitted to take title to such pledged interests, but rather will be required to exercise the legal remedies available to it under applicable law and the related loan documents to sell any such pledged equity interests and apply the proceeds toward the repayment of such mortgage loan. Depending on market conditions, the proceeds from the sale of any such pledged equity interest could be less than the proceeds that would be received if the special servicer would have foreclosed on such interest and sold them at a later date.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO PROPERTY MANAGERS, THE BORROWERS
AND THE MORTGAGE LOAN SELLERS

      Property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

      o     a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

      o     the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

      o     affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including competing properties.

      Conflicts of interest may arise between the trust fund, on the one hand, and the mortgage loan sellers and their affiliates that engage in the acquisition, development, operation, financing and disposition of real estate, on the other hand. Those conflicts may arise because a mortgage loan seller and its affiliates intend to continue to actively acquire, develop, lease, finance and dispose of real estate-related assets in the ordinary course of their businesses. During the course of their business activities, the respective mortgage loan sellers and their affiliates may acquire, sell or lease properties, or finance loans secured by properties (or by ownership interests in the related borrowers) which may include the mortgaged properties securing the pooled mortgage loans or properties that are in the same markets as those mortgaged real properties.

      Further, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and/or the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, or otherwise have business relationships with, affiliates of borrowers under the mortgage loans. For example, in the case of certain of the mortgage loans, the holder of related mezzanine debt secured by a principal's interest in the related borrower may be the related mortgage loan seller, which relationship could represent a conflict of interest.

                                      S-76

      In the circumstances described above, the interests of those mortgage loan sellers and their affiliates may differ from, and compete with, the interest of the trust fund. Decisions made with respect to those assets may adversely affect the amount and timing of distributions on the certificates.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

      All of the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is provided by allowing a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas and Louisiana and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

      Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

      After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, Congress enacted the Terrorism Risk
Insurance Act of 2002 (TRIA), which was amended and extended by the Terrorism
Risk Insurance Extension Act of 2005 (TRIA Extension Act), signed into law by
President Bush on December 22, 2005. The TRIA Extension Act requires that qualifying insurers offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses. The federal government covers 90% (85% for acts of terrorism occurring in 2007) of the losses from covered certified acts of terrorism on commercial risks in the United States only, in excess of a specified deductible amount calculated as a percentage of an affiliated insurance group's prior year premiums on commercial lines policies covering risks in the United States. This specified deductible amount is 17.5% of such premiums for losses occurring in 2006, and 20% of such premiums for losses occurring in 2007. Further, to trigger coverage under the TRIA Extension Act, the aggregate industry property and casualty insurance losses resulting from an act of terrorism must exceed $5 million prior to April 2006, $50 million from
April 2006 through December 2006, and $100 million for acts of terrorism occurring in 2007. The TRIA Extension Act now excludes coverage for commercial auto, burglary and theft, surety, professional liability and farm owners'
multiperil. The TRIA Extension Act will expire on December 31, 2007. The TRIA
Extension Act applies only to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the TRIA Extension Act. Moreover, the TRIA Extension Act's
deductible and co-payment provisions still leave insurers with high potential exposure for terrorism-related claims. Because nothing in the TRIA Extension Act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

      We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

      Each master servicer, with respect to each of the mortgage loans that it is servicing, including those of such mortgage loans that have become specially serviced mortgage loans, and the special servicer, with respect to mortgaged real properties acquired through foreclosure, which we refer to in this prospectus supplement as REO property, will be required to use reasonable efforts, consistent with the servicing standard under the pooling and servicing agreement, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which are to

                                      S-77

be obtained from an insurer meeting the requirements of the applicable loan documents. Notwithstanding the foregoing, the master servicers and the special servicer will not be required to maintain, and will not be required to cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar acts, if and only if the special servicer has determined in accordance with the servicing standard under the pooling and servicing agreement
(and other consultation with the controlling class representative) that either--

      o     such insurance is not available at commercially reasonable rates, and such hazards are not commonly insured against by prudent owners of properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

      o     such insurance is not available at any rate.

      If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The applicable master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

      If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts that was not previously maintained, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property. Further, If the federal insurance back-stop program referred to above is not extended or renewed, premiums for terrorism insurance coverage will likely increase and/or the terms of such insurance may be materially amended to enlarge stated exclusions or to otherwise effectively decrease the scope of coverage available (perhaps to the point where it is effectively not available). In addition, to the extent that any policies contain "sunset clauses" (i.e., clauses that void terrorism coverage if the federal insurance backstop program is not renewed), then such policies may cease to provide terrorism insurance coverage upon the expiration of the federal insurance backstop program.

      Most of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates, only in limited amounts, only for specified or commonly insured hazards (in comes cases, for similar properties in the region where the related mortgaged real property is located) and/or only with a deductible at a certain threshold. For example, with respect to one mortgage loan (loan number 4), representing approximately
3.3% of the initial mortgage pool balance and 5.7% of the initial loan group 1 balance, the related terrorism insurance premium cap is $325,000, and with respect to one mortgage loan (loan number 8), representing approximately 1.5% of the initial mortgage pool balance and 2.6% of the initial loan group 1 balance, the related terrorism insurance premium cap is $24,170 subject to annual consumer price index adjustment.

      With respect to twelve (12) mortgage loans (loan numbers 102, 165, 198,
199, 203, 209, 212, 213, 214, 215, 217 and 218), representing approximately 0.7%
of the initial mortgage pool balance, approximately 0.2% of the initial loan group 1 balance and approximately 1.5% of the initial loan group 2 balance, the borrower does not currently maintain insurance against terrorist acts. With respect to one (1) mortgage loan (loan number 2) representing approximately
10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance, the borrower is not required to maintain insurance against terrorist acts.

      Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this prospectus supplement.

      IN THE EVENT THAT ANY MORTGAGED REAL PROPERTY SECURING A MORTGAGE LOAN
SUSTAINS DAMAGE AS A RESULT OF AN UNINSURED ACT OR IF THE INSURANCE POLICIES
WITH RESPECT TO THAT MORTGAGED REAL PROPERTY DO NOT ADEQUATELY COVER THE DAMAGE
SUSTAINED, SUCH DAMAGED MORTGAGED REAL PROPERTY MAY NOT GENERATE ADEQUATE CASH
FLOW TO PAY, AND/OR PROVIDE ADEQUATE COLLATERAL TO SATISFY, ALL AMOUNTS OWING
UNDER SUCH MORTGAGE LOAN,

                                      S-78

WHICH COULD RESULT IN A DEFAULT ON THAT MORTGAGE LOAN AND, POTENTIALLY, LOSSES
ON SOME CLASSES OF THE CERTIFICATES.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS (MERS)

      The mortgages or assignments of mortgages for some of the mortgage loans have been or may be recorded in the name of MERS, solely as nominee for the related mortgage loan seller and its successor and assigns. Subsequent assignments of those mortgages are registered electronically through the MERS system. The recording of mortgages in the name of MERS is a new practice in the commercial mortgage lending industry. Public recording officers and others have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged real properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

      From time to time we use capitalized terms in this prospectus supplement.
Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

      This prospectus supplement and the accompanying base prospectus includes the words "expects," "intends," "anticipates," "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in consumer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
We discuss some of these risks and uncertainties under "Risk Factors" in this prospectus supplement and the accompanying base prospectus. The forward-looking statements made in this prospectus supplement are accurate as of the date stated
on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

      We intend to include the 218 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $2,435,364,704. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below. The mortgage loan identified on Annex
A-1 to this prospectus supplement as Farallon Portfolio consists of an A-note mortgage loan and a B-note mortgage loan. See "--The Farallon Portfolio Loan
Combination" below. In addition, the mortgage loan identified on Annex A-1 to this prospectus supplement as Georgia-Alabama Retail Portfolio consists of an
A-note mortgage loan and a B-note mortgage loan. See "--The Georgia-Alabama
Retail Portfolio Loan Combination" below.

      For purposes of making distributions with respect to the class A-1, A-2,
A-2FL, A-SB, A-3, A-3FL and A-1A certificates, as described under "Description of the Offered Certificates," the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 162 mortgage loans, representing approximately 57.6% of the initial mortgage pool balance that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 56 mortgage loans, representing approximately 42.4% of the initial mortgage pool balance, that are secured by multifamily and

                                      S-79

manufactured housing community properties. Annex A-1 to this prospectus supplement indicates the loan group designation for each mortgage loan.

      The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown on Annex A-1 to this prospectus supplement. The cut-off date principal balances of all the mortgage loans in the trust range from $494,011 to $335,000,000 and the average of those cut-off date principal balances is $11,171,398; the cut-off date principal balances of the mortgage loans in loan group 1 range from $898,482 to $99,900,000, and the average of those cut-off date principal balances is $8,651,812; and the cut-off date principal balances of the mortgage loans in loan group 2 range from
$494,011 to $335,000,000, and the average of those cut-off date principal balances is $18,460,200.

      When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust and do not, unless the context otherwise indicates, include the non-trust loans, which will not be included in the trust.

      Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

      You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

      We provide in this prospectus supplement a variety of information regarding the mortgage loans. When reviewing this information, please note that--

      o     all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

      o     all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

      o     all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the cut-off date principal balance for each of the mortgage loans on Annex A-1 to this prospectus supplement;

      o     if any mortgage loan does not have a fixed interest rate for the related loan term, then the interest rate used to calculate the weighted average mortgage interest rate is the initial interest rate for such loan as shown in this prospectus supplement;

      o     when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the subject mortgage loans;

                                      S-80

      o     when information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans;

      o     if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan and (iii)
            an allocated loan balance specified in the related loan documents;

      o     unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to any mortgage loan that is part of a Loan Combination includes the related A note non-trust loan and excludes the related B note non-trust loan;
            provided, that with respect to the Farallon Portfolio Trust Mortgage
            Loan and the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
            statistical information presented includes the related A note non-trust loan(s) and the related B-note non-trust loan(s);

      o     statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

      o     the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

      o     when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this prospectus supplement.

SOURCE OF THE MORTGAGE LOANS

      The mortgage loans that will constitute the primary assets of the trust fund will be acquired on the date of initial issuance of the certificates by us from the mortgage loan sellers, who acquired or originated the mortgage loans.

      Countrywide Commercial Real Estate Finance, Inc. originated or acquired
165 of the mortgage loans to be included in the trust fund, representing approximately 46.7% of the initial mortgage pool balance (comprised of 117 mortgage loans in loan group 1, representing approximately 56.3% of the initial loan group 1 balance, and 48 mortgage loans in loan group 2, representing approximately 33.7% of the initial loan group 2 balance).

      Merrill Lynch Mortgage Lending, Inc. originated or acquired 21 of the mortgage loans to be included in the trust fund, representing approximately
35.9% of the initial mortgage pool balance (comprised of 18 mortgage loans in loan group 1, representing approximately 19.0% of the initial loan group 1 balance, and 3 mortgage loans in loan group 2, representing approximately 58.8%
of the initial loan group 2 balance).

      KeyBank National Association originated or acquired 32 of the mortgage loans to be included in the trust fund, representing approximately 17.4% of the initial mortgage pool balance (comprised of 27 mortgage loans in loan group 1, representing approximately 24.7% of the initial loan group 1 balance, and 5 mortgage loans in loan group 2, representing approximately 7.5% of the initial loan group 2 balance).

CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE
LOANS, MULTI-BORROWER ARRANGEMENTS AND MORTGAGE LOANS WITH AFFILIATED BORROWERS

      The mortgage pool will include thirteen (13) mortgage loans, representing approximately 36.6% of the initial mortgage pool balance (eight (8) mortgage loans in loan group 1, representing approximately 18.9% of the

                                      S-81

initial loan group 1 balance and five (5) mortgage loans in loan group 2, representing approximately 60.7% of the initial loan group 2 balance), that may involve multiple borrowers (or in some cases, single borrowers owning multiple properties) and are, in each case, individually or through
cross-collateralization with other mortgage loans or multiple parcels within a single mortgaged real property, secured by two or more real properties or parcels and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are
cross-collateralized. These mortgage loans are identified in the tables contained in Annex A-1. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

      Ten (10) of the mortgage loans referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties or multiple parcels within a single mortgaged real property and/or a termination of any applicable cross-collateralization and cross-default provisions, subject, in each case, to the fulfillment of one or more of the following conditions--

      o     the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 110% to 125% (but could be as low as 100% in certain cases), of the portion of the total loan amount allocated to the property or properties to be released;

      o     the satisfaction of certain criteria set forth in the related loan documents;

      o     the satisfaction of certain leasing goals or other performance tests;

      o     the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as collateral;
            and/or

      o     receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

      For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this prospectus supplement.

      The table below shows each group of mortgaged real properties that:

      o     are owned by the same or affiliated borrowers; and

      o     secure in total two or more mortgage loans that are not
            cross-collateralized and that represent in the aggregate over 1.0%
            of the initial mortgage pool balance.

                                               NUMBER OF STATES
                                                  WHERE THE         AGGREGATE CUT-OFF     % OF INITIAL
                                                PROPERTIES ARE       DATE PRINCIPAL       MORTGAGE POOL
GROUP              PROPERTY NAMES                 LOCATED(1)             BALANCE             BALANCE
-----     --------------------------------     ----------------     -----------------     -------------

  2       Evergreen Pointe Apartments                 1               $   8,000,000           0.3%
  2       Park at Lakeside Apartments                                 $  23,500,000           1.0%
  2       Eagles Landing Apartments                                   $  11,000,000           0.5%
                                                                      -------------       -------------
          TOTAL                                                       $  42,500,000           1.7%
                                                                      =============       =============
  1       Hilltop Plaza                               2               $  24,600,000           1.0%
  1       Edgewater in Denver                                         $  17,600,000           0.7%
                                                                      -------------       -------------
          TOTAL                                                       $  42,200,000           1.7%
                                                                      =============       =============
  1       Celebration at Six Forks                    1               $  13,370,000           0.5%
  1       Raleigh Eastgate Shopping Center                            $   6,000,000           0.2%
  1       Alexander Village at Brier Creek                            $  13,150,000           0.5%
                                                                      -------------       -------------
          TOTAL                                                       $  32,520,000           1.3%
                                                                      =============       =============
  1       Corisa Square                               2               $  10,670,000           0.4%
  1       Sparks Mercantile                                           $  19,045,000           0.8%
                                                                      -------------       -------------
          TOTAL                                                       $  29,715,000           1.2%
                                                                      =============       =============
  1       The Lumberyard Shopping Center              1               $  21,500,000           0.9%
  1       221 North Brand Boulevard                                   $   4,750,000           0.2%
                                                                      -------------       -------------
          TOTAL                                                       $  26,250,000           1.1%
                                                                      =============       =============
  1       Southridge Plaza                            2               $  13,800,000           0.6%
  1       Mapleridge Shopping Center                                  $  12,100,000           0.5%
                                                                      -------------       -------------
          TOTAL                                                       $  25,900,000           1.1%
                                                                      =============       =============

_____________________

(1) Total represents number of states where properties within the subject group are located.

                                      S-82

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

      Due Dates. Thirty-three (33) of the mortgage loans, representing approximately 27.7% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the first day of each month. One hundred eighty-four (184) of the mortgage loans, representing approximately 71.5% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the eighth day of each month. One (1) of the mortgage loans, representing approximately 0.8% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the fifth day of each month.

      Mortgage Rates; Calculations of Interest. In general, except as specified in the next sentence and as described below under "--ARD Loans" and
"--Converting Loans," each of the mortgage loans included in the issuing entity bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity. One (1) mortgage loan (loan number 11), provides that the interest rate will vary throughout the mortgage loan term as follows: a fixed interest rate of 5.11% from April 30, 2007 through and including May 7, 2010 and a fixed interest rate of 5.77% from May 8, 2010 through and including the mortgage loan maturity date. For purposes of aggregating interest rates in the tables throughout, the 5.11% interest rate was used. With respect to debt service coverage calculations, 5.77% was used for the interest rate on this mortgage loan. However, as described below under "--ARD Loans", such mortgage loans have an anticipated repayment date that will accrue interest after that date at a rate that is in excess of its mortgage interest rate prior to that date, but the additional interest will not be payable until the entire principal balance of the subject mortgage loan has been paid in full.

      The mortgage interest rate for each of the mortgage loans is shown on
Annex A-1 to this prospectus supplement. The mortgage interest rates of the mortgage loans range from 5.1100% per annum to 6.8100% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.9865%
per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 5.2900% to 6.8100% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.9747% per annum. The mortgage interest rates of the mortgage loans in loan group 2 range from 5.1100%
to 6.5226% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 6.0026% per annum.

      Except in the case of mortgage loans with anticipated repayment dates, none of the mortgage loans provides for negative amortization or for the deferral of interest.

      Two hundred eighteen (218) of the mortgage loans, representing approximately 100% of the initial mortgage pool balance (162 mortgage loans in loan group 1, representing approximately 100% of the initial loan group 1 balance, and 56 mortgage loans in loan group 2, representing approximately 100%
of the initial loan group 2 balance), will accrue interest on an Actual/360
Basis.

      Amortizing Balloon Loans. Seventy-seven (77) of the mortgage loans, representing approximately 15.7% of the initial mortgage pool balance (fifty-six
(56) mortgage loans in loan group 1, representing approximately 17.9% of the initial loan group 1 balance, and twenty-one (21) mortgage loans in loan group
2, representing approximately 12.6% of the initial loan group 2 balance), are characterized by--

      o     an amortization schedule that is significantly longer than the actual term of the subject mortgage loan; and

      o     a substantial payment being due with respect to the subject mortgage loan on its stated maturity date.

                                      S-83

      These 77 mortgage loans do not include any of the subject mortgage loans described under "--Partial Interest-Only Balloon Loans" above and
"--Interest-Only Balloon and ARD Loans" below.

      Partial Interest-Only Balloon Loans or ARD Loans. Ninety (90) of the
mortgage loans, representing approximately 48.3% of the initial mortgage pool balance (seventy-three (73) mortgage loans in loan group 1, representing approximately 47.2% of the initial loan group 1 balance, and seventeen (17)
mortgage loans in loan group 2, representing approximately 49.7% of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated maturity, with a substantial payment of principal to be due on the maturity date.

      Interest-Only Balloon Loans. Thirty-nine (39) of the mortgage loans, representing approximately 31.2% of the initial mortgage pool balance
(twenty-four (24) mortgage loans in loan group 1, representing approximately
26.6% of the initial loan group 1 balance, and fifteen (15) mortgage loans in loan group 2, representing approximately 37.3% of the initial loan group 2 balance) require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

      Fully Amortizing Loans. Seven (7) of the mortgage loans, representing approximately 0.7% of the initial mortgage pool balance (four (4) mortgage loans in loan group 1, representing approximately 1.0% of the initial loan group 1 balance, and three (3) mortgage loans in loan group 2, representing approximately 0.3% of the initial loan group 2 balance), is characterized by--

      o     constant monthly debt service payments throughout the substantial term of the mortgage loan; and

      o     amortization schedules that are approximately equal to the actual terms of the mortgage loan.

      This fully amortizing loan has neither--

      o     an anticipated repayment date; nor

      o     the associated repayment incentives.

      ARD Loans. Five (5) of the mortgage loans, representing approximately 4.2%
of the initial mortgage pool balance and approximately 7.2% of the initial loan group 1 balance, are characterized by the following features:

      o     a maturity date that is more than 10 years following origination;

      o     the designation of an anticipated repayment date that is generally 5 to 10 years following origination; the anticipated repayment date for such mortgage loans are listed on Annex A-1 to this prospectus supplement;

      o     the ability of the related borrower to prepay the mortgage loan, without restriction, including without any obligation to pay a prepayment premium or a yield maintenance charge, at any time on or after a date that is generally one to six months prior to the related anticipated repayment date;

      o     until its anticipated repayment date, the calculation of interest at its initial mortgage interest rate;

      o     from and after its anticipated repayment date, the accrual of interest at a revised annual rate that will be in excess of its initial mortgage interest rate;

      o     the deferral of any additional interest accrued with respect to such mortgage loan from and after the related anticipated repayment date at the difference between its revised mortgage interest rate and its initial mortgage interest rate. This post-anticipated repayment date additional interest may, in some cases, compound at the new revised mortgage interest rate. Any post-anticipated repayment date additional interest accrued with respect to such mortgage loan following its

                                      S-84

            anticipated repayment date will not be payable until the entire principal balance of the mortgage loan has been paid in full; and

      o     from and after its anticipated repayment date, the accelerated amortization of such mortgage loan out of any and all monthly cash flow from the corresponding mortgaged real property which remains after payment of the applicable monthly debt service payments, permitted operating expenses, capital expenditures and/or funding of any required reserves. These accelerated amortization payments and the post-anticipated repayment date additional interest are considered separate from the monthly debt service payments due with respect to the mortgage loan.

      As discussed under "Ratings" in this prospectus supplement, the ratings on the respective classes of offered certificates do not represent any assessment of whether the mortgage loan having an anticipated repayment date will be paid in full by its anticipated repayment date or whether and to what extent post-anticipated repayment date additional interest will be received.

      In the case of the ARD Loans, the related borrower has agreed to enter into a cash management agreement prior to the related anticipated repayment date if it has not already done so. The related borrower or the manager of the corresponding mortgaged real property will be required under the terms of that cash management agreement to deposit or cause the deposit of all revenue from that property received after the related anticipated repayment date into a designated account controlled by the lender under such mortgage loan.

      Any amount received in respect of additional interest payable on the ARD
Loans will be distributed to the holders of the class Z certificates. Generally, additional interest will not be included in the calculation of the mortgage interest rate for a mortgage loan, and will only be paid after the outstanding principal balance of the mortgage loan together with all interest thereon at the mortgage interest rate has been paid. With respect to such mortgage loans, no prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the anticipated repayment date.

      Converting Loans. Four (4) of the mortgage loans, representing approximately 0.2% of the initial mortgage pool balance, approximately 0.1% of the initial loan group 1 balance and approximately 0.3% of the initial loan group 2 balance are fully amortizing loans, which have a fixed interest rate for the first 10 years of the related mortgage loan term, followed by an adjustable interest rate period. The loan documents provide that until the first adjustment period, the interest rate must be at least as high as the related fixed interest rate specified in this prospectus supplement but thereafter, the interest rate may adjust to a rate that is lower than the initial fixed interest rate, without any floor.

      Any additional interest (accruing at a rate in excess of the initial fixed interest rate) payable and received on the Converting Loan will be distributed to the holders of the class Y certificates. Generally, additional interest will not be included in the calculation of the mortgage interest rate for a mortgage loan, and will only be paid after the outstanding principal balance of the mortgage loan together with all interest thereon at the mortgage interest rate has been paid. No prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the related open prepayment period.

      Recasting of Amortization Schedules. Some of the mortgage loans will, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds, or in certain cases, upon a partial prepayment, to pay the related unpaid principal balance.

      Prepayment Provisions.

      Prepayment Lock-out, Defeasance, Prepayment Consideration and Open
Periods. All of the mortgage loans provide for one or more of the following:

      o     a prepayment lock-out period, during which the principal balance of a mortgage loan may not be voluntarily prepaid in whole or in part;

                                      S-85

      o     a defeasance period, during which voluntary principal prepayments are still prohibited, but the related borrower may obtain a release of the related mortgaged real property through defeasance;

      o     a prepayment consideration period, during which voluntary
            prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment; and

      o     an open period, during which voluntarily prepayments are permitted without payment of any prepayment consideration.

      Notwithstanding otherwise applicable lock-out periods, defeasance periods or prepayment consideration periods, certain prepayments of some of the underlying mortgage loans may occur under the circumstances described under
"--Other Prepayment Provisions; Mortgage Loans Which May Require Principal
Paydowns" below. The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this prospectus supplement.

      The table below shows, with respect to all of the mortgage loans, the prepayment provisions in effect as of the cut-off date.

                  PREPAYMENT PROVISIONS AS OF THE CUT-OFF DATE

                                     NUMBER OF LOANS
                             --------------------------------
                                                                                   % INITIAL     % INITIAL
                                                                   % INITIAL         LOAN          LOAN
                             MORTGAGE      LOAN        LOAN         MORTGAGE        GROUP 1       GROUP 2
 PREPAYMENT PROVISIONS         POOL       GROUP 1     GROUP 2     POOL BALANCE      BALANCE       BALANCE
------------------------    ----------   ---------   ---------   --------------   -----------    ----------

L, Def, O                      144          112         32            66.0%          64.2%         68.5%
YM1%, Def, O                     1            0          1            10.3%           0.0%         24.2%
L, Def or YM1%, O               31           24          7             6.9%          10.1%          2.5%
YM1%, Def or YM1%, O             4            3          1             4.8%           7.6%          1.1%
L, Def, Def or YM1%, O           3            3          0             4.0%           7.0%          0.0%
YM1%, O                         14            6          8             1.9%           2.3%          1.3%
L, Def or YM, O                  1            1          0             1.5%           2.6%          0.0%
L, Def, Def or Dec%, O           3            3          0             1.2%           2.0%          0.0%
L, YM1%, O                       3            3          0             0.8%           1.4%          0.0%
YM3%, Def, O                     1            1          0             0.5%           0.8%          0.0%
L, YM1%, Def or YM1%, O          3            2          1             0.4%           0.4%          0.5%
YM, O                            1            1          0             0.4%           0.7%          0.0%
YM5%, O                          2            1          1             0.4%           0.2%          0.6%
YM3%, YM2%, YM1%, O              1            0          1             0.4%           0.0%          0.9%
L, Def, Def or YM3%, Def
   or YM2%, Def or
   YM1%, O                       1            1          0             0.2%           0.4%          0.0%
L, Def or Dec%, O                1            1          0             0.2%           0.3%          0.0%
Dec%, O                          3            0          3             0.1%           0.0%          0.3%
L, Dec%, O                       1            0          1             0.0%           0.0%          0.1%
                            ----------   ---------   ---------   --------------   -----------    ----------
TOTAL                          218          162         56           100.0%         100.0%        100.0%

      For the purposes of the foregoing table, the letter designations under the heading "Prepayment Provisions" have the following meanings, as further described in the first paragraph of this "--Prepayments Provisions" section--

      o     "L" means a prepayment or defeasance lock-out period;

      o     "Def" means a defeasance period;

      o     "YM" means a prepayment consideration period during which the mortgage loan is prepayable together with payment of a yield maintenance charge;

                                      S-86

      o     "YM1%" a prepayment consideration period during which the mortgage loan is prepayable together with payment of the greater of (i) a yield maintenance charge and (ii) at least 1% of the prepaid amount;

      o     "YM3%" a prepayment consideration period during which the mortgage loan is prepayable together with payment of the greater of (i) a yield maintenance charge and (ii) at least 3% of the prepaid amount;

      o     "YM5%" a prepayment consideration period during which the mortgage loan is prepayable together with payment of the greater of (i) a yield maintenance charge and (ii) at least 5% of the prepaid amount;

      o     "Def or YM" means a period during which the borrower either (i) has the option to defease the mortgage loan or prepay the mortgage loan together with payment of a yield maintenance charge or (ii) is required to defease if the cost to defease the mortgage loan is less than the cost to prepay the mortgage loan with a yield maintenance charge;

      o     "Dec%" means a prepayment consideration period during which the mortgage loan is prepayable together with payment of a percentage of the prepaid amount that declines over time; and

      o     "O" means an open period.

      Set forth below is information regarding the remaining terms of the prepayment lock-out and prepayment lock-out/ defeasance periods, as applicable, for the 193 mortgage loans for which a prepayment lock-out period is currently in effect:

      o     the maximum remaining prepayment lock-out or prepayment
            lock-out/defeasance period as of the cut-off date is 119 months with respect to the entire mortgage pool, 119 months with respect to loan group 1 and 117 months with respect to loan group 2;

      o     the minimum remaining prepayment lock-out or prepayment
            lock-out/defeasance period as of the cut-off date is 21 months with respect to the entire mortgage pool, 21 months with respect to loan group 1 and 22 months with respect to loan group 2; and

      o     the weighted average remaining prepayment lock-out or prepayment lock-out/defeasance period as of the cut-off date is 92 months with respect to the entire mortgage pool, 93 months with respect to loan group 1 and 92 months with respect to loan group 2.

      The aggregate characteristics of the prepayment provisions of the mortgage loans will vary over time as:

      o     lock-out periods expire and mortgage loans enter periods during which prepayment consideration may be required in connection with principal prepayments and, thereafter, enter open prepayment periods; and

      o     mortgage loans are prepaid, repurchased, replaced or liquidated following a default or as a result of a delinquency.

      Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the certificateholders in the amounts and in accordance with the priorities described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. As a result, proceeds received in connection with the liquidation of any defaulted mortgage loan in the trust fund may be insufficient to pay any prepayment premium or yield maintenance charge due in connection with such involuntary prepayment. Neither we nor the underwriters make, and none of the

                                      S-87

mortgage loan sellers has made, any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk Factors--Yield Maintenance
Charges or Defeasance Provisions May Not Fully Protect Against Prepayment Risk"
in this prospectus supplement, "Risk Factors--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged As Being
Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects of
Mortgage Loans--Penalty Interest and Limitations on Prepayments" in the
accompanying base prospectus.

      Other Prepayment Provisions; Mortgage Loans Which May Require Principal
Paydowns. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration.

      Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

      Additionally, the exercise of a purchase option by a tenant or other person or entity with respect to all or a portion of a mortgaged real property may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

      Certain of the mortgage loans are secured by letters of credit or cash reserves that in each such case:

      o     will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

      o     if not so released, will (or, in some cases, at the discretion of the lender, may) prior to loan maturity (or earlier loan default or loan acceleration), be drawn on and/or applied to prepay the subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

      Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

      o     permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

      o     prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered Certificates;
and the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable," "--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal Aspects of
Mortgage Loans--Due on Sale and Due-on-Encumbrance Provisions" in the
accompanying base prospectus.

                                      S-88

      Many of the mortgage loans permit one or more of the following types of transfers:

      o     transfers of the corresponding mortgaged real property if specified conditions are satisfied, which conditions normally include one or both of the following--

            1.    confirmation by each applicable rating agency that the
                  transfer will not result in a qualification, downgrade or
                  withdrawal of any of its then-current ratings of the
                  certificates; or

            2.    the reasonable acceptability of the transferee to the lender;

      o     a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower or the sponsor;

      o     transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

      o     transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or other standards specified in the related loan documents;

      o     a transfer of non-controlling ownership interests in the related borrower;

      o     a transfer of a controlling ownership interest in the related borrower, subject to (i) receipt of written confirmation from the rating agencies that the proposed transfer would not result in a qualification, downgrade or withdrawal of any of the then current ratings of the offered certificates, (ii) lender consent or (iii)
            there being no change in the management of the mortgaged real property;

      o     involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

      o     issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

      o     a transfer of ownership interests for estate planning purposes;

      o     changes in ownership between existing partners and members of the related borrower;

      o     a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

      o     transfers of shares in a publicly held corporation or in connection with the initial public offering of a private company;

      o     with respect to tenant-in-common borrowers, transfers among and/or to additional tenant-in-common borrowers; or

      o     other transfers similar in nature to the foregoing.

      Defeasance Loans. One hundred fifty-two (152) of the mortgage loans, representing approximately 82.1% of the initial mortgage pool balance (one hundred nineteen (119) mortgage loans in loan group 1, representing approximately 74.2% of the initial loan group 1 balance, and thirty-three (33)
mortgage loans in loan group 2, representing approximately 92.7% of the initial loan group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S. government securities or other non-callable government securities within the meaning of Section 2(a)(16) of the
Investment Company Act of 1940 and that satisfy applicable

                                      S-89

U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are prohibited. See "--Prepayment
Provisions" in this prospectus supplement. Two (2) of these mortgage loans, representing 10.7% of the initial mortgage pool balance, 0.8% of the initial loan group 1 balance and 24.2% of the initial loan group 2 balance permit voluntary prepayments with the payment of prepayment consideration prior to the beginning of the defeasance period.

      Each of these mortgage loans permits the related borrower, during the applicable specified periods and subject to the applicable specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property.
In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

      o     will be made prior, but as closely as possible, to all successive due dates through and including the first day of the "open period"
            (the date on which that prepayment is permitted without the payment of any prepayment premium or yield maintenance charge), the maturity date or, if applicable, the related anticipated repayment date; and

      o     will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

      For purposes of determining the defeasance collateral for each of these mortgage loans that has an anticipated repayment date, that mortgage loan will be treated as if a balloon payment is due on its anticipated repayment date.

      If fewer than all of the real properties securing any particular mortgage loan or group of cross-collateralized mortgage loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on any one or more of: (i) the allocated loan amount for the property to be released, (ii) the portion of the monthly debt service payments attributable to the property to be released, (iii) an estimated or otherwise determined sales price of the property to be released or (iv) the achievement or maintenance of a specified debt service coverage ratio with respect to the real properties that are not being released. Twelve (12) mortgage loans, representing approximately 32.6% of the initial mortgage pool balance (eight (8) mortgage loans in loan group 1, representing approximately 12.6% of the initial loan group 1 balance, and four (4) mortgage loan in loan group 2, representing approximately 59.6% of the initial loan group 2 balance), permit the partial release of collateral in connection with partial defeasance.

      In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

      None of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates.

      See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this prospectus supplement.

Collateral Substitution and Partial Releases (Other Than In Connection With
Defeasance)

      In addition to the release of a mortgaged real property in connection with full or partial defeasance, certain of the loan documents provide for (i) the substitution of an individual mortgaged real property for another property, (ii)
the partial release of a portion of the mortgaged real property upon a partial prepayment in certain cases, with yield maintenance or other prepayment consideration or (iii) the free release of a portion of the mortgaged real property, which portion is undeveloped, non-income producing or an out-parcel, and/or which portion was not material in the underwriting of the mortgage loan
(even if it was included in the appraised value of the mortgaged real property).
In addition, certain loan documents permit the addition of property.

                                      S-90

      In the case of one (1) mortgage loan (loan number 2), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance, the related borrowers may from time to time substitute individual mortgaged real properties with other real properties subject to the satisfaction of certain conditions, including:

      o     the market value of the substitute property is equal to or exceeds the greater of (i) the initial appraised value of the release property and (ii) the then-current market value of the release property (which may be based on the initial appraisal during the first two years and thereafter an appraisal dated no more than 90 days prior to the substitution);

      o     after giving effect to the substitution, the aggregate debt service coverage ratio equals or exceeds the greater of (i) 1.23x and (ii)
            the lesser of (A) the debt service coverage ratio immediately prior to the substitution and (B) 1.43x; and

      o     the borrower may only substitute replacement properties for any related mortgaged property (or properties) the aggregate initial loan amount(s) allocated to each individual mortgaged property of which individually, or in the aggregate, do not exceed twenty percent (20%) of the principal amount of the loan on the closing date.

      In the case of one (1) mortgage loan (loan number 5), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as U-Haul Portfolio, representing approximately 3.1% of the initial mortgage pool balance and approximately 5.3% of the initial loan group 1 balance, the related borrower may substitute individual mortgaged real properties with other real properties subject to the satisfaction of certain conditions, including:

      o     the related borrower may obtain a release of the lien of certain individual U-Haul Portfolio properties up to one (1) time during the term of the loan by substituting therefor another property of like use, kind and quality acquired by the related borrower or its affiliate;

      o     any such released properties in the aggregate during the term of the loan, comprise no greater than thirty percent (30%) of the original principal balance of the loan;

      o     the pro-forma aggregate debt service coverage ratio for the U-Haul
            Portfolio loan immediately after such property substitution shall be greater than the greater of (a) the aggregate debt service coverage ratio immediately prior to such property substitution and (b) 1.35x;

      o     the debt service coverage ratio for the 12 months immediately prior to the substitution with respect to the substitute property shall be equal or greater than the debt service coverage ratio for the 12 calendar months immediately preceding the closing date with respect to the release property; and

      o     lender shall have received a current appraisal of the substitute property prepared within one hundred eighty (180) days prior to the release and substitution (a) showing an appraised value equal to or greater than the appraised value of the substitution release property as of the closing date, and (b) which supports an aggregate loan-to-value ratio with respect to the cross-collateralized properties remaining subject to the lien of the cross-collateralized mortgages after the substitution not greater than the lesser of (A)
            71% and (B) the aggregate loan-to-value ratio with respect to the cross-collateralized properties remaining subject to the lien of the cross-collateralized mortgages immediately prior to the date of the proposed substitution.

                                      S-91

      In the case of one (1) mortgage loan, (loan number 7), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Georgia-Alabama Retail Portfolio, representing approximately 1.6% of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance, commencing twelve months from the loan origination date the related borrower may from time to time substitute individual mortgaged real properties with other real properties subject to the satisfaction of certain conditions, including:

      o     the market value of the substitute property is equal to or exceeds the greater of (i) the initial appraised value of the release property and (ii) the then-current market value of the release property;

      o     after giving effect to the substitution, the debt service coverage ratio of the mortgage loan is at least equal to the greater of (i)
            the debt service coverage ratio as of loan origination and (ii) the debt service coverage ratio immediately preceding the substitution;

      o     no individual property may be replaced with more than one qualified substitute property; and

      o     no more than an aggregate of seven property substitutions may occur during the loan term.

      In the case of one (1) mortgage loan (loan number 38), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
HCP Tranche II, representing approximately 0.6% of the initial mortgage pool balance and approximately 1.1% of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the related mortgaged real property with another parcel of real property subject to the satisfaction of certain conditions, specifically:

      o     after giving effect to the substitution, the loan-to-value ratio is no greater than 100%;

      o     after giving effect to the substitution, the aggregate debt service coverage ratio is no less than the greater of (i) 1.52x and (ii) the debt service coverage ratio immediately prior to the substitution;
            and

      o     the aggregate amount of rent payable under leases at all properties for traditional medical office use is not less than 50% of all rents payable under all leases at individual properties.

      In the case of one (1) mortgage loan (loan number 53), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Mody Portfolio-Arlington, representing approximately 0.5% of the initial mortgage pool balance and approximately 0.8% of the initial loan group 1 balance, if the prior owner of such property exercises a purchase option during the defeasance lockout period, the borrower is permitted to obtain a partial release of such property upon payment of a release price equal to 120% of the allocated loan amount and a yield maintenance fee.

      In addition to the foregoing discussion, some of the mortgage loans that we intend to include in the trust fund may permit, in some cases, upon the satisfaction of certain loan-to-value, debt service coverage ratio, leasing and other conditions, the release of one or more undeveloped or non-income producing parcels or outparcels that, in each such case do not represent a significant portion of the appraised value of the related mortgaged real property or were not taken into account in underwriting the subject mortgage loan.

MORTGAGE POOL CHARACTERISTICS

      General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, B and C to this prospectus supplement. Some of the terms that appear in those exhibits, as well as elsewhere in this prospectus supplement, are defined or otherwise discussed in the glossary to this prospectus supplement. The statistics in the tables and schedules on Annexes A-1, A-2, B and C to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

                                      S-92

SIGNIFICANT MORTGAGE LOANS

      The following table shows certain characteristics of the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.

                                                                                   % OF
                               NUMBER                                   % OF     INITIAL
                                 OF                                   INITIAL      LOAN
                              MORTGAGE                       % OF       LOAN      GROUP
                               LOANS/                      INITIAL    GROUP 1       2
                  MORTGAGE   MORTGAGED     CUT-OFF DATE    MORTGAGE   MORTGAGE   MORTGAGE
                    LOAN        REAL        PRINCIPAL        POOL       POOL       POOL       PROPERTY
   LOAN NAME       SELLER    PROPERTIES      BALANCE       BALANCE    BALANCE    BALANCE        TYPE
---------------   --------   ----------   --------------   --------   --------   --------   ------------

   Empirian
Portfolio Pool
      Two           MLML        1/73      $  335,000,000    13.8%       0.0%      32.4%     Multifamily
   Farallon                                                                                 Manufactured
 Portfolio(3)       MLML       1/274      $  250,000,000    10.3%       0.0%      24.2%       Housing
Executive Hills
   Portfolio      KeyBank       1/9       $   99,900,000     4.1%       7.1%       0.0%        Office
   Peninsula
 Beverly Hills      CRF         1/1       $   79,300,000     3.3%       5.7%       0.0%     Hospitality
U-Haul SAC 12 &
      13            MLML        1/17      $   74,934,080     3.1%       5.3%       0.0%     Self Storage
   Towers at
University Town
    Center        KeyBank       1/1       $   56,835,903     2.3%       0.0%       5.5%     Multifamily
Georgia-Alabama
    Retail
 Portfolio(4)       CRF         1/62      $   39,926,997     1.6%       2.8%       0.0%        Retail
    Douglas
   Corporate
 Center I & II    KeyBank       1/1       $   36,000,000     1.5%       2.6%       0.0%        Office
Gray Apartment
   Portfolio        CRF         2/2       $   31,500,000     1.3%       0.0%       3.0%     Multifamily
 Haverly Park
  Apartments        CRF         1/1       $   30,000,000     1.2%       0.0%       2.9%     Multifamily
                             ----------   --------------   --------   --------   --------
TOTAL/WEIGHTED
    AVERAGE                    11/441     $1,033,396,980    42.4%      23.5%      68.0%

                                CUT-OFF
                                  DATE
                               PRINCIPAL               CUT-OFF
                   PROPERTY     BALANCE                  DATE
                     SIZE         PER                    LTV
   LOAN NAME      SF/UNIT(1)    SF/UNIT     DSCR(2)    RATIO(2)
---------------   ----------   ----------   -------   ---------

   Empirian
Portfolio Pool
      Two             6,892       $48,607     1.18x     78.9%
   Farallon
 Portfolio(3)        57,165       $27,561     1.50x     79.7%
Executive Hills
   Portfolio        951,754          $105     1.43x     71.4%
   Peninsula
 Beverly Hills          194      $408,763     2.54x     35.8%
U-Haul SAC 12 &
      13            711,292          $105     1.48x     66.9%
   Towers at
University Town
    Center              910       $62,457     1.17x     71.9%
Georgia-Alabama
    Retail
 Portfolio(4)       239,753          $333     1.24x     79.3%
    Douglas
   Corporate
 Center I & II      213,379          $169     1.38x     53.1%
Gray Apartment
   Portfolio            789       $39,924     1.26x     75.0%
 Haverly Park
  Apartments            636       $47,170     1.14x     70.6%
                                            -------   ---------
TOTAL/WEIGHTED
    AVERAGE                                   1.42X     72.6%

_____________________

(1)   Property size is indicated in rooms (for hospitality properties), in units
      (for multifamily properties), pads (for manufactured housing properties), beds (for student housing properties) and square feet for all other property types.

(2)   Except with respect to the Farallon Portfolio and the Georgia-Alabama
      Retail Portfolio, DSCR and LTV for any mortgage loan that is part of a loan combination is calculated without regard to a related B-note, if applicable. For calculations that include a related B-note, see "The Loan
      Combinations" below.

(3)   The Farallon Portfolio trust mortgage loan consists of ten (10) promissory notes, five (5) of which are A-notes in the aggregate original principal amount of $116,225,000 and five (5) of which are B-notes in the aggregate original principal amount of $133,775,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related trust mortgage loans and the related non-trust mortgage loans
      (including the related subordinate B-note non-trust loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans).
      The DSCR calculations include cash flow from the Farallon Rental Housing
      Portfolio (as defined in Annex C, "Preliminary Structural and Collateral
      Term Sheet--The Farallon Portfolio"). The DSCR excluding cash flow from the Farallon Rental Housing Portfolio is 1.27x.

(4)   The Georgia-Alabama Retail Portfolio trust mortgage loan consists of two promissory notes, one of which is an A-note with an original principal balance of $33,000,000 and one of which is a B-note with an original principal balance of $7,000,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related loan combination and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related loan combination.

      See Annex C to this prospectus supplement for descriptions of the ten largest mortgage loans or groups of cross-collateralized mortgage loans.

                                      S-93

THE LOAN COMBINATIONS

      General. The mortgage pool will include five (5) mortgage loans that are each part of a separate Loan Combination. Each of those Loan Combinations consists of the particular mortgage loan (or, in the case of the Farallon
Portfolio Loan Combination and the Georgia-Alabama Retail Portfolio Loan
Combination, mortgage loans) that we intend to include in the trust and one or more other mortgage loans that we will not include in the trust. Each mortgage loan comprising a particular Loan Combination is evidenced by a separate promissory note or promissory notes. The aggregate debt represented by the entire Loan Combination, however, is secured by the same mortgage(s) or deed(s)
of trust on the related mortgaged real property or properties. The mortgage loans that are part of a particular Loan Combination are obligations of the same borrower and are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a Loan Combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is effected either through one or more co-lender agreements or other intercreditor arrangements to which the respective holders of the subject promissory notes are parties or may be reflected by virtue of relevant provisions contained in the subject promissory notes and a common loan agreement. Such co-lender agreements or other intercreditor arrangements will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a Loan Combination.

                                      S-94

      The table below identifies each mortgage loan that is part of a Loan
Combination.

                                                                                     U/W DSCR (NCF) AND CUT-OFF DATE
                    MORTGAGE LOANS THAT ARE                            RELATED        LOAN-TO-VALUE RATIO OF ENTIRE
                   PART OF A LOAN COMBINATION                      NON-TRUST LOANS          LOAN COMBINATION
---------------------------------------------------------------   ----------------   ---------------------------------
    TRUST MORTGAGE LOAN (AS        CUT-OFF DATE    % OF INITIAL                                         CUT-OFF DATE
IDENTIFIED ON ANNEX A-1 TO THIS      PRINCIPAL       MORTGAGE         ORIGINAL                          LOAN-TO-VALUE
     PROSPECTUS SUPPLEMENT)           BALANCE      POOL BALANCE   PRINCIPAL BALANCE     U/W NCF DSCR        RATIO
-------------------------------    -------------   ------------   -----------------     ------------    -------------

Farallon Portfolio(1)              $250,000,000        10.3%        $1,325,500,000(1)      1.50x            79.7%
Executive Hills Portfolio          $ 99,900,000         4.1%        $   11,100,000         1.24x            79.3%
Peninsula Beverly Hills            $ 79,300,000         3.3%        $   60,700,000         1.40x            63.2%
Georgia-Alabama Retail             $ 39,926,997         1.6%        $   40,000,000(2)      1.24x            79.3%
   Portfolio
Timbercreek Apartments             $  5,317,000         0.2%        $      331,300         1.08x            84.9%

_________________

(1)   The original principal balance of the related non-trust loans for the
      Farallon Portfolio consists of $883,775,000 in the aggregate of A-notes and $441,725,000 in the aggregate of B-notes. The Farallon Portfolio trust mortgage loan consists of ten (10) promissory notes, five (5) of which are
      A-notes in the aggregate original principal amount of $116,225,000 and five (5) of which are B-notes in the aggregate original principal amount of $133,775,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans). The U/W NCF DSCR calculations include cash flow from the Farallon Rental Housing Portfolio
      (as defined in Annex C, "Preliminary Structural and Collateral Term
      Sheet--The Farallon Portfolio"). The U/W NCF DSCR excluding cash flow from the Farallon Rental Housing Portfolio is 1.27x.

(2)   The original principal balance of the related non-trust loans for the
      Georgia-Alabama Retail Portfolio consists of a $33,000,000 A-note and a
      $7,000,000 B-note.

      The Farallon Portfolio Loan Combination

      General. The Farallon Portfolio Trust Mortgage Loan, which has a cut-off date principal balance of $250,000,000, representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group
2 balance, is part of the Loan Combination that we refer to as the Farallon
Portfolio Loan Combination, which consists of (i) the Farallon Portfolio Trust
Mortgage Loan (which is comprised of the Farallon Portfolio A-Note Trust
Mortgage Loans and the Farallon Portfolio B-Note Trust Mortgage Loans) and (ii)
the Farallon Portfolio Non-Trust Mortgage Loan which has an aggregate original principal balance of $1,325,500,000 and is evidenced by 35 other notes, all as detailed on Table A below. The 35 other notes will not be included in the issuing entity. The Farallon Portfolio Non-Trust Mortgage Loans are secured by the same mortgage instrument encumbering the subject mortgaged real property and will be serviced under the series 2007-8 pooling and servicing agreement. The
Farallon Portfolio A-Note Trust Mortgage Loans and the Farallon Portfolio A-Note
Non-Trust Mortgage Loans are collectively referred to herein as the "Farallon
Portfolio Senior Loans." The Farallon Portfolio B-Note Trust Mortgage Loans and
the Farallon Portfolio B-Note Non-Trust Mortgage Loans are collectively referred to herein as the "Farallon Portfolio Junior Loans." The relative rights of the holders of the notes comprising the Farallon Portfolio Loan Combination are governed by the Farallon Portfolio Intercreditor Agreement.

                                      S-95

      Priority of Payments. Pursuant to the Farallon Portfolio Intercreditor
Agreement, if no monetary event of default or non-monetary event of default which caused a Servicing Transfer Event to occur with respect to the Farallon
Portfolio Trust Mortgage Loan has occurred and is continuing, all amounts that any Farallon Portfolio Borrower tenders or that are otherwise available to pay the Farallon Portfolio Loan Combination, whether received in the form of a monthly payment, a balloon payment, liquidation proceeds, proceeds under any insurance policy or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than (x) proceeds, awards or settlements to be applied to the restoration or repair of the Farallon
Portfolio Mortgaged Property or released to any Farallon Portfolio Borrower in accordance with the Servicing Standard or the Farallon Portfolio loan documents, and (y) all amounts for required reserves or escrows required by the Farallon
Portfolio loan documents to be held as reserves or escrows) shall be distributed generally in the following manner, to the extent of available funds:

      o     first, to the servicers and trustee under the series 2007-8 pooling and servicing agreement, as applicable, all amounts then due and payable to such parties pursuant to and in accordance with the
            2007-8 pooling and servicing agreement with respect to the Farallon
            Portfolio Loan Combination;

      o     second, to each holder of a Farallon Portfolio Senior Loan on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to the accrued and unpaid interest
            (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon Portfolio
            Senior Loan outstanding principal balances at (x) with respect to the Farallon Portfolio Trust Mortgage Loan, the applicable interest rate for such loan minus the master servicing fee rate and trustee fee rate, and (y) with respect to each Farallon Portfolio A-Note
            Non-Trust Mortgage Loan, the applicable interest rate for the related note minus the master servicing fee rate;

      o     third, to each holder of a Farallon Portfolio Senior Loan, an amount equal to the applicable amount of note-specific principal payments paid by the Farallon Portfolio Borrower or other obligated entity with respect to each related note (such amount with respect to each such note, a "Note A Principal Entitlement", and such amounts with respect to such notes, collectively, the "Aggregate Note A Principal
            Entitlement"), to be applied in reduction of the principal balance of each such note, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note A Principal
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note A Principal Entitlement relative to the Aggregate Note A Principal Entitlement);

      o     fourth, to each holder of a Farallon Portfolio Senior Loan, on a pari passu and pro rata basis, an amount equal to its pro rata portion of all non-note-specific principal payments received on the
            Farallon Portfolio Loan Combination (calculated based on the respective principal balances of such notes relative to the outstanding principal balance of the Farallon Portfolio Loan
            Combination), to be applied in reduction of the principal balance of each such note;

      o     fifth, to each holder of a Farallon Portfolio Junior Loan, on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to the accrued and unpaid interest
            (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon Portfolio
            Junior Loan outstanding principal balance at (x) with respect to the
            Farallon Portfolio B-Note Trust Mortgage Loan, the applicable interest rate for such loan minus the master servicing fee rate and the trustee fee rate; and (y) with respect to each Farallon
            Portfolio B-Note Non-Trust Mortgage Loan, the applicable interest rate for the related note minus the master servicing fee rate;

      o     sixth, to each holder of a Farallon Portfolio Junior Loan, an amount equal to the applicable amount of note-specific principal payments paid by the Farallon Portfolio Borrower or other obligated entity with respect to each related note (such amount with respect to each such note, a "Note B

                                      S-96

            Principal Entitlement", and such amounts with respect to such notes, collectively, the "Aggregate Note B Principal Entitlement"), to be
            applied in reduction of the principal balance of each such note, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note B Principal Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective
            Note B Principal Entitlement relative to the Aggregate Note B
            Principal Entitlement);

      o     seventh, to each holder of a Farallon Portfolio Junior Loan, on a pari passu and pro rata basis, an amount equal to its pro rata portion of all non-note-specific principal payments received on the
            Farallon Portfolio Loan Combination (calculated based on the respective principal balances of such notes relative to the outstanding principal balance of the Farallon Portfolio Loan
            Combination), to be applied in reduction the principal balance of each such note;

      o     eighth, to each holder of the Farallon Portfolio Senior Loan, an amount equal to the applicable amount of Prepayment Premium actually paid by the Farallon Portfolio Borrower or other obligated entity with respect to each such note (such amount with respect to each related note, a "Note A Prepayment Premium Entitlement", and such amounts with respect to such notes, collectively, the "Aggregate
            Note A Prepayment Premium Entitlement"), provided that if the amount distributable pursuant to this clause is less than the Aggregate
            Note A Prepayment Premium Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis
            (calculated based on each such note's respective Note A Prepayment
            Premium Entitlement relative to the Aggregate Note A Prepayment
            Premium Entitlement), and provided further that such applicable amount of Prepayment Premium shall be determined (i) if such
            Prepayment Premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the Prepayment Premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the Prepayment Premium for such note based on the formula provided in the Farallon
            Portfolio loan documents but calculated based on the applicable interest rate for each such Farallon Portfolio Senior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     ninth, to each holder of a Farallon Portfolio Junior Loan, an amount equal to the applicable amount of Prepayment Premium actually paid by the Farallon Portfolio Borrower or other obligated entity with respect to each related note (such amount with respect to each such note, a "Note B Prepayment Premium Entitlement", and such amounts with respect to such notes, collectively, the "Aggregate Note B
            Prepayment Premium Entitlement"), provided that if the amount distributable pursuant to this clause is less than the Aggregate
            Note B Prepayment Premium Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis
            (calculated based on each such note's respective Note B Prepayment
            Premium Entitlement relative to the Aggregate Note B Prepayment
            Premium Entitlement), and provided further that such applicable amount of Prepayment Premium shall be determined (i) if such
            Prepayment Premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the Prepayment Premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the Prepayment Premium for such note based on the formula provided in the Farallon
            Portfolio loan documents but calculated based on the applicable interest rate for each Farallon Portfolio Junior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     tenth, to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan, in an amount equal to any and all other fees (including, without limitation, any late charges) payable by any Farallon Portfolio Borrower pursuant to the terms of the Farallon Portfolio loan documents, in accordance with their respective outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan
            Combination, to the extent actually paid and not payable pursuant to the series 2007-8 pooling and servicing agreement (x) to cover interest on Advances, (y) to offset Additional Trust Fund Expenses relating in any

                                      S-97

            way to the Farallon Portfolio Loan Combination or (z) to any
            servicer or trustee under the pooling and servicing agreement;

      o     eleventh, to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan, in an amount equal to any default interest in excess of the interest paid in accordance with clauses second or fifth above, in accordance with their respective outstanding principal balances relative to the
            outstanding principal balance of the Farallon Portfolio Loan
            Combination, to the extent actually paid and not payable pursuant to the series 2007-8 pooling and servicing agreement (x) to cover interest on Advances, (y) to offset Additional Trust Fund Expenses relating in any way to the Farallon Portfolio Loan Combination or
            (z) to any servicer or trustee under the pooling and servicing agreement; and

      o     twelfth, if any excess amount is paid by any Farallon Portfolio
            Borrower or otherwise and is not required to be returned to any
            Farallon Portfolio Borrower or to a party other than a note holder under the Farallon Portfolio loan documents, and not otherwise applied in accordance with the foregoing clauses, such amount shall be paid to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan pro rata in accordance with their original principal balances (but calculated as if each note that was paid in full in connection with a prior application on a prior distribution date, had an original principal balance equal to zero).

      Pursuant to the Farallon Portfolio Intercreditor Agreement, if a monetary event of default or non-monetary event of default which caused a Servicing
Transfer Event to occur with respect to the Farallon Portfolio Trust Mortgage
Loan has occurred and is continuing, all amounts that any Farallon Portfolio
Borrower tenders or that are otherwise available to pay the Farallon Portfolio
Loan Combination, whether received in the form of a monthly payment, a balloon payment, liquidation proceeds, proceeds under any insurance policy or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than (x) proceeds, awards or settlements to be applied to the restoration or repair of the Farallon Portfolio Mortgaged
Property or released to any Farallon Portfolio Borrower in accordance with the
Servicing Standard or the Farallon Portfolio loan documents and (y) all amounts for required reserves or escrows required by the Farallon Portfolio loan documents to be held as reserves or escrows) shall be distributed generally in the following manner, to the extent of available funds:

      o     first, to the servicers and the trustee under the series 2007-8 pooling and servicing agreement, as applicable, all amounts then due and payable to such parties pursuant to and in accordance with the series 2007-8 pooling and servicing agreement with respect to the
            Farallon Portfolio Loan Combination;

      o     second, to each holder of a Farallon Portfolio Senior Loan on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to the accrued and unpaid interest
            (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon Portfolio
            Senior Loan outstanding principal balances at (x) with respect to the Farallon Portfolio Trust Mortgage Loan, the applicable interest rate for such loan minus the master servicing fee rate and trustee fee rate, and (y) with respect to each Farallon Portfolio A-Note
            Non-Trust Mortgage Loan, the applicable interest rate for the related note minus the master servicing fee rate;

      o     third, to each holder of the Farallon Portfolio Senior Loan, on a pari passu and pro rata basis, an amount equal to all principal payments received on the Farallon Portfolio Loan Combination
            (calculated based on their outstanding principal balances relative to the outstanding aggregate principal balance of the Farallon
            Portfolio Senior Loan), until the principal balance of each such
            Farallon Portfolio Senior Loan has been reduced to zero;

      o     fourth, to each holder of a Farallon Portfolio Junior Loan, on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to

                                      S-98

            the accrued and unpaid interest (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon Portfolio Junior Loan outstanding principal balance at (y) with respect to the Farallon Portfolio B-Note Trust
            Mortgage Loan, the applicable interest rate for such loan minus the master servicing fee rate and the trustee fee rate; and (z) with respect to each Farallon Portfolio B-Note Non-Trust Mortgage Loan, the applicable interest rate for the related note minus the master servicing fee rate;

      o     fifth, to each holder of a Farallon Portfolio Junior Loan, in an aggregate amount equal to the aggregate outstanding principal balance of the Farallon Portfolio Junior Loan, on a pari passu and pro rata basis (calculated based on their respective outstanding principal balances relative to the aggregate outstanding principal balance of the Farallon Portfolio Junior Loan), to be applied in reduction of the outstanding principal balance of the Farallon
            Portfolio Junior Loan, until such amount has been reduced to zero;

      o     sixth, to each holder of the Farallon Portfolio Senior Loan, an amount equal to its applicable Note A Prepayment Premium
            Entitlement, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note A Prepayment Premium
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note A Prepayment Premium Entitlement relative to the Aggregate Note A Prepayment Premium Entitlement),
            and provided further that such applicable amount of Prepayment
            Premium shall be determined (i) if such Prepayment Premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the Prepayment Premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the Prepayment Premium for such note based on the formula provided in the Farallon Portfolio loan documents but calculated based on the applicable interest rate for each Farallon Portfolio
            Senior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     seventh, to each holder of a Farallon Portfolio Junior Loan, an amount equal to its applicable Note B Prepayment Premium
            Entitlement, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note B Prepayment Premium
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note B Prepayment Premium Entitlement relative to the Aggregate Note B Prepayment Premium Entitlement),
            and provided further that such applicable amount of Prepayment
            Premium shall be determined (i) if such Prepayment Premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the Prepayment Premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the Prepayment Premium for such note based on the formula provided in the Farallon Portfolio loan documents but calculated based on the applicable interest rate for each Farallon Portfolio
            Junior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     eighth, to each holder of the Farallon Portfolio Senior Loan on a pari passu and pro rata basis, in an amount equal to any and all other fees (including, without limitation, any late charges) payable by any Farallon Portfolio Borrower pursuant to the terms of the
            Farallon Portfolio loan documents, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the series 2007-8 pooling and servicing agreement (x) to cover interest on Advances, (y) to offset
            Additional Trust Fund Expenses relating in any way to the Farallon
            Portfolio Loan Combination or (z) to any servicer or trustee under the series 2007-8 pooling and servicing agreement;

      o     ninth, to each holder of the Farallon Portfolio Senior Loan on a pari passu and pro rata basis, in an amount equal to any default interest in excess of the interest paid in accordance with clauses second and fourth above, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon

                                      S-99

            Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the series 2007-8 pooling and servicing agreement (x) to cover interest on Advances, (y) to offset
            Additional Trust Fund Expenses relating in any way to the Farallon
            Portfolio Loan Combination or (z) to any servicer or trustee under the series 2007-8 pooling and servicing agreement;

      o     tenth, to each holder of a Farallon Portfolio Junior Loan, in an amount equal to all other fees (including, without limitation, any late charges) payable by any Farallon Portfolio Borrower pursuant to the terms of the Farallon Portfolio loan documents, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the series 2007-8 pooling and servicing agreement (x) to cover interest on Advances, (y) to offset Additional Trust Fund Expenses relating in any way to the
            Farallon Portfolio Loan Combination or (z) to any servicer or trustee under the series 2007-8 pooling and servicing agreement;

      o     eleventh, to each holder of a Farallon Portfolio Junior Loan, in an amount equal to any default interest in excess of the interest paid in accordance with clauses second, fourth, and ninth above, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the series
            2007-8 pooling and servicing agreement (x) to cover interest on
            Advances, (y) to offset Additional Trust Fund Expenses relating in any way to the Farallon Portfolio Loan Combination or (z) to any
            servicer or trustee under the series 2007-8 pooling and servicing agreement;

      o     twelfth, if the proceeds of any foreclosure sale or any liquidation of the Farallon Portfolio Loan Combination or Farallon Portfolio
            Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses and, as a result of a workout the principal balance of any Farallon Portfolio Junior Loan has been reduced, such excess amount shall be paid to each holder of a
            Farallon Portfolio Junior Loan, on a pari passu and pro rata basis, in an aggregate amount up to the reduction, if any, of the principal balance of the Farallon Portfolio Junior Loan as a result of such workout; and

      o     thirteenth, if any excess amount is paid by any Farallon Portfolio
            Borrower or otherwise and is not required to be returned to any
            Farallon Portfolio Borrower or to a party other than a note holder under the Farallon Portfolio loan documents, and not otherwise applied in accordance with the foregoing clauses, such amount shall be paid to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan pro rata in accordance with their original principal balances (but calculated as if each note that was paid in full in connection with a prior application on a prior distribution date, had an original principal balance equal to zero).

      Control Rights. Each servicer shall be required, prior to taking or not taking any action that is a Major Decision (as defined below), to notify in writing the Farallon Portfolio Controlling Party (or its Operating Advisor (as
defined below)) of any proposal to take (or not take) any such actions and to receive the written approval of the Farallon Portfolio Controlling Party (or its
Operating Advisor); provided that (1) if the Farallon Portfolio Controlling
Party (or its Operating Advisor) fails to notify the applicable servicer of its approval or disapproval of any such proposed action within ten (10) business days (or, if the Farallon Portfolio Loan Agreement provides for a shorter period for lender to give consent, no later than one (1) business day prior to such shorter period) of delivery to the Farallon Portfolio Controlling Party (or its
Operating Advisor) by the applicable servicer of written notice of such a proposed action, together with all information reasonably necessary to make an informed decision with respect thereto, such action by the applicable servicer shall be deemed to have been approved by the Farallon Portfolio Controlling
Party (or its Operating Advisor) and (2) with respect to any of the foregoing actions which necessitate the delivery of an asset status report, such action will be taken in accordance with the procedures set forth in paragraph (b) below and provided, further that any notice sent by the applicable servicer shall contain a statement in bold type to the effect that failure to respond within ten (10) business days shall constitute consent. Notwithstanding the foregoing, the applicable servicer may take any Major Decision or any action set forth in the asset status report before the expiration of the aforementioned ten (10)
business day period if (A) the applicable

                                      S-100

servicer has reasonably determined that failure to take such action would violate applicable law, the terms of the Farallon Portfolio loan documents, the
Servicing Standard and/or the series 2007-8 pooling and servicing agreement, and
(B) it has delivered written notice to the Farallon Portfolio Controlling Party at least two (2) business days prior to taking such Major Decision or action
(except in cases of emergency, when no prior notice need be sent, in which event the acting party shall so advise the Farallon Portfolio Controlling Party (or its Operating Advisor) with reasonable diligence of the action taken).

      The special servicer shall promptly provide the Farallon Portfolio
Controlling Party (or its Operating Advisor) with copies of asset status reports in accordance with the time frames set forth in, and in accordance with, the series 2007-8 pooling and servicing agreement. With respect to the Farallon
Portfolio Loan Combination, if the asset status report recommends any Major
Decision, then the special servicer shall provide to the Farallon Portfolio
Controlling Party (or its Operating Advisor) all information in the possession of the special servicer or reasonably obtainable by the special servicer which the special servicer considers to be material in connection with evaluating any of the foregoing proposed actions or which is reasonably requested by the
Farallon Portfolio Controlling Party (or its Operating Advisor) and the Farallon
Portfolio Controlling Party (or its Operating Advisor) shall then have the period of time specified in paragraph (a) above (to the extent such period does not delay the special servicer from taking any action that is required by the
Servicing Standard prior to the expiration of such period) within which to consult with, advise and direct the special servicer regarding the proposed action and the special servicer shall follow such advice and direction; provided that any notice sent by the special servicer shall contain a statement in bold type to the effect that failure to respond within the period of time specified in paragraph (a) above shall constitute consent; and provided, further, that (A)
if the Farallon Portfolio Controlling Party (or its Operating Advisor) fails to notify the special servicer of its approval or disapproval of any such proposed action within the period of time specified in paragraph (a) above, such action by the special servicer shall be deemed to have been approved by the Farallon
Portfolio Controlling Party (or its Operating Advisor), (B) with respect to any of the foregoing actions which necessitate the delivery of an asset status report, such action will be taken in accordance with the procedures set forth in the series 2007-8 pooling and servicing agreement with respect to the delivery and approval of such asset status report and (C) such rights are subject to the limitations set forth below, including but not limited to the obligation of the special servicer to act in accordance with the Servicing Standard.
Notwithstanding the foregoing, any amounts funded, whether by any servicer or
Trustee on behalf of any note holder or by any note holder pursuant to the
Farallon Portfolio Intercreditor Agreement, under the Farallon Portfolio loan documents as a result of (1) the making of any protective advances or (2)
interest accruals or accretions and any compounding thereof (including default interest) with respect to any note shall not at any time be deemed to contravene this subsection.

      Notwithstanding anything contained in the series 2007-8 pooling and servicing agreement or Farallon Portfolio Intercreditor Agreement, no servicer shall comply with any advice, consultation or disapproval provided by the
Farallon Portfolio Controlling Party (or its Operating Advisor) if such advice, consultation or disapproval would (i) require or cause the applicable servicer to violate any applicable law, (ii) be inconsistent with the Servicing Standard,
(iii) require or cause the applicable servicer to violate the provisions of the
Farallon Portfolio Intercreditor Agreement or the series 2007-8 pooling and servicing agreement relating to the REMIC provisions (if applicable) or the grantor trust provisions of the Code (if applicable), (iv) require or cause the applicable servicer to violate any other provisions of the Farallon Portfolio
Intercreditor Agreement or the series 2007-8 pooling and servicing agreement, or
(v) require or cause the applicable servicer to violate the terms of the
Farallon Portfolio Loan Combination.

      Appointment of Operating Advisor. The Farallon Portfolio Controlling Party
shall have the right at any time to appoint an operating advisor for the
Farallon Portfolio Loan Combination (the "Operating Advisor"). The Farallon
Portfolio Controlling Party shall have the right in its sole discretion at any time and from time to time to remove and replace the Operating Advisor. When exercising its various rights, the Farallon Portfolio Controlling Party may, at its option, in each case, act through the Operating Advisor. The Operating
Advisor may be any person or entity (other than any Farallon Portfolio Borrower, its principal or any affiliate of any Farallon Portfolio Borrower), including, without limitation, the Farallon Portfolio Controlling Party, any officer or employee of the Farallon Portfolio Controlling Party, any affiliate of the
Farallon Portfolio Controlling Party or any other unrelated third party. No such
Operating Advisor shall owe any fiduciary duty or other duty to any other person or entity (other than the Farallon Portfolio Controlling Party). All actions that are permitted to be taken by the Farallon

                                      S-101

Portfolio Controlling Party may be taken by the Operating Advisor acting on behalf of the Farallon Portfolio Controlling Party.

      Appointment of Special Servicer. The Farallon Portfolio Controlling Party
(or its Operating Advisor) may remove the special servicer with respect to the
Farallon Portfolio Loan Combination and appoint a successor special servicer, in each case, at any time, and from time to time, and for any reason whatsoever or no reason at all, and, in each case, in accordance with the provisions relating thereto in the series 2007-8 pooling and servicing agreement.

      Other Rights. With limiting any other right of the Farallon Portfolio
Controlling Party, the Farallon Portfolio Controlling Party will have, with respect to the Farallon Portfolio Loan Combination, (1) all rights given to the
Farallon Portfolio Controlling Party in the series 2007-8 pooling and servicing agreement and (2) all rights given to the controlling class representative
(under the series 2007-8 pooling and servicing agreement) in the series 2007-8 pooling and servicing agreement as if the Farallon Portfolio Loan Combination were a loan that was not part of a Loan Combination.

      "Major Decision" means:

      o     any acceleration of the Farallon Portfolio Loan Combination (unless such acceleration is by its terms automatic under the Farallon
            Portfolio Loan Agreement);

      o     any foreclosure upon or comparable conversion (which may include acquisition of REO Property) of the ownership of all or any portion of the Farallon Portfolio Mortgaged Property and/or the other collateral securing the Farallon Portfolio Loan Combination or any subsequent sale of all or any portion of the Farallon Portfolio
            Mortgaged Property (including REO Property) or other collateral securing the Farallon Portfolio Loan Combination;

      o     any modification of, or waiver (a) with respect to the Farallon
            Portfolio Loan Combination that would result in the extension of the maturity date or extended maturity date thereof (other than an extension in accordance with the terms of the Farallon Portfolio
            Loan Agreement), a reduction in the interest rate or the monthly debt service payment or a deferral or a forgiveness of interest on or principal of the Farallon Portfolio Loan Combination or a modification or waiver of any other monetary term of the Farallon
            Portfolio Loan Combination relating to the timing or amount of any payment of principal or interest (other than default interest) or any other material sums due and payable under the Farallon Portfolio loan documents (including any Prepayment Premium), including any acceptance of a discounted payoff of the Farallon Portfolio Loan
            Combination, or a modification or waiver of any provision of the
            Farallon Portfolio Loan Combination which restricts any Farallon
            Portfolio Borrower or its equity owners from incurring additional indebtedness or (b) of any material non-monetary term of the
            Farallon Portfolio Loan Combination;

      o     any modification of any monetary term of the Farallon Portfolio loan documents;

      o     any proposed sale of all or any portion of the Farallon Portfolio
            Mortgaged Property (other than as specifically permitted by the terms of the Farallon Portfolio loan documents or in connection with a termination of the trust fund created in connection with a securitization);

      o     any acceptance of a discounted payoff of the Farallon Portfolio Loan
            Combination;

      o     any determination to bring all or any portion of the Farallon
            Portfolio Mortgaged Property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located all or any portion of the Farallon Portfolio
            Mortgaged Property or REO Property;

      o     any release of any collateral for the Farallon Portfolio Loan
            Combination (other than in accordance with the Farallon Portfolio loan documents);

      o     any acceptance of additional or substitute collateral for the
            Farallon Portfolio Loan Combination (other than in accordance with the Farallon Portfolio loan documents);

                                      S-102

      o     any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

      o     any acceptance of an assumption agreement releasing any Farallon
            Portfolio Borrower, or any guarantor, from liability under the
            Farallon Portfolio Loan Combination;

      o     the approval by any person or entity of any replacement special servicer for the Farallon Portfolio Loan Combination (other than in connection with the Trustee becoming the successor thereto pursuant to the terms of the series 2007-8 pooling and servicing agreement);

      o     the voting, adoption or approval of any plan or reorganization, restructuring or similar plan in the bankruptcy of any Farallon
            Portfolio Borrower;

      o     any renewal or replacement of the then-existing insurance policies
            (if lender approval is provided for in the applicable Farallon
            Portfolio loan documents);

      o     any sale of all or any portion of the Farallon Portfolio Loan
            Combination (which would in any event be subject to the Farallon
            Portfolio Intercreditor Agreement) other than in connection with the exercise of a purchase option set forth in the series 2007-8 pooling and servicing agreement (provided that the foregoing shall not limit any note holder's rights to transfer or pledge all or any portion of any interest in the Farallon Portfolio Loan Combination in accordance with the Farallon Portfolio Intercreditor Agreement);

      o     any incurrence of additional debt by any Farallon Portfolio Borrower or any mezzanine financing by any direct or indirect beneficial owner of any Farallon Portfolio Borrower except in accordance with the terms of the Farallon Portfolio loan documents and the approval of any intercreditor agreement in connection therewith;

      o     any release of any Farallon Portfolio Borrower or any guarantor from any obligation of or liability with respect to the Farallon
            Portfolio Loan Combination;

      o     any transfer or pledge of all or any portion of the Farallon
            Portfolio Mortgaged Property or any portion thereof or any transfer or pledge of any direct or indirect ownership interest in any
            Farallon Portfolio Borrower, except as may be expressly permitted by the Farallon Portfolio loan documents or any consent to an assignment and assumption of the Farallon Portfolio Loan Combination pursuant to the Farallon Portfolio loan documents except as may be expressly permitted by the Farallon Portfolio loan documents;

      o     any proposed modification or waiver of any provision of the Farallon
            Portfolio loan documents governing the types, nature or amount of insurance coverage required to be obtained and maintained by any
            Farallon Portfolio Borrower or guarantor;

      o     exercise of any right under the Farallon Portfolio loan documents to terminate a property management agreement for all or any portion of the Farallon Portfolio Mortgaged Property upon the occurrence of an event of default or default by the property manager or any approval rights with respect to any change of the property manager for all or any portion of the Farallon Portfolio Mortgaged Property;

      o     any material reduction or material waiver of any Farallon Portfolio
            Borrower's obligations to pay any reserve amounts under the Farallon
            Portfolio loan documents;

      o     any approval or material waiver or modification of any material insurance requirements set forth in the Farallon Portfolio Loan
            Agreement.

      o     any adoption, implementation or determination with respect to a business plan or budget submitted by any Farallon Portfolio Borrower with respect to the Farallon Portfolio Mortgaged Property (if a lender approval is provided for in the applicable Farallon Portfolio loan documents);

                                      S-103

      o     the execution or renewal of any lease (if a lender approval is provided for in the applicable Farallon Portfolio loan documents);

      o     any determination with respect to any material alterations on all or any portion of the Farallon Portfolio Mortgaged Property (if lender approval is provided for in the applicable Farallon Portfolio loan documents);

      o     the release to any Farallon Portfolio Borrower of any escrow for which such Farallon Portfolio Borrower is not entitled under the
            Farallon Portfolio loan documents or under applicable law;

      o     entry into or approval of any documents relating to ARC Housing LLC or ARC Housing 2 LLC, including any intercreditor agreement (if a lender approval is provided for in the applicable Farallon Portfolio loan documents);

      o     the determination of any debt service coverage test (if lender is entitled to determine same under the applicable Farallon Portfolio loan documents and to the extent lender has such discretion);

      o     any amendment to any single purpose entity provision of the related
            Farallon Portfolio loan documents;

      o     any determination regarding the use or application of condemnation awards or insurance proceeds to the extent lender has such discretion; or

      o     other material waiver, amendment, or modification of any Farallon
            Portfolio Loan Document not included in the prior bullet points above.

      Consultation Rights. Pursuant to the Farallon Portfolio Intercreditor
Agreement, if, during the Farallon Portfolio Directing Securitization Period,
MLML or any entity wholly owned by MLML owns any note, then MLML and each such other entity, as applicable, shall have non-binding consultation rights with respect to the Farallon Portfolio Control Rights but subject to all timing and other limitations with respect thereto to which the Farallon Portfolio
Controlling Party is subject.

                                     TABLE A

                                Promissory Notes

FIXED RATE FIVE YEAR NOTE:

------------------------------------------------------------------------------------------------------------------
 FIXED RATE FIVE                  FIXED INTEREST       FIXED RATE                      FIXED INTEREST
   YEAR NOTE A      AMOUNT ($)       RATE (%)       FIVE YEAR NOTE B     AMOUNT ($)       RATE (%)      TOTAL ($)
------------------------------------------------------------------------------------------------------------------

Fixed Rate Five                                        Fixed Rate
   Year Note A-1     23,245,000       6.4194       Five Year Note B-1     26,755,000       6.4194       50,000,000
------------------------------------------------------------------------------------------------------------------
Fixed Rate Five                                        Fixed Rate
   Year Note A-2     23,245,000       6.4194       Five Year Note B-2     26,755,000       6.4194       50,000,000
------------------------------------------------------------------------------------------------------------------
Fixed Rate Five                                        Fixed Rate
   Year Note A-3     23,245,000       6.4194       Five Year Note B-3     26,755,000       6.4194       50,000,000
------------------------------------------------------------------------------------------------------------------
Fixed Rate Five                                        Fixed Rate
   Year Note A-4     23,245,000       6.4194       Five Year Note B-4     26,755,000       6.4194       50,000,000
------------------------------------------------------------------------------------------------------------------
Fixed Rate Five                                        Fixed Rate
   Year Note A-5     23,245,000       6.4194       Five Year Note B-5     26,755,000       6.4194       50,000,000
------------------------------------------------------------------------------------------------------------------

                                      S-104

------------------------------------------------------------------------------------------------------------------
 FIXED RATE FIVE                  FIXED INTEREST       FIXED RATE                      FIXED INTEREST
   YEAR NOTE A      AMOUNT ($)       RATE (%)       FIVE YEAR NOTE B     AMOUNT ($)       RATE (%)      TOTAL ($)
------------------------------------------------------------------------------------------------------------------

Fixed Rate Five                                          Fixed Rate
   Year Note A-6     23,245,000       6.4194       Five Year Note B-6     26,755,000       6.4194       50,000,000
------------------------------------------------------------------------------------------------------------------
TOTAL               139,470,000                                          160,530,000                    300,000,000
------------------------------------------------------------------------------------------------------------------

FIXED RATE SEVEN YEAR NOTE:

------------------------------------------------------------------------------------------------------------------
 FIXED RATE SEVEN                 FIXED INTEREST       FIXED RATE                      FIXED INTEREST
   YEAR NOTE A      AMOUNT ($)       RATE (%)      SEVEN YEAR NOTE B     AMOUNT ($)       RATE (%)      TOTAL ($)
------------------------------------------------------------------------------------------------------------------

*  Fixed Rate        23,245,000       6.5226          * Fixed Rate        26,755,000       6.5226       50,000,000
   Seven Year                                          Seven Year
   Note A-1                                             Note B-1
------------------------------------------------------------------------------------------------------------------
*  Fixed Rate                                         * Fixed Rate
   Seven Year        23,245,000       6.5226           Seven Year         26,755,000       6.5226       50,000,000
   Note A-2                                             Note B-2
------------------------------------------------------------------------------------------------------------------
*  Fixed Rate                                         * Fixed Rate
   Seven Year        23,245,000       6.5226           Seven Year         26,755,000       6.5226       50,000,000
   Note A-3                                             Note B-3
------------------------------------------------------------------------------------------------------------------
*  Fixed Rate                                         * Fixed Rate
   Seven Year        23,245,000       6.5226           Seven Year         26,755,000       6.5226       50,000,000
   Note A-4                                             Note B-4
------------------------------------------------------------------------------------------------------------------
TOTAL                92,980,000                                          107,020,000                   200,000,000
------------------------------------------------------------------------------------------------------------------

FIXED RATE TEN YEAR NOTE:

------------------------------------------------------------------------------------------------------------------
 FIXED RATE TEN                   FIXED INTEREST       FIXED RATE                      FIXED INTEREST
   YEAR NOTE A      AMOUNT ($)       RATE (%)        TEN YEAR NOTE B     AMOUNT ($)       RATE (%)      TOTAL ($)
------------------------------------------------------------------------------------------------------------------

*  Fixed Rate Ten    23,245,000       6.4650         *Fixed Rate Ten      26,755,000       6.4650       50,000,000
   Year Note A-1                                      Year Note B-1
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-2                                      Year Note B-2
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-3                                      Year Note B-3
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-4                                      Year Note B-4
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-5                                      Year Note B-5
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-6                                      Year Note B-6
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-7                                      Year Note B-7
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-8                                      Year Note B-8
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-9                                      Year Note B-9
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-10                                    Year Note B-10
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       23,245,000       6.4650         Fixed Rate Ten       26,755,000       6.4650       50,000,000
   Year Note A-11                                    Year Note B-11
------------------------------------------------------------------------------------------------------------------
Fixed Rate Ten       11,855,000       6.4650         Fixed Rate Ten       13,645,000       6.4650       25,500,000
   Year Note A-12                                    Year Note B-12
------------------------------------------------------------------------------------------------------------------
TOTAL               267,550,000                                          307,950,000                   575,500,000
------------------------------------------------------------------------------------------------------------------

                                      S-105

------------------------------------------------------------------------------------------------------------------

GRAND FIXED RATE    500,000,000                                          575,500,000                 1,075,500,000
TOTAL
------------------------------------------------------------------------------------------------------------------

FLOATING RATE A NOTE:

-------------------------------------------------
                                       INTEREST
FLOATING RATE A NOTE    AMOUNT ($)     RATE (%)
-------------------------------------------------
Floating Rate A        500,000,000     One-month
Note                                    LIBOR +
                                         0.75%
-------------------------------------------------

GRAND TOTAL ALL NOTES

-------------------------------------------------------------------------------------------------------
 GRAND TOTAL
  FIXED AND         A NOTE AMOUNT                    B NOTE AMOUNT                    TOTAL AMOUNT
  FLOATING               ($)                              ($)                             ($)
-------------------------------------------------------------------------------------------------------

                    1,000,000,000                     575,000,000                    1,575,500,000
-------------------------------------------------------------------------------------------------------

* Included in the Farallon Portfolio Trust Mortgage Loan

      The Executive Hills Portfolio Loan Combination

      General. The Executive Hills Portfolio Trust Mortgage Loan, which has a cut-off date principal balance of $99,900,000, representing approximately 4.1%
of the initial mortgage pool balance and approximately 7.1% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the
Executive Hills Portfolio Loan Combination, which consists that mortgage loan and a $11,100,000 B-note non-trust loan (the "Executive Hills Portfolio B-Note
Non-Trust Mortgage Loan"). The Executive Hills Portfolio B-Note Non-Trust
Mortgage Loan will not be included in the fund. The Executive Hills Portfolio
B-Note Non-Trust Mortgage Loan is secured by the same mortgage instruments encumbering the subject mortgaged real property and will be serviced under the pooling and servicing agreement. The relative rights of the holders of the
Executive Hills Portfolio Loan Combination are governed by a co-lender agreement
(the "Executive Hills Portfolio Intercreditor Agreement").

      Priority of Payments. The rights of the holder of the Executive Hills
Portfolio B-Note Non-Trust Mortgage Loan to receive payments of interest, principal, and other amounts are subordinate to the rights of the holder of the
Executive Hills Portfolio Trust Mortgage Loan to receive such amounts. Pursuant to the Executive Hills Portfolio Intercreditor Agreement, prior to an event of default, collections on the Executive Hills Portfolio Loan Combination
(excluding any amounts as to which other provision for their application had been made in the related loan documents) will be allocated (after the application to unpaid servicing fees, reimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Executive Hills Portfolio Trust Mortgage Loan an
            amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the Executive Hills Portfolio Trust Mortgage Loan an
            amount equal to its pro rata portion (based on its principal balance) of all principal payments on Executive Hills Portfolio Loan
            Combination in accordance with the related loan documents;

      o     fourth, to the Executive Hills Portfolio B-Note Non-Trust Mortgage
            Loan an amount equal to (a) the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights, (b) all accrued and unpaid interest (excluding default interest) on its respective principal balance (net of related servicing fees), and (c) its pro rata portion (based on its principal

                                      S-106

            balance) all principal payments on the Executive Hills Portfolio
            Loan Combination in accordance with the related loan documents;

      o     fifth, to the Executive Hills Portfolio Trust Mortgage Loan and the
            Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, in each case on a pro rata basis (based on their respective principal balances), any default interest, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     sixth, to the Executive Hills Portfolio Trust Mortgage Loan, any
            yield maintenance premium due with respect to that mortgage loan under the related loan documents;

      o     seventh, to the Executive Hills Portfolio B-Note Non-Trust Mortgage
            Loan, any yield maintenance premium due with respect to that mortgage loan under the related loan documents;

      o     eighth, to the Executive Hills Portfolio Trust Mortgage Loan and the
            Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective principal balances), any late payment charges actually paid by borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement; and

      o     ninth, to the Executive Hills Portfolio Trust Mortgage Loan and the
            Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective principal balances), any excess amounts paid by, but not required to be returned to, the borrower.

      Pursuant to the Executive Hills Portfolio Intercreditor Agreement,
subsequent to the occurrence of and during the continuation of a monetary or non-monetary event of default that would place the loan into special servicing, collections on the Executive Hills Portfolio Loan Combination (excluding any amounts to be applied according to other provisions in the related loan documents and excluding (x) proceeds, awards or settlements to be applied to the restoration or repair of the related mortgaged property or released to the borrower in accordance with the Servicing Standard or the related loan documents and (y) all amounts for required reserves or escrows required by the related loan documents to be held as reserves or escrows) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and/or interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Executive Hills Portfolio Trust Mortgage Loan an
            amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the Executive Hills Portfolio Trust Mortgage Loan, an
            amount equal to its outstanding principal balance until its principal balance has been reduced to zero;

      o     fourth, to the Executive Hills Portfolio B-Note Non-Trust Mortgage
            Loan, an amount equal to (a) the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights, (b) all accrued and unpaid interest (excluding default interest) on its respective principal balance (net of related master servicing fees) and (c) an amount equal to its principal balance until its principal balance has been reduced to zero;

      o     fifth, to the Executive Hills Portfolio Trust Mortgage Loan and the
            Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, in each case on a pro rata basis (based on their respective principal balances), any default interest, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     sixth, to the Executive Hills Portfolio Trust Mortgage Loan, any
            yield maintenance premium due in respect of that mortgage loan under the related loan documents;

      o     seventh, to the Executive Hills Portfolio B-Note Non-Trust Mortgage
            Loan, any yield maintenance premium due in respect of that mortgage loan under the related loan documents;

                                      S-107

      o     eighth, to the Executive Hills Portfolio Trust Mortgage Loan and the
            Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective principal balances), any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     ninth, to the Executive Hills Portfolio Trust Mortgage Loan and the
            Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective principal balances), any excess amounts paid by, but not required to be returned to, the borrower.

      Consent Rights. Under the Executive Hills Portfolio Intercreditor
Agreement, the Executive Hills Portfolio Controlling Party (as defined in the
"Glossary" below) will be entitled to direct the master servicer or the special servicer, and the master servicer or the special servicer, as applicable, may not take any of the following actions without the consent or deemed consent of the Executive Hills Portfolio Controlling Party:

      o     any acceleration of the mortgage loans in the Executive Hills
            Portfolio Loan Combination;

      o     any proposed or actual foreclosure upon or comparable conversion
            (which may include acquisition of REO Property) of the ownership of the mortgaged property or any subsequent sale of the mortgaged property (including REO Property);

      o     any modification, extension, amendment of, or waiver with respect to a monetary term (including timing of payments) or any material non-monetary term of the Executive Hills Portfolio Loan Combination;

      o     any proposed or actual sale of the mortgaged property for less than an amount equal to the par purchase price specified in the Executive
            Hills Portfolio Intercreditor Agreement;

      o     any acceptance of a discounted payoff of the Executive Hills
            Portfolio Loan Combination;

      o     any determination to bring the mortgaged property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at the mortgaged property or REO
            Property;

      o     any release of any portion of the mortgaged property (other than in accordance with the terms of the related loan documents);

      o     any acceptance of additional or substitute collateral for the
            Executive Hills Portfolio Loan Combination (other than in accordance with the terms of the related loan documents) or any subordination of the liens granted under the terms of the related loan documents;

      o     any waiver or determination to enforce or not enforce a
            "due-on-sale" or "due-on-encumbrance" clause;

      o     any acceptance of an assumption agreement releasing the borrower, or any guarantor, from liability under the Executive Hills Portfolio
            Loan Combination;

      o     any voting on any plan or reorganization, restructuring or similar plan in the bankruptcy (or similar proceeding) of the borrower;

      o     any renewal or replacement of the then-existing insurance policies
            (to the lender's approval is required under the related loan documents) or any proposed modification or waiver of any insurance requirements under the related loan documents and any modification of any insurance provisions in the related loan documents;

      o     any incurrence of additional debt by the borrower or any mezzanine financing by any direct or indirect beneficial owner of the borrower
            (other than in accordance with the terms of the related loan documents);

                                      S-108

      o     any release of the borrower or any guarantor from liability under the Executive Hills Portfolio Loan Combination;

      o     any transfer or pledge of the mortgaged property or any portion thereof or any transfer or pledge of any direct or indirect ownership interest in the borrower, except as may be expressly permitted by the related loan documents, or any consent to an assignment and assumption of the Executive Hills Portfolio Loan
            Combination pursuant to the related loan documents;

      o     any replacement of the property manager or any material modification or termination of the property management agreement;

      o     any material reduction or material waiver of any obligations to pay any reserve amounts under the related loan documents;

      o     any waiver of any guarantor's obligations under any guaranty or indemnity;

      o     any amendment to any single purpose entity provision of the related loan documents;

      o     any determination with respect to any proposed material alterations to the mortgaged property (to the extent consent is required under the related loan documents);

      o     any determination regarding the use or application of condemnation awards or insurance proceeds to the extent the lender has such discretion;

      o     any waiver of a material event of default under the related loan documents;

      o     any extension or shortening of the maturity date of the loans in the
            Executive Hills Portfolio Loan Combination;

      o     any workout;

      o     any subordination of any recorded document recorded in connection with the loans in the Executive Hills Portfolio Loan Combination;
            and

      o     any forgiveness of any interest payments or principal payments of the loans in the Executive Hills Portfolio Loan Combination.

      Notwithstanding the foregoing, the applicable master servicer and the special servicer may not follow any advice of the Executive Hills Portfolio
Controlling Party that would cause it to violate the Servicing Standard, applicable law, the related loan documents or the REMIC provisions.

      Consultation Rights. Under the Executive Hills Portfolio Intercreditor
Agreement, the Executive Hills Portfolio Controlling Party shall be entitled to consult, in a non-binding manner, with the holder of the Executive Hills
Portfolio Trust Mortgage Loan and the applicable servicer with respect to actions relating to the Executive Hills Portfolio Loan Combination and the
mortgaged property.

      Purchase Option. The Executive Hills Portfolio Intercreditor Agreement
provides that if (a) any payment of principal or interest on the Executive Hills
Portfolio Loan Combination becomes 90 or more days delinquent, (b) the Executive
Hills Portfolio Loan Combination has been accelerated, (c) the principal balance of the Executive Hills Portfolio Loan Combination is not paid at maturity, (d)
the borrower files a petition for bankruptcy, (e) the Executive Hills Portfolio
Loan Combination becomes a specially serviced loan (and the Executive Hills
Portfolio Loan Combination is either in default or a default with respect thereto is reasonably foreseeable) or (f) foreclosure proceedings have been commenced, then the holder of the Executive Hills Portfolio B-Note Non-Trust
Mortgage Loan has the option to purchase the Executive Hills Portfolio Trust
Mortgage Loan from the trust fund, at a price generally equal to the aggregate unpaid principal balance of the Executive Hills Portfolio Trust Mortgage Loan,
together with all accrued and unpaid interest on that mortgage loans, to but not including the date of such purchase, plus any related servicing compensation, advances and interest on advances payable or reimbursable to any party to

                                      S-109

the pooling and servicing agreement. The foregoing option shall terminate once the mortgaged property becomes REO Property.

      Cure Rights. In the event that the related borrower fails to make any scheduled payments due under the related loan documents, the holder of the
Executive Hills Portfolio B-Note Non-Trust Mortgage Loan will have ten (10) days from the date of receipt of notice of the subject default to cure the default.
In the event of a non-monetary default by the related borrower, the holder of the Executive Hills Portfolio B-Note Non-Trust Mortgage Loan will have thirty
(30) days from the date of receipt of notice of the subject default to cure the default, provided the holder of the Executive Hills Portfolio B-Note Non-Trust
Mortgage Loan is diligently prosecuting the cure of the subject default. Without the prior consent of the holder of the Executive Hills Portfolio Trust Mortgage
Loan, the holder of the Executive Hills Portfolio B-Note Non-Trust Mortgage Loan
will not have the right to more than six (6) cure events during the term of the
Executive Hills Portfolio Loan Combination, and no single cure event may exceed three (3) months.

      The Peninsula Beverly Hills Loan Combination

      General. The Peninsula Beverly Hills Trust Mortgage Loan, which has a cut-off date principal balance of $79,300,000, representing approximately 3.3%
of the initial mortgage pool balance and approximately 5.7% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the
Peninsula Beverly Hills Loan Combination, which consists of that mortgage loan and a single B-note non-trust loan (the "Beverly Hills Peninsula B-Note
Non-Trust Mortgage Loan"). The Beverly Hills Peninsula B-Note Non-Trust Mortgage
Loan was transferred to Pacific Life Insurance Company and will not be included in the trust fund. The Beverly Hills Peninsula B-Note Non-Trust Mortgage Loan is
secured by the same mortgage instrument encumbering the subject mortgaged real property and will be serviced under the pooling and servicing agreement. The relative rights of the holders of the loans comprising the Peninsula Beverly
Hills Loan Combination are governed by an intercreditor agreement (the
"Peninsula Beverly Hills Intercreditor Agreement").

      Priority of Payments. The rights of the holder of the Peninsula Beverly
Hills B-Note Non-Trust Mortgage Loan to receive payments of interest, principal and other amounts are subordinate to the rights of the holder of the Peninsula
Beverly Hills Trust Mortgage Loan to receive such amounts. Pursuant to the
Peninsula Beverly Hills Intercreditor Agreement, prior to an event of default, collections on the Peninsula Beverly Hills Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents) will be allocated (after the application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the pooling and servicing agreement)
generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee all amounts due and payable;

      o     second, to the Peninsula Beverly Hills Trust Mortgage Loan an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the Peninsula Beverly Hills Trust Mortgage Loan in an
            amount equal to its pro rata portion of principal payments (based on their respective initial principal balances) on the Peninsula
            Beverly Hills Loan Combination;

      o     fourth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, in an amount equal to (i) the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights and (ii) unreimbursed costs and expenses;

      o     fifth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, an amount equal to all accrued and unpaid interest (excluding default interest) on its respective principal balance at the interest rate for the Peninsula Beverly Hills B-Note Non-Trust
            Mortgage Loan less related master servicing fees;

      o     sixth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, an amount equal to its pro rata portion of all principal payments on the Peninsula Beverly Hills Loan Combination;

                                      S-110

      o     seventh, to the Peninsula Beverly Hills Trust Mortgage Loan, any
            yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     eighth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, any yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     ninth, to the Peninsula Beverly Hills Trust Mortgage Loan and the
            Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan, in each case on a pro rata basis (based on their respective initial principal balances), any default interest, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     tenth, to the Peninsula Beverly Hills Trust Mortgage Loan, on a pro
            rata basis (based on its respective initial principal balance), an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     eleventh, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, on a pro rata basis (based on its respective initial principal balance), an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     twelfth, to the Peninsula Beverly Hills Trust Mortgage Loan and the
            Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan on a pro rata basis (based on their respective initial principal balances), any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement; and

      o     thirteenth, to the Peninsula Beverly Hills Trust Mortgage Loan and
            the Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the borrower or any guarantor.

      Pursuant to the Peninsula Beverly Hills Intercreditor Agreement,
subsequent to the occurrence and during the continuation of a monetary or non-monetary event of default that would place the loan into special servicing
(other than imminent default), collections on the Peninsula Beverly Hills Loan
Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents and excluding (x)
proceeds, awards or settlements to be applied to the restoration or repair of the related mortgaged property or released to the borrower in accordance with the Servicing Standard or the related loan documents and (y) all amounts for required reserves or escrows required by the related loan documents to be held as reserves or escrows) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and/or interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Peninsula Beverly Hills Trust Mortgage Loan an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the Peninsula Beverly Hills Trust Mortgage Loan, an amount equal to its outstanding principal balance until its principal balance has been reduced to zero;

      o     fourth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, in an amount equal to (i) the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights and (ii) unreimbursed costs and expenses;

                                      S-111

      o     fifth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, an amount equal to all accrued and unpaid interest (excluding default interest) on its respective principal balance at the interest rate for the Peninsula Beverly Hills B-Note Non-Trust
            Mortgage Loan less related master servicing fees;

      o     sixth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, an amount equal to its principal balance until its principal balance has been reduced to zero;

      o     seventh, to the Peninsula Beverly Hills Trust Mortgage Loan, any
            yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     eighth, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, any yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     ninth, to the Peninsula Beverly Hills Trust Mortgage Loan and the
            Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan, in each case on a pro rata basis (based on their respective initial principal balances), any default interest, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     tenth, to the Peninsula Beverly Hills Trust Mortgage Loan, on a pro
            rata basis (based on its respective initial principal balance), an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     eleventh, to the Peninsula Beverly Hills B-Note Non-Trust Mortgage
            Loan, on a pro rata basis (based on its respective initial principal balance), an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     twelfth, to the Peninsula Beverly Hills Trust Mortgage Loan and the
            Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan on a pro rata basis (based on their respective initial principal balances), any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     thirteenth, to the Peninsula Beverly Hills Trust Mortgage Loan and
            the Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the borrower or any guarantor.

      Consent Rights. Under the Peninsula Beverly Hills Intercreditor Agreement,
the Peninsula Beverly Hills Controlling Party (as defined in the "Glossary"
below) will be entitled to direct the master servicer or the special servicer, and the master servicer or the special servicer, as applicable, may not take any of the following actions without the consent of the Peninsula Beverly Hills
Controlling Party:

      o     any acceleration of the mortgage loans in the Peninsula Beverly
            Hills Loan Combination (unless such acceleration is by its terms automatic under the related loan documents);

      o     any foreclosure upon or comparable conversion (which may include acquisition of REO Property) of the ownership of the mortgaged property or any subsequent sale of the mortgaged property (including
            REO Property);

      o     any modification of, or waiver with respect to, (a) the material payment terms of the Peninsula Beverly Hills Loan Combination, (b)
            any provision of the related loan documents that restricts the borrower or its equity owners from incurring additional indebtedness or (c) any other material non-monetary term of the Peninsula Beverly
            Hills Loan Combination;

                                      S-112

      o     any proposed sale of the mortgaged property other than as
            specifically permitted by the related loan documents;

      o     any acceptance of a discounted payoff of the Peninsula Beverly Hills
            Loan Combination;

      o     any determination to bring the mortgaged property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at the mortgaged property or REO
            Property;

      o     any release of any portion of the mortgaged property (other than in accordance with the terms of the related loan documents);

      o     any acceptance of additional or substitute collateral for the
            Peninsula Beverly Hills Loan Combination (other than in accordance with the terms of the related loan documents);

      o     any waiver of a "due-on-sale" or "due-on-encumbrance" clause or insurance provision;

      o     any acceptance of an assumption agreement releasing the borrower, or any guarantor, from liability under the Peninsula Beverly Hills Loan
            Combination;

      o     the approval by holder of the Peninsula Beverly Hills Trust Mortgage
            Loan of any replacement Special Servicer for the Peninsula Beverly
            Hills Loan Combination (other than in connection with the Trustee becoming the successor pursuant to the terms of the pooling and servicing agreement);

      o     any adoption or approval of any plan or reorganization,
            restructuring or similar plan in the bankruptcy of the borrower;

      o     any renewal or replacement of the then-existing insurance policies to the extent that such renewal or replacement does not comply with the terms of the related loan documents or any proposed modification or waiver of any insurance requirements under the related loan documents;

      o     any approval of the incurrence of additional debt by the borrower or any mezzanine financing by any direct or indirect beneficial owner of the borrower (other than in accordance with the terms of the related loan documents) and the approval of any related
            intercreditor agreement;

      o     any release of the borrower or any guarantor from liability under the Peninsula Beverly Hills Loan Combination;

      o     any transfer or pledge of the mortgaged property or any portion thereof or any transfer or pledge of any direct or indirect ownership interest in the borrower, except as may be expressly permitted by the related loan documents or any consent to an assignment and assumption of the Peninsula Beverly Hills Loan
            Combination pursuant to the related loan documents;

      o     any replacement of the property manager, if approval is required by the related loan documents;

      o     any material reduction or material waiver of any obligations to pay any reserve amounts under the related loan documents;

      o     any waiver of any guarantor's or indemnitor's obligations under any guaranty or indemnity;

      o     any amendment to any single purpose entity provision of the related loan documents;

      o     any determination with respect to any proposed material alterations to the mortgaged property (to the extent consent is required under the related loan documents);

      o     any determination with respect to annual budgets and business plans for the mortgaged property (to the extent any such approval rights are provided in the related loan documents); and

                                      S-113

      o     any determination regarding the use or application of condemnation awards or insurance proceeds to the extent the lender has such discretion.

      Notwithstanding the foregoing, the applicable master servicer and the special servicer may not follow any advice of the Peninsula Beverly Hills
Controlling Party that would cause it to violate the Servicing Standard, applicable law, the related loan documents or the REMIC provisions.

      Consultation Rights. Under the Peninsula Beverly Hills Intercreditor
Agreement, the Peninsula Beverly Hills Controlling Party will be entitled to consult, in a non-binding manner, with the holder of the Peninsula Beverly Hills
Trust Mortgage Loan and the applicable servicer with respect to proposals to take certain actions relating to the Peninsula Beverly Hills Loan Combination and the mortgaged property and consider alternative actions recommended by the
Peninsula Beverly Hills Controlling Party including, among other things, execution or renewal of any lease (if approval is required by the related loan documents) and waiver of any notice provision related to prepayment of all or any portion of the Peninsula Beverly Hills Loan Combination.

      Purchase Option. The Peninsula Beverly Hills Intercreditor Agreement
provides that if (a) any principal or interest payment with respect to the
Peninsula Beverly Hills Loan Combination becomes delinquent, (b) the Peninsula
Beverly Hills Loan Combination has been accelerated, (c) the principal balance of the Peninsula Beverly Hills Loan Combination is not paid at maturity, (d) the borrower files a petition for bankruptcy or (e) the Peninsula Beverly Hills
Trust Mortgage Loan becomes a specially serviced loan (and an event of default has occurred and is continuing or a default is reasonably foreseeable), then (if the holder of the Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan is not
then currently curing the subject default and at the time of such purchase the subject event of default is continuing), the holder of the Peninsula Beverly
Hills B-Note Non-Trust Mortgage Loan has the option to purchase the Peninsula
Beverly Hills Trust Mortgage Loan from the trust fund, at a price generally equal to the aggregate unpaid principal balance of the Peninsula Beverly Hills
Trust Mortgage Loan, together with all accrued and unpaid interest on that mortgage loan, to but not including the date of such purchase, plus any related servicing compensation, advances and interest on advances payable or reimbursable to any party to the pooling and servicing agreement. No liquidation fee will be payable to the special servicer in connection with this purchase option as long as the holder of the Peninsula Beverly Hills B-Note Non-Trust
Mortgage Loan has exercised its right to purchase the related Trust Mortgage
Loan in the 90-day period following delivery of the repurchase option notice required under the Peninsula Beverly Hills Intercreditor Agreement. In addition, the pooling and servicing agreement grants to the special servicer and the controlling class holder a fair value purchase option as described below under
"Servicing of the Mortgage Loans--Realization Upon Defaulted Mortgage Loans."

      Cure Rights. In the event that the related borrower fails to make any scheduled payments due under the related loan documents, the holder of the
Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan will have five (5)
business days from the date of receipt of notice of the subject default (or five business days from the expiration of any applicable grace period, whichever is longer) to cure the default. In the event of a non-monetary default by the related borrower, the holder of the Peninsula Beverly Hills B-Note Non-Trust
Mortgage Loan will have 30 days from the date of receipt of notice of the subject default (or 30 days from the expiration of any applicable grace period, whichever is longer) to cure the default; provided that if the subject non-monetary default cannot be cured within 30 days, but the holder of the
Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan has commenced and is diligently prosecuting the cure of the subject default, the cure period will be extended for an additional period not to exceed 30 additional days.

      Without the prior consent of the holder of the Peninsula Beverly Hills
Trust Mortgage Loan, the holder of the Peninsula Beverly Hills B-Note Non-Trust
Mortgage Loan will not have the right to cure more than six cure events during the term of the Peninsula Beverly Hills Loan Combination, and no single cure event may exceed three months.

      The Georgia-Alabama Retail Portfolio Loan Combination

      General. The Georgia-Alabama Retail Portfolio Trust Mortgage Loan, which has a cut-off date principal balance of $39,926,997, representing approximately
1.6% of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the
Georgia-Alabama Retail Portfolio Loan Combination. The Georgia-Alabama Retail
Portfolio Trust Mortgage Loan consists of a $33,000,000 A-note (the
"Georgia-Alabama Retail Portfolio A-Note Trust Mortgage Loan") and a $7,000,000
B-

                                      S-114

note (the "Georgia-Alabama Retail Portfolio B-Note Trust Mortgage Loan"). The
Georgia-Alabama Retail Portfolio Loan Combination consists of the related trust mortgage loan (the "Georgia-Alabama Retail Portfolio Trust Mortgage Loan"), a
mortgage loan that is pari passu in right of payment with the Georgia-Alabama
Retail Portfolio A-Note Trust Mortgage Loan (the "Georgia-Alabama Retail
Portfolio A-Note Non-Trust Mortgage Loan," and together with the Georgia-Alabama
Retail Portfolio A-Note Trust Mortgage Loan, the "Georgia-Alabama Retail
Portfolio Senior Mortgage Loans") and a subordinate mortgage loan (the
"Georgia-Alabama Retail Portfolio B-Note Non-Trust Mortgage Loan" and together with the Georgia-Alabama Retail Portfolio B-Note Trust Mortgage Loan, the
"Georgia-Alabama Retail Portfolio Junior Mortgage Loans"). The Georgia-Alabama
Retail Portfolio Loan Combination is secured by mortgages or deeds of trust on the subject mortgaged real properties. The Georgia-Alabama Retail Portfolio
A-Note Non-Trust Mortgage Loan was deposited into the ML-CFC 2007-7 Commercial
Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-7
securitization (the "Other Securitization"). The Georgia-Alabama Retail
Portfolio B-Note Non-Trust Mortgage Loan is currently held by Countrywide
Commercial Real Estate Finance, Inc., or an affiliate of Countrywide Commercial
Real Estate Finance, Inc., and will not be included in the trust fund. The
Georgia-Alabama Retail Portfolio Loan Combination is serviced and administered under the pooling and servicing agreement related to the ML-CFC 2007-7
Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series
2007-7 securitization (the "Other Pooling and Servicing Agreement"). The
relative rights of the holders of the loans comprising the Georgia-Alabama
Retail Portfolio Loan Combination are governed by intercreditor agreements (the
"Georgia-Alabama Retail Portfolio Intercreditor Agreements").

      Priority of Payments. The rights of the holder of the Georgia-Alabama
Retail Portfolio A-Note Non-Trust Mortgage Loan to receive payments of interest, principal and other amounts are pari passu with the rights of the holder of the
Georgia-Alabama Retail Portfolio A-Note Trust Mortgage Loan to receive such amounts. The rights of the holder of the Georgia-Alabama Retail Portfolio B-Note
Non-Trust Mortgage Loan to receive payments of interest, principal and other amounts are subordinate to the rights of the holders of the Georgia-Alabama
Retail Portfolio Senior Mortgage Loans to receive such amounts and are pari passu to the rights of the holder of the Georgia-Alabama Retail Portfolio B-Note
Trust Mortgage Loan.

      Pursuant to the Georgia-Alabama Retail Portfolio Intercreditor Agreements,
prior to an event of default, collections on the Georgia-Alabama Retail
Portfolio Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents) will be allocated (after the application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the series 2007-8 pooling and servicing agreement and/or the Other Pooling and Servicing Agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, on a pari passu basis, an amount equal to all accrued and unpaid interest (excluding default interest) on their principal balances, less the related servicing fees;

      o     third, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, in an amount equal to their pro rata portion of principal payments on the Georgia-Alabama Retail Portfolio Loan Combination;

      o     fourth, to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, in an amount equal to (a) the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights, (b) accrued and unpaid interest (excluding default interest) on its respective principal balance at the interest rate for the Georgia-Alabama Retail Portfolio Junior
            Mortgage Loans, less related master servicing fees and (c) their pro rata portion of principal payments on the Georgia-Alabama Retail
            Portfolio Loan Combination in accordance with the related loan documents;

      o     fifth, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, any yield maintenance premiums actually received in respect of the Georgia-Alabama Retail Portfolio Senior Mortgage Loans;

                                      S-115

      o     sixth, to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, any yield maintenance premium actually received in respect of the Georgia-Alabama Retail Portfolio Junior Mortgage Loans;

      o     seventh, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans and to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, in each case on a pro rata basis, any default interest, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement;

      o     eighth, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, on a pro rata basis (based on their respective initial principal balances), an amount equal to any extension fees, to the extent actually paid by the borrower and to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement;

      o     ninth, to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, on a pro rata basis (based on their respective initial principal balances), an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement;

      o     tenth, to the Georgia-Alabama Retail Portfolio Senior Mortgage Loans
            and to the Georgia-Alabama Retail Portfolio Junior Mortgage Loans,
            pro rata, any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement;

      o     eleventh, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans and to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans on a pari passu basis, pro rata (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the borrower or loan sponsor.

      Pursuant to the Georgia-Alabama Retail Portfolio Intercreditor Agreement,
subsequent to the occurrence and during the continuation of a monetary or other material event of default, collections on the Georgia-Alabama Retail Portfolio
Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents and excluding (x)
proceeds, awards or settlements to be applied to the restoration or repair of the related mortgaged property or released to the borrower in accordance with the Servicing Standard or the related loan documents and (y) all amounts for required reserves or escrows required by the related loan documents to be held as reserves or escrows) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and/or interest thereon, incurred under the series 2007-8 pooling and servicing agreement and/or the Other Pooling and Servicing Agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, an amount equal to all accrued and unpaid interest (excluding default interest) on their principal balances, less related servicing fees;

      o     third, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, principal payments, until their principal balances have been reduced to zero;

      o     fourth, to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, in an amount equal to (a) the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights, (b) all accrued and unpaid interest (excluding default interest) on its respective principal balance (net of related master servicing fees) and (c) principal payments until its principal balance has been reduced to zero;

      o     fifth, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, any yield maintenance premium actually received in respect of the Georgia-Alabama Retail Portfolio Senior Loans;

                                      S-116

      o     sixth, to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, any yield maintenance premium actually received in respect of
            Georgia-Alabama Retail Portfolio Junior Mortgage Loans;

      o     seventh, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, and to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, in each case on a pro rata basis, any default interest, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement;

      o     eighth, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8
            pooling and servicing agreement;

      o     ninth, to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, on a pro rata basis an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement;

      o     tenth, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, and to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, in each case on a pro rata basis, any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the Other Pooling and Servicing Agreement or the
            2007-8 pooling and servicing agreement;

      o     eleventh, to the Georgia-Alabama Retail Portfolio Senior Mortgage
            Loans, and to the Georgia-Alabama Retail Portfolio Junior Mortgage
            Loans, on a pro rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the borrower or loan sponsor.

      Consent Rights. Under the Georgia-Alabama Retail Portfolio Intercreditor
Agreements, the Georgia-Alabama Retail Portfolio Controlling Party (as defined in the "Glossary" below) will be entitled to direct the Other Servicer and the
Other Special Servicer, and the Other Servicer or the Other Special Servicer, as
applicable, may not take any of the following actions without the consent of the
Georgia-Alabama Retail Portfolio Controlling Party:

      o     any acceleration of the mortgage loans in the Georgia-Alabama Retail
            Portfolio Loan Combination (unless such acceleration is by its terms automatic under the related loan documents);

      o     any foreclosure upon or comparable conversion (which may include acquisition of REO Property) of the ownership of the related mortgaged property or any subsequent sale of the mortgaged property
            (including REO Property);

      o     any modification of, or waiver with respect to, (a) the material payment terms of the Georgia-Alabama Retail Portfolio Loan
            Combination, (b) any provision of the related loan documents that restricts the related borrower or its equity owners from incurring additional indebtedness or (c) any other material non-monetary term of the Georgia-Alabama Retail Portfolio Loan Combination;

      o     any modification of any monetary term of the Georgia-Alabama Retail
            Portfolio Loan Combination;

      o     any proposed sale of the mortgaged property other than as
            specifically permitted by the related loan documents;

      o     any acceptance of a discounted payoff of the Georgia-Alabama Retail
            Portfolio Loan Combination;

      o     any determination to bring the mortgaged property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at the mortgaged property or REO
            Property;

                                      S-117

      o     any release of any collateral for the mortgage loan (other than in accordance with the terms of the related loan documents);

      o     any acceptance of additional or substitute collateral for the
            Georgia-Alabama Retail Portfolio Loan Combination (other than in accordance with the terms of the related loan documents);

      o     any waiver of a "due-on-sale" or "due-on-encumbrance" clause or any material waiver or modification of any material insurance
            requirement set forth in the related loan documents;

      o     any acceptance of an assumption agreement releasing the borrower, or any guarantor, from liability under the Georgia-Alabama Retail
            Portfolio Loan Combination;

      o     the approval by holder of the Georgia-Alabama Retail Portfolio Trust
            Mortgage Loan of any replacement Special Servicer for the
            Georgia-Alabama Retail Portfolio Loan Combination (other than in connection with the Other Trustee becoming the successor pursuant to the terms of the Other Pooling and Servicing Agreement);

      o     any adoption or approval of any plan or reorganization,
            restructuring or similar plan in the bankruptcy of the borrower;

      o     any renewal or replacement of the then-existing insurance policies to the extent lender's approval is required under the loan documents;

      o     any sale of any mortgage loan comprising the Georgia-Alabama Retail
            Portfolio Loan Combination (other than in connection with the exercise of a purchase option under the Other Pooling and Servicing
            Agreement);

      o     any approval of the incurrence of additional debt by the borrower or any mezzanine financing by any direct or indirect beneficial owner of the borrower (other than in accordance with the terms of the related loan documents) and the approval of any related
            intercreditor agreement;

      o     any release of the borrower or any guarantor from liability under the Georgia-Alabama Retail Portfolio Loan Combination;

      o     any transfer or pledge of the mortgaged property or any portion thereof or any transfer or pledge of any direct or indirect ownership interest in the borrower, except as may be expressly permitted by the related loan documents or any consent to an assignment and assumption of the Georgia-Alabama Retail Portfolio
            Loan Combination pursuant to the related loan documents;

      o     the exercise of any right under the loan documents to terminate the property manager or any approval rights with respect to a change in property manager; and

      o     any material reduction or material waiver of any obligations to pay any reserve amounts under the related loan documents.

      The Georgia-Alabama Retail Portfolio Controlling Party (as defined in the
"Glossary" below) is currently the controlling class representative (as designee of the holder of the Georgia-Alabama Retail Portfolio B-Note Trust Mortgage
Loan) and the holder of the Georgia-Alabama Retail Portfolio B-Note Non-Trust
Mortgage Loan, collectively. In the event the holders of the Georgia-Alabama
Retail Portfolio Junior Mortgage Loans fail to agree on a course of action within three (3) business days (or such reasonable time period as agreed to by such holders, subject to the restrictions on timing set forth in the
Georgia-Alabama Retail Portfolio Intercreditor Agreement) after receipt of notice of a request for Major Action (as such term is defined in the
Georgia-Alabama Retail Portfolio Intercreditor Agreement), each Georgia-Alabama
Retail Portfolio Junior Mortgage Loan holder shall provide the Other Servicer with a proposal specifying whether to approve or disapprove the Major Action and the Other Servicer shall determine, based on the proposals, whether to approve or disapprove the Major Action, subject to the provisions in the Georgia-Alabama
Retail Portfolio Intercreditor Agreement, including that the Other Servicer shall

                                      S-118

not make any decision that it reasonably and in good faith considers to be inconsistent with the Servicing Standard or the REMIC provisions of the code.

      Consultation Rights. Under the Georgia-Alabama Retail Portfolio
Intercreditor Agreement, the holder of the Georgia-Alabama Retail Portfolio
Trust Mortgage Loan and the Other Servicer and/or Other Special Servicer are
permitted to consult, on a non-binding basis, with the Georgia-Alabama Retail
Portfolio Controlling Party with respect to certain actions relating to the
Georgia-Alabama Retail Portfolio Loan Combination and the related mortgaged properties including, among other things, execution or renewal of any lease (if approval is required by the related loan documents) and waiver of any notice provisions related to prepayment of all or any portion of the Georgia-Alabama
Retail Portfolio Loan Combination.

      Purchase Option. The Georgia-Alabama Retail Portfolio Intercreditor
Agreement provides that if (a) any principal or interest payment with respect to the Georgia-Alabama Retail Portfolio Loan Combination becomes delinquent, (b)
the Georgia-Alabama Retail Portfolio Loan Combination has been accelerated, (c)
the principal balance of the Georgia-Alabama Retail Portfolio Loan Combination
is not paid at maturity, (d) the related borrower files a petition for bankruptcy or (e) the Georgia-Alabama Retail Portfolio Trust Mortgage Loan
becomes a specially serviced loan (and an event of default has occurred and is continuing), then the holder of either of the Georgia-Alabama Retail Portfolio
Junior Loans has the option to purchase the Georgia-Alabama Retail Portfolio
Trust Mortgage Loan from the trust fund and the Georgia-Alabama Retail Portfolio
A-Note Non-Trust Mortgage Loan from the Other Securitization, at a price generally equal to the aggregate unpaid principal balance of the loans being purchased, together with all accrued and unpaid interest on that mortgage loan, to but not including the date of such purchase, plus any related servicing compensation, advances and interest on advances payable or reimbursable to any party to the Other Pooling and Servicing Agreement or the 2007-8 pooling and servicing agreement. In addition, the pooling and servicing agreement grants to the special servicer and the controlling class holder a fair value purchase option as described below under "Servicing of the Mortgage Loans--Realization
Upon Defaulted Mortgage Loans."

      Cure Rights. In the event that the related borrower fails to make any scheduled payments due under the related loan documents, the holders of the
Georgia-Alabama Retail Portfolio Junior Mortgage Loans each will have five business days from the date of receipt of notice of the subject default (or five business days from the expiration of any applicable grace period, whichever is longer) to cure the default. In the event of a non-monetary default by the related borrower, the holders of the Georgia-Alabama Retail Portfolio Junior
Mortgage Loans each will have 30 days from the date of receipt of notice of the subject default (or 30 days from the expiration of any applicable grace period, whichever is longer) to cure the default; provided that if the subject non-monetary default cannot be cured within 30 days, but a holder of the
Georgia-Alabama Retail Portfolio Junior Mortgage Loan has commenced and is diligently prosecuting the cure of the subject default, the cure period will be extended for an additional period not to exceed 30 additional days.

      Without the prior consent of the holder of the Georgia-Alabama Retail
Portfolio Trust Mortgage Loan, the holders of the Georgia-Alabama Retail
Portfolio Junior Mortgage Loan will not have the right to cure more than six cure events during the term of the Georgia-Alabama Retail Portfolio Loan
Combination and no single cure event may exceed three months.

      The MezzCap Loan Combinations

      The Timbercreek Apartments Mortgage Loan, which has a cut-off date principal balance of $5,317,000, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 2 balance, is part of the Loan Combination that we refer to as the Timbercreek
Apartments Loan Combination. The related borrower has encumbered the subject mortgaged real property with subordinate debt, which constitutes the related
B-Note Non-Trust Loan. The aggregate debt consisting of the underlying trust mortgage loan and the related B-Note Non-Trust Loan, which two mortgage loans constitute a Loan Combination, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include the underlying mortgage loan in the trust fund. That B-Note Non-Trust Loan was sold immediately after origination to Mezz Cap Finance, LLC, and will not be included in the trust fund. We refer to the Timbercreek Apartments Loan Combination as a
"MezzCap Loan Combination."

                                      S-119

      In the case of the MezzCap Loan Combination, the underlying mortgage loan and related B-Note Non-Trust Loan are cross-defaulted. The B-Note Non-Trust Loan has the same maturity date and prepayment structure as the related underlying trust mortgage loan. For purposes of the information presented in this prospectus supplement with respect to the underlying mortgage loan that is part of the MezzCap Loan Combination, unless the context clearly indicates otherwise, the loan-to-value ratio and debt service coverage ratio information reflects only the underlying mortgage loan and does not take into account the related
B-Note Non-Trust Loan.

      In the case of the MezzCap Loan Combination, the trust, as the holder of the related underlying mortgage loan, and the holder of the related B-Note
Non-Trust Loan are parties to an intercreditor agreement, which we refer to as the MezzCap Intercreditor Agreement. The servicing and administration of the underlying mortgage loan (and, to the extent described below, the related B-Note
Non-Trust Loan) that is part of the MezzCap Loan Combination will be performed by the applicable master servicer and the special servicer on behalf of the trust (and, in the case of the related B-Note Non-Trust Loan, on behalf of the holder of that loan). The applicable master servicer will be required to collect payments with respect to any B-Note Non-Trust Loan only following the occurrence of certain events of default with respect to the MezzCap Loan Combination set forth in the related MezzCap Intercreditor Agreement, each of which events of default is referred to as a MezzCap Material Default. The following describes certain provisions of the MezzCap Intercreditor Agreement.

      Priority of Payments. The rights of the holder of each B-Note Non-Trust
Loan that is part of the MezzCap Loan Combination to receive payments of interest, principal and other amounts are subordinate to the rights of the holder of the related underlying mortgage loan to receive such amounts. So long as a MezzCap Material Default has not occurred or, if a MezzCap Material Default has occurred but is no longer continuing with respect to a MezzCap Loan
Combination, the borrower under the MezzCap Loan Combination will be required to make separate payments of principal and interest to the holder of the related underlying trust mortgage loan and B-Note Non-Trust Loan. Escrow and reserve payments will be made to the applicable master servicer on behalf of the trust as the holder of the underlying mortgage loans. Any voluntary principal prepayments will be applied as provided in the related loan documents; provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing MezzCap Material Default. If a
MezzCap Material Default occurs and is continuing with respect to the MezzCap
Loan Combination, then all amounts tendered by the borrower on the related
B-Note Non-Trust Loan will be subordinate to all payments due with respect to the subject underlying trust mortgage loan and the amounts with respect to the
MezzCap Loan Combination will be paid in the following manner:

      o     first, to the master servicer, the special servicer and the trustee, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed advances and interest thereon;

      o     second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees and/or other compensation earned by them;

      o     third, to the subject underlying mortgage loan, in an amount equal to interest (other than default interest) due with respect to the subject underlying mortgage loan;

      o     fourth, to the subject underlying mortgage loan, in an amount equal to the principal balance of the subject underlying mortgage loan until paid in full;

      o     fifth, to the subject underlying mortgage loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the subject underlying mortgage loan;

      o     sixth, to the related B-Note Non-Trust Loan up to the amount of any unreimbursed costs and expenses paid by the holder of the related
            B-Note Non-Trust Loan;

      o     seventh, to the related B-Note Non-Trust Loan, in an amount equal to interest (other than default interest) due with respect to the related B-Note Non-Trust Loan;

      o     eighth, to the related B-Note Non-Trust Loan, in an amount equal to the principal balance of the related B-Note Non-Trust Loan until paid in full;

                                      S-120

      o     ninth, to the related B-Note Non-Trust Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the related B-Note Non-Trust Loan;

      o     tenth, to the subject underlying mortgage loan and the related
            B-Note Non-Trust Loan, in that order, in an amount equal to any unpaid default interest accrued on the subject underlying mortgage loan and the related B-Note Non-Trust Loan, respectively; and

      o     eleventh, to the subject underlying mortgage loan and the related
            B-Note Non-Trust Loan, pro rata, based upon the initial principal balances, any amounts actually collected that represent late payment charges, other than a prepayment premium or default interest, that are not payable to the applicable master servicer, the special servicer or the trustee; and

      o     twelfth, any excess, to the subject underlying mortgage loan and the related B-Note Non-Trust Loan, pro rata, based upon the initial principal balances.

      Notwithstanding the foregoing, amounts payable with respect to a B-Note
Non-Trust Loan that is part of the MezzCap Loan Combination will not be available to cover all costs and expenses associated with the related underlying mortgage loan. Unless a MezzCap Material Default exists with respect to the
MezzCap Loan Combination, payments of principal and interest with respect to the related B-Note Non-Trust Loan will be distributed to the holder of the related
B-Note Non-Trust Loan and, accordingly, will not be available to cover certain expenses that, upon payment out of the trust fund, will constitute Additional
Trust Fund Expenses. For example, a Servicing Transfer Event could occur with respect to the MezzCap Loan Combination, giving rise to special servicing fees, at a time when no MezzCap Material Default exists. In addition, following the resolution of all Servicing Transfer Events (and presumably all MezzCap Material
Defaults) with respect to the MezzCap Loan Combination, workout fees would be payable. The special servicer has agreed that special servicing fees, workout fees and principal recovery fees earned with respect to any B-Note Non-Trust
Loan that is part of the MezzCap Loan Combination will be payable solely out of funds allocable thereto. However, special servicing compensation earned with respect to an underlying mortgage loan that is part of the MezzCap Loan
Combination, as well as interest on related advances and various other servicing expenses, will be payable out of collections allocable to that underlying mortgage loan and/or general collections on the mortgage pool if collections allocable to the related B-Note Non-Trust Loan are unavailable or insufficient to cover such items.

      If, after the expiration of the right of the holder of the B-Note
Non-Trust Loan that is part of the MezzCap Loan Combination to purchase the related underlying mortgage loan (as described under "--Purchase Option" below), the related underlying mortgage loan or the subject B-Note Non-Trust Loan is modified in connection with a workout so that, with respect to either the related underlying mortgage loan or the subject B-Note Non-Trust Loan, (a) the outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of the MezzCap Loan Combination, then all payments to the trust, as the holder of the related underlying mortgage loan, will be made as if the workout did not occur and the payment terms of the related underlying mortgage loan will remain the same. In that case, the holder of the subject
B-Note Non-Trust Loan will be required to bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the related underlying mortgage loan or the subject B-Note Non-Trust Loan attributable to the workout
(up to the outstanding principal balance, together with accrued interest, of the subject B-Note Non-Trust Loan).

      So long as a MezzCap Material Default has not occurred with respect to the
MezzCap Loan Combination, the master servicer will have no obligation to collect payments with respect to the related B-Note Non-Trust Loan. A separate servicer of that B-Note Non-Trust Loan will be responsible for collecting amounts payable in respect of that B-Note Non-Trust Loan. That servicer will have no servicing duties or obligations with respect to the related underlying mortgage loan or the related mortgaged real property. If a MezzCap Material Default occurs with respect to the MezzCap Loan Combination, the master servicer or the special servicer, as applicable, will (during the continuance of that MezzCap Material
Default) collect and distribute payments for both the related underlying mortgage loan and the related B-Note Non-Trust Loan according to the sequential order of priority provided for in the MezzCap Intercreditor Agreement.

                                      S-121

      Consent Rights. Subject to certain limitations with respect to modifications and certain rights of the holder of a B-Note Non-Trust Loan that is part of the MezzCap Loan Combination to purchase the related underlying mortgage loan (as discussed in the next paragraph and under "--Purchase Option"
below), the holder of that B-Note Non-Trust Loan has no voting, consent or other rights with respect to the master servicer's or special servicer's administration of, or the exercise of rights and remedies with respect to, the
MezzCap Loan Combination.

      In the case of the MezzCap Loan Combination, the ability of the master servicer or the special servicer, as applicable, to enter into any assumption, amendment, deferral, extension, increase or waiver of any term or provision of the related B-Note Non-Trust Loan, the related underlying mortgage loan or the related loan documents, is limited by the rights of the holder of the related
B-Note Non-Trust Loan to approve modifications and other actions as contained in the MezzCap Intercreditor Agreement; provided that the consent of the holder of a B-Note Non-Trust Loan will not be required in connection with any modification or other action with respect to the MezzCap Loan Combination after the expiration of the right of the holder of the related B-Note Non-Trust Loan to purchase the related underlying mortgage loan; and provided, further, that no consent or failure to provide consent by the holder of the related B-Note
Non-Trust Loan may cause the master servicer or special servicer to violate applicable law or any term of the series 2007-8 pooling and servicing agreement, including the Servicing Standard. The holder of a B-Note Non-Trust Loan that is part of the MezzCap Combination may not enter into any assumption, amendment, deferral, extension, increase or waiver of the subject B-Note Non-Trust Loan or the related loan documents without the prior written consent of the trustee, as holder of the related underlying mortgage loan, acting through the master servicer and/or the special servicer as specified in the series 2007-8 pooling and servicing agreement.

      Purchase Option. In the case of the MezzCap Loan Combination, upon the occurrence of any one of certain defaults that are set forth in the MezzCap
Intercreditor Agreement, the holder of the related B-Note Non-Trust Loan will have the right to purchase the related underlying mortgage loan at a purchase price determined under the MezzCap Intercreditor Agreement and generally equal to the sum of (a) the outstanding principal balance of the related underlying mortgage loan, (b) accrued and unpaid interest on the outstanding principal balance of the related underlying mortgage loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the master servicer, the special servicer or the trustee with respect to the related mortgaged real property, together with any advance interest thereon, (d)
reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the MezzCap Loan Combination by the master servicer or the special servicer in accordance with its duties and related to an event of default, (e) any interest on any unreimbursed P&I advances made by the master servicer the trustee with respect to the related underlying mortgage loan, (f)
any related master servicing fees, primary servicing fees, special servicing fees and trustee's fees payable under the series 2007-8 pooling and servicing agreement, and (g) out-of-pocket expenses incurred by the trustee, the special servicer or the master servicer with respect to the MezzCap Loan Combination together with advance interest thereon.

ADDITIONAL LOAN AND PROPERTY INFORMATION

      Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the cut-off date for such mortgage loan, without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent with respect to any monthly debt service payment at any time since the date of its origination, without giving effect to any applicable grace period. None of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

      Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

      o     One hundred eighty-one (181) of the mortgaged real properties, securing approximately 33.0% of the initial mortgage pool balance and approximately 57.4% of the initial loan group 1 balance, are, in each case, a retail property, an office property or an
            industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25% of the net rentable area of the

                                      S-122

            particular property. A number of companies are major tenants at more than one of the mortgaged real properties.

      o     Sixty-eight (68) of the mortgaged real properties, securing approximately 8.3% of the initial mortgage pool balance and approximately 14.5% of the initial loan group 1 balance, are entirely or substantially leased to a single tenant.

      o     There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

      o     Certain tenant leases at the mortgaged real properties (including mortgaged real properties leased to a single tenant) have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter. See Annex A-1 to this prospectus supplement for information regarding lease term expirations with respect to the three largest tenants at the mortgaged real properties.

      o     Certain of the mortgaged real properties (for example, loan number 6 representing security for approximately 2.3% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 2 balance), are multifamily rental properties that have a material tenant concentration of students. Those kinds of mortgaged real properties may experience more fluctuations in occupancy rate than other types of properties.

      o     One (1) loan, representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance is secured by manufactured housing properties of which certain affiliates of the related borrower have master leased or may master lease portions of the mortgaged properties, and in turn sublease individual manufactured homes and lots to residential subtenants.

      o     With respect to certain of the mortgage loans, one or more of the tenants may be local, state or federal governmental entities
            (including mortgaged real properties leased to a single tenant).
            These entities may have the right to terminate their leases at any time, subject to various conditions, including notice to the landlord or a loss of available funding.

      o     With respect to certain of the mortgage loans, one or more tenants
            (which may include significant tenants) have lease expiration dates or early termination options, that occur prior to the maturity date of the related mortgage loan. Additionally, mortgage loans may have concentrations of leases expiring at varying rates in varying percentages prior to the related maturity date and in some situations, all of the leases, at a mortgaged real property may expire prior to the related maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties.

      o     With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property may be "dark", have yet to take possession of their leased premises or may have taken possession of their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases.

      Ground Leases. In the case of each of seven (7) mortgaged real properties, representing approximately 3.0% of the initial mortgage pool balance and approximately 5.2% of the initial loan group 1 balance, and approximately 0.1%
of the initial loan group 2 balance, the related mortgage constitutes a lien on the related borrower's leasehold or sub-leasehold interest in the subject mortgaged real property, but not on the corresponding fee interest. In each case
(except as specified below), the related ground lease or sub-ground lease, after giving effect to all extension options exercisable at the option of the relevant lender, expires more than ten (10) years after the stated maturity of the related mortgage loan and the ground lessor has agreed to give the holder of the related mortgage loan notice of, and the right to cure, any default or breach by the related ground lessee.

                                      S-123

      In the case of one (1) mortgage loan (loan number 3), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Executive Hills Portfolio, representing approximately 4.1% of the initial mortgage pool balance and approximately 7.1% of the initial loan group 1 balance, with respect to one of the nine mortgaged real properties included in the portfolio, the related borrower holds a fee simple interest for a majority of the subject mortgaged real property and a leasehold interest for a small portion of the subject mortgaged real property. Neither the building nor the parking structure are situated on the leasehold portion of the subject mortgaged property. Such leasehold portion only includes paved surface parking. The related ground lease for the leasehold portion of the subject mortgaged real property expires approximately five (5) years prior to the stated maturity of the related mortgage loan. The mortgage loan was closed with the borrower having
30 days to obtain, among other things, a twenty-five (25) year extension of the ground lease term from the ground lessor. The terms of the post-closing agreement have not yet been satisfied and the time frame has been extended an additional 60 days.

      In addition, in the case of one (1) mortgage loan, (loan number 28), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Residence Inn Carlsbad, representing approximately 0.8%
of the initial mortgage pool balance and approximately 1.4% of the initial loan group 1 balance, the mortgage loan is secured by both the related borrower's leasehold interest and the ground lessor's fee interest in the mortgaged property. Although this mortgaged real property is being characterized as a fee interest above, the mortgage loan documents permit the release of the fee interest subject to the satisfaction of certain conditions including:

      o     the ground lessor or any subsequent owner executes estoppel agreements required by the lender;

      o     the debt service coverage ratio is at least 1.35x (or if a mezzanine loan is in place, then the debt service coverage ratio must be at least 1.20x);

      o     the lender has received all required documentation to effectuate such release; and

      o     the sale is an arms-length transaction.

      See "Risk Factors--Lending on Ground Leases Creates Risks for Lenders That
Are Not Present When Lending on an Actual Ownership Interest in a Real Property"
and "Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in
the accompanying base prospectus.

      Additional and Other Financing.

      Additional Secured Debt. In the case of each of the Trust Mortgage Loans, the related mortgage also secures the related Non-Trust Loan, which will not be included in the trust fund. See "--The Loan Combinations" above for a description of certain aspects of the related Loan Combinations.

      In the case of one (1) mortgage loan, (loan number 61), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Casino Self Storage, representing approximately 0.4% of the initial mortgage pool balance and approximately 0.7% of the initial loan group 1 balance, there is a junior lien on the related mortgaged property held by the City of Moorpark,
California. Pursuant to a certain 2003 settlement agreement resulting from a zoning dispute between the related borrower and the city, the city agreed to a certain zoning classification and the related borrower agreed to pay the city
$1,200,000 in installments over a period of 14 years. The related borrower's obligation to pay the city is secured by a deed of trust which is junior to any permanent financing , including the mortgage loan, pursuant to a subordination agreement in favor of any permanent lender. The outstanding balance on the deed of trust is $960,000.

      In the case of eight (8) mortgage loans, representing approximately 7.0%
of the initial mortgage pool balance (five (5) mortgage loans in loan group 1, representing approximately 9.7% of the initial loan group 1 balance, and three
(3) mortgage loans in loan group 2, representing approximately 3.3% of the initial loan group 2 balance), the owners of the related borrowers are permitted to incur subordinate debt secured by a lien on the related mortgaged real property, as identified in the table below. The incurrence of this subordinate indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

      o     consent of the mortgage lender;

                                      S-124

      o     satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject subordinate debt may not exceed a specified percentage of the value of the related mortgaged real property and debt service coverage tests, which provide that the combined debt service coverage ratio of the related mortgage loan and the subject subordinate loan may not be less than a specified number;

      o     subordination of the subordinate debt pursuant to a subordination and intercreditor agreement; and/or

      o     confirmation from each rating agency that the subordinate financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

                                            MORTGAGE LOAN CUT-OFF   MAXIMUM COMBINED LTV
LOAN GROUP     MORTGAGED REAL PROPERTY          DATE BALANCE               RATIO           MINIMUM COMBINED DSCR
----------   ----------------------------   ---------------------   --------------------   ---------------------

     1       Executive Hills Portfolio          $99,900,000                 80%                     1.20x
             Pride Drive Business
     1          Center(1)                        23,500,000                 80%                     1.20x
     2       The Haven Apartments                23,000,000                 80%                     1.20x
     2       Edge Lake Apartments(2)              9,000,000                 80%                     1.10x
     1       Douglasville Day Center(3)           6,900,000                 75%                     1.25x(3)
     1       Paramount Self Storage               2,840,565                 70%                     1.40x
     2       Swansonian Apartments                2,300,000                 80%                     1.20x
     1       1515 Walsh Ave Industrial(4)         2,126,207                 75%                     1.25x

_____________

(1)   Not permitted to be incurred in the first 12 months of the related loan closing or in the 24 months prior to the loan maturity date.

(2)   Not permitted to be incurred until 12 months after the related loan closing date.

(3)   Not permitted to be incurred in the first 24 months of the related loan closing. DSCR shown is the actual DSCR. The DSCR assuming an interest rate of 9.25% is 1.15x.

(4)   Not permitted to be incurred until 6 months after the related loan closing date.

      Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties without the lender's consent.
See "Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other
Loans May Reduce the Cash Flow Available to the Mortgaged Real Property Which
May Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a
Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this prospectus supplement. See also, See "Risk Factors--Additional
Secured Debt Increases the Likelihood That a Borrower Will Default on a Mortgage
Loan Underlying Your Offered Certificates" and "Legal Aspects Of Mortgage
Loans--Subordinate Financing" in the accompanying base prospectus.

      Mezzanine Debt. In the case of three (3) mortgage loans, representing approximately 1.1% of the initial mortgage pool balance (one (1) mortgage loan in loan group 1, representing approximately 0.4% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately
1.9% of the initial loan group 2 balance), the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as indicated in the table below.

                                                                                                          INTEREST
                                          MORTGAGE        ORIGINAL                                         RATE ON
 LOAN    LOAN     MORTGAGED PROPERTY    LOAN CUT-OFF   MEZZANINE DEBT    AGGREGATE     MATURITY DATE OF   MEZZANINE
NUMBER   GROUP           NAME           DATE BALANCE      BALANCE       DEBT BALANCE    MEZZANINE LOAN      LOAN
------   -----   --------------------   ------------   --------------   ------------   ----------------   ---------

  55       2     Plaza Apartments       $ 11,120,000     $1,380,000     $ 12,500,000        5/8/12         12.50%
  70       2     Brooklyn Apartments    $  8,800,000     $  340,000     $  9,140,000        5/8/17         12.50%
                 Mooresville Town
  89       1        Square              $  6,067,231     $  580,000     $  6,647,231       7/18/17         12.50%

      In the case of each of the above described mortgage loans with existing mezzanine debt, the mezzanine loan was made by the related mortgage loan seller as mezzanine lender simultaneously with the origination of the mortgage loan and is subject to an intercreditor agreement entered into between the holder of the mortgage loan and

                                      S-125

the mezzanine lender, under which, generally, among other covenants and agreements between the mezzanine lender and the mortgage lender, the mezzanine lender--

      o     has agreed, among other things, not to acquire the equity ownership interests in the related mortgage borrower constituting collateral securing its related mezzanine loan without either the consent of the holder of the mortgage loan or written confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the then current ratings of the offered certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and, in certain cases, the delivery of an acceptable non-consolidation opinion letter by counsel, and

      o     has subordinated and made junior its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related mortgage loan if that mortgage loan becomes a defaulted mortgage loan, and the option to cure the default.

      In the case of thirty-two (32) mortgage loans, representing approximately
20.0% of the initial mortgage pool balance (twenty-six (26) mortgage loans in loan group 1, representing approximately 26.4% of the initial loan group 1 balance, and six (6) mortgage loans in loan group 2, representing approximately
11.3% of the initial loan group 2 balance), the owners of the related borrowers are permitted to pledge their ownership interests in the borrowers as collateral for mezzanine debt in the future, as identified in the table below. The incurrence of this mezzanine indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

      o     consent of the mortgage lender;

      o     satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject mezzanine debt may not exceed a specified percentage of the value of the related mortgaged real property and debt service coverage tests, which provide that the combined debt service coverage ratio of the related mortgage loan and the subject mezzanine loan may not be less than a specified number;

      o     subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and/or

      o     confirmation from each rating agency that the mezzanine financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

    FUTURE MEZZ
--------------------
                                                                 MORTGAGE         MAX
                LOAN                                              CUT-OFF       COMBINED
LOAN NUMBER     GROUP               PROPERTY NAME                 BALANCE         LTV        MIN COMBINED DSCR
-----------    -------   -----------------------------------    -----------     ---------    ------------------

     4            1          Peninsula Beverly Hills(1)         $79,300,000       80%              1.15x(7)
     6            2       Towers at University Town Center      $56,835,903       90%              1.05x
     8            1        Douglas Corporate Center I & II      $36,000,000       75%               N/A
    13            1               Hilltop Plaza(8)              $24,600,000       80%              1.20x(7)
    15            1        Pride Drive Business Center(2)       $23,500,000       80%              1.20x
    17            1            Hollister Business Park          $23,000,000       85%              1.10x
    16            2             The Haven Apartments            $23,000,000       90%              1.05x
    28            1           Residence Inn Carlsbad(1)         $19,000,000       80%              1.20x(7)
    29            1           CVS Distribution Facility         $18,700,000       76%              1.50x
    32            1            Edgewater in Denver(4)           $17,600,000       80%              1.20x(7)
    34            2              Oakleigh Apartments            $15,471,261       85%              1.10x
    37            1          Legacy Oaks at Spring Hill         $15,000,000       85%              1.07x
    36            1               Solita Soho Hotel             $15,000,000       75%              1.40x
    44            1          Celebration at Six Forks(4)        $13,370,000       90%              1.10x
    46            1      Alexander Village at Brier Creek(4)    $13,150,000       90%              1.10x
    56            2           PKL Multifamily Portfolio         $11,080,000       90%               N/A

                                      S-126

    FUTURE MEZZ
--------------------
                                                                 MORTGAGE         MAX
                LOAN                                              CUT-OFF       COMBINED
LOAN NUMBER     GROUP               PROPERTY NAME                 BALANCE         LTV        MIN COMBINED DSCR
-----------    -------   -----------------------------------    -----------     ---------    ------------------

    60            1           Federal Way Crossings II          $10,500,000        80%             1.20x
    62            1          El Pueblito Shopping Center        $10,000,000        90%             1.05x
    68            2            Edge Lake Apartments(3)          $ 9,000,000        80%             1.10x
    79            1              Walgreens - Tarzana            $ 6,870,000        85%             1.10x
    91            1      Raleigh Eastgate Shopping Center(4)    $ 6,000,000        90%             1.10x
    95            1              Grandview Plaza(5)             $ 5,700,000        80%             1.16x(6)
    100           1                 HK Systems(9)               $ 5,300,000        80%             1.15x
    113           1              925 Broadbeck Drive            $ 4,305,000        85%             1.07x
    117           1           PKL Commercial Portfolio          $ 4,200,000        90%              N/A
    121           1             Carson Street Retail            $ 3,877,931        80%             1.15x
    122           1              Kerr Drug - Durham             $ 3,820,000        90%             1.05x
    124           1           Kerr Drug - Hillsborough          $ 3,720,000        90%             1.05x
    138           1             2247 North Milwaukee            $ 2,997,340        80%             1.20x
    149           1                 FedEx Moline                $ 2,725,000        85%             1.05x
    179           1                PetCo - Modesto              $ 2,000,000        80%             1.15x
    193           2           Saticoy Street Apartments         $ 1,650,000        75%             1.20x(7)

_____________________________________

(1)   Not permitted to be incurred until 24 months after the securitization closing date.

(2)   Not permitted to be incurred in the first 12 months of the related loan closing or in the 24 months prior to the loan maturity date.

(3)   Not permitted to be incurred in the first 12 months of the related loan closing.

(4)   Not permitted to be incurred in the first 24 months of the related loan closing.

(5)   Not permitted to be incurred in the first 36 months of the related loan closing.

(6)   The DSCR must be equal to or greater than the DSCR of the related mortgage loan at closing.

(7)   DSCR shown for each loan is the actual DSCR. The DSCR for each loan assuming an interest rate of 9.25% is 1.00x, 0.90x, 0.90x, 0.90x and
      1.00x, respectively.

(8)   Not permitted to be incurred until 24 months after the related loan closing and only in connection with the transfer of property and assumption of the loan pursuant to the related loan agreement.

(9)   LTV and DSCR shown are after a transfer of the related mortgaged property.
      The LTV and DSCR prior to such transfer are 90% and 1.07x, respectively.

      While a mezzanine lender has no security interest in or rights to the mortgaged real property securing the related mortgage borrower's mortgage loan, a default under a mezzanine loan could cause a change in control in the related mortgage borrower as a result of the realization on the pledged ownership interests by the mezzanine lender. See "Risk Factors--Risks Relating to the
Mortgage Loans--A Borrower's Other Loans May Reduce the Cash Flow Available to
the Mortgaged Real Property Which May Adversely Affect Payment on Your
Certificates; Mezzanine Financing Reduces a Principal's Equity in, and Therefore
Its Incentive to Support, a Mortgaged Real Property" in this prospectus supplement.

      Unsecured and Other Debt. The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including, but not limited to, trade payables and capital expenditures, or from incurring indebtedness and/or entering into financing leases secured by or covering equipment or other personal property located at or used in connection with the mortgaged real property. Therefore, under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not prohibited from incurring additional debt.

                                      S-127

      In addition to the foregoing types of additional debt a borrower may have incurred or is permitted to incur, we are aware, that in the case of two (2)
mortgage loans (loan numbers 42 and 93), representing approximately 0.8% of the initial mortgage pool balance, the related borrowers have incurred, or are permitted to incur, subordinate unsecured indebtedness.

      In the case of one mortgage loan (loan number 2) secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon
Portfolio, representing approximately 10.3% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance, certain affiliates of the related borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in the related borrower, in the maximum amount of up to (x) $15,000,000 during the first year of the related mortgage loan and (y) $25,000,000 thereafter.

      Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

      Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

      o     the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

      o     whether existing replacement cost hazard insurance or, if necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

            1.    to satisfy the entire mortgage loan; or

            2.    taking into account the cost of repair, to pay down the
                  mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

      Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

      Lockboxes. Fifty-nine (59) mortgage loans, representing approximately
56.9% of the initial mortgage pool balance (fifty-one (51) mortgage loans in loan group 1, representing approximately 50.6% of the initial loan group 1 balance and eight (8) mortgage loans in loan group 2, representing approximately
65.5% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

                                      S-128

      o     LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily and manufactured housing properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter"
            receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

            1.    in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits; or

            2.    to the borrower on a daily or other periodic basis, until the occurrence of a triggering event, following which the funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

            In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted. In other cases, the related loan documents require the borrower to establish the lockbox but each account has not yet been established.

            For purposes of this prospectus supplement, a lockbox is considered to be a "hard" lockbox when income from the subject property is paid directly by tenants (or, with respect to manufactured housing properties, by borrowers or a property manager) into a lockbox account controlled by the lender. A lockbox is considered to be a
            "soft" lockbox (for all property types other than manufactured housing) when income from the subject property is paid into a lockbox account controlled by the lender, by the borrower or a property manager.

      o     SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service payments, taxes and insurance and reserve account deposits. Examples of triggering events may include:

            1.    a failure to pay the related mortgage loan in full on or
                  before any related anticipated repayment date; or

            2.    a decline by more than a specified amount, in the net
                  operating income of the related mortgaged real property; or

            3.    a failure to meet a specified debt service coverage ratio; or

            4.    an event of default under the mortgage.

      For purposes of this prospectus supplement, a springing lockbox is an account, which may be a hard or soft lockbox, that is required to be established by the borrower upon the occurrence of a trigger event.

      The fifty-nine (59) mortgage loans referred to above provide for lockbox accounts as follows:

                                                     % OF INITIAL     % OF INITIAL LOAN    % OF INITIAL LOAN
                                     NUMBER OF       MORTGAGE POOL    GROUP 1 PRINCIPAL    GROUP 2 PRINCIPAL
            LOCKBOX TYPE           MORTGAGE LOANS       BALANCE            BALANCE              BALANCE
-------------------------------    --------------    -------------    -----------------    ------------------

Hard                                    33              40.7%               28.9%                56.6%
Soft                                     7               6.9%                5.3%                 8.9%
None at Closing, Springing Hard         11               6.4%               11.2%                 0.0%
None at Closing, Springing Soft          6               2.3%                3.9%                 0.0%
Soft at Closing, Springing Hard          2               0.7%                1.2%                 0.0%

                                      S-129

      Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

      o     hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

            1.    the outstanding principal balance of the mortgage loan; and

            2.    the full insurable replacement cost or insurable value of the improvements located on the insured property;

      o     if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency
            Management Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines, in an amount that is equal to the least of--

            1.    the outstanding principal balance of the related mortgage
                  loan;

            2.    the full insurable replacement cost or insurable value of the improvements on the insured property; and

            3.    the maximum amount of insurance available under the National
                  Flood Insurance Act of 1968;

      o     commercial general liability insurance against claims for personal and bodily injury, death or property damage; and

      o     business interruption or rent loss insurance.

      Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

      In general, the mortgaged real properties securing the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. However, with respect to the following mortgaged properties located in California, identified on Annex A-1 as loan numbers 197,
209, 214, 215, 216, 217 and 218, no seismic studies were conducted. With respect to any seismic study conducted in California or other locations, except as indicated in the following sentence, none of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20% of the estimated replacement cost of the improvements. In the case of the mortgage loan identified on Annex A-1 to this prospectus supplement as Bank of Everett Tower, representing approximately 0.3% of the initial mortgage pool balance and approximately 0.6% of the initial loan group 1 balance, the probable maximum loss exceeds 20% and the related borrower has earthquake insurance in place. In the case of the mortgage loans identified on
Annex A-1 to this prospectus supplement as 1544 Placentia Ave Apartments and
1607 Greenfield Apartments, collectively representing approximately 0.2% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 2 balance, although the probable maximum loss was determined to exceed 20%, the lender waived its requirement that the borrower carry earthquake insurance In the case of the mortgage loan identified on Annex A-1 to this prospectus supplement as U-Haul Vacaville, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, although the probable maximum loss was determined to exceed 25%, the lender waived its requirement that the borrower carry earthquake insurance.

                                      S-130

      Each master servicer (with respect to each of the mortgage loans serviced by it, including those of such mortgage loans that have become specially serviced mortgage loans), and the special servicer, with respect to REO
Properties, will be required to use reasonable efforts, consistent with the
Servicing Standard, to cause each borrower to maintain, or if the borrower does not maintain, the applicable master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage.

      Where insurance coverage at the mortgaged real property for any mortgage loan is left to the lender's discretion, the master servicers will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A" by each of S&P and Fitch
(or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by a master servicer, such insurance must be from insurers that meet such requirements. In addition to the foregoing, neither master servicer will be required to cause to be maintained or to itself obtain and maintain any earthquake or environmental insurance policy unless a policy providing such coverage was in effect either at the time of the origination of the related mortgage loan or at the time of initial issuance of the certificates.

      In some cases, however, insurance may not be available from insurers that are rated by any of S&P and Fitch. In that case, the applicable master servicer or the special servicer, as the case may be, will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

      Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the mortgage loans in the trust. See "Risk Factors--Risks Related to the Mortgage Loans--The Absence or
Inadequacy of Insurance Coverage on the Property May Adversely Affect Payments
on Your Certificates" in this prospectus supplement and "Risk Factors--Lack of
Insurance Coverage Exposes a Trust to Risk for Particular Special Hazard Losses"
in the accompanying base prospectus.

      With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

      o     to restore the mortgaged real property; or

      o     towards payment of the mortgage loan.

      If any mortgaged real property is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan.
The special servicer will not be required to obtain any insurance for an REO
Property that was previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) as determined by the special servicer following due inquiry conducted in a manner consistent with the
Servicing Standard and subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

      The master servicers and the special servicer may each satisfy their obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy or a master force-placed insurance policy insuring (or entitling the applicable party to obtain insurance) against hazard losses on all of the mortgage loans for which they are responsible. If any blanket insurance policy maintained by a master servicer or the special servicer contains a deductible clause, however, the applicable master servicer or the

                                      S-131

special servicer,  as the case may be, will be required,  in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

      o     are not paid because of the deductible clause; and

      o     would have been paid if an individual hazard insurance policy referred to above had been in place.

      The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

ASSESSMENTS OF PROPERTY CONDITION

      Property Inspections. All of the mortgaged real properties for the mortgage loans were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

      Appraisals. All of the mortgaged real properties for the mortgage loans were appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute in accordance with the Federal Institutions Reform, Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this prospectus supplement.

      Environmental Assessments. A third-party environmental consultant conducted a Phase I environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to the mortgaged real properties, other than the mortgaged real properties securing the mortgage loans identified on Annex A-1 to this prospectus supplement as loan numbers 115, 152, 159, 160, 165, 171, 191, 197,
198, 199, 201, 203, 209, 210, 213, 214, 215, 216, 217 and 218. All of the Phase
I environmental site assessments or updates occurred during the 12-month period ending on the cut-off date, except with respect to loan numbers 7.15.

      In the case of three (3) mortgaged real properties, representing approximately 0.6% of the initial mortgage pool balance, and approximately 1.1%
of the initial loan group 1 balance, a third-party consultant also conducted a
Phase II environmental site assessment of each such mortgaged real property.

      The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

      If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

      o     an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

                                      S-132

      o     an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

      o     those conditions were remediated or abated prior to the closing date; or

      o     a letter was obtained from the applicable regulatory authority stating that no further action was required; or

      o     an environmental liability insurance policy was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

      o     in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil
            contamination, a responsible party has been identified under applicable law, and generally either--

            1.    that condition is not known to have affected the mortgaged real property; or

            2.    the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                  required, established a remediation fund, engaged in
                  responsive remediation, or provided an indemnity or guaranty to the borrower; or

            3.    an environmental insurance policy was obtained (which was not for the primary benefit of a secured lender).

      In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

      o     the establishment of an operation and maintenance plan to address the issue, or

      o     in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

      In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation. This could result in a claim for damages by any party injured by that condition. In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

      In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

      In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

      o     to carry out the specific remedial measures prior to closing;

      o     carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject mortgage loan, deposit with the lender a cash reserve in an amount generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

      o     to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

                                      S-133

      Some borrowers under the mortgage loans have not satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented.

      In some cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

      o     the mortgaged real property had not been affected or had been minimally affected,

      o     the potential for the problem to affect the mortgaged real property was limited, or

      o     a person responsible for remediation had been identified.

      The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

      o     us,

      o     any of the other parties to the pooling and servicing agreement,

      o     any of the mortgage loan sellers,

      o     any of the underwriters, or

      o     the affiliates of any of these parties.

      There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

      See "Risk Factors--Risks Related to the Mortgage Loans--Lending on
Income-Producing Real Properties Entails Environmental Risks" in this prospectus supplement.

      Secured Creditor Environmental Insurance Policy. Certain mortgaged real properties are covered by individual secured creditor impaired property environmental insurance policies. In general, each policy insures the trust fund against losses resulting from certain known and unknown environmental conditions in violation of applicable environmental standards at the subject mortgage real properties during the applicable policy periods, which periods continue at least five years beyond the maturity date of the mortgage loans to which they relate, provided no foreclosure has occurred. Subject to certain conditions and exclusions, each insurance policy, by its terms, generally provides coverage, up to a maximum of 125% of the original loan balance against (i) losses resulting from default under the mortgage loans to which they relate if on site environmental conditions in violation of the applicable environmental standards are discovered at the mortgage real properties during the policy periods and no foreclosures of the mortgaged real properties have taken place, (ii) clean-up costs discovered by the insured resulting from environmental conditions in violation of the applicable environmental standards at or emanating from the mortgaged real properties, and (iii) losses from third-party claims against the trust during the policy period for any losses for bodily injury, property damage or related claim expenses caused by conditions in violation of applicable environmental standards.

      The premiums for each of the secured creditor impaired property policies described above, have been or, as of the date of initial issuance of the offered certificates, will have been paid in full. We cannot assure you, however, that should environmental insurance be needed, coverage would be available or uncontested, that the terms and conditions of such coverage would be met, that coverage would be sufficient for the claims at issue or that coverage would not be subject to certain deductibles.

                                      S-134

      Engineering Assessments. Except as indicated in the following paragraph, in connection with the origination of the mortgage loans, a licensed engineer inspected the related mortgaged real properties except the properties securing the mortgage loans identified on Annex A-1 to this prospectus supplement as loan numbers 115, 151, 152, 159, 160, 165, 171, 176, 191, 197, 198, 199, 201, 203,
209, 210, 213, 214, 215, 216, 217 and 218, to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting engineering reports were prepared:

      o     in the case of six hundred forty-two (642) mortgaged real
            properties, representing security for approximately 98.5% of the initial mortgage pool balance, during the 12-month period preceding the cut-off date,

      The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. Generally, with respect to a majority of the mortgaged real properties, where the engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

ASSIGNMENT OF THE MORTGAGE LOANS

      On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the trust. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

      In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the custodian with respect to each of the mortgage loans--

      o     either:

            1.    the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

            2.    if the original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

      o     the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

      o     the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

      o     either:

            1.    a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name if delivered in blank and except for missing recording information; or

            2.    a certified copy of that assignment as sent for recording;

                                      S-135

      o     either:

            1.    a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
                  recordable form except for completion of the assignee's name if delivered in blank and except for missing recording
                  information; or

            2.    a certified copy of that assignment as sent for recording;

      o     an original or copy of the lender's policy or certificate of title insurance or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

      o     in those cases where applicable, the original or a copy of the related ground lease;

      o     originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the related mortgage instrument or promissory note have been consolidated or modified or the subject mortgage loan has been assumed; and

      o     a copy of any related letter of credit (the original of which will be required to be delivered to the applicable master servicer).

provided that mortgage loan seller may deliver certain documents, including those identified in the third, fourth and fifth bullets, within the 30-day period following the date of issuance of the offered certificates.

      The custodian is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the custodian will be further required to conduct a review of those documents.
The scope of the custodian's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, either master servicer, the special servicer or custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

      If--

      o     any of the above-described documents required to be delivered by the respective mortgage loan sellers to the custodian is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

      o     that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against us described below under "--Repurchases and Substitutions," provided that no document defect (other than with respect to a mortgage note, mortgage, title insurance policy, ground lease or any letter of credit) will be considered to materially and adversely affect the interests of the certificateholders or the value of the related mortgage loan unless the document with respect to which the document defect exists is required in connection with an imminent enforcement of the lender's rights or remedies under the related mortgage loan, defending any claim asserted by any borrower or third party with respect to the mortgage loan, establishing the validity or priority of any lien on any collateral securing the mortgage loan or for any immediate servicing obligations.

                                      S-136

      Within a specified period following the later of--

      o     the date on which the offered certificates are initially issued; and

      o     the date on which all recording information necessary to complete the subject document is received by the custodian,

the custodian or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

REPRESENTATIONS AND WARRANTIES

      In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the issuance date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

      (a)   The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

      (b)   Immediately prior to its transfer and assignment of the mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

      (c)   The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in clause (d)
            below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and there are no other liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the Permitted
            Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

      (d)   The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related borrower in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (2) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (3) public policy considerations regarding provisions purporting to provide indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1),
            (2) and (3), such limitations or unenforceability will not render those loan documents invalid as a whole or substantially interfere with the lender's realization of the principal benefits and/or security provided thereby.

      (e)   It has not received notice and has no actual knowledge, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

                                      S-137

      (f)   There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a marked up title insurance commitment binding on the title insurer) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or, if more than one, mortgage instruments, in the original principal amount of the mortgage loan after all advances of principal, subject only to Permitted
            Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

      (g)   The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

      (h)   If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be substituted in accordance with the deed of trust and applicable law.

      (i)   Except as identified in the engineering report prepared by an independent engineering consultant obtained in connection with the origination of the mortgage loan (if such a report was prepared), to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance.

      In addition to the above-described representations and warranties, each mortgage loan seller will also make additional representations and warranties regarding the mortgage loans being sold by them to depositor, which (subject to certain exceptions specified in each mortgage loan purchase agreement), will include representations and warranties generally to the following effect:

      o     the borrower is obligated to be in material compliance with environmental laws and regulations;

      o     the mortgage loan is eligible to be included in a REMIC;

      o     there are no liens for delinquent real property taxes on the related mortgaged real property;

      o     the related borrower is not the subject of bankruptcy proceedings;

      o     if applicable, a mortgage loan secured by a borrower's leasehold interest contains certain provisions for the benefit of the lender;
            and

      o     the borrower is obligated to provide financial information regarding the related mortgaged real property on at least an annual basis.

REPURCHASES AND SUBSTITUTIONS

      In the case of (i) a breach of any of the loan-specific representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of a mortgage loan or the interests of the certificateholders in that mortgage loan or (ii) a material document defect as described above under "--Assignment of the Mortgage Loans" above, the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the Closing Date) and pay any substitution shortfall amount or to repurchase the affected

                                      S-138

mortgage loan within such 90-day period at the purchase price described below;
provided that, unless the breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum (without duplication) of--

      o     the unpaid principal balance of that mortgage loan at the time of purchase, plus

      o     all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase (exclusive of any portion of that interest that constitutes Additional Interest), plus

      o     all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

      o     all unreimbursed servicing advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

      o     any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the applicable master servicer, the special servicer, the trustee or the trust fund in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

      o     other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees, plus

      o     if the circumstances (which are discussed under "Servicing of the
            Mortgage Loans--Servicing and Other Compensation and Payment of
            Expenses--The Principal Recovery Fee") under which a principal recovery fee would be payable to the special servicer are present, a principal recovery fee.

      If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above, (ii) such mortgage loan is then a Crossed Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to any other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group unless (A) the weighted average debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution; and
(B) the weighted average loan-to-value ratio of the remaining related Crossed
Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected
Crossed Loan, at the time of repurchase or substitution. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

      To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, we and the related mortgage loan seller will agree in the related mortgage loan purchase agreement to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise

                                      S-139

of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the
Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of material impairment as a result of the exercise of remedies.

      Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

      o     the affected mortgaged real property(ies) may be released pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies) are, in fact, released,

      o     the remaining mortgaged real property(ies) satisfy the requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of either REMIC I or REMIC II under the Code, and

      o     the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

      Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

      The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and maturities, as well as the other characteristics of the mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

      A current report on Form 8-K, together with the pooling and servicing agreement, will be filed with the Securities and Exchange Commission and be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                                      S-140

                            TRANSACTION PARTICIPANTS

THE ISSUING ENTITY

      In connection with the issuance of the certificates, the issuing entity will be ML-CFC Commercial Mortgage Trust 2007-8, a common law trust created under the laws of the State of New York pursuant to the pooling and servicing agreement. ML-CFC Commercial Mortgage Trust 2007-8 is sometimes referred to in this prospectus supplement and the accompanying base prospectus as the "issuing entity," the "trust" or the "trust fund." We will transfer the mortgage loans to the trust in exchange for the issuance of the certificates to us or at our direction. The trust assets will initially consist of the mortgage loans, any collections of interest or principal thereon that are allocable to the period after the cut-off date but were received on or prior to the date of initial issuance of the certificates, and any related reserve or escrow funds being held pending application as of the date of initial issuance of the certificates.

      The trust's activities will be limited to the transactions and activities entered into in connection with the securitization described in this prospectus supplement and, except for those activities, the trust will not be authorized and will have no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities.
Consequently, the trust will not be permitted to hold any assets, or incur any liabilities, other than those described in this prospectus supplement. Because the trust will be created pursuant to the pooling and servicing agreement, the trust and its permissible activities can only be amended or modified by amending the pooling and servicing agreement. See "Description of the Governing
Documents--Amendment" in the accompanying base prospectus. The fiscal year end of the trust will be December 31.

      The trust will not have any directors, officers or employees. The trustee, the master servicers and the special servicer will be responsible for administration of the trust assets, in each case to the extent of its duties expressly set forth in the pooling and servicing agreement. Those parties may perform their respective duties directly or through sub-servicers and/or agents.

      Because the trust fund will be a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a "business trust."

THE DEPOSITOR

      We are Merrill Lynch Mortgage Investors, Inc., the depositor for the series 2007-8 securitization transaction. We will acquire the mortgage loans from the sponsors and the other mortgage loan seller and will transfer the mortgage loans to the trust. At this time, we are only engaged in the securitization of mortgage loans of the type described in the accompanying base prospectus. The accompanying base prospectus contains a more detailed description of us under the heading "The Depositor."

THE SPONSORS AND MORTGAGE LOAN SELLERS

      MERRILL LYNCH MORTGAGE LENDING, INC. Merrill Lynch Mortgage Lending, Inc.
("MLML"), our affiliate, an affiliate of Merrill Lynch, Pierce, Fenner & Smith
Incorporated, one of the underwriters and an affiliate of Merrill Lynch Capital
Services, Inc., the swap counterparty, is one of the sponsors and mortgage loan sellers. MLML has been originating and/or acquiring multifamily and commercial mortgage loans for securitization since 1994.

                                      S-141

      The table below indicates the size and growth of MLML's commercial mortgage loan securitization program:

    MERRILL LYNCH MORTGAGE LENDING US LOAN SECURITIZATION/SALE (IN MILLIONS)

                                 2004        2005        2006       YTD 2007
                               --------    --------    --------     --------
Fixed Rate Loans               $1,965.7    $5,252.1    $6,525.0     $3,122.8
Floating Rate Loans               532.0     1,515.5     2,235.0        318.5
                               --------    --------    --------     --------
TOTAL                          $2,497.7    $6,767.6    $8,760.0     $3,441.3

      For additional information regarding MLML, see "The Sponsor" in the accompanying base prospectus.

      COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. Countrywide Commercial
Real Estate Finance, Inc. ("CRF") is a California corporation with its principal offices located in Calabasas, California. CRF is a wholly owned direct subsidiary of Countrywide Capital Markets, Inc., which is a wholly owned direct subsidiary of Countrywide Financial Corporation. Countrywide Financial
Corporation, through its subsidiaries, provides mortgage banking and diversified financial services in domestic and international markets. Founded in 1969,
Countrywide Financial Corporation is headquartered in Calabasas, California. CRF is an affiliate of Countrywide Securities Corporation, one of the underwriters and a registered broker dealer specializing in underwriting, buying, and selling mortgage backed debt securities. CRF is also an affiliate of Countrywide Home
Loans, Inc. ("CHL"), a New York corporation headquartered in Calabasas, CA. CHL is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. CHL originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated or serviced by CHL are principally first lien, fixed or adjustable rate mortgage loans secured by single family residences. CHL and its consolidated subsidiaries, including Countrywide Servicing, service substantially all of the mortgage loans CHL originates or acquires. In addition, Countrywide Servicing has purchased in bulk the rights to service mortgage loans originated by other lenders.

      CRF was founded in 2004 and originates and purchases from other lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage backed securitization ("CMBS") transactions. CRF also engages in the origination, and/or buying and selling, of mortgages and other interests related to commercial real estate for investment and other purposes.

      Neither CRF, CHL, Countrywide Servicing nor any of their affiliates services the commercial and multifamily loans that CRF originates or acquires for securitization in CMBS transactions.

      The table below indicates the size and growth of CRF's commercial mortgage loan origination program:

        COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN ORIGINATION (IN MILLIONS)

                                                           THROUGH
                         2004        2005        2006     6/30/07(1)      TOTAL
                        ------     --------    --------   ----------   ---------
Fixed Rate Loans        $358.4     $3,564.2    $4,488.3    $3,843.7    $12,254.6
Floating Rate Loans     $  0       $  360.6    $1,182.6      $839.4     $2,382.6
                        ------     --------    --------   ----------   ---------
TOTAL                   $358.4     $3,924.8    $5,670.9    $4,683.1    $14,637.2

_______________

(1)   Does not include the series 2007-8 securitization.

      CRF's Securitization Program. CRF originates multifamily and commercial mortgage loans throughout the United States since 2004 and may potentially originate abroad. CRF originates both fixed and floating rate multifamily and commercial mortgage loans. To date, substantially all of the multifamily and commercial mortgage loans contributed to commercial mortgage securitizations by
CRF have been originated, directly or through correspondents, by CRF.

                                      S-142

      In the normal course of its securitization program, CRF, may also acquire multifamily and commercial mortgage loans from various third party originators.
These mortgage loans may have been originated using underwriting guidelines not established by CRF. The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

      CRF may also originate multifamily and commercial mortgage loans in conjunction with third party correspondents and, in those cases, the third party correspondents may perform the underwriting based on various criteria established or reviewed by CRF, and CRF would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

      In connection with its commercial mortgage securitization transactions,
CRF generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity for the related securitization. The issuing entity issues commercial mortgage pass through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

      CRF and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. Neither CRF nor any of its affiliates acts as servicer of any multifamily or commercial mortgage loan in the commercial mortgage securitizations for which it contributes these loans. Instead, CRF and/or the applicable depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund established with respect to a series of certificates.

      In connection with CRF contributing mortgage loans to a commercial mortgage securitization transaction, CRF may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

      o     deliver various specified loan documents;

      o     file and/or record or cause a third party to file and/or record on its behalf various specified loan documents and assignments of those documents; and

      o     make various loan specific representations and warranties.

      If it is later determined that any mortgage asset contributed by CRF fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then after being notified, CRF will generally have an obligation to cure the subject defect, omission or breach or to repurchase or, under certain circumstances, substitute the subject mortgage asset.

      The table below indicates the size and growth of CRF's commercial mortgage loan securitization program:

    COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN SECURITIZATION/SALE (IN MILLIONS)

                          2005         2006     THROUGH 6/30/2007(1)     TOTAL
                        --------     --------    -------------------   ---------
Fixed Rate Loans        $2,911.5     $4,240.3         $3,327.6         $10,479.4
Floating Rate Loans        102.1        335.7            324.4             762.2
                        --------     --------    -------------------   ---------
TOTAL                   $3,013.6     $4,576.0         $3,652.0         $11,241.6

________________

(1)   Does not include the series 2007-8 securitization.

      CRF's Underwriting Standards. Set forth below is a discussion of certain general underwriting guidelines of CRF with respect to multifamily and commercial mortgage loans originated by CRF. The underwriting guidelines described below may not apply to multifamily and commercial mortgage loans acquired by CRF from third party originators.

      Notwithstanding the discussion below, given the unique nature of income producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or

                                      S-143

commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--CRF's Underwriting
Standards" section.

      1.    LOAN ANALYSIS. CRF performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single purpose entities, although exceptions may be made from time to time on a case by case basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, a current rent roll, a budget and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances, CRF's underwriting staff and/or legal counsel will review leases of significant tenants. CRF may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. CRF generally requires third party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a CRF staff member or a third party reviewer. The results of these reviews are incorporated into the underwriting report.

      2.    LOAN APPROVAL. Prior to commitment, all multifamily and commercial mortgage loans to be originated by CRF must be approved by the CRF credit committee, which is comprised of representatives of CRF and its affiliates. The requirements of the committee vary by loan size. The committee may approve a mortgage loan as presented, request additional due diligence, modify the loan terms or decline a loan transaction.

      3.    DEBT SERVICE COVERAGE RATIO. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make debt service payments on the loan.
Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, CRF will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income, net of operating expenses and capital expenditures, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the sum of the scheduled payments of principal and/or interest during that given period required to be paid (i) on the subject mortgage loan under the related loan documents and (ii) on any other loan that is secured by a lien of senior or equal priority on the related real property collateral.

      However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

                                      S-144

      For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, CRF may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

      o     the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

      o     the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

      o     the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

      o     the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

      o     assumptions regarding the probability of renewal of particular leases and/or the re leasing of certain space at the subject real property collateral and the anticipated effect on capital and re leasing expenditures; and

      o     various additional lease up assumptions and other assumptions regarding the payment of rent not currently being paid.

      There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

      Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF's judgment of improved property performance in the future and/or other relevant factors. In addition, CRF may originate a multifamily loan on a property in what is considered by CRF to be a strong market at a debt service coverage ratio that is lower than 1.20:1.

      4.    LOAN TO VALUE RATIO. CRF also looks at the loan to value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan to value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the sum of the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

      o     the estimated as is or as stabilized value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      Generally, the loan to value ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or less than 81% (subject to the discussion under "--Additional Debt" below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a loan to value ratio above 81% based on, among other things, the amortization features of the

                                      S-145

mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF or the appraiser's judgment of improved property performance in the future and/or other relevant factors.

      5.    ADDITIONAL DEBT. When underwriting a multifamily or commercial mortgage loan, CRF will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that
CRF or an affiliate will be the lender on that additional debt.

      The debt service coverage ratio described above under "--Debt Service
Coverage Ratio" and the loan to value ratio described above under "--Loan to
Value Ratio" may be below 1.20:1 and above 81%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

      6.    ASSESSMENTS OF PROPERTY CONDITION. As part of the underwriting process, CRF will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
CRF may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

      (a)   Appraisals. CRF will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute, a membership association of professional real estate appraisers. In addition, CRF will generally require that those appraisals be conducted in accordance with the
            Uniform Standards of Professional Appraisal Practices developed by
            The Appraisal Foundation, a not for profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the
            Financial Institutions Reform, Recovery and Enforcement Act of 1989
            were followed in preparing the appraisal. In some cases, however,
            CRF may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      (b)   Environmental Assessment. CRF may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant, CRF may utilize an update of a prior environmental assessment or a desktop review. Alternatively, CRF might forego an environmental assessment in limited circumstances, such as when it requires the borrowers or its principal to obtain an environmental insurance policy or an environmental guarantee.
            Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when CRF or the environmental consultant believes that such an analysis is warranted under the circumstances.

      Depending on the findings of the initial environmental assessment, CRF may require additional record searches or environmental testing, such as a Phase II environmental assessment with respect to the subject real property collateral.

      (c)   Engineering Assessment. In connection with the origination process,
            CRF may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, CRF will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      (d)   Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4, CRF may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is equal to or greater than
            20% of the estimated replacement cost for the improvements at

                                      S-146

            the property, CRF may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that in assessing probable maximum loss different assumptions may be used with respect to each seismic assessment, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

      7.    ZONING AND BUILDING CODE COMPLIANCE. In connection with the origination of a multifamily or commercial mortgage loan, CRF will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents; temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; zoning reports; and/or representations by the related borrower.

      Where a property as currently operated is a permitted non conforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, CRF will analyze whether--

      o     any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

      o     casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by
            CRF to be sufficient to pay off the related mortgage loan in full;

      o     the real property collateral, if permitted to be repaired or restored in conformity with current law, would in CRF's judgment constitute adequate security for the related mortgage loan; and/or

      o     to require the related borrower to obtain law and ordinance insurance (which may or may not be adequate to cover any potential related loss).

      8.    ESCROW REQUIREMENTS. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, CRF may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. CRF conducts a case by case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by CRF. Furthermore, CRF may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed. In certain situations, CRF may not require any reserves or escrows.

      Notwithstanding the foregoing discussion under this "--CRF's Underwriting
Standards" section, CRF may sell mortgage loans to the depositor for inclusion in the trust fund that vary from, or do not comply with, CRF's underwriting guidelines. In addition, in some cases, CRF's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case by case permitted exception based upon other compensating factors.

      KEYBANK NATIONAL ASSOCIATION. KeyBank Nation Association ("KeyBank") is a
national banking association that is a wholly-owned subsidiary of KeyCorp (NYSE:
KEY). KeyBank is the parent of KeyCorp Real Estate Capital Markets, Inc., one of the master servicers and is an affiliate of KeyBanc Capital Markets Inc., one of the underwriters. KeyBank maintains its primary offices at Key Tower, 127 Public
Square, Cleveland, Ohio 44114, and its telephone number is (216) 689-6300.
KeyBank has approximately 950 banking centers located in 13 states. As of March
31, 2007, KeyBank had total assets of approximately $89.408 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $82.512 billion and approximately $6.896 billion in stockholder's equity.

      KeyBank provides financial services, including commercial real estate financing, throughout the United States. In 2006, KeyBank's Real Estate Capital
Group originated a total of $16.0 billion in construction, development, permanent and private equity loans from 32 offices nationwide. Of this total,
$3.3 billion was

                                      S-147

originated for sale through commercial mortgage-backed securities (CMBS)
transactions, acquisition by Fannie Mae or Freddie Mac, or sale to life insurance companies and pension funds.

      KeyBank began selling commercial mortgage loans into CMBS transactions in
2000. KeyBank's commercial mortgage loans that are originated for sale into a
CMBS transaction (or through a sale of whole loan interests to third party investors) are generally fixed rate and are secured primarily by retail, office, multifamily, industrial, self-storage, and hospitality properties. As of
December 31, 2006, KeyBank had originated approximately $8.2 billion of commercial mortgage loans that have been securitized in 33 securitization transactions. The following table sets forth information for the past three years regarding the amount of commercial mortgage loans that KeyBank (i)
originated for the purposes of securitization in CMBS transactions and (ii)
actually securitized in CMBS transactions (which amounts include mortgage loans that were originated or purchased by KeyBank).

                  YEAR                 LOANS ORIGINATED        LOANS SECURITIZED
            -------------------        ----------------        -----------------
            2006 (in billions)              $2.221                  $1.905
            2005 (in billions)              $1.385                  $1.323
            2004 (in billions)              $1.213                  $1.099

      Generally, KeyBank originates the commercial mortgage loans that it contributes to CMBS transactions. However, if KeyBank purchases mortgage loans from third-party originators (which mortgage loans may have been originated using underwriting guidelines not established by KeyBank), KeyBank re-underwrites those mortgage loans and performs other procedures to ascertain the quality of those mortgage loans, which procedures are subject to approval by a credit officer of KeyBank.

      KeyBank originates commercial mortgage loans and, together with other sponsors or loan sellers, participates in a securitization by transferring the mortgage loans to an unaffiliated securitization depositor, which then transfers the mortgage loans to the issuing entity for the related securitization. KeyBank initially selects the mortgage loans that it will contribute to the securitization, but it has no input on the mortgage loans contributed by other sponsors or loan sellers. KeyBank generally participates in securitizations with multiple mortgage loan sellers and an unaffiliated depositor.

      KeyBank's wholly-owned subsidiary, KeyCorp Real Estate Capital Markets,
Inc., acts as the primary servicer of KeyBank's commercial mortgage loans that are securitized and in most cases, including this transaction, acts as a master servicer for securitizations in which KeyBank participates. Other than the securitization of commercial mortgage loans, KeyBank securitizes federal and private student loans that it originates or purchases from third parties.

      KeyBank's Underwriting Standards

      General. Set forth below is a general discussion of certain of KeyBank's underwriting guidelines for originating commercial mortgage loans. KeyBank also generally applies these underwriting guidelines when it re-underwrites commercial mortgage loans acquired from third-party originators. KeyBank generally does not outsource to third parties any credit underwriting decisions or originating duties other than those services performed by providers of environmental, engineering and appraisal reports and other related consulting services.

      The underwriting and origination procedures and credit analysis described below may vary from one commercial mortgage loan to another based on the unique circumstances of the related commercial property (including its type, current use, size, location, market conditions, tenants and leases, performance history and/or other factors), and KeyBank may, on a case-by-case basis, permit exceptions to its underwriting guidelines based upon other compensating factors.
Consequently, there can be no assurance that the underwriting of any particular underlying mortgage loan sold into this transaction by KeyBank strictly conformed to the general guidelines described in this "--KeyBank's Underwriting
Standards" section.

      Loan Analysis. KeyBank generally performs both a credit analysis and a collateral analysis for each commercial mortgage loan as well as a site inspection of the related real property collateral. The credit analysis of the borrower generally includes a review of third-party credit reports and/or judgment, lien, bankruptcy and pending litigation searches as well as searches to determine OFAC and PATRIOT Act compliance. Generally, borrowers of

                                      S-148

loans greater than $4.0 million are required to be special-purpose entities, although exceptions are made on a case-by-case basis. The collateral analysis generally includes an analysis, in each case to the extent available and applicable, of the historical property operating statements, rent rolls and a review of certain significant tenant leases. KeyBank's credit underwriting also generally includes a review of third-party appraisals, as well as environmental reports, property condition reports and seismic reports, if applicable.

      Loan Approval. Prior to commitment, all commercial mortgage loans to be originated or purchased by KeyBank must be approved by a dedicated credit officer of KeyBank. The credit officer may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

      Debt Service Coverage Ratio and Loan-to-Value Ratio. KeyBank's
underwriting includes a calculation of the debt service coverage ratio (DSCR) in connection with the origination of a commercial mortgage loan. The DSCR will generally be calculated based on the underwritten net cash flow from the subject property as determined by KeyBank and payments on the mortgage loan based on actual principal and/or interest due on the mortgage loan. However, underwritten net cash flow is a subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral, and there is no assurance that those assumptions or adjustments will, in fact, be consistent with actual property performance.
KeyBank's underwriting also generally includes a calculation of the loan-to-value ratio of a prospective commercial mortgage loan in connection with its origination. In general, the loan-to-value ratio of a commercial mortgage loan at any given time is the ratio, expressed as a percentage, of (i) the then outstanding principal balance of the mortgage loan, to (ii) the estimated value of the related real property collateral based on an appraisal. See also the discussion of "UW Net Cash Flow" in the "Glossary" to this prospectus supplement and "Annex A-1 Characteristics of the Mortgage Loans" and "Annex A-2 Certain
Statistical Information Regarding the Mortgage Loans" in this prospectus supplement.

      Property Assessments. As part of its underwriting process, KeyBank will obtain the following property assessments.

      Appraisals. KeyBank will require independent appraisals in connection with the origination of each commercial mortgage loan that meet the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the
Appraisal Standards Board of the Appraisal Foundation and the guidelines in
Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of
1989.

      Environmental Assessment. KeyBank will require a Phase I environmental assessment with respect to the real property collateral for a prospective commercial mortgage loan. However, when circumstances warrant, KeyBank may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Depending on the findings of the initial environmental assessment, KeyBank may require additional environmental testing, such as a
Phase II environmental assessment with respect to the subject real property collateral, an environmental insurance policy, an escrow of funds or a guaranty or indemnity with respect to environmental matters.

      Property Condition Assessment. KeyBank will require that an engineering firm inspect the real property collateral for any prospective commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, KeyBank will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
KeyBank may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is in excess of 20% of the estimated replacement cost for the improvements at the property, KeyBank may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price.

      Zoning and Building Code Compliance. KeyBank will generally examine whether the use and occupancy of the subject real property collateral securing a commercial mortgage loan is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property.
Evidence of this compliance may be in the form of one or more of the following:
legal opinions; surveys; recorded documents; temporary or

                                      S-149

permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering, appraisal or consulting reports; and/or representations by the related borrower.

      Escrow Requirements. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, KeyBank may require a borrower under a commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves, potential re-tenanting expenses and/or environmental remediation. KeyBank conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by KeyBank. Furthermore,
KeyBank may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

      Notwithstanding the foregoing discussion under this "--KeyBank's
Underwriting Standards" section, the depositor may purchase underlying mortgage loans for inclusion in the issuing entity that vary from, or do not comply with,
KeyBank's underwriting guidelines.

THE MASTER SERVICERS AND THE SPECIAL SERVICER

      KEYCORP REAL ESTATE CAPITAL MARKETS, INC. KeyCorp Real Estate Capital
Markets, Inc. ("KRECM") will be a master servicer under the series 2007-8 pooling and servicing agreement. KRECM will act as the master servicer with respect to the mortgage loans acquired by us from Merrill Lynch Mortgage
Lending, Inc. and KeyBank National Association. KRECM is an Ohio corporation that is a wholly-owned subsidiary of KeyBank National Association, one of the mortgage loan sellers and a sponsor, and an affiliate of KeyBanc Capital Markets
Inc., one of the underwriters. KeyBank National Association and KeyBanc Capital
Markets Inc. are both wholly-owned subsidiaries of KeyCorp. KRECM maintains servicing offices at 911 Main Street, Suite 1500, Kansas City, Missouri 64105
and 1717 Main Street, Suite 1000, Dallas, Texas 75201.

      KRECM has been engaged in the servicing of commercial mortgage loans since
1995 and commercial mortgage loans originated for securitization since 1998. The following table sets forth information about KRECM's portfolio of master or primary serviced commercial mortgage loans as of the dates indicated.

                            LOANS                                  12/31/2004        12/31/2005        12/31/2006
-----------------------------------------------------------       ------------     --------------   ---------------

By Approximate Number:                                                5,345             11,218            11,322
By Approximate Aggregate Principal Balance (in billions):           $34.094            $73.692           $94.726

      Within this servicing portfolio are, as of December 31, 2006, approximately 9,384 loans with a total principal balance of approximately $70 billion that are included in approximately 116 commercial mortgage-backed securitization transactions. KRECM's servicing portfolio includes mortgage loans secured by multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States. KRECM also services newly-originated commercial mortgage loans and mortgage loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and a variety of investors and other third-parties. Based on the aggregate outstanding principal balance of loans being serviced as of December 31, 2006, the Mortgage Bankers Association
of America ranked KRECM the fifth largest commercial mortgage loan servicer in terms of total master and primary servicing volume.

      KRECM is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and
Fitch. Moody's does not assign specific ratings to servicers. KRECM is on S&P's
Select Servicer list as a U.S. Commercial Mortgage Master Servicer, and S&P has
assigned to KRECM the rating of STRONG as a master servicer, primary servicer and special servicer. Fitch has assigned to KRECM the ratings of CMS1- as a master servicer, CPS1- as a primary servicer and CSS2+ as a special servicer.
S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      No securitization transaction involving commercial mortgage loans in which
KRECM is or has been acting as master servicer has experienced a master servicer event of default as a result of any action or inaction of KRECM as master servicer, including as a result of KRECM's failure to comply with the applicable servicing criteria in connection with any securitization transaction.

                                      S-150

      KRECM's servicing system utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows KRECM to process mortgage servicing activities including: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports. KRECM generally uses the
CMSA format to report to trustees of commercial mortgage-backed securities
(CMBS) transactions and maintains a website (www.Key.com/Key2CRE) that provides access to reports and other information to investors in CMBS transactions for which KRECM is a master servicer.

      Certain duties and obligations of the master servicer and the provisions of the series 2007-8 pooling and servicing agreement are described in this prospectus supplement under "Servicing of the Mortgage Loans." KRECM's ability to waive or modify any terms, fees, penalties or payments on the underlying mortgage loans and the effect of that ability on the potential cash flows from the underlying mortgage loans are described in the prospectus supplement under
"Servicing of the Mortgage Loans--The Controlling Class Representative and the
Loan Combination Controlling Parties"; "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions"; and "--Modifications, Waivers, Amendments and
Consents."

      The master servicer's obligations to make debt service advances and/or servicing advances, and the interest or other fees charged for those advances and the terms of the master servicer's recovery of those advances, are described in this prospectus supplement under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" and "Servicing of the Mortgage Loans --Required
Appraisals" and "--Servicing and Other Compensation and Payment of Expenses."
KRECM will not have primary responsibility for the custody of original documents evidencing the underlying mortgage loans. Rather, the trustee acts as custodian of the original documents evidencing the underlying mortgage loans. But on occasion, KRECM may have custody of certain original documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent KRECM performs custodial functions as the master servicer, original documents will be maintained in a manner consistent with the Servicing Standard.

      Certain terms of the series 2007-8 pooling and servicing agreement regarding the master servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under "Servicing of the Mortgage
Loans--Events of Default" and "--Rights Upon Event of Default."

      The manner in which collections on the underlying mortgage loans are to be maintained is described under "Servicing of the Mortgage Loans--Collection
Accounts" in this prospectus supplement. Generally, all amounts received by
KRECM on the underlying mortgage loans are initially deposited into a common clearing account with collections on other commercial mortgage loans serviced by
KRECM and are then allocated and transferred to the appropriate account described under "Servicing of the Mortgage Loans--Collection Accounts" in this prospectus supplement within the time required by the series 2007-8 pooling and servicing agreement. Similarly, KRECM generally transfers any amount that is to be disbursed to a common disbursement account on the day of the disbursement.

      KRECM maintains the accounts it uses in connection with servicing commercial mortgage loans with its parent company, KeyBank National Association.
The following table sets forth the ratings assigned to KeyBank National
Association's long-term deposits and short-term deposits.

                                              S&P         FITCH      MOODY'S
                                          ----------    ----------  ---------
            Long-Term Deposits:                A            A          A1
            Short-Term Deposits:              A-1          F1          P-1

      KRECM believes that its financial condition will not have any material adverse effect on the performance of its duties under the series 2007-8 pooling and servicing agreement and, accordingly, will not have any material adverse impact on the mortgage pool performance or the performance of the series 2007-8 certificates. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against KRECM or of which any of its property is the subject, that is material to the series
2007-8 certificateholders.

                                      S-151

      KRECM has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item
1122 of Regulation AB. These policies, procedures and controls include, among other things, procedures to (i) notify borrowers of payment delinquencies and other loan defaults, (ii) work with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event, and (iii) if a servicing transfer event occurs as a result of a delinquency, loss, bankruptcy or other loan default, transfer the subject loan to the special servicer.
KRECM's servicing policies and procedures for the servicing functions it will perform under the series 2007-8 pooling and servicing agreement for assets of the same type included in the series 2007-8 securitization transaction are updated periodically to keep pace with the changes in the CMBS industry. For example, KRECM has, in response to changes in federal or state law or investor requirements, (i) made changes in its insurance monitoring and risk-management functions as a result of the Terrorism Risk Insurance Act of 2002 and (ii)
established a website where investors and mortgage loan borrowers can access information regarding their investments and mortgage loans. Otherwise, KRECM's servicing policies and procedures have been generally consistent for the last three years in all material respects.

      KRECM is, as the master servicer, generally responsible for both master servicing functions and primary servicing functions with respect to the underlying mortgage loans it is obligated to service under the series 2007-8 pooling and servicing agreement. However, KRECM will be permitted to appoint one or more subservicers to perform all or any portion of its primary servicing functions under the series 2007-8 pooling and servicing agreement, as further described in this prospectus supplement under "Servicing of the Mortgage
Loans--Sub-Servicers." At the request of certain of the mortgage loan sellers,
KRECM intends to appoint two (2) subservicers to perform primary servicing functions for certain underlying mortgage loans or groups of underlying mortgage loans (in each case aggregating less than 10% of the initial mortgage pool balance) pursuant to subservicing agreements that will require and entitle the respective subservicers to handle collections, hold escrow and reserve accounts and respond to and make recommendations regarding assignments and assumptions and other borrower requests.

      In addition, KRECM may from time to time perform some of its servicing obligations under the series 2007-8 pooling and servicing agreement through one or more third-party vendors that provide servicing functions such as tracking and reporting of flood zone changes, performing UCC searches or filing UCC financing statements and amendments.

      KRECM will, in accordance with its internal procedures and applicable law, monitor and review the performance of the subservicers that it appoints and any third-party vendors retained by it to perform servicing functions.

      KRECM is not an affiliate of the depositor, the sponsors (other than
KeyBank National Association), the issuing entity, the special servicer, the trustee, or any originator of any of the underlying mortgage loans identified in this prospectus supplement (other than KeyBank National Association).

      The information set forth in this prospectus supplement concerning KRECM has been provided by it. KRECM will make no representations as to the validity or sufficiency of the series 2007-8 pooling and servicing agreement, the series
2007-8 certificates, the underlying mortgage loans or this prospectus supplement.

      See also "Servicing of the Mortgage Loans--General," "--Servicing and
Other Compensation and Payment of Expenses," "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions," "--Modifications, Waivers, Amendments and
Consents," "--Required Appraisals," "--Collection Accounts" and "--Inspections;
Collection of Operating Information" below in this prospectus supplement.

      WELLS FARGO BANK, NATIONAL ASSOCIATION. Wells Fargo Bank, National
Association ("Wells Fargo Bank") will act as master servicer with respect to those mortgage loans acquired by us from Countrywide Commercial Real Estate
Finance, Inc. and transferred by us to the trust. Certain servicing and administration functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable mortgage loan seller.

      Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch.

                                      S-152

Moody's does not assign specific ratings to servicers. S&P has assigned to Wells
Fargo Bank the ratings of STRONG as a primary servicer and as a master servicer and ABOVE AVERAGE as a special servicer. Fitch has assigned to Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      As of March 31, 2007, the commercial mortgage servicing group of Wells
Fargo Bank was responsible for servicing approximately 12,165 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $107.8 billion, including approximately 10,812 loans securitized in approximately 97 commercial mortgage-backed securitization transactions with an aggregate outstanding principal balance of approximately $103.0 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie Mac. The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage
Bankers Association of America, as of December 31, 2006, Wells Fargo Bank was
the fourth largest commercial mortgage servicer in terms of the aggregate outstanding principal balance of loans being master and/or primary serviced in commercial mortgage-backed securitization transactions.

      Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a Servicing Transfer Event.

      A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer.

      Wells Fargo Bank may appoint one or more sub-servicers to perform all or any portion of its duties under the pooling and servicing agreement. Wells Fargo
Bank monitors and reviews the performance of sub-servicers appointed by it.

      Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's.
Wells Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and "AA+" by Fitch.

      Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at www.sec.gov.

      There are no legal proceedings pending against Wells Fargo Bank, or to which any property of Wells Fargo Bank is subject, that are material to the certificateholders, nor does Wells Fargo Bank have actual knowledge of any proceedings of this type contemplated by governmental authorities.

THE SPECIAL SERVICER

      MIDLAND LOAN SERVICES, INC. Midland Loan Services, Inc. ("Midland") will be the special servicer and in this capacity will initially be responsible for the servicing and administration of the specially serviced mortgage loans and
REO properties pursuant to the pooling and servicing agreement.

      Midland is a Delaware corporation and a wholly-owned subsidiary of PNC
Bank, National Association. Midland is an affiliate of a company that is the external manager of an entity that may be the initial controlling class representative/directing certificateholder under the pooling and servicing agreement. Midland's principal servicing office is located at 10851 Mastin
Street, Building 82, Suite 300, Overland Park, Kansas 66210.

      Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-

                                      S-153

backed securities ("CMBS") by S&P, Moody's and Fitch. Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from both S&P and Fitch. S&P ranks Midland as
"Strong" and Fitch ranks Midland as "1" for each category. Midland is also a
HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

      Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland's servicing agreements, including procedures for managing delinquent and special serviced loans. The policies and procedures are reviewed annually and centrally managed and available electronically within
Midland's Enterprise!(R) Loan Management System. Furthermore Midland's disaster recovery plan is reviewed annually.

      Midland will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard.

      No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

      From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the pooling and servicing agreement.

      Midland currently maintains an Internet-based investor reporting system,
CMBS Investor Insight(R), that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight through Midland's website at www.midlandls.com. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

      As of June 30, 2007, Midland was servicing approximately 24,550 commercial and multifamily mortgage loans with a principal balance of approximately $222 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately 17,250 of such loans, with a total principal balance of approximately $149 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income-producing properties. As of June 30, 2007, Midland was named the special servicer in approximately 141 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $107 billion. With respect to such transactions as of such date, Midland was administering approximately 98 assets with an outstanding principal balance of approximately
$351 million.

      Midland has been servicing mortgage loans in commercial mortgage-backed securities transactions since 1992. The table below contains information on the size and growth of the portfolio of commercial and multifamily mortgage loans in commercial mortgaged-backed securities and other servicing transactions for which Midland has acted as master and/or primary servicer from 2004 to 2006.

                                      S-154

                                             CALENDAR YEAR END
                                     (APPROXIMATE AMOUNTS IN BILLIONS)
                                 ----------------------------------------------
    PORTFOLIO GROWTH -
      MASTER/PRIMARY              2004               2005              2006
-------------------------      ---------          ----------        ----------
CMBS                              $70                $104              $139
Other                             $28                $ 32              $ 61
Total                             $98                $136              $200

      Midland has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage-backed securities transactions since 1992.
The table below contains information on the size and growth of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that have been referred to Midland as special servicer in commercial mortgage-backed securities transaction from 2004 to 2006.

                                               CALENDAR YEAR END
                                       (APPROXIMATE AMOUNTS IN BILLIONS)
                                  --------------------------------------------
 PORTFOLIO GROWTH - CMBS
    SPECIAL SERVICING            2004                2005              2006
-------------------------      ---------          ----------        ----------
Total                            $49                 $65                $89

THE TRUSTEE

      LaSalle Bank National Association ("LaSalle") will act as trustee under the pooling and servicing agreement, on behalf of the certificateholders. In addition, LaSalle will act as custodian on behalf of the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625,
Chicago, Illinois, 60603. Attention: Global Securities and Trust
Services--ML-CFC Commercial Mortgage Trust 2007-8 or at such other address as the trustee may designate from time to time. LaSalle is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is an indirect subsidiary of ABN AMRO
Bank N.V., a Netherlands banking corporation.

      On April 22, 2007, ABN AMRO Holding N.V. agreed to sell ABN AMRO North
America Holding Company, the indirect parent of LaSalle Bank National
Association, to Bank of America Corporation. The proposed sale currently includes all parts of the Global Securities and Trust Services Group within
LaSalle Bank engaged in the business of acting as trustee, securities administrator, master servicer, custodian, collateral administrator, securities intermediary, fiscal agent and issuing and paying agent in connection with securitization transactions.

      The contract between ABN AMRO Bank N.V. and Bank of America Corporation was filed on Form 6-K with the Securities and Exchange Commission on April 25,
2007. The contract provides that the sale of LaSalle Bank is subject to regulatory approvals and other customary closing conditions.

      LaSalle has extensive experience serving as trustee on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as trustee or paying agent on over 700 commercial mortgage-backed security transactions involving assets similar to the mortgage loans to be included in the trust. As of June 30,
2007, LaSalle served as trustee or paying agent in over 470 commercial mortgage-backed security transactions. The long-term unsecured debt of LaSalle is rated "A+" by S&P, "Aa3" by Moody's and "AA-" by Fitch. The depositor, the master servicers, the special servicer and the trustee may maintain other banking relationships in the ordinary course of business with the trustee.

      In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the pooling and servicing agreement.
LaSalle provides custodial services on over 1100 residential, commercial and asset-backed securitization transactions and maintains almost 3.0 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine,
California. LaSalle's two vault locations can maintain a total of approximately
6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force

                                      S-155

majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process.
LaSalle uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

      Using information set forth in this prospectus supplement, the trustee will develop the cashflow model for the trust. Based on the monthly loan information provided by the master servicers, the trustee will calculate the amount of principal and interest to be paid to each class of certificates on each Distribution Date. In accordance with the cashflow model and based on the monthly loan information provided by the master servicers, the master servicers will perform distribution calculations, remit distributions on the Distribution
Date to certificateholders and prepare a monthly statement to certificateholders detailing the payments received and the activity on the Mortgage Loans during the collection period. In performing these obligations, the trustee will be able to conclusively rely on the information provided to it by the master servicers, and the trustee will not be required to recompute, recalculate or verify the information provided to it by the master servicers.

      There are no legal proceedings pending against LaSalle, or to which any property of LaSalle is subject, that is material to the certificateholders, nor does LaSalle have actual knowledge of any proceedings of this type contemplated by governmental authorities.

      In addition to having express duties under the pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the pooling and servicing agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York
common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

      See also "Description of the Governing Documents--The Trustee," "--Duties
of the Trustee," "--Matters Regarding the Trustee" and "--Resignation and
Removal of the Trustee" in the accompanying base prospectus.

         AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We, the depositor, are affiliated with the following parties: (i) Merrill
Lynch Mortgage Lending, Inc, a sponsor and mortgage loan seller, (ii) Merrill
Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters and (iii)
Merrill Lynch Capital Services, Inc., the swap counterparty

      Merrill Lynch Mortgage Lending, Inc., a sponsor and mortgage loan seller, is affiliated with the following parties: (i) Merrill Lynch Mortgage Investors,
Inc, the depositor, (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, one
of the underwriters and (iii) Merrill Lynch Capital Services, Inc., the swap counterparty.

      Countrywide Commercial Real Estate Finance, Inc., a sponsor and mortgage loan seller, is affiliated with Countrywide Securities Corporation, one of the underwriters.

      KeyBank National Association, a sponsor and mortgage loan seller, is affiliated with KeyCorp Real Estate Capital Markets, Inc., one of the master servicers and KeyBanc Capital Markets Inc., one of the underwriters.

      Midland Loan Services, Inc., the special servicer, is an affiliate of a company that is the external manager of an entity that may be the initial controlling class representative.

                                      S-156

      LaSalle Bank National Association and Merrill Lynch Mortgage Lending, Inc.
("MLML") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MLML for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MLML to the depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

      Except as described below, the servicing of the mortgage loans in the trust will be governed by the pooling and servicing agreement. This section contains summary descriptions of some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans and any real estate owned by the trust. You should also refer to the accompanying base prospectus, in particular the section captioned "Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicers and the special servicer.

      The servicing of the Georgia-Alabama Retail Portfolio Loan Combination
will be governed exclusively by the Other Pooling and Servicing Agreement and the Georgia-Alabama Retail Portfolio Intercreditor Agreement. All decisions, consents, waivers, approvals and other actions in respect of the Georgia-Alabama
Retail Portfolio Loan Combination will be effected in accordance with the Other
Pooling and Servicing Agreement. Consequently, the servicing provisions set forth herein will not be applicable to the Georgia-Alabama Retail Portfolio Loan
Combination, the servicing of which will instead be governed by the Other
Pooling and Servicing Agreement. The servicing standards under the Other Pooling and Servicing Agreement are substantially similar to the Servicing Standard under the pooling and servicing agreement.

      The pooling and servicing agreement provides that the master servicers and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible, directly or through sub-servicers, in accordance with--

      o     any and all applicable laws; and

      o     the express terms of the pooling and servicing agreement and the respective mortgage loans.

      Furthermore, to the extent consistent with the preceding paragraph, the master servicers and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

      In general, the master servicers will be responsible for the servicing and administration of--

      o     all mortgage loans as to which no Servicing Transfer Event has occurred; and

      o     all worked out mortgage loans as to which no new Servicing Transfer
            Event has occurred.

      The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan as to which a Servicing
Transfer Event has occurred and which has not yet been worked out with respect to that Servicing Transfer Event. The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

      Despite the foregoing, the pooling and servicing agreement will require each master servicer to continue to receive payments and prepare certain reports to the trustee required to be prepared with respect to any specially serviced mortgage loans that were previously non-specially serviced mortgage loans it was responsible for servicing and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans and REO

                                      S-157

Properties. None of the masters servicers or the special servicer will have responsibility for the performance by either of the other servicers of its respective obligations and duties under the pooling and servicing agreement.

      The applicable master servicer will transfer servicing of a mortgage loan to the special servicer upon the occurrence of a Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of the subject mortgage loan to the applicable master servicer, and that mortgage loan will be considered to have been worked out, if and when all Servicing
Transfer Events with respect to that mortgage loan cease to exist as described in the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement, in which event that mortgage loan would be considered to be a worked out mortgage loan.

      The Farallon Portfolio Loan Combination, Executive Hills Portfolio Loan
Combination, Peninsula Beverly Hills Loan Combination and the MezzCap B-Note
Non-Trust Loans will be serviced by the applicable master servicer and the special servicer in accordance with the pooling and servicing agreement and the related Loan Combination Intercreditor Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      The Master Servicing Fee. The principal compensation to be paid to each master servicer with respect to its master servicing activities will be the related master servicing fee.

      With respect to each master servicer, the master servicing fee:

      o     will be earned with respect to each and every mortgage loan in the trust that it is responsible for servicing as of the date of the initial issuance of the certificates, including--

            1.    each such mortgage loan, if any, that becomes a specially
                  serviced mortgage loan; and

            2.    each such mortgage loan, if any, as to which the corresponding mortgaged real property has become REO Property; and

      o     in the case of each applicable mortgage loan, will--

            1.    be calculated on the same interest accrual basis as that
                  mortgage loan, which will be any of a 30/360 Basis or an
                  Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a
                  360-day year);

            2.    accrue at the related master servicing fee rate;

            3.    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that
                  mortgage loan; and

            4.    be payable (a) monthly from amounts received with respect to interest on that mortgage loan and/or (b) if the subject
                  mortgage loan and any related REO Property has been
                  liquidated, out of general collections on the mortgage pool.

      Subject to certain conditions, the master servicers are each entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor (other than a Plan), an excess servicing strip, which is a portion of the master servicing fee. If a master servicer resigns or is terminated as a master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of that excess servicing strip is needed to compensate any successor master servicer for assuming its duties as a master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of a master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip

                                      S-158

from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

      The master servicing fee rate with respect to the mortgage loans varies on a loan-by-loan basis and ranges from 0.02% per annum to 0.10% per annum. The weighted average master servicing fee rate for the mortgage pool was 0.02829%
per annum as of the cut-off date. That master servicing fee rate includes any sub-servicing fee rate payable to any third-party servicers that sub-service or primary service the loans on behalf of a master servicer.

      Investment Income. Each master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow and/or reserve accounts, only in Permitted Investments. See "--Collection Account"
below. Each master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

      The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted Investments.
See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

      Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans (other than specially serviced mortgage loans) during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds and other than following a material default), the applicable master servicer must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

      o     the total amount of those Prepayment Interest Shortfalls incurred with respect to mortgage loans master serviced by that master servicer; and

      o     the sum of the following components of that master servicer's total servicing compensation for that same collection period--

            1.    that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

            2.    the total amount of Prepayment Interest Excesses that were collected by that master servicer during the subject
                  collection period;

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the applicable series 2007-8 master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a) subsequent to a material default under the related loan documents, (b) pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or the controlling class representative), then, for purposes of determining the payment that the applicable master servicer will be required to make to cover that Prepayment
Interest Shortfall, the reference to "master servicing fee" in clause 1 of the second bullet of this paragraph will be construed to include the entire master servicing fee payable to that master servicer for that same collection period, inclusive of any portion payable to a third-party primary servicer, and the amount of any investment income earned by that master servicer on the related principal prepayment while on deposit in its collection account.

      No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls, and the applicable master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular collection period will not carry over to any following collection period. In addition, the applicable master servicer will be required to apply any Prepayment Interest Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls as described above, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan by the application of a condemnation award or

                                      S-159

casualty insurance proceeds, in each case that are actually received, in reduction of the subject mortgage loan's principal balance.

      Any payments made by the master servicers with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered Certificates--Payments" in this prospectus supplement. If the aggregate amount of the payments made by the master servicers with respect to any distribution date to cover Prepayment
Interest Shortfalls is less than the total of all the Prepayment Interest
Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment Interest
Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than the class X certificates), in reduction of the interest payable on those certificates, as and to the extent described under "Description of the Offered Certificates--Payments--Payments of Interest" in this prospectus supplement.

      Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

      o     the special servicing fee;

      o     the workout fee; and

      o     the principal recovery fee.

      The Special Servicing Fee. The special servicing fee:

      o     will be earned with respect to--

            1.    each specially serviced mortgage loan (other than the
                  Georgia-Alabama Retail Portfolio Trust Mortgage Loan, for
                  which such fee will be earned by the special servicer under the Other Pooling and Servicing Agreement), if any; and

            2.    each mortgage loan, if any, as to which the corresponding
                  mortgaged real property has become REO Property; and

      o     with respect to each such mortgage loan, will--

            1.    be calculated on the same interest accrual basis as that
                  mortgage loan, which will be any of a 30/360 Basis or an
                  Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a
                  360-day year);

            2.    accrue at a special servicing fee rate of 0.25% per annum;

            3.    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; and

            4.    will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO
                  Properties, that are on deposit in the master servicers'
                  collection accounts from time to time.

      The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that has been worked out by it. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee with respect to any worked out mortgage loan will cease to be payable if a new Servicing Transfer Event occurs with respect to the mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing Transfer Event. If the special servicer is terminated or resigns,

                                      S-160

it will retain the right to receive any and all workout fees payable with respect to those mortgage loans that became worked out mortgage loans during the period that it acted as special servicer and remained (and with respect to those mortgage loans that, subject to the conditions set forth in the pooling and servicing agreement, were about to become) worked out mortgage loans at the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

      The Principal Recovery Fee. Except as described in the following paragraph, the special servicer will be entitled to receive a principal recovery fee with respect to: (a) each specially serviced mortgage loan (other than the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan)(or any replacement mortgage loan substituted for it) for which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or REO Property (other than the Georgia-Alabama Retail Portfolio
Trust Mortgage Loan and any related REO Property) as to which the special servicer receives any liquidation proceeds, insurance proceeds or condemnation proceeds. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each such specially serviced mortgage loan and REO Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

      Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

      o     the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for defective or deficient loan documentation, as described under "Description of the
            Mortgage Pool--Repurchases and Substitutions" in this prospectus supplement within the time period (or extension thereof) provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect, within such further period that will not end beyond the date that is one hundred twenty (120) days following the end of the initial time period, which is ninety (90) days, provided for such repurchase or replacement;

      o     except as described under "--Realization Upon Defaulted Mortgage
            Loans" below with respect to certain assignees, the purchase of any defaulted mortgage loan or REO Property by the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates, as described under "--Realization Upon
            Defaulted Mortgage Loans" below;

      o     the purchase of an A-Note Trust Mortgage Loan (or in the case of the
            Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the related
            B-Note Trust Loan) by the holder of the related B-Note Non-Trust
            Loan, as described under "Description of the Mortgage Pool--The Loan
            Combinations" in this prospectus supplement, unless provided for under the related Loan Combination Intercreditor Agreement;
            provided, however, that if the related Loan Combination
            Intercreditor Agreement provides that a principal recovery fee is payable if and to the extent such fee is payable under the series
            2007-8 pooling and servicing agreement (or in the case of the
            Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other
            Pooling and Servicing Agreement) (or words of similar impact), then such principal recovery fee shall be payable if such purchase occurs more than 90 days after the date such purchase option is first exercisable under such Loan Combination Intercreditor Agreement;

      o     the purchase of all the mortgage loans and REO Properties by a master servicer, the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates in connection with the termination of the trust, as described under
            "Description of the Offered Certificates--Termination" in this prospectus supplement; and

                                      S-161

      o     the exchange, following the date on which the total principal balances of the offered certificates are reduced to zero, of all the remaining certificates (other than the class Y, Z, R-I and R-II certificates) for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement.

      Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

      Loan Combinations. Any special servicing fees, workout fees and principal recovery fees with respect to a Loan Combination may be paid out of collections on the entire Loan Combination, except that to the extent those fees relate to a
B-Note Non-Trust Loan, the special servicer will be entitled to receive those fees solely from collections in respect of the subject B-Note Non-Trust Loan. In addition, any special servicing fees, workout fees and principal recovery fees with respect to Farallon Portfolio Loan Combination may be paid out of collections on the entire Loan Combination, with such amounts being deducted first, in respect of collections on the Farallon Portfolio B-Note Trust Mortgage
Loan and the Farallon Portfolio B-Note Non-Trust Mortgage Loans, pro rata, and then, in respect of collections on the Farallon Portfolio A-Note Trust Mortgage
Loan and the Farallon Portfolio A-Note Non-Trust Mortgage Loans, pro rata.

      If the Georgia-Alabama Retail Portfolio Loan Combination becomes a specially serviced mortgage loan under the Other Pooling and Servicing
Agreement, the Other Special Servicer will be entitled to similar compensation pursuant to such Other Pooling and Servicing Agreement. The workout fee rate under the Other Pooling and Servicing Agreement is 1.00%. The special servicer under the pooling and servicing agreement is not entitled to such fees with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan. If funds received in respect of the Georgia-Alabama Retail Portfolio A-Note Trust
Mortgage Loan are insufficient to pay such compensation (after the holders of the Georgia-Alabama Retail Portfolio Junior Loans pay such compensation out of amounts owed on their respective loans) to the Other Special Servicer, a pro rata portion of such amounts will be withdrawn from general collections in the
Collection Account. However, with respect to the Georgia-Alabama Retail
Portfolio Loan, to the extent those fees relate to the Georgia-Alabama Retail
Portfolio Junior Mortgage Loans, the Other Special Servicer will be entitled to such fees from the collections in respect of the subject B-Note Non-Trust Loan and the B-Note Trust Loan. The special servicer is not entitled to the foregoing fees with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan.

      Additional Servicing Compensation. As additional master servicing compensation, each master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the mortgage loans it is responsible for servicing (except to the extent required to offset any Prepayment Interest
Shortfalls).

      In addition, the following items collected on any mortgage loan in the mortgage pool will be allocated between the applicable master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

      o     any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

            1.    to pay the applicable master servicer, the special servicer or the trustee, as applicable, any unpaid interest on Advances made by that party with respect to that mortgage loan or the related mortgaged real property,

            2.    to reimburse the issuing entity for any interest on Advances that were made with respect to that mortgage loan or the
                  related mortgaged real property, which interest was paid to the applicable master servicer, the special servicer or the trustee, as applicable, from a source of funds other than late payment charges and Penalty Interest collected on that
                  mortgage loan,

            3.    to pay, or to reimburse the issuing entity, any expenses
                  incurred by the special servicer in connection with inspecting the related mortgaged real property following a Servicing
                  Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

                                      S-162

            4.    to pay, or to reimburse the issuing entity, any other expenses incurred with respect to that mortgage loan or the related mortgaged real property that are or, if paid from a source other than Penalty Interest and/or late payment charges
                  collected on that mortgage loan, would result in an Additional
                  Trust Fund Expense; and

      o     any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

      Payment of Expenses; Servicing Advances. The master servicers and the special servicer will each be required to pay their respective overhead costs and any general and administrative expenses they incur in connection with their servicing activities under the pooling and servicing agreement. None of the master servicers or the special servicer will be entitled to reimbursement for expenses except as expressly provided in the pooling and servicing agreement.

      Any and all customary, reasonable and necessary out of pocket costs and expenses incurred by a master servicer, the trustee or, in some cases, the special servicer, in connection with the servicing of a mortgage loan, if a default is imminent thereunder or after a default, delinquency or other unanticipated event, or in connection with the administration of any REO
Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

      The special servicer will be required to notify the applicable master servicer as to when it must make servicing advances with respect to a specially serviced mortgage loan or REO Property. Generally, the special servicer must make the request 10 business days, if reasonably practicable, and in any event at least five business days, prior to the date the Advance must be made. The applicable master servicer must make the requested servicing advance within a specified number of days following its receipt of the request. The special servicer will have the option, but not the obligation, to make such Advances.

      If a master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

      o     if it has actual knowledge of the failure, to give that master servicer notice of its failure; and

      o     if the failure continues for five more business days, to make the servicing advance.

      Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicers, the special servicer or the trustee will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard (in the case of a master servicer or special servicer) or its good faith business judgment (in the case of the trustee), would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO
Property. The trustee will be entitled to rely on any determination of non-recoverability made by a master servicer. In addition, the special servicer may also determine that any servicing advance made or proposed to be made by a master servicer or the trustee is not recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the applicable master servicer and the trustee will be required to act in accordance with that determination (on which determination they will, as provided in the pooling and servicing agreement, be entitled to conclusively rely).

      If a master servicer, the special servicer or the trustee makes any servicing advance that it (or, in the case of a master servicer or the trustee, the special servicer) subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out of general collections on the mortgage loans it is responsible for servicing and any REO Properties on deposit in its collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement. Each master

                                      S-163

servicer, the special servicer or the trustee may also obtain reimbursement for any servicing advance that constitutes a Workout-Delayed Reimbursement Amount out of general principal collections on the mortgage loans and any REO
Properties on deposit in the applicable master servicer's collection account
(or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement.

      The master servicers will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the applicable master servicer's collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

      Each master servicer, the special servicer and the trustee will be entitled to receive interest on servicing advances made by them. The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that Advance is reimbursed--

      o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

      o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the applicable master servicer's collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the
            Offered Certificates--Advances of Delinquent Monthly Debt Service
            Payments and Reimbursement of Advances" in this prospectus supplement.

      The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property (as required on an emergency or urgent basis) and then request from the applicable master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the applicable master servicer's reimbursing the special servicer for any such servicing advance, that master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it. The applicable master servicer will have no obligation to reimburse from its own funds any advance made by the special servicer that such master servicer determines to be nonrecoverable.
However, any such advance made by the special servicer will be reimbursable to the special servicer from the trust fund as a Nonrecoverable Advance.

      Subject to certain conditions, the applicable master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the applicable master servicer or the special servicer has determined, in accordance with the
Servicing Standard, that this payment is in the best interests of the certificateholders (or, if a Loan Combination is involved, the certificateholders and holder(s) of the related Non-Trust Loan(s)), as a collective whole.

      For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

                                      S-164

      The master servicers, special servicer and trustee under the pooling and servicing agreement will not have any obligation or authority to supervise the
Other Servicer, Other Special Servicer or Other Trustee under the Other Pooling and Servicing Agreement or to make servicing advances with respect to the
Georgia-Alabama Retail Portfolio Loan Combination.

TRUST ADMINISTRATION COMPENSATION

      The trustee will be entitled to a monthly fee for its services, which fees
(in the aggregate) will--

      o     accrue at a rate of 0.00085% per annum,

      o     accrue on the Stated Principal Balance of each mortgage loan outstanding from time to time, and

      o     be calculated on the same interest accrual basis as is applicable to each mortgage loan.

      The trust administration fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

      In addition, the trustee will be authorized to invest or direct the investment of funds held in its distribution account and interest reserve account in Permitted Investments. See "Description of the Offered
Certificates--Distribution Account" and "--Interest Reserve Account" in this prospectus supplement. It will be--

      o     entitled to retain any interest or other income earned on those funds, and

      o     required to cover any losses of principal of those investments from its own funds.

      The trustee will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company
(other than itself or an affiliate) holding the distribution account or the interest reserve account.

SUB-SERVICERS

      Subject to such limitations as may be provided for in the pooling and servicing agreement, each master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. Either master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer.

      The pooling and servicing agreement will permit each master servicer and, with the consent of the controlling class representative, the special servicer to enter into sub-servicing agreements to provide for the performance by third parties of any or all of their respective obligations under the pooling and servicing agreement, provided that in each case, the sub-servicing agreement:
(a) is consistent with the pooling and servicing agreement in all material respects, requires the sub-servicer to comply with all of the applicable conditions of the pooling and servicing agreement and, with limited exceptions, includes events of default with respect to the sub-servicer substantially similar to the events of default applicable to the applicable master servicer or the special servicer, as the case may be; (b) provides that if the applicable master servicer or the special servicer, as the case may be, for any reason no longer acts in that capacity thereunder, including by reason of an event of default, the trustee or its designee may (i) assume all of the rights and, except to the extent such obligations arose prior to the date of assumption, obligations of the applicable master servicer or the special servicer, as the case may be, under such agreement or (ii) except with respect only to the sub-servicing agreements in effect as of the date of initial issuance of the certificates, terminate the sub-servicing agreement without cause and without payment of any penalty or termination fee; (c) provides that the trustee, for the benefit of the certificateholders and, in the case of a sub-servicing agreement relating to a Loan Combination, for benefit of the related Non-Trust
Loan Noteholder(s), will be a third party beneficiary under such agreement; (d)
permits any purchaser of a mortgage loan pursuant to the pooling and servicing agreement to terminate the sub-servicing agreement with respect to the purchased mortgage loan at its option and without penalty; (e) does not permit the sub-servicer to enter into or consent to any material

                                      S-165

modification, extension, waiver or amendment or otherwise take any enforcement action on behalf of the applicable master servicer or the special servicer, without the consent of the applicable master servicer or the special servicer, as the case may be, or conduct any sale of a mortgage loan or REO Property; and
(f) does not permit the sub-servicer any direct rights of indemnification that may be satisfied out of assets of the trust fund. In addition, pursuant to the pooling and servicing agreement, each sub-servicing agreement entered into by a master servicer must provide that such agreement will, with respect to any mortgage loan, terminate at the time such mortgage loan becomes a specially serviced mortgage loan or, alternatively, be subject to the special servicer's rights to service such mortgage loan for so long as such mortgage loan continues to be a specially serviced mortgage loan; and each sub-servicing agreement entered into by the special servicer may relate only to specially serviced mortgage loans and must terminate with respect to any such mortgage loan which ceases to be a specially serviced mortgage loan.

      The pooling and servicing agreement will require the master servicers and the special servicer, for the benefit of the trustee, the certificateholders and, in the case of a Loan Combination, the related B-Note Loan Noteholder(s), to monitor the performance and enforce the obligations of their respective sub-servicers under the related sub-servicing agreements. Further, the pooling and servicing agreement will provide that, notwithstanding any sub-servicing agreement, the master servicers and the special servicer will remain obligated and liable to the trustee, the certificateholders and the Non-Trust Loan
Noteholder(s) for the performance of their respective obligations and duties under the pooling and servicing agreement as if each alone were servicing and administering the subject mortgage loans, and each master servicer and the special servicer will be responsible, without right of reimbursement, for all compensation of each sub-servicer retained by it.

THE CONTROLLING CLASS REPRESENTATIVE AND THE LOAN COMBINATION CONTROLLING
PARTIES

      Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class X, Y, Z, R-I and R-II certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. However, if no class of certificates, other than the class X, Y, Z, R-I and R-II certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class X, Y, Z, R-I and R-II certificates. The class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates will be treated as a single class for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class.

      Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

      o     select a representative having the rights and powers described under
            "--Rights and Powers of The Controlling Class Representative and the
            Loan Combination Controlling Parties" below; or

      o     replace an existing controlling class representative.

      The trustee will be required to promptly notify all the certificateholders of the controlling class that they may select a controlling class representative upon:

      o     the receipt by the trustee of written requests for the selection of a controlling class representative from the holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates;

      o     the resignation or removal of the person acting as controlling class representative; or

      o     a determination by the trustee that the controlling class of certificateholders has changed.

      The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will generally not be effective until that person provides the trustee, each master servicer and the special servicer with--

      o     written confirmation of its acceptance of its appointment;

                                      S-166

      o     an address and facsimile number for the delivery of notices and other correspondence; and

      o     a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal, including their names, titles, work addresses and facsimile numbers.

      Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the trustee and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates, will be entitled to remove any existing controlling class representative by giving written notice to the trustee and to the existing controlling class representative.

      Rights and Powers of the Controlling Class Representative and the Loan
Combination Controlling Parties. The special servicer (or with respect to the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other Special
Servicer) will be required to prepare an asset status report for each mortgage loan that becomes a specially serviced mortgage loan, not later than 60 days
(or, in the case of any Loan Combination such other number of days provided for in the related Loan Combination Intercreditor Agreement) after the servicing of the mortgage loan is transferred to the special servicer (or with respect to the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other Special
Servicer). Each asset status report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. Each asset status report is required to be delivered to the controlling class representative (and, in the case of the a Loan Combination, the related Loan
Combination Controlling Party or the B-Note Loan Noteholder, if applicable, (if any)), among others, by the special servicer.

      If, within 10 business days of receiving an asset status report that relates to a mortgage loan and relates to a recommended action to which the controlling class representative is entitled to object, as described below, the controlling class representative does not disapprove the asset status report in writing, then the special servicer (or with respect to the Georgia-Alabama
Retail Portfolio Trust Mortgage Loan, the Other Special Servicer) will be required to take the recommended action as outlined in the asset status report;
provided, however, that the special servicer (or with respect to the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other Special
Servicer) may not take any action that is contrary to applicable law, the
Servicing Standard or the terms of the applicable loan documents. If the controlling class representative disapproves an initial asset status report, the special servicer (or with respect to the Georgia-Alabama Retail Portfolio Trust
Mortgage Loan, the Other Special Servicer) will be required to revise that asset status report and deliver to the controlling class representative, among others, a new asset status report as soon as practicable, but in no event later than 30 days after such disapproval.

      The special servicer (or with respect to the Georgia-Alabama Retail
Portfolio Trust Mortgage Loan, the Other Special Servicer) will be required to continue to revise an asset status report as described above until the controlling class representative does not disapprove a revised asset status report in writing within 10 business days of receiving the revised asset status report or until the special servicer makes one of the determinations described below. The special servicer (or with respect to the Georgia-Alabama Retail
Portfolio Trust Mortgage Loan, the Other Special Servicer) may, from time to time, modify any asset status report it has previously so delivered and implement such modified report; provided that the modified report shall have been prepared, reviewed and not rejected as described above. Notwithstanding the foregoing, the special servicer (or with respect to the Georgia-Alabama Retail
Portfolio Trust Mortgage Loan, the Other Special Servicer) may, following the occurrence of an extraordinary event with respect to the related mortgaged real property, take any action set forth in an asset status report (that is consistent with the terms of the pooling and servicing agreement) before the expiration of a 10 business day period if the special servicer (or with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other Special
Servicer) has reasonably determined that failure to take the action would materially and adversely affect the interests of the certificateholders, and the special servicer has made a reasonable effort to contact the controlling class representative. The foregoing discussion notwithstanding, the special servicer
(or with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
the Other Special Servicer) will be required to determine whether any affirmative disapproval is not in the best interest of all the certificateholders pursuant to the Servicing Standard.

      In the event the controlling class representative and the special servicer
(or with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
the Other Special Servicer) have been unable to agree upon an asset

                                      S-167

status report with respect to a specially serviced mortgage loan within 90 days of the controlling class representative's receipt of the initial asset status report, the special servicer must implement the actions directed by the controlling class representative unless doing so would result in any of the consequences contemplated in clauses (a) through (d) in the second following paragraph, in which event the special servicer (or with respect to the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other Special
Servicer) must implement the actions described in the most recent asset status report submitted to the controlling class representative by the special servicer that is consistent with the Servicing Standard. Notwithstanding the fact that an asset status report has been prepared and/or approved, the controlling class representative will remain entitled to advise and object regarding the actions described below and any related asset status report will not be a substitute for the exercise of those rights.

      Notwithstanding the foregoing discussion, with respect to each mortgage loan in the trust fund that is part of a Loan Combination, the related Loan
Combination Intercreditor Agreement may contain provisions regarding the review, approval and implementation of asset status reports with respect to the related
Loan Combination that are different from those described above.

      No direction of the controlling class representative or a Loan Combination
Controlling Party in connection with any asset status report may (a) require or cause the special servicer (or with respect to the Georgia-Alabama Retail
Portfolio Trust Mortgage Loan, the Other Special Servicer) to violate the terms of the subject mortgage loan, applicable law or any provision of the related
Loan Combination Intercreditor Agreement, if applicable, or the pooling and servicing agreement, including the special servicer's (or with respect to the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the Other Special
Servicer's) obligation to act in the best interests of all the certificateholders (and, in the case of a Loan Combination, the holders of the related Non-Trust Loan(s)) in accordance with the Servicing Standard and to maintain the REMIC status of REMIC I and REMIC II, (b) result in the imposition of any tax on "prohibited transactions" or contributions after the startup date of either REMIC I or REMIC II under the Code, (c) expose any party to the pooling and servicing agreement, any mortgage loan seller or the trust fund to any claim, suit or liability or (d) expand the scope of the applicable master servicer's, the trustee's or special servicer's responsibilities under the pooling and servicing agreement.

      In addition, the controlling class representative will be entitled to advise the special servicer with respect to the following actions (except as described below with respect to the Farallon Portfolio Loan Combination, the
Peninsula Beverly Hills Loan Combination and the Georgia-Alabama Retail
Portfolio Loan Combination or as described above, under "Description of the
Mortgage Pool--The Loan Combinations"), and the special servicer will not be permitted to take (or consent to the applicable master servicer taking) any of the following actions with respect to the mortgage loans in the trust fund
(exclusive of the Farallon Portfolio Loan Combination, Peninsula Beverly Hills
Loan Combination and the Georgia-Alabama Retail Portfolio Loan Combination) as
to which the controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five (5) business days the 10 business days during which the special servicer can object to the applicable master servicer waiving Additional Interest or taking actions described under "--Enforcement of Due-on-Sale and Due-on-Encumbrance Provisions"
and "--Modifications, Waivers, Amendments and Consents" below):

      o     any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

      o     any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

      o     any proposed sale of any defaulted mortgage loan or any REO
            Property, other than in connection with the termination of the trust as described under "Description of the Offered
            Certificates--Termination" in this prospectus supplement or, in the case of a defaulted mortgage loan, other than in connection with the purchase option described under "--Realization Upon Defaulted
            Mortgage Loans--Fair Value Call" in this prospectus supplement, for less than the outstanding principal balance of the related mortgage loan, plus accrued interest (exclusive of Penalty Interest and
            Additional Interest), expenses and fees;

                                      S-168

      o     any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

      o     any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or certain specified conditions being fulfilled, (b) upon satisfaction of that mortgage loan, (c) in connection with a pending or threatened condemnation action or (d)
            in connection with a full or partial defeasance of that mortgage loan;

      o     any acceptance of substitute or additional real property collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

      o     any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

      o     any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

      o     any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

      o     any determination that an insurance-related default is an Acceptable
            Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

      o     any waiver of insurance required under the related loan documents
            (except as contemplated in the preceding bullet).

      Furthermore, the controlling class representative may direct the special servicer to take, or to refrain from taking, any such actions with respect to the mortgage loans and REO Properties in the trust fund as the controlling class representative may consider advisable or as to which provision is otherwise made in the pooling and servicing agreement.

      In the case of the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
the Georgia-Alabama Retail Portfolio Controlling Party will be entitled to direct the Other Servicer and the Other Special Servicer under the Other Pooling and Servicing Agreement with respect to the actions described under "Description of the Mortgage Pool--The Loan Combinations--The Georgia-Alabama Retail
Portfolio Loan Combination--Consent Rights" and the special servicer under the
Other Pooling and Servicing Agreement will not be permitted to take (or consent to the applicable master servicer taking) any of those specified actions with respect to the Georgia-Alabama Retail Portfolio Loan Combination as to which the
Georgia-Alabama Retail Portfolio Controlling Party has objected.

      Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative (or, if applicable, the Loan
Combination Controlling Party), as contemplated by any of the preceding paragraphs of this "--Rights and Powers of The Controlling Class Representative
and the Loan Combination Controlling Parties" subsection, may--

      o     require or cause the applicable master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the pooling and servicing agreement, including the applicable master servicer or the special servicer's obligation to act in accordance with the Servicing Standard and the loan documents;

                                      S-169

      o     result in an adverse tax consequence for the trust;

      o     expose the trust, us, the applicable master servicer, the special servicer, the trustee or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability;

      o     materially expand the scope of the applicable master servicer or the special servicer's responsibilities under the pooling and servicing agreement; or

      o     cause the applicable master servicer or the special servicer to act, or fail to act, in a manner which violates the Servicing Standard.
            In addition, if the special servicer determines that immediate action is necessary to protect the interests of the
            certificateholders and any related Non-Trust Loan Noteholder, as a collective whole, it may take such action without waiting for a response from the controlling class representative.

      The master servicer and the special servicer are each required to disregard any advice, direction or objection on the part of the controlling class representative (or, if applicable, any Loan Combination Controlling Party)
that would have any of the effects described in the immediately preceding five bullets.

      Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has notified the controlling class representative in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for up to
60 days following the first such notice, the controlling class representative has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

      NOTWITHSTANDING THE FOREGOING DISCUSSION, WITH RESPECT TO THE
GEORGIA-ALABAMA RETAIL PORTFOLIO LOAN COMBINATION, THE CONTROLLING CLASS
REPRESENTATIVE (UNLESS THE GEORGIA-ALABAMA RETAIL PORTFOLIO CONTROLLING PARTY IS
THE CONTROLLING CLASS REPRESENTATIVE) WILL HAVE NO APPROVAL RIGHTS FOR ACTIONS
THE OTHER SERVICER AND OTHER SPECIAL SERVICER TAKE IN REGARD TO THE
GEORGIA-ALABAMA RETAIL PORTFOLIO LOAN COMBINATION PURSUANT TO THE OTHER POOLING
AND SERVICING AGREEMENT. AS DESIGNEE OF THE HOLDER OF THE GEORGIA-ALABAMA RETAIL
PORTFOLIO TRUST MORTGAGE LOAN, THE CONTROLLING CLASS REPRESENTATIVE WILL HAVE
THE RIGHT TO CONSULT WITH THE OTHER SERVICER AND OTHER SPECIAL SERVICER PURSUANT
TO THE OTHER POOLING AND SERVICING AGREEMENT REGARDING SUCH SERVICING ACTIONS AS
DESCRIBED ABOVE UNDER "LOAN COMBINATIONS-- GEORGIA-ALABAMA RETAIL PORTFOLIO LOAN
COMBINATION." ADDITIONALLY, NOTWITHSTANDING THE FOREGOING DISCUSSION, WITH
RESPECT TO ANY MORTGAGE LOAN THAT IS PART OF A LOAN COMBINATION WHERE THE
RELATED LOAN COMBINATION CONTROLLING PARTY IS NOT THE CONTROLLING CLASS
REPRESENTATIVE, THE CONTROLLING CLASS REPRESENTATIVE WILL HAVE NO APPROVAL
RIGHTS FOR ACTIONS THE APPLICABLE MASTER SERVICER AND THE SPECIAL SERVICER TAKE
IN REGARD TO THE RELATED LOAN COMBINATION PURSUANT TO THE 2007-8 POOLING AND
SERVICING AGREEMENT.

      NOTWITHSTANDING THE FOREGOING DISCUSSION, WITH RESPECT TO THE FARALLON
PORTFOLIO LOAN COMBINATION, THE HOLDER OR HOLDERS (AND THEIR RESPECTIVE
SUCCESSORS AND ASSIGNS) OF ALL OR ANY PORTION OF THE NON-TRUST FIXED-RATE A
NOTES WHICH ARE NOT HELD BY THE TRUST, AS DESIGNATED BY MLML AND WHICH MAY BE
MLML, WILL HAVE THE RIGHT TO REPLACE THE SPECIAL SERVICER FOR THE FARALLON
PORTFOLIO LOAN COMBINATION AND TO DIRECT AND ADVISE THE MASTER SERVICER AND
SPECIAL SERVICER, AND HAVE CERTAIN APPROVAL RIGHTS, WITH RESPECT TO VARIOUS
SERVICING MATTERS AND MAJOR DECISIONS RELATING TO THE FARALLON PORTFOLIO LOAN
COMBINATION (COLLECTIVELY, "FARALLON PORTFOLIO CONTROL RIGHTS"). THE CONTROLLING
CLASS OF THE ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8, COMMERCIAL MORTGAGE
PASS-THROUGH CERTIFICATES, SERIES 2007-8 SECURITIZATION TRANSACTION WILL NOT
HAVE THE FARALLON PORTFOLIO CONTROL RIGHTS. IN CONNECTION WITH FUTURE
SECURITIZATIONS INVOLVING ALL OR ANY PORTION OF THE FIXED RATE NOTES THAT
COMPRISE THE FARALLON PORTFOLIO LOAN COMBINATION, MLML MAY DESIGNATE THE
CONTROLLING CLASS OF ANY SUCH SECURITIZATION AS THE CONTROLLING HOLDER FOR THE
FARALLON PORTFOLIO LOAN COMBINATION IN WHICH CASE SUCH CONTROLLING HOLDER SHALL
HAVE THE FARALLON PORTFOLIO CONTROL RIGHTS AND MLML (OR ITS SUCCESSORS OR
ASSIGNS, AS APPLICABLE), AS HOLDER OF ANY REMAINING PORTION OF THE FARALLON
PORTFOLIO LOAN COMBINATION, WILL HAVE CERTAIN NON-BINDING CONSULTATION RIGHTS
WITH RESPECT TO MATTERS RELATING TO THE FARALLON CONTROL RIGHTS. SEE "THE LOAN
COMBINATIONS--THE FARALLON PORTFOLIO LOAN COMBINATION" IN THIS PROSPECTUS
SUPPLEMENT.

                                      S-170

      WHEN REVIEWING THE REST OF THIS "SERVICING OF THE MORTGAGE LOANS" SECTION,
IT IS IMPORTANT THAT YOU CONSIDER THE EFFECTS THAT THE RIGHTS AND POWERS OF THE
CONTROLLING CLASS REPRESENTATIVE (AND, IN THE CASE OF THE MORTGAGE LOANS THAT
ARE PART OF LOAN COMBINATIONS, THE RELATED NON-TRUST LOAN NOTEHOLDERS AND LOAN
COMBINATION CONTROLLING PARTIES) COULD HAVE ON THE ACTIONS OF THE SPECIAL
SERVICER AND, IN SOME CASES, THE APPLICABLE MASTER SERVICER.

      Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust; and all expenses borne by any Non-Trust Loan
Noteholder acting as a Loan Combination Controlling Party are to be borne by that holder. However, if a claim is made against the controlling class representative by a borrower under a mortgage loan, the controlling class representative is required to immediately notify the trustee, the applicable master servicer and the special servicer. The special servicer on behalf and at the cost and expense of the trust will, subject to the discussion under
"Description of the Governing Documents--Matters Regarding the Master Servicer,
the Special Servicer, the Manager and Us" in the accompanying base prospectus, assume the defense of the claim against the controlling class representative, but only if--

      o     the special servicer or the trust are also named parties to the same action; and

      o     in the sole reasonable judgment of the special servicer:

            1.    the controlling class representative acted in good faith,
                  without gross negligence or willful misfeasance, with regard to the particular matter at issue; and

            2.    there is no potential for the special servicer or the trust to be an adverse party in the action as regards the controlling class representative.

      The controlling class representative and the Non-Trust Loan Noteholders may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class, and the
Non-Trust Loan Noteholders do not have any duties or liabilities to the holders of any class of certificates. The controlling class representative may act solely in the interests of the certificateholders of the controlling class and, with respect to the Loan Combinations, the related Non-Trust Loan Noteholders may act solely in their own interests, and none of such parties will have any liability to any certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the controlling class. Similarly, no certificateholder may take any action against a Non-Trust
Loan Noteholder for having acted solely in its own interest.

REPLACEMENT OF THE SPECIAL SERVICER

      Certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer and appoint a successor thereto. In addition, if the special servicer is terminated in connection with an event of default, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may appoint a successor. See "--Events of Default" and "--Rights
Upon Event of Default" below. In either case, any appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

      o     written confirmation from each rating agency rating the certificates that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

      o     the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

                                      S-171

      Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

      If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. Any terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

      With respect to the Farallon Portfolio Loan Combination, the Executive
Hills Portfolio Loan Combination, the Peninsula Beverly Hills Loan Combination
and the Georgia-Alabama Retail Portfolio Loan Combination, the Farallon
Portfolio Controlling Party, the Peninsula Beverly Hills Controlling Party and
the Georgia-Alabama Retail Portfolio Controlling Party, respectively, each has the right, subject to the conditions and restrictions set forth in the Farallon
Portfolio Intercreditor Agreement, the Executive Hills Portfolio Intercreditor
Agreement, the Peninsula Beverly Hills Intercreditor Agreement and the
Georgia-Alabama Retail Portfolio Intercreditor Agreement, respectively, to terminate and replace the special servicer at any time. Under the Peninsula
Beverly Hills Intercreditor Agreement, the holder of the Peninsula Beverly Hills
B-Note Non-Trust Mortgage Loan (provided it is the Peninsula Beverly Hills
Controlling Party) has the right to appoint Pacific Life Insurance Company as special servicer for this Mortgage Loan within 90 days following the Closing
Date (so long as Pacific Life Insurance Company is on the S&P Select Servicer
List as a U.S. Commercial Mortgage Servicer).

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

      If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the trustee, will be entitled--

      o     to receive all notices described under "--The Controlling Class
            Representative and the Loan Combination Controlling Parties" and
            "--Replacement of the Special Servicer" above; and

      o     to exercise directly all rights described under "--The Controlling
            Class Representative and the Loan Combination Controlling Parties"
            and "--Replacement of the Special Servicer" above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

      Beneficial owners of controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the controlling class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

      Subject to the foregoing discussion and the discussions under "--The
Controlling Class Representative and the Loan Combination Controlling Parties"
above and "--Modifications, Waivers, Amendments and Consents" below, the applicable master servicer, with respect to non-specially serviced mortgage loans, and the special servicer, with respect to all other mortgage loans (in each case, other than the Georgia-Alabama Retail Portfolio Trust Mortgage Loan),
will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless the applicable master servicer or the special servicer, as applicable, has determined that waiver of the lender's rights under such clauses would be in accordance with the Servicing Standard. However, subject to the related loan documents and applicable law, neither the applicable master servicer nor the special servicer may waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

      o     in respect of any mortgage loan that--

            1.    has a principal balance of $20,000,000 or more at the time of determination or has, whether (a) individually, (b) as part of a group of cross-collateralized mortgage loans or (c) as part of a group of mortgage loans made to affiliated borrowers, a principal balance

                                      S-172

                  that is equal to or greater than 5% or more of the aggregate outstanding principal balance of the mortgage pool at the time of determination; or

            2.    is one of the ten largest mortgage loans (which for this
                  purpose includes groups of cross-collateralized mortgage loans and groups of mortgage loans made to affiliated borrowers) by outstanding principal balance at the time of determination; or

      o     where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20:1;

unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placement of the certificates on negative credit watch status in contemplation of such rating action). Also, a master servicer may not waive its rights or grant its consent under any due-on-sale or due-on-encumbrance clause described in this paragraph until it has received consent of the special servicer. Further, none of the master servicers or the special servicer may consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

      With respect to the Georgia-Alabama Retail Portfolio Loan Combination, the
Other Servicer and Other Special Servicer pursuant to the Other Pooling and
Servicing Agreement will be required to enforce, on behalf of the issuing entity, any right the lenders under the Georgia-Alabama Retail Portfolio Loan
Combination may have under either a due-on-sale or due-on-encumbrance clause in accordance with the Other Pooling and Servicing Agreement.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

      The special servicer, with respect to any specially serviced mortgage loan, may, consistent with the Servicing Standard, agree to:

      o     modify, waive or amend any term of the subject mortgage loan;

      o     extend the maturity of the subject mortgage loan;

      o     defer or forgive the payment of interest on and principal of the subject mortgage loan;

      o     defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

      o     permit the release, addition or substitution of collateral securing the subject mortgage loan;

      o     permit the release, addition or substitution of the borrower or any guarantor with respect to the subject mortgage loan; or

      o     provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

provided that the ability of the special servicer to agree to any of the foregoing, however, is subject to the discussion under "--The Controlling Class
Representative and the Loan Combination Controlling Parties" and "--Enforcement
of Due-on-Sale and Due-on-Encumbrance Provisions" above in this prospectus supplement and further, to the limitations, conditions and restrictions discussed below.

      The special servicer may agree to or consent to (or permit the applicable master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan that would--

                                      S-173

      o     affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

      o     affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal prepayment during any period in which the related mortgage note prohibits principal prepayments; or

      o     in the special servicer's judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders, as a collective whole, on a present value basis, than would liquidation.

      Neither a master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan, except as otherwise allowed by the pooling and servicing agreement.

      Neither a master servicer nor the special servicer may extend the maturity date of any mortgage loan to a date beyond the earliest of--

            1.    two years prior to the rated final distribution date; and

            2.    if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years
                  (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the then-current term of the related ground lease, plus any unilateral options to extend such term.

      Neither a master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

      o     cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code;

      o     result in the imposition of any tax on prohibited transactions or contributions after the startup date of either of REMIC I or REMIC
            II under the Code; or

      o     adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

      Generally, the master servicers may not agree to modify, waive or amend the term of any mortgage loan or consent to certain borrower actions without the consent of the special servicer. Subject to the foregoing discussion, however, either master servicer, without the approval of the special servicer, the controlling class representative or any of the rating agencies, may modify, waive or amend certain terms of, or consent to certain borrower actions with respect to, non-specially serviced mortgage loans for which it is acting as master servicer as specified in the pooling and servicing agreement, including, without limitation--

      o     approving certain waivers of non-material covenant defaults;

      o     approving certain leasing activity;

      o     waiving certain late payment charges and Penalty Interest subject to the limitations in the pooling and servicing agreement;

                                      S-174

      o     permitting the release, addition or substitution of collateral securing the subject mortgage loan;

      o     permitting the release, addition or substitution of the borrower or any guarantor with respect to the subject mortgage loan;

      o     approving certain consents with respect to rights-of-way, easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar
            agreements, that do not materially affect the use or value of the mortgaged real property or materially interfere with the borrower's ability to make related payments;

      o     approving releases of unimproved parcels of a mortgaged real property;

      o     approving annual budgets to operate mortgaged real properties;

      o     approving certain temporary waivers of requirements in loan documents with respect to insurance deductible amounts or
            claims-paying ability ratings of insurance providers; and

      o     consenting to changing the property manager with respect to a mortgage loan with an unpaid principal balance of less than
            $2,000,000.

      The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications, Waivers,
Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither master servicer nor the special servicer will be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

      Notwithstanding the foregoing, in the case of the ARD Loans, the applicable master servicer will be permitted, in its discretion, after the related anticipated repayment date, to waive any or all of the Additional
Interest accrued on those mortgage loans, if the related borrower is ready and willing to pay all other amounts due under the mortgage loan in full, including the entire principal balance. However, the applicable master servicer's determination to waive the trust's right to receive that Additional Interest--

      o     must be in accordance with the Servicing Standard; and

      o     will be subject to approval by the special servicer and the controlling class representative.

      The pooling and servicing agreement will also limit the master servicers'
and the special servicer's ability to institute an enforcement action solely for the collection of Additional Interest.

      Neither a master servicer nor the special servicer will have any liability to the trust, the certificateholders or any other person for any determination made by it in connection with a modification, waiver or amendment of a mortgage loan that is made on a reasonable basis and in accordance with the Servicing
Standard.

      All modifications, waivers and amendments entered into by a master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each master servicer and the special servicer must deliver to the custodian for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

      Modifications, waivers, amendments and consents in respect of the
Georgia-Alabama Retail Portfolio Loan Combination will be administered by the
Other Servicer or Other Special Servicer, as applicable, under and in accordance with the Other Pooling and Servicing Agreement.

REQUIRED APPRAISALS

      The special servicer must make commercially reasonable efforts to obtain, within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans (other than the Georgia-Alabama Retail

                                      S-175

Portfolio Trust Mortgage Loan), and deliver to the trustee, the custodian, the applicable master servicer and the controlling class representative, a copy of an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

      Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

      As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan.
An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of Advances" in
this prospectus supplement.

      If an Appraisal Trigger Event occurs with respect to any mortgage loan
(other than the Georgia-Alabama Retail Portfolio Trust Mortgage Loan), then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every 12 months after the occurrence of that Appraisal Trigger
Event (or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the custodian, the applicable master servicer and the controlling class representative the new appraisal or valuation within ten business days of obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

      o     if the Appraisal Trigger Event was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

      o     with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer, but, with respect to any bankruptcy or insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

      The cost of each required appraisal, and any update of that appraisal, will be advanced by the applicable master servicer, if it does not consider it to be nonrecoverable, and will be reimbursable to the applicable master servicer as a servicing advance.

      With respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
any required appraisals will be obtained in accordance with the Other Pooling and Servicing Agreement.

COLLECTION ACCOUNTS

      General. Each master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

                                      S-176

      The funds held in each master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the applicable master servicer's collection account will be paid to the applicable master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

      Deposits. Under the pooling and servicing agreement, each master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of that master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

      o     all payments on account of principal on the mortgage loans, including principal prepayments;

      o     all payments on account of interest on the mortgage loans, including
            Additional Interest and Penalty Interest;

      o     all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

      o     all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

      o     all amounts received and retained in connection with the liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted Mortgage Loans"
            below;

      o     any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under
            "Description of the Mortgage Pool--Repurchases and Substitutions" in
            this prospectus supplement;

      o     any amounts required to be deposited by that master servicer in connection with losses incurred with respect to Permitted
            Investments of funds held in the collection account;

      o     all payments required to be paid by that master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the
            Mortgage Pool--Additional Loan and Property Information--Hazard,
            Liability and Other Insurance" in this prospectus supplement;

      o     any amounts required to be transferred from the special servicer's
            REO account;

      o     any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under "--Servicing and Other Compensation and Payment of Expenses--Prepayment Interest
            Shortfalls" above;

      o     any amounts received with respect to the Georgia-Alabama Retail
            Portfolio Trust Mortgage Loan from the Other Servicer or Other
            Special Servicer; and

      o     any amount paid by a borrower to cover items for which a servicing advance has been previously made and for which the that master servicer or the trustee, as applicable, has been previously reimbursed out of the collection account.

                                      S-177

      Upon receipt of any of the amounts described in the first five bullets and the last bullet of the preceding paragraph with respect to any specially serviced mortgage loan, the special servicer is required to promptly remit these amounts to the applicable master servicer for deposit in that master servicer's collection account.

      Notwithstanding the foregoing, amounts received on any A-Note Trust
Mortgage Loan will be deposited into a separate account or sub-account of the collection account maintained by the applicable master servicer before being transferred to that master servicer's collection account.

      Withdrawals. The master servicers may make withdrawals from their respective collection accounts for any of the following purposes, which are not listed in any order of priority:

      o     to remit to the trustee for deposit in the trustee's distribution account described under "Description of the Offered
            Certificates--Distribution Account" in this prospectus supplement, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the
            Available Distribution Amount (calculated without regard to clauses
            (a)(ii), (a)(v), (b)(ii)(B), (b)(iv) and (b)(v) of the definition of that term in this prospectus supplement, and exclusive of other amounts received after the end of the related collection period) for the related distribution date then on deposit in the collection account, together with any prepayment premiums, yield maintenance charges and/or Additional Interest received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO Properties, plus any amounts required to be remitted in respect of P&I advances;

      o     to reimburse the trustee and itself, in that order, for any unreimbursed P&I advances made by that party (or made by the Other
            Servicer under the Other Pooling and Servicing Agreement with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan)
            under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee) received in respect of the particular mortgage loan or REO Property as to which the Advance was made;
            provided that, if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections of principal as described under "Description of the
            Offered Certificates--Advances of Delinquent Monthly Debt Service
            Payments and Reimbursement of Advances" in this prospectus supplement;

      o     to pay itself earned and unpaid master servicing fees with respect to each mortgage loan, which payment is to be made out of
            collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

      o     to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan that is either--

            1.    a specially serviced mortgage loan; or

            2.    a mortgage loan as to which the related mortgaged real
                  property has become an REO Property;

      o     to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and Other
            Compensation and Payment of Expenses" above;

      o     to reimburse the trustee or the special servicer/itself, in that order (with reimbursements to the special servicer and the subject master servicer to be made concurrently on a pro rata basis), for any unreimbursed servicing advances, first, out of payments made by the borrower that are

                                      S-178

            allocable to such servicing advance, and then, out of liquidation proceeds, insurance proceeds, condemnation proceeds and, if applicable, revenues from REO Properties relating to the mortgage loan in respect of which the servicing advance was made, and then out of general collections; provided that, if such Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections of principal as described under "--Servicing and Other Compensation and Payment of Expenses" above and
            "Description of the Offered Certificates--Advances of Delinquent
            Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement;

      o     to reimburse the trustee or the special servicer/itself, in that order (with reimbursements to the special servicer and the subject master servicer to be made concurrently on a pro rata basis), first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable, "--Servicing and Other Compensation and Payment of
            Expenses" above and/or "Description of the Offered
            Certificates--Advances of Delinquent Monthly Debt Service Payments
            and Reimbursement of Advances" in this prospectus supplement;

      o     in connection with the Georgia-Alabama Retail Portfolio Trust
            Mortgage Loan, to make any payments required to be made by the trust to the applicable Other Servicer, the Other Special Servicer and the
            Other Trustee pursuant to the George-Alabama Retail Portfolio
            Intercreditor Agreement and the Other Pooling and Servicing
            Agreement (including the series 2007-8 trust fund's allocable share of any reimbursement for nonrecoverable advances, interest thereon and indemnification payments relating to the Georgia-Alabama Retail
            Portfolio Loan Combination);

      o     to pay the trustee or the special servicer/itself, in that order
            (with payments to the special servicer and the subject master servicer to be made concurrently on a pro rata basis), unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty
            Interest and late payment charges collected on the related mortgage loan during the collection period during which that Advance is reimbursed;

      o     in connection with the reimbursement of Advances as described in the second bullet, the sixth bullet or the seventh bullet under this
            "--Withdrawals" subsection and subject to the limitations described in each of those three bullets, to pay itself, the special servicer or the trustee, as the case may be, out of general collections on the mortgage loans and any REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

      o     to pay for costs and expenses incurred by the trust fund in connection with property inspections;

      o     to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of
            Expenses--Additional Servicing Compensation" above;

      o     to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

      o     to pay itself, the special servicer, any of the mortgage loan sellers, any holder (or, if applicable, beneficial owner) of certificates of the controlling class or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

                                      S-179

      o     to pay, out of general collections on the mortgage loans and any REO
            Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental conditions at any mortgaged real property that secures a defaulted mortgage loan;

      o     to pay itself, the special servicer, us, or any of their or our respective members, managers, shareholders, directors, officers, employees and agents, as the case may be, out of general collections on the mortgage loans and any REO Properties, any of the
            reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Governing Documents--Matters Regarding the Master Servicer, the
            Special Servicer, the Manager and Us" in the accompanying base prospectus;

      o     to pay, out of general collections on the mortgage loans and any REO
            Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and expenses properly incurred by the trustee in connection with consulting with the special servicer as to tax matters;

      o     to pay any other items described in this prospectus supplement as being payable from the collection account;

      o     to withdraw amounts deposited in the collection account in error;
            and

      o     to clear and terminate the collection account upon the termination of the pooling and servicing agreement.

      The pooling and servicing agreement will prohibit the application of amounts received on the Non-Trust Loans to cover expenses payable or reimbursable out of general collections with respect to mortgage loans and REO
Properties in the trust that are not related to the related Loan Combination.

      In addition, in general, if at any time a master servicer is entitled to make a payment, reimbursement or remittance from its collection account,

      o     the payment, reimbursement or remittance is permitted or required to be made from any funds (or in the case of any Workout-Delayed
            Reimbursement Amount, any principal collection) on deposit in that master servicer's collection account,

      o     the amounts on deposit in that master servicer's collection account are insufficient to satisfy the payment, reimbursement or
            remittance, and

      o     the amount on deposit in the other master servicer's collection account (after taking into account the other master servicer's obligations to make payments, reimbursements or remittances from its own collection account) is sufficient to make such payment, reimbursement or remittance in full or in part,

then the other master servicer must make the payment, reimbursement or remittance from that other master servicer's collection account within a specified number of days following a written request from the first master servicer. The written request must indicate the nature and amount of the payment, reimbursement or remittance and include a certification from the first master servicer that the first master servicer's collection account does not then have funds on deposit that are sufficient for the payment, reimbursement or remittance.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

      Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder (or, if applicable, the beneficial owner) of the certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) a right to purchase from the trust defaulted mortgage loans under the circumstances described below in this "--Fair Value Call" subsection; provided, however, that with respect to the Farallon Portfolio Trust Mortgage Loan, one or more holders of the related non-trust loans will have the right to

                                      S-180

purchase the Farallon Portfolio Trust Mortgage Loan prior to the special servicer or the controlling class representative. With respect to the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the holders of the
Georgia-Alabama Retail Portfolio Junior Mortgage Loans will have the right to purchase the Georgia-Alabama Retail Portfolio Trust Mortgage Loan prior to the special servicer or the controlling class representative. See "Description of the Mortgage Pool--The Loan Combinations--The Georgia-Alabama Retail Portfolio
Loan Combination." The defaulted mortgage loans in respect of which this right may be exercised are mortgage loans that have experienced payment defaults similar to the payment defaults that would constitute a Servicing Transfer Event as described in the glossary to this prospectus supplement or mortgage loans as to which the related indebtedness has been accelerated by the applicable master servicer or the special servicer following default. The fair value call option will not apply to the Georgia-Alabama Retail Portfolio A-Note Non-Trust Mortgage
Loan. Instead, the Other Pooling and Servicing Agreement provides for a comparable fair value call option for the Georgia-Alabama Retail Portfolio
A-Note Non-Trust Mortgage Loan.

      At the time a mortgage loan becomes a defaulted mortgage loan satisfying the criteria described in the preceding paragraph, each of the special servicer and the plurality controlling class certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related Additional Trust Fund Expenses, including special servicing fees, or (ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination; provided that if (i) the option is being exercised by an assignee of the special servicer or the plurality controlling class certificateholder that is not affiliated with the special servicer or the plurality controlling class certificateholder, (ii) the assignment of the purchase right or option was made for no material consideration, and (iii) the purchase option is exercised more than 90 days following the making of a fair value determination, the special servicer will be entitled to receive a principal recovery fee. The special servicer will be permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every 90 days; and, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. The purchase option in respect of a defaulted mortgage loan will first belong to the plurality controlling class certificateholder. If the purchase option is not exercised by the plurality controlling class certificateholder or any assignee thereof within 60 days of a fair value determination being made, then the purchase option will belong to the special servicer for 15 days. If the purchase option is not exercised by the special servicer or its assignee within such 15-day period, then the purchase option will revert to the plurality controlling class certificateholder.

      Notwithstanding the foregoing, the holder of a Non-Trust Loan may have the right to purchase the related Trust Mortgage Loan from the trust in certain default situations, as described above under "Description of the Mortgage
Pool--The Loan Combinations" in this prospectus supplement. In addition, notwithstanding the discussion in the preceding paragraph, the holders of a mezzanine loan may have the right to purchase the related mortgage loan from the trust if certain defaults on the related mortgage loan occur.

      Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

      If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related borrower's cure of all related defaults on the defaulted mortgage loan, (ii) the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii) the modification or pay-off
(full or discounted) of the defaulted mortgage loan in connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will

                                      S-181

terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

      If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality controlling class certificateholder, the special servicer, or any affiliate of any of them, which means that the purchase option has not been assigned to another unaffiliated person, and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, then the applicable master servicer or, if that master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the applicable master servicer or the trustee, as applicable, at its option, upon whose determination the applicable master servicer or the trustee, as the case may be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan. The applicable master servicer or the trustee, as applicable, will be entitled to receive, out of the collection account, a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the applicable master servicer, the special servicer, the trustee or any third-party appraiser in connection with any determination of fair value will be reimbursable to the applicable master servicer, the special servicer or the trustee, as applicable, as servicing advances.

      Foreclosure and Similar Proceedings. Neither master servicer may institute foreclosure proceedings, exercise any power of sale contained in a mortgage or acquire title to a mortgaged real property. If a default on a mortgage loan has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments, then, subject to the discussion under "--The
Controlling Class Representative and the Loan Combination Controlling Parties"
above, the special servicer may, on behalf of the trust, take any of the following actions:

      o     institute foreclosure proceedings;

      o     exercise any power of sale contained in the related mortgage;

      o     obtain a deed in lieu of foreclosure; or

      o     otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

      The special servicer may not acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders (or, if a Loan
Combination is involved, the certificateholders and the holder(s) of the related
B-Note Non-Trust Loan(s)), to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

      o     the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

      o     either:

            1.    the report indicates that--

      o     the particular mortgaged real property is in compliance with applicable environmental laws and regulations; and

      o     there are no circumstances or conditions present at the mortgaged real property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

            2.    the special servicer (who may rely conclusively on the report)
                  determines that taking the actions necessary to bring the
                  particular mortgaged real property into compliance with

                                      S-182

                  applicable environmental laws and regulations and/or taking any of the other actions contemplated by clause 1, above, is reasonably likely to maximize the recovery to
                  certificateholders (or, if a Loan Combination is involved, the certificateholders and the holder(s) of the related B-Note
                  Non-Trust Loan(s)), taking into account the time value of
                  money.

      If the environmental testing contemplated above establishes that any of the conditions described in clauses 1. and 2. have not been satisfied with respect to any mortgaged real property and there is no breach of a representation or warranty requiring repurchase under the applicable mortgage loan purchase agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the related mortgaged real property). At such time as it deems appropriate, the special servicer may, on behalf of the trust, release all or a portion of the subject mortgaged real property from the lien of the related mortgage instrument; provided that, if the related mortgage loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related mortgaged real property, (i) the special servicer shall have notified the rating agencies, the trustee, the controlling class representative and the applicable master servicer in writing of its intention to so release all or a portion of such mortgaged real property and the bases for such intention, and (ii) the trustee shall have notified the certificateholders in writing of the special servicer's intention to so release all or a portion of such mortgaged real property.

      If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under
"--REO Properties" below.

      If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the applicable master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the applicable master servicer and/or the trustee will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

      o     any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

      o     unreimbursed (from the related mortgage loan) servicing expenses and
            Advances incurred with respect to the mortgage loan;

      o     any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

      o     any interest payable (or paid from general collections) to the applicable master servicer and/or special servicer on any expenses and Advances and not reimbursed from that mortgage loan.

      In the event a default has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments with respect to the Georgia-Alabama Retail Portfolio Loan Combination, the Other Special
Servicer pursuant to the Other Pooling and Servicing Agreement, will be required to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure or otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise in accordance with the procedures set forth in the Other Pooling and
Servicing Agreement.

REO PROPERTIES

      If title to any mortgaged real property is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

      o     the IRS grants an extension of time to sell the property; or

                                      S-183

      o     the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

      Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

      The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO Property.

      In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

      o     maintains its status as foreclosure property under the REMIC provisions of the Code; and

      o     is in accordance with the Servicing Standard.

      The special servicer must review the operation of each REO Property and consult with the trustee or any person appointed by the trustee to act as tax administrator to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section 857(b)(4)(B) of the Code.

      Generally, net income from foreclosure property means income that does not qualify as "rents from real property" within the meaning of Section 856(c)(3)(A)
of the Code and Treasury regulations thereunder or as income from the sale of such REO Property. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the mortgaged real properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged real properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to an REO Property would not constitute "rents from real property," or that all of such income would fail to so qualify if a separate charge is not stated for such non-customary services or such services are not performed by an independent contractor. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on an REO
Property owned by REMIC I, such as a hotel, will not constitute "rents from real property." Any of the foregoing types of income instead constitute "net income from foreclosure property," which would be taxable to such REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the net proceeds from the REO Property available for distribution to holders of Certificates. See "Federal Income Tax
Consequences-REMICs" in the accompanying prospectus.

      The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted

                                      S-184

Investments. Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

      The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Shortly after the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the applicable master servicer for deposit, into that master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

      o     any withdrawals made out of those amounts as described in the preceding sentence; and

      o     any portion of those amounts that may be retained as reserves as described in the next paragraph.

      The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

      The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

      The Other Special Servicer with respect to the Other Securitization will be required to administer any REO Property related to the Georgia-Alabama Retail
Portfolio Loan Combination in a substantially similar manner pursuant to the
Other Pooling and Servicing Agreement.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

      The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in 2008, the applicable master servicer, for each mortgage loan that it is responsible for servicing that is not a specially serviced mortgage loan and does not relate to an REO Property, will be required, at its own expense, to inspect or cause an inspection of the mortgaged real property at least once every calendar year, unless such mortgaged real property has been inspected in such calendar year by the special servicer. The applicable master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

      o     any sale, transfer or abandonment of the property of which the subject master servicer or the special servicer, as applicable, is aware; or

      o     any change in the property's condition or value of which the subject master servicer or the special servicer, as applicable, is aware and considers to be material; or

      o     any visible waste committed on the property of which the subject master servicer or special servicer, as applicable, is aware and considers to be material.

      The special servicer, in the case of each specially serviced mortgage loan, and the applicable master servicer, in the case of each other mortgage loan, will each be required to use reasonable efforts to collect from the related borrower, the quarterly (if any) and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property. However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the applicable master servicer or the special servicer likely to have any practical means of compelling delivery.

      The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property.

                                      S-185

      Each master servicer, with respect to each mortgage loan that it is responsible for servicing, will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO Property, as applicable, and copies of such operating statement analyses are to be made available by the applicable master servicer to the trustee, the special servicer and/or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement (but not more frequently than quarterly).

EVIDENCE AS TO COMPLIANCE

      On or before May 1 of each year, beginning in 2008 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, each master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2008), each master servicer and the special servicer must deliver or cause to be delivered to the trustee and us, among others, the following items:

      o     a report on an assessment of compliance by it with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB, signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, which report will contain
            (a) a statement by the subject master servicer or the special servicer, as the case may be, of its responsibility for assessing compliance with the servicing criteria applicable to it, (b) a statement that the subject master servicer or the special servicer, as the case may be, used the servicing criteria set forth in Item
            1122(d) of Regulation AB to assess compliance with the applicable servicing criteria, (c) the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for the period ending
            December 31st of the preceding calendar year, which discussion must include any material instance of noncompliance with the applicable servicing criteria identified by the subject master servicer or the special servicer, as the case may be, and (d) a statement that a registered public accounting firm has issued an attestation report on the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for such period ending December 31st of the preceding calendar year;

      o     as to each report delivered by the subject master servicer or the special servicer as described in the immediately preceding bullet, a report from a registered public accounting firm (made in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board) that attests to, and reports on, the assessment made by the asserting party in the report delivered as described in the immediately preceding bullet; and

      o     a statement signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, to the effect that: (a) a review of the activities of the subject master servicer or the special servicer, as the case may be, during the preceding calendar year (or, if applicable, the portion of such year during which the offered certificates were outstanding) and of its performance under the pooling and servicing agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the subject master servicer or special servicer, as the case may be, has fulfilled its material obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the certificates were outstanding or, if there has been a material default, specifying each material default known to such officer and the nature and status of that default.

      The pooling and servicing agreement will require that: (1) any party to the pooling and servicing agreement (in addition to the master servicers and special servicer) that is "participating in the servicing function" (within the meaning of Item 1122 of Regulation AB) with respect to the mortgage pool, must deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; (2) any party to the pooling and servicing agreement that has retained a sub-servicer, subcontractor or agent that is "participating in the servicing function" (within the meaning of Item 1122 of Regulation AB) with respect to the mortgage pool, must cause
(or, in the case of a sub-servicer that is engaged by the applicable master servicer at the request of a mortgage loan seller that is not the same person as or an affiliate of that sub-servicer or was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan

                                      S-186

seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer, subcontractor or agent to deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; and (3) any party to the pooling and servicing agreement that has retained a sub-servicer that meets the criteria in Item 1108(a)(2)(i), (ii)
or (iii) of Regulation AB, must cause (or, in the case of a sub-servicer that is engaged by the applicable master servicer at the request of a mortgage loan seller that is not the same person as or an affiliate of that sub-servicer or was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer to deliver, a separate servicer compliance statement similar to that described in the third bullet of the prior paragraph.

EVENTS OF DEFAULT

      Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

      o     any failure by either master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues unremedied for two business days following the date on which the deposit was required to be made; or

      o     any failure by either master servicer to remit to the trustee for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m., New York City time, on the business day following the date on which the remittance was required to be made; or

      o     any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the applicable master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement, provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied within one business day and in any event on or prior to the related P&I advance date; or

      o     a master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing agreement, and that failure continues unremedied for five business days following the date on which notice has been given to that master servicer by the trustee; or

      o     a master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the subject master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by
            certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that (A) with respect to any such failure (other than a failure described in clause (B) below) that is not curable within such 30-day period, the subject master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the subject master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the trustee and any affected
            B-Note Loan Noteholders with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure, or (B) in the case of the failure to deliver to the trustee the annual statement of compliance, the annual assessment report and/or the annual attestation report with respect to the subject master servicer or the special servicer, as applicable, pursuant to the pooling and servicing agreement, which is required to be part of or incorporated in a report to be filed with the Securities and
            Exchange Commission, continues unremedied beyond the time specified in the pooling and servicing agreement; or

      o     it is determined that there is a breach by either master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of certificateholders, and that breach continues

                                      S-187

            unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the applicable master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates;
            provided, however, that with respect to any such breach which is not curable within such 30-day period, the applicable master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the applicable master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

      o     a decree or order of a court having jurisdiction in an involuntary case under federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against a master servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the subject master servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

      o     a master servicer or the special servicer consents to the
            appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to it or of or relating to all or substantially all of its property; or

      o     a master servicer or the special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

      o     any of S&P or Fitch has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of certificates, or (b)
            placed any class of certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and that "watch status"
            placement has not have been withdrawn by it within 60 days of such placement), and, in either case, cited servicing concerns with a master servicer or the special servicer as the sole or a material factor in such rating action;

      o     a master servicer or the special servicer is removed from S&P's
            Select Servicer List as a U.S. Commercial Mortgage Master Servicer
            or a U.S. Commercial Mortgage Special Servicer, as applicable, and is not reinstated within 60 days after its removal therefrom; or

      o     a master servicer ceases to be rated at least "CMS3" by Fitch or the special servicer ceases to be rated at least "CSS3" by Fitch and such rating is not restored within 30 days after the subject downgrade or withdrawal.

      With respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
the Other Pooling and Servicing Agreement contains similar, but not identical, events of default with the Other Master Servicer or the Other Special Servicer.

RIGHTS UPON EVENT OF DEFAULT

      If an event of default described under "--Events of Default" above occurs with respect to the either master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all the classes of certificates, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and

                                      S-188

will continue to be entitled to the benefit of any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement. Upon any termination, the trustee must either:

      o     succeed to all of the responsibilities, duties and liabilities of the applicable master servicer or the special servicer, as the case may be, under the pooling and servicing agreement; or

      o     appoint an established mortgage loan servicing institution to act as successor a successor master servicer or the successor special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

      Notwithstanding the foregoing discussion in this "--Rights Upon Event of
Default" section, if a master servicer is terminated under the circumstances described above because of the occurrence of any of the events of default described in the last three bullets under "--Events of Default" above, that master servicer will have the right for a period of approximately 45 days--during which time that master servicer will continue to master service the mortgage loans it is responsible for servicing--to sell its master servicing rights with respect to the mortgage loans it is responsible for servicing to a master servicer whose appointment S&P and Fitch have each confirmed will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates. The terminated master servicer will be responsible for all out-of-pocket expenses incurred in connection with the attempt to sell its rights to master service the mortgage loans, to the extent such expenses are not reimbursed by the replacement servicer.

      Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as a successor master servicer or as the successor special servicer, as the case may be, rather than have the trustee act as that successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer"
above.

      Notwithstanding the foregoing in this "--Rights Upon Event of Default"
section, (a) if an event of default on the part of the master servicer affects a
Non-Trust Loan Noteholder in respect of the Peninsula Beverly Hills Loan
Combination, and if the master servicer is not otherwise terminated as provided above, then the master servicer may not be terminated by or at the direction of the related Non-Trust Loan Noteholder, and (b) furthermore, if an event of default affects solely a Non-Trust Loan Noteholder in respect of the Peninsula
Beverly Hills Loan Combination, then the master servicer may not be terminated by the trustee. However, in the case of each of clause (a) and (b) of the prior sentence, at the request of the affected Non-Trust Loan Noteholder, the master servicer must appoint a sub-servicer that will be responsible for servicing the subject Loan Combination.

      In general, the certificateholders entitled to at least 66?% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default. However, the events of default described in the first, second, third, tenth or eleventh bullets under "--Events of Default"
above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

ADDITIONAL MATTERS RELATING TO THE TRUSTEE

      The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

      o     be authorized under those laws to exercise trust powers;

      o     with limited exception, have a combined capital and surplus of at least $100,000,000; and

      o     be subject to supervision or examination by a federal or state banking authority.

                                      S-189

      If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

      We, the master servicers, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the master servicer and the trustee acting jointly will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

SERVICING OF THE GEORGIA-ALABAMA RETAIL PORTFOLIO LOAN COMBINATION

      Pursuant to the Georgia-Alabama Retail Portfolio Intercreditor Agreement,
the Georgia-Alabama Retail Portfolio Loan Combination will initially be serviced under the Other Pooling and Servicing Agreement. The Other Pooling and Servicing
Agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The servicing arrangements under the
Other Pooling and Servicing Agreement is generally similar to the servicing arrangements under the series 2007-8 pooling and servicing agreement.

      In that regard:

      o     LaSalle Bank National Association is the trustee under the Other
            Pooling and Servicing Agreement and will be the mortgagee of record for the Georgia-Alabama Retail Portfolio Loan Combination.

      o     The master servicer, the special servicer or the trustee under the series 2007-8 pooling and servicing agreement will have no obligation or authority to supervise the master servicer, special servicer or trustee under the Other Pooling and Servicing Agreement or to make advances with respect to the Georgia-Alabama Retail
            Portfolio Loan Combination (except to the limited extent described below). The obligation of the master servicer to provide information and collections to the trustee and the series 2007-8
            certificateholders with respect to the Georgia-Alabama Retail
            Portfolio Loan Combination will be dependent on its receipt of the corresponding information and collections from the master servicer or special servicer for that transaction.

      o     The Other Servicer under the Other Pooling and Servicing Agreement will make servicing advances for the benefit of this trust and the trust formed under the Other Pooling and Servicing Agreement and the master servicer will remit collections on the Georgia-Alabama Retail
            Portfolio Trust Mortgage Loan to or on behalf of the trustee for this trust.

      o     The Other Servicer will not be required to make P&I advances with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan.
            Consequently, the master servicer under the series 2007-8 pooling and servicing agreement will be required to make P&I advances with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
            unless the Other Servicer under the Other Pooling and Servicing
            Agreement or the master servicer under the series 2007-8 pooling and servicing agreement has determined that such advance would not be recoverable from collections on the Georgia-Alabama Retail Portfolio
            Loan Combination.

                                      S-190

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

      The certificates will be issued, on or about August 24, 2007, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

      o     a segregated pool of mortgage loans;

      o     any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

      o     the loan documents for those mortgage loans;

      o     our rights under the mortgage loan purchase agreements between us and the respective mortgage loan sellers;

      o     any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default;

      o     those funds or assets as from time to time are deposited in the master servicers' collection accounts, the special servicer's REO account, the trustee's distribution account described under
            "--Distribution Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below; and

      o     the swap agreements relating to the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates and the class
            AJ-FL certificates, respectively; provided, that none of the holders of any offered certificates will have any beneficial interest in any swap agreement.

      Whenever we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

      The certificates will include the following classes:

      o     the A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B, C, D, E and F classes, which are the classes of certificates that are offered by this prospectus supplement; and

      o     the A-2FL, A-3FL, AM-FL, AJ-FL, G, H, J, K, L, M, N, P, Q, S, T, X,
            Y, Z, R-I and R-II classes, which are the classes of certificates that--

            1.    will be retained or privately placed by us; and

            2.    are not offered by this prospectus supplement.

      The trust will also include the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, which will be represented by the class
A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates, respectively, which are not offered by this prospectus supplement.

      The class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL,
B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments"
below.

                                      S-191

      On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable
Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution
Amount for that distribution date. See "--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
below.

      The class X certificates will not have principal balances, and the holders of the class X certificates will not be entitled to receive payments of principal. However, each class X certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

      The total notional amount of the class X certificates will equal the total principal balance of all the class A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B, C, D,
E, F, G, H, J, K, L, M, N, P, Q, S and T certificates and the class A-2FL, class
A-3FL, class AM-FL and class AJ-FL REMIC II regular interests outstanding from time to time. The total initial notional amount of the class X certificates will be approximately $2,435,364,703, although it may be as much as 5% larger or smaller, depending on the actual size of the initial mortgage pool balance.

      In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the monthly trustee report.

REGISTRATION AND DENOMINATIONS

      General. The offered certificates will be issued in book-entry form in original denominations of $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

      Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying base prospectus under
"Description of the Certificates--Book-Entry Registration." For so long as any class of offered certificates is held in book-entry form--

      o     all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

      o     all references in this prospectus supplement to payments, notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those
            certificates, for payment to beneficial owners of offered
            certificates through its participating organizations in accordance with DTC's procedures.

      The trustee will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

                                      S-192

      DTC, Euroclear and Clearstream. You will hold your certificates through
DTC, in the United States, or Clearstream Banking Luxembourg or Euroclear Bank
S.A./N.V., as operator of the Euroclear System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and
Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries' names on the books of DTC.
For a discussion of DTC, Euroclear and Clearstream, see "Description of the
Certificates--Book-Entry Registration--DTC, Euroclear and Clearstream" in the
accompanying base prospectus.

      Transfers between participants in DTC will occur in accordance with DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through participants in Clearstream or
Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the Certificates--Book-Entry
Registration--Holding and Transferring Book-Entry Certificates" in the
accompanying base prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex F hereto.

DISTRIBUTION ACCOUNT

      General. The trustee must establish and maintain an account in which it will hold funds pending their payment on the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's distribution account may be held as cash or invested in
Permitted Investments. Any interest or other income earned on funds in the trustee's distribution account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

      Although the trustee may establish and maintain collections of Additional
Interest in an account separate from, but comparable to, its distribution account, it is anticipated that, and the discussion in this prospectus supplement assumes that, any collections of Additional Interest will be held as part of a sub-account of the trustee's distribution account.

      Deposits. On the business day prior to each distribution date, each master servicer will be required to remit to the trustee for deposit in the distribution account the following funds:

      o     all payments and other collections on the mortgage loans and any REO
            Properties that are then on deposit in the subject master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

            1.    monthly debt service payments due on a due date subsequent to the end of the related collection period;

            2.    payments and other collections received after the end of the related collection period;

            3.    amounts that are payable or reimbursable from the subject
                  master servicer's collection account to any person other than the certificateholders, including--

                  (a)   amounts payable to the subject master servicer or the
                        special servicer as compensation, including master
                        servicing fees, special servicing fees, workout fees,
                        principal recovery fees, assumption fees, modification
                        fees and, to the extent not otherwise applied to cover
                        interest on Advances and/or certain other actual or
                        potential Additional Trust Fund Expenses, Penalty
                        Interest and late payment charges,

                                      S-193

                  (b)   amounts payable in reimbursement of outstanding
                        Advances, together with interest on those Advances,

                  (c)   amounts payable with respect to other expenses of the
                        trust, and

                  (d)   amounts payable at the request of the other master
                        servicer as described in the last paragraph under
                        "--Collection Account--Withdrawals" above.

            4.    amounts deposited in the subject master servicer's collection account in error;

      o     any compensating interest payment deposited in the subject master servicer's collection account to cover Prepayment Interest
            Shortfalls incurred with respect to the mortgage loans during the related collection period;

      o     any P&I advances made with respect to that distribution date; and

      o     any amounts paid by the subject master servicer, the special servicer or the plurality controlling class certificateholder to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under "Description of the Offered
            Certificates--Termination" in this prospectus supplement.

      See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage
Loans--Collection Account" and "--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement.

      With respect to each distribution date that occurs during March, commencing in March 2008, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account"
below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

      Withdrawals. The trustee may from time to time make withdrawals from its distribution account for any of the following purposes:

      o     to pay itself a monthly fee which is described under "--Trust
            Administration Compensation" above and any interest or other income earned on funds in the distribution account;

      o     to indemnify itself and various related persons, as described under
            "Description of the Governing Documents--Matters Regarding the
            Trustee" in the accompanying base prospectus;

      o     to indemnify itself and any corresponding related persons similar to those described in preceding bullet;

      o     to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

      o     to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of Owners of REMIC
            Residual Certificates--Prohibited Transactions Tax and Other Taxes"
            in the accompanying base prospectus and "Servicing of the Mortgage
            Loans--REO Properties" in this prospectus supplement;

      o     to pay any separate tax administrator any amounts reimbursable to it;

      o     to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

                                      S-194

      o     to pay to either master servicer any amounts deposited by such master servicer in the distribution account not required to be deposited therein; and

      o     to clear and terminate the distribution account at the termination of the pooling and servicing agreement.

      On each distribution date, all amounts on deposit in the trustee's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates (exclusive of the class A-2FL, A-3FL, AM-FL, and AJ-FL certificates), the class A-2FL, class
A-3FL, class AM-FL and class AJ-FL REMIC II regular interests. For any distribution date, those funds will consist of five separate components--

      o     the portion of those funds that represent prepayment consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of certain classes of certificates as described under "--Payments--Payments of Prepayment
            Premiums and Yield Maintenance Charges" below;

      o     the portion of those funds that represent Additional Interest collected on the Converting Loans during the related collection period, which will be paid to the holders of the class Y
            certificates as described under "--Payments--Payments of Additional
            Interest" below;

      o     the portion of those funds that represent Additional Interest collected on the ARD Loans during the related collection period, which will be paid to the holders of the class Z certificates as described under "--Payments--Payments of Additional Interest" below;
            and

      o     the remaining portion of those funds, which--

            1.    we refer to as the Available Distribution Amount; and

            2.    will be paid to the holders of all the certificates, other than the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, and with respect to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, as described under
                  "--Payments--Priority of Payments" below.

INTEREST RESERVE ACCOUNT

      The trustee must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. The interest reserve account may be a sub-account of the distribution account, but for purposes of the discussion in this prospectus supplement it is presented as if it were a separate account. Funds held in the trustee's interest reserve account may be held as cash or invested in Permitted
Investments. Any interest or other income earned on funds in the trustee's interest reserve account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

      During January, except in a leap year, and February of each calendar year, beginning in 2008, the trustee will, on or before the distribution date in that month (unless such distribution date is the final distribution date), withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. That interest reserve amount for each of those mortgage loans will generally equal one day's interest
(exclusive of Penalty Interest and Additional Interest and net of any master servicing fees and trust administration fees payable therefrom) accrued on the
Stated Principal Balance of the subject mortgage loan as of the end of the related collection period.

      During March of each calendar year, beginning in 2008 (or February, if the related distribution date is the final distribution date), the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the

                                      S-195

interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available Distribution Amount for the distribution date during the month of transfer.

FLOATING RATE ACCOUNT

      The trustee, on behalf of the holders of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates, will be required to establish and maintain an account in which it will hold funds pending their distribution on the class A-2FL, A-3FL,
AM-FL and/or AJ-FL certificates or to the swap counterparty and from which it will make those distributions. No holder of any class of offered certificates will have any beneficial interest in any such floating rate account.

                                      S-196

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the trust fund and the recipient, general purpose, source and frequency of payments for those fees and expenses:

     TYPE / RECIPIENT                   AMOUNT               GENERAL PURPOSE              SOURCE                 FREQUENCY
-------------------------   ------------------------------   ---------------   -----------------------------   ---------------

Fees

Master Servicing Fee /      The master servicers will earn     Compensation    First, out of collections of       Monthly
   Master Servicers         a master servicing fee with                        interest with respect to the
                            respect to each and every                          subject mortgage loan and
                            mortgage loan in the trust,                        then, if the subject mortgage
                            including each specially                           loan and any related REO
                            serviced mortgage loan, if                         Property has been liquidated,
                            any, and each mortgage loan,                       out of general collections on
                            if any, as to which the                            deposit in the collection
                            corresponding mortgaged real                       account.
                            property has become an REO
                            Property.  With respect to
                            each mortgage loan, the master
                            servicing fee will: (1)
                            generally be calculated for
                            the same number of days and on
                            the same principal amount as
                            interest accrues or is deemed
                            to accrue on that mortgage
                            loan; and (2) accrue at an
                            annual rate that ranges from
                            0.02000% to 0.10000% per
                            annum.  Master servicing fees
                            with respect to any mortgage
                            loan will include the primary
                            servicing fees payable by the
                            applicable master servicer to
                            any sub-servicer with respect
                            to that mortgage loan.

Additional Master           Prepayment Interest Excesses       Compensation    Interest payments made by the    Time to time
   Servicing                collected on mortgage loans                        related borrower intended to
   Compensation / Master    that are the subject of a                          cover interest accrued on the
   Servicers                principal prepayment in full                       subject principal prepayment
                            or in part after their                             with respect to the subject
                            respective due dates in any                        mortgage loan during the
                            collection period;                                 period from and after the
                                                                               related due date.

                            All interest and investment        Compensation    Interest and investment            Monthly
                            income earned on amounts on                        income related to the subject
                            deposit in accounts maintained                     accounts (net of investment
                            by the master servicers, to                        losses).
                            the extent not otherwise
                            payable to the borrowers;

                                      S-197

     TYPE / RECIPIENT                   AMOUNT               GENERAL PURPOSE              SOURCE                 FREQUENCY
-------------------------   ------------------------------   ---------------   -----------------------------   ---------------

                            On performing mortgage loans,      Compensation    Payments of late payment         Time to time
                            late payment charges and                           charges and default interest
                            default interest actually                          made by borrowers with
                            collected with respect to the                      respect to the mortgage loans.
                            subject mortgage loan during
                            any collection period, but
                            only to the extent not
                            otherwise allocable to pay the
                            following items with respect
                            to the subject mortgage loan:
                            (i) interest on advances; or
                            (ii) Additional Trust Fund
                            Expenses currently payable or
                            previously paid with respect
                            to the subject mortgage loan
                            or mortgaged real property
                            from collections on the
                            mortgage pool and not
                            previously reimbursed; and

                            With respect to any                Compensation    Payments of the applicable       Time to time
                            non-specially serviced                             fee(s) made by the borrower
                            mortgage loan, 100%--or, if the                    under the subject mortgage
                            consent of the special                             loan.
                            servicer is required with
                            respect to the subject action,
                            50%-- of each assumption
                            application fee, assumption
                            fee, modification fee,
                            extension fee other similar
                            fee or fees paid in connection
                            with a defeasance of a
                            mortgage loan that is actually
                            paid by a borrower in
                            connection with the related
                            action.

Special Servicing Fee /     The special servicer will earn     Compensation    Out of general collections on      Monthly
   Special Servicer         a special servicing fee with                       all the mortgage loans and
                            respect to each mortgage loan                      any REO Properties in the
                            that is being specially                            trust on deposit in the
                            serviced by it or as to which                      master servicers' collection
                            the corresponding mortgaged                        accounts.
                            real property has become an
                            REO Property.  With respect to
                            each such mortgage loan
                            described in the preceding
                            sentence, the special
                            servicing fee will: (a) accrue
                            for the same number of days
                            and on the same principal
                            amount as interest accrues or
                            is deemed to accrue from time
                            to time on that mortgage loan;
                            (b) accrue at a special
                            servicing fee rate of 0.25%
                            per annum; and (c) be payable
                            monthly from general
                            collections on the mortgage
                            pool.

                                      S-198

     TYPE / RECIPIENT                   AMOUNT               GENERAL PURPOSE              SOURCE                 FREQUENCY
-------------------------   ------------------------------   ---------------   -----------------------------   ---------------

Workout Fee / Special       The special servicer will, in      Compensation    Out of each collection of        Time to time
   Servicer                 general, be entitled to                            interest (other than default
                            receive a workout fee with                         interest) and principal
                            respect to each specially                          received on the subject
                            serviced mortgage loan that it                     mortgage loan.
                            successfully works out.  The
                            workout fee will be payable
                            out of, and will be calculated
                            by application of a workout
                            fee rate of 1.0% to, each
                            collection of interest and
                            principal received on the
                            subject mortgage loan for so
                            long as it is not returned to
                            special servicing by reason of
                            an actual or reasonably
                            foreseeable default.

Principal Recovery Fee /    Subject to the exceptions          Compensation    Out of the full, partial or      Time to time
   Special Servicer         described under "The Pooling                       discounted payoff obtained
                            and Servicing                                      from the related borrower
                            Agreement--Servicing and Other                     and/or liquidation proceeds
                            Compensation and Payment of                        (exclusive of any portion of
                            Expenses--Principal Special                        that payment or proceeds that
                            Servicing Compensation--The                        represents a recovery of
                            Principal Recovery Fee" in                         default interest) in respect
                            this prospectus supplement,                        of the related specially
                            the special servicer will, in                      serviced mortgage loan or
                            general, be entitled to                            related REO Property, as the
                            receive a principal recovery                       case may be.
                            fee with respect to:  (a) each
                            specially serviced mortgage
                            loan--or any replacement
                            mortgage loan substituted for
                            it--as to which the special
                            servicer obtains a full or
                            discounted payoff from the
                            related borrower; and (b) any
                            specially serviced mortgage
                            loan or REO Property as to
                            which the special servicer
                            receives any liquidation
                            proceeds, sale proceeds,
                            insurance proceeds or
                            condemnation proceeds.  As to
                            each such specially serviced
                            mortgage loan or foreclosure
                            property, the principal
                            recovery fee will be payable
                            from, and will be calculated
                            by application of a principal
                            recovery fee rate of 1.0% to,
                            the related payment or
                            proceeds.

Additional Special          All interest and investment        Compensation    Interest and investment            Monthly
   Servicing Compensation   income earned on amounts on                        income related to the subject
   / Special Servicer       deposit in accounts maintained                     accounts (net of investment
                            by the special servicer;                           losses).

                                      S-199

     TYPE / RECIPIENT                   AMOUNT               GENERAL PURPOSE              SOURCE                 FREQUENCY
-------------------------   ------------------------------   ---------------   -----------------------------   ---------------

                            On specially serviced mortgage     Compensation    Payments of late payment         Time to time
                            loans, late payment charges                        charges and default interest
                            and default interest actually                      made by borrowers in respect
                            collected with respect to the                      of the mortgage loans.
                            subject mortgage loan during
                            any collection period, but
                            only to the extent not
                            otherwise allocable to pay the
                            following items with respect
                            to the subject mortgage loan:
                            (i) interest on advances; or
                            (ii) additional trust fund
                            expenses currently payable or
                            previously paid with respect
                            to the subject mortgage loan
                            or mortgaged real property
                            from collections on the
                            mortgage pool and not
                            previously reimbursed;

                            With respect to any specially      Compensation    Payments of the applicable       Time to time
                            serviced mortgage loan, 100%                       fee(s) made by the borrower
                            of each assumption application                     under the subject mortgage
                            fee, assumption fee,                               loan.
                            modification fee or other
                            similar fee actually paid by a
                            borrower with respect to any
                            assumption or modification; and

                            With respect to any performing     Compensation    Payments of the applicable       Time to time
                            mortgage loan, if the consent                      fee(s) made by the borrower
                            of the special servicer is                         under the subject mortgage
                            required with respect to the                       loan.
                            subject action, 50% of
                            assumption fees, assumption
                            application fees, modification
                            fees and other fees actually
                            paid by a borrower with
                            respect to any assumption,
                            modification or other
                            agreement entered into by the
                            applicable master servicer.

Trust Administration Fee    The trust administration fee,      Compensation    General collections on the         Monthly
   / Trustee                for any distribution date,                         mortgage loans and any REO
                            will equal one month's                             Properties on deposit in the
                            interest at 0.00085% per annum                     master servicers' collection
                            with respect to each and every                     accounts and/or the trustee's
                            mortgage loan in the trust,                        distribution account.
                            including each specially
                            serviced mortgage loan, if
                            any, and each mortgage loan,
                            if any, as to which the
                            corresponding mortgaged real
                            property has become an REO
                            Property.

Additional Trust            All interest and investment        Compensation    Interest and investment            Monthly
   Administration           income earned on amounts on                        income related to the subject
   Compensation/Trustee     deposit in accounts maintained                     account (net of investment
                            by the trustee.                                    losses).

                                      S-200

     TYPE / RECIPIENT                   AMOUNT               GENERAL PURPOSE              SOURCE                 FREQUENCY
-------------------------   ------------------------------   ---------------   -----------------------------   ---------------

EXPENSES

Servicing Advances /        To the extent of funds            Reimbursement    Amounts on deposit in the        Time to time
   Trustee, Master          available, the amount of any       of expenses     applicable master servicer's
   Servicers or Special     servicing advances.(1)                             collection account that
   Servicer                                                                    represent (a) payments made
                                                                               by the related borrower to
                                                                               cover the item for which such
                                                                               servicing advance was made or
                                                                               (b) liquidation proceeds,
                                                                               condemnation proceeds,
                                                                               insurance proceeds and, if
                                                                               applicable, REO revenues (in
                                                                               each case, if applicable, net
                                                                               of any principal recovery fee
                                                                               or workout fee payable
                                                                               therefrom) received in
                                                                               respect of the particular
                                                                               mortgage loan or related REO
                                                                               Property, provided that if
                                                                               the applicable master
                                                                               servicer, special servicer or
                                                                               trustee determines that a
                                                                               servicing advance is not
                                                                               recoverable out of
                                                                               collections on the related
                                                                               underlying mortgage loan,
                                                                               then out of general
                                                                               collections on the mortgage
                                                                               loans and any REO Properties
                                                                               in the trust on deposit in
                                                                               the applicable master
                                                                               servicer's collection account
                                                                               or, if funds in that master
                                                                               servicer's collection account
                                                                               are insufficient, the other
                                                                               master servicer's collection
                                                                               account.

Interest on servicing       At a rate per annum equal to a      Payment of     First, out of default            Time to time
   advances / Master        published prime rate, accrued      interest on     interest and late payment
   Servicers, Special       on the amount of each               Servicing      charges on the related
   Servicer or Trustee      outstanding servicing                Advances      mortgage loan and then, after
                            advance.(2)                                        or at the same time that
                                                                               advance is reimbursed, out of
                                                                               any other amounts then on
                                                                               deposit in the applicable
                                                                               master servicer's collection
                                                                               account or, if funds in that
                                                                               master servicer's collection
                                                                               account are insufficient, the
                                                                               other master servicer's
                                                                               collection account.

                                      S-201

     TYPE / RECIPIENT                   AMOUNT               GENERAL PURPOSE              SOURCE                 FREQUENCY
-------------------------   ------------------------------   ---------------   -----------------------------   ---------------

P&I Advances /              To the extent of funds            Reimbursement    Amounts on deposit in the        Time to time
   Master Servicer and      available, the amount of any     of P&I Advances   applicable master servicer's
   Trustee                  P&I advances.(1)                    made with      collection account that
                                                              respect to the   represent late collections of
                                                              mortgage pool    interest and principal (net
                                                                               of related master servicing,
                                                                               workout and principal
                                                                               recovery fees) received in
                                                                               respect of the related
                                                                               mortgage loans or REO
                                                                               Property as to which such P&I
                                                                               advance was made, provided
                                                                               that if the applicable master
                                                                               servicer or trustee
                                                                               determines that a P&I advance
                                                                               is not recoverable out of
                                                                               collections on the related
                                                                               underlying mortgage loan,
                                                                               then out of general
                                                                               collections on the mortgage
                                                                               loans and any REO Properties
                                                                               in the trust on deposit in
                                                                               the applicable master
                                                                               servicer's collection account
                                                                               or, if funds in that master
                                                                               servicer's collection account
                                                                               are insufficient, the other
                                                                               master servicer's collection
                                                                               account.

Interest on P&I Advances /  At a rate per annum equal to a      Payment of     First, out of default            Time to time
   Master Servicers and     published prime rate, accrued    interest on P&I   interest and late payment
   Trustee                  on the amount of each                advances      charges on the related
                            outstanding P&I advance.(2)                        mortgage loan and then, after
                                                                               or at the same time that
                                                                               advance is reimbursed, out of
                                                                               any other amounts then on
                                                                               deposit in the applicable
                                                                               master servicer's collection
                                                                               account or, if funds in that
                                                                               master servicer's collection
                                                                               account are insufficient, the
                                                                               other master servicer's
                                                                               collection account.

Indemnification Expenses/   Amount to which such party is    Indemnification   General collections on the       Time to time
   Trustee and any          entitled to indemnification                        mortgage loans and any REO
   director, officer,       under the pooling and                              Properties on deposit in the
   employee or agent of     servicing agreement.(3)                            applicable master servicer's
   the Trustee,                                                                collection account or, if
   Depositor, Master                                                           funds in that master
   Servicers or Special                                                        servicer's collection account
   Servicer and any                                                            are insufficient, the other
   director, officer,                                                          master servicer's collection
   employee or agent of                                                        account and/or the trustee's
   Depositor, either                                                           distribution account.
   Master Servicer or the
   Special Servicer

_____________________________

(1)   Reimbursable out of collections on the related mortgage loan, except that:
      (a) advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool; and (b) advances that remain outstanding after a specially serviced mortgage loan has been worked out and the servicing of that mortgage loan has been returned to the applicable master servicer may be reimbursable out of general collections of principal on the mortgage pool.

(2)   Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first or solely out of general collections of principal on the mortgage pool.

                                      S-202

(3)   Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne thereby pursuant to the terms of the pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the pooling and servicing agreement.

                                      S-203

CALCULATION OF PASS-THROUGH RATES

      Each class of offered certificates will have a pass-through rate equal to
(a) a "Fixed" pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table, (b) a "WAC Cap" variable pass-through rate equal to the lesser of (x) the initial pass-through rate identified in the table with respect to that class, and (y) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional interest distributable to the class Y and class Z certificates) from time to time, or (c) a "WAC-x%" variable pass-through rate equal to either: (x) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding amounts payable to the class Y and class
Z certificates) from time to time; or (y) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional interest distributable to the class Y and class Z certificates) from time to time, minus a specific percentage.

      Under certain circumstances described in this prospectus supplement, the pass-through rate applicable to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates may convert to either (a) a fixed rate; (b) a variable rate equal to the weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding the additional interest distributable to the class Y and class Z certificates) from time to time; (c) a variable rate equal to the lesser of (i) % per annum and (ii) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding the additional interest distributable to the class Y and class Z certificates) from time to time; or (d)
a variable rate equal to the weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding the additional interest distributable to the class Y and class Z certificates) from time to time less a specified percentage.

      For so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rates applicable to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates will be floating rates based on LIBOR plus a specified percentage. However, the pass-through rate with respect to the class A-2FL,
A-3FL, AM-FL or AJ-FL certificates may be effectively reduced as a result of shortfalls allocated to the corresponding REMIC II regular interest or, if the pass-through rate of the related REMIC II regular interest for any interest accrual period is limited by the Weighted Average Net Mortgage Rate, then the amount by which the interest distributable with respect to that REMIC II regular interest is reduced as a result of that limitation will result in a corresponding reduction to the amount of interest payable by the swap counterparty with respect to the related distribution date and therefore a corresponding reduction to the amount of interest distributable with respect to the class A-2FL, class A-3FL, class AM-FL and/or class AJ-FL certificates, as applicable, on that distribution date. In addition, if there is a continuing payment default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the pass-through rate with respect to the class A-2FL certificates, the class
A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, will convert to a per annum rate equal to the pass-through rate on the corresponding REMIC II regular interest, and accordingly the interest accrual period and interest accrual basis for that class of certificates will convert to those of the corresponding REMIC II regular interest.

      The term "LIBOR" means, with respect to the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates and each interest accrual period for those certificates, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the related LIBOR Determination Date. If that rate does not appear on Reuters Screen
LIBOR01 Page, LIBOR for that interest accrual period will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by any five major reference banks in the London interbank market selected by the calculation agent under each swap agreement to provide that bank's offered quotation of such rates at approximately 11:00 a.m., London time, on the related LIBOR
Determination Date to prime banks in the London interbank market for a period of one month, commencing on the first day of the subject interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under each swap agreement will request the principal London office of any five major reference banks in the London interbank market selected by the calculation agent to provide a quotation of those rates, as offered by each such bank. If at least two such quotations are provided, LIBOR for that interest accrual period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that interest accrual period will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent under each swap agreement, at approximately 11:00 a.m., New York City time, on the related LIBOR Determination Date with respect to the subject interest accrual

                                      S-204

period for loans in U.S. Dollars to leading European banks for a period equal to one month, commencing on the LIBOR Determination Date with respect to such interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under each swap agreement will determine LIBOR for each interest accrual period and the determination of LIBOR by the calculation agent will be binding absent manifest error.

      The "LIBOR Determination Date" for the class A-2FL, A-3FL, AM-FL and AJ-FL certificates is (i) with respect to the initial interest accrual period, the date that is two LIBOR business days prior to the date of initial issuance of the certificates, and (ii) with respect to each applicable interest accrual period thereafter, the date that is two LIBOR Business Days prior to the commencement of the subject interest accrual period. A "LIBOR Business Day" is any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England and/or New York, New York.

      The pass-through rate for the class X certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class X strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class X certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of the total principal balance of one of the respective classes of the principal balance certificates. The total principal balance of each class of principal balance certificates (other than the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates) or REMIC II regular interests will constitute a separate component of the total notional amount of the class X certificates.

      For purposes of accruing interest on the class X certificates during any interest accrual period, the applicable class X strip rate with respect to any component of the total notional amount of the class X certificates for that interest accrual period will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component.

      The class Y, Z, R-I and R-II certificates will not be interest-bearing and, therefore, will not have pass-through rates.

PAYMENTS

      General. On each distribution date, the trustee will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

      In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no later than five business days prior to the last business day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

      Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

      Payments of Interest. All of the classes of the certificates except for the class Y, Z, R-I and R-II certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class AJ-FL REMIC II regular interest, will bear interest based upon:

      o     the pass-through rate with respect to that particular class of certificates, the class A-2FL REMIC II regular interest, the class
            A-3FL REMIC II regular interest, the class AM-FL REMIC II regular

                                      S-205

            interest, and the class AJ-FL REMIC II regular interest, as the case may be, for that interest accrual period;

      o     the total principal balance or notional amount, as the case may be, of that particular class of certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class AJ-FL REMIC II regular interest, as the case may be, outstanding immediately prior to the related distribution date; and

      o     the assumption that each year consists of twelve 30-day months (or, in the case of each of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, based on the actual number of days in that interest accrual period and the assumption that each year consists of 360 days). In addition, if the pass-through rate of the any of the REMIC II regular interests for any interest accrual period is limited by the Weighted Average Net Mortgage Rate, then the amount by which the interest distributable with respect to that REMIC II regular interest is reduced as a result of that limitation will result in a corresponding reduction to the amount of interest payable by the swap counterparty with respect to the related distribution date and therefore a corresponding reduction to the amount of interest distributable with respect to the class A-2FL, class A-3FL, class AM-FL and/or class AJ-FL certificates, as applicable, on that distribution date.

      On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority of Payments" below, the total amount of interest payable to the holders of each interest-bearing class of the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates)
and with respect to each of the class A-2FL REMIC II regular interest, A-3FL
REMIC II regular interest, AM-FL REMIC II regular interest and the class AJ-FL
REMIC II regular interest will include the total amount of interest accrued during the related interest accrual period with respect to that class of certificates or that REMIC II regular interest, as the case may be, reduced
(except in the case of the class X certificates) by the portion of any Net
Aggregate Prepayment Interest Shortfall or any interest shortfall for that distribution date allocable to the subject class of certificates.

      The portion of the Net Aggregate Prepayment Interest Shortfall for any
distribution date that is allocable to any class of principal balance certificates will equal the product of:

      o     the amount of that Net Aggregate Prepayment Interest Shortfall for that distribution date (less the amount allocated to the applicable class of certificates as specified in the following paragraph)
            multiplied by

      o     a fraction, the numerator of which is the total amount of interest accrued during the related interest accrual period with respect to the subject class of principal balance certificates or the subject
            REMIC II regular interest, as the case may be, and the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the interest bearing classes of certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A3-FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest.

      If the holders of any interest-bearing class of the certificates do not receive all of the interest to which they or it, as applicable, are/is entitled on any distribution date, then they or it, as applicable, will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments"
below.

      Although Net Aggregate Prepayment Interest Shortfalls or other interest shortfalls will not be allocated directly to the class A-2FL, A-3FL, AM-FL or
AJ-FL certificates, any such shortfalls allocated to the corresponding REMIC II regular interest will result in a dollar-for-dollar reduction in the interest distributable on the class A-2FL, A-3FL, AM-FL or AJ-FL certificates, as the case may be. Any distributions of interest allocated to the class A-2FL, class
A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, will be deposited in the trustee's floating rate account and will thereafter be distributed to the holders of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, as applicable, and/or the swap counterparty, as applicable.

                                      S-206

      If the holders of any interest-bearing class of the certificates (other than the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) or the grantor trust with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest or the class
AJ-FL REMIC II regular interest do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments" below.
However, no interest will accrue on any of that unpaid interest, and a portion of any past due interest payable with respect to each of the class A-2FL, class
A-3FL, class AM-FL and class AJ-FL REMIC II regular interests may be payable to the swap counterparty.

      Payments of Principal. In general, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total distributions of principal to be made with respect to the principal balance certificates (other than the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC
II regular interests, on any given distribution date will equal the Principal
Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of principal balance certificates on any given distribution date will equal the portion of the
Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. So long as the class
A-3 and A-3FL certificates, on the one hand, and class A-1A certificates, on the other hand, remain outstanding, however, except as otherwise set forth below, the Principal Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of either the class A-3 and A-3FL certificates on the one hand, or the class A-1A certificates, on the other hand, has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

      As indicated in the definition of "Principal Distribution Amount" in the glossary to this prospectus supplement, the Principal Distribution Amount for any distribution date will generally be:

      o     reduced by any Nonrecoverable Advance, with interest thereon, or any
            Workout-Delayed Reimbursement Amount with respect to any mortgage loan (or, in the case of a servicing advance, the related Loan
            Combination) that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

      o     increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

      If any Nonrecoverable Advance, with interest thereon, or Workout-Delayed
Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal
Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See
"Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement and "--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" below.

      The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

                                      S-207

      In general, the portion of the Principal Distribution Amount consisting of the Loan Group 1 Principal Distribution Amount will be allocated to the class
A-1, A-2, A-SB and A-3 certificates and the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest on each distribution date as follows:

      o     first, to the class A-SB certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, and

            2.    the excess, if any, of (a) the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date, over (b) the Class A-SB Planned Principal
                  Balance for that distribution date;

      o     second, to the class A-1 certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB certificates as described in the preceding bullet, and

            2.    the total principal balance of the class A-1 certificates
                  outstanding immediately prior to that distribution date;

      o     third, to the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB and/or A-1 certificates as
                  described in the preceding two bullets, and

            2.    the total principal balance of the class A-2 certificates and the class A-2FL REMIC II regular interest outstanding
                  immediately prior to that distribution date;

      o     fourth, to the class A-SB certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB, A-1, A-2 certificates and/or the class A-2FL REMIC II regular interest as described in the
                  preceding three bullets, and

            2.    the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date (as reduced by any portion of the Loan Group 1 Principal
                  Distribution Amount for that distribution date allocable to the class A-SB certificates as described in the first bullet of this paragraph); and

      o     fifth, to the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1, A-2 and/or A-SB certificates
                  and/or the class A-2FL REMIC II regular interest regular
                  interest as described in the preceding four bullets, and

            2.    the total principal balance of the class A-3 certificates and the class A-3FL REMIC II regular interest outstanding
                  immediately prior to that distribution date;

      In general, the portion of the Principal Distribution Amount consisting of the Loan Group 2 Principal Distribution Amount will be allocated to the class
A-1A certificates on each distribution date up to the lesser of--

      o     the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

                                      S-208

      o     the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date.

      If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-2, A-SB and A-3 certificates, the class A-2FL REMIC II regular interest and the class A-3FL
REMIC II regular interest outstanding immediately prior to that distribution date, then (following retirement of the class A-1, A-2, A-SB and A-3 certificates, the class A-2FL REMIC II regular interest and the class A-3FL
REMIC II regular interest) the remaining portion thereof would be allocated to the class A-1A certificates, up to the extent necessary to retire such class of certificates. Similarly, if the Loan Group 2 Principal Distribution Amount for
any distribution date exceeds the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date, then
(following retirement of the class A-1A certificates) the remaining portion thereof would be allocated (after taking account of the allocations of the Loan
Group 1 Principal Distribution Amount for that distribution date described in the second preceding paragraph): first, to the class A-SB certificates, up to the extent necessary to pay down the then total principal balance thereof to the
Class A-SB Planned Principal Balance for that distribution date; second, to the class A-1 certificates, up to the extent necessary to retire that class of certificates; third, to the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest; fourth, to the class A-SB certificates, up to the extent necessary to retire that class of certificates; and fifth, to the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest.

      Notwithstanding the foregoing, if any of two or more of the A-1, A-2,
A-2FL, A-SB, A-3, A-3FL and A-1A classes are outstanding at a time when the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H,
J, K, L, M, N, P, Q, S and T certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection with
Realized Losses and Additional Trust Fund Expenses" below, then the Principal
Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-2, A-SB, A-3 and A-1A classes and, if applicable, the class
A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest that remain outstanding on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

      Following the retirement of the class A-1, A-2, A-SB, A-3, A-1A certificates and the class A-2FL REMIC II regular interest and class A-3FL REMIC
II regular interest, the Principal Distribution Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

      o     the portion of that Principal Distribution Amount that remains unallocated; and

      o     the total principal balance of the particular class immediately prior to that distribution date.

                                      S-209

            ORDER OF ALLOCATION                CLASS
            -------------------        ---------------------
                     1                     AM and AM-FL*
                     2                     AJ and AJ-FL*
                     3                           B
                     4                           C
                     5                           D
                     6                           E
                     7                           F
                     8                           G
                     9                           H
                     10                          J
                     11                          K
                     12                          L
                     13                          M
                     14                          N
                     15                          P
                     16                          Q
                     17                          S
                     18                          T

____________________

*     Pro rata and pari passu based on the respective principal balances thereof. References to "AM-FL" and "AJ-FL" in the table refer to the class
      AM-FL and class AJ-FL REMIC II regular interests.

      In no event will the holders of any class of certificates or REMIC II regular interests listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of the class A-1, A-2,
A-SB, A-3, A-1A certificates and the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest is reduced to zero. Furthermore, in no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

      Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC
II regular interests may be reduced without a corresponding payment of principal. If that occurs with respect to any such class of principal balance certificates or with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, then, subject to available funds from time to time and the priority of payments described under
"--Payments--Priority of Payments" below, there may be distributed with respect to that class of principal balance certificates or that REMIC II regular interest, as applicable, a reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under
"--Payments--Priority of Payments" below mean, in the case of any class of principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates) or in the case of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, for any distribution date, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class of principal balance certificates or the total principal balance of that REMIC II regular interest, as applicable, on all prior distribution dates as discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below. Any such reimbursements with respect to the class A-2FL REMIC
II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
REMIC II regular interest or the class AJ-FL REMIC II regular interest, will be deposited in the trustee's floating rate account and thereafter will be distributed to the holders of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable.

      In limited circumstances, the total principal balance of a class of principal balance certificates or REMIC II regular interest that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount with

                                      S-210

respect to the subject class of principal balance certificates or REMIC II regular interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable
Advances (or interest thereon) that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution Amount for such
Distribution Date.

      Priority of Payments. On each distribution date, the trustee will apply the Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the following order of priority, in each case to the extent of the remaining applicable portion of the Available Distribution Amount:

  ORDER OF         RECIPIENT CLASS
   PAYMENT            OR CLASSES                                TYPE AND AMOUNT OF PAYMENT
------------   -----------------------   --------------------------------------------------------------------------

      1                   X*             From the entire Available Distribution Amount, interest up to the total interest payable on that class, without regard to loan groups

                 A-1, A-2, A-2FL(1),     From the portion of the Available Distribution Amount attributable to
               A-SB, A-3 and A-3FL*(2)   the mortgage loans in loan group 1, interest up to the total interest payable on those classes, pro rata, based on entitlement

                        A-1A*            From the portion of the Available Distribution Amount attributable to the mortgage loans in loan group 2, interest up to the total interest payable on such class

      2          A-1, A-2, A-2FL(1),     Principal up to the Loan Group 1 Principal Distribution Amount (and, if
                      A-SB, A-3          the class A-1A certificates are retired, any remaining portion of the
                    and A-3FL**(2)       Loan Group 2 Principal Distribution Amount), first to the class A-SB certificates, until the total principal balance thereof is reduced to the applicable Class A-SB Planned Principal Balance, and then to (a) the class A-1 certificates, (b) the class A-2 certificates and the class
                                         A-2FL REMIC II regular interest, on a pro rata basis by principal balance, (c) the class A-SB certificates and (d) the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance.

                        A-1A**           Principal up to the Loan Group 2 Principal Distribution Amount (and, if
                                         the class A-3 and class A-3FL certificates are retired, any remaining portion of the Loan Group 1 Principal Distribution Amount), until the class A-1A certificates are retired

      3          A-1, A-2, A-2FL(1),     Reimbursement up to the loss reimbursement amounts for those classes and
               A-SB, A-3, A-3FL(2) and   those REMIC II regular interests, pro rata, based on entitlement,
                         A-1A            without regard to loan groups
-------------------------------------------------------------------------------------------------------------------

      4            AM and AM-FL(3)       Interest up to the total interest payable on that class and that REMIC
                                         II regular interest, on a pro rata basis, by principal balance

      5            AM and AM-FL(3)       Principal up to the portion of the Principal Distribution Amount allocable to that class and that REMIC II regular interest, on a pro rata basis, by principal balance

      6            AM and AM-FL(3)       Reimbursement up to the loss reimbursement amount for that class and that REMIC II regular interest, pro rata, based on entitlement
-------------------------------------------------------------------------------------------------------------------

      7            AJ and AJ-FL(4)       Interest up to the total interest payable on that class and that REMIC
                                         II regular interest, on a pro rata basis, by principal balance

      8            AJ and AJ-FL(4)       Principal up to the portion of the Principal Distribution Amount allocable to that class and that REMIC II regular interest, on a pro rata basis, by principal balance

      9            AJ and AJ-FL(4)       Reimbursement up to the loss reimbursement amount for that class and that REMIC II regular interest, pro rata, based on entitlement
-------------------------------------------------------------------------------------------------------------------

     10                   B              Interest up to the total interest payable on that class

     11                   B              Principal up to the portion of the Principal Distribution Amount allocable to that class

     12                   B              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     13                   C              Interest up to the total interest payable on that class

     14                   C              Principal up to the portion of the Principal Distribution Amount allocable to that class

     15                   C              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

                                      S-211

  ORDER OF         RECIPIENT CLASS
   PAYMENT            OR CLASSES                                TYPE AND AMOUNT OF PAYMENT
-------------------------------------------------------------------------------------------------------------------

     16                   D              Interest up to the total interest payable on that class

     17                   D              Principal up to the portion of the Principal Distribution Amount allocable to that class

     18                   D              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     19                   E              Interest up to the total interest payable on that class

     20                   E              Principal up to the portion of the Principal Distribution Amount allocable to that class

     21                   E              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     22                   F              Interest up to the total interest payable on that class

     23                   F              Principal up to the portion of the Principal Distribution Amount allocable to that class

     24                   F              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     25                   G              Interest up to the total interest payable on that class

     26                   G              Principal up to the portion of the Principal Distribution Amount allocable to that class

     27                   G              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     28                   H              Interest up to the total interest payable on that class

     29                   H              Principal up to the portion of the Principal Distribution Amount allocable to that class

     30                   H              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     31                   J              Interest up to the total interest payable on that class

     32                   J              Principal up to the portion of the Principal Distribution Amount allocable to that class

     33                   J              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     34                   K              Interest up to the total interest payable on that class

     35                   K              Principal up to the portion of the Principal Distribution Amount allocable to that class

     36                   K              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     37                   L              Interest up to the total interest payable on that class

     38                   L              Principal up to the portion of the Principal Distribution Amount allocable to that class

     39                   L              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     40                   M              Interest up to the total interest payable on that class

     41                   M              Principal up to the portion of the Principal Distribution Amount allocable to that class

     42                   M              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     43                   N              Interest up to the total interest payable on that class

     44                   N              Principal up to the portion of the Principal Distribution Amount allocable to that class

     45                   N              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     46                   P              Interest up to the total interest payable on that class

     47                   P              Principal up to the portion of the Principal Distribution Amount allocable to that class

     48                   P              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     49                   Q              Interest up to the total interest payable on that class

     50                   Q              Principal up to the portion of the Principal Distribution Amount allocable to that class

     51                   Q              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     52                   S              Interest up to the total interest payable on that class

     53                   S              Principal up to the portion of the Principal Distribution Amount allocable to that class

     54                   S              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

                                      S-212

  ORDER OF         RECIPIENT CLASS
   PAYMENT            OR CLASSES                                TYPE AND AMOUNT OF PAYMENT
-------------------------------------------------------------------------------------------------------------------

     55                   T              Interest up to the total interest payable on that class

     56                   T              Principal up to the portion of the Principal Distribution Amount allocable to that class

     57                   T              Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------------

     58              R-I and R-II        Any remaining portion of the Available Distribution Amount

_______________________

*     If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-2, A-SB, A-3, A-1A and X classes, the class A-2FL REMIC II regular interest and the class A-3FL
      REMIC II regular interest, as set forth in the table above, is insufficient for that purpose, then the Available Distribution Amount will be applied to pay interest on all those classes and those REMIC II regular interest, pro rata based on entitlement.

**    In general, no payments of principal will be made in respect of the class
      A-1, A-2 or A-3 certificates or the class A-2FL REMIC II regular interest or the class A-3FL REMIC II regular interest on any given distribution date until the total principal balance of the class A-SB certificates is paid down to the then applicable Class A-SB Planned Principal Balance. In addition, no payments of principal will be made in respect of the class
      A-2 certificates or the class A-2FL REMIC II regular interest until the total principal balance of the class A-1 certificates is reduced to zero, no payments of principal will be made in respect of the class A-SB certificates (other than as described in the prior sentence) until the total principal balance of the class A-2 and class A-2FL REMIC II regular interest is reduced to zero and no payments of principal will be made in respect of the class A-3 certificates and the class A-3FL REMIC II regular interest until the total principal balance of the class A-SB certificates is reduced to zero. Furthermore, for purposes of receiving distributions of principal from the Loan Group 1 Principal Distribution Amount, the class A-1, A-2, A-SB and A-3 certificates and the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest will evidence a prior right, relative to the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal
      Distribution Amount, the class A-1A certificates will evidence a prior right, relative to the class A-1, A-2, A-SB and A-3 certificates and the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest, to any available funds attributable to loan group 2. However, if any two or more of the class A-1, A-2, A-SB, A-3 and A-1A certificates and the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest are outstanding at a time when the total principal balance of the class AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates, the class AJ-FL REMIC II regular interest and the class AM-FL REMIC II regular interest have been reduced to zero as described under "--Reductions to Certificate Principal Balances in
      Connection with Realized Losses and Additional Trust Fund Expenses" below, payments of principal on the outstanding class A-1, A-2, A-SB, A-3 and
      A-1A certificates and the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

(1)   Refers to class A-2FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-2FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class A-2FL certificates and/or the swap counterparty on the subject distribution date.

(2)   Refers to class A-3FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-3FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class A-3FL certificates and/or the swap counterparty on the subject distribution date.

(3)   Refers to class AM-FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class AM-FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class AM-FL certificates and/or the swap counterparty on the subject distribution date.

(4)   Refers to class AJ-FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class AJ-FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class AJ-FL certificates and/or the swap counterparty on the subject distribution date.

      Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the trustee will pay a portion of that prepayment consideration to the holders of the class A-1, A-2, A-SB, A-3, A-1A,
AM, AJ, B, C, D, E, F, G, H, J and/or K certificates and/or to the holders of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and/or the class AJ-FL REMIC
II regular interest (or, for so long as the class A-3 and A-1A certificates and the class A-3FL REMIC II regular interest are outstanding, payments of principal on that distribution date from collections on the loan group that includes the

                                      S-213

prepaid mortgage loan), up to an amount equal to, in the case of any particular class of those principal balance certificates or REMIC II regular interests, the product of--

      o     the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

      o     a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate for the subject class of certificates, over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

      o     a fraction, the numerator of which is equal to the amount of principal payable with respect to the subject class of certificates or the REMIC II regular interest, as the case may be, on that distribution date (or, for so long as the class A-3 and A-1A certificates and the class A-3FL REMIC II regular interest are outstanding, the amount of principal payable with respect to the subject class of certificates, or that REMIC II regular interest, as the case may be, on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and the denominator of which is the Principal Distribution Amount (or, so long as the A-3 and A-1A certificates and the class A-3FL REMIC II regular interest are outstanding, the Loan Group 1 Principal
            Distribution Amount or the Loan Group 2 Principal Distribution
            Amount, as applicable, based on which loan group includes the prepaid mortgage loan) for that distribution date.

      Notwithstanding the foregoing, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder, any prepayment premium or yield maintenance charge allocable to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests will be payable to the respective swap counterparty.

      The discount rate applicable to any such class of principal balance certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest or the class
AJ-FL REMIC II regular interest, as the case may be, with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date or anticipated repayment date, as applicable, for the prepaid mortgage loan. In the event that there are two or more U.S. Treasury issues--

      o     with the same coupon, the issue with the lowest yield will be selected; or

      o     with maturity dates equally close to the maturity date or
            anticipated repayment date, as applicable, for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

      The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

      Following any payment of prepayment consideration as described above, the trustee will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class X certificates.

      NOTWITHSTANDING THE FOREGOING, ALL PREPAYMENT PREMIUMS AND YIELD
MAINTENANCE CHARGES PAYABLE AS DESCRIBED ABOVE, WILL BE REDUCED, WITH RESPECT TO
SPECIALLY SERVICED MORTGAGE LOANS, BY AN AMOUNT EQUAL TO ADDITIONAL TRUST FUND
EXPENSES AND REALIZED LOSSES PREVIOUSLY ALLOCATED TO ANY CLASS OF CERTIFICATES.

      Neither we nor the underwriters make any representation as to--

      o     the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield maintenance charge; or

                                      S-214

      o     the collectability of any prepayment premium or yield maintenance charge.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Prepayment Provisions" and "--Other Prepayment Provisions;
Mortgage Loans Which May Require Principal Paydowns" in this prospectus supplement.

      Payments of Additional Interest. On each distribution date, any Additional
Interest collected on the Converting Loans during the related collection period will be distributed to the holders of the class Y certificates, and any
Additional Interest collected on the ARD Loans during the related collection period will be distributed to the holders of the class Z certificates.

      Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

      o     payments on the certificates (exclusive of the class A-2FL, A-3FL,
            AM-FL and AJ-FL certificates), the class A-2FL, class A-3FL, class
            AM-FL and class AJ-FL REMIC II regular interests;

      o     allocations of Realized Losses and Additional Trust Fund Expenses to
            the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and
            AJ-FL certificates), the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests; and

      o     the amount of all fees payable to the applicable master servicer, the special servicer and the trustee under the pooling and servicing agreement.

      In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

      Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

      o     first, to pay or reimburse the applicable master servicer, the special servicer and/or the trustee for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

      o     second, as collections of principal, interest and other amounts due on the related mortgage loan (or, if the REO Property relates thereto, on a Loan Combination).

      To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the applicable master servicer and the trustee will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

      As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL, class A-3FL, class AM-FL and class
AJ-FL REMIC II regular interests.

      On each distribution date, following the payments to be made to the certificateholders (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests on that distribution date, the trustee will be required to allocate to

                                      S-215

the respective classes of the principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class, the aggregate of all Realized Losses and
Additional Trust Fund Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total principal balance of the principal balance certificates following all payments made to certificateholders (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL, class A-3FL, class
AM-FL and class AJ-FL REMIC II regular interests on that distribution date exceeds the total Stated Principal Balance of, together with any Unliquidated
Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date.

            ORDER OF ALLOCATION                 CLASS
            -------------------      --------------------------
                     1                            T
                     2                            S
                     3                            Q
                     4                            P
                     5                            N
                     6                            M
                     7                            L
                     8                            K
                     9                            J
                     10                           H
                     11                           G
                     12                           F
                     13                           E
                     14                           D
                     15                           C
                     16                           B
                     17                     AJ and AJ-FL*
                     18                     AM and AM-FL*
                     19                    A-1, A-2, A-2FL
                                     A-SB, A-3, A-3FL and A-1A*

_________________

*     Pro rata and pari passu based on the respective total principal balances thereof.

      The reference in the foregoing table to "A-2FL" means the class A-2FL
REMIC II regular interest. However, any reduction in the total principal balance of the class A-2FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-2FL certificates. The reference in the foregoing table to "A-3FL" means the class
A-3FL REMIC II regular interest. However, any reduction in the total principal balance of the class A-3FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-3FL certificates. The reference in the foregoing table to "AM-FL" means the class AM-FL REMIC II regular interest. However, any reduction in the total principal balance of the class AM-FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class AM-FL certificates. The reference in the foregoing table to
"AJ-FL" means the class AJ-FL REMIC II regular interest. However, any reduction in the total principal balance of the class AJ-FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class AJ-FL certificates.

      All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a class of principal balance certificates or REMIC II regular interest will be made by reducing the total principal balance of such class by the amount so allocated.

      In no event will the total principal balance of any class of principal balance certificates or REMIC II regular interest identified in the foregoing table be reduced until the total principal balance of all other classes of principal balance certificates or REMIC II regular interest listed above it in the table have been reduced to zero.

                                      S-216

      A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder.
In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest and
Additional Interest, also will be treated as a Realized Loss. Furthermore, any
Nonrecoverable Advance reimbursed from principal collections will constitute a
Realized Loss.

      Some examples of Additional Trust Fund Expenses are:

      o     any special servicing fees, workout fees and principal recovery fees paid to the special servicer; which fees are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     any interest paid to the applicable master servicer, the special servicer and/or the trustee with respect to unreimbursed Advances, which interest payment is not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

      o     any unanticipated, non-mortgage loan specific expenses of the trust, including--

            1.    any reimbursements and indemnifications to the trustee and/or various related persons described under "Description of the
                  Governing Documents--Matters Regarding the Trustee" in the
                  accompanying base prospectus;

            2.    any reimbursements and indemnification to either master
                  servicer, the special servicer, us and/or various related
                  persons described under "Description of the Governing
                  Documents--Matters Regarding the Master Servicer, the Special
                  Servicer, the Manager and Us" in the accompanying base
                  prospectus; and

            3.    any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Federal
                  Income Tax Consequences--Taxation of Owners of REMIC Residual
                  Certificates--Prohibited Transactions Tax and Other Taxes" in
                  the accompanying base prospectus; and

      o     any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a Non-Trust Loan by the trust, in its capacity as holder of the related mortgage loan in the trust that is part of the related Loan Combination, pursuant to the related Loan Combination Intercreditor Agreement; and

      o     any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the
            Mortgage Loans--Realization Upon Defaulted Mortgage Loans" in this prospectus supplement.

      From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total
Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount
(and, accordingly, the distribution of such items as

                                      S-217

principal with respect to the principal balance certificates), the total principal balances of one or more classes that had previously been reduced as described above in this "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" section may be increased (in each case, up to the amount of any such prior reduction). Any such increase would be made among the respective classes of principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority); provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT OF
ADVANCES

      Each master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged real properties have become REO Properties), in each case net of related master servicing fees (and, in the case of the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan, the servicing fee of the applicable master servicer under the Other Securitization), that:

      o     were due or deemed due, as the case may be, with respect to the mortgage loans serviced by that master servicer during the related collection period; and

      o     were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

      The master servicers will not make P&I advances prior to the related P&I advance date, which is the business day immediately preceding each distribution date. Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan, then the applicable master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of--

      o     the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence; and

      o     a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date.

      In the case of any A-Note Trust Mortgage Loan, any reduction in the interest portion of P&I advances to be made with respect to that mortgage loan, as contemplated by the prior paragraph, will be based on that portion of any
Appraisal Reduction Amount with respect to the related Loan Combination that is allocable to the subject A-Note Trust Mortgage Loan. Each Loan Combination will be treated as single mortgage loan for purposes of calculating an Appraisal
Reduction Amount. Any Appraisal Reduction Amount with respect to a Loan
Combination will be allocated first to the related B-Note Trust Loan and B-Note
Non-Trust Loan, pro rata (if applicable), in each case, up to the outstanding principal balances thereof, and then to the applicable A-Note Trust Mortgage
Loan and A-note non-trust mortgage loan, pro rata (if applicable). In the case of the George-Alabama Retail Portfolio Trust Mortgage Loan, any Appraisal
Reduction Amount will be calculated in accordance with, and based on an appraisal performed or obtained by the Other Master Servicer or the Other
Special Servicer pursuant to, the Other Pooling and Servicing Agreement.

      With respect to any distribution date, the applicable master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in its collection account that are not required to be paid on the certificates (exclusive of the

                                      S-218

class A-2FL, A-3FL, AM-FL and AJ-FL certificates) or with respect to the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest on that distribution date (or a combination of both methods).

      The trustee will be required to make any P&I advance that the applicable master servicer fails to make with respect to a mortgage loan. See "--The
Trustee" below.

      The master servicers and the trustee will each be entitled to recover any
P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicers or the trustee will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the applicable master servicer or the trustee is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the applicable master servicer and the trustee will be required to act in accordance with such determination.
If the applicable master servicer or the trustee makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance together with interest accrued on the Advance as described in the next paragraph, out of general collections on the mortgage loans and any REO
Properties on deposit in the applicable master servicer's collection account (or if funds are insufficient in such account, from the other master servicer's collection account) from time to time subject to the limitations and requirements described below. See also "Description of the Governing
Documents--Advances" in the accompanying base prospectus and "Servicing of the
Mortgage Loans--Collection Account" in this prospectus supplement.

      The master servicers and the trustee will each be entitled to receive interest on P&I advances made thereby out of its own funds; provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

      o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

      o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the applicable master servicer's collection account (or if funds are insufficient in such account, from the other master servicer's collection account) subject to the limitations for reimbursement of the P&I advances described below.

      A monthly debt service payment will be assumed to be due with respect to:

      o     each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date; and

      o     each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

      The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the

                                      S-219

second bullet of the prior paragraph as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO
Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding. Assumed monthly debt service payments for the ARD Loans do not include Additional Interest.

      None of the master servicers or the trustee will be required to make any
P&I advance with respect to a Non-Trust Loan.

      Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the applicable master servicer, the special servicer or the trustee, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the applicable master servicer's collection account (or if funds are insufficient in such account, from the other master servicer's collection account) that constitute principal collections received on all of the mortgage loans serviced by it during the related collection period; provided, however, that if amounts of principal on deposit in the collection accounts are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in its collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account, in which case interest will continue to accrue on the portion of the Advance that remains outstanding. Further, any party to the pooling and servicing agreement that has deferred the reimbursement of an Advance or a portion of an Advance may elect at any time to reimburse itself for the deferred amounts from general collections
(including amounts otherwise distributable as interest to certificateholders) on the mortgage loans together with interest thereon. In either case, the reimbursement will be made first from principal received on the mortgage loans serviced by the applicable master servicer during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount (which includes interest on the subject Advance) will be reimbursable (together with advance interest thereon) to the applicable master servicer, the special servicer or the trustee, as applicable, in full, only from amounts on deposit in the applicable master servicer's collection account that constitute principal received on all of the mortgage loans being serviced by it during the related collection period
(net of amounts necessary to reimburse for Nonrecoverable Advances and pay interest thereon) (or if funds are insufficient in such account, from the other master servicer's collection account) and, to the extent that the principal collections during that collection period are not sufficient to reimburse such
Workout-Delayed Reimbursement Amount, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans serviced by the applicable master servicer during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for Nonrecoverable Advances and interest on
Nonrecoverable Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under "--Reductions to
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" above. The fact that a decision to recover such
Nonrecoverable Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the applicable master servicer or special servicer, constitute a violation of the Servicing Standard or any contractual duty under the pooling and servicing agreement and/or, with respect to the trustee, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

      None of the parties to the pooling and servicing agreement will be required to advance any amount required to be paid by the swap counterparty under any of the swap contracts in the event that the swap counterparty fails to make such required payment.

                                      S-220

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

      Reports by the Trustee. Based solely on information provided in monthly reports prepared by the master servicers and the special servicer and delivered to the trustee, the trustee will be required to prepare and make available electronically via its website at www.etrustee.net or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a trustee report substantially in the form of, and containing the information set forth in, Annex D to this prospectus supplement. The trustee report for each distribution date will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties, including the following items of information:

      o     the applicable record date, interest accrual period, determination date and distribution date;

      o     the amount of the distribution on such distribution date to the holders of each class of principal balance certificates, the class
            A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, in reduction of the total principal balance thereof;

      o     the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates, the class
            A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, allocable to interest;

      o     the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates allocable to prepayment premiums and/or yield maintenance charges;

      o     the amount of the distribution on such distribution date to the holders of each class of principal balance certificates in reimbursement of previously allocated Realized Losses and Additional
            Trust Fund Expenses;

      o     the Available Distribution Amount for such distribution date, and related information regarding cash flows received for distributions, fees and expenses;

      o     payments made to and by the swap counterparty with respect to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates;

      o     (a) the aggregate amount of P&I advances made with respect to the entire mortgage pool for such distribution date pursuant to the pooling and servicing agreement and the aggregate amount of unreimbursed P&I advances with respect to the entire mortgage pool that had been outstanding at the close of business on the related determination date and the aggregate amount of interest accrued and payable to the master servicers or the trustee in respect of such unreimbursed P&I advances as of the close of business on the related
            Determination Date, (b) the aggregate amount of servicing advances with respect to the entire mortgage pool as of the close of business on the related determination date and (c) the aggregate amount of all advances with respect to the entire mortgage pool as of the close of business on the related determination date that are nonrecoverable on a loan specific basis;

      o     the aggregate unpaid principal balance of the mortgage pool outstanding as of the close of business on the related determination date;

      o     the aggregate Stated Principal Balance of the mortgage pool outstanding immediately before and immediately after such
            distribution date;

      o     the number, aggregate principal balance, weighted average remaining term to maturity and weighted average mortgage interest rate of the mortgage loans as of the close of business on the related
            determination date;

                                      S-221

      o     the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated
            Principal Balance (immediately after such distribution date) of the mortgage loans (a) delinquent 30-59 days, (b) delinquent 60-89 days,
            (c) delinquent more than 89 days, (d) as to which foreclosure proceedings have been commenced, and (e) to the actual knowledge of either master servicer or special servicer, in bankruptcy
            proceedings;

      o     as to each mortgage loan referred to in the preceding bullet above,
            (a) the loan number thereof, (b) the Stated Principal Balance thereof immediately following such distribution date, and (c) a brief description of any executed loan modification;

      o     with respect to any mortgage loan that was liquidated during the related collection period (other than by reason of a payment in full), (a) the loan number thereof, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any Realized Loss in connection with such liquidation;

      o     with respect to any REO Property included in the trust fund that was liquidated during the related collection period, (a) the loan number of the related mortgage loan, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any
            Realized Loss in respect of the related mortgage loan in connection with such liquidation;

      o     the amount of interest accrued and the amount of interest payable in respect of each class of interest-bearing certificates for such distribution date;

      o     any unpaid interest in respect of each class of interest-bearing certificates after giving effect to the distributions made on such distribution date;

      o     the pass-through rate for each class of interest-bearing
            certificates for such distribution date;

      o     the Principal Distribution Amount, separately identifying the respective components thereof (and, in the case of any voluntary principal prepayment or other unscheduled collection of principal received during the related collection period, the loan number for the related mortgage loan and the amount of such prepayment or other collection of principal);

      o     the aggregate of all Realized Losses incurred during the related collection period and all Additional Trust Fund Expenses incurred during the related collection period;

      o     the aggregate of all Realized Losses and Additional Trust Fund
            Expenses that were allocated on such distribution date;

      o     the total principal balance or notional amount, as applicable, of each class of interest-bearing certificates outstanding immediately before and immediately after such distribution date, separately identifying any reduction therein due to the allocation of Realized
            Losses and Additional Trust Fund Expenses on such distribution date;

      o     the certificate factor for each class of interest-bearing
            certificates immediately following such distribution date;

      o     the aggregate amount of interest on P&I advances in respect of the mortgage pool paid to the master servicers and the trustee during the related collection period in accordance with the pooling and servicing agreement;

      o     the aggregate amount of interest on servicing advances in respect of the mortgage pool paid to the master servicers, the special servicer and the trustee during the related collection period in accordance with the pooling and servicing agreement;

                                      S-222

      o     the aggregate amount of servicing compensation paid to the master servicers and the special servicer during the related collection period;

      o     information regarding any Appraisal Reduction Amount existing with respect to any mortgage loan as of the related determination date;

      o     the original and then current credit support levels for each class of interest-bearing certificates;

      o     the original and then current ratings known to the trustee for each class of interest-bearing certificates;

      o     the aggregate amount of prepayment premiums and yield maintenance charges collected during the related collection period;

      o     the value of any REO Property included in the trust fund as of the end of the related determination date for such distribution date, based on the most recent appraisal or valuation;

      o     the amounts, if any, actually distributed with respect to the class
            Y certificates, the class Z certificates, the class R-I certificates and the class R-II certificates, respectively, on such distribution date; and

      o     any material information known to the trustee regarding any material breaches of representations and warranties of the respective mortgage loan sellers with respect to the mortgage loans and any events of default under the pooling and servicing agreement.

      Recipients will be deemed to have agreed to keep the information contained in any trustee report confidential to the extent such information is not publicly available.

      The special servicer is required to deliver to the master servicers monthly, beginning in September, 2007, a CMSA special servicer loan file that contains the information called for in, or that will enable the master servicers to produce, the CMSA reports required to be delivered by the master servicers to the trustee as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

      Each master servicer is required to deliver to the trustee monthly, beginning in September, 2007, the CMSA loan periodic update file with respect to the subject distribution date.

      Monthly, beginning in October, 2007, each master servicer must deliver to the trustee a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

      o     a CMSA comparative financial status report;

      o     a CMSA delinquent loan status report;

      o     a CMSA historical loan modification and corrected mortgage loan report;

      o     a CMSA REO status report;

      o     a CMSA loan level reserve/LOC report;

      o     a CMSA advance recovery report;

      o     a CMSA servicer watchlist;

      o     a CMSA property file;

      o     a CMSA loan set-up file; and

                                      S-223

      o     a CMSA financial file.

      These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the trustee and each of the master servicers.

      In addition, each master servicer will be required to deliver to the controlling class representative any Note B Loan Noteholder and upon request, the trustee, the following reports required to be prepared and maintained by it and/or the special servicer:

      o     with respect to any mortgaged real property or REO Property, a CMSA operating statement analysis report; and

      o     with respect to any mortgaged real property or REO Property, a CMSA
            NOI adjustment worksheet.

      Absent manifest error of which it has actual knowledge, none of the master servicers or the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of a master servicer or the special servicer, as the case may be. None of the trustee, the master servicers and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the trustee, the master servicers and the special servicer will disclaim responsibility for, any information made available by the trustee, the master servicers or the special servicer, as the case may be, for which it is not the original source.

      The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

      Information Available From Trustee. The trustee will, and the master servicers may, but are not required to, make available each month via their respective internet websites to any interested party (i) the trustee report,
(ii) the pooling and servicing agreement and (iii) the final prospectus supplement for the offered certificates and the accompanying base prospectus. In addition, the trustee will make available each month, on each distribution date, the Unrestricted Servicer Reports, the CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The trustee will also make available each month, to the extent received, on each distribution date, (i) the
Restricted Servicer Reports and (ii) the CMSA property file, to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the trustee with certain required certifications, via the trustee's internet website initially located at
www.etrustee.net with the use of a password (or other comparable restricted access mechanism) provided by the trustee. Assistance with the trustee's website can be obtained by calling: (714) 259-6253.

      The trustee will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the trustee for which it is not the original source.

      The trustee and the master servicers may require registration and the acceptance of a disclaimer in connection with providing access to their respective internet websites. The trustee and the master servicers will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

      Availability of Exchange Act Reports. The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the trustee as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

      Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the trustee as if you were a certificateholder, provided that you deliver a written certification to the trustee confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those

                                      S-224

monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the trustee's internet website. Conveyance of notices and other communications by DTC to the
DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
We, the master servicers, the special servicer, the trustee, the trustee and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

      Other Information. The pooling and servicing agreement will obligate the master servicers (with respect to the items listed in clauses 1, 2, 3, 4, 5, 6,
8 and 9 below, to the extent those items are in its possession), the special servicer (with respect to the items in clauses 4, 5, 6, 7, 8 and 9 below, to the extent those items are in its possession), the trustee or the trustee, as applicable (with respect to the items in clauses 1 through 10 below, in the case of the trustee, and clause 3 below, in the case of the trustee, to the extent those items are in their respective possessions), to make available at their respective offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

            1.    the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

            2.    all trustee reports and monthly reports of the master
                  servicers delivered, or otherwise electronically made
                  available, to certificateholders since the date of initial issuance of the offered certificates;

            3.    all officer's certificates delivered to the trustee and the trustee by the master servicers and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

            4.    all accountants' reports delivered to the trustee with respect to the master servicers and/or the special servicer since the date of initial issuance of the offered certificates, as
                  described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

            5.    the most recent inspection report with respect to each
                  mortgaged real property for a mortgage loan prepared by or on behalf of the applicable master servicer and delivered to the trustee as described under "Servicing of the Mortgage
                  Loans--Inspections; Collection of Operating Information" in
                  this prospectus supplement and any environmental assessment prepared as described under "Realization Upon Defaulted
                  Mortgage Loans--Foreclosure and Similar Proceedings" in this prospectus supplement;

            6.    the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan and financial statements of the related borrower collected by or on behalf of the master servicers as described under "Servicing of the
                  Mortgage Loans--Inspections; Collection of Operating
                  Information" in this prospectus supplement;

            7.    all modifications, waivers and amendments of the mortgage
                  loans that are to be added to the mortgage files from time to time and any asset status report prepared by the special
                  servicer;

            8.    the servicing file relating to each mortgage loan;

            9.    any and all officer's certificates and other evidence
                  delivered by the master servicers or the special servicer, as the case may be, to support its determination that any advance was, or if made, would be, a nonrecoverable advance; and

                                      S-225

            10.   all reports filed with the SEC with respect to the trust
                  pursuant to Sections 13(a), 13(c), 14 or 15(d) of the
                  Securities Exchange Act of 1934, as amended.

      Copies of the foregoing items will be available from the trustee, the master servicers or the special servicer, as applicable, upon request. However, except in the case of the items described in item 10 above, the trustee, the master servicers and the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

      In connection with providing access to or copies of the items described above, the trustee, the master servicers or the special servicer, as applicable, may require:

      o     in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential; and

      o     in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

      The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

VOTING RIGHTS

      At all times during the term of the pooling and servicing agreement, 100%
of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

      o     2% in the aggregate in the case of the class X certificates, and

      o     in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates and the denominator of which is equal to the then total principal balance of all the principal balance certificates.

      The holders of the class R-I, R-II, Y or Z certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. See "Description of the Certificates--Voting Rights" in
the accompanying base prospectus.

TERMINATION

      The obligations created by the pooling and servicing agreement will terminate following the earliest of--

      o     the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

      o     the purchase of all of the mortgage loans and REO Properties remaining in the trust by the holder (or, if applicable, the beneficial owner) of certificates with the largest percentage of voting rights allocated to the controlling class (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder), a master servicer or the special servicer, in that order of preference, after the Stated
            Principal Balance of the mortgage pool prior to the application of

                                      S-226

            principal payments and losses in the related collection period has been reduced to less than 1.0% of the initial mortgage pool balance.

      Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

      Any purchase by either master servicer, the special servicer or the plurality controlling class certificateholder of all the mortgage loans and REO
Properties remaining in the trust is required to be made at a price equal to:

      o     the sum of--

            1.    the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become REO
                  Properties), together with interest thereon plus any accrued and unpaid interest on P&I advances made with respect to such mortgage loans, unreimbursed servicing advances for those
                  mortgage loans plus any accrued and unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any such purchase and any other Additional
                  Trust Fund Expenses (including any Additional Trust Fund
                  Expenses previously reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or condemnation proceeds); and

            2.    the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed upon by the applicable master servicer, the special servicer and the trustee, minus

      o     solely in the case of a purchase by a master servicer, the total of all amounts payable or reimbursable to the such master servicer under the pooling and servicing agreement.

      The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

      In addition, if, following the date on which the total principal balances of the offered certificates are reduced to zero, all of the remaining certificates (but excluding the class Y, Z, R-I and R-II certificates), are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates
(other than the class Y, Z, R-I and R-II certificates) for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

      General. The yield on any offered certificate will depend on:

      o     the price at which the certificate is purchased by an investor; and

      o     the rate, timing and amount of payments on the certificate.

      o     The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

      o     the pass-through rate for the certificate;

                                      S-227

      o     the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance of the certificate;

      o     the rate, timing and severity of Realized Losses and Additional
            Trust Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance of the certificate;

      o     the timing and severity of any Net Aggregate Prepayment Interest
            Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

      Pass-Through Rates. The pass-through rates for some classes of the offered certificates will be, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. See "Description of the
Offered Certificates - Calculation of Pass-Through Rates" in this prospectus supplement. As a result, the respective pass-through rates (and, accordingly, the respective yields to maturity) on these classes of offered certificates could be adversely affected if mortgage loans with relatively high Net Mortgage
Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage Rates. This means that the respective yields to maturity on these classes of offered certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default.

      See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this prospectus supplement and "--Rate and Timing of Principal Payments" below.

      Rate and Timing of Principal Payments. The yield to maturity of the class
X certificates will be extremely sensitive to, and the yield to maturity on any offered certificates purchased at a discount or a premium will be affected by, the frequency and timing of principal payments made in reduction of the total principal balances of the offered certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance of any offered certificate will be directly related to the frequency and timing of principal payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans).
Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

      Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement. In addition, the ability of the related borrower under the ARD
Loans, to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high. Accordingly, there can be no assurance that the ARD Loans will be paid in full on their respective anticipated repayment dates. Failure of the related borrower under any ARD Loan to repay that mortgage loan by or shortly after the related anticipated repayment date, for whatever reason, will tend to lengthen the weighted average lives of the offered certificates.

      Similarly, the ability of a borrower under a Converting Loan to repay that mortgage loan on the first open prepayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related date if then-current market interest rates are particularly high. Accordingly, there can be no assurance that any Converting
Loan will be paid in full on its first open prepayment date. Failure of a borrower under a Converting Loan to repay

                                      S-228

that mortgage loan by or shortly after the related open prepayment date, for any reason, will tend to lengthen the weighted average lives of the offered certificates.

      The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL,
A-SB, A-3 and A-3FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal or notional balance, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-2,
A-2FL, A-SB, A-3 and A-3FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2)
could result in an actual yield to you that is lower than your anticipated yield.

      Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

      Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates.

      The yield on the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

      Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) may affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

      Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

      If--

      o     you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

      o     the additional losses result in a reduction of the total payments on or the total principal balance of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

      Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates.

                                      S-229

      The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on, or the total principal balance of, your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations.
In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

      Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

      Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

      o     prevailing interest rates;

      o     the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

      o     the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

      o     the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real properties in the areas in which the mortgaged real properties are located;

      o     the quality of management of the mortgaged real properties;

      o     the servicing of the mortgage loans;

      o     possible changes in tax laws; and

      o     other opportunities for investment.

      See "Risk Factors--Risks Related to the Mortgage Loans," "Description of
the Mortgage Pool" and "Servicing of the Mortgage Loans" in this prospectus supplement and "Description of the Governing Documents" and "Yield and Maturity
Considerations--Yield and Prepayment Considerations" in the accompanying base prospectus.

      The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the mortgage loan. Accordingly, there can be no assurance that any ARD Loan will be prepaid on or before its respective anticipated repayment date or on any other date prior to maturity.

      Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

                                      S-230

      A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

      We make no representation or warranty regarding:

      o     the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

      o     the relative importance of those factors;

      o     the percentage of the total principal balance of the mortgage loans
            (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date;
            or

      o     the overall rate of prepayment or default on the mortgage loans (or any particular group of mortgage loans).

      Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to available funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority of Payments" in this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

      Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

      Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the constant prepayment rate, or "CPR," model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

WEIGHTED AVERAGE LIVES

      The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

      For purposes of this prospectus supplement, "weighted average life" of any offered certificate refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is June 13, 2007, until each dollar of principal of the certificate will be repaid to the investor, based on the Modeling Assumptions. For purposes of this "Yield and
Maturity Considerations" section, the weighted average life of any offered certificate is determined by:

      o     multiplying the amount of each principal payment on the certificate by the number of years from the assumed settlement date to the related distribution date;

                                      S-231

      o     summing the results; and

      o     dividing the sum by the total amount of the reductions in the principal balance of the certificate.

      The weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds.
The weighted average life of any offered certificate may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration is collectable with respect thereto.

      The tables set forth below have been prepared on the basis of the Modeling
Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below.
The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total principal balances of the various classes of subject offered certificates (other than the class X certificates) outstanding over time and their respective weighted average lives.

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS A-1 CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%            100%           100%            100%            100%
August 12, 2008.....................           87             87              87              87             87
August 12, 2009.....................           73             73              73              73             73
August 12, 2010.....................           54             54              54              54             54
August 12, 2011.....................           31             31              31              31             31
August 12, 2012 and thereafter......           0               0              0               0               0
Weighted Average Life (in Years)....          2.98           2.97            2.97            2.97           2.95

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS A-2 CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%            100%           100%            100%            100%
August 12, 2008.....................          100             100            100             100             100
August 12, 2009.....................          100             100            100             100             100
August 12, 2010.....................          100             100            100             100             100
August 12, 2011.....................          100             100            100             100             100
August 12, 2012.....................          100             100            100             100             100
August 12, 2013.....................          100             95              91              86             80
August 12, 2014.....................           6               0              0               0               0
August 12, 2015.....................           6               0              0               0               0
August 12, 2016 and thereafter......           0               0              0               0               0
Weighted Average Life (in Years)....          7.02           6.82            6.71            6.60           6.28

                                      S-232

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS A-SB CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................           97             97              97             97              97
August 12, 2013.....................           78             78              78             78              78
August 12, 2014.....................           57             53              43             36              34
August 12, 2015.....................           35             26              17             13              12
August 12, 2016.....................           12             0               0               0              0
August 12, 2017 thereafter..........           0              0               0               0              0
Weighted Average Life (in Years)....          7.29           7.08            6.90           6.83            6.76

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS A-1A CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100             99              99             99              99
August 12, 2010.....................           99             99              99             99              98
August 12, 2011.....................           99             99              98             98              98
August 12, 2012.....................           94             94              94             93              93
August 12, 2013.....................           93             93              93             93              93
August 12, 2014.....................           70             69              69             69              69
August 12, 2015.....................           69             68              68             68              68
August 12, 2016.....................           68             67              67             67              64
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          8.70           8.66            8.63           8.60            8.42

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS A-3 CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................          100            100             100             100            100
August 12, 2013.....................          100            100             100             100            100
August 12, 2014.....................          100            100             100             100            100
August 12, 2015.....................          100            100             100             100            100
August 12, 2016.....................          100             98              97             97              96
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          9.75           9.70            9.65           9.60            9.42

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS AM CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................          100            100             100             100            100
August 12, 2013.....................          100            100             100             100            100
August 12, 2014.....................          100            100             100             100            100
August 12, 2015.....................          100            100             100             100            100
August 12, 2016.....................          100            100             100             100            100
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          9.88           9.88            9.88           9.86            9.65

                                      S-233

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                             CLASS AJ CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%           100%            100%
August 12, 2008.....................          100            100             100            100             100
August 12, 2009.....................          100            100             100            100             100
August 12, 2010.....................          100            100             100            100             100
August 12, 2011.....................          100            100             100            100             100
August 12, 2012.....................          100            100             100            100             100
August 12, 2013.....................          100            100             100            100             100
August 12, 2014.....................          100            100             100            100             100
August 12, 2015.....................          100            100             100            100             100
August 12, 2016.....................          100            100             100            100             100
August 12, 2017 and thereafter......           0              0               0              0               0
Weighted Average Life (in Years)....          9.96           9.94           9.92            9.90            9.72

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                              CLASS B CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................           100%          100%            100%            100%           100%
August 12, 2008.....................           100           100             100             100            100
August 12, 2009.....................           100           100             100             100            100
August 12, 2010.....................           100           100             100             100            100
August 12, 2011.....................           100           100             100             100            100
August 12, 2012.....................           100           100             100             100            100
August 12, 2013.....................           100           100             100             100            100
August 12, 2014.....................           100           100             100             100            100
August 12, 2015.....................           100           100             100             100            100
August 12, 2016.....................           100           100             100             100            100
August 12, 2017 and thereafter......            0             0               0               0              0
Weighted Average Life (in Years)....          9.97           9.97            9.97            9.97           9.72

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                              CLASS C CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................          100            100             100             100            100
August 12, 2013.....................          100            100             100             100            100
August 12, 2014.....................          100            100             100             100            100
August 12, 2015.....................          100            100             100             100            100
August 12, 2016.....................          100            100             100             100            100
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          9.97           9.97            9.97            9.97           9.72

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                              CLASS D CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................          100            100             100             100            100
August 12, 2013.....................          100            100             100             100            100
August 12, 2014.....................          100            100             100             100            100
August 12, 2015.....................          100            100             100             100            100
August 12, 2016.....................          100            100             100             100            100
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          9.97           9.97            9.97            9.97           9.72

                                      S-234

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                              CLASS E CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................          100            100             100             100            100
August 12, 2013.....................          100            100             100             100            100
August 12, 2014.....................          100            100             100             100            100
August 12, 2015.....................          100            100             100             100            100
August 12, 2016.....................          100            100             100             100            100
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          9.97           9.97            9.97            9.97           9.72

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                              CLASS F CERTIFICATES

           DISTRIBUTION DATE                 0% CPR         25% CPR        50% CPR         75% CPR        100% CPR
------------------------------------         ------         -------        -------         -------        --------

Initial Percentage..................          100%           100%            100%            100%           100%
August 12, 2008.....................          100            100             100             100            100
August 12, 2009.....................          100            100             100             100            100
August 12, 2010.....................          100            100             100             100            100
August 12, 2011.....................          100            100             100             100            100
August 12, 2012.....................          100            100             100             100            100
August 12, 2013.....................          100            100             100             100            100
August 12, 2014.....................          100            100             100             100            100
August 12, 2015.....................          100            100             100             100            100
August 12, 2016.....................          100            100             100             100            100
August 12, 2017 and thereafter......           0              0               0               0              0
Weighted Average Life (in Years)....          9.97           9.97            9.97            9.97           9.72

      The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods and otherwise assuming that prepayments occur at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund (including the Farallon Portfolio B-Note Trust Mortgage Loans and
the Georgia-Alabama Retail Portfolio B-Note Trust Mortgage Loan) and do not take into account the B-Note Non-Trust Loans.

                               THE SWAP AGREEMENTS

      On the closing date, the trustee, on behalf of the trust, will enter into four interest rate swap agreements with Merrill Lynch Capital Services, Inc., as swap counterparty, relating to the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates, respectively. None of the holders of any class of offered certificates will have any beneficial interest in any of the swap agreements.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to special treatment under the Code, including banks and insurance companies. Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

      Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or (with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

                                      S-235

      Upon the issuance of the offered certificates, Cadwalader, Wickersham &
Taft LLP, New York, New York, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement
(and with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan,
compliance with the Other Pooling and Servicing Agreement), and subject to any other assumptions set forth in the opinion, REMIC I and REMIC II, respectively, will each qualify as a REMIC under the Code and the arrangements under which the class A-2FL, class A-3FL, class AM-FL and class AJ-FL REMIC II regular interests, the related swap agreements, the trustee's floating rate account and the right to Additional Interest are held will be classified as one or more grantor trusts for U.S. federal income tax purposes.

      The assets of REMIC I will generally include--

      o     the mortgage loans;

      o     any REO Properties acquired on behalf of the certificateholders (or a beneficial interest in the mortgaged properties securing the
            Georgia-Alabama Retail Portfolio Trust Mortgage Loan if acquired under the Other Pooling and Servicing Agreement);

      o     the master servicers' collection accounts;

      o     the special servicer's REO account; and

      o     the trustee's distribution account and interest reserve account, but will exclude any collections of Additional Interest on the ARD Loans or Converting Loans.

      For federal income tax purposes,

      o     the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of REMIC II;

      o     the class R-I certificates will evidence the sole class of residual interests in REMIC I;

      o     the class A-1, A-2, A-SB, A-3, A-1A, X, AM, AJ, B, C, D, E, F, G, H,
            J, K, L, M, N, P, Q, S and T certificates and the class A-2FL, class
            A-3FL, class AM-FL and class AJ-FL REMIC II regular interests will evidence or constitute the regular interests in, and will generally be treated as debt obligations of, REMIC II;

      o     the class R-II certificates will evidence the sole class of residual interests in REMIC II;

      o     the class A-2FL, class A-3FL, class AM-FL and class AJ-FL
            certificates will each evidence interests in a grantor trust consisting of the respective REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account. No holder of any offered certificates will have any beneficial interest in any such grantor trust;

      o     the portion of the trust consisting of Additional Interest on the
            Converting Loans will be treated as a grantor trust for federal income tax purposes, and the class Y certificates will represent undivided interests in these assets; and

      o     the portion of the trust consisting of Additional Interest on the
            ARD Loans will be treated as a grantor trust for federal income tax purposes, and the class Z certificates will represent undivided interests in these assets.

      See "Federal Income Tax Consequences--REMICs" and "--Grantor Trusts" in
the accompanying base prospectus.

                                      S-236

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

      Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

      It is anticipated that the class , class , class , class , class , class and class certificates will be issued at a premium and that the other classes of offered certificates will be issued with a [de minimis] amount of original issue discount. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

      When determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

      o     the ARD Loans will be paid in full on their respective anticipated repayment dates;

      o     no mortgage loan will otherwise be prepaid prior to maturity; and

      o     there will be no extension of maturity for any mortgage loan.

      However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying base prospectus.

      The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

      Whether a holder of any of the offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
in the accompanying base prospectus.

      Prepayment premiums and yield maintenance charges actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount.
For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the applicable master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

                                      S-237

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

      The offered certificates will be treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT." Most of the mortgage loans are not secured by real estate used for residential or certain other purposes prescribed in section
7701(a)(19)(C) of the Code. Consequently, the offered certificates generally will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association"
under section 7701(a)(19)(C) of the Code. In addition, the offered certificates will be "qualified mortgages" within the meaning of section 860G(a)(3) of the
Code in the hands of another REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC.

      Finally, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B) of the
Code if received by a REIT if 95% or more of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code.
To the extent that less than 95% of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

      To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

      o     a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

      o     a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Code; and

      o     the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

      In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the
Treasury regulations require that--

      1.    the borrower pledges substitute collateral that consist solely of certain government securities,

      2.    the related loan documents allow that substitution,

      3.    the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

      4.    the release is not within two years of the startup day of the REMIC.

      Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(e)(3)(B) of the Code, respectively.

      See "Description of the Mortgage Pool" in this prospectus supplement and
"Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying base prospectus.

                                      S-238

                              ERISA CONSIDERATIONS

      The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

      ERISA and section 4975 of the Code impose various requirements on--

      o     Plans, and

      o     persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

      A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code. Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor Regulation
Section 2510.3-101.

      The U.S. Department of Labor has issued an individual prohibited transaction exemption to each of Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation and Bear, Stearns & Co. Inc.,
each as amended by Prohibited Transaction Exemption 2007-5. Subject to the
satisfaction of conditions set forth in the Exemption, the Exemption generally exempts from the application of the prohibited transaction provisions of
Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an Exemption-Favored Party.

      The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

      o     first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      o     second, at the time of its acquisition by the Plan, that certificate must be rated in one of the four highest generic rating categories by S&P, Moody's, Fitch, DBRS Limited or DBRS, Inc.;

      o     third, the trustee cannot be an affiliate of any other member of the
            Restricted Group, other than an underwriter;

      o     fourth, the following must be true--

            1.    the sum of all payments made to and retained by
                  Exemption-Favored Parties must represent not more than
                  reasonable compensation for underwriting the relevant class of certificates;

                                      S-239

            2.    the sum of all payments made to and retained by us in
                  connection with the assignment of mortgage loans to the trust must represent not more than the fair market value of the
                  obligations; and

            3.    the sum of all payments made to and retained by the trustee, the master servicers, the special servicer and any
                  sub-servicer must represent not more than reasonable
                  compensation for that person's services under the pooling and servicing agreement and reimbursement of that person's
                  reasonable expenses in connection therewith; and

      o     fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

      It is a condition of their issuance that each class of offered certificates receive an investment grade rating from each of S&P and Fitch. In addition, the initial trustee is not an affiliate of any other member of the
Restricted Group. Accordingly, as of the date of initial issuance of the certificates, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of any such offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of any such offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of any such offered certificate.

      The Exemption also requires that the trust meet the following requirements:

      o     the trust assets must consist solely of assets of the type that have been included in other investment pools;

      o     certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of S&P, Moody's, Fitch, DBRS Limited or DBRS, Inc. for at
            least one year prior to the Plan's acquisition of an offered certificate; and

      o     certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

      We believe that these requirements have been satisfied as of the date of this prospectus supplement.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b)
of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

      o     the direct or indirect sale, exchange or transfer of an offered certificate to a Plan upon initial issuance from us or an
            Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, a master servicer, the special servicer or any
            sub-servicer, any provider of credit support, Exemption-Favored
            Party or borrower is, a Party in Interest with respect to the investing Plan;

      o     the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan; and

      o     the continued holding of class A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B,
            C, D, E or F certificates by a Plan.

                                      S-240

      However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

      Moreover, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c)(1)(E) of the Code in connection with:

      o     the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the mortgage loans;

      o     the direct or indirect acquisition or disposition in the secondary market of such offered certificates by a Plan; and

      o     the continued holding of such offered certificates by a Plan.

      Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

      Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

      o     providing services to the Plan, or

      o     having a specified relationship to this person,

solely as a result of the Plan's ownership of class offered certificates.

      Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

      Certain employee benefit plans, such as governmental plans (as defined in
Section 3(32) of ERISA) and, if no election has been made under section 410(d)
of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the above-mentioned provisions of ERISA and the
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

      Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

                                      S-241

      The sale of offered certificates to a Plan is in no way a representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

      The offered certificates will not constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984. As a
result, the appropriate characterization of the offered certificates under various legal investment restrictions, and therefore the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

      Neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

      o     are legal investments for them; or

      o     are subject to investment, capital or other restrictions.

      See "Legal Investment" in the accompanying base prospectus.

                                  LEGAL MATTERS

      Particular legal matters relating to the certificates will be passed upon for us by Cadwalader, Wickersham & Taft LLP, New York, New York and for the
underwriters by Latham & Watkins LLP, New York, New York.

                                     RATINGS

      It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

               CLASS                   FITCH                S&P
             ----------               -------              ------
             Class A-1                  AAA                 AAA
             Class A-2                  AAA                 AAA
             Class A-SB                 AAA                 AAA
             Class A-3                  AAA                 AAA
             Class A-1A                 AAA                 AAA
              Class AM                  AAA                 AAA
              Class AJ                  AAA                 AAA
              Class B                   AA+                 AA+
              Class C                    AA                  AA
              Class D                   AA-                 AA-
              Class E                    A+                  A+
              Class F                    A                   A

      The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

                                      S-242

      The ratings on the respective classes of offered certificates do not represent any assessment of--

      o     the tax attributes of the offered certificates or of the trust;

      o     whether or to what extent prepayments of principal may be received on the mortgage loans;

      o     the likelihood or frequency of prepayments of principal on the mortgage loans;

      o     the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those originally anticipated;

      o     whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
            Prepayment Interest Shortfalls; and

      o     whether and to what extent prepayment premiums, yield maintenance charges, Penalty Interest or Additional Interest will be received.

      Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

      There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by S&P or Fitch.

      The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying base prospectus.

                                      S-243

                                    GLOSSARY

      The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

      "30/360 BASIS" means the accrual of interest calculated on the basis of a
360-day year consisting of twelve 30-day months.

      "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related borrower's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, exercised in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales
(but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

      "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

      "ADDITIONAL INTEREST" means (i) with respect to the ARD Loans in the trust fund, the additional interest accrued with respect to those mortgage loans as a result of the marginal increase in the related mortgage interest rate upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan and (ii) with respect to any Converting Loan in the trust fund, the additional interest, in excess of the original fixed rate, that may accrue with respect to that mortgage loan as a result of the conversion of the mortgage loan from bearing interest at a fixed rate to bearing interest on a floating rate.

      "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

      o     arises out of a default on a mortgage loan or in respect of a mortgage loan as to which a default is imminent or arises out of an otherwise unanticipated event; and

      o     is not covered by a servicing advance or a corresponding collection from the related borrower.

      Examples of some Additional Trust Fund Expenses are set forth under
"Description of the Offered Certificates--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
in this prospectus supplement.

      "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

      "A-NOTE TRUST MORTGAGE LOAN" means any of the mortgage loans included in the trust that are secured by the mortgaged real properties identified on Annex
A-1 to this prospectus supplement as Farallon Portfolio and Georgia-Alabama
Retail Portfolio.

      "A-NOTE NON-TRUST MORTGAGE LOAN" means the Farallon Portfolio A-Note
Non-Trust Mortgage Loans and Georgia-Alabama Retail Portfolio A-Note Non-Trust
Mortgage Loan.

                                      S-244

      "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan as to which an
Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y" where--

      1.    "x" is an amount, as of the determination date immediately succeeding the date on which the knowledge of the occurrence of the relevant Appraisal Trigger Event is obtained, if no new appraisal
            (or letter update or internal valuation) is required, or otherwise the date on which the appraisal (or letter update or internal valuation, if applicable) is obtained, and each anniversary of such determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum (without duplication) of:

            (a)   the Stated Principal Balance of the subject mortgage loan;

            (b)   to the extent not previously advanced by or on behalf of the applicable master servicer, the special servicer or the
                  trustee, all unpaid interest accrued on the subject mortgage loan through the most recent due date prior to the date of determination at the related Net Mortgage Rate (exclusive of any portion thereof that constitutes Additional Interest);

            (c)   all accrued but unpaid (from related collections) master
                  servicing fees and special servicing fees with respect to the subject mortgage loan and, without duplication, all accrued or otherwise incurred but unpaid (from related collections)
                  Additional Trust Fund Expenses with respect to the subject mortgage loan;

            (d)   all related unreimbursed Advances made by or on behalf of the applicable master servicer or the trustee with respect to the subject mortgage loan, together with (i) interest on those
                  Advances and (ii) any related Unliquidated Advances; and

            (e)   all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums and, if applicable, ground rents with respect to the related
                  mortgaged real property; and

      2.    "y" is equal to the sum of (x) 90% of an amount equal to (i) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without implying any duty to do so), reduced, to not less than zero, by (ii) the amount of any
            obligations secured by liens on the property that are prior to the lien of the subject mortgage loan and estimated liquidation expenses, and (y) all escrows, reserves and letters of credit held as additional collateral with respect to the subject mortgage loan.

      If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal Trigger
Event, then until the required appraisal or other valuation is obtained or performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan.

      The foregoing notwithstanding, in the case of any Loan Combination, any
Appraisal Reduction Amount will be calculated as if it were a single loan, and then will be allocated first to the related B-Note Trust Loan and the B-Note
Non-Trust Loan, pro rata (if applicable), in each case up to the outstanding principal balance thereof, and then to the applicable A-Note Trust Mortgage Loan and with respect to the Farallon Portfolio Loan Combination and the
Georgia-Alabama Retail Portfolio Loan Combination, to the related A-Note Trust
Mortgage Loan and the related A-Note Non-Trust Mortgage Loan, pro rata.

      "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust, any of the following events:

      o     the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

                                      S-245

      o     the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure continues for 60 days;

      o     60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

      o     60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

      o     the mortgaged real property securing the mortgage loan becomes an
            REO Property; or

      o     any balloon payment on such mortgage loan has not been paid by the
            60th day following its scheduled maturity date, so long as the applicable master servicer has, on or prior to the 60th day after the due date of that balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the mortgage loan within 120 days after the due date of such balloon payment, provided the borrower continues, during that period, to make in respect of each due date without omission, monthly payments equivalent to the monthly payments previously due under the mortgage loan prior to its maturity date.

      For purposes of the foregoing, each Loan Combination will be treated as a single mortgage loan.

      "ARD LOANS" means the mortgage loans in, or to be included in, the trust fund, that have the characteristics described in the first paragraph under
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--ARD Loans" in this prospectus supplement and identified on Annex A-1 to this prospectus supplement as an "ARD Loans."

      "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

      (a)   an amount equal to the sum, without duplication, of the following amounts:

            (i)   the aggregate of all amounts on deposit in the master
                  servicers' collection accounts and the trustee's distribution account as of the close of business on the related
                  determination date and the amounts collected by or on behalf of the master servicers as of the close of business on such determination date and required to be deposited in the
                  collection account;

            (ii)  the aggregate amount of all P&I advances made by either master servicer or the trustee for distribution on the certificates on that distribution date;

            (iii) the aggregate amount transferred from the special servicer's
                  REO account and/or any separate custodial account maintained with respect to a Loan Combination to the applicable master servicer's collection account during the month of that
                  distribution date, on or prior to the date on which P&I
                  advances are required to be made in that month;

            (iv)  the aggregate amount deposited by the master servicers in their collection accounts for that distribution date in
                  connection with Prepayment Interest Shortfalls and any
                  shortfalls in interest caused by the application of a
                  condemnation award or casualty insurance proceeds to prepay a mortgage loan; and

            (v)   for each distribution date occurring in March, the aggregate of all interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis or an
                  Actual/365 Basis deposited in the trustee's distribution
                  account;

                                      S-246

      exclusive of

      (b)   any portion of the amounts described in clause (a) above that represents one or more of the following:

            (i)   any monthly debt service payments collected but due on a due date after the end of the related collection period;

            (ii)  all amounts in the master servicers' collection accounts or the trustee's distribution account that are payable or
                  reimbursable to any person other than the certificateholders from:

                  (A)   the master servicers' collection accounts, including,
                        but not limited to, servicing compensation, as described
                        under "Servicing of the Mortgage Loans--Collection
                        Account--Withdrawals" in this prospectus supplement; and

                  (B)   the trustee's distribution account, including, but not
                        limited to, trust administration fees, as described
                        under "Description of the Offered
                        Certificates--Distribution Account--Withdrawals" in this
                        prospectus supplement;

            (iii) any prepayment premiums and yield maintenance charges;

            (iv)  any Additional Interest on the Converting Loans (which is separately distributed to the holders of the class Y
                  certificates);

            (v)   any Additional Interest on the ARD Loans (which is separately distributed to the holders of the class Z certificates);

            (vi)  if such distribution date occurs during February of any year or during January of any year that is not a leap year, the interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis or an Actual/365 Basis to be deposited in the trustee's interest reserve account and held for future distribution; and

            (viii) any amounts deposited in the master servicers' collection account or the trustee's distribution account in error.

      In no event will the Available Distribution Amount include amounts payable to the holders of the B-Note Non-Trust Loans.

      "B-NOTE LOAN NOTEHOLDER" means the holder of a B-Note Non-Trust Loan.

      "B-NOTE NON-TRUST LOAN" means any of the B-Note non-trust mortgage loans that are secured by the same related mortgaged real property identified on Annex
A-1 to this prospectus supplement as Farallon Portfolio, Executive Hills
Portfolio, Peninsula Beverly Hills, Georgia-Alabama Retail Portfolio and
Timbercreek Apartments.

      "B-NOTE TRUST LOAN" means any of the B-Note trust mortgage loans that are secured by the same related mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon Portfolio and Georgia-Alabama Retail
Portfolio.

      "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class
A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex E to this prospectus supplement. The principal balances set forth on Annex E to this prospectus supplement were calculated using, among other things, the Modeling Assumptions and a 0% CPR. Based on the
Modeling Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex E to this prospectus supplement. There is no assurance, however, that the mortgage loans will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution

                                      S-247

date will be equal to (and, furthermore, following retirement of the class A-1 and A-2 certificates and the class A-2FL REMIC II regular interests, that total principal balance may be less than) the principal balance that is specified for that distribution date on Annex E to this prospectus supplement.

      "CLEARSTREAM" means Clearstream Banking Luxembourg.

      "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about August 24, 2007.

      "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "CONVERTING LOAN" means any mortgage loan in, or to be included in, the trust fund, that has the characteristics described in the first paragraph under
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Converting Loans" in this prospectus supplement and identified on Annex
A-1 to this prospectus supplement as a "Converting Loan."

      "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

      "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

      "CROSSED GROUP" means a group of related Crossed Loans.

      "DTC" means The Depository Trust Company.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

      "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System.

      "EXECUTIVE HILLS PORTFOLIO B-NOTE NON-TRUST MORTGAGE LOAN" has the meaning given such term under "Description of the Mortgage Pool--The Loan
Combinations--The Executive Hills Portfolio Loan Combination" in this prospectus supplement.

      "EXECUTIVE HILLS PORTFOLIO CONTROLLING PARTY" means with respect to the
Executive Hills Portfolio Loan Combination;

      o     the holder of the Executive Hills Portfolio B-Note Non-Trust
            Mortgage Loan, but only if and for so long as (i) it has an unpaid principal balance, net of the portion of any Appraisal Reduction
            Amount with respect to the Executive Hills Portfolio Loan
            Combination allocable to the Executive Hills Portfolio B-Note
            Non-Trust Mortgage Loan, equal to or greater than 25% of its unpaid principal balance (without taking into account any Appraisal
            Reduction Amount) or (ii) not more than 50% of the principal balance of the Executive Hills Portfolio B-Note Non-Trust Mortgage Loan is
            held by the related borrower of its affiliates; or

      o     the controlling class representative if (i) the unpaid principal balance of the Executive Hills Portfolio B-Note Non-Trust Mortgage
            Loan, net of the portion of any Appraisal Reduction Amount with respect to the Executive Hills Portfolio Loan Combination allocable to the Executive Hills Portfolio B-Note Non-Trust Mortgage Loan, is
            less than 25% of its unpaid principal balance (without taking into account any Appraisal Reduction Amount), or (ii) more than 50% of the principal balance of the Executive Hills Portfolio B-Note
            Non-Trust Mortgage Loan is held by the related borrower or its affiliates.

                                      S-248

      "EXECUTIVE HILLS PORTFOLIO INTERCREDITOR AGREEMENT" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The
Executive Hills Portfolio Loan Combination" in this prospectus supplement.

      "EXECUTIVE HILLS PORTFOLIO LOAN COMBINATION" means, collectively, the
Executive Hills Portfolio Trust Mortgage Loan and the Executive Hills Portfolio
B-Note Non-Trust Mortgage Loan.

      "EXECUTIVE HILLS PORTFOLIO TRUST MORTGAGE LOAN" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The
Executive Hills Portfolio Loan Combination" in this prospectus supplement.

      "EXEMPTION" means, collectively, Prohibited Transaction Exemption 90-29
(granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated), Prohibited
Transaction Exemption 2000-55 (granted to Countrywide Securities Corporation)
and Prohibited Transaction Exemption 90-30 (granted to Bear, Stearns & Co.
Inc.), each as amended by Prohibited Transaction Exemption 2007-5, or any successor thereto, all as issued by the U.S. Department of Labor.

      "EXEMPTION-FAVORED PARTY" means any of--

      o     Merrill Lynch, Pierce, Fenner & Smith Incorporated;

      o     Countrywide Securities Corporation;

      o     any person directly or indirectly, through one or more
            intermediaries, controlling, controlled by or under common control with any entity referred to in the prior two bullets; and

      o     any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to those mortgage pass-through certificates.

      "FARALLON PORTFOLIO A-NOTE NON-TRUST MORTGAGE LOAN" means, individually, each loan that is evidenced by an individual note comprising the Farallon
Portfolio A-Note Non-Trust Mortgage Loans.

      "FARALLON PORTFOLIO A-NOTE NON-TRUST MORTGAGE LOANS" means the loans that--

      o     are not part of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Five
            Year Note A," "Fixed Rate Ten Year Note A," and "Floating Rate A
            Note" in Table A under the heading "The Loan Combinations--The
            Farallon Portfolio Loan Combination" in this prospectus supplement which are not highlighted therein with an asterisk as being part of the Farallon Portfolio Trust Mortgage Loan, which notes have an unpaid principal balance of $883,775,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Property as are the Farallon Portfolio B-Note Trust
            Mortgage Loans and the Farallon Portfolio A-Note Trust Mortgage
            Loans.

      "FARALLON PORTFOLIO A-NOTE TRUST MORTGAGE LOAN" means, individually, each loan that is evidenced by an individual note comprising the Farallon
      Portfolio A-Note Trust Mortgage Loans.

      "FARALLON PORTFOLIO A-NOTE TRUST MORTGAGE LOANS" means the loans that--

      o     are part of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Seven
            Year Note A" and "Fixed Rate Ten Year Note A" in Table A under the heading "The Loan Combinations--The Farallon Portfolio Loan
            Combination" in this prospectus supplement which are highlighted therein with an

                                      S-249

            asterisk as being part of the Farallon Portfolio Trust Mortgage
            Loan, which notes have an unpaid principal balance of $116,225,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Property as are the Farallon Portfolio B-Note Trust
            Mortgage Loans and the Farallon Portfolio B-Note Non-Trust Mortgage
            Loans.

      "FARALLON PORTFOLIO B-NOTE NON-TRUST MORTGAGE LOAN" means, individually, each loan that is evidenced by an individual note comprising the Farallon
      Portfolio B-Note Non-Trust Mortgage Loans.

      "FARALLON PORTFOLIO B-NOTE NON-TRUST MORTGAGE LOANS" means the loans that--

      o     are part of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Five
            Year Note B" and "Fixed Rate Ten Year Note B" in Table A under the heading "The Loan Combinations--The Farallon Portfolio Loan
            Combination" in this prospectus supplement which are not highlighted therein with an asterisk as being part of the Farallon Portfolio
            Trust Mortgage Loan, which notes have an unpaid principal balance of
            $441,725,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Property as are the Farallon Portfolio A-Note Trust
            Mortgage Loans and the Farallon Portfolio B-Note Trust Mortgage
            Loans.

      "FARALLON PORTFOLIO B-NOTE TRUST MORTGAGE LOAN" means, individually, each loan that is evidenced by an individual note comprising the Farallon Portfolio
B-Note Trust Mortgage Loans.

      "FARALLON PORTFOLIO B-NOTE TRUST MORTGAGE LOANS" means the loans that--

      o     are part of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Seven
            Year Note B" and "Fixed Rate Ten Year Note B" in Table A under the heading "The Loan Combinations--The Farallon Portfolio Loan
            Combination" in this prospectus supplement which are highlighted therein with an asterisk as being part of the Farallon Portfolio
            Trust Mortgage Loan, which notes have an unpaid principal balance of
            $133,775,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Property as are the Farallon Portfolio A-Note Trust
            Mortgage Loans and the Farallon Portfolio B-Note Non-Trust Mortgage
            Loans.

      "FARALLON PORTFOLIO BORROWER" means the borrower under the Farallon
Portfolio Loan Combination.

      "FARALLON PORTFOLIO CONTROL RIGHTS" means the rights, and limitations on liability, of the Farallon Portfolio Controlling Party set forth under the heading "The Loan Combinations--The Farallon Portfolio Loan Combination--Control
Rights" in this prospectus supplement.

      "FARALLON PORTFOLIO CONTROLLING PARTY" means, (i) during the Farallon
Portfolio Interim Period, the Farallon Portfolio Interim Controlling Party and
(ii) during the Farallon Portfolio Directing Securitization Period, the Farallon
Portfolio Directing Controlling Party.

      "FARALLON PORTFOLIO DIRECTING CONTROLLING PARTY" means the entity designated as such with respect to the Farallon Portfolio Loan Combination in the Farallon Portfolio Directing Pooling Agreement.

      "FARALLON PORTFOLIO DIRECTING POOLING AGREEMENT" means the pooling and servicing agreement, trust and servicing agreement or similar agreement for the
Farallon Portfolio Directing Securitization.

                                      S-250

      "FARALLON PORTFOLIO DIRECTING SECURITIZATION" means the securitization designated as such by MLML, provided that such securitization holds all or any portion of the Farallon Portfolio A-Note Non-Trust Mortgage Loans other than the portion thereof that is represented by the floating rate A note.

      "FARALLON PORTFOLIO DIRECTING SECURITIZATION PERIOD" means the period of time commencing on the date of the Farallon Portfolio Directing Securitization and thereafter.

      "FARALLON PORTFOLIO INTERIM CONTROLLING PARTY" means the holder or holders
(and their respective successors and assigns) of all or any portion of the
Farallon Portfolio A-Note Non-Trust Mortgage Loans other than the portion thereof that is represented by the floating rate A note, designated by MLML; the initial Farallon Portfolio Interim Controlling Party shall be MLML.

      "FARALLON PORTFOLIO INTERIM PERIOD" means the period of time commencing on the date of the securitization of the Farallon Portfolio Trust Mortgage Loan and
ending on the date of the Farallon Portfolio Directing Securitization.

      "FARALLON PORTFOLIO INTERCREDITOR AGREEMENT" means, the intercreditor and servicing agreement by and between the holders of the Farallon Portfolio Trust
Mortgage Loan and the Farallon Portfolio Non-Trust Mortgage Loan. Following the
inclusion of the Farallon Portfolio Trust Mortgage Loan in the issuing entity, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the Farallon Portfolio Intercreditor Agreement.

      "FARALLON PORTFOLIO LOAN COMBINATION" means, collectively, the Farallon
Portfolio Trust Mortgage Loan and the Farallon Portfolio Non-Trust Mortgage
Loan.

      "FARALLON PORTFOLIO MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon Portfolio.

      "FARALLON PORTFOLIO NON-TRUST MORTGAGE LOAN" means, collectively, the
Farallon Portfolio A-Note Non-Trust Mortgage Loans and the Farallon Portfolio
B-Note Non-Trust Mortgage Loans, and each such loan, individually, a "Farallon
Portfolio Non-Trust Mortgage Loan."

      "FARALLON PORTFOLIO TRUST MORTGAGE LOAN" means, collectively, the Farallon
Portfolio A-Note Trust Mortgage Loan and the Farallon Portfolio B-Note Trust
Mortgage Loan.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO A-NOTE NON-TRUST MORTGAGE LOAN" has the
meaning given such term under "Description of the Mortgage Pool--The Loan
Combinations--The Georgia-Alabama Retail Portfolio Loan Combination" in this prospectus supplement.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO B-NOTE NON-TRUST MORTGAGE LOAN" has the
meaning given such term under "Description of the Mortgage Pool--The Loan
Combinations--The Georgia-Alabama Retail Portfolio Loan Combination" in this prospectus supplement.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO B-NOTE TRUST MORTGAGE LOAN" has the
meaning given such term under "Description of the Mortgage Pool--The Loan
Combinations--The Georgia-Alabama Retail Portfolio Loan Combination" in this prospectus supplement.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO CONTROLLING PARTY" means, with respect to the Georgia-Alabama Retail Portfolio Loan Combination,

      o     the holder of more than 50% of the principal balance of the
            Georgia-Alabama Retail Portfolio B-Note Trust Mortgage Loan and the
            holder of more than 50% of the principal balance of the
            Georgia-Alabama Retail Portfolio B-Note Non-Trust Mortgage Loan,
            collectively (and excluding any principal balance held by the related borrower or certain borrower related parties), but only if and for so long as the Georgia-Alabama Junior Mortgage Loans together have an unpaid principal balance, net of the portion of any
            Appraisal Reduction Amount with respect to the Georgia-Alabama
            Retail Portfolio Loan Combination allocable to the Georgia-Alabama
            Retail Portfolio

                                      S-251

            Junior Mortgage Loans, equal to or greater than 25% of their total unpaid principal balance (without taking into account any Appraisal
            Reduction Amount); or

      o     if the unpaid principal balance of the Georgia-Alabama Retail
            Portfolio Junior Mortgage Loans, net of the portion of any Appraisal
            Reduction Amount with respect to the Georgia-Alabama Retail
            Portfolio Loan Combination allocable to the Georgia-Alabama Retail
            Portfolio Junior Mortgage Loans, is less than 25% of their total unpaid principal balance (without taking into account any Appraisal
            Reduction Amount), the controlling class representative.

      In general, to the extent that the series 2007-8 trust fund, as the holder of the Georgia-Alabama Retail Portfolio B-Note Trust Mortgage Loan, is entitled to make determinations in connection with the potential exercise of the rights of the Georgia-Alabama Retail Portfolio Controlling Party, then the pooling and servicing agreement will provide that the series 2007-8 controlling class representative will be entitled to make those determinations on behalf of the trust fund.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO INTERCREDITOR AGREEMENT" means, the
Intercreditor Agreements related to the Georgia-Alabama Retail Portfolio Loan
Combination.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO JUNIOR MORTGAGE LOANS" means the
Georgia-Alabama Retail Portfolio B-Note Trust Mortgage Loan and the
Georgia-Alabama Retail Portfolio B-Note Non-Trust Mortgage Loan.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO LOAN COMBINATION" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The
Georgia-Alabama Retail Portfolio Loan Combination" in this prospectus supplement.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO NON-TRUST LOANS" means the
Georgia-Alabama Retail Portfolio A-Note Non-Trust Mortgage Loan and the
Georgia-Alabama Retail Portfolio B-Note Non-Trust Mortgage Loan.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO SENIOR MORTGAGE LOANS" means the
Georgia-Alabama Retail Portfolio Trust Mortgage Loan and the Georgia-Alabama
Retail Portfolio A-Note Non-Trust Mortgage Loan.

      "GEORGIA-ALABAMA RETAIL PORTFOLIO TRUST MORTGAGE LOAN" has the meaning given such term under "Description of the Mortgage Pool--The Loan
Combinations--The Georgia-Alabama Retail Portfolio Loan Combination" in this prospectus supplement.

      "FITCH" means Fitch, Inc.

      "IRS" means the Internal Revenue Service.

      "LOAN COMBINATION" means any of the Farallon Portfolio Loan Combination, the Executive Hills Portfolio Loan Combination, the Peninsula Beverly Hills Loan
Combination, the Georgia-Alabama Retail Portfolio Loan Combination and the Mezz
Cap Loan Combination.

      "LOAN COMBINATION INTERCREDITOR AGREEMENT" means any Intercreditor
Agreement related to any Loan Combination.

      "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 1.

      "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 2.

      "MEZZCAP B-NOTE NON-TRUST MORTGAGE LOAN" means the Timbercreek Apartments
B-Note Non-Trust Mortgage Loan.

      "MEZZCAP INTERCREDITOR AGREEMENT" means the Intercreditor Agreement related to the Mezz Cap Loan Combination.

                                      S-252

      "MEZZCAP LOAN COMBINATION" means the Timbercreek Apartments Loan
Combination.

      "MEZZCAP MATERIAL DEFAULT" means, with respect to a MezzCap Loan
Combination, one of the following events: (a) either of the related underlying mortgage loan or B-Note Non-Trust Loan has been accelerated; (b) a continuing monetary default; or (c) a bankruptcy action has been filed by or against the related borrower.

      "MEZZCAP TRUST MORTGAGE LOAN" means the Timbercreek Apartments Trust
Mortgage Loan.

      "MLML" means Merrill Lynch Mortgage Lending, Inc.

      "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

      o     the mortgage loans have the characteristics set forth on Annex A-1, and the initial mortgage pool balance is approximately
            $2,435,364,704; and the mortgage loans are allocated to loan group 1 and loan group 2 as described in this prospectus supplement;

      o     the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this prospectus supplement;

      o     the pass-through rate for each class of certificates is as described in this prospectus supplement;

      o     there are no delinquencies or losses with respect to the mortgage loans;

      o     there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

      o     there are no Appraisal Reduction Amounts with respect to the mortgage loans;

      o     there are no casualties or condemnations affecting the corresponding mortgaged real properties;

      o     each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this prospectus supplement, which is any of an
            Actual/360 Basis or a 30/360 Basis;

      o     all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest;

      o     there are no breaches of our representations and warranties regarding the mortgage loans;

      o     no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

      o     the ARD Loans are paid in full on its anticipated repayment date;

      o     except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

      o     each Converting Loan is paid in full on the first payment date when no prepayment charge is due;

      o     no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under
            "Description of the Offered Certificates--Termination";

      o     no mortgage loan is required to be repurchased by any mortgage loan seller;

                                      S-253

      o     any mortgage loans that allow a choice between yield maintenance or fixed penalties and defeasance have been assumed to be mortgage loans providing for voluntary prepayment with prepayment
            consideration in the form of yield maintenance or fixed penalties, as applicable;

      o     no prepayment premiums or yield maintenance charges are collected;

      o     there are no Additional Trust Fund Expenses;

      o     payments on the offered certificates are made on the 12th day of each month, whether or not a business day, commencing in September
            2007; and

      o     the offered certificates are settled on August 24, 2007.

      "MOODY'S" means Moody's Investors Service, Inc.

      "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

      o     the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

      o     the total payments made by the master servicers to cover those
            Prepayment Interest Shortfalls.

      "NET MORTGAGE RATE" means with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time (excluding the Additional Interest distributable to the class Y and class Z certificates), minus the sum of the applicable master servicing fee rate under the pooling and servicing agreement (which includes the rate at which any primary servicing fees accrue) and the per annum rate at which the monthly trust administration fee is calculated; provided, however, that for purposes of calculating the Weighted Average Net Mortgage Rate and the respective pass-through rates for the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, the class AJ-FL REMIC II regular interest and the various classes of the non-fixed rate interest-bearing certificates, from time to time--

      o     the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan, or any other change in the related mortgage interest rate, subsequent to the date of issuance of the certificates, and

      o     if any mortgage loan does not accrue interest on the basis of a
            360-day year consisting of twelve 30-day months, then the Net
            Mortgage Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce, in general, the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (net of the aggregate per annum rate at which the related master servicing fee and the trust
            administration fee are calculated under the pooling and servicing agreement), except that, with respect to any such mortgage loan, the
            Net Mortgage Rate for the one-month period (a) prior to the respective due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined so as to produce an aggregate amount of interest that excludes any related interest reserve amount transferred to the trustee's interest reserve account in respect of that one-month period and (b) prior to the due date in March will be determined so as to produce an aggregate amount of interest that includes the related interest reserve amount(s) retained in the trustee's interest reserve account for the respective one-month periods prior to the due dates in January and February in any year which is not a leap year or the one-month period prior to the due date in February in any year which is a leap year.

                                      S-254

      As of the cut-off date (without regard to the adjustment described in the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 5.04915% per annum to 6.78915%, with a weighted average of those Net
Mortgage Rates of 5.95741% per annum. See "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property (or, in the case of an A-Note Trust Mortgage Loan, on or with respect to the related Loan
Combination).

      "NON-TRUST LOAN NOTEHOLDER" means the holder of a Non-Trust Loan.

      "NON-TRUST LOAN" means any of the Farallon Portfolio Non-Trust Loan,
Executive Hills Portfolio B-Note Non-Trust Loan, Peninsula Beverly Hills B-Note
Non-Trust Loan, Georgia-Alabama Retail Portfolio A-Note Non-Trust Loan,
Georgia-Alabama Retail Portfolio B-Note Non-Trust Loan and the MezzCap B-Note
Non-Trust Loan.

      "OTHER SECURITIZATION" means the ML-CFC 2007-7 Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates, Series 2007-7, which holds the
Georgia-Alabama Retail Portfolio A Note Non-Trust designated as "Note A-1" in the Georgia-Alabama Retail Portfolio Intercreditor Agreement.

      "OTHER SERVICER" means Wachovia Bank, National Association, which acts as a master servicer of the Other Securitization, which will be responsible for the primary servicing and administration of the Georgia-Alabama Retail Portfolio
Loan Combination under the Other Pooling and Servicing Agreement.

      "OTHER SPECIAL SERVICER" means Midland Loan Services, Inc., as special servicer of the Other Securitization, which will be responsible for the servicing and administration of the Georgia-Alabama Retail Loan Combination to
the extent it becomes a specially serviced mortgage loan under the Other Pooling and Servicing Agreement.

      "OTHER TRUSTEE" means LaSalle Bank National Association, as trustee of the
Other Securitization.

      "OTHER POOLING AND SERVICING AGREEMENT" means that certain pooling and servicing agreement relating to the Other Securitization among Merrill Lynch
Mortgage Investors, Inc., the Other Servicer, Midland Loan Services, Inc., as a
master servicer, the Other Special Servicer and the Other Trustee.

      "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

      "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

      "PENALTY INTEREST" means any interest, other than late payment charges,
Additional Interest, prepayment premiums or yield maintenance charges, that--

      o     accrues on a defaulted mortgage loan solely by reason of the subject default; and

      o     is in excess of all interest at the related mortgage interest rate.

      "PENINSULA BEVERLY HILLS B-NOTE NON-TRUST MORTGAGE LOAN" has the meaning given such term under "Description of the Mortgage Pool--The Loan
Combinations--The Peninsula Beverly Hills Loan Combination" in this prospectus supplement.

                                      S-255

      "PENINSULA BEVERLY HILLS CONTROLLING PARTY" means, with respect to the
Peninsula Beverly Hills Loan Combination,

      o     the holder of more than 50% of the principal balance of the
            Peninsula Beverly Hills B-Note Non-Trust Mortgage Loan (excluding any principal balance held by the related borrower or certain borrower related parties), but only if and for so long as it has an unpaid principal balance, net of the portion of any Appraisal
            Reduction Amount with respect to the Peninsula Beverly Hills Loan
            Combination allocable to the Peninsula Beverly Hills B-Note
            Non-Trust Mortgage Loan, equal to or greater than 25% of its unpaid principal balance (without taking into account any Appraisal
            Reduction Amount); or

      o     if the unpaid principal balance of the Peninsula Beverly Hills
            B-Note Non-Trust Mortgage Loan, net of the portion of any Appraisal
            Reduction Amount with respect to the Peninsula Beverly Hills Loan
            Combination allocable to the Peninsula Beverly Hills B-Note
            Non-Trust Mortgage Loan, is less than 25% of its unpaid principal balance (without taking into account any Appraisal Reduction
            Amount), the controlling class representative.

      "PENINSULA BEVERLY HILLS INTERCREDITOR AGREEMENT" means, the Intercreditor
Agreement related to the Peninsula Beverly Hills Loan Combination.

      "PENINSULA BEVERLY HILLS LOAN COMBINATION" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The Peninsula
Beverly Hills Loan Combination" in this prospectus supplement.

      "PENINSULA BEVERLY HILLS TRUST MORTGAGE LOAN" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The
Peninsula Beverly Hills Loan Combination" in this prospectus supplement.

      "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

      o     the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

      o     covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

      o     exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

      o     other matters to which like properties are commonly subject;

      o     the rights of tenants, as tenants only, under leases and subleases, pertaining to the related mortgaged real property;

      o     if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of
            cross-collateralized loans; and

      o     if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration,

                                      S-256

none of which, as represented by the related mortgage loan seller in the related mortgage loan purchase agreement (subject to any exceptions set forth in that agreement), materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan.

      "PERMITTED INVESTMENTS" means U.S. government securities and AAA rated obligations, including:

      o     direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

      o     repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that (a) the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are rated F1+ by Fitch and A-1+ by S&P, and (b) if it is a long term deposit or debt obligation (which in the case of S&P means in excess of three months), the long-term debt obligations of which are rated AA+ by Fitch and AAA by S&P;

      o     federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), (a) the short-term obligations of which are rated F1+ by
            Fitch and A-1+ by S&P, and (b) if it is a long term obligation
            (which in the case of S&P means in excess of three months), the long-term debt obligations of which are rated AA+ by Fitch and AAA by S&P;

      o     commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper (a) is rated F1+ by Fitch and A-1+ by
            S&P, and (b) if it is a long term obligation (which in the case of
            S&P means in excess of three months), the long-term debt obligations of which are rated AA+ by Fitch and AAA by S&P;

      o     money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization (AA+ by Fitch and AAAm or AAAm-G by S&P); and

      o     any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity. In addition, "Permitted
Investments" (i) must exclude any security with the S&P's "r" symbol attached to the rating; and (ii) must be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change. All investments must mature or be redeemable upon the option of the holder thereof on or prior to the business day preceding the day before the date such amounts are required to be remitted out of the applicable account under the pooling and servicing agreement.

      "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

      "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees

                                      S-257

payable from that interest collection, and exclusive of any Penalty Interest and/or Additional Interest included in that interest collection.

      "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related Net Mortgage Rate for such mortgage loan and the trust administration fee rate (net of any Penalty Interest and Additional Interest, if
applicable).

      "PRIMARY COLLATERAL" means the mortgaged real property directly securing a
Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of that Crossed Loan with other related Crossed Loans.

      "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

      (a)   the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO Properties)
            for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced by either master servicer or the trustee, as applicable, for such distribution date;

      (b)   the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

      (c)   with respect to any mortgage loan as to which the related stated
            maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal prepayment)
            made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause
            (a) above;

      (d)   the aggregate of the principal portion of all liquidation proceeds, sale proceeds, insurance proceeds, condemnation proceeds and, to the extent not otherwise included in clause (a), (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and REO Properties during the related collection period and that were identified and applied by the applicable master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the
            Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above; and

      (e)   if such distribution date is subsequent to the initial distribution date, the excess, if any, of the Principal Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance
            certificates on such immediately preceding distribution date;

provided that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related

                                      S-258

mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs); and

provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Nonrecoverable
Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected
(notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

      If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the first sentence of this definition, will be allocated between the respective portions of the Principal
Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

      The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

      The Principal Distribution Amount will not include any payments or other collections of principal on the Non-Trust Loans.

      "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, Additional Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii)
related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO Property), and any related due and unpaid servicing compensation (including principal recovery fees) and any other related unpaid
Additional Trust Fund Expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses and, in the case of an
A-Note Trust Mortgage Loan, net of any portion of such liquidation proceeds payable to the holder of the related Non-Trust Loan. If any portion of the debt due under a mortgage loan (other than Additional Interest and Penalty Interest)
is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan
(and interest on such Advances) that are made from collections of principal that would otherwise be included in the Principal Distribution Amount, will be
Realized Losses.

      "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

      "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

                                      S-259

      "RESTRICTED GROUP" means, collectively--

      1.    the trustee;

      2.    the Exemption-Favored Parties;

      3.    us;

      4.    the master servicers;

      5.    the special servicer;

      6.    any sub-servicers;

      7.    the mortgage loan sellers;

      8.    the swap counterparty;

      9.    each borrower, if any, with respect to mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

      10.   any and all affiliates of any of the aforementioned persons.

      "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the
CMSA operating statement analysis report, the CMSA NOI adjustment worksheet, the
CMSA financial file, the CMSA comparative financial status report and the CMSA loan level reserve/LOC report.

      "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies,
Inc.

      "SERVICING STANDARD" means, with respect to each master servicer or the special servicer, the obligation to service and administer the mortgage loans for which that party is responsible under the pooling and servicing agreement:

      o     in the same manner in which, and with the same care, skill, prudence and diligence with which, each master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

      o     with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders and, in the case of a Loan Combination, the holder of the related Non-Trust Loan, all taken as a collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate) and (iii) the best interests (as determined by each master servicer or special servicer, as applicable, in its reasonable judgment) of the holders of the certificates and the trust fund and, in the case of a Loan Combination, the holder of the related Non-Trust Loan, taking into account, to the extent consistent with the related Loan Combination Intercreditor
            Agreement, the subordinate nature of the related B-Note Non-Trust
            Loan; and

      o     without regard to--

            1.    any relationship that each master servicer or the special
                  servicer, as the case may be, or any of its affiliates may have with any of the borrowers (or any affiliate thereof), us, any mortgage loan seller or any other party to the
                  transaction;

                                      S-260

            2.    the ownership of any certificate by each master servicer or the special servicer, as the case may be, or by any of its affiliates;

            3.    the obligation of each master servicer or the special
                  servicer, as the case may be, to make Advances;

            4.    the right of each master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing
                  agreement;

            5.    the ownership, servicing or management by each master servicer or the special servicer, as the case may be, or any of its affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage pool;

            6.    any obligation of each master servicer or any of its
                  affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

            7.    any obligation of each master servicer or any of its
                  affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

            8.    any debt each master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers or any affiliate thereof.

      "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

      1.    the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied--

            (a)   except in the case of a balloon payment, for 60 days; or

            (b)   solely in the case of a delinquent balloon payment, for 60 days, so long as the related borrower (A) continues to make in respect of each due date without omission, monthly payments equivalent to the monthly payments previously due under the mortgage loan prior to its maturity date, and (B) delivers a refinancing commitment within 60 days after the related
                  maturity date, then for such period (not to exceed 120 days)
                  beyond the related maturity date ending on the date on which it is determined that the refinancing could not reasonably be expected to occur;

      2.    the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
            Standard) that a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and is likely to remain unremedied for at least 60 days;

      3.    the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
            Standard) that a non-payment default (other than an Acceptable
            Insurance Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues unremedied beyond the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

      4.    various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

                                      S-261

      5.    the applicable master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the
            corresponding mortgaged real property.

      A Servicing Transfer Event will cease to exist, if and when:

      o     with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer;

      o     with respect to the circumstances described in clauses 2. and 4. of this definition, those circumstances cease to exist in the reasonable judgment of the special servicer (exercised in accordance with the Servicing Standard), but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

      o     with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

      o     with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated;

so long as at that time no other circumstance identified in clauses 1. through
5. of this definition continues to exist.

      If a Servicing Transfer Event exists with respect to the mortgage loan in a Loan Combination that will be included in the trust or any other loan in the related Loan Combination, it will also be considered to exist for each other mortgage loan in the subject Loan Combination; provided that, if the holder of a
B-Note Non-Trust Loan prevents the occurrence of a Servicing Transfer Event with respect to the related Trust Mortgage Loan through the exercise of cure rights as set forth in the related Loan Combination Intercreditor Agreement, then the existence of such Servicing Transfer Event with respect to that B-Note Non-Trust
Loan will not, in and of itself, result in the existence of a Servicing Transfer
Event with respect to the related Trust Mortgage Loan or cause the servicing of the related Loan Combination to be transferred to the special servicer, unless a separate Servicing Transfer Event has occurred with respect thereto.

      "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

      o     will initially equal its cut-off date principal balance (or, in the case of a replacement mortgage loan, its principal balance as of the date of substitution); and

      o     will be permanently reduced on each distribution date, to not less than zero, by--

            1.    all payments and other collections of principal, if any, with respect to that mortgage loan that are included as part of the
                  Principal Distribution Amount for such distribution date
                  pursuant to clause (a), clause (b), clause (c) and/or clause
                  (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary;

            2.    any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation that occurred during the related collection period; and

            3.    any other related Realized Losses incurred during the related collection period that represents a loss of principal with respect to that mortgage loan.

                                      S-262

      With respect to each mortgage loan relating to, and deemed to remain outstanding with respect to, an REO Property, the "Stated Principal Balance"
will be an amount equal to the Stated Principal Balance of that mortgage loan as of the date of the acquisition of the related REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

      o     all amounts, if any, collected with respect to the related REO
            Property that are allocable as principal of the subject mortgage loan and that are included as part of the Principal Distribution
            Amount for such distribution date pursuant to clause (a), clause
            (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

      o     any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

      o     "Unliquidated Advance" means, with respect to any mortgage loan, any
            Advance made by a party to the pooling and servicing agreement that:

      o     is not a Nonrecoverable Advance;

      o     has been reimbursed to the party that made the Advance as a
            Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

      o     was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan or any related REO Property.

      "TRUST MORTGAGE LOAN" means any of the mortgage loans included in the trust that are secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, Executive Hills Portfolio,
Peninsula Beverly Hills, Georgia-Alabama Retail Portfolio and Timbercreek
Apartments.

      "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA delinquent loan status report, CMSA historical loan modification and corrected mortgage loan report, CMSA REO status report, CMSA advance recovery report and, if and to the extent filed with the Securities and Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer Reports.

      "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the applicable Net Mortgage Rates for all the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date.

      "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

      The following defined terms and descriptions of underwriting standards are used in Annexes A-1 and A-2:

      (i)   References to "UW DSCR (x)" and "DSCR" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to
(b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt.
The UW DSCR (x) for any mortgage loan is the ratio of "UW Net Cash Flow"
produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan commencing after the origination date; provided, however, for purposes of

                                      S-263

calculating the UW DSCR (x) provided in this prospectus supplement with respect to ninety (90) mortgage loans, representing approximately 48.3% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination, after which period each mortgage loan amortizes principal for its remaining term, the debt service used is the annualized amount of debt service that will be payable under the mortgage loan commencing after the amortization period begins; and provided, further, that for purposes of calculating the UW DSCR(x) provided in this prospectus supplement with respect to thirty-nine (39) mortgage loans, representing approximately
31.2% of the initial mortgage pool balance, where periodic payments are interest-only up to the related maturity date or, if applicable, the related anticipated repayment date, the debt service used is the product of (a) the principal balance of the subject mortgage loan as of the cut-off date and (b)
the annual mortgage rate as adjusted for the interest accrual method.

      As indicated in the footnotes to the table in the section captioned
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information," the debt service coverage ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit taken subject to the financial performance of the related mortgaged real property. Additionally, with respect to certain other mortgage loans, the related debt service coverage ratio was calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See
Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios on the mortgage loans referred to in the foregoing sentence.

      (ii)  The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, manufactured housing community, industrial, self storage and office properties (each, a "Rental Property"). In general, the mortgage loan sellers relied on either full-year operating statements, rolling
12-month operating statements and/or applicable year to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net Cash Flow for the mortgaged real properties.

      In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses
(such as insurance, real estate taxes and, if applicable, ground lease payments)
and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

      In determining the "revenue" component of UW Net Cash Flow for each Rental
Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing community properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other
Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates)
of the leases shown thereon.

      In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling
12-month operating statements and/or full-year or year-to-date

                                      S-264

financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue (except with respect to single tenant properties, where fees as low as
2.0% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

      The borrowers' financial information used to determine UW Net Cash Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

      The UW Net Cash Flow for each mortgaged real property is calculated on the basis of numerous assumptions and subjective judgments, which, if ultimately proven erroneous, could cause the actual operating income for such mortgaged real property to differ materially from the UW Net Cash Flow set forth herein.
Some assumptions and subjective judgments related to future events, conditions and circumstances, including future expense levels, the re-leasing of occupied space, which will be affected by a variety of complex factors over which none of the issuing entity, the depositor, the mortgage loan sellers, the master servicers, the special servicer, the trustee or the trustee have control. In some cases, the UW Net Cash Flow for any mortgaged real property is higher, and may be materially higher, than the actual annual net cash flow for that mortgaged real property, based on historical operating statements. No guaranty can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by a mortgage loan seller in determining and presenting operating information. See "Risk Factors--Risks
Relating to Underwritten Net Cash Flow" in this prospectus supplement.

      (iii) References to "Cut-off Date LTV %" or "LTV Ratio" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers.

      As indicated in the footnotes to the table in the section captioned
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information," the loan-to-value ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit that was taken subject to the financial performance of the related mortgaged real property. Additionally, with respect to certain other mortgage loans, the related loan-to-value ratio was calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See
Annex A-1 to this prospectus supplement for more information regarding the loan to value ratios of the mortgage loans referred to in the preceding sentence.

      (iv)  References to "Maturity LTV %," "Maturity Date LTV Ratio" or "ARD
LTV Ratio" are references to the ratio, expressed as a percentage, of the expected balance of a balloon loan on its scheduled maturity date (or the ARD
Loans on their respective anticipated repayment dates) (prior to the payment of any balloon payment or principal prepayments) to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers prior to the cut-off date.

      (v)   References to "Original Balance per Unit ($)" and "Cut-off Date
Balance per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a manufactured housing community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan, respectively, divided by the net rentable square foot area of the related mortgaged real property.

      (vi)  References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated.
With respect to any mortgaged real property which was constructed in phases, the
"Year Built" refers to the year that the first phase was originally constructed.

                                      S-265

      (vii) References to "Admin. Fee %" for each mortgage loan represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate) for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trust administration fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex
A-1 to this prospectus supplement.

      (viii) References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan (or the remaining number of months and/or payments to the anticipated repayment date of any mortgage loan if it is an ARD Loans).

      (ix)  References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

      (x)   References to "LO ()" represent, with respect to each mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted. The number indicated in the parentheses indicates the number of monthly payment periods within such period
(calculated for each mortgage loan from the date of its origination). References to "O ()" represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b) defeasance is no longer required.
References to "YM ()" represent the period for which a yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date or anticipated repayment date, as applicable, of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open Period") with respect to all of the mortgage loans have been calculated as those Open Periods occurring immediately prior to the maturity date or anticipated repayment date, as applicable, of such mortgage loan as set forth in the related loan documents.

      (xi)  References to "Def ()" represent, with respect to each mortgage loan, the period during which the related borrower, in lieu of a principal prepayment, is permitted to pledge defeasance collateral to the holder of the mortgage.

      (xii) References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to (a) in the case of multifamily properties and manufactured housing communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (c) in the case of self storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

      (xiii) References to "Upfront Capex Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

      (xiv) References to "Upfront Engineering Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

      (xv)  References to "Monthly Capex Reserve ($)"are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

      (xvi) References to "Upfront TI/LC Reserve ($)"are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

      (xvii) References to "Monthly TI/LC Reserve ($)"are references to funded reserves, in addition to any escrows funded at loan closing for potential
TI/LCs, that require funds to be escrowed during some or all of the loan

                                      S-266

term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                      S-267

                                   ANNEX A-1

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                                     A-1-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX A-1

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

          LOAN
         GROUP
LOAN #   1 OR 2   ORIGINATOR (1)                    PROPERTY NAME                                     STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1        2      MLML             Empirian Portfolio Pool 2                          Various
 1.01      2      MLML             Centre Lake III                                    15754 Northwest 7th Avenue
 1.02      2      MLML             Sunset Way                                         15385 Southwest 73rd Terrace Circle
 1.03      2      MLML             Jupiter Cove I                                     17825-18985 Thelma Avenue
 1.04      2      MLML             Thymewood I                                        17940 NW 67th Avenue
 1.05      2      MLML             Bel Aire                                           10509 SW 216th Street
 1.06      2      MLML             Redan Village                                      3829 Redan Road
 1.07      2      MLML             Dogwood Glen                                       2390 Woodglen Drive
 1.08      2      MLML             Rivers End                                         5520 Collins Road
 1.09      2      MLML             Astorwood                                          1228 Southeast Astorwood Place
 1.10      2      MLML             Palm Place                                         7693 Alicia Lane
 1.11      2      MLML             Pine Barrens                                       11750 Alden Road
 1.12      2      MLML             Ridgewood - Indiana                                2729 Ridgewood Drive
 1.13      2      MLML             Summit Center                                      5161 Jaczko Lane
 1.14      2      MLML             Parkwood Village                                   6804 Parkway Drive
 1.15      2      MLML             Valleyfield - Georgia                              5421 Covington Highway
 1.16      2      MLML             Clearview                                          715-A Clearview Drive
 1.17      2      MLML             Apple Ridge                                        480 Lancaster Pike
 1.18      2      MLML             Northrup Court                                     135 Fern Hollow Road
 1.19      2      MLML             Cedarwood                                          180 Codell Drive
 1.20      2      MLML             Amberwood                                          1116 N Tennessee Street
 1.21      2      MLML             Shadetree                                          1769 Shadetree Way
 1.22      2      MLML             Heathmoore - Indianapolis                          5984 Heathmore Drive
 1.23      2      MLML             Harvest Grove                                      5239 Harvestwood Lane
 1.24      2      MLML             Ridgewood - Ohio                                   3616 Hogans Run Road
 1.25      2      MLML             The Meadows - Ohio                                 112 Mocking Bird Court
 1.26      2      MLML             Amhurst                                            4151 Amston Drive
 1.27      2      MLML             Waterbury - Michigan                               108 Waterbury Court
 1.28      2      MLML             Pine Meadows I                                     15025 Pine Meadows Drive
 1.29      2      MLML             Elmtree Park                                       11023 Elmtree Park Drive
 1.30      2      MLML             Sherbrook                                          100 Sherbrook Court
 1.31      2      MLML             Heronwood                                          13809 Heronwood Lane SW
 1.32      2      MLML             Windrush (FL)                                      13971 Windrush Court
 1.33      2      MLML             Willowood                                          1056 Mindy Lane
 1.34      2      MLML             Valleyfield - Pennsylvania                         3520 Washington Pike
 1.35      2      MLML             Bridgepoint I                                      1500 Monument Road
 1.36      2      MLML             Willow Lakes                                       2900 Reidville Road
 1.37      2      MLML             Shadow Trace                                       105 Trace Terrace
 1.38      2      MLML             Berry Pines                                        6290 Berryhill Road
 1.39      2      MLML             Hillcrest Villas                                   200 Hospital Drive
 1.40      2      MLML             Greentree                                          121 Covington Avenue
 1.41      2      MLML             Waterbury - Ohio                                   4140 Mt.Carmel Tobasco Road
 1.42      2      MLML             Forsythia Court                                    6001 Barley Avenue
 1.43      2      MLML             Greenglen                                          101 Tree Glen Way
 1.44      2      MLML             Meadowood - Ohio                                   1248 Warble Drive
 1.45      2      MLML             Oakwood Village                                    101 Fister Court
 1.46      2      MLML             Deerwood                                           611 Mt. Homer Road
 1.47      2      MLML             Spring Gate                                        1500 Spring Gate Drive
 1.48      2      MLML             Woodcrest I                                        101 Woodcrest Circle
 1.49      2      MLML             Iris Glen                                          101 Iris Glen Drive SE
 1.50      2      MLML             Lakeshore I                                        1100 Lakeshore Drive
 1.51      2      MLML             Ashgrove                                           1 Ashgrove Court
 1.52      2      MLML             Stillwater                                         6815 Waters Avenue
 1.53      2      MLML             Springbrook                                        104 Springbrook Court
 1.54      2      MLML             Heathmoore - Evansville                            2413 South Green River Road
 1.55      2      MLML             Lindendale                                         3580 Lindendale Drive
 1.56      2      MLML             Concord Square                                     500 North Lexington-Springmill Road
 1.57      2      MLML             Silver Forest                                      1200 Northeast 30th Avenue
 1.58      2      MLML             Charing Cross                                      1017 South Main Street
 1.59      2      MLML             Hatcherway                                         127 Havanna Avenue
 1.60      2      MLML             Stonehenge                                         4151 Amston Drive
 1.61      2      MLML             Waterbury - Georgia                                1375 College Station Road
 1.62      2      MLML             Longwood                                           710 Eureka Springs Drive
 1.63      2      MLML             Woodbine                                           2567 Hudson Drive
 1.64      2      MLML             Mulberry                                           4070 Leap Road
 1.65      2      MLML             Cedargate - Kentucky                               310 Midland Boulevard
 1.66      2      MLML             Willow Run                                         901 Princeton Road
 1.67      2      MLML             Cedargate - Indiana                                110 Cedargate Court
 1.68      2      MLML             Hillside Manor                                     120 Lonnie Lane
 1.69      2      MLML             Princeton Court                                    103 Princeton Court
 1.70      2      MLML             Northwood                                          10431 SE 49th Court
 1.71      2      MLML             Slate Run                                          2306 Granite Drive
 1.72      2      MLML             Parkville                                          1100 Taywood Drive
 1.73      2      MLML             Hartwick                                           20 Hartwick Drive
  2        2      MLML             Farallon Portfolio(26)                             Various
  2        2      MLML             Farallon Portfolio
  2        2      MLML             Farallon Portfolio
2.001      2      MLML             Portside                                           14001 Beach Boulevard
2.002      2      MLML             Shadow Hills                                       8403 Millinockett Lane
2.003      2      MLML             CV-Jacksonville                                    10960 Beach Boulevard
2.004      2      MLML             Western Hills                                      13000 SW 5th Court
2.005      2      MLML             Siesta Lago                                        4750 Siesta Lago Drive
2.006      2      MLML             Hunter Ridge                                       696 Tara Road
2.007      2      MLML             Camelot                                            655 North Highway 89
2.008      2      MLML             Wikiup                                             6500 East 88th Avenue
2.009      2      MLML             Harmony Road                                       2500 East Harmony Road
2.010      2      MLML             Lamplighter Village                                1661 Powder Springs Road
2.011      2      MLML             Chalet North                                       1800 Alpine Drive
2.012      2      MLML             Country Club Mobile Estates                        5100 South 1300 East
2.013      2      MLML             Shadowood                                          6359 Bells Ferry Road
2.014      2      MLML             Southwind Village                                  302 Fillmore Street
2.015      2      MLML             The Meadows                                        14470 East 13th Avenue
2.016      2      MLML             Landmark Village                                   225 Club Drive
2.017      2      MLML             Crescentwood Village                               11352 South Crescentwood Drive
2.018      2      MLML             Stone Mountain                                     100 Castle Club Drive
2.019      2      MLML             Casual Estates                                     7330 Lands End Lane
2.020      2      MLML             Village North                                      1240 North Cowan Avenue
2.021      2      MLML             Windsor Mobile Estates                             2800 Hampton Park Drive
2.022      2      MLML             Riverdale (Colonial Coach)                         8000 Highway 85
2.023      2      MLML             Foxhall Village                                    5709 Buffaloe Road
2.024      2      MLML             New Twin Lakes                                     31 Regina Drive
2.025      2      MLML             Carnes Crossing                                    420 Pittsburg Landing
2.026      2      MLML             Saddlebrook                                        8401 East Saddlebrook Drive
2.027      2      MLML             Thornton Estates                                   3600 East 88th Avenue
2.028      2      MLML             Mountainside Estates                               17190 Mount Vernon Road
2.029      2      MLML             Castlewood Estates                                 100 Plantation Hill Road
2.030      2      MLML             Green Spring Valley                                1100 Greenvale Road
2.031      2      MLML             Villa West (UT)                                    8400 South 4000 West
2.032      2      MLML             Villa West (CO)                                    2700 C Street
2.033      2      MLML             Torrey Hills                                       5406 Torrey Road
2.034      2      MLML             Springdale Lake                                    5 Springdale Drive
2.035      2      MLML             Brookside Village - TX                             14900 Lasater Road
2.036      2      MLML             Columbia Heights                                   2515 Cumberland Road
2.037      2      MLML             Encantada                                          1000 Coyote Trail
2.038      2      MLML             Woodlands of Kennesaw                              2880 Cobb Parkway North
2.039      2      MLML             Lakeview Estates                                   2600 North Hill Field
2.040      2      MLML             Oakwood Forest                                     4100 N US Highway 29
2.041      2      MLML             Broadmore                                          148 Broadmore
2.042      2      MLML             Oak Park Village (FL)                              4000 Southwest 47th Street
2.043      2      MLML             Misty Winds                                        5902 Ayers Street
2.044      2      MLML             Evergreen Village - IA                             5309 Highway 75 North
2.045      2      MLML             Ortega Village                                     5515 118th Street
2.046      2      MLML             Riverside (UT)                                     1232 West Rock River Road
2.047      2      MLML             Easy Living                                        3323 Iowa Street
2.048      2      MLML             Southfork                                          4937 Stuart Road
2.049      2      MLML             Cloverleaf                                         4515 34th Street
2.050      2      MLML             Golden Valley                                      7631 Dallas Highway
2.051      2      MLML             Riverdale                                          5100 South 1050 West
2.052      2      MLML             Friendly Village - GA                              9 Pinetree Road
2.053      2      MLML             Smoke Creek                                        4255 Smokecreek Parkway
2.054      2      MLML             Marion Village                                     700 35th Street
2.055      2      MLML             Valley View - Danboro                              1081 Easton Road
2.056      2      MLML             Colonial Gardens                                   3000 Tuttle Creek Boulevard
2.057      2      MLML             Evergreen Village - UT                             2491 North Highway 89
2.058      2      MLML             Summit Oaks                                        6812 Randol Mill Road
2.059      2      MLML             Stoneybrook                                        435 North 35th Avenue
2.060      2      MLML             Pedaler's Pond                                     1960 Pedalers Pond Boulevard
2.061      2      MLML             Burntwood                                          3308 South East 89th Street
2.062      2      MLML             Country Club Crossing                              1101 Hickory Boulevard
2.063      2      MLML             Sunset Vista                                       8460 West Sunset Hills Drive
2.064      2      MLML             Spring Valley Village                              36 Hopf Drive
2.065      2      MLML             South Arlington Estates                            7400 Twin Parks Drive
2.066      2      MLML             Mallard Lake                                       4441 Highway 162
2.067      2      MLML             Sundown                                            1219 West 450 North
2.068      2      MLML             Stony Brook North                                  3000 Stony Brook Drive
2.069      2      MLML             Twin Pines                                         2011 West Wilden Avenue
2.070      2      MLML             Inspiration Valley                                 5250 West 53rd Avenue
2.071      2      MLML             Highland Acres                                     1708 Bunker Hill Lane
2.072      2      MLML             Oak Ridge                                          1201 County Road 15
2.073      2      MLML             Washington Mobile Estates                          1450 North Washington Boulevard
2.074      2      MLML             River Oaks                                         7301 Buttonwood
2.075      2      MLML             Siouxland Estates                                  1520 Atokad Drive
2.076      2      MLML             Brookside                                          8155 Redwood Road
2.077      2      MLML             Eagle Ridge                                        617 Holfords Prairie
2.078      2      MLML             Cedar Knoll                                        5535 Dysart Road
2.079      2      MLML             Marnelle                                           1512 Highway 54 West
2.080      2      MLML             Maple Manor                                        18 Williams Street
2.081      2      MLML             Arlington Lakeside                                 3211 West Division Street
2.082      2      MLML             Royal Crest                                        2025 East Jemez Road
2.083      2      MLML             Forest Creek                                       855 East Mishawaka Road
2.084      2      MLML             Four Seasons                                       100 Apollo Drive
2.085      2      MLML             Cottonwood Grove                                   4500 14th Street
2.086      2      MLML             Highland                                           1875 Osolo Road
2.087      2      MLML             Valley Verde                                       1751 West Hadley
2.088      2      MLML             Chalet City                                        301 Alpine Lane
2.089      2      MLML             Southridge Estates                                 802 E. County Line Road Lot 259
2.090      2      MLML             Ridgewood Estates                                  4100 Southeast Adams
2.091      2      MLML             Creekside                                          2510 Highway 175N
2.092      2      MLML             Eastview                                           601 El Camino Road
2.093      2      MLML             Viking Villa                                       433 East 980 North
2.094      2      MLML             Lakewood Estates                                   7171 West 60th Street
2.095      2      MLML             Terrace Heights                                    4001 Peru Road
2.096      2      MLML             Falcon Farms                                       2507 214th Street North
2.097      2      MLML             Forest Park                                        183 Pitcher Road
2.098      2      MLML             Quail Run                                          903 South Main Street
2.099      2      MLML             Sheridan                                           5305 North Sheridan
2.100      2      MLML             Huguenot Estates                                   18-5 Cherry Street
2.101      2      MLML             Countryside (CO)                                   2036 1st Avenue
2.102      2      MLML             Silver Creek                                       4930 North Dittmer Street
2.103      2      MLML             Havenwood                                          106 Havenwood Drive
2.104      2      MLML             Northland                                          11819 North College Avenue
2.105      2      MLML             Ewing Trace                                        4201 Windsor Place
2.106      2      MLML             Overpass Point MHC                                 99 East Green Pines Drive
2.107      2      MLML             Enchanted Village                                  246 Wonderland Drive
2.108      2      MLML             Seascape                                           6301 Old Brownsville Road
2.109      2      MLML             Golden Triangle                                    301 South Coppell Road
2.110      2      MLML             Meadowood                                          1900 Northwest Lyman Road
2.111      2      MLML             Meadowbrook                                        33550 East Highway 96
2.112      2      MLML             Tallview Terrace                                   3290 North Martha Street
2.113      2      MLML             Western Mobile Estates                             7148 West Arabian Way
2.114      2      MLML             Whitney                                            8401 NW 13th Street
2.115      2      MLML             Five Seasons Davenport                             5112 North Fairmount Avenue
2.116      2      MLML             Valley View - Honey Brook                          1 Mark Lane
2.117      2      MLML             Village Park                                       724 Creek Ridge Road
2.118      2      MLML             Countryside Village (TN)                           200 Early Road
2.119      2      MLML             Mobile Gardens                                     6250 North Federal Boulevard
2.120      2      MLML             Carriage Court East                                3475 Goldenrod Road
2.121      2      MLML             Mission Estates                                    12400 Rojas Drive
2.122      2      MLML             Loveland                                           4105 Garfield Avenue
2.123      2      MLML             Meadow Glen                                        600 Glen Vista Drive
2.124      2      MLML             Shiloh Pines                                       2525 Shiloh Road
2.125      2      MLML             Rolling Hills                                      1322 South Belt Line Road
2.126      2      MLML             Deerpointe                                         9380 103rd Street
2.127      2      MLML             Cypress Shores                                     200 Bass Circle
2.128      2      MLML             Oasis                                              2221 South Prairie Avenue
2.129      2      MLML             Tanglewood                                         100 Sara Lane
2.130      2      MLML             Villa                                              3096 Camelot Drive
2.131      2      MLML             Castle Acres                                       1713 West US Highway 50
2.132      2      MLML             Dynamic                                            1335 Dynamic Drive
2.133      2      MLML             Big Country                                        3400 South Greeley Hwy
2.134      2      MLML             Carriage Court Central                             4820 West Oakridge Road
2.135      2      MLML             Northern Hills                                     1901 W. Shady Grove Road
2.136      2      MLML             Sunny Acres                                        272 Nicole Lane
2.137      2      MLML             Lakewood - TX                                      1023 Lakes Drive
2.138      2      MLML             Westlake                                           9717 NW 10th Street
2.139      2      MLML             Mesquite Meadows                                   14647 Lasater Road
2.140      2      MLML             Cedar Terrace                                      1834 Gretchen Drive SW
2.141      2      MLML             Frieden Manor                                      102 Frieden Manor
2.142      2      MLML             Country Club Manor                                 4003 Birch Drive
2.143      2      MLML             Suburban Estates                                   16 East Maruca Drive
2.144      2      MLML             Deerhurst                                          6500 Privette Road
2.145      2      MLML             Aledo                                              124 East Yates Circle
2.146      2      MLML             President's Park                                   158 Fillmore Street
2.147      2      MLML             Woodlake                                           5418 Country Club Road
2.148      2      MLML             Silver Leaf                                        1550 North Main Street
2.149      2      MLML             Dynamic II                                         1129 East Parkerville Road
2.150      2      MLML             Magnolia Circle                                    7915 103rd Street
2.151      2      MLML             Twin Oaks                                          1915 West MacArthur Road
2.152      2      MLML             Washingtonville Manor                              1 East Avenue
2.153      2      MLML             Brookside Village -PA                              202 Skyline Drive
2.154      2      MLML             Westview                                           3201 West Echeta Road
2.155      2      MLML             Sunset Country                                     5000 Red Creek Springs Road
2.156      2      MLML             Westmoor                                           7901 South Council Road
2.157      2      MLML             The Towneship at Clifton                           3232 South Clifton
2.158      2      MLML             Eagle Creek                                        11300 US Highway 271
2.159      2      MLML             Mesquite Ridge                                     14222 Lasater Road
2.160      2      MLML             Oak Park Village (TX)                              550 Ruby Road
2.161      2      MLML             Plantation Estates                                 3461 Bankhead Hwy
2.162      2      MLML             Breazeale                                          2458 North 9th Street
2.163      2      MLML             Shady Hills                                        1508 Dickerson Road
2.164      2      MLML             Cimmaron Village                                   300 East Prosser Road
2.165      2      MLML             Birchwood Farms                                    8057 Birchwood Drive
2.166      2      MLML             Terrell Crossing                                   2390 West Moore Avenue
2.167      2      MLML             Pleasant Grove (CO)                                517 East Trilby Road
2.168      2      MLML             Willow Creek Estates                               900 Century Drive
2.169      2      MLML             Bluebonnet Estates                                 901 East Young Avenue
2.170      2      MLML             Connelly Terrace                                   20 Florida Street
2.171      2      MLML             Hampton Acres                                      1501 South Hampton Road
2.172      2      MLML             Meridian Sooner                                    5900 SE 48th Street
2.173      2      MLML             Mesquite Green                                     100 South Belt Line Road
2.174      2      MLML             El Lago                                            5712 Martin Street
2.175      2      MLML             Moosic Heights                                     118 1st Street
2.176      2      MLML             Golden Rule                                        2001 South MacArthur Boulevard
2.177      2      MLML             Amber Village                                      13965 Skyfrost Lane
2.178      2      MLML             Riverchase                                         4440 Tuttle Creek Boulevard
2.179      2      MLML             Hidden Hills                                       One Sequoia Drive
2.180      2      MLML             The Woodlands                                      4480 S. Meridian
2.181      2      MLML             Blue Valley                                        730 Allen Road
2.182      2      MLML             Autumn Forest                                      3700 East Sourwood Drive
2.183      2      MLML             Valley View - Ephrata                              50 Mollie Drive
2.184      2      MLML             Cowboy                                             845 Barton Road
2.185      2      MLML             Lakeside - GA                                      3291 Bankhead Hwy
2.186      2      MLML             Sunnyside                                          2901 West Ridge Pike
2.187      2      MLML             Trailmont                                          1341 Dickerson Pike
2.188      2      MLML             Timberland                                         13501 SE 29th Street
2.189      2      MLML             Denton Falls                                       6601 Grissom Road
2.190      2      MLML             Terrace                                            351 North Forest
2.191      2      MLML             Lakeside - IA                                      11325 140th Street
2.192      2      MLML             Siesta Manor                                       35 San Aymores Court
2.193      2      MLML             Sunrise Terrace                                    2305 E. 19th Street North
2.194      2      MLML             Riverside (KS)                                     420 North Street
2.195      2      MLML             Chisholm Creek                                     501 East 63rd Street N
2.196      2      MLML             Prairie Village                                    1661 West Republic
2.197      2      MLML             Willow Terrace                                     5429 Parker Henderson Road
2.198      2      MLML             Countryside (KS)                                   1000 Reservation Road
2.199      2      MLML             Highview                                           4901 South Douglas Highway
2.200      2      MLML             Green Valley Village                               2760 Robertson Road
2.201      2      MLML             Crestview - OK                                     2323 East 6th Avenue
2.202      2      MLML             Shady Lane                                         6791 Highway 2
2.203      2      MLML             Western Park                                       2575 West 6th Street
2.204      2      MLML             Brookshire Village                                 4800 West Four Ridge Road
2.205      2      MLML             Overholser Village                                 9355 Sundown Road
2.206      2      MLML             The Pines                                          9919 Hwy 78
2.207      2      MLML             Jonesboro (Atlanta Meadows)                        275 Upper Riverdale Road
2.208      2      MLML             Park Plaza                                         4317 Clemence Street
2.209      2      MLML             Belaire                                            1550 Yellowstone Avenue
2.210      2      MLML             Pine Hills                                         101 North Michigan
2.211      2      MLML             Commerce Heights                                   7701 Brighton Boulevard
2.212      2      MLML             Oak Glen                                           5909 South Wilkerson Road
2.213      2      MLML             Creekside Estates                                  301 Modene Street
2.214      2      MLML             Kimberly @ Creekside                               2402 Highway 175N
2.215      2      MLML             Harper Woods                                       2200 Harper Street
2.216      2      MLML             Brittany Place                                     1735 Northwest Lyman Road
2.217      2      MLML             Shady Creek                                        15250 Kleberg Road
2.218      2      MLML             Connie Jean                                        5570 Connie Jean Road
2.219      2      MLML             Willow Springs                                     4600 Old Blue Circle
2.220      2      MLML             Seamist                                            702 S Clarkwood Road
2.221      2      MLML             Pleasant View Estates                              6020 Fort Jenkins Lane
2.222      2      MLML             Navajo Lake Estates                                501 East 63rd Street North
2.223      2      MLML             Kopper View MHC                                    7122 West Bendixon Drive
2.224      2      MLML             Carsons                                            649 North Franklin Street
2.225      2      MLML             Rose Country Estates                               3400 NNE Loop 323
2.226      2      MLML             Redwood Village                                    1735 West 3150 South
2.227      2      MLML             Birch Meadows                                      214 Jones Road
2.228      2      MLML             Terrace II                                         350 North Forest Drive
2.229      2      MLML             Englewood Village                                  2334 McCann Avenue
2.230      2      MLML             Eastern Villa                                      402 Villa Drive
2.231      2      MLML             El Caudillo                                        4960 South Seneca
2.232      2      MLML             Chambersburg I & II                                5368 Philadelphia Avenue
2.233      2      MLML             Wheel Estates                                      5225 South Orange Blossom Trail
2.234      2      MLML             Oakwood Lake Village                               29 Oakwood Lane
2.235      2      MLML             Valley View - Ephrata II                           75 Synder Lane
2.236      2      MLML             Oak Grove                                          2716 West Delmar Avenue
2.237      2      MLML             Cedar Creek, KS                                    745 Cedar Drive
2.238      2      MLML             Oakridge / Stonegate                               800 Eastgate
2.239      2      MLML             Vogel Manor MHC                                    71 Vogel Circle
2.240      2      MLML             Hidden Oaks                                        5306 Rita Kay Lane
2.241      2      MLML             Plainview                                          3650 Harvey Place
2.242      2      MLML             Rockview Heights                                   201 Rockview Lane
2.243      2      MLML             West Cloud Commons                                 1319 West Cloud Street
2.244      2      MLML             Gallant Estates                                    4449 Burlington Road
2.245      2      MLML             Sunset Village                                     1400 Old Sivells Bend Road
2.246      2      MLML             Countryside (OK)                                   1824 South Chester
2.247      2      MLML             Chelsea                                            924 North Elmira Street
2.248      2      MLML             Gregory Courts                                     2 Erica Circle
2.249      2      MLML             El Lago II                                         5701 Martin Street
2.250      2      MLML             Glen Acres                                         500 East 50th Street South
2.251      2      MLML             Shadow Mountain                                    1601 EFM 1417
2.252      2      MLML             Pine Haven MHP                                     191 Pine Haven Circle
2.253      2      MLML             Collingwood MHP                                    358 Chambers Road
2.254      2      MLML             Mountaintop                                        37 Mountaintop Lane
2.255      2      MLML             Whispering Hills                                   905 East 3rd Avenue
2.256      2      MLML             Mulberry Heights                                   5429 Wilbarger Street
2.257      2      MLML             Zoppe's                                            2607 Highway 175N
2.258      2      MLML             Shawnee Hills                                      4420 SW 61st Street
2.259      2      MLML             Pleasant Grove (NC)                                5000 Hilltop-Needmore Road
2.260      2      MLML             Park Avenue Estates                                1400 East Kay Street
2.261      2      MLML             Monroe Valley                                      15 Old State Road
2.262      2      MLML             El Dorado                                          5600 Texoma Parkway
2.263      2      MLML             Crestview - PA                                     Wolcott Hollow Road & Route 220
2.264      2      MLML             Sherwood Acres                                     1928 East 47th Street South
2.265      2      MLML             Bush Ranch                                         3847 Quarterhorse Road
2.266      2      MLML             Glenview                                           1619 North Douglas Boulevard
2.267      2      MLML             Misty Hollow                                       910 North Oakview Drive
2.268      2      MLML             Audora                                             4625 South Seneca
2.269      2      MLML             Green Acres                                        4437 Sycamore Grove Road
2.270      2      MLML             Sunset 77                                          530 North US Highway 77
2.271      2      MLML             Hidden Acres                                       2111 Richardson Road
2.272      2      MLML             Park D'Antoine                                     779 Route 9
2.273      2      MLML             Sleepy Hollow                                      1909 South Anna
2.274      2      MLML             Sycamore Square                                    1010 West 44th Street South
  3        1      Key              Executive Hills Portfolio                          Various
 3.01      1      Key              8140 Ward Parkway                                  8100 & 8140 Ward Parkway
 3.02      1      Key              Building C                                         903 East 104th Street
 3.03      1      Key              Building D                                         10450 Holmes Road
 3.04      1      Key              6363 College Boulevard                             6363 College Boulevard
 3.05      1      Key              Building 37                                        7301 College Boulevard
 3.06      1      Key              Buildings 49 & 49A                                 4900-4950 College Boulevard
 3.07      1      Key              Building A                                         10401 Holmes Road
 3.08      1      Key              Building 54                                        5000 College Boulevard
 3.09      1      Key              El Monte Building                                  10950 El Monte
  4        1      CRF              Peninsula Beverly Hills                            9882 Santa Monica Boulevard
  5        1      MLML             U-Haul SAC 12 & 13                                 Various
 5.01      1      MLML             U-Haul Center Hayden Road                          15455 North 84th Street
 5.02      1      MLML             U-Haul Ctr Broward                                 2800 West Broward Boulevard
 5.03      1      MLML             U-Haul Ctr Covina                                  1040 North Azusa Avenue
 5.04      1      MLML             U-Haul Center Old Natl Hwy                         5390 Old National Highway
 5.05      1      MLML             U-Haul Center Of Vacaville                         1240 East Monte Vista Ave
 5.06      1      MLML             U-Haul Of Hyannis                                  594 Bearses Way
 5.07      1      MLML             U-Haul Ct Of Tigard                                11552 Sw Pacific Hwy
 5.08      1      MLML             U-Haul Ctr Of N Richland Hills                     8221 Grapevine Hwy
 5.09      1      MLML             U-Haul Ctr Tulane                                  2801 Tulane Avenue
 5.10      1      MLML             U-Haul Gause Blvd                                  1685 Gause Boulevard
 5.11      1      MLML             U-Haul Center Goldenrod                            508 North Goldenrod Road
 5.12      1      MLML             U-Haul Storage Worcester                           495 Shrewsbury Street
 5.13      1      MLML             U-Haul Mechanicsburg                               4725 Old Gettysburg
 5.14      1      MLML             U-Haul Center Grissom Road                         5420 Grissom Road
 5.15      1      MLML             U-Haul Lambert Road                                661 East Lambert Road
 5.16      1      MLML             U-Haul Ctr Savannah                                8810 Abercorn Expressway
 5.17      1      MLML             U-Haul Center I-10 West                            10220 Old Katy Road
  6        2      Key              Towers at University Town Center                   6515 Belcrest Road
  7        1      CRF              The Georgia-Alabama Retail Portfolio               Various
 7.01      1      CRF              Metro Atlanta Comm Prop 8115                       345 Pharr Road Northeast
 7.02      1      CRF              Atlanta Road Center                                1300 Atlanta Road
 7.03      1      CRF              Stone Mill Center                                  5702 Highway 20
 7.04      1      CRF              Bouldercrest & 285                                 2701 Bouldercrest Road
 7.05      1      CRF              South Peachtree Center                             4930 Peachtree Industrial Boulevard
 7.06      1      CRF              Arnold Mill Center                                 514 Arnold Mill Road
 7.07      1      CRF              Skyview Center                                     2626 Skyview Drive
 7.08      1      CRF              Six Flags Center                                   1355 Blairs Bridge Road
 7.09      1      CRF              Sylvan Property                                    890 Cleveland Road
 7.10      1      CRF              Flat Shoals Convenience Center                     4430 Flat Shoals Road
 7.11      1      CRF              South Atlanta Center                               5231 Highway 85 South
 7.12      1      CRF              Mount Zion & Highway 138                           3441 Mount Zion Road
 7.13      1      CRF              Metro Atlanta Comm Prop 8159                       3155 Camp Creek Parkway
 7.14      1      CRF              Excell In 11                                       6180 Roswell Road
 7.15      1      CRF              Hall Creek Center                                  5775 Phil Niekro Boulevard
 7.16      1      CRF              Annistown Center                                   4196 Annistown Road
 7.17      1      CRF              Lenora Center                                      4116 Lenora Church Road
 7.18      1      CRF              Burnt Hickory Center                               4095 Highway 78 (Bankhead)
 7.19      1      CRF              Elbert Center                                      118 North Oliver Street
 7.20      1      CRF              Excell In 14                                       635 Lindbergh Drive
 7.21      1      CRF              Irwin Bridge Center                                1085 Irwin Bridge Road
 7.22      1      CRF              Highway 120 Center                                 257 Buchanan Highway
 7.23      1      CRF              Wesley Chapel Center                               2650 Wesley Chapel Road
 7.24      1      CRF              Excell In 16                                       180 University Avenue
 7.25      1      CRF              Hill Street Center                                 387 Hill Street Southeast
 7.26      1      CRF              Snapfinger Center                                  5041 Snapfinger Woods Drive
 7.27      1      CRF              Excell In 05                                       5084 Old National Highway
 7.28      1      CRF              Killian Hill Center                                2100 Killian Hill Road
 7.29      1      CRF              Excell Out Town Properties                         2931 West Main Street
 7.30      1      CRF              Excell Out Town Properties                         1804 Ross Clark Circle
 7.31      1      CRF              Excell Out Town Properties                         1687 North Columbia Street
 7.32      1      CRF              Lakeridge Village Center                           1210 Highway 138
 7.33      1      CRF              Locust Grove Center                                3998 Highway 42
 7.34      1      CRF              Big A Center                                       5040 Highway 5
 7.35      1      CRF              Highway 369 Center                                 3715 Browns Bridge Road
 7.36      1      CRF              Excell In 07                                       1570 Monroe Drive
 7.37      1      CRF              Excell In 10                                       2370 Delk Road
 7.38      1      CRF              Excell In 12                                       101 Hamilton E Holmes
 7.39      1      CRF              Excell In 15                                       405 Cobb Parkway
 7.40      1      CRF              Noah's Ark                                         1725 Noah's Ark Road
 7.41      1      CRF              Crystal Creek Center                               8279 Chicago Avenue
 7.42      1      CRF              North Georgia Comm Prop 0040                       104 South Highway 400
 7.43      1      CRF              North Georgia Comm Prop 0042                       325 Peachtree Parkway
 7.44      1      CRF              North Georgia Comm Prop 0039                       1490 Riverstone Parkway
 7.45      1      CRF              North Georgia Comm Prop 0022                       1005 Canton Highway
 7.46      1      CRF              Excell In 03                                       550 Barrett Parkway
 7.47      1      CRF              Excell In 04                                       3875 North Druid Hills Road
 7.48      1      CRF              Mount Vernon                                       3649 Mt. Vernon Road
 7.49      1      CRF              North Georgia Comm Prop 0029                       6741 Bells Ferry Road
 7.50      1      CRF              Excell Out Town Properties                         601 East Jackson Street
 7.51      1      CRF              Northwest Georgia Comm Prop 8769                   6860 Battlefield Parkway
 7.52      1      CRF              Metro Atlanta Comm Prop 8165                       2145 Powers Ferry Road
 7.53      1      CRF              Excell In 09                                       507 Joseph E Lowery Boulevard
 7.54      1      CRF              Metro Atlanta Comm Prop 8102                       4308 North Peachtree Road
 7.55      1      CRF              Metro Atlanta Comm Prop 0518                       225 Clifton Street Southeast
 7.56      1      CRF              Northwest Georgia Comm Prop 8754                   597 Turner McCall Boulevard
 7.57      1      CRF              Excell In 13                                       1161 Ponce De Leon
 7.58      1      CRF              Excell In 08                                       247 Moreland Avenue
 7.59      1      CRF              Jefferson Street Center                            2671 Jefferson Street
 7.60      1      CRF              Northwest Georgia Comm Prop 0058                   2472 Highway 441 Northeast
 7.61      1      CRF              Northwest Georgia Comm Prop 0051                   7865 Adairsville Highway
 7.62      1      CRF              Northwest Georgia Comm Prop 8785                   800 North Main Street
  8        1      Key              Douglas Corporate Center I & II                    2901 & 2999 Douglas Boulevard
                  CRF              Gray Apartment Portfolio                           Various
  9        2      CRF              Park at Lakeside Apartments                        10950 Briar Forest Drive
  10       2      CRF              Evergreen Pointe Apartments                        1307 Wilcrest Drive
  11       2      CRF              Haverly Park Apartments                            4701 & 4804 Haverwood Lane
  12       2      CRF              Skyline Village MHP                                7510 Concord Boulevard
  13       1      CRF              Hilltop Plaza                                      5100-5222 Wilson Mills Road
  14       1      Key              Lincoln Town Center                                355 South Highway 65
  15       1      CRF              Pride Drive Business Center                        301-511 Pride Drive
  16       2      MLML             The Haven Apartments                               9914 Military Drive West
  17       1      Key              Hollister Business Park                            7402-7412 Hollister Avenue
  18       1      CRF              DoubleTree Grand Junction                          743 Horizon Drive
  19       2      CRF              Chandler Park Apartments Homes                     2600 Chandler Drive
  20       1      CRF              The Lumberyard Shopping Center                     701-1031 South Coast Highway 101
  21       2      CRF              Summer Crest Apartments                            75 Crestmont Way
  22       1      Key              Galena Junction                                    18100-18500 Wedge Parkway
  23       2      CRF              Crittenden Way Apartments                          249 Crittenden Way
  24       1      MLML             Capitol Shopping Center                            111 Western Avenue
  25       1      MLML             Santa Clarita Plaza                                26811-26896 Bouquet Canyon Road
  26       1      CRF              Acworth Crossing Shopping Center                   3335 Cobb Parkway NW
  27       1      Key              Sparks Mercantile                                  2805-3005 North McCarran Boulevard
  28       1      CRF              Residence Inn Carlsbad                             2000 Faraday Avenue
  29       1      MLML             CVS Distribution Facility                          500 Lansdowne Road
  30       1      MLML             Pacific Asian Plaza                                5115 Spring Mountain Road
  31       1      CRF              Austell Wal-Mart                                   1133 East West Connector
  32       1      CRF              Edgewater in Denver                                1711, 1725, 1901, 1911 & 1931
                                                                                      Sheridan Boulevard
  33       1      CRF              South Hills Plaza                                  1410-1432 Azusa Avenue
  34       2      CRF              Oakleigh Apartments                                11580 Perkins Road
  35       1      MLML             Bridgeway Tech Center I                            7025 Harbour View Boulevard
  36       1      MLML             Solita Soho Hotel                                  159 Grand Street
  37       1      CRF              Legacy Oaks at Spring Hill                         150 Du Rhu Drive
  38       1      CRF              HCP Tranche II                                     Various
38.01      1      CRF              Denton LTAC                                        2813 South Mayhill Road
38.02      1      CRF              Southlake - Baylor Family Health Center            731 East Southlake Boulevard
  39       1      CRF              Gladstone  WI, NC, MO                              Various
39.01      1      CRF              Raabe Co                                           N92W14701 Anthony Avenue
39.02      1      CRF              Elster Electricity                                 208 South Rogers Lane
39.03      1      CRF              Workflow Mgmt                                      5656 Campus Parkway
  40       1      Key              Perceptive Software Building                       22701 West 68th Terrace
  41       1      Key              Raymour and Flanigan Showroom                      2005 Broadhollow Road
  42       2      CRF              Stonebridge Apartments                             6512 Bridge Crossing Drive
  43       1      CRF              Southridge Plaza                                   502 West William Cannon Drive
  44       1      CRF              Celebration at Six Forks                           7339 Six Forks Road
  45       2      CRF              Chadron Avenue Apartments                          14030 & 14100 Chadron Avenue
  46       1      CRF              Alexander Village at Brier Creek                   2121 Alexander Drive
  47       1      CRF              Hilton Garden Inn - Columbus                       3232 Olentangy River Road
  48       1      CRF              Portland Harbor Hotel                              468 Fore Street
  49       1      CRF              Mapleridge Shopping Center                         2501-2515 White Bear Avenue
  50       1      MLML             Elston & Webster Building                          2201-2219 North Elston Avenue
  51       1      MLML             Lancaster Courtyard by Marriott                    1931 Hospitality Drive
  52       2      CRF              201 Westmoreland Lofts                             201 North Westmoreland Avenue
  53       1      CRF              Mody Portfolio                                     Various
53.01      1      CRF              16000 Southwest Freeway                            16000 Southwest Freeway
53.02      1      CRF              1520 W Bay Area Boulevard                          1520 West Bay Area Boulevard
53.03      1      CRF              4245 South Cooper                                  4245 South Cooper
53.04      1      CRF              7927 FM 1960                                       7927 FM 1960
53.05      1      CRF              6808 Hornwood Dr                                   6808 Hornwood Drive
  54       1      CRF              Interlochen Village                                5270 Peachtree Parkway
  55       2      CRF              Plaza Apartments                                   3780 University Club Boulevard
  56       2      CRF              PKL Multifamily Portfolio                          Various
56.01      2      CRF              Heritage Park Apartments                           1065-1078 Heritage Park Drive
56.02      2      CRF              North Road Townhomes                               675-709 North Road
56.03      2      CRF              Countryshire Townhomes                             44-83 Windway Circle
56.04      2      CRF              Crystal Commons                                    10-72 Crystal Commons Drive
56.05      2      CRF              Heritage Park Townhomes                            1030-1057 Heritage Park Drive
  57       2      CRF              Eagles Landing Apartments                          11700 Fuqua Street
  58       1      CRF              Calabasas Self Storage                             4200 Shadow Hills Road
  59       1      Key              Corsica Square                                     Southwest 152nd Street & Southwest
                                                                                      157th Avenue
  60       1      MLML             Federal Way Crossings II                           SWC South 348 Street & SR 161
  61       1      MLML             Casino Self Storage - Moorpark                     875 West Los Angeles Avenue
  62       1      MLML             El Pueblito Shopping Center                        706 Grayson Highway
  63       1      MLML             Bennett's Creek Crossing                           3575 Bridge Road
  64       1      Key              Independence Park Drive MOB I & III                9900 & 9930 Independence Park Drive
  65       1      CRF              Deer Valley Square                                 3416, 3426, 3428, 3436, 3448 and 3450
                                                                                      Deer Valley Road
  66       2      CRF              Sterling MHP                                       7 Bridge Boulevard
  67       1      CRF              Harris Industrial                                  45,47, & 51 Northwestern Drive and 52 & 56
                                                                                      Kendall Pond Road
  68       2      CRF              Edge Lake Apartments                               3010 NASA Road 1
  69       1      CRF              Holiday Inn Buffalo Niagra International Airport   4600 Genesee Street
  70       2      CRF              Brooklyn Apartments                                1001 East Jeffrey Street
  71       1      Key              ShopKo Sandy, UT                                   2165 East 9400 South
  72       1      Key              Oxnard Self Storage                                2585 West 5th Avenue
  73       1      CRF              Bank of Everett Tower                              2722 Colby Avenue
  74       1      Key              ShopKo Boise, ID                                   8105 West Fairview Avenue
  75       2      CRF              Airway MHP                                         9001 South Cicero Avenue
  76       1      MLML             198 & 200 Main Street                              198 & 200 Main Street
  77       1      CRF              Storage 2000 - Stafford                            521 Garrisonville Road
  78       1      CRF              Douglasville Day Center                            2750 Chapel Hill Road
  79       1      CRF              Walgreens - Tarzana                                18568 Ventura Boulevard
  80       1      CRF              Bandera Trails Center                              11868 Bandera Road
  81       2      CRF              Bennington Woods Apartments                        200 Spartacus Court
  82       1      Key              Panevino Italian Restaurant & Delicatessen         246 Via Antonio Avenue
  83       1      CRF              Madison Self Storage Brookhaven                    4775 Peachtree Road
  84       1      CRF              Storage 2000 - Spotsylvania                        4720 Business Drive
  85       2      Key              Cumberland Green Apartments                        26 North Ladow Avenue
  86       1      CRF              Cotter Voss Building                               2323 South Voss Road
  87       2      CRF              Sevilla Apartments                                 1501 Holleman Drive
  88       2      CRF              Pine Court Apartments III                          717-725 West Cary Street
  89       1      CRF              Mooresville Town Square                            279-287 Williamson Rd.
  90       1      CRF              Piano Works Building                               333 and 349 West Commercial Street
  91       1      CRF              Raleigh Eastgate Shopping Center                   4011 Wake Forest Road
  92       2      Key              Kingswood Apartments                               3400 Joyce Lane
  93       1      CRF              JoAnn's Center                                     7225 & 7255 East Broadway Boulevard
  94       1      CRF              Staybridge Suites - Brownsville                    2900 Pablo Kisel Boulevard
  95       1      CRF              Grandview Plaza                                    5802-5858 West Camelback Road
  96       1      CRF              Walgreens - Folsom                                 1100 Riley Street
  97       1      Key              Luxe at Mayfield Apartments                        11649 Mayfield Avenue
  98       1      Key              Blue Family Holdings                               654-658 Discovery Drive and 2806 South
                                                                                      Memorial Parkway
  99       2      Key              Timbercreek Apartments                             501 Camelot Drive
 100       1      CRF              HK Systems                                         265 South 5200 West
 101       1      CRF              Pomona Shopping Center                             2218 - 2298 South Garey Avenue
 102       2      CRF              1570 Oak Avenue                                    1570 Oak Avenue
 103       2      CRF              Regency Apartments - Carson City                   3401 Airport Road
 104       1      CRF              Sequoia Plaza Simi Valley                          1960-1980 Sequoia Avenue
 105       2      CRF              Turtle Cove Apartments                             1600 North 9th Street
 106       1      CRF              CitiCentre Office Building                         290 Northwest 165th Street
 107       1      CRF              School Street Retail                               398 Highway 51 North
 108       1      CRF              221 North Brand Boulevard                          221 North Brand Boulevard
 109       1      CRF              535 N. Wilmot                                      535 North Wilmot Road
 110       2      CRF              Emerick Manor Apartments                           4671-4681 Country Lane
 111       1      CRF              Best Buy                                           2101 West 41st Street
 112       1      CRF              Main Street Retail                                 Various
112.01     1      CRF              2802 Main Street Retail                            2802 - 08 Main Street
112.02     1      CRF              11732 Pico Blvd.                                   11732 West Pico Boulevard
112.03     1      CRF              2522 Main Street Retail                            2522 Main Street
 113       1      CRF              925 Broadbeck Drive                                925 Broadbeck Drive
 114       1      Key              A Alpha Mini Storage                               4757 South Cobb Drive Southeast
 115       2      CRF              Hunter's Ridge Apts                                301 Panorama Boulevard
 116       1      CRF              Fairfield Inn Charlotte                            7920 Arrowridge Boulevard
 117       1      CRF              PKL Commercial Portfolio                           Various
117.01     1      CRF              Crystal Commons Office                             2735-2775 Buffalo Road
117.02     1      CRF              1901 Lac Deville Boulevard                         1901 Lac DeVille Boulevard
117.03     1      CRF              2101 Lac Deville Boulevard                         2101 Lac DeVille Boulevard
117.04     1      CRF              789 Linden Avenue                                  789 Linden Avenue
 118       1      Key              AEgis and Madison                                  631 Discovery Drive Northwest and 401
                                                                                      Wynn Drive Northwest
 119       1      CRF              Whitemarsh Center                                  111 Jazie Drive & 107 Charlotte Road
 120       1      CRF              Ives Dairy Warehouse                               20198-20268 Northeast 15th Court
 121       1      CRF              Carson Street Retail                               12221 Carson Street
 122       1      CRF              Kerr Drug - Durham                                 1812 Holloway Street
 123       1      CRF              Moana Lane Retail                                  500 East Moana Lane
 124       1      CRF              Kerr Drug - Hillsborough                           200 US Highway 70 East
 125       1      MLML             Walgreens Stephens City                            701 Fairfax Pike
 126       1      MLML             CVS West Hempstead                                 814 Hempstead Avenue
 127       1      MLML             3300 West Sixth Street                             3300 West Sixth Street
 128       1      CRF              Anderson Marketplace                               5020 Rhonda Road
 129       1      CRF              7201 South Figueroa St. Retail                     7201 South Figueroa Street
 130       1      Key              Deer Creek Woods Buildings 4S and 7S               7100 West 135th Street and 13400
                                                                                      Metcalf Avenue
 131       1      CRF              Security Storage - North MacArthur                 12520 North MacArthur
 132       1      CRF              Storage 2000 - Cayce                               540 Knox Abbott Drive
 133       1      MLML             Creekstone Village Shopping Center                 70380 Highway 21
 134       1      CRF              Canyon Plaza                                       1910 Mission Avenue
 135       1      CRF              Shops at Vista del Bosque                          9780 Coors Boulevard NW
 136       1      CRF              Turner Plaza                                       10060-10080 Arrow Route
 137       1      CRF              Dorothy St Apts                                    11908 Dorothy Street
 138       1      CRF              2247 North Milwaukee                               2247 North Milwaukee
 139       1      Key              Las Vegas Watersports                              615 West Lake Mead Parkway
 140       1      Key              Alton Professional Center                          6885 & 6865 Alton Parkway
 141       1      CRF              Walgreens - Long Beach                             600 Long Beach Boulevard
 142       1      CRF              1610 Montana Ave Retail                            1610 Montana Avenue
 143       1      CRF              Bissonnet Retail Center                            9315 Highway 6 South
 144       1      Key              Auto Zone and Buckner Strip                        1315 South Buckner Boulevard
 145       1      CRF              Lakepointe Office                                  11614 Bee Caves Road
 146       1      Key              Paramount Self Storage                             8160 East Rosecrans Avenue
 147       1      CRF              7401 Bush Lake Road                                7401 Bush Lake Road
 148       2      Key              Woodview Apartments                                940 North Providence Road
 149       1      CRF              FedEx Moline                                       4920 41st Street Court
 150       1      CRF              Security Storage - Edmond                          1000 North Santa Fe
 151       2      CRF              Orizaba Avenue Apartments                          6635 Orizaba Avenue
 152       2      CRF              1544 Placentia Ave. Apts.                          1544 Placentia Avenue
 153       1      Key              McCormick Place                                    23250-23300 Lorain Road
 154       1      CRF              The Pointe at Epps Bridge                          1880 Epps Bridge Parkway
 155       1      CRF              Shops at Airport Freeway                           2605 West Airport Freeway
 156       1      CRF              Encino Retail                                      15826 Ventura Boulevard
 157       1      Key              St. Stephens Square Shopping Center                2306 Saint Stephens Road
 158       1      CRF              Security Storage -South Penn                       9110 South Pennsylvania
 159       2      CRF              South Land Park Apts                               7198 South Land Park Drive
 160       2      CRF              586 Hart St.                                       586 Hart Street and 614 West 138th Street
 161       1      CRF              7111 & 7119 Indiana Ave.                           7111 & 7119 Indiana Avenue
 162       1      Key              Woodruff Gallery                                   1178 Woodruff Road
 163       1      CRF              Security Storage - Norman                          1606 24th Avenue South West
 164       1      CRF              2400 Bissonnet                                     2302-2314 Bissonnet
 165       2      CRF              Blackstone 222                                     222 Summit Avenue
 166       1      CRF              Security Storage - Memorial @ Santa Fe             13601 North Santa Fe Avenue
 167       1      CRF              Security Storage - North Penn                      12118 North Pennsylvania Avenue
 168       1      CRF              Townsgate Shopping Center                          1438 East Los Angeles Avenue
 169       1      CRF              Providence Plaza Retail                            26615 Highway 380 East
 170       1      CRF              Silverado Ranch Retail                             9771 South Eastern Avenue
 171       2      CRF              Swansonian Apartments                              1017 East Harrison Street
 172       1      CRF              Pinnacle Park Plaza                                4390 Dallas Fort Worth Turnpike
 173       1      CRF              1515 Walsh Ave Industrial                          1515 - 1525 Walsh Avenue
 174       1      CRF              Riverdale Retail                                   985 West Riverdale Road
 175       1      CRF              Sigmon Commons Retail                              5225 Sigmon Road
 176       1      CRF              Lowes Ground Lease                                 1202 North Berkeley Boulevard
 177       1      CRF              Cobblestone Square                                 1025 East Ray Road
 178       1      CRF              Kimmel Shoppes                                     632 Kimmel Road
 179       1      CRF              PetCo - Modesto                                    2021 Evergreen Avenue
 180       2      CRF              Skyridge MHP                                       13216 Northeast 59th Street
 181       1      CRF              Boca Raton Athletic Club Plaza                     1449 Yamato Road
 182       1      CRF              Commerce Park Center                               10080 Commerce Park Drive
 183       1      CRF              Apublix Self Storage                               5100 South Sooner Road
 184       1      CRF              Winder Georgia Retail                              108 East May Street
 185       2      CRF              Clifton Mobile Manor                               375 Oak Avenue
 186       1      Key              Lake Sahara Office Building                        8687 West Sahara Avenue
 187       1      CRF              Jewel Plaza                                        1030 South Main Street
 188       1      CRF              Midtown Phoenix Shopping Center                    635 East Indian School Road
 189       1      CRF              6620 Somerset Blvd Retail                          6620 Somerset Boulevard
 190       2      CRF              El Camba MCH                                       1841 George Jenkins Boulevard
 191       1      CRF              Action Apartments                                  920 NE 63rd Street
 192       1      CRF              Trenton Crossroads                                 2100 West Trenton Road
 193       2      CRF              Saticoy Street Apartments                          14615 Saticoy Street
 194       1      CRF              420 Lake Cook Rd Office                            420 Lake Cook Road
 195       1      CRF              Machesney Park                                     1570-1578 West Lane Road
 196       1      CRF              Keller Parkway Office                              1850 & 1854 Keller Parkway
 197       2      CRF              Marengo Apartments                                 460 North Marengo Avenue
 198       2      CRF              360 Franklin Ave.                                  360 Franklin Avenue
 199       1      CRF              1400 Edgewater Apartments                          1400 West Edgewater Avenue
 200       1      CRF              Wilson Plaza Conroe                                3301 West Davis Street
 201       2      CRF              Twin Oaks                                          5263 15th Avenue NE
 202       1      CRF              Wallace Medical Office                             341 Wallace Road
 203       2      CRF              Bear Creek Villas                                  7930-7976 170th Place Northeast
 204       1      CRF              State Farm Building                                16911 Highway 99
 205       1      CRF              Gateway Office Plaza                               1801 West White Oak Terrace
 206       1      CRF              Crossover Mini Storage                             1757 Crossover Road
 207       1      CRF              Packwood Creek Inline Retail                       4212 South Mooney Boulevard
 208       1      CRF              Northbrooke Business Park                          4305 North Rancho Road
 209       2      CRF              Red Curb - 1558 & 1643 206th                       1558 West 206th Street
 210       2      CRF              1607 Greenfield Apts                               1607 Greenfield Avenue
 211       1      CRF              2517 Santa Fe Industrial                           2517 South Santa Fe Avenue
 212       1      CRF              Alamitos Plaza                                     1012 Alamitos Avenue
 213       2      CRF              174 Russell Street                                 174 Russell Street
 214       2      CRF              Red Curb - 1527 204th                              1527 204th Street
 215       2      CRF              Red Curb - 219th                                   1639 West 219th Street
 216       2      CRF              Batavia Apartments                                 302 North Batavia Street
 217       2      CRF              Red Curb - 1531 204th                              1531 204th Street
 218       2      CRF              1605 West Torrance Boulevard                       1605 West Torrance Boulevard

                                                                               NUMBER OF         PROPERTY              PROPERTY
LOAN #            CITY           STATE        ZIP CODE           COUNTY        PROPERTIES          TYPE                SUBTYPE
------------------------------------------------------------------------------------------------------------------------------------

   1     Various                Various       Various       Various                73      Multifamily            Garden
 1.01    Miami                     FL          33169        Miami-Dade             1       Multifamily            Garden
 1.02    Miami                     FL          33193        Miami-Dade             1       Multifamily            Garden
 1.03    Jupiter                   FL          33458        Palm Beach             1       Multifamily            Garden
 1.04    Hialeah                   FL          33015        Miami-Dade             1       Multifamily            Garden
 1.05    Cutler Bay                FL          33190        Miami-Dade             1       Multifamily            Garden
 1.06    Decatur                   GA          30032        DeKalb                 1       Multifamily            Garden
 1.07    Indianapolis              IN          46260        Marion                 1       Multifamily            Garden
 1.08    Jacksonville              FL          32244        Duval                  1       Multifamily            Garden
 1.09    Stuart                    FL          34994        Martin                 1       Multifamily            Garden
 1.10    Sarasota                  FL          34243        Manatee                1       Multifamily            Garden
 1.11    Jacksonville              FL          32246        Duval                  1       Multifamily            Garden
 1.12    Elkhart                   IN          46517        Elkhart                1       Multifamily            Garden
 1.13    West Palm Beach           FL          33415        Palm Beach             1       Multifamily            Garden
 1.14    Douglasville              GA          30135        Douglas                1       Multifamily            Garden
 1.15    Decatur                   GA          30035        DeKalb                 1       Multifamily            Garden
 1.16    Greenwood                 IN          46143        Johnson                1       Multifamily            Garden
 1.17    Circleville               OH          43113        Pickaway               1       Multifamily            Garden
 1.18    Coraopolis                PA          15108        Allegheny              1       Multifamily            Garden
 1.19    Lexington                 KY          40509        Fayette                1       Multifamily            Garden
 1.20    Cartersville              GA          30120        Bartow                 1       Multifamily            Garden
 1.21    Palm Springs              FL          33406        Palm Beach             1       Multifamily            Garden
 1.22    Indianapolis              IN          46237        Marion                 1       Multifamily            Garden
 1.23    Gahanna                   OH          43230        Franklin               1       Multifamily            Garden
 1.24    Columbus                  OH          43221        Franklin               1       Multifamily            Garden
 1.25    Pickerington              OH          43147        Fairfield              1       Multifamily            Garden
 1.26    Dayton                    OH          45424        Montgomery             1       Multifamily            Garden
 1.27    Westland                  MI          48186        Wayne                  1       Multifamily            Garden
 1.28    Fort Myers                FL          33908        Lee                    1       Multifamily            Garden
 1.29    Indianapolis              IN          46229        Marion                 1       Multifamily            Garden
 1.30    Wexford                   PA          15090        Allegheny              1       Multifamily            Garden
 1.31    Fort Myers                FL          33919        Lee                    1       Multifamily            Garden
 1.32    Fort Myers                FL          33903        Lee                    1       Multifamily            Garden
 1.33    Wooster                   OH          44691        Wayne                  1       Multifamily            Garden
 1.34    Bridgeville               PA          15017        Allegheny              1       Multifamily            Garden
 1.35    Jacksonville              FL          32225        Duval                  1       Multifamily            Garden
 1.36    Spartanburg               SC          29301        Spartanburg            1       Multifamily            Garden
 1.37    Stone Mountain            GA          30083        DeKalb                 1       Multifamily            Garden
 1.38    Milton                    FL          32570        Santa Rosa             1       Multifamily            Garden
 1.39    Crestview                 FL          32539        Okaloosa               1       Multifamily            Garden
 1.40    Thomasville               GA          31792        Thomas                 1       Multifamily            Garden
 1.41    Cincinnati                OH          45255        Clermont               1       Multifamily            Garden
 1.42    Louisville                KY          40218        Jefferson              1       Multifamily            Garden
 1.43    Dayton                    OH          45415        Montgomery             1       Multifamily            Garden
 1.44    Columbus                  OH          43204        Franklin               1       Multifamily            Garden
 1.45    Augusta                   GA          30909        Richmond               1       Multifamily            Garden
 1.46    Eustis                    FL          32726        Lake                   1       Multifamily            Garden
 1.47    Panama City               FL          32404        Bay                    1       Multifamily            Garden
 1.48    Warner Robins             GA          31093        Houston                1       Multifamily            Garden
 1.49    Conyers                   GA          30013        Rockdale               1       Multifamily            Garden
 1.50    Ft. Oglethorpe            GA          30742        Catoosa                1       Multifamily            Garden
 1.51    Franklin                  OH          45005        Warren                 1       Multifamily            Garden
 1.52    Savannah                  GA          31406        Chatham                1       Multifamily            Garden
 1.53    Anderson                  SC          29621        Anderson               1       Multifamily            Garden
 1.54    Evansville                IN          47715        Vanderburgh            1       Multifamily            Garden
 1.55    Columbus                  OH          43204        Franklin               1       Multifamily            Garden
 1.56    Mansfield                 OH          44906        Richland               1       Multifamily            Garden
 1.57    Ocala                     FL          34470        Marion                 1       Multifamily            Garden
 1.58    Bowling Green             OH          43402        Wood                   1       Multifamily            Garden
 1.59    Waycross                  GA          31501        Ware                   1       Multifamily            Garden
 1.60    Dayton                    OH          45424        Montgomery             1       Multifamily            Garden
 1.61    Athens                    GA          30605        Clarke                 1       Multifamily            Garden
 1.62    Lexington                 KY          40517        Fayette                1       Multifamily            Garden
 1.63    Cuyahoga Falls            OH          44221        Summit                 1       Multifamily            Garden
 1.64    Hilliard                  OH          43026        Franklin               1       Multifamily            Garden
 1.65    Shelbyville               KY          40065        Shelby                 1       Multifamily            Garden
 1.66    Madisonville              KY          42431        Hopkins                1       Multifamily            Garden
 1.67    Michigan City             IN          46360        La Porte               1       Multifamily            Garden
 1.68    Americus                  GA          31709        Sumter                 1       Multifamily            Garden
 1.69    Evansville                IN          47715        Vanderburgh            1       Multifamily            Garden
 1.70    Belleview                 FL          34420        Marion                 1       Multifamily            Garden
 1.71    Lebanon                   IN          46052        Boone                  1       Multifamily            Garden
 1.72    Englewood                 OH          45322        Montgomery             1       Multifamily            Garden
 1.73    Tipton                    IN          46072        Tipton                 1       Multifamily            Garden
   2     Various                Various       Various       Various               274      Manufactured Housing   Mobile Home Park
   2
   2
 2.001   Jacksonville              FL          32250        Duval                  1       Manufactured Housing   Mobile Home Park
 2.002   Orlando                   FL          32825        Orange                 1       Manufactured Housing   Mobile Home Park
 2.003   Jacksonville              FL          32246        Duval                  1       Manufactured Housing   Mobile Home Park
 2.004   Davie                     FL          33325        Broward                1       Manufactured Housing   Mobile Home Park
 2.005   Kissimmee                 FL          34746        Osceola                1       Manufactured Housing   Mobile Home Park
 2.006   Jonesboro                 GA          30238        Clayton                1       Manufactured Housing   Mobile Home Park
 2.007   North Salt Lake           UT          84054        Davis                  1       Manufactured Housing   Mobile Home Park
 2.008   Henderson                 CO          80640        Adams                  1       Manufactured Housing   Mobile Home Park
 2.009   Fort Collins              CO          80528        Larimer                1       Manufactured Housing   Mobile Home Park
 2.010   Marietta                  GA          30064        Cobb                   1       Manufactured Housing   Mobile Home Park
 2.011   Apopka                    FL          32703        Orange                 1       Manufactured Housing   Mobile Home Park
 2.012   Salt Lake City            UT          84117        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.013   Acworth                   GA          30102        Cherokee               1       Manufactured Housing   Mobile Home Park
 2.014   Naples                    FL          34104        Collier                1       Manufactured Housing   Mobile Home Park
 2.015   Aurora                    CO          80011        Arapahoe               1       Manufactured Housing   Mobile Home Park
 2.016   Fairburn                  GA          30213        Fayette                1       Manufactured Housing   Mobile Home Park
 2.017   Sandy                     UT          84070        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.018   Stone Mountain            GA          30087        Gwinnett               1       Manufactured Housing   Mobile Home Park
 2.019   Liverpool                 NY          13090        Onondaga               1       Manufactured Housing   Mobile Home Park
 2.020   Lewisville                TX          75057        Denton                 1       Manufactured Housing   Mobile Home Park
 2.021   West Valley City          UT          84119        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.022   Riverdale                 GA          30296        Clayton                1       Manufactured Housing   Mobile Home Park
 2.023   Raleigh                   NC          27616        Wake                   1       Manufactured Housing   Mobile Home Park
 2.024   Bloomingburg              NY          12721        Sullivan               1       Manufactured Housing   Mobile Home Park
 2.025   Summerville               SC          29483        Berkeley               1       Manufactured Housing   Mobile Home Park
 2.026   North Charleston          SC          29420        Dorchester             1       Manufactured Housing   Mobile Home Park
 2.027   Thornton                  CO          80229        Adams                  1       Manufactured Housing   Mobile Home Park
 2.028   Golden                    CO          80401        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.029   Mableton                  GA          30126        Cobb                   1       Manufactured Housing   Mobile Home Park
 2.030   Raleigh                   NC          27603        Wake                   1       Manufactured Housing   Mobile Home Park
 2.031   West Jordan               UT          84088        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.032   Greeley                   CO          80631        Weld                   1       Manufactured Housing   Mobile Home Park
 2.033   Flint                     MI          48507        Genesee                1       Manufactured Housing   Mobile Home Park
 2.034   Belton                    MO          64012        Cass                   1       Manufactured Housing   Mobile Home Park
 2.035   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.036   Grand Forks               ND          58201        Grand Forks            1       Manufactured Housing   Mobile Home Park
 2.037   Las Cruces                NM          88001        Dona Ana               1       Manufactured Housing   Mobile Home Park
 2.038   Kennesaw                  GA          30152        Cobb                   1       Manufactured Housing   Mobile Home Park
 2.039   Layton                    UT          84041        Davis                  1       Manufactured Housing   Mobile Home Park
 2.040   Greensboro                NC          27405        Guilford               1       Manufactured Housing   Mobile Home Park
 2.041   Goshen                    IN          46528        Elkhart                1       Manufactured Housing   Mobile Home Park
 2.042   Gainesville               FL          32608        Alachua                1       Manufactured Housing   Mobile Home Park
 2.043   Corpus Christi            TX          78415        Nueces                 1       Manufactured Housing   Mobile Home Park
 2.044   Sioux City                IA          51108        Woodbury               1       Manufactured Housing   Mobile Home Park
 2.045   Jacksonville              FL          32244        Duval                  1       Manufactured Housing   Mobile Home Park
 2.046   West Valley City          UT          84119        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.047   Lawrence                  KS          66046        Douglas                1       Manufactured Housing   Mobile Home Park
 2.048   Denton                    TX          76207        Denton                 1       Manufactured Housing   Mobile Home Park
 2.049   Moline                    IL          61265        Rock Island            1       Manufactured Housing   Mobile Home Park
 2.050   Douglasville              GA          30134        Douglas                1       Manufactured Housing   Mobile Home Park
 2.051   Riverdale                 UT          84405        Weber                  1       Manufactured Housing   Mobile Home Park
 2.052   Lawrenceville             GA          30043        Gwinnett               1       Manufactured Housing   Mobile Home Park
 2.053   Snellville                GA          30039        Gwinnett               1       Manufactured Housing   Mobile Home Park
 2.054   Marion                    IA          52302        Linn                   1       Manufactured Housing   Mobile Home Park
 2.055   Danboro                   PA          18810        Bucks                  1       Manufactured Housing   Mobile Home Park
 2.056   Manhattan                 KS          66502        Riley                  1       Manufactured Housing   Mobile Home Park
 2.057   Pleasant View             UT          84404        Weber                  1       Manufactured Housing   Mobile Home Park
 2.058   Fort Worth                TX          76120        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.059   Greeley                   CO          80631        Weld                   1       Manufactured Housing   Mobile Home Park
 2.060   Lake Wales                FL          33859        Polk                   1       Manufactured Housing   Mobile Home Park
 2.061   Oklahoma City             OK          73135        Cleveland              1       Manufactured Housing   Mobile Home Park
 2.062   Altoona                   IA          50009        Polk                   1       Manufactured Housing   Mobile Home Park
 2.063   Magna                     UT          84044        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.064   Nanuet                    NY          10954        Rockland               1       Manufactured Housing   Mobile Home Park
 2.065   Arlington                 TX          76001        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.066   Pontoon Beach             IL          62040        Madison                1       Manufactured Housing   Mobile Home Park
 2.067   Clearfield                UT          84015        Davis                  1       Manufactured Housing   Mobile Home Park
 2.068   Raleigh                   NC          27604        Wake                   1       Manufactured Housing   Mobile Home Park
 2.069   Goshen                    IN          46528        Elkhart                1       Manufactured Housing   Mobile Home Park
 2.070   Arvada                    CO          80002        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.071   Lewisville                TX          75056        Denton                 1       Manufactured Housing   Mobile Home Park
 2.072   Elkhart                   IN          46516        Elkhart                1       Manufactured Housing   Mobile Home Park
 2.073   Ogden                     UT          84404        Webber                 1       Manufactured Housing   Mobile Home Park
 2.074   Kansas City               KS          66111        Wyandotte              1       Manufactured Housing   Mobile Home Park
 2.075   South Sioux City          NE          68776        Dakota                 1       Manufactured Housing   Mobile Home Park
 2.076   West Jordan               UT          84088        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.077   Lewisville                TX          75056        Denton                 1       Manufactured Housing   Mobile Home Park
 2.078   Waterloo                  IA          50701        Black Hawk             1       Manufactured Housing   Mobile Home Park
 2.079   Fayetteville              GA          30214        Fayette                1       Manufactured Housing   Mobile Home Park
 2.080   Taylor                    PA          18517        Lackawanna             1       Manufactured Housing   Mobile Home Park
 2.081   Arlington                 TX          76012        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.082   Los Alamos                NM          87544        Los Alamos             1       Manufactured Housing   Mobile Home Park
 2.083   Elkhart                   IN          46517        Elkhart                1       Manufactured Housing   Mobile Home Park
 2.084   Fayetteville              GA          30214        Fayette                1       Manufactured Housing   Mobile Home Park
 2.085   Plano                     TX          75074        Collin                 1       Manufactured Housing   Mobile Home Park
 2.086   Elkhart                   IN          46514        Elkhart                1       Manufactured Housing   Mobile Home Park
 2.087   Las Cruces                NM          88005        Dona Ana               1       Manufactured Housing   Mobile Home Park
 2.088   Crowley                   TX          76036        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.089   Des Moines                IA          50320        Polk                   1       Manufactured Housing   Mobile Home Park
 2.090   Topeka                    KS          66609        Shawnee                1       Manufactured Housing   Mobile Home Park
 2.091   Seagoville                TX          75159        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.092   Gillette                  WY          82716        Campbell               1       Manufactured Housing   Mobile Home Park
 2.093   Ogden                     UT          84404        Weber                  1       Manufactured Housing   Mobile Home Park
 2.094   Davenport                 IA          52804        Scott                  1       Manufactured Housing   Mobile Home Park
 2.095   Dubuque                   IA          52001        Dubuque                1       Manufactured Housing   Mobile Home Park
 2.096   Port Byron                IL          61275        Rock Island            1       Manufactured Housing   Mobile Home Park
 2.097   Queensbury                NY          12804        Warren                 1       Manufactured Housing   Mobile Home Park
 2.098   Hutchins                  TX          75141        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.099   Arvada                    CO          80002        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.100   Port Jervis               NY          12771        Orange                 1       Manufactured Housing   Mobile Home Park
 2.101   Greeley                   CO          80631        Weld                   1       Manufactured Housing   Mobile Home Park
 2.102   Davenport                 IA          52806        Scott                  1       Manufactured Housing   Mobile Home Park
 2.103   Pompano Beach             FL          33064        Broward                1       Manufactured Housing   Mobile Home Park
 2.104   Kansas City               MO          64156        Clay                   1       Manufactured Housing   Mobile Home Park
 2.105   Des Moines                IA          50320        Polk                   1       Manufactured Housing   Mobile Home Park
 2.106   Tooele                    UT          84074        Tooele                 1       Manufactured Housing   Mobile Home Park
 2.107   Alton                     IL          62002        Madison                1       Manufactured Housing   Mobile Home Park
 2.108   Corpus Christi            TX          78417        Nueces                 1       Manufactured Housing   Mobile Home Park
 2.109   Coppell                   TX          75019        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.110   Topeka                    KS          66608        Shawnee                1       Manufactured Housing   Mobile Home Park
 2.111   Pueblo                    CO          81001        Pueblo                 1       Manufactured Housing   Mobile Home Park
 2.112   Sioux City                IA          51105        Woodbury               1       Manufactured Housing   Mobile Home Park
 2.113   West Valley City          UT          84128        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.114   Gainesville               FL          32653        Alachua                1       Manufactured Housing   Mobile Home Park
 2.115   Davenport                 IA          52806        Scott                  1       Manufactured Housing   Mobile Home Park
 2.116   Honey Brook               PA          19344        Chester                1       Manufactured Housing   Mobile Home Park
 2.117   Greensboro                NC          27406        Guilford               1       Manufactured Housing   Mobile Home Park
 2.118   Columbia                  TN          38401        Maury                  1       Manufactured Housing   Mobile Home Park
 2.119   Denver                    CO          80221        Adams                  1       Manufactured Housing   Mobile Home Park
 2.120   Orlando                   FL          32822        Orange                 1       Manufactured Housing   Mobile Home Park
 2.121   El Paso                   TX          79928        El Paso                1       Manufactured Housing   Mobile Home Park
 2.122   Loveland                  CO          80538        Larimer                1       Manufactured Housing   Mobile Home Park
 2.123   Keller                    TX          76248        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.124   Tyler                     TX          75703        Smith                  1       Manufactured Housing   Mobile Home Park
 2.125   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.126   Jacksonville              FL          32210        Duval                  1       Manufactured Housing   Mobile Home Park
 2.127   Winter Haven              FL          33881        Polk                   1       Manufactured Housing   Mobile Home Park
 2.128   Pueblo                    CO          81005        Pueblo                 1       Manufactured Housing   Mobile Home Park
 2.129   Huntsville                TX          77340        Walker                 1       Manufactured Housing   Mobile Home Park
 2.130   Flint                     MI          48507        Genesee                1       Manufactured Housing   Mobile Home Park
 2.131   O'Fallon                  IL          62269        Saint Clair            1       Manufactured Housing   Mobile Home Park
 2.132   DeSoto                    TX          75115        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.133   Cheyenne                  WY          82007        Laramie                1       Manufactured Housing   Mobile Home Park
 2.134   Orlando                   FL          32809        Orange                 1       Manufactured Housing   Mobile Home Park
 2.135   Springdale                AR          72764        Washington             1       Manufactured Housing   Mobile Home Park
 2.136   Somerset                  PA          15501        Somerset               1       Manufactured Housing   Mobile Home Park
 2.137   Royse City                TX          75189        Rockwall               1       Manufactured Housing   Mobile Home Park
 2.138   Oklahoma City             OK          73127        Canadian               1       Manufactured Housing   Mobile Home Park
 2.139   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.140   Cedar Rapids              IA          52404        Linn                   1       Manufactured Housing   Mobile Home Park
 2.141   Schuylkill Haven          PA          17972        Schuylkill             1       Manufactured Housing   Mobile Home Park
 2.142   Imperial                  MO          63052        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.143   Greensburg                PA          15601        Westmoreland           1       Manufactured Housing   Mobile Home Park
 2.144   Wendell                   NC          27591        Wake                   1       Manufactured Housing   Mobile Home Park
 2.145   Aledo                     TX          76008        Parker                 1       Manufactured Housing   Mobile Home Park
 2.146   Grand Forks               ND          58201        Grand Forks            1       Manufactured Housing   Mobile Home Park
 2.147   Greensboro                NC          27405        Guilford               1       Manufactured Housing   Mobile Home Park
 2.148   Mansfield                 TX          76063        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.149   DeSoto                    TX          75115        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.150   Jacksonville              FL          32210        Duval                  1       Manufactured Housing   Mobile Home Park
 2.151   Wichita                   KS          67217        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.152   Washingtonville           NY          10992        Orange                 1       Manufactured Housing   Mobile Home Park
 2.153   Berwick                   PA          17815        Columbia               1       Manufactured Housing   Mobile Home Park
 2.154   Gillette                  WY          82716        Campbell               1       Manufactured Housing   Mobile Home Park
 2.155   Pueblo                    CO          81005        Peublo                 1       Manufactured Housing   Mobile Home Park
 2.156   Oklahoma City             OK          73169        Oklahoma               1       Manufactured Housing   Mobile Home Park
 2.157   Wichita                   KS          67216        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.158   Tyler                     TX          75708        Smith                  1       Manufactured Housing   Mobile Home Park
 2.159   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.160   Coppell                   TX          75019        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.161   Douglasville              GA          30134        Douglas                1       Manufactured Housing   Mobile Home Park
 2.162   Laramie                   WY          82072        Albany                 1       Manufactured Housing   Mobile Home Park
 2.163   Nashville                 TN          37207        Davidson               1       Manufactured Housing   Mobile Home Park
 2.164   Cheyenne                  WY          82007        Laramie                1       Manufactured Housing   Mobile Home Park
 2.165   Birch Run                 MI          48415        Saginaw                1       Manufactured Housing   Mobile Home Park
 2.166   Terrell                   TX          75160        Kaufman                1       Manufactured Housing   Mobile Home Park
 2.167   Fort Collins              CO          80525        Larimer                1       Manufactured Housing   Mobile Home Park
 2.168   Ogden                     UT          84404        Weber                  1       Manufactured Housing   Mobile Home Park
 2.169   Temple                    TX          76501        Bell                   1       Manufactured Housing   Mobile Home Park
 2.170   Connelly                  NY          12417        Ulster                 1       Manufactured Housing   Mobile Home Park
 2.171   DeSoto                    TX          75115        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.172   Oklahoma City             OK          73135        Oklahoma               1       Manufactured Housing   Mobile Home Park
 2.173   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.174   Fort Worth                TX          76119        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.175   Avoca                     PA          18641        Luzerne                1       Manufactured Housing   Mobile Home Park
 2.176   Oklahoma City             OK          73128        Oklahoma               1       Manufactured Housing   Mobile Home Park
 2.177   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.178   Manhattan                 KS          66502        Riley                  1       Manufactured Housing   Mobile Home Park
 2.179   Casper                    WY          82604        Natrona                1       Manufactured Housing   Mobile Home Park
 2.180   Wichita                   KS          67217        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.181   Manhattan                 KS          66502        Riley                  1       Manufactured Housing   Mobile Home Park
 2.182   Browns Summit             NC          27214        Guilford               1       Manufactured Housing   Mobile Home Park
 2.183   Ephrata                   PA          17522        Lancaster              1       Manufactured Housing   Mobile Home Park
 2.184   Pocatello                 ID          83204        Bannock                1       Manufactured Housing   Mobile Home Park
 2.185   Lithia Springs            GA          30122        Douglas                1       Manufactured Housing   Mobile Home Park
 2.186   Norristown                PA          19403        Montgomery             1       Manufactured Housing   Mobile Home Park
 2.187   Goodlettsville            TN          37072        Davidson               1       Manufactured Housing   Mobile Home Park
 2.188   Choctaw                   OK          73020        Oklahoma               1       Manufactured Housing   Mobile Home Park
 2.189   Denton                    TX          76208        Denton                 1       Manufactured Housing   Mobile Home Park
 2.190   Casper                    WY          82609        Natrona                1       Manufactured Housing   Mobile Home Park
 2.191   Davenport                 IA          52804        Scott                  1       Manufactured Housing   Mobile Home Park
 2.192   Fenton                    MO          63026        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.193   Newton                    IA          50208        Jasper                 1       Manufactured Housing   Mobile Home Park
 2.194   Lawrence                  KS          66044        Douglas                1       Manufactured Housing   Mobile Home Park
 2.195   Park City                 KS          67219        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.196   Salina                    KS          67401        Saline                 1       Manufactured Housing   Mobile Home Park
 2.197   Fort Worth                TX          76119        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.198   Hays                      KS          67601        Ellis                  1       Manufactured Housing   Mobile Home Park
 2.199   Gillette                  WY          83718        Campbell               1       Manufactured Housing   Mobile Home Park
 2.200   Casper                    WY          82604        Natrona                1       Manufactured Housing   Mobile Home Park
 2.201   Stillwater                OK          74074        Payne                  1       Manufactured Housing   Mobile Home Park
 2.202   Commerce City             CO          80022        Adams                  1       Manufactured Housing   Mobile Home Park
 2.203   Fayetteville              AR          72704        Washington             1       Manufactured Housing   Mobile Home Park
 2.204   House Springs             MO          63051        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.205   Oklahoma City             OK          73127        Canadian               1       Manufactured Housing   Mobile Home Park
 2.206   Ladson                    SC          29456        Charleston             1       Manufactured Housing   Mobile Home Park
 2.207   Riverdale                 GA          30274        Clayton                1       Manufactured Housing   Mobile Home Park
 2.208   Gillette                  WY          82718        Campbell               1       Manufactured Housing   Mobile Home Park
 2.209   Pocatello                 ID          83201        Bannock                1       Manufactured Housing   Mobile Home Park
 2.210   Lawrence                  KS          66044        Douglas                1       Manufactured Housing   Mobile Home Park
 2.211   Commerce City             CO          80022        Adams                  1       Manufactured Housing   Mobile Home Park
 2.212   Fayetteville              AR          72704        Washington             1       Manufactured Housing   Mobile Home Park
 2.213   Seagoville                TX          75159        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.214   Seagoville                TX          75159        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.215   Lawrence                  KS          66046        Douglas                1       Manufactured Housing   Mobile Home Park
 2.216   Topeka                    KS          66608        Shawnee                1       Manufactured Housing   Mobile Home Park
 2.217   Dallas                    TX          75253        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.218   Jacksonville              FL          32222        Duval                  1       Manufactured Housing   Mobile Home Park
 2.219   Fort Worth                TX          76119        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.220   Corpus Christi            TX          78406        Nueces                 1       Manufactured Housing   Mobile Home Park
 2.221   Bloomsburg                PA          18603        Columbia               1       Manufactured Housing   Mobile Home Park
 2.222   Wichita                   KS          67219        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.223   West Valley City          UT          84128        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.224   Chambersburg              PA          17201        Franklin               1       Manufactured Housing   Mobile Home Park
 2.225   Tyler                     TX          75708        Smith                  1       Manufactured Housing   Mobile Home Park
 2.226   West Valley City          UT          84119        Salt Lake              1       Manufactured Housing   Mobile Home Park
 2.227   Saratoga Springs          NY          12866        Saratoga               1       Manufactured Housing   Mobile Home Park
 2.228   Casper                    WY          82609        Natrona                1       Manufactured Housing   Mobile Home Park
 2.229   Cheyenne                  WY          82001        Laramie                1       Manufactured Housing   Mobile Home Park
 2.230   Stillwater                OK          74074        Payne                  1       Manufactured Housing   Mobile Home Park
 2.231   Wichita                   KS          67217        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.232   Chambersburg              PA          17202        Franklin               1       Manufactured Housing   Mobile Home Park
 2.233   Orlando                   FL          32839        Orange                 1       Manufactured Housing   Mobile Home Park
 2.234   Tunkhannock               PA          18657        Wyoming                1       Manufactured Housing   Mobile Home Park
 2.235   Ephrata                   PA          17522        Lancaster              1       Manufactured Housing   Mobile Home Park
 2.236   Godfrey                   IL          62035        Madison                1       Manufactured Housing   Mobile Home Park
 2.237   Salina                    KS          67401        Saline                 1       Manufactured Housing   Mobile Home Park
 2.238   Stillwater                OK          74074        Payne                  1       Manufactured Housing   Mobile Home Park
 2.239   Arnold                    MO          63010        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.240   Fort Worth                TX          76119        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.241   Casper                    WY          82601        Natrona                1       Manufactured Housing   Mobile Home Park
 2.242   Arnold                    MO          63010        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.243   Salina                    KS          67401        Saline                 1       Manufactured Housing   Mobile Home Park
 2.244   Greensboro                NC          27405        Guilford               1       Manufactured Housing   Mobile Home Park
 2.245   Gainesville               TX          76240        Cooke                  1       Manufactured Housing   Mobile Home Park
 2.246   Stillwater                OK          74074        Payne                  1       Manufactured Housing   Mobile Home Park
 2.247   Sayre                     PA          18840        Bradford               1       Manufactured Housing   Mobile Home Park
 2.248   Honey Brook               PA          17202        Chester                1       Manufactured Housing   Mobile Home Park
 2.249   Fort Worth                TX          76119        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.250   Wichita                   KS          67216        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.251   Sherman                   TX          75090        Grayson                1       Manufactured Housing   Mobile Home Park
 2.252   Blossvale                 NY          13308        Oneida                 1       Manufactured Housing   Mobile Home Park
 2.253   Horseheads                NY          14845        Chemung                1       Manufactured Housing   Mobile Home Park
 2.254   Narvon                    PA          17555        Lancaster              1       Manufactured Housing   Mobile Home Park
 2.255   Coal Valley               IL          61240        Rock Island            1       Manufactured Housing   Mobile Home Park
 2.256   Fort Worth                TX          76119        Tarrant                1       Manufactured Housing   Mobile Home Park
 2.257   Seagoville                TX          75159        Dallas                 1       Manufactured Housing   Mobile Home Park
 2.258   Topeka                    KS          66619        Shawnee                1       Manufactured Housing   Mobile Home Park
 2.259   Fuquay-Varina             NC          27526        Wake                   1       Manufactured Housing   Mobile Home Park
 2.260   Haysville                 KS          67060        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.261   Jonestown                 PA          17038        Lebanon                1       Manufactured Housing   Mobile Home Park
 2.262   Sherman                   TX          75090        Grayson                1       Manufactured Housing   Mobile Home Park
 2.263   Athens                    PA          18840        Bradford               1       Manufactured Housing   Mobile Home Park
 2.264   Wichita                   KS          67216        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.265   House Springs             MO          63051        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.266   Midwest City              OK          73130        Oklahoma               1       Manufactured Housing   Mobile Home Park
 2.267   Midwest City              OK          73110        Oklahoma               1       Manufactured Housing   Mobile Home Park
 2.268   Wichita                   KS          67217        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.269   Chambersburg              PA          17201        Franklin               1       Manufactured Housing   Mobile Home Park
 2.270   Douglass                  KS          67039        Butler                 1       Manufactured Housing   Mobile Home Park
 2.271   Arnold                    MO          63010        Jefferson              1       Manufactured Housing   Mobile Home Park
 2.272   Gansevoort                NY          12831        Saratoga               1       Manufactured Housing   Mobile Home Park
 2.273   Wichita                   KS          67209        Sedgwick               1       Manufactured Housing   Mobile Home Park
 2.274   Wichita                   KS          67217        Sedgwick               1       Manufactured Housing   Mobile Home Park
   3     Various                Various       Various       Various                9       Office                 Suburban
 3.01    Kansas City               MO          64114        Jackson                1       Office                 Suburban
 3.02    Kansas City               MO          64131        Jackson                1       Office                 Suburban
 3.03    Kansas City               MO          64131        Jackson                1       Office                 Suburban
 3.04    Overland Park             KS          66211        Johnson                1       Office                 Suburban
 3.05    Overland Park             KS          66210        Johnson                1       Office                 Suburban
 3.06    Overland Park             KS          66211        Johnson                1       Office                 Suburban
 3.07    Kansas City               MO          64131        Jackson                1       Office                 Suburban
 3.08    Overland Park             KS          66211        Johnson                1       Office                 Suburban
 3.09    Overland Park             KS          66211        Johnson                1       Office                 Suburban
   4     Beverly Hills             CA          90210        Los Angeles            1       Hospitality            Full Service
   5     Various                Various       Various       Various                17      Self Storage           Self Storage
 5.01    Scottsdale                AZ          85260        Maricopa               1       Self Storage           Self Storage
 5.02    Fort Lauderdale           FL          33312        Broward                1       Self Storage           Self Storage
 5.03    Covina                    CA          91722        Los Angeles            1       Self Storage           Self Storage
 5.04    College Park              GA          30349        Fulton                 1       Self Storage           Self Storage
 5.05    Vacaville                 CA          95688        Solano                 1       Self Storage           Self Storage
 5.06    Hyannis                   MA          02601        Barnstable             1       Self Storage           Self Storage
 5.07    Tigard                    OR          97223        Washington             1       Self Storage           Self Storage
 5.08    North Richland Hills      TX          76180        Tarrant                1       Self Storage           Self Storage
 5.09    New Orleans               LA          70119        Orleans                1       Self Storage           Self Storage
 5.10    Slidell                   LA          70458        Saint Tammany          1       Self Storage           Self Storage
 5.11    Orlando                   FL          32807        Orange                 1       Self Storage           Self Storage
 5.12    Worcester                 MA          01604        Worcester              1       Self Storage           Self Storage
 5.13    Mechanicsburg             PA          17055        Cumberland             1       Self Storage           Self Storage
 5.14    San Antonio               TX          78238        Bexar                  1       Self Storage           Self Storage
 5.15    La Habra                  CA          90631        Orange                 1       Self Storage           Self Storage
 5.16    Savannah                  GA          31406        Chatham                1       Self Storage           Self Storage
 5.17    Houston                   TX          77043        Harris                 1       Self Storage           Self Storage
   6     Hyattsville               MD          20782        Prince George's        1       Multifamily            Student Housing
   7     Various                Various       Various       Various                62      Retail                 Convenience Store
 7.01    Atlanta                   GA          30305        Fulton                 1       Retail                 Convenience Store
 7.02    Marietta                  GA          30060        Cobb                   1       Retail                 Convenience Store
 7.03    Cartersville              GA          30121        Bartow                 1       Retail                 Convenience Store
 7.04    Atlanta                   GA          30316        Dekalb                 1       Retail                 Convenience Store
 7.05    Norcross                  GA          30071        Gwinnett               1       Retail                 Convenience Store
 7.06    Woodstock                 GA          30188        Cherokee               1       Retail                 Convenience Store
 7.07    Lithia Springs            GA          30122        Douglas                1       Retail                 Convenience Store
 7.08    Austell                   GA          30168        Cobb                   1       Retail                 Convenience Store
 7.09    East Point                GA          30344        Fulton                 1       Retail                 Convenience Store
 7.10    Union City                GA          30291        Fulton                 1       Retail                 Convenience Store
 7.11    College Park              GA          30349        Clayton                1       Retail                 Convenience Store
 7.12    Stockbridge               GA          30281        Clayton                1       Retail                 Convenience Store
 7.13    East Point                GA          30344        Fulton                 1       Retail                 Convenience Store
 7.14    Atlanta                   GA          30328        Fulton                 1       Retail                 Convenience Store
 7.15    Flowery Branch            GA          30542        Hall                   1       Retail                 Convenience Store
 7.16    Snellville                GA          30039        Gwinnett               1       Retail                 Convenience Store
 7.17    Snellville                GA          30039        Gwinnett               1       Retail                 Convenience Store
 7.18    Douglasville              GA          30134        Douglas                1       Retail                 Convenience Store
 7.19    Elberton                  GA          30635        Elbert                 1       Retail                 Convenience Store
 7.20    Atlanta                   GA          30324        Fulton                 1       Retail                 Convenience Store
 7.21    Conyers                   GA          30012        Rockdale               1       Retail                 Convenience Store
 7.22    Dallas                    GA          30132        Paulding               1       Retail                 Convenience Store
 7.23    Decatur                   GA          30034        Dekalb                 1       Retail                 Convenience Store
 7.24    Atlanta                   GA          30315        Fulton                 1       Retail                 Convenience Store
 7.25    Atlanta                   GA          30312        Fulton                 1       Retail                 Convenience Store
 7.26    Decatur                   GA          30035        Dekalb                 1       Retail                 Convenience Store
 7.27    College Park              GA          30349        Fulton                 1       Retail                 Convenience Store
 7.28    Snellville                GA          30039        Gwinnett               1       Retail                 Convenience Store
 7.29    Dothan                    AL          36302        Houston                1       Retail                 Convenience Store
 7.30    Dothan                    AL          36301        Houston                1       Retail                 Convenience Store
 7.31    Milledgeville             GA          31061        Baldwin                1       Retail                 Convenience Store
 7.32    Riverdale                 GA          30296        Clayton                1       Retail                 Convenience Store
 7.33    Locust Grove              GA          30248        Henry                  1       Retail                 Convenience Store
 7.34    Douglasville              GA          30135        Douglas                1       Retail                 Convenience Store
 7.35    Cumming                   GA          30044        Forsyth                1       Retail                 Convenience Store
 7.36    Atlanta                   GA          30324        Fulton                 1       Retail                 Convenience Store
 7.37    Marietta                  GA          30067        Cobb                   1       Retail                 Convenience Store
 7.38    Atlanta                   GA          30311        Fulton                 1       Retail                 Convenience Store
 7.39    Marietta                  GA          30060        Cobb                   1       Retail                 Convenience Store
 7.40    Jonesboro                 GA          30236        Clayton                1       Retail                 Convenience Store
 7.41    Douglasville              GA          30134        Douglas                1       Retail                 Convenience Store
 7.42    Cumming                   GA          30534        Dawson                 1       Retail                 Convenience Store
 7.43    Dawsonville               GA          31031        Forsyth                1       Retail                 Convenience Store
 7.44    Canton                    GA          30114        Cherokee               1       Retail                 Convenience Store
 7.45    Ball Ground               GA          30107        Cherokee               1       Retail                 Convenience Store
 7.46    Kennesaw                  GA          30144        Cobb                   1       Retail                 Convenience Store
 7.47    Decatur                   GA          30033        Dekalb                 1       Retail                 Convenience Store
 7.48    Gainesville               GA          30506        Hall                   1       Retail                 Convenience Store
 7.49    Woodstock                 GA          30189        Cherokee               1       Retail                 Convenience Store
 7.50    Dublin                    GA          31021        Laurens                1       Retail                 Convenience Store
 7.51    Ringgold                  GA          30736        Catoosa                1       Retail                 Convenience Store
 7.52    Marietta                  GA          30067        Cobb                   1       Retail                 Convenience Store
 7.53    Atlanta                   GA          30310        Fulton                 1       Retail                 Convenience Store
 7.54    Chamblee                  GA          30341        Dekalb                 1       Retail                 Convenience Store
 7.55    Atlanta                   GA          30317        Dekalb                 1       Retail                 Convenience Store
 7.56    Rome                      GA          30161        Floyd                  1       Retail                 Convenience Store
 7.57    Atlanta                   GA          30306        Fulton                 1       Retail                 Convenience Store
 7.58    Atlanta                   GA          30316        Fulton                 1       Retail                 Convenience Store
 7.59    Austell                   GA          30168        Cobb                   1       Retail                 Convenience Store
 7.60    White                     GA          30164        Bartow                 1       Retail                 Convenience Store
 7.61    Adairsville               GA          30103        Bartow                 1       Retail                 Convenience Store
 7.62    Lafayette                 GA          30728        Walker                 1       Retail                 Convenience Store
   8     Roseville                 CA          95661        Placer                 1       Office                 Suburban
         Houston                   TX          77042        Harris                 2       Multifamily            Garden
   9     Houston                   TX          77042        Harris                 1       Multifamily            Garden
  10     Houston                   TX          77042        Harris                 1       Multifamily            Garden
  11     Dallas                    TX          75287        Collin                 1       Multifamily            Garden
  12     Inver Grove Heights       MN          55076        Dakota                 1       Manufactured Housing   Mobile Home Park
  13     Richmond Heights          OH          44113        Cuyahoga               1       Retail                 Anchored
  14     Lincoln                   CA          95648        Placer                 1       Retail                 Anchored
  15     Hammond                   LA          70401        Tangipahoa             1       Industrial             Office/Warehouse
  16     San Antonio               TX          78251        Bexar                  1       Multifamily            Garden
  17     Goleta                    CA          93117        Santa Barbara          1       Office                 Suburban
  18     Grand Junction            CO          81506        Mesa                   1       Hospitality            Full Service
  19     Bowling Green             KY          42104        Warren                 1       Multifamily            Garden
  20     Encinitas                 CA          92024        San Diego              1       Retail                 Unanchored
  21     Greenville                SC          29615        Greenville             1       Multifamily            Garden
  22     Reno                      NV          89511        Washoe                 1       Retail                 Anchored
  23     Brighton                  NY          14623        Monroe                 1       Multifamily            Garden
  24     Augusta                   ME          04330        Kennebec               1       Retail                 Anchored
  25     Santa Clarita             CA          91350        Los Angeles            1       Retail                 Anchored
  26     Acworth                   GA          30101        Cobb                   1       Retail                 Anchored
  27     Sparks                    NV          89431        Washoe                 1       Retail                 Anchored
  28     Carlsbad                  CA          92008        San Diego              1       Hospitality            Limited Service
  29     Fredericksburg            VA          22408        Spotsylvania           1       Industrial             Warehouse
  30     Las Vegas                 NV          89146        Clark                  1       Retail                 Anchored
  31     Austell                   GA          30106        Cobb                   1       Retail                 Anchored
  32     Edgewater                 CO          80214        Jefferson              1       Retail                 Anchored
  33     West Covina               CA          91791        Los Angeles            1       Retail                 Anchored
  34     Baton Rouge               LA          70810        East Baton Rouge       1       Multifamily            Garden
  35     Suffolk                   VA          23435        Suffolk                1       Office                 Suburban
  36     New York                  NY          10013        New York               1       Hospitality            Limited Service
  37     Mobile                    AL          36608        Mobile                 1       Multifamily            Garden
  38     Various                   TX         Various       Various                2       Office                 Medical
 38.01   Denton                    TX          76208        Denton                 1       Office                 Medical
 38.02   Southlake                 TX          76092        Tarrant                1       Office                 Medical
  39     Various                Various       Various       Various                3       Industrial             Various
 39.01   Menomonee Falls           WI          53051        Waukesha               1       Industrial             Warehouse
 39.02   Raleigh                   NC          27610        Wake                   1       Industrial             Flex
 39.03   Hazelwood                 MO          63042        St. Louis              1       Industrial             Warehouse
  40     Shawnee                   KS          66226        Johnson                1       Office                 Single Tenant
  41     Farmingdale               NY          11735        Suffolk                1       Retail                 Unanchored
  42     Indianapolis              IN          46226        Marion                 1       Multifamily            Garden
  43     Austin                    TX          78745        Travis                 1       Retail                 Anchored
  44     Raleigh                   NC          27615        Wake                   1       Retail                 Anchored
  45     Hawthorne                 CA          90250        Los Angeles            1       Multifamily            Garden
  46     Durham                    NC          27601        Durham                 1       Retail                 Anchored
  47     Columbus                  OH          43202        Franklin               1       Hospitality            Limited Service
  48     Portland                  ME          04101        Cumberland             1       Hospitality            Full Service
  49     Maplewood                 MN          55109        Ramsey                 1       Retail                 Anchored
  50     Chicago                   IL          60614        Cook                   1       Mixed Use              Office/Retail
  51     Lancaster                 PA          17601        Lancaster              1       Hospitality            Full Service
  52     Los Angeles               CA          90004        Los Angeles            1       Multifamily            Garden
  53     Various                   TX         Various       Various                5       Various                Various
 53.01   Sugar Land                TX          77479        Fort Bend              1       Retail                 Shadow Anchored
 53.02   Houston                   TX          77546        Harris                 1       Retail                 Anchored
 53.03   Arlington                 TX          76015        Tarrant                1       Retail                 Unanchored
 53.04   Houston                   TX          77070        Harris                 1       Retail                 Unanchored
 53.05   Houston                   TX          77074        Harris                 1       Industrial             Flex
  54     Norcross                  GA          30092        Gwinnett               1       Retail                 Anchored
  55     Jacksonville              FL          32277        Duval                  1       Multifamily            Garden
  56     Various                   NY         Various       Monroe                 5       Multifamily            Garden
 56.01   Webster                   NY          14580        Monroe                 1       Multifamily            Garden
 56.02   Scottsville               NY          14546        Monroe                 1       Multifamily            Garden
 56.03   Ogden                     NY          14624        Monroe                 1       Multifamily            Garden
 56.04   Gates                     NY          14624        Monroe                 1       Multifamily            Garden
 56.05   Webster                   NY          14580        Monroe                 1       Multifamily            Garden
  57     Houston                   TX          77034        Harris                 1       Multifamily            Garden
  58     Calabasas Hills           CA          91301        Los Angeles            1       Self Storage           Self Storage
  59     Miami                     FL          33187        Dade                   1       Retail                 Anchored
  60     Federal Way               WA          98003        King                   1       Retail                 Shadow Anchored
  61     Moorpark                  CA          93021        Ventura                1       Self Storage           Self Storage
  62     Lawrenceville             GA          30045        Gwinnett               1       Retail                 Unanchored
  63     Suffolk                   VA          23435        Suffolk City           1       Retail                 Unanchored
  64     Richmond                  VA          23233        Henrico                1       Office                 Medical
  65     Antioch                   CA          94531        Contra Costa           1       Retail                 Unanchored
  66     Lakeland                  FL          33815        Polk                   1       Manufactured Housing   Mobile Home Park
  67     Salem and Derry           NH     03079 and 03038   Rockingham             1       Industrial             Office/Warehouse
  68     Seabrook                  TX          77586        Harris                 1       Multifamily            Garden
  69     Cheektowaga               NY          14225        Erie                   1       Hospitality            Full Service
  70     Baltimore                 MD          21225        Baltimore City         1       Multifamily            Garden
  71     Sandy                     UT          84093        Salt Lake              1       Retail                 Single Tenant
  72     Oxnard                    CA          93030        Ventura                1       Self Storage           Self Storage
  73     Everett                   WA          98201        Snohomish              1       Office                 Suburban
  74     Boise                     ID          83704        Ada                    1       Retail                 Single Tenant
  75     Oak Lawn                  IL          60453        Cook                   1       Manufactured Housing   Mobile Home Park
  76     Lewiston                  ME          04240        Androscoggin           1       Office                 Suburban
  77     Stafford                  VA          22554        Stafford               1       Self Storage           Self Storage
  78     Douglasville              GA          30135        Douglas                1       Retail                 Unanchored
  79     Tarzana                   CA          91356        Los Angeles            1       Retail                 Anchored
  80     San Antonio               TX          78203        Bexar                  1       Retail                 Shadow Anchored
  81     Cary                      NC          27511        Wake                   1       Multifamily            Garden
  82     Las Vegas                 NV          89119        Clark                  1       Retail                 Unanchored
  83     Chamblee                  GA          30346        Dekalb                 1       Self Storage           Self Storage
  84     Fredericksburg            VA          22401        Spotsylvania           1       Self Storage           Self Storage
  85     Millville                 NJ          08332        Cumberland             1       Multifamily            Garden
  86     Houston                   TX          77057        Harris                 1       Office                 Office/Retail
  87     College Station           TX          77840        Brazos                 1       Multifamily            Garden
  88     Richmond                  VA          23220        Henrico                1       Multifamily            Garden
  89     Mooresville               NC          28117        Iredell                1       Retail                 Unanchored
  90     East Rochester            NY          14445        Monroe                 1       Mixed Use              Office/Retail
  91     Raleigh                   NC          27609        Wake                   1       Retail                 Unanchored
  92     Denton                    TX          76207        Denton                 1       Multifamily            Garden
  93     Tucson                    AZ          85710        Pima                   1       Retail                 Anchored
  94     Brownsville               TX          78256        Cameron                1       Hospitality            Limited Service
  95     Glendale                  AZ          85301        Maricopa               1       Retail                 Anchored
  96     Folsom                    CA          95630        Sacramento             1       Retail                 Anchored
  97     Los Angeles               CA          90049        Los Angeles            1       Multifamily            Garden
  98     Huntsville                AL          35806        Madison                1       Mixed Use              Office/Retail
  99     Spartanburg               SC          29301        Spartanburg            1       Multifamily            Garden
  100    Salt Lake City            UT          84104        Salt Lake              1       Industrial             Warehouse/
                                                                                                                  Distribution
  101    Pomona                    CA          91765        Los Angeles            1       Retail                 Unanchored
  102    Evanston                  IL          60201        Cook                   1       Multifamily            Mid/High Rise
  103    Carson City               NV          89706        Carson City            1       Multifamily            Garden
  104    Simi Valley               CA          93063        Ventura                1       Retail                 Unanchored
  105    Midlothian                TX          76065        Ellis                  1       Multifamily            Garden
  106    Miami                     FL          33169        Miami-Dade             1       Office                 Suburban
  107    Ridgeland                 MS          39157        Madison                1       Retail                 Anchored
  108    Glendale                  CA          91203        Los Angeles            1       Mixed Use              Retail/Office
  109    Tucson                    AZ          85711        Pima                   1       Office                 Medical
  110    Warrensville Heights      OH          44128        Cuyahoga               1       Multifamily            Garden
  111    Sioux Falls               SD          57105        Minnehaha              1       Retail                 Anchored
  112    Various                   CA         Various       Los Angeles            3       Various                Various
112.01   Santa Monica              CA          90405        Los Angeles            1       Mixed Use              Retail/Multifamily
112.02   Los Angeles               CA          90064        Los Angeles            1       Mixed Use              Retail/Multifamily
112.03   Santa Monica              CA          90405        Los Angeles            1       Retail                 Unanchored
  113    Thousand Oaks             CA          91320        Ventura                1       Mixed Use              Retail/Office
  114    Smyrna                    GA          30080        Cobb                   1       Self Storage           Self Storage
  115    Alamogordo                NM          88310        Otero                  1       Multifamily            Garden
  116    Charlotte                 NC          28273        Mecklenburg            1       Hospitality            Limited Service
  117    Various                   NY         Various       Monroe                 4       Office                 Suburban
117.01   Gates                     NY          14625        Monroe                 1       Office                 Suburban
117.02   Brighton                  NY          14618        Monroe                 1       Office                 Suburban
117.03   Brighton                  NY          14618        Monroe                 1       Office                 Suburban
117.04   Pittsford                 NY          14535        Monroe                 1       Office                 Suburban
  118    Huntsville                AL          35805        Madison                1       Office                 Suburban
  119    Savannah                  GA          31410        Chatham                1       Retail                 Unanchored
  120    North Miami Beach         FL          33179        Miami-Dade             1       Industrial             Warehouse
  121    Hawaiian Gardens          CA          90716        Los Angeles            1       Retail                 Unanchored
  122    Durham                    NC          27703        Durham                 1       Retail                 Anchored
  123    Reno                      NV          89502        Washoe                 1       Retail                 Unanchored
  124    Hillsborough              NC          27278        Orange                 1       Retail                 Anchored
  125    Stephens City             VA          22655        Frederick              1       Retail                 Single Tenant
  126    West Hempstead            NY          11552        Nassau                 1       Retail                 Single Tenant
  127    Los Angeles               CA          90020        Los Angeles            1       Retail                 Unanchored
  128    Anderson                  CA          96007        Shasta                 1       Retail                 Shadow Anchored
  129    Los Angeles               CA          90010        Los Angeles            1       Retail                 Unanchored
  130    Overland Park             KS          66213        Johnson                1       Retail                 Unanchored
  131    Oklahoma City             OK          73142        Oklahoma               1       Self Storage           Self Storage
  132    Cayce                     SC          29033        Lexington              1       Self Storage           Self Storage
  133    Covington                 LA          70433        St. Tammany            1       Retail                 Unanchored
  134    Oceanside                 CA          92054        San Diego              1       Retail                 Unanchored
  135    Albuquerque               NM          87102        Bernalillo             1       Retail                 Unanchored
  136    Rancho Cucamonga          CA          91730        San Bernardino         1       Retail                 Unanchored
  137    Los Angeles               CA          90049        Los Angeles            1       Multifamily            Garden
  138    Chicago                   IL          60601        Cook                   1       Retail                 Unanchored
  139    Henderson                 NV          89015        Clark                  1       Mixed Use              Office/Retail
  140    Irvine                    CA          92618        Orange                 1       Office                 Suburban
  141    Long Beach                CA          90802        Los Angeles            1       Land                   Land
  142    Santa Monica              CA          90403        Los Angeles            1       Retail                 Unanchored
  143    Houston                   TX          77083        Fort Bend              1       Retail                 Unanchored
  144    Dallas                    TX          75217        Dallas                 1       Retail                 Anchored
  145    Austin                    TX          78738        Travis                 1       Office                 Suburban
  146    Paramount                 CA          90723        Los Angeles            1       Self Storage           Self Storage
  147    Edina                     MN          55439        Hennepin               1       Industrial             Office/Warehouse
  148    Media                     PA          19063        Delaware               1       Multifamily            Garden
  149    Moline                    IL          61265        Rock Island            1       Industrial             Warehouse
  150    Edmond                    OK          73003        Oklahoma               1       Self Storage           Self Storage
  151    Long Beach                CA          90805        Los Angeles            1       Multifamily            Garden
  152    Newport Beach             CA          92663        Orange                 1       Multifamily            Garden
  153    North Olmsted             OH          44070        Cuyahoga               1       Retail                 Single Tenant
  154    Athens                    GA          30605        Oconee                 1       Retail                 Unanchored
  155    Irving                    TX          75062        Tarrant                1       Retail                 Unanchored
  156    Encino                    CA          91316        Los Angeles            1       Retail                 Unanchored
  157    Mobile                    AL          36617        Mobile                 1       Retail                 Anchored
  158    Oklahoma City             OK          73159        Cleveland              1       Self Storage           Self Storage
  159    Sacramento                CA          95831        Sacramento             1       Multifamily            Garden
  160    Brooklyn                  NY          11201        Kings                  1       Multifamily            Garden
  161    Riverside                 CA          92504        Riverside              1       Office                 Suburban
  162    Greenville                SC          29607        Greenville             1       Retail                 Unanchored
  163    Norman                    OK          73072        Oklahoma               1       Self Storage           Self Storage
  164    Houston                   TX          77005        Harris                 1       Retail                 Unanchored
  165    Seattle                   WA          98102        King                   1       Multifamily            Garden
  166    Oklahoma City             OK          73102        Oklahoma               1       Self Storage           Self Storage
  167    Oklahoma City             OK          73102        Oklahoma               1       Self Storage           Self Storage
  168    Simi Valley               CA          93065        Ventura                1       Retail                 Unanchored
  169    Aubrey                    TX          76227        Denton                 1       Retail                 Anchored
  170    Las Vegas                 NV          89052        Clark                  1       Retail                 Unanchored
  171    Seattle                   WA          98102        King                   1       Multifamily            Garden
  172    Dallas                    TX          75211        Dallas                 1       Retail                 Unanchored
  173    Santa Clara               CA          95050        Santa Clara            1       Industrial             Flex
  174    Riverdale                 UT          84405        Weber                  1       Retail                 Unanchored
  175    Wilmington                NC          28403        New Hanover            1       Retail                 Shadow Anchored
  176    Goldsboro                 NC          27534        Wayne                  1       Land                   Land
  177    Chandler                  AZ          85225        Maricopa               1       Retail                 Unanchored
  178    Vincennes                 IN          47591        Knox                   1       Retail                 Shadow Anchored
  179    Modesto                   CA          95350        Stanislaus             1       Retail                 Unanchored
  180    Vancouver                 WA          98660        Clark                  1       Manufactured Housing   Mobile Home Park
  181    Boca Raton                FL          33487        Palm Beach             1       Retail                 Unanchored
  182    West Chester              OH          45069        Butler                 1       Industrial             Flex
  183    Oklahoma City             OK          73135        Oklahoma               1       Self Storage           Self Storage
  184    Winder                    GA          30680        Barrow                 1       Retail                 Unanchored
  185    Greenfield                CA          93927        Monterey               1       Manufactured Housing   Mobile Home Park
  186    Las Vegas                 NV          89117        Clark                  1       Office                 Suburban
  187    Santa Ana                 CA          92701        Orange                 1       Retail                 Unanchored
  188    Phoenix                   AZ          85012        Maricopa               1       Retail                 Unanchored
  189    Paramount                 CA          90723        Los Angeles            1       Retail                 Unanchored
  190    Lakeland                  FL          33815        Polk                   1       Manufactured Housing   Mobile Home Park
  191    Seattle                   WA          98115        King                   1       Mixed Use              Retail/Multifamily
  192    Edinburg                  TX          78539        Hidalgo                1       Retail                 Unanchored
  193    Van Nuys                  CA          91405        Los Angeles            1       Multifamily            Garden
  194    Deerfield                 IL          60015        Lake                   1       Office                 Suburban
  195    Machesney Park            IL          61115        Winnebago              1       Retail                 Shadow Anchored
  196    Keller                    TX          76248        Tarrant                1       Office                 Medical
  197    Pasadena                  CA          91101        Los Angeles            1       Multifamily            Garden
  198    Brooklyn                  NY          11238        Kings                  1       Multifamily            Garden
  199    Chicago                   IL          60660        Cook                   1       Mixed Use              Retail/Multifamily
  200    Conroe                    TX          77301        Montgomery             1       Retail                 Unanchored
  201    Seattle                   WA          98105        King                   1       Multifamily            Garden
  202    Nashville                 TN          37211        Davidson               1       Office                 Medical
  203    Redmond                   WA          98052        King                   1       Multifamily            Garden
  204    Lynwood                   WA          98037        Snohomish              1       Retail                 Unanchored
  205    Conroe                    TX          77304        Montgomery             1       Office                 Suburban
  206    Fayetteville              AR          72701        Washington             1       Self Storage           Self Storage
  207    Visalia                   CA          93277        Tulare                 1       Retail                 Unanchored
  208    Las Vegas                 NV          89130        Clark                  1       Office                 Suburban
  209    Los Angeles               CA          90501        Los Angeles            1       Multifamily            Garden
  210    Westwood                  CA          90025        Los Angeles            1       Multifamily            Garden
  211    Vista                     CA          92083        San Diego              1       Industrial             Office/Warehouse
  212    Long Beach                CA          90813        Los Angeles            1       Retail                 Unanchored
  213    Brooklyn                  NY          11222        Kings                  1       Multifamily            Garden
  214    Torrance                  CA          90501        Los Angeles            1       Multifamily            Garden
  215    Torrance                  CA          90501        Los Angeles            1       Multifamily            Garden
  216    Orange                    CA          92868        Orange                 1       Multifamily            Garden
  217    Torrance                  CA          90501        Los Angeles            1       Multifamily            Garden
  218    Torrance                  CA          90501        Los Angeles            1       Multifamily            Garden

          3RD MOST      3RD MOST     2ND MOST        2ND MOST          MOST                 MOST
           RECENT        RECENT       RECENT          RECENT          RECENT               RECENT
LOAN #     NOI ($)      NOI DATE      NOI ($)        NOI DATE         NOI ($)             NOI DATE
---------------------------------------------------------------------------------------------------------

  1       24,473,524   12/31/2005    26,142,422        12/31/2006    27,357,487           4/30/2007 (TTM)
 1.01      1,166,506   12/31/2005     1,259,684        12/31/2006     1,304,082           4/30/2007 (TTM)
 1.02      1,467,691   12/31/2005     1,425,946        12/31/2006     1,399,610           4/30/2007 (TTM)
 1.03      1,037,557   12/31/2005     1,101,161        12/31/2006     1,110,439           4/30/2007 (TTM)
 1.04        831,400   12/31/2005       794,495        12/31/2006       866,737           4/30/2007 (TTM)
 1.05        597,056   12/31/2005       641,490        12/31/2006       666,912           4/30/2007 (TTM)
 1.06        509,044   12/31/2005       583,220        12/31/2006       607,390           4/30/2007 (TTM)
 1.07        482,094   12/31/2005       415,471        12/31/2006       409,640           4/30/2007 (TTM)
 1.08        524,435   12/31/2005       537,540        12/31/2006       539,684           4/30/2007 (TTM)
 1.09        459,914   12/31/2005       509,000        12/31/2006       510,167           4/30/2007 (TTM)
 1.10        431,720   12/31/2005       475,321        12/31/2006       503,161           4/30/2007 (TTM)
 1.11        431,628   12/31/2005       507,033        12/31/2006       536,683           4/30/2007 (TTM)
 1.12        425,530   12/31/2005       479,006        12/31/2006       503,597           4/30/2007 (TTM)
 1.13        454,464   12/31/2005       463,247        12/31/2006       479,388           4/30/2007 (TTM)
 1.14        411,220   12/31/2005       425,758        12/31/2006       468,685           4/30/2007 (TTM)
 1.15        420,830   12/31/2005       472,328        12/31/2006       493,358           4/30/2007 (TTM)
 1.16        450,551   12/31/2005       428,054        12/31/2006       469,057           4/30/2007 (TTM)
 1.17        440,016   12/31/2005       435,343        12/31/2006       451,116           4/30/2007 (TTM)
 1.18        413,636   12/31/2005       465,292        12/31/2006       486,200           4/30/2007 (TTM)
 1.19        385,858   12/31/2005       384,510        12/31/2006       436,473           4/30/2007 (TTM)
 1.20        301,222   12/31/2005       379,105        12/31/2006       403,163           4/30/2007 (TTM)
 1.21        408,459   12/31/2005       435,408        12/31/2006       452,916           4/30/2007 (TTM)
 1.22        338,223   12/31/2005       408,941        12/31/2006       415,432           4/30/2007 (TTM)
 1.23        446,072   12/31/2005       454,729        12/31/2006       449,026           4/30/2007 (TTM)
 1.24        430,475   12/31/2005       371,198        12/31/2006       398,071           4/30/2007 (TTM)
 1.25        345,469   12/31/2005       358,627        12/31/2006       376,446           4/30/2007 (TTM)
 1.26        376,885   12/31/2005       350,589        12/31/2006       374,250           4/30/2007 (TTM)
 1.27        394,378   12/31/2005       403,070        12/31/2006       417,391           4/30/2007 (TTM)
 1.28        311,169   12/31/2005       337,213        12/31/2006       344,563           4/30/2007 (TTM)
 1.29        365,292   12/31/2005       302,229        12/31/2006       316,907           4/30/2007 (TTM)
 1.30        287,857   12/31/2005       330,828        12/31/2006       354,019           4/30/2007 (TTM)
 1.31        289,764   12/31/2005       323,175        12/31/2006       338,392           4/30/2007 (TTM)
 1.32        289,806   12/31/2005       340,644        12/31/2006       347,475           4/30/2007 (TTM)
 1.33        232,263   12/31/2005       324,807        12/31/2006       343,060           4/30/2007 (TTM)
 1.34        318,244   12/31/2005       326,615        12/31/2006       357,016           4/30/2007 (TTM)
 1.35        307,540   12/31/2005       332,761        12/31/2006       338,346           4/30/2007 (TTM)
 1.36        276,391   12/31/2005       310,666        12/31/2006       304,553           4/30/2007 (TTM)
 1.37        315,780   12/31/2005       325,178        12/31/2006       349,322           4/30/2007 (TTM)
 1.38        283,230   12/31/2005       321,897        12/31/2006       319,718           4/30/2007 (TTM)
 1.39        288,929   12/31/2005       323,199        12/31/2006       331,291           4/30/2007 (TTM)
 1.40        253,711   12/31/2005       290,596        12/31/2006       301,588           4/30/2007 (TTM)
 1.41        191,462   12/31/2005       262,837        12/31/2006       282,873           4/30/2007 (TTM)
 1.42        269,689   12/31/2005       258,176        12/31/2006       262,383           4/30/2007 (TTM)
 1.43        223,464   12/31/2005       247,763        12/31/2006       282,759           4/30/2007 (TTM)
 1.44        263,863   12/31/2005       248,804        12/31/2006       260,364           4/30/2007 (TTM)
 1.45        235,831   12/31/2005       252,121        12/31/2006       264,278           4/30/2007 (TTM)
 1.46        219,748   12/31/2005       238,258        12/31/2006       254,102           4/30/2007 (TTM)
 1.47        243,285   12/31/2005       304,369        12/31/2006       316,765           4/30/2007 (TTM)
 1.48        187,583   12/31/2005       242,944        12/31/2006       253,786           4/30/2007 (TTM)
 1.49        259,655   12/31/2005       270,204        12/31/2006       267,820           4/30/2007 (TTM)
 1.50        212,070   12/31/2005       226,778        12/31/2006       240,576           4/30/2007 (TTM)
 1.51        221,842   12/31/2005       234,508        12/31/2006       241,742           4/30/2007 (TTM)
 1.52        185,685   12/31/2005       228,125        12/31/2006       253,712           4/30/2007 (TTM)
 1.53        235,386   12/31/2005       259,081        12/31/2006       255,050           4/30/2007 (TTM)
 1.54        199,496   12/31/2005       236,659        12/31/2006       254,343           4/30/2007 (TTM)
 1.55        167,198   12/31/2005       208,393        12/31/2006       245,471           4/30/2007 (TTM)
 1.56        240,469   12/31/2005       236,733        12/31/2006       244,685           4/30/2007 (TTM)
 1.57        183,223   12/31/2005       197,491        12/31/2006       215,016           4/30/2007 (TTM)
 1.58        153,864   12/31/2005       205,219        12/31/2006       224,009           4/30/2007 (TTM)
 1.59        161,830   12/31/2005       194,572        12/31/2006       206,934           4/30/2007 (TTM)
 1.60        229,229   12/31/2005       219,346        12/31/2006       224,060           4/30/2007 (TTM)
 1.61        213,310   12/31/2005       233,847        12/31/2006       242,558           4/30/2007 (TTM)
 1.62        176,762   12/31/2005       173,264        12/31/2006       189,650           4/30/2007 (TTM)
 1.63        175,314   12/31/2005       209,395        12/31/2006       229,936           4/30/2007 (TTM)
 1.64        149,811   12/31/2005       199,513        12/31/2006       212,960           4/30/2007 (TTM)
 1.65        141,444   12/31/2005       166,600        12/31/2006       197,820           4/30/2007 (TTM)
 1.66        172,944   12/31/2005       176,663        12/31/2006       199,595           4/30/2007 (TTM)
 1.67        160,096   12/31/2005       185,586        12/31/2006       193,386           4/30/2007 (TTM)
 1.68        120,689   12/31/2005       147,238        12/31/2006       168,321           4/30/2007 (TTM)
 1.69        156,510   12/31/2005       162,138        12/31/2006       180,151           4/30/2007 (TTM)
 1.70        117,226   12/31/2005       143,546        12/31/2006       164,482           4/30/2007 (TTM)
 1.71        167,488   12/31/2005       156,832        12/31/2006       165,189           4/30/2007 (TTM)
 1.72        138,434   12/31/2005       137,239        12/31/2006       149,973           4/30/2007 (TTM)
 1.73         96,314   12/31/2005       122,805        12/31/2006       137,412           4/30/2007 (TTM)
  2      120,287,472   12/31/2005   145,844,254        12/31/2006   149,331,279           4/30/2007 (TTM)
  2
  2
2.001      2,978,526   12/31/2005     3,052,658        12/31/2006     3,137,381           4/30/2007 (TTM)
2.002      1,672,125   12/31/2005     2,222,775        12/31/2006     2,303,647           4/30/2007 (TTM)
2.003      1,808,865   12/31/2005     2,042,368        12/31/2006     2,094,325           4/30/2007 (TTM)
2.004      1,583,006   12/31/2005     1,836,763        12/31/2006     1,975,281           4/30/2007 (TTM)
2.005      1,517,944   12/31/2005     1,694,922        12/31/2006     1,735,132           4/30/2007 (TTM)
2.006      1,695,058   12/31/2005     2,122,539        12/31/2006     2,098,716           4/30/2007 (TTM)
2.007      1,407,246   12/31/2005     1,605,977        12/31/2006     1,656,382           4/30/2007 (TTM)
2.008      1,413,868   12/31/2005     1,669,368        12/31/2006     1,704,712           4/30/2007 (TTM)
2.009      1,837,717   12/31/2005     1,723,457        12/31/2006     1,754,168           4/30/2007 (TTM)
2.010      1,461,319   12/31/2005     1,793,553        12/31/2006     1,817,194           4/30/2007 (TTM)
2.011      1,196,615   12/31/2005     1,270,022        12/31/2006     1,350,283           4/30/2007 (TTM)
2.012      1,229,872   12/31/2005     1,310,047        12/31/2006     1,340,216           4/30/2007 (TTM)
2.013      1,311,907   12/31/2005     1,720,625        12/31/2006     1,631,228           4/30/2007 (TTM)
2.014        718,752   12/31/2005     1,044,268        12/31/2006     1,083,514           4/30/2007 (TTM)
2.015      1,143,599   12/31/2005     1,513,723        12/31/2006     1,469,779           4/30/2007 (TTM)
2.016        877,369   12/31/2005     1,412,409        12/31/2006     1,377,386           4/30/2007 (TTM)
2.017        962,137   12/31/2005     1,039,751        12/31/2006     1,087,769           4/30/2007 (TTM)
2.018        836,077   12/31/2005     1,089,993        12/31/2006     1,167,558           4/30/2007 (TTM)
2.019        747,777   12/31/2005       908,287        12/31/2006     1,043,009           4/30/2007 (TTM)
2.020        933,391   12/31/2005     1,171,214        12/31/2006     1,196,908           4/30/2007 (TTM)
2.021        828,672   12/31/2005       951,744        12/31/2006       966,790           4/30/2007 (TTM)
2.022      1,126,271   12/31/2005     1,173,516        12/31/2006     1,259,880           4/30/2007 (TTM)
2.023        825,810   12/31/2005     1,193,483        12/31/2006     1,241,417           4/30/2007 (TTM)
2.024        867,666   12/31/2005       978,164        12/31/2006     1,003,585           4/30/2007 (TTM)
2.025      1,201,989   12/31/2005     1,302,680        12/31/2006     1,277,008           4/30/2007 (TTM)
2.026        905,324   12/31/2005     1,182,929        12/31/2006     1,200,402           4/30/2007 (TTM)
2.027        917,536   12/31/2005       961,713        12/31/2006       995,836           4/30/2007 (TTM)
2.028        961,296   12/31/2005     1,023,249        12/31/2006     1,017,125           4/30/2007 (TTM)
2.029        625,474   12/31/2005       918,726        12/31/2006       978,413           4/30/2007 (TTM)
2.030        899,172   12/31/2005     1,088,630        12/31/2006     1,156,615           4/30/2007 (TTM)
2.031        781,473   12/31/2005       853,395        12/31/2006       894,103           4/30/2007 (TTM)
2.032        872,144   12/31/2005       897,283        12/31/2006       883,747           4/30/2007 (TTM)
2.033        953,560   12/31/2005       975,082        12/31/2006       977,218           4/30/2007 (TTM)
2.034      1,125,505   12/31/2005     1,385,062        12/31/2006     1,402,817           4/30/2007 (TTM)
2.035        584,234   12/31/2005       858,047        12/31/2006       887,780           4/30/2007 (TTM)
2.036        733,559   12/31/2005       932,287        12/31/2006       962,559           4/30/2007 (TTM)
2.037        791,138   12/31/2005       805,333        12/31/2006       814,012           4/30/2007 (TTM)
2.038        727,213   12/31/2005       965,068        12/31/2006       960,473           4/30/2007 (TTM)
2.039        687,456   12/31/2005       755,465        12/31/2006       792,341           4/30/2007 (TTM)
2.040        332,827   12/31/2005       805,710        12/31/2006       835,803           4/30/2007 (TTM)
2.041        667,391   12/31/2005       910,487        12/31/2006       902,244           4/30/2007 (TTM)
2.042        611,203   12/31/2005       744,701        12/31/2006       751,685           4/30/2007 (TTM)
2.043        689,648   12/31/2005       934,671        12/31/2006       947,576           4/30/2007 (TTM)
2.044        696,323   12/31/2005       905,393        12/31/2006       959,621           4/30/2007 (TTM)
2.045        568,523   12/31/2005       544,336        12/31/2006       537,123           4/30/2007 (TTM)
2.046        731,905   12/31/2005       785,430        12/31/2006       826,743           4/30/2007 (TTM)
2.047        672,686   12/31/2005       734,421        12/31/2006       711,692           4/30/2007 (TTM)
2.048        799,163   12/31/2005       901,498        12/31/2006       855,595           4/30/2007 (TTM)
2.049        655,774   12/31/2005       688,656        12/31/2006       709,682           4/30/2007 (TTM)
2.050        144,658   12/31/2005       232,748        12/31/2006       231,189           4/30/2007 (TTM)
2.051        620,922   12/31/2005       602,042        12/31/2006       712,953           4/30/2007 (TTM)
2.052        648,583   12/31/2005       765,413        12/31/2006       776,513           4/30/2007 (TTM)
2.053        528,421   12/31/2005       715,050        12/31/2006       779,379           4/30/2007 (TTM)
2.054        694,248   12/31/2005       857,016        12/31/2006       834,580           4/30/2007 (TTM)
2.055        571,302   12/31/2005       809,098        12/31/2006       773,582           4/30/2007 (TTM)
2.056        835,518   12/31/2005       844,882        12/31/2006       867,448           4/30/2007 (TTM)
2.057        456,462   12/31/2005       663,034        12/31/2006       686,394           4/30/2007 (TTM)
2.058        710,741   12/31/2005       697,998        12/31/2006       717,181           4/30/2007 (TTM)
2.059        831,635   12/31/2005       652,900        12/31/2006       587,577           4/30/2007 (TTM)
2.060        444,000   12/31/2005       528,652        12/31/2006       528,951           4/30/2007 (TTM)
2.061        857,203   12/31/2005       942,596        12/31/2006       939,807           4/30/2007 (TTM)
2.062        409,206   12/31/2005       604,511        12/31/2006       609,258           4/30/2007 (TTM)
2.063        540,342   12/31/2005       682,383        12/31/2006       713,045           4/30/2007 (TTM)
2.064        574,688   12/31/2005       660,231        12/31/2006       671,878           4/30/2007 (TTM)
2.065        498,599   12/31/2005       899,962        12/31/2006       932,414           4/30/2007 (TTM)
2.066        621,712   12/31/2005       684,518        12/31/2006       702,438           4/30/2007 (TTM)
2.067        505,526   12/31/2005       631,208        12/31/2006       680,126           4/30/2007 (TTM)
2.068        508,011   12/31/2005       695,448        12/31/2006       745,215           4/30/2007 (TTM)
2.069        538,982   12/31/2005       774,286        12/31/2006       746,836           4/30/2007 (TTM)
2.070        558,104   12/31/2005       701,735        12/31/2006       733,147           4/30/2007 (TTM)
2.071        598,357   12/31/2005       838,218        12/31/2006       885,265           4/30/2007 (TTM)
2.072        439,077   12/31/2005       634,593        12/31/2006       646,242           4/30/2007 (TTM)
2.073        531,749   12/31/2005       624,559        12/31/2006       643,726           4/30/2007 (TTM)
2.074        624,996   12/31/2005       749,827        12/31/2006       758,893           4/30/2007 (TTM)
2.075        470,947   12/31/2005       668,189        12/31/2006       668,964           4/30/2007 (TTM)
2.076        470,379   12/31/2005       541,074        12/31/2006       562,587           4/30/2007 (TTM)
2.077        631,938   12/31/2005       720,711        12/31/2006       705,376           4/30/2007 (TTM)
2.078        414,645   12/31/2005       572,863        12/31/2006       605,654           4/30/2007 (TTM)
2.079        590,199   12/31/2005       678,078        12/31/2006       720,593           4/30/2007 (TTM)
2.080        566,652   12/31/2005       750,274        12/31/2006       719,614           4/30/2007 (TTM)
2.081        433,903   12/31/2005       630,545        12/31/2006       662,191           4/30/2007 (TTM)
2.082        553,941   12/31/2005       535,303        12/31/2006       539,220           4/30/2007 (TTM)
2.083        515,713   12/31/2005       637,924        12/31/2006       603,084           4/30/2007 (TTM)
2.084        498,411   12/31/2005       652,267        12/31/2006       639,220           4/30/2007 (TTM)
2.085        505,378   12/31/2005       594,091        12/31/2006       620,008           4/30/2007 (TTM)
2.086        422,736   12/31/2005       612,571        12/31/2006       615,032           4/30/2007 (TTM)
2.087        486,013   12/31/2005       512,713        12/31/2006       549,529           4/30/2007 (TTM)
2.088        428,553   12/31/2005       630,342        12/31/2006       683,234           4/30/2007 (TTM)
2.089        518,887   12/31/2005       673,411        12/31/2006       667,302           4/30/2007 (TTM)
2.090        560,848   12/31/2005       559,635        12/31/2006       564,685           4/30/2007 (TTM)
2.091        533,240   12/31/2005       735,695        12/31/2006       745,508           4/30/2007 (TTM)
2.092        556,943   12/31/2005       807,111        12/31/2006       829,291           4/30/2007 (TTM)
2.093        464,950   12/31/2005       497,627        12/31/2006       526,890           4/30/2007 (TTM)
2.094        394,228   12/31/2005       540,298        12/31/2006       528,714           4/30/2007 (TTM)
2.095        513,263   12/31/2005       581,639        12/31/2006       572,330           4/30/2007 (TTM)
2.096        345,973   12/31/2005       555,364        12/31/2006       567,292           4/30/2007 (TTM)
2.097        505,321   12/31/2005       557,040        12/31/2006       578,796           4/30/2007 (TTM)
2.098        419,090   12/31/2005       596,092        12/31/2006       633,484           4/30/2007 (TTM)
2.099        358,896   12/31/2005       467,614        12/31/2006       492,939           4/30/2007 (TTM)
2.100        281,070   12/31/2005       425,793        12/31/2006       463,386           4/30/2007 (TTM)
2.101        456,794   12/31/2005       485,982        12/31/2006       509,248           4/30/2007 (TTM)
2.102        350,830   12/31/2005       536,956        12/31/2006       545,364           4/30/2007 (TTM)
2.103        378,817   12/31/2005       288,469        12/31/2006       331,743           4/30/2007 (TTM)
2.104        689,722   12/31/2005       774,760        12/31/2006       789,671           4/30/2007 (TTM)
2.105        348,967   12/31/2005       511,670        12/31/2006       501,612           4/30/2007 (TTM)
2.106        216,002   12/31/2005       397,348        12/31/2006       471,277           4/30/2007 (TTM)
2.107        636,577   12/31/2005       453,229        12/31/2006       468,767           4/30/2007 (TTM)
2.108        259,398   12/31/2005       342,964        12/31/2006       351,506           4/30/2007 (TTM)
2.109        487,394   12/31/2005       499,369        12/31/2006       498,662           4/30/2007 (TTM)
2.110        510,103   12/31/2005       568,061        12/31/2006       576,536           4/30/2007 (TTM)
2.111        454,279   12/31/2005       497,159        12/31/2006       479,970           4/30/2007 (TTM)
2.112        314,382   12/31/2005       496,803        12/31/2006       522,640           4/30/2007 (TTM)
2.113        253,807   12/31/2005       496,903        12/31/2006       528,762           4/30/2007 (TTM)
2.114        386,351   12/31/2005       352,429        12/31/2006       382,240           4/30/2007 (TTM)
2.115        312,344   12/31/2005       570,378        12/31/2006       585,036           4/30/2007 (TTM)
2.116        288,914   12/31/2005       475,452        12/31/2006       479,194           4/30/2007 (TTM)
2.117        361,375   12/31/2005       507,452        12/31/2006       531,068           4/30/2007 (TTM)
2.118        526,764   12/31/2005       479,596        12/31/2006       538,504           4/30/2007 (TTM)
2.119        305,373   12/31/2005       356,005        12/31/2006       375,610           4/30/2007 (TTM)
2.120        339,160   12/31/2005       364,431        12/31/2006       376,240           4/30/2007 (TTM)
2.121        406,890   12/31/2005       397,571        12/31/2006       459,475           4/30/2007 (TTM)
2.122        392,266   12/31/2005       446,594        12/31/2006       477,482           4/30/2007 (TTM)
2.123        235,701   12/31/2005       482,651        12/31/2006       451,801           4/30/2007 (TTM)
2.124        463,118   12/31/2005       609,067        12/31/2006       639,309           4/30/2007 (TTM)
2.125        336,956   12/31/2005       495,076        12/31/2006       515,280           4/30/2007 (TTM)
2.126        618,985   12/31/2005       615,816        12/31/2006       615,543           4/30/2007 (TTM)
2.127        365,876   12/31/2005       357,652        12/31/2006       330,048           4/30/2007 (TTM)
2.128        452,309   12/31/2005       506,294        12/31/2006       516,062           4/30/2007 (TTM)
2.129        454,782   12/31/2005       454,843        12/31/2006       469,214           4/30/2007 (TTM)
2.130        522,820   12/31/2005       531,805        12/31/2006       530,568           4/30/2007 (TTM)
2.131        320,152   12/31/2005       391,483        12/31/2006       396,156           4/30/2007 (TTM)
2.132        343,329   12/31/2005       503,340        12/31/2006       511,300           4/30/2007 (TTM)
2.133        353,613   12/31/2005       419,430        12/31/2006       453,800           4/30/2007 (TTM)
2.134        278,904   12/31/2005       293,546        12/31/2006       306,985           4/30/2007 (TTM)
2.135        249,857   12/31/2005       399,580        12/31/2006       429,031           4/30/2007 (TTM)
2.136        320,851   12/31/2005       441,695        12/31/2006       452,731           4/30/2007 (TTM)
2.137        491,521   12/31/2005       510,878        12/31/2006       543,986           4/30/2007 (TTM)
2.138        550,933   12/31/2005       537,325        12/31/2006       572,013           4/30/2007 (TTM)
2.139        340,224   12/31/2005       532,614        12/31/2006       528,759           4/30/2007 (TTM)
2.140        252,514   12/31/2005       365,870        12/31/2006       362,897           4/30/2007 (TTM)
2.141        307,377   12/31/2005       429,479        12/31/2006       450,262           4/30/2007 (TTM)
2.142        447,922   12/31/2005       572,770        12/31/2006       643,820           4/30/2007 (TTM)
2.143        277,425   12/31/2005       423,774        12/31/2006       386,064           4/30/2007 (TTM)
2.144        396,054   12/31/2005       482,683        12/31/2006       523,058           4/30/2007 (TTM)
2.145        319,164   12/31/2005       437,022        12/31/2006       435,524           4/30/2007 (TTM)
2.146        319,389   12/31/2005       421,342        12/31/2006       416,540           4/30/2007 (TTM)
2.147        237,273   12/31/2005       308,041        12/31/2006       315,566           4/30/2007 (TTM)
2.148        299,822   12/31/2005       348,022        12/31/2006       392,319           4/30/2007 (TTM)
2.149        399,282   12/31/2005       433,016        12/31/2006       448,134           4/30/2007 (TTM)
2.150        304,026   12/31/2005       408,390        12/31/2006       421,821           4/30/2007 (TTM)
2.151        272,566   12/31/2005       544,459        12/31/2006       518,850           4/30/2007 (TTM)
2.152        321,633   12/31/2005       370,480        12/31/2006       380,732           4/30/2007 (TTM)
2.153        253,176   12/31/2005       362,148        12/31/2006       367,484           4/30/2007 (TTM)
2.154        331,383   12/31/2005       472,080        12/31/2006       486,909           4/30/2007 (TTM)
2.155        437,960   12/31/2005       398,886        12/31/2006       392,219           4/30/2007 (TTM)
2.156        561,116   12/31/2005       610,588        12/31/2006       622,199           4/30/2007 (TTM)
2.157        561,656   12/31/2005       595,726        12/31/2006       561,705           4/30/2007 (TTM)
2.158        217,822   12/31/2005       352,837        12/31/2006       387,803           4/30/2007 (TTM)
2.159        309,133   12/31/2005       462,624        12/31/2006       470,720           4/30/2007 (TTM)
2.160        295,507   12/31/2005       353,326        12/31/2006       373,148           4/30/2007 (TTM)
2.161        210,941   12/31/2005       357,362        12/31/2006       374,040           4/30/2007 (TTM)
2.162        293,385   12/31/2005       386,205        12/31/2006       410,434           4/30/2007 (TTM)
2.163        197,539   12/31/2005       329,805        12/31/2006       351,753           4/30/2007 (TTM)
2.164        320,076   12/31/2005       381,153        12/31/2006       408,421           4/30/2007 (TTM)
2.165        314,965   12/31/2005       458,347        12/31/2006       438,966           4/30/2007 (TTM)
2.166        442,078   12/31/2005       403,355        12/31/2006       432,260           4/30/2007 (TTM)
2.167        374,761   12/31/2005       370,415        12/31/2006       395,214           4/30/2007 (TTM)
2.168        156,859   12/31/2005       243,339        12/31/2006       269,328           4/30/2007 (TTM)
2.169        308,473   12/31/2005       279,024        12/31/2006       268,990           4/30/2007 (TTM)
2.170        278,110   12/31/2005       299,899        12/31/2006       311,110           4/30/2007 (TTM)
2.171        293,502   12/31/2005       401,357        12/31/2006       422,107           4/30/2007 (TTM)
2.172        413,791   12/31/2005       454,880        12/31/2006       456,317           4/30/2007 (TTM)
2.173        245,855   12/31/2005       347,399        12/31/2006       365,916           4/30/2007 (TTM)
2.174        232,372   12/31/2005       295,586        12/31/2006       293,927           4/30/2007 (TTM)
2.175        192,650   12/31/2005       289,120        12/31/2006       288,689           4/30/2007 (TTM)
2.176        264,286   12/31/2005       432,692        12/31/2006       447,715           4/30/2007 (TTM)
2.177        260,878   12/31/2005       369,512        12/31/2006       341,950           4/30/2007 (TTM)
2.178        372,831   12/31/2005       424,492        12/31/2006       430,499           4/30/2007 (TTM)
2.179        358,904   12/31/2005       403,244        12/31/2006       401,211           4/30/2007 (TTM)
2.180        344,912   12/31/2005       416,951        12/31/2006       434,879           4/30/2007 (TTM)
2.181        410,738   12/31/2005       454,427        12/31/2006       464,136           4/30/2007 (TTM)
2.182        186,779   12/31/2005       201,006        12/31/2006       175,619           4/30/2007 (TTM)
2.183        197,892   12/31/2005       265,369        12/31/2006       282,041           4/30/2007 (TTM)
2.184        315,992   12/31/2005       308,475        12/31/2006       287,143           4/30/2007 (TTM)
2.185        132,899   12/31/2005       266,665        12/31/2006       275,009           4/30/2007 (TTM)
2.186        239,746   12/31/2005       228,683        12/31/2006       218,543           4/30/2007 (TTM)
2.187        244,589   12/31/2005       251,228        12/31/2006       235,566           4/30/2007 (TTM)
2.188        297,016   12/31/2005       415,845        12/31/2006       426,223           4/30/2007 (TTM)
2.189        207,340   12/31/2005       311,773        12/31/2006       315,206           4/30/2007 (TTM)
2.190        273,036   12/31/2005       287,667        12/31/2006       296,565           4/30/2007 (TTM)
2.191        132,356   12/31/2005       222,663        12/31/2006       220,412           4/30/2007 (TTM)
2.192        329,085   12/31/2005       321,847        12/31/2006       304,016           4/30/2007 (TTM)
2.193        220,561   12/31/2005       197,809        12/31/2006       201,275           4/30/2007 (TTM)
2.194        223,035   12/31/2005       226,160        12/31/2006       227,435           4/30/2007 (TTM)
2.195        206,875   12/31/2005       299,840        12/31/2006       283,956           4/30/2007 (TTM)
2.196        229,267   12/31/2005       298,493        12/31/2006       301,429           4/30/2007 (TTM)
2.197        275,206   12/31/2005       355,086        12/31/2006       358,792           4/30/2007 (TTM)
2.198        321,342   12/31/2005       382,144        12/31/2006       391,030           4/30/2007 (TTM)
2.199        194,309   12/31/2005       300,305        12/31/2006       307,094           4/30/2007 (TTM)
2.200        373,880   12/31/2005       393,250        12/31/2006       397,144           4/30/2007 (TTM)
2.201        295,133   12/31/2005       294,375        12/31/2006       273,630           4/30/2007 (TTM)
2.202        187,438   12/31/2005       233,597        12/31/2006       244,288           4/30/2007 (TTM)
2.203        173,776   12/31/2005       247,323        12/31/2006       252,765           4/30/2007 (TTM)
2.204        172,666   12/31/2005       290,547        12/31/2006       320,609           4/30/2007 (TTM)
2.205        283,577   12/31/2005       377,589        12/31/2006       388,710           4/30/2007 (TTM)
2.206        130,020   12/31/2005       241,851        12/31/2006       245,895           4/30/2007 (TTM)
2.207        191,412   12/31/2005       237,760        12/31/2006       234,533           4/30/2007 (TTM)
2.208        222,663   12/31/2005       262,169        12/31/2006       264,507           4/30/2007 (TTM)
2.209        291,752   12/31/2005       307,002        12/31/2006       306,287           4/30/2007 (TTM)
2.210        227,733   12/31/2005       217,052        12/31/2006       217,873           4/30/2007 (TTM)
2.211        177,148   12/31/2005       216,483        12/31/2006       229,886           4/30/2007 (TTM)
2.212        167,514   12/31/2005       202,794        12/31/2006       207,820           4/30/2007 (TTM)
2.213        180,686   12/31/2005       252,252        12/31/2006       266,084           4/30/2007 (TTM)
2.214        204,583   12/31/2005       272,102        12/31/2006       264,306           4/30/2007 (TTM)
2.215        346,086   12/31/2005       301,785        12/31/2006       269,647           4/30/2007 (TTM)
2.216        179,777   12/31/2005       224,484        12/31/2006       239,942           4/30/2007 (TTM)
2.217        129,054   12/31/2005       232,701        12/31/2006       228,102           4/30/2007 (TTM)
2.218        142,190   12/31/2005       188,822        12/31/2006       195,097           4/30/2007 (TTM)
2.219        120,156   12/31/2005       213,453        12/31/2006       287,652           4/30/2007 (TTM)
2.220        182,362   12/31/2005       285,788        12/31/2006       280,496           4/30/2007 (TTM)
2.221        120,937   12/31/2005       195,113        12/31/2006       201,177           4/30/2007 (TTM)
2.222        223,659   12/31/2005       282,702        12/31/2006       286,611           4/30/2007 (TTM)
2.223        172,759   12/31/2005       165,259        12/31/2006       187,559           4/30/2007 (TTM)
2.224        118,671   12/31/2005       178,173        12/31/2006       170,182           4/30/2007 (TTM)
2.225        225,247   12/31/2005       255,355        12/31/2006       258,328           4/30/2007 (TTM)
2.226        158,334   12/31/2005       159,831        12/31/2006       172,747           4/30/2007 (TTM)
2.227        148,859   12/31/2005       176,751        12/31/2006       191,761           4/30/2007 (TTM)
2.228        240,842   12/31/2005       230,177        12/31/2006       226,614           4/30/2007 (TTM)
2.229        147,075   12/31/2005       184,704        12/31/2006       185,871           4/30/2007 (TTM)
2.230        191,830   12/31/2005       207,882        12/31/2006       212,747           4/30/2007 (TTM)
2.231         89,911   12/31/2005       152,306        12/31/2006       154,820           4/30/2007 (TTM)
2.232         82,118   12/31/2005       144,303        12/31/2006       143,354           4/30/2007 (TTM)
2.233        112,216   12/31/2005       105,344        12/31/2006       105,955           4/30/2007 (TTM)
2.234         96,272   12/31/2005       136,946        12/31/2006       141,880           4/30/2007 (TTM)
2.235        136,794   12/31/2005       146,643        12/31/2006       151,204           4/30/2007 (TTM)
2.236        103,107   12/31/2005       143,517        12/31/2006       146,223           4/30/2007 (TTM)
2.237        190,356   12/31/2005       247,972        12/31/2006       262,315           4/30/2007 (TTM)
2.238        214,644   12/31/2005       197,541        12/31/2006       198,740           4/30/2007 (TTM)
2.239        120,665   12/31/2005       171,830        12/31/2006       181,977           4/30/2007 (TTM)
2.240         83,972   12/31/2005        63,715        12/31/2006       108,585           4/30/2007 (TTM)
2.241        229,504   12/31/2005       244,199        12/31/2006       244,002           4/30/2007 (TTM)
2.242        137,803   12/31/2005       182,667        12/31/2006       199,129           4/30/2007 (TTM)
2.243        166,588   12/31/2005       172,738        12/31/2006       192,745           4/30/2007 (TTM)
2.244        110,469   12/31/2005       122,172        12/31/2006       121,045           4/30/2007 (TTM)
2.245        154,107   12/31/2005       157,223        12/31/2006       167,186           4/30/2007 (TTM)
2.246        198,724   12/31/2005       207,629        12/31/2006       211,071           4/30/2007 (TTM)
2.247         39,251   12/31/2005       147,807        12/31/2006       143,954           4/30/2007 (TTM)
2.248        106,443   12/31/2005       110,734        12/31/2006       115,487           4/30/2007 (TTM)
2.249         97,916   12/31/2005       150,691        12/31/2006       139,678           4/30/2007 (TTM)
2.250        162,261   12/31/2005       198,612        12/31/2006       179,062           4/30/2007 (TTM)
2.251        117,429   12/31/2005       118,858        12/31/2006       129,519           4/30/2007 (TTM)
2.252         61,172   12/31/2005       105,926        12/31/2006       111,043           4/30/2007 (TTM)
2.253         84,880   12/31/2005        91,281        12/31/2006        84,767           4/30/2007 (TTM)
2.254         56,903   12/31/2005        91,228        12/31/2006        92,685           4/30/2007 (TTM)
2.255         86,390   12/31/2005       108,788        12/31/2006       117,466           4/30/2007 (TTM)
2.256        132,250   12/31/2005        91,065        12/31/2006        95,886           4/30/2007 (TTM)
2.257         89,211   12/31/2005        72,308        12/31/2006        88,014           4/30/2007 (TTM)
2.258        151,852   12/31/2005       133,568        12/31/2006       137,624           4/30/2007 (TTM)
2.259         77,043   12/31/2005        69,085        12/31/2006        79,342           4/30/2007 (TTM)
2.260        185,529   12/31/2005       152,243        12/31/2006       162,186           4/30/2007 (TTM)
2.261         33,539   12/31/2005        88,101        12/31/2006        87,790           4/30/2007 (TTM)
2.262         37,779   12/31/2005        57,251        12/31/2006        68,698           4/30/2007 (TTM)
2.263         40,687   12/31/2005        89,402        12/31/2006        97,652           4/30/2007 (TTM)
2.264         98,048   12/31/2005       109,144        12/31/2006       119,194           4/30/2007 (TTM)
2.265         61,162   12/31/2005       105,778        12/31/2006       112,756           4/30/2007 (TTM)
2.266         43,152   12/31/2005        97,966        12/31/2006        92,382           4/30/2007 (TTM)
2.267         55,459   12/31/2005        93,980        12/31/2006       102,092           4/30/2007 (TTM)
2.268         25,292   12/31/2005        65,410        12/31/2006        75,919           4/30/2007 (TTM)
2.269         26,979   12/31/2005        38,607        12/31/2006        37,779           4/30/2007 (TTM)
2.270         25,267   12/31/2005        58,924        12/31/2006        49,792           4/30/2007 (TTM)
2.271         29,996   12/31/2005        61,165        12/31/2006        54,834           4/30/2007 (TTM)
2.272         31,281   12/31/2005        38,108        12/31/2006        35,782           4/30/2007 (TTM)
2.273         44,067   12/31/2005        44,334        12/31/2006        42,055           4/30/2007 (TTM)
2.274          8,030   12/31/2005        23,108        12/31/2006        19,120           4/30/2007 (TTM)
  3        6,040,689   12/31/2005     6,975,513        12/31/2006     8,800,272      4/30/2007 (T-4 Ann.)
 3.01      2,342,306   12/31/2005     2,462,007        12/31/2006     2,587,156      4/30/2007 (T-4 Ann.)
 3.02      1,451,861   12/31/2005     2,414,389        12/31/2006     2,454,150      4/30/2007 (T-4 Ann.)
 3.03         58,047   12/31/2005       751,456        12/31/2006     1,401,756      4/30/2007 (T-4 Ann.)
 3.04                                  -363,111        12/31/2006       283,424      4/30/2007 (T-4 Ann.)
 3.05      1,161,199   12/31/2005       399,221        12/31/2006       729,767      4/30/2007 (T-4 Ann.)
 3.06        247,418   12/31/2005       763,127        12/31/2006       727,947      4/30/2007 (T-4 Ann.)
 3.07        469,367   12/31/2005       284,043        12/31/2006       409,805      4/30/2007 (T-4 Ann.)
 3.08        520,111   12/31/2005       573,641        12/31/2006       324,763      4/30/2007 (T-4 Ann.)
 3.09       -209,620   12/31/2005      -309,260        12/31/2006      -118,497      4/30/2007 (T-4 Ann.)
  4       12,291,400   12/31/2005    13,408,262        12/31/2006    13,869,094           5/31/2007 (TTM)
  5        8,094,254    3/31/2005     8,750,638         3/31/2006     9,223,762                 3/31/2007
 5.01        752,373    3/31/2005       847,436         3/31/2006       916,728                 3/31/2007
 5.02        618,383    3/31/2005       778,188         3/31/2006       791,231                 3/31/2007
 5.03        800,598    3/31/2005       768,900         3/31/2006       759,657                 3/31/2007
 5.04        544,636    3/31/2005       595,107         3/31/2006       634,292                 3/31/2007
 5.05        295,191    3/31/2005       567,611         3/31/2006       609,057                 3/31/2007
 5.06        759,834    3/31/2005       750,509         3/31/2006       717,534                 3/31/2007
 5.07        548,609    3/31/2005       612,275         3/31/2006       613,080                 3/31/2007
 5.08        411,642    3/31/2005       446,317         3/31/2006       495,938                 3/31/2007
 5.09        386,603    3/31/2005        77,148         3/31/2006       587,498                 3/31/2007
 5.10        477,653    3/31/2005       616,962         3/31/2006       510,067                 3/31/2007
 5.11        372,986    3/31/2005       418,125         3/31/2006       416,063                 3/31/2007
 5.12        381,159    3/31/2005       368,338         3/31/2006       390,656                 3/31/2007
 5.13        355,266    3/31/2005       394,460         3/31/2006       378,887                 3/31/2007
 5.14        386,372    3/31/2005       404,979         3/31/2006       378,059                 3/31/2007
 5.15        331,938    3/31/2005       391,941         3/31/2006       387,528                 3/31/2007
 5.16        305,228    3/31/2005       367,682         3/31/2006       421,150                 3/31/2007
 5.17        365,782    3/31/2005       344,659         3/31/2006       216,337                 3/31/2007
  6                                   2,157,925        12/31/2006     4,530,193                 5/31/2007
  7                                                                   8,574,373                12/31/2006
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
  8
           1,604,614   12/31/2005     3,591,975        12/31/2006     3,200,327           5/31/2007 (TTM)
  9          950,961   12/31/2005     2,715,275        12/31/2006     2,386,974           5/31/2007 (TTM)
  10         653,653   12/31/2005       876,700        12/31/2006       813,353           5/31/2007 (TTM)
  11       2,163,104   12/31/2005     2,265,287        12/31/2006     2,295,519           2/28/2007 (TTM)
  12                                  1,478,897        12/31/2005     1,695,010           2/28/2007 (TTM)
  13       1,558,662   12/31/2005     1,590,104        12/31/2006     1,603,746           2/28/2007 (TTM)
  14       2,079,751   12/31/2005     2,293,730        12/31/2006     1,943,625                 4/30/2007
  15                                  1,641,027        12/31/2005     2,312,736                12/31/2006
  16
  17       2,116,796   12/31/2005     1,482,466        12/31/2006     1,741,325      5/31/2007 (T-5 Ann.)
  18       1,548,446   12/31/2005     2,431,416        12/31/2006     2,872,396           4/30/2007 (TTM)
  19
  20       1,528,816   12/31/2005     1,562,803        12/31/2006     1,615,109           3/31/2007 (TTM)
  21       1,325,871   12/31/2004     1,688,866        12/31/2005     1,486,216    11/25/2006 (T-11 Ann.)
  22
  23       2,198,749   12/31/2005     2,412,898        12/31/2006     2,409,876           5/31/2007 (TTM)
  24       1,176,418   12/31/2005     1,232,631        12/31/2006     1,241,374           5/31/2007 (TTM)
  25       1,745,273   12/31/2005     1,542,032        12/31/2006     1,568,614           5/31/2007 (TTM)
  26
  27
  28       2,410,146   12/30/2005     2,940,659        12/31/2006     3,060,666           5/25/2007 (TTM)
  29
  30         718,601   12/31/2005     1,122,433        12/31/2006     1,315,842           6/30/2007 (T-6)
  31                                  1,477,188        12/31/2005     1,477,644                12/31/2006
  32         952,060   12/31/2004     1,098,307        12/31/2005     1,089,083                12/31/2006
  33         674,654   12/31/2005       746,926        12/31/2006       798,848           7/30/2007 (TTM)
  34       1,259,862   12/31/2005     1,444,151        12/31/2006     1,463,777           4/30/2007 (TTM)
  35         974,074   12/31/2005     1,241,406        12/31/2006     1,331,080           3/31/2007 (TTM)
  36       1,507,948   12/31/2005     1,843,178        12/31/2006     1,961,108           4/30/2007 (TTM)
  37                                    131,586        12/31/2006       235,832           3/31/2007 (T-9)
  38
38.01
38.02
  39         643,045   12/31/2005     1,220,955        12/31/2006     1,349,966           2/28/2007 (TTM)
39.01                                   389,238        12/31/2006       518,130           2/28/2007 (TTM)
39.02        527,330   12/31/2005       542,059        12/31/2006       542,448           2/28/2007 (TTM)
39.03        115,715   12/31/2005       289,658        12/31/2006       289,388           2/28/2007 (TTM)
  40
  41
  42                                    186,658        12/31/2006       563,360           4/30/2007 (TTM)
  43       1,196,292   12/31/2004     1,167,655        12/31/2005     1,174,589                12/31/2006
  44                                  1,034,839        12/31/2005     1,004,586                12/31/2006
  45       1,087,540   12/31/2005     1,232,893        12/31/2006     1,282,349           3/31/2007 (TTM)
  46                                    246,204        12/31/2006       485,494           4/30/2007 (TTM)
  47
  48       1,525,871   12/31/2005     1,563,047        12/31/2006     1,689,122           5/31/2007 (TTM)
  49       1,143,186   12/31/2004     1,167,488        12/31/2005     1,274,289                12/31/2006
  50         680,647   12/31/2004       729,617        12/31/2005       775,657                12/31/2006
  51                                  1,615,496        12/31/2006     1,672,948           4/30/2007 (TTM)
  52
  53
53.01
53.02
53.03
53.04
53.05
  54         774,714   12/31/2005       898,790        12/31/2006       936,089           3/31/2007 (TTM)
  55         868,817   12/31/2004       977,273        12/31/2005     1,025,180                12/31/2006
  56                                  1,105,291        12/31/2005     1,108,478                12/31/2006
56.01                                   308,534        12/31/2005       312,142                12/31/2006
56.02                                   220,570        12/31/2005       224,106                12/31/2006
56.03                                   194,458        12/31/2005       191,987                12/31/2006
56.04                                   198,391        12/31/2005       198,777                12/31/2006
56.05                                   183,338        12/31/2005       181,466                12/31/2006
  57         410,418   12/31/2004       517,093   6/30/2007 (TTM)       883,558      6/30/2007 (T-6 Ann.)
  58       1,121,128   12/31/2005     1,162,532        12/31/2006     1,166,307           3/31/2007 (TTM)
  59
  60
  61                                                                  1,297,945           3/31/2007 (TTM)
  62
  63
  64
  65                                    813,698        12/31/2005       825,886                12/31/2006
  66         527,990   005 (T-10)       611,067        12/31/2006       570,573           3/31/2007 (TTM)
  67       1,149,986   12/31/2005     1,188,959        12/31/2006     1,183,656           5/31/2007 (TTM)
  68         756,877   12/31/2005       822,314        12/31/2006       828,448            2/1/2007 (TTM)
  69         984,131   12/31/2005     1,381,038        12/31/2006     1,389,933           1/31/2007 (TTM)
  70         637,873   12/31/2004       608,194        12/31/2005       659,458           2/28/2007 (TTM)
  71
  72                                    800,142        12/31/2006       791,132                 5/31/2007
  73                                                                    557,316                12/31/2006
  74
  75         569,502   12/31/2005       742,816        12/31/2006       835,588           4/30/2007 (TTM)
  76         708,618   12/31/2005       773,546        12/31/2006       734,028           3/31/2007 (TTM)
  77         449,519   12/31/2005       636,124        12/31/2006       633,891           2/28/2007 (TTM)
  78
  79
  80         524,154   12/31/2004       519,197        12/31/2005       558,528                12/31/2006
  81                                    493,458        12/31/2006       548,868           3/31/2007 (TTM)
  82
  83                                    167,383        12/31/2005       286,855                12/31/2006
  84         532,610   12/31/2005       634,054        12/31/2006       611,949           2/28/2007 (TTM)
  85         924,549   12/31/2005     1,050,808        12/31/2006     1,088,443                 4/30/2007
  86                                    517,309        12/31/2005       575,151                12/31/2006
  87         687,528   12/31/2005       703,001        12/31/2006       703,530           3/31/2007 (TTM)
  88
  89
  90         882,207   12/31/2004       979,220        12/31/2005       846,439                12/31/2006
  91                                    476,129        12/31/2005       369,036                12/31/2006
  92                                    469,541        12/31/2006       480,839           6/30/2007 (TTM)
  93         297,650   12/31/2005       426,613        12/31/2006       445,081           3/31/2007 (TTM)
  94                                    419,722        12/31/2006       666,885           4/30/2007 (TTM)
  95         392,105   12/31/2005       479,147        12/31/2006       510,864           2/28/2007 (TTM)
  96
  97
  98         677,801   12/31/2005       715,845        12/31/2006       799,000      5/31/2007 (T-5 Ann.)
  99                                                                    461,184                 4/30/2007
 100
 101                                    527,347        12/31/2005       545,158                12/31/2006
 102         405,110   12/31/2004       471,142        12/31/2005       519,296                12/31/2006
 103         518,261   12/31/2005       536,384        12/31/2006       516,378            3/31/2007(TTM)
 104                                    454,483        12/31/2006       448,195           3/31/2007 (TTM)
 105         393,004   12/31/2005       464,784        12/31/2006       536,855           4/30/2007 (TTM)
 106                                                                    423,030                12/31/2006
 107         533,224   12/31/2005       550,932        12/31/2006        93,161                 2/28/2007
 108         344,445   12/31/2005       306,596        12/31/2006       326,319           4/30/2007 (TTM)
 109         264,925   12/31/2005       184,403        12/31/2006       175,125           3/31/2007 (TTM)
 110                                                                    403,636                12/31/2006
 111                                    432,315        12/31/2005       452,330                12/31/2006
 112                                    143,216        12/31/2005       443,958                12/31/2006
112.01                                   86,742        12/31/2005       214,854                12/31/2006
112.02                                   56,474        12/31/2005       138,144                12/31/2006
112.03                                                                   90,960                12/31/2006
 113                                    433,659        12/31/2006       433,634           2/28/2007 (TTM)
 114         473,361   12/31/2005       554,934        12/31/2006       547,424                 5/31/2007
 115         360,354   12/31/2005       387,142        12/31/2006       385,179           4/30/2007 (TTM)
 116         255,556   12/31/2005       461,387        12/31/2006       473,550           3/31/2007 (TTM)
 117         148,665   12/31/2005       157,063        12/31/2006       458,027                   Various
117.01       148,665   12/31/2005       157,063        12/31/2006       166,600           4/30/2007 (TTM)
117.02                                                                  119,418      5/31/2007 (T-5 Ann.)
117.03                                                                  100,816      5/31/2007 (T-5 Ann.)
117.04                                                                   71,193      5/31/2007 (T-5 Ann.)
 118         466,635   12/31/2005       569,311        12/31/2006       585,475      5/31/2007 (T-5 Ann.)
 119                                                                    255,583                12/31/2006
 120                                                                    122,953                12/31/2006
 121                                    314,514        12/31/2005       321,853                12/31/2006
 122
 123
 124
 125
 126
 127
 128
 129                                    322,312        12/31/2005       333,170                12/31/2006
 130
 131         276,804   12/31/2005       323,600        12/31/2006       321,845           2/28/2007 (TTM)
 132         215,506   12/31/2005       275,512        12/31/2006       282,625           3/30/2007 (TTM)
 133
 134
 135
 136                                    174,974        12/31/2005       187,795                12/31/2006
 137                                    387,967        12/31/2005       368,725                12/31/2006
 138         269,776   12/31/2004       377,443        12/31/2005       304,058                12/31/2006
 139                                                                    280,628                 3/31/2007
 140         114,283   12/31/2005       229,578        12/31/2006       278,704      5/31/2007 (T-5 Ann.)
 141                                                                    250,000                12/31/2006
 142                                    238,512        12/31/2005       239,675                12/31/2006
 143
 144
 145
 146         503,284   12/31/2005       535,136        12/31/2006       555,317      4/30/2007 (T-4 Ann.)
 147         -31,115   12/31/2005        74,333        12/31/2006       161,290            4/31/2007(TTM)
 148         201,833   12/31/2005       232,980        12/31/2006       240,288      5/31/2007 (T-5 Ann.)
 149         263,425   12/31/2004       265,041        12/31/2005       264,386                12/31/2006
 150         271,309   12/31/2005       277,166        12/31/2006       278,505           2/28/2007 (TTM)
 151                                    255,056        12/31/2005       264,549                12/31/2006
 152         244,291   12/31/2005       238,393        12/31/2006       263,616            3/1/2007 (YTD)
 153         371,600   12/31/2005       344,471        12/31/2006       318,941      5/31/2007 (T-5 Ann.)
 154                                    219,019        12/31/2005       255,611                12/31/2006
 155                                                                    237,642                12/31/2006
 156                                                                    136,540                12/31/2006
 157         259,107   12/31/2004       266,275        12/31/2005       289,663                12/31/2006
 158         290,720   12/31/2005       262,754        12/31/2006       276,238           2/28/2007 (TTM)
 159          56,760   12/31/2005        62,905        12/31/2006       139,916           3/31/2007 (TTM)
 160                                    181,140        12/31/2005       223,894                12/31/2006
 161                                    100,594        12/31/2006       138,111           4/30/2007 (TTM)
 162                                                                    290,718                  7/3/2007
 163         220,066   12/31/2005       252,622        12/31/2006       255,763           2/28/2007 (TTM)
 164                                                                    241,704                12/31/2006
 165                                    -17,843        12/31/2005      -123,116                12/31/2006
 166         250,883   12/31/2005       243,113        12/31/2006       245,936           3/31/2007 (TTM)
 167         232,408   12/31/2005       238,934        12/31/2006       237,720           2/28/2007 (TTM)
 168                                    208,621        12/31/2005        78,500                12/31/2006
 169                                                                    199,988                12/31/2006
 170
 171                                                                    188,232                12/31/2006
 172
 173                                    432,438        12/31/2005       451,300                12/31/2006
 174
 175                                                                    127,226                12/31/2006
 176
 177                                                                    153,859           3/31/2007 (TTM)
 178                                                                    179,170                12/31/2006
 179                                                                    236,988           3/31/2007 (TTM)
 180         467,802   12/31/2005       468,889        12/31/2006       454,210           2/28/2007 (TTM)
 181                                    159,906   2/28/2006 (TTM)       187,281           2/28/2007 (TTM)
 182                                    201,257        12/31/2005       209,319                12/31/2006
 183         144,566   12/31/2005       167,748        12/31/2006       175,721           4/30/2007 (TTM)
 184
 185                                                                    112,898                12/31/2006
 186         119,797   12/31/2004       186,103        12/31/2005       193,875                12/31/2006
 187
 188                                                                    155,426                12/31/2006
 189
 190          71,710   12/31/2005       128,660        12/31/2006       136,667           3/31/2007 (TTM)
 191                                                                    230,822                12/31/2006
 192
 193         154,919   12/31/2005       176,059        12/31/2006       184,734           4/30/2007 (TTM)
 194                                                                    228,635                12/31/2006
 195
 196                                    169,738        12/31/2005       160,828                12/31/2006
 197
 198         155,419   12/31/2005       159,565        12/31/2006       159,567            T-2 Annualized
 199                                     76,313        12/31/2005        94,793                12/31/2006
 200
 201                                     91,817        12/31/2005       100,953                12/31/2006
 202                                                                     60,337                12/31/2006
 203                                     74,936        12/31/2005       100,018                12/31/2006
 204                                     87,852        12/31/2005       106,993                12/31/2006
 205                                     13,764        12/31/2005        32,373                12/31/2006
 206         122,080   12/31/2004       106,931        12/31/2005       129,899                12/31/2006
 207         271,271   12/31/2005       321,779        12/31/2006       308,854            6/28/2007(TTM)
 208
 209                                     82,965        12/31/2005        99,065                12/31/2006
 210                                     56,488        12/31/2005        97,945                12/31/2006
 211                                    100,225        12/31/2005       149,352                12/31/2006
 212
 213                                                                     74,891                12/31/2006
 214                                     68,658        12/31/2005        70,406                12/31/2006
 215                                     60,476        12/31/2005        72,693                12/31/2006
 216                                     53,993        12/31/2005        35,518                12/31/2006
 217                                     42,813        12/31/2005        53,003                12/31/2006
 218                                     38,622        12/31/2005        39,525                12/31/2006

                                                                            UW
                                                                         DSCR (X)                   CUT-OFF DATE
             UW            UW           UW            UW        (2),(4),(6),(7),(11),(12),             LTV (%)
LOAN #    REVENUES      EXPENSES      NOI ($)     NCF ($)(2)     (14),(15),(16),(21),(22)    (3),(5),(11),(14),(22),(23)
------------------------------------------------------------------------------------------------------------------------

   1      48,374,647   18,721,185    29,653,462    27,865,962               1.18                          78.9
 1.01      2,242,272      824,767     1,417,505     1,356,665
 1.02      2,614,880    1,265,997     1,348,883     1,274,263
 1.03      1,716,648      621,228     1,095,420     1,046,800
 1.04      1,728,986      783,284       945,702       904,102
 1.05      1,202,031      473,788       728,243       696,783
 1.06      1,020,717      356,492       664,225       624,185
 1.07        990,886      431,254       559,632       518,032
 1.08        853,670      357,421       496,249       461,149
 1.09        770,651      266,454       504,197       484,697
 1.10        773,268      268,210       505,058       484,258
 1.11        786,712      254,575       532,137       505,097
 1.12        919,526      375,313       544,213       500,273
 1.13        790,206      307,195       483,011       460,391
 1.14        852,560      313,955       538,605       503,505
 1.15        810,188      321,162       489,026       454,706
 1.16        867,936      319,104       548,832       509,832
 1.17        837,634      306,481       531,153       494,233
 1.18        858,058      313,671       544,387       516,047
 1.19        870,052      331,878       538,174       500,214
 1.20        690,097      219,195       470,902       440,482
 1.21        749,446      277,790       471,656       451,896
 1.22        787,830      324,654       463,176       428,076
 1.23        818,894      286,110       532,784       498,724
 1.24        755,709      314,190       441,519       410,839
 1.25        762,519      311,636       450,883       419,683
 1.26        796,656      353,448       443,208       404,988
 1.27        771,004      276,171       494,833       468,573
 1.28        529,474      182,504       346,970       331,370
 1.29        748,658      352,981       395,677       363,177
 1.30        592,769      217,773       374,996       355,756
 1.31        539,979      187,417       352,562       337,222
 1.32        520,749      203,388       317,361       299,941
 1.33        609,074      229,773       379,301       352,261
 1.34        639,257      243,524       395,733       375,713
 1.35        550,544      217,210       333,334       314,874
 1.36        505,337      188,854       316,483       291,783
 1.37        600,550      191,600       408,950       387,890
 1.38        454,384      163,310       291,074       274,434
 1.39        492,702      183,139       309,563       292,663
 1.40        470,542      152,064       318,478       298,978
 1.41        493,282      173,516       319,766       301,566
 1.42        517,485      240,377       277,108       251,628
 1.43        482,037      166,541       315,496       295,736
 1.44        529,451      217,655       311,796       290,216
 1.45        421,645      134,230       287,415       269,215
 1.46        402,678      141,748       260,930       247,930
 1.47        454,467      199,626       254,841       237,681
 1.48        418,499      140,463       278,036       260,876
 1.49        484,160      207,098       277,062       256,522
 1.50        431,696      158,853       272,843       252,303
 1.51        427,650      136,398       291,252       274,872
 1.52        440,986      146,234       294,752       280,972
 1.53        495,508      208,841       286,667       262,747
 1.54        473,280      167,183       306,097       287,117
 1.55        448,135      168,466       279,669       259,649
 1.56        447,438      166,531       280,907       262,187
 1.57        343,010      128,559       214,451       201,191
 1.58        375,367      134,612       240,755       223,335
 1.59        401,748      139,896       261,852       245,212
 1.60        443,534      167,571       275,963       258,023
 1.61        398,306      113,123       285,183       271,403
 1.62        349,733      138,227       211,506       195,906
 1.63        381,781      123,435       258,346       244,046
 1.64        421,723      178,392       243,331       227,731
 1.65        338,195      131,733       206,462       191,382
 1.66        383,984      165,164       218,820       200,100
 1.67        367,082      151,539       215,543       201,763
 1.68        327,372      130,451       196,921       181,321
 1.69        377,086      171,059       206,027       189,907
 1.70        295,066      114,948       180,118       169,198
 1.71        360,122      173,766       186,356       170,496
 1.72        278,608      111,619       166,989       154,509
 1.73        270,478      104,370       166,108       154,668
   2     213,097,027   54,201,845   158,895,181   156,037,181               1.50                          79.7
   2
   2
 2.001     3,983,506      730,834     3,252,672     3,206,122
 2.002     3,199,738      695,991     2,503,746     2,470,496
 2.003     2,858,182      625,574     2,232,607     2,200,507
 2.004     2,717,468      760,335     1,957,133     1,936,833
 2.005     2,441,850      601,993     1,839,857     1,815,407
 2.006     3,182,436    1,031,675     2,150,761     2,108,261
 2.007     1,976,594      250,264     1,726,330     1,707,380
 2.008     2,074,549      257,203     1,817,346     1,800,396
 2.009     2,194,729      342,992     1,851,738     1,827,488
 2.010     2,156,935      276,089     1,880,846     1,859,346
 2.011     1,944,617      447,045     1,497,572     1,477,372
 2.012     1,591,536      191,089     1,400,448     1,384,298
 2.013     2,329,105      475,860     1,853,245     1,827,895
 2.014     1,567,022      445,252     1,121,770     1,103,670
 2.015     1,835,204      245,239     1,589,965     1,574,815
 2.016     1,928,335      426,142     1,502,193     1,476,693
 2.017     1,344,584      199,343     1,145,241     1,131,591
 2.018     1,495,473      279,222     1,216,251     1,198,501
 2.019     2,369,568    1,179,683     1,189,885     1,149,585
 2.020     1,598,116      295,683     1,302,433     1,288,083
 2.021     1,233,888      214,134     1,019,753     1,007,303
 2.022     1,807,870      483,586     1,324,284     1,302,484
 2.023     1,629,526      273,321     1,356,205     1,340,505
 2.024     1,652,055      573,425     1,078,630     1,065,780
 2.025     1,692,278      306,255     1,386,023     1,355,923
 2.026     1,627,139      337,468     1,289,671     1,268,421
 2.027     1,151,064      132,476     1,018,589     1,008,189
 2.028     1,237,045      187,476     1,049,569     1,038,169
 2.029     1,349,087      301,007     1,048,080     1,033,080
 2.030     1,455,057      237,449     1,217,608     1,201,508
 2.031     1,082,573      139,455       943,118       932,568
 2.032     1,101,446      207,392       894,054       877,504
 2.033     1,425,851      394,694     1,031,158     1,012,308
 2.034     1,673,856      184,217     1,489,639     1,467,489
 2.035     1,361,393      427,746       933,647       914,397
 2.036     1,286,426      304,926       981,500       966,400
 2.037     1,268,412      401,451       866,961       849,261
 2.038     1,322,683      295,573     1,027,109     1,013,759
 2.039       951,996      128,173       823,824       813,374
 2.040     1,297,672      385,237       912,435       889,035
 2.041     1,271,919      325,728       946,191       928,191
 2.042     1,103,659      289,921       813,739       796,589
 2.043     1,349,750      370,177       979,574       962,574
 2.044     1,665,139      602,170     1,062,969     1,037,069
 2.045       866,959      265,034       601,924       587,524
 2.046     1,033,252      167,084       866,168       856,168
 2.047       970,008      210,405       759,603       746,603
 2.048     1,245,381      390,847       854,534       836,734
 2.049     1,048,897      278,732       770,165       755,565
 2.050       417,427      140,377       277,050       270,750
 2.051       832,144      120,574       711,570       701,170
 2.052     1,068,872      234,748       834,124       823,974
 2.053     1,094,787      240,394       854,393       841,193
 2.054     1,138,677      304,955       833,722       811,772
 2.055     1,049,167      271,875       777,292       765,792
 2.056     1,230,673      311,316       919,357       902,257
 2.057       842,698      128,844       713,854       702,004
 2.058     1,063,945      292,830       771,115       757,365
 2.059     1,054,235      471,850       582,384       561,084
 2.060       812,128      275,631       536,497       525,797
 2.061     1,241,202      243,179       998,023       977,623
 2.062       987,108      320,771       666,337       655,037
 2.063       913,912      163,294       750,618       740,418
 2.064     1,157,407      456,434       700,973       694,173
 2.065     1,291,037      277,627     1,013,410     1,001,060
 2.066     1,058,128      339,018       719,111       705,261
 2.067       839,249      127,516       711,733       701,983
 2.068       940,549      131,336       809,213       800,063
 2.069       974,382      182,460       791,923       780,323
 2.070       835,867       55,585       780,282       773,282
 2.071     1,071,303      178,008       893,295       883,545
 2.072       963,024      248,787       714,237       703,987
 2.073       754,212      104,144       650,068       640,768
 2.074     1,143,279      358,935       784,344       764,544
 2.075       940,871      240,165       700,706       687,056
 2.076       761,520      166,465       595,055       586,555
 2.077       948,703      194,928       753,774       744,424
 2.078       940,071      284,847       655,224       640,724
 2.079       890,619      138,651       751,968       741,918
 2.080       995,369      244,000       751,369       735,869
 2.081     1,001,778      296,879       704,899       693,299
 2.082       858,266      235,594       622,672       613,772
 2.083       907,710      255,809       651,900       643,550
 2.084       760,407      102,646       657,762       647,112
 2.085       828,166      197,732       630,434       622,984
 2.086       872,309      206,287       666,023       653,773
 2.087       793,136      160,459       632,677       621,677
 2.088       965,239      255,589       709,650       696,850
 2.089     1,212,799      484,710       728,089       715,539
 2.090       883,480      250,853       632,627       618,777
 2.091     1,104,491      304,185       800,305       785,255
 2.092     1,031,352      129,944       901,408       890,958
 2.093       672,016      117,510       554,506       544,956
 2.094       733,952      153,605       580,347       571,397
 2.095       850,688      259,132       591,556       575,706
 2.096       758,398      163,462       594,936       584,236
 2.097       890,771      252,731       638,040       628,890
 2.098       864,032      208,987       655,045       644,245
 2.099       662,049      155,651       506,397       500,797
 2.100       814,031      249,951       564,081       555,781
 2.101       676,805      123,165       553,640       544,940
 2.102       815,127      211,126       604,001       590,501
 2.103       644,450      341,529       302,920       296,920
 2.104     1,155,392      283,695       871,697       857,647
 2.105       818,066      298,941       519,124       510,024
 2.106       674,030      134,138       539,892       530,842
 2.107     1,043,930      514,886       529,044       503,044
 2.108       576,005      197,466       378,539       365,839
 2.109       683,879      166,806       517,073       510,273
 2.110       778,475      182,288       596,188       583,688
 2.111       830,088      250,002       580,087       560,737
 2.112       744,888      200,907       543,981       533,831
 2.113       672,653      101,986       570,667       563,467
 2.114       698,923      266,431       432,493       422,193
 2.115       778,146      167,600       610,545       597,595
 2.116       643,955      130,177       513,778       506,578
 2.117       760,239      200,065       560,174       548,124
 2.118       923,360      345,284       578,076       560,576
 2.119       495,508       99,310       396,199       391,199
 2.120       538,779      142,945       395,834       389,434
 2.121       777,918      239,017       538,901       524,601
 2.122       543,011       61,945       481,067       475,417
 2.123       876,224      428,793       447,432       426,982
 2.124       945,613      287,570       658,044       643,094
 2.125       725,894      183,506       542,387       533,337
 2.126       906,603      250,153       656,450       645,950
 2.127       625,067      262,261       362,806       352,656
 2.128       604,272       60,868       543,404       535,354
 2.129       702,955      211,729       491,226       479,876
 2.130       892,179      376,919       515,261       499,311
 2.131       604,359      161,494       442,865       434,515
 2.132       704,614      162,260       542,354       534,554
 2.133       633,165      152,632       480,534       468,234
 2.134       466,987      123,914       343,073       337,173
 2.135       614,102      117,851       496,251       487,251
 2.136       641,956      154,815       487,141       476,791
 2.137       819,347      245,931       573,416       562,066
 2.138       875,753      257,576       618,177       601,427
 2.139       737,597      213,966       523,631       513,631
 2.140       631,689      267,662       364,027       352,327
 2.141       643,719      161,445       482,274       472,624
 2.142       940,173      268,554       671,619       659,019
 2.143       627,561      152,874       474,687       464,687
 2.144       767,260      208,937       558,323       548,223
 2.145       590,529      130,929       459,600       452,600
 2.146       588,823      148,408       440,415       432,615
 2.147       727,930      355,228       372,702       357,402
 2.148       625,064      182,117       442,946       435,696
 2.149       625,555      134,975       490,579       484,029
 2.150       618,479      150,234       468,244       461,944
 2.151       890,639      323,957       566,682       548,532
 2.152       609,713      219,952       389,761       385,661
 2.153       540,066      143,239       396,827       388,277
 2.154       582,074       59,281       522,793       516,293
 2.155       568,440      150,074       418,365       408,165
 2.156       896,519      222,555       673,964       659,764
 2.157       860,506      320,364       540,141       513,241
 2.158       627,800      239,985       387,815       378,765
 2.159       619,824      127,710       492,114       485,014
 2.160       466,970       96,185       370,785       366,135
 2.161       533,184      121,475       411,709       405,159
 2.162       500,205       74,643       425,562       419,662
 2.163       642,270      238,050       404,219       394,569
 2.164       542,449      101,504       440,945       433,245
 2.165       577,506      126,563       450,943       443,843
 2.166       639,340      180,297       459,043       449,493
 2.167       467,380       63,472       403,907       398,307
 2.168       388,564       87,605       300,959       294,109
 2.169       455,563      154,709       300,855       292,155
 2.170       520,691      149,988       370,702       365,702
 2.171       530,141       94,471       435,670       429,770
 2.172       696,636      182,587       514,049       503,399
 2.173       498,425      112,829       385,595       379,595
 2.174       500,346      178,780       321,567       315,517
 2.175       514,262      180,615       333,647       325,997
 2.176       663,866      186,262       477,603       467,853
 2.177       545,223      193,380       351,842       342,292
 2.178       594,217      142,587       451,631       443,681
 2.179       517,721       79,516       438,205       431,805
 2.180       658,442      216,929       441,513       429,513
 2.181       629,650      139,250       490,400       483,050
 2.182       409,948      217,566       192,381       177,531
 2.183       384,990       88,772       296,218       291,018
 2.184       534,175      228,215       305,960       297,260
 2.185       394,342       97,515       296,827       291,727
 2.186       336,638      111,900       224,738       221,188
 2.187       467,025      217,611       249,415       242,865
 2.188       564,149      118,161       445,988       437,338
 2.189       522,830      180,570       342,260       332,960
 2.190       402,330       84,533       317,796       312,196
 2.191       382,139      122,258       259,881       253,731
 2.192       584,303      221,456       362,847       353,247
 2.193       404,908      167,841       237,067       227,067
 2.194       336,524       78,223       258,301       253,651
 2.195       509,471      228,889       280,583       267,883
 2.196       392,826       84,958       307,867       301,367
 2.197       627,172      249,229       377,943       367,793
 2.198       551,817      143,557       408,260       397,660
 2.199       394,653       68,342       326,311       321,611
 2.200       462,926       45,238       417,688       412,438
 2.201       443,385      154,420       288,965       277,115
 2.202       279,403       24,306       255,097       251,897
 2.203       350,463       69,878       280,585       275,085
 2.204       588,424      245,793       342,632       333,082
 2.205       530,810      120,906       409,904       401,804
 2.206       360,456       73,175       287,281       279,431
 2.207       298,168       47,624       250,545       246,795
 2.208       327,190       46,429       280,761       276,811
 2.209       411,759       87,830       323,929       315,529
 2.210       275,337       52,476       222,861       218,361
 2.211       250,180       13,788       236,391       233,841
 2.212       304,754       54,332       250,422       246,022
 2.213       343,312       72,031       271,281       266,731
 2.214       348,502       80,185       268,317       263,167
 2.215       497,381      197,424       299,957       292,957
 2.216       323,176       73,848       249,328       244,978
 2.217       331,731       96,893       234,838       230,088
 2.218       255,866       32,221       223,645       220,545
 2.219       470,091      174,018       296,073       289,173
 2.220       468,544      172,545       295,999       288,149
 2.221       310,069       91,913       218,156       212,656
 2.222       408,721      104,375       304,345       296,345
 2.223       249,073       48,759       200,315       197,265
 2.224       320,764      136,172       184,592       178,042
 2.225       386,731      108,302       278,429       273,279
 2.226       193,816       10,322       183,494       181,494
 2.227       310,477      103,235       207,242       204,142
 2.228       281,787       45,667       236,120       232,620
 2.229       255,450       50,901       204,549       201,499
 2.230       312,890       95,600       217,290       211,040
 2.231       223,811       56,962       166,849       163,499
 2.232       263,549       99,648       163,901       159,001
 2.233       164,048       50,635       113,412       110,712
 2.234       248,616       89,756       158,860       154,910
 2.235       163,722       12,488       151,235       149,085
 2.236       206,445       49,891       156,554       152,904
 2.237       372,106      107,359       264,747       256,997
 2.238       275,171       63,603       211,568       206,168
 2.239       254,995       54,570       200,425       196,775
 2.240       244,574      109,461       135,114       130,764
 2.241       289,738       35,830       253,907       250,357
 2.242       355,880      133,843       222,037       217,037
 2.243       258,385       70,542       187,843       182,693
 2.244       208,896       76,916       131,980       127,780
 2.245       280,108      117,388       162,720       157,320
 2.246       263,023       44,372       218,650       212,400
 2.247       273,517      118,439       155,078       150,828
 2.248       160,284       37,445       122,838       120,838
 2.249       230,264       72,718       157,546       154,696
 2.250       294,934      106,091       188,843       182,193
 2.251       280,578      143,957       136,621       130,171
 2.252       285,807      146,443       139,364       132,714
 2.253       256,003      159,808        96,195        91,045
 2.254       151,068       48,364       102,705       100,755
 2.255       167,822       36,258       131,564       129,314
 2.256       191,486       72,748       118,739       115,339
 2.257       138,926       39,490        99,436        96,686
 2.258       250,755       98,240       152,515       147,065
 2.259       166,366       55,341       111,026       107,426
 2.260       272,711      100,491       172,219       167,969
 2.261       138,751       49,197        89,554        87,354
 2.262       158,379       78,813        79,566        75,616
 2.263       230,739      120,327       110,412       105,462
 2.264       271,868      146,926       124,942       119,442
 2.265       162,059       39,784       122,275       119,975
 2.266       147,897       44,547       103,350       100,350
 2.267       136,736       30,180       106,556       103,506
 2.268       117,685       44,695        72,990        71,140
 2.269        62,160       20,832        41,328        40,128
 2.270        68,469       18,925        49,545        46,945
 2.271        97,577       36,267        61,310        60,010
 2.272        67,551       28,932        38,619        37,769
 2.273        75,517       32,794        42,723        38,273
 2.274        30,979       13,875        17,103        15,353
   3      18,348,910    6,944,622    11,404,288    10,016,978               1.43                          71.4
 3.01      4,415,859    1,470,868     2,944,991     2,584,172
 3.02      3,476,264    1,065,503     2,410,761     2,138,949
 3.03      2,373,756      889,795     1,483,961     1,360,651
 3.04      2,173,661      937,391     1,236,270     1,058,361
 3.05      1,499,178      556,804       942,374       848,289
 3.06      1,399,176      585,643       813,533       706,932
 3.07      1,009,065      500,666       508,399       427,150
 3.08      1,293,519      593,663       699,856       594,277
 3.09        708,432      344,287       364,145       298,198
   4      56,241,314   41,574,978    14,666,336    12,697,890               2.54                          35.8
   5      10,928,372    3,082,419     7,845,953     7,775,041               1.48                          66.9
 5.01      1,115,386      297,769       817,616       812,844
 5.02        998,878      275,944       722,935       719,086
 5.03        895,712      199,786       695,927       691,582
 5.04        772,750      190,638       582,113       575,658
 5.05        719,226      172,961       546,264       542,434
 5.06        627,951      135,398       492,553       488,426
 5.07        623,733      151,187       472,546       468,832
 5.08        689,434      248,472       440,963       435,520
 5.09        720,325      190,016       530,309       527,071
 5.10        535,907      131,795       404,112       399,521
 5.11        471,238      122,562       348,676       345,100
 5.12        471,927      130,596       341,330       338,141
 5.13        477,598      132,880       344,718       340,213
 5.14        493,458      183,673       309,785       305,655
 5.15        446,307      121,315       324,992       322,181
 5.16        422,068      126,103       295,965       293,056
 5.17        446,473      271,324       175,150       169,720
   6       8,310,388    3,607,576     4,702,812     4,617,412               1.17                          71.9
   7       9,688,084    1,636,637     8,051,447     7,890,418               1.24                          79.3
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
   8       5,248,686    2,119,756     3,128,930     2,749,044               1.38                          53.1
           6,101,820    3,081,928     3,019,892     2,822,642               1.26                          75.0
   9       4,566,840    2,319,048     2,247,792     2,099,792               1.26                          75.0
  10       1,534,980      762,880       772,100       722,850               1.26                          75.0
  11       4,998,821    2,585,934     2,412,887     2,285,687               1.14                          70.6
  12       2,510,504      608,887     1,901,617     1,882,017               1.30                          78.9
  13       3,001,147      892,644     2,108,503     2,007,196               1.17                          76.2
  14       2,903,635      834,325     2,069,310     1,970,419               1.46                          65.0
  15       2,974,465      651,892     2,322,573     2,121,584               1.21                          79.1
  16       4,001,779    1,652,920     2,348,859     2,283,659               1.72                          60.6
  17       2,653,394      650,696     2,002,698     1,900,652               1.45                          79.9
  18       9,171,695    6,582,177     2,589,518     2,222,650               1.37                          74.8
  19       2,686,905      803,149     1,883,756     1,819,756               1.20                          78.3
  20       2,739,317      727,167     2,012,150     1,921,656               1.26                          62.7
  21       2,642,760    1,066,570     1,576,190     1,509,690               1.27                          79.9
  22       2,254,209      553,148     1,701,061     1,624,460               1.47                          64.9
  23       3,532,992    1,630,873     1,902,119     1,794,119               1.31                          67.8
  24       2,388,070      755,027     1,633,042     1,485,490               1.28                          80.0
  25       2,560,425      631,417     1,929,008     1,823,490               1.43                          61.9
  26       2,196,831      536,304     1,660,527     1,566,753               1.15                          76.8
  27       2,246,413      564,887     1,681,526     1,595,518               1.49                          65.0
  28       5,605,267    3,302,170     2,303,097     2,022,834               1.52                          61.5
  29       1,549,566       46,487     1,503,079     1,503,079               1.28                          72.5
  30       2,071,385      505,479     1,565,907     1,483,665               1.20                          75.8
  31       1,477,188       22,158     1,455,030     1,408,167               1.20                          75.9
  32       1,992,378      666,323     1,326,055     1,230,241               1.19                          80.0
  33       2,025,878      483,389     1,542,489     1,463,234               1.16                          63.7
  34       2,400,429      992,178     1,408,251     1,339,579               1.21                          77.4
  35       2,047,000      604,560     1,442,440     1,295,072               1.20                          77.2
  36       3,464,677    1,709,668     1,755,009     1,624,722               1.43                          70.1
  37       2,016,123      724,305     1,291,818     1,264,218               1.15                          68.3
  38       2,757,622    1,006,083     1,751,539     1,611,291               1.81                          61.8
 38.01     1,687,454      688,593       998,861       928,216
 38.02     1,070,168      317,490       752,678       683,075
  39       1,811,699      430,226     1,381,473     1,190,291               1.15                          79.1
 39.01       819,748      176,915       642,833       585,314
 39.02       645,807      144,816       500,991       411,819
 39.03       346,144      108,495       237,649       193,158
  40       2,260,132      962,974     1,297,158     1,199,349               1.20                          80.0
  41       1,842,795      537,568     1,305,227     1,250,902               1.21                          66.2
  42       1,866,758      757,013     1,109,745     1,070,345               1.23                          79.3
  43       1,820,748      658,762     1,161,986     1,116,318               1.24                          80.2
  44       1,630,027      413,195     1,216,832     1,135,269               1.20                          80.1
  45       1,844,744      556,645     1,288,099     1,253,299               1.57                          71.6
  46       1,464,578      287,917     1,176,661     1,130,724               1.15                          80.8
  47       4,966,781    3,504,028     1,462,753     1,264,082               1.35                          63.1
  48       5,539,763    3,906,371     1,633,392     1,411,801               1.49                          72.4
  49       1,854,271      811,416     1,042,855     1,006,469               1.28                          72.5
  50       1,741,518      450,290     1,291,228     1,177,406               1.21                          65.2
  51       4,677,215    2,964,206     1,713,009     1,525,920               1.68                          70.6
  52       1,253,583      310,459       943,124       935,374               1.22                          73.6
  53       1,625,974      381,280     1,244,694     1,164,904               1.17                          61.0
 53.01       552,655      114,412       438,243       413,592
 53.02       290,029       65,682       224,347       207,983
 53.03       289,541       71,269       218,272       205,395
 53.04       234,827       52,535       182,292       171,516
 53.05       258,922       77,382       181,540       166,418
  54       1,316,443      343,838       972,605       872,242               1.36                          78.9
  55       1,829,651      848,587       981,064       910,814               1.38                          80.0
  56       1,562,514      585,922       976,592       930,116               1.20                          78.8
 56.01       430,476      153,617       276,859       265,939
 56.02       321,150      129,895       191,255       180,059
 56.03       272,963      102,158       170,805       162,321
 56.04       280,346      104,308       176,038       167,806
 56.05       257,579       95,944       161,635       153,991
  57       2,009,851      898,412     1,111,439     1,047,439               1.33                          79.9
  58       1,591,927      538,800     1,053,127     1,044,354               1.27                          73.3
  59       1,700,865      511,876     1,188,989     1,119,180               1.87                          54.7
  60       1,406,923      297,242     1,109,681     1,077,197               1.37                          60.7
  61       1,557,238      429,527     1,127,711     1,118,515               1.38                          64.8
  62       1,279,665      280,446       999,220       935,262               1.24                          76.0
  63       1,026,671      164,723       861,947       834,047               1.20                          78.4
  64       1,039,401      174,040       865,361       815,440               1.15                          71.7
  65         947,473      162,127       785,346       762,909               1.38                          75.0
  66       1,194,692      362,153       832,539       815,539               1.36                          70.4
  67       1,322,329      316,576     1,005,753       895,428               1.32                          60.9
  68       1,704,217      909,347       794,870       738,710               1.44                          78.8
  69       6,106,200    5,054,064     1,357,446     1,052,136               1.55                          59.7
  70       2,115,994    1,316,992       799,002       722,002               1.15                          79.3
  71         761,581       22,847       738,734       692,418               1.33                          79.3
  72       1,151,713      393,334       758,379       743,726               1.23                          77.4
  73       1,489,604      612,728       876,876       783,797               1.32                          59.0
  74         713,040       21,391       691,649       647,332               1.32                          80.0
  75       1,345,290      562,777       782,513       768,763               1.26                          70.4
  76       1,056,173      389,642       666,531       641,502               1.20                          74.5
  77         946,833      337,855       608,978       598,600               1.21                          72.1
  78         776,678      146,784       629,894       592,791               1.60                          75.0
  79         550,000       11,000       539,000       537,788               1.15                          75.5
  80         840,382      241,466       598,916       571,258               1.18                          75.9
  81       1,138,218      533,926       604,292       574,142               1.15                          68.5
  82         816,800      153,932       662,868       628,766               1.30                          63.3
  83         852,197      269,579       582,618       571,796               1.22                          80.0
  84         843,536      275,492       568,044       557,064               1.23                          70.1
  85       2,572,434    1,492,666     1,079,768     1,003,518               2.12                          41.9
  86       1,076,423      464,116       612,307       524,093               1.20                          79.4
  87       1,222,059      532,988       689,071       639,571               1.42                          69.0
  88         829,578      256,909       572,669       556,169               1.22                          62.2
  89         669,642      104,363       565,279       545,314               1.25                          79.4
  90       2,027,495    1,315,338       712,157       524,303               1.22                          54.5
  91         743,092      190,461       552,631       512,174               1.21                          80.0
  92       1,190,212      639,598       550,614       500,614               1.15                          75.8
  93         837,398      229,605       607,793       557,088               1.38                          67.6
  94       2,178,083    1,482,256       695,827       608,704               1.35                          75.0
  95         728,979      212,636       516,343       459,217               1.16                          75.4
  96         440,000        8,800       431,200       429,751               1.35                          79.0
  97         535,025      104,871       430,154       427,904               1.15                          73.7
  98         969,612      271,976       697,636       622,091               1.13                          60.7
  99         830,336      333,392       496,944       467,944               1.20                          80.0
  100        555,756       91,107       464,649       437,074               1.44                          65.4
  101        686,401      183,367       503,034       464,278               1.20                          58.9
  102        943,071      463,073       479,998       460,798               1.15                          74.1
  103        706,140      215,431       490,709       471,209               1.21                          65.6
  104        617,515      186,815       430,700       413,675               1.20                          73.8
  105        906,721      443,877       462,844       438,844               1.20                          74.4
  106        926,563      469,838       456,725       405,051               1.21                          74.9
  107        671,966      197,132       474,834       421,703               1.20                          80.0
  108        525,603      106,829       418,774       396,591               1.21                          55.2
  109        794,882      329,622       465,260       414,923               1.16                          76.7
  110        934,475      481,909       452,566       419,316               1.27                          78.3
  111        575,837      143,754       432,083       399,403               1.24                          77.8
  112        522,314       95,929       426,385       408,531               1.20                          51.2
112.01       276,336       62,945       213,391       202,817
112.02       155,496       29,365       126,131       121,681
112.03        90,482        3,619        86,863        84,033
  113        561,434      173,336       388,098       372,110               1.32                          49.4
  114        838,425      291,549       546,876       533,011               1.69                          49.1
  115        753,612      347,528       406,084       384,084               1.20                          75.1
  116      1,416,509      944,253       472,256       415,596               1.34                          77.1
  117        648,213      229,887       418,326       359,179               1.22                          67.4
117.01       263,867       99,447       164,420       133,893
117.02       156,265       50,788       105,477        94,601
117.03       134,601       48,639        85,962        76,540
117.04        93,480       31,013        62,467        54,145
  118        617,598       96,061       521,538       478,339               1.15                          73.2
  119        489,475      118,461       371,014       347,673               1.23                          76.9
  120        519,925      172,007       347,918       319,973               1.15                          73.6
  121        428,240      117,385       310,855       305,295               1.15                          67.6
  122        391,338       24,568       366,770       359,335               1.36                          76.4
  123        439,455      105,236       334,219       311,800               1.20                          76.3
  124        392,740       35,842       356,898       349,340               1.35                          75.9
  125        296,000        8,880       287,120       287,120               1.15                          74.5
  126        302,052        9,062       292,991       291,169               1.43                          68.7
  127        432,760      106,031       276,673       262,341               1.20                          68.0
  128        347,375       86,178       261,197       254,305               1.25                          74.3
  129        450,314      141,031       309,283       294,067               1.21                          55.9
  130        430,487      141,737       288,750       275,338               1.20                          89.2
  131        486,645      177,513       309,132       300,886               1.31                          74.8
  132        508,427      219,838       288,589       280,784               1.30                          74.7
  133        381,391       99,667       281,724       265,219               1.19                          78.2
  134        334,514       79,010       255,504       250,833               1.20                          68.8
  135        316,913       55,614       261,299       253,362               1.19                          74.8
  136        392,269      105,453       286,816       268,241               1.27                          60.0
  137        504,825      132,602       372,223       365,139               1.70                          47.1
  138        558,294      260,691       297,603       278,485               1.33                          61.8
  139        385,539       99,302       286,236       270,192               1.27                          74.8
  140        450,895      168,406       282,489       262,468               1.25                          60.9
  141        250,000            0       250,000       248,650               1.21                          62.7
  142        331,674       70,010       261,664       255,647               1.20                          55.5
  143        323,789       68,271       255,518       249,618               1.20                          71.8
  144        343,393       76,069       267,325       250,009               1.20                          76.2
  145        415,091      111,153       303,938       275,751               1.35                          62.4
  146        822,595      332,036       490,559       479,570               1.67                          33.7
  147        479,675      195,720       283,955       250,893               1.24                          68.3
  148        503,629      263,887       239,741       222,491               1.15                          71.7
  149        365,825      115,364       250,461       230,132               1.20                          71.9
  150        445,168      164,257       280,911       274,188               1.40                          71.2
  151        416,397      179,912       236,485       227,735               1.51                          52.9
  152        359,649      117,088       242,561       236,311               1.19                          64.6
  153        520,523      206,534       313,989       275,396               1.40                          64.1
  154        336,076       73,082       262,994       247,673               1.24                          76.6
  155        319,253       83,320       235,933       228,708               1.21                          78.7
  156        318,118       82,797       235,321       229,142               1.20                          54.7
  157        405,068       88,725       316,343       260,974               1.43                          69.5
  158        514,304      161,563       352,741       352,681               1.90                          69.1
  159        369,159      134,368       234,791       225,791               1.20                          68.1
  160        259,373       51,418       207,955       205,155               1.14                          77.6
  161        356,355      105,184       251,171       228,684               1.22                          65.9
  162        355,351       88,976       266,375       231,544               1.26                          75.0
  163        411,156      154,681       256,475       248,917               1.39                          74.7
  164        298,256       73,041       225,215       212,971               1.20                          80.0
  165        294,953       98,649       196,304       191,304               1.16                          52.0
  166        391,335      149,158       242,177       235,877               1.37                          72.0
  167        372,348      135,642       236,706       231,007               1.36                          68.7
  168        322,666      107,487       215,179       206,268               1.20                          54.5
  169        332,440      115,450       216,990       203,515               1.19                          77.2
  170        227,196       30,495       196,701       193,131               1.35                          66.1
  171        303,732      121,948       181,784       174,809               1.24                          57.5
  172        293,892       97,775       196,117       191,685               1.20                          76.8
  173        538,677      137,109       401,568       396,778               2.56                          30.5
  174        327,524       56,214       271,310       265,046               2.19                          46.7
  175        232,382       41,278       191,104       184,182               1.24                          79.2
  176        178,311        3,566       174,745       174,745               1.20                          67.8
  177        250,063       67,705       182,358       172,928               1.20                          71.9
  178        248,095       44,818       203,277       195,074               1.37                          72.7
  179        275,328       68,099       207,229       191,978               1.29                          58.0
  180        634,742      201,099       433,643       427,043               3.06                          27.0
  181        288,569      118,166       170,403       165,857               1.20                          79.6
  182        266,481       81,780       184,701       166,777               1.21                          71.1
  183        310,705      138,842       171,863       166,924               1.19                          76.2
  184        217,167       43,996       173,171       161,733               1.21                          79.8
  185        246,348       89,807       156,541       154,341               1.38                          80.1
  186        257,426       72,433       184,993       165,821               1.28                          57.5
  187        212,328       54,992       157,336       153,018               1.20                          57.4
  188        213,602       55,266       158,336       154,708               1.22                          73.5
  189        220,410       57,021       163,389       158,459               1.22                          54.5
  190        274,998      119,018       155,980       150,930               1.39                          66.7
  191        297,415      104,401       193,014       190,014               1.45                          31.0
  192        239,945       54,869       185,076       172,959               1.30                          71.7
  193        259,338      116,004       143,334       135,334               1.41                          58.5
  194        370,525      170,515       200,010       174,492               1.42                          53.2
  195        204,581       55,271       149,310       144,086               1.27                          74.9
  196        214,028       62,886       151,142       139,660               1.24                          75.3
  197        135,660       32,375       103,285       102,085               1.21                          73.7
  198        186,930       49,652       137,278       135,478               1.29                          64.7
  199        267,223      137,781       129,442       123,242               1.24                          55.9
  200        199,347       69,164       130,183       120,062               1.20                          70.2
  201        167,221       55,003       112,218       109,768               1.16                          51.8
  202        203,333       68,715       134,618       121,801               1.28                          65.7
  203        152,821       44,207       108,614       105,614               1.15                          57.4
  204        185,493       46,684       138,809       127,872               1.46                          57.8
  205        149,654       42,313       107,341       100,423               1.20                          75.4
  206        197,122       66,748       130,374       125,214               1.43                          74.8
  207        344,042       88,460       255,582       243,190               2.99                          24.2
  208        204,625       57,327       147,298       135,821               1.21                          41.7
  209        129,423       43,132        86,291        83,791               1.16                          57.9
  210        140,121       50,094        90,027        88,427               1.21                          43.4
  211        144,039       29,777       114,262       102,300               1.28                          53.3
  212        122,848       40,526        82,322        81,527               1.21                          57.2
  213        103,022       30,516        72,506        71,606               1.11                          80.0
  214         94,719       25,599        69,120        67,620               1.20                          63.4
  215         92,092       27,407        64,685        62,685               1.15                          58.7
  216        105,070       32,693        72,377        71,177               1.38                          57.3
  217         77,392       21,433        55,959        54,709               1.15                          64.7
  218         60,805       19,751        41,054        39,804               1.17                          56.5

                                                                           CUT-OFF DATE
                               ORIGINAL                                      BALANCE                              MATURITY
          ORIGINAL             BALANCE                CUT-OFF DATE           PER UNIT        MATURITY/ARD            LTV %
LOAN #   BALANCE ($)   PER UNIT ($)(3),(8),(22)   BALANCE ($) (8),(14)   ($)(3),(11),(12)   BALANCE ($)(8)   (3),(14),(22),(23)
--------------------------------------------------------------------------------------------------------------------------------

  1      335,000,000                  48,607.08            335,000,000          48,607.08      312,662,019          73.6
 1.01     17,200,000                                        17,200,000                          16,053,095
 1.02     17,170,000                                        17,170,000                          16,025,095
 1.03     12,800,000                                        12,800,000                          11,946,489
 1.04     11,400,000                                        11,400,000                          10,639,842
 1.05      8,680,000                                         8,680,000                           8,101,213
 1.06      7,200,000                                         7,200,000                           6,719,900
 1.07      6,676,000                                         6,676,000                           6,230,841
 1.08      6,410,000                                         6,410,000                           5,982,578
 1.09      6,390,000                                         6,390,000                           5,963,911
 1.10      6,240,000                                         6,240,000                           5,823,913
 1.11      6,160,000                                         6,160,000                           5,749,248
 1.12      5,840,000                                         5,840,000                           5,450,586
 1.13      5,760,000                                         5,760,000                           5,375,920
 1.14      5,760,000                                         5,760,000                           5,375,920
 1.15      5,700,000                                         5,700,000                           5,319,921
 1.16      5,700,000                                         5,700,000                           5,319,921
 1.17      5,600,000                                         5,600,000                           5,226,589
 1.18      5,480,000                                         5,480,000                           5,114,591
 1.19      5,400,000                                         5,400,000                           5,039,925
 1.20      5,360,000                                         5,360,000                           5,002,592
 1.21      5,200,000                                         5,200,000                           4,853,261
 1.22      5,200,000                                         5,200,000                           4,853,261
 1.23      5,190,000                                         5,190,000                           4,843,928
 1.24      5,100,000                                         5,100,000                           4,759,929
 1.25      4,660,000                                         4,660,000                           4,349,269
 1.26      4,520,000                                         4,520,000                           4,218,604
 1.27      4,400,000                                         4,400,000                           4,106,606
 1.28      4,380,000                                         4,380,000                           4,087,939
 1.29      4,240,000                                         4,240,000                           3,957,275
 1.30      4,240,000                                         4,240,000                           3,957,275
 1.31      4,190,000                                         4,190,000                           3,910,609
 1.32      4,150,000                                         4,150,000                           3,873,276
 1.33      4,050,000                                         4,050,000                           3,779,944
 1.34      4,000,000                                         4,000,000                           3,733,278
 1.35      3,980,000                                         3,980,000                           3,714,611
 1.36      3,970,000                                         3,970,000                           3,705,278
 1.37      3,840,000                                         3,840,000                           3,583,947
 1.38      3,770,000                                         3,770,000                           3,518,614
 1.39      3,730,000                                         3,730,000                           3,481,282
 1.40      3,600,000                                         3,600,000                           3,359,950
 1.41      3,560,000                                         3,560,000                           3,322,617
 1.42      3,470,000                                         3,470,000                           3,238,619
 1.43      3,410,000                                         3,410,000                           3,182,619
 1.44      3,320,000                                         3,320,000                           3,098,621
 1.45      3,280,000                                         3,280,000                           3,061,288
 1.46      3,270,000                                         3,270,000                           3,051,955
 1.47      3,269,000                                         3,269,000                           3,051,021
 1.48      3,230,000                                         3,230,000                           3,014,622
 1.49      3,200,000                                         3,200,000                           2,986,622
 1.50      3,160,000                                         3,160,000                           2,949,289
 1.51      3,100,000                                         3,100,000                           2,893,290
 1.52      3,010,000                                         3,010,000                           2,809,292
 1.53      3,000,000                                         3,000,000                           2,799,958
 1.54      2,960,000                                         2,960,000                           2,762,626
 1.55      2,920,000                                         2,920,000                           2,725,293
 1.56      2,800,000                                         2,800,000                           2,613,294
 1.57      2,745,000                                         2,745,000                           2,561,962
 1.58      2,730,000                                         2,730,000                           2,547,962
 1.59      2,700,000                                         2,700,000                           2,519,963
 1.60      2,680,000                                         2,680,000                           2,501,296
 1.61      2,640,000                                         2,640,000                           2,463,963
 1.62      2,620,000                                         2,620,000                           2,445,297
 1.63      2,600,000                                         2,600,000                           2,426,631
 1.64      2,550,000                                         2,550,000                           2,379,965
 1.65      2,440,000                                         2,440,000                           2,277,299
 1.66      2,380,000                                         2,380,000                           2,221,300
 1.67      2,260,000                                         2,260,000                           2,109,302
 1.68      2,240,000                                         2,240,000                           2,090,636
 1.69      2,230,000                                         2,230,000                           2,081,302
 1.70      2,160,000                                         2,160,000                           2,015,970
 1.71      2,160,000                                         2,160,000                           2,015,970
 1.72      1,940,000                                         1,940,000                           1,810,640
 1.73      1,630,000                                         1,630,000                           1,521,311
  2      250,000,000                  27,560.57            250,000,000          27,560.57      250,000,000          79.7
  2      200,000,000                                       200,000,000                         200,000,000
  2       50,000,000                                        50,000,000                          50,000,000
2.001      6,448,746                                         6,448,746                           6,448,746
2.002      4,623,294                                         4,623,294                           4,623,294
2.003      4,316,090                                         4,316,090                           4,316,090
2.004      3,810,854                                         3,810,854                           3,810,854
2.005      3,650,904                                         3,650,904                           3,650,904
2.006      3,541,733                                         3,541,733                           3,541,733
2.007      3,399,556                                         3,399,556                           3,399,556
2.008      3,121,549                                         3,121,549                           3,121,549
2.009      3,068,232                                         3,068,232                           3,068,232
2.010      2,895,589                                         2,895,589                           2,895,589
2.011      2,768,645                                         2,768,645                           2,768,645
2.012      2,654,395                                         2,654,395                           2,654,395
2.013      2,611,235                                         2,611,235                           2,611,235
2.014      2,552,840                                         2,552,840                           2,552,840
2.015      2,458,902                                         2,458,902                           2,458,902
2.016      2,342,114                                         2,342,114                           2,342,114
2.017      2,160,584                                         2,160,584                           2,160,584
2.018      2,031,101                                         2,031,101                           2,031,101
2.019      1,981,593                                         1,981,593                           1,981,593
2.020      1,967,629                                         1,967,629                           1,967,629
2.021      1,956,204                                         1,956,204                           1,956,204
2.022      1,938,432                                         1,938,432                           1,938,432
2.023      1,853,380                                         1,853,380                           1,853,380
2.024      1,847,033                                         1,847,033                           1,847,033
2.025      1,838,147                                         1,838,147                           1,838,147
2.026      1,796,255                                         1,796,255                           1,796,255
2.027      1,774,992                                         1,774,992                           1,774,992
2.028      1,675,659                                         1,675,659                           1,675,659
2.029      1,662,964                                         1,662,964                           1,662,964
2.030      1,635,036                                         1,635,036                           1,635,036
2.031      1,600,762                                         1,600,762                           1,600,762
2.032      1,579,181                                         1,579,181                           1,579,181
2.033      1,575,373                                         1,575,373                           1,575,373
2.034      1,552,523                                         1,552,523                           1,552,523
2.035      1,509,362                                         1,509,362                           1,509,362
2.036      1,495,398                                         1,495,398                           1,495,398
2.037      1,487,782                                         1,487,782                           1,487,782
2.038      1,487,782                                         1,487,782                           1,487,782
2.039      1,483,973                                         1,483,973                           1,483,973
2.040      1,454,776                                         1,454,776                           1,454,776
2.041      1,453,507                                         1,453,507                           1,453,507
2.042      1,447,160                                         1,447,160                           1,447,160
2.043      1,444,621                                         1,444,621                           1,444,621
2.044      1,437,004                                         1,437,004                           1,437,004
2.045      1,410,346                                         1,410,346                           1,410,346
2.046      1,409,076                                         1,409,076                           1,409,076
2.047      1,376,071                                         1,376,071                           1,376,071
2.048      1,367,185                                         1,367,185                           1,367,185
2.049      1,348,143                                         1,348,143                           1,348,143
2.050      1,345,605                                         1,345,605                           1,345,605
2.051      1,320,216                                         1,320,216                           1,320,216
2.052      1,307,521                                         1,307,521                           1,307,521
2.053      1,307,521                                         1,307,521                           1,307,521
2.054      1,301,174                                         1,301,174                           1,301,174
2.055      1,301,174                                         1,301,174                           1,301,174
2.056      1,288,480                                         1,288,480                           1,288,480
2.057      1,268,169                                         1,268,169                           1,268,169
2.058      1,263,091                                         1,263,091                           1,263,091
2.059      1,247,223                                         1,247,223                           1,247,223
2.060      1,221,200                                         1,221,200                           1,221,200
2.061      1,218,661                                         1,218,661                           1,218,661
2.062      1,218,661                                         1,218,661                           1,218,661
2.063      1,217,391                                         1,217,391                           1,217,391
2.064      1,216,122                                         1,216,122                           1,216,122
2.065      1,211,044                                         1,211,044                           1,211,044
2.066      1,211,044                                         1,211,044                           1,211,044
2.067      1,205,966                                         1,205,966                           1,205,966
2.068      1,195,811                                         1,195,811                           1,195,811
2.069      1,194,541                                         1,194,541                           1,194,541
2.070      1,192,003                                         1,192,003                           1,192,003
2.071      1,190,733                                         1,190,733                           1,190,733
2.072      1,188,194                                         1,188,194                           1,188,194
2.073      1,180,578                                         1,180,578                           1,180,578
2.074      1,178,039                                         1,178,039                           1,178,039
2.075      1,175,500                                         1,175,500                           1,175,500
2.076      1,158,997                                         1,158,997                           1,158,997
2.077      1,136,147                                         1,136,147                           1,136,147
2.078      1,129,800                                         1,129,800                           1,129,800
2.079      1,129,800                                         1,129,800                           1,129,800
2.080      1,127,261                                         1,127,261                           1,127,261
2.081      1,108,220                                         1,108,220                           1,108,220
2.082      1,100,603                                         1,100,603                           1,100,603
2.083      1,100,603                                         1,100,603                           1,100,603
2.084      1,094,256                                         1,094,256                           1,094,256
2.085      1,079,023                                         1,079,023                           1,079,023
2.086      1,066,328                                         1,066,328                           1,066,328
2.087      1,054,903                                         1,054,903                           1,054,903
2.088      1,053,634                                         1,053,634                           1,053,634
2.089      1,046,017                                         1,046,017                           1,046,017
2.090      1,026,976                                         1,026,976                           1,026,976
2.091      1,025,706                                         1,025,706                           1,025,706
2.092      1,025,706                                         1,025,706                           1,025,706
2.093      1,005,395                                         1,005,395                           1,005,395
2.094        993,335                                           993,335                             993,335
2.095        992,066                                           992,066                             992,066
2.096        985,084                                           985,084                             985,084
2.097        977,467                                           977,467                             977,467
2.098        963,504                                           963,504                             963,504
2.099        960,965                                           960,965                             960,965
2.100        959,695                                           959,695                             959,695
2.101        944,462                                           944,462                             944,462
2.102        928,594                                           928,594                             928,594
2.103        911,457                                           911,457                             911,457
2.104        903,840                                           903,840                             903,840
2.105        896,223                                           896,223                             896,223
2.106        896,223                                           896,223                             896,223
2.107        889,559                                           889,559                             889,559
2.108        882,260                                           882,260                             882,260
2.109        877,182                                           877,182                             877,182
2.110        875,912                                           875,912                             875,912
2.111        868,296                                           868,296                             868,296
2.112        867,026                                           867,026                             867,026
2.113        865,757                                           865,757                             865,757
2.114        860,679                                           860,679                             860,679
2.115        856,871                                           856,871                             856,871
2.116        853,063                                           853,063                             853,063
2.117        842,907                                           842,907                             842,907
2.118        833,069                                           833,069                             833,069
2.119        830,213                                           830,213                             830,213
2.120        817,518                                           817,518                             817,518
2.121        816,249                                           816,249                             816,249
2.122        812,440                                           812,440                             812,440
2.123        807,363                                           807,363                             807,363
2.124        801,016                                           801,016                             801,016
2.125        794,668                                           794,668                             794,668
2.126        792,129                                           792,129                             792,129
2.127        784,513                                           784,513                             784,513
2.128        783,243                                           783,243                             783,243
2.129        764,202                                           764,202                             764,202
2.130        762,932                                           762,932                             762,932
2.131        755,316                                           755,316                             755,316
2.132        754,046                                           754,046                             754,046
2.133        751,507                                           751,507                             751,507
2.134        746,430                                           746,430                             746,430
2.135        741,352                                           741,352                             741,352
2.136        732,466                                           732,466                             732,466
2.137        724,849                                           724,849                             724,849
2.138        721,041                                           721,041                             721,041
2.139        721,041                                           721,041                             721,041
2.140        715,963                                           715,963                             715,963
2.141        710,885                                           710,885                             710,885
2.142        700,730                                           700,730                             700,730
2.143        694,383                                           694,383                             694,383
2.144        684,227                                           684,227                             684,227
2.145        682,958                                           682,958                             682,958
2.146        660,108                                           660,108                             660,108
2.147        658,838                                           658,838                             658,838
2.148        658,838                                           658,838                             658,838
2.149        656,300                                           656,300                             656,300
2.150        648,683                                           648,683                             648,683
2.151        644,875                                           644,875                             644,875
2.152        641,066                                           641,066                             641,066
2.153        634,719                                           634,719                             634,719
2.154        629,641                                           629,641                             629,641
2.155        623,294                                           623,294                             623,294
2.156        619,486                                           619,486                             619,486
2.157        615,678                                           615,678                             615,678
2.158        600,444                                           600,444                             600,444
2.159        599,175                                           599,175                             599,175
2.160        597,905                                           597,905                             597,905
2.161        596,636                                           596,636                             596,636
2.162        591,558                                           591,558                             591,558
2.163        583,942                                           583,942                             583,942
2.164        582,672                                           582,672                             582,672
2.165        578,864                                           578,864                             578,864
2.166        575,056                                           575,056                             575,056
2.167        568,708                                           568,708                             568,708
2.168        568,708                                           568,708                             568,708
2.169        564,900                                           564,900                             564,900
2.170        563,631                                           563,631                             563,631
2.171        558,553                                           558,553                             558,553
2.172        550,936                                           550,936                             550,936
2.173        545,858                                           545,858                             545,858
2.174        544,589                                           544,589                             544,589
2.175        516,661                                           516,661                             516,661
2.176        515,392                                           515,392                             515,392
2.177        510,949                                           510,949                             510,949
2.178        506,506                                           506,506                             506,506
2.179        498,889                                           498,889                             498,889
2.180        497,620                                           497,620                             497,620
2.181        493,811                                           493,811                             493,811
2.182        486,195                                           486,195                             486,195
2.183        484,925                                           484,925                             484,925
2.184        483,656                                           483,656                             483,656
2.185        469,692                                           469,692                             469,692
2.186        456,998                                           456,998                             456,998
2.187        451,920                                           451,920                             451,920
2.188        449,381                                           449,381                             449,381
2.189        448,112                                           448,112                             448,112
2.190        444,303                                           444,303                             444,303
2.191        444,303                                           444,303                             444,303
2.192        441,130                                           441,130                             441,130
2.193        439,226                                           439,226                             439,226
2.194        435,417                                           435,417                             435,417
2.195        429,070                                           429,070                             429,070
2.196        427,801                                           427,801                             427,801
2.197        426,055                                           426,055                             426,055
2.198        425,262                                           425,262                             425,262
2.199        423,992                                           423,992                             423,992
2.200        423,992                                           423,992                             423,992
2.201        408,759                                           408,759                             408,759
2.202        397,334                                           397,334                             397,334
2.203        392,256                                           392,256                             392,256
2.204        389,718                                           389,718                             389,718
2.205        387,179                                           387,179                             387,179
2.206        387,179                                           387,179                             387,179
2.207        380,831                                           380,831                             380,831
2.208        378,293                                           378,293                             378,293
2.209        377,023                                           377,023                             377,023
2.210        370,676                                           370,676                             370,676
2.211        366,868                                           366,868                             366,868
2.212        364,329                                           364,329                             364,329
2.213        355,443                                           355,443                             355,443
2.214        351,634                                           351,634                             351,634
2.215        346,557                                           346,557                             346,557
2.216        326,246                                           326,246                             326,246
2.217        321,168                                           321,168                             321,168
2.218        318,629                                           318,629                             318,629
2.219        311,330                                           311,330                             311,330
2.220        311,012                                           311,012                             311,012
2.221        300,857                                           300,857                             300,857
2.222        298,318                                           298,318                             298,318
2.223        297,049                                           297,049                             297,049
2.224        291,971                                           291,971                             291,971
2.225        289,432                                           289,432                             289,432
2.226        275,468                                           275,468                             275,468
2.227        274,199                                           274,199                             274,199
2.228        267,851                                           267,851                             267,851
2.229        264,043                                           264,043                             264,043
2.230        261,504                                           261,504                             261,504
2.231        255,157                                           255,157                             255,157
2.232        242,463                                           242,463                             242,463
2.233        239,924                                           239,924                             239,924
2.234        233,577                                           233,577                             233,577
2.235        233,577                                           233,577                             233,577
2.236        231,038                                           231,038                             231,038
2.237        228,499                                           228,499                             228,499
2.238        220,882                                           220,882                             220,882
2.239        220,882                                           220,882                             220,882
2.240        218,819                                           218,819                             218,819
2.241        218,343                                           218,343                             218,343
2.242        217,074                                           217,074                             217,074
2.243        213,266                                           213,266                             213,266
2.244        211,996                                           211,996                             211,996
2.245        210,727                                           210,727                             210,727
2.246        210,727                                           210,727                             210,727
2.247        210,727                                           210,727                             210,727
2.248        210,727                                           210,727                             210,727
2.249        204,221                                           204,221                             204,221
2.250        203,110                                           203,110                             203,110
2.251        201,841                                           201,841                             201,841
2.252        201,206                                           201,206                             201,206
2.253        194,065                                           194,065                             194,065
2.254        190,416                                           190,416                             190,416
2.255        185,338                                           185,338                             185,338
2.256        184,386                                           184,386                             184,386
2.257        170,105                                           170,105                             170,105
2.258        166,296                                           166,296                             166,296
2.259        159,949                                           159,949                             159,949
2.260        138,369                                           138,369                             138,369
2.261        135,830                                           135,830                             135,830
2.262        124,405                                           124,405                             124,405
2.263        121,866                                           121,866                             121,866
2.264        115,519                                           115,519                             115,519
2.265        112,980                                           112,980                             112,980
2.266        106,633                                           106,633                             106,633
2.267         85,052                                            85,052                              85,052
2.268         67,280                                            67,280                              67,280
2.269         62,202                                            62,202                              62,202
2.270         60,933                                            60,933                              60,933
2.271         59,029                                            59,029                              59,029
2.272         58,394                                            58,394                              58,394
2.273         52,047                                            52,047                              52,047
2.274         24,119                                            24,119                              24,119
  3       99,900,000                     104.96             99,900,000             104.96       93,111,721          66.5
 3.01     25,689,000                                        25,689,000                          23,943,413
 3.02     20,551,000                                        20,551,000                          19,154,544
 3.03     13,558,000                                        13,558,000                          12,636,724
 3.04     12,488,000                                        12,488,000                          11,639,431
 3.05      7,635,000                                         7,635,000                           7,116,196
 3.06      6,351,000                                         6,351,000                           5,919,445
 3.07      5,352,000                                         5,352,000                           4,988,328
 3.08      4,781,000                                         4,781,000                           4,456,128
 3.09      3,495,000                                         3,495,000                           3,257,512
  4       79,300,000                 408,762.89             79,300,000         408,762.89       79,300,000          35.8
  5       75,000,000                     105.44             74,934,080             105.35       63,196,695          56.5
 5.01      8,367,000                                         8,359,646                           7,050,223
 5.02      6,932,000                                         6,925,907                           5,841,060
 5.03      6,876,000                                         6,869,956                           5,793,873
 5.04      5,376,000                                         5,371,275                           4,529,939
 5.05      4,991,000                                         4,986,613                           4,205,529
 5.06      4,805,000                                         4,800,777                           4,048,802
 5.07      4,659,000                                         4,654,905                           3,925,779
 5.08      4,392,000                                         4,388,140                           3,700,798
 5.09      4,200,000                                         4,196,309                           3,539,015
 5.10      3,919,000                                         3,915,555                           3,302,238
 5.11      3,431,000                                         3,427,984                           2,891,038
 5.12      3,412,000                                         3,409,001                           2,875,028
 5.13      3,215,000                                         3,212,174                           2,709,032
 5.14      3,173,000                                         3,170,211                           2,673,641
 5.15      3,060,000                                         3,057,310                           2,578,425
 5.16      2,625,000                                         2,622,693                           2,211,884
 5.17      1,567,000                                         1,565,623                           1,320,390
  6       57,000,000                  62,637.36             56,835,903          62,457.04       47,878,825          60.6
  7       40,000,000                     333.68             39,926,997             333.07       33,675,325          66.9
 7.01        963,475                                           961,717                             811,133
 7.02        959,526                                           957,775                             807,809
 7.03        935,834                                           934,126                             787,863
 7.04        872,656                                           871,063                             734,674
 7.05        864,758                                           863,180                             728,025
 7.06        860,810                                           859,238                             724,701
 7.07        848,964                                           847,414                             714,728
 7.08        845,015                                           843,473                             711,404
 7.09        845,015                                           843,473                             711,404
 7.10        833,169                                           831,648                             701,431
 7.11        833,169                                           831,648                             701,431
 7.12        829,220                                           827,707                             698,106
 7.13        825,272                                           823,765                             694,782
 7.14        801,580                                           800,117                             674,836
 7.15        801,580                                           800,117                             674,836
 7.16        789,734                                           788,292                             664,863
 7.17        789,734                                           788,292                             664,863
 7.18        785,785                                           784,351                             661,539
 7.19        754,196                                           752,819                             634,944
 7.20        746,298                                           744,936                             628,296
 7.21        742,350                                           740,995                             624,972
 7.22        730,504                                           729,170                             614,999
 7.23        714,709                                           713,405                             601,701
 7.24        698,914                                           697,638                             588,404
 7.25        694,966                                           693,697                             585,080
 7.26        694,966                                           693,697                             585,080
 7.27        675,222                                           673,990                             568,458
 7.28        675,222                                           673,990                             568,458
 7.29        671,274                                           670,048                             565,134
 7.30        671,274                                           670,048                             565,134
 7.31        667,325                                           666,107                             561,810
 7.32        651,530                                           650,341                             548,512
 7.33        643,633                                           642,458                             541,864
 7.34        635,736                                           634,575                             535,215
 7.35        635,736                                           634,575                             535,215
 7.36        612,044                                           610,926                             515,269
 7.37        604,146                                           603,043                             508,620
 7.38        604,146                                           603,043                             508,620
 7.39        604,146                                           603,043                             508,620
 7.40        596,249                                           595,161                             501,972
 7.41        592,300                                           591,219                             498,647
 7.42        580,454                                           579,395                             488,674
 7.43        580,454                                           579,395                             488,674
 7.44        572,557                                           571,512                             482,026
 7.45        568,608                                           567,570                             478,701
 7.46        556,762                                           555,746                             468,729
 7.47        548,865                                           547,863                             462,080
 7.48        548,865                                           547,863                             462,080
 7.49        509,378                                           508,448                             428,837
 7.50        497,532                                           496,624                             418,864
 7.51        465,943                                           465,092                             392,269
 7.52        454,097                                           453,268                             382,296
 7.53        450,148                                           449,326                             378,972
 7.54        430,405                                           429,619                             362,350
 7.55        410,662                                           409,912                             345,729
 7.56        394,867                                           394,146                             332,431
 7.57        383,021                                           382,321                             322,458
 7.58        359,329                                           358,673                             302,513
 7.59        339,586                                           338,966                             285,891
 7.60        288,253                                           287,726                             242,675
 7.61        248,766                                           248,312                             209,432
 7.62        209,280                                           208,898                             176,189
  8       36,000,000                     168.71             36,000,000             168.71       36,000,000          53.1
          31,500,000                  39,923.95             31,500,000          39,923.95       27,830,928          66.3
  9       23,500,000                  39,923.95             23,500,000          39,923.95       20,762,756          66.3
  10       8,000,000                  39,923.95              8,000,000          39,923.95        7,068,172          66.3
  11      30,000,000                  47,169.81             30,000,000          47,169.81       27,923,435          65.7
  12      25,000,000                  63,775.51             25,000,000          63,775.51       25,000,000          78.9
  13      24,600,000                     140.33             24,600,000             140.33       22,934,737          71.0
  14      24,100,000                     201.57             24,100,000             201.57       24,100,000          65.0
  15      23,500,000                      33.07             23,500,000              33.07       21,371,703          72.0
  16      23,000,000                  70,552.15             23,000,000          70,552.15       23,000,000          60.6
  17      23,000,000                     166.31             23,000,000             166.31       23,000,000          79.9
  18      22,000,000                  80,586.08             22,000,000          80,586.08       19,589,372          66.6
  19      22,000,000                  68,750.00             22,000,000          68,750.00       20,577,485          73.2
  20      21,500,000                     268.59             21,500,000             268.59       20,080,135          58.5
  21      19,805,000                  74,454.89             19,805,000          74,454.89       19,805,000          79.9
  22      19,660,000                     154.80             19,660,000             154.80       19,660,000          64.9
  23      19,650,000                  45,486.11             19,650,000          45,486.11       18,301,383          63.1
  24      19,600,000                      93.50             19,600,000              93.50       19,600,000          80.0
  25      19,500,000                     170.51             19,500,000             170.51       19,500,000          61.9
  26      19,200,000                     161.50             19,200,000             161.50       17,816,721          71.3
  27      19,045,000                     167.44             19,045,000             167.44       19,045,000          65.0
  28      19,000,000                 157,024.79             19,000,000         157,024.79       17,710,688          57.3
  29      18,700,000                      38.33             18,700,000              38.33       18,700,000          72.5
  30      18,350,000                     236.23             18,350,000             236.23       17,515,472          72.4
  31      17,950,000                      88.10             17,950,000              88.10       17,076,684          72.2
  32      17,600,000                     120.73             17,600,000             120.73       17,600,000          80.0
  33      17,200,000                     142.71             17,200,000             142.71       16,119,226          59.7
  34      15,500,000                  52,364.86             15,471,261          52,267.77       13,124,686          65.6
  35      15,200,000                     123.64             15,200,000             123.64       14,277,347          72.5
  36      15,000,000                 357,142.86             15,000,000         357,142.86       12,904,870          60.3
  37      15,000,000                 108,695.65             15,000,000         108,695.65       13,356,685          60.9
  38      14,930,000                     191.02             14,930,000             191.02       14,930,000          61.8
38.01      7,560,000                                         7,560,000                           7,560,000
38.02      7,370,000                                         7,370,000                           7,370,000
  39      14,240,000                      60.40             14,240,000              60.40       13,340,103          74.1
39.01      6,940,000                                         6,940,000                           6,501,427
39.02      4,940,000                                         4,940,000                           4,627,817
39.03      2,360,000                                         2,360,000                           2,210,860
  40      14,200,000                     147.25             14,200,000             147.25       12,778,481          72.0
  41      13,900,000                     262.26             13,900,000             262.26       11,897,110          56.7
  42      13,800,000                  70,050.76             13,800,000          70,050.76       13,800,000          79.3
  43      13,800,000                      95.40             13,800,000              95.40       13,135,238          76.4
  44      13,370,000                     109.75             13,370,000             109.75       12,481,623          74.7
  45      13,250,000                  77,034.88             13,250,000          77,034.88       13,250,000          71.6
  46      13,150,000                     168.60             13,150,000             168.60       12,363,470          75.9
  47      13,000,000                  82,278.48             13,000,000          82,278.48       11,278,211          54.7
  48      12,750,000                 131,443.30             12,740,276         131,343.06       10,914,102          62.0
  49      12,100,000                     105.51             12,100,000             105.51       11,505,985          69.0
  50      12,000,000                      91.96             12,000,000              91.96        9,442,538          51.3
  51      12,000,000                  90,225.56             12,000,000          90,225.56       10,313,179          60.7
  52      11,700,000                 377,419.35             11,700,000         377,419.35       10,716,263          67.4
  53      11,500,000                     134.92             11,500,000             134.92        7,570,592          40.2
53.01      4,080,000                                         4,080,000                           2,685,914
53.02      2,055,000                                         2,055,000                           1,352,832
53.03      2,025,000                                         2,025,000                           1,333,083
53.04      1,695,000                                         1,695,000                           1,115,839
53.05      1,645,000                                         1,645,000                           1,082,924
  54      11,200,000                     125.89             11,200,000             125.89       11,200,000          78.9
  55      11,120,000                  39,572.95             11,120,000          39,572.95       11,120,000          80.0
  56      11,080,000                  69,250.00             11,080,000          69,250.00       10,328,531          73.4
56.01      3,150,000                                         3,150,000                           2,936,360
56.02      2,260,000                                         2,260,000                           2,106,722
56.03      1,920,000                                         1,920,000                           1,789,782
56.04      1,900,000                                         1,900,000                           1,771,138
56.05      1,850,000                                         1,850,000                           1,724,529
  57      11,000,000                  42,968.75             11,000,000          42,968.75        9,735,617          70.7
  58      11,000,000                     137.93             11,000,000             137.93       10,342,552          68.9
  59      10,670,000                     178.19             10,670,000             178.19       10,670,000          54.7
  60      10,500,000                     243.39             10,500,000             243.39        9,867,709          57.0
  61      10,500,000                     114.18             10,500,000             114.18        9,443,663          58.3
  62      10,000,000                     188.68             10,000,000             188.68        8,950,759          68.1
  63      10,000,000                     193.55             10,000,000             193.55        9,318,199          73.1
  64       9,900,000                     216.89              9,900,000             216.89        8,763,967          63.5
  65       9,600,000                     306.66              9,600,000             306.66        9,600,000          75.0
  66       9,430,000                  27,735.29              9,430,000          27,735.29        9,430,000          70.4
  67       9,250,000                      58.74              9,250,000              58.74        7,884,636          51.9
  68       9,000,000                  41,666.67              9,000,000          41,666.67        9,000,000          78.8
  69       9,000,000                  43,478.26              8,962,340          43,296.33        7,184,938          47.9
  70       8,800,000                  28,571.43              8,800,000          28,571.43        7,938,702          71.5
  71       8,800,000                      93.53              8,800,000              93.53        8,800,000          79.3
  72       8,425,000                     112.21              8,425,000             112.21        7,878,190          72.3
  73       8,350,000                      74.07              8,350,000              74.07        7,796,906          55.1
  74       8,280,000                      91.45              8,280,000              91.45        8,280,000          80.0
  75       8,250,000                  30,783.58              8,235,832          30,730.71        7,055,343          60.3
  76       7,150,000                     101.75              7,150,000             101.75        6,509,720          67.8
  77       7,100,000                      68.42              7,100,000              68.42        6,249,190          63.4
  78       6,900,000                     272.73              6,900,000             272.73        6,900,000          75.0
  79       6,870,000                     566.64              6,870,000             566.64        6,150,048          67.6
  80       6,850,000                     231.79              6,850,000             231.79        6,167,580          68.4
  81       6,800,000                  50,746.27              6,800,000          50,746.27        6,054,058          61.0
  82       6,800,000                     331.63              6,774,318             330.37        5,747,765          53.7
  83       6,720,000                      92.98              6,720,000              92.98        6,260,065          74.5
  84       6,500,000                      54.88              6,500,000              54.88        5,721,090          61.7
  85       6,500,000                  23,214.29              6,494,781          23,195.65        6,091,588          39.3
  86       6,300,000                      80.58              6,274,979              80.26        5,288,223          66.9
  87       6,156,000                  31,090.91              6,145,160          31,036.16        5,247,906          59.0
  88       6,100,000                  91,044.78              6,095,449          90,976.86        5,233,556          53.4
  89       6,070,000                     258.43              6,067,231             258.31        5,501,747          72.0
  90       6,000,000                      32.07              6,000,000              32.07        5,309,163          48.3
  91       6,000,000                     114.12              6,000,000             114.12        5,597,509          74.6
  92       5,875,000                  29,375.00              5,875,000          29,375.00        5,431,318          70.1
  93       5,850,000                      84.92              5,850,000              84.92        5,243,621          60.6
  94       5,775,000                  58,333.33              5,775,000          58,333.33        5,012,096          65.1
  95       5,700,000                      65.67              5,700,000              65.67        5,308,311          70.2
  96       5,480,000                     378.19              5,480,000             378.19        5,480,000          79.0
  97       5,407,000                 600,777.78              5,407,000         600,777.78        5,029,582          68.5
  98       5,400,000                      57.30              5,400,000              57.30           77,813           0.9
  99       5,317,000                  45,836.21              5,317,000          45,836.21        4,822,135          72.5
 100       5,300,000                      57.43              5,300,000              57.43        5,300,000          65.4
 101       5,300,000                     153.19              5,300,000             153.19        4,967,189          55.2
 102       5,300,000                  60,919.54              5,296,166          60,875.47        4,561,309          63.8
 103       5,190,000                  66,538.46              5,186,150          66,489.10        4,455,335          56.4
 104       5,180,000                     213.26              5,180,000             213.26        4,822,858          68.7
 105       5,000,000                  52,083.33              5,000,000          52,083.33        4,685,562          69.7
 106       4,865,896                     105.38              4,865,896             105.38        4,559,127          70.1
 107       4,840,000                      71.54              4,840,000              71.54        4,381,131          72.4
 108       4,750,000                     155.07              4,750,000             155.07        4,266,068          49.6
 109       4,720,000                     119.26              4,720,000             119.26        4,149,539          67.5
 110       4,700,000                  35,338.35              4,700,000          35,338.35        4,146,500          69.1
 111       4,650,000                      96.80              4,650,000              96.80        4,091,149          68.4
 112       4,600,000                     264.37              4,596,473             264.17        3,935,384          43.8
112.01     2,305,122                                         2,303,355                           1,972,074
112.02     1,239,644                                         1,238,693                           1,060,538
112.03     1,055,234                                         1,054,425                             902,772
 113       4,305,000                     265.87              4,305,000             265.87        4,305,000          49.4
 114       4,300,000                      61.99              4,300,000              61.99        4,031,387          46.1
 115       4,290,000                  48,750.00              4,290,000          48,750.00        3,904,661          68.4
 116       4,250,000                  51,829.27              4,242,465          51,737.38        3,619,913          65.8
 117       4,200,000                      93.50              4,200,000              93.50        3,915,147          62.8
117.01     1,600,000                                         1,600,000                           1,491,485
117.02     1,050,000                                         1,050,000                             978,787
117.03       950,000                                           950,000                             885,569
117.04       600,000                                           600,000                             559,307
 118       4,100,000                      73.13              4,100,000              73.13           59,078           1.1
 119       4,000,000                     173.27              3,996,552             173.12        3,378,213          65.0
 120       3,900,000                      83.38              3,900,000              83.38        3,807,589          71.8
 121       3,880,000                     150.77              3,877,931             150.69        3,479,982          60.6
 122       3,820,000                     332.72              3,820,000             332.72        3,359,085          67.2
 123       3,760,000                     182.81              3,752,569             182.45        3,156,086          64.1
 124       3,720,000                     297.36              3,720,000             297.36        3,271,150          66.8
 125       3,500,000                     240.55              3,500,000             240.55        3,358,825          71.5
 126       3,400,000                     285.12              3,400,000             285.12        3,400,000          68.7
 127       3,400,000                     365.67              3,400,000             365.67        3,205,715          64.1
 128       3,350,000                     319.05              3,350,000             319.05        3,350,000          74.3
 129       3,310,000                     205.25              3,310,000             205.25        2,824,525          47.7
 130       3,300,000                     263.70              3,300,000             263.70        2,964,251          80.1
 131       3,170,000                      38.45              3,164,291              38.38        2,694,520          63.7
 132       3,100,000                      39.04              3,100,000              39.04        2,729,797          65.8
 133       3,050,000                     255.21              3,050,000             255.21        2,843,018          72.9
 134       3,025,000                     423.67              3,025,000             423.67        2,718,397          61.8
 135       3,000,000                     262.38              3,000,000             262.38        2,652,154          66.1
 136       3,000,000                     176.56              3,000,000             176.56        2,702,368          54.0
 137       3,000,000                 107,142.86              2,997,500         107,053.58        2,543,492          39.9
 138       3,000,000                      87.28              2,997,340              87.20        2,525,266          52.1
 139       3,000,000                     187.91              2,991,791             187.40        2,536,748          63.4
 140       2,952,000                     245.26              2,952,000             245.26        2,664,347          54.9
 141       2,920,000                     216.30              2,920,000             216.30        2,576,827          55.3
 142       2,890,000                     456.56              2,890,000             456.56        2,466,126          47.3
 143       2,880,000                     293.01              2,880,000             293.01        2,614,375          65.2
 144       2,858,000                     121.62              2,858,000             121.62        2,677,830          71.4
 145       2,850,000                     176.02              2,850,000             176.02        2,525,296          55.3
 146       2,850,000                      38.90              2,840,565              38.77           39,384           0.5
 147       2,800,000                      50.34              2,800,000              50.34        2,484,510          60.6
 148       2,800,000                  40,579.71              2,797,460          40,542.90        2,350,459          60.3
 149       2,725,000                      49.59              2,725,000              49.59        2,542,627          67.1
 150       2,710,000                      40.31              2,705,119              40.24        2,303,517          60.6
 151       2,700,000                  77,142.86              2,700,000          77,142.86        2,700,000          52.9
 152       2,700,000                 108,000.00              2,695,310         107,812.40        2,305,707          55.3
 153       2,693,000                      58.54              2,693,000              58.54        2,293,697          54.6
 154       2,680,000                     189.47              2,680,000             189.47        2,437,739          69.7
 155       2,635,000                     222.36              2,635,000             222.36        2,463,571          73.5
 156       2,625,000                     269.51              2,625,000             269.51        2,384,035          49.7
 157       2,600,000                      46.95              2,589,984              46.77        2,191,744          58.8
 158       2,560,000                      29.77              2,555,389              29.71        2,176,017          58.8
 159       2,550,000                  70,833.33              2,545,581          70,710.57        2,178,239          58.2
 160       2,550,000                 196,153.85              2,542,875         195,605.77        2,150,418          65.7
 161       2,500,000                     143.79              2,495,784             143.55        2,142,868          56.5
 162       2,475,000                      92.14              2,475,000              92.14        2,115,947          64.1
 163       2,470,000                      32.68              2,465,551              32.62        2,099,515          63.6
 164       2,400,000                     160.43              2,400,000             160.43        2,252,806          75.1
 165       2,400,000                  96,000.00              2,392,980          95,719.18        2,011,626          43.7
 166       2,380,000                      38.07              2,375,714              38.01        2,023,015          61.3
 167       2,340,000                      41.06              2,335,786              40.99        1,989,015          58.5
 168       2,327,000                     203.41              2,327,000             203.41        1,988,847          46.6
 169       2,300,000                     151.42              2,300,000             151.42        1,968,587          66.1
 170       2,300,000                     386.29              2,300,000             386.29        2,300,000          66.1
 171       2,300,000                  74,193.55              2,300,000          74,193.55        2,300,000          57.5
 172       2,270,000                     313.10              2,265,649             312.50        1,913,523          64.9
 173       2,130,000                      44.47              2,126,207              44.39        1,813,160          26.0
 174       2,075,000                     216.55              2,075,000             216.55        2,075,000          46.7
 175       2,058,000                     193.75              2,058,000             193.75        1,826,008          70.2
 176       2,050,000                      17.83              2,050,000              17.83        1,914,106          63.3
 177       2,050,000                     250.00              2,050,000             250.00        1,844,302          64.7
 178       2,000,000                     208.33              2,000,000             208.33        1,803,961          65.6
 179       2,000,000                     113.42              2,000,000             113.42        1,711,815          49.6
 180       2,000,000                  15,151.52              1,994,308          15,108.39        1,682,522          22.7
 181       1,950,000                     321.52              1,950,000             321.52        1,821,419          74.3
 182       1,890,000                      26.25              1,885,147              26.18        1,610,913          60.8
 183       1,875,000                      37.97              1,873,593              37.94        1,607,762          65.4
 184       1,860,000                     177.14              1,860,000             177.14        1,680,640          72.1
 185       1,850,000                  42,045.45              1,850,000          42,045.45        1,850,000          80.1
 186       1,800,000                     157.76              1,796,714             157.47        1,527,317          48.9
 187       1,750,000                     309.68              1,750,000             309.68        1,585,001          52.0
 188       1,750,000                     313.96              1,750,000             313.96        1,637,894          68.8
 189       1,710,000                     228.43              1,710,000             228.43        1,560,314          49.7
 190       1,700,000                  16,831.68              1,700,000          16,831.68        1,700,000          66.7
 191       1,700,000                      84.01              1,695,340              83.78           64,067           1.2
 192       1,700,000                     161.17              1,693,282             160.53        1,320,943          56.0
 193       1,650,000                  51,562.50              1,650,000          51,562.50        1,650,000          58.5
 194       1,650,000                      79.26              1,648,755              79.20        1,414,026          45.6
 195       1,600,000                     192.01              1,595,581             191.48        1,351,313          63.4
 196       1,480,000                     147.41              1,476,519             147.06        1,274,469          65.0
 197       1,400,000                 233,333.33              1,400,000         233,333.33        1,400,000          73.7
 198       1,400,000                 155,555.56              1,397,645         155,293.86           94,633           4.4
 199       1,400,000                  45,161.29              1,397,369          45,076.43        1,183,339          47.3
 200       1,380,000                     173.67              1,376,380             173.22        1,173,137          59.9
 201       1,300,000                  92,857.14              1,300,000          92,857.14        1,177,818          46.9
 202       1,300,000                     130.00              1,296,678             129.67        1,108,679          56.1
 203       1,250,000                 104,166.67              1,247,794         103,982.83        1,065,299          49.0
 204       1,200,000                     122.15              1,196,904             121.83        1,022,208          49.4
 205       1,180,000                     153.81              1,176,764             153.38          997,489          63.9
 206       1,125,000                      34.09              1,121,964              34.00          873,160          58.2
 207       1,105,000                     106.75              1,105,000             106.75        1,036,693          22.7
 208       1,100,000                     110.17              1,089,065             109.07          492,912          18.9
 209       1,050,000                 105,000.00              1,047,902         104,790.22          880,003          48.6
 210       1,000,000                 125,000.00                997,408         124,675.99           61,727           2.7
 211       1,000,000                      50.00                996,211              49.81          782,998          41.9
 212         900,000                     169.81                898,482             169.52          771,433          49.1
 213         848,000                 141,333.33                848,000         141,333.33           41,406           3.9
 214         820,000                 136,666.67                818,362         136,393.63          687,240          53.3
 215         788,000                  98,500.00                786,426          98,303.21          660,421          49.3
 216         700,000                  87,500.00                698,790          87,348.70          598,120          49.0
 217         690,000                 138,000.00                688,621         137,724.29          578,288          54.3
 218         495,000                  99,000.00                494,011          98,802.21          414,858          47.4

                        % OF APPLICABLE                                        NET                               MONTHLY
         % OF INITIAL      LOAN GROUP           INTEREST          ADMIN.     MORTGAGE      ACCRUAL               P&I DEBT
LOAN #   POOL BALANCE       BALANCE       RATE %(15),(16),(18)   FEE %(9)   RATE %(10)      TYPE      SERVICE ($)(4),(15),(16),(21)
-----------------------------------------------------------------------------------------------------------------------------------

   1         13.8%           32.4%               5.8315           0.0209      5.8107     Actual/360            1,972,347.73
 1.01        0.7%             1.7%
 1.02        0.7%             1.7%
 1.03        0.5%             1.2%
 1.04        0.5%             1.1%
 1.05        0.4%             0.8%
 1.06        0.3%             0.7%
 1.07        0.3%             0.6%
 1.08        0.3%             0.6%
 1.09        0.3%             0.6%
 1.10        0.3%             0.6%
 1.11        0.3%             0.6%
 1.12        0.2%             0.6%
 1.13        0.2%             0.6%
 1.14        0.2%             0.6%
 1.15        0.2%             0.6%
 1.16        0.2%             0.6%
 1.17        0.2%             0.5%
 1.18        0.2%             0.5%
 1.19        0.2%             0.5%
 1.20        0.2%             0.5%
 1.21        0.2%             0.5%
 1.22        0.2%             0.5%
 1.23        0.2%             0.5%
 1.24        0.2%             0.5%
 1.25        0.2%             0.5%
 1.26        0.2%             0.4%
 1.27        0.2%             0.4%
 1.28        0.2%             0.4%
 1.29        0.2%             0.4%
 1.30        0.2%             0.4%
 1.31        0.2%             0.4%
 1.32        0.2%             0.4%
 1.33        0.2%             0.4%
 1.34        0.2%             0.4%
 1.35        0.2%             0.4%
 1.36        0.2%             0.4%
 1.37        0.2%             0.4%
 1.38        0.2%             0.4%
 1.39        0.2%             0.4%
 1.40        0.1%             0.3%
 1.41        0.1%             0.3%
 1.42        0.1%             0.3%
 1.43        0.1%             0.3%
 1.44        0.1%             0.3%
 1.45        0.1%             0.3%
 1.46        0.1%             0.3%
 1.47        0.1%             0.3%
 1.48        0.1%             0.3%
 1.49        0.1%             0.3%
 1.50        0.1%             0.3%
 1.51        0.1%             0.3%
 1.52        0.1%             0.3%
 1.53        0.1%             0.3%
 1.54        0.1%             0.3%
 1.55        0.1%             0.3%
 1.56        0.1%             0.3%
 1.57        0.1%             0.3%
 1.58        0.1%             0.3%
 1.59        0.1%             0.3%
 1.60        0.1%             0.3%
 1.61        0.1%             0.3%
 1.62        0.1%             0.3%
 1.63        0.1%             0.3%
 1.64        0.1%             0.2%
 1.65        0.1%             0.2%
 1.66        0.1%             0.2%
 1.67        0.1%             0.2%
 1.68        0.1%             0.2%
 1.69        0.1%             0.2%
 1.70        0.1%             0.2%
 1.71        0.1%             0.2%
 1.72        0.1%             0.2%
 1.73        0.1%             0.2%
   2         10.3%           24.2%               6.5111           0.0209      6.4902     Actual/360            1,379,082.91
   2         8.2%            19.3%               6.5226           0.0209      6.5018     Actual/360            1,105,218.33
   2         2.1%             4.8%               6.4650           0.0209      6.4442     Actual/360             273,864.58
 2.001       0.3%             0.6%
 2.002       0.2%             0.4%
 2.003       0.2%             0.4%
 2.004       0.2%             0.4%
 2.005       0.1%             0.4%
 2.006       0.1%             0.3%
 2.007       0.1%             0.3%
 2.008       0.1%             0.3%
 2.009       0.1%             0.3%
 2.010       0.1%             0.3%
 2.011       0.1%             0.3%
 2.012       0.1%             0.3%
 2.013       0.1%             0.3%
 2.014       0.1%             0.2%
 2.015       0.1%             0.2%
 2.016       0.1%             0.2%
 2.017       0.1%             0.2%
 2.018       0.1%             0.2%
 2.019       0.1%             0.2%
 2.020       0.1%             0.2%
 2.021       0.1%             0.2%
 2.022       0.1%             0.2%
 2.023       0.1%             0.2%
 2.024       0.1%             0.2%
 2.025       0.1%             0.2%
 2.026       0.1%             0.2%
 2.027       0.1%             0.2%
 2.028       0.1%             0.2%
 2.029       0.1%             0.2%
 2.030       0.1%             0.2%
 2.031       0.1%             0.2%
 2.032       0.1%             0.2%
 2.033       0.1%             0.2%
 2.034       0.1%             0.2%
 2.035       0.1%             0.1%
 2.036       0.1%             0.1%
 2.037       0.1%             0.1%
 2.038       0.1%             0.1%
 2.039       0.1%             0.1%
 2.040       0.1%             0.1%
 2.041       0.1%             0.1%
 2.042       0.1%             0.1%
 2.043       0.1%             0.1%
 2.044       0.1%             0.1%
 2.045       0.1%             0.1%
 2.046       0.1%             0.1%
 2.047       0.1%             0.1%
 2.048       0.1%             0.1%
 2.049       0.1%             0.1%
 2.050       0.1%             0.1%
 2.051       0.1%             0.1%
 2.052       0.1%             0.1%
 2.053       0.1%             0.1%
 2.054       0.1%             0.1%
 2.055       0.1%             0.1%
 2.056       0.1%             0.1%
 2.057       0.1%             0.1%
 2.058       0.1%             0.1%
 2.059       0.1%             0.1%
 2.060       0.1%             0.1%
 2.061       0.1%             0.1%
 2.062       0.1%             0.1%
 2.063       0.0%             0.1%
 2.064       0.0%             0.1%
 2.065       0.0%             0.1%
 2.066       0.0%             0.1%
 2.067       0.0%             0.1%
 2.068       0.0%             0.1%
 2.069       0.0%             0.1%
 2.070       0.0%             0.1%
 2.071       0.0%             0.1%
 2.072       0.0%             0.1%
 2.073       0.0%             0.1%
 2.074       0.0%             0.1%
 2.075       0.0%             0.1%
 2.076       0.0%             0.1%
 2.077       0.0%             0.1%
 2.078       0.0%             0.1%
 2.079       0.0%             0.1%
 2.080       0.0%             0.1%
 2.081       0.0%             0.1%
 2.082       0.0%             0.1%
 2.083       0.0%             0.1%
 2.084       0.0%             0.1%
 2.085       0.0%             0.1%
 2.086       0.0%             0.1%
 2.087       0.0%             0.1%
 2.088       0.0%             0.1%
 2.089       0.0%             0.1%
 2.090       0.0%             0.1%
 2.091       0.0%             0.1%
 2.092       0.0%             0.1%
 2.093       0.0%             0.1%
 2.094       0.0%             0.1%
 2.095       0.0%             0.1%
 2.096       0.0%             0.1%
 2.097       0.0%             0.1%
 2.098       0.0%             0.1%
 2.099       0.0%             0.1%
 2.100       0.0%             0.1%
 2.101       0.0%             0.1%
 2.102       0.0%             0.1%
 2.103       0.0%             0.1%
 2.104       0.0%             0.1%
 2.105       0.0%             0.1%
 2.106       0.0%             0.1%
 2.107       0.0%             0.1%
 2.108       0.0%             0.1%
 2.109       0.0%             0.1%
 2.110       0.0%             0.1%
 2.111       0.0%             0.1%
 2.112       0.0%             0.1%
 2.113       0.0%             0.1%
 2.114       0.0%             0.1%
 2.115       0.0%             0.1%
 2.116       0.0%             0.1%
 2.117       0.0%             0.1%
 2.118       0.0%             0.1%
 2.119       0.0%             0.1%
 2.120       0.0%             0.1%
 2.121       0.0%             0.1%
 2.122       0.0%             0.1%
 2.123       0.0%             0.1%
 2.124       0.0%             0.1%
 2.125       0.0%             0.1%
 2.126       0.0%             0.1%
 2.127       0.0%             0.1%
 2.128       0.0%             0.1%
 2.129       0.0%             0.1%
 2.130       0.0%             0.1%
 2.131       0.0%             0.1%
 2.132       0.0%             0.1%
 2.133       0.0%             0.1%
 2.134       0.0%             0.1%
 2.135       0.0%             0.1%
 2.136       0.0%             0.1%
 2.137       0.0%             0.1%
 2.138       0.0%             0.1%
 2.139       0.0%             0.1%
 2.140       0.0%             0.1%
 2.141       0.0%             0.1%
 2.142       0.0%             0.1%
 2.143       0.0%             0.1%
 2.144       0.0%             0.1%
 2.145       0.0%             0.1%
 2.146       0.0%             0.1%
 2.147       0.0%             0.1%
 2.148       0.0%             0.1%
 2.149       0.0%             0.1%
 2.150       0.0%             0.1%
 2.151       0.0%             0.1%
 2.152       0.0%             0.1%
 2.153       0.0%             0.1%
 2.154       0.0%             0.1%
 2.155       0.0%             0.1%
 2.156       0.0%             0.1%
 2.157       0.0%             0.1%
 2.158       0.0%             0.1%
 2.159       0.0%             0.1%
 2.160       0.0%             0.1%
 2.161       0.0%             0.1%
 2.162       0.0%             0.1%
 2.163       0.0%             0.1%
 2.164       0.0%             0.1%
 2.165       0.0%             0.1%
 2.166       0.0%             0.1%
 2.167       0.0%             0.1%
 2.168       0.0%             0.1%
 2.169       0.0%             0.1%
 2.170       0.0%             0.1%
 2.171       0.0%             0.1%
 2.172       0.0%             0.1%
 2.173       0.0%             0.1%
 2.174       0.0%             0.1%
 2.175       0.0%             0.0%
 2.176       0.0%             0.0%
 2.177       0.0%             0.0%
 2.178       0.0%             0.0%
 2.179       0.0%             0.0%
 2.180       0.0%             0.0%
 2.181       0.0%             0.0%
 2.182       0.0%             0.0%
 2.183       0.0%             0.0%
 2.184       0.0%             0.0%
 2.185       0.0%             0.0%
 2.186       0.0%             0.0%
 2.187       0.0%             0.0%
 2.188       0.0%             0.0%
 2.189       0.0%             0.0%
 2.190       0.0%             0.0%
 2.191       0.0%             0.0%
 2.192       0.0%             0.0%
 2.193       0.0%             0.0%
 2.194       0.0%             0.0%
 2.195       0.0%             0.0%
 2.196       0.0%             0.0%
 2.197       0.0%             0.0%
 2.198       0.0%             0.0%
 2.199       0.0%             0.0%
 2.200       0.0%             0.0%
 2.201       0.0%             0.0%
 2.202       0.0%             0.0%
 2.203       0.0%             0.0%
 2.204       0.0%             0.0%
 2.205       0.0%             0.0%
 2.206       0.0%             0.0%
 2.207       0.0%             0.0%
 2.208       0.0%             0.0%
 2.209       0.0%             0.0%
 2.210       0.0%             0.0%
 2.211       0.0%             0.0%
 2.212       0.0%             0.0%
 2.213       0.0%             0.0%
 2.214       0.0%             0.0%
 2.215       0.0%             0.0%
 2.216       0.0%             0.0%
 2.217       0.0%             0.0%
 2.218       0.0%             0.0%
 2.219       0.0%             0.0%
 2.220       0.0%             0.0%
 2.221       0.0%             0.0%
 2.222       0.0%             0.0%
 2.223       0.0%             0.0%
 2.224       0.0%             0.0%
 2.225       0.0%             0.0%
 2.226       0.0%             0.0%
 2.227       0.0%             0.0%
 2.228       0.0%             0.0%
 2.229       0.0%             0.0%
 2.230       0.0%             0.0%
 2.231       0.0%             0.0%
 2.232       0.0%             0.0%
 2.233       0.0%             0.0%
 2.234       0.0%             0.0%
 2.235       0.0%             0.0%
 2.236       0.0%             0.0%
 2.237       0.0%             0.0%
 2.238       0.0%             0.0%
 2.239       0.0%             0.0%
 2.240       0.0%             0.0%
 2.241       0.0%             0.0%
 2.242       0.0%             0.0%
 2.243       0.0%             0.0%
 2.244       0.0%             0.0%
 2.245       0.0%             0.0%
 2.246       0.0%             0.0%
 2.247       0.0%             0.0%
 2.248       0.0%             0.0%
 2.249       0.0%             0.0%
 2.250       0.0%             0.0%
 2.251       0.0%             0.0%
 2.252       0.0%             0.0%
 2.253       0.0%             0.0%
 2.254       0.0%             0.0%
 2.255       0.0%             0.0%
 2.256       0.0%             0.0%
 2.257       0.0%             0.0%
 2.258       0.0%             0.0%
 2.259       0.0%             0.0%
 2.260       0.0%             0.0%
 2.261       0.0%             0.0%
 2.262       0.0%             0.0%
 2.263       0.0%             0.0%
 2.264       0.0%             0.0%
 2.265       0.0%             0.0%
 2.266       0.0%             0.0%
 2.267       0.0%             0.0%
 2.268       0.0%             0.0%
 2.269       0.0%             0.0%
 2.270       0.0%             0.0%
 2.271       0.0%             0.0%
 2.272       0.0%             0.0%
 2.273       0.0%             0.0%
 2.274       0.0%             0.0%
   3         4.1%             7.1%               5.7300           0.0509      5.6792     Actual/360             581,720.65
 3.01        1.1%             1.8%
 3.02        0.8%             1.5%
 3.03        0.6%             1.0%
 3.04        0.5%             0.9%
 3.05        0.3%             0.5%
 3.06        0.3%             0.5%
 3.07        0.2%             0.4%
 3.08        0.2%             0.3%
 3.09        0.1%             0.2%
   4         3.3%             5.7%               6.2093           0.0209      6.1885     Actual/360             417,170.10
   5         3.1%             5.3%               5.7740           0.0209      5.7532     Actual/360             438,823.78
 5.01        0.3%             0.6%
 5.02        0.3%             0.5%
 5.03        0.3%             0.5%
 5.04        0.2%             0.4%
 5.05        0.2%             0.4%
 5.06        0.2%             0.3%
 5.07        0.2%             0.3%
 5.08        0.2%             0.3%
 5.09        0.2%             0.3%
 5.10        0.2%             0.3%
 5.11        0.1%             0.2%
 5.12        0.1%             0.2%
 5.13        0.1%             0.2%
 5.14        0.1%             0.2%
 5.15        0.1%             0.2%
 5.16        0.1%             0.2%
 5.17        0.1%             0.1%
   6         2.3%             5.5%               5.6700           0.0509      5.6192     Actual/360              329745.4
   7         1.6%             2.8%               6.7700           0.0209      6.7492     Actual/360             265,812.48
 7.01        0.0%             0.1%
 7.02        0.0%             0.1%
 7.03        0.0%             0.1%
 7.04        0.0%             0.1%
 7.05        0.0%             0.1%
 7.06        0.0%             0.1%
 7.07        0.0%             0.1%
 7.08        0.0%             0.1%
 7.09        0.0%             0.1%
 7.10        0.0%             0.1%
 7.11        0.0%             0.1%
 7.12        0.0%             0.1%
 7.13        0.0%             0.1%
 7.14        0.0%             0.1%
 7.15        0.0%             0.1%
 7.16        0.0%             0.1%
 7.17        0.0%             0.1%
 7.18        0.0%             0.1%
 7.19        0.0%             0.1%
 7.20        0.0%             0.1%
 7.21        0.0%             0.1%
 7.22        0.0%             0.1%
 7.23        0.0%             0.1%
 7.24        0.0%             0.0%
 7.25        0.0%             0.0%
 7.26        0.0%             0.0%
 7.27        0.0%             0.0%
 7.28        0.0%             0.0%
 7.29        0.0%             0.0%
 7.30        0.0%             0.0%
 7.31        0.0%             0.0%
 7.32        0.0%             0.0%
 7.33        0.0%             0.0%
 7.34        0.0%             0.0%
 7.35        0.0%             0.0%
 7.36        0.0%             0.0%
 7.37        0.0%             0.0%
 7.38        0.0%             0.0%
 7.39        0.0%             0.0%
 7.40        0.0%             0.0%
 7.41        0.0%             0.0%
 7.42        0.0%             0.0%
 7.43        0.0%             0.0%
 7.44        0.0%             0.0%
 7.45        0.0%             0.0%
 7.46        0.0%             0.0%
 7.47        0.0%             0.0%
 7.48        0.0%             0.0%
 7.49        0.0%             0.0%
 7.50        0.0%             0.0%
 7.51        0.0%             0.0%
 7.52        0.0%             0.0%
 7.53        0.0%             0.0%
 7.54        0.0%             0.0%
 7.55        0.0%             0.0%
 7.56        0.0%             0.0%
 7.57        0.0%             0.0%
 7.58        0.0%             0.0%
 7.59        0.0%             0.0%
 7.60        0.0%             0.0%
 7.61        0.0%             0.0%
 7.62        0.0%             0.0%
   8         1.5%             2.6%               5.4270           0.0509      5.3762     Actual/360             165,523.50
             1.3%             3.0%               5.8700           0.0209      5.8492     Actual/360             186,233.75
   9         1.0%             2.3%               5.8700           0.0609      5.8092     Actual/360             138,936.29
  10         0.3%             0.8%               5.8700           0.0609      5.8092     Actual/360             47,297.46
  11         1.2%             2.9%               5.1100           0.0609      5.0492     Actual/360             166,448.52
  12         1.0%             2.4%               5.6900           0.0209      5.6692     Actual/360             120,517.36
  13         1.0%             1.8%               5.7500           0.0209      5.7292     Actual/360             143558.92
  14         1.0%             1.7%               5.5100           0.0509      5.4592     Actual/360             112,503.49
  15         1.0%             1.7%               6.3300           0.0209      6.3092     Actual/360             145,918.47
  16         0.9%             2.2%               5.6830           0.0259      5.6572     Actual/360             110,739.57
  17         0.9%             1.6%               5.6100           0.0509      5.5592     Actual/360             109,317.08
  18         0.9%             1.6%               6.2100           0.0209      6.1892     Actual/360             134,885.97
  19         0.9%             2.1%               6.0600           0.0609      5.9992     Actual/360             126,329.44
  20         0.9%             1.5%               5.8820           0.0209      5.8612     Actual/360             127,276.82
  21         0.8%             1.9%               5.9200           0.0209      5.8992     Actual/360             99,333.08
  22         0.8%             1.4%               5.5200           0.0509      5.4692     Actual/360             91,943.27
  23         0.8%             1.9%               5.6800           0.0209      5.6592     Actual/360             113799.76
  24         0.8%             1.4%               5.8240           0.0209      5.8032     Actual/360             96,710.76
  25         0.8%             1.4%               6.4240           0.0209      6.4032     Actual/360             106,129.83
  26         0.8%             1.4%               6.3100           0.0209      6.2892     Actual/360             113,502.33
  27         0.8%             1.4%               5.5200           0.0509      5.4692     Actual/360             89,067.12
  28         0.8%             1.4%               5.7400           0.0209      5.7192     Actual/360             110,758.17
  29         0.8%             1.3%               6.1650           0.0209      6.1442     Actual/360             97,672.44
  30         0.8%             1.3%               5.8670           0.0209      5.8462     Actual/360             102,996.00
  31         0.7%             1.3%               5.5900           0.0209      5.5692     Actual/360             97,455.34
  32         0.7%             1.3%               5.7900           0.0209      5.7692     Actual/360             86,335.33
  33         0.7%             1.2%               6.1400           0.0209      6.1192     Actual/360             104675.91
  34         0.6%             1.5%               5.9400           0.0209      5.9192     Actual/360             92,333.26
  35         0.6%             1.1%               6.3190           0.0509      6.2682     Actual/360             89,949.22
  36         0.6%             1.1%               6.4920           0.0209      6.4712     Actual/360             94,731.30
  37         0.6%             1.1%               6.2110           0.0209      6.1902     Actual/360             91,977.44
  38         0.6%             1.1%               5.8800           0.0209      5.8592     Actual/360             74,376.28
 38.01       0.3%             0.5%
 38.02       0.3%             0.5%
  39         0.6%             1.0%               6.1100           0.0209      6.0892     Actual/360             86,385.66
 39.01       0.3%             0.5%
 39.02       0.2%             0.4%
 39.03       0.1%             0.2%
  40         0.6%             1.0%               5.7800           0.0509      5.7292     Actual/360             83,138.17
  41         0.6%             1.0%               6.3100           0.0509      6.2592     Actual/360             86,127.85
  42         0.6%             1.3%               6.1900           0.0209      6.1692     Actual/360             72,371.42
  43         0.6%             1.0%               5.6300           0.0209      5.6092     Actual/360             75,287.59
  44         0.5%             1.0%               5.8500           0.0209      5.8292     Actual/360             78,875.10
  45         0.5%             1.3%               5.9300           0.0209      5.9092     Actual/360             66,568.37
  46         0.5%             0.9%               6.3900           0.0209      6.3692     Actual/360             82,167.94
  47         0.5%             0.9%               5.9900           0.0209      5.9692     Actual/360             77,858.01
  48         0.5%             0.9%               6.3100           0.0209      6.2892     Actual/360              79002.16
  49         0.5%             0.9%               5.5540           0.0209      5.5332     Actual/360             65,407.67
  50         0.5%             0.9%               6.4760           0.0209      6.4552     Actual/360             80,844.99
  51         0.5%             0.9%               6.4550           0.0209      6.4342     Actual/360             75,493.38
  52         0.5%             1.1%               5.6460           0.0209      5.6252     Actual/360             63,954.30
  53         0.5%             0.8%               6.1000           0.0209      6.0792     Actual/360             83,054.39
 53.01       0.2%             0.3%
 53.02       0.1%             0.1%
 53.03       0.1%             0.1%
 53.04       0.1%             0.1%
 53.05       0.1%             0.1%
  54         0.5%             0.8%               5.6200           0.0209      5.5992     Actual/360             53,327.56
  55         0.5%             1.1%               5.8340           0.0709      5.7632     Actual/360             54,962.76
  56         0.5%             1.1%               5.7400           0.0209      5.7192     Actual/360             64,589.50
 56.01       0.1%             0.3%
 56.02       0.1%             0.2%
 56.03       0.1%             0.2%
 56.04       0.1%             0.2%
 56.05       0.1%             0.2%
  57         0.5%             1.1%               5.9460           0.0609      5.8852     Actual/360             65,569.15
  58         0.5%             0.8%               6.3900           0.0209      6.3692     Actual/360              68733.64
  59         0.4%             0.8%               5.5100           0.0509      5.4592     Actual/360             49,809.63
  60         0.4%             0.7%               6.3560           0.0209      6.3352     Actual/360             65,375.91
  61         0.4%             0.7%               6.6760           0.0209      6.6552     Actual/360             67,587.12
  62         0.4%             0.7%               6.4490           0.0209      6.4282     Actual/360             62,871.77
  63         0.4%             0.7%               5.7150           0.0909      5.6242     Actual/360             58,135.13
  64         0.4%             0.7%               5.9500           0.0509      5.8992     Actual/360             59,037.63
  65         0.4%             0.7%               5.6500           0.0209      5.6292     Actual/360             45,953.33
  66         0.4%             0.9%               6.2600           0.0209      6.2392     Actual/360             50,013.05
  67         0.4%             0.7%               6.1670           0.0209      6.1462     Actual/360             56,455.45
  68         0.4%             0.9%               5.6000           0.0209      5.5792     Actual/360               42700
  69         0.4%             0.6%               5.7700           0.0209      5.7492     Actual/360             56,728.40
  70         0.4%             0.9%               5.9050           0.0209      5.8842     Actual/360             52,224.17
  71         0.4%             0.6%               5.8400           0.0509      5.7892     Actual/360             43,540.44
  72         0.3%             0.6%               5.9700           0.0509      5.9192     Actual/360             50,349.75
  73         0.3%             0.6%               5.8670           0.0209      5.8462     Actual/360             49,350.72
  74         0.3%             0.6%               5.8400           0.0509      5.7892     Actual/360             40,967.60
  75         0.3%             0.8%               6.2800           0.0209      6.2592     Actual/360             50,957.75
  76         0.3%             0.5%               6.3900           0.0209      6.3692     Actual/360             44,676.87
  77         0.3%             0.5%               5.7000           0.0209      5.6792     Actual/360             41,208.43
  78         0.3%             0.5%               5.2900           0.0209      5.2692     Actual/360              30924.46
  79         0.3%             0.5%               5.9400           0.0209      5.9192     Actual/360             38,895.61
  80         0.3%             0.5%               5.8100           0.0709      5.7392     Actual/360             40,236.22
  81         0.3%             0.7%               6.2000           0.0209      6.1792     Actual/360             41,647.89
  82         0.3%             0.5%               5.8800           0.1009      5.7792     Actual/360             40,246.30
  83         0.3%             0.5%               5.6940           0.0209      5.6732     Actual/360             38,977.36
  84         0.3%             0.5%               5.7000           0.0209      5.6792     Actual/360             37,726.03
  85         0.3%             0.6%               6.1200           0.0509      6.0692     Actual/360             39,473.67
  86         0.3%             0.4%               5.6500           0.0209      5.6292     Actual/360             36,365.85
  87         0.3%             0.6%               6.1700           0.0209      6.1492     Actual/360             37,583.83
  88         0.3%             0.6%               6.3900           0.0209      6.3692     Actual/360              38115.93
  89         0.2%             0.4%               6.4320           0.0209      6.4112     Actual/360             36,389.08
  90         0.2%             0.4%               5.9300           0.0209      5.9092     Actual/360             35,703.45
  91         0.2%             0.4%               5.8000           0.0209      5.7792     Actual/360             35,205.18
  92         0.2%             0.6%               6.2900           0.0509      6.2392     Actual/360             36,326.36
  93         0.2%             0.4%               5.5850           0.0209      5.5642     Actual/360             33,528.31
  94         0.2%             0.4%               6.8100           0.0209      6.7892     Actual/360             37,687.16
  95         0.2%             0.4%               5.6700           0.0209      5.6492     Actual/360             32,974.54
  96         0.2%             0.4%               5.7200           0.0209      5.6992     Actual/360             26,556.69
  97         0.2%             0.4%               5.5900           0.0509      5.5392     Actual/360             31,006.36
  98         0.2%             0.4%               6.0800           0.0509      6.0292     Actual/360              45801.99
  99         0.2%             0.5%               6.1800           0.0509      6.1292     Actual/360             32,496.00
  100        0.2%             0.4%               5.6400           0.0209      5.6192     Actual/360             25,325.17
  101        0.2%             0.4%               6.1400           0.0209      6.1192     Actual/360             32,254.79
  102        0.2%             0.5%               6.5000           0.0209      6.4792     Actual/360             33,499.61
  103        0.2%             0.5%               6.4100           0.0209      6.3892     Actual/360             32,497.75
  104        0.2%             0.4%               5.7900           0.0209      5.7692     Actual/360             28,808.95
  105        0.2%             0.5%               6.1350           0.0209      6.1142     Actual/360             30,412.87
  106        0.2%             0.3%               5.7350           0.0209      5.7142     Actual/360             28,008.48
  107        0.2%             0.3%               6.0800           0.0209      6.0592     Actual/360             29,267.65
  108        0.2%             0.3%               6.0670           0.0209      6.0462     Actual/360              27298.07
  109        0.2%             0.3%               6.5200           0.0209      6.4992     Actual/360             29,895.72
  110        0.2%             0.5%               5.8000           0.0209      5.7792     Actual/360             27,577.39
  111        0.2%             0.3%               5.6800           0.0809      5.5992     Actual/360             26,929.71
  112        0.2%             0.3%               6.2900           0.0209      6.2692     Actual/360             28,442.77
112.01       0.1%             0.2%
112.02       0.1%             0.1%
112.03       0.0%             0.1%
  113        0.2%             0.3%               6.4600           0.0209      6.4392     Actual/360             23,561.50
  114        0.2%             0.3%               6.1700           0.0509      6.1192     Actual/360             26,252.51
  115        0.2%             0.4%               6.3700           0.0209      6.3492     Actual/360              26749.99
  116        0.2%             0.3%               6.1400           0.0209      6.1192     Actual/360             25,864.69
  117        0.2%             0.3%               5.7400           0.0209      5.7192     Actual/360             24,483.39
117.01       0.1%             0.1%
117.02       0.0%             0.1%
117.03       0.0%             0.1%
117.04       0.0%             0.0%
  118        0.2%             0.3%               6.0800           0.0509      6.0292     Actual/360             34,775.59
  119        0.2%             0.3%               5.8500           0.0209      5.8292     Actual/360             23,597.64
  120        0.2%             0.3%               5.9400           0.0209      5.9192     Actual/360             23,232.24
  121        0.2%             0.3%               6.0100           0.0209      5.9892     Actual/360              22149.42
  122        0.2%             0.3%               5.6600           0.0209      5.6392     Actual/360             22,074.56
  123        0.2%             0.3%               5.6500           0.0209      5.6292     Actual/360             21,704.07
  124        0.2%             0.3%               5.6600           0.0209      5.6392     Actual/360             21,496.69
  125        0.1%             0.2%               6.3450           0.0209      6.3242     Actual/360             20,774.04
  126        0.1%             0.2%               5.8880           0.0209      5.8672     Actual/360             16,960.71
  127        0.1%             0.2%               6.6170           0.0209      6.5962     Actual/360             21,752.59
  128        0.1%             0.2%               5.9600           0.0209      5.9392     Actual/360             16,915.64
  129        0.1%             0.2%               6.2050           0.0209      6.1842     Actual/360             20,283.46
  130        0.1%             0.2%               5.6900           0.1009      5.5892     Actual/360             19,132.31
  131        0.1%             0.2%               6.0700           0.0209      6.0492     Actual/360              19148.65
  132        0.1%             0.2%               5.7200           0.0209      5.6992     Actual/360             18,031.72
  133        0.1%             0.2%               6.5540           0.0209      6.5332     Actual/360             18,539.96
  134        0.1%             0.2%               6.0900           0.0209      6.0692     Actual/360             17,431.46
  135        0.1%             0.2%               5.8900           0.0209      5.8692     Actual/360             17,774.90
  136        0.1%             0.2%               5.8300           0.0209      5.8092     Actual/360             17,659.95
  137        0.1%             0.2%               5.9800           0.0209      5.9592     Actual/360             17,947.96
  138        0.1%             0.2%               5.7400           0.0209      5.7192     Actual/360             17,488.13
  139        0.1%             0.2%               5.8900           0.1009      5.7892     Actual/360             17,774.90
  140        0.1%             0.2%               5.9300           0.1009      5.8292     Actual/360             17,566.10
  141        0.1%             0.2%               5.8100           0.0709      5.7392     Actual/360              17151.79
  142        0.1%             0.2%               6.2050           0.0209      6.1842     Actual/360             17,709.73
  143        0.1%             0.2%               6.5000           0.0209      6.4792     Actual/360             17,399.64
  144        0.1%             0.2%               6.1200           0.0509      6.0692     Actual/360             17,356.27
  145        0.1%             0.2%               5.9900           0.0209      5.9692     Actual/360             17,068.87
  146        0.1%             0.2%               5.8800           0.0509      5.8292     Actual/360             23,865.54
  147        0.1%             0.2%               6.0500           0.0209      6.0292     Actual/360             16,877.53
  148        0.1%             0.3%               5.6500           0.0509      5.5992     Actual/360             16,162.60
  149        0.1%             0.2%               5.8100           0.0209      5.7892     Actual/360             16,006.38
  150        0.1%             0.2%               6.0700           0.0209      6.0492     Actual/360             16,369.98
  151        0.1%             0.3%               5.5000           0.0209      5.4792     Actual/360              12581.25
  152        0.1%             0.3%               6.2300           0.0209      6.2092     Actual/360             16,589.26
  153        0.1%             0.2%               6.1400           0.0509      6.0892     Actual/360             16,389.08
  154        0.1%             0.2%               6.3400           0.0209      6.3192     Actual/360             16,658.41
  155        0.1%             0.2%               5.9600           0.0209      5.9392     Actual/360             15,730.46
  156        0.1%             0.2%               6.5200           0.0209      6.4992     Actual/360             15,895.13
  157        0.1%             0.2%               5.7900           0.0509      5.7392     Actual/360             15,239.03
  158        0.1%             0.2%               6.0700           0.0209      6.0492     Actual/360             15,463.89
  159        0.1%             0.2%               6.2400           0.0209      6.2192     Actual/360             15,684.21
  160        0.1%             0.2%               5.8000           0.0209      5.7792     Actual/360             14,962.20
  161        0.1%             0.2%               6.3600           0.0209      6.3392     Actual/360              15572.23
  162        0.1%             0.2%               6.2700           0.0509      6.2192     Actual/360             15,271.21
  163        0.1%             0.2%               6.0700           0.0209      6.0492     Actual/360             14,920.24
  164        0.1%             0.2%               6.2600           0.0209      6.2392     Actual/360             14,792.83
  165        0.1%             0.2%               5.6000           0.0209      5.5792     Actual/360             13,777.90
  166        0.1%             0.2%               6.0700           0.0209      6.0492     Actual/360             14,376.59
  167        0.1%             0.2%               6.0700           0.0209      6.0492     Actual/360             14,134.97
  168        0.1%             0.2%               6.2600           0.0209      6.2392     Actual/360             14,342.88
  169        0.1%             0.2%               6.3100           0.0809      6.2292     Actual/360             14,251.37
  170        0.1%             0.2%               6.1200           0.0209      6.0992     Actual/360             11,925.50
  171        0.1%             0.2%               6.0500           0.0209      6.0292     Actual/360              11789.1
  172        0.1%             0.2%               5.7900           0.0209      5.7692     Actual/360             13,304.84
  173        0.1%             0.2%               6.1200           0.0209      6.0992     Actual/360             12,935.22
  174        0.1%             0.1%               5.7300           0.0209      5.7092     Actual/360             10,073.26
  175        0.1%             0.1%               6.3300           0.0209      6.3092     Actual/360             12,399.78
  176        0.1%             0.1%               5.8600           0.0209      5.8392     Actual/360             12,106.88
  177        0.1%             0.1%               5.7700           0.0209      5.7492     Actual/360             11,989.30
  178        0.1%             0.1%               5.9000           0.0209      5.8792     Actual/360             11,862.73
  179        0.1%             0.1%               6.3100           0.0209      6.2892     Actual/360             12,392.50
  180        0.1%             0.2%               5.7200           0.0709      5.6492     Actual/360             11,633.37
  181        0.1%             0.1%               5.8900           0.0209      5.8692     Actual/360              11553.69
  182        0.1%             0.1%               6.1600           0.0209      6.1392     Actual/360             11,526.65
  183        0.1%             0.1%               6.3700           0.0209      6.3492     Actual/360             11,691.43
  184        0.1%             0.1%               5.9900           0.0209      5.9692     Actual/360             11,139.68
  185        0.1%             0.2%               5.9500           0.0209      5.9292     Actual/360              9,325.80
  186        0.1%             0.1%               6.0100           0.0509      5.9592     Actual/360             10,803.48
  187        0.1%             0.1%               6.1100           0.0209      6.0892     Actual/360             10,616.22
  188        0.1%             0.1%               6.0400           0.0209      6.0192     Actual/360             10,537.18
  189        0.1%             0.1%               6.5100           0.0209      6.4892     Actual/360             10,819.61
  190        0.1%             0.2%               6.2600           0.0209      6.2392     Actual/360              9,016.14
  191        0.1%             0.1%               5.9700           0.0209      5.9492     Actual/360              10921.97
  192        0.1%             0.1%               6.0900           0.0209      6.0692     Actual/360             11,046.84
  193        0.1%             0.2%               5.7200           0.0209      5.6992     Actual/360              7,996.08
  194        0.1%             0.1%               6.3500           0.0209      6.3292     Actual/360             10,266.89
  195        0.1%             0.1%               5.8500           0.0209      5.8292     Actual/360              9,439.05
  196        0.1%             0.1%               6.5200           0.0209      6.4992     Actual/360              9,374.08
  197        0.1%             0.1%               5.9350           0.0209      5.9142     Actual/360              7,039.57
  198        0.1%             0.1%               6.3700           0.0209      6.3492     Actual/360              8,729.60
  199        0.1%             0.1%               5.8800           0.0209      5.8592     Actual/360              8,286.00
  200        0.1%             0.1%               6.0700           0.0209      6.0492     Actual/360              8,336.01
  201        0.1%             0.1%               6.1300           0.0209      6.1092     Actual/360              7903.14
  202        0.1%             0.1%               6.1800           0.0209      6.1592     Actual/360              7,945.23
  203        0.1%             0.1%               6.1600           0.0209      6.1392     Actual/360              7,623.45
  204        0.0%             0.1%               6.1400           0.0209      6.1192     Actual/360              7,302.97
  205        0.0%             0.1%               5.8800           0.0709      5.8092     Actual/360              6,983.92
  206        0.0%             0.1%               6.0600           0.0209      6.0392     Actual/360              7,289.71
  207        0.0%             0.1%               6.2200           0.0209      6.1992     Actual/360              6,782.13
  208        0.0%             0.1%               6.1000           0.0209      6.0792     Actual/360              9,341.96
  209        0.0%             0.1%               5.6000           0.0209      5.5792     Actual/360              6,027.83
  210        0.0%             0.1%               6.1200           0.0209      6.0992     Actual/360              6,072.87
  211        0.0%             0.1%               6.3200           0.0209      6.2992     Actual/360              6640.03
  212        0.0%             0.1%               6.3600           0.0209      6.3392     Actual/360              5,606.00
  213        0.0%             0.1%               6.1800           0.0209      6.1592     Actual/360              5,387.08
  214        0.0%             0.1%               5.6000           0.0209      5.5792     Actual/360              4,707.45
  215        0.0%             0.1%               5.6000           0.0209      5.5792     Actual/360              4,523.74
  216        0.0%             0.1%               6.2500           0.0209      6.2292     Actual/360              4,310.02
  217        0.0%             0.1%               5.6000           0.0209      5.5792     Actual/360              3,961.15
  218        0.0%             0.0%               5.6000           0.0209      5.5792     Actual/360              2,841.69

                     ANNUAL                             FIRST                                          FINAL
                    P&I DEBT                NOTE       PAYMENT    PAYMENT    MATURITY/   ARD/HYBRID   MATURITY
LOAN #   SERVICE ($)(4),(15),(16),(21)    DATE(16)      DATE      DUE DATE   ARD DATE       LOAN        DATE     SEASONING
--------------------------------------------------------------------------------------------------------------------------

  1              23,668,172.76             5/9/2007    7/8/2007      8        6/8/2017        No                    2
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
  2              16,548,994.92            7/31/2007    9/1/2007      1         Various        No                    0
  2              13,262,619.96            7/31/2007    9/1/2007      1        8/1/2014        No                    0
  2               3,286,374.96            7/31/2007    9/1/2007      1        8/1/2017        No                    0
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  3               6,980,647.80            6/13/2007    8/1/2007      1        7/1/2017        No                    1
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
  4               5,006,041.20            7/31/2007    9/8/2007      8        8/8/2014        No                    0
  5               5,265,885.36            6/22/2007    8/8/2007      8        7/8/2017        Yes     7/8/2037      1
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
  6               3,956,944.80            4/30/2007    6/1/2007      1        5/1/2017        No                    3
  7               3,189,749.76             5/9/2007    7/8/2007      8        6/8/2017        No                    2
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
  8               1,986,282.00            5/31/2007    7/1/2007      1        6/1/2014        No                    2
                  2,234,805.00            11/1/2006   12/8/2006      8       11/8/2016        No                    9
  9               1,667,235.48            11/1/2006   12/8/2006      8       11/8/2016        No                    9
  10               567,569.52             11/1/2006   12/8/2006      8       11/8/2016        No                    9
  11              1,997,382.24            4/30/2007    6/8/2007      8        5/8/2017        No                    3
  12              1,446,208.32             5/9/2007    7/8/2007      8        6/8/2014        No                    2
  13              1,722,707.04            6/11/2007    8/8/2007      8        7/8/2017        No                    1
  14              1,350,041.88            6/26/2007    8/1/2007      1        7/1/2017        No                    1
  15              1,751,021.64            7/18/2007    9/8/2007      8        8/8/2017        No                    0
  16              1,328,874.84             8/1/2007    9/8/2007      8        8/8/2017        No                    0
  17              1,311,805.00             7/2/2007    9/1/2007      1        8/1/2017        No                    0
  18              1,618,631.64            7/23/2007    9/8/2007      8        8/8/2017        No                    0
  19              1,515,953.28            5/18/2007    7/8/2007      8        6/8/2017        No                    2
  20              1,527,321.84            5/31/2007    7/8/2007      8        6/8/2017        No                    2
  21              1,191,996.96            1/24/2007    3/8/2007      8        2/8/2012        No                    6
  22              1,103,319.24            6/26/2007    8/1/2007      1        7/1/2017        No                    1
  23              1,365,597.12            7/27/2007    9/8/2007      8        8/8/2017        No                    0
  24              1,160,529.12             2/8/2007    4/5/2007      5        3/5/2017        No                    5
  25              1,273,557.96             8/2/2007    9/8/2007      8        8/8/2017        No                    0
  26              1,362,027.96            7/25/2007    9/8/2007      8        8/8/2017        No                    0
  27              1,068,805.44            6/26/2007    8/1/2007      1        7/1/2017        No                    1
  28              1,329,098.04            7/16/2007    9/8/2007      8        8/8/2017        No                    0
  29              1,172,069.28            6/29/2007    8/8/2007      8        7/8/2017        No                    1
  30              1,235,952.00            6/21/2007    8/8/2007      8        7/8/2017        No                    1
  31              1,169,464.08            6/14/2007    8/8/2007      8        7/8/2017        No                    1
  32              1,036,023.96             5/4/2007    6/8/2007      8        5/8/2017        No                    3
  33              1,256,110.92            7/19/2007    9/8/2007      8        8/8/2017        No                    0
  34              1,107,999.12            5/30/2007    7/8/2007      8        6/8/2017        No                    2
  35              1,079,390.64            7/31/2007    9/8/2007      8        8/8/2017        No                    0
  36              1,136,775.60             8/1/2007    9/8/2007      8        8/8/2017        No                    0
  37              1,103,729.28             7/9/2007    9/8/2007      8        8/8/2017        No                    0
  38               892,515.36             5/31/2007    7/8/2007      8        6/8/2017        No                    2
38.01
38.02
  39              1,036,627.92             6/5/2007    7/8/2007      8        6/8/2017        No                    2
39.01
39.02
39.03
  40               997,658.04             4/17/2007    6/1/2007      1        5/1/2017        No                    3
  41              1,033,534.20            7/20/2007    9/1/2007      1        8/1/2017        Yes     8/1/2037      0
  42               868,457.04             5/31/2007    7/8/2007      8        6/8/2017        No                    2
  43               903,451.08              3/8/2007    4/8/2007      8        3/8/2017        No                    5
  44               946,501.20             5/31/2007    7/8/2007      8        6/8/2017        No                    2
  45               798,820.44             5/31/2007    7/8/2007      8        6/8/2017        No                    2
  46               986,015.28             7/31/2007    9/8/2007      8        8/8/2017        No                    0
  47               934,296.12              5/1/2007    6/8/2007      8        5/8/2017        No                    3
  48               948,025.92              7/2/2007    8/8/2007      8        7/8/2017        No                    1
  49               784,892.04             3/30/2007    5/8/2007      8        4/8/2017        No                    4
  50               970,139.88              8/2/2007    9/8/2007      8        8/8/2017        No                    0
  51               905,920.56              8/2/2007    9/8/2007      8        8/8/2017        No                    0
  52               767,451.60             5/31/2007    7/8/2007      8        6/8/2017        No                    2
  53               996,652.68             7/30/2007    9/8/2007      8        8/8/2017        No                    0
53.01
53.02
53.03
53.04
53.05
  54               639,930.72             4/26/2007    6/8/2007      8        5/8/2017        No                    3
  55               659,553.12              5/7/2007    6/8/2007      8        5/8/2012        No                    3
  56               775,074.00             6/28/2007    8/8/2007      8        7/8/2017        No                    1
56.01
56.02
56.03
56.04
56.05
  57               786,829.80             3/30/2007    5/8/2007      8       11/8/2016        No                    4
  58               824,803.68             6/18/2007    8/8/2007      8        7/8/2017        No                    1
  59               597,715.56             6/26/2007    8/1/2007      1        7/1/2017        No                    1
  60               784,510.92              8/2/2007    9/8/2007      8        8/8/2017        No                    0
  61               811,045.44              8/2/2007    9/8/2007      8        8/8/2017        No                    0
  62               754,461.24              8/1/2007    9/8/2007      8        8/8/2017        No                    0
  63               697,621.56             7/31/2007    9/8/2007      8        8/8/2017        No                    0
  64               708,451.56             7/13/2007    9/1/2007      1        8/1/2017        Yes     8/1/2037      0
  65               551,439.96             4/24/2007    6/8/2007      8        5/8/2017        No                    3
  66               600,156.60             5/24/2007    7/8/2007      8        6/8/2012        No                    2
  67               677,465.40             7/27/2007    9/8/2007      8        8/8/2017        No                    0
  68               512,400.00             4/30/2007    6/8/2007      8        5/8/2014        No                    3
  69               680,740.80              5/3/2007    6/8/2007      8        5/8/2016        No                    3
  70               626,690.04              5/7/2007    6/8/2007      8        5/8/2017        No                    3
  71               522,485.28             3/29/2007    5/1/2007      1        4/1/2017        No                    4
  72               604,197.00             6/29/2007    8/1/2007      1        7/1/2017        No                    1
  73               592,208.64             7/17/2007    9/8/2007      8        8/8/2017        No                    0
  74               491,611.20             3/29/2007    5/1/2007      1        4/1/2017        No                    4
  75               611,493.00              6/8/2007    7/8/2007      8        6/8/2017        No                    2
  76               536,122.44             7/31/2007    9/8/2007      8        8/8/2017        No                    0
  77               494,501.16             5/15/2007    7/8/2007      8        6/8/2017        No                    2
  78               371,093.52              5/4/2007    6/8/2007      8        5/8/2017        No                    3
  79               466,747.32             7/27/2007    9/8/2007      8        8/8/2017        No                    0
  80               482,834.64             5/21/2007    7/8/2007      8        6/8/2017        No                    2
  81               499,774.68             6/28/2007    8/8/2007      8        7/8/2017        No                    1
  82               482,955.60             3/28/2007    5/1/2007      1        4/1/2017        Yes     4/1/2037      4
  83               467,728.32             5/14/2007    7/8/2007      8        6/8/2017        No                    2
  84               452,712.36             5/15/2007    7/8/2007      8        6/8/2017        No                    2
  85               473,684.04             6/28/2007    8/1/2007      1        7/1/2012        No                    1
  86               436,390.20             3/14/2007    5/8/2007      8        4/8/2017        No                    4
  87               451,005.96             5/15/2007    7/8/2007      8        6/8/2017        No                    2
  88               457,391.16             6/12/2007    8/8/2007      8        7/8/2017        No                    1
  89               436,668.96             6/22/2007    8/8/2007      8        7/8/2017        No                    1
  90               428,441.40              6/4/2007    7/8/2007      8        6/8/2017        No                    2
  91               422,462.16             5/31/2007    7/8/2007      8        6/8/2017        No                    2
  92               435,916.32             7/16/2007    9/1/2007      1        8/1/2017        No                    0
  93               402,339.72             6/15/2007    8/8/2007      8        7/8/2017        No                    1
  94               452,245.92              8/1/2007    9/8/2007      8        8/8/2017        No                    0
  95               395,694.48             4/24/2007    6/8/2007      8        5/8/2017        No                    3
  96               318,680.28             4/16/2007    6/8/2007      8        5/8/2017        No                    3
  97               372,076.32             7/30/2007    9/1/2007      1        8/1/2017        No                    0
  98               549,623.88              7/5/2007    9/1/2007      1        8/1/2022        No                    0
  99               389,952.00              6/6/2007    8/1/2007      1        7/1/2017        No                    1
 100               303,902.04              6/6/2007    7/8/2007      8        6/8/2017        No                    2
 101               387,057.48             6/14/2007    8/8/2007      8        7/8/2017        No                    1
 102               401,995.32             6/25/2007    8/8/2007      8        7/8/2017        No                    1
 103               389,973.00             6/14/2007    8/8/2007      8        7/8/2017        No                    1
 104               345,707.40             5/23/2007    7/8/2007      8        6/8/2017        No                    2
 105               364,954.44              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 106               336,101.76              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 107               351,211.80             6/28/2007    8/8/2007      8        7/8/2017        No                    1
 108               327,576.84             7/25/2007    9/8/2007      8        8/8/2017        No                    0
 109               358,748.64             7/13/2007    9/8/2007      8        8/8/2017        No                    0
 110               330,928.68             3/20/2007    5/8/2007      8        4/8/2017        No                    4
 111               323,156.52              5/8/2007    6/8/2007      8        5/8/2017        No                    3
 112               341,313.24             6/18/2007    8/8/2007      8        7/8/2017        No                    1
112.01
112.02
112.03
 113               282,738.00             6/18/2007    8/8/2007      8        7/8/2017        No                    1
 114               315,030.12              7/3/2007    9/1/2007      1        8/1/2017        No                    0
 115               320,999.88             6/21/2007    8/8/2007      8        7/8/2017        No                    1
 116               310,376.28             5/31/2007    7/8/2007      8        6/8/2017        No                    2
 117               293,800.68             6/25/2007    8/8/2007      8        7/8/2017        No                    1
117.01
117.02
117.03
117.04
 118               417,307.08              7/5/2007    9/1/2007      1        8/1/2022        No                    0
 119               283,171.68             6/15/2007    8/8/2007      8        7/8/2017        No                    1
 120               278,786.88             5/23/2007    7/8/2007      8        6/8/2012        No                    2
 121               265,793.04             6/13/2007    8/8/2007      8        7/8/2017        No                    1
 122               264,894.72             5/25/2007    7/8/2007      8        6/8/2017        No                    2
 123               260,448.84             5/15/2007    7/8/2007      8        6/8/2017        No                    2
 124               257,960.28             5/25/2007    7/8/2007      8        6/8/2017        No                    2
 125               249,288.48              8/1/2007    9/8/2007      8        8/8/2017        No                    0
 126               203,528.52             7/27/2007    9/8/2007      8        8/8/2017        No                    0
 127               261,031.08              8/2/2007    9/8/2007      8        8/8/2017        No                    0
 128               202,987.68             5/31/2007    7/8/2007      8        6/8/2017        No                    2
 129               243,401.52              7/9/2007    9/8/2007      8        8/8/2017        No                    0
 130               229,587.72             6/15/2007    8/1/2007      1        7/1/2017        No                    1
 131               229,783.80              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 132               216,380.64             5/15/2007    7/8/2007      8        6/8/2017        No                    2
 133               222,479.52              8/1/2007    9/8/2007      8        8/8/2017        No                    0
 134               209,177.52             7/26/2007    9/8/2007      8        8/8/2017        No                    0
 135               213,298.80             5/23/2007    7/8/2007      8        6/8/2017        No                    2
 136               211,919.40              5/2/2007    6/8/2007      8        5/8/2017        No                    3
 137               215,375.52             6/26/2007    8/8/2007      8        7/8/2017        No                    1
 138               209,857.56             6/22/2007    8/8/2007      8        7/8/2017        No                    1
 139               213,298.80             4/30/2007    6/1/2007      1        5/1/2017        Yes     5/1/2037      3
 140               210,793.20             6/21/2007    8/1/2007      1        7/1/2017        No                    1
 141               205,821.48             6/26/2007    8/8/2007      8        7/8/2017        No                    1
 142               212,516.76              7/9/2007    9/8/2007      8        8/8/2017        No                    0
 143               208,795.68             7/26/2007    9/8/2007      8        8/8/2017        No                    0
 144               208,275.24              6/6/2007    8/1/2007      1        7/1/2017        No                    1
 145               204,826.44              6/8/2007    7/8/2007      8        6/8/2017        No                    2
 146               286,386.48             6/27/2007    8/1/2007      1        7/1/2022        No                    1
 147               202,530.36             6/14/2007    8/8/2007      8        7/8/2017        No                    1
 148               193,951.20             6/26/2007    8/1/2007      1        7/1/2017        No                    1
 149               192,076.56             6/26/2007    8/8/2007      8        7/8/2017        No                    1
 150               196,439.76              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 151               150,975.00             4/25/2007    6/8/2007      8        5/8/2017        No                    3
 152               199,071.12             5/29/2007    7/8/2007      8        6/8/2017        No                    2
 153               196,668.96             7/11/2007    9/1/2007      1        8/1/2017        Yes     8/1/2037      0
 154               199,900.92             7/25/2007    9/8/2007      8        8/8/2017        No                    0
 155               188,765.52              6/1/2007    7/8/2007      8        6/8/2017        No                    2
 156               190,741.56             7/18/2007    9/8/2007      8        8/8/2017        No                    0
 157               182,868.36             3/30/2007    5/1/2007      1        4/1/2017        No                    4
 158               185,566.68              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 159               188,210.52             5/31/2007    7/8/2007      8        6/8/2017        No                    2
 160               179,546.40              5/8/2007    6/8/2007      8        5/8/2017        No                    3
 161               186,866.76              6/1/2007    7/8/2007      8        6/8/2017        No                    2
 162               183,254.52              7/9/2007    9/1/2007      1        8/1/2017        No                    0
 163               179,042.88              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 164               177,513.96             6/12/2007    8/8/2007      8        7/8/2017        No                    1
 165               165,334.80             4/30/2007    6/8/2007      8        5/8/2017        No                    3
 166               172,519.08              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 167               169,619.64              6/7/2007    7/8/2007      8        6/8/2017        No                    2
 168               172,114.56             7/30/2007    9/8/2007      8        8/8/2017        No                    0
 169               171,016.44             7/12/2007    9/8/2007      8        8/8/2017        No                    0
 170               143,106.00             6/15/2007    8/8/2007      8        7/8/2017        No                    1
 171               141,469.20             6/18/2007    8/8/2007      8        7/8/2017        No                    1
 172               159,658.08             5/31/2007    7/8/2007      8        6/8/2017        No                    2
 173               155,222.64             5/21/2007    7/8/2007      8        6/8/2017        No                    2
 174               120,879.12             5/15/2007    7/8/2007      8        6/8/2017        No                    2
 175               148,797.36             7/16/2007    9/8/2007      8        8/8/2017        No                    0
 176               145,282.56             6/19/2007    8/8/2007      8        7/8/2017        No                    1
 177               143,871.60             5/31/2007    7/8/2007      8        6/8/2017        No                    2
 178               142,352.76             5/25/2007    7/8/2007      8        6/8/2017        No                    2
 179               148,710.00             7/23/2007    9/8/2007      8        8/8/2017        No                    0
 180               139,600.44              5/2/2007    6/8/2007      8        5/8/2017        No                    3
 181               138,644.28             5/17/2007    7/8/2007      8        6/8/2017        No                    2
 182               138,319.80              5/2/2007    6/8/2007      8        5/8/2017        No                    3
 183               140,297.16             6/12/2007    8/8/2007      8        7/8/2017        No                    1
 184               133,676.16              6/5/2007    7/8/2007      8        6/8/2017        No                    2
 185               111,909.60             5/10/2007    7/8/2007      8        6/8/2012        No                    2
 186               129,641.76             5/15/2007    7/1/2007      1        6/1/2017        No                    2
 187               127,394.64             6/14/2007    8/8/2007      8        7/8/2017        No                    1
 188               126,446.16              6/1/2007    7/8/2007      8        6/8/2017        No                    2
 189               129,835.32             7/24/2007    9/8/2007      8        8/8/2017        No                    0
 190               108,193.68             5/24/2007    7/8/2007      8        6/8/2012        No                    2
 191               131,063.64             5/30/2007    7/8/2007      8        6/8/2032      Hybrid                  2
 192               132,562.08              5/4/2007    6/8/2007      8        5/8/2017        No                    3
 193               95,952.96              5/15/2007    7/8/2007      8        6/8/2017        No                    2
 194               123,202.68             6/27/2007    8/8/2007      8        7/8/2017        No                    1
 195               113,268.60              5/1/2007    6/8/2007      8        5/8/2017        No                    3
 196               112,488.96             4/16/2007    6/8/2007      8        5/8/2017        No                    3
 197               84,474.84              5/10/2007    7/8/2007      8        6/8/2017        No                    2
 198               104,755.20             5/17/2007    7/8/2007      8        6/8/2037      Hybrid                  2
 199               99,432.00              5/18/2007    7/8/2007      8        6/8/2017        No                    2
 200               100,032.12              5/1/2007    6/8/2007      8        5/8/2017        No                    3
 201               94,837.68              5/31/2007    7/8/2007      8        6/8/2017        No                    2
 202               95,342.76               5/8/2007    6/8/2007      8        5/8/2017        No                    3
 203               91,481.40              5/21/2007    7/8/2007      8        6/8/2017        No                    2
 204               87,635.64              4/26/2007    6/8/2007      8        5/8/2017        No                    3
 205               83,807.04               5/8/2007    6/8/2007      8        5/8/2017        No                    3
 206               87,476.52              5/10/2007    7/8/2007      8        6/8/2017        No                    2
 207               81,385.56              6/14/2007    8/8/2007      8        7/8/2017        No                    1
 208               112,103.52              5/3/2007    6/8/2007      8        5/8/2017        No                    3
 209               72,333.96              5/21/2007    7/8/2007      8        6/8/2017        No                    2
 210               72,874.44              4/30/2007    6/8/2007      8        5/8/2037      Hybrid                  3
 211               79,680.36              4/23/2007    6/8/2007      8        5/8/2017        No                    3
 212               67,272.00              5/30/2007    7/8/2007      8        6/8/2017        No                    2
 213               64,644.96              4/26/2007    6/8/2007      8        5/8/2037      Hybrid                  3
 214               56,489.40              5/21/2007    7/8/2007      8        6/8/2017        No                    2
 215               54,284.88              5/21/2007    7/8/2007      8        6/8/2017        No                    2
 216               51,720.24              5/23/2007    7/8/2007      8        6/8/2017        No                    2
 217               47,533.80              5/21/2007    7/8/2007      8        6/8/2017        No                    2
 218               34,100.28              5/21/2007    7/8/2007      8        6/8/2017        No                    2

         ORIGINAL                                                    INITIAL
         TERM TO    REMAINING TERM     ORIGINAL      REMAINING       INTEREST         REMAINING
         MATURITY    TO MATURITY     AMORTIZATION   AMORTIZATION   ONLY Period      INTEREST ONLY       GRACE          GRACE
LOAN #    OR ARD        OR ARD         TERM(21)       TERM(21)     (4),(6),(21)   Period(4),(6),(21)   TO LATE       TO DEFAULT
-----------------------------------------------------------------------------------------------------------------------------------

   1        120          118             360             360            60                58              0              0
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
   2        91            91              0               0             91                91              0              0
   2        84            84              0               0             84                84              0              0
   2        120          120              0               0             120               120             0              0
 2.001
 2.002
 2.003
 2.004
 2.005
 2.006
 2.007
 2.008
 2.009
 2.010
 2.011
 2.012
 2.013
 2.014
 2.015
 2.016
 2.017
 2.018
 2.019
 2.020
 2.021
 2.022
 2.023
 2.024
 2.025
 2.026
 2.027
 2.028
 2.029
 2.030
 2.031
 2.032
 2.033
 2.034
 2.035
 2.036
 2.037
 2.038
 2.039
 2.040
 2.041
 2.042
 2.043
 2.044
 2.045
 2.046
 2.047
 2.048
 2.049
 2.050
 2.051
 2.052
 2.053
 2.054
 2.055
 2.056
 2.057
 2.058
 2.059
 2.060
 2.061
 2.062
 2.063
 2.064
 2.065
 2.066
 2.067
 2.068
 2.069
 2.070
 2.071
 2.072
 2.073
 2.074
 2.075
 2.076
 2.077
 2.078
 2.079
 2.080
 2.081
 2.082
 2.083
 2.084
 2.085
 2.086
 2.087
 2.088
 2.089
 2.090
 2.091
 2.092
 2.093
 2.094
 2.095
 2.096
 2.097
 2.098
 2.099
 2.100
 2.101
 2.102
 2.103
 2.104
 2.105
 2.106
 2.107
 2.108
 2.109
 2.110
 2.111
 2.112
 2.113
 2.114
 2.115
 2.116
 2.117
 2.118
 2.119
 2.120
 2.121
 2.122
 2.123
 2.124
 2.125
 2.126
 2.127
 2.128
 2.129
 2.130
 2.131
 2.132
 2.133
 2.134
 2.135
 2.136
 2.137
 2.138
 2.139
 2.140
 2.141
 2.142
 2.143
 2.144
 2.145
 2.146
 2.147
 2.148
 2.149
 2.150
 2.151
 2.152
 2.153
 2.154
 2.155
 2.156
 2.157
 2.158
 2.159
 2.160
 2.161
 2.162
 2.163
 2.164
 2.165
 2.166
 2.167
 2.168
 2.169
 2.170
 2.171
 2.172
 2.173
 2.174
 2.175
 2.176
 2.177
 2.178
 2.179
 2.180
 2.181
 2.182
 2.183
 2.184
 2.185
 2.186
 2.187
 2.188
 2.189
 2.190
 2.191
 2.192
 2.193
 2.194
 2.195
 2.196
 2.197
 2.198
 2.199
 2.200
 2.201
 2.202
 2.203
 2.204
 2.205
 2.206
 2.207
 2.208
 2.209
 2.210
 2.211
 2.212
 2.213
 2.214
 2.215
 2.216
 2.217
 2.218
 2.219
 2.220
 2.221
 2.222
 2.223
 2.224
 2.225
 2.226
 2.227
 2.228
 2.229
 2.230
 2.231
 2.232
 2.233
 2.234
 2.235
 2.236
 2.237
 2.238
 2.239
 2.240
 2.241
 2.242
 2.243
 2.244
 2.245
 2.246
 2.247
 2.248
 2.249
 2.250
 2.251
 2.252
 2.253
 2.254
 2.255
 2.256
 2.257
 2.258
 2.259
 2.260
 2.261
 2.262
 2.263
 2.264
 2.265
 2.266
 2.267
 2.268
 2.269
 2.270
 2.271
 2.272
 2.273
 2.274
   3        120          119             360             360            60                59              5              10
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
   4        84            84              0               0             84                84              0              0
   5        120          119             360             359             0                 0              0              0
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
   6        120          117             360             357             0                 0              5              5
   7        120          118             336             334             0                 0              0              0
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
   8        84            82              0               0             84                82              1              0
            120          111             360             360            24                15              0              0
   9        120          111             360             360            24                15              0              0
  10        120          111             360             360            24                15              0              0
  11        120          117             420             420            36                33              0              0
  12        84            82              0               0             84                82              0              0
  13        120          119             360             360            60                59              0              0
  14        120          119              0               0             120               119             0              2
  15        120          120             360             360            36                36              0              0
  16        120          120              0               0             120               120             0      5 (once during any
                                                                                                                  12 month period)
  17        120          120              0               0             120               120             7              7
  18        120          120             360             360            24                24              0              0
  19        120          118             420             420            36                34              0              0
  20        120          118             360             360            60                58              0              0
  21        60            54              0               0             60                54              0              0
  22        120          119              0               0             120               119             0              2
  23        120          120             360             360            60                60              0              0
  24        120          115              0               0             120               115             3              3
  25        120          120              0               0             120               120             0              0
  26        120          120             420             420            24                24              0              0
  27        120          119              0               0             120               119             0              2
  28        120          120             360             360            60                60              0              0
  29        120          119              0               0             120               119             0              0
  30        120          119             420             420            60                59              0              0
  31        120          119             420             420            60                59              0              0
  32        120          117              0               0             120               117             0              0
  33        120          120             360             360            60                60              0              0
  34        120          118             360             358             0                 0              0              0
  35        120          120             420             420            36                36              0              0
  36        120          120             360             360             0                 0              0              0
  37        120          120             360             360            24                24              0              0
  38        120          118              0               0             120               118             0              10
 38.01
 38.02
  39        120          118             360             360            60                58              0              0
 39.01
 39.02
 39.03
  40        120          117             360             360            36                33              10             10
  41        120          120             360             360             0                 0              5              5
  42        120          118              0               0             120               118             0              0
  43        120          115             420             420            60                55              0              0
  44        120          118             360             360            60                58              0              0
  45        120          118              0               0             120               118             0              0
  46        120          120             360             360            60                60              0              0
  47        120          117             360             360            12                 9              0              0
  48        120          119             360             359             0                 0              0              0
  49        120          116             420             420            60                56              0              0
  50        120          120             300             300             0                 0              0              0
  51        120          120             360             360             0                 0              0              0
  52        120          118             420             420            24                22              0              0
  53        120          120             240             240             0                 0              0              0
 53.01
 53.02
 53.03
 53.04
 53.05
  54        120          117              0               0             120               117             0              0
  55        60            57              0               0             60                57              0              0
  56        120          119             360             360            60                59              0              0
 56.01
 56.02
 56.03
 56.04
 56.05
  57        115          111             360             360            19                15              0              0
  58        120          119             360             360            60                59              0              0
  59        120          119              0               0             120               119             0              2
  60        120          120             360             360            60                60              0              0
  61        120          120             360             360            24                24              0              0
  62        120          120             360             360            24                24              0              0
  63        120          120             360             360            60                60              0              0
  64        120          120             360             360            24                24              5              5
  65        120          117              0               0             120               117             0              0
  66        60            58              0               0             60                58              0              0
  67        120          120             360             360             0                 0              0              0
  68        84            81              0               0             84                81              0              0
  69        108          105             300             297             0                 0              0              0
  70        120          117             360             360            36                33              0              0
  71        120          116              0               0             120               116             5              5
  72        120          119             360             360            60                59              5              5
  73        120          120             360             360            60                60              0              0
  74        120          116              0               0             120               116             5              5
  75        120          118             360             358             0                 0              0              0
  76        120          120             360             360            36                36              0              0
  77        120          118             360             360            24                22              5              0
  78        120          117              0               0             120               117             0              0
  79        120          120             420             420             0                 0              0              0
  80        120          118             360             360            36                34              0              0
  81        120          119             360             360            24                23              0              0
  82        120          116             360             356             0                 0              5              5
  83        120          118             360             360            60                58              0              0
  84        120          118             360             360            24                22              0              0
  85        60            59             360             359             0                 0              5              5
  86        120          116             360             356             0                 0              0              0
  87        120          118             360             358             0                 0              0              0
  88        120          119             360             359             0                 0              0              0
  89        120          119             420             419             0                 0              5              0
  90        120          118             360             360            24                22              0              0
  91        120          118             360             360            60                58              0              0
  92        120          120             360             360            48                48              5              5
  93        120          119             360             360            36                35              10             0
  94        120          120             360             360             0                 0              0              0
  95        120          117             360             360            60                57              0              0
  96        120          117              0               0             120               117             0              0
  97        120          120             360             360            60                60              5              5
  98        180          180             180             180             0                 0              5              5
  99        120          119             360             360            36                35              5              5
  100       120          118              0               0             120               118             0              0
  101       120          119             360             360            60                59              0              0
  102       120          119             360             359             0                 0              0              0
  103       120          119             360             359             0                 0              0              0
  104       120          118             420             420            36                34              0              0
  105       120          118             360             360            60                58              0              0
  106       120          118             372             372            60                58              0              0
  107       120          119             360             360            36                35              0              0
  108       120          120             420             420             0                 0              0              0
  109       120          120             360             360            12                12              0              0
  110       120          116             360             360            24                20              0              0
  111       120          117             360             360            24                21              0              0
  112       120          119             360             359             0                 0              0              0
112.01
112.02
112.03
  113       120          119              0               0             120               119             10             10
  114       120          120             360             360            60                60              5              5
  115       120          119             360             360            36                35              0              0
  116       120          118             360             358             0                 0              0              0
  117       120          119             360             360            60                59              0              0
117.01
117.02
117.03
117.04
  118       180          180             180             180             0                 0              5              5
  119       120          119             360             359             0                 0              0              0
  120       60            58             360             360            36                34              0              0
  121       120          119             420             419             0                 0              0              0
  122       120          118             360             360            24                22              0              0
  123       120          118             360             358             0                 0              0              0
  124       120          118             360             360            24                22              0              0
  125       120          120             420             420            60                60              0              0
  126       120          120              0               0             120               120             0              0
  127       120          120             360             360            60                60              0              0
  128       120          118              0               0             120               118             0              0
  129       120          120             360             360             0                 0              0              0
  130       120          119             360             360            36                35              5              5
  131       120          118             360             358             0                 0              0              0
  132       120          118             360             360            24                22              5              0
  133       120          120             420             420            24                24              0              0
  134       120          120             420             420             0                 0              0              0
  135       120          118             360             360            24                22              0              0
  136       120          117             360             360            36                33              0              0
  137       120          119             360             359             0                 0              0              0
  138       120          119             360             359             0                 0              0              0
  139       120          117             360             357             0                 0              5              5
  140       120          119             360             360            36                35              5              5
  141       120          119             360             360            24                23              0              0
  142       120          120             360             360             0                 0              0              0
  143       120          120             420             420             0                 0              0              0
  144       120          119             360             360            60                59              5              5
  145       120          118             360             360            24                22              0              0
  146       180          179             180             179             0                 0              5              5
  147       120          119             360             360            24                23              0              0
  148       120          119             360             359             0                 0              5              5
  149       120          119             360             360            60                59              0              0
  150       120          118             360             358             0                 0              0              0
  151       120          117              0               0             120               117             0              0
  152       120          118             360             358             0                 0              0              0
  153       120          120             360             360             0                 0              5              5
  154       120          120             360             360            36                36              0              0
  155       120          118             360             360            60                58              0              0
  156       120          120             420             420             0                 0              0              0
  157       120          116             360             356             0                 0              5              5
  158       120          118             360             358             0                 0              0              0
  159       120          118             360             358             0                 0              0              0
  160       120          117             360             357             0                 0              0              0
  161       120          118             360             358             0                 0              0              0
  162       120          120             360             360             0                 0              5              5
  163       120          118             360             358             0                 0              0              0
  164       120          119             360             360            60                59              0              0
  165       120          117             360             357             0                 0              0              0
  166       120          118             360             358             0                 0              0              0
  167       120          118             360             358             0                 0              0              0
  168       120          120             360             360             0                 0              0              0
  169       120          120             360             360             0                 0              0              0
  170       120          119              0               0             120               119             0              0
  171       120          119              0               0             120               119             0              0
  172       120          118             360             358             0                 0              0              0
  173       120          118             360             358             0                 0              0              0
  174       120          118              0               0             120               118             0              0
  175       120          120             396             396             0                 0              0              0
  176       120          119             360             360            60                59              0              0
  177       120          118             360             360            36                34              0              0
  178       120          118             360             360            36                34              0              0
  179       120          120             360             360             0                 0              0              0
  180       120          117             360             357             0                 0              0              0
  181       120          118             360             360            60                58              0              0
  182       120          117             360             357             0                 0              0              0
  183       120          119             360             359             0                 0              0              0
  184       120          118             360             360            36                34              0              0
  185       60            58              0               0             60                58              0              0
  186       120          118             360             358             0                 0              10             5
  187       120          119             360             360            36                35              0              0
  188       120          118             360             360            60                58              0              0
  189       120          120             360             360            36                36              0              0
  190       60            58              0               0             60                58              0              0
  191       300          298             300             298             0                 0              0              0
  192       120          117             300             297             0                 0              0              0
  193       120          118              0               0             120               118             0              0
  194       120          119             360             359             0                 0              0              0
  195       120          117             360             357             0                 0              0              0
  196       120          117             360             357             0                 0              10             0
  197       120          118              0               0             120               118             0              0
  198       360          358             360             358             0                 0              0              0
  199       120          118             360             358             0                 0              0              0
  200       120          117             360             357             0                 0              0              0
  201       120          118             360             360            36                34              0              0
  202       120          117             360             357             0                 0              0              0
  203       120          118             360             358             0                 0              0              0
  204       120          117             360             357             0                 0              0              0
  205       120          117             360             357             0                 0              0              0
  206       120          118             300             298             0                 0              0              0
  207       120          119             360             360            60                59              0              0
  208       120          117             180             177             0                 0              0              0
  209       120          118             360             358             0                 0              0              0
  210       360          357             360             357             0                 0              0              0
  211       120          117             300             297             0                 0              0              0
  212       120          118             360             358             0                 0              0              0
  213       360          357             324             324            36                33              0              0
  214       120          118             360             358             0                 0              0              0
  215       120          118             360             358             0                 0              0              0
  216       120          118             360             358             0                 0              0              0
  217       120          118             360             358             0                 0              0              0
  218       120          118             360             358             0                 0              0              0

ANNEX A-1

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

           LOAN
           GROUP
LOAN #    1 OR 2      ORIGINATOR (1)                       PROPERTY NAME
----------------------------------------------------------------------------------------

  1          2        MLML                 Empirian Portfolio Pool 2
 1.01        2        MLML                 Centre Lake III
 1.02        2        MLML                 Sunset Way
 1.03        2        MLML                 Jupiter Cove I
 1.04        2        MLML                 Thymewood I
 1.05        2        MLML                 Bel Aire
 1.06        2        MLML                 Redan Village
 1.07        2        MLML                 Dogwood Glen
 1.08        2        MLML                 Rivers End
 1.09        2        MLML                 Astorwood
 1.10        2        MLML                 Palm Place
 1.11        2        MLML                 Pine Barrens
 1.12        2        MLML                 Ridgewood - Indiana
 1.13        2        MLML                 Summit Center
 1.14        2        MLML                 Parkwood Village
 1.15        2        MLML                 Valleyfield - Georgia
 1.16        2        MLML                 Clearview
 1.17        2        MLML                 Apple Ridge
 1.18        2        MLML                 Northrup Court
 1.19        2        MLML                 Cedarwood
 1.20        2        MLML                 Amberwood
 1.21        2        MLML                 Shadetree
 1.22        2        MLML                 Heathmoore - Indianapolis
 1.23        2        MLML                 Harvest Grove
 1.24        2        MLML                 Ridgewood - Ohio
 1.25        2        MLML                 The Meadows - Ohio
 1.26        2        MLML                 Amhurst
 1.27        2        MLML                 Waterbury - Michigan
 1.28        2        MLML                 Pine Meadows I
 1.29        2        MLML                 Elmtree Park
 1.30        2        MLML                 Sherbrook
 1.31        2        MLML                 Heronwood
 1.32        2        MLML                 Windrush (FL)
 1.33        2        MLML                 Willowood
 1.34        2        MLML                 Valleyfield - Pennsylvania
 1.35        2        MLML                 Bridgepoint I
 1.36        2        MLML                 Willow Lakes
 1.37        2        MLML                 Shadow Trace
 1.38        2        MLML                 Berry Pines
 1.39        2        MLML                 Hillcrest Villas
 1.40        2        MLML                 Greentree
 1.41        2        MLML                 Waterbury - Ohio
 1.42        2        MLML                 Forsythia Court
 1.43        2        MLML                 Greenglen
 1.44        2        MLML                 Meadowood - Ohio
 1.45        2        MLML                 Oakwood Village
 1.46        2        MLML                 Deerwood
 1.47        2        MLML                 Spring Gate
 1.48        2        MLML                 Woodcrest I
 1.49        2        MLML                 Iris Glen
 1.50        2        MLML                 Lakeshore I
 1.51        2        MLML                 Ashgrove
 1.52        2        MLML                 Stillwater
 1.53        2        MLML                 Springbrook
 1.54        2        MLML                 Heathmoore - Evansville
 1.55        2        MLML                 Lindendale
 1.56        2        MLML                 Concord Square
 1.57        2        MLML                 Silver Forest
 1.58        2        MLML                 Charing Cross
 1.59        2        MLML                 Hatcherway
 1.60        2        MLML                 Stonehenge
 1.61        2        MLML                 Waterbury - Georgia
 1.62        2        MLML                 Longwood
 1.63        2        MLML                 Woodbine
 1.64        2        MLML                 Mulberry
 1.65        2        MLML                 Cedargate - Kentucky
 1.66        2        MLML                 Willow Run
 1.67        2        MLML                 Cedargate - Indiana
 1.68        2        MLML                 Hillside Manor
 1.69        2        MLML                 Princeton Court
 1.70        2        MLML                 Northwood
 1.71        2        MLML                 Slate Run
 1.72        2        MLML                 Parkville
 1.73        2        MLML                 Hartwick
  2          2        MLML                 Farallon Portfolio
  2          2        MLML                 Farallon Portfolio
  2          2        MLML                 Farallon Portfolio
2.001        2        MLML                 Portside
2.002        2        MLML                 Shadow Hills
2.003        2        MLML                 CV-Jacksonville
2.004        2        MLML                 Western Hills
2.005        2        MLML                 Siesta Lago
2.006        2        MLML                 Hunter Ridge
2.007        2        MLML                 Camelot
2.008        2        MLML                 Wikiup
2.009        2        MLML                 Harmony Road
2.010        2        MLML                 Lamplighter Village
2.011        2        MLML                 Chalet North
2.012        2        MLML                 Country Club Mobile Estates
2.013        2        MLML                 Shadowood
2.014        2        MLML                 Southwind Village
2.015        2        MLML                 The Meadows
2.016        2        MLML                 Landmark Village
2.017        2        MLML                 Crescentwood Village
2.018        2        MLML                 Stone Mountain
2.019        2        MLML                 Casual Estates
2.020        2        MLML                 Village North
2.021        2        MLML                 Windsor Mobile Estates
2.022        2        MLML                 Riverdale (Colonial Coach)
2.023        2        MLML                 Foxhall Village
2.024        2        MLML                 New Twin Lakes
2.025        2        MLML                 Carnes Crossing
2.026        2        MLML                 Saddlebrook
2.027        2        MLML                 Thornton Estates
2.028        2        MLML                 Mountainside Estates
2.029        2        MLML                 Castlewood Estates
2.030        2        MLML                 Green Spring Valley
2.031        2        MLML                 Villa West (UT)
2.032        2        MLML                 Villa West (CO)
2.033        2        MLML                 Torrey Hills
2.034        2        MLML                 Springdale Lake
2.035        2        MLML                 Brookside Village - TX
2.036        2        MLML                 Columbia Heights
2.037        2        MLML                 Encantada
2.038        2        MLML                 Woodlands of Kennesaw
2.039        2        MLML                 Lakeview Estates
2.040        2        MLML                 Oakwood Forest
2.041        2        MLML                 Broadmore
2.042        2        MLML                 Oak Park Village (FL)
2.043        2        MLML                 Misty Winds
2.044        2        MLML                 Evergreen Village - IA
2.045        2        MLML                 Ortega Village
2.046        2        MLML                 Riverside (UT)
2.047        2        MLML                 Easy Living
2.048        2        MLML                 Southfork
2.049        2        MLML                 Cloverleaf
2.050        2        MLML                 Golden Valley
2.051        2        MLML                 Riverdale
2.052        2        MLML                 Friendly Village - GA
2.053        2        MLML                 Smoke Creek
2.054        2        MLML                 Marion Village
2.055        2        MLML                 Valley View - Danboro
2.056        2        MLML                 Colonial Gardens
2.057        2        MLML                 Evergreen Village - UT
2.058        2        MLML                 Summit Oaks
2.059        2        MLML                 Stoneybrook
2.060        2        MLML                 Pedaler's Pond
2.061        2        MLML                 Burntwood
2.062        2        MLML                 Country Club Crossing
2.063        2        MLML                 Sunset Vista
2.064        2        MLML                 Spring Valley Village
2.065        2        MLML                 South Arlington Estates
2.066        2        MLML                 Mallard Lake
2.067        2        MLML                 Sundown
2.068        2        MLML                 Stony Brook North
2.069        2        MLML                 Twin Pines
2.070        2        MLML                 Inspiration Valley
2.071        2        MLML                 Highland Acres
2.072        2        MLML                 Oak Ridge
2.073        2        MLML                 Washington Mobile Estates
2.074        2        MLML                 River Oaks
2.075        2        MLML                 Siouxland Estates
2.076        2        MLML                 Brookside
2.077        2        MLML                 Eagle Ridge
2.078        2        MLML                 Cedar Knoll
2.079        2        MLML                 Marnelle
2.080        2        MLML                 Maple Manor
2.081        2        MLML                 Arlington Lakeside
2.082        2        MLML                 Royal Crest
2.083        2        MLML                 Forest Creek
2.084        2        MLML                 Four Seasons
2.085        2        MLML                 Cottonwood Grove
2.086        2        MLML                 Highland
2.087        2        MLML                 Valley Verde
2.088        2        MLML                 Chalet City
2.089        2        MLML                 Southridge Estates
2.090        2        MLML                 Ridgewood Estates
2.091        2        MLML                 Creekside
2.092        2        MLML                 Eastview
2.093        2        MLML                 Viking Villa
2.094        2        MLML                 Lakewood Estates
2.095        2        MLML                 Terrace Heights
2.096        2        MLML                 Falcon Farms
2.097        2        MLML                 Forest Park
2.098        2        MLML                 Quail Run
2.099        2        MLML                 Sheridan
2.100        2        MLML                 Huguenot Estates
2.101        2        MLML                 Countryside (CO)
2.102        2        MLML                 Silver Creek
2.103        2        MLML                 Havenwood
2.104        2        MLML                 Northland
2.105        2        MLML                 Ewing Trace
2.106        2        MLML                 Overpass Point MHC
2.107        2        MLML                 Enchanted Village
2.108        2        MLML                 Seascape
2.109        2        MLML                 Golden Triangle
2.110        2        MLML                 Meadowood
2.111        2        MLML                 Meadowbrook
2.112        2        MLML                 Tallview Terrace
2.113        2        MLML                 Western Mobile Estates
2.114        2        MLML                 Whitney
2.115        2        MLML                 Five Seasons Davenport
2.116        2        MLML                 Valley View - Honey Brook
2.117        2        MLML                 Village Park
2.118        2        MLML                 Countryside Village (TN)
2.119        2        MLML                 Mobile Gardens
2.120        2        MLML                 Carriage Court East
2.121        2        MLML                 Mission Estates
2.122        2        MLML                 Loveland
2.123        2        MLML                 Meadow Glen
2.124        2        MLML                 Shiloh Pines
2.125        2        MLML                 Rolling Hills
2.126        2        MLML                 Deerpointe
2.127        2        MLML                 Cypress Shores
2.128        2        MLML                 Oasis
2.129        2        MLML                 Tanglewood
2.130        2        MLML                 Villa
2.131        2        MLML                 Castle Acres
2.132        2        MLML                 Dynamic
2.133        2        MLML                 Big Country
2.134        2        MLML                 Carriage Court Central
2.135        2        MLML                 Northern Hills
2.136        2        MLML                 Sunny Acres
2.137        2        MLML                 Lakewood - TX
2.138        2        MLML                 Westlake
2.139        2        MLML                 Mesquite Meadows
2.140        2        MLML                 Cedar Terrace
2.141        2        MLML                 Frieden Manor
2.142        2        MLML                 Country Club Manor
2.143        2        MLML                 Suburban Estates
2.144        2        MLML                 Deerhurst
2.145        2        MLML                 Aledo
2.146        2        MLML                 President's Park
2.147        2        MLML                 Woodlake
2.148        2        MLML                 Silver Leaf
2.149        2        MLML                 Dynamic II
2.150        2        MLML                 Magnolia Circle
2.151        2        MLML                 Twin Oaks
2.152        2        MLML                 Washingtonville Manor
2.153        2        MLML                 Brookside Village -PA
2.154        2        MLML                 Westview
2.155        2        MLML                 Sunset Country
2.156        2        MLML                 Westmoor
2.157        2        MLML                 The Towneship at Clifton
2.158        2        MLML                 Eagle Creek
2.159        2        MLML                 Mesquite Ridge
2.160        2        MLML                 Oak Park Village (TX)
2.161        2        MLML                 Plantation Estates
2.162        2        MLML                 Breazeale
2.163        2        MLML                 Shady Hills
2.164        2        MLML                 Cimmaron Village
2.165        2        MLML                 Birchwood Farms
2.166        2        MLML                 Terrell Crossing
2.167        2        MLML                 Pleasant Grove (CO)
2.168        2        MLML                 Willow Creek Estates
2.169        2        MLML                 Bluebonnet Estates
2.170        2        MLML                 Connelly Terrace
2.171        2        MLML                 Hampton Acres
2.172        2        MLML                 Meridian Sooner
2.173        2        MLML                 Mesquite Green
2.174        2        MLML                 El Lago
2.175        2        MLML                 Moosic Heights
2.176        2        MLML                 Golden Rule
2.177        2        MLML                 Amber Village
2.178        2        MLML                 Riverchase
2.179        2        MLML                 Hidden Hills
2.180        2        MLML                 The Woodlands
2.181        2        MLML                 Blue Valley
2.182        2        MLML                 Autumn Forest
2.183        2        MLML                 Valley View - Ephrata
2.184        2        MLML                 Cowboy
2.185        2        MLML                 Lakeside - GA
2.186        2        MLML                 Sunnyside
2.187        2        MLML                 Trailmont
2.188        2        MLML                 Timberland
2.189        2        MLML                 Denton Falls
2.190        2        MLML                 Terrace
2.191        2        MLML                 Lakeside - IA
2.192        2        MLML                 Siesta Manor
2.193        2        MLML                 Sunrise Terrace
2.194        2        MLML                 Riverside (KS)
2.195        2        MLML                 Chisholm Creek
2.196        2        MLML                 Prairie Village
2.197        2        MLML                 Willow Terrace
2.198        2        MLML                 Countryside (KS)
2.199        2        MLML                 Highview
2.200        2        MLML                 Green Valley Village
2.201        2        MLML                 Crestview - OK
2.202        2        MLML                 Shady Lane
2.203        2        MLML                 Western Park
2.204        2        MLML                 Brookshire Village
2.205        2        MLML                 Overholser Village
2.206        2        MLML                 The Pines
2.207        2        MLML                 Jonesboro (Atlanta Meadows)
2.208        2        MLML                 Park Plaza
2.209        2        MLML                 Belaire
2.210        2        MLML                 Pine Hills
2.211        2        MLML                 Commerce Heights
2.212        2        MLML                 Oak Glen
2.213        2        MLML                 Creekside Estates
2.214        2        MLML                 Kimberly @ Creekside
2.215        2        MLML                 Harper Woods
2.216        2        MLML                 Brittany Place
2.217        2        MLML                 Shady Creek
2.218        2        MLML                 Connie Jean
2.219        2        MLML                 Willow Springs
2.220        2        MLML                 Seamist
2.221        2        MLML                 Pleasant View Estates
2.222        2        MLML                 Navajo Lake Estates
2.223        2        MLML                 Kopper View MHC
2.224        2        MLML                 Carsons
2.225        2        MLML                 Rose Country Estates
2.226        2        MLML                 Redwood Village
2.227        2        MLML                 Birch Meadows
2.228        2        MLML                 Terrace II
2.229        2        MLML                 Englewood Village
2.230        2        MLML                 Eastern Villa
2.231        2        MLML                 El Caudillo
2.232        2        MLML                 Chambersburg I & II
2.233        2        MLML                 Wheel Estates
2.234        2        MLML                 Oakwood Lake Village
2.235        2        MLML                 Valley View - Ephrata II
2.236        2        MLML                 Oak Grove
2.237        2        MLML                 Cedar Creek, KS
2.238        2        MLML                 Oakridge / Stonegate
2.239        2        MLML                 Vogel Manor MHC
2.240        2        MLML                 Hidden Oaks
2.241        2        MLML                 Plainview
2.242        2        MLML                 Rockview Heights
2.243        2        MLML                 West Cloud Commons
2.244        2        MLML                 Gallant Estates
2.245        2        MLML                 Sunset Village
2.246        2        MLML                 Countryside (OK)
2.247        2        MLML                 Chelsea
2.248        2        MLML                 Gregory Courts
2.249        2        MLML                 El Lago II
2.250        2        MLML                 Glen Acres
2.251        2        MLML                 Shadow Mountain
2.252        2        MLML                 Pine Haven MHP
2.253        2        MLML                 Collingwood MHP
2.254        2        MLML                 Mountaintop
2.255        2        MLML                 Whispering Hills
2.256        2        MLML                 Mulberry Heights
2.257        2        MLML                 Zoppe's
2.258        2        MLML                 Shawnee Hills
2.259        2        MLML                 Pleasant Grove (NC)
2.260        2        MLML                 Park Avenue Estates
2.261        2        MLML                 Monroe Valley
2.262        2        MLML                 El Dorado
2.263        2        MLML                 Crestview - PA
2.264        2        MLML                 Sherwood Acres
2.265        2        MLML                 Bush Ranch
2.266        2        MLML                 Glenview
2.267        2        MLML                 Misty Hollow
2.268        2        MLML                 Audora
2.269        2        MLML                 Green Acres
2.270        2        MLML                 Sunset 77
2.271        2        MLML                 Hidden Acres
2.272        2        MLML                 Park D'Antoine
2.273        2        MLML                 Sleepy Hollow
2.274        2        MLML                 Sycamore Square
  3          1        Key                  Executive Hills Portfolio
 3.01        1        Key                  8140 Ward Parkway
 3.02        1        Key                  Building C
 3.03        1        Key                  Building D
 3.04        1        Key                  6363 College Boulevard
 3.05        1        Key                  Building 37
 3.06        1        Key                  Buildings 49 & 49A
 3.07        1        Key                  Building A
 3.08        1        Key                  Building 54
 3.09        1        Key                  El Monte Building
  4          1        CRF                  Peninsula Beverly Hills
  5          1        MLML                 U-Haul SAC 12 & 13
 5.01        1        MLML                 U-Haul Center Hayden Road
 5.02        1        MLML                 U-Haul Ctr Broward
 5.03        1        MLML                 U-Haul Ctr Covina
 5.04        1        MLML                 U-Haul Center Old Natl Hwy
 5.05        1        MLML                 U-Haul Center Of Vacaville
 5.06        1        MLML                 U-Haul Of Hyannis
 5.07        1        MLML                 U-Haul Ct Of Tigard
 5.08        1        MLML                 U-Haul Ctr Of N Richland Hills
 5.09        1        MLML                 U-Haul Ctr Tulane
 5.10        1        MLML                 U-Haul Gause Blvd
 5.11        1        MLML                 U-Haul Center Goldenrod
 5.12        1        MLML                 U-Haul Storage Worcester
 5.13        1        MLML                 U-Haul Mechanicsburg
 5.14        1        MLML                 U-Haul Center Grissom Road
 5.15        1        MLML                 U-Haul Lambert Road
 5.16        1        MLML                 U-Haul Ctr Savannah
 5.17        1        MLML                 U-Haul Center I-10 West
  6          2        Key                  Towers at University Town Center
  7          1        CRF                  The Georgia-Alabama Retail Portfolio
 7.01        1        CRF                  Metro Atlanta Comm Prop 8115
 7.02        1        CRF                  Atlanta Road Center
 7.03        1        CRF                  Stone Mill Center
 7.04        1        CRF                  Bouldercrest & 285
 7.05        1        CRF                  South Peachtree Center
 7.06        1        CRF                  Arnold Mill Center
 7.07        1        CRF                  Skyview Center
 7.08        1        CRF                  Six Flags Center
 7.09        1        CRF                  Sylvan Property
 7.10        1        CRF                  Flat Shoals Convenience Center
 7.11        1        CRF                  South Atlanta Center
 7.12        1        CRF                  Mount Zion & Highway 138
 7.13        1        CRF                  Metro Atlanta Comm Prop 8159
 7.14        1        CRF                  Excell In 11
 7.15        1        CRF                  Hall Creek Center
 7.16        1        CRF                  Annistown Center
 7.17        1        CRF                  Lenora Center
 7.18        1        CRF                  Burnt Hickory Center
 7.19        1        CRF                  Elbert Center
 7.20        1        CRF                  Excell In 14
 7.21        1        CRF                  Irwin Bridge Center
 7.22        1        CRF                  Highway 120 Center
 7.23        1        CRF                  Wesley Chapel Center
 7.24        1        CRF                  Excell In 16
 7.25        1        CRF                  Hill Street Center
 7.26        1        CRF                  Snapfinger Center
 7.27        1        CRF                  Excell In 05
 7.28        1        CRF                  Killian Hill Center
 7.29        1        CRF                  Excell Out Town Properties
 7.30        1        CRF                  Excell Out Town Properties
 7.31        1        CRF                  Excell Out Town Properties
 7.32        1        CRF                  Lakeridge Village Center
 7.33        1        CRF                  Locust Grove Center
 7.34        1        CRF                  Big A Center
 7.35        1        CRF                  Highway 369 Center
 7.36        1        CRF                  Excell In 07
 7.37        1        CRF                  Excell In 10
 7.38        1        CRF                  Excell In 12
 7.39        1        CRF                  Excell In 15
 7.40        1        CRF                  Noah's Ark
 7.41        1        CRF                  Crystal Creek Center
 7.42        1        CRF                  North Georgia Comm Prop 0040
 7.43        1        CRF                  North Georgia Comm Prop 0042
 7.44        1        CRF                  North Georgia Comm Prop 0039
 7.45        1        CRF                  North Georgia Comm Prop 0022
 7.46        1        CRF                  Excell In 03
 7.47        1        CRF                  Excell In 04
 7.48        1        CRF                  Mount Vernon
 7.49        1        CRF                  North Georgia Comm Prop 0029
 7.50        1        CRF                  Excell Out Town Properties
 7.51        1        CRF                  Northwest Georgia Comm Prop 8769
 7.52        1        CRF                  Metro Atlanta Comm Prop 8165
 7.53        1        CRF                  Excell In 09
 7.54        1        CRF                  Metro Atlanta Comm Prop 8102
 7.55        1        CRF                  Metro Atlanta Comm Prop 0518
 7.56        1        CRF                  Northwest Georgia Comm Prop 8754
 7.57        1        CRF                  Excell In 13
 7.58        1        CRF                  Excell In 08
 7.59        1        CRF                  Jefferson Street Center
 7.60        1        CRF                  Northwest Georgia Comm Prop 0058
 7.61        1        CRF                  Northwest Georgia Comm Prop 0051
 7.62        1        CRF                  Northwest Georgia Comm Prop 8785
  8          1        Key                  Douglas Corporate Center I & II
                      CRF                  Gray Apartment Portfolio
  9          2        CRF                  Park at Lakeside Apartments
  10         2        CRF                  Evergreen Pointe Apartments
  11         2        CRF                  Haverly Park Apartments
  12         2        CRF                  Skyline Village MHP
  13         1        CRF                  Hilltop Plaza
  14         1        Key                  Lincoln Town Center
  15         1        CRF                  Pride Drive Business Center
  16         2        MLML                 The Haven Apartments
  17         1        Key                  Hollister Business Park
  18         1        CRF                  DoubleTree Grand Junction
  19         2        CRF                  Chandler Park Apartments Homes
  20         1        CRF                  The Lumberyard Shopping Center
  21         2        CRF                  Summer Crest Apartments
  22         1        Key                  Galena Junction
  23         2        CRF                  Crittenden Way Apartments
  24         1        MLML                 Capitol Shopping Center
  25         1        MLML                 Santa Clarita Plaza
  26         1        CRF                  Acworth Crossing Shopping Center
  27         1        Key                  Sparks Mercantile
  28         1        CRF                  Residence Inn Carlsbad
  29         1        MLML                 CVS Distribution Facility
  30         1        MLML                 Pacific Asian Plaza
  31         1        CRF                  Austell Wal-Mart
  32         1        CRF                  Edgewater in Denver
  33         1        CRF                  South Hills Plaza
  34         2        CRF                  Oakleigh Apartments
  35         1        MLML                 Bridgeway Tech Center I
  36         1        MLML                 Solita Soho Hotel
  37         1        CRF                  Legacy Oaks at Spring Hill
  38         1        CRF                  HCP Tranche II
38.01        1        CRF                  Denton LTAC
38.02        1        CRF                  Southlake - Baylor Family Health Center
  39         1        CRF                  Gladstone  WI, NC, MO
39.01        1        CRF                  Raabe Co
39.02        1        CRF                  Elster Electricity
39.03        1        CRF                  Workflow Mgmt
  40         1        Key                  Perceptive Software Building
  41         1        Key                  Raymour and Flanigan Showroom
  42         2        CRF                  Stonebridge Apartments
  43         1        CRF                  Southridge Plaza
  44         1        CRF                  Celebration at Six Forks
  45         2        CRF                  Chadron Avenue Apartments
  46         1        CRF                  Alexander Village at Brier Creek
  47         1        CRF                  Hilton Garden Inn - Columbus
  48         1        CRF                  Portland Harbor Hotel
  49         1        CRF                  Mapleridge Shopping Center
  50         1        MLML                 Elston & Webster Building
  51         1        MLML                 Lancaster Courtyard by Marriott
  52         2        CRF                  201 Westmoreland Lofts
  53         1        CRF                  Mody Portfolio
53.01        1        CRF                  16000 Southwest Freeway
53.02        1        CRF                  1520 W Bay Area Boulevard
53.03        1        CRF                  4245 South Cooper
53.04        1        CRF                  7927 FM 1960
53.05        1        CRF                  6808 Hornwood Dr
  54         1        CRF                  Interlochen Village
  55         2        CRF                  Plaza Apartments
  56         2        CRF                  PKL Multifamily Portfolio
56.01        2        CRF                  Heritage Park Apartments
56.02        2        CRF                  North Road Townhomes
56.03        2        CRF                  Countryshire Townhomes
56.04        2        CRF                  Crystal Commons
56.05        2        CRF                  Heritage Park Townhomes
  57         2        CRF                  Eagles Landing Apartments
  58         1        CRF                  Calabasas Self Storage
  59         1        Key                  Corsica Square
  60         1        MLML                 Federal Way Crossings II
  61         1        MLML                 Casino Self Storage - Moorpark
  62         1        MLML                 El Pueblito Shopping Center
  63         1        MLML                 Bennett's Creek Crossing
  64         1        Key                  Independence Park Drive MOB I & III
  65         1        CRF                  Deer Valley Square
  66         2        CRF                  Sterling MHP
  67         1        CRF                  Harris Industrial
  68         2        CRF                  Edge Lake Apartments
  69         1        CRF                  Holiday Inn Buffalo Niagra International Airport
  70         2        CRF                  Brooklyn Apartments
  71         1        Key                  ShopKo Sandy, UT
  72         1        Key                  Oxnard Self Storage
  73         1        CRF                  Bank of Everett Tower
  74         1        Key                  ShopKo Boise, ID
  75         2        CRF                  Airway MHP
  76         1        MLML                 198 & 200 Main Street
  77         1        CRF                  Storage 2000 - Stafford
  78         1        CRF                  Douglasville Day Center
  79         1        CRF                  Walgreens - Tarzana
  80         1        CRF                  Bandera Trails Center
  81         2        CRF                  Bennington Woods Apartments
  82         1        Key                  Panevino Italian Restaurant & Delicatessen
  83         1        CRF                  Madison Self Storage Brookhaven
  84         1        CRF                  Storage 2000 - Spotsylvania
  85         2        Key                  Cumberland Green Apartments
  86         1        CRF                  Cotter Voss Building
  87         2        CRF                  Sevilla Apartments
  88         2        CRF                  Pine Court Apartments III
  89         1        CRF                  Mooresville Town Square
  90         1        CRF                  Piano Works Building
  91         1        CRF                  Raleigh Eastgate Shopping Center
  92         2        Key                  Kingswood Apartments
  93         1        CRF                  JoAnn's Center
  94         1        CRF                  Staybridge Suites - Brownsville
  95         1        CRF                  Grandview Plaza
  96         1        CRF                  Walgreens - Folsom
  97         1        Key                  Luxe at Mayfield Apartments
  98         1        Key                  Blue Family Holdings
  99         2        Key                  Timbercreek Apartments
 100         1        CRF                  HK Systems
 101         1        CRF                  Pomona Shopping Center
 102         2        CRF                  1570 Oak Avenue
 103         2        CRF                  Regency Apartments - Carson City
 104         1        CRF                  Sequoia Plaza Simi Valley
 105         2        CRF                  Turtle Cove Apartments
 106         1        CRF                  CitiCentre Office Building
 107         1        CRF                  School Street Retail
 108         1        CRF                  221 North Brand Boulevard
 109         1        CRF                  535 N. Wilmot
 110         2        CRF                  Emerick Manor Apartments
 111         1        CRF                  Best Buy
 112         1        CRF                  Main Street Retail
112.01       1        CRF                  2802 Main Street Retail
112.02       1        CRF                  11732 Pico Blvd.
112.03       1        CRF                  2522 Main Street Retail
 113         1        CRF                  925 Broadbeck Drive
 114         1        Key                  A Alpha Mini Storage
 115         2        CRF                  Hunter's Ridge Apts
 116         1        CRF                  Fairfield Inn Charlotte
 117         1        CRF                  PKL Commercial Portfolio
117.01       1        CRF                  Crystal Commons Office
117.02       1        CRF                  1901 Lac Deville Boulevard
117.03       1        CRF                  2101 Lac Deville Boulevard
117.04       1        CRF                  789 Linden Avenue
 118         1        Key                  AEgis and Madison
 119         1        CRF                  Whitemarsh Center
 120         1        CRF                  Ives Dairy Warehouse
 121         1        CRF                  Carson Street Retail
 122         1        CRF                  Kerr Drug - Durham
 123         1        CRF                  Moana Lane Retail
 124         1        CRF                  Kerr Drug - Hillsborough
 125         1        MLML                 Walgreens Stephens City
 126         1        MLML                 CVS West Hempstead
 127         1        MLML                 3300 West Sixth Street
 128         1        CRF                  Anderson Marketplace
 129         1        CRF                  7201 South Figueroa St. Retail
 130         1        Key                  Deer Creek Woods Buildings 4S and 7S
 131         1        CRF                  Security Storage - North MacArthur
 132         1        CRF                  Storage 2000 - Cayce
 133         1        MLML                 Creekstone Village Shopping Center
 134         1        CRF                  Canyon Plaza
 135         1        CRF                  Shops at Vista del Bosque
 136         1        CRF                  Turner Plaza
 137         1        CRF                  Dorothy St Apts
 138         1        CRF                  2247 North Milwaukee
 139         1        Key                  Las Vegas Watersports
 140         1        Key                  Alton Professional Center
 141         1        CRF                  Walgreens - Long Beach
 142         1        CRF                  1610 Montana Ave Retail
 143         1        CRF                  Bissonnet Retail Center
 144         1        Key                  Auto Zone and Buckner Strip
 145         1        CRF                  Lakepointe Office
 146         1        Key                  Paramount Self Storage
 147         1        CRF                  7401 Bush Lake Road
 148         2        Key                  Woodview Apartments
 149         1        CRF                  FedEx Moline
 150         1        CRF                  Security Storage - Edmond
 151         2        CRF                  Orizaba Avenue Apartments
 152         2        CRF                  1544 Placentia Ave. Apts.
 153         1        Key                  McCormick Place
 154         1        CRF                  The Pointe at Epps Bridge
 155         1        CRF                  Shops at Airport Freeway
 156         1        CRF                  Encino Retail
 157         1        Key                  St. Stephens Square Shopping Center
 158         1        CRF                  Security Storage -South Penn
 159         2        CRF                  South Land Park Apts
 160         2        CRF                  586 Hart St.
 161         1        CRF                  7111 & 7119 Indiana Ave.
 162         1        Key                  Woodruff Gallery
 163         1        CRF                  Security Storage - Norman
 164         1        CRF                  2400 Bissonnet
 165         2        CRF                  Blackstone 222
 166         1        CRF                  Security Storage - Memorial @ Santa Fe
 167         1        CRF                  Security Storage - North Penn
 168         1        CRF                  Townsgate Shopping Center
 169         1        CRF                  Providence Plaza Retail
 170         1        CRF                  Silverado Ranch Retail
 171         2        CRF                  Swansonian Apartments
 172         1        CRF                  Pinnacle Park Plaza
 173         1        CRF                  1515 Walsh Ave Industrial
 174         1        CRF                  Riverdale Retail
 175         1        CRF                  Sigmon Commons Retail
 176         1        CRF                  Lowes Ground Lease
 177         1        CRF                  Cobblestone Square
 178         1        CRF                  Kimmel Shoppes
 179         1        CRF                  PetCo - Modesto
 180         2        CRF                  Skyridge MHP
 181         1        CRF                  Boca Raton Athletic Club Plaza
 182         1        CRF                  Commerce Park Center
 183         1        CRF                  Apublix Self Storage
 184         1        CRF                  Winder Georgia Retail
 185         2        CRF                  Clifton Mobile Manor
 186         1        Key                  Lake Sahara Office Building
 187         1        CRF                  Jewel Plaza
 188         1        CRF                  Midtown Phoenix Shopping Center
 189         1        CRF                  6620 Somerset Blvd Retail
 190         2        CRF                  El Camba MCH
 191         1        CRF                  Action Apartments
 192         1        CRF                  Trenton Crossroads
 193         2        CRF                  Saticoy Street Apartments
 194         1        CRF                  420 Lake Cook Rd Office
 195         1        CRF                  Machesney Park
 196         1        CRF                  Keller Parkway Office
 197         2        CRF                  Marengo Apartments
 198         2        CRF                  360 Franklin Ave.
 199         1        CRF                  1400 Edgewater Apartments
 200         1        CRF                  Wilson Plaza Conroe
 201         2        CRF                  Twin Oaks
 202         1        CRF                  Wallace Medical Office
 203         2        CRF                  Bear Creek Villas
 204         1        CRF                  State Farm Building
 205         1        CRF                  Gateway Office Plaza
 206         1        CRF                  Crossover Mini Storage
 207         1        CRF                  Packwood Creek Inline Retail
 208         1        CRF                  Northbrooke Business Park
 209         2        CRF                  Red Curb - 1558 & 1643 206th
 210         2        CRF                  1607 Greenfield Apts
 211         1        CRF                  2517 Santa Fe Industrial
 212         1        CRF                  Alamitos Plaza
 213         2        CRF                  174 Russell Street
 214         2        CRF                  Red Curb - 1527 204th
 215         2        CRF                  Red Curb - 219th
 216         2        CRF                  Batavia Apartments
 217         2        CRF                  Red Curb - 1531 204th
 218         2        CRF                  1605 West Torrance Boulevard

                                                                                                                            YM
LOAN #                                 ORIGINAL PREPAYMENT PROVISION (PAYMENTS)(20),(27)                                 FOOTNOTES
-----------------------------------------------------------------------------------------------------------------------------------

   1                                                  LO(26),Def(91),O(3)
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
   2                                                        Various                                                          A
   2                                              GRTRofYMor1%(36)Def(44),O(4)                                               A
   2                                              GRTRofYMor1%(36)Def(80),O(4)                                               A
 2.001
 2.002
 2.003
 2.004
 2.005
 2.006
 2.007
 2.008
 2.009
 2.010
 2.011
 2.012
 2.013
 2.014
 2.015
 2.016
 2.017
 2.018
 2.019
 2.020
 2.021
 2.022
 2.023
 2.024
 2.025
 2.026
 2.027
 2.028
 2.029
 2.030
 2.031
 2.032
 2.033
 2.034
 2.035
 2.036
 2.037
 2.038
 2.039
 2.040
 2.041
 2.042
 2.043
 2.044
 2.045
 2.046
 2.047
 2.048
 2.049
 2.050
 2.051
 2.052
 2.053
 2.054
 2.055
 2.056
 2.057
 2.058
 2.059
 2.060
 2.061
 2.062
 2.063
 2.064
 2.065
 2.066
 2.067
 2.068
 2.069
 2.070
 2.071
 2.072
 2.073
 2.074
 2.075
 2.076
 2.077
 2.078
 2.079
 2.080
 2.081
 2.082
 2.083
 2.084
 2.085
 2.086
 2.087
 2.088
 2.089
 2.090
 2.091
 2.092
 2.093
 2.094
 2.095
 2.096
 2.097
 2.098
 2.099
 2.100
 2.101
 2.102
 2.103
 2.104
 2.105
 2.106
 2.107
 2.108
 2.109
 2.110
 2.111
 2.112
 2.113
 2.114
 2.115
 2.116
 2.117
 2.118
 2.119
 2.120
 2.121
 2.122
 2.123
 2.124
 2.125
 2.126
 2.127
 2.128
 2.129
 2.130
 2.131
 2.132
 2.133
 2.134
 2.135
 2.136
 2.137
 2.138
 2.139
 2.140
 2.141
 2.142
 2.143
 2.144
 2.145
 2.146
 2.147
 2.148
 2.149
 2.150
 2.151
 2.152
 2.153
 2.154
 2.155
 2.156
 2.157
 2.158
 2.159
 2.160
 2.161
 2.162
 2.163
 2.164
 2.165
 2.166
 2.167
 2.168
 2.169
 2.170
 2.171
 2.172
 2.173
 2.174
 2.175
 2.176
 2.177
 2.178
 2.179
 2.180
 2.181
 2.182
 2.183
 2.184
 2.185
 2.186
 2.187
 2.188
 2.189
 2.190
 2.191
 2.192
 2.193
 2.194
 2.195
 2.196
 2.197
 2.198
 2.199
 2.200
 2.201
 2.202
 2.203
 2.204
 2.205
 2.206
 2.207
 2.208
 2.209
 2.210
 2.211
 2.212
 2.213
 2.214
 2.215
 2.216
 2.217
 2.218
 2.219
 2.220
 2.221
 2.222
 2.223
 2.224
 2.225
 2.226
 2.227
 2.228
 2.229
 2.230
 2.231
 2.232
 2.233
 2.234
 2.235
 2.236
 2.237
 2.238
 2.239
 2.240
 2.241
 2.242
 2.243
 2.244
 2.245
 2.246
 2.247
 2.248
 2.249
 2.250
 2.251
 2.252
 2.253
 2.254
 2.255
 2.256
 2.257
 2.258
 2.259
 2.260
 2.261
 2.262
 2.263
 2.264
 2.265
 2.266
 2.267
 2.268
 2.269
 2.270
 2.271
 2.272
 2.273
 2.274
   3                                      GRTRofYMor1%(25),DeforGRTRofYMor1%(91),O(4)                                        C
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
   4                                    LO(24),Def(11),LESSofDeforGRTRofYMor1%(45),O(4)                                      B
   5                                                  LO(25),Def(88),O(7)
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
   6                                                  LO(27),Def(87),O(6)
   7                                                  LO(26),Def(90),O(4)
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
   8                                                LO(26),DeforYM(51),O(7)                                                  D
                                                      LO(33),Def(83),O(4)
   9                                                  LO(33),Def(83),O(4)
  10                                                  LO(33),Def(83),O(4)
  11                                                  LO(27),Def(89),O(4)
  12                                                  LO(26),Def(54),O(4)
  13                                                  LO(25),Def(91),O(4)
  14                                           LO(25),DeforGRTRofYMor1%(92),O(3)                                             C
  15                                                  LO(24),Def(91),O(5)
  16                                                  LO(24),Def(89),O(7)
  17                                                  LO(24),Def(90),O(6)
  18                                                  LO(24),Def(92),O(4)
  19                                                  LO(26),Def(90),O(4)
  20                                                  LO(26),Def(89),O(5)
  21                                                  LO(30),Def(26),O(4)
  22                                           LO(25),DeforGRTRofYMor1%(92),O(3)                                             C
  23                                                  LO(24),Def(92),O(4)
  24                                                  LO(29),Def(88),O(3)
  25                                                  LO(24),Def(92),O(4)
  26     LO(24),Def(36),LESSofDefor5%(11),LESSofDefor4%(12),LESSofDefor3%(12),LESSofDefor2%,(12),LESSofDefor1%(6),O(7)
  27                                           LO(25),DeforGRTRofYMor1%(92),O(3)                                             C
  28                                                  LO(24),Def(92),O(4)
  29                                                  LO(25),Def(92),O(3)
  30                                                  LO(25),Def(91),O(4)
  31                                    LO(25),Def(34),LESSofDeforGRTRofYMor1%(57),O(4)                                      B
  32                                                  LO(27),Def(89),O(4)
  33                                                  LO(24),Def(92),O(4)
  34                                                  LO(26),Def(90),O(4)
  35                                                  LO(24),Def(93),O(3)
  36                                                  LO(24),Def(95),O(1)
  37                                                  LO(24),Def(92),O(4)
  38                                                  LO(26),Def(90),O(4)
 38.01
 38.02
  39                                           LO(26),DeforGRTRofYMor1%(90),O(4)                                             B
 39.01
 39.02
 39.03
  40                                                  LO(27),Def(89),O(4)
  41                                                 GRTRofYMor1%(116),O(4)                                                  C
  42                                                  LO(26),Def(90),O(4)
  43                                                  LO(29),Def(86),O(5)
  44                                                  LO(26),Def(90),O(4)
  45                                        LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  46                                                  LO(24),Def(92),O(4)
  47                                                  LO(27),Def(89),O(4)
  48                                                  LO(25),Def(91),O(4)
  49                                                  LO(28),Def(87),O(5)
  50                                                  LO(24),Def(93),O(3)
  51                                                  LO(24),Def(95),O(1)
  52                                                  LO(26),Def(90),O(4)
  53                                             GRTRofYMor3%(24),Def(92),O(4)                                               B
 53.01
 53.02
 53.03
 53.04
 53.05
  54                                                  LO(27),Def(88),O(5)
  55                                                  LO(27),Def(31),O(2)
  56                                   GRTRofYMor1%(25),LESSofDeforGRTRofYMor1%(91),O(4)                                     B
 56.01
 56.02
 56.03
 56.04
 56.05
  57                                                  LO(28),Def(83),O(4)
  58                                                  LO(25),Def(93),O(2)
  59                                           LO(25),DeforGRTRofYMor1%(92),O(3)                                             C
  60                                                  LO(24),Def(85),O(11)
  61                                                  LO(24),Def(93),O(3)
  62                                              LO(24),GRTRofYMor1%(92),O(4)                                               A
  63                                                  LO(24),Def(92),O(4)
  64                                                      YM(116),O(4)                                                       C
  65                                                  LO(27),Def(89),O(4)
  66                                                  LO(26),Def(30),O(4)
  67                                                  LO(24),Def(94),O(2)
  68                                                  LO(27),Def(53),O(4)
  69                                                  LO(27),Def(77),O(4)
  70                  GRTRofYMor3%(12),GRTRofYMor2%(12),GRTRofYMor1%(3),LESSof DeforGRTRof YMor1%(89),O(4)                   B
  71                                                  LO(28),Def(89),O(3)
  72                                                  LO(25),Def(92),O(3)
  73                                                  LO(24),Def(92),O(4)
  74                                                  LO(28),Def(89),O(3)
  75                                                  LO(26),Def(90),O(4)
  76                                                  LO(24),Def(93),O(3)
  77                                        LO(35),LESSofDeforGRTRofYMor1%(81),O(4)                                          B
  78                                                  LO(27),Def(89),O(4)
  79                                                  LO(24),Def(92),O(4)
  80                                                  LO(26),Def(90),O(4)
  81                                                  LO(25),Def(93),O(2)
  82                                                 GRTRofYMor1%(116),O(4)                                                  C
  83                                                  LO(26),Def(90),O(4)
  84                                        LO(35),LESSofDeforGRTRofYMor1%(81),O(4)                                          B
  85                                                 GRTRofYMor5%(23),O(37)                                                  C
  86                                                  LO(28),Def(88),O(4)
  87                                                  LO(26),Def(90),O(4)
  88                                                  LO(25),Def(91),O(4)
  89                                                  LO(25),Def(91),O(4)
  90        LO(26),Def(33),LESSofDeforGRTRofYMor3%(12),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(33),O(4)          B
  91                                                  LO(26),Def(90),O(4)
  92                                                 GRTRofYMor1%(116),O(4)                                                  C
  93                                                  LO(25),Def(91),O(4)
  94                                                  LO(24),Def(92),O(4)
  95                           LO(27),Def(41),Defor4%(9),Defor3%(12),Defor2%(12),Defor1%(12),O(7)
  96                                                  LO(27),Def(89),O(4)
  97                                                  LO(24),Def(93),O(3)
  98                                             LO(35),GRTRofYMor1%(141),O(4)                                               C
  99                                                  LO(25),Def(92),O(3)
  100                                                 LO(26),Def(90),O(4)
  101                                                 LO(25),Def(91),O(4)
  102                               LO(23),GRTRofYMor1%(2),LESSofDeforGRTRofYMor1%(91),O(4)                                  B
  103                                                 LO(25),Def(91),O(4)
  104                                                 LO(26),Def(90),O(4)
  105                                                 LO(26),Def(90),O(4)
  106                                                 LO(26),Def(90),O(4)
  107                                                 LO(25),Def(88),O(7)
  108                                                 LO(24),Def(92),O(4)
  109                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  110                                                 LO(28),Def(88),O(4)
  111                                                 LO(27),Def(89),O(4)
  112                                                 LO(25),Def(93),O(2)
112.01
112.02
112.03
  113                                                 LO(25),Def(93),O(2)
  114                                               GRTRofYMor1%(107),O(13)                                                  C
  115                                                 LO(25),Def(93),O(2)
  116                                                 LO(26),Def(90),O(4)
  117                                  GRTRofYMor1%(25),LESSofDeforGRTRofYMor1%(91),O(4)                                     B
117.01
117.02
117.03
117.04
  118                                            LO(35),GRTRofYMor1%(141),O(4)                                               C
  119                                       LO(35),LESSofDeforGRTRofYMor1%(81),O(4)                                          B
  120                                                 LO(26),Def(30),O(4)
  121                                                 LO(25),Def(91),O(4)
  122           LO(26),LESSofDeforGRTRofYMor3%(11),LESSofDeforGRTRofYMor2%(24),LESSofDeforGRTRofYMor1%(55),O(4)              B
  123                                                 LO(26),Def(92),O(2)
  124           LO(26),LESSofDeforGRTRofYMor3%(11),LESSofDeforGRTRofYMor2%(24),LESSofDeforGRTRofYMor3%(55),O(4)              B
  125                                                 LO(24),Def(93),O(3)
  126                                                 LO(24),Def(90),O(6)
  127                                                 LO(24),Def(93),O(3)
  128                                                 LO(26),Def(92),O(2)
  129                                                 LO(24),Def(92),O(4)
  130                                                 LO(25),Def(92),O(3)
  131                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  132                                       LO(35),LESSofDeforGRTRofYMor1%(81),O(4)                                          B
  133                                                 LO(24),Def(92),O(4)
  134                                                 LO(24),Def(94),O(2)
  135                                                 LO(26),Def(90),O(4)
  136                                                 LO(27),Def(91),O(2)
  137                               LO(24),GRTRofYMor1%(1),LESSofDeforGRTRofYMor1%(91),O(4)                                  B
  138                                                 LO(25),Def(91),O(4)
  139                                                 LO(27),Def(88),O(5)
  140                                                GRTRofYMor1%(116),O(4)                                                  C
  141                                                 LO(25),Def(91),O(4)
  142                                                 LO(24),Def(92),O(4)
  143                                                 LO(24),Def(92),O(4)
  144                                                GRTRofYMor1%(116),O(4)                                                  C
  145                                                 LO(26),Def(90),O(4)
  146                                     GRTRofYMor1%(25),DeforGRTRofYMor1%(94),O(61)                                       C
  147                                       LO(36),LESSofDeforGRTRofYMor1%(80),O(4)                                          B
  148                                                 LO(25),Def(92),O(3)
  149                                                 LO(25),Def(93),O(2)
  150                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  151                                       LO(60),LESSofDeforGRTRofYMor1%(56),O(4)                                          B
  152                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  153                                                 LO(24),Def(91),O(5)
  154                                                 LO(24),Def(92),O(4)
  155                                                 LO(26),Def(92),O(2)
  156                                                 LO(24),Def(92),O(4)
  157                                                GRTRofYMor5%(116),O(4)                                                  C
  158                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  159                                                 LO(26),Def(90),O(4)
  160                                                GRTRofYMor1%(116),O(4)                                                  B
  161                                                 LO(26),Def(92),O(2)
  162                                                 LO(24),Def(93),O(3)
  163                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  164                                                 LO(25),Def(93),O(2)
  165                                       LO(60),LESSofDeforGRTRofYMor1%(56),O(4)                                          B
  166                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  167                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  168                                                 LO(24),Def(92),O(4)
  169                                                 LO(24),Def(92),O(4)
  170                                                 LO(25),Def(91),O(4)
  171                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  172                                                 LO(26),Def(90),O(4)
  173                               LO(23),GRTRofYMor1%(3),LESSofDeforGRTRofYMor1%(90),O(4)                                  B
  174                                                 LO(26),Def(92),O(2)
  175                                                 LO(24),Def(92),O(4)
  176                                                 LO(25),Def(91),O(4)
  177                                                 LO(26),Def(90),O(4)
  178                                                 LO(26),Def(92),O(2)
  179                                                 LO(24),Def(92),O(4)
  180                                                 LO(27),Def(89),O(4)
  181                                                 LO(26),Def(90),O(4)
  182                                                 LO(27),Def(91),O(2)
  183                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  184                                       LO(47),LESSofDeforGRTRofYMor1%(69),O(4)                                          B
  185                                                 LO(26),Def(30),O(4)
  186                                                 LO(26),Def(91),O(3)
  187                                                 LO(25),Def(91),O(4)
  188                                                 LO(26),Def(92),O(2)
  189                                                 LO(24),Def(92),O(4)
  190                                                 LO(26),Def(30),O(4)
  191                                      LO(60),LESSofDeforGRTRofYMor1%(59),O(181)                                         B
  192                                                 LO(27),Def(89),O(4)
  193                                       LO(34),LESSofDeforGRTRofYMor1%(82),O(4)                                          B
  194                                                 LO(25),Def(91),O(4)
  195                                       LO(35),LESSofDeforGRTRofYMor1%(83),O(2)                                          B
  196                                                 LO(27),Def(91),O(2)
  197                                                 LO(26),Def(92),O(2)
  198                                      5%(24),4%(24),3%(24),2%(24),1%(23),O(241)
  199                                                GRTRofYMor1%(116),O(4)                                                  B
  200                                       LO(35),LESSofDeforGRTRofYMor1%(81),O(4)                                          B
  201                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  202                                                 LO(27),Def(89),O(4)
  203                                       5%(24),4%(24),3%(24),2%(24),1%(23),O(1)
  204                                                 LO(27),Def(89),O(4)
  205                                                 LO(27),Def(89),O(4)
  206                                                 LO(26),Def(90),O(4)
  207                                       LO(25),LESSofDeforGRTRofYMor1%(91),O(4)                                          B
  208                                   LO(24),Def(35),LESSofDeforGRTRofYMor1%(57),O(4)                                      B
  209                                                GRTRofYMor1%(116),O(4)                                                  B
  210                                   LO(60),5%(12),4%(12),3%(12),2%(12),1%(11),O(241)
  211                                                 LO(27),Def(91),O(2)
  212                                       LO(59),LESSofDeforGRTRofYMor1%(57),O(4)                                          B
  213                                               GRTRofYMor1%(119),O(241)                                                 B
  214                                                GRTRofYMor1%(116),O(4)                                                  B
  215                                                GRTRofYMor1%(116),O(4)                                                  B
  216                                       5%(24),4%(24),3%(24),2%(24),1%(21),O(3)
  217                                                GRTRofYMor1%(116),O(4)                                                  B
  218                                                GRTRofYMor1%(116),O(4)                                                  B

           UPFRONT       UPFRONT       UPFRONT       UPFRONT       UPFRONT          UPFRONT
         ENGINEERING      CAPEX         TI/LC        RE TAX          INS.            OTHER
LOAN #   RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)    RESERVE ($)(7)
----------------------------------------------------------------------------------------------

  1        413,533                                  2,661,941     1,472,067         56,563
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
  2        536,646      2,238,167                   6,933,000      684,275         1,370,644
  2
  2
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  3                                     64,166       710,424                         2,400
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
  4                                                  456,455       265,608
  5        438,400        72,110                     511,000        38,804         1,005,300
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
  6                                                                                 25,000
  7                                                                224,090         1,406,694
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
  8
           256,194                                   565,000
  9        249,944                                   417,457
  10        6,250                                    147,544
  11                                                 234,667
  12                                                  34,990        9,754          1,500,000
  13        6,375                                                   22,778         1,000,000
  14
  15        31,875                                   133,114        44,519
  16                                                                                60,000
  17                      2,332         7,640         59,073        9,142           20,000
  18                                                  90,532
  19                                                 118,796        8,912
  20                                                  44,295        13,525
  21                     119,700                      19,805        4,570
  22
  23       145,625                                   229,275        11,675
  24                                   440,103                      20,500
  25       650,000                     250,000       109,319                        32,744
  26                                                 148,403        13,802          138,628
  27
  28                                                  48,890
  29
  30                                                  13,440                        21,605
  31
  32
  33                                                  77,160        25,736         5,780,000
  34                                                  65,896       214,639
  35
  36        4,375                                     32,345        5,007
  37                                                 124,106        52,262          350,000
  38                                                  90,000
38.01
38.02
  39        2,000         3,732
39.01
39.02
39.03
  40                                                                                  100
  41                       663                        17,117
  42                                                 150,067
  43                     100,000       676,796        43,320                        65,000
  44                                                  62,983                        182,000
  45                                                  33,400        49,613
  46                                                  69,662         640            400,000
  47                                                                7,136           467,800
  48                                                  62,020        23,567          16,666
  49                      80,000       608,233                      1,827
  50        19,375                                                  3,101
  51
  52                       646                        29,750        6,662          1,000,000
  53        18,438                                   133,133        15,757         1,065,000
53.01
53.02
53.03
53.04
53.05
  54                     225,000       100,000        78,927
  55                                                  21,878        12,832
  56        1,250                                    185,009        33,514
56.01
56.02
56.03
56.04
56.05
  57                                                 165,000
  58
  59                       749          5,069
  60                                                                9,160           708,860
  61                                                  65,643        1,354           500,000
  62                                                  21,856        2,640
  63                                                  10,249        7,013           708,350
  64                                                                                677,250
  65         250           439                        11,861        1,470
  66                                                  11,214        2,795
  67                                                  33,780
  68                                                  57,621        21,873
  69                                                 119,157        13,782
  70                                                  88,192                         3,629
  71                      14,114                                                     9,375
  72                      1,105                       23,133        8,004
  73                                                  44,790        6,354
  74                      13,581                                                     9,175
  75                                                  42,154         632
  76                                                  56,714        1,026           50,000
  77                                                  18,005        6,513
  78                                   125,000        20,027        1,675           27,933
  79
  80        11,250                      50,000        14,935        2,384
  81                                                  58,373        2,116
  82                       256                        10,010        1,755
  83                                                  19,923        9,561          1,575,000
  84                                                  28,854        6,260
  85                      6,347                       61,644
  86                                   100,000        26,316        3,913
  87                    1,736,000                     42,938        29,700
  88                                                  4,573         3,815           106,000
  89                                                  11,455        3,367           313,906
  90
  91                                                  21,843                        287,026
  92                      4,375                       91,785        34,191
  93                                                  38,268
  94                                                  89,902        22,637
  95        10,938                     500,000        14,459        2,952           200,000
  96
  97                                                  9,845         1,377           352,000
  98                                                  33,021                        71,000
  99                      2,417                       41,126
 100
 101                                                  37,200        2,776
 102                                                  87,551        16,197
 103        12,500                                    18,944        1,447
 104                                                  23,909        6,408           680,000
 105                                                  65,952        5,847
 106                                   150,000        61,563        78,381          239,014
 107        37,090                                    33,000
 108                       375          2,498         54,678        2,790           125,000
 109                       495         103,430        30,276         493
 110        8,438                                     33,353        29,130
 111
 112                                                  18,503        11,102
112.01
112.02
112.03
 113                                                  15,901        1,681
 114                                                  29,188        4,110
 115                                                  17,242        3,057
 116                                                  17,703        18,672          300,040
 117                                    3,182         93,986        5,476
117.01
117.02
117.03
117.04
 118                                                  20,513
 119                                                  6,987         7,405
 120                                                  25,492        10,465          200,000
 121                                                  9,441         3,143
 122
 123                      10,000       215,000        6,862         2,477
 124
 125        28,000                                                   525
 126
 127                                                  31,879                        550,000
 128                                                  18,880         624
 129                                                  23,247        2,346
 130                                    1,667         2,067         6,210           15,860
 131                                                  17,857        1,692
 132                                                  15,813        4,128
 133                                                  2,299         1,029
 134                                                  19,618        1,513           17,404
 135                                                  1,510          776            20,000
 136                      31,500                      3,487         2,480
 137
 138                                                  55,739        1,965
 139                       200                        2,758         4,311
 140                       200                                      1,785           23,952
 141
 142                                                  26,567        1,077
 143                                                  11,323        3,357
 144                       196          30,000        14,579        1,243
 145                                                  33,750        4,994
 146
 147                                                  22,286        3,594
 148                      1,438                       7,631         2,595             500
 149                                                  39,456
 150                                                  13,864        1,651
 151
 152                                                  8,454         1,227
 153
 154
 155                                                  16,917        1,526
 156                                                  19,245        1,795
 157                      1,385         2,506         10,278        14,251
 158                                                  12,883        1,426
 159
 160                                                  3,457         1,517
 161                                                  9,756         7,667
 162                       448          2,083         21,176        2,785
 163                                                  17,810        1,544
 164                                                  18,776        1,271
 165
 166                                                  10,207        1,364
 167                                                  11,061        1,345
 168
 169                                                  35,988         889
 170                                                  3,907          529            166,216
 171
 172                                                  40,028        3,190
 173
 174
 175                                                  8,745         2,886           28,856
 176
 177                                                  9,835         1,183
 178                                    60,000        19,222         671
 179                                                  15,638
 180                                                  11,169        1,658
 181                                                  33,568        3,812
 182        50,000                                    16,677         920
 183                                                  4,933          583
 184                                                  11,229         196
 185                                                  5,733          133
 186                       238          1,897         5,372         1,886           100,000
 187                                                  16,287         515
 188                                                  4,720          619
 189                                                  19,643         610            12,960
 190                                                  11,137        1,265
 191
 192                      5,800         60,000        12,457         831
 193                                                  13,502         722
 194
 195                                                  22,088         810
 196                                                  15,779        4,191
 197                      10,000       215,000        6,862         2,477
 198                                                  1,455         5,063           22,000
 199
 200                                                  4,164          812
 201
 202                                                  8,440          119            50,000
 203
 204                                                  2,916          327            68,640
 205                                                  4,289         5,507
 206                                                  1,928         1,142
 207                                                  24,099        1,848
 208                                                  4,165          435            54,688
 209
 210                                                  4,569          571
 211                                                  3,014          377
 212                                                  3,426          826
 213                                                   831           737
 214
 215
 216                                                   698           756
 217
 218

                                                  UPFRONT                                                 MONTHLY         MONTHLY
                                                   OTHER                                                   CAPEX       CAPEX RESERVE
LOAN #                                     RESERVE DESCRIPTION(7)                                     RESERVE ($)(24)   CAP ($)(24)
------------------------------------------------------------------------------------------------------------------------------------

   1     Environmental Remediation Reserve                                                                148,958
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
   2     Environmental Reserve                                                                            238,167          2,858,250
   2
   2
 2.001
 2.002
 2.003
 2.004
 2.005
 2.006
 2.007
 2.008
 2.009
 2.010
 2.011
 2.012
 2.013
 2.014
 2.015
 2.016
 2.017
 2.018
 2.019
 2.020
 2.021
 2.022
 2.023
 2.024
 2.025
 2.026
 2.027
 2.028
 2.029
 2.030
 2.031
 2.032
 2.033
 2.034
 2.035
 2.036
 2.037
 2.038
 2.039
 2.040
 2.041
 2.042
 2.043
 2.044
 2.045
 2.046
 2.047
 2.048
 2.049
 2.050
 2.051
 2.052
 2.053
 2.054
 2.055
 2.056
 2.057
 2.058
 2.059
 2.060
 2.061
 2.062
 2.063
 2.064
 2.065
 2.066
 2.067
 2.068
 2.069
 2.070
 2.071
 2.072
 2.073
 2.074
 2.075
 2.076
 2.077
 2.078
 2.079
 2.080
 2.081
 2.082
 2.083
 2.084
 2.085
 2.086
 2.087
 2.088
 2.089
 2.090
 2.091
 2.092
 2.093
 2.094
 2.095
 2.096
 2.097
 2.098
 2.099
 2.100
 2.101
 2.102
 2.103
 2.104
 2.105
 2.106
 2.107
 2.108
 2.109
 2.110
 2.111
 2.112
 2.113
 2.114
 2.115
 2.116
 2.117
 2.118
 2.119
 2.120
 2.121
 2.122
 2.123
 2.124
 2.125
 2.126
 2.127
 2.128
 2.129
 2.130
 2.131
 2.132
 2.133
 2.134
 2.135
 2.136
 2.137
 2.138
 2.139
 2.140
 2.141
 2.142
 2.143
 2.144
 2.145
 2.146
 2.147
 2.148
 2.149
 2.150
 2.151
 2.152
 2.153
 2.154
 2.155
 2.156
 2.157
 2.158
 2.159
 2.160
 2.161
 2.162
 2.163
 2.164
 2.165
 2.166
 2.167
 2.168
 2.169
 2.170
 2.171
 2.172
 2.173
 2.174
 2.175
 2.176
 2.177
 2.178
 2.179
 2.180
 2.181
 2.182
 2.183
 2.184
 2.185
 2.186
 2.187
 2.188
 2.189
 2.190
 2.191
 2.192
 2.193
 2.194
 2.195
 2.196
 2.197
 2.198
 2.199
 2.200
 2.201
 2.202
 2.203
 2.204
 2.205
 2.206
 2.207
 2.208
 2.209
 2.210
 2.211
 2.212
 2.213
 2.214
 2.215
 2.216
 2.217
 2.218
 2.219
 2.220
 2.221
 2.222
 2.223
 2.224
 2.225
 2.226
 2.227
 2.228
 2.229
 2.230
 2.231
 2.232
 2.233
 2.234
 2.235
 2.236
 2.237
 2.238
 2.239
 2.240
 2.241
 2.242
 2.243
 2.244
 2.245
 2.246
 2.247
 2.248
 2.249
 2.250
 2.251
 2.252
 2.253
 2.254
 2.255
 2.256
 2.257
 2.258
 2.259
 2.260
 2.261
 2.262
 2.263
 2.264
 2.265
 2.266
 2.267
 2.268
 2.269
 2.270
 2.271
 2.272
 2.273
 2.274
   3     Asbestos O&M Plan Escrow
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
   4                                                                                                      176,628
   5     Environmental Reserve
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
   6     Holdback Reserve
   7     Reconstruction Holdback Reserve (1,350,444); Remediation Holdback Reserve (56,250)
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
   8
                                                                                                          16,438
   9                                                                                                      12,333
  10                                                                                                       4,104
  11
  12     Holdback Reserve                                                                                  1,633
  13     Performance Reserve                                                                               2,191             52,591
  14
  15                                                                                                       5,922
  16     Leasing Reserve
  17     Water Well Escrow                                                                                 2,332             55,956
  18                                                                                                      15,284            450,000
  19                                                                                                       5,333
  20
  21
  22                                                                                                       2,141
  23                                                                                                       9,000
  24                                                                                                       2,624
  25     Occupancy Reserve                                                                                 1,907
  26     Rent Holdback                                                                                     1,486             35,666
  27
  28                                                                                                      20,100
  29
  30     Occupancy Reserve                                                                                  971
  31
  32                                                                                                       1,822             43,733
  33     Occupancy Reserve Holdback (4,400,000), Tenant Improvement Holdback (1,380,000)                   1,507             36,157
  34                                                                                                       6,167
  35
  36                                                                                                      10,716
  37     Debt Service Reserve                                                                              2,300
  38
 38.01
 38.02
  39                                                                                                       1,866             44,782
 39.01
 39.02
 39.03
  40     Purchase Price Escrow
  41                                                                                                        663              31,824
  42                                                                                                       3,283            118,200
  43     Space #29 Tenant Reserve                                                                          1,808            150,000
  44     Environmental Reserve (32,000); Holdback (150,000)                                                1,557
  45                                                                                                       3,667             44,000
  46     Pad Lease Holdback (250,000); Wing Stop Rent Holdback (150,000)                                    975
  47     Holdback Reserve                                                                                  8,292
  48     Air Rights Lease Payment                                                                         18,465
  49
  50                                                                                                       1,746
  51                                                                                                       7,795            250,000
  52     Holdback Reserve                                                                                   646              25,000
  53     Holdback Reserve                                                                                  1,065
 53.01
 53.02
 53.03
 53.04
 53.05
  54                                                                                                       1,112
  55                                                                                                       4,683            168,600
  56                                                                                                       2,667             64,008
 56.01
 56.02
 56.03
 56.04
 56.05
  57                                                                                                       5,333
  58                                                                                                        731
  59
  60     Occupancy Reserve (190,000), Building F Reserve (453,000), Jimmy Mac's Reserve (65,859.55)         404              14,533
  61     Occupancy Holdback                                                                                 766
  62
  63     Occupancy Holdback (600,000), Rent Escrow (108,350)                                                650
  64     Completion Escrow
  65                                                                                                        439              15,800
  66
  67                                                                                                       2,500             90,000
  68                                                                                                       4,680            112,320
  69                                                                                                      20,354
  70     Debt Service Reserve - Mezz                                                                       6,417
  71     Insurance and Security Agreement Holdback                                                                           14,114
  72                                                                                                       1,105
  73
  74     Insurance Escrow and Security Agreement Holdback                                                  1,132             13,581
  75                                                                                                       1,117             20,000
  76     Reimbursement Reserve                                                                              980
  77                                                                                                        865              31,133
  78     Bagel Meister Rent Reserve                                                                         316              11,385
  79
  80                                                                                                        369              13,300
  81                                                                                                       2,792
  82                                                                                                        256              9,228
  83     Holdback Reserve                                                                                   902              21,650
  84                                                                                                        915              32,940
  85                                                                                                       6,347
  86                                                                                                        977
  87                                                                                                       4,125
  88     Loan Holdback                                                                                     1,117
  89     Debt Service Reserve (62,570); Rent and Recovery (216,022); Prepaid Rent (35,314)                  196              11,744
  90
  91     DSCA Environmental Reserve Account (78,000); Holdback Reserve Account (209,026.20)                 657
  92
  93
  94                                                                                                       7,253
  95     Debt Service Reserve                                                                              1,085
  96
  97     Lease Up Escrow                                                                                    164
  98     Lease Up Escrow (41,000); Holdback Escrow (30,000)
  99                                                                                                       2,417             87,000
  100
  101                                                                                                       512              30,720
  102
  103                                                                                                      1,625
  104    Holdback Reserve                                                                                   304              10,930
  105                                                                                                      2,000
  106    Lex Mortgage Expansion                                                                             770
  107                                                                                                      1,341
  108    Holdback Reserve
  109                                                                                                       495
  110                                                                                                      2,771
  111                                                                                                       600              28,820
  112
112.01
112.02
112.03
  113                                                                                                       148
  114
  115                                                                                                      1,833             88,000
  116    PIP Escrow                                                                                        4,934            177,612
  117                                                                                                       749              44,921
117.01
117.02
117.03
117.04
  118
  119                                                                                                       289              17,315
  120    Holdback Reserve                                                                                   780
  121                                                                                                       125              4,500
  122
  123                                                                                                                        10,000
  124
  125
  126                                                                                                       152
  127    Lease up Holdback                                                                                  116              4,184
  128                                                                                                       131              7,875
  129                                                                                                       300              18,000
  130    Rent Holdback
  131
  132                                                                                                       650              23,415
  133
  134    Rent Holdback                                                                                      89               5,355
  135    TI/LC Holdback                                                                                     77
  136                                                                                                       212
  137
  138                                                                                                       188
  139                                                                                                       200              7,185
  140     Rent Holdback                                                                                     200              7,200
  141
  142                                                                                                       100              6,000
  143                                                                                                       82
  144                                                                                                       196
  145                                                                                                       270
  146
  147                                                                                                       641              15,384
  148    Environmental Escrow (O&M Plan)                                                                   1,438
  149                                                                                                       687              20,000
  150
  151
  152                                                                                                       521
  153
  154                                                                                                       177              4,244
  155                                                                                                       148              8,888
  156                                                                                                       122
  157                                                                                                      1,385
  158
  159
  160
  161
  162                                                                                                       448              16,116
  163
  164                                                                                                       187
  165
  166
  167
  168                                                                                                       150
  169                                                                                                       190
  170    Holdback Reserve                                                                                   75               4,475
  171
  172                                                                                                       60
  173
  174
  175    Rent Holdback                                                                                      133
  176
  177                                                                                                       103
  178                                                                                                       120              7,200
  179
  180
  181                                                                                                       123
  182
  183                                                                                                       408
  184                                                                                                       131
  185
  186    TI/LC for Win Win Gaming lease roll-over                                                           238
  187
  188
  189    Holdback Reserve
  190
  191
  192
  193
  194
  195                                                                                                       104              5,000
  196
  197
  198    HPD-Class Violations
  199
  200                                                                                                       99               3,576
  201
  202    Economic Holdback                                                                                  167              10,000
  203
  204    Holdback Reserve                                                                                   61               3,688
  205                                                                                                       96
  206
  207
  208    Holdback Reserve                                                                                   125
  209
  210                                                                                                       167
  211
  212                                                                                                       66
  213
  214
  215
  216
  217
  218

             MONTHLY             MONTHLY           MONTHLY       MONTHLY       MONTHLY             MONTHLY
              TI/LC               TI/LC             RE TAX         INS.         OTHER               OTHER                 LOAN
LOAN #   RESERVE ($)(25)   RESERVE CAP ($)(25)   RESERVE ($)   RESERVE ($)   RESERVE ($)     RESERVE DESCRIPTION        PURPOSE
----------------------------------------------------------------------------------------------------------------------------------

  1                                                380,277       163,563                                                 Refinance
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
  2                                               1,218,340                                                             Acquisition
  2
  2
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  3          64,166             2,600,000          169,951                                                               Refinance
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
  4                                                 65,208        20,808                                                 Refinance
  5                                                                                                                      Refinance
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
  6                                                                                                                      Refinance
  7                                                                                                                      Refinance
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
  8                                                                                                                     Acquisition
                                                    56,037        29,265                                                 Refinance
  9                                                 41,514        21,958                                                 Refinance
  10                                                14,523        7,307                                                  Refinance
  11                                                58,667        8,073                                                 Acquisition
  12                                                11,663         813                                                   Refinance
  13                                                44,141        3,796                                                  Refinance
  14                                                                                                                    Acquisition
  15                                                14,790        5,152                                                 Acquisition
  16                                                                                                                     Refinance
  17          7,640              183,366            19,691        3,047                                                  Refinance
  18                                                22,633                                                               Refinance
  19                                                14,850        4,456                                                  Refinance
  20                                                14,765        2,255                                                  Refinance
  21                                                19,805        4,570                                                 Acquisition
  22          4,242                                                                                                     Acquisition
  23                                                38,212        5,837                                                  Refinance
  24          9,536              343,282            22,594        2,563                                                  Refinance
  25                             250,000            21,864                                                               Refinance
  26          3,958              142,500            13,491        2,300                                                  Refinance
  27                                                                                                                    Acquisition
  28                                                9,778                                                                Refinance
  29                                                                                                                    Acquisition
  30         23,333              233,330            13,440                                                              Acquisition
  31                                                                                                                     Refinance
  32                                                16,337        1,987                                                 Acquisition
  33          5,022              120,528            15,432        3,217                                                  Refinance
  34                                                10,982        20,368                                                Acquisition
  35          7,683              276,604            14,164         536                                                   Refinance
  36                                                16,173        5,007                                                  Refinance
  37                                                11,282        4,355                                                  Refinance
  38                                                15,000                                                              Acquisition
38.01
38.02
  39                                                                                                                     Refinance
39.01
39.02
39.03
  40                                                                                                                    Acquisition
  41                                                17,117                                                              Acquisition
  42                                                16,674                                                               Refinance
  43                                                21,660        2,115                                                 Acquisition
  44          6,219                                 10,497        1,989                                                 Acquisition
  45                                                6,680         4,510                                                  Refinance
  46                                                8,708          640                                                  Acquisition
  47                                                2,750         2,379                                                  Refinance
  48                                                12,404        3,928         4,167      Air Rights Lease Payment      Refinance
  49                                                41,157        1,827                                                 Acquisition
  50          8,731              307,327            6,882         3,101                                                  Refinance
  51                                                                                                                     Refinance
  52                                                5,950         1,666                                                  Refinance
  53                                                16,642        1,970                                                  Refinance
53.01
53.02
53.03
53.04
53.05
  54          4,474              261,054            13,155        1,543                                                 Acquisition
  55                                                10,939        12,832                                                Acquisition
  56                                                22,415        2,793                                                  Refinance
56.01
56.02
56.03
56.04
56.05
  57                                                16,288        9,495                                                  Refinance
  58                                                                                                                     Refinance
  59                                                                                                                    Acquisition
  60          2,000              120,000            3,002         3,053                                                  Refinance
  61                                                9,378         1,354                                                  Refinance
  62          1,767               63,600            5,464          440                                                   Refinance
  63                                                5,125         1,002                                                  Refinance
  64                                                                                                                     Refinance
  65          1,463               52,667            2,965          735                                                  Acquisition
  66                                                11,214        1,397                                                 Acquisition
  67          1,774               63,879            11,260        2,078                                                  Refinance
  68                                                14,405        10,937                                                Acquisition
  69                                                20,969        3,446                                                  Refinance
  70                                                8,819         5,220                                                 Acquisition
  71                                                                                                                    Acquisition
  72                                                5,783          728                                                   Refinance
  73                                                7,837         3,177                                                 Acquisition
  74                                                                                                                    Acquisition
  75                                                14,051         632                                                   Refinance
  76          1,106                                 11,343        1,026                                                 Acquisition
  77                                                1,637          592                                                   Refinance
  78                             125,000            4,005          837                                                  Acquisition
  79                                                                                                                    Acquisition
  80          1,250               90,000            7,467         1,192                                                 Acquisition
  81                                                8,339         2,116                                                  Refinance
  82                                                5,005          877                                                   Refinance
  83                                                4,981         1,195                                                  Refinance
  84                                                2,623          569                                                   Refinance
  85                                                20,548                                                               Refinance
  86                             100,000            8,772         1,304                                                  Refinance
  87                                                8,588         3,300                                                 Acquisition
  88                                                2,286         1,908                                                  Refinance
  89          1,468               52,848             955           673                                                   Refinance
  90                                                35,625        2,556                                                  Refinance
  91          2,957                                 3,641          834                                                  Acquisition
  92                                                              3,108                                                  Refinance
  93                                                9,567                                                                Refinance
  94                                                12,843        4,528                                                  Refinance
  95          3,544              127,594            7,230         1,476                                                  Refinance
  96                                                                                                                    Acquisition
  97                                                1,969          459                                                   Refinance
  98                                                4,128         1,703                                                  Refinance
  99                                                5,875         2,129                                                  Refinance
 100                                                                                                                    Acquisition
 101                                                9,300         1,388                                                  Refinance
 102                                                14,592        2,314                                                  Refinance
 103                                                3,789          723                                                   Refinance
 104          1,053               31,892            3,416         1,068                                                 Acquisition
 105                                                10,992        1,949                                                 Acquisition
 106          3,733              225,000            8,795         7,126                                                  Refinance
 107          3,101                                 5,500                                                                Refinance
 108          2,498                                 7,811          349                                                   Refinance
 109          3,430                                 10,092         420                                                   Refinance
 110                                                11,118        2,428                                                 Acquisition
 111          2,002               96,072                                                                                 Refinance
 112                                                3,701         1,234                                                  Refinance
112.01
112.02
112.03
 113          1,130                                 3,975          840                                                  Acquisition
 114                                                                                                                     Refinance
 115                                                2,874         1,528                                                 Acquisition
 116                                                2,529         1,867                                                 Acquisition
 117          3,182              190,914            11,122         782                                                   Refinance
117.01
117.02
117.03
117.04
 118                                                2,564          782                                                   Refinance
 119           962                57,713            2,329          741                                                   Refinance
 120          1,549               37,180            3,186         5,233                                                  Refinance
 121           500                18,000            1,573          629                                                  Acquisition
 122                                                                                                                    Acquisition
 123                             215,000            1,715          826                                                  Acquisition
 124                                                                                                                    Acquisition
 125                                                               263                                                  Acquisition
 126                                                                                                                    Acquisition
 127           900                55,000                                                                                Acquisition
 128           438                26,250            3,776          312                                                  Acquisition
 129          1,000               60,000            3,321          391                                                   Refinance
 130          1,668               40,000             689           887                                                   Refinance
 131                                                2,551          846                                                   Refinance
 132                                                2,259          375                                                   Refinance
 133           996                47,804             287          1,029                                                  Refinance
 134           298                17,850            3,924          378                                                   Refinance
 135           903                30,000            1,510          388                                                  Acquisition
 136                                                1,744          620                                                   Refinance
 137                                                                                                                     Refinance
 138           938                                  8,841          655                                                   Refinance
 139                                                 919          2,156                                                  Refinance
 140                              48,000                           298                                                   Refinance
 141                                                                                                                     Refinance
 142           500                30,000            3,795          180                                                   Refinance
 143           410                                  1,258         1,119                                                 Acquisition
 144                              30,000            2,430          621                                                  Acquisition
 145          1,349               32,500            4,821          499                                                   Refinance
 146                                                                                                                     Refinance
 147          1,854               45,000            7,429          327                                                   Refinance
 148                                                3,816          865                                                  Acquisition
 149                                                7,891                                                               Acquisition
 150                                                1,981          826                                                   Refinance
 151                                                                                                                     Refinance
 152                                                2,818          613                                                   Refinance
 153                                                                                                                     Refinance
 154          1,179               28,290                                                                                 Refinance
 155           494                29,625            2,417          305                                                   Refinance
 156           487                25,000            3,849          897                                                   Refinance
 157          2,506               90,216            2,569         1,583                                                  Refinance
 158                                                1,840          713                                                   Refinance
 159                                                                                                                     Refinance
 160                                                 864           217                                                   Refinance
 161                                                3,252         1,278                                                  Refinance
 162          2,083               75,000            2,647          279                                                   Refinance
 163                                                2,544          772                                                   Refinance
 164           873                40,000            3,755          635                                                  Acquisition
 165                                                                                                                     Refinance
 166                                                1,458          682                                                   Refinance
 167                                                1,580          672                                                   Refinance
 168           468                35,000            1,717          426                                                   Refinance
 169           949                40,000            3,999          444                                                   Refinance
 170           496                29,775             651           264                                                  Acquisition
 171                                                                                                                     Refinance
 172           302                                  5,718          266                                                  Acquisition
 173                                                                                                                     Refinance
 174                                                                                                                    Acquisition
 175           885                                   875          1,443                                                 Acquisition
 176                                                                                                                     Refinance
 177           663                                  2,459          591                                                  Acquisition
 178                              60,000            2,403          335                                                  Acquisition
 179                                                2,606                                                                Refinance
 180                                                5,584          829                                                   Refinance
 181           505                18,195            4,196         1,906                                                 Acquisition
 182                                                3,335          460                                                  Acquisition
 183                                                1,644          583                                                   Refinance
 184           822                49,315            1,871          196                                                  Acquisition
 185                                                1,911          133                                                   Refinance
 186          1,897               45,528            1,791          314                                                   Refinance
 187                                                2,715          258                                                  Acquisition
 188                                                1,180          310                                                  Acquisition
 189                                                2,806          308                                                  Acquisition
 190                                                2,784          632                                                  Acquisition
 191                                                                                                                     Refinance
 192                                                2,491          415                                                   Refinance
 193                                                2,700          361                                                  Acquisition
 194                                                                                                                     Refinance
 195           600                30,000            2,454          405                                                  Acquisition
 196                                                3,156          524                                                  Acquisition
 197                                                1,715          826                                                  Acquisition
 198                                                 485           563                                                   Refinance
 199                                                                                                                     Refinance
 200           744                44,645             694           406                                                  Acquisition
 201                                                                                                                     Refinance
 202          1,042                                 2,110          119                                                  Acquisition
 203                                                                                                                     Refinance
 204           410                24,625             972           164                                                  Acquisition
 205           512                15,000             858           459                                                   Refinance
 206                                                 482           571                                                   Refinance
 207                                                4,017          249                                                  Acquisition
 208           463                                  1,041          218                                                  Acquisition
 209                                                                                                                     Refinance
 210                                                1,142          286                                                  Acquisition
 211                                                1,005          188                                                   Refinance
 212                                                1,142          413                                                  Acquisition
 213                                                 415           369                                                   Refinance
 214                                                                                                                     Refinance
 215                                                                                                                     Refinance
 216                                                 233            84                                                   Refinance
 217                                                                                                                     Refinance
 218                                                                                                                     Refinance

           CROSSED      RELATED                                     YEAR     TOTAL SF/UNITS/   UNIT OF
LOAN #   LOAN(3),(16)   BORROWER   TITLE TYPE(19)   YEAR BUILT   RENOVATED   ROOMS/PADS(13)    MEASURE   OCCUPANCY %(13),(17)
-----------------------------------------------------------------------------------------------------------------------------

   1                               Fee                Various     Various              6,892    Units            94.29
 1.01                              Fee                 1986                              234    Units            96.15
 1.02                              Fee                 1985                              287    Units            91.64
 1.03                              Fee                 1987                              187    Units            96.26
 1.04                              Fee                 1985                              160    Units            95.00
 1.05                              Fee                 1985                              121    Units            96.69
 1.06                              Fee                 1984         1985                 154    Units            94.16
 1.07                              Fee                 1986                              167    Units            95.63
 1.08                              Fee                 1986                              135    Units            92.59
 1.09                              Fee                 1983                               75    Units            93.33
 1.10                              Fee                 1983                               80    Units            96.25
 1.11                              Fee                 1987                              104    Units            96.15
 1.12                              Fee                 1987                              168    Units            89.35
 1.13                              Fee                 1988                               87    Units            94.25
 1.14                              Fee                 1986         1987                 135    Units            94.07
 1.15                              Fee                 1984                              132    Units            93.94
 1.16                              Fee                 1986                              156    Units            92.00
 1.17                              Fee                 1980                              141    Units            97.18
 1.18                              Fee                 1984                              109    Units            97.20
 1.19                              Fee                 1983         1984                 146    Units            97.95
 1.20                              Fee                 1985                              117    Units            93.16
 1.21                              Fee                 1982                               76    Units            97.37
 1.22                              Fee                 1985                              138    Units            92.59
 1.23                              Fee                 1986                              130    Units            97.71
 1.24                              Fee                 1983                              118    Units            93.22
 1.25                              Fee                 1985                              120    Units            96.67
 1.26                              Fee                 1979                              147    Units            90.48
 1.27                              Fee                 1986                              101    Units            94.06
 1.28                              Fee                 1985                               60    Units            93.33
 1.29                              Fee                 1986         1987                 125    Units            91.20
 1.30                              Fee                 1986                               74    Units            94.59
 1.31                              Fee                 1982                               59    Units            96.61
 1.32                              Fee                 1982                               67    Units            85.07
 1.33                              Fee                 1984                              104    Units            93.27
 1.34                              Fee                 1985                               76    Units            97.40
 1.35                              Fee                 1985                               71    Units            92.96
 1.36                              Fee                 1986                               95    Units            88.42
 1.37                              Fee                 1984                               81    Units            100.00
 1.38                              Fee                 1985                               64    Units            90.63
 1.39                              Fee                 1985                               65    Units            93.85
 1.40                              Fee                 1983                               75    Units            93.33
 1.41                              Fee                 1985                               70    Units            95.71
 1.42                              Fee                 1985                               98    Units            89.80
 1.43                              Fee                 1983                               76    Units            96.05
 1.44                              Fee                 1983                               83    Units            92.77
 1.45                              Fee                 1985                               70    Units            94.29
 1.46                              Fee                 1982                               50    Units            96.00
 1.47                              Fee                 1984                               66    Units            81.82
 1.48                              Fee                 1984                               66    Units            90.91
 1.49                              Fee                 1983                               79    Units            91.14
 1.50                              Fee                 1986                               79    Units            92.41
 1.51                              Fee                 1982                               63    Units            100.00
 1.52                              Fee                 1983                               53    Units            100.00
 1.53                              Fee                 1986                               92    Units            93.48
 1.54                              Fee                 1984                               73    Units            98.63
 1.55                              Fee                 1986                               77    Units            94.81
 1.56                              Fee                 1984                               72    Units            95.83
 1.57                              Fee                 1985                               51    Units            96.08
 1.58                              Fee                 1978                               67    Units            94.03
 1.59                              Fee                 1984                               64    Units            100.00
 1.60                              Fee                 1985                               69    Units            92.75
 1.61                              Fee                 1985         2006                  53    Units            98.11
 1.62                              Fee                 1985                               60    Units            95.00
 1.63                              Fee                 1982                               55    Units            94.55
 1.64                              Fee                 1984                               60    Units            93.33
 1.65                              Fee                 1985                               58    Units            93.10
 1.66                              Fee                 1984                               72    Units            93.06
 1.67                              Fee                 1984                               58    Units            96.23
 1.68                              Fee                 1985                               60    Units            91.67
 1.69                              Fee                 1985                               62    Units            98.39
 1.70                              Fee                 1979                               42    Units            100.00
 1.71                              Fee                 1984                               61    Units            86.89
 1.72                              Fee                 1982                               48    Units            89.58
 1.73                              Fee                 1982                               44    Units            93.18
   2                               Fee/Leasehold      Various     Various             57,165     Pads            82.57
   2
   2
 2.001                             Fee                 1982                              931     Pads            97.53
 2.002                             Fee                 1974                              665     Pads            85.71
 2.003                             Fee                 1979                              642     Pads            92.52
 2.004                             Fee                 1971                              406     Pads            90.39
 2.005                             Fee                 1972                              489     Pads            98.36
 2.006                             Fee                 1992                              850     Pads            79.76
 2.007                             Fee                 1971                              379     Pads            99.47
 2.008                             Fee                 1958         1996                 339     Pads            91.15
 2.009                             Fee                 1972                              485     Pads            83.51
 2.010                             Fee                 1974         1999                 430     Pads            95.58
 2.011                             Fee                 1973                              404     Pads            97.77
 2.012                             Fee                 1967                              323     Pads            99.07
 2.013                             Fee                 1971                              507     Pads            85.40
 2.014                             Fee                 1968                              362     Pads            90.06
 2.015                             Fee                 1960                              303     Pads            91.75
 2.016                             Fee                 1973                              510     Pads            78.24
 2.017                             Fee                 1985                              273     Pads            99.63
 2.018                             Fee                 1970                              355     Pads            81.97
 2.019                             Fee                 1967                              806     Pads            57.44
 2.020                             Fee                 1979         2004                 287     Pads            98.61
 2.021                             Fee                 1988                              249     Pads            97.59
 2.022                             Fee                 1976                              436     Pads            88.99
 2.023                             Fee                 1982                              314     Pads            97.77
 2.024                             Fee                 1972                              257     Pads            99.22
 2.025                             Fee                 1991                              602     Pads            70.60
 2.026                             Fee                 1983                              425     Pads            89.41
 2.027                             Fee                 1965         1999                 208     Pads            97.12
 2.028                             Fee                 1962                              228     Pads            82.46
 2.029                             Fee                 1980                              300     Pads            98.33
 2.030                             Fee                 1973                              322     Pads            96.58
 2.031                             Fee                 1973                              211     Pads            99.53
 2.032                             Fee                 1972                              331     Pads            74.62
 2.033                             Fee                 1984                              377     Pads            72.68
 2.034                             Fee                 1954         2002                 443     Pads            85.55
 2.035                             Fee                 1986                              385     Pads            78.96
 2.036                             Fee                 1960                              302     Pads            94.04
 2.037                             Fee                 1976                              354     Pads            81.64
 2.038                             Fee                 1987                              267     Pads            91.39
 2.039                             Fee                 1971                              209     Pads            96.17
 2.040                             Fee                 1974                              468     Pads            71.79
 2.041                             Fee                 1960         1995                 360     Pads            71.94
 2.042                             Fee                 1972                              343     Pads            95.92
 2.043                             Fee                 1984                              340     Pads            87.35
 2.044                             Fee                 1969                              518     Pads            74.13
 2.045                             Fee                 1972         2002                 288     Pads            69.44
 2.046                             Fee                 1998                              200     Pads            98.50
 2.047                             Fee                 1970         2006                 260     Pads            93.85
 2.048                             Fee                 1985                              356     Pads            73.03
 2.049                             Fee                 1973         2002                 292     Pads            92.81
 2.050                             Fee                 1974                              126     Pads            72.22
 2.051                             Fee                 1967                              208     Pads            95.19
 2.052                             Fee                 1969                              203     Pads            98.52
 2.053                             Fee                 1984                              264     Pads            84.09
 2.054                             Fee                 1957         2004                 439     Pads            73.80
 2.055                             Fee                 1956                              230     Pads            100.00
 2.056                             Fee                 1974                              342     Pads            99.12
 2.057                             Fee                 1975                              237     Pads            77.22
 2.058                             Fee                 1972                              275     Pads            78.18
 2.059                             Fee                 1996         1999                 426     Pads            51.64
 2.060                             Fee                 1987                              214     Pads            97.66
 2.061                             Fee                 1982                              408     Pads            81.86
 2.062                             Fee                 1995                              226     Pads            92.04
 2.063                             Fee                 1986                              204     Pads            88.24
 2.064                             Fee                 1964                              136     Pads            100.00
 2.065                             Fee                 1985                              247     Pads            91.50
 2.066                             Fee                 1987         2002                 277     Pads            90.97
 2.067                             Fee                 1971                              195     Pads            94.36
 2.068                             Fee                 1971                              183     Pads            96.17
 2.069                             Fee                 1960                              232     Pads            93.53
 2.070                             Fee                 1958                              140     Pads            92.14
 2.071                             Fee                 1984                              195     Pads            96.92
 2.072                             Fee                 1989                              205     Pads            97.56
 2.073                             Fee                 1987                              186     Pads            92.47
 2.074                             Fee                 1976                              396     Pads            73.23
 2.075                             Fee                 1968                              273     Pads            82.78
 2.076                             Fee                 1970                              170     Pads            92.94
 2.077                             Fee                 1984                              187     Pads            95.19
 2.078                             Fee                 1971                              290     Pads            93.10
 2.079                             Fee                 1974                              201     Pads            90.55
 2.080                             Fee                 1972                              310     Pads            90.00
 2.081                             Fee                 1974         2007                 232     Pads            83.62
 2.082                             Fee                 1963                              179     Pads            77.65
 2.083                             Fee                 1996                              167     Pads            83.23
 2.084                             Fee                 1970                              213     Pads            80.75
 2.085                             Fee                 1985                              149     Pads            96.64
 2.086                             Fee                 1971                              245     Pads            93.47
 2.087                             Fee                 1996                              220     Pads            87.27
 2.088                             Fee                 1973                              256     Pads            80.08
 2.089                             Fee                 1968         1998                 251     Pads            91.63
 2.090                             Fee                 1987         2005                 277     Pads            87.00
 2.091                             Fee                 1970         2000                 301     Pads            82.06
 2.092                             Fee                 1969                              209     Pads            100.00
 2.093                             Fee                 1970                              191     Pads            92.67
 2.094                             Fee                 1976                              179     Pads            94.41
 2.095                             Fee                 1972                              317     Pads            73.50
 2.096                             Fee                 1973                              214     Pads            84.11
 2.097                             Fee                 1971                              183     Pads            98.91
 2.098                             Fee                 1969                              216     Pads            82.87
 2.099                             Fee                 1955                              112     Pads            89.29
 2.100                             Fee                 1970         1990                 166     Pads            99.40
 2.101                             Fee                 1972                              174     Pads            93.10
 2.102                             Fee                 1972         2005                 270     Pads            82.59
 2.103                             Fee                 1971                              120     Pads            96.67
 2.104                             Fee                 1974                              281     Pads            95.73
 2.105                             Fee                 1987                              182     Pads            97.25
 2.106                             Fee                 1998                              185     Pads            79.46
 2.107                             Fee                 1973                              520     Pads            53.46
 2.108                             Fee                 1986         1997                 254     Pads            54.33
 2.109                             Fee                 1969                              136     Pads            86.03
 2.110                             Fee                 1977                              250     Pads            85.20
 2.111                             Fee                 1974         1999                 387     Pads            55.56
 2.112                             Fee                 1972                              203     Pads            81.77
 2.113                             Fee                 1971         1997                 144     Pads            86.11
 2.114                             Fee                 1973         2000                 206     Pads            98.54
 2.115                             Fee                 1970         1995                 259     Pads            77.61
 2.116                             Fee                 1964                              144     Pads            94.44
 2.117                             Fee                 1972                              241     Pads            82.57
 2.118                             Fee                 1990                              350     Pads            65.14
 2.119                             Fee                 1955                              100     Pads            85.00
 2.120                             Fee                 1973                              128     Pads            100.00
 2.121                             Fee                 1989                              286     Pads            70.63
 2.122                             Fee                 1968                              113     Pads            92.04
 2.123                             Fee                 1985                              409     Pads            52.32
 2.124                             Fee                 1970                              299     Pads            71.91
 2.125                             Fee                 1972         1998                 181     Pads            90.06
 2.126                             Fee                 1984                              210     Pads            85.71
 2.127                             Fee                 1959         1971                 203     Pads            87.19
 2.128                             Fee                 1965         1972                 161     Pads            90.06
 2.129                             Fee                 1969                              227     Pads            80.18
 2.130                             Fee                 1969                              319     Pads            54.23
 2.131                             Fee                 1968                              167     Pads            97.60
 2.132                             Fee                 1982                              156     Pads            90.38
 2.133                             Fee                 1979                              246     Pads            73.58
 2.134                             Fee                 1971                              118     Pads            99.15
 2.135                             Fee                 1971                              180     Pads            94.44
 2.136                             Fee                 1960         2002                 207     Pads            98.55
 2.137                             Fee                 1971                              227     Pads            76.21
 2.138                             Fee                 1984                              335     Pads            70.75
 2.139                             Fee                 1985                              200     Pads            85.00
 2.140                             Fee                 1969                              234     Pads            76.07
 2.141                             Fee                 1969                              193     Pads            90.67
 2.142                             Fee                 1980                              252     Pads            84.92
 2.143                             Fee                 1968         1980                 200     Pads            94.50
 2.144                             Fee                 1987                              202     Pads            84.65
 2.145                             Fee                 1978                              140     Pads            92.14
 2.146                             Fee                 1960                              156     Pads            91.03
 2.147                             Fee                 1972                              306     Pads            62.42
 2.148                             Fee                 1985                              145     Pads            96.55
 2.149                             Fee                 1984                              131     Pads            93.13
 2.150                             Fee                 1972                              126     Pads            92.86
 2.151                             Fee                 1956                              363     Pads            71.63
 2.152                             Fee                 1984                               82     Pads            100.00
 2.153                             Fee                 1973                              171     Pads            87.72
 2.154                             Fee                 1975                              130     Pads            99.23
 2.155                             Fee                 1974                              204     Pads            62.25
 2.156                             Fee                 1968                              284     Pads            68.31
 2.157                             Fee                 1967                              538     Pads            45.35
 2.158                             Fee                 1995                              181     Pads            83.98
 2.159                             Fee                 1970                              142     Pads            95.77
 2.160                             Fee                 1975                               93     Pads            87.10
 2.161                             Fee                 1980                              131     Pads            93.13
 2.162                             Fee                 1960         2006                 118     Pads            97.46
 2.163                             Fee                 1953                              193     Pads            86.53
 2.164                             Fee                 1972                              154     Pads            93.51
 2.165                             Leasehold           1993                              142     Pads            86.62
 2.166                             Fee                 1971         2002                 191     Pads            68.06
 2.167                             Fee                 1970                              112     Pads            77.68
 2.168                             Fee                 1974                              137     Pads            97.81
 2.169                             Fee                 1970                              174     Pads            66.09
 2.170                             Fee                 1976                              100     Pads            100.00
 2.171                             Fee                 1981                              118     Pads            88.14
 2.172                             Fee                 1972                              213     Pads            90.14
 2.173                             Fee                 1970                              120     Pads            95.00
 2.174                             Fee                 1972                              121     Pads            87.60
 2.175                             Fee                 1972                              153     Pads            91.50
 2.176                             Fee                 1970                              195     Pads            84.10
 2.177                             Fee                 1968         2002                 191     Pads            63.87
 2.178                             Fee                 1906         1998                 159     Pads            98.74
 2.179                             Fee                 1971                              128     Pads            94.53
 2.180                             Fee                 1962         1999                 240     Pads            69.58
 2.181                             Fee                 1970                              147     Pads            96.60
 2.182                             Fee                 1972                              297     Pads            41.75
 2.183                             Fee                 1961                              104     Pads            95.19
 2.184                             Fee                 1968                              174     Pads            72.41
 2.185                             Fee                 1980                              102     Pads            96.08
 2.186                             Fee                 1959                               71     Pads            88.73
 2.187                             Fee                 1968                              131     Pads            77.86
 2.188                             Fee                 1973                              173     Pads            80.35
 2.189                             Fee                 1977                              186     Pads            54.84
 2.190                             Fee                 1977                              112     Pads            95.54
 2.191                             Fee                 1958                              123     Pads            75.61
 2.192                             Fee                 1967                              192     Pads            81.77
 2.193                             Fee                 1976                              200     Pads            66.50
 2.194                             Fee                 1969                               93     Pads            92.47
 2.195                             Fee                 1984                              254     Pads            55.51
 2.196                             Fee                 1974                              130     Pads            83.08
 2.197                             Fee                 1978                              203     Pads            65.52
 2.198                             Fee                 1965                              212     Pads            74.06
 2.199                             Fee                 1975                               94     Pads            100.00
 2.200                             Fee                 1976                              105     Pads            96.19
 2.201                             Fee                 1980                              237     Pads            54.43
 2.202                             Fee                 1948                               64     Pads            90.63
 2.203                             Fee                 1972                              110     Pads            84.55
 2.204                             Fee                 1986                              191     Pads            72.25
 2.205                             Fee                 1995                              162     Pads            80.86
 2.206                             Fee                 1980                              157     Pads            75.16
 2.207                             Fee                 1968                               75     Pads            98.67
 2.208                             Fee                 1984                               79     Pads            100.00
 2.209                             Fee                 1973                              168     Pads            80.36
 2.210                             Fee                 1968                               90     Pads            83.33
 2.211                             Fee                 1951                               51     Pads            94.12
 2.212                             Fee                 1967                               88     Pads            95.45
 2.213                             Fee                 1969                               91     Pads            81.32
 2.214                             Fee                 1981                              103     Pads            80.58
 2.215                             Fee                 1960                              140     Pads            83.57
 2.216                             Fee                 1987         2007                  87     Pads            87.36
 2.217                             Fee                 1999                               95     Pads            78.95
 2.218                             Fee                 1985                               62     Pads            98.39
 2.219                             Fee                 1985                              138     Pads            68.12
 2.220                             Fee                 1971                              157     Pads            64.33
 2.221                             Fee                 1967                              110     Pads            75.45
 2.222                             Fee                 1984                              160     Pads            65.00
 2.223                             Fee                 1995                               61     Pads            88.52
 2.224                             Fee                 1963                              131     Pads            86.26
 2.225                             Fee                 1970         1997                 103     Pads            83.50
 2.226                             Fee                 1971                               40     Pads            97.50
 2.227                             Fee                 1971                               62     Pads            98.39
 2.228                             Fee                 1975                               70     Pads            97.14
 2.229                             Fee                 1984                               61     Pads            98.36
 2.230                             Fee                 1960         1999                 125     Pads            71.20
 2.231                             Fee                 1970                               67     Pads            91.04
 2.232                             Fee                 1955                               98     Pads            95.92
 2.233                             Fee                 1966                               54     Pads            96.30
 2.234                             Fee                 1972                               79     Pads            87.34
 2.235                             Fee                 1999                               43     Pads            100.00
 2.236                             Fee                 1952                               73     Pads            75.34
 2.237                             Fee                 1995                              155     Pads            55.48
 2.238                             Fee                 1983                              108     Pads            67.59
 2.239                             Fee                 1971                               73     Pads            97.26
 2.240                             Fee                 1985                               87     Pads            68.97
 2.241                             Fee                 1978                               71     Pads            94.37
 2.242                             Fee                 1968                              100     Pads            82.00
 2.243                             Fee                 1958         1999                 103     Pads            66.99
 2.244                             Fee                 1985                               84     Pads            76.19
 2.245                             Fee                 1972         1987                 108     Pads            65.74
 2.246                             Fee                 1983                              125     Pads            56.00
 2.247                             Fee                 1972                               85     Pads            90.59
 2.248                             Fee                 1965                               40     Pads            90.00
 2.249                             Fee                 1966                               57     Pads            78.95
 2.250                             Fee                 1990                              133     Pads            60.15
 2.251                             Fee                 1978                              129     Pads            60.47
 2.252                             Fee                 1959                              133     Pads            63.91
 2.253                             Fee                 1967                              103     Pads            72.82
 2.254                             Fee                 1972                               39     Pads            92.31
 2.255                             Fee                 1984                               45     Pads            95.56
 2.256                             Fee                 1966                               68     Pads            66.18
 2.257                             Fee                 1966                               55     Pads            89.09
 2.258                             Fee                 1960                              109     Pads            65.14
 2.259                             Fee                 1970         1980                  72     Pads            70.83
 2.260                             Fee                 1999                               85     Pads            77.65
 2.261                             Fee                 1969                               44     Pads            93.18
 2.262                             Fee                 1971         1997                  79     Pads            58.23
 2.263                             Fee                 1964                               99     Pads            65.66
 2.264                             Fee                 1986         1997                 110     Pads            60.91
 2.265                             Fee                 1980                               46     Pads            80.43
 2.266                             Fee                 1970                               60     Pads            68.33
 2.267                             Fee                 1986                               61     Pads            54.10
 2.268                             Fee                 1966                               37     Pads            78.38
 2.269                             Fee                 1965                               24     Pads            100.00
 2.270                             Fee                 1979                               52     Pads            48.08
 2.271                             Fee                 1976                               26     Pads            88.46
 2.272                             Fee                 1969                               17     Pads            94.12
 2.273                             Fee                 1968         1997                  89     Pads            29.21
 2.274                             Fee                 1962                               35     Pads            31.43
   3                               Fee/Leasehold      Various     Various            951,754      SF             93.20
 3.01                              Fee                 1987                          209,328      SF             95.10
 3.02                              Fee                 1989                          175,481      SF             97.60
 3.03                              Fee/Leasehold       1988                          117,017      SF             100.00
 3.04                              Fee                 1985         1988             131,857      SF             96.90
 3.05                              Fee                 1985         1988              81,635      SF             89.20
 3.06                              Fee                 1976         1978              77,095      SF             98.80
 3.07                              Fee                 1984                           50,423      SF             73.45
 3.08                              Fee                 1988                           61,504      SF             100.00
 3.09                              Fee                 1974                           47,414      SF             51.71
   4                               Fee                 1991                              194    Rooms            83.50
   5                               Fee                Various     Various            711,292      SF             90.90
 5.01                              Fee                 1997                           47,720      SF             99.50
 5.02                              Fee                 1976         1995              38,475      SF             97.10
 5.03                              Fee                 1996                           43,550      SF             95.40
 5.04                              Fee                 1980                           64,547      SF             93.80
 5.05                              Fee                 1996                           38,300      SF             89.60
 5.06                              Fee                 1964                           41,271      SF             85.10
 5.07                              Fee                 1980                           37,143      SF             97.00
 5.08                              Fee                 1997                           54,537      SF             89.90
 5.09                              Fee                 1908         2006              32,374      SF             85.38
 5.10                              Fee                 1979                           45,878      SF             90.00
 5.11                              Fee                 1988                           35,755      SF             88.80
 5.12                              Fee                 1964                           31,891      SF             94.20
 5.13                              Fee                 1980                           44,950      SF             94.00
 5.14                              Fee                 1986         1994              41,300      SF             84.10
 5.15                              Fee                 1980                           28,112      SF             85.90
 5.16                              Fee                 1981                           31,189      SF             99.50
 5.17                              Fee                 1990                           54,300      SF             77.80
   6                               Fee                 2006                              910     Beds            98.35
   7                               Fee                Various                        239,753      SF             95.20
 7.01                              Fee                 1967                            3,000      SF             100.00
 7.02                              Fee                 2003                            6,750      SF             100.00
 7.03                              Fee                 2003                            7,500      SF             56.67
 7.04                              Fee                 2003                            4,620      SF             100.00
 7.05                              Fee                 2003                            8,000      SF             75.00
 7.06                              Fee                 2003                            6,250      SF             68.00
 7.07                              Fee                 2003                            8,500      SF             100.00
 7.08                              Fee                 2003                            6,100      SF             100.00
 7.09                              Fee                 2005                            3,600      SF             100.00
 7.10                              Fee                 2003                            6,250      SF             100.00
 7.11                              Fee                 2003                            5,500      SF             100.00
 7.12                              Fee                 2003                            7,250      SF             100.00
 7.13                              Fee                 1972                            1,920      SF             100.00
 7.14                              Fee                 1988                            4,689      SF             100.00
 7.15                              Fee                 2003                            7,500      SF             83.33
 7.16                              Fee                 2004                            6,620      SF             100.00
 7.17                              Fee                 2002                            7,600      SF             100.00
 7.18                              Fee                 2003                            6,500      SF             100.00
 7.19                              Fee                 2004                            5,500      SF             100.00
 7.20                              Fee                 1985                            5,020      SF             100.00
 7.21                              Fee                 2003                            7,500      SF             100.00
 7.22                              Fee                 2003                            4,360      SF             100.00
 7.23                              Fee                 1998                            2,500      SF             100.00
 7.24                              Fee                 1986                              990      SF             100.00
 7.25                              Fee                 2003                            3,410      SF             100.00
 7.26                              Fee                 2005                            5,390      SF             100.00
 7.27                              Fee                 1996                            1,100      SF             100.00
 7.28                              Fee                 2003                            6,000      SF             100.00
 7.29                              Fee                 2000                            3,386      SF             100.00
 7.30                              Fee                 2001                            2,660      SF             100.00
 7.31                              Fee                 2000                            3,353      SF             100.00
 7.32                              Fee                 2002                            5,100      SF             100.00
 7.33                              Fee                 2001                            6,000      SF             50.00
 7.34                              Fee                 2002                            4,500      SF             100.00
 7.35                              Fee                 2003                            4,000      SF             100.00
 7.36                              Fee                 1986                              880      SF             100.00
 7.37                              Fee                 1986                            1,104      SF             100.00
 7.38                              Fee                 1985                              880      SF             100.00
 7.39                              Fee                 1971                            2,640      SF             100.00
 7.40                              Fee                 2003                            3,000      SF             100.00
 7.41                              Fee                 2003                            3,000      SF             100.00
 7.42                              Fee                 1988                            2,500      SF             100.00
 7.43                              Fee                 1990                            2,500      SF             100.00
 7.44                              Fee                 1988                            2,500      SF             100.00
 7.45                              Fee                 1984                            3,762      SF             100.00
 7.46                              Fee                 1989                            1,104      SF             100.00
 7.47                              Fee                 1989                            1,248      SF             100.00
 7.48                              Fee                 2003                            4,520      SF             100.00
 7.49                              Fee                 1988                            2,420      SF             100.00
 7.50                              Fee                 1999                            3,345      SF             100.00
 7.51                              Fee                 1993                            3,000      SF             100.00
 7.52                              Fee                 1988                            1,908      SF             100.00
 7.53                              Fee                 1982                            1,104      SF             100.00
 7.54                              Fee                 1967                            1,920      SF             100.00
 7.55                              Fee                 1969                            1,200      SF             100.00
 7.56                              Fee                 1996                            3,244      SF             100.00
 7.57                              Fee                 1968                            2,024      SF             100.00
 7.58                              Fee                 1986                            1,248      SF             100.00
 7.59                              Fee                 1969                            2,200      SF             100.00
 7.60                              Fee                 1994                            2,617      SF             100.00
 7.61                              Fee                 1994                            2,567      SF             100.00
 7.62                              Fee                 1988                            2,400      SF             100.00
   8                               Fee                 1990         2003             213,379      SF             83.80
         Yes                       Fee                Various       2003                 789    Units            91.07
   9     Yes             Yes (1)   Fee                 1974         2003                 592    Units            89.30
  10     Yes             Yes (1)   Fee                 1972         2003                 197    Units            96.40
  11                               Fee                 1984                              636    Units            97.60
  12                               Fee                 1966         2000                 392     Pads            96.70
  13                     Yes (2)   Fee                 1971         1989             175,303      SF             97.40
  14                               Fee                 2001                          119,559      SF             100.00
  15                               Fee                 1985                          710,604      SF             98.63
  16                               Fee                 2006                              326    Units            72.40
  17                               Fee                 1986                          138,300      SF             100.00
  18                               Fee                 1983         2007                 273    Rooms            68.88
  19                               Fee                 2006                              320    Units            75.34
  20                     Yes (5)   Fee                 1983         1989              80,047      SF             100.00
  21                               Fee                 1998                              266    Units            92.86
  22                               Fee                 1997         2003             127,004      SF             100.00
  23                               Fee                 1969         1972                 432    Units            93.06
  24                               Fee                 1968         2003             209,615      SF             92.50
  25                               Fee                 1966         1989             114,361      SF             89.90
  26                               Fee                 2006                          118,887      SF             90.70
  27                     Yes (4)   Fee                 1998                          113,743      SF             100.00
  28                               Leasehold           1999         2005                 121    Rooms            92.20
  29                               Fee                 1985         1995             487,897      SF             100.00
  30                               Fee                 2004                           77,678      SF             94.40
  31                               Fee                 1999                          203,750      SF             100.00
  32                     Yes (2)   Fee                 1987         2006             145,777      SF             94.60
  33                               Fee                 1982         2005             120,523      SF             67.40
  34                               Fee                 1985                              296    Units            98.31
  35                               Fee                 2001                          122,936      SF             97.70
  36                               Fee                 2004                               42    Rooms            86.00
  37                               Leasehold           2007                              138    Units            54.30
  38                               Fee                 2006                           78,160      SF             93.22
 38.01                             Fee                 2006                           38,041      SF             100.00
 38.02                             Fee                 2006                           40,119      SF             86.80
  39                               Fee                Various                        235,773      SF             100.00
 39.01                             Fee                 1986                          125,692      SF             100.00
 39.02                             Fee                 1997                           58,926      SF             100.00
 39.03                             Fee                 1977                           51,155      SF             100.00
  40                               Leasehold           2005                           96,437      SF             100.00
  41                               Fee                 1988         1999              53,000      SF             100.00
  42                               Fee               2005-2006                           197    Units            98.00
  43                     Yes (6)   Fee                 1980                          144,657      SF             89.04
  44                     Yes (3)   Fee                 1979         2004             121,820      SF             91.04
  45                               Fee                 1974                              172    Units            98.25
  46                     Yes (3)   Fee                 2006                           77,994      SF             93.14
  47                               Fee                 2007                              158    Rooms            62.00
  48                               Leasehold           2002                               97    Rooms            58.13
  49                     Yes (6)   Fee                 1986         2006             114,681      SF             89.31
  50                               Fee                 1930         2003             130,494      SF             100.00
  51                               Fee                 2005                              133    Rooms            74.80
  52                               Fee                 1935         2007                  31    Units            80.60
  53                               Fee                Various     Various             85,235      SF             98.83
 53.01                             Fee                 2007                           13,777      SF             100.00
 53.02                             Fee                 1982                           11,598      SF             91.38
 53.03                             Fee                 1999                            8,650      SF             100.00
 53.04                             Fee                 1997                            7,210      SF             100.00
 53.05                             Fee                 1962         1995              44,000      SF             100.00
  54                               Fee                 1987                           88,967      SF             100.00
  55                               Fee                 1974         2006                 281    Units            98.90
  56                    Yes (10)   Fee                Various     Various                160    Units            100.00
 56.01                             Fee                 1999                               40    Units            100.00
 56.02                             Fee                 1989         1996                  36    Units            100.00
 56.03                             Fee                 1989         1998                  28    Units            100.00
 56.04                             Fee                 1992                               28    Units            100.00
 56.05                             Fee                 1987                               28    Units            100.00
  57                     Yes (1)   Fee                 1982         2006                 256    Units            90.60
  58                               Fee                 1998                           79,753      SF             92.10
  59                     Yes (4)   Fee                 2007                           59,880      SF             100.00
  60                               Fee                 2006                           43,141      SF             100.00
  61                               Fee                 2005                           91,960      SF             96.90
  62                               Fee                 2007                           53,000      SF             100.00
  63                               Fee                 2006                           51,667      SF             96.00
  64                               Fee                 2007                           45,645      SF             100.00
  65                               Leasehold           1999                           31,305      SF             100.00
  66                    Yes (11)   Fee                 1964                              340     Pads            99.71
  67                               Fee                 1988         2001             157,476      SF             100.00
  68                               Fee                 1984                              216    Units            93.06
  69                               Fee                 1968         1974                 207    Rooms            67.50
  70                               Fee                 1942                              308    Units            98.38
  71                     Yes (7)   Fee                 1988         1994              94,092      SF             100.00
  72                               Fee                 2001                           75,083      SF             87.22
  73                               Fee                 1925         2006             112,726      SF             73.50
  74                     Yes (7)   Fee                 1986         1994              90,539      SF             100.00
  75                               Fee                 1947         2000                 268     Pads            86.94
  76                               Fee                 1937         2002              70,270      SF             100.00
  77                     Yes (8)   Fee                 1998         2004             103,775      SF             78.30
  78                               Fee                 2005         2006              25,300      SF             100.00
  79                               Fee                 2007                           12,124      SF             100.00
  80                               Fee                 1999                           29,552      SF             100.00
  81                               Fee                 1996                              134    Units            90.00
  82                               Fee                 2004                           20,505      SF             100.00
  83                               Fee                 2003                           72,277      SF             100.00
  84                     Yes (8)   Fee                 1999         2004             118,440      SF             68.00
  85                               Fee                 1973         1978                 280    Units            93.57
  86                               Fee                 1977         2005              78,184      SF             92.76
  87                               Fee                 1975                              198    Units            94.90
  88                               Fee                 2007                               67    Units            100.00
  89                               Fee                 2006                           23,488      SF             95.60
  90                               Fee                 1905         1986             187,075      SF             81.70
  91                     Yes (3)   Fee                 1966         2004              52,575      SF             78.83
  92                               Fee                 1982                              200    Units            93.50
  93                               Fee                 1995         2005              68,891      SF             95.64
  94                               Fee                 2005                               99    Rooms            71.53
  95                               Fee                 1959         2003              86,799      SF             98.39
  96                               Fee                 2001                           14,490      SF             100.00
  97                               Fee                 2007                                9    Units            100.00
  98                    Yes (12)   Fee                 1972         2002              94,236      SF             95.50
  99                               Fee                 1977         2007                 116    Units            99.14
  100                              Fee                 2006                           92,290      SF             100.00
  101                              Fee                 1990                           34,597      SF             100.00
  102                              Fee                 1928                               87    Units            96.88
  103                              Fee                 2002                               78    Units            89.70
  104                              Fee                 1984                           24,290      SF             89.10
  105                              Fee                 2001                               96    Units            92.71
  106                              Fee                 1986         1998              46,176      SF             94.41
  107                              Fee                 1994                           67,651      SF             100.00
  108                    Yes (5)   Fee                 1996                           30,631      SF             100.00
  109                              Fee                 1991         2003              39,577      SF             100.00
  110                              Fee                 1969                              133    Units            86.50
  111                              Fee                 1996                           48,035      SF             100.00
  112                              Fee                Various     Various             17,400      SF             100.00
112.01                             Fee                 1926         2005               6,500      SF             100.00
112.02                             Fee                 1955         2005               8,000      SF             100.00
112.03                             Fee                 1965                            2,900      SF             100.00
  113                              Fee                 2005                           16,192      SF             100.00
  114                              Fee                 1990         1995              69,366      SF             91.20
  115                              Fee                 1997                               88    Units            92.00
  116                              Fee                 1997                               82    Rooms            68.10
  117                   Yes (10)   Fee                Various     Various             44,922      SF             89.11
117.01                             Fee                 1996                           23,586      SF             79.27
117.02                             Fee                 1994         2003               7,842      SF             100.00
117.03                             Fee                 1995                            7,494      SF             99.99
117.04                             Fee                 1996                            6,000      SF             100.00
  118                   Yes (12)   Fee                 1973         2005              56,068      SF             100.00
  119                              Fee                 2004         2005              23,085      SF             94.50
  120                              Fee                 1972                           46,775      SF             98.33
  121                              Fee                 1968         2002              25,735      SF             100.00
  122                   Yes (13)   Fee                 2006                           11,481      SF             100.00
  123                              Fee                 1985         2005              20,568      SF             100.00
  124                   Yes (13)   Fee                 2006                           12,510      SF             100.00
  125                              Fee                 2007                           14,550      SF             100.00
  126                              Fee                 2001                           11,925      SF             100.00
  127                              Fee                 2007                            9,298      SF             89.20
  128                              Fee                 2006                           10,500      SF             100.00
  129                   Yes (14)   Fee                 1994                           16,127      SF             100.00
  130                              Fee                 2006                           12,514      SF             100.00
  131                    Yes (9)   Fee                 1995         2004              82,455      SF             89.76
  132                    Yes (8)   Fee                 2000         2002              79,400      SF             79.70
  133                              Fee                 2007                           11,951      SF             100.00
  134                   Yes (15)   Fee                 2006                            7,140      SF             100.00
  135                              Fee                 2006                           11,434      SF             100.00
  136                              Fee                 1986                           16,991      SF             100.00
  137                              Fee                 1976         2006                  28    Units            100.00
  138                              Fee                 1961         2000              34,373      SF             100.00
  139                              Fee                 2006                           15,965      SF             100.00
  140                              Leasehold           2004                           12,036      SF             100.00
  141                              Fee                 2004                           13,500      SF             100.00
  142                   Yes (14)   Fee                 1962                            6,330      SF             100.00
  143                              Fee                 2006                            9,829      SF             100.00
  144                              Fee                 1959         1999              23,500      SF             100.00
  145                              Fee                 2006                           16,191      SF             90.75
  146                              Fee                 1985                           73,266      SF             82.60
  147                              Fee                 1973         1996              55,619      SF             77.70
  148                              Fee                 1963                               69    Units            98.55
  149                              Fee                 1997                           54,950      SF             100.00
  150                    Yes (9)   Fee                 2001                           67,225      SF             90.40
  151                              Fee                 1989                               35    Units            94.30
  152                              Fee                 1987                               25    Units            100.00
  153                              Fee                 1996                           46,000      SF             100.00
  154                              Fee                 2004                           14,145      SF             100.00
  155                   Yes (15)   Fee                 2004                           11,850      SF             100.00
  156                              Fee                 1984         2007               9,740      SF             100.00
  157                              Fee                 1986         2005              55,381      SF             96.30
  158                    Yes (9)   Fee                 1999                           86,006      SF             86.90
  159                              Fee                 1985         2005                  36    Units            94.40
  160                              Fee              1920 & 1931                           13    Units            100.00
  161                              Fee                 2000         2006              17,386      SF             100.00
  162                              Fee                 1990                           26,862      SF             100.00
  163                    Yes (9)   Fee                 2003                           75,575      SF             95.20
  164                              Fee                 1940         1950              14,960      SF             100.00
  165                              Fee                 1927         2006                  25    Units            100.00
  166                    Yes (9)   Fee                 1983                           62,510      SF             91.50
  167                    Yes (9)   Fee                 1994                           56,987      SF             91.90
  168                              Fee                 1980                           11,440      SF             97.00
  169                              Fee                 2004                           15,190      SF             91.40
  170                              Fee                 2007                            5,954      SF             100.00
  171                              Fee                 1925                               31    Units            96.97
  172                              Fee                 2007                            7,250      SF             100.00
  173                              Fee                 2002         2003              47,900      SF             90.61
  174                              Fee                 2006                            9,582      SF             100.00
  175                              Fee                 2005                           10,622      SF             100.00
  176                              Fee                 1997                          115,000      SF             100.00
  177                              Fee                 2005                            8,200      SF             100.00
  178                              Fee                 2005                            9,600      SF             100.00
  179                              Fee                 1980         2003              17,633      SF             100.00
  180                              Fee                 1992                              132     Pads            90.80
  181                              Fee                 1989                            6,065      SF             100.00
  182                              Fee                 1978         1990              72,000      SF             100.00
  183                              Fee                 2003         2004              49,385      SF             87.29
  184                              Fee                 2006                           10,500      SF             100.00
  185                              Fee                 1973                               44     Pads            100.00
  186                              Fee                 1997                           11,410      SF             100.00
  187                   Yes (17)   Fee                 2006                            5,651      SF             100.00
  188                              Fee                 2001                            5,574      SF             100.00
  189                   Yes (17)   Fee                 2006                            7,486      SF             100.00
  190                   Yes (11)   Fee                 1935                              101     Pads            94.06
  191                              Fee                 1992                           20,235      Sf             100.00
  192                              Fee                 2006                           10,548      SF             100.00
  193                              Fee                 1963                               32    Units            100.00
  194                              Fee                 1957         1985              20,818      SF             100.00
  195                              Fee                 2006                            8,333      SF             100.00
  196                              Fee                 1999         2001              10,040      SF             100.00
  197                              Fee                 1955         2007                   6    Units            100.00
  198                              Fee                 1930                                9    Units            100.00
  199                              Fee                 1925         1998                  31    Units            100.00
  200                              Fee                 2005                            7,946      SF             90.79
  201                              Fee                 1977                               14    Units            100.00
  202                              Fee                 1990                           10,000      SF             85.00
  203                              Fee                 1983                               12    Units            100.00
  204                              Fee                 1992                            9,824      SF             86.30
  205                              Fee                 2005                            7,672      SF             100.00
  206                              Fee                 1993         2007              33,000      SF             95.23
  207                              Fee                 2003                           10,351      SF             86.00
  208                              Fee                 2004                            9,985      SF             100.00
  209                   Yes (16)   Fee                Various                             10    Units            100.00
  210                              Fee                 1964                                8    Units            100.00
  211                              Fee                 1984                           20,000      SF             100.00
  212                              Fee                 1958         2007               5,300      SF             100.00
  213                              Fee                 1931         2006                   6    Units            100.00
  214                   Yes (16)   Fee                 1988                                6    Units            83.30
  215                   Yes (16)   Fee                 1983                                8    Units            100.00
  216                              Fee                 1963                                8    Units            100.00
  217                   Yes (16)   Fee                 1989                                5    Units            100.00
  218                   Yes (16)   Fee                 1940                                5    Units            40.00

            OCCUPANCY                APPRAISED           APPRAISAL
LOAN #        DATE            VALUE ($)(5),(23)             DATE                  PML %
------------------------------------------------------------------------------------------

  1          4/1/2007               424,650,000                   Various
 1.01        4/1/2007                21,500,000                 3/22/2007
 1.02        4/1/2007                22,300,000                 3/22/2007
 1.03        4/1/2007                16,000,000                 3/19/2007
 1.04        4/1/2007                14,250,000                 3/22/2007
 1.05        4/1/2007                10,850,000                 3/22/2007
 1.06        4/1/2007                 9,000,000                 3/20/2007
 1.07        4/1/2007                 8,430,000                 3/15/2007
 1.08        4/1/2007                 8,550,000                 3/21/2007
 1.09        4/1/2007                 8,300,000                 3/19/2007
 1.10        4/1/2007                 8,100,000                 3/26/2007
 1.11        4/1/2007                 7,700,000                 3/21/2007
 1.12        4/1/2007                 7,300,000                 3/23/2007
 1.13        4/1/2007                 7,200,000                 3/20/2007
 1.14        4/1/2007                 7,200,000                 3/21/2007
 1.15        4/1/2007                 7,400,000                 3/21/2007
 1.16        4/1/2007                 7,130,000                 3/15/2007
 1.17        4/1/2007                 7,000,000                 3/18/2007
 1.18        4/1/2007                 6,850,000                 3/23/2007
 1.19        4/1/2007                 6,920,000                 3/15/2007
 1.20        4/1/2007                 6,700,000                 3/21/2007
 1.21        4/1/2007                 6,500,000                 3/20/2007
 1.22        4/1/2007                 6,500,000                 3/28/2007
 1.23        4/1/2007                 6,490,000                 3/16/2007
 1.24        4/1/2007                 6,370,000                 3/20/2007
 1.25        4/1/2007                 5,830,000                 3/16/2007
 1.26        4/1/2007                 5,650,000                  3/9/2007
 1.27        4/1/2007                 5,500,000                 3/15/2007
 1.28        4/1/2007                 5,690,000                 3/28/2007
 1.29        4/1/2007                 5,300,000                 3/27/2007
 1.30        4/1/2007                 5,300,000                 3/23/2007
 1.31        4/1/2007                 5,440,000                 3/28/2007
 1.32        4/1/2007                 5,690,000                 3/28/2007
 1.33        4/1/2007                 5,060,000                 3/15/2007
 1.34        4/1/2007                 5,000,000                 3/23/2007
 1.35        4/1/2007                 4,980,000                 3/21/2007
 1.36        4/1/2007                 5,150,000                  3/9/2007
 1.37        4/1/2007                 4,800,000                 3/20/2007
 1.38        4/1/2007                 4,900,000                 3/20/2007
 1.39        4/1/2007                 4,840,000                 3/19/2007
 1.40        4/1/2007                 4,500,000                 3/20/2007
 1.41        4/1/2007                 4,450,000                 3/22/2007
 1.42        4/1/2007                 4,500,000                 3/15/2007
 1.43        4/1/2007                 4,260,000                 3/23/2007
 1.44        4/1/2007                 4,150,000                 3/20/2007
 1.45        4/1/2007                 4,100,000                 3/15/2007
 1.46        4/1/2007                 4,250,000                 3/20/2007
 1.47        4/1/2007                 4,880,000                 3/19/2007
 1.48        4/1/2007                 4,200,000                 3/20/2007
 1.49        4/1/2007                 4,000,000                 3/21/2007
 1.50        4/1/2007                 3,950,000                 3/21/2007
 1.51        4/1/2007                 3,880,000                 3/21/2007
 1.52        4/1/2007                 3,760,000                 3/22/2007
 1.53        4/1/2007                 3,750,000                  3/9/2007
 1.54        4/1/2007                 3,700,000                 3/29/2007
 1.55        4/1/2007                 3,650,000                 3/21/2007
 1.56        4/1/2007                 3,500,000                 3/15/2007
 1.57        4/1/2007                 3,660,000                 3/20/2007
 1.58        4/1/2007                 3,410,000                 3/15/2007
 1.59        4/1/2007                 3,370,000                 3/22/2007
 1.60        4/1/2007                 3,350,000                  3/9/2007
 1.61        4/1/2007                 3,300,000                 3/21/2007
 1.62        4/1/2007                 3,230,000                 3/15/2007
 1.63        4/1/2007                 3,250,000                 3/15/2007
 1.64        4/1/2007                 3,190,000                 3/20/2007
 1.65        4/1/2007                 3,170,000                 3/15/2007
 1.66        4/1/2007                 2,970,000                 3/15/2007
 1.67        4/1/2007                 2,820,000                 3/23/2007
 1.68        4/1/2007                 2,800,000                 3/20/2007
 1.69        4/1/2007                 2,900,000                 3/29/2007
 1.70        4/1/2007                 2,810,000                 3/20/2007
 1.71        4/1/2007                 2,800,000                 3/16/2007
 1.72        4/1/2007                 2,430,000                 3/23/2007
 1.73        4/1/2007                 2,040,000                 3/14/2007
  2         4/30/2007             1,975,955,000                   Various        Various
  2
  2
2.001       4/30/2007                50,800,000                  6/5/2007
2.002       4/30/2007                36,420,000                  6/3/2007
2.003       4/30/2007                34,000,000                  6/5/2007
2.004       4/30/2007                30,020,000                  6/4/2007
2.005       4/30/2007                28,760,000                  6/3/2007
2.006       4/30/2007                27,900,000                  6/7/2007
2.007       4/30/2007                26,780,000                  6/7/2007          15
2.008       4/30/2007                24,590,000                  6/7/2007
2.009       4/30/2007                24,170,000                  6/6/2007
2.010       4/30/2007                22,810,000                  6/5/2007
2.011       4/30/2007                21,810,000                  6/3/2007
2.012       4/30/2007                20,910,000                  6/7/2007          15
2.013       4/30/2007                20,570,000                  6/5/2007
2.014       4/30/2007                20,110,000                  6/4/2007
2.015       4/30/2007                19,830,000                  6/7/2007
2.016       4/30/2007                18,450,000                 5/31/2007
2.017       4/30/2007                17,020,000                  6/8/2007           9
2.018       4/30/2007                16,000,000                 5/30/2007
2.019       4/30/2007                15,610,000                 5/29/2007
2.020       4/30/2007                14,970,000                  6/6/2007
2.021       4/30/2007                15,410,000                  6/8/2007           8
2.022       4/30/2007                15,270,000                  6/6/2007
2.023       4/30/2007                14,600,000                 5/31/2007
2.024       4/30/2007                14,550,000                 6/14/2007
2.025       4/30/2007                14,480,000                  6/6/2007
2.026       4/30/2007                14,150,000                  6/5/2007
2.027       4/30/2007                13,780,000                  6/7/2007
2.028       4/30/2007                13,200,000                  6/6/2007
2.029       4/30/2007                13,100,000                  6/1/2007
2.030       4/30/2007                12,880,000                 5/31/2007
2.031       4/30/2007                12,610,000                  6/8/2007          10
2.032       4/30/2007                12,450,000                  6/6/2007
2.033       4/30/2007                12,410,000                 6/19/2007
2.034       4/30/2007                12,200,000                  6/5/2007
2.035       4/30/2007                11,890,000                  6/6/2007
2.036       4/30/2007                11,780,000                  6/3/2007
2.037       4/30/2007                11,310,000                 6/16/2007
2.038       4/30/2007                11,720,000                  6/5/2007
2.039       4/30/2007                11,690,000                  6/7/2007          10
2.040       4/30/2007                11,460,000                 5/31/2007
2.041       4/30/2007                11,450,000                  6/4/2007
2.042       4/30/2007                11,330,000                  6/4/2007
2.043       4/30/2007                11,380,000                  6/8/2007
2.044       4/30/2007                11,320,000                  6/4/2007
2.045       4/30/2007                10,650,000                  6/4/2007
2.046       4/30/2007                11,100,000                  6/7/2007           8
2.047       4/30/2007                10,840,000                  6/1/2007
2.048       4/30/2007                10,770,000                  6/6/2007
2.049       4/30/2007                10,620,000                  6/6/2007
2.050       4/30/2007                10,600,000                  6/1/2007
2.051       4/30/2007                10,400,000                  6/7/2007           6
2.052       4/30/2007                10,300,000                 5/30/2007
2.053       4/30/2007                10,300,000                 5/30/2007
2.054       4/30/2007                10,250,000                  6/6/2007
2.055       4/30/2007                10,250,000                 6/12/2007
2.056       4/30/2007                10,180,000                 5/31/2007
2.057       4/30/2007                 9,990,000                  6/7/2007          10
2.058       4/30/2007                 9,950,000                  6/7/2007
2.059       4/30/2007                 9,890,000                  6/6/2007
2.060       4/30/2007                 9,360,000                  6/3/2007
2.061       4/30/2007                 9,600,000                 6/19/2007
2.062       4/30/2007                 9,600,000                  6/1/2007
2.063       4/30/2007                 9,590,000                  6/8/2007           7
2.064       4/30/2007                 9,580,000                 5/31/2007
2.065       4/30/2007                 9,540,000                  6/7/2007
2.066       4/30/2007                 9,540,000                  6/8/2007
2.067       4/30/2007                 9,500,000                  6/7/2007           7
2.068       4/30/2007                 9,420,000                 5/31/2007
2.069       4/30/2007                 9,410,000                  6/4/2007
2.070       4/30/2007                 9,390,000                  6/7/2007
2.071       4/30/2007                 9,380,000                  6/6/2007
2.072       4/30/2007                 9,360,000                  6/4/2007
2.073       4/30/2007                 9,300,000                  6/7/2007           9
2.074       4/30/2007                 9,280,000                  6/1/2007
2.075       4/30/2007                 9,260,000                  6/4/2007
2.076       4/30/2007                 9,130,000                  6/7/2007          10
2.077       4/30/2007                 8,950,000                  6/6/2007
2.078       4/30/2007                 8,900,000                  6/6/2007
2.079       4/30/2007                 8,900,000                 5/31/2007
2.080       4/30/2007                 8,880,000                 5/31/2007
2.081       4/30/2007                 8,730,000                  6/7/2007
2.082       4/30/2007                 9,030,000                 6/16/2007
2.083       4/30/2007                 8,670,000                  6/4/2007
2.084       4/30/2007                 8,620,000                 5/31/2007
2.085       4/30/2007                 8,210,000                  6/7/2007
2.086       4/30/2007                 8,400,000                  6/4/2007
2.087       4/30/2007                 8,310,000                 6/16/2007
2.088       4/30/2007                 8,300,000                  6/7/2007
2.089       4/30/2007                 8,240,000                  6/1/2007
2.090       4/30/2007                 8,090,000                 5/31/2007
2.091       4/30/2007                 8,080,000                  6/6/2007
2.092       4/30/2007                 8,080,000                  6/1/2007
2.093       4/30/2007                 7,920,000                  6/7/2007           9
2.094       4/30/2007                 7,825,000                  6/6/2007
2.095       4/30/2007                 7,815,000                  6/7/2007
2.096       4/30/2007                 7,760,000                  6/6/2007
2.097       4/30/2007                 7,700,000                 5/29/2007
2.098       4/30/2007                 7,590,000                  6/6/2007
2.099       4/30/2007                 7,570,000                  6/7/2007
2.100       4/30/2007                 7,560,000                 6/14/2007
2.101       4/30/2007                 7,580,000                  6/6/2007
2.102       4/30/2007                 7,315,000                  6/6/2007
2.103       4/30/2007                 7,180,000                  6/4/2007
2.104       4/30/2007                 7,120,000                  6/4/2007
2.105       4/30/2007                 7,060,000                  6/1/2007
2.106       4/30/2007                 7,060,000                  6/8/2007
2.107       4/30/2007                 8,140,000                  6/8/2007
2.108       4/30/2007                 6,950,000                  6/8/2007
2.109       4/30/2007                 6,910,000                  6/6/2007
2.110       4/30/2007                 6,900,000                 5/31/2007
2.111       4/30/2007                 6,890,000                  6/7/2007
2.112       4/30/2007                 6,830,000                  6/4/2007
2.113       4/30/2007                 6,820,000                  6/8/2007          11
2.114       4/30/2007                 6,780,000                  6/4/2007
2.115       4/30/2007                 6,750,000                  6/6/2007
2.116       4/30/2007                 6,720,000                 6/13/2007
2.117       4/30/2007                 6,640,000                 5/31/2007
2.118       4/30/2007                 7,000,000                  6/7/2007
2.119       4/30/2007                 6,540,000                  6/7/2007
2.120       4/30/2007                 6,440,000                  6/3/2007
2.121       4/30/2007                 6,430,000                  6/6/2007
2.122       4/30/2007                 6,360,000                  6/6/2007
2.123       4/30/2007                 6,360,000                  6/7/2007
2.124       4/30/2007                 6,310,000                  6/7/2007
2.125       4/30/2007                 6,260,000                  6/6/2007
2.126       4/30/2007                 7,620,000                  6/4/2007
2.127       4/30/2007                 6,180,000                  6/3/2007
2.128       4/30/2007                 6,310,000                  6/7/2007
2.129       4/30/2007                 6,020,000                  6/8/2007
2.130       4/30/2007                 6,010,000                 6/19/2007
2.131       4/30/2007                 5,950,000                  6/8/2007
2.132       4/30/2007                 5,940,000                  6/6/2007
2.133       4/30/2007                 5,920,000                 5/29/2007
2.134       4/30/2007                 5,880,000                  6/3/2007
2.135       4/30/2007                 5,840,000                 6/18/2007
2.136       4/30/2007                 5,770,000                 6/14/2007
2.137       4/30/2007                 5,710,000                  6/7/2007
2.138       4/30/2007                 5,680,000                 6/18/2007
2.139       4/30/2007                 5,680,000                  6/6/2007
2.140       4/30/2007                 5,640,000                  6/6/2007
2.141       4/30/2007                 5,600,000                 5/30/2007
2.142       4/30/2007                 5,520,000                  6/4/2007
2.143       4/30/2007                 5,470,000                 6/14/2007
2.144       4/30/2007                 5,390,000                 5/31/2007
2.145       4/30/2007                 5,380,000                  6/7/2007
2.146       4/30/2007                 5,200,000                  6/3/2007
2.147       4/30/2007                 5,190,000                 5/31/2007
2.148       4/30/2007                 5,190,000                  6/7/2007
2.149       4/30/2007                 5,170,000                  6/6/2007
2.150       4/30/2007                 5,110,000                  6/4/2007
2.151       4/30/2007                 5,080,000                 5/30/2007
2.152       4/30/2007                 5,050,000                 5/31/2007
2.153       4/30/2007                 5,000,000                 5/31/2007
2.154       4/30/2007                 4,960,000                  6/1/2007
2.155       4/30/2007                 4,480,000                  6/7/2007
2.156       4/30/2007                 4,880,000                 6/18/2007
2.157       4/30/2007                 4,850,000                 5/30/2007
2.158       4/30/2007                 4,730,000                  6/7/2007
2.159       4/30/2007                 4,720,000                  6/6/2007
2.160       4/30/2007                 4,710,000                  6/6/2007
2.161       4/30/2007                 4,700,000                  6/1/2007
2.162       4/30/2007                 4,660,000                 5/29/2007
2.163       4/30/2007                 4,600,000                  6/6/2007
2.164       4/30/2007                 4,590,000                 5/29/2007
2.165       4/30/2007                 4,560,000                 6/19/2007
2.166       4/30/2007                 4,530,000                  6/6/2007
2.167       4/30/2007                 4,480,000                  6/6/2007
2.168       4/30/2007                 4,480,000                  6/7/2007          11
2.169       4/30/2007                 4,450,000                  6/6/2007
2.170       4/30/2007                 4,520,000                 5/29/2007
2.171       4/30/2007                 4,400,000                  6/6/2007
2.172       4/30/2007                 4,340,000                 6/19/2007
2.173       4/30/2007                 4,300,000                  6/6/2007
2.174       4/30/2007                 4,290,000                  6/7/2007
2.175       4/30/2007                 4,070,000                 5/31/2007
2.176       4/30/2007                 4,060,000                 6/18/2007
2.177       4/30/2007                 4,600,000                  6/6/2007
2.178       4/30/2007                 3,990,000                 5/31/2007
2.179       4/30/2007                 3,930,000                 5/31/2007
2.180       4/30/2007                 3,920,000                 5/30/2007
2.181       4/30/2007                 3,890,000                 5/31/2007
2.182       4/30/2007                 3,830,000                 5/31/2007
2.183       4/30/2007                 3,820,000                 6/13/2007
2.184       4/30/2007                 3,810,000                  6/4/2007
2.185       4/30/2007                 3,700,000                  6/1/2007
2.186       4/30/2007                 3,600,000                 6/12/2007
2.187       4/30/2007                 3,560,000                  6/6/2007
2.188       4/30/2007                 3,540,000                 6/19/2007
2.189       4/30/2007                 3,530,000                  6/6/2007
2.190       4/30/2007                 3,500,000                 5/31/2007
2.191       4/30/2007                 3,500,000                  6/6/2007
2.192       4/30/2007                 3,475,000                  6/4/2007
2.193       4/30/2007                 3,460,000                  6/1/2007
2.194       4/30/2007                 3,430,000                  6/1/2007
2.195       4/30/2007                 3,380,000                 5/30/2007
2.196       4/30/2007                 3,370,000                 5/30/2007
2.197       4/30/2007                 4,130,000                  6/7/2007
2.198       4/30/2007                 3,350,000                 5/31/2007
2.199       4/30/2007                 3,230,000                  6/1/2007
2.200       4/30/2007                 3,340,000                 5/31/2007
2.201       4/30/2007                 3,220,000                 6/18/2007
2.202       4/30/2007                 3,130,000                  6/7/2007
2.203       4/30/2007                 3,090,000                 6/18/2007
2.204       4/30/2007                 3,070,000                  6/4/2007
2.205       4/30/2007                 3,050,000                 6/18/2007
2.206       4/30/2007                 3,050,000                  6/5/2007
2.207       4/30/2007                 3,000,000                  6/6/2007
2.208       4/30/2007                 2,980,000                  6/1/2007
2.209       4/30/2007                 2,970,000                  6/4/2007
2.210       4/30/2007                 2,920,000                 5/31/2007
2.211       4/30/2007                 2,890,000                  6/7/2007
2.212       4/30/2007                 2,870,000                 6/18/2007
2.213       4/30/2007                 2,800,000                  6/6/2007
2.214       4/30/2007                 2,770,000                  6/6/2007
2.215       4/30/2007                 3,640,000                  6/1/2007
2.216       4/30/2007                 2,570,000                 5/31/2007
2.217       4/30/2007                 2,530,000                  6/6/2007
2.218       4/30/2007                 2,510,000                  6/4/2007
2.219       4/30/2007                 3,270,000                  6/7/2007
2.220       4/30/2007                 2,450,000                  6/8/2007
2.221       4/30/2007                 2,370,000                 5/31/2007
2.222       4/30/2007                 2,350,000                 5/30/2007
2.223       4/30/2007                 2,340,000                  6/8/2007          11
2.224       4/30/2007                 2,300,000                 6/13/2007
2.225       4/30/2007                 2,280,000                  7/7/2007
2.226       4/30/2007                 2,170,000                  6/8/2007           8
2.227       4/30/2007                 2,160,000                 5/29/2007
2.228       4/30/2007                 2,110,000                 5/31/2007
2.229       4/30/2007                 2,080,000                 5/29/2007
2.230       4/30/2007                 2,060,000                 6/18/2007
2.231       4/30/2007                 2,010,000                 5/31/2007
2.232       4/30/2007                 1,910,000                 6/13/2007
2.233       4/30/2007                 1,890,000                  6/3/2007
2.234       4/30/2007                 1,840,000                 5/31/2007
2.235       4/30/2007                 1,840,000                 6/13/2007
2.236       4/30/2007                 1,820,000                  6/8/2007
2.237       4/30/2007                 1,800,000                 5/30/2007
2.238       4/30/2007                 1,740,000                 6/18/2007
2.239       4/30/2007                 1,740,000                  6/4/2007
2.240       4/30/2007                 1,970,000                  6/7/2007
2.241       4/30/2007                 1,720,000                 5/31/2007
2.242       4/30/2007                 1,710,000                  6/4/2007
2.243       4/30/2007                 1,680,000                 5/30/2007
2.244       4/30/2007                 1,670,000                 5/31/2007
2.245       4/30/2007                 1,770,000                  6/7/2007
2.246       4/30/2007                 1,660,000                 6/18/2007
2.247       4/30/2007                 1,770,000                 5/31/2007
2.248       4/30/2007                 1,660,000                 6/13/2007
2.249       4/30/2007                 1,980,000                  6/7/2007
2.250       4/30/2007                 1,600,000                 5/30/2007
2.251       4/30/2007                 2,120,000                  6/7/2007
2.252       4/30/2007                 1,690,000                 5/29/2007
2.253       4/30/2007                 1,630,000                 5/30/2007
2.254       4/30/2007                 1,500,000                 6/13/2007
2.255       4/30/2007                 1,460,000                  6/6/2007
2.256       4/30/2007                 1,660,000                  6/7/2007
2.257       4/30/2007                 1,340,000                  6/6/2007
2.258       4/30/2007                 1,310,000                 5/31/2007
2.259       4/30/2007                 1,260,000                 5/31/2007
2.260       4/30/2007                 1,090,000                 5/31/2007
2.261       4/30/2007                 1,070,000                 6/14/2007
2.262       4/30/2007                 1,120,000                  6/7/2007
2.263       4/30/2007                   960,000                 5/31/2007
2.264       4/30/2007                 1,040,000                 5/30/2007
2.265       4/30/2007                   890,000                  6/4/2007
2.266       4/30/2007                   840,000                 6/19/2007
2.267       4/30/2007                   670,000                 6/19/2007
2.268       4/30/2007                   530,000                 5/31/2007
2.269       4/30/2007                   490,000                 6/13/2007
2.270       4/30/2007                   480,000                 5/30/2007
2.271       4/30/2007                   465,000                  6/4/2007
2.272       4/30/2007                   460,000                 5/29/2007
2.273       4/30/2007                   410,000                 5/31/2007
2.274       4/30/2007                   190,000                 5/30/2007
  3           Various               140,000,000                  6/1/2007
 3.01       4/30/2007                35,994,000                  6/1/2007
 3.02       4/30/2007                28,798,000                  6/1/2007
 3.03       4/30/2007                18,998,000                  6/1/2007
 3.04       4/30/2007                17,500,000                  6/1/2007
 3.05       4/30/2007                10,696,000                  6/1/2007
 3.06       4/30/2007                 8,904,000                  6/1/2007
 3.07       4/30/2007                 7,504,000                  6/1/2007
 3.08       4/30/2007                 6,706,000                  6/1/2007
 3.09        5/7/2007                 4,900,000                  6/1/2007
  4         5/31/2007               221,500,000                  6/7/2007          16
  5         6/20/2007               111,930,000                   Various        Various
 5.01       6/20/2007                13,580,000                  5/1/2007
 5.02       6/20/2007                 9,900,000                  5/1/2007
 5.03       6/20/2007                 8,700,000                 4/27/2007          17
 5.04       6/20/2007                 7,400,000                 4/25/2007
 5.05       6/20/2007                 6,600,000                 4/27/2007          25
 5.06       6/20/2007                 7,600,000                 4/18/2007
 5.07       6/20/2007                 7,000,000                 4/30/2007          18
 5.08       6/20/2007                 6,000,000                 4/12/2007
 5.09       6/20/2007                 5,600,000                  5/1/2007
 5.10       6/20/2007                 6,400,000                  5/1/2007
 5.11       6/20/2007                 5,300,000                  3/6/2007
 5.12       6/20/2007                 5,100,000                 4/19/2007
 5.13       6/20/2007                 4,600,000                 4/23/2007
 5.14       6/20/2007                 5,200,000                  5/1/2007
 5.15       6/20/2007                 4,600,000                 4/27/2007          14
 5.16       6/20/2007                 4,200,000                 4/22/2007
 5.17       6/20/2007                 4,150,000                  5/1/2007
  6         5/31/2007                79,000,000                 3/14/2007
  7        11/13/2006               100,650,000                   Various
 7.01      11/13/2006                 2,440,000                 1/31/2007
 7.02      11/13/2006                 2,430,000                 1/31/2007
 7.03      11/13/2006                 2,370,000                  2/7/2007
 7.04      11/13/2006                 2,210,000                 1/31/2007
 7.05      11/13/2006                 2,190,000                 1/31/2007
 7.06      11/13/2006                 2,180,000                 1/31/2007
 7.07      11/13/2006                 2,150,000                  2/2/2007
 7.08      11/13/2006                 2,140,000                  2/2/2007
 7.09      11/13/2006                 2,140,000                 1/31/2007
 7.10      11/13/2006                 2,110,000                 1/31/2007
 7.11      11/13/2006                 2,110,000                 1/31/2007
 7.12      11/13/2006                 2,100,000                 1/31/2007
 7.13      11/13/2006                 2,090,000                 1/31/2007
 7.14      11/13/2006                 2,030,000                 1/31/2007
 7.15      11/13/2006                 2,030,000                 1/31/2007
 7.16      11/13/2006                 2,000,000                  2/7/2007
 7.17      11/13/2006                 2,000,000                  2/7/2007
 7.18      11/13/2006                 1,990,000                  2/2/2007
 7.19      11/13/2006                 1,910,000                 1/30/2007
 7.20      11/13/2006                 1,890,000                 1/31/2007
 7.21      11/13/2006                 1,880,000                  2/7/2007
 7.22      11/13/2006                 1,850,000                  2/2/2007
 7.23      11/13/2006                 1,810,000                  2/7/2007
 7.24      11/13/2006                 1,770,000                 1/31/2007
 7.25      11/13/2006                 1,760,000                 1/31/2007
 7.26      11/13/2006                 1,760,000                  2/7/2007
 7.27      11/13/2006                 1,710,000                 1/31/2007
 7.28      11/13/2006                 1,710,000                  2/7/2007
 7.29      11/13/2006                 1,700,000                  2/9/2007
 7.30      11/13/2006                 1,700,000                  2/9/2007
 7.31      11/13/2006                 1,690,000                  2/9/2007
 7.32      11/13/2006                 1,650,000                 1/31/2007
 7.33      11/13/2006                 1,630,000                 1/31/2007
 7.34      11/13/2006                 1,610,000                  2/2/2007
 7.35      11/13/2006                 1,610,000                 1/31/2007
 7.36      11/13/2006                 1,550,000                 1/31/2007
 7.37      11/13/2006                   880,000                 1/31/2007
 7.38      11/13/2006                 1,530,000                 1/31/2007
 7.39      11/13/2006                 1,530,000                 1/31/2007
 7.40      11/13/2006                 1,510,000                 1/31/2007
 7.41      11/13/2006                 1,500,000                  2/2/2007
 7.42      11/13/2006                 1,470,000                 1/31/2007
 7.43      11/13/2006                 1,470,000                 1/31/2007
 7.44      11/13/2006                 1,450,000                 1/31/2007
 7.45      11/13/2006                 1,440,000                 1/31/2007
 7.46      11/13/2006                 1,410,000                 1/31/2007
 7.47      11/13/2006                 1,390,000                 1/31/2007
 7.48      11/13/2006                 1,390,000                 1/31/2007
 7.49      11/13/2006                 1,290,000                 1/31/2007
 7.50      11/13/2006                 1,260,000                  2/9/2007
 7.51      11/13/2006                 1,180,000                  2/7/2007
 7.52      11/13/2006                 1,150,000                 1/31/2007
 7.53      11/13/2006                 1,140,000                 1/31/2007
 7.54      11/13/2006                 1,090,000                 1/31/2007
 7.55      11/13/2006                 1,040,000                 1/31/2007
 7.56      11/13/2006                 1,000,000                  2/7/2007
 7.57      11/13/2006                   970,000                 1/31/2007
 7.58      11/13/2006                   910,000                 1/31/2007
 7.59      11/13/2006                   860,000                  2/2/2007
 7.60      11/13/2006                   730,000                  2/7/2007
 7.61      11/13/2006                   630,000                  2/7/2007
 7.62      11/13/2006                   530,000                  2/7/2007
  8         4/27/2007                67,750,000                 4/30/2007           6
              Various                41,980,000                 5/25/2007
  9         5/30/2007                31,000,000                 5/25/2007
  10        5/23/2007                10,980,000                 5/25/2007
  11        4/13/2007                42,520,000                  4/2/2007
  12        3/30/2007                31,700,000                  5/1/2009
  13        6/26/2007                32,300,000                  4/2/2007
  14        6/30/2007                37,100,000                 5/15/2007          11
  15         7/1/2007                29,700,000                 3/29/2007
  16        7/23/2007                37,980,000                  5/3/2007
  17         6/1/2007                28,800,000                  5/1/2007          16
  18        4/30/2007                29,400,000                 4/27/2007
  19         4/3/2007                28,100,000                 11/9/2006
  20         5/1/2007                34,300,000                  5/1/2007          14
  21        12/5/2006                24,800,000                11/21/2006
  22        6/30/2007                30,300,000                 5/30/2007          13
  23         6/1/2007                29,000,000                  3/5/2007
  24        1/31/2007                24,500,000                12/20/2006
  25        6/30/2007                31,500,000                  5/2/2007          19
  26        7/18/2007                25,000,000                  5/6/2007
  27        6/30/2007                29,300,000                 5/30/2007          13
  28        5/25/2007                30,900,000                 5/25/2007          14
  29         5/3/2007                25,800,000                 5/17/2007
  30         6/1/2007                24,200,000                 5/22/2007
  31        4/30/2007                23,650,000                  5/2/2007
  32        5/31/2007                22,000,000                  4/6/2007
  33        5/30/2007                27,000,000                  5/3/2007          15
  34        4/24/2007                20,000,000                 4/11/2007
  35        5/15/2007                19,700,000                 5/29/2007
  36        1/31/2007                21,400,000                  6/1/2007
  37         6/1/2007                21,950,000                10/23/2007
  38          Various                24,150,000                   Various
38.01       5/31/2007                12,400,000                  1/5/2007
38.02       6/31/2007                11,750,000                 5/10/2007
  39         4/3/2007                18,010,000                   Various
39.01        4/3/2007                 8,100,000                 4/17/2007
39.02        4/3/2007                 6,650,000                 4/17/2007
39.03        4/3/2007                 3,260,000                 4/18/2007
  40         4/1/2007                17,750,000                  2/8/2007
  41        7/16/2007                21,000,000                 5/20/2007
  42        4/18/2007                17,400,000                  4/6/2007
  43        2/15/2007                17,200,000                 1/22/2007
  44        4/30/2007                16,700,000                 3/15/2007
  45        4/24/2007                18,500,000                 5/10/2007          18
  46        7/11/2007                16,280,000                  6/1/2008
  47         4/1/2007                20,600,000                 3/22/2007
  48        5/31/2007                17,600,000                  4/1/2007
  49        3/26/2007                16,680,000                 2/20/2007
  50        4/24/2007                18,400,000                  5/3/2007
  51        4/30/2007                17,000,000                  7/1/2007
  52        5/31/2007                15,900,000                  3/6/2007          16
  53        6/20/2007                18,850,000                   Various
53.01       6/20/2007                 6,940,000                 5/27/2007
53.02       6/20/2007                 3,100,000                 5/27/2007
53.03       6/20/2007                 3,800,000                 5/22/2007
53.04       6/20/2007                 2,660,000                 5/27/2007
53.05       6/20/2007                 2,350,000                 5/30/2007
  54        4/23/2007                14,200,000                 3/22/2007
  55        3/31/2007                13,900,000                 3/26/2007
  56          Various                14,065,000                 4/30/2007
56.01        5/1/2007                 4,000,000                 4/30/2007
56.02        5/1/2007                 2,850,000                 4/30/2007
56.03        5/1/2007                 2,500,000                 4/30/2007
56.04       4/24/2007                 2,365,000                 4/30/2007
56.05        5/1/2007                 2,350,000                 4/30/2007
  57        4/20/2007                13,770,000                 8/22/2006
  58        5/28/2007                15,010,000                  4/9/2007          18
  59        5/14/2007                19,500,000                 5/16/2007
  60         7/1/2007                17,300,000                  7/1/2007          10
  61        6/14/2007                16,200,000                 4/18/2007          16
  62         5/8/2007                13,150,000                  5/4/2007
  63        5/15/2007                12,750,000                  3/1/2007
  64        7/11/2007                13,800,000                  7/1/2007
  65        2/28/2007                12,800,000                  3/9/2007          13
  66         5/1/2007                13,400,000                  4/4/2007
  67        5/30/2007                15,200,000                  6/1/2007
  68         3/2/2007                11,420,000                 4/10/2007
  69        1/31/2007                15,000,000                  4/1/2007
  70        3/26/2007                11,100,000                 3/30/2007
  71        3/31/2007                11,100,000                 1/29/2007           9
  72        6/26/2007                10,890,000                 5/18/2007          16
  73         6/4/2007                14,150,000                 5/22/2007          23
  74        3/31/2007                10,350,000                 1/29/2007
  75        5/14/2007                11,700,000                 4/13/2007
  76        11/1/2006                 9,600,000                 5/18/2007
  77        3/15/2007                 9,850,000                  4/4/2007
  78        4/26/2007                 9,200,000                  4/2/2007
  79         6/1/2007                 9,100,000                  6/1/2007          13
  80        3/15/2007                 9,020,000                 3/18/2007
  81        5/31/2007                 9,930,000                 4/23/2007
  82        2/28/2007                10,700,000                  2/9/2007
  83         5/4/2007                 8,400,000                 3/29/2007
  84        3/15/2007                 9,270,000                  4/4/2007
  85         6/6/2007                15,500,000                  5/7/2007
  86        1/31/2007                 7,900,000                 2/15/2007
  87         5/1/2007                 8,900,000                  5/1/2008
  88        5/16/2007                 9,800,000                  5/7/2007
  89        5/23/2007                 7,645,000                  4/2/2007
  90        3/20/2007                11,000,000                 3/26/2007
  91        4/30/2007                 7,500,000                 3/15/2007
  92         3/8/2007                 7,750,000                 5/15/2007
  93        3/31/2007                 8,650,000                 4/24/2007
  94        4/30/2007                 7,700,000                  4/5/2007
  95        3/26/2007                 7,560,000                 3/25/2007
  96        3/28/2007                 6,940,000                 3/15/2007           4
  97         7/1/2007                 7,340,000                  7/1/2007          13
  98        6/12/2007                 8,900,000                 11/6/2006
  99         6/5/2007                 6,650,000                  5/7/2007
 100         6/5/2007                 8,100,000                 4/27/2007
 101        3/31/2007                 9,000,000                 4/18/2007          18
 102        3/12/2007                 7,150,000                 3/26/2007
 103        3/20/2007                 7,900,000                 4/25/2007           9
 104        2/13/2007                 7,020,000                  5/9/2007          18
 105        5/16/2007                 6,720,000                 5/23/2007
 106        4/30/2007                 6,500,000                  5/1/2007
 107        3/19/2007                 6,050,000                  3/7/2007
 108         5/1/2007                 8,600,000                 2/21/2007          19
 109        3/31/2007                 6,150,000                  5/2/2007
 110        2/15/2007                 6,000,000                  2/1/2007
 111         3/1/2007                 5,980,000                  4/1/2007
 112         4/1/2007                 8,980,000                  4/9/2007        Various
112.01       4/1/2007                 4,500,000                  4/9/2007          19
112.02       4/1/2007                 2,420,000                  4/9/2007          17
112.03       4/1/2007                 2,060,000                  4/9/2007          15
 113        4/11/2007                 8,710,000                 4/20/2007          11
 114        6/26/2007                 8,750,000                 5/29/2007
 115        7/11/2007                 5,710,000                  5/4/2007
 116        3/31/2007                 5,500,000                 3/27/2007
 117        4/24/2007                 6,230,000                 4/30/2007
117.01      4/24/2007                 2,820,000                 4/30/2007
117.02      4/24/2007                 1,350,000                 4/30/2007
117.03      4/24/2007                 1,230,000                 4/30/2007
117.04      4/24/2007                   830,000                 4/30/2007
 118        6/12/2007                 5,600,000                 11/6/2006
 119         4/1/2007                 5,200,000                 4/28/2007
 120         5/1/2007                 5,300,000                 3/27/2007
 121         1/1/2007                 5,740,000                  4/7/2007          19
 122         5/8/2007                 5,000,000                 4/25/2007
 123        3/30/2007                 4,920,000                  4/3/2007          12
 124         5/8/2007                 4,900,000                 4/25/2007
 125        6/12/2007                 4,700,000                  5/3/2007
 126        6/15/2007                 4,950,000                 5/11/2007
 127         6/8/2007                 5,000,000                  6/1/2007          15
 128        3/26/2007                 4,510,000                 4/27/2007           8
 129         5/3/2007                 5,920,000                  5/8/2007          14
 130        6/11/2007                 3,700,000                 2/27/2007
 131        3/26/2007                 4,230,000                 4/17/2007
 132        3/16/2007                 4,150,000                 3/26/2007
 133        7/18/2007                 3,900,000                  7/5/2007
 134        4/26/2007                 4,400,000                  4/9/2007          10
 135        4/19/2007                 4,010,000                 4/16/2007
 136        4/24/2007                 5,000,000                 3/23/2007          15
 137         5/1/2007                 6,370,000                 5/15/2007          16
 138        6/22/2007                 4,850,000                 3/30/2007
 139         4/1/2007                 4,000,000                12/26/2006
 140        5/16/2007                 4,850,000                12/19/2006          12
 141        3/27/2007                 4,660,000                 2/10/2007          12
 142        4/12/2007                 5,210,000                  5/8/2007          16
 143         6/2/2007                 4,010,000                 4/16/2007
 144        5/17/2007                 3,750,000                  5/3/2007
 145        5/15/2007                 4,570,000                 5/11/2007
 146         5/2/2007                 8,420,000                  5/4/2007          19
 147         5/1/2007                 4,100,000                 5/15/2007
 148         6/8/2007                 3,900,000                 5/17/2007
 149         6/1/2007                 3,790,000                 5/14/2007
 150        3/26/2007                 3,800,000                 4/17/2007
 151        2/15/2007                 5,100,000                 3/16/2007          13
 152         4/1/2007                 4,170,000                  4/6/2007          21
 153         6/1/2007                 4,200,000                  5/3/2007
 154         3/1/2007                 3,500,000                 5/23/2007
 155       11/15/2006                 3,350,000                 4/17/2007
 156        2/28/2007                 4,800,000                  5/1/2007          17
 157        6/30/2007                 3,725,000                  2/1/2007
 158        4/13/2007                 3,700,000                 4/17/2007
 159        5/11/2007                 3,740,000                 4/30/2007           8
 160        2/28/2007                 3,275,000     3/15/2007 & 3/19/2007
 161        4/30/2007                 3,790,000                 2/20/2007          15
 162         7/1/2007                 3,300,000                 4/28/2007
 163        3/26/2007                 3,300,000                 4/17/2007
 164        3/31/2007                 3,000,000                 3/21/2007
 165        4/20/2007                 4,600,000                 3/26/2007
 166        4/13/2007                 3,300,000                 4/17/2007
 167        4/13/2007                 3,400,000                 4/17/2007
 168         1/1/2007                 4,270,000                  5/9/2007          16
 169        5/10/2007                 2,980,000                  3/8/2007
 170        5/17/2007                 3,480,000                 5/21/2007
 171        2/28/2007                 4,000,000                 4/13/2007
 172        5/21/2007                 2,950,000                  5/7/2007
 173        4/26/2007                 6,970,000                 4/12/2007          17
 174         4/1/2007                 4,440,000                  4/5/2007           9
 175        5/25/2007                 2,600,000                  5/4/2007
 176         5/2/2007                 3,025,000                  5/4/2007
 177        4/26/2007                 2,850,000                 4/24/2007
 178        4/24/2006                 2,750,000                  5/2/2007
 179        4/25/2007                 3,450,000                 4/12/2007          13
 180         4/1/2007                 7,400,000                 3/27/2007          11
 181        3/16/2007                 2,450,000                  4/5/2007
 182         4/2/2007                 2,650,000                 3/23/2007
 183        5/11/2007                 2,460,000                 4/17/2007
 184        4/17/2007                 2,330,000                  5/3/2007
 185         5/2/2007                 2,310,000                 3/24/2007          13
 186        4/13/2007                 3,125,000                 1/29/2007
 187        5/31/2007                 3,050,000                 4/20/2007          14
 188         5/7/2007                 2,380,000                 4/24/2007
 189        2/28/2007                 3,140,000                 4/20/2007          13
 190         4/1/2007                 2,550,000                  4/4/2007
 191        4/20/2007                 5,470,000                 4/19/2007
 192        4/12/2007                 2,360,000                 3/20/2007
 193        4/27/2007                 2,820,000                 4/12/2007          16
 194         3/7/2007                 3,100,000                 4/25/2007
 195         3/1/2007                 2,130,000                 3/30/2007
 196        3/21/2007                 1,960,000                 3/22/2007
 197         4/3/2007                 1,900,000                 4/12/2007
 198        3/23/2007                 2,160,000                  4/1/2007
 199        1/31/2007                 2,500,000                 4/11/2007
 200         3/1/2007                 1,960,000                 4/12/2007
 201        3/23/2007                 2,510,000                 4/18/2007
 202        4/16/2007                 1,975,000                 4/16/2007
 203         2/1/2007                 2,175,000                  4/4/2007
 204        3/12/2007                 2,070,000                 3/23/2007          12
 205        4/11/2007                 1,560,000                  4/5/2007
 206         4/4/2007                 1,500,000                  4/3/2007
 207        3/31/2007                 4,570,000                  5/4/2007           7
 208        3/12/2007                 2,610,000                 3/28/2007
 209        2/21/2007                 1,810,000                 5/26/2006
 210         3/6/2007                 2,300,000                 4/12/2007          31
 211        3/21/2007                 1,870,000                 3/27/2007          15
 212        3/23/2007                 1,570,000                  4/7/2007          19
 213         4/4/2007                 1,060,000                 3/20/2007
 214        2/12/2007                 1,290,000                  7/3/2006
 215        2/12/2007                 1,340,000                 5/26/2006
 216         4/1/2007                 1,220,000                 4/13/2007
 217        2/12/2007                 1,065,000                  5/3/2006
 218        2/21/2006                   875,000                 5/26/2006

                                                                     LARGEST TENANT
           SINGLE                                                                                                        LEASE
LOAN #     TENANT      TENANT NAME                                                                     UNIT SIZE       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
  2
  2
  2
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  3        Various
 3.01                  NovaStar Financial, Inc.                                                          199,048        1/31/2011
 3.02                  Bucher, Willis & Ratliff Corporation                                               40,184        9/30/2015
 3.03      Yes         Burns & McDonnell                                                                 117,017        2/29/2012
 3.04                  South & Associates                                                                 35,237        1/31/2016
 3.05                  Baker University                                                                   30,780       11/30/2016
 3.06                  YRC Enterprise Services                                                            53,921        7/31/2010
 3.07                  Morrow, Willnauer & Klosterman                                                     11,717        5/31/2013
 3.08                  R H Donnelley                                                                      51,531       10/31/2009
 3.09                  North American Savings Bank, F.S.B.                                                24,517        5/31/2014
  4
  5
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
  6
  7        Various
 7.01      Yes         Pharr Convenience Store, Inc. and Amanullah Devji and Badruddin S. Kheraj           3,000        2/18/2013
 7.02                  Nadia 786, Inc. d/b/a Ran's Chevron                                                 3,000         4/1/2019
 7.03                  Nazimuddin Noorani and Habibullah Rayani                                            3,000        6/12/2019
 7.04                  Padma Enterprises, Inc. DBA EZ Food Mart                                            3,120         2/1/2025
 7.05                  Kaman USA, Inc. d/b/a HOP IN# 7 and Altaf Bhamani and Akbar Bhamani.                3,000         7/1/2020
 7.06                  Bhamusa, Inc. d/b/a Hop In#2 and Altaf Bhamani And Akbar Bhamani                    3,000         7/1/2020
 7.07                  Mohammad Anis Khan                                                                  3,000         7/1/2010
 7.08                  Haroon anwar dba Shell Food Mart                                                    3,100         4/1/2010
 7.09                  Sylvan Chevron, Inc. and Nazimuddin Noorani                                         2,400        9/15/2020
 7.10                  Ambrose Joseph and Marykutty Joseph, d/b/a Mobil Food Mart                          3,000        11/7/2008
 7.11                  Amiruddin Jooma \ Raheel Enterprises, Inc.                                          3,000         7/1/2017
 7.12                  Arsh Food & Gas, Inc.                                                               3,000         8/1/2010
 7.13      Yes         Camp Creek Food Mart, Inc. and Nazimuddin Noorani                                   1,920        5/20/2013
 7.14                  N & Z, Inc.,Zubair J.Ali Shamsi and Nazimuddin Noorani                              2,889        10/2/2018
 7.15                  Khimani Enterprises, Inc                                                            3,000         5/3/2017
 7.16                  A&F Group, LLC                                                                      3,120        2/13/2019
 7.17                  Nizar Enterprises, Inc.                                                             3,100         8/5/2017
 7.18                  G.L.D. Enterprises, Inc.                                                            3,000         7/1/2020
 7.19                  Javaid Yasin                                                                        3,000         5/1/2019
 7.20      Yes         Hellgeth Enterprises, Inc                                                           5,020              MTM
 7.21                  DLK Oil Company                                                                     3,100        5/24/2017
 7.22                  Neeraj Dutta and Poonam Dutta , d/b/a Exxon Foodmart.                               3,000       10/16/2017
 7.23      Yes         Wesley Food N & R, Inc.                                                             2,500         1/8/2018
 7.24      Yes         University Exxon, Inc. and Nazimuddin Noorani                                         990        2/15/2020
 7.25                  ZNN, Inc., and Nazimuddin Noorani.                                                  2,380       10/13/2018
 7.26                  R & V Business, Inc., Karim Roy and Ahmad Virani                                    3,050        9/12/2010
 7.27      Yes         Mohammed Munaf                                                                      1,100        9/26/2017
 7.28                  Salima Pirani and Nadir Noormohammed Pirani d/b/a Killian Hill Exxon                4,000         7/6/2019
 7.29      Yes         Evershine Business, Inc and Altaf Bhamani and Akbar Bhamani                         3,386        8/30/2017
 7.30      Yes         Kaishaly, LLC and Altaf Bhamani and Akabar Bhamani                                  2,660        8/30/2017
 7.31      Yes         Nazimuddin Noorani and Main Street Hop-In, Inc                                      3,353        7/26/2019
 7.32                  Bharat Bhakta                                                                       3,100        5/17/2017
 7.33                  HR Associates, Inc.                                                                 3,100       12/31/2016
 7.34                  Ankita Business, Inc. and Ankita Patel                                              3,000        12/1/2020
 7.35      Yes         Noor Jan d/b/a Mobil Food Mart                                                      4,000        1/22/2018
 7.36      Yes         MLW Enterprises, Inc.                                                                 880         7/1/2009
 7.37      Yes         Mashallah Ameer, Inc.                                                               1,104        9/26/2017
 7.38      Yes         Holmes Convenience Corp. and Nazimuddin Noorani                                       880         5/1/2020
 7.39      Yes         FFM, Inc.                                                                           2,640              MTM
 7.40      Yes         Evergreen Business, Inc and Mohammed Munaf                                          3,000        10/3/2017
 7.41      Yes         Merc, L.L.C., and Amiruddin Hajiani.                                                3,000        9/12/2018
 7.42      Yes         The Cupboard, LLC                                                                   2,500        4/10/2018
 7.43      Yes         The Cupboard, LLC                                                                   2,500        4/10/2018
 7.44      Yes         The Cupboard, LLC                                                                   2,500        4/10/2018
 7.45      Yes         The Cupboard, LLC                                                                   3,762         3/4/2018
 7.46      Yes         Reshami Patel                                                                       1,104        9/26/2017
 7.47      Yes         Hassan S. Sheikh, dba Exxon Food Mart                                               1,248         6/1/2008
 7.48      Yes         Farida Enterprises, Inc.                                                            4,520        10/1/2016
 7.49      Yes         The Cupboard, LLC                                                                   2,420         5/1/2018
 7.50      Yes         RH Enterprises, Inc                                                                 3,345        8/30/2017
 7.51      Yes         HR Associates, Inc.                                                                 3,000         7/1/2010
 7.52      Yes         Buddy Enterprises, Inc., and Badruddin S. Kheraj                                    1,908        6/14/2013
 7.53      Yes         Americus Reed                                                                       1,104              MTM
 7.54      Yes         Peachtree Food Mart R And N, Inc., Rafique Andani, and Nazim Noorani                1,920        8/22/2018
 7.55      Yes         Workeye Jamille                                                                     1,200        7/16/2013
 7.56      Yes         Maz Business, Inc.                                                                  3,244       11/15/2009
 7.57      Yes         Kelly N. Chancey, individually, and Kelly N. Chancey, Inc.                          2,024              MTM
 7.58      Yes         Workeye N.Jamille and Berhanu Teginu                                                1,248              MTM
 7.59      Yes         Husein Khimani and Hassan Khimani                                                   2,200         4/7/2021
 7.60      Yes         Aryan Alim Enterprises, Inc., and Mansoor J. Charaniya and Amin Charaniya           2,617        11/1/2020
 7.61      Yes         Tasadduq Riaz and Aanas Safdar                                                      2,567        9/15/2013
 7.62      Yes         Vaibhavlaxmi Corporation, Inc.                                                      2,400        1/11/2010
  8                    New York Life Insurance Co                                                         22,771        8/31/2011

  9
  10
  11
  12
  13                   Tops/Zagara's                                                                      55,344       12/31/2018
  14                   Safeway                                                                            55,342        4/30/2026
  15                   Liquid Container, LP                                                              262,344        9/30/2009
  16
  17                   Citrix Systems                                                                     57,420        4/30/2017
  18
  19
  20                   Nixon, Inc.                                                                        19,913       12/31/2012
  21
  22                   Raley's                                                                            61,570        8/31/2021
  23
  24                   Shaw's Supermarket                                                                 62,500       11/29/2020
  25                   Rite-Aid                                                                           20,034         5/1/2008
  26                   Best Buy                                                                           30,000        2/28/2017
  27                   Raley's                                                                            63,476        3/31/2023
  28
  29       Yes         CVS                                                                               487,897        1/31/2024
  30                   S. F. Supermarket                                                                  20,177        6/11/2009
  31       Yes         Wal-Mart                                                                          203,750       10/26/2019
  32                   King Sooper's                                                                      76,560       12/31/2020
  33                   Marukai Market                                                                     35,000        6/30/2009
  34
  35                   United States Army                                                                 26,056        6/30/2012
  36
  37
  38       Various
38.01      Yes         Denton Transitional LTCH, LP                                                       38,041       11/30/2026
38.02                  Health Texas Provider Network                                                      20,000        8/31/2016
  39       Yes
39.01      Yes         Raabe Company                                                                     125,692        6/30/2016
39.02      Yes         Elster Electricity                                                                 58,926        7/31/2010
39.03      Yes         Workflow Management                                                                51,155        1/29/2012
  40       Yes         Perceptive Software                                                                96,437       12/31/2015
  41       Yes         Raymours Furniture Store                                                           53,000        6/30/2022
  42
  43                   HEB                                                                                46,096        1/31/2013
  44                   Gold's Gym                                                                         35,946        8/31/2010
  45
  46                   Food Lion                                                                          33,764        2/28/2026
  47
  48
  49                   Rainbow Foods                                                                      56,853        5/31/2021
  50                   Artist's Frame Service, Inc.                                                       36,000        9/30/2012
  51
  52
  53       Various
53.01                  Express Emergency Room                                                              8,774        3/31/2012
53.02                  Videoland dba Home Theater Store                                                    5,072        7/31/2021
53.03      Yes         Videoland, LP dba Home Theater Store                                                8,650        9/30/2021
53.04      Yes         Videoland, LP dba Home Theater Store                                                7,210        6/30/2022
53.05      Yes         Videoland, LP dba Homes Theater Store                                              44,000       12/31/2022
  54                   Office Max                                                                         23,500       10/31/2014
  55
  56
56.01
56.02
56.03
56.04
56.05
  57
  58
  59                   Publix                                                                             45,600        3/31/2027
  60                   Borrower Master Lease                                                              18,510        7/31/2017
  61
  62                   Kitchen 36                                                                          9,750         5/4/2012
  63                   El Burrito                                                                          4,200         6/8/2012
  64                   HCA Health Systems of VA                                                           30,100        6/30/2018
  65                   Walgreens                                                                          13,905       12/31/2019
  66
  67                   Dal-Tile Corp                                                                      33,188        6/30/2010
  68
  69
  70
  71       Yes         Shopko Stores Operating Co., LLC                                                   94,092        1/31/2027
  72
  73                   Snohomish County                                                                   20,179       12/31/2009
  74       Yes         Shopko Stores Operating Co., LLC                                                   90,539        1/31/2027
  75
  76                   State of Maine - Dept of Human Svcs                                                54,350        8/31/2020
  77
  78                   Prudential Georgia Real                                                             7,000        8/31/2011
  79       Yes         Walgreens                                                                          12,124        5/31/2082
  80                   Remax                                                                               4,875       12/31/2010
  81
  82       Yes         Panevino, LLC                                                                      20,505        3/31/2022
  83
  84
  85
  86                   Physio Inc., Physical and Occupational                                              4,270        9/30/2007
  87
  88
  89                   Coldwell Banker                                                                     6,183        7/27/2017
  90                   Heritage Christian Home                                                            25,470        3/31/2014
  91                   Aldi                                                                               20,388       11/30/2016
  92
  93                   Joann's (FCA of Ohio, Inc.)                                                        36,454        1/31/2015
  94
  95                   Checker Auto                                                                       57,165        1/31/2013
  96       Yes         Walgreens                                                                          14,490        6/30/2061
  97
  98                   SY Coleman                                                                         54,126       12/31/2012
  99
 100       Yes         HK Systems, Inc.                                                                   92,290        2/14/2027
 101                   WIC                                                                                 4,008       12/31/2011
 102
 103
 104                   Eastern Ventura Urgent Care                                                         3,710        3/31/2008
 105
 106                   South Florida Cardiology                                                            4,328        9/30/2009
 107                   Mac's Fresh Market                                                                 30,400        5/13/2014
 108                   Kinko's, Inc.                                                                      10,326        6/30/2008
 109                   University Physicians                                                              20,120         7/1/2008
 110
 111       Yes         Best Buy                                                                           48,035        2/28/2011
 112       Various
112.01                 Compliments Fashion                                                                 2,000        2/14/2011
112.02                 Andrea Wolman and Cheryl Wada                                                       4,000        4/30/2010
112.03     Yes         Richard Kim and Eun Young Kim                                                       2,900        3/31/2019
 113                   Wells Fargo                                                                         6,488        4/30/2015
 114
 115
 116
 117       Various
117.01                 Alliance Mortgage Banking Corporation                                               5,860        8/31/2009
117.02                 WestFall Dental LLP                                                                 5,842        9/30/2014
117.03                 GRNA P.C.                                                                           3,992       10/31/2007
117.04     Yes         Monroe County Sheriff                                                               6,000        5/31/2011
 118                   Madison Research Corporation                                                       29,622        2/28/2011
 119                   Jalapeno's                                                                          3,000        1/30/2010
 120                   Residential Air Conditioning Corp                                                   4,660        8/31/2007
 121                   Albertson's, Inc. (Ground Lease)                                                   16,784        6/30/2031
 122       Yes         Kerr Drug, Inc.                                                                    11,481       10/12/2030
 123                   Steinway Piano Gallery                                                             10,022       10/31/2011
 124       Yes         Kerr Drug, Inc.                                                                    12,510        3/31/2031
 125       Yes         Walgreen's                                                                         14,550        6/30/2032
 126       Yes         CVS                                                                                11,925        1/31/2020
 127                   Fat Fish Oyster Bar                                                                 3,730        8/30/2010
 128                   Luigis Pizza                                                                        2,500       10/31/2016
 129                   Super Coin Laundry                                                                  3,700        8/14/2010
 130                   At the Beach                                                                        4,137        1/31/2017
 131
 132
 133                   Bumble Spa                                                                          5,600        6/30/2012
 134                   El Indio                                                                            3,570        3/31/2017
 135                   NYPD Pizza                                                                          3,370       11/30/2016
 136                   Allmark Properties                                                                  3,167        2/28/2019
 137
 138                   KFC                                                                                19,400        5/31/2032
 139       Yes         MasterCraft of Las Vegas, Inc.                                                     15,965        2/28/2022
 140                   CCA Associates, Inc.                                                                3,064       10/30/2011
 141       Yes         Walgreens Co. (Ground Lease)                                                       13,500        9/30/2079
 142                   17th St Cafe                                                                        3,780        4/30/2013
 143                   Bamboo King                                                                         4,489        7/12/2012
 144                   Auto Zone                                                                          10,000        1/31/2014
 145                   Bee Cave Urgent Care                                                                4,923        3/31/2012
 146
 147                   Leffler Printing                                                                   14,667         9/1/2009
 148
 149       Yes         Federal Express                                                                    54,950        5/31/2017
 150
 151
 152
 153       Yes         Sam Levin Furniture, Inc.                                                          46,000       11/30/2011
 154                   Barberitos                                                                          2,800        3/31/2009
 155                   Mattress Firm, Inc                                                                  6,000       11/25/2011
 156                   Encino Tailors                                                                      1,603        8/31/2016
 157                   Winn-Dixie                                                                         30,625         9/3/2011
 158
 159
 160
 161                   Security Pacific Lending Group, Inc                                                 5,500       12/31/2016
 162                   Riley's                                                                             5,312        4/26/2009
 163
 164                   Watkins Culver LLC                                                                  4,067        8/31/2011
 165
 166
 167
 168                   Taco Bell                                                                           2,000        6/1/2027
 169                   Raphael's Restaurant                                                                4,139        1/31/2012
 170                   Pacific Dental                                                                      3,200        7/31/2017
 171
 172                   T-Mobile                                                                            3,000        3/18/2017
 173                   Santa Clara Windustrial                                                            23,950        5/31/2011
 174                   Verizon Wireless                                                                    3,492       12/31/2013
 175                   MovieStop                                                                           4,004       10/31/2010
 176       Yes         Lowes Companies, Inc. (Ground Lease)                                              115,000       10/31/2017
 177                   Anytime Fitness                                                                     3,900         7/1/2011
 178                   US Army Corps                                                                       3,600        6/30/2011
 179       Yes         Petco                                                                              17,633        1/31/2010
 180
 181                   Taco Bell                                                                           1,500        6/20/2014
 182                   Hathaway Carpet                                                                    24,000       10/31/2008
 183
 184                   Anytime Fitness                                                                     4,800       11/14/2011
 185
 186                   Win Win Gaming                                                                      4,001        8/31/2010
 187                   Don Roberto Jewelers                                                                2,291       12/31/2016
 188                   PLS Financial                                                                       2,044       10/31/2011
 189                   Golden St Laundry                                                                   3,461        3/15/2017
 190
 191                   Hawthorne Stereo                                                                    2,578        4/30/2011
 192                   Mattress Superstore                                                                 2,773       10/17/2009
 193
 194                   Advantage Advertising                                                               2,984       12/31/2010
 195                   Cingular                                                                            3,503       12/31/2010
 196                   LandAmerica American Title Company                                                  3,472       11/30/2009
 197
 198
 199
 200                   Lenny's Subs                                                                        1,800        3/15/2011
 201
 202                   Roger Wallace M.D.                                                                  3,500        8/31/2010
 203
 204                   Nash Lending Company                                                                2,974        4/30/2017
 205                   First American Title                                                                3,300         7/2/2015
 206
 207                   Ashoori                                                                             3,016        12/1/2013
 208                   Quality Vitamins Inc.                                                               6,738       10/31/2014
 209
 210
 211                   DATACOM                                                                            10,000        3/31/2019
 212                   Coin Laundry                                                                        2,044        1/14/2017
 213
 214
 215
 216
 217
 218

                                                             2ND LARGEST TENANT
                                                                                                                         LEASE
LOAN #                                         TENANT NAME                                              UNIT SIZE     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
  2
  2
  2
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  3
 3.01
 3.02      Indy Mac Bank                                                                                   20,287       5/27/2009
 3.03
 3.04      Larson Binkley, Inc.                                                                            33,002       6/30/2011
 3.05      The Mutual Fund Store                                                                           21,330       9/30/2013
 3.06      Computer Technology Corp                                                                        22,253       8/31/2013
 3.07      US Bank (incl. rent for drive thru space)                                                        9,785       6/26/2008
 3.08      A D Banker                                                                                       7,402       1/31/2010
 3.09
  4
  5
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
  6
  7
 7.01
 7.02      Chi Coin Laundry, LLC                                                                            1,750        1/1/2014
 7.03      Subway Real Estate Corp.                                                                         1,250        1/1/2008
 7.04      B & C Professional Cleaners, Inc.                                                                1,500             MTM
 7.05      Jayanta C. DEB d/b/a Wings & Grill                                                               1,500        2/1/2008
 7.06      Xiang Kui Wang                                                                                   1,250        8/1/2009
 7.07      Gerardo C. Cordora and Justa A. Jorge d/b/a Good Cents Cleaners                                  2,000       12/1/2009
 7.08      24/7 Coin Laundry, LLC                                                                           1,750        6/1/2013
 7.09      Pedro Martinez                                                                                   1,200       10/1/2010
 7.10      Akbar A. Momin dba Modern Care                                                                   2,000        1/1/2009
 7.11      Subway Real Estate Corp.                                                                         2,500        2/1/2008
 7.12      Young Ae Kim                                                                                     2,000        6/1/2014
 7.13
 7.14      Eric L. Dius &  Samuel Guest, dba Lenox Auto Service                                             1,800        9/1/2010
 7.15      C&M More, LLC                                                                                    1,250             MTM
 7.16      Patricia S.Hardesty and Marie Clark, d/b/a ABB (All Bodies Beautiful) Fitness Center             2,000             MTM
 7.17      Pizza Hut of America, Inc.                                                                       2,500        3/5/2009
 7.18      Harris & Harris, Inc. d/b/a Davido's $3.75 Pizza.                                                2,000             MTM
 7.19      Meg's Pizza Pies, Inc. dba Domino's Pizza                                                        2,500       12/1/2015
 7.20
 7.21      Maya Hair salon, Inc.                                                                            2,000        7/1/2008
 7.22      Debbie Thomas                                                                                    1,360       6/30/2009
 7.23
 7.24
 7.25      James Travis Felton.                                                                             1,030        3/1/2009
 7.26      24/7 Coin Laundry, LLC                                                                           2,340        2/1/2016
 7.27
 7.28      Jin Sing Nam d/b/a J.S.N. Fashion Cleaners                                                       2,000        2/1/2013
 7.29
 7.30
 7.31
 7.32      Siraz Jooma / D & S Management , Inc.                                                            2,000        6/1/2007
 7.33
 7.34      Jesus Ticse, dba The Family Cleaners, Inc.                                                       1,500       10/1/2008
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
  8        Countrywide Home Loans                                                                          18,629      10/31/2007

  9
  10
  11
  12
  13       Fitworks                                                                                        32,269      12/31/2013
  14       Long Drug Stores                                                                                23,077       2/28/2027
  15       Entergy Louisiana Holdings                                                                     218,061       1/31/2010
  16
  17       Textron, Inc.                                                                                   52,855       5/31/2016
  18
  19
  20       Ace Hardware (Glen Maguire)                                                                      6,480       9/30/2012
  21
  22       Bully's Sports Bar and Grill                                                                     6,400      10/30/2011
  23
  24       Big Lots                                                                                        32,174       3/31/2012
  25       Goodwill Industries of So. CA                                                                   13,126        1/1/2008
  26       Michaels Stores, Inc.                                                                           21,300        2/1/2017
  27       Bully's Sports Bar                                                                               6,660       2/28/2008
  28
  29
  30       Bazic Entertainment                                                                              4,000      12/31/2012
  31
  32       Ace Hardware                                                                                    18,800       5/31/2010
  33       Feria and Associates                                                                             5,650       2/28/2010
  34
  35       Raytheon                                                                                        22,000      12/31/2010
  36
  37
  38
38.01
38.02      Las Colinas Orthopedic Surgery & Sports Medicine                                                 5,457       1/31/2012
  39
39.01
39.02
39.03
  40
  41
  42
  43       Dollar Tree                                                                                     13,975       9/31/2008
  44       Vertical Urge                                                                                   16,560       2/28/2014
  45
  46       Town & Country Ace Hardware                                                                     16,830       1/31/2017
  47
  48
  49       Walgreen's                                                                                      10,975       7/31/2026
  50       WM. F. Meyer Company                                                                            19,796       5/31/2012
  51
  52
  53
53.01      LipoMedica                                                                                       5,003       1/31/2014
53.02      Brunette's Inc                                                                                   3,298       8/31/2009
53.03
53.04
53.05
  54       The Baby's Room                                                                                 12,000       5/10/2010
  55
  56
56.01
56.02
56.03
56.04
56.05
  57
  58
  59       Radio Shack                                                                                      2,800       1/31/2012
  60       Jimmy Mac's (Ground Lease)                                                                       6,186       6/30/2027
  61
  62       New Avenues Furniture                                                                            7,500       6/30/2012
  63       Hwangs World Class Tae Kwon Do                                                                   4,200       6/12/2012
  64       Richmond Pediatric Associates, Inc.                                                             10,288       6/30/2020
  65       Pet Food Express                                                                                 6,900       4/30/2010
  66
  67       Allen Datagraph                                                                                 25,562       7/31/2013
  68
  69
  70
  71
  72
  73       City of Everett                                                                                 11,900       9/30/2007
  74
  75
  76       Innovex                                                                                          7,000      12/31/2009
  77
  78       Verizon Wireless                                                                                 4,000       2/28/2013
  79
  80       Blockbuster                                                                                      3,583       7/31/2009
  81
  82
  83
  84
  85
  86       EnSoCo Inc.                                                                                      3,718             MTM
  87
  88
  89       Indigo Joes                                                                                      4,634        4/1/2017
  90       DJ Parrone                                                                                       7,948      12/31/2012
  91       Pet Supplies Plus                                                                                9,115      11/30/2009
  92
  93       A World of Tile, LLC                                                                            14,437      12/31/2010
  94
  95       Cash America                                                                                    12,725       7/31/2011
  96
  97
  98       Defense Acquisition, Inc                                                                        15,000       4/30/2012
  99
 100
 101       Coin Laundry                                                                                     2,222      10/31/2014
 102
 103
 104       Oaks Korean BBQ & Sushi                                                                          3,007       3/31/2013
 105
 106       North Miami Nuclear                                                                              3,942       8/31/2008
 107       Rite Aid                                                                                        12,000       7/31/2009
 108       Times Community News                                                                            10,209       1/28/2014
 109       First Magnus                                                                                    19,457      10/31/2013
 110
 111
 112
112.01     The Artist's Web                                                                                 1,000       9/30/2008
112.02
112.03
 113       CA Code Check                                                                                    3,733       8/31/2009
 114
 115
 116
 117
117.01     Sia N. Hersini, DMD, P.C.                                                                        2,286       2/28/2015
117.02     Dr. Evangelisti                                                                                  2,000      10/31/2015
117.03     Family Foot Care Center                                                                          1,200       8/31/2013
117.04
 118       AEgis Technologies                                                                              26,446       8/31/2013
 119       Palm Beach Tan                                                                                   3,000       2/28/2010
 120       LEG Interior Service Company Inc.                                                                4,660       8/31/2007
 121       2002 World Cup Billiards                                                                         3,575       8/31/2008
 122
 123       Austin's Recreation Emporium                                                                     8,046       3/31/2010
 124
 125
 126
 127       So Young Park                                                                                    1,515       8/18/2010
 128       Members First Credit Union                                                                       2,000       9/30/2011
 129       99 Cents                                                                                         2,961       5/14/2026
 130       One Stop Decorating Center                                                                       2,197       1/31/2010
 131
 132
 133       Snap Fitness 24/7                                                                                3,000       4/30/2012
 134       Evangelina Perez                                                                                 1,785       7/31/2017
 135       La Salita                                                                                        2,431      11/30/2015
 136       Jessie Continental                                                                               2,375      11/30/2011
 137
 138       Bubbleland                                                                                       5,500       9/30/2015
 139
 140       Restor Physical Therapy                                                                          2,675       5/31/2010
 141
 142       Stephen King                                                                                     1,550       4/30/2011
 143       Panda                                                                                            2,329       5/11/2017
 144       C & T La Primera                                                                                 5,500       1/31/2010
 145       Columbus Networks                                                                                2,739       5/31/2011
 146
 147       Carhop                                                                                           6,989      12/31/2010
 148
 149
 150
 151
 152
 153
 154       Bee's Knees                                                                                      2,120       8/14/2009
 155       Metro PCS Wireless                                                                               3,100      10/31/2010
 156       PIP Printing                                                                                     1,500       1/31/2016
 157       Family Dollar                                                                                    9,000      12/31/2011
 158
 159
 160
 161       Steven Walker Communities, Inc.                                                                  4,708      12/31/2016
 162       Vulcan Safety Shoes                                                                              3,600       9/30/2011
 163
 164       JMG MMLM Holding                                                                                 2,880      12/31/2008
 165
 166
 167
 168       Dr. Felix Negron                                                                                 1,760     11/30/2009
 169       Lighthouse Tan                                                                                   1,750       2/28/2010
 170       Embarq                                                                                           2,754       5/31/2012
 171
 172       Panda Express                                                                                    2,250        2/8/2017
 173       Import Stone                                                                                    19,450      11/30/2009
 174       Check City                                                                                       2,681      12/31/2011
 175       Dental Care                                                                                      3,078      11/31/2017
 176
 177       Planet Beach                                                                                     1,812       8/13/2011
 178       Cingular Wireless                                                                                2,400      12/31/2010
 179
 180
 181       Lobria, LLC D/B/A Carlucci's Pizzeria                                                            1,100       3/31/2011
 182       Bunn Packaging                                                                                  16,000       5/31/2009
 183
 184       Shane's Rib Shack                                                                                3,000      10/31/2011
 185
 186       Wegener Bracken Leavitt, Inc.                                                                    2,409       7/31/2009
 187       Gamestop, Inc.                                                                                   1,800      12/31/2011
 188       Quizno's                                                                                         1,412       1/31/2012
 189       Little Caesars                                                                                   1,440       1/31/2012
 190
 191       Yuen Lui Studio                                                                                  2,557       3/31/2013
 192       Sebe                                                                                             2,300       2/28/2009
 193
 194       Just Be Fit                                                                                      2,390       2/28/2008
 195       Monical's Pizza                                                                                  3,480       1/31/2011
 196       Tamara S. Miller, D.D.S                                                                          2,391       5/31/2008
 197
 198
 199
 200       Nutrition Depot                                                                                  1,200       8/31/2011
 201
 202       X-Ray Services                                                                                   3,500       8/31/2011
 203
 204       WBIC                                                                                             2,700       4/30/2017
 205       Capital Farm Credit                                                                              2,351       4/30/2013
 206
 207       Wells Fargo                                                                                      2,823       6/30/2010
 208       Digital Matrix                                                                                   1,560       10/5/2011
 209
 210
 211       Dalenzie Inc                                                                                     4,000       7/31/2008
 212       Mart Liquor                                                                                      1,734       7/31/2015
 213
 214
 215
 216
 217
 218

                                                         3RD LARGEST TENANT
                                                                                                            LEASE
LOAN #                                TENANT NAME                                       UNIT SIZE         EXPIRATION
--------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
 1.53
 1.54
 1.55
 1.56
 1.57
 1.58
 1.59
 1.60
 1.61
 1.62
 1.63
 1.64
 1.65
 1.66
 1.67
 1.68
 1.69
 1.70
 1.71
 1.72
 1.73
  2
  2
  2
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  3
 3.01
 3.02       HCA Realty                                                                     20,256          2/28/2011
 3.03
 3.04       Ameriprise Financial                                                           21,647          5/31/2012
 3.05       Indymac Bank                                                                   20,677          6/30/2009
 3.06
 3.07       Universal Underwriters                                                          6,964         11/30/2009
 3.08       Harlan Publishing Group                                                         2,571          1/31/2010
 3.09
  4
  5
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
 5.16
 5.17
  6
  7
 7.01
 7.02       Beth Dorsey d/b/a Corporate Cuts Barber Shop                                    1,000                MTM
 7.03
 7.04
 7.05       Simindokht Abdollahi                                                            1,500           3/8/2011
 7.06
 7.07       Kwame Atakora and Grace Owusu                                                   1,250           4/1/2007
 7.08       Teneshia Phelps, dba Granny's Soulfood                                          1,250                MTM
 7.09
 7.10       24/7 Coin Laundry, LLC                                                          1,250          12/1/2014
 7.11
 7.12       Samuel Glickman and Ronald Cannon                                               1,250                MTM
 7.13
 7.14
 7.15       Kevin Cape and Michelle Cape d/b/a Dry Cleaners                                 1,000                MTM
 7.16       Charisse J. Hunter, d/b/a C.J. Hunter Insurance Agency, Inc.                    1,500           9/1/2008
 7.17       Dong Jun Lim & Jin H. Lim, d/b/a Maxclean                                       2,000           6/1/2008
 7.18       Bhamusa, Inc. d/b/a HOP IN#1 and Altaf Bhamani and Akbar Bhamani                1,500          10/1/2012
 7.19
 7.20
 7.21       Sunrwa Enterprise, L.L.C.                                                       1,250           6/1/2013
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
 7.43
 7.44
 7.45
 7.46
 7.47
 7.48
 7.49
 7.50
 7.51
 7.52
 7.53
 7.54
 7.55
 7.56
 7.57
 7.58
 7.59
 7.60
 7.61
 7.62
  8         Pacific Health Advantage                                                       18,093          7/31/2011

  9
  10
  11
  12
  13        Petco                                                                          15,442         10/19/2026
  14        River City Bank                                                                 4,650          5/31/2011
  15        DuPont Performance Elastorme                                                  115,000          6/30/2011
  16
  17        Iconix Video, Inc.                                                             15,110          4/30/2011
  18
  19
  20        Dan and Susan Sbicca                                                            4,050          5/31/2012
  21
  22        Hollywood Video                                                                 6,000          2/28/2010
  23
  24        Dollar Tree                                                                    20,000          4/30/2010
  25        Northpark Community Church                                                      7,820           8/1/2008
  26        Petsmart, Inc.                                                                 20,029          1/31/2017
  27        Pro Golf of Reno                                                                6,000          5/31/2010
  28
  29
  30        Hue Thai Sandwiches                                                             3,983           9/8/2009
  31
  32        Table Steaks                                                                   10,667          3/15/2008
  33        United States Postal Service                                                    4,088         10/31/2009
  34
  35        GSA-USJFCOM                                                                    17,234          1/31/2014
  36
  37
  38
38.01
38.02       Coppell Spine & Sport Rehab                                                     2,641         10/31/2012
  39
39.01
39.02
39.03
  40
  41
  42
  43        Family Dollar                                                                  11,400         12/31/2008
  44        CVS                                                                             8,450         11/30/2008
  45
  46        Anytime Fitness                                                                 4,800          8/31/2011
  47
  48
  49        Sid's Discount Liquor                                                           8,316          1/31/2008
  50        Vosges, Ltd.                                                                   11,500          7/31/2009
  51
  52
  53
53.01
53.02       The Optometry Group & Optical                                                   2,228         10/31/2008
53.03
53.04
53.05
  54        Tuesday Morning                                                                 8,316          7/15/2011
  55
  56
56.01
56.02
56.03
56.04
56.05
  57
  58
  59        Ferrari's Pizza                                                                 2,100          5/31/2012
  60        McDonald's (Ground Lease)                                                       4,660          9/19/2012
  61
  62        Clinica de la Mama                                                              5,200          9/30/2011
  63        Dollar Heaven                                                                   3,957          3/31/2012
  64        American Self, PLC                                                              5,250          1/31/2015
  65        CSK Auto, Inc. DBA Kragen Auto Parts                                            5,880          1/31/2010
  66
  67        Huntsman International                                                         20,900          7/31/2008
  68
  69
  70
  71
  72
  73        Bank of Everett                                                                 7,456         12/31/2016
  74
  75
  76        Maine Cardiology Associates                                                     4,162          8/31/2010
  77
  78        Farmers Community Bank                                                          2,800          4/30/2012
  79
  80        Whataburger (Ground Lease)                                                      3,365         11/30/2014
  81
  82
  83
  84
  85
  86        AVRI Group, Inc.                                                                2,867                MTM
  87
  88
  89        Sweet Grass                                                                     2,134          7/11/2012
  90        DGA Builders                                                                    5,924         10/31/2011
  91        Hilker's Cleaners                                                               2,560          4/30/2008
  92
  93        Regency Beauty Institute                                                        6,000          3/31/2017
  94
  95        Zuniga Enterprises, LLC                                                         5,400         12/31/2010
  96
  97
  98        Dollar General Corp.                                                            8,450          9/30/2008
  99
 100
 101        Tacos Mexico                                                                    2,162          6/30/2010
 102
 103
 104        7-Eleven, Inc.                                                                  2,400          7/31/2014
 105
 106        Brittany Imports                                                                3,439          2/28/2008
 107        Huntington Learning Center                                                      2,625          5/31/2008
 108        North-West College                                                             10,096          6/30/2010
 109
 110
 111
 112
112.01      Varga                                                                             800         12/31/2009
112.02
112.03
 113        TLC Day Spa                                                                     1,894         11/30/2015
 114
 115
 116
 117
117.01      Territory Mortgage  Inc.                                                        2,184          1/31/2008
117.02
117.03      Concentra                                                                       1,152          7/31/2008
117.04
 118
 119        Scrap Happy                                                                     3,000         11/30/2011
 120        Brucaro                                                                         4,660         12/31/2007
 121        Go Goo Ryeo                                                                     2,516          2/28/2016
 122
 123        Pacific Sun Tanning                                                             2,500          1/31/2012
 124
 125
 126
 127        Ice Berry, Inc                                                                  1,135          8/18/2015
 128        Australian Hat Outlet                                                           1,650          7/31/2011
 129        Mangen Group, Inc.                                                              2,828         10/31/2007
 130        Scottrade, Inc.                                                                 1,972          1/26/2012
 131
 132
 133        Shoelicious                                                                     1,751          3/31/2011
 134        Morelia Dental Inc.                                                             1,785          7/31/2016
 135        Sterling Development, Inc.                                                      1,689          3/31/2012
 136        Krishan Mittal                                                                  2,165         12/31/2007
 137
 138        Blockbuster                                                                     3,973          6/30/2020
 139
 140        Dr. Padideh Shafiei                                                             2,372          6/30/2017
 141
 142        Pinkberry                                                                         550          7/31/2011
 143        Starbucks                                                                       1,720          2/27/2017
 144        Sportshoe DFW                                                                   4,500         11/30/2010
 145        Texas American Title                                                            2,500          8/31/2011
 146
 147        Lifetouch                                                                       5,568          5/31/2008
 148
 149
 150
 151
 152
 153
 154        Quizno's                                                                        1,400          1/31/2009
 155        Acceptance Ins. Agency of Texas, Inc.                                           1,550          1/31/2012
 156        Maui Wowi                                                                       1,500          4/30/2016
 157        Shoe Show                                                                       4,059          3/11/2010
 158
 159
 160
 161        Lawyers Title Insurance Corporation                                             3,685          1/16/2011
 162        Saffron Indian Restaurant                                                       2,800          2/14/2010
 163
 164        Fifth Avenue Cleaners                                                           2,400         11/30/2007
 165
 166
 167
 168        Subcontractor-2                                                                 1,487          1/1/2011
 169        Providence Cleaners                                                             1,540          1/31/2010
 170
 171
 172        Smile Care, PLLC                                                                2,000          7/27/2012
 173
 174        FedEx Kinkos                                                                    2,016         12/31/2011
 175        GameStop                                                                        2,000         10/31/2010
 176
 177        Nail Salon                                                                      1,293          2/25/2011
 178        CitiFinancial Services                                                          1,200          6/30/2011
 179
 180
 181        C'Onelle Salon, Inc.                                                            1,000         12/31/2007
 182        Mike-sell's                                                                    12,000          4/30/2008
 183
 184        Firehouse Subs                                                                  1,500          5/31/2012
 185
 186        National Insurance                                                              1,400          8/31/2008
 187        Pizza Hut                                                                       1,560         12/31/2011
 188        Check Into Cash                                                                 1,080         10/31/2009
 189        Helen's Beauty Shop                                                               875          5/31/2011
 190
 191        Cingular                                                                          340          7/31/2016
 192        Mesquite Grill                                                                  1,560         10/14/2009
 193
 194        Senior Care Plus                                                                1,521         11/30/2010
 195        Great Clips                                                                     1,350          3/31/2011
 196        Dr. William J. Stark, Orthodontist                                              2,203          1/31/2008
 197
 198
 199
 200        Home Team                                                                       1,000           9/1/2009
 201
 202        Albert Fox M.D.                                                                 1,500          5/31/2007
 203
 204        Care Physical Therapy                                                           2,000          4/30/2012
 205        Adams Chiropractic                                                              2,021          9/30/2017
 206
 207        The UPS Store                                                                   1,508          12/1/2008
 208
 209
 210
 211        XXPress Auto                                                                    4,000          1/31/2009
 212        WIC                                                                               885          6/30/2007
 213
 214
 215
 216
 217
 218
Footnotes to Annex A-1

1	MLML – Merrill Lynch Mortgage Lending, Inc., CRF – Countrywide Commercial Real Estate Finance, Inc., KEY – Keybank National Association.

2	With respect to mortgage loan numbers 12, 13, 16, 19, 26, 42, 46, 52, 83, 89, 101 and 202, the UW NCF ($) and UW DSCR (x) for the mortgage loans were calculated using ‘‘as stabilized’’ Cash Flows. ‘‘In Place’’ NCF is $1,691,018, $1,897,451, $1,110,045, $1,312,999, $1,364,516, $940,706, $941,077, $706,792, $454,866, $534,784, $442,683, and $110,576. The ‘‘In Place’’ UW DSCR (x) is 1.17x, 1.10x, 0.84x, 0.87x, 1.00x, 1.08x, 0.95x, 0.92x, 0.97x, 1.22x, 1.14x, and 1.16x.

3	With respect to mortgage loans that are presented as cross-collateralized and cross-defaulted, Cut-Off Date LTV (%), Maturity LTV (%), UW DSCR (x) Original Balance per Unit ($) and Cut-Off Date Balance per Unit ($) were calculated in the aggregate.

4	With respect to mortgage loans with partial interest only periods, Annual P&I Debt Service ($), Monthly P&I Debt Service ($) and UW DSCR (x) are shown after the expiration of the Initial Interest Only Period.

5	With respect to mortgage loans 12, 37, 46, 79, 87 and 172, the Cut-Off Date LTV (%) was calculated using the full loan amount and the ‘‘as stabilized’’ Appraised Value ($). Using the full loan amount and the ‘‘as is’’ value, the Cut-Off Date LTV (%) is 87.7%, 72.1%, 83.3%, 113.6%, 106.1% and 78.4%.

6	With respect to mortgage loans which are Interest-Only for the entire term, the UW DSCR (x) is calculated using the interest-only annual payment.

7	With respect to mortgage loan number 127 only the UW DSCR (x) is calculated after taking into account certain holdbacks, letters of credit or reserve amounts. The ‘‘as-is’’ UW DSCR (x) is 1.01x.

8	With respect to mortgage loans secured by multiple properties, each mortgage loan’s Original Balance ($), Cut-Off Date Balance ($) and Maturity/ARD Balance ($) are allocated to the respective properties based on an allocation determined by Appraised Value ($) or as shown in the related loan documents.

9	The Admin. Fee (%) includes the primary servicing fee, master servicing fee, sub-servicing fee and trustee fees applicable to each mortgage loan.

10	The Net Mortgage Rate (%) is equal to the related Interest Rate (%) less the related Admin. Fee (%).

11	With respect to mortgage loan number 2, the loan was originated in the amount of $1,575,500,000 of which $250,000,000 is included in the trust. The multiple other notes evidencing the loan are expected to be securitized in one or more future securitizations during 2007 or thereafter. Calculations of LTV, DSCR, Original Loan Balance Per Pad and Cut-off Date Loan Balance Per Pad are based on the whole loan amount.

12	With respect to the Farallon Portfolio Loan Floating Rate A Note, not included in the subject trust, the DSCR calculations assume a LIBOR of 6.50% (LIBOR strike price plus 75 basis point spread).

13	With respect to mortgage loan numbers 12, 80, 73, 11, 91, and 208 occupancy includes certain space that is master leased (to an affiliate of the borrower).

14	With respect to the mortgage loan number 4, the Cut-Off Date Principal Balance represents a portion of a loan combination comprised of the mortgage loan and a $60,700,000 subordinate non-trust loan (the ‘‘Peninsula Beverly Hills B-Note’’). Including the Peninsula Beverly Hills B-Note, the Cut-Off Date LTV Ratio is 63.2%, the LTV Ratio at Maturity is 63.2%, the Underwritten DSCR on NOI is 1.62x and the Underwritten DSCR on NCF is 1.40x.

15	With respect to mortgage loan number 11, the loan has an ascending Interest Rate schedule with Interest Rates of 5.11% for the first three loan years, respectively, and a fixed interest rate for the last seven loan years of 5.77%. The DSCR and annual payment account for the 5.77% rate and a 360 month amortization. For purposes of aggregating interest rates in the tables throughout, the 5.11% interest rate was used.

16	With respect to mortgage loan numbers 9, 10, and 57, these loans have multiple funding dates. Gray Apartment Portfolio is comprised of two crossed loans, numbers 9 and 10. For Gray Apartment Portfolio a blended rate based off the full loan amount was used to calculate the DSCR of 1.26(x) and the P&I Debt Service of $2,234,805.00 respectfully. For mortgage loan number 57 the DSCR (x) and P&I Debt Service is as follows, DSCR 1.33(x) and P&I Debt Service $786,829.80.

17	With respect to mortgage loan numbers 6, 87 and 88, these properties are occupied by a majority of students.

18	With respect to mortgage loan numbers 191, 198, 210, and 213, the interest rate presented in the annex and tables throughout represent the interest rate for the first 10 years of the loan term. On the 120th payment, this loan converts from a fixed rate loan to a floating rate loan. During the floating rate period, the loan documents require that the interest rate be at least as high as the related fixed rate specified in this prospectus supplement.

19	With respect to mortgage loan number 48, there is a leasehold estate in the air rights parcel in which the Hotel sits and subleasehold estate in the parking garage.

20	With respect to mortgage loan number 53, during the first 24 months the borrower can only partially prepay an amount which would release the Arlington Property prior to the Lockout Expiration date.

21	With respect to mortgage loan number 213, this loan is an Interest Only Fully Amortizing loan, where the interest only payments are for the first 36 payments and the amortizing term begins after the 36th IO period. The P and I payments and DSCR are based on the 324 amortization term.

22	With respect to mortgage loan number 7, the mortgage loan is part of a loan combination. The loan combination is comprised of $80,000,000 of total debt which consists of the trust mortgage asset ($33,000,000 Pari-Passu A-2 note and $7,000,000 Pari-Passu B-2 note), a $33,000,000 Pari-Passu A-1 note (which has previously been securitized as part of ML-CFC Commercial Mortgage Trust 2007-7) and $7,000,000 Pari-Passu B-1 note. The following calculations are based on the $79,926,997 total debt: UW DSCR is 1.24x, Cut-Off LTV is 79.3%, Maturity LTV is 66.9% Original Balance per square foot is $333.68 and Cutoff Balance per square foot is $333.07. When based on collateral included in the mortgage trust asset ($40,000,000 total), calculations are: UW DSCR is 2.47x, Cut-Off is LTV 39.7%, Maturity LTV is 33.5%, Original Balance per square foot is $166.84 and Cut-Off Balance per square foot $166.35.

23	With respect to mortgage loan number 130 the Cut-Off Date LTV (89.2%) was calculated using the full loan amount and the ‘‘as is’’ Appraised Value ($3,700,000). Using the full loan amount and the ‘‘as stabilized’’ value ($4,150,000), the Cut-Off Date LTV is 79.5% and the maturity LTV is 71.4%.

24	With respect to mortgage loan number 6, per the Replacement Reserve and Security Agreement, commencing on the monthly payment date in May of 2009, borrower shall pay lender the sum of $7,583.00 per month until the cap escrow amount of $273,000.00 is met or exceeded.

25	With respect to mortgage loan number 140, per the TI/LC Escrow and Security Agreement, commencing on the Monthly Payment Date occurring on August 1, 2008 borrower shall deposit $2,000.00 into the escrow account per month until the aggregate amount equals or exceeds $48,000.00.

26	The Farallon Portfolio Loan Combination was originated in the amount of $1,575,500,000 of which $250,000,000 is included in the trust. The Farallon Portfolio Loan is evidenced by eight (8) interest only promissory notes totaling $200,000,000 with original terms to maturity of 84 months and two (2) interest only promissory notes totaling $50,000,000 with original terms to maturity of 120 months.

27	See ‘‘Annex C Preliminary Structural and Collateral Term Sheet - The Farallon Portfolio.’’

ANNEX A-1 (YM Footnotes)

YIELD MAINTENANCE FORMULAS

A.	Mortgage loans 2 and 62 provides for a prepayment premium that is equal to the sum of (i) all amounts incurred by lender in connection with the enforcement of its rights under the note, the security instrument, this agreement or any of the other loan documents, (ii) any amounts incurred by lender to protect the property or the lien or security created by the loan documents, or for taxes, assessments or insurance premiums as provided in the loan documents, and (iii) the greater of (a) 1% of the outstanding principal amount of the loan and (b) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which borrower would otherwise be required to pay under the note and this agreement during the original term hereof absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a ‘‘mortgage equivalent basis’’ pursuant to the standards and practices of the securities industry association), on the date of such prepayment, of the United States treasury security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (y) the outstanding principal amount on the date of such prepayment.

B.	Mortgage loans 4, 31, 39, 45, 53, 56, 70, 77, 84, 90, 102, 109, 117, 119, 122, 124, 131, 132, 137, 147, 150, 151, 152, 158, 160, 163, 165, 166, 167, 171, 173, 183, 184, 191, 193, 195, 199, 200, 201, 207, 208, 209, 212, 213, 214, 215, 217, and 218 allow for prepayment with yield maintenance that is equal to the greater of (i) a minimum fee as described in Annex A-1 for the related loan and (ii) amount equal to the product obtained by multiplying: (A) amount of Principal Indebtedness (‘‘PI’’) being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate (‘‘AYR’’) from Adjusted Interest Rate (‘‘AIR’’), by (C) present value factor calculated using formula: (1 - (1 + r/12)†-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and maturity date, multiplied by 12/365.25. ‘‘AIR’’ means Interest Rate multiplied by 365.25/360. ‘‘AYR’’ means product of formula: (((1+Reference Treasury Yield/2)†(1/6)) - 1) multiplied by 12. ‘‘Reference Treasury Yield’’ generally means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

C.	Mortgage loans 3, 14, 22, 27, 41, 59, 64, 82, 85, 92, 98, 114, 118, 140, 144, 146, and 157 provide for a prepay premium that is equal to the greater of (A) a minimum fee as described in the Annex A-1 for the related loan or (B) the Yield Maintenance Amount. ‘‘Yield Maintenance Amount’’ shall mean an amount equal to the present value, as of the date such prepayment or proceeds are received, of the remaining scheduled payments of principal and interest from the date such payment or proceeds are received through the originally scheduled maturity date (including any balloon payment), determined by discounting such payments at the Discount Rate (as hereinafter defined), less the amount of principal being repaid. ‘‘Discount Rate’’ shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. ‘‘Treasury Rate’’ shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15 – Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the date such payment or proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the maturity date. (If Release H.15 is no longer published, lender shall select a comparable publication to determine the Treasury Rate.)

D.	Mortgage Loan 8 provides for a prepayment premium calculated as follows:

The product (‘‘Yield Maintenance’’) is obtained by multiplying:

(A)	the portion of the Loan being prepaid, times;

(B)	the difference obtained by subtracting (I) the Yield Rate from (II) the Note Rate, times;

(C)	the present value factor calculated using the following formula:

1-(1+r)-n
r

r = Yield Rate

n = the number of years and any fraction thereof, remaining between the date the prepayment is made and the date that is six months prior to the Maturity Date.

As used herein, ‘‘Yield Rate’’ means the yield rate on the U.S. Treasury Security with a maturity date closest to, but earlier than, the date that is six months prior the Maturity Date, as reported by the yield reported in The Wall Street Journal on the fifth Business Day preceding the Prepayment Calculation. If the yield to maturity is not so published for such U.S. Treasury Security in The Wall Street Journal, or if the yield shall not be ascertainable from that publication, then the Yield Rate shall be 50 basis points over the Treasury Constant Maturity Series yields reported, as of the fifth Business Day preceding the Prepayment Calculation Date, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the date that is six (6) months prior to the Maturity Date. If no such publication (or comparable successor publication) can be found, then the Lender will use its reasonable discretion in interpolating between current issue non-callable ‘‘on-the-run’’ U.S. Treasury securities with maturities nearest to the date that is six (6) months prior to the Maturity Date, in accordance with generally accepted practices of linear interpolation.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-2

          CERTAIN STATISTICAL INFORMATION REGARDING THE MORTGAGE LOANS

                                     A-2-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              Annex A-2 (All Loans)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
MORTGAGE LOAN SELLER           LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

CRF                             165        1,136,902,105      46.7%    5.9866         113          1.37        69.4         63.9
MLML                             21          874,784,080      35.9%    6.1096         111          1.34        76.0         72.1
Key                              32          423,678,518      17.4%    5.7325         116          1.37        68.6         64.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGED   DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PROPERTY TYPE                PROPERTIES    BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily                     408        1,057,175,674      43.4%    6.0034         108          1.30        76.0         71.9
  Multifamily                   128          758,965,534      31.2%    5.8406         115          1.23        75.0         69.3
  Manufactured Housing          280          298,210,139      12.2%    6.4177          90          1.48        78.7         78.4
Retail                          151          628,459,626      25.8%    5.9569         118          1.29        72.0         67.1
  Anchored                       29          341,827,984      14.0%    5.8159         118          1.30        72.7         69.6
  Unanchored                     48          189,598,065       7.8%    6.0195         119          1.27        69.2         62.7
  Convenience Store              62           39,926,997       1.6%    6.7700         118          1.24        79.3         66.9
  Shadow Anchored                 7           30,433,581       1.2%    6.0969         119          1.27        68.4         61.0
  Single Tenant                   5           26,673,000       1.1%    5.9427         117          1.32        76.0         74.6
Office                           35          269,573,155      11.1%    5.7959         115          1.37        69.4         65.0
Hospitality                      10          192,020,082       7.9%    6.1882         104          1.91        55.1         50.1
Self Storage                     34          154,017,053       6.3%    5.9314         120          1.41        68.5         60.3
Industrial                       14           87,067,565       3.6%    6.1432         116          1.27        72.1         67.1
Mixed Use                        10           42,081,549       1.7%    6.2020         134          1.23        58.2         50.4
Land                              2            4,970,000       0.2%    5.8306         119          1.21        64.8         58.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         664      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

                              Annex A-2 (All Loans)

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGED   DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PROPERTY STATE/LOCATION      PROPERTIES    BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                       61          431,846,443      17.7%    5.9593         110          1.57        59.2         56.6
  Southern                       51          339,808,043      14.0%    6.0577         112          1.61        58.4         55.3
  Northern                       10           92,038,401       3.8%    5.5958         103          1.42        62.1         61.0
Texas                            84          249,172,695      10.2%    5.9038         112          1.36        72.6         66.9
Florida                          49          231,413,829       9.5%    5.9478         107          1.30        76.8         73.0
Georgia                         102          212,450,232       8.7%    6.1172         115          1.28        77.3         71.5
Ohio                             22          107,608,147       4.4%    5.8441         118          1.21        75.8         69.8
New York                         29           95,895,332       3.9%    6.0342         121          1.33        69.1         62.4
Nevada                           10           80,945,608       3.3%    5.7412         119          1.35        67.8         64.1
Virginia                          8           76,995,449       3.2%    6.0532         119          1.22        73.1         68.1
North Carolina                   21           75,400,812       3.1%    6.1268         115          1.25        78.1         72.3
Missouri                         14           72,107,905       3.0%    5.7922         117          1.43        72.2         67.6
Maryland                          2           65,635,903       2.7%    5.7015         117          1.17        72.9         62.1
Kansas                           36           65,337,909       2.7%    5.8953         113          1.38        75.8         71.0
Colorado                         20           62,873,564       2.6%    6.2039         108          1.37        78.1         75.2
Indiana                          17           60,699,174       2.5%    5.9825         115          1.23        78.9         75.2
Louisiana                         5           50,133,125       2.1%    6.1333         119          1.25        76.5         67.6
Utah                             22           42,099,468       1.7%    6.2226         101          1.49        76.2         76.2
South Carolina                    9           41,688,580       1.7%    6.0013          85          1.27        79.0         75.9
Illinois                         15           41,501,565       1.7%    6.2989         115          1.27        69.1         59.7
Pennsylvania                     27           41,476,381       1.7%    6.1549         112          1.42        75.3         69.1
Minnesota                         3           39,900,000       1.6%    5.6740          95          1.29        76.2         74.6
Maine                             3           39,490,276       1.6%    6.0833         117          1.33        76.6         72.0
Kentucky                          6           38,310,000       1.6%    5.9627         118          1.19        78.6         73.4
Washington                        9           30,977,326       1.3%    6.0553         129          1.43        54.9         52.0
Alabama                           6           28,430,081       1.2%    6.1552         140          1.18        68.2         61.0
Arizona                           6           28,429,646       1.2%    5.8542         119          1.31        71.1         63.3
Oklahoma                         20           23,231,077       1.0%    6.2035         111          1.44        74.2         66.1
Iowa                             14           13,266,265       0.5%    6.5111          91          1.50        79.7         79.7
New Mexico                        5           10,933,288       0.4%    6.2853         109          1.30        76.6         71.5
New Hampshire                     1            9,250,000       0.4%    6.1670         120          1.32        60.9         51.9
Idaho                             3            9,140,679       0.4%    5.9032         114          1.34        80.0         80.0
Massachusetts                     2            8,209,778       0.3%    5.7740         119          1.48        66.9         56.5
Michigan                          4            7,317,169       0.3%    6.1024         107          1.31        79.2         76.0
Wisconsin                         1            6,940,000       0.3%    6.1100         118          1.15        79.1         74.1
Wyoming                          13            6,500,793       0.3%    6.5111          91          1.50        79.7         79.7
New Jersey                        1            6,494,781       0.3%    6.1200          59          2.12        41.9         39.3
Mississippi                       1            4,840,000       0.2%    6.0800         119          1.20        80.0         72.4
Oregon                            1            4,654,905       0.2%    5.7740         119          1.48        66.9         56.5
South Dakota                      1            4,650,000       0.2%    5.6800         117          1.24        77.8         68.4
Tennessee                         4            3,165,609       0.1%    6.3755         102          1.41        74.0         70.0
Arkansas                          4            2,619,901       0.1%    6.3179         103          1.47        77.6         70.5
North Dakota                      2            2,155,506       0.1%    6.5111          91          1.50        79.7         79.7
Nebraska                          1            1,175,500       0.0%    6.5111          91          1.50        79.7         79.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         664      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

                              Annex A-2 (All Loans)

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PRINCIPAL BALANCES ($)         LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     494,011 - 1,999,999         39           53,259,017       2.2%    6.0640         134          1.37        62.0         55.4
   2,000,000 - 3,999,999         61          170,925,929       7.0%    6.0101         118          1.31        68.1         61.3
   4,000,000 - 4,999,999         13           58,559,834       2.4%    6.0837         123          1.26        68.3         61.3
   5,000,000 - 5,999,999         14           76,066,315       3.1%    6.0382         123          1.23        71.4         66.6
   6,000,000 - 6,999,999         14           90,491,919       3.7%    5.9219         114          1.32        69.7         62.6
   7,000,000 - 7,999,999          2           14,250,000       0.6%    6.0462         119          1.20        73.3         65.6
   8,000,000 - 9,999,999         13          115,033,172       4.7%    5.9201         109          1.31        72.0         67.1
  10,000,000 - 12,999,999        16          179,110,276       7.4%    6.0485         115          1.35        71.3         64.5
  13,000,000 - 19,999,999        27          443,571,261      18.2%    5.9693         116          1.30        72.4         68.8
  20,000,000 - 49,999,999        13          338,126,997      13.9%    5.8508         112          1.31        71.5         67.0
  50,000,000 - 99,999,999         4          310,969,984      12.8%    5.8519         110          1.68        61.3         55.2
 100,000,000 - 335,000,000        2          585,000,000      24.0%    6.1219         107          1.32        79.2         76.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              $494,011
Maximum:              $335,000,000
Average:              $11,171,398

MORTGAGE RATES (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF                     MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
MORTGAGE RATES (%)             LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     5.1100 - 5.4999              3           72,900,000       3.0%    5.2836         100          1.30        62.4         60.4
     5.5000 - 5.5999              9          117,482,000       4.8%    5.5372         119          1.43        66.7         65.2
     5.6000 - 5.6999             26          255,049,214      10.5%    5.6572         113          1.31        73.7         68.6
     5.7000 - 5.7999             23          332,324,598      13.6%    5.7490         118          1.38        70.8         64.4
     5.8000 - 5.8999             30          550,710,815      22.6%    5.8405         117          1.23        76.4         71.6
     5.9000 - 5.9999             21          140,011,102       5.7%    5.9443         108          1.29        72.7         67.5
     6.0000 - 6.2499             55          355,156,623      14.6%    6.1524         113          1.57        61.1         55.9
     6.2500 - 6.4999             40          330,370,671      13.6%    6.3807         119          1.32        72.2         66.5
     6.5000 - 6.8100             12          281,359,681      11.6%    6.5700          94          1.43        78.2         75.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         219      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              5.1100
Maximum:              6.8100
Weighted Average:     5.9865

(1) For the purpose of the Mortgage Rates (%) table, the Farallon Portfolio Loan was treated as two separate mortgage loans with original principal balances of
$200,000,000 and $50,000,000, respectively, and with loan maturities of 7 years and 10 years, respectively.

                              Annex A-2 (All Loans)

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF DEBT SERVICE        MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
COVERAGE RATIOS (X)            LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     1.11 - 1.19                 41          668,386,972      27.4%    5.8664         119          1.17        75.8         69.6
     1.20 - 1.24                 77          482,513,837      19.8%    6.0767         119          1.21        74.1         67.0
     1.25 - 1.29                 22          177,059,682       7.3%    5.9732         111          1.27        72.9         68.5
     1.30 - 1.34                 14          116,606,697       4.8%    5.8590         110          1.31        71.6         66.9
     1.35 - 1.39                 23          176,570,840       7.3%    5.9259         103          1.37        67.9         64.0
     1.40 - 1.44                 13          170,653,983       7.0%    5.9065         117          1.43        69.8         65.1
     1.45 - 1.49                  8          176,371,601       7.2%    5.7039         121          1.47        67.9         63.0
     1.50 - 1.74                 11          345,950,406      14.2%    6.3240          99          1.53        74.9         74.3
     1.75 - 1.99                  3           28,155,389       1.2%    5.7570         118          1.84        59.8         58.8
     2.00 - 3.06                  6           93,095,296       3.8%    6.1800          85          2.52        36.0         35.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              1.11x
Maximum:              3.06x
Weighted Average:     1.36x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
LOAN-TO-VALUE RATIOS (%)       LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     24.20 - 50.00               13          111,320,175       4.6%    6.1729          97          2.36        37.3         36.6
     50.01 - 60.00               32          126,793,151       5.2%    5.8072         107          1.36        55.3         51.2
     60.01 - 65.00               26          270,967,046      11.1%    5.9205         122          1.41        62.8         58.8
     65.01 - 70.00               25          205,337,523       8.4%    5.9669         119          1.35        67.2         58.8
     70.01 - 75.00               52          503,468,354      20.7%    5.8820         117          1.31        72.5         65.9
     75.01 - 77.50               26          197,663,373       8.1%    5.9962         119          1.20        76.4         69.7
     77.51 - 80.00               39          974,345,081      40.0%    6.0657         108          1.29        79.3         75.7
     80.01 - 89.20                5           45,470,000       1.9%    5.9319         115          1.21        81.0         76.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              24.2
Maximum:              89.2
Weighted Average:     71.6

                              Annex A-2 (All Loans)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF MATURITY DATE       MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
OR ARD LTV RATIOS (%)          LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

      Fully Amortizing            7           17,278,958       0.7%    6.0670         225          1.27        56.6          NAP
    18.90 - 40.00                 7           95,106,862       3.9%    6.1826          86          2.49        36.2         35.3
    40.01 - 49.99                27           77,253,151       3.2%    6.0919         117          1.31        55.5         46.5
    50.00 - 60.00                40          334,330,620      13.7%    5.9325         115          1.37        62.7         55.9
    60.01 - 62.50                19          215,858,382       8.9%    5.9991         119          1.38        68.2         60.9
    62.51 - 65.00                21          141,811,433       5.8%    5.7343         119          1.34        68.7         64.2
    65.01 - 67.50                25          308,772,171      12.7%    5.9181         117          1.31        73.9         66.4
    67.51 - 70.00                15           91,027,000       3.7%    6.0174         119          1.23        74.6         68.6
    70.01 - 75.00                39          696,741,127      28.6%    5.9070         117          1.21        77.9         73.0
    75.01 - 80.10                18          457,185,000      18.8%    6.1980          96          1.41        79.8         79.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              18.9
Maximum:              80.1
Weighted Average:     66.9

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF REMAINING           MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
TERMS TO MATURITY (MOS.)       LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

       54 - 60                    7           54,299,781       2.2%    5.9985          56          1.41        72.9         72.4
       61 - 84                    5          349,300,000      14.3%    6.2552          84          1.71        66.9         66.9
       85 - 121                 200        2,014,485,964      82.7%    5.9389         118          1.30        72.6         66.8
      122 - 358                   7           17,278,958       0.7%    6.0670         225          1.27        56.6          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         219      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              54 mos.
Maximum:              358 mos.
Weighted Average:     113 mos.

(1) For the purpose of the Remaining Terms to Maturity or Anticipated Repayment
Date table, the Farallon Portfolio Loan was treated as two separate mortgage loans with original principal balances of $200,000,000 and $50,000,000, respectively, and with loan maturities of 7 years and 10 years, respectively.

                              Annex A-2 (All Loans)

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF REMAINING STATED    MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
AMORTIZATION TERMS (MOS.)      LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

       Interest Only             39          759,100,000      31.2%    6.0589          99          1.57        69.6         69.6
      177 - 240                   5           24,929,630       1.0%    6.0673         149          1.22        59.0         38.4
      241 - 300                   6           26,469,138       1.1%    6.1563         126          1.36        61.5         50.3
      301 - 360                 147        1,415,816,878      58.1%    5.9639         118          1.27        72.7         65.6
      361 - 420                  21          209,049,057       8.6%    5.8461         118          1.19        74.5         69.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

Minimum:              177 mos.
Maximum:              420 mos.
Weighted Average:     363 mos.

                              Annex A-2 (All Loans)

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF       MORTGAGE   WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGE    DATE PRINCIPAL      POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
AMORTIZATION TYPES             LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                       89        1,166,214,896      47.9%    5.8940         118          1.24        74.5         68.9
Interest Only                    39          759,100,000      31.2%    6.0589          99          1.57        69.6         69.6
Balloon                          77          381,577,660      15.7%    6.1544         117          1.31        68.9         58.3
ARD                               5          101,293,190       4.2%    5.8678         119          1.42        66.7         56.5
Fully Amortizing                  7           17,278,958       0.7%    6.0670         225          1.27        56.6          NAP
Partial IO-ARD                    1            9,900,000       0.4%    5.9500         120          1.15        71.7         63.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         218      $ 2,435,364,704     100.0%    5.9865         113          1.36X       71.6         66.9
====================================================================================================================================

ESCROW TYPES

----------------------------------------------------------------------------------------
                                                     AGGREGATE CUT-OFF     % OF INITIAL
                                     NUMBER OF        DATE PRINCIPAL       MORTGAGE POOL
ESCROW TYPES                       MORTGAGE LOANS       BALANCE ($)           BALANCE
----------------------------------------------------------------------------------------

Real Estate Tax                         170            2,009,919,390           82.5%
Insurance                               159            1,809,608,605           74.3%
Replacement Reserves                    140            1,812,474,660           74.4%
TI/LC Reserves                           74              547,527,501           53.3%
----------------------------------------------------------------------------------------

LOCKBOX TYPES

----------------------------------------------------------------------------------------

                                                     AGGREGATE CUT-OFF     % OF INITIAL
                                     NUMBER OF        DATE PRINCIPAL       MORTGAGE POOL
LOCKBOX TYPES                      MORTGAGE LOANS       BALANCE ($)           BALANCE
----------------------------------------------------------------------------------------

Hard                                     33             990,012,231           40.7%
Soft                                      7             167,354,080            6.9%
None at Closing, Springing Hard          11             156,783,890            6.4%
None at Closing, Springing Soft           6              55,240,984            2.3%
Soft at Closing, Springing Hard           2              17,080,000            0.7%
----------------------------------------------------------------------------------------

                            Annex A-2 (Loan Group 1)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
MORTGAGE LOAN SELLER           LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

CRF                             117          788,451,077      56.3%    6.0378         115          1.41        67.6         61.8
Key                              27          346,358,373      24.7%    5.7198         117          1.39        68.3         65.2
MLML                             18          266,784,080      19.0%    6.1192         119          1.36        70.3         64.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGED   DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PROPERTY TYPE                PROPERTIES    BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail                          151          628,459,626      44.8%    5.9569         118          1.29        72.0         67.1
  Anchored                       29          341,827,984      24.4%    5.8159         118          1.30        72.7         69.6
  Unanchored                     48          189,598,065      13.5%    6.0195         119          1.27        69.2         62.7
  Convenience Store              62           39,926,997       2.8%    6.7700         118          1.24        79.3         66.9
  Shadow Anchored                 7           30,433,581       2.2%    6.0969         119          1.27        68.4         61.0
  Single Tenant                   5           26,673,000       1.9%    5.9427         117          1.32        76.0         74.6
Office                           35          269,573,155      19.2%    5.7959         115          1.37        69.4         65.0
Hospitality                      10          192,020,082      13.7%    6.1882         104          1.91        55.1         50.1
Self Storage                     34          154,017,053      11.0%    5.9314         120          1.41        68.5         60.3
Industrial                       14           87,067,565       6.2%    6.1432         116          1.27        72.1         67.1
Mixed Use                        10           42,081,549       3.0%    6.2020         134          1.23        58.2         50.4
Multifamily                       3           23,404,500       1.7%    6.0379         120          1.22        66.8         60.0
Land                              2            4,970,000       0.4%    5.8306         119          1.21        64.8         58.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         259      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

                            Annex A-2 (Loan Group 1)
PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGED   DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PROPERTY STATE/LOCATION      PROPERTIES    BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                       46          388,524,033      27.7%    5.9729         109          1.60        58.2         55.6
 Southern                        38          300,881,213      21.5%    6.0904         111          1.65        57.2         54.1
 Northern                         8           87,642,820       6.3%    5.5696         103          1.43        61.5         60.7
Georgia                          72          131,387,420       9.4%    6.1583         119          1.28        76.1         69.0
Texas                            25           92,165,547       6.6%    5.9648         118          1.34        71.2         62.8
Nevada                            9           75,759,458       5.4%    5.6955         119          1.36        67.9         64.6
Virginia                          7           70,900,000       5.1%    6.0242         119          1.22        74.1         69.4
Missouri                          5           67,510,000       4.8%    5.7433         119          1.42        71.7         66.8
North Carolina                   10           59,417,696       4.2%    6.0591         119          1.22        78.9         72.5
Kansas                            7           52,250,000       3.7%    5.7411         118          1.35        74.9         68.9
New York                          9           51,462,340       3.7%    6.1503         117          1.35        65.1         56.5
Ohio                              4           42,178,147       3.0%    5.8672         118          1.24        71.2         64.5
Colorado                          2           39,600,000       2.8%    6.0233         119          1.29        77.1         72.6
Maine                             3           39,490,276       2.8%    6.0833         117          1.33        76.6         72.0
Louisiana                         4           34,661,864       2.5%    6.2196         120          1.27        76.2         68.5
Florida                           6           31,739,788       2.3%    5.7068         111          1.51        65.6         61.0
Alabama                           6           28,430,081       2.0%    6.1552         140          1.18        68.2         61.0
Arizona                           6           28,429,646       2.0%    5.8542         119          1.31        71.1         63.3
Illinois                          6           22,364,046       1.6%    6.2050         119          1.25        64.8         53.5
Washington                        4           21,742,245       1.6%    6.1262         134          1.36        57.6         55.8
Oklahoma                          7           17,475,443       1.2%    6.1022         118          1.42        72.3         61.7
Utah                              3           16,175,000       1.2%    5.7604         117          1.48        70.6         70.6
Pennsylvania                      2           15,212,174       1.1%    6.3112         120          1.64        69.8         59.8
Minnesota                         2           14,900,000       1.1%    5.6472         117          1.27        71.7         67.4
New Hampshire                     1            9,250,000       0.7%    6.1670         120          1.32        60.9         51.9
Idaho                             1            8,280,000       0.6%    5.8400         116          1.32        80.0         80.0
Massachusetts                     2            8,209,778       0.6%    5.7740         119          1.48        66.9         56.5
Wisconsin                         1            6,940,000       0.5%    6.1100         118          1.15        79.1         74.1
South Carolina                    2            5,575,000       0.4%    5.9642         119          1.28        74.8         65.0
Mississippi                       1            4,840,000       0.3%    6.0800         119          1.20        80.0         72.4
Oregon                            1            4,654,905       0.3%    5.7740         119          1.48        66.9         56.5
South Dakota                      1            4,650,000       0.3%    5.6800         117          1.24        77.8         68.4
New Mexico                        1            3,000,000       0.2%    5.8900         118          1.19        74.8         66.1
Indiana                           1            2,000,000       0.1%    5.9000         118          1.37        72.7         65.6
Tennessee                         1            1,296,678       0.1%    6.1800         117          1.28        65.7         56.1
Arkansas                          1            1,121,964       0.1%    6.0600         118          1.43        74.8         58.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         259      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

                            Annex A-2 (Loan Group 1)

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PRINCIPAL BALANCES ($)         LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    898,482 - 2,999,999          59          125,625,131       9.0%    6.0819         122          1.35        65.1         58.1
  3,000,000 - 3,999,999          18           61,666,343       4.4%    5.9716         115          1.24        72.8         66.0
  4,000,000 - 4,999,999          11           49,569,834       3.5%    6.0859         124          1.26        66.7         59.8
  5,000,000 - 5,999,999           9           49,392,000       3.5%    5.8946         125          1.26        70.0         66.6
  6,000,000 - 6,999,999          10           64,956,528       4.6%    5.8056         118          1.26        73.4         66.4
  7,000,000 - 7,999,999           2           14,250,000       1.0%    6.0462         119          1.20        73.3         65.6
  8,000,000 - 9,999,999           8           71,567,340       5.1%    5.8817         117          1.32        70.3         65.5
 10,000,000 - 14,999,999         20          244,800,276      17.5%    6.0695         119          1.34        71.2         64.7
 15,000,000 - 19,999,999         14          251,005,000      17.9%    5.9787         119          1.30        70.9         68.1
 20,000,000 - 49,999,999          8          214,626,997      15.3%    5.9675         113          1.31        70.9         65.9
 50,000,000 - 99,900,000          3          254,134,080      18.1%    5.8925         108          1.79        59.0         54.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             $898,482
Maximum:             $99,900,000
Average:             $8,651,812

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF                     MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
MORTGAGE RATES (%)             LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   5.2900 - 5.4999                2           42,900,000       3.1%    5.4050          88          1.42        56.6         56.6
   5.5000 - 5.5999                8          114,782,000       8.2%    5.5381         119          1.43        67.1         65.5
   5.6000 - 5.6999               13          100,837,549       7.2%    5.6418         118          1.32        78.1         74.3
   5.7000 - 5.7999               20          317,600,290      22.7%    5.7496         118          1.38        70.8         64.3
   5.8000 - 5.8999               24          165,847,940      11.8%    5.8553         119          1.31        71.2         68.0
   5.9000 - 5.9999               14           68,434,841       4.9%    5.9598         120          1.26        67.5         61.9
   6.0000 - 6.2499               41          277,665,589      19.8%    6.1563         111          1.64        58.4         52.9
   6.2500 - 6.4999               30          237,461,806      16.9%    6.3741         120          1.29        71.1         64.3
   6.5000 - 6.8100               10           76,063,515       5.4%    6.6995         119          1.26        74.5         64.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             5.2900
Maximum:             6.8100
Weighted Average:    5.9747

                            Annex A-2 (Loan Group 1)

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF DEBT SERVICE        MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
COVERAGE RATIOS (X)            LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    1.13 - 1.19                  23          202,938,524      14.5%    6.0503         121          1.16        73.6         67.7
    1.20 - 1.24                  62          374,512,627      26.7%    6.0878         119          1.21        73.8         66.4
    1.25 - 1.29                  16          111,421,206       7.9%    5.9915         118          1.27        71.2         67.6
    1.30 - 1.34                  11           60,956,697       4.3%    5.9703         118          1.32        68.2         62.5
    1.35 - 1.44                  28          305,630,874      21.8%    5.9111         115          1.40        68.1         63.4
    1.45 - 1.49                   8          176,371,601      12.6%    5.7039         121          1.47        67.9         63.0
    1.50 - 1.59                   2           27,962,340       2.0%    5.7496         115          1.53        60.9         54.3
    1.60 - 1.79                   5           29,038,065       2.1%    6.0307         125          1.66        62.4         59.7
    1.80 - 2.99                   7          112,761,596       8.0%    6.0860          94          2.36        41.8         41.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             1.13x
Maximum:             2.99x
Weighted Average:    1.40x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
LOAN-TO-VALUE RATIOS (%)       LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    24.20 - 50.00                10          101,833,678       7.3%    6.1856          96          2.37        37.2         36.7
    50.01 - 60.00                22          112,175,249       8.0%    5.8092         106          1.37        55.3         51.2
    60.01 - 65.00                20          236,271,659      16.9%    5.9274         120          1.39        63.0         58.9
    65.01 - 70.00                19          163,310,633      11.7%    5.9627         119          1.36        67.0         58.1
    70.01 - 75.00                40          328,022,993      23.4%    5.9641         119          1.35        72.5         66.5
    75.01 - 77.50                23          172,027,112      12.3%    5.9818         119          1.20        76.3         70.1
    77.51 - 89.20                28          287,952,207      20.5%    6.0179         118          1.25        79.7         74.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             24.2
Maximum:             89.2
Weighted Average:    68.3

                            Annex A-2 (Loan Group 1)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF MATURITY DATE       MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
OR ARD LTV RATIOS (%)          LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    Fully Amortizing              4           14,035,905       1.0%    6.0262         194          1.28        55.3          NAP
    18.90 - 50.00                25          155,903,022      11.1%    6.1641         100          1.98        44.7         40.3
    50.01 - 55.00                11          101,086,659       7.2%    5.7975         106          1.39        58.4         53.3
    55.01 - 60.00                19          202,419,329      14.4%    5.9676         119          1.38        64.7         57.2
    60.01 - 62.50                14          118,189,187       8.4%    6.1960         119          1.44        67.6         61.2
    62.51 - 65.00                19          116,865,267       8.3%    5.7088         119          1.36        68.6         64.4
    65.01 - 67.50                18          215,858,035      15.4%    6.0494         119          1.35        73.9         66.5
    67.51 - 70.00                12           77,037,000       5.5%    6.0035         119          1.23        74.3         68.5
    70.01 - 75.00                29          273,589,127      19.5%    5.9655         118          1.22        77.1         72.5
    75.01 - 80.10                11          126,610,000       9.0%    5.8024         117          1.29        80.1         78.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             18.9
Maximum:             80.1
Weighted Average:    63.0

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF REMAINING           MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
TERMS TO MATURITY (MOS.)       LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

      58 - 84                     3          119,200,000       8.5%    5.9642          83          2.14        42.3         42.2
      85 - 114                    1            8,962,340       0.6%    5.7700         105          1.55        59.7         47.9
     115 - 121                  154        1,259,395,285      89.9%    5.9766         119          1.33        70.9         65.1
     122 - 298                    4           14,035,905       1.0%    6.0262         194          1.28        55.3          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             58 mos.
Maximum:             298 mos.
Weighted Average:    116 mos.

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF REMAINING STATED    MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
AMORTIZATION TERMS (MOS.)      LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     Interest Only               24          373,095,000      26.6%    5.8292         107          1.67        61.4         61.4
       177 - 240                  5           24,929,630       1.8%    6.0673         149          1.22        59.0         38.4
       241 - 300                  6           26,469,138       1.9%    6.1563         126          1.36        61.5         50.3
       301 - 360                109          831,750,705      59.3%    6.0301         119          1.32        70.7         63.3
       361 - 420                 18          145,349,057      10.4%    5.9817         119          1.20        74.8         70.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

Minimum:             177 mos.
Maximum:             420 mos.
Weighted Average:    362 mos.

                            Annex A-2 (Loan Group 1)

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGE    DATE PRINCIPAL    GROUP 1    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
AMORTIZATION TYPES             LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                       72          652,202,896      46.5%    5.9563         119          1.27        72.3         66.8
Interest Only                    24          373,095,000      26.6%    5.8292         107          1.67        61.4         61.4
Balloon                          56          251,066,539      17.9%    6.2798         118          1.32        69.1         58.3
ARD                               5          101,293,190       7.2%    5.8678         119          1.42        66.7         56.5
Fully Amortizing                  4           14,035,905       1.0%    6.0262         194          1.28        55.3          NAP
Partial IO-ARD                    1            9,900,000       0.7%    5.9500         120          1.15        71.7         63.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         162      $ 1,401,593,530     100.0%    5.9747         116          1.40X       68.3         63.0
====================================================================================================================================

ESCROW TYPES

------------------------------------------------------------------------------------------
                                                      AGGREGATE CUT-OFF       % OF INITIAL
                                      NUMBER OF         DATE PRINCIPAL        LOAN GROUP 1
ESCROW TYPES                        MORTGAGE LOANS       BALANCE ($)            BALANCE
------------------------------------------------------------------------------------------

Real Estate Tax                          127            1,072,305,796            76.5%
Insurance                                118              892,289,793            63.7%
Replacement Reserves                     108              932,268,848            66.5%
TI/LC Reserves                            74              547,527,501            53.3%
------------------------------------------------------------------------------------------

LOCKBOX TYPES

------------------------------------------------------------------------------------------
                                                      AGGREGATE CUT-OFF       % OF INITIAL
                                      NUMBER OF         DATE PRINCIPAL        LOAN GROUP 1
LOCKBOX TYPES                       MORTGAGE LOANS       BALANCE ($)            BALANCE
------------------------------------------------------------------------------------------

Hard                                      31             405,012,231             28.9%
None at Closing, Springing Hard           11             156,783,890             11.2%
Soft                                       1              74,934,080              5.3%
None at Closing, Springing Soft            6              55,240,984              3.9%
Soft at Closing, Springing Hard            2              17,080,000              1.2%
------------------------------------------------------------------------------------------

                            Annex A-2 (Loan Group 2)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
MORTGAGE LOAN SELLER           LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

MLML                              3          608,000,000      58.8%    6.1053         107          1.33        78.5         75.6
CRF                              48          348,451,029      33.7%    5.8708         108          1.27        73.5         68.6
Key                               5           77,320,145       7.5%    5.7893         113          1.25        70.2         60.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGED   DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PROPERTY TYPE                PROPERTIES    BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily                     125          735,561,034      71.2%    5.8343         115          1.24        75.2         69.6
Manufactured Housing            280          298,210,139      28.8%    6.4177          90          1.48        78.7         78.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         405      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGED   DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PROPERTY STATE/LOCATION      PROPERTIES    BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Florida                          43          199,674,041      19.3%    5.9861         106          1.26        78.6         74.9
Texas                            59          157,007,148      15.2%    5.8680         108          1.37        73.4         69.4
Georgia                          30           81,062,812       7.8%    6.0507         109          1.28        79.2         75.6
Maryland                          2           65,635,903       6.3%    5.7015         117          1.17        72.9         62.1
Ohio                             18           65,430,000       6.3%    5.8292         118          1.19        78.9         73.3
Indiana                          16           58,699,174       5.7%    5.9853         115          1.22        79.1         75.6
New York                         20           44,432,991       4.3%    5.8998         126          1.31        73.6         69.5
California                       15           43,322,410       4.2%    5.8367         121          1.35        68.4         65.1
Kentucky                          6           38,310,000       3.7%    5.9627         118          1.19        78.6         73.4
South Carolina                    7           36,113,580       3.5%    6.0070          80          1.27        79.7         77.6
Pennsylvania                     25           26,264,207       2.5%    6.0644         108          1.30        78.4         74.4
Utah                             19           25,924,468       2.5%    6.5111          91          1.50        79.7         79.7
Minnesota                         1           25,000,000       2.4%    5.6900          82          1.30        78.9         78.9
Colorado                         18           23,273,564       2.3%    6.5111          91          1.50        79.7         79.7
Illinois                          9           19,137,519       1.9%    6.4086         110          1.30        74.1         67.0
North Carolina                   11           15,983,116       1.5%    6.3787         103          1.35        74.9         71.7
Louisiana                         1           15,471,261       1.5%    5.9400         118          1.21        77.4         65.6
Iowa                             14           13,266,265       1.3%    6.5111          91          1.50        79.7         79.7
Kansas                           29           13,087,909       1.3%    6.5111          91          1.50        79.7         79.7
Washington                        5            9,235,081       0.9%    5.8883         118          1.59        48.7         43.8
New Mexico                        4            7,933,288       0.8%    6.4348         106          1.34        77.2         73.6
Michigan                          4            7,317,169       0.7%    6.1024         107          1.31        79.2         76.0
Wyoming                          13            6,500,793       0.6%    6.5111          91          1.50        79.7         79.7
New Jersey                        1            6,494,781       0.6%    6.1200          59          2.12        41.9         39.3
Virginia                          1            6,095,449       0.6%    6.3900         119          1.22        62.2         53.4
Oklahoma                         13            5,755,633       0.6%    6.5111          91          1.50        79.7         79.7
Nevada                            1            5,186,150       0.5%    6.4100         119          1.21        65.6         56.4
Missouri                          9            4,597,905       0.4%    6.5111          91          1.50        79.7         79.7
North Dakota                      2            2,155,506       0.2%    6.5111          91          1.50        79.7         79.7
Tennessee                         3            1,868,930       0.2%    6.5111          91          1.50        79.7         79.7
Arkansas                          3            1,497,937       0.1%    6.5111          91          1.50        79.7         79.7
Nebraska                          1            1,175,500       0.1%    6.5111          91          1.50        79.7         79.7
Idaho                             2              860,679       0.1%    6.5111          91          1.50        79.7         79.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         405      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

                            Annex A-2 (Loan Group 2)

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
PRINCIPAL BALANCES ($)         LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     494,011 - 3,499,999         23           36,893,471       3.6%    5.9075         133          1.34        61.6         55.6
   3,500,000 - 4,499,999          1            4,290,000       0.4%    6.3700         119          1.20        75.1         68.4
   4,500,000 - 5,499,999          5           25,499,315       2.5%    6.2144         118          1.20        74.4         66.2
   5,500,000 - 6,999,999          5           31,410,391       3.0%    6.2313         107          1.42        63.2         56.3
   7,000,000 - 9,999,999          5           43,465,832       4.2%    5.9835          96          1.30        74.8         69.7
  10,000,000 - 12,999,999         4           44,900,000       4.3%    5.7893         101          1.28        78.0         72.8
  13,000,000 - 19,999,999         5           81,976,261       7.9%    5.9133         103          1.31        75.1         71.7
  20,000,000 - 335,000,000        8          765,335,903      74.0%    6.0119         108          1.31        77.6         73.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              $494,011
Maximum:              $335,000,000
Average:              $18,460,200

MORTGAGE RATES (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF                     MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
MORTGAGE RATES (%)             LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   5.1100 - 5.7999               18          201,635,973      19.5%    5.5871         112          1.30        70.4         64.9
   5.8000 - 5.8999                6          384,862,875      37.2%    5.8341         116          1.19        78.6         73.1
   5.9000 - 6.0999                9           95,876,261       9.3%    5.9623         103          1.28        77.3         72.5
   6.1000 - 6.1999                9           41,150,143       4.0%    6.1633         120          1.38        69.0         65.3
   6.2000 - 6.5226               15          310,245,921      30.0%    6.4728          95          1.45        77.7         76.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          57      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              5.1100
Maximum:              6.5226
Weighted Average:     6.0026

(1) For the purpose of the Mortgage Rates (%) table, the Farallon Portfolio Loan was treated as two separate mortgage loans with original principal balances of
$200,000,000 and $50,000,000, respectively, and with loan maturities of 7 years and 10 years, respectively.

                            Annex A-2 (Loan Group 2)

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF DEBT SERVICE        MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
COVERAGE RATIOS (X)            LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   1.11 - 1.19                   18          465,448,448      45.0%    5.7861         118          1.17        76.7         70.4
   1.20 - 1.24                   15          108,001,210      10.4%    6.0383         121          1.21        74.9         69.1
   1.25 - 1.29                    6           65,638,476       6.3%    5.9422         100          1.26        75.9         69.9
   1.30 - 1.39                    8           80,448,790       7.8%    5.8322          88          1.33        75.1         72.6
   1.40 - 3.06                    9          314,234,249      30.4%    6.3673          95          1.54        76.3         76.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              1.11x
Maximum:              3.06x
Weighted Average:     1.31x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
LOAN-TO-VALUE RATIOS (%)       LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   27.00 - 70.00                 25          100,826,677       9.8%    5.9228         120          1.46        61.1         56.6
   70.01 - 72.50                  6          120,549,195      11.7%    5.6466         113          1.23        71.3         63.8
   72.51 - 75.00                  6           54,896,166       5.3%    5.9088         114          1.23        74.5         66.8
   75.01 - 77.50                  3           25,636,261       2.5%    6.0922         119          1.19        76.6         67.1
   77.51 - 80.10                 16          731,862,875      70.8%    6.0762         105          1.31        79.2         76.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              27.0
Maximum:              80.1
Weighted Average:     76.2

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF MATURITY DATE       MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
OR ARD LTV RATIOS (%)          LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  Fully Amortizing                3            3,243,053       0.3%    6.2434         357          1.22        62.1          NAP
      22.70 - 60.00              19           47,281,624       4.6%    6.0710         110          1.46        57.6         50.9
      60.01 - 65.00               7          122,615,361      11.9%    5.7798         118          1.30        68.9         61.1
      65.01 - 67.50               7           92,914,136       9.0%    5.6133         114          1.21        73.7         66.1
      67.51 - 70.00               3           13,990,000       1.4%    6.0945         118          1.22        75.9         69.1
      70.01 - 75.00              10          423,152,000      40.9%    5.8692         117          1.20        78.4         73.3
      75.01 - 80.10               7          330,575,000      32.0%    6.3494          88          1.45        79.6         79.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              22.7
Maximum:              80.1
Weighted Average:     72.1

                            Annex A-2 (Loan Group 2)

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF REMAINING           MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
TERMS TO MATURITY (MOS.)       LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     54 - 109                     9          284,399,781      27.5%    6.3281          79          1.47        78.4         78.3
    110 - 358                    48          749,371,392      72.5%    5.8791         119          1.24        75.4         69.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          57      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              54 mos.
Maximum:              358 mos.
Weighted Average:     108 mos.

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
RANGE OF REMAINING STATED    MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
AMORTIZATION TERMS (MOS.)      LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    Interest Only                15          386,005,000      37.3%    6.2808          91          1.47        77.5         77.5
       324 - 360                 38          584,066,173      56.5%    5.8696         118          1.21        75.6         68.9
       361 - 420                  3           63,700,000       6.2%    5.5365         118          1.18        73.8         68.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

Minimum:              324 mos.
Maximum:              420 mos.
Weighted Average:     365 mos.

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                  WTD. AVG.                              WTD. AVG.
                                            AGGREGATE      INITIAL                 REMAINING                 WTD. AVG.    MATURITY
                             NUMBER OF       CUT-OFF         LOAN     WTD. AVG.     TERM TO                   CUT-OFF       DATE
                             MORTGAGE    DATE PRINCIPAL    GROUP 2    MORTGAGE    MATURITY/ARD   WTD. AVG.   DATE LTV    OR ARD LTV
AMORTIZATION TYPES             LOANS       BALANCE ($)     BALANCE    RATE (%)       (MOS.)      DSCR (X)    RATIO (%)    RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                       17          514,012,000      49.7%    5.8149         117          1.19        77.3         71.6
Interest Only                    15          386,005,000      37.3%    6.2808          91          1.47        77.5         77.5
Balloon                          21          130,511,121      12.6%    5.9132         115          1.27        68.5         58.2
Fully Amortizing                  3            3,243,053       0.3%    6.2434         357          1.22        62.1          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          56      $ 1,033,771,173     100.0%    6.0026         108          1.31X       76.2         72.1
====================================================================================================================================

ESCROW TYPES

------------------------------------------------------------------------------------------
                                                        AGGREGATE CUT-OFF     % OF INITIAL
                                       NUMBER OF         DATE PRINCIPAL       LOAN GROUP 2
ESCROW TYPES                         MORTGAGE LOANS        BALANCE ($)          BALANCE
------------------------------------------------------------------------------------------

Real Estate Tax                            43              937,613,594           90.7%
Insurance                                  41              917,318,812           88.7%
Replacement Reserves                       32              880,205,811           85.1%
------------------------------------------------------------------------------------------

LOCKBOX TYPES

------------------------------------------------------------------------------------------
                                                        AGGREGATE CUT-OFF     % OF INITIAL
                                       NUMBER OF         DATE PRINCIPAL       LOAN GROUP 2
LOCKBOX TYPES                        MORTGAGE LOANS        BALANCE ($)          BALANCE
------------------------------------------------------------------------------------------

Hard                                       2               585,000,000           56.6%
Soft                                       6                92,420,000            8.9%
------------------------------------------------------------------------------------------

(1) For the purpose of the Remaining Terms to Maturity or Anticipated Repayment
Date table, the Farallon Portfolio Loan was treated as two separate mortgage loans with original principal balances of $200,000,000 and $50,000,000, respectively, and with loan maturities of 7 years and 10 years, respectively.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-3

       HAVERLY PARK APARTMENTS TRUST MORTGAGE LOAN AMORTIZATION SCHEDULE

                                     A-3-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]
Annex A-3
Haverly Park Apartments Trust Mortgage Loan
Amortization Schedule

Period	Date	Interest	Principal	Balance
0	8/8/2007			30,000,000.00
1	9/8/2007	132,008.33	—	30,000,000.00
2	10/8/2007	127,750.00	—	30,000,000.00
3	11/8/2007	132,008.33	—	30,000,000.00
4	12/8/2007	127,750.00	—	30,000,000.00
5	1/8/2008	132,008.33	—	30,000,000.00
6	2/8/2008	132,008.33	—	30,000,000.00
7	3/8/2008	123,491.67	—	30,000,000.00
8	4/8/2008	132,008.33	—	30,000,000.00
9	5/8/2008	127,750.00	—	30,000,000.00
10	6/8/2008	132,008.33	—	30,000,000.00
11	7/8/2008	127,750.00	—	30,000,000.00
12	8/8/2008	132,008.33	—	30,000,000.00
13	9/8/2008	132,008.33	—	30,000,000.00
14	10/8/2008	127,750.00	—	30,000,000.00
15	11/8/2008	132,008.33	—	30,000,000.00
16	12/8/2008	127,750.00	—	30,000,000.00
17	1/8/2009	132,008.33	—	30,000,000.00
18	2/8/2009	132,008.33	—	30,000,000.00
19	3/8/2009	119,233.33	—	30,000,000.00
20	4/8/2009	132,008.33	—	30,000,000.00
21	5/8/2009	127,750.00	—	30,000,000.00
22	6/8/2009	132,008.33	—	30,000,000.00
23	7/8/2009	127,750.00	—	30,000,000.00
24	8/8/2009	132,008.33	—	30,000,000.00
25	9/8/2009	132,008.33	—	30,000,000.00
26	10/8/2009	127,750.00	—	30,000,000.00
27	11/8/2009	132,008.33	—	30,000,000.00
28	12/8/2009	127,750.00	—	30,000,000.00
29	1/8/2010	132,008.33	—	30,000,000.00
30	2/8/2010	132,008.33	—	30,000,000.00
31	3/8/2010	119,233.33	—	30,000,000.00
32	4/8/2010	132,008.33	—	30,000,000.00
33	5/8/2010	127,750.00	—	30,000,000.00
34	6/8/2010	149,058.33	17,390.19	29,982,609.81
35	7/8/2010	144,166.38	22,282.14	29,960,327.67
36	8/8/2010	148,861.22	17,587.30	29,942,740.37
37	9/8/2010	148,773.83	17,674.69	29,925,065.68
38	10/8/2010	143,889.69	22,558.83	29,902,506.85
39	11/8/2010	148,573.93	17,874.59	29,884,632.26
40	12/8/2010	143,695.27	22,753.25	29,861,879.01
41	1/8/2011	148,372.06	18,076.46	29,843,802.55
42	2/8/2011	148,282.25	18,166.27	29,825,636.28
43	3/8/2011	133,850.83	32,597.69	29,793,038.59
44	4/8/2011	148,030.02	18,418.50	29,774,620.09
45	5/8/2011	143,166.30	23,282.22	29,751,337.87

Period	Date	Interest	Principal	Balance
46	6/8/2011	147,822.83	18,625.69	29,732,712.18
47	7/8/2011	142,964.79	23,483.73	29,709,228.45
48	8/8/2011	147,613.60	18,834.92	29,690,393.53
49	9/8/2011	147,520.02	18,928.50	29,671,465.03
50	10/8/2011	142,670.29	23,778.23	29,647,686.80
51	11/8/2011	147,307.83	19,140.69	29,628,546.11
52	12/8/2011	142,463.93	23,984.59	29,604,561.52
53	1/8/2012	147,093.55	19,354.97	29,585,206.55
54	2/8/2012	146,997.39	19,451.13	29,565,755.42
55	3/8/2012	137,423.27	29,025.25	29,536,730.17
56	4/8/2012	146,756.53	19,691.99	29,517,038.18
57	5/8/2012	141,927.76	24,520.76	29,492,517.42
58	6/8/2012	146,536.85	19,911.67	29,472,605.75
59	7/8/2012	141,714.11	24,734.41	29,447,871.34
60	8/8/2012	146,315.02	20,133.50	29,427,737.84
61	9/8/2012	146,214.99	20,233.53	29,407,504.31
62	10/8/2012	141,401.08	25,047.44	29,382,456.87
63	11/8/2012	145,990.00	20,458.52	29,361,998.35
64	12/8/2012	141,182.28	25,266.24	29,336,732.11
65	1/8/2013	145,762.81	20,685.71	29,316,046.40
66	2/8/2013	145,660.03	20,788.49	29,295,257.91
67	3/8/2013	131,470.61	34,977.91	29,260,280.00
68	4/8/2013	145,382.95	21,065.57	29,239,214.43
69	5/8/2013	140,591.89	25,856.63	29,213,357.80
70	6/8/2013	145,149.81	21,298.71	29,192,059.09
71	7/8/2013	140,365.15	26,083.37	29,165,975.72
72	8/8/2013	144,914.39	21,534.13	29,144,441.59
73	9/8/2013	144,807.40	21,641.12	29,122,800.47
74	10/8/2013	140,032.13	26,416.39	29,096,384.08
75	11/8/2013	144,568.62	21,879.90	29,074,504.18
76	12/8/2013	139,799.91	26,648.61	29,047,855.57
77	1/8/2014	144,327.50	22,121.02	29,025,734.55
78	2/8/2014	144,217.59	22,230.93	29,003,503.62
79	3/8/2014	130,161.28	36,287.24	28,967,216.38
80	4/8/2014	143,926.83	22,521.69	28,944,694.69
81	5/8/2014	139,175.74	27,272.78	28,917,421.91
82	6/8/2014	143,679.42	22,769.10	28,894,652.81
83	7/8/2014	138,935.12	27,513.40	28,867,139.41
84	8/8/2014	143,429.59	23,018.93	28,844,120.48
85	9/8/2014	143,315.22	23,133.30	28,820,987.18
86	10/8/2014	138,580.91	27,867.61	28,793,119.57
87	11/8/2014	143,061.81	23,386.71	28,769,732.86
88	12/8/2014	138,334.47	28,114.05	28,741,618.81
89	1/8/2015	142,805.93	23,642.59	28,717,976.22
90	2/8/2015	142,688.46	23,760.06	28,694,216.16
91	3/8/2015	128,773.27	37,675.25	28,656,540.91
92	4/8/2015	142,383.21	24,065.31	28,632,475.60
93	5/8/2015	137,674.49	28,774.03	28,603,701.57
94	6/8/2015	142,120.67	24,327.85	28,579,373.72

Period	Date	Interest	Principal	Balance
95	7/8/2015	137,419.16	29,029.36	28,550,344.36
96	8/8/2015	141,855.56	24,592.96	28,525,751.40
97	9/8/2015	141,733.37	24,715.15	28,501,036.25
98	10/8/2015	137,042.48	29,406.04	28,471,630.21
99	11/8/2015	141,464.46	24,984.06	28,446,646.15
100	12/8/2015	136,780.96	29,667.56	28,416,978.59
101	1/8/2016	141,192.92	25,255.60	28,391,722.99
102	2/8/2016	141,067.43	25,381.09	28,366,341.90
103	3/8/2016	131,848.33	34,600.19	28,331,741.71
104	4/8/2016	140,769.41	25,679.11	28,306,062.60
105	5/8/2016	136,104.98	30,343.54	28,275,719.06
106	6/8/2016	140,491.05	25,957.47	28,249,761.59
107	7/8/2016	135,834.27	30,614.25	28,219,147.34
108	8/8/2016	140,209.97	26,238.55	28,192,908.79
109	9/8/2016	140,079.60	26,368.92	28,166,539.87
110	10/8/2016	135,434.11	31,014.41	28,135,525.46
111	11/8/2016	139,794.48	26,654.04	28,108,871.42
112	12/8/2016	135,156.82	31,291.70	28,077,579.72
113	1/8/2017	139,506.57	26,941.95	28,050,637.77
114	2/8/2017	139,372.71	27,075.81	28,023,561.96
115	3/8/2017	125,763.52	40,685.00	27,982,876.96
116	4/8/2017	139,036.03	27,412.49	27,955,464.47
117	5/8/2017	134,419.19	32,029.33	27,923,435.14

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX B

    CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES IN LOAN GROUP 2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX B

CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES IN LOAN GROUP 2

LOAN #   ORIGINATOR(1)            PROPERTY NAME                          STREET ADDRESS
-----------------------------------------------------------------------------------------------------

   1     MLML            Empirian Portfolio Pool 2          Various
 1.01    MLML            Centre Lake III                    15754 Northwest 7th Avenue
 1.02    MLML            Sunset Way                         15385 Southwest 73rd Terrace Circle
 1.03    MLML            Jupiter Cove I                     17825-18985 Thelma Avenue
 1.04    MLML            Thymewood I                        17940 NW 67th Avenue
 1.05    MLML            Bel Aire                           10509 SW 216th Street
 1.06    MLML            Redan Village                      3829 Redan Road
 1.07    MLML            Dogwood Glen                       2390 Woodglen Drive
 1.08    MLML            Rivers End                         5520 Collins Road
 1.09    MLML            Astorwood                          1228 Southeast Astorwood Place
 1.10    MLML            Palm Place                         7693 Alicia Lane
 1.11    MLML            Pine Barrens                       11750 Alden Road
 1.12    MLML            Ridgewood - Indiana                2729 Ridgewood Drive
 1.13    MLML            Summit Center                      5161 Jaczko Lane
 1.14    MLML            Parkwood Village                   6804 Parkway Drive
 1.15    MLML            Valleyfield - Georgia              5421 Covington Highway
 1.16    MLML            Clearview                          715-A Clearview Drive
 1.17    MLML            Apple Ridge                        480 Lancaster Pike
 1.18    MLML            Northrup Court                     135 Fern Hollow Road
 1.19    MLML            Cedarwood                          180 Codell Drive
 1.20    MLML            Amberwood                          1116 N Tennessee Street
 1.21    MLML            Shadetree                          1769 Shadetree Way
 1.22    MLML            Heathmoore - Indianapolis          5984 Heathmore Drive
 1.23    MLML            Harvest Grove                      5239 Harvestwood Lane
 1.24    MLML            Ridgewood - Ohio                   3616 Hogans Run Road
 1.25    MLML            The Meadows - Ohio                 112 Mocking Bird Court
 1.26    MLML            Amhurst                            4151 Amston Drive
 1.27    MLML            Waterbury - Michigan               108 Waterbury Court
 1.28    MLML            Pine Meadows I                     15025 Pine Meadows Drive
 1.29    MLML            Elmtree Park                       11023 Elmtree Park Drive
 1.30    MLML            Sherbrook                          100 Sherbrook Court
 1.31    MLML            Heronwood                          13809 Heronwood Lane SW
 1.32    MLML            Windrush (FL)                      13971 Windrush Court
 1.33    MLML            Willowood                          1056 Mindy Lane
 1.34    MLML            Valleyfield - Pennsylvania         3520 Washington Pike
 1.35    MLML            Bridgepoint I                      1500 Monument Road
 1.36    MLML            Willow Lakes                       2900 Reidville Road
 1.37    MLML            Shadow Trace                       105 Trace Terrace
 1.38    MLML            Berry Pines                        6290 Berryhill Road
 1.39    MLML            Hillcrest Villas                   200 Hospital Drive
 1.40    MLML            Greentree                          121 Covington Avenue
 1.41    MLML            Waterbury - Ohio                   4140 Mt.Carmel Tobasco Road
 1.42    MLML            Forsythia Court                    6001 Barley Avenue
 1.43    MLML            Greenglen                          101 Tree Glen Way
 1.44    MLML            Meadowood - Ohio                   1248 Warble Drive
 1.45    MLML            Oakwood Village                    101 Fister Court
 1.46    MLML            Deerwood                           611 Mt. Homer Road
 1.47    MLML            Spring Gate                        1500 Spring Gate Drive
 1.48    MLML            Woodcrest I                        101 Woodcrest Circle
 1.49    MLML            Iris Glen                          101 Iris Glen Drive SE
 1.50    MLML            Lakeshore I                        1100 Lakeshore Drive
 1.51    MLML            Ashgrove                           1 Ashgrove Court
 1.52    MLML            Stillwater                         6815 Waters Avenue
 1.53    MLML            Springbrook                        104 Springbrook Court
 1.54    MLML            Heathmoore - Evansville            2413 South Green River Road
 1.55    MLML            Lindendale                         3580 Lindendale Drive
 1.56    MLML            Concord Square                     500 North Lexington-Springmill Road
 1.57    MLML            Silver Forest                      1200 Northeast 30th Avenue
 1.58    MLML            Charing Cross                      1017 South Main Street
 1.59    MLML            Hatcherway                         127 Havanna Avenue
 1.60    MLML            Stonehenge                         4151 Amston Drive
 1.61    MLML            Waterbury - Georgia                1375 College Station Road
 1.62    MLML            Longwood                           710 Eureka Springs Drive
 1.63    MLML            Woodbine                           2567 Hudson Drive
 1.64    MLML            Mulberry                           4070 Leap Road
 1.65    MLML            Cedargate - Kentucky               310 Midland Boulevard
 1.66    MLML            Willow Run                         901 Princeton Road
 1.67    MLML            Cedargate - Indiana                110 Cedargate Court
 1.68    MLML            Hillside Manor                     120 Lonnie Lane
 1.69    MLML            Princeton Court                    103 Princeton Court
 1.70    MLML            Northwood                          10431 SE 49th Court
 1.71    MLML            Slate Run                          2306 Granite Drive
 1.72    MLML            Parkville                          1100 Taywood Drive
 1.73    MLML            Hartwick                           20 Hartwick Drive
   2     MLML            Farallon Portfolio                 Various
 2.001   MLML            Portside                           14001 Beach Boulevard
 2.002   MLML            Shadow Hills                       8403 Millinockett Lane
 2.003   MLML            CV-Jacksonville                    10960 Beach Boulevard
 2.004   MLML            Western Hills                      13000 SW 5th Court
 2.005   MLML            Siesta Lago                        4750 Siesta Lago Drive
 2.006   MLML            Hunter Ridge                       696 Tara Road
 2.007   MLML            Camelot                            655 North Highway 89
 2.008   MLML            Wikiup                             6500 East 88th Avenue
 2.009   MLML            Harmony Road                       2500 East Harmony Road
 2.010   MLML            Lamplighter Village                1661 Powder Springs Road
 2.011   MLML            Chalet North                       1800 Alpine Drive
 2.012   MLML            Country Club Mobile Estates        5100 South 1300 East
 2.013   MLML            Shadowood                          6359 Bells Ferry Road
 2.014   MLML            Southwind Village                  302 Fillmore Street
 2.015   MLML            The Meadows                        14470 East 13th Avenue
 2.016   MLML            Landmark Village                   225 Club Drive
 2.017   MLML            Crescentwood Village               11352 South Crescentwood Drive
 2.018   MLML            Stone Mountain                     100 Castle Club Drive
 2.019   MLML            Casual Estates                     7330 Lands End Lane
 2.020   MLML            Village North                      1240 North Cowan Avenue
 2.021   MLML            Windsor Mobile Estates             2800 Hampton Park Drive
 2.022   MLML            Riverdale (Colonial Coach)         8000 Highway 85
 2.023   MLML            Foxhall Village                    5709 Buffaloe Road
 2.024   MLML            New Twin Lakes                     31 Regina Drive
 2.025   MLML            Carnes Crossing                    420 Pittsburg Landing
 2.026   MLML            Saddlebrook                        8401 East Saddlebrook Drive
 2.027   MLML            Thornton Estates                   3600 East 88th Avenue
 2.028   MLML            Mountainside Estates               17190 Mount Vernon Road
 2.029   MLML            Castlewood Estates                 100 Plantation Hill Road
 2.030   MLML            Green Spring Valley                1100 Greenvale Road
 2.031   MLML            Villa West (UT)                    8400 South 4000 West
 2.032   MLML            Villa West (CO)                    2700 C Street
 2.033   MLML            Torrey Hills                       5406 Torrey Road
 2.034   MLML            Springdale Lake                    5 Springdale Drive
 2.035   MLML            Brookside Village - TX             14900 Lasater Road
 2.036   MLML            Columbia Heights                   2515 Cumberland Road
 2.037   MLML            Encantada                          1000 Coyote Trail
 2.038   MLML            Woodlands of Kennesaw              2880 Cobb Parkway North
 2.039   MLML            Lakeview Estates                   2600 North Hill Field
 2.040   MLML            Oakwood Forest                     4100 N US Highway 29
 2.041   MLML            Broadmore                          148 Broadmore
 2.042   MLML            Oak Park Village (FL)              4000 Southwest 47th Street
 2.043   MLML            Misty Winds                        5902 Ayers Street
 2.044   MLML            Evergreen Village - IA             5309 Highway 75 North
 2.045   MLML            Ortega Village                     5515 118th Street
 2.046   MLML            Riverside (UT)                     1232 West Rock River Road
 2.047   MLML            Easy Living                        3323 Iowa Street
 2.048   MLML            Southfork                          4937 Stuart Road
 2.049   MLML            Cloverleaf                         4515 34th Street
 2.050   MLML            Golden Valley                      7631 Dallas Highway
 2.051   MLML            Riverdale                          5100 South 1050 West
 2.052   MLML            Friendly Village - GA              9 Pinetree Road
 2.053   MLML            Smoke Creek                        4255 Smokecreek Parkway
 2.054   MLML            Marion Village                     700 35th Street
 2.055   MLML            Valley View - Danboro              1081 Easton Road
 2.056   MLML            Colonial Gardens                   3000 Tuttle Creek Boulevard
 2.057   MLML            Evergreen Village - UT             2491 North Highway 89
 2.058   MLML            Summit Oaks                        6812 Randol Mill Road
 2.059   MLML            Stoneybrook                        435 North 35th Avenue
 2.060   MLML            Pedaler's Pond                     1960 Pedalers Pond Boulevard
 2.061   MLML            Burntwood                          3308 South East 89th Street
 2.062   MLML            Country Club Crossing              1101 Hickory Boulevard
 2.063   MLML            Sunset Vista                       8460 West Sunset Hills Drive
 2.064   MLML            Spring Valley Village              36 Hopf Drive
 2.065   MLML            South Arlington Estates            7400 Twin Parks Drive
 2.066   MLML            Mallard Lake                       4441 Highway 162
 2.067   MLML            Sundown                            1219 West 450 North
 2.068   MLML            Stony Brook North                  3000 Stony Brook Drive
 2.069   MLML            Twin Pines                         2011 West Wilden Avenue
 2.070   MLML            Inspiration Valley                 5250 West 53rd Avenue
 2.071   MLML            Highland Acres                     1708 Bunker Hill Lane
 2.072   MLML            Oak Ridge                          1201 County Road 15
 2.073   MLML            Washington Mobile Estates          1450 North Washington Boulevard
 2.074   MLML            River Oaks                         7301 Buttonwood
 2.075   MLML            Siouxland Estates                  1520 Atokad Drive
 2.076   MLML            Brookside                          8155 Redwood Road
 2.077   MLML            Eagle Ridge                        617 Holfords Prairie
 2.078   MLML            Cedar Knoll                        5535 Dysart Road
 2.079   MLML            Marnelle                           1512 Highway 54 West
 2.080   MLML            Maple Manor                        18 Williams Street
 2.081   MLML            Arlington Lakeside                 3211 West Division Street
 2.082   MLML            Royal Crest                        2025 East Jemez Road
 2.083   MLML            Forest Creek                       855 East Mishawaka Road
 2.084   MLML            Four Seasons                       100 Apollo Drive
 2.085   MLML            Cottonwood Grove                   4500 14th Street
 2.086   MLML            Highland                           1875 Osolo Road
 2.087   MLML            Valley Verde                       1751 West Hadley
 2.088   MLML            Chalet City                        301 Alpine Lane
 2.089   MLML            Southridge Estates                 802 E. County Line Road Lot 259
 2.090   MLML            Ridgewood Estates                  4100 Southeast Adams
 2.091   MLML            Creekside                          2510 Highway 175N
 2.092   MLML            Eastview                           601 El Camino Road
 2.093   MLML            Viking Villa                       433 East 980 North
 2.094   MLML            Lakewood Estates                   7171 West 60th Street
 2.095   MLML            Terrace Heights                    4001 Peru Road
 2.096   MLML            Falcon Farms                       2507 214th Street North
 2.097   MLML            Forest Park                        183 Pitcher Road
 2.098   MLML            Quail Run                          903 South Main Street
 2.099   MLML            Sheridan                           5305 North Sheridan
 2.100   MLML            Huguenot Estates                   18-5 Cherry Street
 2.101   MLML            Countryside (CO)                   2036 1st Avenue
 2.102   MLML            Silver Creek                       4930 North Dittmer Street
 2.103   MLML            Havenwood                          106 Havenwood Drive
 2.104   MLML            Northland                          11819 North College Avenue
 2.105   MLML            Ewing Trace                        4201 Windsor Place
 2.106   MLML            Overpass Point MHC                 99 East Green Pines Drive
 2.107   MLML            Enchanted Village                  246 Wonderland Drive
 2.108   MLML            Seascape                           6301 Old Brownsville Road
 2.109   MLML            Golden Triangle                    301 South Coppell Road
 2.110   MLML            Meadowood                          1900 Northwest Lyman Road
 2.111   MLML            Meadowbrook                        33550 East Highway 96
 2.112   MLML            Tallview Terrace                   3290 North Martha Street
 2.113   MLML            Western Mobile Estates             7148 West Arabian Way
 2.114   MLML            Whitney                            8401 NW 13th Street
 2.115   MLML            Five Seasons Davenport             5112 North Fairmount Avenue
 2.116   MLML            Valley View - Honey Brook          1 Mark Lane
 2.117   MLML            Village Park                       724 Creek Ridge Road
 2.118   MLML            Countryside Village (TN)           200 Early Road
 2.119   MLML            Mobile Gardens                     6250 North Federal Boulevard
 2.120   MLML            Carriage Court East                3475 Goldenrod Road
 2.121   MLML            Mission Estates                    12400 Rojas Drive
 2.122   MLML            Loveland                           4105 Garfield Avenue
 2.123   MLML            Meadow Glen                        600 Glen Vista Drive
 2.124   MLML            Shiloh Pines                       2525 Shiloh Road
 2.125   MLML            Rolling Hills                      1322 South Belt Line Road
 2.126   MLML            Deerpointe                         9380 103rd Street
 2.127   MLML            Cypress Shores                     200 Bass Circle
 2.128   MLML            Oasis                              2221 South Prairie Avenue
 2.129   MLML            Tanglewood                         100 Sara Lane
 2.130   MLML            Villa                              3096 Camelot Drive
 2.131   MLML            Castle Acres                       1713 West US Highway 50
 2.132   MLML            Dynamic                            1335 Dynamic Drive
 2.133   MLML            Big Country                        3400 South Greeley Hwy
 2.134   MLML            Carriage Court Central             4820 West Oakridge Road
 2.135   MLML            Northern Hills                     1901 W. Shady Grove Road
 2.136   MLML            Sunny Acres                        272 Nicole Lane
 2.137   MLML            Lakewood - TX                      1023 Lakes Drive
 2.138   MLML            Westlake                           9717 NW 10th Street
 2.139   MLML            Mesquite Meadows                   14647 Lasater Road
 2.140   MLML            Cedar Terrace                      1834 Gretchen Drive SW
 2.141   MLML            Frieden Manor                      102 Frieden Manor
 2.142   MLML            Country Club Manor                 4003 Birch Drive
 2.143   MLML            Suburban Estates                   16 East Maruca Drive
 2.144   MLML            Deerhurst                          6500 Privette Road
 2.145   MLML            Aledo                              124 East Yates Circle
 2.146   MLML            President's Park                   158 Fillmore Street
 2.147   MLML            Woodlake                           5418 Country Club Road
 2.148   MLML            Silver Leaf                        1550 North Main Street
 2.149   MLML            Dynamic II                         1129 East Parkerville Road
 2.150   MLML            Magnolia Circle                    7915 103rd Street
 2.151   MLML            Twin Oaks                          1915 West MacArthur Road
 2.152   MLML            Washingtonville Manor              1 East Avenue
 2.153   MLML            Brookside Village -PA              202 Skyline Drive
 2.154   MLML            Westview                           3201 West Echeta Road
 2.155   MLML            Sunset Country                     5000 Red Creek Springs Road
 2.156   MLML            Westmoor                           7901 South Council Road
 2.157   MLML            The Towneship at Clifton           3232 South Clifton
 2.158   MLML            Eagle Creek                        11300 US Highway 271
 2.159   MLML            Mesquite Ridge                     14222 Lasater Road
 2.160   MLML            Oak Park Village (TX)              550 Ruby Road
 2.161   MLML            Plantation Estates                 3461 Bankhead Hwy
 2.162   MLML            Breazeale                          2458 North 9th Street
 2.163   MLML            Shady Hills                        1508 Dickerson Road
 2.164   MLML            Cimmaron Village                   300 East Prosser Road
 2.165   MLML            Birchwood Farms                    8057 Birchwood Drive
 2.166   MLML            Terrell Crossing                   2390 West Moore Avenue
 2.167   MLML            Pleasant Grove (CO)                517 East Trilby Road
 2.168   MLML            Willow Creek Estates               900 Century Drive
 2.169   MLML            Bluebonnet Estates                 901 East Young Avenue
 2.170   MLML            Connelly Terrace                   20 Florida Street
 2.171   MLML            Hampton Acres                      1501 South Hampton Road
 2.172   MLML            Meridian Sooner                    5900 SE 48th Street
 2.173   MLML            Mesquite Green                     100 South Belt Line Road
 2.174   MLML            El Lago                            5712 Martin Street
 2.175   MLML            Moosic Heights                     118 1st Street
 2.176   MLML            Golden Rule                        2001 South MacArthur Boulevard
 2.177   MLML            Amber Village                      13965 Skyfrost Lane
 2.178   MLML            Riverchase                         4440 Tuttle Creek Boulevard
 2.179   MLML            Hidden Hills                       One Sequoia Drive
 2.180   MLML            The Woodlands                      4480 S. Meridian
 2.181   MLML            Blue Valley                        730 Allen Road
 2.182   MLML            Autumn Forest                      3700 East Sourwood Drive
 2.183   MLML            Valley View - Ephrata              50 Mollie Drive
 2.184   MLML            Cowboy                             845 Barton Road
 2.185   MLML            Lakeside - GA                      3291 Bankhead Hwy
 2.186   MLML            Sunnyside                          2901 West Ridge Pike
 2.187   MLML            Trailmont                          1341 Dickerson Pike
 2.188   MLML            Timberland                         13501 SE 29th Street
 2.189   MLML            Denton Falls                       6601 Grissom Road
 2.190   MLML            Terrace                            351 North Forest
 2.191   MLML            Lakeside - IA                      11325 140th Street
 2.192   MLML            Siesta Manor                       35 San Aymores Court
 2.193   MLML            Sunrise Terrace                    2305 E. 19th Street North
 2.194   MLML            Riverside (KS)                     420 North Street
 2.195   MLML            Chisholm Creek                     501 East 63rd Street N
 2.196   MLML            Prairie Village                    1661 West Republic
 2.197   MLML            Willow Terrace                     5429 Parker Henderson Road
 2.198   MLML            Countryside (KS)                   1000 Reservation Road
 2.199   MLML            Highview                           4901 South Douglas Highway
 2.200   MLML            Green Valley Village               2760 Robertson Road
 2.201   MLML            Crestview - OK                     2323 East 6th Avenue
 2.202   MLML            Shady Lane                         6791 Highway 2
 2.203   MLML            Western Park                       2575 West 6th Street
 2.204   MLML            Brookshire Village                 4800 West Four Ridge Road
 2.205   MLML            Overholser Village                 9355 Sundown Road
 2.206   MLML            The Pines                          9919 Hwy 78
 2.207   MLML            Jonesboro (Atlanta Meadows)        275 Upper Riverdale Road
 2.208   MLML            Park Plaza                         4317 Clemence Street
 2.209   MLML            Belaire                            1550 Yellowstone Avenue
 2.210   MLML            Pine Hills                         101 North Michigan
 2.211   MLML            Commerce Heights                   7701 Brighton Boulevard
 2.212   MLML            Oak Glen                           5909 South Wilkerson Road
 2.213   MLML            Creekside Estates                  301 Modene Street
 2.214   MLML            Kimberly @ Creekside               2402 Highway 175N
 2.215   MLML            Harper Woods                       2200 Harper Street
 2.216   MLML            Brittany Place                     1735 Northwest Lyman Road
 2.217   MLML            Shady Creek                        15250 Kleberg Road
 2.218   MLML            Connie Jean                        5570 Connie Jean Road
 2.219   MLML            Willow Springs                     4600 Old Blue Circle
 2.220   MLML            Seamist                            702 S Clarkwood Road
 2.221   MLML            Pleasant View Estates              6020 Fort Jenkins Lane
 2.222   MLML            Navajo Lake Estates                501 East 63rd Street North
 2.223   MLML            Kopper View MHC                    7122 West Bendixon Drive
 2.224   MLML            Carsons                            649 North Franklin Street
 2.225   MLML            Rose Country Estates               3400 NNE Loop 323
 2.226   MLML            Redwood Village                    1735 West 3150 South
 2.227   MLML            Birch Meadows                      214 Jones Road
 2.228   MLML            Terrace II                         350 North Forest Drive
 2.229   MLML            Englewood Village                  2334 McCann Avenue
 2.230   MLML            Eastern Villa                      402 Villa Drive
 2.231   MLML            El Caudillo                        4960 South Seneca
 2.232   MLML            Chambersburg I & II                5368 Philadelphia Avenue
 2.233   MLML            Wheel Estates                      5225 South Orange Blossom Trail
 2.234   MLML            Oakwood Lake Village               29 Oakwood Lane
 2.235   MLML            Valley View - Ephrata II           75 Synder Lane
 2.236   MLML            Oak Grove                          2716 West Delmar Avenue
 2.237   MLML            Cedar Creek, KS                    745 Cedar Drive
 2.238   MLML            Oakridge / Stonegate               800 Eastgate
 2.239   MLML            Vogel Manor MHC                    71 Vogel Circle
 2.240   MLML            Hidden Oaks                        5306 Rita Kay Lane
 2.241   MLML            Plainview                          3650 Harvey Place
 2.242   MLML            Rockview Heights                   201 Rockview Lane
 2.243   MLML            West Cloud Commons                 1319 West Cloud Street
 2.244   MLML            Gallant Estates                    4449 Burlington Road
 2.245   MLML            Sunset Village                     1400 Old Sivells Bend Road
 2.246   MLML            Countryside (OK)                   1824 South Chester
 2.247   MLML            Chelsea                            924 North Elmira Street
 2.248   MLML            Gregory Courts                     2 Erica Circle
 2.249   MLML            El Lago II                         5701 Martin Street
 2.250   MLML            Glen Acres                         500 East 50th Street South
 2.251   MLML            Shadow Mountain                    1601 EFM 1417
 2.252   MLML            Pine Haven MHP                     191 Pine Haven Circle
 2.253   MLML            Collingwood MHP                    358 Chambers Road
 2.254   MLML            Mountaintop                        37 Mountaintop Lane
 2.255   MLML            Whispering Hills                   905 East 3rd Avenue
 2.256   MLML            Mulberry Heights                   5429 Wilbarger Street
 2.257   MLML            Zoppe's                            2607 Highway 175N
 2.258   MLML            Shawnee Hills                      4420 SW 61st Street
 2.259   MLML            Pleasant Grove (NC)                5000 Hilltop-Needmore Road
 2.260   MLML            Park Avenue Estates                1400 East Kay Street
 2.261   MLML            Monroe Valley                      15 Old State Road
 2.262   MLML            El Dorado                          5600 Texoma Parkway
 2.263   MLML            Crestview - PA                     Wolcott Hollow Road & Route 220
 2.264   MLML            Sherwood Acres                     1928 East 47th Street South
 2.265   MLML            Bush Ranch                         3847 Quarterhorse Road
 2.266   MLML            Glenview                           1619 North Douglas Boulevard
 2.267   MLML            Misty Hollow                       910 North Oakview Drive
 2.268   MLML            Audora                             4625 South Seneca
 2.269   MLML            Green Acres                        4437 Sycamore Grove Road
 2.270   MLML            Sunset 77                          530 North US Highway 77
 2.271   MLML            Hidden Acres                       2111 Richardson Road
 2.272   MLML            Park D'Antoine                     779 Route 9
 2.273   MLML            Sleepy Hollow                      1909 South Anna
 2.274   MLML            Sycamore Square                    1010 West 44th Street South
   6     Key             Towers at University Town Center   6515 Belcrest Road
         CRF             Gray Apartment Portfolio           Various
   9     CRF             Park at Lakeside Apartments        10950 Briar Forest Drive
  10     CRF             Evergreen Pointe Apartments        1307 Wilcrest Drive
  11     CRF             Haverly Park Apartments            4701 & 4804 Haverwood Lane
  12     CRF             Skyline Village MHP                7510 Concord Boulevard
  16     MLML            The Haven Apartments               9914 Military Drive West
  19     CRF             Chandler Park Apartments Homes     2600 Chandler Drive
  21     CRF             Summer Crest Apartments            75 Crestmont Way
  23     CRF             Crittenden Way Apartments          249 Crittenden Way
  34     CRF             Oakleigh Apartments                11580 Perkins Road
  42     CRF             Stonebridge Apartments             6512 Bridge Crossing Drive
  45     CRF             Chadron Avenue Apartments          14030 & 14100 Chadron Avenue
  52     CRF             201 Westmoreland Lofts             201 North Westmoreland Avenue
  55     CRF             Plaza Apartments                   3780 University Club Boulevard
  56     CRF             PKL Multifamily Portfolio          Various
 56.01   CRF             Heritage Park Apartments           1065-1078 Heritage Park Drive
 56.02   CRF             North Road Townhomes               675-709 North Road
 56.03   CRF             Countryshire Townhomes             44-83 Windway Circle
 56.04   CRF             Crystal Commons                    10-72 Crystal Commons Drive
 56.05   CRF             Heritage Park Townhomes            1030-1057 Heritage Park Drive
  57     CRF             Eagles Landing Apartments          11700 Fuqua Street
  66     CRF             Sterling MHP                       7 Bridge Boulevard
  68     CRF             Edge Lake Apartments               3010 NASA Road 1
  70     CRF             Brooklyn Apartments                1001 East Jeffrey Street
  75     CRF             Airway MHP                         9001 South Cicero Avenue
  81     CRF             Bennington Woods Apartments        200 Spartacus Court
  85     Key             Cumberland Green Apartments        26 North Ladow Avenue
  87     CRF             Sevilla Apartments                 1501 Holleman Drive
  88     CRF             Pine Court Apartments III          717-725 West Cary Street
  92     Key             Kingswood Apartments               3400 Joyce Lane
  99     Key             Timbercreek Apartments             501 Camelot Drive
  102    CRF             1570 Oak Avenue                    1570 Oak Avenue
  103    CRF             Regency Apartments - Carson City   3401 Airport Road
  105    CRF             Turtle Cove Apartments             1600 North 9th Street
  110    CRF             Emerick Manor Apartments           4671-4681 Country Lane
  115    CRF             Hunter's Ridge Apts                301 Panorama Boulevard
  148    Key             Woodview Apartments                940 North Providence Road
  151    CRF             Orizaba Avenue Apartments          6635 Orizaba Avenue
  152    CRF             1544 Placentia Ave. Apts.          1544 Placentia Avenue
  159    CRF             South Land Park Apts               7198 South Land Park Drive
  160    CRF             586 Hart St.                       586 Hart Street and 614 West 138th Street
  165    CRF             Blackstone 222                     222 Summit Avenue
  171    CRF             Swansonian Apartments              1017 East Harrison Street
  180    CRF             Skyridge MHP                       13216 Northeast 59th Street
  185    CRF             Clifton Mobile Manor               375 Oak Avenue
  190    CRF             El Camba MCH                       1841 George Jenkins Boulevard
  193    CRF             Saticoy Street Apartments          14615 Saticoy Street
  197    CRF             Marengo Apartments                 460 North Marengo Avenue
  198    CRF             360 Franklin Ave.                  360 Franklin Avenue
  201    CRF             Twin Oaks                          5263 15th Avenue NE
  203    CRF             Bear Creek Villas                  7930-7976 170th Place Northeast
  209    CRF             Red Curb - 1558 & 1643 206th       1558 West 206th Street
  210    CRF             1607 Greenfield Apts               1607 Greenfield Avenue
  213    CRF             174 Russell Street                 174 Russell Street
  214    CRF             Red Curb - 1527 204th              1527 204th Street
  215    CRF             Red Curb - 219th                   1639 West 219th Street
  216    CRF             Batavia Apartments                 302 North Batavia Street
  217    CRF             Red Curb - 1531 204th              1531 204th Street
  218    CRF             1605 West Torrance Boulevard       1605 West Torrance Boulevard

                                                                        NUMBER OF         PROPERTY               PROPERTY
LOAN #           CITY            STATE    ZIP CODE        COUNTY        PROPERTIES          TYPE                 SUBTYPE
------------------------------------------------------------------------------------------------------------------------------

   1     Various                Various   Various    Various                73       Multifamily            Garden
 1.01    Miami                     FL      33169     Miami-Dade             1        Multifamily            Garden
 1.02    Miami                     FL      33193     Miami-Dade             1        Multifamily            Garden
 1.03    Jupiter                   FL      33458     Palm Beach             1        Multifamily            Garden
 1.04    Hialeah                   FL      33015     Miami-Dade             1        Multifamily            Garden
 1.05    Cutler Bay                FL      33190     Miami-Dade             1        Multifamily            Garden
 1.06    Decatur                   GA      30032     DeKalb                 1        Multifamily            Garden
 1.07    Indianapolis              IN      46260     Marion                 1        Multifamily            Garden
 1.08    Jacksonville              FL      32244     Duval                  1        Multifamily            Garden
 1.09    Stuart                    FL      34994     Martin                 1        Multifamily            Garden
 1.10    Sarasota                  FL      34243     Manatee                1        Multifamily            Garden
 1.11    Jacksonville              FL      32246     Duval                  1        Multifamily            Garden
 1.12    Elkhart                   IN      46517     Elkhart                1        Multifamily            Garden
 1.13    West Palm Beach           FL      33415     Palm Beach             1        Multifamily            Garden
 1.14    Douglasville              GA      30135     Douglas                1        Multifamily            Garden
 1.15    Decatur                   GA      30035     DeKalb                 1        Multifamily            Garden
 1.16    Greenwood                 IN      46143     Johnson                1        Multifamily            Garden
 1.17    Circleville               OH      43113     Pickaway               1        Multifamily            Garden
 1.18    Coraopolis                PA      15108     Allegheny              1        Multifamily            Garden
 1.19    Lexington                 KY      40509     Fayette                1        Multifamily            Garden
 1.20    Cartersville              GA      30120     Bartow                 1        Multifamily            Garden
 1.21    Palm Springs              FL      33406     Palm Beach             1        Multifamily            Garden
 1.22    Indianapolis              IN      46237     Marion                 1        Multifamily            Garden
 1.23    Gahanna                   OH      43230     Franklin               1        Multifamily            Garden
 1.24    Columbus                  OH      43221     Franklin               1        Multifamily            Garden
 1.25    Pickerington              OH      43147     Fairfield              1        Multifamily            Garden
 1.26    Dayton                    OH      45424     Montgomery             1        Multifamily            Garden
 1.27    Westland                  MI      48186     Wayne                  1        Multifamily            Garden
 1.28    Fort Myers                FL      33908     Lee                    1        Multifamily            Garden
 1.29    Indianapolis              IN      46229     Marion                 1        Multifamily            Garden
 1.30    Wexford                   PA      15090     Allegheny              1        Multifamily            Garden
 1.31    Fort Myers                FL      33919     Lee                    1        Multifamily            Garden
 1.32    Fort Myers                FL      33903     Lee                    1        Multifamily            Garden
 1.33    Wooster                   OH      44691     Wayne                  1        Multifamily            Garden
 1.34    Bridgeville               PA      15017     Allegheny              1        Multifamily            Garden
 1.35    Jacksonville              FL      32225     Duval                  1        Multifamily            Garden
 1.36    Spartanburg               SC      29301     Spartanburg            1        Multifamily            Garden
 1.37    Stone Mountain            GA      30083     DeKalb                 1        Multifamily            Garden
 1.38    Milton                    FL      32570     Santa Rosa             1        Multifamily            Garden
 1.39    Crestview                 FL      32539     Okaloosa               1        Multifamily            Garden
 1.40    Thomasville               GA      31792     Thomas                 1        Multifamily            Garden
 1.41    Cincinnati                OH      45255     Clermont               1        Multifamily            Garden
 1.42    Louisville                KY      40218     Jefferson              1        Multifamily            Garden
 1.43    Dayton                    OH      45415     Montgomery             1        Multifamily            Garden
 1.44    Columbus                  OH      43204     Franklin               1        Multifamily            Garden
 1.45    Augusta                   GA      30909     Richmond               1        Multifamily            Garden
 1.46    Eustis                    FL      32726     Lake                   1        Multifamily            Garden
 1.47    Panama City               FL      32404     Bay                    1        Multifamily            Garden
 1.48    Warner Robins             GA      31093     Houston                1        Multifamily            Garden
 1.49    Conyers                   GA      30013     Rockdale               1        Multifamily            Garden
 1.50    Ft. Oglethorpe            GA      30742     Catoosa                1        Multifamily            Garden
 1.51    Franklin                  OH      45005     Warren                 1        Multifamily            Garden
 1.52    Savannah                  GA      31406     Chatham                1        Multifamily            Garden
 1.53    Anderson                  SC      29621     Anderson               1        Multifamily            Garden
 1.54    Evansville                IN      47715     Vanderburgh            1        Multifamily            Garden
 1.55    Columbus                  OH      43204     Franklin               1        Multifamily            Garden
 1.56    Mansfield                 OH      44906     Richland               1        Multifamily            Garden
 1.57    Ocala                     FL      34470     Marion                 1        Multifamily            Garden
 1.58    Bowling Green             OH      43402     Wood                   1        Multifamily            Garden
 1.59    Waycross                  GA      31501     Ware                   1        Multifamily            Garden
 1.60    Dayton                    OH      45424     Montgomery             1        Multifamily            Garden
 1.61    Athens                    GA      30605     Clarke                 1        Multifamily            Garden
 1.62    Lexington                 KY      40517     Fayette                1        Multifamily            Garden
 1.63    Cuyahoga Falls            OH      44221     Summit                 1        Multifamily            Garden
 1.64    Hilliard                  OH      43026     Franklin               1        Multifamily            Garden
 1.65    Shelbyville               KY      40065     Shelby                 1        Multifamily            Garden
 1.66    Madisonville              KY      42431     Hopkins                1        Multifamily            Garden
 1.67    Michigan City             IN      46360     La Porte               1        Multifamily            Garden
 1.68    Americus                  GA      31709     Sumter                 1        Multifamily            Garden
 1.69    Evansville                IN      47715     Vanderburgh            1        Multifamily            Garden
 1.70    Belleview                 FL      34420     Marion                 1        Multifamily            Garden
 1.71    Lebanon                   IN      46052     Boone                  1        Multifamily            Garden
 1.72    Englewood                 OH      45322     Montgomery             1        Multifamily            Garden
 1.73    Tipton                    IN      46072     Tipton                 1        Multifamily            Garden
   2     Various                Various   Various    Various               274       Manufactured Housing   Mobile Home Park
 2.001   Jacksonville              FL      32250     Duval                  1        Manufactured Housing   Mobile Home Park
 2.002   Orlando                   FL      32825     Orange                 1        Manufactured Housing   Mobile Home Park
 2.003   Jacksonville              FL      32246     Duval                  1        Manufactured Housing   Mobile Home Park
 2.004   Davie                     FL      33325     Broward                1        Manufactured Housing   Mobile Home Park
 2.005   Kissimmee                 FL      34746     Osceola                1        Manufactured Housing   Mobile Home Park
 2.006   Jonesboro                 GA      30238     Clayton                1        Manufactured Housing   Mobile Home Park
 2.007   North Salt Lake           UT      84054     Davis                  1        Manufactured Housing   Mobile Home Park
 2.008   Henderson                 CO      80640     Adams                  1        Manufactured Housing   Mobile Home Park
 2.009   Fort Collins              CO      80528     Larimer                1        Manufactured Housing   Mobile Home Park
 2.010   Marietta                  GA      30064     Cobb                   1        Manufactured Housing   Mobile Home Park
 2.011   Apopka                    FL      32703     Orange                 1        Manufactured Housing   Mobile Home Park
 2.012   Salt Lake City            UT      84117     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.013   Acworth                   GA      30102     Cherokee               1        Manufactured Housing   Mobile Home Park
 2.014   Naples                    FL      34104     Collier                1        Manufactured Housing   Mobile Home Park
 2.015   Aurora                    CO      80011     Arapahoe               1        Manufactured Housing   Mobile Home Park
 2.016   Fairburn                  GA      30213     Fayette                1        Manufactured Housing   Mobile Home Park
 2.017   Sandy                     UT      84070     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.018   Stone Mountain            GA      30087     Gwinnett               1        Manufactured Housing   Mobile Home Park
 2.019   Liverpool                 NY      13090     Onondaga               1        Manufactured Housing   Mobile Home Park
 2.020   Lewisville                TX      75057     Denton                 1        Manufactured Housing   Mobile Home Park
 2.021   West Valley City          UT      84119     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.022   Riverdale                 GA      30296     Clayton                1        Manufactured Housing   Mobile Home Park
 2.023   Raleigh                   NC      27616     Wake                   1        Manufactured Housing   Mobile Home Park
 2.024   Bloomingburg              NY      12721     Sullivan               1        Manufactured Housing   Mobile Home Park
 2.025   Summerville               SC      29483     Berkeley               1        Manufactured Housing   Mobile Home Park
 2.026   North Charleston          SC      29420     Dorchester             1        Manufactured Housing   Mobile Home Park
 2.027   Thornton                  CO      80229     Adams                  1        Manufactured Housing   Mobile Home Park
 2.028   Golden                    CO      80401     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.029   Mableton                  GA      30126     Cobb                   1        Manufactured Housing   Mobile Home Park
 2.030   Raleigh                   NC      27603     Wake                   1        Manufactured Housing   Mobile Home Park
 2.031   West Jordan               UT      84088     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.032   Greeley                   CO      80631     Weld                   1        Manufactured Housing   Mobile Home Park
 2.033   Flint                     MI      48507     Genesee                1        Manufactured Housing   Mobile Home Park
 2.034   Belton                    MO      64012     Cass                   1        Manufactured Housing   Mobile Home Park
 2.035   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.036   Grand Forks               ND      58201     Grand Forks            1        Manufactured Housing   Mobile Home Park
 2.037   Las Cruces                NM      88001     Dona Ana               1        Manufactured Housing   Mobile Home Park
 2.038   Kennesaw                  GA      30152     Cobb                   1        Manufactured Housing   Mobile Home Park
 2.039   Layton                    UT      84041     Davis                  1        Manufactured Housing   Mobile Home Park
 2.040   Greensboro                NC      27405     Guilford               1        Manufactured Housing   Mobile Home Park
 2.041   Goshen                    IN      46528     Elkhart                1        Manufactured Housing   Mobile Home Park
 2.042   Gainesville               FL      32608     Alachua                1        Manufactured Housing   Mobile Home Park
 2.043   Corpus Christi            TX      78415     Nueces                 1        Manufactured Housing   Mobile Home Park
 2.044   Sioux City                IA      51108     Woodbury               1        Manufactured Housing   Mobile Home Park
 2.045   Jacksonville              FL      32244     Duval                  1        Manufactured Housing   Mobile Home Park
 2.046   West Valley City          UT      84119     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.047   Lawrence                  KS      66046     Douglas                1        Manufactured Housing   Mobile Home Park
 2.048   Denton                    TX      76207     Denton                 1        Manufactured Housing   Mobile Home Park
 2.049   Moline                    IL      61265     Rock Island            1        Manufactured Housing   Mobile Home Park
 2.050   Douglasville              GA      30134     Douglas                1        Manufactured Housing   Mobile Home Park
 2.051   Riverdale                 UT      84405     Weber                  1        Manufactured Housing   Mobile Home Park
 2.052   Lawrenceville             GA      30043     Gwinnett               1        Manufactured Housing   Mobile Home Park
 2.053   Snellville                GA      30039     Gwinnett               1        Manufactured Housing   Mobile Home Park
 2.054   Marion                    IA      52302     Linn                   1        Manufactured Housing   Mobile Home Park
 2.055   Danboro                   PA      18810     Bucks                  1        Manufactured Housing   Mobile Home Park
 2.056   Manhattan                 KS      66502     Riley                  1        Manufactured Housing   Mobile Home Park
 2.057   Pleasant View             UT      84404     Weber                  1        Manufactured Housing   Mobile Home Park
 2.058   Fort Worth                TX      76120     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.059   Greeley                   CO      80631     Weld                   1        Manufactured Housing   Mobile Home Park
 2.060   Lake Wales                FL      33859     Polk                   1        Manufactured Housing   Mobile Home Park
 2.061   Oklahoma City             OK      73135     Cleveland              1        Manufactured Housing   Mobile Home Park
 2.062   Altoona                   IA      50009     Polk                   1        Manufactured Housing   Mobile Home Park
 2.063   Magna                     UT      84044     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.064   Nanuet                    NY      10954     Rockland               1        Manufactured Housing   Mobile Home Park
 2.065   Arlington                 TX      76001     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.066   Pontoon Beach             IL      62040     Madison                1        Manufactured Housing   Mobile Home Park
 2.067   Clearfield                UT      84015     Davis                  1        Manufactured Housing   Mobile Home Park
 2.068   Raleigh                   NC      27604     Wake                   1        Manufactured Housing   Mobile Home Park
 2.069   Goshen                    IN      46528     Elkhart                1        Manufactured Housing   Mobile Home Park
 2.070   Arvada                    CO      80002     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.071   Lewisville                TX      75056     Denton                 1        Manufactured Housing   Mobile Home Park
 2.072   Elkhart                   IN      46516     Elkhart                1        Manufactured Housing   Mobile Home Park
 2.073   Ogden                     UT      84404     Webber                 1        Manufactured Housing   Mobile Home Park
 2.074   Kansas City               KS      66111     Wyandotte              1        Manufactured Housing   Mobile Home Park
 2.075   South Sioux City          NE      68776     Dakota                 1        Manufactured Housing   Mobile Home Park
 2.076   West Jordan               UT      84088     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.077   Lewisville                TX      75056     Denton                 1        Manufactured Housing   Mobile Home Park
 2.078   Waterloo                  IA      50701     Black Hawk             1        Manufactured Housing   Mobile Home Park
 2.079   Fayetteville              GA      30214     Fayette                1        Manufactured Housing   Mobile Home Park
 2.080   Taylor                    PA      18517     Lackawanna             1        Manufactured Housing   Mobile Home Park
 2.081   Arlington                 TX      76012     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.082   Los Alamos                NM      87544     Los Alamos             1        Manufactured Housing   Mobile Home Park
 2.083   Elkhart                   IN      46517     Elkhart                1        Manufactured Housing   Mobile Home Park
 2.084   Fayetteville              GA      30214     Fayette                1        Manufactured Housing   Mobile Home Park
 2.085   Plano                     TX      75074     Collin                 1        Manufactured Housing   Mobile Home Park
 2.086   Elkhart                   IN      46514     Elkhart                1        Manufactured Housing   Mobile Home Park
 2.087   Las Cruces                NM      88005     Dona Ana               1        Manufactured Housing   Mobile Home Park
 2.088   Crowley                   TX      76036     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.089   Des Moines                IA      50320     Polk                   1        Manufactured Housing   Mobile Home Park
 2.090   Topeka                    KS      66609     Shawnee                1        Manufactured Housing   Mobile Home Park
 2.091   Seagoville                TX      75159     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.092   Gillette                  WY      82716     Campbell               1        Manufactured Housing   Mobile Home Park
 2.093   Ogden                     UT      84404     Weber                  1        Manufactured Housing   Mobile Home Park
 2.094   Davenport                 IA      52804     Scott                  1        Manufactured Housing   Mobile Home Park
 2.095   Dubuque                   IA      52001     Dubuque                1        Manufactured Housing   Mobile Home Park
 2.096   Port Byron                IL      61275     Rock Island            1        Manufactured Housing   Mobile Home Park
 2.097   Queensbury                NY      12804     Warren                 1        Manufactured Housing   Mobile Home Park
 2.098   Hutchins                  TX      75141     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.099   Arvada                    CO      80002     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.100   Port Jervis               NY      12771     Orange                 1        Manufactured Housing   Mobile Home Park
 2.101   Greeley                   CO      80631     Weld                   1        Manufactured Housing   Mobile Home Park
 2.102   Davenport                 IA      52806     Scott                  1        Manufactured Housing   Mobile Home Park
 2.103   Pompano Beach             FL      33064     Broward                1        Manufactured Housing   Mobile Home Park
 2.104   Kansas City               MO      64156     Clay                   1        Manufactured Housing   Mobile Home Park
 2.105   Des Moines                IA      50320     Polk                   1        Manufactured Housing   Mobile Home Park
 2.106   Tooele                    UT      84074     Tooele                 1        Manufactured Housing   Mobile Home Park
 2.107   Alton                     IL      62002     Madison                1        Manufactured Housing   Mobile Home Park
 2.108   Corpus Christi            TX      78417     Nueces                 1        Manufactured Housing   Mobile Home Park
 2.109   Coppell                   TX      75019     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.110   Topeka                    KS      66608     Shawnee                1        Manufactured Housing   Mobile Home Park
 2.111   Pueblo                    CO      81001     Pueblo                 1        Manufactured Housing   Mobile Home Park
 2.112   Sioux City                IA      51105     Woodbury               1        Manufactured Housing   Mobile Home Park
 2.113   West Valley City          UT      84128     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.114   Gainesville               FL      32653     Alachua                1        Manufactured Housing   Mobile Home Park
 2.115   Davenport                 IA      52806     Scott                  1        Manufactured Housing   Mobile Home Park
 2.116   Honey Brook               PA      19344     Chester                1        Manufactured Housing   Mobile Home Park
 2.117   Greensboro                NC      27406     Guilford               1        Manufactured Housing   Mobile Home Park
 2.118   Columbia                  TN      38401     Maury                  1        Manufactured Housing   Mobile Home Park
 2.119   Denver                    CO      80221     Adams                  1        Manufactured Housing   Mobile Home Park
 2.120   Orlando                   FL      32822     Orange                 1        Manufactured Housing   Mobile Home Park
 2.121   El Paso                   TX      79928     El Paso                1        Manufactured Housing   Mobile Home Park
 2.122   Loveland                  CO      80538     Larimer                1        Manufactured Housing   Mobile Home Park
 2.123   Keller                    TX      76248     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.124   Tyler                     TX      75703     Smith                  1        Manufactured Housing   Mobile Home Park
 2.125   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.126   Jacksonville              FL      32210     Duval                  1        Manufactured Housing   Mobile Home Park
 2.127   Winter Haven              FL      33881     Polk                   1        Manufactured Housing   Mobile Home Park
 2.128   Pueblo                    CO      81005     Pueblo                 1        Manufactured Housing   Mobile Home Park
 2.129   Huntsville                TX      77340     Walker                 1        Manufactured Housing   Mobile Home Park
 2.130   Flint                     MI      48507     Genesee                1        Manufactured Housing   Mobile Home Park
 2.131   O'Fallon                  IL      62269     Saint Clair            1        Manufactured Housing   Mobile Home Park
 2.132   DeSoto                    TX      75115     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.133   Cheyenne                  WY      82007     Laramie                1        Manufactured Housing   Mobile Home Park
 2.134   Orlando                   FL      32809     Orange                 1        Manufactured Housing   Mobile Home Park
 2.135   Springdale                AR      72764     Washington             1        Manufactured Housing   Mobile Home Park
 2.136   Somerset                  PA      15501     Somerset               1        Manufactured Housing   Mobile Home Park
 2.137   Royse City                TX      75189     Rockwall               1        Manufactured Housing   Mobile Home Park
 2.138   Oklahoma City             OK      73127     Canadian               1        Manufactured Housing   Mobile Home Park
 2.139   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.140   Cedar Rapids              IA      52404     Linn                   1        Manufactured Housing   Mobile Home Park
 2.141   Schuylkill Haven          PA      17972     Schuylkill             1        Manufactured Housing   Mobile Home Park
 2.142   Imperial                  MO      63052     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.143   Greensburg                PA      15601     Westmoreland           1        Manufactured Housing   Mobile Home Park
 2.144   Wendell                   NC      27591     Wake                   1        Manufactured Housing   Mobile Home Park
 2.145   Aledo                     TX      76008     Parker                 1        Manufactured Housing   Mobile Home Park
 2.146   Grand Forks               ND      58201     Grand Forks            1        Manufactured Housing   Mobile Home Park
 2.147   Greensboro                NC      27405     Guilford               1        Manufactured Housing   Mobile Home Park
 2.148   Mansfield                 TX      76063     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.149   DeSoto                    TX      75115     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.150   Jacksonville              FL      32210     Duval                  1        Manufactured Housing   Mobile Home Park
 2.151   Wichita                   KS      67217     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.152   Washingtonville           NY      10992     Orange                 1        Manufactured Housing   Mobile Home Park
 2.153   Berwick                   PA      17815     Columbia               1        Manufactured Housing   Mobile Home Park
 2.154   Gillette                  WY      82716     Campbell               1        Manufactured Housing   Mobile Home Park
 2.155   Pueblo                    CO      81005     Peublo                 1        Manufactured Housing   Mobile Home Park
 2.156   Oklahoma City             OK      73169     Oklahoma               1        Manufactured Housing   Mobile Home Park
 2.157   Wichita                   KS      67216     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.158   Tyler                     TX      75708     Smith                  1        Manufactured Housing   Mobile Home Park
 2.159   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.160   Coppell                   TX      75019     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.161   Douglasville              GA      30134     Douglas                1        Manufactured Housing   Mobile Home Park
 2.162   Laramie                   WY      82072     Albany                 1        Manufactured Housing   Mobile Home Park
 2.163   Nashville                 TN      37207     Davidson               1        Manufactured Housing   Mobile Home Park
 2.164   Cheyenne                  WY      82007     Laramie                1        Manufactured Housing   Mobile Home Park
 2.165   Birch Run                 MI      48415     Saginaw                1        Manufactured Housing   Mobile Home Park
 2.166   Terrell                   TX      75160     Kaufman                1        Manufactured Housing   Mobile Home Park
 2.167   Fort Collins              CO      80525     Larimer                1        Manufactured Housing   Mobile Home Park
 2.168   Ogden                     UT      84404     Weber                  1        Manufactured Housing   Mobile Home Park
 2.169   Temple                    TX      76501     Bell                   1        Manufactured Housing   Mobile Home Park
 2.170   Connelly                  NY      12417     Ulster                 1        Manufactured Housing   Mobile Home Park
 2.171   DeSoto                    TX      75115     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.172   Oklahoma City             OK      73135     Oklahoma               1        Manufactured Housing   Mobile Home Park
 2.173   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.174   Fort Worth                TX      76119     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.175   Avoca                     PA      18641     Luzerne                1        Manufactured Housing   Mobile Home Park
 2.176   Oklahoma City             OK      73128     Oklahoma               1        Manufactured Housing   Mobile Home Park
 2.177   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.178   Manhattan                 KS      66502     Riley                  1        Manufactured Housing   Mobile Home Park
 2.179   Casper                    WY      82604     Natrona                1        Manufactured Housing   Mobile Home Park
 2.180   Wichita                   KS      67217     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.181   Manhattan                 KS      66502     Riley                  1        Manufactured Housing   Mobile Home Park
 2.182   Browns Summit             NC      27214     Guilford               1        Manufactured Housing   Mobile Home Park
 2.183   Ephrata                   PA      17522     Lancaster              1        Manufactured Housing   Mobile Home Park
 2.184   Pocatello                 ID      83204     Bannock                1        Manufactured Housing   Mobile Home Park
 2.185   Lithia Springs            GA      30122     Douglas                1        Manufactured Housing   Mobile Home Park
 2.186   Norristown                PA      19403     Montgomery             1        Manufactured Housing   Mobile Home Park
 2.187   Goodlettsville            TN      37072     Davidson               1        Manufactured Housing   Mobile Home Park
 2.188   Choctaw                   OK      73020     Oklahoma               1        Manufactured Housing   Mobile Home Park
 2.189   Denton                    TX      76208     Denton                 1        Manufactured Housing   Mobile Home Park
 2.190   Casper                    WY      82609     Natrona                1        Manufactured Housing   Mobile Home Park
 2.191   Davenport                 IA      52804     Scott                  1        Manufactured Housing   Mobile Home Park
 2.192   Fenton                    MO      63026     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.193   Newton                    IA      50208     Jasper                 1        Manufactured Housing   Mobile Home Park
 2.194   Lawrence                  KS      66044     Douglas                1        Manufactured Housing   Mobile Home Park
 2.195   Park City                 KS      67219     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.196   Salina                    KS      67401     Saline                 1        Manufactured Housing   Mobile Home Park
 2.197   Fort Worth                TX      76119     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.198   Hays                      KS      67601     Ellis                  1        Manufactured Housing   Mobile Home Park
 2.199   Gillette                  WY      83718     Campbell               1        Manufactured Housing   Mobile Home Park
 2.200   Casper                    WY      82604     Natrona                1        Manufactured Housing   Mobile Home Park
 2.201   Stillwater                OK      74074     Payne                  1        Manufactured Housing   Mobile Home Park
 2.202   Commerce City             CO      80022     Adams                  1        Manufactured Housing   Mobile Home Park
 2.203   Fayetteville              AR      72704     Washington             1        Manufactured Housing   Mobile Home Park
 2.204   House Springs             MO      63051     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.205   Oklahoma City             OK      73127     Canadian               1        Manufactured Housing   Mobile Home Park
 2.206   Ladson                    SC      29456     Charleston             1        Manufactured Housing   Mobile Home Park
 2.207   Riverdale                 GA      30274     Clayton                1        Manufactured Housing   Mobile Home Park
 2.208   Gillette                  WY      82718     Campbell               1        Manufactured Housing   Mobile Home Park
 2.209   Pocatello                 ID      83201     Bannock                1        Manufactured Housing   Mobile Home Park
 2.210   Lawrence                  KS      66044     Douglas                1        Manufactured Housing   Mobile Home Park
 2.211   Commerce City             CO      80022     Adams                  1        Manufactured Housing   Mobile Home Park
 2.212   Fayetteville              AR      72704     Washington             1        Manufactured Housing   Mobile Home Park
 2.213   Seagoville                TX      75159     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.214   Seagoville                TX      75159     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.215   Lawrence                  KS      66046     Douglas                1        Manufactured Housing   Mobile Home Park
 2.216   Topeka                    KS      66608     Shawnee                1        Manufactured Housing   Mobile Home Park
 2.217   Dallas                    TX      75253     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.218   Jacksonville              FL      32222     Duval                  1        Manufactured Housing   Mobile Home Park
 2.219   Fort Worth                TX      76119     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.220   Corpus Christi            TX      78406     Nueces                 1        Manufactured Housing   Mobile Home Park
 2.221   Bloomsburg                PA      18603     Columbia               1        Manufactured Housing   Mobile Home Park
 2.222   Wichita                   KS      67219     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.223   West Valley City          UT      84128     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.224   Chambersburg              PA      17201     Franklin               1        Manufactured Housing   Mobile Home Park
 2.225   Tyler                     TX      75708     Smith                  1        Manufactured Housing   Mobile Home Park
 2.226   West Valley City          UT      84119     Salt Lake              1        Manufactured Housing   Mobile Home Park
 2.227   Saratoga Springs          NY      12866     Saratoga               1        Manufactured Housing   Mobile Home Park
 2.228   Casper                    WY      82609     Natrona                1        Manufactured Housing   Mobile Home Park
 2.229   Cheyenne                  WY      82001     Laramie                1        Manufactured Housing   Mobile Home Park
 2.230   Stillwater                OK      74074     Payne                  1        Manufactured Housing   Mobile Home Park
 2.231   Wichita                   KS      67217     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.232   Chambersburg              PA      17202     Franklin               1        Manufactured Housing   Mobile Home Park
 2.233   Orlando                   FL      32839     Orange                 1        Manufactured Housing   Mobile Home Park
 2.234   Tunkhannock               PA      18657     Wyoming                1        Manufactured Housing   Mobile Home Park
 2.235   Ephrata                   PA      17522     Lancaster              1        Manufactured Housing   Mobile Home Park
 2.236   Godfrey                   IL      62035     Madison                1        Manufactured Housing   Mobile Home Park
 2.237   Salina                    KS      67401     Saline                 1        Manufactured Housing   Mobile Home Park
 2.238   Stillwater                OK      74074     Payne                  1        Manufactured Housing   Mobile Home Park
 2.239   Arnold                    MO      63010     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.240   Fort Worth                TX      76119     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.241   Casper                    WY      82601     Natrona                1        Manufactured Housing   Mobile Home Park
 2.242   Arnold                    MO      63010     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.243   Salina                    KS      67401     Saline                 1        Manufactured Housing   Mobile Home Park
 2.244   Greensboro                NC      27405     Guilford               1        Manufactured Housing   Mobile Home Park
 2.245   Gainesville               TX      76240     Cooke                  1        Manufactured Housing   Mobile Home Park
 2.246   Stillwater                OK      74074     Payne                  1        Manufactured Housing   Mobile Home Park
 2.247   Sayre                     PA      18840     Bradford               1        Manufactured Housing   Mobile Home Park
 2.248   Honey Brook               PA      17202     Chester                1        Manufactured Housing   Mobile Home Park
 2.249   Fort Worth                TX      76119     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.250   Wichita                   KS      67216     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.251   Sherman                   TX      75090     Grayson                1        Manufactured Housing   Mobile Home Park
 2.252   Blossvale                 NY      13308     Oneida                 1        Manufactured Housing   Mobile Home Park
 2.253   Horseheads                NY      14845     Chemung                1        Manufactured Housing   Mobile Home Park
 2.254   Narvon                    PA      17555     Lancaster              1        Manufactured Housing   Mobile Home Park
 2.255   Coal Valley               IL      61240     Rock Island            1        Manufactured Housing   Mobile Home Park
 2.256   Fort Worth                TX      76119     Tarrant                1        Manufactured Housing   Mobile Home Park
 2.257   Seagoville                TX      75159     Dallas                 1        Manufactured Housing   Mobile Home Park
 2.258   Topeka                    KS      66619     Shawnee                1        Manufactured Housing   Mobile Home Park
 2.259   Fuquay-Varina             NC      27526     Wake                   1        Manufactured Housing   Mobile Home Park
 2.260   Haysville                 KS      67060     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.261   Jonestown                 PA      17038     Lebanon                1        Manufactured Housing   Mobile Home Park
 2.262   Sherman                   TX      75090     Grayson                1        Manufactured Housing   Mobile Home Park
 2.263   Athens                    PA      18840     Bradford               1        Manufactured Housing   Mobile Home Park
 2.264   Wichita                   KS      67216     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.265   House Springs             MO      63051     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.266   Midwest City              OK      73130     Oklahoma               1        Manufactured Housing   Mobile Home Park
 2.267   Midwest City              OK      73110     Oklahoma               1        Manufactured Housing   Mobile Home Park
 2.268   Wichita                   KS      67217     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.269   Chambersburg              PA      17201     Franklin               1        Manufactured Housing   Mobile Home Park
 2.270   Douglass                  KS      67039     Butler                 1        Manufactured Housing   Mobile Home Park
 2.271   Arnold                    MO      63010     Jefferson              1        Manufactured Housing   Mobile Home Park
 2.272   Gansevoort                NY      12831     Saratoga               1        Manufactured Housing   Mobile Home Park
 2.273   Wichita                   KS      67209     Sedgwick               1        Manufactured Housing   Mobile Home Park
 2.274   Wichita                   KS      67217     Sedgwick               1        Manufactured Housing   Mobile Home Park
   6     Hyattsville               MD      20782     Prince George's        1        Multifamily            Student Housing
         Houston                   TX      77042     Harris                 2        Multifamily            Garden
   9     Houston                   TX      77042     Harris                 1        Multifamily            Garden
  10     Houston                   TX      77042     Harris                 1        Multifamily            Garden
  11     Dallas                    TX      75287     Collin                 1        Multifamily            Garden
  12     Inver Grove Heights       MN      55076     Dakota                 1        Manufactured Housing   Mobile Home Park
  16     San Antonio               TX      78251     Bexar                  1        Multifamily            Garden
  19     Bowling Green             KY      42104     Warren                 1        Multifamily            Garden
  21     Greenville                SC      29615     Greenville             1        Multifamily            Garden
  23     Brighton                  NY      14623     Monroe                 1        Multifamily            Garden
  34     Baton Rouge               LA      70810     East Baton Rouge       1        Multifamily            Garden
  42     Indianapolis              IN      46226     Marion                 1        Multifamily            Garden
  45     Hawthorne                 CA      90250     Los Angeles            1        Multifamily            Garden
  52     Los Angeles               CA      90004     Los Angeles            1        Multifamily            Garden
  55     Jacksonville              FL      32277     Duval                  1        Multifamily            Garden
  56     Various                   NY     Various    Monroe                 5        Multifamily            Garden
 56.01   Webster                   NY      14580     Monroe                 1        Multifamily            Garden
 56.02   Scottsville               NY      14546     Monroe                 1        Multifamily            Garden
 56.03   Ogden                     NY      14624     Monroe                 1        Multifamily            Garden
 56.04   Gates                     NY      14624     Monroe                 1        Multifamily            Garden
 56.05   Webster                   NY      14580     Monroe                 1        Multifamily            Garden
  57     Houston                   TX      77034     Harris                 1        Multifamily            Garden
  66     Lakeland                  FL      33815     Polk                   1        Manufactured Housing   Mobile Home Park
  68     Seabrook                  TX      77586     Harris                 1        Multifamily            Garden
  70     Baltimore                 MD      21225     Baltimore City         1        Multifamily            Garden
  75     Oak Lawn                  IL      60453     Cook                   1        Manufactured Housing   Mobile Home Park
  81     Cary                      NC      27511     Wake                   1        Multifamily            Garden
  85     Millville                 NJ      08332     Cumberland             1        Multifamily            Garden
  87     College Station           TX      77840     Brazos                 1        Multifamily            Garden
  88     Richmond                  VA      23220     Henrico                1        Multifamily            Garden
  92     Denton                    TX      76207     Denton                 1        Multifamily            Garden
  99     Spartanburg               SC      29301     Spartanburg            1        Multifamily            Garden
  102    Evanston                  IL      60201     Cook                   1        Multifamily            Mid/High Rise
  103    Carson City               NV      89706     Carson City            1        Multifamily            Garden
  105    Midlothian                TX      76065     Ellis                  1        Multifamily            Garden
  110    Warrensville Heights      OH      44128     Cuyahoga               1        Multifamily            Garden
  115    Alamogordo                NM      88310     Otero                  1        Multifamily            Garden
  148    Media                     PA      19063     Delaware               1        Multifamily            Garden
  151    Long Beach                CA      90805     Los Angeles            1        Multifamily            Garden
  152    Newport Beach             CA      92663     Orange                 1        Multifamily            Garden
  159    Sacramento                CA      95831     Sacramento             1        Multifamily            Garden
  160    Brooklyn                  NY      11201     Kings                  1        Multifamily            Garden
  165    Seattle                   WA      98102     King                   1        Multifamily            Garden
  171    Seattle                   WA      98102     King                   1        Multifamily            Garden
  180    Vancouver                 WA      98660     Clark                  1        Manufactured Housing   Mobile Home Park
  185    Greenfield                CA      93927     Monterey               1        Manufactured Housing   Mobile Home Park
  190    Lakeland                  FL      33815     Polk                   1        Manufactured Housing   Mobile Home Park
  193    Van Nuys                  CA      91405     Los Angeles            1        Multifamily            Garden
  197    Pasadena                  CA      91101     Los Angeles            1        Multifamily            Garden
  198    Brooklyn                  NY      11238     Kings                  1        Multifamily            Garden
  201    Seattle                   WA      98105     King                   1        Multifamily            Garden
  203    Redmond                   WA      98052     King                   1        Multifamily            Garden
  209    Los Angeles               CA      90501     Los Angeles            1        Multifamily            Garden
  210    Westwood                  CA      90025     Los Angeles            1        Multifamily            Garden
  213    Brooklyn                  NY      11222     Kings                  1        Multifamily            Garden
  214    Torrance                  CA      90501     Los Angeles            1        Multifamily            Garden
  215    Torrance                  CA      90501     Los Angeles            1        Multifamily            Garden
  216    Orange                    CA      92868     Orange                 1        Multifamily            Garden
  217    Torrance                  CA      90501     Los Angeles            1        Multifamily            Garden
  218    Torrance                  CA      90501     Los Angeles            1        Multifamily            Garden

                                                                                                        PADS
                        CUT-OFF DATE    LOAN                                                        --------------
         CUT-OFF DATE     BALANCE      GROUP                    OCCUPANCY                           AVG RENT PER
LOAN #    BALANCE ($)   PER UNIT ($)   1 OR 2   OCCUPANCY %       DATE       TOTAL UNITS/PADS          MO. ($)
------------------------------------------------------------------------------------------------------------------

   1      335,000,000      48,607.08      2       94.29          4/1/2007         6,892
 1.01      17,200,000                     2       96.15          4/1/2007          234
 1.02      17,170,000                     2       91.64          4/1/2007          287
 1.03      12,800,000                     2       96.26          4/1/2007          187
 1.04      11,400,000                     2       95.00          4/1/2007          160
 1.05       8,680,000                     2       96.69          4/1/2007          121
 1.06       7,200,000                     2       94.16          4/1/2007          154
 1.07       6,676,000                     2       95.63          4/1/2007          167
 1.08       6,410,000                     2       92.59          4/1/2007          135
 1.09       6,390,000                     2       93.33          4/1/2007           75
 1.10       6,240,000                     2       96.25          4/1/2007           80
 1.11       6,160,000                     2       96.15          4/1/2007          104
 1.12       5,840,000                     2       89.35          4/1/2007          168
 1.13       5,760,000                     2       94.25          4/1/2007           87
 1.14       5,760,000                     2       94.07          4/1/2007          135
 1.15       5,700,000                     2       93.94          4/1/2007          132
 1.16       5,700,000                     2       92.00          4/1/2007          156
 1.17       5,600,000                     2       97.18          4/1/2007          141
 1.18       5,480,000                     2       97.20          4/1/2007          109
 1.19       5,400,000                     2       97.95          4/1/2007          146
 1.20       5,360,000                     2       93.16          4/1/2007          117
 1.21       5,200,000                     2       97.37          4/1/2007           76
 1.22       5,200,000                     2       92.59          4/1/2007          138
 1.23       5,190,000                     2       97.71          4/1/2007          130
 1.24       5,100,000                     2       93.22          4/1/2007          118
 1.25       4,660,000                     2       96.67          4/1/2007          120
 1.26       4,520,000                     2       90.48          4/1/2007          147
 1.27       4,400,000                     2       94.06          4/1/2007          101
 1.28       4,380,000                     2       93.33          4/1/2007           60
 1.29       4,240,000                     2       91.20          4/1/2007          125
 1.30       4,240,000                     2       94.59          4/1/2007           74
 1.31       4,190,000                     2       96.61          4/1/2007           59
 1.32       4,150,000                     2       85.07          4/1/2007           67
 1.33       4,050,000                     2       93.27          4/1/2007          104
 1.34       4,000,000                     2       97.40          4/1/2007           76
 1.35       3,980,000                     2       92.96          4/1/2007           71
 1.36       3,970,000                     2       88.42          4/1/2007           95
 1.37       3,840,000                     2      100.00          4/1/2007           81
 1.38       3,770,000                     2       90.63          4/1/2007           64
 1.39       3,730,000                     2       93.85          4/1/2007           65
 1.40       3,600,000                     2       93.33          4/1/2007           75
 1.41       3,560,000                     2       95.71          4/1/2007           70
 1.42       3,470,000                     2       89.80          4/1/2007           98
 1.43       3,410,000                     2       96.05          4/1/2007           76
 1.44       3,320,000                     2       92.77          4/1/2007           83
 1.45       3,280,000                     2       94.29          4/1/2007           70
 1.46       3,270,000                     2       96.00          4/1/2007           50
 1.47       3,269,000                     2       81.82          4/1/2007           66
 1.48       3,230,000                     2       90.91          4/1/2007           66
 1.49       3,200,000                     2       91.14          4/1/2007           79
 1.50       3,160,000                     2       92.41          4/1/2007           79
 1.51       3,100,000                     2      100.00          4/1/2007           63
 1.52       3,010,000                     2      100.00          4/1/2007           53
 1.53       3,000,000                     2       93.48          4/1/2007           92
 1.54       2,960,000                     2       98.63          4/1/2007           73
 1.55       2,920,000                     2       94.81          4/1/2007           77
 1.56       2,800,000                     2       95.83          4/1/2007           72
 1.57       2,745,000                     2       96.08          4/1/2007           51
 1.58       2,730,000                     2       94.03          4/1/2007           67
 1.59       2,700,000                     2      100.00          4/1/2007           64
 1.60       2,680,000                     2       92.75          4/1/2007           69
 1.61       2,640,000                     2       98.11          4/1/2007           53
 1.62       2,620,000                     2       95.00          4/1/2007           60
 1.63       2,600,000                     2       94.55          4/1/2007           55
 1.64       2,550,000                     2       93.33          4/1/2007           60
 1.65       2,440,000                     2       93.10          4/1/2007           58
 1.66       2,380,000                     2       93.06          4/1/2007           72
 1.67       2,260,000                     2       96.23          4/1/2007           58
 1.68       2,240,000                     2       91.67          4/1/2007           60
 1.69       2,230,000                     2       98.39          4/1/2007           62
 1.70       2,160,000                     2      100.00          4/1/2007           42
 1.71       2,160,000                     2       86.89          4/1/2007           61
 1.72       1,940,000                     2       89.58          4/1/2007           48
 1.73       1,630,000                     2       93.18          4/1/2007           44
   2      250,000,000      27,560.57      2       82.57         4/30/2007         57,165                325
 2.001      6,448,746                     2       97.53         4/30/2007          931                  337
 2.002      4,623,294                     2       85.71         4/30/2007          665                  398
 2.003      4,316,090                     2       92.52         4/30/2007          642                  358
 2.004      3,810,854                     2       90.39         4/30/2007          406                  528
 2.005      3,650,904                     2       98.36         4/30/2007          489                  389
 2.006      3,541,733                     2       79.76         4/30/2007          850                  345
 2.007      3,399,556                     2       99.47         4/30/2007          379                  421
 2.008      3,121,549                     2       91.15         4/30/2007          339                  496
 2.009      3,068,232                     2       83.51         4/30/2007          485                  408
 2.010      2,895,589                     2       95.58         4/30/2007          430                  403
 2.011      2,768,645                     2       97.77         4/30/2007          404                  370
 2.012      2,654,395                     2       99.07         4/30/2007          323                  408
 2.013      2,611,235                     2       85.40         4/30/2007          507                  413
 2.014      2,552,840                     2       90.06         4/30/2007          362                  400
 2.015      2,458,902                     2       91.75         4/30/2007          303                  479
 2.016      2,342,114                     2       78.24         4/30/2007          510                  369
 2.017      2,160,584                     2       99.63         4/30/2007          273                  402
 2.018      2,031,101                     2       81.97         4/30/2007          355                  409
 2.019      1,981,593                     2       57.44         4/30/2007          806                  393
 2.020      1,967,629                     2       98.61         4/30/2007          287                  414
 2.021      1,956,204                     2       97.59         4/30/2007          249                  404
 2.022      1,938,432                     2       88.99         4/30/2007          436                  354
 2.023      1,853,380                     2       97.77         4/30/2007          314                  393
 2.024      1,847,033                     2       99.22         4/30/2007          257                  526
 2.025      1,838,147                     2       70.60         4/30/2007          602                  302
 2.026      1,796,255                     2       89.41         4/30/2007          425                  324
 2.027      1,774,992                     2       97.12         4/30/2007          208                  463
 2.028      1,675,659                     2       82.46         4/30/2007          228                  499
 2.029      1,662,964                     2       98.33         4/30/2007          300                  367
 2.030      1,635,036                     2       96.58         4/30/2007          322                  335
 2.031      1,600,762                     2       99.53         4/30/2007          211                  393
 2.032      1,579,181                     2       74.62         4/30/2007          331                  355
 2.033      1,575,373                     2       72.68         4/30/2007          377                  397
 2.034      1,552,523                     2       85.55         4/30/2007          443                  321
 2.035      1,509,362                     2       78.96         4/30/2007          385                  313
 2.036      1,495,398                     2       94.04         4/30/2007          302                  358
 2.037      1,487,782                     2       81.64         4/30/2007          354                  365
 2.038      1,487,782                     2       91.39         4/30/2007          267                  410
 2.039      1,483,973                     2       96.17         4/30/2007          209                  349
 2.040      1,454,776                     2       71.79         4/30/2007          468                  307
 2.041      1,453,507                     2       71.94         4/30/2007          360                  345
 2.042      1,447,160                     2       95.92         4/30/2007          343                  248
 2.043      1,444,621                     2       87.35         4/30/2007          340                  314
 2.044      1,437,004                     2       74.13         4/30/2007          518                  297
 2.045      1,410,346                     2       69.44         4/30/2007          288                  281
 2.046      1,409,076                     2       98.50         4/30/2007          200                  374
 2.047      1,376,071                     2       93.85         4/30/2007          260                  298
 2.048      1,367,185                     2       73.03         4/30/2007          356                  335
 2.049      1,348,143                     2       92.81         4/30/2007          292                  308
 2.050      1,345,605                     2       72.22         4/30/2007          126                  356
 2.051      1,320,216                     2       95.19         4/30/2007          208                  339
 2.052      1,307,521                     2       98.52         4/30/2007          203                  423
 2.053      1,307,521                     2       84.09         4/30/2007          264                  382
 2.054      1,301,174                     2       73.80         4/30/2007          439                  276
 2.055      1,301,174                     2      100.00         4/30/2007          230                  382
 2.056      1,288,480                     2       99.12         4/30/2007          342                  248
 2.057      1,268,169                     2       77.22         4/30/2007          237                  337
 2.058      1,263,091                     2       78.18         4/30/2007          275                  352
 2.059      1,247,223                     2       51.64         4/30/2007          426                  396
 2.060      1,221,200                     2       97.66         4/30/2007          214                  277
 2.061      1,218,661                     2       81.86         4/30/2007          408                  248
 2.062      1,218,661                     2       92.04         4/30/2007          226                  390
 2.063      1,217,391                     2       88.24         4/30/2007          204                  351
 2.064      1,216,122                     2      100.00         4/30/2007          136                  702
 2.065      1,211,044                     2       91.50         4/30/2007          247                  342
 2.066      1,211,044                     2       90.97         4/30/2007          277                  304
 2.067      1,205,966                     2       94.36         4/30/2007          195                  320
 2.068      1,195,811                     2       96.17         4/30/2007          183                  422
 2.069      1,194,541                     2       93.53         4/30/2007          232                  336
 2.070      1,192,003                     2       92.14         4/30/2007          140                  482
 2.071      1,190,733                     2       96.92         4/30/2007          195                  377
 2.072      1,188,194                     2       97.56         4/30/2007          205                  340
 2.073      1,180,578                     2       92.47         4/30/2007          186                  336
 2.074      1,178,039                     2       73.23         4/30/2007          396                  293
 2.075      1,175,500                     2       82.78         4/30/2007          273                  290
 2.076      1,158,997                     2       92.94         4/30/2007          170                  368
 2.077      1,136,147                     2       95.19         4/30/2007          187                  381
 2.078      1,129,800                     2       93.10         4/30/2007          290                  253
 2.079      1,129,800                     2       90.55         4/30/2007          201                  363
 2.080      1,127,261                     2       90.00         4/30/2007          310                  272
 2.081      1,108,220                     2       83.62         4/30/2007          232                  366
 2.082      1,100,603                     2       77.65         4/30/2007          179                  510
 2.083      1,100,603                     2       83.23         4/30/2007          167                  358
 2.084      1,094,256                     2       80.75         4/30/2007          213                  336
 2.085      1,079,023                     2       96.64         4/30/2007          149                  426
 2.086      1,066,328                     2       93.47         4/30/2007          245                  280
 2.087      1,054,903                     2       87.27         4/30/2007          220                  283
 2.088      1,053,634                     2       80.08         4/30/2007          256                  326
 2.089      1,046,017                     2       91.63         4/30/2007          251                  366
 2.090      1,026,976                     2       87.00         4/30/2007          277                  269
 2.091      1,025,706                     2       82.06         4/30/2007          301                  278
 2.092      1,025,706                     2      100.00         4/30/2007          209                  295
 2.093      1,005,395                     2       92.67         4/30/2007          191                  294
 2.094        993,335                     2       94.41         4/30/2007          179                  334
 2.095        992,066                     2       73.50         4/30/2007          317                  297
 2.096        985,084                     2       84.11         4/30/2007          214                  304
 2.097        977,467                     2       98.91         4/30/2007          183                  370
 2.098        963,504                     2       82.87         4/30/2007          216                  291
 2.099        960,965                     2       89.29         4/30/2007          112                  485
 2.100        959,695                     2       99.40         4/30/2007          166                  410
 2.101        944,462                     2       93.10         4/30/2007          174                  334
 2.102        928,594                     2       82.59         4/30/2007          270                  282
 2.103        911,457                     2       96.67         4/30/2007          120                  449
 2.104        903,840                     2       95.73         4/30/2007          281                  333
 2.105        896,223                     2       97.25         4/30/2007          182                  380
 2.106        896,223                     2       79.46         4/30/2007          185                  276
 2.107        889,559                     2       53.46         4/30/2007          520                  280
 2.108        882,260                     2       54.33         4/30/2007          254                  275
 2.109        877,182                     2       86.03         4/30/2007          136                  456
 2.110        875,912                     2       85.20         4/30/2007          250                  253
 2.111        868,296                     2       55.56         4/30/2007          387                  285
 2.112        867,026                     2       81.77         4/30/2007          203                  294
 2.113        865,757                     2       86.11         4/30/2007          144                  362
 2.114        860,679                     2       98.54         4/30/2007          206                  265
 2.115        856,871                     2       77.61         4/30/2007          259                  275
 2.116        853,063                     2       94.44         4/30/2007          144                  358
 2.117        842,907                     2       82.57         4/30/2007          241                  301
 2.118        833,069                     2       65.14         4/30/2007          350                  277
 2.119        830,213                     2       85.00         4/30/2007          100                  469
 2.120        817,518                     2      100.00         4/30/2007          128                  330
 2.121        816,249                     2       70.63         4/30/2007          286                  282
 2.122        812,440                     2       92.04         4/30/2007          113                  415
 2.123        807,363                     2       52.32         4/30/2007          409                  305
 2.124        801,016                     2       71.91         4/30/2007          299                  263
 2.125        794,668                     2       90.06         4/30/2007          181                  301
 2.126        792,129                     2       85.71         4/30/2007          210                  287
 2.127        784,513                     2       87.19         4/30/2007          203                  294
 2.128        783,243                     2       90.06         4/30/2007          161                  329
 2.129        764,202                     2       80.18         4/30/2007          227                  261
 2.130        762,932                     2       54.23         4/30/2007          319                  383
 2.131        755,316                     2       97.60         4/30/2007          167                  282
 2.132        754,046                     2       90.38         4/30/2007          156                  338
 2.133        751,507                     2       73.58         4/30/2007          246                  251
 2.134        746,430                     2       99.15         4/30/2007          118                  326
 2.135        741,352                     2       94.44         4/30/2007          180                  281
 2.136        732,466                     2       98.55         4/30/2007          207                  246
 2.137        724,849                     2       76.21         4/30/2007          227                  273
 2.138        721,041                     2       70.75         4/30/2007          335                  238
 2.139        721,041                     2       85.00         4/30/2007          200                  286
 2.140        715,963                     2       76.07         4/30/2007          234                  289
 2.141        710,885                     2       90.67         4/30/2007          193                  276
 2.142        700,730                     2       84.92         4/30/2007          252                  295
 2.143        694,383                     2       94.50         4/30/2007          200                  261
 2.144        684,227                     2       84.65         4/30/2007          202                  308
 2.145        682,958                     2       92.14         4/30/2007          140                  305
 2.146        660,108                     2       91.03         4/30/2007          156                  319
 2.147        658,838                     2       62.42         4/30/2007          306                  322
 2.148        658,838                     2       96.55         4/30/2007          145                  301
 2.149        656,300                     2       93.13         4/30/2007          131                  346
 2.150        648,683                     2       92.86         4/30/2007          126                  287
 2.151        644,875                     2       71.63         4/30/2007          363                  237
 2.152        641,066                     2      100.00         4/30/2007           82                  620
 2.153        634,719                     2       87.72         4/30/2007          171                  278
 2.154        629,641                     2       99.23         4/30/2007          130                  300
 2.155        623,294                     2       62.25         4/30/2007          204                  333
 2.156        619,486                     2       68.31         4/30/2007          284                  243
 2.157        615,678                     2       45.35         4/30/2007          538                  239
 2.158        600,444                     2       83.98         4/30/2007          181                  238
 2.159        599,175                     2       95.77         4/30/2007          142                  283
 2.160        597,905                     2       87.10         4/30/2007           93                  435
 2.161        596,636                     2       93.13         4/30/2007          131                  322
 2.162        591,558                     2       97.46         4/30/2007          118                  302
 2.163        583,942                     2       86.53         4/30/2007          193                  308
 2.164        582,672                     2       93.51         4/30/2007          154                  263
 2.165        578,864                     2       86.62         4/30/2007          142                  349
 2.166        575,056                     2       68.06         4/30/2007          191                  297
 2.167        568,708                     2       77.68         4/30/2007          112                  390
 2.168        568,708                     2       97.81         4/30/2007          137                  227
 2.169        564,900                     2       66.09         4/30/2007          174                  253
 2.170        563,631                     2      100.00         4/30/2007          100                  434
 2.171        558,553                     2       88.14         4/30/2007          118                  332
 2.172        550,936                     2       90.14         4/30/2007          213                  236
 2.173        545,858                     2       95.00         4/30/2007          120                  296
 2.174        544,589                     2       87.60         4/30/2007          121                  340
 2.175        516,661                     2       91.50         4/30/2007          153                  268
 2.176        515,392                     2       84.10         4/30/2007          195                  232
 2.177        510,949                     2       63.87         4/30/2007          191                  284
 2.178        506,506                     2       98.74         4/30/2007          159                  230
 2.179        498,889                     2       94.53         4/30/2007          128                  268
 2.180        497,620                     2       69.58         4/30/2007          240                  255
 2.181        493,811                     2       96.60         4/30/2007          147                  226
 2.182        486,195                     2       41.75         4/30/2007          297                  271
 2.183        484,925                     2       95.19         4/30/2007          104                  318
 2.184        483,656                     2       72.41         4/30/2007          174                  246
 2.185        469,692                     2       96.08         4/30/2007          102                  317
 2.186        456,998                     2       88.73         4/30/2007           71                  438
 2.187        451,920                     2       77.86         4/30/2007          131                  361
 2.188        449,381                     2       80.35         4/30/2007          173                  230
 2.189        448,112                     2       54.84         4/30/2007          186                  334
 2.190        444,303                     2       95.54         4/30/2007          112                  265
 2.191        444,303                     2       75.61         4/30/2007          123                  314
 2.192        441,130                     2       81.77         4/30/2007          192                  276
 2.193        439,226                     2       66.50         4/30/2007          200                  240
 2.194        435,417                     2       92.47         4/30/2007           93                  297
 2.195        429,070                     2       55.51         4/30/2007          254                  258
 2.196        427,801                     2       83.08         4/30/2007          130                  263
 2.197        426,055                     2       65.52         4/30/2007          203                  278
 2.198        425,262                     2       74.06         4/30/2007          212                  222
 2.199        423,992                     2      100.00         4/30/2007           94                  295
 2.200        423,992                     2       96.19         4/30/2007          105                  262
 2.201        408,759                     2       54.43         4/30/2007          237                  256
 2.202        397,334                     2       90.63         4/30/2007           64                  378
 2.203        392,256                     2       84.55         4/30/2007          110                  266
 2.204        389,718                     2       72.25         4/30/2007          191                  282
 2.205        387,179                     2       80.86         4/30/2007          162                  237
 2.206        387,179                     2       75.16         4/30/2007          157                  219
 2.207        380,831                     2       98.67         4/30/2007           75                  330
 2.208        378,293                     2      100.00         4/30/2007           79                  302
 2.209        377,023                     2       80.36         4/30/2007          168                  230
 2.210        370,676                     2       83.33         4/30/2007           90                  277
 2.211        366,868                     2       94.12         4/30/2007           51                  411
 2.212        364,329                     2       95.45         4/30/2007           88                  271
 2.213        355,443                     2       81.32         4/30/2007           91                  296
 2.214        351,634                     2       80.58         4/30/2007          103                  271
 2.215        346,557                     2       83.57         4/30/2007          140                  280
 2.216        326,246                     2       87.36         4/30/2007           87                  252
 2.217        321,168                     2       78.95         4/30/2007           95                  279
 2.218        318,629                     2       98.39         4/30/2007           62                  250
 2.219        311,330                     2       68.12         4/30/2007          138                  282
 2.220        311,012                     2       64.33         4/30/2007          157                  274
 2.221        300,857                     2       75.45         4/30/2007          110                  277
 2.222        298,318                     2       65.00         4/30/2007          160                  246
 2.223        297,049                     2       88.52         4/30/2007           61                  330
 2.224        291,971                     2       86.26         4/30/2007          131                  229
 2.225        289,432                     2       83.50         4/30/2007          103                  232
 2.226        275,468                     2       97.50         4/30/2007           40                  394
 2.227        274,199                     2       98.39         4/30/2007           62                  365
 2.228        267,851                     2       97.14         4/30/2007           70                  264
 2.229        264,043                     2       98.36         4/30/2007           61                  305
 2.230        261,504                     2       71.20         4/30/2007          125                  232
 2.231        255,157                     2       91.04         4/30/2007           67                  255
 2.232        242,463                     2       95.92         4/30/2007           98                  218
 2.233        239,924                     2       96.30         4/30/2007           54                  257
 2.234        233,577                     2       87.34         4/30/2007           79                  264
 2.235        233,577                     2      100.00         4/30/2007           43                  325
 2.236        231,038                     2       75.34         4/30/2007           73                  264
 2.237        228,499                     2       55.48         4/30/2007          155                  247
 2.238        220,882                     2       67.59         4/30/2007          108                  228
 2.239        220,882                     2       97.26         4/30/2007           73                  279
 2.240        218,819                     2       68.97         4/30/2007           87                  292
 2.241        218,343                     2       94.37         4/30/2007           71                  222
 2.242        217,074                     2       82.00         4/30/2007          100                  292
 2.243        213,266                     2       66.99         4/30/2007          103                  236
 2.244        211,996                     2       76.19         4/30/2007           84                  248
 2.245        210,727                     2       65.74         4/30/2007          108                  239
 2.246        210,727                     2       56.00         4/30/2007          125                  238
 2.247        210,727                     2       90.59         4/30/2007           85                  261
 2.248        210,727                     2       90.00         4/30/2007           40                  364
 2.249        204,221                     2       78.95         4/30/2007           57                  340
 2.250        203,110                     2       60.15         4/30/2007          133                  237
 2.251        201,841                     2       60.47         4/30/2007          129                  251
 2.252        201,206                     2       63.91         4/30/2007          133                  245
 2.253        194,065                     2       72.82         4/30/2007          103                  276
 2.254        190,416                     2       92.31         4/30/2007           39                  348
 2.255        185,338                     2       95.56         4/30/2007           45                  266
 2.256        184,386                     2       66.18         4/30/2007           68                  298
 2.257        170,105                     2       89.09         4/30/2007           55                  234
 2.258        166,296                     2       65.14         4/30/2007          109                  219
 2.259        159,949                     2       70.83         4/30/2007           72                  269
 2.260        138,369                     2       77.65         4/30/2007           85                  234
 2.261        135,830                     2       93.18         4/30/2007           44                  280
 2.262        124,405                     2       58.23         4/30/2007           79                  260
 2.263        121,866                     2       65.66         4/30/2007           99                  243
 2.264        115,519                     2       60.91         4/30/2007          110                  235
 2.265        112,980                     2       80.43         4/30/2007           46                  279
 2.266        106,633                     2       68.33         4/30/2007           60                  236
 2.267         85,052                     2       54.10         4/30/2007           61                  221
 2.268         67,280                     2       78.38         4/30/2007           37                  235
 2.269         62,202                     2      100.00         4/30/2007           24                  215
 2.270         60,933                     2       48.08         4/30/2007           52                  197
 2.271         59,029                     2       88.46         4/30/2007           26                  292
 2.272         58,394                     2       94.12         4/30/2007           17                  331
 2.273         52,047                     2       29.21         4/30/2007           89                  229
 2.274         24,119                     2       31.43         4/30/2007           35                  205
   6       56,835,903      62,457.04      2       98.35         5/31/2007          910
           31,500,000      39,923.95      2       91.07           Various          789
   9       23,500,000      39,923.95      2       89.30         5/30/2007          592
  10        8,000,000      39,923.95      2       96.40         5/23/2007          197
  11       30,000,000      47,169.81      2       97.60         4/13/2007          636
  12       25,000,000      63,775.51      2       96.70         3/30/2007          392                  490
  16       23,000,000      70,552.15      2       72.40         7/23/2007          326
  19       22,000,000      68,750.00      2       75.34          4/3/2007          320
  21       19,805,000      74,454.89      2       92.86         12/5/2006          266
  23       19,650,000      45,486.11      2       93.06          6/1/2007          432
  34       15,471,261      52,267.77      2       98.31         4/24/2007          296
  42       13,800,000      70,050.76      2       98.00         4/18/2007          197
  45       13,250,000      77,034.88      2       98.25         4/24/2007          172
  52       11,700,000     377,419.35      2       80.60         5/31/2007           31
  55       11,120,000      39,572.95      2       98.90         3/31/2007          281
  56       11,080,000      69,250.00      2      100.00           Various          160
 56.01      3,150,000                     2      100.00          5/1/2007           40
 56.02      2,260,000                     2      100.00          5/1/2007           36
 56.03      1,920,000                     2      100.00          5/1/2007           28
 56.04      1,900,000                     2      100.00         4/24/2007           28
 56.05      1,850,000                     2      100.00          5/1/2007           28
  57       11,000,000      42,968.75      2       90.60         4/20/2007          256
  66        9,430,000      27,735.29      2       99.71          5/1/2007          340                  229
  68        9,000,000      41,666.67      2       93.06          3/2/2007          216
  70        8,800,000      28,571.43      2       98.38         3/26/2007          308
  75        8,235,832      30,730.71      2       86.94         5/14/2007          268                  483
  81        6,800,000      50,746.27      2       90.00         5/31/2007          134
  85        6,494,781      23,195.65      2       93.57          6/6/2007          280
  87        6,145,160      31,036.16      2       94.90          5/1/2007          198
  88        6,095,449      90,976.86      2      100.00         5/16/2007           67
  92        5,875,000      29,375.00      2       93.50          3/8/2007          200
  99        5,317,000      45,836.21      2       99.14          6/5/2007          116
  102       5,296,166      60,875.47      2       96.88         3/12/2007           87
  103       5,186,150      66,489.10      2       89.70         3/20/2007           78
  105       5,000,000      52,083.33      2       92.71         5/16/2007           96
  110       4,700,000      35,338.35      2       86.50         2/15/2007          133
  115       4,290,000      48,750.00      2       92.00         7/11/2007           88
  148       2,797,460      40,542.90      2       98.55          6/8/2007           69
  151       2,700,000      77,142.86      2       94.30         2/15/2007           35
  152       2,695,310     107,812.40      2      100.00          4/1/2007           25
  159       2,545,581      70,710.57      2       94.40         5/11/2007           36
  160       2,542,875     195,605.77      2      100.00         2/28/2007           13
  165       2,392,980      95,719.18      2      100.00         4/20/2007           25
  171       2,300,000      74,193.55      2       96.97         2/28/2007           31
  180       1,994,308      15,108.39      2       90.80          4/1/2007          132                  400
  185       1,850,000      42,045.45      2      100.00          5/2/2007           44                  395
  190       1,700,000      16,831.68      2       94.06          4/1/2007          101                  236
  193       1,650,000      51,562.50      2      100.00         4/27/2007           32
  197       1,400,000     233,333.33      2      100.00          4/3/2007           6
  198       1,397,645     155,293.86      2      100.00         3/23/2007           9
  201       1,300,000      92,857.14      2      100.00         3/23/2007           14
  203       1,247,794     103,982.83      2      100.00          2/1/2007           12
  209       1,047,902     104,790.22      2      100.00         2/21/2007           10
  210         997,408     124,675.99      2      100.00          3/6/2007           8
  213         848,000     141,333.33      2      100.00          4/4/2007           6
  214         818,362     136,393.63      2       83.30         2/12/2007           6
  215         786,426      98,303.21      2      100.00         2/12/2007           8
  216         698,790      87,348.70      2      100.00          4/1/2007           8
  217         688,621     137,724.29      2      100.00         2/12/2007           5
  218         494,011      98,802.21      2       40.00         2/21/2006           5

                 STUDIOS                   1 BEDROOM                   2 BEDROOM
         -----------------------    ------------------------    -------------------------
            #       AVG RENT PER        #       AVG RENT PER       #         AVG RENT PER
LOAN #    UNITS       MO. ($)         UNITS        MO. ($)       UNITS         MO. ($)
-----------------------------------------------------------------------------------------

  1        960          473           4,896          574         1,026           725
 1.01       71          681            146           819           17           1,061
 1.02       51          674            208           803           26           1,031
 1.03                                  173           728           11            873
 1.04       18          767            112           896           29           1,103
 1.05       14          685            96            817           11           1,041
 1.06       15          436            119           526           20            699
 1.07       48          469            102           566           17            670
 1.08       36          450            86            558           13            743
 1.09                                                              75            832
 1.10       8           627            56            749           16            884
 1.11       31          513            66            618           7             794
 1.12       23          346            131           491           14            636
 1.13                                  77            714           10            884
 1.14       15          421            101           517           19            677
 1.15                                  104           464           28            634
 1.16       37          420            104           502           15            620
 1.17       2           385            129           462           10            593
 1.18       10          496            77            596           22            751
 1.19       17          340            102           465           26            679
 1.20       22          417            81            495           14            660
 1.21                                  48            723           28            866
 1.22       32          392            89            514           17            645
 1.23       24          442            92            543           14            702
 1.24       12          424            82            533           24            675
 1.25       18          435            78            510           24            635
 1.26       29          425            104           489           14            668
 1.27       8           524            77            648           16            830
 1.28                                  48            703           12            814
 1.29       34          410            81            538           10            689
 1.30       22          570            44            688           7             869
 1.31                                  57            704           2             820
 1.32                                  61            673           6             787
 1.33       17          394            72            457           15            602
 1.34       8           564            52            634           16            822
 1.35       21          554            45            648           5             782
 1.36       15          409            71            478           9             612
 1.37                                  65            516           16            752
 1.38       6           446            44            563           14            660
 1.39       19          487            41            636           5             755
 1.40       6           431            55            487           14            591
 1.41                                  56            527           14            697
 1.42       10          385            68            428           20            583
 1.43       17          412            48            501           11            648
 1.44       9           415            57            518           17            652
 1.45       6           428            50            479           14            615
 1.46                                  44            610           6             781
 1.47       8           503            46            599           12            751
 1.48       6           470            48            501           12            640
 1.49       8           450            55            631           16            694
 1.50       15          370            59            438           5             611
 1.51       6           441            44            521           13            644
 1.52       6           498            41            610           6             766
 1.53       28          393            56            453           8             628
 1.54                                  57            486           16            589
 1.55       23          346            49            514           5             630
 1.56       5           354            57            476           10            573
 1.57       6           422            33            506           12            638
 1.58       23          361            43            473           1             640
 1.59       6           403            46            449           12            559
 1.60       7           433            49            521           12            681
 1.61       5           524            37            550           11            679
 1.62       14          366            40            470           6             692
 1.63                                  49            529           6             734
 1.64       6           451            42            555           12            680
 1.65       6           389            40            443           12            557
 1.66       7           349            50            417           14            557
 1.67       6           388            40            509           12            656
 1.68       6           365            42            400           12            555
 1.69                                  50            458           12            576
 1.70       10          423            21            518           11            636
 1.71       6           419            42            526           13            694
 1.72       9           423            32            509           7             612
 1.73       7           368            29            462           8             602
  2
2.001
2.002
2.003
2.004
2.005
2.006
2.007
2.008
2.009
2.010
2.011
2.012
2.013
2.014
2.015
2.016
2.017
2.018
2.019
2.020
2.021
2.022
2.023
2.024
2.025
2.026
2.027
2.028
2.029
2.030
2.031
2.032
2.033
2.034
2.035
2.036
2.037
2.038
2.039
2.040
2.041
2.042
2.043
2.044
2.045
2.046
2.047
2.048
2.049
2.050
2.051
2.052
2.053
2.054
2.055
2.056
2.057
2.058
2.059
2.060
2.061
2.062
2.063
2.064
2.065
2.066
2.067
2.068
2.069
2.070
2.071
2.072
2.073
2.074
2.075
2.076
2.077
2.078
2.079
2.080
2.081
2.082
2.083
2.084
2.085
2.086
2.087
2.088
2.089
2.090
2.091
2.092
2.093
2.094
2.095
2.096
2.097
2.098
2.099
2.100
2.101
2.102
2.103
2.104
2.105
2.106
2.107
2.108
2.109
2.110
2.111
2.112
2.113
2.114
2.115
2.116
2.117
2.118
2.119
2.120
2.121
2.122
2.123
2.124
2.125
2.126
2.127
2.128
2.129
2.130
2.131
2.132
2.133
2.134
2.135
2.136
2.137
2.138
2.139
2.140
2.141
2.142
2.143
2.144
2.145
2.146
2.147
2.148
2.149
2.150
2.151
2.152
2.153
2.154
2.155
2.156
2.157
2.158
2.159
2.160
2.161
2.162
2.163
2.164
2.165
2.166
2.167
2.168
2.169
2.170
2.171
2.172
2.173
2.174
2.175
2.176
2.177
2.178
2.179
2.180
2.181
2.182
2.183
2.184
2.185
2.186
2.187
2.188
2.189
2.190
2.191
2.192
2.193
2.194
2.195
2.196
2.197
2.198
2.199
2.200
2.201
2.202
2.203
2.204
2.205
2.206
2.207
2.208
2.209
2.210
2.211
2.212
2.213
2.214
2.215
2.216
2.217
2.218
2.219
2.220
2.221
2.222
2.223
2.224
2.225
2.226
2.227
2.228
2.229
2.230
2.231
2.232
2.233
2.234
2.235
2.236
2.237
2.238
2.239
2.240
2.241
2.242
2.243
2.244
2.245
2.246
2.247
2.248
2.249
2.250
2.251
2.252
2.253
2.254
2.255
2.256
2.257
2.258
2.259
2.260
2.261
2.262
2.263
2.264
2.265
2.266
2.267
2.268
2.269
2.270
2.271
2.272
2.273
2.274
  6                                    910           738
            2           395            169           548          298            712
  9                                    112           549          216            707
  10        2           395            57            547           82            725
  11                                   232           634          404            815
  12
  16                                   132           841          158           1,185
  19                                   116           614          168            679
  21                                   96            687          142            850
  23                                   224           635          208            725
  34                                   112           618          184            728
  42                                   62            692          135            882
  45                                   124           825           48           1,025
  52                                   31           3,517
  55                                   168           540          112            650
  56                                                              160            833
56.01                                                              40            882
56.02                                                              36            773
56.03                                                              28            862
56.04                                                              28            863
56.05                                                              28            782
  57                                   96            628          160            755
  66
  68                                   128           605           88            727
  70                                   308           605
  75
  81                                   22            670           94            774
  85                                   140           806          140            945
  87                                   99            476           99            599
  88                                   42            800           22           1,291
  92                                   100           496          100            562
  99                                   32            519           64            603
 102        55          717            24            946           8            1,240
 103                                                               78            833
 105                                   32            670           56            851
 110                                   19            550           85            625
 115                                   16            571           64            706
 148                                   69            630
 151        1           695             8            895           21           1,250
 152                                                               23           1,198
 159                                   12            788           24            969
 160        4          1,700            2           1,926          6            1,350
 165        17          805             7           1,146
 171        21          753            10            891
 180
 185
 190
 193                                   24            683           8             816
 197                                    4           1,750          2            2,450
 198                                    1           1,058
 201                                    6            708           6             950
 203                                                               12           1,129
 209                                                               8             989
 210                                    3           1,048          4            1,631
 213                                                               6            1,506
 214                                                               4            1,034
 215                                    5            900           3            1,100
 216                                                               8            1,131
 217                                                               4            1,225
 218                                    4            742

                   3 BEDROOM                      4 BEDROOM
           --------------------------    ---------------------------
               #        AVG RENT PER         #        AVG RENT PER        UTILITIES      ELEVATOR
LOAN #       UNITS        MO. ($)          UNITS        MO. ($)          TENANT PAYS     PRESENT
--------------------------------------------------------------------------------------------------

  1            10           898                                          Various            No
 1.01                                                                    E                  No
 1.02          2           1,110                                         E                  No
 1.03          3            955                                          E                  No
 1.04          1           1,050                                         E, S, W            No
 1.05                                                                    E                  No
 1.06                                                                    E                  No
 1.07                                                                    E, S, W            No
 1.08                                                                    E, S, W            No
 1.09                                                                    E, S, W            No
 1.10                                                                    E, S, W            No
 1.11                                                                    E, S, W            No
 1.12                                                                    E, S, W            No
 1.13                                                                    E, S, W            No
 1.14                                                                    E, S, W            No
 1.15                                                                    E                  No
 1.16                                                                    E, S, W            No
 1.17                                                                    E, S, W            No
 1.18                                                                    E, S, W            No
 1.19          1            709                                          E, S, W            No
 1.20                                                                    E, S, W            No
 1.21                                                                    E, S, W            No
 1.22                                                                    E                  No
 1.23                                                                    E, S, W            No
 1.24                                                                    E, S, W            No
 1.25                                                                    E                  No
 1.26                                                                    E, S, W            No
 1.27                                                                    E                  No
 1.28                                                                    E, S, W            No
 1.29                                                                    E                  No
 1.30          1            887                                          E, S, W            No
 1.31                                                                    E, S, W            No
 1.32                                                                    E, S, W            No
 1.33                                                                    E                  No
 1.34                                                                    E, S, W            No
 1.35                                                                    E, S, W            No
 1.36                                                                    E, S, W            No
 1.37                                                                    E                  No
 1.38                                                                    E, S, W            No
 1.39                                                                    E, S, W            No
 1.40                                                                    E, S, W            No
 1.41                                                                    E, S, W            No
 1.42                                                                    E, S, W            No
 1.43                                                                    E, S, W            No
 1.44                                                                    E                  No
 1.45                                                                    E, S, W            No
 1.46                                                                    E, S, W            No
 1.47                                                                    E, S, W            No
 1.48                                                                    E, S, W            No
 1.49                                                                    E                  No
 1.50                                                                    E, S, W            No
 1.51                                                                    E, S, W            No
 1.52                                                                    E, S, W            No
 1.53                                                                    E, S, W            No
 1.54                                                                    E, S, W            No
 1.55                                                                    E                  No
 1.56                                                                    E                  No
 1.57                                                                    E, S, W            No
 1.58                                                                    E                  No
 1.59                                                                    E, S, W            No
 1.60          1            719                                          E, S, W            No
 1.61                                                                    E, S, W            No
 1.62                                                                    E, S, W            No
 1.63                                                                    E                  No
 1.64                                                                    E, S, W            No
 1.65                                                                    E, S, W            No
 1.66          1            529                                          E, S, W            No
 1.67                                                                    E, S, W            No
 1.68                                                                    E, S, W            No
 1.69                                                                    E, S, W            No
 1.70                                                                    E, S, W            No
 1.71                                                                    E, S, W            No
 1.72                                                                    E, S, W            No
 1.73                                                                    E, S, W            No
  2                                                                      Various
2.001                                                                    E, G, S, W
2.002                                                                    E, S, W
2.003                                                                    E, G, S, W
2.004                                                                    E, S, W
2.005                                                                    E, G, S, W
2.006                                                                    E, S, W
2.007                                                                    E, G, S, W
2.008                                                                    E, G, S, W
2.009                                                                    E, G, S, W
2.010                                                                    E, G, S, W
2.011                                                                    E, G, S, W
2.012                                                                    E, G, S, W
2.013                                                                    E, G, S, W
2.014                                                                    E, S, W
2.015                                                                    E, G, S, W
2.016                                                                    E, S, W
2.017                                                                    E, G, S, W
2.018                                                                    E, G, S, W
2.019                                                                    E, G, S, W
2.020                                                                    E, G, S, W
2.021                                                                    E, G, S, W
2.022                                                                    E, G, S, W
2.023                                                                    E, S, W
2.024                                                                    E, G
2.025                                                                    E, S, W
2.026                                                                    E, S, W
2.027                                                                    E, G, S, W
2.028                                                                    E, G, S, W
2.029                                                                    E, G, S, W
2.030                                                                    E, G, S, W
2.031                                                                    E, G, S, W
2.032                                                                    E, G, S, W
2.033                                                                    E, G, S, W
2.034                                                                    E, G, S, W
2.035                                                                    E, G, S, W
2.036                                                                    E, G, S, W
2.037                                                                    E, G
2.038                                                                    E, G, S, W
2.039                                                                    E, G, S, W
2.040                                                                    E, S, W
2.041                                                                    E, G
2.042                                                                    E, G, S, W
2.043                                                                    E, G, S, W
2.044                                                                    E, G, S, W
2.045                                                                    E, G, S, W
2.046                                                                    E, G, S, W
2.047                                                                    E, G, S, W
2.048                                                                    E, G, S, W
2.049                                                                    E, G, S, W
2.050                                                                    E, S, W
2.051                                                                    E, G, S, W
2.052                                                                    E, G, S, W
2.053                                                                    E, G, S, W
2.054                                                                    E, G, S, W
2.055                                                                    E, G, S
2.056                                                                    E, G, S, W
2.057                                                                    E, G, S, W
2.058                                                                    E, G, S, W
2.059                                                                    E, G, S, W
2.060                                                                    E, S, W
2.061                                                                    E, G, S, W
2.062                                                                    E, G, S, W
2.063                                                                    E, G, S, W
2.064                                                                    E, G, W
2.065                                                                    E, G, S, W
2.066                                                                    E, G, S, W
2.067                                                                    E, G, S, W
2.068                                                                    E, S, W
2.069                                                                    E, G, S, W
2.070                                                                    E, G, S
2.071                                                                    E, G, S, W
2.072                                                                    E, G, S, W
2.073                                                                    E, G, S, W
2.074                                                                    E, G, S, W
2.075                                                                    E, G, S, W
2.076                                                                    E, G, S, W
2.077                                                                    E, G, S, W
2.078                                                                    E, G, S, W
2.079                                                                    E, S, W
2.080                                                                    E, G
2.081                                                                    E, G, S, W
2.082                                                                    E, G, S, W
2.083                                                                    E, G, S, W
2.084                                                                    E, S
2.085                                                                    E, G, S, W
2.086                                                                    E, G, S, W
2.087                                                                    E, G, S, W
2.088                                                                    E, G, S, W
2.089                                                                    E, G, S, W
2.090                                                                    E, G, S, W
2.091                                                                    E, G, S, W
2.092                                                                    E, G, S, W
2.093                                                                    E, G, S, W
2.094                                                                    E, G, S, W
2.095                                                                    E, G, S, W
2.096                                                                    E, G
2.097                                                                    E, G, S, W
2.098                                                                    E, G, S, W
2.099                                                                    E, G, S, W
2.100                                                                    E, G, S
2.101                                                                    E, G, S, W
2.102                                                                    E, G, S, W
2.103                                                                    E, S, W
2.104                                                                    E, G, S, W
2.105                                                                    E, G, S, W
2.106                                                                    E, G, S, W
2.107                                                                    E, G, S, W
2.108                                                                    E, G, S, W
2.109                                                                    E, G, S, W
2.110                                                                    E, G, S, W
2.111                                                                    E, G, S, W
2.112                                                                    E, G, S, W
2.113                                                                    E, G, S, W
2.114                                                                    E, G, S, W
2.115                                                                    E, G, S, W
2.116                                                                    E, G, S
2.117                                                                    E, G, S, W
2.118                                                                    E, G, S, W
2.119                                                                    E, G, S, W
2.120                                                                    E, S, W
2.121                                                                    E, G, S, W
2.122                                                                    E, G, S, W
2.123                                                                    E, G, S, W
2.124                                                                    E, G, S, W
2.125                                                                    E, G, S, W
2.126                                                                    E, G, S, W
2.127                                                                    E, W
2.128                                                                    E, G, S, W
2.129                                                                    E, G, S, W
2.130                                                                    E, G, S, W
2.131                                                                    E, G, S, W
2.132                                                                    E, G, S, W
2.133                                                                    E, G, S, W
2.134                                                                    E, S, W
2.135                                                                    E, G, S, W
2.136                                                                    E, G
2.137                                                                    E, G, S, W
2.138                                                                    E, G, S, W
2.139                                                                    E, G, S, W
2.140                                                                    E, G, S, W
2.141                                                                    E, S
2.142                                                                    E, G, S, W
2.143                                                                    E, G, S
2.144                                                                    E
2.145                                                                    E, G, S, W
2.146                                                                    E, G, S, W
2.147                                                                    E
2.148                                                                    E, G, S, W
2.149                                                                    E, G, S, W
2.150                                                                    E, G, S, W
2.151                                                                    E, G, S, W
2.152                                                                    E, G, S, W
2.153                                                                    E, G
2.154                                                                    E, G, S, W
2.155                                                                    E, G, S, W
2.156                                                                    E, G, S, W
2.157                                                                    E, G, S, W
2.158                                                                    E, S, W
2.159                                                                    E, G, S, W
2.160                                                                    E, G, S, W
2.161                                                                    E, G, S, W
2.162                                                                    E, G, S, W
2.163                                                                    E, G, S, W
2.164                                                                    E, G, S, W
2.165                                                                    E, G, S, W
2.166                                                                    E, G, S, W
2.167                                                                    E, G, S, W
2.168                                                                    E, G, S, W
2.169                                                                    E, G, S, W
2.170                                                                    E, G, S, W
2.171                                                                    E, G, S, W
2.172                                                                    E, G, S, W
2.173                                                                    E, G, S, W
2.174                                                                    E, G, S, W
2.175                                                                    E, G
2.176                                                                    E, G, S, W
2.177                                                                    E, G, S, W
2.178                                                                    E, G, S, W
2.179                                                                    E, G, S, W
2.180                                                                    E, G, S, W
2.181                                                                    E, G, S, W
2.182                                                                    E
2.183                                                                    E, S, W
2.184                                                                    E, S, W
2.185                                                                    E, G, S, W
2.186                                                                    E, G, S
2.187                                                                    E, G, S, W
2.188                                                                    E, G, S, W
2.189                                                                    E, G, S, W
2.190                                                                    E, G, S, W
2.191                                                                    E, G, S, W
2.192                                                                    E, G, S, W
2.193                                                                    E, G, S, W
2.194                                                                    E, G, S, W
2.195                                                                    E, G, S, W
2.196                                                                    E, G, S, W
2.197                                                                    E, G, S, W
2.198                                                                    E, G, S, W
2.199                                                                    E, G, S, W
2.200                                                                    E, G, S, W
2.201                                                                    E, G, S, W
2.202                                                                    E, G, S, W
2.203                                                                    E, G, S, W
2.204                                                                    E, G, S, W
2.205                                                                    E, G, S, W
2.206                                                                    E, G, S, W
2.207                                                                    E, G, S, W
2.208                                                                    E, G, S, W
2.209                                                                    E, G, S, W
2.210                                                                    E, G, S, W
2.211                                                                    E, G, S, W
2.212                                                                    E, G, S, W
2.213                                                                    E, G, S, W
2.214                                                                    E, G, S, W
2.215                                                                    E, G, S, W
2.216                                                                    E, G, S, W
2.217                                                                    E, G, S, W
2.218                                                                    E, G, S, W
2.219                                                                    E, G, S, W
2.220                                                                    E, G, S, W
2.221                                                                    E, G
2.222                                                                    E, G, S, W
2.223                                                                    E, G, S, W
2.224                                                                    E, S
2.225                                                                    E, G, S, W
2.226                                                                    E, G, S, W
2.227                                                                    E, G, S, W
2.228                                                                    E, G, S, W
2.229                                                                    E, G, S, W
2.230                                                                    E, G, S, W
2.231                                                                    E, G, S, W
2.232                                                                    E, G, S, W
2.233                                                                    E, G, S, W
2.234                                                                    E, G
2.235                                                                    E, G, S, W
2.236                                                                    E, G, S, W
2.237                                                                    E, G, S, W
2.238                                                                    E, G, S, W
2.239                                                                    E, G, S, W
2.240                                                                    E, G, S, W
2.241                                                                    E, G, S, W
2.242                                                                    E, G, S, W
2.243                                                                    E, G, S, W
2.244                                                                    E, G, S, W
2.245                                                                    E, G, S, W
2.246                                                                    E, G, S, W
2.247                                                                    E, G
2.248                                                                    E, S
2.249                                                                    E, G, S, W
2.250                                                                    E, G, S, W
2.251                                                                    E, G, S, W
2.252                                                                    E, G
2.253                                                                    E, G
2.254                                                                    E, G, S
2.255                                                                    E, G, S, W
2.256                                                                    E, G, S, W
2.257                                                                    E, G, S, W
2.258                                                                    E, G, S, W
2.259                                                                    E
2.260                                                                    E, G, S, W
2.261                                                                    E
2.262                                                                    E, S, W
2.263                                                                    E, G
2.264                                                                    E, G, S, W
2.265                                                                    E, G, S, W
2.266                                                                    E, G, S, W
2.267                                                                    E, G, S, W
2.268                                                                    E, G, S, W
2.269                                                                    E, S
2.270                                                                    E, G, S, W
2.271                                                                    E, G, S, W
2.272                                                                    E, G, S, W
2.273                                                                    E, G, S, W
2.274                                                                    E, G, S, W
  6                                                                      None               Yes
              248           895              72           979            W                  No
  9           208           895              56           975            W                  No
  10           40           895              16           995            W                  No
  11                                                                     E                  No
  12                                                                     E, G, S, W         No
  16           36          1,332                                         W                  No
  19           36           886                                          E, W               No
  21           28          1,045                                         E, S, W            No
  23                                                                     E                  No
  34                                                                     E                  No
  42                                                                     E, S, W            No
  45                                                                     E, G               No
  52                                                                     E, G, S, W         No
  55           1           1,000                                         E                  No
  56                                                                     Various            No
56.01                                                                    E, G, S, W         No
56.02                                                                    E, G, W            No
56.03                                                                    E, G, S, W         No
56.04                                                                    E                  No
56.05                                                                    E, G, S, W         No
  57                                                                     E, G, S, W         No
  66                                                                     E, S               No
  68                                                                     W                  No
  70                                                                     None               No
  75                                                                     E, G               No
  81           18           960                                          E, S, W            No
  85                                                                     E, G               No
  87                                                                     E, G               No
  88           3           1,850                                         None               Yes
  92                                                                     E                  No
  99           20           702                                          E, G               No
 102                                                                     E, W               Yes
 103                                                                     E, G               No
 105           8           1,015                                         E, W               No
 110           29           750                                          E                  Yes
 115           8            859                                          E                  No
 148                                                                     E                  No
 151           5           1,325                                         S, W               Yes
 152           2           1,588                                         E, G               No
 159                                                                     E, G, S, W         No
 160           1           4,000                                         E, G               No
 165           1           2,000                                         E                  No
 171                                                                     E, G, S, W         No
 180                                                                     E, G, S, W         No
 185                                                                     E, G               No
 190                                                                     E, S               No
 193                                                                     E, G               No
 197                                                                     E, G               No
 198           2           1,866             6           1,934           E, G               No
 201           1           1,150             1           1,790           E, S, W            No
 203                                                                     E                  No
 209           2           1,513                                         E, G, W            No
 210           1           2,800                                         E, G               No
 213                                                                     E, G               No
 214           2           1,375                                         E, G               No
 215                                                                     E, G, W            No
 216                                                                     E, G, W            No
 217           1           1,300                                         E, G, S            No
 218           1           2,500                                         E, G               No
Footnotes to Annex B

1	MLML – Merrill Lynch Mortgage Lending, Inc., CRF – Countrywide Commercial Real Estate Finance, Inc., KEY – Keybank National Association.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX C

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                                      C-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-142235) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[LOGO] Merrill Lynch                               [LOGO] Countrywide Commercial
                                                   -----------------------------
                                                           REAL ESTATE FINANCE

                                     KeyBank
                                        [LOGO](R)

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                         $2,264,889,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
           CLASS A-1, CLASS A-2, CLASS A-SB, CLASS A-3, CLASS A-1A,
      CLASS AM, CLASS AJ, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F
--------------------------------------------------------------------------------
                    ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
                                Issuing Entity
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   Depositor
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                          KEYBANK NATIONAL ASSOCIATION
                        Mortgage Loan Sellers & Sponsors
                   KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                               Master Servicers
                       LASALLE BANK NATIONAL ASSOCIATION
                                    Trustee
                                AUGUST 9, 2007

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

         NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION
KEYBANC CAPITAL MARKETS    BEAR, STEARNS & CO. INC.              BANC OF AMERICA
                                                                  SECURITIES LLC

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                        INITIAL
                                      CERTIFICATE           APPROX.
            EXPECTED RATINGS       PRINCIPAL BALANCE     TOTAL INITIAL
            ----------------          OR NOTIONAL           CREDIT
  CLASS      FITCH      S&P            AMOUNT(1)            SUPPORT
---------------------------------------------------------------------

   A-1       AAA        AAA      $     37,262,000          30.000%
   A-2       AAA        AAA      $  [122,485,000](2)       30.000%
  A-SB       AAA        AAA      $     72,678,000          30.000%
   A-3       AAA        AAA      $  [438,559,000](2)       30.000%
   A1A       AAA        AAA      $  1,033,771,000          30.000%
   AM        AAA        AAA      $  [243,536,000](2)       20.000%
   AJ        AAA        AAA      $  [210,050,000](2)       11.375%
    B        AA+        AA+      $     12,177,000          10.875%
    C         AA         AA      $     39,575,000           9.250%
    D        AA-        AA-      $     27,398,000           8.125%
    E         A+         A+      $      9,132,000           7.750%
    F         A          A       $     18,266,000           7.000%

                 APPROX.
               PERCENTAGE
               OF INITIAL        WEIGHTED       PRINCIPAL      ASSUMED FINAL
                MORTGAGE         AVERAGE          WINDOW       DISTRIBUTION
  CLASS       POOL BALANCE    LIFE (YEARS)(3)   (MONTHS)(3)       DATE(3)       RATE TYPE
-----------------------------------------------------------------------------------------

   A-1          1.530%             2.98             1-58         June 2012         (4)
   A-2        [5.029]%(2)          7.02            82-105         May 2016         (4)
  A-SB          2.984%             7.29            58-115        March 2017        (4)
   A-3       [18.008]%(2)          9.75           115-119        July 2017         (4)
   A1A         42.448%             8.70            1-119         July 2017         (4)
   AM        [10.000]%(2)          9.88           119-119        July 2017         (4)
   AJ         [8.625]%(2)          9.96           119-120       August 2017        (4)
    B           0.500%             9.97           120-120       August 2017        (4)
    C           1.625%             9.97           120-120       August 2017        (4)
    D           1.125%             9.97           120-120       August 2017        (4)
    E           0.375%             9.97           120-120       August 2017        (4)
    F           0.750%             9.97           120-120       August 2017        (4)

NON-OFFERED CERTIFICATES(6)

                                        INITIAL
                                      CERTIFICATE           APPROX.
            EXPECTED RATINGS       PRINCIPAL BALANCE     TOTAL INITIAL
            ----------------          OR NOTIONAL           CREDIT
  CLASS      FITCH      S&P            AMOUNT(1)            SUPPORT
---------------------------------------------------------------------

  A-2FL      AAA        AAA                     [ ](2)     30.000%
  A-3FL      AAA        AAA                     [ ](2)     30.000%
  AM-FL      AAA        AAA                     [ ](2)     20.000%
  AJ-FL      AAA        AAA                     [ ](2)     11.375%
    G         A-         A-       $      21,309,000         6.125%
    H       BBB+       BBB+       $      33,486,000         4.750%
    J        BBB        BBB       $      24,354,000         3.750%
    K       BBB-       BBB-       $      15,221,000         3.125%
    L        BB+        BB+       $      15,221,000         2.500%
    M         BB         BB       $       9,133,000         2.125%
    N        BB-        BB-       $       3,044,000         2.000%
    P         B+         B+       $       3,044,000         1.875%
    Q         B          B        $       6,089,000         1.625%
    S         B-         B-       $       3,044,000         1.500%
    T         NR         NR       $      36,530,703         0.000%
    X        AAA        AAA       $   2,435,364,703(5)         N/A

                 APPROX.
               PERCENTAGE
               OF INITIAL        WEIGHTED        PRINCIPAL     ASSUMED FINAL
                MORTGAGE         AVERAGE          WINDOW       DISTRIBUTION
  CLASS       POOL BALANCE    LIFE (YEARS)(3)   (MONTHS)(3)       DATE(3)           RATE TYPE
------------------------------------------------------------------------------------------------

 A-2FL          [ ](2)              7.02           82-105          May 2016      LIBOR + [ ]%(4)
 A-3FL          [ ](2)              9.75          115-119         July 2017      LIBOR + [ ]%(4)
 AM-FL          [ ](2)              9.88          119-119         July 2017      LIBOR + [ ]%(4)
 AJ-FL          [ ](2)              9.96          119-120        August 2017     LIBOR + [ ]%(4)
   G          0.875%                9.97          120-120        August 2017          (4)
   H          1.375%                9.97          120-120        August 2017          (4)
   J          1.000%                9.97          120-120        August 2017          (4)
   K          0.625%                9.97          120-120        August 2017          (4)
   L          0.625%                9.97          120-120        August 2017          (4)
   M          0.375%                9.97          120-120        August 2017          (4)
   N          0.125%                9.97          120-120        August 2017          (4)
   P          0.125%                9.97          120-120        August 2017          (4)
   Q          0.250%                9.97          120-120        August 2017          (4)
   S          0.125%                9.97          120-120        August 2017          (4)
   T          1.500%               10.38          120-180        August 2022          (4)
   X           N/A                  N/A              N/A             N/A           Variable

(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)   The principal allocations between each of the class A-2 and class A-2FL certificates, the class A-3 and class A-3FL certificates, the class AM and class AM-FL certificates, and the class AJ and class AJ-FL certificates, respectively, will be determined by market demand up to the initial principal balance indicated on the respective fixed rate class.

(3)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates ("ARD loans"), which are assumed to prepay on their anticipated repayment dates)
      and the other Modeling Assumptions that will be described in the prospectus supplement.

(4)   The pass-through rates on the class A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B,
      C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months),
      (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary , to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of the related interest rate swap agreements, the pass-through rate for the class
      A-2FL, A-3FL, AM-FL and AJ-FL certificates will be based on one month
      LIBOR plus a specified margin; provided that interest payments made under the related swap agreement may be subject to reduction (thereby resulting in an effective pass-through rate below LIBOR plus a specified margin).
      The initial LIBOR rate will be determined prior to closing and subsequent
      LIBOR rates will be determined two LIBOR business days before the start of each class A-2FL, A-3FL, AM-FL and AJ-FL interest accrual period. Under certain circumstances, the pass-through rate for class A-2FL, A-3FL, AM-FL and AJ-FL certificates may convert to a rate described herein in clause
      (i), (ii), (iii) or (iv) of the first sentence of this footnote (4). None of the holders of offered certificates will have any beneficial interest in any swap agreement.

(5)   The class X certificates will not have a certificate principal balance and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X certificates.

(6)   Not offered pursuant to the prospectus supplement. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       1

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE          Sequential pay REMIC. Class A-1, Class A-2, Class A-SB,
                    Class A-3, Class A-1A, Class AM, Class AJ, Class B, Class C,
                    Class D, Class E and Class F certificates are offered
                    publicly. All other certificates will be privately placed
                    with qualified institutional buyers, institutional
                    accredited investors or non-U.S. persons in accordance with
                    Regulation S.

CUT-OFF DATE        References in this term sheet to the "cut-off date" mean,
                    with respect to each mortgage loan, the related due date of that mortgage loan in August 2007 or, with respect to those mortgage loans, if any, that have their respective first
                    payment dates in September 2007, August 1, 2007.

OFFERING TERMS      The commercial mortgage backed securities referred to in
                    this term sheet, and the mortgage pool backing them, are
                    subject to modification or revision (including the
                    possibility that one or more classes of securities may be
                    split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
                    "when, as and if issued" basis. You understand that, when
                    you are considering the purchase of these securities, a
                    contract of sale will come into being no sooner than the
                    date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you.
                    Any "indications of interest" expressed by you, and any
                    "soft circles" generated by us, will not create binding
                    contractual obligations for you or us.

MORTGAGE POOL       The mortgage pool consists of 218 mortgage loans with an
                    aggregate initial mortgage pool balance of $2,435,364,704, subject to a variance of plus or minus 5.0%. The mortgage
                    loans are secured by 664 mortgaged real properties located throughout 42 states.

LOAN GROUPS         For purposes of making distributions to the class A-1, A-2,
                    A-2FL, A-SB, A-3, A-3FL and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct
                    groups, loan group 1 and loan group 2. Loan group 1 will
                    consist of 162 mortgage loans, representing approximately
                    57.6% of the initial mortgage pool balance, that are secured by the various property types that make up the collateral
                    for those mortgage loans, and loan group 2 will consist of
                    56 mortgage loans, representing approximately 42.4% of the initial mortgage pool balance, that are secured by
                    multifamily and manufactured housing community properties
                    (approximately 97.8% of all the mortgaged properties secured by multifamily and manufactured housing community
                    properties).

ISSUING ENTITY      ML-CFC Commercial Mortgage Trust 2007-8

DEPOSITOR           Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN       Countrywide Commercial Real Estate Finance, Inc. ("CRF") ...
SELLERS/SPONSORS    46.7% of the initial mortgage pool balance
                    Merrill Lynch Mortgage Lending, Inc. ("MLML") ..............
                    35.9% of the initial mortgage pool balance
                    KeyBank National Association ("KeyBank") ...................
                    17.4% of the initial mortgage pool balance

UNDERWRITERS        Merrill Lynch, Pierce, Fenner & Smith Incorporated
                    Countrywide Securities Corporation
                    KeyBanc Capital Markets Inc.
                    Banc of America Securities LLC
                    Bear, Stearns & Co. Inc.

TRUSTEE             LaSalle Bank National Association

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       2

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

MASTER SERVICERS    KeyCorp Real Estate Capital Markets, Inc., with respect to the mortgage loans sold to the depositor by MLML and KeyBank and Wells Fargo Bank, National Association with respect to mortgage loans sold to the depositor by CRF. With respect to the mortgage loan known as Georgia-Alabama Retail Portfolio,
                    Wachovia Bank, National Association will primary service
                    such mortgage loan pursuant to the pooling and servicing
                    agreement governing the ML-CFC 2007-7 Commercial Mortgage
                    Trust, Commercial Mortgage Pass-Through Certificates, Series
                    2007-7 securitization (the "ML-CFC 2007-7 Securitization").

SPECIAL SERVICER    Midland Loan Services, Inc. However, with respect to the
                    mortgage loan known as Georgia-Alabama Retail Portfolio, the special servicer will be Midland Loan Services, Inc.
                    pursuant to the pooling and servicing agreement governing
                    the ML-CFC 2007-7 Securitization.

RATING AGENCIES     Fitch, Inc.

                    Standard & Poor's Ratings Services, a division of The
                    McGraw-Hill Companies, Inc.

DENOMINATIONS       $25,000 minimum for the offered certificates.

CLOSING DATE        On or about August 24, 2007.

SETTLEMENT TERMS    Book-entry through DTC for all offered certificates.

DETERMINATION DATE  For any distribution date, the eighth day of each month, or if such day is not a business day, the business day
                    immediately succeeding, beginning in September 2007, except that in the case of certain mortgage loans, the applicable master servicer may make its determination as to the
                    collections received as of a later date during each month.

DISTRIBUTION DATE   The fourth business day following the related Determination
                    Date, beginning in September 2007.

DAY COUNT           All classes will accrue on a 30/360 basis except the
                    non-offered classes A-2FL, A-3FL, AM-FL and AJ-FL, which
                    will accrue on the basis of the actual number of days
                    elapsed and a 360-day year.

INTEREST            Each class of certificates will be entitled on each
DISTRIBUTIONS       distribution date to interest accrued during the prior
                    calendar month at its pass-through rate for such
                    distribution date on the outstanding certificate balance of such class immediately prior to such distribution date;
                    provided that, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the interest accrual period for the class A-2FL, A-3FL,
                    AM-FL and AJ-FL certificates will, for each distribution
                    date, begin on the prior distribution date (or, in the case of the initial such interest accrual period, on the closing date) and end on the business day preceding the subject
                    distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a
                    360-day year (or, in the case of the class A-2FL, A-3FL,
                    AM-FL and AJ-FL certificates, for so long as the related
                    swap agreement is in effect and no payment default is
                    continuing thereunder, the actual number of days during each related interest accrual period in a year assumed to consist of 360 days). Subject to available funds, distributions of interest will be made with respect to the following classes of certificates in the following order on each distribution date: first, the class A-1, A-2, A-2FL (through the class
                    A-2FL regular interest), A-SB, A-3, A-3FL (through the class
                    A-3FL regular interest), A-1A and X certificates, pro rata and pari passu; second, the class AM and AM-FL (through the class AM-FL regular interest) certificates, pro rata and
                    pari passu; third, the class AJ and AJ-FL (through the class
                    AJ-FL regular interest) certificates, pro rata and pari
                    passu; and then the respective remaining classes of
                    certificates with principal balances, sequentially in
                    alphabetical order of class designation. In general,
                    payments of interest in respect of the class A-1, A-2, A-SB,
                    A-3 and

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       3

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    certificates and the class A-2FL and class A-3FL regular
                    interests will be made to the extent of available funds
                    attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class X certificates will be made to the
                    extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of
                    certificates, then payments of interest will be made with
                    respect to all of those classes on a pro rata (based on
                    amount of interest accrued) and pari passu basis without
                    regard to loan groups. Furthermore, payments of interest
                    with respect to the class A-2FL, A-3FL, AM-FL and AJ-FL
                    certificates out of collections on the mortgage loans will be calculated on the related regular interests on a 30/360 basis at a fixed coupon or a coupon calculated at the lesser of a specified percentage and a weighted average coupon
                    derived from net interest rates on the mortgage loans, with such interest to be exchanged under the related swap
                    agreement for interest calculated on an actual/360 basis at a LIBOR-based rate. No class of certificates will provide
                    credit support for any failure on the part of the swap
                    counterparty to make any required payment under the swap
                    agreement. Interest payments with respect to the class
                    A-2FL, A-3FL, AM-FL and AJ-FL certificates may be subject to reduction if the related regular interest is subject to a
                    cap equal to the weighted average of the net interest rates on the mortgage loans and such weighted average of the net interest rates on the mortgage loans declines below the
                    fixed rate per annum at which interest is payable by the
                    trust to the swap counterparty.

                    No class of offered certificates will have any beneficial
                    interest in any swap agreement.

PRINCIPAL           Except as described below, principal will be distributed on
DISTRIBUTIONS       each distribution date, to the extent of available funds, to the most senior class of sequential pay certificates
                    outstanding until its certificate balance is reduced to
                    zero. Payments of principal will generally be made, to the extent of available funds (i) a) to the class A-1
                    certificates, b) the class A-2 certificates and the class
                    A-2FL regular interest (on a pro rata and pari passu basis),
                    c) the class A-SB certificates and d) the class A-3
                    certificates and the class A-3FL regular interest (on a pro rata and pari passu basis), in that order, in an amount
                    equal to the funds received or advanced with respect to
                    principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been
                    reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of
                    certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or
                    advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the A-3
                    certificates and the class A-3FL regular interest have been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the
                    principal balance of the class A-1A certificates is reduced to zero.

                    Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB
                    certificates is required to be paid down to its scheduled
                    principal balance for that distribution date in accordance with a specified schedule that will be annexed to the
                    prospectus supplement, distributions of principal will be
                    made, to the extent of available funds, to reduce the
                    principal balance of the class A-SB certificates to its
                    scheduled principal balance for the subject distribution
                    date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to
                    any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution
                    date) and, after the principal balance of the class A-1A
                    certificates has been reduced to zero, out of the funds
                    received or advanced with respect to principal

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       4

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    on mortgage loans in loan group 2 (prior to any
                    distributions of principal with respect to the class A-1,
                    A-2, and A-3 certificates and the class A-2FL and A-3FL
                    regular interests on that distribution date).

                    If, due to losses, the certificate balances of the class AM,
                    AM-FL regular interest, AJ and AJ-FL regular interest
                    through class T certificates are reduced to zero, payments of principal to the class A-1, A-2, A-SB, A-3 and A-1A
                    certificates and the class A-2FL and A-3FL regular interests
                    (to the extent that any two or more of these classes are
                    outstanding) will be made on a pro rata and pari passu
                    basis.

                    Following retirement of the class A-1, A-2, A-2FL, A-SB,
                    A-3, A-3FL and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, first to the class AM
                    certificates and the class AM-FL regular interest (on a pro rata and pari passu basis), second to the class AJ
                    certificates and the class AJ-FL regular interest (on a pro rata and pari passu basis), and third to the class B, C, D,
                    E, F, G, H, J, K, L, M, N, P, Q, S and T certificates, in
                    that order, in each case until the related certificate
                    balance of the subject class of certificates is reduced to zero.

LOSSES              Losses realized on the mortgage loans and certain
                    default-related and other unanticipated expenses, if any,
                    will be allocated to the class T, S, Q, P, N, M, L, K, J, H,
                    G, F, E, D, C and B certificates, in that order, and then, on a pro rata and pari passu basis, to the class AJ
                    certificates and the class AJ-FL regular interest, and then, on a pro rata and pari passu basis, to the class AM
                    certificates and the class AM-FL regular interest, and then, on a pro rata and pari passu basis, to the class A-1, A-2,
                    A-SB, A-3, and A-1A certificates and the class A-2FL and
                    A-3FL regular interests.

PREPAYMENT          Any prepayment premiums or yield maintenance charges
PREMIUMS AND        collected will be distributed to certificate holders and/or
YIELD MAINTENANCE   the swap counterparty on the distribution date following the
CHARGES             collection period in which the prepayment premium was
                    received. On each distribution date, the holders of each
                    class of offered certificates and of the class A-2FL, A-3FL,
                    AM-FL, AJ-FL (in the case of floating rate classes, in the limited circumstances described below), G, H, J and K
                    certificates then entitled to principal distributions (to
                    the extent such prepayment premium or yield maintenance
                    charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is
                    receiving payments of principal) will be entitled to a
                    portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment
                    premiums or yield maintenance charges, net of workout fees and principal recovery fees payable therefrom, multiplied by
                    (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of
                    the pass-through rate of such class of certificates (or, in the case of the class A-2FL, A-3FL, AM-FL and AJ-FL
                    certificates, the pass-through rate that would be payable on the related regular interests without regard to the related interest rate swap agreement as described under "Interest
                    Distributions" above) over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction,
                    the numerator of which is equal to the amount of principal distributable on such class of certificates on that
                    distribution date, and the denominator of which is equal to the total principal distribution amount for that
                    distribution date; provided that, if any of the class A-3 or class A-3FL certificates on the one hand and the class A-1A certificates on the other hand were outstanding (prior to
                    any distributions) on such distribution date, then the
                    number in clause (c) will be a fraction, the numerator of
                    which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid
                    mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       5

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    loan group that includes the prepaid mortgage loan. However, as long as the related swap agreement is in effect and there is no continuing payment default thereunder, any prepayment premium or yield maintenance charge allocable to the class
                    A-2FL, A-3FL, AM-FL and AJ-FL certificates will be payable to the swap counterparty under the respective swap
                    transaction.

                    The portion, if any, of the prepayment premiums or yield
                    maintenance charges remaining after any payments described above will be distributed to the holders of the class X.

                    All prepayment premiums and yield maintenance charges
                    payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to
                    certain expenses of the trust fund and losses realized in
                    respect of the mortgage loans previously allocated to any
                    class of certificates.

ADVANCES            The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer)
                    and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions
                    (which are described below) that may occur. However, with
                    respect to the Georgia-Alabama Retail Portfolio Loan
                    Combination, Wachovia Bank National Association, as master servicer under the pooling and servicing agreement governing the ML-CFC 2007-7 Securitization, will be obligated to make servicing advances.

APPRAISAL           If any of certain adverse events or circumstances described
REDUCTIONS          in the offering prospectus occur or exist with respect to
                    any mortgage loan or the mortgaged real property for any
                    mortgage loan, that mortgage loan will be considered a
                    required appraisal loan. An appraisal reduction will
                    generally be made in the amount, if any, by which the
                    principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan)
                    exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including
                    letters of credit) held as additional collateral with
                    respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the
                    interest portion of any P&I advance for such loan will be
                    reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will generally cease to be a
                    required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such
                    mortgage loan to be a required appraisal loan.

OPTIONAL            Each master servicer, the special servicer and certain
TERMINATION         certificate holders will have the option to terminate the
                    trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the
                    trust on or after the distribution date on which the stated
                    principal balance of the mortgage loans is less than
                    approximately 1.0% of the initial mortgage pool balance.
                    Such purchase price will generally be at a price equal to
                    the unpaid aggregate principal balance of the mortgage
                    loans, plus accrued and unpaid interest and certain other
                    additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following
                    foreclosure.

                    In addition, if, following the date on which the total
                    principal balances of the class A-1, A-2, A-2FL, A-SB, A-3,
                    A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B, C, D, E and F
                    certificates are reduced to zero, all of the remaining
                    certificates, except the class Y, Z, R-I and R-II
                    certificates, are held by the same certificate holder, the trust fund may also be terminated, subject to such
                    additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Y, Z, R-I and
                    R-II certificates, for all the mortgage loans and REO
                    properties remaining in the trust fund at the time of
                    exchange.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       6

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

CONTROLLING CLASS   The most subordinate class of principal balance certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most
                    subordinate class of principal balance certificates with a class certificate balance greater than zero. Other than with respect to trust mortgage loans that are part of a loan
                    combination and are described below, the holder(s) of
                    certificates representing a majority interest in the
                    controlling class will have the right, subject to the
                    limitations and conditions described in the offering
                    prospectus, to replace the special servicer and select a
                    representative that may direct and advise the special
                    servicer on various servicing matters. With respect to the mortgage loan known as Peninsula Beverly Hills, which
                    mortgage loan is part of a loan combination comprised of
                    that mortgage loan and a subordinate B-note non-trust loan, for so long as such B-note has an outstanding principal
                    balance equal to or greater than 25% of its outstanding
                    principal balance (subject to the conditions described in
                    the offering prospectus), the holder of the B-note (or after such period, the controlling class representative) will have the right, in lieu of the controlling class representative, to replace the special servicer for this mortgage loan and to direct and advise the applicable master servicer and the special servicer on various servicing matters with respect to the loans in the Peninsula Beverly Hills loan combination and the related mortgaged real property. With respect to the mortgage loan known as Georgia-Alabama Retail Portfolio,
                    which mortgage loan in the trust is comprised of a senior
                    note and a subordinate B-note, such mortgage loan in the
                    trust is part of a loan combination consisting of the trust mortgage loan, a non-trust loan that is pari passu with the senior trust mortgage loan and a non-trust subordinate
                    B-note that is pari passu with the subordinate B-note trust mortgage loan. For so long as the subordinate B-note in the trust and the non-trust B-note (in the aggregate) have an
                    outstanding principal balance equal to or greater than 25%
                    of its aggregate outstanding principal balance (subject to the conditions described in the offering prospectus), the
                    holders of greater than 50% of the B-notes (or after such
                    period, the controlling class representative) will have the right, in lieu of the controlling class representative
                    (under certain circumstances described in the accompanying offering prospectus), to replace the special servicer for
                    this mortgage loan and to direct and advise the applicable master servicer and the special servicer on various
                    servicing matters with respect to the Georgia-Alabama Retail
                    Portfolio loan combination and the related mortgaged real
                    properties. The holder of the B-note in the trust will be
                    represented by the holder(s) of certificates representing a majority interest in the controlling class. With respect to the mortgage loan known as the Farallon Portfolio Loan,
                    which mortgage loan is comprised of four (4) seven-year
                    senior trust mortgage loans and four (4) seven-year
                    subordinate trust mortgage loans and one (1) ten-year senior trust mortgage loan and one (1) ten-year subordinate trust mortgage loan, and is part of a loan combination comprised of such mortgage loans and other non-trust mortgage loans, the holder or holders (and their respective successors and assigns) of all or any portion of the non-trust fixed-rate A notes which are not held by the trust, as designated by MLML and which may be MLML, will have the right, in lieu of the controlling class representative, to replace the special
                    servicer for this mortgage loan and to direct and advise the applicable master servicer and special servicer, and have
                    certain approval rights, with respect to various servicing matters and major decisions relating to the Farallon
                    Portfolio loan combination (collectively, "Farallon
                    Portfolio Control Rights"). Certain other holders of the
                    Farallon Portfolio non-trust loans will have certain
                    non-binding consultation rights with respect to matters
                    relating to the Farallon Portfolio Control Rights. With
                    respect to the mortgage loan known as Executive Hills
                    Portfolio, which mortgage loan is part of a loan combination comprised of that mortgage loan and a subordinate B-note
                    non-trust loan. The holder of the Executive Hills Portfolio
                    B-note non-trust loan will have the right to replace the
                    special servicer for the related loan combination and the
                    right to direct and advise the applicable master servicer on various servicing matters until an appraisal reduction with respect to the loan

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       7

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    combination reduces the principal balance of such B-note
                    non-trust loan below 25% of its original principal balance, or the holder of more than 50% of the principal balance of the B-note non-trust loan is the related borrower or an
                    affilate thereof.

ERISA               The offered certificates are expected to be eligible for
                    purchase by employee benefit plans and other plans or
                    arrangements, subject to certain conditions.

SMMEA               The offered certificates will not be "mortgage related
                    securities" for the purposes of the Secondary Mortgage
                    Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       8

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

CONTACTS

        MERRILL LYNCH & CO.              COUNTRYWIDE SECURITIES CORPORATION

           John Mulligan                           Tom O'Hallaron
       (212) 449-3860 (Phone)                  (818) 225-6353 (Phone)
        (212) 738-1491 (Fax)                   (818) 225-4032 (Fax)

             Max Baker                            Marlyn Marincas
      (212) 449-3860 (Phone)                   (818) 225-6342 (Phone)
        (212) 738-1491 (Fax)                    (818) 225-4032 (Fax)

             Rich Sigg                            Jerry Hirschkorn
      (212) 449-3860 (Phone)                   (212) 649-8352 (Phone)
       (212) 738-1491 (Fax)                     (212) 649-8391 (Fax)

           David Rodgers                          Mark Rudnitzky
       (212) 449-3611 (Phone)                 (818) 225-6353 (Phone)
        (212) 449-7684 (Fax)                    (818) 225-4032 (Fax)

             Joe Cuomo                     BANC OF AMERICA SECURITIES LLC
       (212) 449-3766 (Phone)
        (212) 449-7684 (Fax)                       Geordie Walker
                                               (704) 388-1597 (Phone)
      KEYBANC CAPITAL MARKETS                   (704) 388-9677 (Fax)

          Audrey Saccardi                          Chris Springer
       (216) 689-3567 (Phone)                  (704) 388-1597 (Phone)
        (216) 689-0976 (Fax)                    (704) 388-9677 (Fax)

            Gary Andrews                      BEAR, STEARNS & CO. INC.
       (216) 689-3567 (Phone)
       (216) 689-0976 (Fax)                         Craig Sedmak
                                               (212) 272-4953 (Phone)
                                                (212) 849-0223 (Fax)

                                                  Stephen Gargiulo
                                               (212) 272-4953 (Phone)
                                                (212) 849-0223 (Fax)

                                                   Jignesh Patel
                                               (212) 272-6184 (Phone)
                                                (212) 849-0223 (Fax)

                                                  Mathew Weinstein
                                               (212) 272-4953 (Phone)
                                                (212) 849-0223 (Fax)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       9

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool. If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination includes the related pari passu non-trust loan and excludes the related B-note non-trust loan (except with respect to the
Georgia-Alabama Retail Portfolio Loan, in which case the subordinate B-note in the trust and the subordinate non-trust B-note are included in statistical information, unless otherwise specified, and except with respect to the
Farallon Portfolio Loan, in which case the subordinate B-notes in the trust and the subordinate non-trust B notes are included in the statistical information, unless otherwise specified). With respect to certain mortgage loans, the debt service coverage ratios and/or cut-off date loan to value ratios were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions, including assumptions regarding the financial performance or value of the related mortgaged real property on a
"stabilized" basis. For such mortgage loans, the information herein is not based on the actual "as-is" information. See "Annex A-1--Certain
Characteristics of the Mortgage Loans" in the offering prospectus. Unless otherwise specified, the information contained in this paragraph, where applicable, applies to the information contained in the charts in this
Preliminary Structural and Collateral Term Sheet.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                             ALL MORTGAGE         LOAN                LOAN
                                                                                LOANS            GROUP 1             GROUP 2

Initial mortgage pool balance ...........................................   $2,435,364,704    $1,401,593,530    $1,033,771,173
Number of pooled mortgage loans .........................................              218               162                56
Number of mortgaged properties ..........................................              664               259               405
Percentage of investment grade loans(1) .................................              3.3%              5.7%              0.0%
Average cut-off date principal balance ..................................       11,171,398         8,651,812        18,460,200
Largest cut-off date principal balance ..................................      335,000,000        99,900,000       335,000,000
Smallest cut-off date principal balance .................................          494,011           898,482           494,011
Weighted average mortgage interest rate .................................           5.9865%           5.9747%           6.0026%
Highest mortgage interest rate ..........................................           6.8100%           6.8100%           6.5226%
Lowest mortgage interest rate ...........................................           5.1100%           5.2900%           5.1100%
Number of cross collateralized mortgage loans ...........................                2                 0                 2
Cross collateralized mortgage loans as % of IPB .........................              1.3%              0.0%              3.0%
Number of multi property mortgage loans .................................               11                 8                 3
Multi property mortgage loans as a % of IPB .............................             35.3%             18.9%             57.7%
Weighted average underwritten debt service coverage ratio ...............             1.36x             1.40x             1.31x
Maximum underwritten debt service coverage ratio ........................             3.06x             2.99x             3.06x
Minimum underwritten debt service coverage ratio ........................             1.11x             1.13x             1.11x
Weighted average cut-off date loan-to-value ratio .......................             71.6%             68.3%             76.2%
Maximum cut-off date loan-to-value ratio ................................             89.2%             89.2%             80.1%
Minimum cut-off date loan-to-value ratio ................................             24.2%             24.2%             27.0%
Weighted average remaining term to maturity or anticipated repayment
 date (months) ..........................................................              113               116               108
Maximum remaining term to maturity or anticipated repayment date (months)              358               298               358
Minimum remaining term to maturity or anticipated repayment date (months)               54                58                54
Weighted average remaining amortization term (months)(2) ................              363               362               365
Maximum remaining amortization term (months) ............................              420               420               420
Minimum remaining amortization term (months)(2) .........................              177               177               324

(1)   It has been confirmed by Fitch and S&P, in accordance with their respective methodologies, that the Peninsula Beverly Hills mortgage loan has credit characteristics consistent with investment-grade rated obligations.

(2)   Excludes mortgage loans that are interest-only for the entire term.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                           % OF INITIAL
                          MORTGAGE POOL                           MANUFACTURED
          STATE              BALANCE       MULTIFAMILY   RETAIL      HOUSING

California .............       17.7            2.0        6.2         0.1
 Southern ..............       14.0            1.9        4.4          --
 Northern ..............        3.8            0.1        1.8         0.1
Texas ..................       10.2            5.0        2.0         1.5
Florida ................        9.5            6.2        0.5         2.0
Georgia ................        8.7            2.3        4.6         1.1
Ohio ...................        4.4            2.7        1.1          --
New York ...............        3.9            1.5        0.7         0.4
Nevada .................        3.3            0.2        2.9          --
Virginia ...............        3.2            0.3        0.6          --
North Carolina .........        3.1            0.3        2.0         0.4
Missouri ...............        3.0             --         --         0.2
Maryland ...............        2.7            2.7         --          --
Kansas .................        2.7             --        0.1         0.5
Colorado ...............        2.6             --        0.7         1.0
Indiana ................        2.5            2.2        0.1         0.2
Louisiana ..............        2.1            0.6        0.1          --
Utah ...................        1.7             --        0.4         1.1
South Carolina .........        1.7            1.3        0.1         0.2
Illinois ...............        1.7            0.2        0.2         0.6
Pennsylvania ...........        1.7            0.7         --         0.4
Minnesota ..............        1.6             --        0.5         1.0
Maine ..................        1.6             --        0.8          --
Kentucky ...............        1.6            1.6         --          --
Washington .............        1.3            0.3        0.5         0.1
Alabama ................        1.2            0.6        0.2          --
Arizona ................        1.2             --        0.6          --
Oklahoma ...............        1.0             --         --         0.2
Iowa ...................        0.5             --         --         0.5
New Mexico .............        0.4            0.2        0.1         0.1
New Hampshire ..........        0.4             --         --          --
Idaho ..................        0.4             --        0.3         0.0
Massachusetts ..........        0.3             --         --          --
Michigan ...............        0.3            0.2         --         0.1
Wisconsin ..............        0.3             --         --          --
Wyoming ................        0.3             --         --         0.3
New Jersey .............        0.3            0.3         --          --
Mississippi ............        0.2             --        0.2          --
Oregon .................        0.2             --         --          --
South Dakota ...........        0.2             --        0.2          --
Tennessee ..............        0.1             --         --         0.1
Arkansas ...............        0.1             --         --         0.1
North Dakota ...........        0.1             --         --         0.1
Nebraska ...............        0.0             --         --         0.0
                            -----------------------------------------------
                              100.0%          31.2%      25.8%       12.2%
                            ===============================================

                                                   SELF                  MIXED
          STATE           OFFICE   HOSPITALITY   STORAGE   INDUSTRIAL     USE      LAND

California .............    2.6        4.0         2.0         0.1        0.5      0.1
 Southern ..............    1.2        4.0         1.8         0.0        0.5      0.1
 Northern ..............    1.5         --         0.2         0.1         --       --
Texas ..................    1.1        0.2         0.4         0.1         --       --
Florida ................    0.2         --         0.4         0.2         --       --
Georgia ................     --         --         0.8          --         --       --
Ohio ...................     --        0.5          --         0.1         --       --
New York ...............    0.2        1.0          --          --        0.2       --
Nevada .................    0.1         --          --          --        0.1       --
Virginia ...............    1.0         --         0.6         0.8         --       --
North Carolina .........     --        0.2          --         0.2         --      0.1
Missouri ...............    2.7         --          --         0.1         --       --
Maryland ...............     --         --          --          --         --       --
Kansas .................    2.0         --          --          --         --       --
Colorado ...............     --        0.9          --          --         --       --
Indiana ................     --         --          --          --         --       --
Louisiana ..............     --         --         0.3         1.0         --       --
Utah ...................     --         --          --         0.2         --       --
South Carolina .........     --         --         0.1          --         --       --
Illinois ...............    0.1         --          --         0.1        0.6       --
Pennsylvania ...........     --        0.5         0.1          --         --       --
Minnesota ..............     --         --          --         0.1         --       --
Maine ..................    0.3        0.5          --          --         --       --
Kentucky ...............     --         --          --          --         --       --
Washington .............    0.3         --          --          --        0.1       --
Alabama ................    0.2         --          --          --        0.2       --
Arizona ................    0.2         --         0.3          --         --       --
Oklahoma ...............     --         --         0.7          --         --       --
Iowa ...................     --         --          --          --         --       --
New Mexico .............     --         --          --          --         --       --
New Hampshire ..........     --         --          --         0.4         --       --
Idaho ..................     --         --          --          --         --       --
Massachusetts ..........     --         --         0.3          --         --       --
Michigan ...............     --         --          --          --         --       --
Wisconsin ..............     --         --          --         0.3         --       --
Wyoming ................     --         --          --          --         --       --
New Jersey .............     --         --          --          --         --       --
Mississippi ............     --         --          --          --         --       --
Oregon .................     --         --         0.2          --         --       --
South Dakota ...........     --         --          --          --         --       --
Tennessee ..............    0.1         --          --          --         --       --
Arkansas ...............     --         --         0.0          --         --       --
North Dakota ...........     --         --          --          --         --       --
Nebraska ...............     --         --          --          --         --       --
                           ------------------------------------------------------------
                           11.1%       7.9%        6.3%        3.6%       1.7%     0.2%
                           ============================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

                                                                           CUT-OFF DATE      % OF INITIAL
                                                         NUMBER OF          PRINCIPAL        MORTGAGE POOL
                                                      MORTGAGE LOANS         BALANCE            BALANCE

Interest Only ....................................         39             $  759,100,000         31.2%
Single Tenant ....................................         22             $  154,964,109          6.4%
Loans > 50% Single Tenant ........................         38             $  249,238,430         10.2%
Current Secondary Debt ...........................          9             $  510,931,227         21.0%
Future Secondary Debt Permitted ..................         39             $  620,989,207         25.5%
Lockbox ..........................................         59             $1,386,471,186         56.9%
Escrow Type(1)
 TI/LC Reserves(2) ...............................         74             $  547,527,501         53.3%
 Real Estate Tax .................................        170             $2,009,919,390         82.5%
 Insurance .......................................        159             $1,809,608,605         74.3%
 Replacement Reserves ............................        140             $1,812,474,660         74.4%

____________________

(1)   Includes only upfront and ongoing reserves

(2)   TI/LC Escrows are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                                                                           CUT-OFF DATE      % OF INITIAL
                                                         NUMBER OF          PRINCIPAL        MORTGAGE POOL
                                                      MORTGAGE LOANS         BALANCE            BALANCE

Interest Only ....................................         24             $  373,095,000         26.6%
Single Tenant ....................................         22             $  154,964,109         11.1%
Loans > 50% Single Tenant ........................         38             $  249,238,430         17.8%
Current Secondary Debt ...........................          5             $  235,694,227         16.8%
Future Secondary Debt Permitted ..................         31             $  487,852,043         34.8%
Lockbox ..........................................         51             $  709,051,186         50.6%
Escrow Type(1)
 TI/LC Reserves(2) ...............................         74             $  547,527,501         53.3%
 Real Estate Tax .................................        127             $1,072,305,796         76.5%
 Insurance .......................................        118             $  892,289,793         63.7%
 Replacement Reserves ............................        108             $  932,268,848         66.5%

____________________

(1)   Includes only upfront and ongoing reserves

(2)   TI/LC Escrows are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

                                                                          CUT-OFF DATE     % OF INITIAL
                                                         NUMBER OF          PRINCIPAL      MORTGAGE POOL
                                                       MORTGAGE LOANS        BALANCE          BALANCE

Interest Only ....................................         15             $  386,005,000        37.3%
Single Tenant ....................................         NAP                   NAP             NAP
Loans > 50% Single Tenant ........................         NAP                   NAP             NAP
Current Secondary Debt ...........................          4             $  275,237,000        26.6%
Future Secondary Debt Permitted ..................          8             $  133,137,165        12.9%
Lockbox ..........................................          8             $  677,420,000        65.5%
Escrow Type(1)
 Real Estate Tax .................................         43             $  937,613,594        90.7%
 Insurance .......................................         41             $  917,318,812        88.7%
 Replacement Reserves ............................         32             $  880,205,811        85.1%

____________________

(1)   Includes only upfront and ongoing reserves

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------

                                                          AGGREGATE        % OF
                 RANGE OF                                  CUT-OFF        INITIAL     % OF      % OF
                 CUT-OFF                   NUMBER OF         DATE        MORTGAGE     LOAN      LOAN
              DATE PRINCIPAL                MORTGAGE      PRINCIPAL        POOL     GROUP 1    GROUP 2
               BALANCES ($)                  LOANS       BALANCE ($)      BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

494,011    -   2,999,999 ..............        82      $  162,518,603       6.7%      9.0%       3.6%
3,000,000  -   3,999,999 ..............        18          61,666,343       2.5%      4.4%       0.0%
4,000,000  -   4,999,999 ..............        13          58,559,834       2.4%      3.5%       0.9%
5,000,000  -   5,999,999 ..............        14          76,066,315       3.1%      3.5%       2.6%
6,000,000  -   6,999,999 ..............        14          90,491,919       3.7%      4.6%       2.5%
7,000,000  -   7,999,999 ..............         2          14,250,000       0.6%      1.0%       0.0%
8,000,000  -   9,999,999 ..............        13         115,033,172       4.7%      5.1%       4.2%
10,000,000 -  12,999,999 ..............        16         179,110,276       7.4%      9.6%       4.3%
13,000,000 -  19,999,999 ..............        27         443,571,261      18.2%     25.8%       7.9%
20,000,000 -  49,999,999 ..............        13         338,126,997      13.9%     15.3%      11.9%
50,000,000 - 335,000,000 ..............         6         895,969,984      36.8%     18.1%      62.1%
-------------------------------------------------------------------------------------------------------
Total .................................       218      $2,435,364,704     100.0%    100.0%     100.0%
MIN: $494,011                               MAX: $335,000,000                       AVG. $11,171,398
-------------------------------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------

                                                         AGGREGATE        % OF
                                                          CUT-OFF        INITIAL     % OF      % OF
                                          NUMBER OF         DATE        MORTGAGE     LOAN      LOAN
                RANGE OF                   MORTGAGE      PRINCIPAL        POOL     GROUP 1    GROUP 2
                DSCRS (X)                   LOANS       BALANCE ($)      BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

1.11 - 1.14 ...........................         4      $   38,790,875       1.6%      0.4%       3.2%
1.15 - 1.19 ...........................        37         629,596,097      25.9%     14.1%      41.8%
1.20 - 1.29 ...........................        99         659,573,519      27.1%     34.7%      16.8%
1.30 - 1.34 ...........................        14         116,606,697       4.8%      4.3%       5.4%
1.35 - 1.39 ...........................        23         176,570,840       7.3%     10.8%       2.4%
1.40 - 1.44 ...........................        13         170,653,983       7.0%     11.0%       1.6%
1.45 - 1.49 ...........................         8         176,371,601       7.2%     12.6%       0.0%
1.50 - 1.59 ...........................         5         293,912,340      12.1%      2.0%      25.7%
1.60 - 1.99 ...........................         9          80,193,455       3.3%      4.1%       2.2%
2.00 - 3.06 ...........................         6          93,095,296       3.8%      6.0%       0.8%
-------------------------------------------------------------------------------------------------------
Total .................................       218      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 1.11X                                  MAX: 3.06X                              WTD. AVG. 1.36X
-------------------------------------------------------------------------------------------------------

MORTGAGE RATE (%)(1)
--------------------------------------------------------------------------------

                                                          AGGREGATE        % OF
                                                           CUT-OFF        INITIAL     % OF      % OF
                                           NUMBER OF         DATE        MORTGAGE     LOAN      LOAN
                 RANGE OF                   MORTGAGE      PRINCIPAL        POOL     GROUP 1    GROUP 2
            MORTGAGE RATES (%)               LOANS       BALANCE ($)      BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

5.1100 - 5.4999 .......................         3          72,900,000       3.0%      3.1%       2.9%
5.5000 - 5.7499 .......................        49         552,473,758      22.7%     27.2%      16.6%
5.7500 - 5.9999 .......................        60         843,103,971      34.6%     27.6%      44.2%
6.0000 - 6.0999 .......................        20          76,433,122       3.1%      3.7%       2.4%
6.1000 - 6.1999 .......................        26         143,077,611       5.9%      7.3%       4.0%
6.2000 - 6.2999 .......................        18         173,383,984       7.1%      9.7%       3.7%
6.3000 - 6.3999 .......................        22         158,574,197       6.5%     10.5%       1.1%
6.4000 - 6.4999 .......................         9         134,058,380       5.5%      5.6%       5.3%
6.5000 - 6.8100 .......................        12         281,359,681      11.6%      5.4%      19.9%
-------------------------------------------------------------------------------------------------------
Total .................................       219      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 5.1100                                 MAX: 6.8100                             WTD. AVG. 5.9865
-------------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------

                                                           AGGREGATE        % OF
                                                            CUT-OFF        INITIAL     % OF      % OF
                 RANGE OF                   NUMBER OF         DATE        MORTGAGE     LOAN      LOAN
             CUT-OFF DATE LTV                MORTGAGE      PRINCIPAL        POOL     GROUP 1    GROUP 2
                RATIOS (%)                    LOANS       BALANCE ($)      BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

24.2 - 50.0 ...........................        13      $  111,320,175       4.6%      7.3%       0.9%
50.1 - 60.0 ...........................        32         126,793,151       5.2%      8.0%       1.4%
60.1 - 65.0 ...........................        26         270,967,046      11.1%     16.9%       3.4%
65.1 - 70.0 ...........................        25         205,337,523       8.4%     11.7%       4.1%
70.1 - 75.0 ...........................        52         503,468,354      20.7%     23.4%      17.0%
75.1 - 77.5 ...........................        26         197,663,373       8.1%     12.3%       2.5%
77.6 - 80.0 ...........................        39         974,345,081      40.0%     17.4%      70.6%
80.1 - 89.2 ...........................         5          45,470,000       1.9%      3.1%       0.2%
-------------------------------------------------------------------------------------------------------
Total .................................       218      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 24.2%                                   MAX: 89.2%                              WTD. AVG. 71.6%
-------------------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------

                                                           AGGREGATE        % OF
                 RANGE OF                                   CUT-OFF        INITIAL     % OF      % OF
               MATURITY DATE                NUMBER OF         DATE        MORTGAGE     LOAN      LOAN
                  OR ARD                     MORTGAGE      PRINCIPAL        POOL     GROUP 1    GROUP 2
              LTV RATIOS (%)                  LOANS       BALANCE ($)      BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

Fully Amortizing ......................         7      $   17,278,958       0.7%      1.0%       0.3%
18.9 - 40.0 ...........................         7          95,106,862       3.9%      6.2%       0.8%
40.1 - 50.0 ...........................        27          77,253,151       3.2%      4.9%       0.8%
50.1 - 60.0 ...........................        40         334,330,620      13.7%     21.7%       3.0%
60.1 - 62.4 ...........................        19         215,858,382       8.9%      8.4%       9.4%
62.5 - 65.0 ...........................        21         141,811,433       5.8%      8.3%       2.4%
65.1 - 67.4 ...........................        24         304,052,171      12.5%     15.1%       9.0%
67.5 - 70.0 ...........................        16          95,747,000       3.9%      5.8%       1.4%
70.1 - 75.0 ...........................        39         696,741,127      28.6%     19.5%      40.9%
75.1 - 80.1 ...........................        18         457,185,000      18.8%      9.0%      32.0%
-------------------------------------------------------------------------------------------------------
Total .................................       218      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 18.9%                                   MAX:80.1%                              WTD. AVG. 66.9%
-------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)(1)
--------------------------------------------------------------------------------

                                                           AGGREGATE       % OF
                                                            CUT-OFF       INITIAL     % OF      % OF
                  RANGE OF                  NUMBER OF        DATE        MORTGAGE     LOAN      LOAN
               ORIGINAL TERMS                MORTGAGE      PRINCIPAL       POOL     GROUP 1    GROUP 2
             TO MATURITY (MOS.)               LOANS       BALANCE ($)     BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

1   - 60 ..............................         7      $   54,299,781       2.2%      0.3%       4.9%
73  - 84 ..............................         5         349,300,000      14.3%      8.2%      22.6%
108 - 120 .............................       200       2,014,485,964      82.7%     90.5%      72.2%
121 - 360 .............................         7          17,278,958       0.7%      1.0%       0.3%
-------------------------------------------------------------------------------------------------------
Total .................................       219      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 60                                      MAX: 360                                 WTD. AVG. 114
-------------------------------------------------------------------------------------------------------

____________________

(1)   For the purpose of the Mortgage Rate (%) and Original Term to Maturity or
      ARD (mos) tables, the Farallon Portfolio Loan was treated as two separate mortgage loans with original principal balances of $200,000,000 and
      $50,000,000, respectively, and with loan maturities of 7-years and
      10-years, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)(1)
--------------------------------------------------------------------------------

                                                           AGGREGATE       % OF
                                                            CUT-OFF       INITIAL     % OF      % OF
                  RANGE OF                  NUMBER OF        DATE        MORTGAGE     LOAN      LOAN
               REMAINING TERMS               MORTGAGE      PRINCIPAL       POOL     GROUP 1    GROUP 2
             TO MATURITY (MOS.)               LOANS       BALANCE ($)     BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

54  - 60 ..............................         7      $   54,299,781       2.2%      0.3%       4.9%
61  - 84 ..............................         5         349,300,000      14.3%      8.2%      22.6%
85  - 121 .............................       200       2,014,485,964      82.7%     90.5%      72.2%
122 - 358 .............................         7          17,278,958       0.7%      1.0%       0.3%
-------------------------------------------------------------------------------------------------------
Total .................................       219      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 54                                      MAX: 358                                  WTD. AVG. 113
-------------------------------------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
--------------------------------------------------------------------------------

                                                           AGGREGATE        % OF
                                                            CUT-OFF        INITIAL     % OF     % OF
                                            NUMBER OF         DATE        MORTGAGE     LOAN     LOAN
           RANGE OF REMAINING                MORTGAGE      PRINCIPAL        POOL     GROUP 1   GROUP 2
            PARTIAL IO TERMS                  LOANS       BALANCE ($)      BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------------

9  - 14 ...............................         2      $   17,720,000       0.7%      1.3%       0.0%
15 - 24 ...............................        24         201,810,000       8.3%      9.7%       6.4%
25 - 34 ...............................        13         101,988,000       4.2%      2.8%       6.1%
35 - 39 ...............................        12          78,539,000       3.2%      4.9%       0.9%
40 - 54 ...............................         1           5,875,000       0.2%      0.0%       0.6%
55 - 60 ...............................        39         771,030,896      31.7%     28.6%      35.9%
-------------------------------------------------------------------------------------------------------
Total .................................        91      $1,176,962,896      48.3%     47.2%      49.8%
MIN: 9                                       MAX: 60                                   WTD. AVG. 48
-------------------------------------------------------------------------------------------------------

PROPERTY STATE/LOCATION
--------------------------------------------------------------------------------

                                                           AGGREGATE        % OF
                                                            CUT-OFF        INITIAL     % OF     % OF
                                            NUMBER OF         DATE        MORTGAGE     LOAN     LOAN
                                            MORTGAGED      PRINCIPAL        POOL     GROUP 1   GROUP 2
               LOCATION                    PROPERTIES     BALANCE ($)      BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------------

California ............................        61      $  431,846,443      17.7%     27.7%       4.2%
 Southern .............................        51         339,808,043      14.0%     21.5%       3.8%
 Northern .............................        10          92,038,401       3.8%      6.3%       0.4%
Texas .................................        84         249,172,695      10.2%      6.6%      15.2%
Florida ...............................        49         231,413,829       9.5%      2.3%      19.3%
Georgia ...............................       102         212,450,232       8.7%      9.4%       7.8%
Ohio ..................................        22         107,608,147       4.4%      3.0%       6.3%
Other(a) ..............................       346       1,202,873,357      49.4%     51.1%      47.1%
-------------------------------------------------------------------------------------------------------
Total .................................       664      $2,435,364,704     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------------------

(a)   Includes 37 States

PROPERTY TYPE
--------------------------------------------------------------------------------

                                                           AGGREGATE        % OF
                                                            CUT-OFF        INITIAL     % OF      % OF
                                            NUMBER OF         DATE        MORTGAGE     LOAN      LOAN
                                            MORTGAGED      PRINCIPAL        POOL     GROUP 1   GROUP 2
             PROPERTY TYPE                 PROPERTIES     BALANCE ($)      BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------------

Multifamily ...........................       408      $1,057,175,674      43.4%      1.7%     100.0%
 Multifamily ..........................       128         758,965,534      31.2%      1.7%      71.2%
 Manufactured Housing .................       280         298,210,139      12.2%      0.0%      28.8%
Retail ................................       151         628,459,626      25.8%     44.8%       0.0%
Office ................................        35         269,573,155      11.1%     19.2%       0.0%
Hospitality ...........................        10         192,020,082       7.9%     13.7%       0.0%
Self Storage ..........................        34         154,017,053       6.3%     11.0%       0.0%
Industrial ............................        14          87,067,565       3.6%      6.2%       0.0%
Mixed Use .............................        10          42,081,549       1.7%      3.0%       0.0%
Land ..................................         2           4,970,000       0.2%      0.4%       0.0%
-------------------------------------------------------------------------------------------------------
Total .................................       664      $2,435,364,704     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------------------

AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                           AGGREGATE        % OF
                                                            CUT-OFF        INITIAL     % OF     % OF
                                            NUMBER OF         DATE        MORTGAGE     LOAN     LOAN
                                             MORTGAGE      PRINCIPAL        POOL     GROUP 1   GROUP 2
     AMORTIZATION TYPES                       LOANS       BALANCE ($)      BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------------

IO-Balloon ............................        89      $1,166,214,896      47.9%     46.5%      49.7%
Interest Only .........................        39         759,100,000      31.2%     26.6%      37.3%
Balloon ...............................        77         381,577,660      15.7%     17.9%      12.6%
ARD ...................................         5         101,293,190       4.2%      7.2%       0.0%
Fully Amortizing ......................         7          17,278,958       0.7%      1.0%       0.3%
Partial IO-ARD ........................         1           9,900,000       0.4%      0.7%       0.0%
-------------------------------------------------------------------------------------------------------
Total .................................       218      $2,435,364,704     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------

                                                          AGGREGATE        % OF
                                                           CUT-OFF        INITIAL     % OF      % OF
                                            NUMBER OF        DATE        MORTGAGE     LOAN      LOAN
       RANGE OF REMAINING STATED             MORTGAGE     PRINCIPAL        POOL     GROUP 1    GROUP 2
       AMORTIZATION TERMS (MOS.)              LOANS      BALANCE ($)      BALANCE   BALANCE    BALANCE
-------------------------------------------------------------------------------------------------------

Interest Only .........................        39      $  759,100,000      31.2%     26.6%      37.3%
177 - 240 .............................         5          24,929,630       1.0%      1.8%       0.0%
241 - 300 .............................         6          26,469,138       1.1%      1.9%       0.0%
301 - 360 .............................       147       1,415,816,878      58.1%     59.3%      56.5%
361 - 420 .............................        21         209,049,057       8.6%     10.4%       6.2%
-------------------------------------------------------------------------------------------------------
Total .................................       218      $2,435,364,704     100.0%    100.0%     100.0%
MIN: 177                                     MAX: 420                                WTD. AVG. 363
-------------------------------------------------------------------------------------------------------

____________________

(1)   For the purpose of the Remaining Term to Maturity or ARD (mos) table, the
      Farallon Portfolio Loan was treated as two separate mortgage loans with original principal balances of $200,000,000 and $50,000,000, respectively, and with loan maturities of 7-years and 10-years, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

CLASS A-2 AND A-2 FL (7-9 YEARS)
--------------------------------------------------------------------------------

                                                    AGGREGATE        LOAN BALANCE
                                                  CUT-OFF DATE      AT MATURITY /
                                       LOAN     PRINCIPAL BALANCE       ARD TO
LOAN/PROPERTY NAME                    SELLER   ALLOCATED TO CLASS       CLASS        STATE
--------------------------------------------------------------------------------------------

Peninsula Beverly Hills               CRF         $79,300,000        $ 79,300,000      CA
Douglas Corporate Center I & II       Key          36,000,000          36,000,000      CA
Holiday Inn Buffalo Niagara
International Airport                 CRF           8,962,340           7,184,938      NY
CLASS A-2 AND A-2 FL TOTAL BALLOON
PAYMENT                                                              $122,484,938
REMAINING CLASS A-2 AND A-2 FL
AMORTIZATION                                                         $         62
TOTAL CLASS A-2 AND A-2 FL
CERTIFICATE BALANCE                                                  $122,485,000

                                                       REMANING                  CUT-OFF
                                                        TERM TO                   DATE
                                         PROPERTY     MATURITY /    REMAINING      LTV      U/W NCF
LOAN/PROPERTY NAME                         TYPE      ARD (MONTHS)   IO PERIOD     RATIO      DSCR
----------------------------------------------------------------------------------------------------

Peninsula Beverly Hills               Hospitality          84           84         35.8%     2.54x
Douglas Corporate Center I & II       Office               82           82         53.1      1.38
Holiday Inn Buffalo Niagara
International Airport                 Hospitality         105           0          59.7      1.55
CLASS A-2 AND A-2 FL TOTAL BALLOON
PAYMENT
REMAINING CLASS A-2 AND A-2 FL
AMORTIZATION
TOTAL CLASS A-2 AND A-2 FL
CERTIFICATE BALANCE

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                    PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                                                       % OF REM
                 MONTHS                           AGGREGATE            MORTGAGE
                  SINCE                           REMAINING          POOL BALANCE
                 CUT-OFF      NUMBER OF           PRINCIPAL            LOCK OUT/
     PERIOD        DATE    MORTGAGE LOANS          BALANCE           DEFEASANCE(2)
-----------------------------------------------------------------------------------

August 2007      0              218           $ 2,435,364,703.61         81.28%
August 2008      12             218           $ 2,429,087,501.65         81.27%
August 2009      24             218           $ 2,421,661,525.87         75.40%
August 2010      36             218           $ 2,411,877,759.20         80.94%
August 2011      48             218           $ 2,399,903,265.36         80.86%
August 2012      60             211           $ 2,332,417,534.83         76.74%
August 2013      72             211           $ 2,310,050,088.16         76.48%
August 2014      84             207           $ 1,936,989,876.00         78.19%
August 2015      96             207           $ 1,911,749,964.19         78.20%
August 2016      108            206           $ 1,878,077,985.46         76.12%
August 2017      120              3           $     5,498,863.20          0.00%
August 2018      132              3           $     4,555,868.85          0.00%
August 2019      144              3           $     3,553,540.50          0.00%
August 2020      156              3           $     2,488,665.12          0.00%
August 2021      168              3           $     1,356,264.17          0.00%
August 2022      180              0           $               --          0.00%

                      % OF REM              % OF REM        % OF REM
                      MORTGAGE              MORTGAGE        MORTGAGE
                    POOL BALANCE        POOL BALANCE X%   POOL BALANCE
     PERIOD      YIELD MAINTENANCE(3)       PENALTY(4)        OPEN         TOTAL
-----------------------------------------------------------------------------------

August 2007            18.58%                0.14%           0.00%        100.00%
August 2008            18.60%                0.14%           0.00%        100.00%
August 2009            24.20%                0.14%           0.26%        100.00%
August 2010            18.67%                0.13%           0.26%        100.00%
August 2011            18.76%                0.13%           0.26%        100.00%
August 2012            22.29%                0.98%           0.00%        100.00%
August 2013            22.30%                1.22%           0.00%        100.00%
August 2014            20.37%                1.44%           0.00%        100.00%
August 2015            20.36%                1.44%           0.00%        100.00%
August 2016            20.20%                1.45%           2.23%        100.00%
August 2017            77.32%                0.00%          22.68%        100.00%
August 2018            77.41%                0.00%          22.59%        100.00%
August 2019            77.55%                0.00%          22.46%        100.00%
August 2020            77.79%                0.00%          22.21%        100.00%
August 2021            78.46%                0.00%          21.54%        100.00%
August 2022             0.00%                0.00%           0.00%        100.00%

____________________

(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates and except that mortgage loans with conversion dates (converting loans) are assumed to prepay on their conversion dates).
      Otherwise, Mortgage Pool Prepayment Profile is calculated based on
      Modeling Assumptions as described in the offering prospectus.

(2)   Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)   Including mortgage loans that permit defeasance or prepayment with yield maintenance and mortgage loans that permit greater of yield maintenance cost and x% penalties.

(4)   Including mortgage loans that permit defeasance or x% penalties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                    NUMBER OF
                                                     MORTGAGE                                      % OF
                                                      LOANS/                                      INITIAL
                                                    MORTGAGED     CUT-OFF DATE      SHADOW       MORTGAGE
                                         MORTGAGE      REAL        PRINCIPAL        RATING         POOL
NO.     LOAN NAME                      LOAN SELLER  PROPERTIES      BALANCE       FITCH/S&P(1)    BALANCE
----------------------------------------------------------------------------------------------------------

  1.    Empirian Portfolio Pool 2         MLML        1    73    $  335,000,000                    13.8%
  2.    Farallon Portfolio                MLML        1   274    $  250,000,000                    10.3%
  3.    Executive Hills Portfolio         Key         1     9    $   99,900,000                     4.1%
  4.    Peninsula Beverly Hills           CRF         1     1    $   79,300,000   BBB-/BBB-         3.3%
  5.    U-Haul SAC 12 & 13                MLML        1    17    $   74,934,080                     3.1%
  6.    Towers at University Town
        Center                            Key         1     1    $   56,835,903                     2.3%
  7.    The Georgia-Alabama Retail
        Portfolio                         CRF         1    62    $   39,926,997                     1.6%
  8.    Douglas Corporate Center I &
        II                                Key         1     1    $   36,000,000                     1.5%
  9.    Gray Apartment Portfolio          CRF         2     2    $   31,500,000                     1.3%
 10.    Haverly Park Apartments(4)        CRF         1     1    $   30,000,000                     1.2%
----------------------------------------------------------------------------------------------------------
        TOTAL/WTD. AVG.                              11   441    $1,033,396,980                    42.4%
----------------------------------------------------------------------------------------------------------

                                                  LOAN
                                                 BALANCE                  CUT-OFF
                PROPERTY           PROPERTY        PER        DSCR        DATE LTV
NO.               TYPE              SIZE(2)    SF/UNIT(3)  (X)(3),(4)   RATIO (%)(3)
-------------------------------------------------------------------------------------

  1.    Multifamily                 6,892      $ 48,607      1.18x         78.9%
  2.    Manufactured Housing       57,165      $ 27,561      1.50          79.7
  3.    Office                    951,754      $    105      1.43          71.4
  4.    Hospitality                   194      $408,763      2.54          35.8
  5.    Self Storage              711,292      $    105      1.48          66.9
  6.
        Multifamily-Student           910      $ 62,457      1.17          71.9
  7.
        Retail                    239,753      $    333      1.24          79.3
  8.
        Office                    213,379      $    169      1.38          53.1
  9.    Multifamily                   789      $ 39,924      1.26          75.0
 10.    Multifamily                   636      $ 47,170      1.14          70.6
-------------------------------------------------------------------------------------
                                                             1.42X         72.6%
-------------------------------------------------------------------------------------

(1)   It has been confirmed by Fitch and S&P, in accordance with their respective methodologies, that the Peninsula Beverly Hills mortgage loan has credit characteristics consistent with investment-grade rated obligations.

(2)   Property size is indicated in rooms (for hospitality properties), in units
      (for multifamily properties), pads (for manufactured housing properties), beds (for student housing properties) and square feet for all other property types.

(3)   Calculations with respect to the Farallon Portfolio Loan are based on the aggregate principal balance of the Farallon Portfolio Loan Combination (as defined herein). The DSCR(x) assumes a LIBOR of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the Farallon
      Portfolio Loan Combination consisting of the non-trust floating rate A note.

(4)   The interest rate increases from 5.1100% to 5.7700% during the loan term.
      The DSCR(x) shown is based on the 5.7700% interest rate.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

EMPIRIAN PORTFOLIO POOL 2

                     [2 PHOTOS OF EMPIRIAN PORTFOLIO POOL 2]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          73
Location (City/State)                                                   Various
Property Type                                                       Multifamily
Size (Units)                                                              6,892
Percentage Physical Occupancy as of April 1, 2007                         94.3%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value                                                    $424,650,000
Average Monthly Rent Per Unit                                              $583
Underwritten Economic Occupancy                                           94.1%
Underwritten Revenues                                               $48,374,647
Underwritten Total Expenses                                         $18,721,185
Underwritten Net Operating Income (NOI)                             $29,653,462
Underwritten Net Cash Flow (NCF)                                    $27,865,962
4/30/2007 (TTM)                                                     $27,357,487
2006 NOI                                                            $26,142,422
2005 NOI                                                            $24,473,524
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    2
Origination Date                                                    May 9, 2007
Cut-off Date Principal Balance                                     $335,000,000
Cut-off Date Loan Balance Per Unit                                      $48,607
Percentage of Initial Mortgage Pool Balance                               13.8%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8315%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Call Protection                                             LO(26),Def(91),O(3)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    78.9%
LTV Ratio at Maturity or ARD                                              73.6%
Underwritten DSCR on NOI                                               1.25x(1)
Underwritten DSCR on NCF                                               1.18x(2)
--------------------------------------------------------------------------------

(1)   The Underwritten DSCR on NOI during the interest only period is 1.49x.

(2)   The Underwritten DSCR on NCF during the interest only period is 1.40x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                                     [MAP]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE LOANS. The mortgage loan (the "Empirian Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering the borrower's fee interest in a portfolio of multifamily complexes (the "Empirian
Properties"). The Empirian Loan has a principal balance of $335,000,000 as of the cut-off date and represents approximately 13.8% of the initial mortgage pool balance and approximately 32.4% of the initial loan group 2 balance.

The Empirian Loan was originated on May 9, 2007 and has a remaining term of 118 months to its scheduled maturity date of June 8, 2017. The Empirian Loan may be voluntarily prepaid after the monthly payment date occurring on March 8, 2017 without payment of a prepayment premium and permits defeasance with United
States government obligations beginning two years after the creation of the series 2007-8 securitization trust.

THE PROPERTIES. The Empirian Properties consist of 73 multifamily rental communities totaling 6,892 units located across eight states. The properties range in size from 42 to 287 units, with an average of 94 per location.

The Empirian Properties are single-story garden apartment communities. The units are factory-built, modular constructed properties that were manufactured in the 1970's to the 1980's by Cardinal Industries, an Ohio-based company established in 1954. Each apartment features direct exterior access, a private patio, and immediate access to parking. Appliances generally include electric ranges and refrigerators with most units offering full-size washer and dryer hookups as well as attic space.

According to Equity Residential, the previous owner, recent capital improvements to the properties reportedly included exterior upgrades to roofs, siding replacement, paint, concrete walks, asphalt paving, sealcoat, landscaping and signage. Interior upgrades reportedly included carpets, cabinets, flooring, countertops, hot water heaters and the replacement of HVAC units. Other select renovations included upgrades to on-site management offices and laundry rooms. Per engineering reports created by LandAmerica Commercial
Services, the Empirian Properties are in generally good condition and there is currently no proposed program for the renovation, improvement or development of the Empirian Properties.

--------------------------------------------------------------------------------
                             EMPIRIAN PROPERTIES(1)

                                                % OF            AVERAGE MONTHLY
UNIT MIX                 NO. OF UNITS       TOTAL UNITS        MARKET RENT/UNIT
--------------------------------------------------------------------------------
Studio                       960                13.9%               $473
1BR                        4,896                71.0                 574
2BR                        1,026                14.9                 725
3BR                           10                 0.1                 898
--------------------------------------------------------------------------------
TOTAL/WTD. AVG.            6,892               100.0%               $583
--------------------------------------------------------------------------------

THE MARKET. The Empirian Properties are located in both metropolitan and rural areas across eight states with geographic concentrations in Florida, Ohio,
Georgia and Indiana. The table below highlights geographic concentration.

----------------------------------------------------------------------------------------------
                           EMPIRIAN PROPERTIES - STATE ALLOCATION(1)

                                                                ALLOCATED CUT-OFF
STATE             TOTAL SF/UNITS   OCCUPANCY   APPRAISED VALUE     DATE BALANCE      UW NCF
----------------------------------------------------------------------------------------------

Florida               2,141          94.0%      $178,390,000       $139,054,000    $10,832,605
Ohio                  1,500          94.7         75,920,000         60,730,000      5,372,598
Georgia               1,218          94.5         69,080,000         54,920,000      4,727,570
Indiana               1,052          92.9         48,920,000         38,896,000      3,323,340
Kentucky                434          94.2         20,790,000         16,310,000      1,339,230
Pennsylvania            259          96.5         17,150,000         13,720,000      1,247,516
South Carolina          187          90.9          8,900,000          6,970,000        554,530
Michigan                101          94.1          5,500,000          4,400,000        468,573
----------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.       6,892          94.3%      $424,650,000       $335,000,000    $27,865,962
----------------------------------------------------------------------------------------------

COMPETITIVE CONDITIONS.(1)  Certain of the mortgaged real properties comprising the Empirian Portfolio and representing 6,892 units is subject to competitive conditions.

The mortgaged real property identified as Sunset Way represents 4.17% of total units in the Empirian Portfolio. According to a third-party appraisal, there are approximately 557 properties in the Miami market of which approximately 43 properties are located in Sunset Way's submarket of Kendall Lakes. The average one-year annualized vacancy rate for Kendall Lakes was reported at 2.9%.
According to the appraisal dated April 15, 2007, current indications show an outflow of units because of the "condo conversion" activity of the last few years.

The mortgaged real property identified as Centre Lake III represents 3.40% of total units in the Empirian Portfolio. According to a third-party appraisal, there are approximately 557 properties in the Miami market of which approximately 52 properties are located Centre Lake III's submarket of North
Miami/Bayshore. The average 1 year annualized vacancy rate for North
Miami/Bayshore was reported at 2.5%. According to the appraisal dated April 15,
2007, current indications show an outflow of units because of the "condo conversion" activity of the last few years.

(1)   Certain information was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE BORROWERS. 99 single purpose, bankruptcy remote entities (the "Empirian
Borrowers") owned and controlled, directly or indirectly, by Ezra Beyman
("Sponsor").

Mr. Beyman has over 20 years of real estate experience. He founded Empire
Equities, the predecessor to Empire Equity Group Inc., in November 1983 and has
since been involved in all aspects of the real estate industry including acquisition, renovation, sale, management and financing of various property types including single-family dwellings, multi-story luxury complexes and commercial real estate. Mr. Beyman also owns and operates a residential mortgage brokerage operation, which, following his recent acquisition of
Olympia Funding, Inc., is one of the largest in the United States. These operations are organized as the Empire-Empirian Group of Holdings and its affiliates, which direct the management, acquisition, renovation, financing and sale of residential and commercial properties. The company is based in
Montvale, NJ.

As of January 2007, Mr. Beyman owned or controlled 309 multifamily properties totaling approximately $2.4 billion in reported market value.

PROPERTY MANAGEMENT.  Empirian Property Management, Inc. ("Empirian"), an
affiliate of the sponsor. Empirian was founded by a team of real estate professionals, including Mr. Beyman, with over 15 years of real estate experience. Empirian exclusively manages Empire's portfolio of approximately
300 properties totaling 35,000 units. Empirian's management approach is to hire experienced local real estate professionals possessing local knowledge of their respective markets. In 2006, Empire acquired Equity Residential's Lexford operating and management platform and maintained existing management personnel resulting in on-site continuity post-acquisition.

LOCKBOX. Hard lockbox with springing cash management.

ESCROWS.

--------------------------------------------------------------------------------
                        EMPIRIAN LOAN ESCROWS / RESERVES

TYPE:                                                   INITIAL       MONTHLY
--------------------------------------------------------------------------------
Taxes                                                  $ 2,661,941   $ 380,277
Insurance                                              $ 1,472,067   $ 163,563
Capital Expenditures                                   $         0   $ 148,958
Deferred Maintenance                                   $   413,533   $       0
Environmental Remediation Reserve                      $    56,563   $       0
--------------------------------------------------------------------------------

ADDITIONAL DEBT. None permitted.

PARTIAL RELEASES.  Prior to the Defeasance Lockout Date (defined as two years from the start-up day of the series 2007-8 securitization) up to 25% (based on allocated loan amount) of the individual Empirian Properties may be released from the lien of the related mortgage provided that (i) the debt service coverage ratio ("DSCR") on the Empirian Loan immediately following the release is equal to or greater than the greater of (a) the DSCR immediately prior to such release and (b) the DSCR as of the loan closing date, (ii) the Empirian
Borrowers prepay the loan in an amount equal to the "Adjusted Release Amount"
(equal to (x) with respect to properties located in Michigan or Ohio, 110% of the allocated loan amount for each such property, and (y) with respect to properties located in any other state, 115% of the allocated loan amount for each such property) and (iii) the Empirian Borrowers pay a prepayment premium in an amount equal to the greater of yield maintenance and 1%.

After the Defeasance Lockout Date, the loan may be defeased in whole or in part and the underlying properties may be released and replaced with U.S. treasury securities in an amount equal to the adjusted release amount associated with the properties being released, provided that the Empirian Borrowers comply with standard defeasance provisions, including the requirement that after such partial defeasance (i) the DSCR on the Empirian Loan is equal to or greater than (a) the DSCR immediately prior to such release and (b) the DSCR as of the loan closing date and (ii) the Empirian Borrowers prepay the loan in an amount equal to the "Adjusted Release Amount" (equal to (x) with respect to properties located in Michigan or Ohio, 110% of the allocated loan amount for each such property, and (y) with respect to properties located in any other state, 115%
of the allocated loan amount for each such property).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

FARALLON PORTFOLIO

                        [2 PHOTOS OF FARALLON PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                         274
Location (City/State)                                                   Various
Property Type                                              Manufactured Housing
Size (Pads)                                                              57,165
Percentage Physical Occupancy as of
     April 30, 2007                                                       82.6%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value                                                  $1,975,955,000
Average Monthly Rent Per Pad                                               $325
Underwritten Economic Occupancy                                           82.0%
Underwritten Revenues                                              $213,097,027
Underwritten Total Expenses                                         $54,201,845
Underwritten Net Operating Income (NOI)                            $158,895,181
Underwritten Net Cash Flow (NCF)                                   $156,037,181
4/30/2007 (TTM) NOI                                                $149,331,279
2006 NOI                                                           $145,844,254
2005 NOI                                                           $120,287,472
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    2
Origination Date                                                  July 31, 2007
Cut-off Date Principal Balance                                  $250,000,000(1)
Cut-off Date Loan Balance Per Pad                                       $27,561
Percentage of Initial Mortgage Pool Balance                               10.3%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                               Fee/Leasehold(2)
Mortgage Rate                                                6.5226%/6.4650%(1)
Amortization Type                                                 Interest Only
IO Period (Months)                                                    84/120(1)
Original Term to Maturity/ARD (Months)                                84/120(1)
Original Amortization Term (Months)                                         NAP
Call Protection                                             YM(3), Def(4), O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                 79.7%(1)
LTV Ratio at Maturity or ARD                                           79.7%(1)
Underwritten DSCR on NOI                                       1.53x(1),(5),(6)
Underwritten DSCR on NCF                                       1.50x(1),(5),(6)
--------------------------------------------------------------------------------

(1)   The Farallon Portfolio Loan Combination was originated in the amount of
      $1,575,500,000 of which $250,000,000 is included in the trust. The
      Farallon Portfolio Loan is evidenced by eight (8) interest only promissory notes totalling $200,000,000 with original terms to maturity of 84 months and two (2) interest only promissory notes totalling $50,000,000 with original terms to maturity of 120 months. The mortgage rate of the promissory notes totaling $200,000,000 is 6.5226% and the mortgage rate of the promissory notes totaling $50,000,000 is 6.4650%. The multiple other notes evidencing the loan are expected to be securitized in one or more future securitizations. Calculations of LTV, DSCR and Cut-off Date Loan
      Balance Per Pad are based on the whole loan amount of $1,575,500,000.

(2)   One of the 274 manufactured housing communities is owned in leasehold. See the section entitled "Ground Lease" below.

(3)   See the section entitled "Prepayment" below.

(4)   See the section entitled "Defeasance" below.

(5)   The DSCR calculations assume a LIBOR of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the Farallon Portfolio Loan
      Combination consisting of the floating rate A note non-trust loan.

(6)   The DSCR calculations include cash flow from the Farallon Rental Housing
      Portfolio (as defined below under "--The Loan"). The Underwritten DSCR on
      NOI and Underwritten DSCR on NCF excluding the cash flow from the Farallon
      Rental Housing Portfolio is 1.30x and 1.27x, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                                     [MAP]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Farallon Portfolio Loan") is evidenced by ten
(10) fixed rate notes and is secured by first mortgages encumbering Borrower's fee interests in two hundred seventy three (273) manufactured housing communities and a leasehold interest in one (1) manufactured housing community, which communities are located in twenty three (23) states (collectively the
"Farallon Portfolio") and, until such time as the Debt Service Coverage Ratio equals 1.43x, a pledge of equity in entities that own approximately 9,098 rental homes dispersed throughout the 274 communities (the "Farallon Rental
Housing Portfolio"). The Farallon Portfolio Loan represents approximately 10.3%
of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance. The Farallon Portfolio Loan was originated on July 31,
2007 and has a principal balance as of the cut-off date of $250,000,000. A $200 million portion of the Farallon Portfolio Loan has a scheduled maturity date of
August 1, 2014. A $50 million portion of the Farallon Portfolio Loan has a scheduled maturity date of August 1, 2017. The Farallon Portfolio Loan permits prepayment and defeasance as described in the sections entitled "Prepayment"
and "Defeasance" below.

The Farallon Portfolio Loan is a portion of a whole mortgage loan with an original principal balance of $1,575,500,000 (the "Farallon Portfolio Loan
Combination"). The Farallon Portfolio Loan Combination is evidenced by forty-five (45) notes as follows: (i) six (6) five-year fixed rate A notes with an aggregate initial principal balance of $139,470,000 and an interest rate of
6.4194% per annum, none of which are held by the trust; (ii) four (4)
seven-year fixed rate A notes with an aggregate initial principal balance of
$92,980,000 and an interest rate of 6.5226% per annum, all of which are held by the trust; (iii) twelve (12) ten-year fixed rate A notes with an aggregate initial principal balance of $267,550,000 (together with the notes in clauses
(i) and (ii) above, the "Farallon Portfolio Loan Fixed Rate A Notes") and an
interest rate of 6.4650%, one of which is held by the trust with a principal balance of $23,245,000; (iv) one (1) floating rate A note with an initial principal balance of $500,000,000 (the "Farallon Portfolio Loan Floating Rate A
Note"), and an interest rate of one-month LIBOR plus 0.75% per annum, and a two-year term subject to three one-year extensions if certain conditions are satisfied, which note is not held by the trust; (v) six (6) five-year fixed rate B notes (which are generally subordinate to all A notes) with an aggregate initial principal balance of $160,530,000 and an interest rate of 6.4194% per annum, none of which are held by the trust; (vi) four (4) seven-year fixed rate
B notes (which are generally subordinate to all A notes) with an aggregate initial principal balance of $107,020,000 and an interest rate of 6.5226% per annum, all of which are held by the trust; and (vii) twelve (12) ten-year fixed rate B notes (which are generally subordinate to all A notes) with an aggregate initial principal balance of $307,950,000 (together with the notes in clauses
(v) and (vi) above, the "Farallon Portfolio Loan Fixed Rate B Notes" and together with the Farallon Portfolio Loan Fixed Rate A Notes, the "Farallon
Portfolio Loan Fixed Rate Notes") and an interest rate of 6.4650%, one of which is held by the trust in a principal balance of $26,755,000. All of the forty-five (45) notes that comprise the Farallon Portfolio Loan Combination, including the Farallon Portfolio Loan, are secured by the mortgages encumbering the Farallon Portfolio and are interest only for their respective terms.

The thirty-five (35) notes that comprise the Farallon Portfolio Loan
Combination that are not held by the trust are expected to be securitized in one or more future securitizations. The pooling and servicing agreement for the
ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through
Certificates, Series 2007-8 securitization transaction and the intercreditor agreement for the Farallon Portfolio Loan Combination will govern the servicing of the Farallon Portfolio Loan Combination. Initially, the holder or holders
(and their respective successors and assigns) of all or any portion of a
Farallon Portfolio Loan Fixed Rate A Note which is not held by the trust, as designated by MLML and which may be MLML, will have the right to direct and advise the applicable master servicer and the special servicer, and have certain approval rights, with respect to various servicing matters and major decisions relating to the Farallon Portfolio Loan Combination (collectively,
"Farallon Portfolio Control Rights"). The controlling class of the ML-CFC
Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through
Certificates, Series 2007-8 securitization transaction will not have the
Farallon Portfolio Control Rights. In connection with future securitizations involving all or any portion of the Farallon Portfolio Loan Fixed Rate Notes,
MLML may designate the controlling class of any such securitization as the controlling holder for the Farallon Portfolio Loan Combination in which case such controlling holder shall have the Farallon Portfolio Control Rights and
MLML (or its successors or assigns, as applicable), as holder of any remaining portion of the Farallon Portfolio Loan Combination, will have certain non-binding consultation rights with respect to matters relating to the
Farallon Control Rights. See "Description of the Mortgage Pool -- The Loan
Combinations" in the prospectus supplement.

                                      |  $500 million*                               |  $500 million
                                      |  Farallon Portfolio Loan Fixed Rate A-Notes  |  Farallon Portfolio Loan Floating Rate A-Note
                                      |  (5, 7, and 10 year maturities)              |  (2 year maturity)
Farallon Portfolio Loan Combination   |                                              |
$1,575,500,000                        | --------------------------------------------------------------------------------------------
                                      |                            $575.5 million*
                                      |                            Farallon Portfolio Loan Fixed Rate B-Notes
                                      |                            (5, 7, and 10 year maturities)

*     The five-year, seven-year and ten-year fixed rate portions are further divided into pari passu A and pari passu B Notes with 5, 7, and 10 year terms as set forth above. Each fixed rate A Note has a corresponding B
      Note. Each A Note will generally be senior to all the B Notes.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE BORROWERS. The borrower under the Farallon Portfolio Loan is made up of forty (40) single member Delaware limited liability companies, each a single purpose, bankruptcy remote entity 100% indirectly owned and controlled by
American Residential Communities JV LLC, a Delaware limited liability company
(the "Joint Venture"). The majority interest in the Joint Venture is indirectly owned (i) by funds managed by Farallon Capital Management, LLC ("Farallon") and
(ii) by funds managed by Helix Funds LLC ("Helix Funds"). A non-consolidation opinion was delivered in connection with the origination of the Farallon
Portfolio Loan.

Farallon is a global investment management company that manages discretionary equity capital of more than $26 billion, largely from institutional investors such as university endowments, foundations, and pension plans. Farallon was founded in March 1986 by Thomas F. Steyer. Farallon invests in public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests in real estate across all asset classes around the world, including the United States, Europe, Latin America and India.
Farallon employs approximately 120 people in its headquarters in San Francisco,
California.

Farallon's joint venture partner is Helix Funds, a Chicago-based private real estate investment management company, the management team of which collectively has more than 40 years of experience in the manufactured home communities business, including the acquisition of more than 75 communities across the
United States.

THE PROPERTIES. The Farallon Portfolio consists of 274 manufactured housing communities located across 23 states. The Farallon Portfolio in the aggregate contains approximately 57,165 homesites in communities ranging in size from 17 to 931 homesites. The Farallon Rental Housing Portfolio consists of approximately 9,098 rental homes disbursed throughout the 274 manufactured housing communities which make up the Farallon Portfolio. The Farallon Rental
Housing Portfolio is operated by one or more subsidiaries of the Joint Venture.
No appraisals were completed for assets in the Farallon Rental Housing
Portfolio, and such portfolio will be released from the collateral when the
Farallon Portfolio (excluding the Farallon Portfolio Rental Housing Portfolio)
achieves a Debt Service Coverage Ratio of 1.43x.

The owners of the Farallon Rental Housing Portfolio lease homesites from the
Borrowers pursuant to one or more leases, which leases provide for rent to be payable for each leased homesite in the event the homesite (and the manufactured home located on such homesite) is occupied by a lessee or other user paying rent. Any such rents are to be no less than the greater of the subrental rate for the homesite or market rates. After the closing date, the owners of the Farallon Rental Housing Portfolio may add additional homes to the
Farallon Rental Housing Portfolio. After January 1, 2008, certain new homes added to the Farallon Rental Housing Portfolio may be financed and encumbered by liens related to such financing. After the release of the Farallon Rental
Housing Portfolio collateral (see below), the entire Farallon Rental Housing
Portfolio may be financed and encumbered by liens related to such financing.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                    NUMBER OF      NUMBER        % OF                                             AVERAGE      AVERAGE
STATE              PROPERTIES     OF PADS     TOTAL PADS      UNDERWRITTEN NOI      % OF NOI     OCCUPANCY     RENT/PAD
-----------------------------------------------------------------------------------------------------------------------

Texas                   50         9,207          16.1%         $ 24,368,410          15.3%          78.5        $311
Florida                 19         5,971          10.4%         $ 19,656,396          12.4%          92.6        $353
Kansas                  29         5,113           8.9%         $  9,954,308           6.3%          73.4        $252
Georgia                 16         4,970           8.7%         $ 16,337,149          10.3%          86.5        $374
Colorado                18         3,938           6.9%         $ 13,958,481           8.8%          78.9        $407
Utah                    19         3,802           6.7%         $ 14,407,611           9.1%          93.9        $360
Iowa                    14         3,691           6.5%         $  8,256,871           5.2%          81.0        $301
Pennsylvania            21         2,575           4.5%         $  6,236,629           3.9%          91.1        $288
North Carolina          10         2,489           4.4%         $  6,222,048           3.9%          77.6        $324
Oklahoma                13         2,486           4.3%         $  5,284,087           3.3%          73.4        $239
New York                11         2,045           3.6%         $  5,413,492           3.4%          79.1        $424
Missouri                 9         1,604           2.8%         $  4,344,480           2.7%          85.4        $304
Illinois                 7         1,588           2.8%         $  3,344,240           2.1%          78.2        $292
Wyoming                 13         1,577           2.8%         $  5,246,579           3.3%          93.5        $276
Indiana                  5         1,209           2.1%         $  3,770,274           2.4%          86.4        $331
South Carolina           3         1,184           2.1%         $  2,962,976           1.9%          78.0        $299
Michigan                 3           838           1.5%         $  1,997,361           1.3%          68.0        $384
New Mexico               3           753           1.3%         $  2,122,310           1.3%          82.3        $376
Tennessee                3           674           1.2%         $  1,231,710           0.8%          73.7        $302
North Dakota             2           458           0.8%         $  1,421,915           0.9%          93.0        $345
Arkansas                 3           378           0.7%         $  1,027,258           0.6%          91.8        $274
Idaho                    2           342           0.6%         $    629,889           0.4%          76.3        $238
Nebraska                 1           273           0.5%         $    700,706           0.4%          82.8        $290
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.        274        57,165         100.0%         $158,895,181         100.0%          82.6        $325
-----------------------------------------------------------------------------------------------------------------------

                                     [MAP]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

COMPETITIVE CONDITIONS.(1) The Farallon Portfolio is subject to competitive conditions. According to third-party appraisals, there are multiple competitive properties in each of the assets' respective submarkets. The reported weighted average market rents for the identified competitive set is $299.69 per month with a range of $246.89 to $352.48 as compared to the subject portfolio of
$309.21 per month over the trailing twelve months. The reported weighted average vacancy for the competitive set is 15.6% as compared to the subject portfolio of 17.1% over the trailing twelve months.

LOCKBOX. The Farallon Portfolio Loan Combination is structured so that all monies with respect to the Farallon Portfolio are deposited by the Borrowers or property manager into a local collection account (other than security deposits which are deposited into a separate security deposits account). Funds in the local collection accounts are periodically swept into the lender controlled central collection account from which payments of debt service and reserve deposits are made.

ESCROWS.

--------------------------------------------------------------------------------
                             LOAN ESCROWS / RESERVES

TYPE:                                                INITIAL         MONTHLY
--------------------------------------------------------------------------------
Taxes                                              $6,933,000      $1,218,340
Insurance                                          $  684,275      $        0(1)
Capital Expenditures                               $2,238,600      $  238,167
Deferred Maintenance                               $  536,646      $        0
Environmental                                      $1,370,644      $        0
--------------------------------------------------------------------------------

(1)   Each month Borrower is required to deposit an amount into the insurance escrow such that the amount therein equals or exceeds one half of the insurance premiums over the current policy period (pro rated to 12 months).

DEFEASANCE. After the later of (i) the date that the principal balance of the
Farallon Portfolio Loan Floating Rate A Note has been paid in full and (ii) the earlier of (a) the date that is 2 years after the final securitization of the entire Farallon Portfolio Loan Combination (including all notes) and (b) August
1, 2010 (the "First Open Defeasance Date"), the Farallon Portfolio Loan
Combination may be defeased with United States government obligations. After the First Open Defeasance Date, the Borrowers may also obtain a release of one or more individual properties from the lien of the mortgage in connection with a partial defeasance subject to fulfillment of certain conditions, including providing defeasance collateral in an amount equal to 125% of the then-current allocated loan amount for the property(ies) being defeased and satisfaction of the Debt Service Coverage Test. Each such partial defeasance shall be allocated pro-rata across the Farallon Portfolio Loan Fixed Rate Notes.

PREPAYMENT. So long as the principal balance of the Farallon Portfolio Loan
Floating Rate A Note has been paid in full, but prior to the First Open
Defeasance Date, Borrower may prepay the Farallon Portfolio Loan in full together with payment in full of the remaining Farallon Portfolio Loan Fixed
Rate Notes upon the payment of the greater of 1% of the prepaid amount or yield maintenance determined in accordance with the loan agreement. On or after May
1, 2012, the Borrower may prepay the five-year portion of the Farallon
Portfolio Loan Combination without any prepayment premium or yield maintenance.
On or after May 1, 2014, the Borrower may prepay the seven-year portion of the
Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2017, the Borrower may prepay the ten-year portion of the Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance.

SUBSTITUTION PROVISIONS. The Borrower has the right on one or more occasions, to obtain the release of one or more of the properties from the lien of the mortgage up to an aggregate amount of 20% of the Farallon Portfolio Loan
Combination principal balance on the closing date by substituting one or more manufactured housing community properties of like kind and quality acquired by the applicable Borrower, subject, in each case, to the fulfillment of certain conditions described in the loan documents including, without limitation, satisfaction of the Debt Service Coverage Test and delivery of appraisals, environmental reports, title policies, opinions, loan documents and rating agency confirmation that any rating issued in connection with a securitization of the Farallon Portfolio Loan Combination will not, as a result of the proposed substitution, be downgraded from the then-current ratings thereof, qualified or withdrawn.

PROPERTY RELEASES.

Release Upon Maturity. In connection with the repayment (or prepayment on or after May 1, 2012 or May 1, 2014, as applicable) of the five-year and seven-year notes that comprise the Farallon Portfolio Loan Combination, the
Borrower may obtain a release of certain manufactured home communities, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service Coverage Test) and the remaining manufactured housing communities in the Farallon Portfolio have a geographical composition and diversity characteristics no less favorable to lender, as determined by
Borrower in its reasonable good faith judgment, than prior to such release.

(1)   Certain information was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

In connection with the prepayment in whole or in part of the Farallon Portfolio
Loan Floating Rate A Note, the Borrower may effectuate the following property releases:

Capital Events. In connection with any (i) sale of a manufactured housing community to a third party or an affiliate or (ii) any refinancing, provided that Borrower transfers such manufactured home community to an affiliate simultaneously with such refinance, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a prepayment fee and/or spread maintenance, as applicable), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount
)) to prepay the Farallon Portfolio Loan Floating Rate A Note.

Held For Sale Events. In connection with any sale of certain "held-for-sale"
manufactured housing communities, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a reduced prepayment fee equal to 0.15% of the amount prepaid), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x)
the then-current allocated loan amount of such manufactured home community and
(y) 90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount
)) to prepay up to $160,000,000 of the Farallon Portfolio Loan Floating Rate A
Note.

OTHER RELEASES. In the event Borrower cannot comply with certain covenants contained in the loan documents with respect to any one manufactured housing community, Borrower may obtain a release of such individual manufactured housing community in accordance with the release, substitution and/or partial defeasance provisions described above.

FARALLON RENTAL HOUSING PORTFOLIO RELEASE PROVISIONS. The Farallon Rental
Housing Portfolio will be released from the collateral when the Farallon
Portfolio alone achieves a Debt Service Coverage Ratio of 1.43x.

ADDITIONAL DEBT. Not permitted. Certain affiliates of Borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in
Borrower, not to exceed $15,000,000 during the first year of the loan and
$25,000,000 thereafter.

PROPERTY MANAGEMENT. ARC Management Services, LLC is the property manager for all the Farallon Portfolio properties and the Farallon Rental Housing
Portfolio. The property manager is affiliated with the Borrowers.

GROUND LEASE. One manufactured housing community (Birchwood Farms, located in
Birch Run, Michigan) is owned in leasehold. The initial term of the ground lease expires on April 12, 2099. Annual rent due under the ground lease is
$90,576 and increases on April 20, 2010 and every five years thereafter, by the lesser of (a) 20% of the rent then in effect or (b) the cumulative CPI increase over the prior five year period. Pursuant to an option agreement, Borrower may purchase the related fee interest and such purchase is permitted under the loan documents provided that Borrower delivers customary title endorsements, opinions and amendments to the applicable mortgage in order to subject the related fee interest to the lien of the mortgage.

As used herein "Debt Service Coverage Ratio" means, as of any date of calculation with respect to the Farallon Portfolio, the quotient expressed to two decimal places of the underwritten net cash flow of the Farallon Portfolio, and not the Farallon Rental Housing Portfolio, divided by the aggregate Assumed
Loan Debt Service (rounded to the nearest hundredth).

As used herein "Assumed Loan Debt Service" means the annual debt service on the
Farallon Portfolio Loan Combination calculated (i) with respect to the Farallon
Portfolio Loan Fixed Rate Notes, using the computed debt service during the prior 12-month period and assuming that the Farallon Portfolio Loan Fixed Rate
Notes had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation and (ii) with respect to the
Farallon Portfolio Loan Floating Rate A Note, using an assumed interest rate equal to the then applicable interest rate cap strike rate (as of the closing date, the strike rate is 5.75%, and during any Farallon Portfolio Loan Floating
Rate A Note extension term, shall be 6.0%, provided such strike rate may be adjusted by lender such that the Debt Service Coverage Ratio during the applicable extension term taking into account interest rate cap payments at the adjusted strike rate is not less than 1.43x) plus 0.75% over the prior 12-month period and assuming that the Farallon Portfolio Loan Floating Rate A Note had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation.

As used herein, "Debt Service Coverage Test" means as of any date of calculation with respect to a property release, substitution, partial defeasance or other event, a test which shall be satisfied if the Debt Service
Coverage Ratio for the manufactured housing communities that remain in the
Farallon Portfolio (or with respect to a substitution, are collateral for the
Farallon Portfolio Loan Combination following such substitution) after such property release, substitution, partial defeasance or other event, equals or exceeds the greater of (i) 1.23x and (ii) the lesser of (A) the Debt Service
Coverage Ratio immediately prior to the applicable property release, substitution, partial defeasance or other event and (B) 1.43x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

EXECUTIVE HILLS PORTFOLIO

                    [2 PHOTOS OF EXECUTIVE HILLS PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           9
Location (City/State)                     Kansas City, MO and Overland Park, KS
Property Type                                                            Office
Size (Square Feet)                                                      951,754
Percentage Physical Occupancy as of April 30, 2007 and May 7,
     2007                                                                 93.2%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value                                                    $140,000,000
# of Tenant Leases                                                           37
Average Rent Per Square Foot                                             $19.90
Underwritten Economic Occupancy                                           92.7%
Underwritten Revenues                                               $18,348,910
Underwritten Total Expenses                                          $6,944,622
Underwritten Net Operating Income (NOI)                             $11,404,288
Underwritten Net Cash Flow (NCF)                                    $10,016,978
4/30/2007 (T-4 Annualized)                                           $8,800,272
2006 NOI                                                             $6,975,513
2005 NOI                                                             $6,040,689
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                    KeyBank
Loan Group                                                                    1
Origination Date                                                  June 13, 2007
Cut-off Date Principal Balance                                      $99,900,000
Cut-off Date Loan Balance Per SF/Unit                                      $105
Percentage of Initial Mortgage Pool Balance                                4.1%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                              8 Properties: Fee
                                                      1 Property: Fee/Leasehold
Mortgage Rate                                                           5.7300%
Amortization Type                                                    Actual/360
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                GRTRofYMor 1%(25),Defor
                                                         GRTRofYMor 1%(91),O(4)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    71.4%
LTV Ratio at Maturity or ARD                                              66.5%
Underwritten DSCR on NOI                                               1.63x(1)
Underwritten DSCR on NCF                                               1.43x(2)
--------------------------------------------------------------------------------

(1)   The Underwritten DSCR on NOI during the initial interest only period is
      1.99x.

(2)   The Underwritten DSCR on NCF during the initial interest only period is
      1.75x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                       [MAP OF EXECUTIVE HILLS PORTFOLIO]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Executive Hills Portfolio Loan") is evidenced by a single promissory note and is secured by first priority security instruments encumbering nine office buildings located in the Greater Kansas
City Metropolitan area, on both sides of the Kansas and Missouri state-line
(the "Executive Hills Portfolio Property"). The subject loan has a 5-year interest only period with a 30-year amortization schedule beginning in year 6 of the 10 year term. The Executive Hills Portfolio Loan represents approximately 4.1% of the initial mortgage pool balance and approximately 7.1%
of the initial loan group 1 balance.

The Executive Hills Portfolio Loan was originated on June 13, 2007 and has a principal balance as of the cut off date of $99,900,000. The Executive Hills
Portfolio Loan has a scheduled maturity date of July 1, 2017. The Executive
Hills Portfolio Loan may be prepaid in whole, but not in part, at any time during its term with payment of prepayment consideration in the amount equal to the greater of one percent (1%) of the then outstanding principal balance or the yield maintenance amount. Commencing two years and fifteen days after the creation of the series 2007-8 securitization trust, the Executive Hills
Portfolio Borrower has the option of prepaying the Executive Hills Portfolio
Loan in whole as described in the preceding sentence, or defeasing the entire
Executive Hills Portfolio Loan, subject to standard defeasance requirements.
Voluntary prepayment of the Executive Hills Portfolio loan is permitted on or after April 1, 2017 without penalty.

The Executive Hills Portfolio Loan is the first priority "A Note" of an A/B structured loan transaction. The Executive Hills Portfolio Property also secures a subordinate B Note ("Executive Hills Portfolio B Note") with an original principal balance of $11,100,000 that is not included in the Series
2007-8 securitization trust. The security instruments that secure the Executive
Hills Portfolio Loan also secure the Executive Hills Portfolio B Note. See
"Description of the Mortgage Pool -- The Loan Combinations" in the offering prospectus.

THE PROPERTIES.

------------------------------------------------------------------------------------------------
                                   EXECUTIVE HILLS PORTFOLIO

                                                                                         % OF
                                                              YEAR BUILT/              PORTFOLIO
PROPERTY                                      LOCATION        RENOVATED     SQ. FT.     SQ. FT.
------------------------------------------------------------------------------------------------

8140 Ward Parkway                        Kansas City, MO       1987        209,328       22.0%
903 E 104th -- Building C                Kansas City, MO       1989        175,481       18.4%
10450 Holmes -- Building D               Kansas City, MO       1988        117,017       12.3%
6363 College Boulevard                  Overland Park, KS    1985/1988     131,857       13.9%
7301 College Boulevard -- Building
  37                                    Overland Park, KS    1985/1988      81,635        8.6%
4900-4950 College Boulevard --
  Building 49-49a                       Overland Park, KS    1976/1978      77,095        8.1%
10410 Holmes Road -- Building A          Kansas City, MO       1984         50,423        5.3%
5000 College Boulevard -- Building
  54                                    Overland Park, KS      1988         61,504        6.5%
10950 El Monte                          Overland Park, KS      1974         47,414        5.0%
------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                                                            951,754      100.0%
------------------------------------------------------------------------------------------------

                                                                   CUT-OFF DATE     ALLOCATED
                                                   UNDERWRITTEN     ALLOCATED       APPRAISAL
PROPERTY                              OCCUPANCY        NCF           BALANCE          VALUE
-----------------------------------------------------------------------------------------------

8140 Ward Parkway                        95.1%     $ 2,584,172     $25,689,000    $ 35,994,000
903 E 104th -- Building C                97.6%     $ 2,138,949     $20,551,000    $ 28,798,000
10450 Holmes -- Building D              100.0%     $ 1,360,651     $13,558,000    $ 18,998,000
6363 College Boulevard                   96.9%     $ 1,058,361     $12,488,000    $ 17,500,000
7301 College Boulevard -- Building
  37                                     89.2%     $   848,289     $ 7,635,000    $ 10,696,000
4900-4950 College Boulevard --
  Building 49-49a                        98.8%     $   706,932     $ 6,351,000    $  8,904,000
10410 Holmes Road -- Building A          73.4%     $   427,150     $ 5,352,000    $  7,504,000
5000 College Boulevard -- Building
  54                                    100.0%     $   594,277     $ 4,781,000    $  6,706,000
10950 El Monte                           51.7%     $   298,198     $ 3,495,000    $  4,900,000
-----------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                          93.2%     $10,016,978     $99,900,000    $140,000,000
-----------------------------------------------------------------------------------------------

The Executive Hills Portfolio Loan is secured by nine office properties with a total of 951,754 rentable square feet. Eight of the buildings were developed by the sponsorship throughout the 1980's and have been owned and operated by the sponsorship since completion. 6363 College Boulevard was developed by the sponsorship, subsequently sold, and recently repurchased. The Executive Hills
Portfolio Property has a total of 37 tenants with the largest tenant occupying
20.9% of the net rentable area. The Executive Hills Portfolio Property houses several nationally known tenants and locally based firms, and is situated in close proximity to Interstate-435, the outer loop which provides access to all parts of the Kansas City MSA.

8140 Ward Parkway is a five-story, Class A office building, located in Kansas
City, MO. The subject is currently 95.1% occupied by NovaStar Financial, Inc., a specialty finance company with business in the origination, purchase, securitization, sale, investment in, and service of residential nonconforming loans and mortgage-backed securities. The subject property is their national headquarters. The subject is well located within the Ward Parkway Office
Submarket.

903 E 104th -- Building C is a nine-story, Class A office building, located in
Kansas City, MO. The building is 97.6% occupied by twelve tenants, including
IndyMac Bank and the University of Phoenix. IndyMac Bank is the 7th largest savings and loan and the 2nd largest independent mortgage lender in the United
States. The University of Phoenix was founded in 1976 and specializes in making higher education highly accessible for working students. It is the largest private university in North America, with over 190 locations.

10450 Holmes Road -- Building D is a six-story, Class A office building, located in Kansas City, MO. The subject is 100% occupied by a single tenant,
Burns & McDonnell, as their corporate headquarters. Burns & McDonnell is an engineering firm founded in 1898 in Kansas City. Originally specializing

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

in designing utility plants, it has since expanded to other large scale projects such as airports, roadways, steel mills and other civil work projects.
Burns & McDonnell was recently ranked 35th of the top U.S. engineering companies by Engineering News-Record.

6363 College Boulevard is a Class B office building, located in Overland Park,
KS. The building has a main six-story building and an attached three-story annex building. The property is 96.9% occupied by seven tenants. The largest tenant of the property is South & Associates who have provided professional and comprehensive foreclosure, litigation, loss mitigation and collection services to loan servicers throughout the United States since 1973.

7301 College Boulevard -- Building 37 is a two-story, Class B office building, located in Overland Park, KS. The property is currently leased to three tenants. Two new leases totaling 52,110 sq. ft. have been executed by Baker
University and The Mutual Fund Store at rental rates of $20.00/sf and
$22.42/sf, respectively. Both are scheduled to take occupancy October 1, 2007.

4900-4950 College Boulevard -- Building 49-49a is a Class B office building with a one-story section and three-story section, located in Overland Park, KS.
The property is 98.7% occupied by two tenants, Computer Technology Corp. and
YRC Enterprise Services. YRC Enterprise Services is a subsidiary of YRC
Worldwide, Inc., a Fortune 500 company and one of the largest transportation service providers in the world.

10410 Holmes Road -- Building A is a four-story, Class B office building, located in Kansas City, MO. The building is currently 73.4% occupied by seven tenants including U.S. Bank and Universal Underwriters Group. U.S. Bancorp, the
parent company of U.S. Bank, has $223 billion in assets and is the 6th largest commercial bank in the United States. Universal Underwriters employs approximately 1,800 people in 28 regional offices. The 83 year old company is the nation's largest underwriter of automobile, truck and motorcycle dealers, as well as the automotive aftermarket industry. In 2007, Universal Underwriters
Group will go through the process of changing brand names to Zurich
Underwriters.

5000 College Boulevard -- Building 54 is a four-story, Class B office building, located in Overland Park, KS. The building is 100% occupied by three tenants.
R.H. Donnelley is the largest tenant, with 84% of the space. R.H. Donnelley is the nation's third largest Yellow Pages publisher using print and online capabilities. The company has more than 4,000 employees operating in 28 states.

10950 El Monte Building is a single-story, Class B office building, located in
Overland Park, KS. The property is currently 51.7% occupied by a single tenant,
North American Savings Bank F.S.B.("NASB"). NASB, was founded in 1927, has over
$1 billion in assets and more than 400 employees. NASB offers a diverse portfolio of financial services ranging from banking and investments to consumer and commercial loans from 12 locations throughout the Kansas City
Metropolitan area.

The following table presents certain information relating to the major tenants of the Executive Hills Portfolio Property:

-----------------------------------------------------------------------------------------
                                     TENANT INFORMATION

                           CREDIT RATINGS     SQUARE      % OF    BASE RENT       LEASE
TENANT NAME                 (FITCH/S&P)        FEET        GLA       PSF       EXPIRATION
-----------------------------------------------------------------------------------------

NovaStar Financial, Inc.        N/A          199,048     20.9%     $ 21.49     1/31/2011
Burns & McDonnell               N/A          117,017     12.3%     $ 19.93     2/29/2012
R.H. Donnelley               CCC+/BB-         51,531      5.4%     $ 19.04    10/31/2009
-----------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                              367,596     38.6%     $ 20.65
-----------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

                  NUMBER       SQUARE      % OF                      % OF BASE
                OF LEASES      FEET        GLA         BASE RENT        RENT
     YEAR        EXPIRING    EXPIRING    EXPIRING      EXPIRING       EXPIRING
--------------------------------------------------------------------------------

MTM                1           5,982         0.6%    $   104,685          0.6%
2007               2           3,091         0.3          61,835          0.4
2008               2          11,654         1.2         310,380          1.8
2009               8         116,714        12.3       2,373,174         13.4
2010               4          71,323         7.5       1,440,960          8.2
2011               8         280,358        29.5       5,875,681         33.3
2012               4         171,666        18.0       3,212,205         18.2
2013               5          70,916         7.5       1,409,792          8.0
2014               3          49,222         5.2         933,407          5.3
2015               1          40,184         4.2         753,450          4.3
2016               2          66,017         6.9       1,179,392          6.7
2017               --          --            0.0               0          0.0
Thereafter         --          --            0.0               0          0.0
Vacancy           NAP         64,627         6.8               0          0.0
--------------------------------------------------------------------------------
TOTAL              40        951,754       100.0%    $17,654,960        100.0%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                  CUMULATIVE     CUMULATIVE     CUMULATIVE     CUMULATIVE %
                 SQUARE FEET      % OF GLA      BASE RENT     OF BASE RENT
     YEAR          EXPIRING       EXPIRING       EXPIRING       EXPIRING
----------------------------------------------------------------------------

MTM                  5,982           0.6%      $   104,685          0.6%
2007                 9,073           1.0           166,520          0.9
2008                20,727           2.2           476,900          2.7
2009               137,441          14.4         2,850,074         16.1
2010               208,764          21.9         4,291,034         24.3
2011               489,122          51.4        10,166,715         57.6
2012               660,788          69.4        13,378,919         75.8
2013               731,704          76.9        14,788,711         83.8
2014               780,926          82.1        15,722,118         89.1
2015               821,110          86.3        16,475,568         93.3
2016               887,127          93.2        17,654,960        100.0
2017               887,127          93.2        17,654,960        100.0
Thereafter         887,127          93.2        17,654,960        100.0
Vacancy            951,754         100.0        17,634,960        100.0
----------------------------------------------------------------------------
TOTAL              951,754         100.0%      $17,654,960        100.0%
----------------------------------------------------------------------------

THE MARKET.(1)

COLLEGE BOULEVARD SUBMARKET -- BUILDING 37, BUILDING 49/49A, BUILDING 54, 6363
COLLEGE BOULEVARD, & EL MONTE

The College Boulevard Submarket has a total of approximately 8.4 million square feet of office space. CoStar(2) market statistics for the current period identify 80 properties (approximately 7.0 million square feet) as comparable to the subject, defined as existing Class B office properties from 40,000-210,000 square feet with typical floor plates of 15,000 square feet. The current occupancy for the comparables is 88% with gross rents ranging from $14.91-$30.00 per square foot with an average rental rate of $18.40.

The College Boulevard office corridor is a relatively mature, in-fill area that has been fully developed, with most properties constructed in the 1980's. This neighborhood can be defined as the area surrounding the I-435/Metcalf Ave intersection in South Johnson County, KS, approximately 12 miles southwest of the CBD. The College Boulevard / Metcalf Avenue intersection has a 4-way traffic count of approximately 150,000 vehicles/day. Four of the subject buildings (Building 49/49a, Building 54, 6363 College Boulevard, & El Monte)
are located southeast of the I-435/Metcalf Ave intersection, with Building 37 being located just west of the I-435/Metcalf Ave intersection. The subject buildings are situated with easy access to I-435, which has a full interchange at the intersections along I-435 at Metcalf Ave. From I-435, the entire Kansas
City MSA can be accessed.

SOUTH KANSAS CITY, MO SUBMARKET -- BUILDING A, C, & D

The South Kansas City, MO Submarket has a total of 2.56 million square feet of office space. CoStar(2) market statistics for the current period identify 9 properties(3) totaling 831,679 square feet as comparable to the subject, defined as existing Class B properties from 50,000-210,000 square feet with typical floor plates of 10,000 square feet. The current occupancy for the comparables is 92% with gross rents ranging from $18.00-$21.33 per square foot with an average rental rate of $18.33

The general neighborhood represents a fully developed area of Kansas City, which is improved with a mixture of office, retail and residential properties with good local and regional access. This neighborhood can be defined as the area surrounding the I-435/Holmes Road intersection in South Kansas City, Mo, approximately 10 miles south of the CBD. The traffic count at the intersection is 113,259 cars/day. The subject buildings are situated immediately south of
I-435. Buildings A, and C, are east of Holmes Road and Building D is immediately west of Holmes Road. I-435 is the outer loop circling the Kansas
City MSA, and provides access from most parts of the MSA. Holmes Road is a major north-south thoroughfare running through the area. The subject buildings are situated with easy access to I-435, which has a full interchange at the intersections along I-435 at Holmes Road. The improvements are part of the well established Executive Hills East Business Park. The office park contains approximately 890,000 SF and is 87.5% occupied. The buildings were built in the
1980's and 1990's.

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

(2)   Submarket occupancies and rental rates were obtained form CoStar.

(3)   The comparables were amended to exclude the former Marion Labs Facility, as the property is a three-building office/campus property.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

WARD PARKWAY SUBMARKET -- 8140 WARD PARKWAY

The Ward Parkway Submarket has a total of 3.07 million square feet of office space. CoStar2 market statistics for the current period identify 4 properties totaling 477,189 square feet as comparable to the subject, defined as existing
Class B properties from 50,000-250,000 square feet with typical floor plates of
25,000 square feet. The current occupancy for the comparables is 93% with gross rents ranging from $16.75-$19.50 with an average rental rate of $17.69.

Approximately 8 miles south of the CBD, the subject is located at the intersection of W 81st Street and Ward Parkway, as part of a small cluster of well-established multi-tenant and mid and high-rise Class A and Class B office buildings. The buildings were built in the 1980's and 1990's and all exhibit over 90% occupancy. Traffic count in the neighborhood is approximately 8,000 cars/day. Ward Parkway runs parallel to State Line Road which runs north/south along the Kansas/Missouri state line. The subject is 3.5 miles north of the
State Line Road / I-435 intersection, and is 3.7 miles northwest of the subject buildings located in the Executive Hills East Business Park.

The improvements in the surrounding area include 3 other multi-tenant and mid and high-rise Class A and Class B office buildings which are owned by the sponsorship of and managed by Executive Hills Management, but are not part of the collateral for this transaction. The cluster of buildings exhibits average occupancy of 92%. The immediate neighborhood is substantially surrounded by single-family residential development, with Ward Parkway Center located to the south. Ward Parkway Center is a 735,000 enclosed shopping mall anchored by AMC,
Dillard's and Target. Built in 1959, the mall underwent a major renovation project in 1999/2000. In excess of $50 million was spent renovating the shopping center. It is owned and managed by Developers Diversified Realty (DDR)
and is currently 86% occupied.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5 MILE RADIUS
                                                                         IN-PLACE      NUMBER     5 MILE RADIUS   MEDIAN HOUSEHOLD
PROPERTY NAME                                     SECONDARY SUBMARKET    RENT PSF   OF TENANTS     POPULATION          INCOME
-----------------------------------------------------------------------------------------------------------------------------------

8140 Ward Parkway                                         Ward Parkway    $ 21.49         1             185,607         $57,446
903 E 104th -- Building C                        South Kansas City, MO    $ 20.05        12             185,607         $57,446
10450 Holmes -- Building D                       South Kansas City, MO    $ 19.93         1             185,607         $57,446
6363 College Boulevard                                   College Blvd.    $ 17.09         7             227,001         $71,733
7301 College Boulevard -- Building 37                    College Blvd.    $ 20.98         3             227,001         $71,733
4900-4950 College Boulevard -- Building 49-49a           College Blvd.    $ 18.74         2             227,001         $71,733
10410 Holmes Road -- Building A                  South Kansas City, MO    $ 23.31         7             185,607         $57,446
5000 College Boulevard -- Building 54                    College Blvd.    $ 19.17         3             227,001         $71,733
10950 El Monte                                           College Blvd.    $ 17.56         1             227,001         $71,733
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                                                           $ 19.81        37             208,604         $65,383
-----------------------------------------------------------------------------------------------------------------------------------

THE BORROWER.  The Executive Hills Portfolio Borrower is EHD Holdings, LLC, a
bankruptcy remote single purpose entity that is a Delaware single member limited liability company. The Executive Hills Portfolio Borrower is controlled by the sole member, EHMD Properties, L.L.C. Seventy-nine percent of the ownership interest in EHMD Properties, L.L.C. is held by the two sponsors and indemnitors, Larry J. Bridges (55%) and Sherman W. Dreiseszun (24%). The
remaining ownership is made up of individuals each owning less than a 10%
interest. The sponsors and indeminitors are experienced real estate developers and owners. Collectively they, in some cases with their affiliates and partners, own and control over 4 million square feet of Class A & B office property in the Kansas City area. Mr. Bridges owns Executive Hills Management,
Inc company and Mr. Dreiseszun is an investor in real estate assets, area financial institutions, and other business interests in the local community.
Since its formation in 1979 Executive Hills has developed over 6 million square feet of office space in the Kansas City Market. The buildings range in size from 20,000 - 800,000 SF.

PROPERTY MANAGEMENT. The property manager for the Executive Hills Portfolio
Loan is Executive Hills Management, Inc. ("Executive Hills"), which is owned by the sponsor, Larry J. Bridges. Executive Hills is the largest office building developer in the Kansas City area. It confines its activities to the Kansas
City area in order for Mr. Bridges to maintain "hands on" management of all of its projects, being responsible for leasing and all related activities. The management portfolio contains 4 million SF of office space with 2.8 million SF located in suburban submarkets and 1.2 million SF located in the Kansas City
CBD. The average occupancy of the total management portfolio is 76.5%, however occupancy in the suburban markets is 95%.

LOCKBOX. The Executive Hills Portfolio Loan documents do not require a lockbox.

ADDITIONAL DEBT. As noted above, The Executive Hills Portfolio Properties also secure the Executive Hills Portfolio B Note.

Additionally, with the prior written consent of the holder of the Executive
Hills Portfolio Loan, the Executive Hills Portfolio Borrower may obtain additional subordinate debt secured by the Executive Hills Portfolio Property, or any of the individual Executive Hills Portfolio Properties, provided certain requirements are satisfied, including (i) if the additional subordinate debt will be secured by the Executive Hills Portfolio Properties in its entirety, the aggregate amount of the Executive Hills Portfolio Loan, the Executive Hills
Portfolio B Note debt and the additional subordinate debt shall

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

not cause the loan to value to exceed 80%, (ii) if the subordinate debt will be secured by one of the individual Executive Hills Portfolio Properties (but not the Executive Hills Portfolio in its entirety), the additional subordinate debt shall not exceed the amount that would cause the loan to value for such individual Executive Hills Portfolio Property (taking into account the allocated loan amount for such individual property) to exceed 80% of the appraised value of such individual Executive Hills Portfolio Property, (iii)
the available cash flow from the Executive Hills Portfolio Property shall be sufficient to produce a debt service coverage ratio of not less than 1.20x taking into account the combined annual debt service for the Executive Hills
Portfolio Loan, the Executive Hills Portfolio B Note debt and the additional subordinate debt, (iv) delivery of rating agency confirmation and (v) execution of an acceptable intercreditor agreement.

RELEASE PROVISIONS. Individual Executive Hills Portfolio Properties may be
released from the lien of the related security instrument provided certain requirements are satisfied, including (i) a partial prepayment of the principal amount equal to 110% of the allocated loan amount of the individual Executive
Hills Portfolio Property to be released, (ii) payment of the applicable yield maintenance amount with respect to such partial prepayment amount, (iii) after giving effect to such partial release, the loan to value for the remaining
Executive Hills Portfolio Property shall be no more than 80%, (iv) after giving effect to such partial release, the debt service coverage ratio for the remaining Executive Hills Portfolio Property shall be not less than 1.20x and
(v) delivery of rating agency confirmation.

LEASEHOLD INTEREST. With respect to a portion of the individual Executive Hills
Portfolio Property that is known as Building D, the Executive Hills Portfolio
Borrower holds a leasehold interest with the City of Kansas City, Missouri as the ground lessor. This leasehold portion of this individual Executive Hills
Portfolio Property is used for excess surface parking and access to a loading dock. The building and parking structure situated on this individual Executive
Hills Portfolio Property is on the portion owned by the Executive Hills
Portfolio Borrower as a fee simple interest. A non-recourse carve out was added to the Executive Hills Portfolio Loan documents for Executive Hills Portfolio
Borrower's failure, if the ground lease is terminated prior to the full repayment of the Executive Hills Portfolio Loan, to reconfigure the fee premises of this individual Executive Hills Portfolio Property so (i) there is full access to the existing loading dock and (ii) such fee premises complies with all applicable laws and leases as they pertain to available parking on such fee premises.

LETTER OF CREDIT. The Executive Hills Portfolio Borrower delivered a $4,200,000 irrevocable letter of credit to be held as additional security for the
Executive Hills Portfolio Loan for a period of not less than twenty-four months and to be returned to Executive Hills Portfolio Borrower if specified requirements relating to one of the tenants of the Executive Hills Portfolio
Property, NovaStar Financial, Inc., are timely satisfied.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Executive Hills Portfolio Loan:

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES

TYPE:                                                     INITIAL       MONTHLY
--------------------------------------------------------------------------------

Taxes                                                    $710,424     $  169,951
Insurance(1)                                             $      0      Springing
Environmental Reserve(2)                                 $  2,400     $        0
Rollover Reserve(3)                                      $ 64,166     $   64,166
--------------------------------------------------------------------------------

(1)   The requirement of an escrow for an insurance premium is waived provided blanket insurance is maintained.

(2)   Funds in the Environmental Reserve may be released to the Executive Hills
      Portfolio Borrower upon lender's receipt of a satisfactory O&M Plan for two of the individual properties.

(3)   Monthly deposits to the Rollover Reserve continue until a $2,600,000 cap is achieved. If the balance falls below the cap, monthly deposits shall recommence.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

PENINSULA BEVERLY HILLS

                       [2 PHOTOS PENINSULA BEVERLY HILLS]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                         Beverly Hills, CA
Property Type                                                       Hospitality
Size (Rooms)                                                                194
Percentage Physical Occupancy as of May 31, 2007                          83.5%
Year Built                                                                 1991
Loan Purpose                                                          Refinance
Appraisal Value                                                    $221,500,000
Underwritten Economic Occupancy                                           84.0%
Underwritten Revenues                                               $56,241,314
Underwritten Total Expenses                                         $41,574,978
Underwritten Net Operating Income (NOI)                             $14,666,336
Underwritten Net Cash Flow (NCF)                                    $12,697,890
5/31/2007 (TTM) NOI                                                 $13,869,094
2006 NOI                                                            $13,408,262
2005 NOI                                                            $12,291,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MORTGAGE LOAN INFORMATION(1)
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                  July 31, 2007
Cut-off Date Principal Balance                                   $79,300,000(2)
Cut-off Date Loan Balance Per Room                                     $408,763
Percentage of Initial Mortgage Pool Balance                                3.3%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.2093%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           84
Original Term to Maturity/ARD (Months)                                       84
Original Amortization Term (Months)                                         NAP
Original Call Protection                          LO(24),Def(11),LESSofDeforGRT
                                                             RofYMor1%(45),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                 35.8%(3)
LTV Ratio at Maturity or ARD                                           35.8%(3)
Underwritten DSCR on NOI                                               2.93x(3)
Underwritten DSCR on NCF                                               2.54x(3)
Shadow Rating (F/S)                                                BBB-/BBB-(4)
--------------------------------------------------------------------------------

(1)   Cut-off Date Principal Balance and other information presented herein, unless otherwise specified, do not include the principal balance of the related subordinate non-trust B-note loan.

(2)   Represents a portion of a loan combination that is comprised of the mortgage loan and a $60,700,000 subordinate non-trust B-note loan (the
      "Peninsula Beverly Hills B-Note").

(3)   Including the Peninsula Beverly Hills B-Note, the Cut-Off Date LTV Ratio
      is 63.2%, the LTV Ratio at Maturity is 63.2%, the Underwritten DSCR on NOI
      is 1.62x and the Underwritten DSCR on NCF is 1.40x.

(4)   It has been confirmed by both Fitch and S&P, in accordance with their respective methodologies, that the Peninsula Beverly Hills Loan has credit characteristics consistent with investment-grade rated obligations.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                        [MAP OF PENINSULA BEVERLY HILLS]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Peninsula Beverly Hills Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a full service hotel located in Beverly Hills, California (the
"Peninsula Beverly Hills Property"). The Peninsula Beverly Hills Loan
represents approximately 3.3% of the initial mortgage pool balance and approximately 5.7% of the initial loan group 1 balance.

The Peninsula Beverly Hills Loan was originated on July 31, 2007, and has a principal balance as of the cut-off date of $79,300,000. The Peninsula Beverly
Hills Loan has a remaining term of 84 months and a scheduled maturity date of
August 8, 2014. The Peninsula Beverly Hills Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. In addition, the Peninsula Beverly Hills Loan may be prepaid in whole on any payment date occurring from and after after the thirty sixth payment date upon payment of yield maintenance premium; provided that if the total cost to defease the Peninsula Beverly Hills Loan would be less than the cost of prepayment with yield maintenance, the Peninsula Beverly Hills
Borrower will be required to defease instead of prepay. Voluntary prepayment of the Peninsula Beverly Hills Loan is permitted on or after May 8, 2014 without penalty.

The Peninsula Beverly Hills Property also secures a subordinate B-note (the
"Peninsula Beverly Hills B-Note", and together with the Peninsula Beverly Hills
Loan, the "Peninsula Beverly Hills Loan Combination") with an original principal balance of $60,700,000. The Peninsula Beverly Hills B-Note is
co-terminous with the Peninsula Beverly Hills Loan. The respective rights of the holder of the Peninsula Beverly Hills Loan and the Peninsula Beverly Hills
B-Note will be governed by a co-lender agreement, as described in the accompanying free writing prospectus under "Description of the Mortgage
Pool--The Loan Combinations." The holder of the Peninsula Beverly Hills B-Note will have the right, under certain circumstances, to replace the special servicer for this mortgage loan and the right to direct and advise the applicable master and special servicer on various servicing matters, in each case, at certain times, as described in the accompanying free writing prospectus under "Description of the Mortgage Pool--The Loan Combinations."

THE PROPERTY. The Peninsula Beverly Hills Loan is secured by the fee interest in a four- and five-story, luxury hotel located on 2.182 acres at the southeast corner of Little Santa Monica Boulevard and Lasky Drive in the heart of Beverly
Hills, California, within walking distance of world renowned shopping on Rodeo
Drive and the business community of Century City. The Peninsula Beverly Hills
Property was built in 1991 and currently includes 194 guest rooms. The
Peninsula Beverly Hills Property consists of three buildings; the main building is "Z" shaped and houses 178-guestrooms while two, detached garden-style villa buildings house a total of 16 guestrooms.

The Peninsula Beverly Hills Property's overall design is best characterized as a first-class, upscale hotel with an Italianesque villa design motif. Amenities include the Belvedere Restaurant (the only Five-Diamond restaurant in Southern
California), a 105-seat fine-dining restaurant that offers patio seating as well as a 20-seat private dining area; the area known as the "Living Room" with seating for 35 people, where the Peninsula's "afternoon tea," evening cocktails and appetizers are served, accompanied by daily live music; the Roof Garden, which seats 50 people and is situated by the 60-foot rooftop swimming pool and ten private pool-side cabanas; The Club Bar, an intimate bar lounge serving a full menu; a fitness center; a gift and sundry shop; a small shop featuring designer men's clothing; and approximately 2,600 square feet of function space.
Additionally, the Peninsula Beverly Hills Property has three smaller meeting rooms, which may be converted to guest rooms (one is scheduled to be converted by the end of 2008). In addition, a two-level subterranean parking facility provides 320 parking spaces.

The Peninsula Beverly Hills Property, a AAA Five-Diamond and Mobil Five-Star
hotel for the 13th consecutive year, has recently been awarded: Conde Nast
Traveler: Gold List 2007 (highest ranking hotel in Los Angeles); Travel +
Leisure January 2007: 500 World's Best Hotels (No. 2 in Los Angeles); Travel +
Leisure: Best Business Hotels November 2006; Institutional Investor -- 2006
List of Top 100 Hotels in the World; and Andrew Harper's Hideaway Report (USA):
Ranked No. 1 (and gold medalist for 3 of the last 5 years) in the list of Top
20 U.S. City Hotels -- World's Best Hotels, Resorts & Hideaways.

THE MARKET(1). The Peninsula Beverly Hills Property is located at 9882 Santa
Monica Boulevard on the edge of the area known as the "Golden Triangle" in
Beverly Hills, California. The Golden Triangle is defined by Santa Monica
Boulevard to the north, Wilshire Boulevard to the south and Rexford Drive to the east and encompasses Rodeo Drive. The city attracts nearly 12,205 visitors a day and is the number one non-paid attraction in Southern California.
According to the Beverly Hills Chamber of Commerce, the average Beverly Hills guest spends approximately $407 per day in the city.

______________________

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

Market demand, as measured by occupied rooms, has experienced positive growth over the last five years, and the weighted average occupancy rate in the market has climbed from 61.8% in 2002 to 75.1% in 2006 (slightly off the 2005 high of
75.7%). ADR for the competitive market has increased significantly since 2002, growing at a compound annual average growth rate of 8.3% and above inflationary growth levels of 6.8%, 13.2%, and 12.2% in 2004, 2005, and 2006, respectively.
RevPAR for the competitive market has increased at a remarkable compound annual average growth of 13.7% over the past five years.

The Peninsula Beverly Hills Property has maintained an average occupancy of
81.5% over the past ten years, with the lowest occupancy of 77.6% occurring in
2001. The weighted average occupancy rate from 2002 through 2006 is 83.5%. ADR has experienced significant growth with a compound average annual growth of
10.6%. The Peninsula Beverly Hills Property experienced double digit ADR growth of 14.7%, 12.6%, and 10.7% in 2004, 2005, and 2006, respectively. As a result of the ADR growth, the Peninsula Beverly Hills Property has demonstrated strong
RevPAR growth at 11.6% per year.

For the year-to-date period through May 31, 2007, occupied rooms is 0.2%
greater and ADR is up 8.3% over statistics for the same period last year, resulting in RevPAR increasing 8.5% (or $43) over that achieved through May
2006.

-------------------------------------------------------------------------------------------------------
                            THE PENINSULA BEVERLY HILLS HOTEL -- KEY METRICS

                  2002         2003         2004         2005         2006       TTM 5/07         U/W
-------------------------------------------------------------------------------------------------------

Occupancy          80.5%        83.6%        85.5%        84.5%        83.4%        83.5%          84.0%
ADR            $ 388.24     $ 406.17     $ 465.91     $ 524.53     $ 580.64     $ 600.54       $ 620.00
RevPAR         $ 312.53     $ 339.56     $ 398.35     $ 443.23     $ 484.25     $ 501.35       $ 520.80
-------------------------------------------------------------------------------------------------------

Against its competitive set, the Peninsula Beverly Hills hotel has enjoyed significant occupancy, ADR and RevPAR levels, continually outperforming the market. The Peninsula's penetration rates are outstanding with trailing 12 months ended May 31, 2005, trailing 12 months ended May 31, 2006 and trailing
12 months period ended May 31, 2007 RevPAR penetration at 137%, 136%, and 132%, respectively.

--------------------------------------------------------------------------------
            THE PENINSULA BEVERLY HILLS HOTEL -- MARKET PENETRATIONS

                TTM 5/31/05     TTM 5/31/06       TTM 5/31/07       YTD 5/31/07
--------------------------------------------------------------------------------
Occupancy           112%            112%              111%              110%
ADR                 122%            122%              118%              121%
RevPAR              137%            136%              132%              133%
--------------------------------------------------------------------------------

THE BORROWER. The borrower is Belvedere Hotel Partnership (the "Peninsula
Beverly Hills Borrower"), a bankruptcy remote, single purpose entity that is a
California partnership. The Peninsula Beverly Hills Borrower is owned by
Peninsula Beverly Hills Holdings, LLC (20%), 707, LLC (30%) and Belvedere
America LLC (50%). The managing joint venturer of the Peninsula Beverly Hills
Borrower is 707, LLC, a bankruptcy remote, single purpose entity that is a
Delaware limited liability company.

The sponsor of the Peninsula Beverly Hills Loan, Probity International
Corporation ("Probity"), is 100% owned by Financial RSZ Corporation, Inc.
According to Probity, they have extensive experience in acquiring, developing, financing, managing and leasing office, retail, industrial, hotel and residential properties throughout the United States, with an emphasis in
Southern California. Probity is based in Beverly Hills California. Since 1980,
Probity has developed over one million square feet of prime location properties in the United States, including 660 Madison Avenue, a Class-A mixed use building including 250,000 square feet of office space on top of Barney's New
York, located in Manhattan; The Wilshire, a 27-story luxury condominium project serving as a landmark on Wilshire Boulevard's famed "Golden Mile" in Los
Angeles; Four Thirty North Rodeo Drive, an architecturally acclaimed collection of retail shops in Beverly Hills leased to internationally recognized tenants;
The Graciela Burbank, an upscale boutique hotel in Burbank's Media District;
and Brentwood Financial Plaza, a Class-A office building located in the highly desirable Brentwood, California neighborhood.

The non-recourse carve-out guarantors for the Peninsula Beverly Hills Loan are
Robert Zarnegin, President & CEO of Probity, 707, LLC and Belvedere America,
LLC. Mr. Zarnegin has more than 25 years of extensive real estate investment and development experience, and is responsible for all of the long-term strategic planning and decision-making of Probity, as well as its overall operating and business activities.

PROPERTY MANAGEMENT. The Peninsula Beverly Hills Property is managed by
Peninsula Beverly Hills Hotel Management Inc., an affiliate of the Peninsula
Beverly Hills Borrower, an entity ultimately owned by The Hong Kong and
Shanghai Hotels, Limited, a publicly traded Hong Kong company,

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

since its inception in 1991. The Hong Kong and Shanghai Hotels group owns and/or operates a total of seven Peninsula hotels worldwide (three of the hotels are located in the U.S.) that are top or amongst the leaders in room rate and RevPAR in their respective cities.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. The loan documents require the Peninsula Beverly Hills Borrower to direct its credit card clearing banks and all space tenants to deposit all rents, receivables and other revenues directly to the lockbox account. Prior to a Cash Management Period, all rents are swept to an account designated by the
Peninsula Beverly Hills Borrower. During the occurrence of a Cash Management
Period, all rents are swept into an account designated by the lender. A "Cash
Management Period" means any period commencing upon the occurrence of an event of default under the loan documents and ending when such event of default no longer exists.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Peninsula Beverly Hills Loan.

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES

TYPE:                                                      INITIAL      MONTHLY
--------------------------------------------------------------------------------
Taxes                                                     $456,455     $ 65,208
Insurance                                                 $265,608     $ 20,808
Capital Expenditure / FF&E                                $      0     $176,628
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. The loan documents permit the direct or indirect parents of the Peninsula Beverly Hills Borrower to incur mezzanine debt commencing on the 24th month following the securitization of the Peninsula
Beverly Hills Loan, provided, among other things: (a) the combined outstanding loan amount and mezzanine loan amount does not, in the aggregate, exceed 80% of the fair market value of the Peninsula Beverly Hills Property, (b) the actual aggregate debt service coverage ratio is at least 1.15x (based on debt service payable under the Peninsula Beverly Hills Loan and such mezzanine loan, underwritten net cash flow and the actual constant in effect), (c) the assumed aggregate debt service coverage ratio is at least of 1.00x (based upon a calculation of underwritten net cash flow of the Peninsula Beverly Hills
Property and an assumed debt service constant equal to 9.25%), (d) the mezzanine lender has executed an intercreditor agreement acceptable to the lender, and (e) the Peninsula Beverly Hills Borrower has obtained a letter from the rating agency confirming that the incurrence of the mezzanine debt will not result in any qualification, withdrawal or downgrading of the certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

U-HAUL SAC 12 & 13

                        [2 PHOTOS OF U-HAUL SAC 12 & 13]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          17
Location (City/State)                                                   Various
Property Type                                                      Self Storage
Size (Square Feet)                                                      711,292
Percentage Physical Occupancy as of June 20, 2007                         90.9%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value                                                    $111,930,000
Average Rent Per Square Foot                                             $12.33
Underwritten Economic Occupancy                                           89.2%
Underwritten Revenues                                               $10,928,372
Underwritten Total Expenses                                          $3,082,419
Underwritten Net Operating Income (NOI)                              $7,845,953
Underwritten Net Cash Flow (NCF)                                     $7,775,041
March 2007 NOI                                                       $9,223,762
March 2006 NOI                                                       $8,750,638
March 2005 NOI                                                       $8,094,254
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                                  June 22, 2007
Cut-off Date Principal Balance                                      $74,934,080
Cut-off Date Loan Balance Per SF/Unit                                      $105
Percentage of Initial Mortgage Pool Balance                                3.1%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.7740%
Amortization Type                                                           ARD
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(25),Def(88),O(7)
Lockbox                                                                    Soft
Cut-off Date LTV Ratio                                                    66.9%
LTV Ratio at Maturity or ARD                                              56.5%
Underwritten DSCR on NOI                                                  1.49x
Underwritten DSCR on NCF                                                  1.48x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                           [5 MAPS U-HAUL SAC 12 & 13]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "U-Haul Portfolio Loan") is evidenced by two promissory notes ("12 & 13 SAC") secured by first mortgages, deeds of trust and/or similar security instruments encumbering the fee interest in 17 U-Haul self-storage properties (the "U-Haul Portfolio Properties"). The table below provides specific information about the U-Haul Portfolio Properties. The U-Haul
Portfolio Loan represents approximately 3.1% of the initial mortgage pool balance and approximately 5.3% of the initial loan group 1 balance.

The U-Haul Portfolio Loan was originated on June 22, 2007, and has a principal balance as of the cut-off date of $74,934,080. The 12 SAC and 13 SAC notes have remaining terms of 119 months to their anticipated repayment dates of July 8,
2017. The U-Haul Portfolio Loan has a final maturity date of July 8, 2037. Both notes may be prepaid on or after January 8, 2017 without penalty, and permit defeasance with United States government obligations beginning two years after the creation of the series 2007-8 securitization trust.

THE PROPERTIES. The U-Haul Portfolio Properties consist of 17 U-Haul self storage facilities totaling 8,459 self storage units and 711,292 net rentable square feet located in nine states across the U.S. The largest state concentrations are Texas with three properties totaling 1,596 units (19% of total units), and California with 3 properties totaling 1,540 units (18% of total units). The properties average 498 storage units per location (ranging from 323 to 742 units) with an average unit size of 84 rentable square feet.
Typical construction consists of either metal or concrete block framing block on concrete slab foundations, with pitched, corrugated metal roofs.
Exterior-access storage units generally have roll-up aluminum or metal doors.
Interior-access storage units, some of which are climate-controlled, are either located within the main retail/office building, or in separate buildings built or converted specifically for interior-access storage. Approximately 33.5% of the U-Haul Portfolio Properties units are climate-controlled. Some U-Haul
Portfolio Properties also have an apartment for an on-site manager. As of June
20, 2007, the U-Haul Portfolio Properties were 90.9% occupied.

The U-Haul Portfolio Properties produce income from business lines other than self storage rental. These business lines include U-Haul truck / trailer rentals, trailer hitch installation, propane sales, and sales of moving and storage products including boxes, tape, and padlocks. For purposes of determining the net cash flow and debt service coverage ratio ("DSCR") for the
U-Haul Portfolio Loan, income and expenses associated with the U-Haul truck /
trailer rentals was excluded. Other ancillary non-storage income was underwritten to approximately 20% of effective gross income.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR BUILT/                    APPRAISED     UNDERWRITTEN
PROPERTY NAME                               CITY/STATE         TOTAL SF  YEAR RENOVATED  OCCUPANCY (%)     VALUE ($)       NCF ($)
------------------------------------------------------------------------------------------------------------------------------------

U-Haul Center Hayden Road              Scottsdale / AZ          47,720           1997        99.5        $ 13,580,000    $  812,844
U-Haul Ctr Broward                   Fort Lauderdale / FL       38,475      1976/1995        97.1           9,900,000       719,086
U-Haul Ctr Covina                        Covina / CA            43,550           1996        95.4           8,700,000       691,582
U-Haul Center Old Natl Hwy            College Park / GA         64,547           1980        93.8           7,400,000       575,658
U-Haul Center Of Vacaville              Vacaville / CA          38,300           1996        89.6           6,600,000       542,434
U-Haul Of Hyannis                        Hyannis / MA           41,271           1964        85.1           7,600,000       488,426
U-Haul Ct Of Tigard                      Tigard / OR            37,143           1980        97.0           7,000,000       468,832
U-Haul Ctr Of N Richland Hills    North Richland Hills / TX     54,537           1997        89.9           6,000,000       435,520
U-Haul Ctr Tulane                      New Orleans / LA         32,374      1908/2006        85.4           5,600,000       527,071
U-Haul Gause Blvd                        Slidell / LA           45,878           1979        90.0           6,400,000       399,521
U-Haul Center Goldenrod                  Orlando / FL           35,755           1988        88.8           5,300,000       345,100
U-Haul Storage Worcester                Worcester / MA          31,891           1964        94.2           5,100,000       338,141
U-Haul Mechanicsburg                  Mechanicsburg / PA        44,950           1980        94.0           4,600,000       340,213
U-Haul Center Grissom Road             San Antonio / TX         41,300      1986/1994        84.1           5,200,000       305,655
U-Haul Lambert Road                     La Habra / CA           28,112           1980        85.9           4,600,000       322,181
U-Haul Ctr Savannah                     Savannah / GA           31,189           1981        99.5           4,200,000       293,056
U-Haul Center I-10 West                  Houston / TX           54,300           1990        77.8           4,150,000       169,720
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                                                711,292                       90.9%       $111,930,000    $7,775,041
------------------------------------------------------------------------------------------------------------------------------------

THE MARKETS(1). Within their respective markets, the U-Haul Portfolio Properties are typically located along major roadways with excellent visibility and access. Immediate surrounding uses are generally retail or retail/light industrial mix. The majority of the tenant base consists of residential users who need additional storage space for personal items. Other common users of self-storage space are contractors, attorneys who store documents, pharmaceutical sales representatives who need climate controlled storage for their inventories, and local retailers with excess inventory. The typical storage tenant stays for approximately 4-6 months, with some tenants staying for a number of years.

THE BORROWERS. The borrowers, Twelve SAC Self-Storage Corporation and Thirteen
SAC Self-Storage Corporation (collectively the "U-Haul Portfolio Borrower") are single-purpose bankruptcy remote Nevada corporations wholly owned by SAC
Holding Corporation. SAC Holding Corporation is owned by Blackwater
Investments, Inc ("Blackwater"), which is 100% owned by Mark V. Shoen. Through its wholly-owned subsidiaries, Blackwater currently owns over 300 self-storage properties encompassing approximately 13.0 million net rentable square feet in the United States and Canada. SAC Holding Corporation and Blackwater are
indemnitors on the U-Haul Portfolio Loan.

____________________

(1)   Certain information was obtained from third party appraisals. The appraisals rely on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

Mark Shoen is the son of Leonard S. Shoen, the founder of U-Haul. Mark Shoen is the second largest shareholder of AMERCO, Inc. (NasdaqNM: UHAL / NYSE: AOPRA), with approximately 3.53 million shares of common stock or 16.80% of the total outstanding. Mark Shoen's sibling, Edward J. Shoen, is the acting
CEO/Chairman/President of AMERCO, which serves as the holding company for three other wholly-owned subsidiaries (Republic Western Insurance, Oxford Life
Insurance and Amerco Real Estate Company) in addition to U-Haul International,
Inc. AMERCO operates the most recognized moving and storage brand -- U-Haul --
in North America. The company operates approximately 1,450
retail/self-storage/moving centers, and an additional 13,950 locations are independently operated by dealers. In 2004, AMERCO emerged from Chapter 11 with
100% of the pre-petition equity fully-restored. S&P has assigned an issuer rating of BB/Stable Outlook to the company (Fitch does not presently rate the company).

PROPERTY MANAGEMENT. The U-Haul Portfolio Properties are managed by nine separate entities, each a wholly-owned subsidiary of U-Haul International, Inc.

LOCKBOX. Two cash management accounts were established at closing in the respective names of the U-Haul Portfolio Borrower and the lender wherein all income from the properties is deposited. Prior to a trigger event, the U-Haul
Portfolio Borrower will have access to funds in the cash management accounts.
After a trigger event, funds in the cash management accounts will be swept to a central account maintained and controlled by the lender. A trigger event will occur upon (i) an event of default, (ii) if the U-Haul Portfolio Loan has not been paid in full on or before the anticipated repayment date, or (iii) if the debt service coverage ratio falls below 1.15x on an actual trailing 12-month basis.

RELEASE PROVISIONS. Individual U-Haul Portfolio Properties may be released from the lien of the related mortgage upon defeasance of a principal amount equal to
125% of the allocated loan amount provided that, among other things (i) no default exists, (ii) the pro-forma aggregate DSCR for the U-Haul Portfolio Loan immediately after such release shall be greater than the greater of (a) the aggregate DSCR immediately prior to such release and (b) 1.35x, and (iii) the
LTV with respect to the remaining properties shall be no greater than the lesser of (a) 71% or (b) the LTV with respect to the properties immediately prior to the proposed date of such release.

PROPERTY SUBSTITUTION. Beginning two years after the creation of the ML-CFC series 2007-8 securitization trust, the related borrower may obtain a release of the lien of certain individual U-Haul Portfolio Properties up to one (1)
time during the term of the loan by substituting therefore another property of like use, kind and quality acquired by the related borrower or its affiliate, provided that, any such released properties in the aggregate during the term of the loan, comprise no greater than thirty percent (30%) of the original principal balance of the loan, and provided that, among other things, (i) no default exists, (ii) the pro-forma aggregate DSCR for the U-Haul Portfolio Loan immediately after such property substitution shall be greater than the greater of (a) the aggregate DSCR immediately prior to such property substitution and
(b) 1.35x, (iii) the DSCR for the 12 months immediately prior to the substitution with respect to the substitute property shall be equal or greater than the DSCR for the 12 calendar months immediately preceding the closing date with respect to the release property, (iv) receipt of rating agency confirmation, and (v) lender shall have received a current appraisal of the substitute property prepared within one hundred eighty (180) days prior to the release and substitution (a) showing an appraised value equal to or greater than the appraised value of the substitution release property as of the closing date, and (b) which supports an aggregate loan-to-value ratio with respect to the cross-collateralized properties remaining subject to the lien of the cross-collateralized mortgages after the substitution not greater than the lesser of (A) 71% and (B) the aggregate loan-to-value ratio with respect to the cross-collateralized properties remaining subject to the lien of the cross-collateralized mortgages immediately prior to the date of the proposed substitution.

ESCROWS. The following escrow/reserve accounts have been established with respect to the U-Haul Portfolio Loan:

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES

TYPE:                                                    INITIAL      MONTHLY
--------------------------------------------------------------------------------
Taxes                                                  $  511,000       $  0
Insurance                                              $   38,804       $  0
Environmental Reserve                                  $1,005,300       $  0
Capital Expenditures                                   $   72,110       $  0
Replacement Reserve                                    $  438,400       $  0
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT: None permitted.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

TOWERS AT UNIVERSITY TOWN CENTER

                 [2 PHOTOS OF TOWERS AT UNIVERSITY TOWN CENTER]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                           Hyattsville, MD
Property Type                                               Student Multifamily
Size (Beds)                                                                 910
Percentage Physical Occupancy as of May 31, 2007                          98.4%
Year Built                                                                 2006
Year Renovated                                                              NAP
Appraisal Value                                                     $79,000,000
Average Rent Per Bed                                                       $737
Underwritten Economic Occupancy                                           93.5%
Underwritten Revenues                                                $8,310,388
Underwritten Total Expenses                                          $3,607,576
Underwritten Net Operating Income (NOI)                              $4,702,812
Underwritten Net Cash Flow (NCF)                                     $4,617,412
5/31/2007 (T-5 Annualized) NOI                                       $4,530,193
2006 NOI                                                             $2,157,925
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                    KeyBank
Loan Group                                                                    2
Origination Date                                                 April 30, 2007
Cut-off Date Principal Balance                                      $56,835,903
Cut-off Date Loan Balance Per Bed                                       $62,457
Percentage of Initial Mortgage Pool Balance                                2.3%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.6700%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Call Protection                                             LO(27),Def(87),O(6)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    71.9%
LTV Ratio at Maturity or ARD                                              60.6%
Underwritten DSCR on NOI                                                  1.19x
Underwritten DSCR on NCF                                                  1.17x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    [MAP OF TOWERS AT UNIVERSITY TOWN CENTER]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE LOAN. The $57,000,000 loan (the "Towers at University Town Center Loan") is evidenced by a single promissory note, and due to an indemnity deed of trust structure, a guaranty, which is secured by an Indemnity Deed of Trust encumbering a 244-unit student housing complex with 910 beds (the "Towers at
University Town Center Property"). The Towers at University Town Center Loan
represents approximately 2.3% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 2 balance.

The Towers at University Town Center Loan was originated on April 30, 2007, and has a principal balance as of the cut-off date of $56,835,903. The Towers at
University Town Center Loan has a scheduled maturity date of May 1, 2017. The
Towers at University Town Center Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning on the earlier to occur of (i) May 1, 2010 or (ii) two years and fifteen days after the creation of the series 2007-8 securitization trust. Voluntary prepayment of the Towers at University Town Center Loan is permitted during the last 180 days of the term without penalty.

THE PROPERTY(1). The Towers at University Town Center Loan is secured by a fee interest in a 16-story 244-unit student housing building that has four levels of underground parking and occupies 1.43 acres. The subject units are fully furnished, and each bed has a private bath. The Towers at University Town
Center Property features an on-site administrative office as well as a furnished clubhouse featuring plasma TVs, pool tables, tanning beds, a fitness center and a rooftop pool. High speed internet is provided within each unit and wi-fi access is available in the common areas.

The following table presents certain information with respect to the unit mix:

----------------------------------------------------------------------------------------------------------------------------
                                AVERAGE BED                                            AVERAGE MONTHLY     AVERAGE MONTHLY
UNIT TYPE         NO. OF BEDS   SQUARE FEET    NET RENTABLE SF    % OF TOTAL BEDS     IN-PLACE RENT/BED    MARKET RENT/BED
----------------------------------------------------------------------------------------------------------------------------

2BR/2BA               60           383              22,950              6.6%                $ 809               $ 837
2BR/2.5BA              4           658               2,630              0.4%                $ 930               $ 977
3BR/2.5BA              6           644               3,864              0.7%                $ 895               $ 940
4BR/4BA              840           320             268,800             92.3%                $ 730               $ 754
----------------------------------------------------------------------------------------------------------------------------
Total/Wtd. Avg.      910           328             298,244              100%                $ 738               $ 762
----------------------------------------------------------------------------------------------------------------------------

THE MARKET(1). The property is located in Hyattsville, Prince George's County,
Maryland in the Washington-Arlington-Alexandria MSA. Hyattsville is located approximately 5 miles northeast of Washington D.C. Adjacent communities near the subject include University Park and College Park to the east and northeast,
Adelphi to the north, and Langley Park to the west. More than 20 colleges, universities, and secondary education institutions are located within a 10-mile radius of the property.

The property is home to students from the following schools: University of
Maryland located 1.5 miles north, Columbia Union College located 2.5 miles northwest, Catholic University of America located 3.5 miles southwest, Trinity
College located 4 miles southwest, Howard University located 4.5 miles southwest, George Washington University located 7 miles southwest, Georgetown
University located 7.5 miles southwest, Prince George's Community College located 8.5 miles southeast, and American University located 9 miles southwest.

The property is located in the Hyattsville multifamily market as determined by
REIS, Inc, and in the College Park Student Housing submarket as determined by
JPI Student Housing. The Hyattsville multifamily market contains 31 properties and 11,104 units. 92% of the properties in the market were completed before
1970, and none have been completed since 1989. The average occupancy as of year-end 2006 was 97.3%. The JPI College Park Student Housing submarket contains 28 properties and 14,464 units. 71% of the properties in the market were completed before 1980, and 7 properties with 2,607 units have been completed since 1998. The average occupancy as of year-end 2006 was 96.0%. The properties that were completed after 1998 reported 96.7% occupancy. The appraisal utilized a 97% market occupancy for the subject.

The University of Maryland has approximately 24,500 undergraduate students and
9,500 graduate students with a stable enrollment that is projected to grow approximately 0.8% annually. Approximately 4,000 new freshmen are admitted annually and 90% want to live in dorms on campus. The University has an insufficient housing supply, and 1,006 students are currently on the on-campus waiting list for the 2007-2008 academic year. The Board of Regents turned down a request for funding by the University to build additional on-campus housing, driving up demand for off-campus housing. The property was essentially 100%
leased for the first year following construction. Pre-leasing activity has been strong for the 2007-2008 school year, and rents are being quoted at levels slightly higher than the in-place rents.

The subject building is part of the 56-acre mixed use office, retail, residential, and parking project known as University Town Center that was developed by the sponsor over the last forty five years. The project contains four office buildings totaling more than 900,000 square feet. All office buildings have been renovated or completed within the last 10 years. Remaining phases of development over the next two years will include a 14-screen movie theater, a 56,180-square foot Safeway, 1,000,000 square feet of new office space with an underground parking garage, 135 residential condominium units, and 250,000 square feet of retail shops. Construction on the 112-unit and
22-unit condominium developments immediately east of the subject has begun and completion is scheduled for late 2007. The Safeway is expected to be completed on a vacant parcel located southeast of the subject in 2009.
_________________

(1)   Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE BORROWER. UTC Student Housing Holding, LLC, a Delaware limited liability company and bankruptcy remote special purpose entity (the "Towers at University
Town Center Borrower") is the sole member of UTC Housing I, LLC, a Delaware limited liability company and bankruptcy remote special purpose entity (the
"IDOT Grantor"), which holds the fee interest in the Towers at University Town
Center Property and was formed exclusively for the purpose of acquiring, constructing improvements on, and operating the Towers at University Town
Center Property. The IDOT Grantor mortgaged its fee interest in the Towers at
University Town Center Property as security for its guaranty of the Towers at
University Town Center Loan. The Towers at University Town Center Borrower is
owned by UTC Holdings, LLC, a Delaware limited liability company. The sponsor is Hershel W. Blumberg, founder and majority owner of Prince George's Metro
Center, Inc., which acts as indemnitor for the subject loan. Since 1948, Mr.
Blumberg has been involved in a large number of varied real estate ventures, including the design, construction and management of a 2.5 million square foot multi-use project, University Town Center. Mr. Blumberg has also participated in the acquisition, engineering, zoning, development and sale to home builders of over 10,000 single family detached lots, single family attached lots, apartments, a commercial office building, as well as the conversion of apartment buildings to condominiums.

PROPERTY MANAGEMENT. The Towers at University Town Center Property is managed by JPI Management Services, Inc., a division of JPI Residential REIT ("JPI").
JPI was founded in 1976 as Jefferson Properties and specializes in development, acquisition, management, leasing, and research for multifamily properties. JPI, being one of the largest private multifamily real estate companies in the U.S., has acquired, developed, managed or leased more than 260 conventional properties totaling 60,000 units, and 52 student living properties totaling
30,000 beds. JPI currently owns or manages 16 student housing properties with over 8,000 beds.

LOCKBOX. The Towers at University Town Center Loan is not subject to a lockbox or cash management arrangement.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Towers at University Town Center Loan:

--------------------------------------------------------------------------------
                                ESCROWS / RESERVES

TYPE:                                                   INITIAL       MONTHLY
--------------------------------------------------------------------------------
Insurance                                             $      0      Springing
Capital Expenditures                                  $      0      $ 7,583(2)
Certificate of Occupancy Holdback                     $ 25,000(3)   $     0
--------------------------------------------------------------------------------
____________________

(1)   Insurance escrow is suspended so long as blanket insurance is maintained that satisfies the insurance provisions and other standard conditions are satisfied.

(2)   The monthly deposits commence May 1, 2009 and continue until a cap of
      $273,000 is deposited. At any time that the balance is less than such cap amount, monthly deposits shall re-commence.

(3)   The Certificate of Occupancy Holdback funds will be held until the Towers at University Town Center borrower delivers to lender a certificate of occupancy for the Towers at University Town Center Property not later than
      September 1, 2007. If the certificate has not been obtained by this date, the funds shall be held by lender as additional collateral for the term of the loan.

PERMITTED MEZZANINE DEBT. Future mezzanine debt is permitted so long as (i) the maximum loan to value ratio at the time of incurrence of such debt, when such debt is added to the balance of the Towers at University Town Center Loan, does not exceed 90%, (ii) the debt service coverage ratio does not fall below 1.05x, based upon the debt service required to pay the Towers at University Town
Center Loan and the debt service required under the mezzanine loan, and (iii)
certain other standard requirements are satisfied, including without limitation receipt of acceptable mezzanine loan documents, satisfaction of rating agency criteria, execution of an acceptable intercreditor agreement, and upon request, execution of a lockbox agreement.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

GEORGIA-ALABAMA RETAIL PORTFOLIO

                 [2 PHOTOS OF GEORGIA-ALABAMA RETAIL PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          62
Location (State)                                                   AL(2)/GA(60)
Property Type                                                 Convenience Store
Size (Square Feet)                                                      239,753
Percentage Physical Occupancy as of November
     13, 2006                                                             95.2%
Year Built                                                           Various(1)
Year Renovated                                                              NAP
Appraisal Value                                                 $100,650,000(1)
# of Tenants                                                                103
Underwritten Economic Occupancy                                           95.0%
Underwritten Revenues                                                $9,688,084
Underwritten Total Expenses                                          $1,636,637
Underwritten Net Operating Income (NOI)                              $8,051,447
Underwritten Net Cash Flow (NCF)                                     $7,890,418
2006 NOI                                                             $8,574,373
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MORTGAGE LOAN INFORMATION(2)
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                    May 9, 2007
Cut-off Date Principal Balance                                   $39,926,997(2)
Percentage of Initial Mortgage Pool Balance                                1.6%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.7700%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         336
Original Call Protection                                    LO(26),Def(90),O(4)
Lockbox                                         None at Closing, Springing Hard
Cut-off Date LTV Ratio                                                 79.3%(3)
LTV Ratio at Maturity or ARD                                           66.9%(3)
Underwritten DSCR on NOI                                               1.26x(3)
Underwritten DSCR on NCF                                               1.24x(3)
--------------------------------------------------------------------------------

(1)   For a list of each property including year built and appraised value for each, see "The Properties," below. Appraised value shown here is based on an aggregate appraised value.

(2)   The mortgage loan is a part of a loan combination (with a combined original principal balance of $80,000,000). The loan combination consists of the trust mortgage asset (which consists of an A-note with an original principal balance of $33,000,000 and a B-note with an original principal balance of $7,000,000), an A-note non-trust loan with an original principal balance of $33,000,000 that is an asset in ML-CFC Commercial
      Mortgage Trust 2007-7 and a B-note non-trust loan with an original principal balance of $7,000,000. Only the trust mortgage asset is included in the trust fund.

(3)   The calculations of LTV ratio and DSCR include the trust mortgage asset, the principal balance of the A-note non-trust loan and the principal balance of the B-note non-trust loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    [MAP OF GEORGIA-ALABAMA RETAIL PORTFOLIO]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Georgia-Alabama Retail Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a
62-property, cross-collateralized convenience store portfolio situated in the southeastern United States with 60 properties located in Georgia and 2 properties located in Dothan, Alabama (the "Georgia-Alabama Retail Portfolio
Properties"). The Georgia-Alabama Portfolio Loan represents approximately 1.6%
of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance.

The Georgia-Alabama Retail Portfolio Loan was originated on May 9, 2007, and has a principal balance as of the cut-off date of $39,926,997. The
Georgia-Alabama Retail Portfolio Loan has a remaining term of 118 months and a scheduled maturity date of June 8, 2017. The Georgia-Alabama Retail Portfolio
Loan permits defeasance of the entire loan (or partial defeasance as described below under "Release Provisions") with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Georgia-Alabama Retail
Portfolio Loan is permitted on or after March 8, 2017, without penalty.

The Georgia-Alabama Retail Portfolio Loan is part of a loan combination (with a combined principal balance of $80,000,000). The loan combination consists of
(i) the Georgia-Alabama Retail Portfolio Loan (which consists of a $33,000,000
A-note (the "Georgia-Alabama Trust A-Note") and a $7,000,000 B-note (the
"Georgia-Alabama Trust B-Note")), (ii) a $33,000,000 A-note non-trust loan (the
"A-Note Non-Trust Loan") that is an asset in ML-CFC Commercial Mortgage Trust
2007-7 and is pari passu with the Georgia-Alabama Retail Portfolio Trust A-Note and (iii) a $7,000,000 B-note non-trust loan (the "B-Note Non-Trust Loan,"
together with the Georgia-Alabama B-Note Loan, the "B-Note Loans") that is subordinate to the Georgia-Alabama Trust A-Note and the A-Note Non-Trust Loan
(together, the "A-Note Loans") and is pari passu with the Georgia-Alabama Trust
B-Note. The B-Note Loans are co-terminus with the A-Note Loans. The respective rights of the holders of the Georgia-Alabama Retail Portfolio Loan, the A-Note
Non-Trust Loan and the B-Note Non-Trust Loan will be governed by co-lender agreements, as described in the accompanying free writing prospectus under
"Description of the Mortgage Pool--The Loan Combinations." The holders of the
B-Note Loans will have the right, under certain circumstances, to replace the special servicer for this mortgage loan and the right to direct and advise the applicable master and special servicer on various servicing matters, in each case, at certain times, as described in the accompanying free writing prospectus under "Description of the Mortgage Pool--The Loan Combinations." The
Georgia-Alabama Retail Portfolio Loan will be serviced pursuant to the pooling and servicing agreement governing the ML-CFC 2007-7 Commercial Mortgage Trust,
Commercial Mortgage Pass-Through Certificates, Series 2007-7 securitization.

THE PROPERTIES. The Georgia-Alabama Retail Portfolio Loan is secured by a fee interest in a 62-property, cross-collateralized convenience store portfolio situated in the southeastern United States with 60 properties located in
Georgia and 2 properties located in Dothan, Alabama. The Georgia-Alabama Retail
Portfolio Borrower leases each Georgia-Alabama Retail Portfolio Property
(generally comprised of a convenience store and a gas station) to an independent third party operator. A significant portion of the gas station and convenience stores have lease terms of at least 10 years. Each Georgia-Alabama
Retail Portfolio Property has a retail gas station operating under one of the following brand-name franchise agreements: Exxon (22 stores), Shell (10 stores), Mobil (8 stores), Texaco (7 stores), Chevron (6 stores), Hop In (4 stores), Citgo (3 stores) and BP (2 stores). In addition, at 24 of the
Georgia-Alabama Retail Portfolio Properties, the Georgia-Alabama Retail
Portfolio Borrower leases space to additional retail tenants, including
Domino's Pizza, Pizza Hut, Subway, dry cleaners and nail salons. For a discussion of risks related to the Georgia-Alabama Retail Portfolio Loan, see
"Risk Factors--Risks Related to the Mortgage Loans--Risks Related to Gas
Stations and Related Convenience Stores" and "--Lending on Income-Producing
Real Properties Entails Environmental Risk" in the accompanying prospectus supplement.

The portfolio is currently 95.2% occupied by 103 tenants. Each property is independently operated by a third party operator. No tenant makes up more than
2.46% of the total gross income.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        GEORGIA-ALABAMA RETAIL PORTFOLIO PROPERTIES

                                                                         YEAR
                PROPERTY                         CITY             STATE  BUILT      RENT
-------------------------------------------------------------------------------------------

Annistown Center                            Snellville             GA     2004   $  176,400
Arnold Mill Center                          Woodstock              GA     2003      159,000
Atlanta Road Center                         Marietta               GA     2003      212,400
Big A Center                                Douglasville           GA     2002      141,960
Bouldercrest & 285                          Atlanta                GA     2003      171,000
Burnt Hickory Center                        Douglasville           GA     2003      171,426
Crystal Creek Center                        Douglasville           GA     2003      132,000
Elbert Center                               Elberton               GA     2004      168,000
Excell In 03                                Kennesaw               GA     1989      123,600
Excell In 04                                Decatur                GA     1989      120,000
Excell In 05                                College Park           GA     1996      150,000
Excell In 07                                Atlanta                GA     1986      136,988
Excell In 08                                Atlanta                GA     1986       81,000
Excell In 09                                Atlanta                GA     1982      112,000
Excell In 10                                Marietta               GA     1986       77,250
Excell In 11                                Atlanta                GA     1988      238,200
Excell In 12                                Atlanta                GA     1985      120,000
Excell In 13                                Atlanta                GA     1968       85,488
Excell In 14                                Atlanta                GA     1985      170,149
Excell In 15                                Marietta               GA     1971      135,159
Excell In 16                                Atlanta                GA     1986      144,000
Excell Out Town Properties - Dublin         Dublin                 GA     1999      111,240
Excell Out Town Properties-Main Street      Dothan                 AL     2000      150,000
Excell Out Town Properties-Clark Circle     Dothan                 AL     2001      150,000
Excell Out Town Properties-Milledgeville    Milledgeville          GA     2000      150,000
Flat Shoals Convenience Center              Union City             GA     2003      182,220
Hall Creek Center                           Flowery Branch         GA     2003      165,000
Highway 120 Center                          Dallas                 GA     2003      162,720
Highway 369 Center                          Cumming                GA     2003      144,000
Hill Street Center                          Atlanta                GA     2003      152,400
Irwin Bridge Center                         Conyers                GA     2003      168,240
Jefferson Street Center                     Austell                GA     1969       75,600
Killian Hill Center                         Snellville             GA     2003      165,000
Lakeridge Village Center                    Riverdale              GA     2002      145,908
Lenora Center                               Snellville             GA     2002      176,233
Locust Grove Center                         Locust Grove           GA     2001      123,600
Metro Atlanta Comm Prop 0518                Atlanta                GA     1969       90,000
Metro Atlanta Comm Prop 8102                Chamblee               GA     1967       96,000
Metro Atlanta Comm Prop 8115                Atlanta                GA     1967      216,000
Metro Atlanta Comm Prop 8159                East Point             GA     1972      180,000
Metro Atlanta Comm Prop 8165                Marietta               GA     1988      102,000
Mount Vernon                                Gainesville            GA     2003      123,600
Mount Zion & Highway 138                    Stockbridge            GA     2003      190,500
Noah's Ark                                  Jonesboro              GA     2003      132,000
North Georgia Comm Prop 0022                Ball Ground            GA     1984      127,308
North Georgia Comm Prop 0029                Woodstock              GA     1988      111,458
North Georgia Comm Prop 0039                Canton                 GA     1988      127,308
North Georgia Comm Prop 0040                Cumming                GA     1988      127,308
North Georgia Comm Prop 0042                Dawsonville            GA     1990      127,308
Northwest Georgia Comm Prop 0051            Adairsville            GA     1994       57,000
Northwest Georgia Comm Prop 0058            White                  GA     1994       66,000
Northwest Georgia Comm Prop 8754            Rome                   GA     1996       90,000
Northwest Georgia Comm Prop 8769            Ringgold               GA     1993      102,000
Northwest Georgia Comm Prop 8785            Lafayette              GA     1988       48,000
Six Flags Center                            Austell                GA     2003      186,176
Skyview Center                              Lithia Springs         GA     2003      192,900
Snapfinger Center                           Decatur                GA     2005      162,000
South Atlanta Center                        College Park           GA     2003      186,120
South Peachtree Center                      Norcross               GA     2003      171,600
Stone Mill Center                           Cartersville           GA     2003      166,500
Sylvan Property                             East Point             GA     2005      189,300
Wesley Chapel Center                        Decatur                GA     1998      156,000
-------------------------------------------------------------------------------------------
TOTAL                                                                            $8,772,567
-------------------------------------------------------------------------------------------

                                               % OF
                                              TOTAL     # OF                             APPRAISED
              PROPERTY                        RENT    TENANTS    OCCUPANCY     FLAG        VALUE
----------------------------------------------------------------------------------------------------

Annistown Center                               2.0%       3        100.0%       Shell   $  2,000,000
Arnold Mill Center                             1.8        2         68.0        Mobil      2,180,000
Atlanta Road Center                            2.4        4        100.0      Chevron      2,430,000
Big A Center                                   1.6        2        100.0        Exxon      1,610,000
Bouldercrest & 285                             1.9        2        100.0        Exxon      2,210,000
Burnt Hickory Center                           2.0        3        100.0        Exxon      1,990,000
Crystal Creek Center                           1.5        1        100.0        Shell      1,500,000
Elbert Center                                  1.9        2        100.0        Shell      1,910,000
Excell In 03                                   1.4        1        100.0        Exxon      1,410,000
Excell In 04                                   1.4        1        100.0        Exxon      1,390,000
Excell In 05                                   1.7        1        100.0        Exxon      1,710,000
Excell In 07                                   1.6        1        100.0        Exxon      1,550,000
Excell In 08                                   0.9        1        100.0        Exxon        910,000
Excell In 09                                   1.3        1        100.0        Exxon      1,140,000
Excell In 10                                   0.9        1        100.0        Exxon        880,000
Excell In 11                                   2.7        2        100.0        Exxon      2,030,000
Excell In 12                                   1.4        1        100.0        Exxon      1,530,000
Excell In 13                                   1.0        1        100.0        Exxon        970,000
Excell In 14                                   1.9        1        100.0        Exxon      1,890,000
Excell In 15                                   1.5        1        100.0        Exxon      1,530,000
Excell In 16                                   1.6        1        100.0        Exxon      1,770,000
Excell Out Town Properties - Dublin            1.3        1        100.0       Hop In      1,260,000
Excell Out Town Properties-Main Street         1.7        1        100.0       Hop In      1,700,000
Excell Out Town Properties-Clark Circle        1.7        1        100.0       Hop In      1,700,000
Excell Out Town Properties-Milledgeville       1.7        1        100.0       Hop In      1,690,000
Flat Shoals Convenience Center                 2.1        3        100.0        Mobil      2,110,000
Hall Creek Center                              1.9        4         83.3        Exxon      2,030,000
Highway 120 Center                             1.9        2        100.0        Exxon      1,850,000
Highway 369 Center                             1.6        1        100.0        Mobil      1,610,000
Hill Street Center                             1.7        2        100.0        Shell      1,760,000
Irwin Bridge Center                            1.9        4        100.0        Mobil      1,880,000
Jefferson Street Center                        0.9        1        100.0       Texaco        860,000
Killian Hill Center                            1.9        2        100.0        Exxon      1,710,000
Lakeridge Village Center                       1.7        2        100.0        Shell      1,650,000
Lenora Center                                  2.0        3        100.0        Exxon      2,000,000
Locust Grove Center                            1.4        1         50.0       Texaco      1,630,000
Metro Atlanta Comm Prop 0518                   1.0        1        100.0        CITGO      1,040,000
Metro Atlanta Comm Prop 8102                   1.1        1        100.0        Mobil      1,090,000
Metro Atlanta Comm Prop 8115                   2.5        1        100.0       Texaco      2,440,000
Metro Atlanta Comm Prop 8159                   2.1        1        100.0       Texaco      2,090,000
Metro Atlanta Comm Prop 8165                   1.2        1        100.0       Texaco      1,150,000
Mount Vernon                                   1.4        1        100.0       Texaco      1,390,000
Mount Zion & Highway 138                       2.2        4        100.0        Mobil      2,100,000
Noah's Ark                                     1.5        1        100.0        Shell      1,510,000
North Georgia Comm Prop 0022                   1.5        1        100.0      Chevron      1,440,000
North Georgia Comm Prop 0029                   1.3        1        100.0        CITGO      1,290,000
North Georgia Comm Prop 0039                   1.5        1        100.0        CITGO      1,450,000
North Georgia Comm Prop 0040                   1.5        1        100.0      Chevron      1,470,000
North Georgia Comm Prop 0042                   1.5        1        100.0      Chevron      1,470,000
Northwest Georgia Comm Prop 0051               0.6        1        100.0      Chevron        630,000
Northwest Georgia Comm Prop 0058               0.8        1        100.0           BP        730,000
Northwest Georgia Comm Prop 8754               1.0        1        100.0       Texaco      1,000,000
Northwest Georgia Comm Prop 8769               1.2        1        100.0           BP      1,180,000
Northwest Georgia Comm Prop 8785               0.5        1        100.0      Chevron        530,000
Six Flags Center                               2.1        3        100.0        Shell      2,140,000
Skyview Center                                 2.2        5        100.0        Mobil      2,150,000
Snapfinger Center                              1.8        2        100.0        Shell      1,760,000
South Atlanta Center                           2.1        2        100.0        Exxon      2,110,000
South Peachtree Center                         2.0        3         75.0        Shell      2,190,000
Stone Mill Center                              1.9        2         56.7        Exxon      2,370,000
Sylvan Property                                2.2        2        100.0        Shell      2,140,000
Wesley Chapel Center                           1.8        1        100.0        Mobil      1,810,000
----------------------------------------------------------------------------------------------------
TOTAL                                        100.0%      103        95.2%               $100,650,000
----------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

The following tables present certain information regarding the Georgia-Alabama
Retail Portfolio Properties.

--------------------------------------------------------------------------------
                                  PROPERTY AGE

                   NUMBER OF         % OF                          PERCENTAGE
  YEAR BUILT      PROPERTIES      PROPERTIES       BASE RENT      OF BASE RENT
--------------------------------------------------------------------------------
Before 1985            9              14.5%       $1,117,555           12.7%
 1985-1989            14              22.6         1,727,261           19.7
 1990-1994             4               6.5           352,308            4.0
 1995-1999             4               6.5           507,240            5.8
 2000-2005            31              50.0         5,068,203           57.8
--------------------------------------------------------------------------------
   TOTAL              62             100.0%       $8,772,567          100.0%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                           RENT INFORMATION BY FRANCHISE(1)

                   NUMBER OF                   BASE RENT FROM     % OF BASE RENT
                PROPERTIES BY    % OF TOTAL     CONVENIENCE     FROM CONVENIENCE    BASE RENT FROM     % OF BASE RENT
    FRANCHISE     FRANCHISE      PROPERTIES      STORES(2)           STORES         OTHER TENANTS    FROM OTHER TENANTS
-----------------------------------------------------------------------------------------------------------------------

Exxon                 22            35.5%        $2,867,782            35.9%           $332,011             42.9%
Shell                 10            16.1          1,417,308            17.7             198,476             25.7
Mobil                  8            12.9          1,096,320            13.7             192,540             24.9
Texaco                 7            11.3            910,800            11.4                   0              0.0
Chevron                6             9.7            648,924             8.1              50,400              6.5
Hop In                 4             6.5            561,240             7.0                   0              0.0
Citgo                  3             4.8            328,766             4.1                   0              0.0
BP                     2             3.2            168,000             2.1                   0              0.0
-----------------------------------------------------------------------------------------------------------------------
TOTAL                 62           100.0%        $7,999,140           100.0%           $773,427            100.0%
-----------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Georgia-Alabama Retail Portfolio
      Borrower's rent roll dated November 13, 2006. The franchise companies listed here are not tenants at the Georgia-Alabama Retail Portfolio
      Properties. These companies, through contracts with the Sponsors of the
      Georgia-Alabama Retail Portfolio Loan, supply the third party operators at each property with petroleum and other products related to the gas station business. The tenant at each Georgia-Alabama Retail Portfolio Property is a third party operator or retail tenant, unaffiliated with the
      Georgia-Alabama Retail Portfolio Borrower or any of the petroleum companies listed here.

(2)   "Base Rent from Convenience Stores" means the amount of rent due by the operator of the convenience store and gas station. The franchisor listed under the heading "Franchise" is not responsible for this rent. The aggregate convenience store rent for the Georgia-Alabama Retail Portfolio
      Properties represents 91.2% of the total rent for the Georgia-Alabama
      Retail Portfolio Properties based on the November 13, 2006 rent roll.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    LEASE ROLLOVER SCHEDULE(1),(2)
                                                                                       CUMULATIVE
                                                          % OF         CUMULATIVE         % OF
                      NUMBER OF          BASE RENT     BASE RENT       BASE RENT       BASE RENT
       YEAR        LEASES EXPIRING       EXPIRING       EXPIRING       EXPIRING         EXPIRING
--------------------------------------------------------------------------------------------------

  Vacant                7              $        0          0.0%       $        0           0.0%
   MTM                 16                 701,996          8.0           701,996           8.0
   2007                 2                  37,800          0.4           739,796           8.4
   2008                10                 436,020          5.0         1,175,816          13.4
   2009                 9                 399,213          4.6         1,575,029          18.0
   2010                 8                 799,500          9.1         2,374,529          27.1
   2011                 2                  26,400          0.3         2,400,929          27.4
   2012                 1                  20,226          0.2         2,421,155          27.6
   2013                 9                 720,776          8.2         3,141,931          35.8
   2014                 2                  33,600          0.4         3,175,531          36.2
   2015                 1                  24,000          0.3         3,199,531          36.5
   2016                 3                 271,200          3.1         3,470,731          39.6
   2017                13               1,688,946         19.3         5,159,677          58.8
   2018                11               1,466,690         16.7         6,626,367          75.5
   2019                 6                 888,000         10.1         7,514,367          85.7
Thereafter             10               1,258,200         14.3         8,772,567         100.0
--------------------------------------------------------------------------------------------------
  TOTAL               103              $8,772,567        100.0%
--------------------------------------------------------------------------------------------------

(1)   The leases referred to in this chart reflect the leases with the third party operator/tenants at each Georgia-Alabama Retail Portfolio Property as well as leases for 41 other retail tenants at certain of the
      Georgia-Alabama Retail Portfolio Properties.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The Georgia-Alabama Retail Portfolio Properties are concentrated in the southeastern United States with 60 properties located in Georgia and 2 properties located in Dothan, Alabama. The majority of the properties are located in Atlanta, Georgia or in the Atlanta metro area, including the
Eastern, Western, Northwestern and Northeastern areas. Other properties within the portfolio are located in counties closer to the central portion of Georgia, including Baldwin County located 75 miles southeast of Atlanta, Elbert County, which is 96 miles northeast of Atlanta, and Laurens County, which is 140 miles southeast of Atlanta. In addition, there are two properties located in Dothan,
Alabama. Dothan, the largest city in Houston County, is located in the southeast corner of Alabama, approximately 105 miles southeast of Montgomery,
96 miles northwest of Tallahassee, and 205 miles east of Mobile.

THE BORROWER. The borrower, Georgia-Alabama Commercial Investments, LLC (the
"Georgia-Alabama Retail Portfolio Borrower") is a single purpose Delaware limited liability company. The Georgia-Alabama Retail Portfolio Borrower is
100% directly owned by Georgia-Alabama Commercial Management, LLC, an entity managed by Marvin Hewatt ("Hewatt") and indirectly owned by Hewatt and Barron
Jefferson Russell ("Russell," and together with Hewatt, the "Sponsors"). The
Georgia-Alabama Retail Portfolio Loan is full recourse to the Sponsors.

According to Mr. Russell, he joined Mr. Hewatt as a partner in 1998 and formed
Majors Management, LLC (an entity wholly owned by the Sponsors) to oversee the development, leasing and management of their real estate portfolio and other investments. According to Mr. Russell, he has over 40 years in petroleum sales/distribution experience with industry leaders such as Exxon, Mobil and
Texaco.

According to the Sponsors, they have invested over $120 million in various real estate opportunities since 1998. In 2002, the Sponsors purchased 19 properties from Exxon in the metropolitan Atlanta area and in 2003, they purchased 75 properties in southeastern states. Through their ownership of Majors Management
LLC and other wholly owned entities, the Sponsors own, and supply petroleum products to, over 200 convenience store/gas stations in Georgia, Florida,
Alabama, Mississippi and Louisiana. The Sponsors acquire, develop, lease and manage convenience store/gas station centers, and in-line retail centers, for long term appreciation and yield.

PROPERTY MANAGEMENT. Each of the Georgia-Alabama Retail Portfolio Properties is
self managed by the Georgia-Alabama Retail Portfolio Borrower.

LOCKBOX. The Georgia-Alabama Retail Portfolio Loan documents require a springing hard lockbox and springing cash management. In the event the debt service coverage ratio is less than 1.15x as of the last day of any calendar quarter or any other Cash Sweep Event (as defined below) occurs, the
Georgia-Alabama Retail Portfolio Borrower is required, within 15 business days, to establish a lender controlled lockbox account and to direct all tenants to send rents and other payments due to the Georgia-Alabama Retail Portfolio
Borrower to the lender controlled lockbox account.

____________________

(1)   Certain information in this section was obtained from third party appraisals. The appraisals rely on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to The Georgia-Alabama Retail Portfolio Loan.

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES

TYPE                                                  INITIAL         MONTHLY
--------------------------------------------------------------------------------
Reconstruction Reserve(1)                           $1,350,444         $   0
Remediation Reserve(2)                              $   56,250         $   0
PLL Insurance Reserve(3)                            $  224,090         $   0
Insurance Reserve(4)                                $        0         $   0
--------------------------------------------------------------------------------

___________________

(1)   For the completion of improvements at the Georgia-Alabama Retail Portfolio
      Property located at 5084 Old National Highway, College Park, GA.

(2)   For the required remediation at the Georgia-Alabama Retail Portfolio
      Property located at 6741 Bellsferry Road, Woodstock, GA.

(3)   Countrywide Commercial Real Estate Finance, Inc. ("CRF") deposited
      $224,090 in this reserve to be used for the payment of renewal premiums due under the pollution legal liability insurance policy (the "PLL
      Insurance Policy"). The reserve funds may only be used to pay the renewal premium and are not collateral for the Georgia-Alabama Retail Portfolio
      Loan in the event of a default. The reserve funds are to be returned to
      CRF (i) at the time the lender is given notice that the PLL Insurance
      Policy will not be renewed or has been cancelled or (ii) on the maturity date.

(4)   In the event the PLL Insurance Policy is cancelled or not renewed, the
      Georgia-Alabama Retail Portfolio Borrower will be required to deposit 150%
      of the estimated annual remediation cost amount for all of the
      Georgia-Alabama Retail Portfolio Properties for the remaining term of the
      Georgia-Alabama Retail Portfolio Loan, as determined by reference to the
      5-year historic cost of remediation for all such properties. In addition, in the event the PLL Insurance Policy carrier (a) drops or otherwise excludes an individual property from its coverage or (b) a release has occurred at a Georgia-Alabama Retail Portfolio Property and 90 days has elapsed since the Georgia-Alabama Retail Portfolio Borrower first learned of it (or should have learned of it) and the related insurance provider
      (i) has not accepted a claim for coverage or has denied coverage with respect to such claim or (ii) has determined that the required remediation is not covered by the policy, then , (x) if the cause relates to (a)
      above, the Georgia-Alabama Retail Portfolio Borrower will be required to deliver to lender an amount equal to 150% of the estimated annual remediation cost for all such properties that caused the event described in (a) above for the remaining term of the Georgia-Alabama Retail
      Portfolio Loan (as determined by reference to the 5-year historical cost of remediation for all such individual properties) or (y) if the cause relates to (b) above, the Georgia-Alabama Retail Portfolio Borrower will be required to deliver to lender an amount equal to 150% of the amount required for remediation of any individual property that caused the event described in (b) to be triggered (as determined by a report prepared by an environmental consultant or engineer acceptable to lender).

CASH FLOW SWEEP. During a Cash Sweep Event, any excess amounts in the lender controlled account will be retained by the lender and held as additional collateral until the termination of such Cash Sweep Event. A "Cash Sweep Event"
occurs if (i) more than six properties cease to operate for more than 30 consecutive days (other than due to casualty or condemnation), (ii) the debt service coverage ratio for any trailing 12 month period declines below 1.10x or
(iii) an event of default under the Georgia-Alabama Retail Portfolio Loan documents occurs. A Cash Sweep Event will terminate if (a) with respect to the matter described in clause (i) of the definition of the term Cash Sweep Event above, the lender has determined that fewer than six properties ceased to operate for more than 30 consecutive days (other than due to casualty or condemnation), (b) with respect to the matter described in clause (ii) of the definition of the term Cash Sweep Event above, the debt service coverage ratio for any two consecutive calendar quarters is at least 1.20x, (c) with respect to the matter described in clause (iii) of the definition of the term Cash
Sweep Event above, an event of default under the Georgia-Alabama Retail
Portfolio Loan documents no longer exists, or (d) the lender otherwise elects, in its sole discretion, to terminate the Cash Sweep Event.

MEZZANINE DEBT. The Georgia-Alabama Retail Portfolio Loan documents do not permit mezzanine debt.

RELEASE PROVISIONS. Up to seven individual Georgia-Alabama Retail Portfolio
Properties may be released during the term of the Georgia-Alabama Retail
Portfolio Loan from the lien of the related mortgage upon defeasance of a principal amount equal to 125% of the allocated loan amount of the
Georgia-Alabama Retail Portfolio Property to be defeased.

PROPERTY SUBSTITUTION. Commencing twelve months following the Georgia-Alabama
Retail Portfolio Loan origination date, the Georgia-Alabama Retail Portfolio
Borrower may substitute up to seven individual Georgia-Alabama Retail Portfolio
Properties during the term of the Georgia-Alabama Retail Portfolio Loan with a qualified substitute property provided that several conditions are satisfied, including among other conditions that: (i) the market value of any proposed qualified substitute property is equal to or exceeds the greater of (a) the initial appraised value of the individual property proposed to be replaced and
(b) the then current market value of such individual property immediately prior to the substitution, (ii) after giving effect to the substitution, the aggregate debt service coverage ratio, as determined by lender, for the aggregate of all individual properties securing the Georgia-Alabama Retail
Portfolio Loan will be no less than the greater of (a) the debt service coverage ratio as of the closing date and (b) the debt service coverage ratio immediately prior to such substitution and (iii) no individual property may be replaced with more than one qualified substitute property.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

DOUGLAS CORPORATE CENTER I & II

                 [2 PHOTOS OF DOUGLAS CORPORATE CENTER I & II]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                             Roseville, CA
Property Type                                                            Office
Size (Square Feet)                                                      213,379
Percentage Physical Occupancy as of April 27, 2007                        83.8%
Year Built                                                         1990/2003(1)
Year Renovated                                                              NAP
Appraisal Value                                                     $67,750,000
# of Tenant Leases                                                        43(2)
Average Rent Per Square Foot                                          $27.70(2)
Underwritten Economic Occupancy                                           83.8%
Underwritten Revenues                                                $5,248,686
Underwritten Total Expenses                                          $2,119,756
Underwritten Net Operating Income (NOI)                              $3,128,930
Underwritten Net Cash Flow (NCF)                                     $2,749,044
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                    KeyBank
Loan Group                                                                    1
Origination Date                                                   May 31, 2007
Cut-off Date Principal Balance                                      $36,000,000
Cut-off Date Loan Balance Per SF/Unit                                      $169
Percentage of Initial Mortgage Pool Balance                                1.5%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.4270%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           84
Original Term to Maturity/ARD (Months)                                       84
Original Amortization Term (Months)                                           0
Original Call Protection                                LO(26),DeforYM(51),O(7)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    53.1%
LTV Ratio at Maturity or ARD                                              53.1%
Underwritten DSCR on NOI                                                  1.58x
Underwritten DSCR on NCF                                                  1.38x
--------------------------------------------------------------------------------

(1)   Douglas Corporate Center building I was built in 1990 and Douglas
      Corporate Center building II was built in 2003.

(2)   Information based on the Douglas Corporate Center I & II Borrower's April
      27, 2007 rent roll.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                    [MAP OF DOUGLAS CORPORATE CENTER I & II]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Douglas Corporate Center I & II Loan") is evidenced by a single promissory note and is secured by a fee simple first mortgage encumbering two Class A office buildings (the "Douglas Corporate
Center I & II Property") located in Roseville, California. The Douglas
Corporate Center I & II Loan represents approximately 1.5% of the initial mortgage pool balance and approximately 2.6% of the initial loan group 1 balance.

The Douglas Corporate Center I & II Loan was originated on May 31, 2007, and has a principal balance as of the cut-off date of $36,000,000. The Douglas
Corporate Center I & II Loan has a remaining term of 82 months and a scheduled maturity date of June 1, 2014. The Douglas Corporate Center I & II Loan may not
be prepaid in whole or part except as follows: (i) at any time after the earlier to occur of (a) December 1, 2009, or (b) the date that is two years following the "startup date". The Douglas Corporate Center I and II Borrower may prepay the loan on any date (provided that if such date is not a scheduled payment date, the Douglas Corporate Center I and II borrower will be required to also pay any interest shortfall) provided that the Douglas Corporate Center
I and II borrower either pays a yield maintenance premium or purchases defeasance collateral in accordance with the loan documents; (ii) the Douglas
Corporate Center I and II borrower may openly prepay the Douglas Corporate
Center I and II loan, with no prepayment penalty or obligation to purchase defeasance collateral at any time after the date that is six months prior to the Maturity Date (provided that if such date is not a scheduled payment date, the Douglas Corporate Center I and II borrower shall also pay any interest shortfall); and (iii) any prepayment in connection with a casualty or condemnation will not incur a prepayment penalty.

THE PROPERTY. The Douglas Corporate Center I & II Property is comprised of two
3-story, Class A office buildings totaling 213,379 net rentable square feet, as well as surface parking consisting of 865 spaces, located in Roseville, Placer
County, California. Douglas Corporate Center I was built in 1990 and Douglas
Corporate Center II was built in 2003.

The property is 83.8% occupied by 31 tenants. New York Life Insurance ("NYL"), the largest tenant, utilizes its space at the property for sales and administrative staff. NYL sells life insurance, annuities, mutual funds, long-term care insurance and group policies, as well as provides investment management services for institutional clients. Other major tenants include
Countrywide Home Loans, Pacific Health Advantage, and EMC Corporation.
Countrywide engages in mortgage lending and other finance-related operations, within five segments comprised of mortgage banking, banking, capital markets, insurance, and global operations. Pacific Health Advantage, which is a non-profit organization founded in 1989 by Pacific Business Group on Health, provides affordable combinations of health insurance plans to small businesses based in California with 2 to 50 employees. EMC Corporation engages in the development, delivery, and support of information infrastructure technologies and solutions worldwide, which includes storage systems, platform-based software, consulting, implementation, operations management, training, maintenance, and support.

The following table presents certain information relating to the major tenants at the Douglas Corporate Center I & II Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION

                                                                 CREDIT RATINGS    SQUARE      % OF     BASE RENT       LEASE
TENANT NAME                           PARENT COMPANY              (FITCH/S&P)       FEET       GLA         PSF       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

New York Life Insurance                    NAP                      AA+/AA+       22,771      10.7%     $ 24.60       August 2011
Countrywide Home Loans      Countrywide Financial Corporation         A/A         18,629       8.7%     $ 28.88(1)     Various(2)
Pacific Health Advantage                   NAP                         NR         18,093       8.5%     $ 27.74(3)     Various(4)
EMC Corporation                            NAP                      NR/BBB+       14,100       6.6%     $ 27.84       March 2011
---------------------------------------------------------------------------------------------------------------------------------
Total/Wtd. Avg.                                                                   73,593      34.5%     $ 27.08
---------------------------------------------------------------------------------------------------------------------------------

(1)   Countrywide Home Loans pays $28.80/sf for 13,117 sf of space, $28.20/sf for 1,521 sf of space, and $29.40/sf for 3,991 sf of space.

(2)   Lease expirations are: 1,521 sf expiring October 2007, 3,991 sf expiring
      June 2010, 8,539 sf expiring November 2010, 4,578 sf expiring September
      2008.

(3)   Pacific Health Advantage pays $27.60/sf for 16,026 sf of space and
      $28.80/sf for 2,067 sf of space.

(4)   The lease for 16,026 sf expires July 2011 and the lease for 2,067 sf expires September 2011.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

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--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Douglas Corporate Center I & II Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE(1)

                 NUMBER     SQUARE      % OF                   % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE   CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
YEAR            EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

MTM                 2        5,138       2.4%    $  138,323       2.8%         5,138          2.4%     $  138,323         2.4%
2007                2        2,401       1.1         60,316       1.2          7,539          3.5         198,639         4.0
2008                9       30,354      14.2        856,061      17.3         37,893         17.8       1,054,700        21.3
2009                9       29,930      14.0        853,380      17.2         67,823         31.8       1,908,081        38.6
2010                5       19,153       9.0        548,046      11.2         86,976         40.8       2,456,126        49.6
2011               13       86,919      40.7      2,346,429      47.4        173,895         81.5       4,802,555        97.0
2012                2        4,431       2.1        124,802       2.5        178,326         83.6       4,927,358        99.5
2013               --           --       0.0              0       0.0        178,326         83.6       4,927,358        99.5
2014               --           --       0.0              0       0.0        178,326         83.6       4,927,358        99.5
2015               --           --       0.0              0       0.0        178,326         83.6       4,927,358        99.5
2016                1          400       0.2         23,892       0.5        178,726         83.8       4,951,250       100.0
2017               --           --       0.0              0       0.0        178,726         83.8       4,951,250       100.0
Thereafter         --           --       0.0              0       0.0        178,726         83.8       4,951,250       100.0
Vacant            NAP       34,653      16.2              0       0.0        213,379        100.0       4,951,250       100.0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL              43      213,379       100%    $4,951,250       100%       213,379         100%      $4,951,250         100%
----------------------------------------------------------------------------------------------------------------------------------

THE MARKET(2). The Douglas Corporate Center I & II Property is located on the northeast corner of Douglas Boulevard and East Roseville Parkway, in Roseville
approximately 1.75 miles from Interstate 80 and 19 miles northeast of downtown
Sacramento. The neighborhood consists of commercial developments, residential developments, and community services. Commercial developments consist of office buildings in the immediate area, and retailers, such as Wal-Mart, Safeway,
Target, Raley's, Home Depot, and Staples, which are located within a few miles of the subject. Residential development includes single-family homes, apartment complexes, and condominiums. Community services, such as fire stations, hospitals, police stations, and schools are readily available in the surrounding area, as well as public transportation, parks, golf courses, and other recreational facilities. The area is anticipated to experience significant growth in the foreseeable future.

Douglas Corporate Center I & II is within the Sacramento Office Market and the
Roseville/Rocklin Office Submarket. The Sacramento Office Market Class A sector consisted of 190 buildings containing 23,409,365 square feet for the second quarter 2007. Class A office property occupancy for the second quarter 2007 was
88%. Average quoted rates in the Sacramento Office Market Class A sector for available space were $27.26/sf, trending up from $26.87/sf in the first quarter
2007, and average quoted rates in the Roseville/Rocklin Submarket Class A sector were $28.52/sf. Average in-place rents at the subject are $27.70/sf.

Sacramento, California's state capital since 1869, is strategically located at the nucleus of several major freeways, including US Highway 50, State Highway
99, and Interstates 5 and 80. These freeways provide access to the San
Francisco Bay Area to the west, Southern California to the south, Oregon and
Washington to the north, and Nevada to the east. The rate of population growth in the Sacramento Primary Metropolitan Statistical Area ("PMSA") has been robust over the past 16 years, growing 2.2% per year from 1990 to 2000. From
2000 to 2005, the population increased by an average of 2.7% per year.
According to the demographic Research Unit of the California Department of
Finance, the Sacramento PMSA population is projected to increase 2.0% per year, and reach approximately 2.04 million people by 2010. According to CoStar 2Q07
Sacramento Office Report, the cumulative growth in office jobs over the past 5 years in Sacramento has been 10.60%, which equates to 2.12% per year. Major employers include Intel Corporation, Kaiser Permanente, Raley's Inc., SBC, Bank
of America, Wells Fargo, and Target Corporation.

THE BORROWER. Hines Douglas Corporate Center LP, a Delaware limited partnership
(the "Douglas Corporate Center I & II Borrower") is a special purpose, bankruptcy remote entity. The Douglas Corporate Center I & II Borrower is made up of a 0.1% general partnership interest held by Hines Douglas Corporate
Center GP, LLC (the "SPE Component Entity") and a 99.9% limited partnership interest held by Hines CF Sacramento Partners LP (the "Sacramento LP") which entity also owns 100% of the membership interest in the SPE Component Entity.
The SPE Component Entity is a single member Delaware limited liability company which is a special purpose entity and bankruptcy remote, and which has an independent manager. The Sacramento LP has 91% of its general partnership interest held by Hines-Sumisei U.S. Core Office Trust (the "Hines U.S. Trust")
in which Hines-Sumisei U.S. Core Office Fund L.P. owns a 40% interest and a group of General Motors parties owns a 57% interest. The non-recourse carveouts contained in the Douglas Corporate Center I & II loan agreement, along with the environmental indemnity, were given by the Douglas Corporate Center I & II
Borrower.
__________________

(1)   Information obtained from the Douglas Corporate Center I & II Borrower's rent roll dated April 27, 2007.

(2)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

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--------------------------------------------------------------------------------

Hines, founded over 50 years ago, is a privately owned real estate firm involved in real estate investment, development, and property management worldwide. The Hines portfolio of projects underway, completed, acquired and managed for third parties includes more than 950 properties representing approximately 380 million square feet of office, residential, mixed-use, industrial, hotel, medical, retail and sports facilities, as well as large, master-planned communities and land developments. Hines has offices in 16 countries, with regional offices in Houston (U.S. headquarters), London
(European headquarters), New York, Chicago, Atlanta and San Francisco, as well as 62 other cities. Currently, the firm controls assets valued at approximately
$16 billion. In addition, since 1991, Hines has created 26 investment funds with over $12 billion of equity capital entrusted to Hines by partners including major public and private pension funds, foreign governments and investment authorities, foundations, endowments, high net-worth individuals and individual investors.

PROPERTY MANAGEMENT. The Douglas Corporate Center I & II Property is managed by
Hines Interests Limited Partnership ("Hines"), a Delaware limited partnership
(the "Douglas Property Manager"), and affiliate of the Douglas Corporate Center
I & II Borrower. Currently, Hines manages 161 properties, which total approximately 104 million square feet.

LOCKBOX. None.

PERMITTED MEZZANINE DEBT. Future mezzanine financing secured by a pledge of the mezzanine borrower's direct or indirect equity interest in the Douglas
Corporate Center I & II Borrower and/or the SPE component entity is permitted, subject to certain standard criteria, including without limitation: (i) an aggregate LTV equal or less than 75%, (ii) such mezzanine financing is from a qualified mezzanine lender, (iii) delivery of an intercreditor agreement acceptable to the rating agencies, and (iv) a confirmation by the rating agencies that the incurrence of such mezzanine financing will not cause a qualification downgrade or withdrawal of the then-current ratings on the certificates.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Douglas Corporate Center I & II Loan:

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES

TYPE:                                              INITIAL         MONTHLY
--------------------------------------------------------------------------------
Taxes                                                $ 0          Springing(1)
Insurance                                            $ 0          Springing(1)
Replacement Reserve                                  $ 0          Springing(2)
Leasing Reserve                                      $ 0          Springing(3)
--------------------------------------------------------------------------------

(1)   Upon the occurrence of an event of default, lender may require borrower to establish a tax and insurance reserve to be funded monthly, provided that if insurance is obtained through a blanket insurance policy which is acceptable to lender, then no insurance escrow will be required.

(2)   The Replacement Reserve monthly reserve deposits of $3,556.33 are not required to be made by the Douglas Corporate Center I & II Borrower except during the occurrence of an event of default under the Douglas Corporate
      Center I & II Loan.

(3)   The Leasing Reserve monthly reserve deposits of $38,882.08 are not required to be made by the Douglas Corporate Center I & II Borrower except during the occurrence of an event of default under the Douglas Corporate
      Center I & II Loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

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--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

GRAY APARTMENT PORTFOLIO

                     [2 PHOTOS Of GRAY APARTMENT PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           2
Location (City/State)                                               Houston, TX
Property Type                                                       Multifamily
Size (Units)                                                                789
Percentage Occupancy as of May 2007                                       91.1%
Year Built                                                         1972/1974(1)
Year Renovated                                                             2003
Appraisal Value                                                     $41,980,000
Average Monthly Rent Per Unit                                              $752
Underwritten Occupancy                                                    82.1%
Underwritten Revenues                                                $6,101,820
Underwritten Total Expenses                                          $3,081,928
Underwritten Net Operating Income (NOI)                              $3,019,892
Underwritten Net Cash Flow (NCF)                                     $2,822,642
5/31/2007 TTM NOI                                                    $3,200,327
2006 NOI                                                             $3,591,975
2005 NOI                                                             $1,604,614
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    2
Origination Date                                               November 1, 2006
Cut-off Date Principal Balance                                      $31,500,000
Cut-off Date Loan Balance Per SF/Unit                                   $39,924
Percentage of Initial Mortgage Pool Balance                                1.3%
Number of Mortgage Loans                                                      2
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8700%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           24
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Call Protection                                             LO(33),Def(83),O(4)
Lockbox                                                                    Soft
Cut-off Date LTV Ratio                                                    75.0%
LTV Ratio at Maturity or ARD                                              66.3%
Underwritten DSCR on NOI                                               1.35x(2)
Underwritten DSCR on NCF                                               1.26x(3)
--------------------------------------------------------------------------------

(1)   The Evergreen Pointe apartment complex was constructed in 1972 and the
      Park at Lakeside apartment complex was constructed in 1974.

(2)   The Underwritten DSCR on NOI during the interest only period is 1.61x.

(3)   The Underwritten DSCR on NCF during the interest only period is 1.50x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

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--------------------------------------------------------------------------------

                        [MAP OF GRAY APARTMENT PORTFOLIO]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan is comprised of two cross-collateralized and cross-defaulted loans (collectively, the "Gray Apartment Portfolio Loan") each evidenced by a promissory note and secured by a mortgage encumbering two adjacent apartment complexes consisting in the aggregate of 789 units located in Houston, Texas (collectively, the "Gray Apartment Portfolio Properties").
The Gray Apartment Portfolio Loan represents approximately 1.3% of the initial mortgage pool balance and approximately 3.0% of the initial loan group 2 balance.

The Gray Apartment Portfolio Loan was originated on November 1, 2006, and has a principal balance as of the cut-off date of $31,500,000. The Gray Apartment
Portfolio Loan has a remaining term of 111 months and a scheduled maturity date of November 8, 2016. The Gray Apartment Portfolio Loan permits defeasance of the entire loan (or partial defeasance as described below under "Release
Provisions") with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Gray Apartment Portfolio Loan is permitted on or after August 8, 2016, without penalty.

THE PROPERTIES. The Gray Apartment Portfolio Loan is secured by the fee interest in two adjacent apartment complexes, Park at Lakeside and Evergreen
Pointe, consisting in the aggregate of 789 units located in Houston, Texas.

Park at Lakeside. The 592-unit Park at Lakeside apartment complex was constructed in 1974. It comprises (based on number of apartment units) 75% of the Gray Apartment Portfolio Loan. The property has been well maintained, with a significant renovation in 2003 that totaled $4,175,000 ($7,052/unit).
Community amenities include: indoor racquetball court, three pools, heated spa, fitness center, picnic areas, covered parking, and child care center. Unit amenities include: large floor plans, all electric kitchens, large walk-in closets, and patios/balconies. The property is located along Lakeside Estates
Drive at Lynbrook Drive and just north of Briar Forest Drive, which is a primary neighborhood artery in the city of Houston. The Sam Houston Parkway, which is one-half mile east of the property, provides freeway access through the neighborhood. The promissory note evidencing the Park at Lakeside loan has a cut-off date principal balance of $23,500,000.

---------------------------------------------------------------------------------------------
                        UNIT BREAKDOWN AND OCCUPANCY AS OF MAY 30, 2007

    1-BEDROOM UNITS/        2-BEDROOM UNITS/        3-BEDROOM UNITS/        4-BEDROOM UNITS/
      OCCUPANCY               OCCUPANCY               OCCUPANCY               OCCUPANCY
---------------------------------------------------------------------------------------------

    112 units/98.2%         216 units/91.7%         208 units/88.5%          56 units/76.8%
---------------------------------------------------------------------------------------------

Evergreen Pointe. The 197-unit Evergreen Pointe apartment complex was constructed in 1972. It comprises (based on number of apartment units) 25% of the Gray Apartment Portfolio Loan. The property has been well maintained, with an exterior renovation in 2003 that totaled $820,000 ($4,160/unit). Community amenities include: swimming pool and heated spa. Unit amenities include: large floor plans, kitchen pantries, large walk-in closets, and patios/balconies. The property is located between Lakeside Estates Drive and Wilcrest Drive and just north of Briar Forest Drive, which is a primary neighborhood artery in the city of Houston. The Sam Houston Parkway, which is one-half mile east of the property, provides freeway access through the neighborhood. The promissory note evidencing the Evergreen Pointe loan has a cut-off date principal balance of
$8,000,000.

------------------------------------------------------------------------------------------------------------
                               UNIT BREAKDOWN AND OCCUPANCY AS OF MAY 23, 2007

   STUDIO UNITS/      1-BEDROOM UNITS/       2-BEDROOM UNITS/       3-BEDROOM UNITS/       4-BEDROOM UNITS/
    OCCUPANCY            OCCUPANCY              OCCUPANCY              OCCUPANCY              OCCUPANCY
------------------------------------------------------------------------------------------------------------

    2 units/50%      57 units/98.2%         82 units/96.3%         40 units/97.5%          16 units/98.8%
------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Gray Apartment
Portfolio Properties on a combined basis.

--------------------------------------------------------------------------------
                           MULTIFAMILY INFORMATION(1)

                                                    WEIGHTED
                                                 AVERAGE UNIT          NET
    UNIT MIX                NO. OF UNITS          SQUARE FEET      RENTABLE SF
--------------------------------------------------------------------------------

Studio                           2                   297                 297
1 BR                           169                   660             109,545
2 BR                           298                   982             272,414
3 BR                           248                 1,260             279,846
4 BR                            72                 1,453              86,528
--------------------------------------------------------------------------------
Total/Weighted Average         789                 1,042             748,630
--------------------------------------------------------------------------------

                               % OF           WEIGHTED AVERAGE          WEIGHTED AVERAGE MONTHLY
    UNIT MIX               TOTAL UNITS   MONTHLY ASKING RENT/UNIT(1)       MARKET RENT/UNIT(2)
-------------------------------------------------------------------------------------------------

Studio                        0.3%                $395                          $ 395
1 BR                         21.4%                $548                          $ 561
2 BR                         37.8%                $712                          $ 734
3 BR                         31.4%                $895                          $ 937
4 BR                          9.1%                $979                          $1018
-------------------------------------------------------------------------------------------------
Total/Weighted Average      100.0%                $758                          $ 786
-------------------------------------------------------------------------------------------------

(1)   Information obtained from the Gray Apartment Portfolio Borrower's rent roll dated May 2007.

(2)   Information obtained from appraisal dated May 25, 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

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--------------------------------------------------------------------------------

THE MARKET(1). Both Park at Lakeside and Evergreen Pointe are located in the
Briar Forest submarket. According to REIS, the submarket at the end of the first quarter of 2007 consisted of 41,661 units at 144 properties with a reported vacancy of 6.6%. Net absorption for the quarter was a positive 166 units. Vacancy rates in the submarket have stabilized in recent years, fluctuating slightly between 5% and 7% since the third quarter of 2005.
Concessions in the submarket vary from 15 days to one month of free rent.
Concessions at the Park at Lakeside and Evergreen Pointe Properties have averaged 6% and 5%, respectively, over the past 12 months.

The population within a one- and three-mile radius of the Gray Portfolio
Properties is 16,936 and 143,846, respectively; the median household income is
$29,707 and $34,034, respectively.

THE BORROWER. The borrower, Wentwood Lakeside I, LP (the "Gray Apartment
Portfolio Borrower") is a single purpose Texas Limited Partnership. The Gray
Apartment Portfolio Borrower is owned by: (i) limited partner GRAOCH Associates
#110, LP (with a 19.49% interest), (ii) limited partner GRAOCH Associates #36,
LP (with a 39.65% interest), (iii) limited partner GRAOCH Associates #92, LP
(with a 39.86% interest), and (iv) by the general partner Everpark GP, LP.
(with a 1% interst). Everpark GP, LP is owned 100% by Gary Gray and all of the limited partnerships are controlled by Gary Gray, who is the non-recourse carve-out guarantor.

GRAOCH Associates ("GRAOCH"), originally formed in 1991, is a Vancouver,
British Columbia based real estate investment firm, whose sole business is the acquisition, financing, ownership, operation, asset management and disposition of rental apartment communities located throughout the United States. Gary M.
Gray is the 100% general partner and a substantial limited partner in GRAOCH.
According to GRAOCH, since its inception in 1991, entities controlled and co-owned by GRAOCH have acquired 107 separate apartment communities, located in
20 separate sates containing a total of 23,299 individual apartment units.  In addition, according to GRAOCH, as of February 2006, a total of 52 apartment communities containing a total of 11,940 individual apartment units have been sold.

PROPERTY MANAGEMENT. The property manager for the Gray Apartment Portfolio
Properties is Pinnacle Realty Management ("Pinnacle"), an entity that is not affiliated with the Gray Apartment Portfolio Borrower. Pinnacle is a full-service real estate management and brokerage firm headquartered in
Seattle, Washington. Pinnacle oversees a portfolio of apartment, office, industrial and retail assets valued at more than $12.3 billion. Pinnacle currently has 140,000 multifamily housing units under management.

LOCKBOX. The Gray Apartment Portfolio Loan documents require a soft lockbox and springing cash management. During a Cash Management Period, all rents are required to be swept into an account designated by the lender. Funds in the lender controlled account are required to be allocated towards the payment of taxes and insurance, debt service, capital expenditures, borrower operating expenses, extra-ordinary expenses and to the net cash flow reserve account (as described under "Cash Flow Sweep" below). A "Cash Management Period" means any period commencing upon (a) the occurrence of any event of default; or (b) the debt service coverage ratio as of the last day of any calendar quarter
(beginning with the four quarters ending December 31, 2006) being less than
1.10x. A Cash Management Period will terminate if (i) with respect to the matter described in clause (a) of the definition of the term Cash Management
Period above, such event of default no longer exists or (ii) with respect to the matter described in clause (b) of the definition of the term Cash
Management Period above, the debt service coverage ratio is at least 1.10x.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Gray Apartment Portfolio Loan.

--------------------------------------------------------------------------------
                                ESCROWS / RESERVES

TYPE:                                                   INITIAL       MONTHLY
--------------------------------------------------------------------------------
Taxes                                                  $565,000       $56,037
Insurance                                              $      0       $29,265
Capital Expenditure Reserve                            $      0       $16,438
Deferred Maintenance                                   $256,194       $     0
--------------------------------------------------------------------------------

CASH FLOW SWEEP. During a Cash Management Period (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the Cash
Management Period is terminated.

ADDITIONAL DEBT. Other than permitted trade payables paid in the ordinary course of business, the Gray Apartment Portfolio Borrower is not permitted to incur additional debt.

RELEASE PROVISIONS. The mortgage loan documents permit the Gray Apartment
Portfolio Borrower to obtain a release of an individual property from the lien of the mortgage loan documents provided that: (a) no event of default exists;
(b) the Gray Apartment Portfolio Borrower shall have fully

____________________

(1)   Certain information in this section was obtained from third party appraisals. The appraisals rely on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

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--------------------------------------------------------------------------------

defeased the loan relating to the release property in an amount equal to 100%
of the outstanding principal balance of the related note; (c) the release property is conveyed to an entity unaffiliated with the Gray Apartment
Portfolio Borrower; (d) the debt service coverage ratio for the remaining property is no less than 1.20x if the remaining loan property is Evergreen
Pointe and 1.25x if the remaining loan property is Park at Lakeside. If the underwritten net cash flow of the property that will remain, subject to the liens of the Gray Apartment Portfolio Loan documents, would not be sufficient to satisfy such debt service coverage ratio requirement given the then-current principal balance of the remaining loan, then the Gray Apartment Portfolio
Borrower may post as additional collateral treasuries in an aggregate amount such that after such partial defeasance the debt service coverage ratio requirement is satisfied.

The Gray Apartment Portfolio Loan documents permit a release of the cross-collateralization arrangement upon the defeasance of either property. In addition, the Gray Apartment Portfolio Loan documents permit a release of the cross if either Gray Apartment Portfolio Property is sold to an entity unaffiliated with the Gray Apartment Portfolio Borrower and the loan is assumed in accordance with the terms of the Gray Apartment Portfolio Loan documents.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       70

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--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       71

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

HAVERLY PARK APARTMENTS

                     [2 PHOTOS OF HAVERLY PARK APARTMENTS]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                                Dallas, TX
Property Type                                                       Multifamily
Size (Units)                                                                636
Percentage Occupancy as of April 13 2007                                  97.6%
Year Built                                                                 1984
Appraisal Value                                                     $42,520,000
Average Monthly Rent Per Unit                                              $747
Underwritten Occupancy                                                    92.5%
Underwritten Revenues                                                $4,998,821
Underwritten Total Expenses                                          $2,585,934
Underwritten Net Operating Income (NOI)                              $2,412,887
Underwritten Net Cash Flow (NCF)                                     $2,285,687
2/28/2007 TTM NOI                                                    $2,295,519
2006 NOI                                                             $2,265,287
2005 NOI                                                             $2,163,104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    2
Origination Date                                                 April 30, 2007
Cut-off Date Principal Balance                                      $30,000,000
Cut-off Date Loan Balance Per SF/Unit                                   $47,170
Percentage of Initial Mortgage Pool Balance                                1.2%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                        5.1100%(1)
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           36
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         420
Call Protection                                           LO(27), Def(89), O(4)
Lockbox                                                                    Soft
Cut-off Date LTV Ratio                                                    70.6%
LTV Ratio at Maturity or ARD                                              65.7%
Underwritten DSCR on NOI                                               1.21x(2)
Underwritten DSCR on NCF                                               1.14x(3)
--------------------------------------------------------------------------------

(1)   The interest rate is 5.11% through and including the payment date in May
      2010 and will increase to 5.77% commencing on the payment date in June
      2010. The DSCR shown here and used throughout the accompanying offering prospectus is calculated based on the 5.77% interest rate.

(2)   The Underwritten DSCR on NOI during the initial interest only period is
      1.55x.

(3)   The Underwritten DSCR on NCF during the initial interest only period is
      1.47x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       72

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--------------------------------------------------------------------------------

                        [MAP OF HAVERLY PARK APARTMENTS]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       73

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Haverly Park Apartments Loan") is evidenced by a promissory note and is secured by a first mortgage encumbering two directly adjacent class B apartment complexes consisting in the aggregate of
636 units located in Dallas, Texas (collectively, the "Haverly Park Apartments
Property"). The Haverly Park Apartments Loan represents approximately 1.2% of the initial mortgage pool balance and approximately 2.9% of the initial loan group 2 balance.

The Haverly Park Apartments Loan was originated on April 30, 2007, and has a principal balance as of the cut-off date of $30,000,000. The Haverly Park
Apartments Loan has a remaining term of 117 months and a scheduled maturity date of May 8, 2017. The Haverly Park Apartments Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Haverly Park Apartments Loan is permitted on or after February 8, 2017, without penalty.

THE PROPERTY. The Haverly Park Apartments Loan is secured by the fee interest in two directly adjacent class B apartment complexes consisting in the aggregate of 636 units, located in Dallas, Texas. The Haverly Park Apartments
Property was constructed between 1983 and 1984. Community amenities include four swimming pools, two hot tubs, a 24-hour fitness club and five on-site laundry facilities.  All units feature 9-foot ceilings, patios/balconies with extra storage, and are pre-wired for cable.  Upgraded units also have vaulted ceilings, fireplaces, built-in bookshelves, dry bars, kitchen pantries and washer/dryer connections.  There are 248 covered parking spaces.

The Haverly Park Apartments Borrower plans to implement a $2,249,759
($3,537/unit) capital plan over the next 28 months to upgrade all units.  The renovation will include kitchen appliance replacement, new cabinet doors and countertops, upgrades for kitchen flooring and carpet, and bath vinyl replacement.  There are also plans to upgrade the fitness center, leasing office, and party room. See "Escrows/Reserves" below.

The Haverly Park Apartments Property is built on 26.5 acres, and is located 17 miles north of the Dallas central business district, in the Plano area.
Located off of the North Dallas Tollway, just north of the intersection with the LBJ Freeway and just south of the George Bush Turnpike, the Haverly Park
Apartments Property is located in an infill area with a limited amount of multifamily-zoned land.

--------------------------------------------------------------------------------
                UNIT BREAKDOWN AND OCCUPANCY AS OF APRIL 13, 2007

  1-BEDROOM UNITS/OCCUPANCY                    2-BEDROOM UNITS/OCCUPANCY
--------------------------------------------------------------------------------
        232 units/97.4%                           404 units/97.7%
--------------------------------------------------------------------------------

The following tables present certain information regarding the Haverly Park
Apartments Property.

---------------------------------------------------------------------------------------------------------------------------------
                                                   MULTIFAMILY INFORMATION(1)

                                       WEIGHTED
                                    AVERAGE UNIT      NET           % OF         WEIGHTED AVERAGE        WEIGHTED AVERAGE MONTHLY
    UNIT MIX         NO. OF UNITS    SQUARE FEET   RENTABLE SF   TOTAL UNITS   MONTHLY ASKING RENT(1)       MARKET RENT/UNIT(2)
---------------------------------------------------------------------------------------------------------------------------------

1 BR                    232             621         140,323        36.5%              $632                        $653
2 BR                    404             921         363,999        63.5%              $813                        $846
---------------------------------------------------------------------------------------------------------------------------------
Total/Wtd. Avg.         636             812         504,322       100.0%              $747                        $776
---------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from the Haverly Park Apartments Borrower's rent roll dated April 13, 2007.

(2)   Information obtained from appraisal dated April 2, 2007.

THE MARKET(1). The Haverly Park Apartments Property is located at the intersection of Haverwood Lane and Pear Ridge Drive. The Dallas apartment market has a total of 394,465 units, of which 93.1% were occupied as of January
2007.  Occupancy has increased 3.2% since the first quarter of 2005.
Historically, the property has had average occupancies of 94% in 2006, 96% in
2005, and 93% in 2004.

Rental rates in the market have remained steady over the past two years increasing from $0.84/square foot at the beginning of 2005 to $0.85/ square foot at the end of 2006. The Far North Dallas submarket has a total of 28,629 units, of which 94.1% were occupied as of January 2007. Occupancy has increased
1.5% since the first quarter of 2005. Rental rates in the submarket have increased slightly over the past two years from $0.86/ square foot at the beginning of 2005 to $0.88/SF at the end of 2006.

The population within a one and three mile radius of the subject property is
23,020 and 126,074, respectively; while the average household income is $83,390 and $97,391, respectively.  There has been rapid population growth since 2000 in both the one-mile (17.56%) and three-mile (10.69%) radius.

THE BORROWER. The borrower consists of 29 tenant-in-common borrowers (the
"Haverly Park Apartments Borrower"), each of which is a single purpose Delaware limited liability company. The Haverly Park Apartments Borrower is indirectly wholly-owned by Eliason, Inc., which, together with its affiliates, operate real estate projects in the Midwestern and Southeastern U.S.  David J. Eliason
and Brian E. Eliason are the non-recourse carve-out guarantors. In addition, with respect to the non-recourse carve-outs that relate to an individual borrower, each tenant-in-common borrower has an individual guarantor.

____________________

(1)   Certain information in this section was obtained from third party appraisals. The appraisals rely on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       74

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

David J. Eliason is the President and Co-Founder of Eliason, Inc. His
responsibilities include overseeing the acquisition of new properties and securing financing from multiple sources. In the past three years, David
Eliason has structured in excess of $150 million in real estate transactions and the corresponding debt financing for such transactions.

Brian E. Eliason is Chief Executive Officer and Co-Founder of Eliason, Inc. Mr.
Eliason is responsible for analyzing and structuring transactions. During Mr.
Eliason's tenure as CEO, Eliason, Inc. and its affiliates have acquired more than 750 multi-family units and 280,000 square feet of retail space.

PROPERTY MANAGEMENT. The property manager for the Haverly Park Apartments
Property is Lincoln Property Company. According to the Lincoln Property
Company, it is one of the largest diversified real estate companies in the
United States. According to Lincoln Property Company, it began by developing apartment buildings in the Dallas area and then expanded into commercial and retail projects. It owns, leases and manages approximately 250 residential communities throughout the United States. Its commercial division provides management, development and brokerage services for industrial, office, retail and mixed-use real estate.

LOCKBOX. The Haverly Park Apartments Loan documents require a soft lockbox and springing cash management. During the occurrence of a Cash Management Period, all rents are required to be swept into an account designated by the lender.
Funds in the lender controlled account are required to be allocated towards the payment of taxes and insurance, debt service, capital expenditures, borrower operating expenses, extra-ordinary expenses and, if a Cash Sweep Event then exists, funds will be distributed to the excess cash flow reserve account (as described under "Cash Flow Sweep" below). A "Cash Management Period" means any period commencing upon (a) the occurrence of any event of default; or (b) a
Cash Sweep Event. A "Cash Sweep Event" means, the aggregate debt service coverage ratio is less than 1.05x for any trailing 12 month period. A Cash
Sweep Event will terminate when the aggregate debt service coverage ratio has been at least 1.15x for at least two consecutive calendar quarters. A Cash
Management Period will terminate if (i) with respect to the matter described in clause (a) of the definition of the term Cash Management Period above, such event of default no longer exists, (ii) with respect to the matter described in clause (b) of the definition of the term Cash Management Period above, the Cash
Sweep Event has terminated, or (iii) the lender otherwise elects, in its sole discretion, to terminate the Cash Management Period.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Haverly Park Apartments Loan.

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES

TYPE:                                                INITIAL      MONTHLY
--------------------------------------------------------------------------------
Taxes                                                $234,667     $58,667
Insurance                                            $      0     $ 8,073
Capital Expenditure Reserve                          $      0(1)  $     0(1)
--------------------------------------------------------------------------------

(1)   Beginning on the payment date in July 2010 and on each payment date thereafter, the Haverly Park Apartments Borrower will be required to deposit on a monthly basis into the Capital Expenditure Reserve $10,600 which amount will increase by 2% on each anniversary of the Haverly Park
      Apartments Loan closing date occurring after July 2010. In addition, on the payment date in July 2010 the Haverly Park Apartments Borrower is required to deposit $1,687,500 less any capital expenditure outlays actually made by the Haverly Park Apartments Borrower.

The Haverly Park Apartments Borrower also deposited $1,687,500 with a deposit bank (not a lender controlled account) to be used for the capital plan described under "The Property" above.

CASH FLOW SWEEP. During a Cash Sweep Event (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses, extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the Cash
Sweep Period is terminated.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       75

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets Inc.,
Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       76

                                    ANNEX D

                             FORM OF TRUSTEE REPORT

                                      D-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
135 S. LaSalle Street, Suite 1625                                                                          Record Date:    31-Aug-07
Chicago, IL 60603
USA

                                                          ABN AMRO ACCT:
Administrator:                                                                                            Analyst:
Richard La Vigne 312.992.3773                   REPORTING PACKAGE TABLE OF CONTENTS                       Patrick Gong 714.259.6253
richard.lavigne@abnamro.com                                                                               patrick.gong@abnamro.com

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------   ------------------------------------------------------------  ----------------------------
                                                                                             Page(s)
                                                                                             -------
Issue Id:                      MLCFC078   Statements to Certificateholders                   Page 2     Closing Date: 24-Aug-2007
                                          Cash Reconciliation Summary                        Page 3
Monthly Data File                         Bond Interest Reconciliation                       Page 4
Name:             MLCFC078_200709_3.ZIP   Bond Interest Reconciliation                       Page 5     First Payment Date:
                                          Bond Principal Reconciliation                      Page 6
---------------------------------------   Shortfall Summary Report                           Page 7
                                          Asset-Backed Facts ~ 15 Month Loan                            Rated Final Payment Date:
                                            Status Summary                                   Page 8
                                          Asset-Backed Facts ~ 15 Month Loan
                                            Payoff/Loss Summary                              Page 9     Determination Date:
                                          Mortgage Loan Characteristics                      Page 10
                                          Delinquent Loan Detail                             Page 11    ----------------------------
                                          Loan Level Detail                                  Page 12      Trust Collection Period
                                          Realized Loss Detail                               Page 13    ----------------------------
                                          Collateral Realized Loss                           Page 14
                                          Appraisal Reduction Detail                         Page 15    ----------------------------
                                          Material Breaches Detail                           Page 16
                                          Historical Collateral Prepayment                   Page 17
                                          Specially Serviced (Part I) - Loan Detail          Page 18
                                          Specially Serviced (Part II) - Servicer Comments   Page 19
                                          Summary of Loan Maturity Extensions                Page 20
                                          Rating Information                                 Page 21
                                          Other Realated Information                         Page 22
                                          SWAP Summary                                       Page 23

                                          ------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------------------
                                                     PARTIES TO THE TRANSACTION
      -------------------------------------------------------------------------------------------------------------------------
                          Depositor:   Merrill Lynch Mortagae Investors, Inc.
                    Master Servicer:   KeyCorp Real Estate Capital Markets, Inc./Wells Fargo Bank, National Association
                      Rating Agency:   Fitch, Inc./Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
                   Special Servicer:   Midland Loan Services, Inc.
                        Underwriter:   Banc of America Securities LLC/Bear Stearns & Co. Inc./Countrywide Securities
                                       Corporation/KeyBanc Capital Markets, Inc./Merrill Lynch, Pierce, Fenner &
                                       Smith Incorporated

      -------------------------------------------------------------------------------------------------------------------------

                          ---------------------------------------------------------------------------------
                                 INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
                          ---------------------------------------------------------------------------------
                            LaSalle Web Site                                           www.etrustee.net

                            Servicer Web Site                                           www.ctslink.com

                            LaSalle Factor Line                                            800.246.5761
                          ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE 1 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

------------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL      OPENING   PRINCIPAL    PRINCIPAL       NEGATIVE     CLOSING    INTEREST      INTEREST    PASS-THROUGH
     CLASS   FACE VALUE (1)   BALANCE    PAYMENT    ADJ. OR LOSS   AMORTIZATION   BALANCE   PAYMENT (2)   ADJUSTMENT       RATE

   CUSIP                                                                                                               Next Rate(3)
------------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------------
                                                                 --------------------------------
                                                                   Total P&I Payment
                                                                 --------------------------------

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred
Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

                                                                                                                        PAGE 2 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                     CASH RECONCILIATION SUMMARY

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------  -------------------------------------  --------------------------------------------
               INTEREST SUMMARY                            PRINCIPAL SUMMARY                      SERVICING FEE SUMMARY
-----------------------------------------------  -------------------------------------  --------------------------------------------

Current Scheduled Interest                 0.00  SCHEDULED PRINCIPAL:                   Current Servicing Fees                  0.00
Less Deferred Interest                     0.00  Current Scheduled Principal      0.00  Plus Fees Advanced for PPIS             0.00
Less PPIS Reducing Scheduled Int           0.00  Advanced Scheduled Principal     0.00  Less Reduction for PPIS                 0.00
Plus Gross Advance Interest                0.00  -------------------------------------  Plus Delinquent Servicing Fees          0.00
Less ASER Interest Adv Reduction           0.00  Scheduled Principal              0.00  --------------------------------------------
Less Other Interest Not Advanced           0.00  -------------------------------------  Total Servicing Fees                    0.00
Less Other Adjustment                      0.00  UNSCHEDULED PRINCIPAL:                 --------------------------------------------
-----------------------------------------------  Curtailments                     0.00
Total                                      0.00  Prepayments in Full              0.00  --------------------------------------------
-----------------------------------------------  Liquidation Proceeds             0.00  CUMULATIVE PREPAYMENT CONSIDERATION RECEIVED
UNSCHEDULED INTEREST:                            Repurchase Proceeds              0.00  --------------------------------------------
-----------------------------------------------  Other Principal Proceeds         0.00  Prepayment Premiums                     0.00
Prepayment Penalties                       0.00  -------------------------------------  Yield Maintenance                       0.00
Yield Maintenance Penalties                0.00  Total Unscheduled Principal      0.00  Other Interest                          0.00
Other Interest Proceeds                    0.00  -------------------------------------  --------------------------------------------
-----------------------------------------------  Remittance Principal             0.00
Total                                      0.00  -------------------------------------
-----------------------------------------------
                                                 -------------------------------------
-----------------------------------------------  Remittance P&I Due Trust         0.00
Less Fee Paid To Servicer                  0.00  -------------------------------------  --------------------------------------------
Less Fee Strips Paid by Servicer           0.00
-----------------------------------------------  -------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER         Remittance P&I Due Certs         0.00
-----------------------------------------------  -------------------------------------  --------------------------------------------
Special Servicing Fees                     0.00
Workout Fees                               0.00  -------------------------------------  --------------------------------------------
Liquidation Fees                           0.00           POOL BALANCE SUMMARY                          PPIS SUMMARY
Interest Due Serv on Advances              0.00  -------------------------------------  --------------------------------------------
Non Recoverable Advances                   0.00                        Balance   Count
Misc. Fees & Expenses                      0.00  -------------------------------------  Gross PPIS                              0.00
-----------------------------------------------  Beginning Pool           0.00       0  Reduced by PPIE                         0.00
                                                 Scheduled Principal      0.00       0  Reduced by Shortfalls in Fees           0.00
-----------------------------------------------  Unscheduled Principal    0.00       0  Reduced by Other Amounts                0.00
Total Unscheduled Fees & Expenses          0.00  Principal                0.00       0  --------------------------------------------
-----------------------------------------------  Deferred Interest        0.00          PPIS Reducing Scheduled Interest        0.00
                                                 Liquidations             0.00       0  --------------------------------------------
-----------------------------------------------  Repurchases              0.00       0  PPIS Reducing Servicing Fee             0.00
Total Interest Due Trust                   0.00  -------------------------------------  --------------------------------------------
-----------------------------------------------  Ending Pool              0.00       0  PPIS Due Certificate                    0.00
                                                 -------------------------------------  --------------------------------------------
-----------------------------------------------
LESS FEES & EXPENSES PAID BY/TO TRUST            -------------------------------------  --------------------------------------------
-----------------------------------------------    NON-P&I SERVICING ADVANCE SUMMARY     ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
Trustee Fee                                0.00  -------------------------------------  --------------------------------------------
Fee Strips                                 0.00                               Amount                          Principal     Interest
Misc. Fees                                 0.00  -------------------------------------  --------------------------------------------
Interest Reserve Withholding               0.00  Prior Outstanding                0.00  Prior Outstanding          0.00         0.00
Plus Interest Reserve Deposit              0.00  Plus Current Period              0.00  Plus Current Period        0.00         0.00
-----------------------------------------------  Less Recovered                   0.00  Less Recovered             0.00         0.00
Total                                      0.00  Less Non Recovered               0.00  Less Non Recovered         0.00         0.00
-----------------------------------------------  Ending Outstanding               0.00  Ending Outstanding         0.00         0.00
                                                 -------------------------------------  --------------------------------------------
-----------------------------------------------
Total Interest Due Certs                   0.00
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE 3 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                 BOND INTEREST RECONCILIATION DETAIL

--------------------------------------------------------------------------------------------------------------------------
                                                                                                     Current    Remaining
         Accrual               Pass-     Accrued      Total      Total     Distributable  Interest   Period    Outstanding
       ------------  Opening  Through  Certificate  Interest    Interest    Certificate   Payment   Shortfall   Interest
Class  Method  Days  Balance   Rate     Interest    Additions  Deductions    Interest      Amount   Recovery    Shorfalls
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------

---------------------------
              Credit
             Support
       --------------------
Class  Original  Current(1)
---------------------------

---------------------------

(1) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and
    (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

                                                                                                                        PAGE 4 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                 BOND INTEREST RECONCILIATION DETAIL

--------------------------------------------------------------------------------------
                                                    Additions
                           -----------------------------------------------------------
                             Prior    Interest
        Prior    Current   Interest    Accrual                               Other
       Interest  Interest  Shortfall  on Prior   Prepayment     Yield       Interest
Class  Due Date  Due Date     Due     Shortfall   Premiums   Maintenance  Proceeds (1)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                           -----------------------------------------------------------

-------------------------------------------------------------------
                   Deductions
       -----------------------------------
                  Deferred &                Distributable  Interest
       Allocable  Accretion     Interest     Certificate   Payment
Class    PPIS      Interest   Loss Expense    Interest      Amount
-------------------------------------------------------------------

-------------------------------------------------------------------

       ------------------------------------------------------------

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the
    Bondholder's Distributable Interest.

                                                                                                                        PAGE 5 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                          ABN AMRO ACCT:

                                                   BOND PRINCIPAL RECONCILIATION

--------------------------------------------------------------------------------------------------
                                                                            Accreted Principal
                                                                         -------------------------
        Beginning     Basic        Extra     Int Shortfall     Pool         Extra       Pledged
          class     Principle    Principle     Res Fund        Loss       Principle   Certificate
Class    Balance   Payment Amt  Payment Amt     Release     Allocations  Payment Amt  Def Interest
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                            0.00
                           -----------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                          Interest
          Prior     Cumulative  Ending   Accured on    Rated        Credit Support
          Losses       Pool      Class   Pool Losses   Final     --------------------
Class   Reimbursed     Loss     Balance   Cls A - M   Maturity   Original  Current(4)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------

(1)  Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the
     Overcollateralization Amount.

                                                                                                                        PAGE 6 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                    INTEREST ADJUSTMENTS SUMMARY

------------------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------   ---------------------------------------------------------------
 SHORTFALL ALLOCATED TO THE BONDS:                                 EXCESS ALLOCATED TO THE BONDS:
 ------------------------------------------------------            ------------------------------------------------------

 Net Prepayment Int. Shortfalls Allocated to the Bonds      0.00   Other Interest Proceeds Due the Bonds                      0.00

 Special Servicing Fees                                     0.00   Prepayment Interest Excess Due the Bonds                   0.00

 Workout Fees                                               0.00   Interest Income                                            0.00

 Liquidation Fees                                           0.00   Yield Maintenance Penalties Due the Bonds                  0.00

 Legal Fees                                                 0.00   Prepayment Penalties Due the Bonds                         0.00

 Misc. Fees & Expenses Paid by/to Servicer                  0.00   Recovered ASER Interest Due the Bonds                      0.00

 Interest Paid to Servicer on Outstanding Advances          0.00   Recovered Interest Due the Bonds                           0.00

 ASER Interest Advance Reduction                            0.00   ARD Excess Interest                                        0.00
                                                                                                                          --------
 Interest Not Advanced (Current Period)                     0.00   Total Excess Allocated to the Bonds                        0.00
                                                                                                                          ========
 Recoup of Prior Advances by Servicer                       0.00

 Servicing Fees Paid Servicer on Loans Not Advanced         0.00

 Misc. Fees & Expenses Paid by Trust                        0.00

 Shortfall Due to Rate Modification                         0.00

 Other Interest Loss                                        0.00
                                                        --------
 Total Shortfall Allocated to the Bonds                     0.00
                                                        ========
 ---------------------------------------------------------------   ---------------------------------------------------------------

                                        AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS
                                --------------------------------------------------------------------

                                Total Excess Allocated to the Bonds                             0.00

                                Less Total Shortfall Allocated to the Bonds                     0.00
                                                                                           ---------
                                Total Interest Adjustment to the Bonds                          0.00
                                                                                           =========

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE 7 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                    ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

------------    ------------------------------------------------------------------------------------------
                                               Delinquency Aging Categories
                ------------------------------------------------------------------------------------------
Distribution    Delinq 1 Month    Delinq 2 Months    Delinq 3+ Months     Foreclosure            REO
   Date         #      Balance    #       Balance    #        Balance    #      Balance    #       Balance
------------    ------------------------------------------------------------------------------------------

------------    ------------------------------------------------------------------------------------------

------------    -----------------------------------------------------------
                               Special Event Categories (1)
                -----------------------------------------------------------
Distribution      Modifications      Specially Serviced       Bankruptcy
   Date         #         Balance    #           Balance    #       Balance
------------    -----------------------------------------------------------

------------    -----------------------------------------------------------

      (1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

                                                                                                                        PAGE 8 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                    ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

------------   -----------------------------------------------------------------------------------------------------------------
Distribution   Ending Pool (1)     Payoffs (2)      Penalties     Appraisal Reduct. (2)   Liquidations (2)   Realized Losses (2)
   Date        #       Balance   #      Balance   #      Amount     #         Balance      #       Balance    #        Amount
------------   -----------------------------------------------------------------------------------------------------------------

------------   -----------------------------------------------------------------------------------------------------------------

------------   -----------------------------------
Distribution   Remaining Term   Curr Weighted Avg.
   Date         Life             Coupon     Remit
------------   -----------------------------------

------------   -----------------------------------

                                                                                                                        PAGE 9 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                    MORTGAGE LOAN CHARACTERISTICS

               DISTRIBUTION OF PRINCIPAL BALANCES                               DISTRIBUTION OF MORTGAGE INTEREST RATES

----------------------------------------------------------------    ----------------------------------------------------------------
                                                                       Current
   Current                                   Weighted Average         Mortgage                                  Weighted Average
  Scheduled   # of   Scheduled   % of     ----------------------      Interest   # of   Scheduled   % of     -----------------------
   Balance    Loans   Balance   Balance   Term  Coupon  PFY DSCR        Rate     Loans   Balance   Balance   Term   Coupon  PFY DSCR
----------------------------------------------------------------    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
                                                                                     0          0     0.00%
                                                                    ----------------------------------------------------------------

                                                                    Minimum Mortgage Interest Rate

                                                                    Maximum Mortgage Interest Rate

                                                                                DISTRIBUTION OF REMAINING TERM (BALLOON)

                                                                    ----------------------------------------------------------------
                                                                      Balloon                                   Weighted Average
----------------------------------------------------------------     Mortgage    # of   Scheduled   % of     -----------------------
                  0          0     0.00%                               Loans     Loans   Balance   Balance   Term   Coupon  PFY DSCR
----------------------------------------------------------------    ----------------------------------------------------------------

Average Schedule Balance     0

Maximum Schedule Balance

Minimum Schedule Balance

       DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)

----------------------------------------------------------------
   Fully
Amortizing                                   Weighted Average
 Mortgage     # of   Scheduled   % of     ----------------------
   Loans      Loans   Balance   Balance   Term  Coupon  PFY DSCR
----------------------------------------------------------------

----------------------------------------------------------------    ----------------------------------------------------------------
                  0          0     0.00%                                             0          0     0.00%
----------------------------------------------------------------    ----------------------------------------------------------------

                                                                                                                       PAGE 10 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                       DELINQUENT LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------
              Paid                   Outstanding    Out. Property                     Special
Disclosure    Thru    Current P&I        P&I         Protection      Loan Status     Servicer       Foreclosure    Bankruptcy   REO
Control #     Date      Advance      Advances**       Advances        Code (1)     Transfer Date       Date           Date      Date
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(1): LEGEND:  A. IN GRACE PERIOD       1. DELINQ. 1 MONTH   3. DELINQUENT 3 + MONTHS       5. NON PERFORMING MATURED BALLOON  9. REO

              B. LATE PAYMENT BUT      2. DELINQ. 2 MONTHS  4. PERFORMING MATURED BALLOON  7. FORECLOSURE
                 < 1 MONTH DELINQ.
------------------------------------------------------------------------------------------------------------------------------------

** Outstanding P&I Advances include the current period P&I Advances and may include Servicer Advances.

                                                                                                                       PAGE 11 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                          LOAN LEVEL DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                                                 Operating             Ending                                                 Loan
Disclosure          Property   Maturity   PFY    Statement    Geo.    Principal  Note  Scheduled   Prepayment  Prepayment    Status
Control #    Group    Type       Date     DSCR     Date     Location   Balance   Rate     P&I        Amount       Date      Code (1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.

------------------------------------------------------------------------------------------------------------------------------------
(1) Legend:   A. In Grace Period          1. Delinquent 1 month      3. Delinquent 3+ months      5. Non Performing        9. REO
                                                                                                     Matured Ballon
              B. Late Payment but         2. Delinquent 2 months     4. Performing Matured        7. Foreclosure
                 < 1 month delinq                                       Balloon
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE 12 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                        REALIZED LOSS DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                                          Beginning            Gross Proceeds    Aggregate       Net        Net Proceeds
        Disclosure  Appraisal  Appraisal  Scheduled   Gross      as a % of      Liquidation  Liquidation     as a % of      Realized
Period  Control #     Date       Value     Balance   Proceeds  Sched. Balance    Expenses *    Proceeds     Sched. Balance    Loss
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CURRENT TOTAL

CUMULATIVE
------------------------------------------------------------------------------------------------------------------------------------

    * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

                                                                                                                       PAGE 13 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                            BOND/COLLATERAL REALIZED LOSS RECONCILIATION

                                                                                                                       Interest
                              Beginning                                                                              (Shortages)/
                           Balance of the         Aggregate       Prior Realized        Amounts Covered by         Excesses applied
Prospectus                     Loan at          Realized Loss     Loss Applied to      Overcollateralization          to Realized
    ID        Period         Liquidation          on Loans         Certificates          and other Credit               Losses

                                                                        A                       B                          C
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE

                                              Additional                                                            (Recoveries)/
                   Modification              (Recoveries)/        Current Realized Loss      Recoveries of          Realized Loss
Prospectus     Adjustments/Appraisal      Expenses applied to          Applied to           Realized Losses          Applied to
    ID         Reduction Adjustment         Realized Losses           Certificates*          paid as Cash       Certificate Interest

                        D                          E
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE

*In the Initial Period the Current Realized Loss Applied to Certificates will equal Aggregate Realized Loss on Loans - B - C - D + E instead of A - C - D + E

Description of Fields
---------------------

          A                    Prior Realized Loss Applied to Certificates

          B                    Reduction to Realized Loss applied to bonds (could represent OC, insurance policies, reserve accounts, etc)

          C                    Amounts classified by the Master as interest adjustments from general collections on a loan with a
                               Realized Loss

          D                    Adjustments that are based on principal haircut or future interest foregone due to modification

          E                    Realized Loss Adjustments, Supplemental Recoveries or Expenses on a previously liquidated loan

                                                                                                                       PAGE 14 of 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                     APPRAISAL REDUCTION DETAIL

---------------------------  -----------------------------------------------------------------------------
Disclosure        Appraisal        Scheduled          AR          Current P&I
 Control#         Red. Date         Balance         Amount          Advance                 ASER
---------------------------  -----------------------------------------------------------------------------

                 ----------  -----------------------------------------------------------------------------

---------------------------  -----------------------------------------------------------------------------

-----------------------------------------  ------------------------------  --------  ---------------------
                        Remaining Term                                                     Appraisal
Note    Maturity    ---------------------      Property        Geographic            ---------------------
Rate      Date       Life                        Type           Location     DSCR      Value         Date
-----------------------------------------  ------------------------------  --------  ---------------------

-----------------------------------------  ------------------------------  --------  ---------------------

                                                                                                                       PAGE 15 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                        MATERIAL BREACHES AND MATERIAL DOCUMENT DEFECT DETAIL

---------------------------------   ------------------------------------------------------------------------------------------------
              Ending     Material
Disclosure   Principal    Breach                              Material Breach and Material Document Defect
 Control #    Balance      Date                                               Description
---------------------------------   ------------------------------------------------------------------------------------------------

---------------------------------   ------------------------------------------------------------------------------------------------

                       Material breaches of pool asset representation or warranties or transaction covenants.          PAGE 16 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                            HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

----------------------   ----------------------------------------------------   ---------------------   ----------------------------
Disclosure    Payoff     Initial                             Payoff   Penalty   Prepayment   Maturity      Property       Geographic
 Control #    Period     Balance            Type             Amount   Amount       Date        Date          Type          Location
----------------------   ----------------------------------------------------   ---------------------   ----------------------------

----------------------   ----------------------------------------------------   ---------------------   ----------------------------

                                                        ---------------------
                                     CURRENT

                                     CUMULATIVE
                                                        ---------------------

                                                                                                                       PAGE 17 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                      SPECIALLY SERVICED (PART I) ~ LOAN DETAIL (END OF PERIOD)

----------------------   -------   -----------------------   -------------------------------------   -------------------------------
                          Loan             Balance                                    Remaining
Disclosure   Servicing   Status    -----------------------    Note     Maturity    ---------------         Property           Geo.
Control #    Xfer Date   Code(1)    Schedule      Actual      Rate       Date      Life                      Type           Location
----------------------   -------   -----------------------   -------------------------------------   -------------------------------

             ---------             -----------------------

----------------------   -------   -----------------------   -------------------------------------   -------------------------------

-----------------------------------
                             NOI
   NOI         DSCR         Date
-----------------------------------

-----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(1) Legend:     A. P&I Adv - in Grace     1. P&I Adv - delinquent     3. P&I Adv - delinquent   5. Non Performing Mat.   9. REO
                             Period                    1 month                     3+ months       Balloon

                B. P&I Adv - < one        2. P&I Adv - delinquent     4. Mat. Balloon/Assumed   7. Foreclosure
                             month                     2 months                     P&I
                             delinq
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE 18 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                            SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS (END OF PERIOD)

-----------------------------------------------------   ----------------------------------------------------------------------------
    Disclosure                  Resolution
    Control #                    Strategy                                                 Comments
-----------------------------------------------------   ----------------------------------------------------------------------------

-----------------------------------------------------   ----------------------------------------------------------------------------

                                                                                                                       PAGE 19 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                     MATURITY EXTENSION SUMMARY

------------------------------------------------------------------------------------------------------------------------------------

              LOANS WHICH HAVE HAD THEIR MATURITY DATES EXTENDED
                 Number of Loans:                                                                        0
                 Stated Principal Balance outstanding:                                                0.00
                 Weighted Average Extension Period:                                                      0

              LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES EXTENDED
                 Number of Loans:                                                                        0
                 Stated Principal Balance outstanding:                                                0.00
                 Weighted Average Extension Period:                                                      0

              LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES FURTHER EXTENDED
                 Number of Loans:                                                                        0
                 Cutoff Principal Balance:                                                            0.00
                 Weighted Average Extension Period:                                                      0

              LOANS PAID-OFF THAT DID EXPERIENCE MATURITY DATE EXTENSIONS
                 Number of Loans:                                                                        0
                 Cutoff Principal Balance:                                                            0.00
                 Weighted Average Extension Period:                                                      0

              LOANS PAID-OFF THAT DID NOT EXPERIENCE MATURITY DATE EXTENSIONS
                 Number of Loans:                                                                        0
                 Cutoff Principal Balance:                                                            0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE 20 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                         RATING INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

    --------------------       ------------------------------------------       ------------------------------------------------
                                            ORIGINAL RATINGS                              RATING CHANGE/CHANGE DATE(1)

       CLASS     CUSIP           FITCH         MOODY'S              S&P          FITCH                MOODY'S               S&P
    --------------------       ------------------------------------------       ------------------------------------------------

    --------------------       ------------------------------------------       ------------------------------------------------

NR - Designates that the class was not rated by the rating agency.

(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE 21 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                               LEGEND

------------------------------------------------------------------------------------------------------------------------------------

Until this statement/report is filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Securities
Exchange Act of 1934, as amended, the recipient hereof shall be deemed to keep the information contained herein confidential and such information will not, without the prior consent of the Master Servicer or the Trustee, be disclosed by such recipient or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, in whole or in part.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE 22 OF 23

[LOGO] LASALLE BANK                           ML-CFC COMMERICAL MORTGAGE TRUST 2007-8                      Statement Date: 14-Sep-07
       ABN AMRO                            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   14-Sep-07
                                                           SERIES 2007-8                                   Prior Payment:        N/A
                                                                                                           Next Payment:   12-Oct-07
                                                                                                           Record Date:    31-Aug-07

                                                           ABN AMRO ACCT:

                                                      OTHER RELATED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

                                                            SWAP PAYMENTS

                                          Accrual Days            Notional                 Rate                Amount
          -------------------------------------------------------------------------------------------------------------------

                 Fixed Payer:

                 Float Payer:

                                                             SWAP CONTRACT
          -------------------------------------------------------------------------------------------------------------------
                                                              Yield Maintenance                                 Special
                Amount                     Amount            Prepayment Premiums            Shortfall           Payment
               Received                     Paid                    Paid                     Amount              Amount
          -------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE 23 OF 23

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX E

                  CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

                                                 PRINCIPAL
                       DISTRIBUTION             BALANCE ($)
                       ------------            --------------
                          09/2007              $72,678,000.00
                          10/2007              $72,678,000.00
                          11/2007              $72,678,000.00
                          12/2007              $72,678,000.00
                          01/2008              $72,678,000.00
                          02/2008              $72,678,000.00
                          03/2008              $72,678,000.00
                          04/2008              $72,678,000.00
                          05/2008              $72,678,000.00
                          06/2008              $72,678,000.00
                          07/2008              $72,678,000.00
                          08/2008              $72,678,000.00
                          09/2008              $72,678,000.00
                          10/2008              $72,678,000.00
                          11/2008              $72,678,000.00
                          12/2008              $72,678,000.00
                          01/2009              $72,678,000.00
                          02/2009              $72,678,000.00
                          03/2009              $72,678,000.00
                          04/2009              $72,678,000.00
                          05/2009              $72,678,000.00
                          06/2009              $72,678,000.00
                          07/2009              $72,678,000.00
                          08/2009              $72,678,000.00
                          09/2009              $72,678,000.00
                          10/2009              $72,678,000.00
                          11/2009              $72,678,000.00
                          12/2009              $72,678,000.00
                          01/2010              $72,678,000.00
                          02/2010              $72,678,000.00
                          03/2010              $72,678,000.00
                          04/2010              $72,678,000.00
                          05/2010              $72,678,000.00
                          06/2010              $72,678,000.00
                          07/2010              $72,678,000.00
                          08/2010              $72,678,000.00
                          09/2010              $72,678,000.00
                          10/2010              $72,678,000.00
                          11/2010              $72,678,000.00
                          12/2010              $72,678,000.00
                          01/2011              $72,678,000.00
                          02/2011              $72,678,000.00
                          03/2011              $72,678,000.00
                          04/2011              $72,678,000.00
                          05/2011              $72,678,000.00
                          06/2011              $72,678,000.00
                          07/2011              $72,678,000.00
                          08/2011              $72,678,000.00
                          09/2011              $72,678,000.00
                          10/2011              $72,678,000.00
                          11/2011              $72,678,000.00
                          12/2011              $72,678,000.00
                          01/2012              $72,678,000.00
                          02/2012              $72,678,000.00
                          03/2012              $72,678,000.00
                          04/2012              $72,678,000.00
                          05/2012              $72,678,000.00
                          06/2012              $72,677,502.71
                          07/2012              $71,755,832.67
                          08/2012              $70,782,662.08
                          09/2012              $69,727,632.09
                          10/2012              $68,501,729.46
                          11/2012              $67,434,847.45
                          12/2012              $66,197,415.36
                          01/2013              $65,118,559.51
                          02/2013              $64,034,098.01
                          03/2013              $62,450,691.29
                          04/2013              $61,352,364.29
                          05/2013              $60,084,342.99
                          06/2013              $58,973,718.89
                          07/2013              $57,693,735.16
                          08/2013              $56,570,687.54
                          09/2013              $55,441,803.99
                          10/2013              $54,144,057.75
                          11/2013              $53,002,562.98
                          12/2013              $51,692,548.73
                          01/2014              $50,538,313.09
                          02/2014              $49,378,078.99
                          03/2014              $47,725,875.85
                          04/2014              $46,551,022.86
                          05/2014              $45,208,558.22
                          06/2014              $44,020,639.45
                          07/2014              $42,665,447.02
                          08/2014              $41,464,331.61
                          09/2014              $40,256,933.39
                          10/2014              $38,882,809.21
                          11/2014              $37,661,992.50
                          12/2014              $36,274,815.01
                          01/2015              $35,040,441.84
                          02/2015              $33,799,652.54
                          03/2015              $32,074,310.63
                          04/2015              $30,818,101.37
                          05/2015              $29,396,494.48
                          06/2015              $28,126,364.80
                          07/2015              $26,691,216.32
                          08/2015              $25,407,023.07
                          09/2015              $24,116,153.99
                          10/2015              $22,660,830.50
                          11/2015              $21,355,684.57
                          12/2015              $19,886,472.75
                          01/2016              $18,566,903.14
                          02/2016              $17,240,473.28
                          03/2016              $15,593,966.05
                          04/2016              $14,252,079.03
                          05/2016              $12,747,129.45
                          06/2016              $11,411,470.10
                          07/2016              $ 9,914,400.18
                          08/2016              $ 8,564,002.23
                          09/2016              $ 7,206,578.09
                          10/2016              $ 5,688,335.58
                          11/2016              $ 4,315,948.82
                          12/2016              $ 2,783,150.80
                          01/2017              $ 1,395,647.40
                          02/2017              $       924.21
                          03/2017 and
                          thereafter           $            0

                                       E-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in limited circumstances, the globally offered ML-CFC Commercial
Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series
2007-8, class A-1, class A-2, class A-SB, class A-3, class A-1A, class AM, class
AJ, class B, class C, class D, class E and class F, will be available only in book-entry form.

      The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

      Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

      As described under "U.S. Federal Income Tax Documentation Requirements"
below, non-U.S. holders of book-entry certificates will be subject to U.S.
withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

      All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

      Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

      Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

                                       F-1

      Trading between DTC Seller and Clearstream or Euroclear Purchaser. When
book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or
Euroclear, as the case may be. The securities credit will appear the next day,
European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

      Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

      As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts.
However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or
Euroclear.

      Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

      Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to
time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of
Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of
Clearstream or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or
Euroclear would be valued instead as of the actual settlement date.

                                       F-2

      Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      o     borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or
            Euroclear accounts, in accordance with the clearing system's customary procedures;

      o     borrowing the book-entry certificates in the United States from a
            DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

      o     staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A non-U.S.
holder may be subject to withholding unless each U.S. withholding agent receives:

      1.    from a non-U.S. holder that is classified as a corporation for U.S.
            federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS
            Form W-8BEN (or any successor form);

      2.    from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3.    from a non-U.S. holder that is classified as a partnership for U.S.
            federal income tax purposes, a duly completed and executed IRS Form
            W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4.    from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

            (a)   if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury
                  Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute
                  form):

                  (i)   stating the name, permanent residence address and
                        qualified intermediary employer identification number of
                        the qualified intermediary and the country under the
                        laws of which the qualified intermediary is created,
                        incorporated or governed;

                  (ii)  certifying that the qualified intermediary has provided, or will provide, a withholding statement as required
                        under section 1.1441-1(e)(5)(v) of the U.S. Treasury
                        Regulations;

                                       F-3

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary
                        is not acting for its own account but is acting as a
                        qualified intermediary; and

                  (iv)  providing any other information, certifications, or
                        statements that may be required by the IRS Form W-8IMY
                        or accompanying instructions in addition to, or in lieu
                        of, the information and certifications described in
                        section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                        U.S. Treasury Regulations; or

            (b)   if the intermediary is not a qualified intermediary (a
                  "nonqualified intermediary"), a duly completed and executed
                  IRS Form W-8IMY (or any successor or substitute form):

                  (i)   stating the name and permanent residence address of the
                        nonqualified intermediary and the country under the laws
                        of which the nonqualified intermediary is created,
                        incorporated or governed;

                  (ii)  certifying that the nonqualified intermediary is not acting for its own account;

                  (iii) certifying that the nonqualified intermediary has
                        provided, or will provide, a withholding statement that
                        is associated with the appropriate IRS Forms W-8 and W-9
                        required to substantiate exemptions from withholding on
                        behalf of such nonqualified intermediary's beneficial
                        owners; and

                  (iv)  providing any other information, certifications or
                        statements that may be required by the IRS Form W-8IMY
                        or accompanying instructions in addition to, or in lieu
                        of, the information, certifications, and statements
                        described in section 1.1441-1(e)(3)(iii) or (iv) of the
                        U.S. Treasury Regulations; or

      5.    from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or
            W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

      o     provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a
            non-U.S. holder;

      o     provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

      o     can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a
            corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are
non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                       F-4

PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

      We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We intend to offer from time to time mortgage pass-through certificates, issuable in series. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF DISTRIBUTION."

--------------------------------------------------------------------------------

                            THE OFFERED CERTIFICATES:

The offered certificates will be issuable in series. The issuing entity for each series of offered certificates will be a statutory or common law trust created at our direction. Each series of offered certificates will--

o    have its own series designation, and

o    consist of one or more classes with various payment characteristics.

The offered certificates will represent interests only in the issuing entity.
The offered certificates will not represent interests in or obligations of the depositor, any of the sponsors or any of our or their respective affiliates.

                          ASSETS OF THE ISSUING ENTITY:

The assets of each issuing entity will include--

o    mortgage loans secured by first and/or junior liens on, or security interests in, various interests in commercial and multifamily real properties,

o    mortgage-backed securities that directly or indirectly evidence interests in, or are directly or indirectly secured by, those types of mortgage loans, or

o    some combination of those types of mortgage loans and mortgage-backed securities.

The assets of the issuing entity may also include cash, permitted investments, letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements.

--------------------------------------------------------------------------------

      In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the assets of the related issuing entity, which may consist of any of the assets described under "THE TRUST FUND.". In that document, we will also state the price to the public for the subject offered certificates or explain the method for determining that price, identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters' compensation. We will identify in each prospectus supplement the sponsor or sponsors for the subject securitization transaction.

      Structural credit enhancement will be provided for the respective classes of offered certificates through overcollateralization, the subordination of more junior classes of offered and/or non-offered certificates, the use of a letter of credit, a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds or any combination of the foregoing. Payments on a class of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually or at any other specified interval, commencing on the distribution date specified in the related prospectus supplement.

--------------------------------------------------------------------------------
      YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 20 IN
THIS PROSPECTUS PRIOR TO INVESTING.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                  The date of this prospectus is May 10, 2007.

                                                     TABLE OF CONTENTS

         Lack of Liquidity Will Impair Your Ability to Sell Your Offered Certificates and May Have an Adverse
                  Effect on the Market Value of Your Offered Certificates................................................21
         The Market Value of Your Offered Certificates May Be Adversely Affected by Factors Unrelated to the
                  Performance of Your Offered Certificates and the Underlying Mortgage Assets, such as
                  Fluctuations in Interest Rates and the Supply and Demand of CMBS Generally.............................21
         Payments on the Offered Certificates Will Be Made Solely from the Limited Assets of the Related Trust, and Those Assets May Be Insufficient to Make All Required Payments on Those Certificates...............22
         Any Credit Support for Your Offered Certificates May Be Insufficient to Protect You Against All
                  Potential Losses.......................................................................................22
         The Investment Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and Losses
                  on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
                  Unpredictable..........................................................................................23
         Repayment of a Commercial or Multifamily Mortgage Loan Depends on the Performance and Value of the
                  Underlying Real Property, Which May Decline Over Time, and the Related Borrower's Ability to
                  Refinance the Property, of Which There Is No Assurance.................................................26
         Various Types of Income-Producing Properties May Secure Mortgage Loans Underlying a Series of Offered
                  Certificates and Each Type of Income-Producing Property May Present Special Risks as Collateral
                  for a Loan.............................................................................................32
         Any Analysis of the Value or Income Producing Ability of a Commercial or Multifamily Property Is Highly

         Adjustable Rate Mortgage Loans May Entail Greater Risks of Default to Lenders Than Fixed Rate Mortgage
                  Loans..................................................................................................56
         Additional Secured Debt Increases the Likelihood That a Borrower Will Default on a Mortgage Loan
                  Underlying Your Offered Certificates...................................................................56
         With Respect to Certain Mortgage Loans Included in Our Trusts, the Mortgaged Property or Properties that
                  Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related Mortgage
                  Loans That Are Not in the Trust; The Interests of the Holders of Those Non-Trust Mortgage Loans
                  May Conflict with Your Interests.......................................................................57
         The Borrower's Form of Entity May Cause Special Risks and/or Hinder Recovery....................................57
         Borrower Bankruptcy Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your Offered
                  Certificates...........................................................................................59
         Redevelopment and Renovation at the Mortgaged Properties May Have Uncertain and Adverse Results.................59
         Environmental Liabilities Will Adversely Affect the Value and Operation of the Contaminated Property and
                  May Deter a Lender From Foreclosing....................................................................60
         Some Provisions in the Mortgage Loans Underlying Your Offered Certificates May Be Challenged As Being
                  Unenforceable..........................................................................................61
         Certain Aspects of Subordination Agreements, Including Co-Lender Agreements Executed in Connection with
                  Mortgage Loans Underlying Your Offered Certificates That Are Part of a Split Loan Structure,
                  May be Unenforceable...................................................................................63

                                        2

         World Events and Natural Disasters Could Have an Adverse Impact on the Real Properties Securing the
                  Mortgage Loans Underlying Your Offered Certificates and Consequently Could Reduce the Cash Flow
                  Available to Make Payments on the Offered Certificates.................................................63
         Jurisdictions With One Action or Security First Rules and/or Anti-Deficiency Legislation May Limit the
                  Ability of the Special Servicer to Foreclose on a Real Property or to Realize on Obligations
                  Secured by a Real Property.............................................................................63
         Lack of Insurance Coverage Exposes a Trust to Risk For Particular Special Hazard Losses.........................64
         Lending on Condominium Units Creates Risks for Lenders That Are Not Present When Lending on
                  Non-Condominiums.......................................................................................65
         Lending on Ground Leases Creates Risks for Lenders That Are Not Present When Lending on an Actual
                  Ownership Interest in a Real Property..................................................................66
         Changes in Zoning Laws May Adversely Affect the Use or Value of a Real Property.................................66
         Compliance with the Americans with Disabilities Act of 1990 May Be Expensive....................................66
         Litigation and Other Legal Proceedings May Adversely Affect a Borrower's Ability to Repay Its Mortgage

         Additional Compensation to the Master Servicer and the Special Servicer and Interest on Advances Will

         The Risk of Terrorism In the United States and Military Action May Adversely Affect the Value of the

         General  89

                                        3

                                        4

                                        5

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

      When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                              AVAILABLE INFORMATION

      We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. The Securities Act registration statement number for that registration statement is 333-[_____]. This prospectus is part of that registration statement, but the registration statement contains additional information. Any materials, including our registration statement and the exhibits to it, that we file with the Securities and Exchange Commission may be read and copied at prescribed rates at the SEC's Public Reference Room at 100
F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

                                        6

                              SUMMARY OF PROSPECTUS

      This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

THE DEPOSITOR......................................  We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of offered certificates. We are a special purpose Delaware corporation. Our principal offices are located at 4
                                                     World Financial Center, 10th Floor, 250 Vesey Street, New York, New
                                                     York 10080. Our main telephone number is 212-449-1000. We will acquire the mortgage assets that are to back each series of offered certificates and transfer them to the issuing entity. See "THE
                                                     DEPOSITOR."

THE SPONSOR........................................  Unless we state otherwise in the related prospectus supplement,
                                                     Merrill Lynch Mortgage Lending, Inc., which is our affiliate, will be a sponsor with respect to each securitization transaction involving the issuance of a series of offered certificates. If and to the extent that there are other sponsors with respect to any securitization transaction involving the issuance of a series of offered
                                                     certificates, we will identify each of those sponsors and include relevant information with respect thereto in the related prospectus supplement. With respect to any securitization transaction involving the issuance of a series of offered certificates, a sponsor will be a person or entity that organizes and initiates that securitization transaction by selling or transferring assets, either directly or indirectly, including through an affiliate, to the issuing entity. See
                                                     "THE SPONSOR."

THE ISSUING ENTITIES...............................  The issuing entity with respect to each series of offered certificates will be a statutory or common law trust created at our direction. Each issuing entity will own and hold assets of the type described under
                                                     "THE TRUST FUND" and be the entity in whose name the subject offered certificates are issued.

THE ORIGINATORS....................................  Some or all of the mortgage loans backing a series of offered certificates may be originated by Merrill Lynch Mortgage Lending, Inc.
                                                     or by one of our other affiliates. In addition, there may be other third-party originators of the mortgage loans backing a series of offered certificates. See "THE TRUST FUND--Mortgage
                                                     Loans--Originators." We will identify in the related prospectus supplement for each series of offered certificates any originator or group of affiliated originators --apart from a sponsor and/or its affiliates-- that originated or is expected to originate mortgage loans representing 10% or more of the related mortgage asset pool, by balance.

THE SECURITIES BEING OFFERED.......................  The securities that will be offered by this prospectus and the related prospectus supplements consist of mortgage pass-through certificates.
                                                     These certificates will be issued in series, and each series will, in turn, consist of one or more classes. Each series of offered certificates will evidence interests only in the issuing

                                       -7-

                                                     entity. Each class of offered certificates must, at the time of issuance, be assigned an investment grade rating by at least one nationally recognized statistical rating organization. We will identify in the related prospectus supplement, with respect to each class of offered certificates, each applicable rating agency and the minimum rating to be assigned. Typically, the four highest rating categories, within which there may be sub-categories or gradations to indicate relative standing, signify investment grade. See "RATING."

THE OFFERED CERTIFICATES                             We may not publicly offer all the mortgage pass-through certificates
   MAY BE ISSUED WITH OTHER CERTIFICATES...........  evidencing interests in an issuing entity established by us. We may elect to retain some of those certificates, to place some privately with institutional investors, to place some with investors outside the
                                                     United States or to deliver some to the applicable seller as partial consideration for the mortgage assets that such seller is contributing to the subject securitization transaction. In addition, some of those certificates may not satisfy the rating requirement for offered certificates described under "--The Securities Being Offered" above.

THE GOVERNING DOCUMENTS............................  In general, a pooling and servicing agreement or other similar agreement or collection of agreements will govern, among other things--

                                                     o     the issuance of each series of offered certificates,

                                                     o     the creation of and transfer of assets to the issuing entity,
                                                           and

                                                     o     the servicing and administration of those assets.

                                                     The parties to the governing document(s) for a series of offered certificates will always include us and a trustee. We will be responsible for establishing the issuing entity for each series of offered certificates. In addition, we will transfer or arrange for the transfer of the initial trust assets to each issuing entity. In general, the trustee for a series of offered certificates will be responsible for, among other things, making payments and preparing and disseminating various reports to the holders of those offered certificates.

                                                     If the assets of any issuing entity include mortgage loans, the parties to the applicable governing document(s) will also include--

                                                     o     one or more master servicers that will generally be responsible for performing customary servicing duties with respect to those mortgage loans that are not defaulted, nonperforming or
                                                           otherwise problematic in any material respect, and

                                       -8-

                                                     o     one or more special servicers that will generally be responsible for servicing and administering (a) those mortgage loans that are defaulted, nonperforming or otherwise problematic in any material respect, including performing work-outs and
                                                           foreclosures with respect to those mortgage loans, and (b) real estate assets acquired as part of the related trust with respect to defaulted mortgage loans.

                                                     The same person or entity, or affiliated entities, may act as both master servicer and special servicer for one of our trusts.
                                                     Notwithstanding the reference to the duties of a special servicer above, we will not transfer to an issuing entity any mortgage loan that is more than 90 days delinquent or in foreclosure or any foreclosure property. However, any mortgage loan that we transfer to an issuing entity may subsequently become non-performing or the related mortgaged real property may subsequently become foreclosure property.

                                                     If the assets of any issuing entity include mortgage-backed securities, the parties to the applicable governing document(s) may also include a manager that will be responsible for performing various administrative duties with respect to those mortgage-backed securities. If the related trustee assumes those duties, however, there will be no manager.

                                                     Compensation arrangements for a trustee, master servicer, special servicer or manager for any issuing entity may vary from
                                                     securitization transaction to securitization transaction.

                                                     In the related prospectus supplement, we will identify the trustee and any master servicer, special servicer or manager for each series of offered certificates and will describe their respective duties and compensation in further detail. See "DESCRIPTION OF THE GOVERNING
                                                     DOCUMENTS."

                                                     Any servicer, master servicer or special servicer for any issuing entity may perform any or all of its servicing duties under the applicable governing document(s) through one or more primary servicers or sub-servicers. In the related prospectus supplement, we will identify any such primary servicer or sub-servicer that, at the time of initial issuance of the subject offered certificates, is (a)
                                                     affiliated with us or with the issuing entity or any sponsor for the subject securitization transaction or (b) services 10% or more of the related mortgage asset pool, by balance.

CHARACTERISTICS OF THE MORTGAGE ASSETS.............  The assets of any issuing entity will, in general, include mortgage loans. Each of those mortgage loans will constitute the obligation of one or more persons to repay a debt. The performance of that obligation will be secured by a first or junior lien on, or security interest in, the fee, leasehold or other interest(s) of the related borrower or another person in or with respect to one or more commercial or multifamily real properties. In particular, those properties may include:

                                       -9-

                                                     o     rental or cooperatively-owned buildings with multiple dwelling units;

                                                     o     retail properties related to the sale of consumer goods and other products, or related to providing entertainment,
                                                           recreational or personal services, to the general public;

                                                     o     office buildings;

                                                     o     hospitality properties;

                                                     o     casino properties;

                                                     o     health care-related facilities;

                                                     o     industrial facilities;

                                                     o     warehouse facilities, mini-warehouse facilities and self-storage facilities;

                                                     o     restaurants, taverns and other establishments involved in the food and beverage industry;

                                                     o     manufactured housing communities, mobile home parks and
                                                           recreational vehicle parks;

                                                     o     recreational and resort properties;

                                                     o     arenas and stadiums;

                                                     o     churches and other religious facilities;

                                                     o     parking lots and garages;

                                                     o     mixed use properties;

                                                     o     other income-producing properties; and/or

                                                     o     unimproved land.

                                                     The mortgage loans underlying a series of offered certificates may have a variety of payment terms. For example, any of those mortgage loans--

                                                     o     may provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

                                                     o     may provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's

                                      -10-

                                                           election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

                                                     o     may provide for no accrual of interest;

                                                     o     may provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the mortgage interest rate or to reflect the
                                                           occurrence of specified events;

                                                     o     may be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

                                                     o     may permit the negative amortization or deferral of accrued interest;

                                                     o     may prohibit some or all voluntary prepayments or require
                                                           payment of a premium, fee or charge in connection with those prepayments;

                                                     o     may permit defeasance and the release of real property
                                                           collateral in connection with that defeasance;

                                                     o     may provide for payments of principal, interest or both, on due dates that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval; and/or

                                                     o     may have two or more component parts, each having
                                                           characteristics that are otherwise described in this prospectus as being attributable to separate and distinct mortgage loans.

                                                     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                                     We, the depositor, do not originate mortgage loans. However, some or all of the mortgage loans held by an issuing entity may be originated by our affiliates.

                                                     Neither we nor any of our affiliates will guarantee or insure repayment of any of the mortgage loans underlying a series of offered certificates. Unless we expressly state otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure repayment of any of the mortgage loans underlying a series of offered certificates.

                                      -11-

                                                     The assets of any issuing entity may also include mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations and other mortgage-backed securities, that evidence an interest in, or are secured by a pledge of, one or more mortgage loans of the type described above. We will not transfer a mortgage-backed security to any issuing entity unless--

                                                     o     the security has been registered under the Securities Act of
                                                           1933, as amended, or

                                                     o     we would be free to publicly resell the security without
                                                           registration.

                                                     In addition to the asset classes described above in this
                                                     "--Characteristics of the Mortgage Assets" subsection, we may transfer to an issuing entity loans secured by equipment or inventory related to the real property collateral securing a mortgage loan held by that issuing entity, provided that such other asset classes in the aggregate will not exceed 10% by principal balance of the related asset pool.

                                                     We will describe the specific characteristics of the mortgage assets underlying a series of offered certificates in the related prospectus supplement.

                                                     Assets held by an issuing entity will also include: (a) cash, including in the form of initial deposits and collections on the related mortgage loans, mortgage-backed securities and instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and currency exchange agreements; (b) bank accounts; (c) permitted investments; and (d) following foreclosure, acceptance of a deed in lieu of foreclosure or any other enforcement action, real property and other collateral for defaulted mortgage loans.

                                                     See "THE TRUST FUND--Mortgage Loans"and"--Mortgage-Backed Securities."

SUBSTITUTION, ACQUISITION AND                        We will generally acquire the mortgage assets to be securitized from
REMOVAL OF MORTGAGE ASSETS.........................  Merrill Lynch Mortgage Lending, Inc. or another of our affiliates or from another seller of commercial and multifamily mortgage loans. We will then transfer those mortgage assets to the issuing entity for the related securitization transaction.

                                                     If and to the extent described in the related prospectus supplement, we, a mortgage asset seller or another specified person or entity may make or assign to or for the benefit of an issuing entity various representations and warranties, or may be obligated to deliver to an issuing entity various documents, in either case relating to some or all of the mortgage assets transferred to that issuing entity. A material breach of one of

                                      -12-

                                                     those representations and warranties or a failure to deliver a material document may, under the circumstances described in the related prospectus supplement, give rise to an obligation to repurchase the affected mortgage asset(s) from the subject issuing entity or to replace the affected mortgage asset(s) with other mortgage asset(s) that satisfy the criteria specified in the related prospectus supplement.

                                                     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular issuing entity will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related underlying mortgage loans initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, the subject securitization transaction may include a prefunding feature, in which case we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For a specified period, as set forth in the related prospectus supplement, following the date of initial issuance of that series of certificates, which will constitute the prefunding period, we or our designee will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver or arrange for the delivery of mortgage assets sufficient to make up the entire shortfall within the prefunding period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

                                                     If the subject securitization transaction involves a prefunding feature, then we will indicate in the related prospectus supplement, among other things:

                                                     o     the term or duration of the prefunding period, which may not extend beyond one year from the date of initial issuance of the related offered certificates;

                                                     o     the amount of proceeds to be deposited in the applicable
                                                           prefunding account and the percentage of the mortgage asset pool and any class or series of offered certificates represented by those proceeds, which proceeds may not exceed 50% of the related offering proceeds; and

                                                     o     any limitation on the ability to add pool assets.

                                                     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related issuing entity particular

                                      -13-

                                                     mortgage assets underlying a series of certificates in exchange for:

                                                     o     cash that would be applied to pay down the principal balances of certificates of that series; and/or

                                                     o     other mortgage loans or mortgage-backed securities that--

                                                           1.    conform to the description of mortgage assets in this
                                                                 prospectus, and

                                                           2.    satisfy the criteria set forth in the related prospectus
                                                                 supplement.

                                                     For example, if a mortgage loan backing a series of offered certificates defaults, then it may be subject to (a) a purchase option on the part of another lender whose loan is secured by a lien on the same real estate collateral or by a lien on an equity interest in the related borrower and/or (b) a fair value purchase option under the applicable governing document(s) for the subject securitization transaction or another servicing agreement.

                                                     In addition, if so specified in the related prospectus supplement, but subject to the conditions specified in that prospectus supplement, one or more holders of certificates may exchange those certificates for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates.

                                                     Further, if so specified in the related prospectus supplement, a special servicer or other specified party for one of our
                                                     securitizations may be obligated, under the circumstances described in that prospectus supplement, to sell on behalf of the related issuing entity a delinquent or defaulted mortgage asset.

                                                     See also "--Optional or Mandatory Redemption or Termination" below.

CHARACTERISTICS OF THE OFFERED
CERTIFICATES.......................................  An offered certificate may entitle the holder to receive:

                                                     o     a stated principal amount, which will be represented by its principal balance, if any;

                                                     o     interest on a principal balance or notional amount, at a fixed, floating, adjustable or variable pass-through rate, which
                                                           pass-through rate may change as of a specified date or upon the occurrence of specified events or for any other reason from one accrual or payment period to another, as described in the
                                                           related prospectus supplement;

                                      -14-

                                                     o     specified, fixed or variable portions of the interest, principal or other amounts received on the related underlying mortgage loans or mortgage-backed securities;

                                                     o     payments of principal, with disproportionate, nominal or no payments of interest;

                                                     o     payments of interest, with disproportionate, nominal or no payments of principal;

                                                     o     payments of interest on a deferred or partially deferred basis, which deferred interest may be added to the principal balance, if any, of the subject class of offered certificates or which deferred interest may or may not itself accrue interest, all as set forth in the related prospectus supplement;

                                                     o     payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal
                                                           outstanding on one or more other classes of certificates of the same series;

                                                     o     payments of interest or principal that are, in whole or in part, calculated based on or payable specifically from payments or other collections on particular related underlying mortgage loans or mortgage-backed securities;

                                                     o     payments of principal to be made, from time to time or for designated periods, at a rate that is--

                                                           1.    faster and, in some cases, substantially faster, or

                                                           2.    slower and, in some cases, substantially slower,

                                                           than the rate at which payments or other collections of
                                                           principal are received on the related underlying mortgage loans or mortgage-backed securities;

                                                     o     payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other
                                                           methodology;

                                                     o     payments of principal that may be accelerated or slowed in response to a change in the rate of principal payments on the related underlying mortgage loans or mortgage-backed securities in order to protect the subject class of offered certificates or, alternatively, to protect one or more other classes of certificates of the same series from prepayment and/or extension risk;

                                      -15-

                                                     o     payments of principal out of amounts other than payments or other collections of principal on the related underlying
                                                           mortgage loans or mortgage-backed securities, such as excess spread on the related underlying mortgage loans or
                                                           mortgage-backed securities or amounts otherwise payable as interest with respect to another class of certificates of the same series, which other class of certificates provides for the deferral of interest payments thereon;

                                                     o     payments of residual amounts remaining after required payments have been made with respect to other classes of certificates of the same series; or

                                                     o     payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other
                                                           similar items received on the related underlying mortgage loans or mortgage-backed securities.

                                                     Any class of offered certificates may be senior or subordinate to or pari passu with one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses.

                                                     A class of offered certificates may have two or more component parts, each having characteristics that are otherwise described in this prospectus as being attributable to separate and distinct classes.

                                                     Payments on a class of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually or at any other specified interval, commencing on the distribution date specified in the related prospectus supplement.

                                                     We will describe the specific characteristics of each class of offered certificates in the related prospectus supplement, including payment characteristics and authorized denominations. Among other things, in the related prospectus supplement, we will summarize the flow of funds, payment priorities and allocations among the respective classes of offered certificates of any particular series, the respective classes of non-offered certificates of that series, and fees and expenses, to the extent necessary to understand the payment characteristics of those classes of offered certificates, and we will identify any events in the applicable governing document(s) that would alter the transaction structure or flow of funds. See "DESCRIPTION OF
                                                     THE CERTIFICATES."

CREDIT SUPPORT AND REINVESTMENT,
INTEREST RATE AND CURRENCY-RELATED                   Some classes of offered certificates may be protected in full or in
PROTECTION FOR THE OFFERED CERTIFICATES............  part against defaults and losses, or select types of defaults and

                                      -16-

                                                     losses, on the related underlying mortgage loans or mortgage-backed securities through the subordination of one or more other classes of certificates of the same series or by other types of credit support.
                                                     The other types of credit support may include overcollateralization or a letter of credit, a surety bond, an insurance policy, a guarantee or a reserve fund. We will describe the credit support, if any, for each class of offered certificates and, if applicable, we will identify the provider of that credit support, in the related prospectus supplement.
                                                     In addition, we will summarize in the related prospectus supplement how losses not covered by credit enhancement or support will be allocated to the subject series of offered certificates.

                                                     The assets of an issuing entity with respect to any series of offered certificates may also include any of the following agreements:

                                                     o     guaranteed investment contracts in accordance with which moneys held in the funds and accounts established with respect to those offered certificates will be invested at a specified rate;

                                                     o     interest rate exchange agreements or interest rate cap or floor agreements; or

                                                     o     currency exchange agreements.

                                                     We will describe the types of reinvestment, interest rate and currency related protection, if any, for each class of offered certificates and, if applicable, we will identify the provider of that protection, in the related prospectus supplement.

                                                     See "RISK FACTORS," "THE TRUST FUND" and "DESCRIPTION OF CREDIT
                                                     SUPPORT."

ADVANCES WITH RESPECT TO THE                         If the assets of an issuing entity for a series of offered
MORTGAGE ASSETS....................................  certificates include mortgage loans, then, as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

                                                     o     delinquent scheduled payments of principal and/or interest, other than balloon payments,

                                                     o     property protection expenses,

                                                     o     other servicing expenses, or

                                                     o     any other items specified in the related prospectus supplement.

                                      -17-

                                                     Any party making advances will be entitled to reimbursement from subsequent recoveries on the related mortgage loan and as otherwise described in this prospectus or the related prospectus supplement.
                                                     That party may also be entitled to receive interest on its advances for a specified period. See "DESCRIPTION OF THE GOVERNING
                                                     DOCUMENTS--Advances."

                                                     If the assets of an issuing entity for a series of offered certificates include mortgage-backed securities, we will describe in the related prospectus supplement any comparable advancing obligations with respect to those mortgage-backed securities or the underlying mortgage loans.

OPTIONAL OR MANDATORY                                We will describe in the related prospectus supplement any
REDEMPTION OR TERMINATION..........................  circumstances involving an optional or mandatory redemption of offered certificates or an optional or mandatory termination of the related issuing entity. In particular, a master servicer, special servicer or other designated party may be permitted or obligated to purchase or sell--

                                                     o     all the mortgage assets held by any particular issuing entity, thereby resulting in a termination of that issuing entity, or

                                                     o     that portion of the mortgage assets held by any particular issuing entity as is necessary or sufficient to retire one or more classes of offered certificates of the related series.

                                                     See "DESCRIPTION OF THE CERTIFICATES--Termination and Redemption."

FEDERAL INCOME TAX CONSEQUENCES....................  Any class of offered certificates will constitute or evidence ownership of:

                                                     o     regular interests or residual interests in a real estate
                                                           mortgage investment conduit under Sections 860A through 860G of the Internal Revenue Code of 1986; or

                                                     o     interests in a grantor trust under Subpart E of Part I of
                                                           Subchapter J of the Internal Revenue Code of 1986.

                                                     See "FEDERAL INCOME TAX CONSEQUENCES."

ERISA CONSIDERATIONS...............................  If you are a fiduciary of an employee benefit plan or other retirement plan or arrangement, you are encouraged to review with your legal advisor whether the purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permissible under applicable law. See "ERISA CONSIDERATIONS."

LEGAL INVESTMENT...................................  If your investment authority is subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, then you may be subject to restrictions on

                                      -18-

                                                     investment in the offered certificates. You are encouraged to consult your legal advisor to determine whether and to what extent the offered certificates constitute a legal investment for you. We will specify in the related prospectus supplement which classes of the offered certificates, if any, will constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
                                                     amended. See "LEGAL INVESTMENT."

                                      -19-

                                  RISK FACTORS

      YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET
FORTH UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING
WHETHER TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

      The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop.
There will be no obligation on the part of anyone to establish a secondary market. Furthermore, a particular investor or a few investors may acquire a substantial portion of a given class of offered certificates, thereby limiting trading in that class. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

      We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

      We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

      Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

      If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF CMBS GENERALLY

      The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

      The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

      The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

      o     the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -20-

      o     legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

      o     investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties, and

      o     investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

      If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

      The offered certificates will represent interests solely in, and will be payable solely from the limited assets of, the related issuing entity. The offered certificates will not represent interests in or obligations of us, any sponsor or any of our or their respective affiliates, and no such person or entity will be responsible for making payments on the offered certificates if collections on the assets of the related issuing entity are insufficient. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. Furthermore, some classes of offered certificates will represent a subordinate right to receive payments out of collections and/or advances on some or all of the assets of the related issuing entity. If the assets of the related issuing entity are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

      The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related underlying mortgage loans or mortgage-backed securities. Actual losses may, however, exceed the assumed levels. See "DESCRIPTION OF THE
CERTIFICATES--Allocation of Losses and Shortfalls" and "DESCRIPTION OF CREDIT
SUPPORT." If actual losses on the related underlying mortgage loans or mortgage-backed securities exceed the assumed levels, you may be required to bear the additional losses.

      Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

      Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is

                                      -21-

possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

      The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

      In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

      o     an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

      o     a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

      The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

      The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

      o     the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

      o     the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

      The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

                                      -22-

      Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related underlying mortgage loans or mortgage-backed securities.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

      The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

      o     vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

      o     be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

      We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

      Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be Highly
Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large as compared to the amount of principal payable on your offered certificates, or if your offered certificates entitle you to receive payments of interest but no payments of principal, then you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

      Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a

                                      -23-

series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

      Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

      If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

      See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

      There Is an Increased Risk of Default Associated with Balloon Payments.
Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan.
The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

      o     the fair market value and condition of the underlying real property;

      o     the level of interest rates;

      o     the borrower's equity in the underlying real property;

      o     the borrower's financial condition;

      o     occupancy levels at or near the time of refinancing;

      o     the operating history of the underlying real property;

      o     changes in zoning and tax laws;

      o     changes in competition in the relevant geographic area;

      o     changes in rental rates in the relevant geographic area;

      o     changes in governmental regulation and fiscal policy;

      o     prevailing general and regional economic conditions;

      o     the state of the fixed income and mortgage markets; and

      o     the availability of credit for multifamily rental or commercial properties.

                                      -24-

      See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

      Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

      The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

      Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In the event that the income generated by a real property were to decline as a result of the poor economic performance of that real property with the result that the real property is not able to support debt service payments on the related mortgage loan, neither the related borrower nor any other person would be obligated to remedy the situation by making payments out of their own funds. In such a situation, the borrower could choose instead to surrender the related mortgaged property to the lender or let it be foreclosed upon.

      In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

      o     the sufficiency of the net operating income of the applicable real property;

      o     the market value of the applicable real property at or prior to maturity; and

      o     the ability of the related borrower to refinance or sell the applicable real property.

      In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

      Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

      The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related mortgaged property and the related borrower's ability to refinance the mortgage loan or sell the related mortgaged property.

                                      -25-

      Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

      o     the location, age, functionality, design and construction quality of the subject property;

      o     perceptions regarding the safety, convenience and attractiveness of the property;

      o     the characteristics of the neighborhood where the property is located;

      o     the degree to which the subject property competes with other properties in the area;

      o     the proximity and attractiveness of competing properties;

      o     the existence and construction of competing properties;

      o     the adequacy of the property's management and maintenance;

      o     tenant mix and concentration;

      o     national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

      o     local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

      o     demographic factors;

      o     customer confidence, tastes and preferences;

      o     retroactive changes in building codes and other applicable laws;

      o     changes in governmental rules, regulations and fiscal policies, including environmental legislation; and

      o     vulnerability to litigation by tenants and patrons.

      Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

      o     an increase in interest rates, real estate taxes and other operating expenses;

      o     an increase in the capital expenditures needed to maintain the property or make improvements;

      o     a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

      o     an increase in vacancy rates;

      o     a decline in rental rates as leases are renewed or replaced;

      o     natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots; and

                                      -26-

      o     environmental contamination.

      The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

      o     the length of tenant leases;

      o     the creditworthiness of tenants;

      o     the rental rates at which leases are renewed or replaced;

      o     the percentage of total property expenses in relation to revenue;

      o     the ratio of fixed operating expenses to those that vary with revenues; and

      o     the level of capital expenditures required to maintain the property and to maintain or replace tenants.

      Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

      The Successful Operation of a Multifamily or Commercial Property Depends
on Tenants. Generally, multifamily and commercial properties are subject to leases. The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

      o     to pay for maintenance and other operating expenses associated with the property;

      o     to fund repairs, replacements and capital improvements at the property; and

      o     to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

Accordingly, mortgage loans secured by income-producing properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis.

      Factors that may adversely affect the ability of an income-producing property to generate net operating income from lease and rental payments include:

      o     a general inability to lease space;

      o     an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

      o     an increase in tenant payment defaults or any other inability to collect rental payments;

      o     a decline in rental rates as leases are entered into, renewed or extended at lower rates;

                                      -27-

      o     an increase in leasing costs and/or the costs of performing landlord obligations under existing leases;

      o     an increase in the capital expenditures needed to maintain the property or to make improvements; and

      o     a decline in the financial condition and/or bankruptcy or insolvency of a significant or sole tenant.

      With respect to any mortgage loan backing a series of offered certificates, you should anticipate that, unless the related mortgaged real property is owner occupied, one or more--and possibly all--of the leases at the related mortgaged real property will expire at varying rates during the term of that mortgage loan and some tenants will have, and may exercise, termination options. In addition, some government-sponsored tenants will have the right as a matter of law to cancel their leases for lack of appropriations.

      Additionally, in some jurisdictions, if tenant leases are subordinated to the lien created by the related mortgage instrument but do not contain attornment provisions, which are provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, that mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

      Some mortgage loans that back offered certificates may be secured by mortgaged real properties with tenants that are related to or affiliated with a borrower. In those cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

      Dependence on a Single Tenant or a Small Number of Tenants Makes a
Property Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

      An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

      Accordingly, factors that will affect the operation and value of a commercial property include:

      o     the business operated by the tenants;

      o     the creditworthiness of the tenants; and

      o     the number of tenants.

                                      -28-

      Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the
U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

      o     the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

      o     an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

      The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial, could exceed any reserves maintained for that purpose and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

      If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

      Property Value May Be Adversely Affected Even When Current Operating
Income is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

      o     changes in interest rates;

      o     the availability of refinancing sources;

      o     changes in governmental regulations, licensing or fiscal policy;

      o     changes in zoning or tax laws; and

      o     potential environmental or other legal liabilities.

      Property Management May Affect Property Operations and Value. The
operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

      o     responding to changes in the local market;

      o     planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

      o     operating the property and providing building services;

      o     managing operating expenses; and

                                      -29-

      o     ensuring that maintenance and capital improvements are carried out in a timely fashion.

      Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

      By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

      o     maintain or improve occupancy rates, business and cash flow,

      o     reduce operating and repair costs, and

      o     preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

      Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

      Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

      o     rental rates;

      o     location;

      o     type of business or services and amenities offered; and

      o     nature and condition of the particular property.

      The profitability and value of an income-producing property may be adversely affected by a comparable property that:

      o     offers lower rents;

      o     has lower operating costs;

      o     offers a more favorable location; or

      o     offers better facilities.

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

                                      -30-

      The Prospective Performance of the Multifamily and Commercial Mortgage
Loans to be Included in Any of Our Trusts Should be Evaluated Separately from the Performance of the Multifamily and Commercial Mortgage Loans in Any of Our
Other Trusts. Notwithstanding that there are many common factors affecting the profitability and value of income-producing properties in general, those factors do not apply equally to all income-producing properties and, in many cases, there are special factors that will affect the profitability and/or value of a particular income-producing property. See, for example, "--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" below. Each income-producing property represents a separate and distinct business venture; and, as a result, each of the multifamily and commercial mortgage loans included in one of our trusts requires a unique underwriting analysis. Furthermore, economic conditions, whether worldwide, national, regional or local, vary over time. The performance of a mortgage pool originated and outstanding under one set of economic conditions may vary dramatically from the performance of an otherwise comparable mortgage pool originated and outstanding under a different set of economic conditions. Accordingly, investors should evaluate the mortgage loans underlying a series of offered certificates independently from the performance of the mortgage loans underlying any other series of offered certificates.

VARIOUS TYPES OF INCOME-PRODUCING PROPERTIES MAY SECURE MORTGAGE LOANS
UNDERLYING A SERIES OF OFFERED CERTIFICATES AND EACH TYPE OF INCOME-PRODUCING
PROPERTY MAY PRESENT SPECIAL RISKS AS COLLATERAL FOR A LOAN

      General. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As discussed under "--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance" above, the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property, and the type and use of a particular income-producing property may present special risks. Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

      Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

      o     the physical attributes of the property, such as its age,
            appearance, amenities and construction quality in relation to competing buildings;

      o     the types of services or amenities offered at the property;

      o     the location of the property;

      o     distance from employment centers and shopping areas;

      o     local factory or other large employer closings;

      o     the characteristics of the surrounding neighborhood, which may change over time;

      o     the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

                                      -31-

      o     the ability of management to provide adequate maintenance and insurance;

      o     the property's reputation;

      o     the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

      o     the existence or construction of competing or alternative
            residential properties in the local market, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

      o     compliance with and continuance of any government housing rental subsidy programs and/or low income housing tax credit or incentive programs from which the property receives benefits;

      o     the ability of management to respond to competition;

      o     the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, or personnel from a local military base or students;

      o     in the case of student housing facilities, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, and the relatively higher turnover rate compared to other types of multifamily tenants;

      o     adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

      o     state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

      o     the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

      o     the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase;

      o     the extent to which increases in operating costs may be passed through to tenants; and

      o     the financial condition of the owner of the property.

      Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

      In addition, multifamily rental properties are typically in markets that, in general, are characterized by low barriers to entry. Thus, a particular multifamily rental property market with historically low vacancies could experience substantial new construction and a resultant oversupply of rental units within a relatively short period of time. Since apartments within a multifamily rental property are typically leased on a short-term basis, the tenants residing at a particular property may easily move to alternative multifamily rental properties with more desirable amenities or locations or to single family housing.

                                      -32-

      Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

      o     require written leases;

      o     require good cause for eviction;

      o     require disclosure of fees;

      o     prohibit unreasonable rules;

      o     prohibit retaliatory evictions;

      o     prohibit restrictions on a resident's choice of unit vendors;

      o     limit the bases on which a landlord may increase rent; or

      o     prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

      Apartment building owners have been the subject of suits under state
Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

      Some counties and municipalities also impose rent control or rent stabilization regulations on apartment buildings. These regulations may limit rent increases to--

      o     fixed percentages,

      o     percentages of increases in the consumer price index,

      o     increases set or approved by a governmental agency, or

      o     increases determined through mediation or binding arbitration.

      In many cases, the rent control or rent stabilization laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

      Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

      Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

                                      -33-

      A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

      o     mortgage loan payments,

      o     real property taxes,

      o     maintenance expenses, and

      o     other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

      A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

      o     maintenance payments from the tenant/shareholders, and

      o     any rental income from units or commercial space that the
            cooperative corporation might control.

      A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

      o     the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

      o     the possibility that, upon foreclosure, if the cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

      In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor of the cooperative corporation holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of that sponsor.

      Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an

                                      -34-

indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

      Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

      o     shopping centers,

      o     factory outlet centers,

      o     malls,

      o     automotive sales and service centers,

      o     consumer oriented businesses,

      o     department stores,

      o     grocery stores,

      o     convenience stores,

      o     specialty shops,

      o     gas stations,

      o     movie theaters,

      o     fitness centers,

      o     bowling alleys,

      o     salons, and

      o     dry cleaners.

      A number of factors may affect the value and operation of a retail property. Some of these factors include:

      o     the strength, stability, number and quality of the tenants;

      o     tenants' sales;

      o     tenant mix;

      o     whether the property is in a desirable location;

      o     the physical condition and amenities of the building in relation to competing buildings;

                                      -35-

      o     whether a retail property is anchored, shadow anchored or unanchored and, if anchored or shadow anchored, the strength, stability, quality and continuous occupancy of the anchor tenant or the shadow anchor, as the case may be, are particularly important factors; and

      o     the financial condition of the owner of the property.

      Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

      o     lower rents,

      o     grant a potential tenant a free rent or reduced rent period,

      o     improve the condition of the property generally, or

      o     make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

      A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

      o     competition from other retail properties;

      o     perceptions regarding the safety, convenience and attractiveness of the property;

      o     perceptions regarding the safety of the surrounding area;

      o     demographics of the surrounding area;

      o     the strength and stability of the local, regional and national economies;

      o     traffic patterns and access to major thoroughfares;

      o     the visibility of the property;

      o     availability of parking;

      o     the particular mixture of the goods and services offered at the property;

      o     customer tastes, preferences and spending patterns; and

      o     the drawing power of other tenants.

      The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues.
Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

                                      -36-

      Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

      With respect to some retail properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

      The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. Retail properties that are anchored have traditionally been perceived as less risky than unanchored properties. As to any given retail property, an anchor tenant is generally understood to be a nationally or regionally recognized tenant whose space is, in general, materially larger in size than the space occupied by other tenants at the same retail property and is important in attracting customers to the retail property.

      A retail property may also benefit from a shadow anchor. A shadow anchor is a store or business that satisfies the criteria for an anchor store or business, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan. A shadow anchor may own the space it occupies. In those cases where the property owner does not control the space occupied by the anchor store or business, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant.

      In some cases, an anchor tenant or a shadow anchor may cease to operate at the property, thereby leaving its space unoccupied even though it continues to pay rent on or even own the vacant space. If an anchor tenant or a shadow anchor ceases operations at a retail property or if its sales do not reach a specified threshold, other tenants at the property may be entitled to terminate their leases prior to the scheduled expiration date or to pay rent at a reduced rate for the remaining term of the lease.

      Accordingly, the following factors, among others, will adversely affect the economic performance of an anchored retail property, including:

      o     an anchor tenant's failure to renew its lease;

      o     termination of an anchor tenant's lease;

      o     the bankruptcy or economic decline of an anchor tenant or a shadow anchor;

      o     the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
            or

      o     a loss of an anchor tenant's ability to attract shoppers.

      Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

      o     factory outlet centers;

                                      -37-

      o     discount shopping centers and clubs;

      o     catalogue retailers;

      o     home shopping networks and programs;

      o     internet web sites and electronic media shopping; and

      o     telemarketing.

      Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

      Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

      Office Properties. Factors affecting the value and operation of an office property include:

      o     the strength, stability, number and quality of the tenants, particularly significant tenants, at the property;

      o     the physical attributes and amenities of the building in relation to competing buildings, including the condition of the HVAC system.
            parking and the building's compatibility with current business wiring requirements;

      o     whether the area is a desirable business location, including local labor cost and quality, tax environment, including tax benefits, and quality of life issues, such as schools and cultural amenities;

      o     the location of the property with respect to the central business district or population centers;

      o     demographic trends within the metropolitan area to move away from or towards the central business district;

      o     social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

      o     tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

      o     local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

      o     the quality and philosophy of building management;

      o     access to mass transportation;

      o     accessibility from surrounding highways/streets;

      o     changes in zoning laws; and

      o     the financial condition of the owner.

                                      -38-

      With respect to some office properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

      Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

      o     rental rates;

      o     the building's age, condition and design, including floor sizes and layout;

      o     access to public transportation and availability of parking; and

      o     amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

      The cost of refitting office space for a new tenant is often higher than for other property types.

      The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

      o     the cost and quality of labor;

      o     tax incentives; and

      o     quality of life considerations, such as schools and cultural amenities.

      The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

      Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

      o     full service hotels;

      o     resort hotels with many amenities;

      o     limited service hotels;

      o     hotels and motels associated with national or regional franchise chains;

      o     hotels that are not affiliated with any franchise chain but may have their own brand identity; and

      o     other lodging facilities.

                                      -39-

      Factors affecting the value, operation and economic performance of a hospitality property include:

      o     the location of the property and its proximity to major population centers or attractions;

      o     the seasonal nature of business at the property;

      o     the level of room rates relative to those charged by competitors;

      o     quality and perception of the franchise affiliation, if any;

      o     economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

      o     the existence or construction of competing hospitality properties;

      o     nature and quality of the services and facilities;

      o     financial strength and capabilities of the owner and operator;

      o     the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

      o     increases in operating costs, which may not be offset by increased room rates;

      o     the property's dependence on business and commercial travelers and tourism;

      o     changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

      o     changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

      Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature and/or may be adversely affected by prolonged unfavorable weather conditions.

      Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a

                                      -40-

material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

      The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

      o     the continued existence and financial strength of the franchisor;

      o     the public perception of the franchise service mark; and

      o     the duration of the franchise licensing agreement.

      The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated operating, liquor and other licenses. That party would be required to apply in its own right for new operating, liquor and other licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

      Casino Properties. Factors affecting the economic performance of a casino property include:

      o     location, including proximity to or easy access from major population centers;

      o     appearance;

      o     economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

      o     the existence or construction of competing casinos;

      o     dependence on tourism; and

      o     local or state governmental regulation.

      Competition among major casinos may involve attracting patrons by--

      o     providing alternate forms of entertainment, such as performers and sporting events, and

      o     offering low-priced or free food and lodging.

      Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

      Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

      The ownership, operation, maintenance and/or financing of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a

                                      -41-

lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

      Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

      The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

      Health Care-Related Properties. Health care-related properties include:

      o     hospitals;

      o     medical offices;

      o     skilled nursing facilities;

      o     nursing homes;

      o     congregate care facilities; and

      o     in some cases, assisted living centers and housing for seniors.

      Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

      o     statutory and regulatory changes;

      o     retroactive rate adjustments;

      o     administrative rulings;

      o     policy interpretations;

      o     delays by fiscal intermediaries; and

      o     government funding restrictions.

      In addition, nursing facilities and assisted living facilities that are dependent on revenues from other third party payors (other than Medicare and
Medicaid), such as private insurers, are also affected by the reimbursement policies of those payors.

All of the foregoing can adversely affect revenues from the operation of a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

                                      -42-

      Health care-related facilities are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties. Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are also subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

      o     federal and state licensing requirements;

      o     facility inspections;

      o     rate setting;

      o     disruptions in payments;

      o     reimbursement policies;

      o     audits, which may result in recoupment of payments made or withholding of payments due;

      o     laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services;

      o     patient care liability claims, including those generated by the recent advent of the use of video surveillance, or "granny cams", by family members or government prosecutors to monitor care and limited availability and increased costs of insurance; and

      o     shortages in staffing, increases in labor costs and labor disputes.

      Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted. In addition, there can be no assurance that the facilities will remain licensed and loss of licensure/provider agreements by a significant number of facilities could have a material adverse effect on a borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      With respect to health care-related properties, the regulatory environment has intensified, particularly the long-term care service environment for large, for profit, multi-facility providers. For example, in the past few years, federal prosecutors have utilized the federal false claims act to prosecute nursing facilities that have quality of care deficiencies or reported instances of possible patient abuse and neglect, falsification of records, failure to report adverse events, improper use of restraints, and certain other care issues. Since facilities convicted under the false claims act may be liable for triple damages plus mandatory civil penalties, nursing facilities often settled with the government for a substantial amount of money rather than defending the allegations.

      The extensive federal, state and local regulations affecting health care-related facilities include regulations on the financial and other arrangements that facilities enter into during the normal course of business.
For example, anti-kickback laws prohibit certain business practices and relationships that might affect the provision and cost of health care services reimbursable under Medicare and Medicaid programs, including the payment or receipt of money or anything else of value in return for the referral of patients whose care will be paid

                                      -43-

by those programs. Sanctions for violations include criminal penalties and civil sanctions, fines and possible exclusion from payor programs. Federal and state governments have used monetary recoveries derived from prosecutions to strengthen their fraud detection and enforcement programs. There can be no assurance that government officials charged with responsibility for enforcing the anti-kickback and/or self-referral laws will not assert that certain arrangements or practices are in violation of such provisions. The operations of a nursing facility or assisted living facility could be adversely affected by the failure of its arrangements to comply with such laws or similar state laws enacted in the future.

      The Deficit Reduction Act of 2006 ("DRA") is expected to increase government anti-fraud efforts. Among other things, the DRA required organizations, such as nursing facilities and assisted living facilities, that receive $5 million or more in Medicaid payments to train their work forces on the federal false claims act and its whistle blower provisions by January 1,
2007. The statute also encourages states to pass their own false claims laws by giving states a larger share of the money recovered from false claims cases. The effect of the DRA may be to create more whistle blowers and give rise to more false claims act prosecutions. There can be no assurance that government officials responsible for false claims act enforcement will not assert that one or more of a borrower's arrangements, practices, nursing facilities, or assisted living facilities are in violation of such laws.

      Each state also has a Medicaid Fraud Control Unit ("MFCU"), which typically operates as a division of the state Attorney General's Office or equivalent, which conducts criminal and civil investigations into alleged abuse, neglect, mistreatment and/or misappropriation of resident property. In some cases, the allegations may be investigated by the state Attorney General, local authorities and federal and/or state survey agencies. There are MFCU and state
Attorney General investigations pending and, from time to time, threatened against providers, relating to or arising out of allegations of potential resident abuse, neglect or mistreatment.

      Further, the nursing facilities and assisted living facilities are likely to compete on a local and regional basis with each other and with other providers who operate similar facilities. They may also compete with providers of long term care services in other settings, such as hospital rehabilitation units or home health agencies or other community-based providers. The formation of managed care networks and integrated delivery systems, as well as increasing government efforts to encourage the use of home and community-based services instead of nursing facility services, could also adversely affect nursing facilities or assisted living facilities if there are incentives that lead to the utilization of other facilities or community-based home care providers, instead of nursing facility or assisted living providers, or if competition drives down prices paid by residents. Some of the competitors of the subject facilities may be better capitalized, may offer services not offered by the facilities, or may be owned by agencies supported by other sources of income or revenue not available to for-profit facilities, such as tax revenues and charitable contributions. The success of a facility also depends upon the number of competing facilities in the local market, as well as upon other factors, such as the facility's age, appearance, reputation and management, resident and family preferences, referrals by and affiliations with managed care organizations, relationship with other health care providers and other health care networks, the types of services provided and, where applicable, the quality of care and the cost of that care. If the facilities fail to attract patients and residents and compete effectively with other health care providers, their revenues and profitability may decline.

      Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties. Moreover, in certain circumstances, such as when federal or state authorities believe that liquidation may adversely affect the health, safety or welfare of the nursing facility and/or assisted living facility residents, a facility operator may not be allowed to liquidate for an indeterminate period of time. Finally, the receipt of any liquidation proceeds could be delayed by the approval process of any state agency necessary for the transfer of a mortgaged real property and even reduced to satisfy governmental obligations of the facility, such as audit recoupments from nursing facilities.

                                      -44-

      Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

      The value and operation of an industrial property depends on:

      o     location of the property, the desirability of which in a particular instance may depend on--

            1.    availability of labor services,

            2.    proximity to supply sources and customers, and

            3.    accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

      o     building design of the property, the desirability of which in a particular instance may depend on--

            1.    ceiling heights,

            2.    column spacing,

            3.    number and depth of loading bays,

            4.    divisibility,

            5.    floor loading capacities,

            6.    truck turning radius,

            7.    overall functionality, and

            8.    adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized
                  activities; and

      o     the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

      Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

      Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. Depending on their location, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

                                      -45-

      Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

      o     building design,

      o     location and visibility,

      o     tenant privacy,

      o     efficient access to the property,

      o     proximity to potential users, including apartment complexes or commercial users,

      o     services provided at the property, such as security,

      o     age and appearance of the improvements, and

      o     quality of management.

      In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.
Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

      Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

      o     competition from facilities having businesses similar to a particular restaurant or tavern;

      o     perceptions by prospective customers of safety, convenience, services and attractiveness;

      o     the cost, quality and availability of food and beverage products;

      o     negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

      o     changes in demographics, consumer habits and traffic patterns;

      o     the ability to provide or contract for capable management; and

      o     retroactive changes to building codes, similar ordinances and other legal requirements.

      Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

      The food and beverage service industry is highly competitive. The principal means of competition are--

      o     market segment,

                                      -46-

      o     product,

      o     price,

      o     value,

      o     quality,

      o     service,

      o     convenience,

      o     location, and

      o     the nature and condition of the restaurant facility.

      A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

      o     lower operating costs,

      o     more favorable locations,

      o     more effective marketing,

      o     more efficient operations, or

      o     better facilities.

      The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities.
Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

      Factors affecting the success of a regionally- or nationally-known chain restaurant include:

      o     actions and omissions of any franchisor, including management practices that--

            1.    adversely affect the nature of the business, or

            2.    require renovation, refurbishment, expansion or other
                  expenditures;

      o     the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

      o     the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

      Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination.

                                      -47-

In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

      Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

      Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

      Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

      o     location of the manufactured housing property;

      o     the ability of management to provide adequate maintenance and insurance;

      o     the number of comparable competing properties in the local market;

      o     the age, appearance, condition and reputation of the property;

      o     the quality of management; and

      o     the types of facilities and services it provides.

      Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

      o     multifamily rental properties,

      o     cooperatively-owned apartment buildings,

      o     condominium complexes, and

                                      -48-

      o     single-family residential developments.

      Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

      Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

      Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

      In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control or rent stabilization on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

      o     fixed percentages,

      o     percentages of increases in the consumer price index,

      o     increases set or approved by a governmental agency, or

      o     increases determined through mediation or binding arbitration.

      In many cases, the rent control or rent stabilization laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control or rent stabilization on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control or rent stabilization is not imposed at the state level in those states. In some states, however, local rent control and/or rent stabilization ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control or rent stabilization with respect to those tenants.

      Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

      o     the location and appearance of the property;

      o     the appeal of the recreational activities offered;

      o     the existence or construction of competing properties, whether are not they offer the same activities;

      o     the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

      o     geographic location and dependence on tourism;

                                      -49-

      o     changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

      o     seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

      o     sensitivity to weather and climate changes; and

      o     local, regional and national economic conditions.

      A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

      Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. In addition, some recreational and resort properties may be adversely affected by prolonged unfavorable weather conditions.

      Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

      Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

      o     sporting events;

      o     musical events;

      o     theatrical events;

      o     animal shows; and/or

      o     circuses.

      The ability to attract patrons is dependent on, among others, the following factors:

      o     the appeal of the particular event;

      o     the cost of admission;

      o     perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

      o     perceptions by prospective patrons of the safety of the surrounding area; and

      o     the alternative forms of entertainment available in the particular locale.

      In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

                                      -50-

      Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

      Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

      Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

      o     the number of rentable parking spaces and rates charged;

      o     the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

      o     the amount of alternative parking spaces in the area;

      o     the availability of mass transit; and

      o     the perceptions of the safety, convenience and services of the lot or garage.

      Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

      o     its location,

      o     its size,

      o     the surrounding neighborhood, and

      o     local zoning laws.

ANY ANALYSIS OF THE VALUE OR INCOME PRODUCING ABILITY OF A COMMERCIAL OR
MULTIFAMILY PROPERTY IS HIGHLY SUBJECTIVE AND SUBJECT TO ERROR

      Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

      o     the successful operation of the property, and

      o     its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

                                      -51-

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property.

      The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

      o     make the loan payments on the related mortgage loan,

      o     cover operating expenses, and

      o     fund capital improvements at any given time.

      Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

      o     some health care-related facilities,

      o     hotels and motels,

      o     recreational vehicle parks, and

      o     mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

      o     warehouses,

      o     retail stores,

      o     office buildings, and

      o     industrial facilities.

      Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

                                      -52-

      Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

      o     increases in energy costs and labor costs;

      o     increases in interest rates and real estate tax rates; and

      o     changes in governmental rules, regulations and fiscal policies.

      Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

      Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the then outstanding principal balance of the mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral, to

      o     the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

      o     the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

      o     the lender has greater protection against loss on liquidation following a borrower default.

      However, loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

      o     the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

      o     the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

      o     the income capitalization method, which takes into account the property's projected net cash flow; or

      o     a selection from the values derived from the foregoing methods.

      Each of these appraisal methods presents analytical difficulties. For example--

                                      -53-

      o     it is often difficult to find truly comparable properties that have recently been sold;

      o     the replacement cost of a property may have little to do with its current market value; and

      o     income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate
            capitalization rate and discount rate.

      If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

      The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

      A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

      o     the operation of all of the related real properties, and

      o     the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

      Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

      If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

      o     any adverse economic developments that occur in the locale, state or region where the properties are located;

                                      -54-

      o     changes in the real estate market where the properties are located;

      o     changes in governmental rules and fiscal policies in the
            governmental jurisdiction where the properties are located; and

      o     acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

      The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

      If you purchase offered certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

      In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

      Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

ADDITIONAL SECURED DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON
A MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

      Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

      Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

      The existence of any additional secured indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing."

                                      -55-

WITH RESPECT TO CERTAIN MORTGAGE LOANS INCLUDED IN OUR TRUSTS, THE MORTGAGED
PROPERTY OR PROPERTIES THAT SECURE THE SUBJECT MORTGAGE LOAN IN THE TRUST ALSO
SECURE ONE (1) OR MORE RELATED MORTGAGE LOANS THAT ARE NOT IN THE TRUST; THE
INTERESTS OF THE HOLDERS OF THOSE NON-TRUST MORTGAGE LOANS MAY CONFLICT WITH
YOUR INTERESTS

      Certain mortgage loans included in our trusts are each part of a loan combination or split loan structure that includes one or more additional mortgage loans (not included in the trust) that are secured by the same mortgage instrument(s) encumbering the same mortgaged property or properties, as applicable, as is the subject mortgage loan. See "THE TRUST FUND--Mortgage
Loans--Loan Combinations." Pursuant to one or more co-lender or similar agreements, a holder of a particular non-trust mortgage loan in a subject loan combination, or a group of holders of non-trust mortgage loans in a subject loan combination (acting together), may be granted various rights and powers that affect the mortgage loan in that loan combination that is in one of our trusts, including (a) cure rights with respect to the mortgage loan in our trust, (b) a purchase option with respect to the mortgage loan in our trust, (c) the right to advise, direct and/or consult with the applicable servicer regarding various servicing matters, including certain modifications, affecting that loan combination, and/or (d) the right to replace the applicable special servicer
(without cause) with respect to the mortgage loan in our trust. In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. In connection with exercising any of the foregoing rights afforded to it, the holder of any non-trust mortgage loan in a loan combination that includes a mortgage loan in one of our trusts --or, if applicable, any representative, designee or assignee of that holder with respect to the particular right -- will likely not be an interested party with respect to the related series of certificates, will have no obligation to consider the interests of, or the impact of exercising such rights on, the related series of certificates and may have interests that conflict with your interests. If any such non-trust mortgage loan is included in a securitization, then the representative, designee or assignee exercising any of the rights of the holder of that non-trust mortgage loan may be a securityholder, an operating advisor, a controlling class representative or other comparable party or a servicer from that other unrelated securitization. You should expect that the holder or beneficial owner of a non-trust mortgage loan will exercise its rights and powers to protect its own economic interests, and will not be liable to the related series of certificateholders for so doing.

      In addition, certain of mortgage loans included in our trusts that are part of a loan combination will be serviced and administered pursuant to the servicing agreement for the securitization of a non-trust mortgage loan that is part of the same loan combination. Consequently, the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans and the parties with control over the servicing of those mortgage loans may have interests that conflict with your interests. See "DESCRIPTION OF THE GOVERNING DOCUMENTS--Servicing Mortgage Loans
That Are Part of a Loan Combination."

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

      Some of the mortgage loans underlying a series of offered certificates may have borrowers that are individuals or, alternatively, are entities that either have not been structured to diminish the likelihood of their becoming bankrupt or do not satisfy all the characteristics of special purpose entities. In general, as a result of a borrower not being a special purpose entity or not being limited to owning the related mortgaged real property, the borrower may be engaged in activities unrelated to the subject mortgaged real property and may incur indebtedness or suffer liabilities with respect to those activities.
Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related underlying mortgage loans, may own or have previously owned other property that is not part of the collateral for the related underlying mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. This could negatively impact the borrower's financial condition, and thus its ability to pay amounts due and owing under the subject underlying mortgage loan. The related mortgage documents and/or organizational documents of those borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity, such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all or any material portion of its assets or amend its organizational documents. These provisions are designed to mitigate

                                      -56-

the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

      Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because those borrowers may be:

      o     operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

      o     individuals that have personal liabilities unrelated to the property.

      In addition, if an underlying mortgage loan is secured by a mortgage on both the related borrower's leasehold interest in the related mortgaged real property and the underlying fee interest in such property, the related borrower may be a special purpose entity, but the owner and pledgor of the related fee interest may not be a special purpose entity.

      However, any borrower, even an entity structured to be bankruptcy-remote, as an owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

      With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions that typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity.

      Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your offered certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your offered certificates. See "--Borrower Bankruptcy
Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your
Offered Certificates" below and "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy
Laws."

      The mortgage loans underlying a series of offered certificates may have borrowers that own the related mortgaged real properties as tenants-in-common or may permit the related borrowers to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, a tenant-in-common borrower may be required to waive its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

      The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

                                      -57-

      The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

      Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

      In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

      A bankruptcy court also may:

      o     grant a debtor a reasonable time to cure a payment default on a mortgage loan;

      o     reduce monthly payments due under a mortgage loan;

      o     change the rate of interest due on a mortgage loan; or

      o     otherwise alter a mortgage loan's repayment schedule.

      Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

      Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

      As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

REDEVELOPMENT AND RENOVATION AT THE MORTGAGED PROPERTIES MAY HAVE UNCERTAIN AND
ADVERSE RESULTS

      Some mortgage loans underlying a series of offered certificates may be secured by mortgaged real properties that are undergoing or are expected to undergo redevelopment or renovation in the future. There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the ability of the related borrower to repay the related mortgage loan.

                                      -58-

      In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

      There can be no assurance--

      o     as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

      o     that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

      o     that the results of the environmental testing were accurately evaluated in all cases;

      o     that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

      o     that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

      Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

      In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

      o     tenants at the property, such as gasoline stations or dry cleaners,
            or

      o     conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

      Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials.
The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

                                      -59-

      The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

      o     agents or employees of the lender are deemed to have participated in the management of the borrower, or

      o     the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

      Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

      Federal law requires owners of residential housing constructed prior to
1978--

      o     to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

      o     to deliver to potential residents or purchasers a United States
            Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

      Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

      Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

      o     the bankrupt party--

            1.    was insolvent at the time of granting the lien,

            2.    was rendered insolvent by the granting of the lien,

            3.    was left with inadequate capital, or

            4.    was not able to pay its debts as they matured; and

                                      -60-

      o     the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

      Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

      Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

      o     the related real property, or

      o     a majority ownership interest in the related borrower.

      We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

      The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

      o     the default is deemed to be immaterial,

      o     the exercise of those remedies would be inequitable or unjust, or

      o     the circumstances would render the acceleration unconscionable.

      Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws."

      Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some

                                      -61-

forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United
States government securities.

CERTAIN ASPECTS OF SUBORDINATION AGREEMENTS, INCLUDING CO-LENDER AGREEMENTS
EXECUTED IN CONNECTION WITH MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES
THAT ARE PART OF A SPLIT LOAN STRUCTURE, MAY BE UNENFORCEABLE

      Pursuant to co-lender, intercreditor and similar agreements for certain of the mortgage loans included in one of our trusts, which mortgage loans are, in each case, intended to be senior to one or more other mortgage loans--not included in the related trust--that encumber the related mortgaged property, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the related borrower, and that the holder of the related mortgage loan that is included in our trust--directly or through an applicable servicer--will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. While subordination agreements are generally enforceable in bankruptcy, in its decision in In re 203 North
LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10, 2000), the
United States Bankruptcy Court for the Northern District of Illinois refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections. In the event the foregoing holding is followed with respect to a co-lender relationship related to one of the mortgage loans underlying your offered certificates, the trustee's recovery with respect to the related borrower in a bankruptcy proceeding may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

WORLD EVENTS AND NATURAL DISASTERS COULD HAVE AN ADVERSE IMPACT ON THE REAL
PROPERTIES SECURING THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES AND
CONSEQUENTLY COULD REDUCE THE CASH FLOW AVAILABLE TO MAKE PAYMENTS ON THE
OFFERED CERTIFICATES

      The economic impact of the United States' military operations in Iraq and other parts of the world, as well as the possibility of any terrorist attacks domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. We can give no assurance as to the effect of these events on consumer confidence and the performance of the loans held by trust fund. Any adverse impact resulting from these events would be borne by the holders of one or more classes of the securities. In addition, natural disasters, including earthquakes, floods and hurricanes, also may adversely affect the real properties securing the mortgage loans that back your offered certificates. For example, real properties located in California may be more susceptible to certain hazards (such as earthquakes or widespread fires) than properties in other parts of the country and mortgaged real properties located in coastal states generally may be more susceptible to hurricanes than properties in other parts of the country. Hurricanes and related windstorms, floods and tornadoes have caused extensive and catastrophic physical damage in and to coastal and inland areas located in the Gulf Coast region of the United States and certain other parts of the southeastern United States. The underlying mortgage loans do not all require the maintenance of flood insurance for the related real properties. We cannot assure you that any damage caused by hurricanes, windstorms, floods or tornadoes would be covered by insurance.

JURISDICTIONS WITH ONE ACTION OR SECURITY FIRST RULES AND/OR ANTI-DEFICIENCY
LEGISLATION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO FORECLOSE ON A REAL
PROPERTY OR TO REALIZE ON OBLIGATIONS SECURED BY A REAL PROPERTY

      Several states, including California, have laws that prohibit more than one "judicial action" to enforce a mortgage obligation, requiring the lender to exhaust the real property security for such obligation first and/or

                                      -62-

limiting the ability of the lender to recover a deficiency judgment from the obligor following the lender's realization upon the collateral. This could be particularly problematic for cross-collateralized, cross-defaulted or multi-property mortgage loans secured by real properties located in multiple states where only some of those states have such rules. A lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or forfeiting the right to enforce the underlying obligation. In some jurisdictions, the benefits of such laws may also be available to a guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first proceeding against the collateral and without a judicial foreclosure. Accordingly, where real properties are located in jurisdictions in which "one action," "security first" and/or "anti-deficiency"
rules may be applicable, the special servicer should seek to obtain advice of counsel prior to enforcing any of the trust's rights under any of the related mortgage loans and/or guarantees of those mortgage loans. As a result, the special servicer may incur additional - and perhaps significant additional -
delay and expense in foreclosing on the underlying real properties located in states affected by "one action," "security first" or "anti-deficiency" rules.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure--One Action and Security First
Rules" and "--Foreclosure--Anti-Deficiency Legislation."

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

      o     war,

      o     riot, strike and civil commotion,

      o     terrorism,

      o     nuclear, biological or chemical materials,

      o     revolution,

      o     governmental actions,

      o     floods and other water-related causes,

      o     earth movement, including earthquakes, landslides and mudflows,

      o     wet or dry rot,

      o     mold,

      o     vermin, and

      o     domestic animals.

      Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

      Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In

                                      -63-

other cases, because of heightened concern over future terrorist activities in the United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

      There is also a possibility of casualty losses on a real property for which insurance proceeds, together with land value, may not be adequate to pay the mortgage loan in full or rebuild the improvements. Consequently, there can be no assurance that each casualty loss incurred with respect to a real property securing one of the mortgage loans included in one of our trusts will be fully covered by insurance or that the mortgage loan will be fully repaid in the event of a casualty.

      Furthermore, various forms of insurance maintained with respect to any of the real properties for the mortgage loans included in one of our trusts, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in that trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in our trust.

LENDING ON CONDOMINIUM UNITS CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON NON-CONDOMINIUMS

      Some mortgage loans underlying the offered certificates will be secured by--

      o     the related borrower's interest in a commercial condominium unit or multiple units in a residential condominium project, and

      o     the related voting rights in the owners' association for the subject building, development or project.

      Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to many condominium declarations, the holders of the remaining units would become responsible for the common area maintenance charges that remain unpaid by any particular unit holder.

      Further, in the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may not be consistent with the mortgage loan documents and may have an adverse impact on the mortgage loans that are secured by real properties consisting of such condominium interests.

      There can be no assurance that the related board of managers will act in the best interests of the borrower under those mortgage loans. Further, because of the nature of condominiums, a default on the part of the borrower with respect to such real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject real property, because of the possible existence of multiple loss payees on any insurance policy covering the property, there could be a delay in the restoration of the property and/or the allocation of related

                                      -64-

insurance proceeds, if any. Consequently, if any of the mortgage loans underlying the offered certificates are secured by the related borrower's interest in a condominium, servicing and realizing upon such mortgage loan could subject the holders of such offered certificates to a greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

LENDING ON GROUND LEASES CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON AN ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

      In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

      In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

      Further, in a recent decision by the United States Court of Appeals for the Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S.
App. LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S.
Bankruptcy Code upon the bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to
Section 363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to
Section 363(f) of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene) will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

      Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

      Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with

                                      -65-

that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION AND OTHER LEGAL PROCEEDINGS MAY ADVERSELY AFFECT A BORROWER'S ABILITY
TO REPAY ITS MORTGAGE LOAN

      From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

      o     breach of contract involving a tenant, a supplier or other party;

      o     negligence resulting in a personal injury, or

      o     responsibility for an environmental problem.

      Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans in one of our trusts. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan.
The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generated by, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your offered certificates.

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

      One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

      o     any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
            Section 856(d) of the Internal Revenue Code of 1986, and

      o     any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

The risk of taxation being imposed on income derived from the operation of foreclosed real property is particularly present in the case of hospitality and health care-related properties. These taxes, and the cost of

                                      -66-

retaining an independent contractor, would reduce the net proceeds available for payment with respect to the related offered certificates.

      In addition, in connection with the trust's acquisition of a real property, through foreclosure or similar action, and/or its liquidation of such property, the trust may in certain jurisdictions, particularly in New York and
California, be required to pay state or local transfer or excise taxes. Such state or local taxes may reduce net proceeds available for distribution to the offered certificates.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

      Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

      You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs."

      Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

      o     generally will not be reduced by losses from other activities,

      o     for a tax-exempt holder, will be treated as unrelated business taxable income, and

      o     for a foreign holder, will not qualify for any exemption from withholding tax.

      Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

      o     individuals,

      o     estates,

      o     trusts beneficially owned by any individual or estate, and

      o     pass-through entities having any individual, estate or trust as a shareholder, member or partner.

      In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

                                      -67-

      o     a foreign person under the Internal Revenue Code of 1986, or

      o     a U.S. person that is classified as a partnership under the Internal
            Revenue Code of 1986, unless all of its beneficial owners are U.S.
            persons, or

      o     a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. person.

      It is possible that a class of offered certificates would also evidence a residual interest in a REMIC and therefore that class of offered certificates or the portion thereof that represents the residual interest in the REMIC would exhibit the characteristics, and be subject to the risks, described above in this "--Residual Interests in a Real Estate Mortgage Investment Conduit Have
Adverse Tax Consequences" section.

      See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates."

ADDITIONAL COMPENSATION TO THE MASTER SERVICER AND THE SPECIAL SERVICER AND
INTEREST ON ADVANCES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS ON YOUR
OFFERED CERTIFICATES

      To the extent described in the related prospectus supplement, the master servicer, the special servicer, the trustee and any fiscal agent will each be entitled to receive interest on unreimbursed advances made by that party with respect to the mortgage assets. This interest will generally accrue from the date on which the related advance was made or the related expense was incurred through the date of reimbursement. In addition, under certain circumstances, including a default by the borrower in the payment of principal and interest on a mortgage asset, that mortgage asset will become specially serviced and the related special servicer will be entitled to compensation for performing special servicing functions pursuant to the related governing document(s). The right to receive interest on advances or special servicing compensation is senior to the rights of certificateholders to receive distributions on the offered certificates. Thus, the payment of interest on advances and the payment of special servicing compensation may lead to shortfalls in amounts otherwise distributable on your offered certificates.

INABILITY TO REPLACE THE MASTER SERVICER COULD AFFECT COLLECTIONS AND RECOVERIES
ON THE MORTGAGE ASSETS

      The structure of the servicing fee payable to the master servicer might affect the ability to find a replacement master servicer. Although the trustee is required to replace the master servicer if the master servicer is terminated or resigns, if the trustee is unwilling (including for example because the servicing fee is insufficient) or unable (including for example, because the trustee does not have the systems to service mortgage loans), it may be necessary to appoint a replacement master servicer. Because the master servicing fee is structured as a percentage of the stated principal balance of each mortgage asset, it may be difficult to replace the servicer at a time when the balance of the mortgage loans has been significantly reduced because the fee may be insufficient to cover the costs associated with servicing the mortgage assets and/or related REO properties remaining in the mortgage pool. The performance of the mortgage assets may be negatively impacted, beyond the expected transition period during a servicing transfer, if a replacement master servicer is not retained within a reasonable amount of time.

PROBLEMS WITH BOOK-ENTRY REGISTRATION

      Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

      o     you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its
            participating organizations;

                                      -68-

      o     you may have only limited access to information regarding your offered certificates;

      o     you may suffer delays in the receipt of payments on your offered certificates; and

      o     your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

      See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates."

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A SERVICER'S PERFORMANCE

      A master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

      In addition, a master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.
These relationships may create conflicts of interest.

      In servicing mortgage loans in any of our trusts, a master servicer, special servicer or sub-servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates--or, in the case of a sub-servicer, a consistent sub-servicing agreement--and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that if any of these parties or an affiliate owns certificates or has financial interests in or other financial dealings with any of the related borrowers, then it may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer or an affiliate thereof or any other related entity owns any certificates, and in particular a class of non-offered certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying acceleration or other enforcement in the hope of realizing greater proceeds in the future. However, this action or failure to take immediate action by a special servicer could pose a greater risk to the trust and ultimately result in a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

      Furthermore, a master servicer, special servicer or sub-servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer, special servicer or sub-servicer may be acting on behalf of parties with conflicting interests.

PROPERTY MANAGERS AND BORROWERS MAY EACH EXPERIENCE CONFLICTS OF INTEREST IN
MANAGING MULTIPLE PROPERTIES

      In the case of many of the mortgage loans underlying the offered certificates, the related property managers and borrowers may experience conflicts of interest in the management and/or ownership of the related real properties because:

      o     the real properties may be managed by property managers that are affiliated with the related borrowers;

      o     the property managers also may manage additional properties, including properties that may compete with those real properties; or

                                      -69-

      o     affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including properties that may compete with those real properties.

LIMITED INFORMATION CAUSES UNCERTAINTY

      Some of the mortgage loans that will be included in our trusts are loans that were made to enable the related borrower to acquire the related real property. Accordingly, for some of these loans limited or no historical operating information is available with respect to the related real property. As a result, you may find it difficult to analyze the historical performance of those properties.

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

      It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

      As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

      From time to time we use capitalized terms in this prospectus. Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus.

                                 THE TRUST FUND

ISSUING ENTITIES

      The issuing entity with respect to each series of offered certificates is the entity that will own and hold the related underlying mortgage loans or mortgage-backed securities and in whose name those certificates will be issued.
Each issuing entity will be a statutory trust or a common law trust organized at our direction under the laws of the State or other jurisdiction specified in the related prospectus supplement. As described in the related prospectus supplement, the Governing Document for each series of offered certificates will set forth the permissible activities and restrictions on the activities of the related issuing entity and will govern the servicing and administration of the related trust assets. Each series of offered certificates will represent interests only in, and be payable solely from assets of, the related trust.
However, a series of offered certificates may be issued together with other certificates of the same series, which other certificates will not be offered pursuant to this prospectus.

                                      -70-

DESCRIPTION OF THE TRUST ASSETS

      The trust assets backing a series of offered certificates will collectively constitute the related trust fund. Each such trust fund will primarily consist of:

      o     various types of multifamily and/or commercial mortgage loans;

      o     mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

      o     a combination of mortgage loans and mortgage-backed securities of the types described above.

      In addition to the asset classes described above in this "--Description of the Trust Assets"--section, we may include in the trust fund with respect to any series of offered certificates loans secured by equipment or inventory related to the real property collateral securing a mortgage loan in that trust fund, provided that such other asset classes in the aggregate will not exceed 10% by principal balance of the related asset pool.

      We will describe the specific characteristics of the mortgage assets underlying a series of offered certificates in the related prospectus supplement.

      Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

      Neither we nor any of our affiliates will guarantee payment of any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure payment of any of those mortgage assets.

MORTGAGE LOANS

      General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

      o     rental or cooperatively-owned buildings with multiple dwelling units;

      o     retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops,
            convenience stores and gas stations;

      o     retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

      o     office properties;

      o     hospitality properties, such as hotels, motels and other lodging facilities;

      o     casino properties;

      o     health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

                                      -71-

      o     industrial properties;

      o     warehouse facilities, mini-warehouse facilities and self-storage facilities;

      o     restaurants, taverns and other establishments involved in the food and beverage industry;

      o     manufactured housing communities, mobile home parks and recreational vehicle parks;

      o     recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

      o     arenas and stadiums;

      o     churches and other religious facilities;

      o     parking lots and garages;

      o     mixed use properties;

      o     other income-producing properties; and

      o     unimproved land.

      The adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth under "RISK FACTORS--Various Types of Income-Producing
Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates
and Each Type of Income-Producing Property May Present Special Risks as
Collateral for a Loan" is a discussion of some of the various factors that may affect the value and operations of each of the indicated types of multifamily and commercial properties.

      The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

      o     a fee interest or estate, which consists of ownership of the property for an indefinite period,

      o     an estate for years, which consists of ownership of the property for a specified period of years,

      o     a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

      o     shares in a cooperative corporation which owns the property, or

      o     any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

      Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                      -72-

      Junior Mortgage Loans. If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property.
However, the loan or loans secured by the more senior liens on that property may not be included in the related trust fund. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

      o     first, to the payment of court costs and fees in connection with the foreclosure,

      o     second, to the payment of real estate taxes, and

      o     third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

      Delinquent Mortgage Loans. If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

      o     the period of the delinquency,

      o     any forbearance arrangement then in effect,

      o     the condition of the related real property, and

      o     the ability of the related real property to generate income to service the mortgage debt.

      We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure. Furthermore, delinquent mortgage loans will not constitute 20% or more, as measured by dollar volume, of the mortgage asset pool for a series of offered certificates as of the relevant measurement date.

      Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

      o     an original term to maturity of not more than approximately 40 years; and

      o     scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

      A mortgage loan included in one of our trusts may also include terms that:

      o     provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

      o     provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

                                      -73-

      o     provide for no accrual of interest;

      o     provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

      o     be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

      o     permit the negative amortization or deferral of accrued interest;

      o     permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

      o     prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

      Loan Combinations. Certain of the mortgage loans included in one of our trust funds may be part of a loan combination. A loan combination will generally consist of the particular mortgage loan or loans that we will include in the subject trust fund and one or more other mortgage loans that we will not include in the trust fund. Each mortgage loan comprising a particular loan combination is evidenced by a separate promissory note. The aggregate debt represented by the entire loan combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged property or properties. The mortgage loans constituting a particular loan combination are obligations of the same borrower and, in general, are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a loan combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender, intercreditor or similar agreement to which the respective holders of the subject promissory notes are parties and/or may be reflected in the subject promissory notes, a common loan agreement or other common loan document. Such co-lender, intercreditor or similar agreement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a loan combination. Further, each such co-lender agreement or other intercreditor arrangement may impose restrictions of the transferability of the ownership of any mortgage loan that is part of a loan combination. See "RISK FACTORS--With
Respect to Certain Mortgage Loans Included in Our Trusts, the Mortgaged Property
or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One
(1) or More Related Mortgage Loans That Are Not in the Trust; The Interests of
the Holders of Those Non-Trust Mortgage Loans May Conflict with Your Interests."

      Real Property and Other Collateral. Following a foreclosure, acceptance of a deed in lieu of foreclosure or any enforcement action, trust assets may include real property or other collateral for a defaulted mortgage loan pending the liquidation of that collateral.

      Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

      o     the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

      o     the type or types of property that provide security for repayment of the mortgage loans;

      o     the earliest and latest maturity date for the mortgage loans;

                                      -74-

      o     the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

      o     loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

      o     the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

      o     if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

      o     information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

      o     debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

      o     the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

      If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

      o     more general information in the related prospectus supplement, and

      o     specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K following the issuance of those certificates.

      In addition, with respect to any obligor or group of affiliated obligors with respect to any pool asset or group of pool assets, or property or group of related properties securing any pool asset or group of pool assets, if such pool asset or group of pool assets represents a material concentration within the mortgage asset pool, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties as required under the Securities Act and the Exchange Act.

      Originators. Some or all of the mortgage loans included in one of our trusts may be originated by Merrill Lynch Mortgage Lending, Inc. or by one of
our other affiliates. In addition, there may be other third-party originators of the mortgage loans to be included in one of our trusts. Accordingly, we will acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee, in privately negotiated transactions. See
"THE SPONSOR." We will identify in the related prospectus supplement any originator or group of affiliated originators--apart from any sponsor and/or its affiliates--that will or is expected to originate mortgage loans representing
10% or more of the related mortgage asset pool, by balance.

      Method and Criteria by Which Mortgage Loans are Selected for Inclusion in
a Securitization. There is no formal method or established criteria by which mortgage loans are selected for inclusion in any particular asset securitization. Merrill Lynch Mortgage Lending, Inc. ("MLML"), which is expected to be one of the sponsors, and its affiliates generally originate mortgage loans in accordance with the underwriting criteria described under the heading "THE
SPONSOR." When any such mortgage loan is originated, MLML or one of its affiliates will generally determine whether the subject mortgage loan is to be targeted for securitization. Mortgage loans targeted for securitization are usually securitized as soon as possible after origination. Accordingly, all such

                                      -75-

mortgage loans held by MLML pending securitization would be expected to be securitized as soon thereafter as possible.

      Notwithstanding the foregoing, we or MLML could decide not to include one or more mortgage loans in a particular securitization transaction for business reasons. For example, MLML or one of its affiliates could hold a mortgage loan out of securitization transactions until the related mortgaged property
"stabilizes" (such as following significant renovations, a lease-up period or a free rent period for a significant portion of the tenants). A mortgage loan may not be included in a securitization transaction because it would have adverse effects on the diversity of the subject asset pool (including by reason of its size, the related property type or the related geographic property location), which in turn could make the related certificates less appealing to investors or adversely affect rating levels. Also, MLML or an affiliate could remove a mortgage loan from the potential asset pool in response to investor feedback.
Likewise, we could request another sponsor or mortgage loan seller that is contributing mortgage loans to one of our securitizations not to include one or more of those mortgage loans for reasons similar to those above or because of material inconsistencies with MLML's underwriting standards.

MORTGAGE-BACKED SECURITIES

      The mortgage-backed securities underlying a series of offered certificates may include:

      o     mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

      o     certificates issued and/or insured or guaranteed by Freddie Mac,
            Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

      In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

      Each mortgage-backed security included in one of our trusts--

      o     will have been registered under the Securities Act, or

      o     will be exempt from the registration requirements of the Securities
            Act, or will have been held for at least the holding period specified in Rule 144(k) under that Act, or

      o     may otherwise be resold by us publicly without registration under the Securities Act.

      We will register the offering of any mortgage-backed security to be included in one of our trusts with the SEC if --

      o     the issuer of the subject mortgage-backed securities has a direct or indirect agreement, arrangement, relationship or understanding with the issuing entity, the depositor, any sponsor or an underwriter, relating to inclusion of those mortgage-backed securities in our trust,

      o     the issuer of the subject mortgage-backed securities or any of its affiliates is an affiliate of the issuing entity, the depositor, any sponsor or an underwriter of a series of offered certificates, or

      o     the depositor would not be free to publicly resell the subject mortgage-backed securities without registration under the Securities
            Act.

                                      -76-

      Any registration of underlying securities will be made in compliance with the provisions of Rule 190 under the Securities Act. In connection with any such registration--

      o     the prospectus supplement for the related series of offered certificates will describe the plan of distribution for both that series of offered certificates and the underlying mortgage-backed securities; and

      o     the separate prospectus relating to the offering of the underlying mortgage-backed securities will be delivered simultaneously with the delivery of the prospectus relating to the series of offered certificates described in the prospectus supplement that relates to that series of offered certificates, which prospectus supplement will either state that the prospectus for the offering of the underlying mortgage-backed securities is being delivered along with the prospectus for the underlying mortgage-backed securities, or will be combined with the prospectus for the offering of the underlying mortgage-backed securities.

      If the offering of the subject series of offered certificates and the underlying mortgage-backed securities is not made on a firm commitment basis, the issuing entity or the underwriters for the offering of the subject series of offered certificates will be required to distribute a preliminary prospectus for both the subject series of offered certificates and the underlying mortgage-backed securities to any person who is expected to receive a confirmation of sale of the subject series of offered certificates at least 48 hours prior to sending such confirmation.

      We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

      o     the initial and outstanding principal amount(s) and type of the securities;

      o     the original and remaining term(s) to stated maturity of the securities;

      o     the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

      o     the payment characteristics of the securities;

      o     the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

      o     a description of the related credit support, if any;

      o     the type of mortgage loans underlying the securities;

      o     the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

      o     the terms and conditions for substituting mortgage loans backing the securities; and

      o     the characteristics of any agreements or instruments providing interest rate protection to the securities.

      With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Exchange Act, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

                                      -77-

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

      We will generally acquire the mortgage assets to be included in one of our trusts from Merrill Lynch Mortgage Lending, Inc. or another of our affiliates or from another seller of commercial and multifamily mortgage loans. We will then transfer those mortgage assets to the issuing entity for the related securitization transaction.

      If and to the extent described in the related prospectus supplement, we, a mortgage asset seller or another specified person or entity may make or assign to or for the benefit of one of our trusts various representations and warranties, or may be obligated to deliver to one of our trusts various documents, in either case relating to some or all of the mortgage assets transferred to that trust. A material breach of one of those representations and warranties or a failure to deliver a material document may, under the circumstances described in the related prospectus supplement, give rise to an obligation to repurchase the affected mortgage asset(s) out of the subject trust or to replace the affected mortgage asset(s) with other mortgage asset(s) that satisfy the criteria specified in the related prospectus supplement.

      In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, the subject securitization transaction may include a prefunding feature, in which case we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For a specified period, as set forth in the related prospectus supplement, following the date of initial issuance of that series of certificates, which will constitute the prefunding period, we or our designee will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver or arrange for the delivery of mortgage assets sufficient to make up the entire shortfall within the prefunding period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

      If the subject securitization transaction involves a prefunding period, then we will indicate in the related prospectus supplement, among other things:

      o     the term or duration of the prefunding period, which period may not extend more than one year beyond the date of initial issuance of the related offered certificates;

      o     the amount of proceeds to be deposited in the prefunding account and the percentage of the mortgage asset pool and any class or series of offered certificates represented by those proceeds, which proceeds may not exceed 50% of the related offering proceeds;

      o     triggers or events that would trigger limits on or terminate the prefunding period and the effects of such triggers;

      o     when and how new pool assets may be acquired during the prefunding period, and any limits on the amount, type or speed with which pool assets may be acquired;

      o     the acquisition or underwriting criteria for additional pool assets to be acquired during the prefunding period, including any differences from the criteria used to select the current asset pool;

                                      -78-

      o     which party has the authority to add assets to the asset pool or determine if such pool assets meet the acquisition or underwriting criteria for additional pool assets, and whether or not there will be any independent verification of such person's exercise of authority or determinations;

      o     any requirements to add minimum amounts of pool assets and any effects of not meeting those requirements;

      o     if applicable, the procedures and standards for the temporary investment of funds in a prefunding account pending use (including the disposition of gains and losses on pending funds) and a description of the financial products or instruments eligible for such accounts;

      o     the circumstances under which funds in a prefunding account will be returned to investors or otherwise disposed of; and

      o     a statement of whether, and if so, how investors will be notified of changes to the asset pool.

      If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of certificates in exchange for:

      o     cash that would be applied to pay down the principal balances of certificates of that series; and/or

      o     other mortgage loans or mortgage-backed securities that--

            1.    conform to the description of mortgage assets in this
                  prospectus, and

            2.    satisfy the criteria set forth in the related prospectus
                  supplement.

      For example, if a mortgage loan backing a series of offered certificates defaults, then it may be subject to (a) a purchase option on the part of another lender whose loan is secured by a lien on the same real estate collateral or by a lien on an equity interest in the related borrower and/or (b) a fair value purchase option under the applicable governing document(s) for the subject securitization transaction or another servicing agreement.

      In addition, if so specified in the related prospectus supplement, but subject to the conditions specified in that prospectus supplement, one or more holders of certificates may exchange those certificates for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates.

      Further, if so specified in the related prospectus supplement, a special servicer or other specified party for one of our trusts may be obligated, under the circumstances described in that prospectus supplement, to sell on behalf of the trust a delinquent or defaulted mortgage asset.

      See also "DESCRIPTION OF THE CERTIFICATES--Termination and Redemption."

CASH, ACCOUNTS AND PERMITTED INVESTMENTS

      The trust assets underlying a series of offered certificates will include cash from various sources, including initial deposits and payments and collections received or advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as applicable.

      The trust assets underlying a series of offered certificates will also include one or more accounts established and maintained on behalf of the holders. All initial deposits, payments and collections received or

                                      -79-

advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as the case may be, and any other cash held by one of our trusts will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

      Funds on deposit in any account established and maintained on behalf of certificateholders may be invested in Permitted Investments. In the related prospectus supplement, we will provide a summary description of those Permitted
Investments and identify the beneficiary of any interest and other income earned on funds in an account established and maintained on behalf of certificateholders.

CREDIT SUPPORT

      The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related underlying mortgage loans or mortgage-backed securities. The types of credit support that may benefit the holders of a class of offered certificates include:

      o     the subordination of one or more other classes of certificates of the same series;

      o     overcollateralization;

      o     a letter of credit;

      o     a surety bond;

      o     an insurance policy;

      o     a guarantee; and/or

      o     a reserve fund.

      See "DESCRIPTION OF CREDIT SUPPORT".

      In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates and, if applicable, we will identify the provider of that credit support.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

      The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

      o     interest rate exchange agreements;

      o     interest rate cap agreements;

      o     interest rate floor agreements; or

      o     currency exchange agreements.

                                      -80-

      An interest rate exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by a predetermined dollar principal amount (which may decline over time according to an agreed-upon schedule), called the notional principal amount. No principal (notional amount) is exchanged between the parties to the transaction; only interest is exchanged. In its most common form, one party agrees to the pay the other a fixed rate of interest in exchange for a floating rate.

      An interest rate cap agreement is an arrangement whereby two parties (also called counterparties) enter into an agreement that places a ceiling (a "cap strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate cap agreement uses the interest rate cap agreement to limit its maximum payable interest rate in respect of an obligation it has to make payments at a floating rate. If the buyer's floating rate rises above the cap strike, the interest rate cap agreement provides for payments from the seller to the buyer for the difference between the floating rate and the cap strike. If the floating rate remains below the cap strike, no payments are required. The cap buyer is required to pay an up-front fee for the cap agreement.

      An interest rate floor agreement is an arrangement whereby two parties
(also called counterparties) enter into an agreement that places a minimum value
(a "floor strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate floor agreement uses the interest rate floor agreement to limit its minimum receivable interest rate in respect of an entitlement it has to receive payments at a floating rate. The seller of the interest rate floor agreement accepts a minimum on the interest rate it will pay in return for the receipt of a premium payment.
If the floating rate drops below the floor strike, the floor agreement provides for payments from the seller to the buyer for the difference between the floor strike and the floating rate.

      A currency exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (also called counterparties) enter into an agreement to exchange interest and/or principal payments in different currencies on a periodic or one-time basis.

      In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                                   THE SPONSOR

GENERAL CHARACTER OF THE SPONSOR AND ITS BUSINESS

      Unless otherwise specified in the related prospectus supplement, Merrill
Lynch Mortgage Lending, Inc. ("MLML") will act as the sole sponsor or a co-sponsor for each securitization transaction involving the issuance of a series of offered certificates. Any other entity which acts as a sponsor or as a co-sponsor with MLML will be described in the related prospectus supplement.

      MLML is a Delaware corporation formerly known as ML Health Care Servicing,
Inc., and is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. MLML makes, and purchases from lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage-backed securitization
("CMBS") transactions. MLML and its affiliates also purchase prime, subprime, nonperforming and subperforming residential mortgage loans from originators of these loans and aggregates these loans for sale in asset-backed securitization transactions.

                                      -81-

      MLML is licensed as a Title II Nonsupervised Mortgagee approved by the
United States Department of Housing and Urban Development to originate and service mortgage loans. MLML acts as servicer of record for a small number of
FHA-insured loans that are serviced by a sub-servicer. MLML does not service the commercial and multifamily loans that it originates or acquires for securitization in CMBS transactions.

      MLML also engages in the origination, and/or buying and selling, of mortgages and other interests in mortgage loans for investment purposes.
Further, MLML enters into resale and repurchase agreements to finance trading inventory positions.

THE SPONSOR'S SECURITIZATION PROGRAM

      MLML and its affiliates, directly or through correspondents, originate multifamily and commercial mortgage loans throughout the United States and abroad. MLML and its affiliates have been engaged in the origination of multifamily and commercial mortgage loans for securitization since 1994. The multifamily and commercial mortgage loans originated and securitized by MLML and its affiliates include both fixed-rate loans and floating-rate loans and both conduit balance loans--which are average-sized by industry standards-- and large balance loans. Most of the multifamily and commercial mortgage loans included in commercial mortgage securitizations sponsored by MLML and its affiliates have been originated, directly or through correspondents, by MLML or an affiliate.

      In addition, in the normal course of its securitization program, MLML and its affiliates, may also acquire multifamily and commercial mortgage loans from various third party originators. These mortgage loans may have been originated using underwriting guidelines not established by MLML or any of its affiliates.
The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

      MLML and its affiliates may also originate multifamily and commercial mortgage loans in conjunction with third-party correspondents and, in those cases, the third-party correspondents would perform the underwriting based on various criteria established or reviewed by MLML, and MLML or an affiliate would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

      In connection with its commercial mortgage securitization transactions,
MLML or an affiliate generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity for the related securitization. In return for the transfer of the subject mortgage assets by the depositor to the issuing entity, the issuing entity issues commercial mortgage pass-through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

      MLML and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. MLML will generally act as sponsor, originator and mortgage loan seller in its commercial mortgage securitization transactions. With respect to certain of its commercial mortgage securitization transactions, there may be a co-sponsor and/or other mortgage loan sellers and originators. We will identify any co-sponsor in the related prospectus supplement. Neither MLML nor any of its affiliates acts as servicer of the multifamily and commercial mortgage loans in its commercial mortgage securitizations. Instead, MLML and/or the related depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund for a series of offered certificates.

      In connection with MLML or an affiliate contributing mortgage loans to a commercial mortgage securitization transaction, MLML or that affiliate may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

      o     deliver various specified loan documents;

                                      -82-

      o     file and/or record various specified loan documents and assignments of those documents; and

      o     make various loan-specific representations and warranties.

      If it is later determined that any mortgage asset contributed by MLML or an affiliate fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then MLML or such affiliate will generally have an obligation to cure the subject defect, omission or breach or to repurchase or replace the subject mortgage asset.

UNDERWRITING STANDARDS

      General. Set forth below is a discussion of certain general underwriting guidelines of MLML with respect to multifamily and commercial mortgage loans originated by MLML. The underwriting guidelines described below may not--and generally will not--apply to multifamily and commercial mortgage loans acquired by MLML from third party originators.

      Notwithstanding the discussion below, given the unique nature of income-producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--Underwriting Standards"
section.

      Loan Analysis. MLML performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third-party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single-purpose entities, although exceptions may be made from time to time on a case-by-case basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, rent rolls and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances, MLML's underwriting staff and/or legal counsel will review leases of significant tenants. MLML may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. MLML generally requires third-party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a MLML staff member or a third-party reviewer. The results of these reviews are incorporated into the underwriting report.

      Loan Approval. Prior to commitment, all multifamily and commercial mortgage loans to be originated by MLML must be approved by one or more
--depending on loan size--specified officers of MLML. The officer or officers responsible for loan approval may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

      Debt Service Coverage Ratio. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make payments on the loan. Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, MLML will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in

                                      -83-

the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income, net of operating expenses, capital
            expenditures and other amounts required to be reserved for various purposes, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral.

However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

      For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, MLML may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

      o     the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

      o     the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

      o     the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

      o     the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

      o     assumptions regarding the probability of renewal of particular leases and/or the re-leasing of certain space at the subject real property collateral and the anticipated effect on capital and re-leasing expenditures; and

      o     various additional lease-up assumptions and other assumptions regarding the payment of rent not currently being paid.

      There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

      Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances

                                      -84-

particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

      We expect to provide in the related prospectus supplement debt service coverage ratios for each mortgage loan backing a series of offered certificates and a more detailed discussion of the calculation of net cash flow used in determining those debt service coverage ratios.

      Loan-to-Value Ratio. MLML also looks at the loan-to-value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

      o     the estimated value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      Generally, the loan-to-value ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or less than 80% (subject to the discussion under "--Additional Debt" below);
however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a loan-to-value ratio above 80% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

      We expect to provide in the related prospectus supplement loan-to-value ratios for each mortgage loan backing a series of offered certificates and the property valuation used in determining those loan-to-value ratios.

      Additional Debt. When underwriting a multifamily or commercial mortgage loan, MLML will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that MLML or an affiliate will be the lender on that additional debt.

      The debt service coverage ratios described above under "--Debt Service
Coverage Ratio" and the loan-to-value ratios described above under
"--Loan-to-Value Ratio" may be below 1.20:1 and above 80%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

      Assessments of Property Condition. As part of the underwriting process,
MLML will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
MLML may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

      Appraisals. MLML will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute, a membership association of professional real estate appraisers. In addition, MLML will

                                      -85-

generally require that those appraisals be conducted in accordance with the
Uniform Standards of Professional Appraisal Practices developed by The Appraisal
Foundation, a not-for-profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, MLML may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      Environmental Assessment. MLML may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant,
MLML may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Alternatively, MLML might forego an environmental assessment in limited circumstances, such as when it has obtained the benefits of an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when MLML or the environmental consultant believes that such an analysis is warranted under the circumstances.

      Depending on the findings of the initial environmental assessment, MLML may require additional record searches or environmental testing, such as a Phase
II environmental assessment with respect to the subject real property collateral.

      Engineering Assessment. In connection with the origination process, MLML may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, MLML will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
MLML may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is in excess of 20% of the estimated replacement cost for the improvements at the property, MLML may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that because the seismic assessments may not necessarily have used the same assumptions in assessing probable maximum loss, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

      Zoning and Building Code Compliance. In connection with the origination of a multifamily or commercial mortgage loan, MLML will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents;
temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; and/or representations by the related borrower.

      Where a property as currently operated is a permitted nonconforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, MLML will analyze whether--

      o     any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

                                      -86-

      o     casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by
            MLML to be sufficient to pay off the related mortgage loan in full;

      o     the real property collateral, if permitted to be repaired or restored in conformity with current law, would in MLML's judgment constitute adequate security for the related mortgage loan; and/or

      o     to require the related borrower to obtain law and ordinance insurance.

      Escrow Requirements. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, MLML may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. MLML conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MLML. Furthermore, MLML may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

      Notwithstanding the foregoing discussion under this "--Underwriting
Guidelines" section, we may purchase mortgage loans for inclusion in a trust fund which vary from, or do not comply with, MLML's underwriting guidelines. In addition, in some cases, MLML's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case-by-case permitted exception based upon other compensating factors.

                                  THE DEPOSITOR

      We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We are a corporation organized under the laws of the State of Delaware. We were initially incorporated on June 13, 1986. We are a wholly owned, direct subsidiary of
Merrill Lynch Mortgage Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. Our principal executive offices are located at 4 World Financial Center, 10th Floor 250 Vesey Street, New York, New
York 10080. Our telephone number is 212-449-1000. There can be no assurance that at any particular time we will have any significant assets. We do not file with the SEC annual reports on Form 10-K or any other reports with respect to ourselves or our financial condition pursuant to Section 13(a) or 15(d) of the
Exchange Act.

      We were organized, among other things, for the purposes of:

      o     issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

      o     selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan
            agreements, evidencing those interests with pass-through
            certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan
            agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or manufactured housing conditional sales contracts and loan agreements acquired and sold and taking certain other actions with respect thereto;

                                      -87-

      o     acting as settlor or depositor of trusts formed to issue, sell and deliver series of bonds secured by a pledge or assignment of mortgage obligations, pass-through certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing in or selling beneficial interests in the same, acquiring, owning, holding and pledging or selling interests in residential mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing cash balances on an interim basis in certain short term investments; and

      o     doing all such things as are reasonable or necessary to enable us to carry out any of the above, including entering into loan agreements, servicing agreements and reimbursements agreements and selling certificates of interest in any trust for which we serve as depositor.

      Since our incorporation in 1986, we have been engaged in the securitization of commercial and multifamily mortgage loans and in acting as depositor of one or more trusts formed to issue commercial mortgage pass-through certificates that are secured by or represent interests in, pools of mortgage loans.

      We will generally acquire the mortgage assets that are to back each series of offered certificates from the sponsor(s) for the subject securitization transaction or, if specified in the prospectus supplement, from one or more other mortgage asset sellers, in each case in privately negotiated transactions.
We will thereupon transfer those mortgage assets to the related trust.

      After the issuance of a series of offered certificates, we may be required, to the extent specified in the related Governing Document, to perform certain actions on a continual basis, including but not limited to:

      o     to remove the trustee upon the occurrence of certain specified events, including certain events of bankruptcy or insolvency, failure to deliver certain required reports or imposition of a tax upon the trust fund, and thereupon appoint a successor trustee;

      o     to appoint a successor trustee in the event that the trustee resigns, is removed or becomes ineligible to continue serving in such capacity under the related Governing Document;

      o     to provide the trustee, the master servicer and the special servicer with any reports, certifications and information--other than with respect to the mortgage loans--that they may reasonably require to comply with the terms of the related Governing Document; and

      o     to provide to the related tax administrator in respect of the related trust such information as it may reasonably require to perform its reporting and other tax compliance obligations under the related Governing Document.

      Generally, it is expected that the functions and/or duties set out under this "The Depositor" section will be performed by our agents or affiliates.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

      The yield on your offered certificates will depend on--

      o     the price you paid for your offered certificates,

      o     the pass-through rate on your offered certificates, and

      o     the amount and timing of payments on your offered certificates.

                                      -88-

      The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

      A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

      There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

      The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

      o     the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

      o     the dates on which any balloon payments are due; and

      o     the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

      Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

      The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

      o     whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

      o     when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered
            certificates.

      If you purchase your offered certificates at a discount, then you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, then you should

                                      -89-

consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

      If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, then you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

      If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

      o     be based on the principal balances of some or all of the mortgage assets in the related trust, or

      o     equal the total principal balance, or a designated portion of the total principal balance, of one or more of the other classes of certificates of the same series.

Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

      o     payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, and/or

      o     payments are made in reduction of the total principal balance of the class or classes of certificates, or the designated portion of that total principal balance, referred to in the second bullet point of the prior sentence.

      The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

      o     the availability of mortgage credit;

      o     the relative economic vitality of the area in which the related real properties are located;

      o     the quality of management of the related real properties;

      o     the servicing of the mortgage loans;

      o     possible changes in tax laws; and

      o     other opportunities for investment.

      In general, those factors that increase--

      o     the attractiveness of selling or refinancing a commercial or multifamily property, or

      o     the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

      The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

      o     prepayment lock-out periods, and

                                      -90-

      o     requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

      The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

      o     to convert to a fixed rate loan and thereby lock in that rate, or

      o     to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

      Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

      o     realize its equity in the property,

      o     meet cash flow needs or

      o     make other investments.

      Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

      We make no representation as to--

      o     the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

      o     the relative importance of those factors,

      o     the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

      o     the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

      The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

      The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

      o     scheduled amortization, or

                                      -91-

      o     prepayments, including--

            1.    voluntary prepayments by borrowers, and

            2.    involuntary prepayments resulting from liquidations,
                  casualties or condemnations and purchases of mortgage loans out of the related trust.

      In the prospectus supplement for a series of offered certificates, we will specify the projected weighted average life of each class of those offered certificates with principal balances, based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those weighted average lives and assumptions are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

PREPAYMENT MODELS

      Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2%
per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

      Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

      Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

      o     to refinance the loan, or

      o     to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

      o     the bankruptcy of the borrower, or

      o     adverse economic conditions in the market where the related real property is located.

      In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a

                                      -92-

mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

      Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

      o     limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

      o     provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

      o     provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

      Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

      The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant.
This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

      The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

      During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

      Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

      o     the number of foreclosures with respect to the underlying mortgage loans; and

      o     the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

      Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

                                      -93-

      Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

      The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

      o     a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

      o     the establishment of a priority of payments among classes of certificates.

      If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

      Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

      o     amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

      o     interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

      o     prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

      o     any other amounts described in the related prospectus supplement.

      The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

      The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, one or more master servicers and one or more special servicers. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for the subject series of offered certificates.

      If we so specify in the related prospectus supplement, the originator of the mortgage assets or a party from whom we acquire mortgage assets or one of their respective affiliates may perform the functions of master

                                      -94-

servicer, special servicer, primary servicer, sub-servicer or manager for the trust to which we transfer those assets. The same person or entity may act as both master servicer and special servicer for one of our trusts.

      Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

      A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the
Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing
Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the
Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "The Depositor."

ASSIGNMENT OF MORTGAGE ASSETS

      At the time of initial issuance of any series of offered certificates, we will acquire and assign, or cause to be directly assigned, to the designated trustee those mortgage loans or mortgage-backed securities and any other assets to be included in the related trust fund. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related underlying mortgage loans or mortgage-backed securities in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required.
Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

      Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

      o     in the case of a mortgage loan--

            1.    the address of the related real property,

            2.    the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
                  information,

            3.    the remaining term to maturity,

            4.    if the mortgage loan is a balloon loan, the remaining
                  amortization term, and

            5.    the outstanding principal balance; and

      o     in the case of a mortgage-backed security--

            1.    the outstanding principal balance, and

                                      -95-

            2.    the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

      If and to the extent set forth in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

      o     the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
            Governing Document for that series;

      o     the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

      o     in the case of a mortgage loan--

            1.    the enforceability of the related mortgage note and mortgage,

            2.    the existence of title insurance insuring the lien priority of the related mortgage, and

            3.    the payment status of the mortgage loan.

      We will identify the warranting party, and give a more detailed summary of the representations and warranties made thereby, in the related prospectus supplement. In most cases, the warranting party will be a prior holder of the particular mortgage assets. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a material breach of any of those representations and warranties.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

      The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

      In general, the related master servicer and special servicer, directly or through primary servicers or sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related
Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

      As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

                                      -96-

      The master servicer and/or the special servicer for one or our trusts, directly or through primary servicers or sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

      o     maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

      o     ensuring that the related properties are properly insured;

      o     attempting to collect delinquent payments;

      o     supervising foreclosures;

      o     negotiating modifications;

      o     responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

      o     protecting the interests of certificateholders with respect to senior lienholders;

      o     conducting inspections of the related real properties on a periodic or other basis;

      o     collecting and evaluating financial statements for the related real properties;

      o     managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

      o     maintaining servicing records relating to mortgage loans in the trust.

      We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

      o     mortgage loans that are delinquent with respect to a specified number of scheduled payments;

      o     mortgage loans as to which there is a material non-monetary default;

      o     mortgage loans as to which the related borrower has--

            1.    entered into or consented to bankruptcy, appointment of a
                  receiver or conservator or similar insolvency proceeding, or

            2.    become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

      o     real properties acquired as part of the trust with respect to defaulted mortgage loans.

      The related Governing Document may also provide that if, in the judgment of the related master servicer or other specified party, a payment default or a material non-monetary default is reasonably foreseeable, the related master servicer may elect or be required to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the

                                      -97-

forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

      A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time period within which a special servicer can--

      o     make the initial determination of appropriate action,

      o     evaluate the success of corrective action,

      o     develop additional initiatives,

      o     institute foreclosure proceedings and actually foreclose, or

      o     accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws."

      A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

      o     performing property inspections and collecting, and

      o     evaluating financial statements.

      A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

      o     continuing to receive payments on the mortgage loan,

      o     making calculations with respect to the mortgage loan, and

      o     making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

                                      -98-

      The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

      If and to the extent set forth in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

SERVICING MORTGAGE LOANS THAT ARE PART OF A LOAN COMBINATION

      Certain of the mortgage loans that are included in our trusts will be part of a loan combination as described under "The Trust Fund--Mortgage Loans--Loan
Combinations." With respect to certain of those mortgage loans, the entire loan combination may be serviced under the applicable Governing Document for our trust, in which case the servicers under the Governing Document will have to service the loan combination with regard to and considering the interests of the holders of the non-trust mortgage loans included in the related loan combination. With respect to other mortgage loans in our trusts that are part of a loan combination, the entire loan combination may be serviced under a servicing agreement for the securitization of a related non-trust loan in that loan combination, in which case our servicers and the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans. In any event, the related non-trust mortgage loan noteholders may be permitted to exercise certain rights and direct certain servicing actions with respect to the entire loan combination, including the mortgage loan in our trust. See "RISK FACTORS--With Respect to Certain Mortgage
Loans Included in Our Trusts, the Mortgaged Property or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related
Mortgage Loans That Are Not in the Trust; The Interests of the Holders of Those
Non-Trust Mortgage Loans May Conflict with Your Interests."

PRIMARY SERVICERS AND SUB-SERVICERS

      A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers, primary servicers and sub-servicers. In addition, an originator or a seller of a mortgage loan may act as primary servicer or sub-servicer with respect to that mortgage loan after it is included in one of our trusts. A primary servicer or sub-servicer with respect to a particular mortgage loan will often have direct contact with the related borrower and may effectively perform all of the related primary servicing functions (other than special servicing functions), with related collections and reports being forwarded by that primary servicer or sub-servicer to the master servicer for aggregation of such items with the remaining mortgage pool. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated for performance of the delegated duties under the related Governing Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document.

      Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the related trust, through the master servicer or special servicer, as the case may be, that retained it, for expenditures that it makes, generally to the same extent that such master servicer or special servicer, as the case may be, would be reimbursed under the related Governing Document.

      We will identify in the related prospectus supplement any primary servicer or sub-servicer that, at the time of initial issuance of the subject offered certificates, is affiliated with us or with the issuing entity or any sponsor for the subject securitization transaction or is expected to be a servicer of mortgage loans representing 10% or more of the related mortgage asset pool, by balance.

                                      -99-

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

      Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

      o     that mortgage-backed security will be registered in the name of the related trustee or its designee;

      o     the related trustee will receive payments on that mortgage-backed security; and

      o     subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

ADVANCES

      If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

      o     delinquent payments of principal and/or interest, other than balloon payments,

      o     property protection expenses,

      o     other servicing expenses, or

      o     any other items specified in the related prospectus supplement.

      If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

      Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

      o     subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

      o     any other specific sources identified in the related prospectus supplement.

      If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

      o     periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

      o     at any other times and from any sources as we may describe in the related prospectus supplement.

                                      -100-

      If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

      Unless we specify otherwise in the related prospectus supplement, the master servicer, special servicer or manager for any of our trusts may each resign from its obligations in that capacity, upon--

      o     the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

      o     a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

      In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be. In some cases, the appointment of a successor master servicer may require our consent, but if we have not responded to a request for consent to a successor within the requisite time period, that consent may be deemed to have been given. If the duties of the master servicer or the special servicer are transferred to a successor thereto, the master servicing fee and the special servicing fee and, except as otherwise described in the related prospectus supplement, any workout fee and/or any liquidation fee, as applicable, that accrues or otherwise becomes payable under the Governing Document from and after the date of such transfer will be payable to such successor. The Governing Document will require the resigning master servicer or special servicer to pay all costs and expenses in connection with its resignation and the resulting transfer of servicing.

      With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related
Governing Document.

      In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other parties to the related Governing Document will be protected, however, against any liability that would otherwise be imposed by reason of--

      o     willful misfeasance, bad faith or gross negligence in the
            performance of obligations or duties under the related Governing
            Document for any series of offered certificates, or

      o     reckless disregard of those obligations and duties.

      Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any such loss, liability or expense:

      o     specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

                                      -101-

      o     incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

      o     incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

      Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

      o     the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

      o     either--

            1.    that party is specifically required to bear the expense of the action, or

            2.    the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
                  reimbursed under the Governing Document for the affected
                  series of offered certificates.

      However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

      With limited exception, any person or entity--

      o     into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

      o     resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

      o     succeeding to all or substantially all of our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

      The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

      We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity. In general, the Governing Document for each series of offered certificates will provide that if the defaulting party is terminated as a result of any such event of default, and if a non-defaulting party to that
Governing Document incurs any costs or expenses in connection with the termination of the defaulting party and the transfer of the defaulting party's duties under that Governing Document, then those

                                      -102-

costs and expenses of such non-defaulting party must be borne by the defaulting party, and if not paid by the defaulting party within a specified period after its termination, such non-defaulting party will be entitled to indemnification for those costs and expenses from the related trust fund, although the defaulting party will not thereby be relieved of its liability for those costs and expenses.

AMENDMENT

      The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

      1.    to cure any ambiguity;

      2.    to correct, modify or supplement any provision in the Governing
            Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

      3.    to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

      4.    to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the
            Internal Revenue Code relating to REMICs or grantor trusts if the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that requirement;

      5.    to relax or eliminate any requirement under the Governing Document imposed by the Securities Act, or the rules under that Act if that
            Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

      6.    to comply with any requirements imposed by the Internal Revenue Code or any final, temporary or, in some cases, proposed regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the Governing
            Document;

      7.    to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC;

      8.    to further clarify or amend any provision of the Governing Document to reflect the new agreement between the parties regarding SEC reporting and filing obligations and related matters; or

      9.    to otherwise modify or delete existing provisions of the Governing
            Document.

      However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, then no such amendment may significantly change the activities of the related trust.

                                      -103-

      In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66 2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series. However, the Governing Document for a series of offered certificates may not be amended to--

      o     reduce in any manner the amount of, or delay the timing of, payments received on the related underlying mortgage loans or mortgage-backed securities that are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

      o     adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

      o     modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

      o     modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

      o     if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, significantly change the activities of the related trust without the consent of the holders of offered and non-offered certificates of that series representing, in total, not less than a majority of the voting rights for that series, without regard to any of those certificates held by us or any of our affiliates or agents.

Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that
Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

      Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

      The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

                                      -104-

DUTIES OF THE TRUSTEE

      The trustee for each series of offered certificates will not--

      o     make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

      o     be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

      If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

      As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

      The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control persons" within the meaning of the Securities Act will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing Document.
However, the indemnification of a trustee or any of its directors, officers, employees, affiliates, agents and "control persons" will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

      No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

      No trustee for any series of offered certificates will be under any obligation to exercise any of the trusts or powers vested in it by the related
Governing Document or to institute, conduct or defend any litigation under or in relation to that Governing Document at the request, order or direction of any of the certificateholders of that series, unless those certificateholders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred as a result.

      No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

      The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

                                      -105-

      The protections, immunities and indemnities afforded to the trustee for one of our trusts will also be available to it in its capacity as authenticating agent, certificate registrar, tax administrator and custodian for that trust.

RESIGNATION AND REMOVAL OF THE TRUSTEE

      The trustee for any series of offered certificates may resign at any time by giving written notice thereof to us, the master servicer, the special servicer and all certificateholders. Upon receiving such notice, we will be obligated to appoint a successor to a resigning trustee. If no successor trustee has been appointed and has accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      In general, if--

      o     at any time the trustee ceases to be eligible in accordance with the provisions of the Governing Document and fails to resign after we make a written request for the trustee to resign, or

      o     if at any time the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

      o     if the trustee fails (other than by reason of the failure of either the master servicer or the special servicer to timely perform its obligations or as a result of other circumstances beyond the trustee's reasonable control) to timely deliver or otherwise make available in accordance with the Governing Document certain reports or statements required under the Governing Document and such failure continues unremedied for a period set forth in the Governing
            Document after receipt of written notice by the trustee of such failure, or

      o     if a tax is imposed or threatened with respect to the trust fund by any state in which the trustee is located or in which it holds any portion of the trust fund,

then we may remove the trustee and appoint a successor trustee acceptable to us and the master servicer by written instrument, in duplicate, which instrument must be delivered to the trustee so removed and to the successor trustee.

      In addition, unless we indicate otherwise in the related prospectus supplement, the holders of the offered and non-offered certificates of a subject series of certificates evidencing not less than 51%--or any other percentage specified in the related prospectus supplement--of the voting rights for that series may at any time remove the trustee and appoint a successor trustee by written instrument(s), signed by such holders or their attorneys-in-fact, delivered to the master servicer, the trustee so removed and the successor trustee so appointed.

      In the event that the trustee is terminated or removed, all of its rights and obligations under the Governing Document and in and to the trust assets will be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal, including the right to receive all fees, expenses, advances, interest on advances and other amounts accrued or owing to it under the Governing Document with respect to periods prior to the date of such termination or removal, and no termination without cause will be effective until the payment of those amounts to the trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee. The Governing Document will generally provide that the predecessor trustee is required to deliver to the successor trustee--at the expense of the certificateholders that effected the removal if the trustee has been removed without cause, otherwise, if the trustee has been removed with cause or not at the request of certificateholders, or if such expenses are not paid by

                                      -106-

such certificateholders within a specified period, at the expense of the trust--all documents related to the mortgage assets held by it or its agent and statements held by it under the Governing Document.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interests in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

      A series of certificates consists of all those certificates that--

      o     have the same series designation;

      o     were issued under the same Governing Document; and

      o     represent beneficial ownership interests in the same trust.

      A class of certificates consists of all those certificates of a particular series that--

      o     have the same class designation; and

      o     have the same payment terms.

      The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

      o     a stated principal amount, which will be represented by its principal balance, if any;

      o     interest on a principal balance or notional amount, at a fixed, floating, adjustable or variable pass-through rate, which
            pass-through rate may change as of a specified date or upon the occurrence of specified events or for any other reason from one accrual or payment period to another, as described in the related prospectus supplement;

      o     specified, fixed or variable portions of the interest, principal or other amounts received on the related underlying mortgage loans or mortgage-backed securities;

      o     payments of principal, with disproportionate, nominal or no payments of interest;

      o     payments of interest, with disproportionate, nominal or no payments of principal;

      o     payments of interest on a deferred or partially deferred basis, which deferred interest may be added to the principal balance, if any, of the subject class of offered certificates or which deferred interest may or may not accrue interest, all as set forth in the related prospectus supplement;

      o     payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal
            outstanding on one or more other classes of certificates of the same series;

                                      -107-

      o     payments of interest or principal that are, in whole or in part, calculated based on or payable specifically or primarily from payments or other collections on particular related underlying mortgage loans or mortgage-backed securities;

      o     payments of principal to be made, from time to time or for designated periods, at a rate that is--

            1.    faster and, in some cases, substantially faster, or

            2.    slower and, in some cases, substantially slower, than the rate at which payments or other collections of principal are
                  received on the related underlying mortgage loans or
                  mortgage-backed securities;

      o     payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology;

      o     payments of principal that may be accelerated or slowed in response to a change in the rate of principal payments on the related underlying mortgage loans or mortgage-backed securities in order to protect the subject class of offered certificates or, alternatively, to protect one or more other classes of certificates of the same series from prepayment and/or extension risk;

      o     payments of principal out of amounts other than payments or other collections of principal on the related underlying mortgage loans or mortgage-backed securities such as excess spread on the related underlying mortgage loans or mortgage-backed securities or amounts otherwise payable as interest with respect to another class of certificates of the same series, which other class of certificates provides for the deferral of interest payments thereon;

      o     payments of residual amounts remaining after required payments have been made with respect to other classes of certificates of the same series; or

      o     payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related underlying mortgage loans or mortgage-backed securities.

      Any class of offered certificates may be senior or subordinate to or pari passu with one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

      A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, floating, adjustable or variable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, floating, adjustable or variable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, floating, adjustable or variable rate and on another portion of its total principal balance or notional amount at a different fixed, floating, adjustable or variable rate. Furthermore, a class of offered certificates may be senior to another class of certificates of the same series in some respects, such as receiving payments out of payments and other collections on particular related underlying mortgage loans or mortgage-backed securities, but subordinate in other respects, such as receiving payments out of the payments and other collections on different related underlying mortgage loans or mortgage-backed securities.

      Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical

                                      -108-

certificates or may be issued in book-entry form through the facilities of The
Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

      General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. Payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities will be the primary source of funds payable on a series of offered certificates. In the prospectus supplement for each series of offered certificates, we will identify:

      o     the frequency of distributions and the periodic distribution date for that series,

      o     the relevant collection period for payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities that are payable on that series on any particular distribution date; and

      o     the record date as of which certificateholders entitled to payments on any particular distribution date will be established.

      All payments with respect to a class of offered certificates on any distribution date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates.
Payments on an offered certificate will be made to the holder entitled thereto either--

      o     by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date, or in most cases, a specified number of days, generally no more than five, prior to that date, and has satisfied any other conditions specified in the related prospectus supplement, or

      o     by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

      In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

      In connection with the offering and issuance of each series of offered certificates, we will include the following information in the related prospectus supplement:

      o     the flow of funds for the transaction, including the payment allocations, rights and distribution priorities among all classes of the subject offered certificates, and within each class of those offered certificates, with respect to cash flows;

      o     any specified changes to the transaction structure that would be triggered upon a default or event of default on the related trust assets, such as a change in distribution priority among classes;

                                      -109-

      o     any credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, that are designed to enhance credit, facilitate the timely payment of monies due on the mortgage assets or owing to certificateholders, adjust the rate of return on those offered certificates, or preserve monies that will or might be distributed to certificateholders;

      o     how cash held pending distribution or other uses is held and invested, the length of time cash will be held pending distributions to certificateholders, the identity of the party or parties with access to cash balances and the authority to invest cash balances, the identity of the party or parties making decisions regarding the deposit, transfer or disbursement of mortgage asset cash flows and whether there will be any independent verification of the
            transaction accounts or account activity; and

      o     an itemized list (in tabular format) of fees and expenses to be paid or payable out of the cash flows from the related underlying mortgage loans or mortgage-backed securities.

      In the flow of funds discussion in any prospectus supplement, we will provide information regarding any directing of cash flows from the trust assets
- such as to reserve accounts, cash collateral accounts or expenses - and the purpose and operation of those requirements.

      Payments of Interest. In the case of a class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.
However, in some cases, the interest payable with respect to a class of interest-bearing offered certificates will equal a specified percentage or other specified portion, calculated as described in the related prospectus supplement, of the interest accrued or payable, as applicable, on some or all of the related underlying mortgage loans or mortgage-backed securities or on a particular related underlying mortgage loan or mortgage-backed security.

      The pass-through rate for a class of interest-bearing offered certificates may be fixed, floating, adjustable or variable. For example, the pass-through rate for a class of interest-bearing offered certificates may be:

      o     a specified fixed rate;

      o     a rate based on the interest rate for a particular related mortgage asset;

      o     a rate based on a weighted average of the interest rates for some or all of the related underlying mortgage loans or mortgage-backed securities, except that for purposes of calculating that weighted average rate any or all of the underlying rates may first be subject to a cap or floor or be increased or decreased by a specified spread or percentage or a spread or percentage calculated based on a specified formula, with any such underlying rate adjustments permitted to vary from mortgage asset to mortgage asset or, in the case of any particular mortgage asset, from one accrual or payment period to another;

      o     a rate that resets periodically based upon, and that varies either directly or indirectly with, the value from time to time of a designated objective index, such as the London interbank offered rate, a particular prime lending rate, a particular Treasury rate, the average cost of funds of one or more financial institutions or another similar index rate, as determined from time to time as set forth in the related prospectus supplement;

      o     a rate that is equal to the product of (a) a rate described in any of the foregoing bullets in this sentence, multiplied by (b) a specified percentage or a percentage calculated based on a specified formula, which specified percentage or specified formula may vary from one accrual or payment period to another;

                                      -110-

      o     a rate that is equal to (a) a rate described in any of the foregoing bullets in this sentence, increased or decreased by (b) a specified spread or a spread calculated based on a specified formula, which specified spread or specified formula may vary from one accrual or payment period to another;

      o     a floating, adjustable or otherwise variable rate that is described in any of the foregoing bullets in this sentence, except that it is limited by (a) a cap or ceiling that establishes either a maximum rate or a maximum number of basis points by which the rate may increase from one accrual or payment period to another or over the life of the subject offered certificates or (b) a floor that establishes either a minimum rate or a maximum number of basis points by which the rate may decrease from one accrual or payment period to another or over the life of the subject offered
            certificates;

      o     a rate that is described in any of the foregoing bullets in this sentence, except that it is subject to a limit on the amount of interest to be paid on the subject offered certificates in any accrual or payment period that is based on the total amount available for distribution;

      o     the highest, lowest or average of any two or more of the rates described in the foregoing bullets in this sentence, or the differential between any two of the rates described in the foregoing bullets in this sentence; or

      o     a rate that is based on (a) one fixed rate during one or more accrual or payment periods and a different fixed rate or rates, or any other rate or rates described in any of the foregoing bullets in this sentence, during other accrual or payment periods or (b) a floating, adjustable or otherwise variable rate described in any of the foregoing bullets in this sentence, during one or more accrual or payment periods and a fixed rate or rates, or a different floating, adjustable or otherwise variable rate or rates described in any of the foregoing bullets in this sentence during other accrual or payment periods.

      We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a floating, adjustable or variable pass-through rate, the method for determining that pass-through rate and how frequently it will be determined. If the rate to be paid with respect to any class of offered certificates can be a combination of two or more rates, we will provide information in the related prospectus supplement regarding each of those rates and when it applies.

      Interest may accrue with respect to any offered certificate on the basis of:

      o     a 360-day year consisting of 12 30-day months,

      o     the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

      o     the actual number of days elapsed during each relevant period in a normal calendar year, or

      o     any other method identified in the related prospectus supplement.

      We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

                                      -111-

      Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each distribution date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

      If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

      o     based on the principal balances of some or all of the related underlying mortgage loans or mortgage-backed securities; or

      o     equal to the total principal balances of one or more other classes of certificates of the same series.

      Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

      We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related underlying mortgage loans or mortgage-backed securities.

      Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related underlying mortgage loans or mortgage-backed securities and the other related trust assets (which will be of the type described under "THE TRUST FUND").

      The total outstanding principal balance of any class of offered certificates will be reduced by--

      o     payments of principal actually made to the holders of that class,
            and

      o     if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related underlying mortgage loans or mortgage-backed securities that are allocated to or are required to be borne by that class.

      A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

      We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

      We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement. Unless we so state in the related prospectus supplement, the initial total principal balance of a series of certificates will not be greater than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities transferred by us to the related trust. We will specify in the related prospectus supplement, if applicable the extent, expressed as a percentage, initial total principal

                                      -112-

balance of a series of certificates is greater than or less than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities that we transfer to the trust

      The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances of principal received or made with respect to the mortgage assets. Payments of principal on a series of offered certificates may also be made from the following sources:

      o     amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

      o     interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

      o     prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

      o     any other amounts described in the related prospectus supplement.

      We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each distribution date including any principal distribution schedules and formulas for calculating principal distributions from cash flows on the trust assets. Payment priorities among, principal distribution schedules for and formulas for calculating principal, distributions from cash flows on the related trust assets with respect to various classes of certificates of any particular series may be affected by and/or subject to change based upon defaults and/or losses with respect to the related trust assets or one or more particular trust assets and/or liquidation, amortization, performance or similar riggers or events with respect to the related trust assets or one or more particular trust assets. We will identify in the related prospectus supplement the rights of certificateholders and changes to the transaction structure or flow of funds if the events or triggers described in the preceding sentence occur.

      The offered certificates will not have maturity dates in a traditional sense, and it will not be an event of default if a class of offered certificates is not paid in full by a specified date. However, if the offered certificates of any particular class or series are not paid in full by a specified date, then, as and to the extent described in the related prospectus supplement, the applicable Governing Document may provide for a liquidation of a sufficient amount of related underlying mortgage loans or mortgage-backed securities to retire that class or series.

ALLOCATION OF LOSSES AND SHORTFALLS

      If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

      o     by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

      o     by establishing a priority of payments among those classes.

      See "DESCRIPTION OF CREDIT SUPPORT."

                                      -113-

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; REPORTS FILED WITH THE SEC

      All documents filed for the trust relating to a series of offered certificates after the date of this prospectus and before the end of the related offering with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act, are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus--or in the related prospectus supplement--or in any other subsequently filed document that also is incorporated by reference differs from that statement. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

      We or another transaction party on behalf of the trust for a series of offered certificates will file the reports required under the Securities Act and under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. These reports include but are not limited to:

      o     Reports on Form 8-K (Current Report), following the issuance of the series of certificates of the related trust fund, including as
            Exhibits to the Form 8-K, various agreements or other documents specified in the related prospectus supplement, if applicable;

      o     Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

      o     Reports on Form 10-D (Asset-Backed Issuer Distribution Report),
            containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following each related distribution date; and

      o     Report on Form 10-K (Annual Report), containing the items specified in Form 10-K with respect to a fiscal year and filing or furnishing, as appropriate, the required exhibits and the certification delivered pursuant to Section 302(a) of the Sarbanes-Oxley Act of
            2002.

      We do not intend, and no other transaction party will be required, to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act with respect to any of our trusts following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities
Exchange Act of 1934. Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant. Each of our trusts will have a separate file number assigned by the SEC, which unless otherwise specified in the related prospectus supplement is not available until filing of the final prospectus supplement related to the series. Reports filed with the SEC with respect to one of our trusts after the final prospectus supplement is filed will be available under trust's specific number, which will be a series number assigned to the file number for our registration statement as shown under "AVAILABLE
INFORMATION."

      We anticipate that, with respect to each of our trusts, the annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form
8-K and amendments to those reports filed or furnished pursuant to section 13(a)
or 15(d) of the Exchange Act will be made available on the website of the related trustee or the website of such other transaction party as may be identified in the prospectus supplement for the related series of offered certificates, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. If this is the case, we will identify in the applicable prospectus supplement the address of that website. If the foregoing reports will not be made available in this manner, then we will, in the related prospectus supplement, state whether an identified transaction party voluntarily will provide electronic or paper copies of the subject filings free of charge upon request.

                                      -114-

      We will, or will cause another transaction party to, provide to each person, including any beneficial owner, to whom a prospectus is delivered in connection with any offered certificates, free of charge upon written or oral request, a copy of any and all of the information that is incorporated by reference in that prospectus but not delivered with that prospectus. We will, in the related prospectus supplement, state the name, address and telephone number to which the request for this information must be made.

REPORTS TO CERTIFICATEHOLDERS

      On or about each distribution date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

      o     the payments made on that distribution date with respect to the applicable class of offered certificates, and

      o     the recent performance of the mortgage assets.

      Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate, upon request, a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

      o     that calendar year, or

      o     the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

      If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any distribution date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

      Except as described in the related prospectus supplement, neither the master servicer nor any other party to a Governing Document will be required to provide certificateholders, or a trustee on their behalf, periodic evidence of the absence of a default under, or of compliance with the terms of, that
Governing Document.

VOTING RIGHTS

      Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

      o     with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING DOCUMENTS--Amendment,"
            or

      o     as otherwise specified in this prospectus or in the related prospectus supplement.

      As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

                                      -115-

TERMINATION AND REDEMPTION

      The trust for each series of offered certificates will terminate and cease to exist following:

      o     the final payment or other liquidation of the last mortgage asset in that trust; and

      o     the payment, or provision for payment (i) to the certificateholders of that series of all amounts required to be paid to them and (ii)
            to the trustee, the fiscal agent, the master servicer, the special servicer and the members, managers, officers, directors, employees and/or agents of each of them of all amounts which may have become due and owing to any of them under the Governing Document.

      Written notice of termination of a trust will be given to each affected certificateholder prior to the date of termination. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

      If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement which parties may exercise that purchase option, the circumstances under which those parties may exercise that purchase option and the price or the formula for determining the price.

      If we so specify in the related prospectus supplement, following the date on which the total principal balances of the offered certificates are reduced to zero, if all of the remaining certificates (but excluding any class of certificates evidencing a residual interest in a REMIC) are held by the same certificateholder, that certificateholder will be entitled to exchange all of the remaining certificates for all of the mortgage assets underlying that series, thereby effecting the early termination of the related trust. We will describe in the related prospectus supplement the specific circumstances under which that exchange may occur.

      In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value or at such other price as may be set forth in, or as may be calculated in accordance with the formula set forth in, the related prospectus supplement. If the price at which the mortgage assets are sold is less than their unpaid balance, plus accrued interest, then the holders of one or more classes of certificates of the applicable series may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

      The title for any class of offered certificates with an optional redemption or termination feature that may be exercised when 25% or more of the original principal balance of the related mortgage asset pool is still outstanding, will include the word "callable."

BOOK-ENTRY REGISTRATION

      General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg
for so long as they are participants in DTC.

      DTC, Euroclear and Clearstream. DTC is:

                                      -116-

      o     a limited-purpose trust company organized under the New York Banking
            Law,

      o     a "banking corporation" within the meaning of the New York Banking
            Law,

      o     a member of the Federal Reserve System,

      o     a "clearing corporation" within the meaning of the New York Uniform
            Commercial Code, and

      o     a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act.

      DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

      It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

                                      -117-

      It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

      Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms
and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.
The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

      The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

      Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates.
DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

      Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

      Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of
Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in
Euroclear

                                      -118-

or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

      Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

      Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records, unless
DTC has reason to believe that it will not receive payment on that date.
Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

      o     governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

      o     the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

      Under a book-entry system, beneficial owners may receive payments after the related distribution date.

      The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

      Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

                                      -119-

      Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

      o     we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

      o     we notify DTC of our intent to terminate the book-entry system through DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

      Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

      Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related underlying mortgage loans or mortgage-backed securities. That credit support may be in the form of any of the following:

      o     the subordination of one or more other classes of certificates of the same series;

      o     overcollateralization, whether in the form of mortgage assets or otherwise;

      o     the use of a letter of credit, a surety bond, an insurance policy, a guarantee;

      o     the establishment of one or more reserve funds; or

      o     any combination of the foregoing.

      If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

      If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related underlying mortgage loans or mortgage-backed securities exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

                                      -120-

      If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

      o     the nature and amount of coverage under that credit support;

      o     any conditions to payment not otherwise described in this
            prospectus;

      o     any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

      o     the material provisions relating to that credit support.

      Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

      If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any distribution date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

      If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

OVERCOLLATERALIZATION

      If and to the extent described in the related prospectus supplement, the mortgage assets underlying any series of offered certificates may generate cashflows for the benefit of the related trust that, in the absence of default, will be in excess of the amount needed to make all required payments with respect to the offered and non-offered certificates of that series. This may be as a result of excess spread or because the mortgage assets have a greater total principal balance than the total principal balance of the certificates of the subject series. As and to the extent described in the related prospectus supplement, the additional cashflow may be available to cover losses or other shortfalls on one or more classes of related offered certificates and/or to amortize one or more classes of related certificates.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

      The mortgage loans included in any trust established by us may be covered for some default and/or loss risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default and/or loss risks and the extent of that coverage.

                                      -121-

LETTERS OF CREDIT

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related underlying mortgage loans or mortgage-backed securities as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, Permitted
Investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

      Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each distribution date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

      If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                                      -122-

                         LEGAL ASPECTS OF MORTGAGE LOANS

      Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United
States, its territories and possessions.

      The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "THE TRUST FUND--Mortgage Loans."

      If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

      Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

      o     the terms of the mortgage,

      o     the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

      o     the knowledge of the parties to the mortgage, and

      o     in general, the order of recordation of the mortgage in the appropriate public recording office.

      However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

      There are two parties to a mortgage--

      o     a mortgagor, who is the owner of the encumbered interest in the real property, and

      o     a mortgagee, who is the lender.

      In general, the mortgagor is also the borrower.

      In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

                                      -123-

      o     the trustor, who is the equivalent of a mortgagor,

      o     the trustee to whom the real property is conveyed, and

      o     the beneficiary for whose benefit the conveyance is made, who is the lender.

      Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

      A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

      Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

      The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

      o     the express provisions of the related instrument,

      o     the law of the state in which the real property is located,

      o     various federal laws, and

      o     in some deed of trust transactions, the directions of the
            beneficiary.

INSTALLMENT CONTRACTS

      The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

      However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default

                                      -124-

amount and the purchaser may have a post-foreclosure statutory redemption right.
In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.
Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

      A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

      In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

      In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

      o     without a hearing or the lender's consent, or

      o     unless the lender's interest in the room rates is given adequate protection.

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

      Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

                                      -125-

FORECLOSURE

      General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

      Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

      o     judicial foreclosure, involving court proceedings, and

      o     nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

      Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

      Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

      o     all parties having a subordinate interest of record in the real property, and

      o     all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

      Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties, including defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

      Equitable and Other Limitations on Enforceability of Particular
Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions.
These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

      o     alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

      o     require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

      o     require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

      o     limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

            1.    a failure to adequately maintain the mortgaged property, or

                                      -126-

            2.    an impermissible further encumbrance of the mortgaged
                  property.

      Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

      o     upheld the reasonableness of the notice provisions, or

      o     found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
            constitutional protections.

      In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

      Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

      o     a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

      o     notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

      In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

      o     record a notice of default and notice of sale, and

      o     send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

      In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

      Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

      o     the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist, and

      o     the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

                                      -127-

      As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

      The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

      Rights of Redemption. The purposes of a foreclosure action are--

      o     to enable the lender to realize upon its security, and

      o     to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

      The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

      The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

      One Action and Security First Rules. Some states (including California)
have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action

                                      -128-

occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a "one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust (unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

      Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan.
However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other state statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower such as for waste upon the property. Finally, some statutes may preclude deficiency judgments altogether with respect to certain kinds of obligations such as purchase-money indebtedness. In some jurisdictions the courts have extended the benefits of this legislation to the guarantors of the underlying obligation as well.

      Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

      o     requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

      o     permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and

      o     contains other protective provisions typically required by prudent lenders to be included in a ground lease.

      Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

      Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants.

                                      -129-

Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

      Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

      In the case of foreclosure on a building converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

BANKRUPTCY LAWS

      Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

      Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

      o     reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the
            then-current value of the property and the outstanding balance of the loan;

      o     reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

      o     extend or shorten the term to maturity of the loan;

      o     permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

                                      -130-

      o     permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

      Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

      A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

      o     past due rent,

      o     accelerated rent,

      o     damages, or

      o     a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

      In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

      o     assume the lease and either retain it or assign it to a third party,
            or

      o     reject the lease.

      If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to:

      o     the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

      o     unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

      General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated

                                      -131-

property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

      Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

      CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

      The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
(the "Lender Liability Act") amended, among other things, the provisions of
CERCLA with respect to lender liability and the secured creditor exemption. The
Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The
Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

      o     it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices,
            or

      o     assumes day-to-day management of operational functions of a mortgaged property.

      The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

      CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and
Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The Environmental Protection Agency has adopted a lender liability rule for underground storage tanks (USTs) under Subtitle I of
RCRA. Under that rule a lender with a security interest in an UST or real property containing an UST is not liable as an "owner" or "operator" so long as the lender does not engage in decision making control of the use, storage, filing or dispensing of petroleum contained in the UST, exercise control over the daily operation of the UST, or engage in petroleum production, refining or marketing. Moreover, under the Lender Liability Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors, or alternatively, may not impose liability on secured creditors at all.

                                      -132-

      Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

      Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

      o     impose liability for releases of or exposure to asbestos-containing materials, and

      o     provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

      Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

      In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

      Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

      Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

      Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

      If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

      In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure.
This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

      Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower

                                      -133-

transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act. The inability to enforce a due-on-sale clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default and thereby may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

      Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

      In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

      o     first, to the payment of court costs and fees in connection with the foreclosure;

      o     second, to real estate taxes;

      o     third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

      o     last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

      Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

      o     the borrower may have difficulty servicing and repaying multiple loans;

      o     if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

      o     acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

      o     if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

      o     the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

                                      -134-

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

      Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments.
Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

      Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

      Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

      Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

      Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts

                                      -135-

payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

      In addition, pursuant to the laws of various states, under certain circumstances, payments on mortgage loans by residents in such states who are called into active duty with the National Guard or the reserves will be deferred. These state laws may also limit the ability of the master servicer to foreclose on the related mortgaged property. This could result in delays or reductions in payment and increased losses on the mortgage loans that would be borne by certificateholders.

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the regulations issued pursuant to that Act, as well as the narcotic drug laws. Under procedures contained in the
Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

      A lender may avoid forfeiture of its interest in the property if it establishes that--

      o     its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

      o     the lender was, at the time of execution of the mortgage,
            "reasonably without cause to believe" that the property was subject to forfeiture.

      However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      This is a general discussion of the anticipated material federal income tax consequences of purchasing, owning and transferring the offered certificates. This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the
Internal Revenue Code. This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal
Revenue Code, including:

      o     banks,

      o     insurance companies,

      o     foreign investors,

      o     tax exempt investors,

                                      -136-

      o     holders whose "functional currency" is not the United States dollar,

      o     United States expatriates, and

      o     holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

      Further, this discussion does not address investors who treat items of income, expense, gain or loss with respect to the offered certificates differently for book and tax purposes.

      This discussion and any legal opinions referred to in this discussion are based on current provisions and interpretations of the Internal Revenue Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the
IRS may take contrary positions.

      Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

      o     given with respect to events that have occurred at the time the advice is rendered, and

      o     is directly relevant to the determination of an entry on a tax return.

      Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors are encouraged to consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND
OTHER TAX CONSEQUENCES."

      The following discussion addresses securities of two general types:

      o     REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or
            REMIC, election under Sections 860A through 860G of the Internal
            Revenue Code; and

      o     grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

      We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related Governing
Document or an agent appointed by that trustee or other party will make a REMIC election and/or act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

      The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "THE TRUST FUND--Arrangements Providing Reinvestment,
Interest Rate and Currency Related Protection."

      The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue Code and
in the Treasury regulations issued under those sections. It is

                                      -137-

also based in part on the rules governing REMICs in Sections 860A-860G of the
Internal Revenue Code and in the Treasury regulations issued or proposed under those sections. The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICS

      General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

      o     the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

      o     those offered certificates will represent--

            1.    regular interests in the REMIC, or

            2.    residual interests in the REMIC.

      Any and all offered certificates representing interests in a REMIC will be either--

      o     REMIC regular certificates, representing regular interests in the
            REMIC, or

      o     REMIC residual certificates, representing residual interests in the
            REMIC.

      If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

      Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

      o     "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code in the hands of a real estate investment trust, and

      o     "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in
            the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

      However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

                                      -138-

      In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

      Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

      The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

      The assets of the REMIC will include, in addition to mortgage loans--

      o     collections on mortgage loans held pending payment on the related offered certificates, and

      o     any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

      It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal
Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal Revenue
Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

      To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

      o     a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code;

      o     a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
            Code; and

      o     the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

      Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

      o     whether the related REMIC certificates will be "real estate assets"
            within the meaning of Section 856(c)(5)(B) of the Internal Revenue
            Code,

                                      -139-

      o     whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
            Internal Revenue Code, and

      o     whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue
            Code.

      Taxation of Owners of REMIC Regular Certificates.

      General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets. Holders of
REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

      Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method described below, prior to the receipt of the cash attributable to that income. The
Treasury Department has issued regulations under Sections 1271 to 1275 of the
Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue
Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that
Section 1272(a)(6) and the regulations under Sections 1271 to 1275 of the
Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

      The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a
REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

      The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

      The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

                                      -140-

      Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

      o     a single fixed rate,

      o     a "qualified floating rate,"

      o     an "objective rate,"

      o     a combination of a single fixed rate and one or more "qualified floating rates,"

      o     a combination of a single fixed rate and one "qualified inverse floating rate," or

      o     a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

      In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

      Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each distribution date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

      In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first distribution date in excess of interest accrued from the date of initial issuance to the first distribution date is included in the stated
redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

      Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

      o     the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

                                      -141-

      o     a fraction--

            1.    the numerator of which is the amount of the payment, and

            2.    the denominator of which is the stated redemption price at maturity of the certificate.

      Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

      o     the total amount of the de minimis original issue discount, and

      o     a fraction--

            1.    the numerator of which is the amount of the principal payment,
                  and

            2.    the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

      The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

      If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue
Discount" subsection.

      As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a distribution date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the next following distribution date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

      o     the sum of:

            1.    the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC
                  regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

            2.    the payments made on that certificate during the accrual
                  period of amounts included in the stated redemption price, over

      o     the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

      The adjusted issue price of a REMIC regular certificate is:

      o     the issue price of the certificate, increased by

      o     the total amount of original issue discount previously accrued on the certificate, reduced by

                                      -142-

      o     the amount of all prior payments of amounts included in its stated
            redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

      o     assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

      o     using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

      o     taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

      The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

      A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

      o     the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

      o     the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

      If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "RISK FACTORS--The
Investment Performance of Your Offered Certificate Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable."

      The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates are encouraged to consult their tax advisors concerning the tax treatment of these certificates in this regard.

      The Treasury Department proposed regulations on August 24, 2004 concerning the accrual of interest

                                      -143-

income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing original issue discount on REMIC regular certificates that provide for a delay between record and distribution dates, such that the period over which original issue discount accrues coincides with the period over which the certificate holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, certificate holders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to
REMIC regular certificates with delayed payment periods of fewer than 32 days.
The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal
Register. The proposed regulations provide automatic consent for the holder of a
REMIC regular certificate to change its method of accounting for original issue discount under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests certificates before the date the final regulations are published in the Federal Register.

      The Treasury Department issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the Treasury Department and the
IRS requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, high-yield
REMIC regular interests, and apparent negative-yield instruments. The Treasury
Department and the IRS also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of original issue discount, the formulation of special guidelines for the application of Internal Revenue Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC
IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

      Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

      o     in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

      o     in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

      If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of the Internal Revenue
Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

      The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

                                      -144-

      Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

      However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury
Department, the relevant rules described in the Committee Report apply. The
Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

      o     on the basis of a constant yield method,

      o     in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

      o     in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

      The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

      To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

                                      -145-

      Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the premium over the life of the certificate as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

      The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The
Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

      Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

      o     the purchase price paid for your offered certificate, and

      o     the payments remaining to be made on your offered certificate at the time of its acquisition by you.

      If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

      Realized Losses. Under Section 166 of the Internal Revenue Code, if you
are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

      o     you will not be entitled to deduct a loss under Section 166 of the
            Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

      o     the loss will be characterized as a short-term capital loss.

      You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

      Taxation of Owners of REMIC Residual Certificates.

      General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a

                                      -146-

holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC. Accordingly, the Internal
Revenue Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

      Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

      A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

      Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

      The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates are encouraged to consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

                                      -147-

      Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

      o     other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

      o     unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

      o     excess inclusions,

      o     residual interests without significant value, and

      o     noneconomic residual interests.

      The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

      Taxable Income of the REMIC. The taxable income of a REMIC will equal:

      o     the income from the mortgage loans and other assets of the REMIC;
            plus

      o     any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

            1.    the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on
                  issuance, on any class of REMIC certificates constituting
                  regular interests in the REMIC, whether offered or not,

            2.    amortization of any premium on the mortgage loans held by the
                  REMIC,

            3.    bad debt losses with respect to the mortgage loans held by the
                  REMIC, and

            4.    except as described below in this "--Taxable Income of the
                  REMIC" subsection, servicing, administrative and other
                  expenses.

      For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of

                                      -148-

these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

      Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

      A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

      A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

      If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

      As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

      Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

      o     the amount paid for that REMIC residual certificate,

      o     increased by amounts included in the income of the holder of that
            REMIC residual certificate, and

                                      -149-

      o     decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

      A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

      Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

      A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

      The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

      o     through distributions,

      o     through the deduction of any net losses of the REMIC, or

      o     upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

      For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

      Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

      o     the daily portions of REMIC taxable income allocable to that certificate, over

      o     the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

      The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the

                                      -150-

long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

      o     the issue price of the certificate, increased by

      o     the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

      o     any payments made with respect to the certificate before the beginning of that quarter.

      The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

      Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a
REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

      For holders of REMIC residual certificates, excess inclusions:

      o     will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

      o     will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

      o     will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

      Furthermore, for purposes of the alternative minimum tax:

      o     excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

      o     alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

      This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

      In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

      o     regulated investment companies,

      o     common trusts, and

                                      -151-

      o     some cooperatives.

The Treasury regulations, however, currently do not address this subject.

      Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related
Governing Document:

      o     the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

      o     the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

      The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

      Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

      o     from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

      o     from the prospective transferee, providing representations as to its financial condition and that it understands that, as the holder of a non-economic REMIC residual certificate, it may incur tax
            liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

      o     from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

      Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before

                                      -152-

the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

      o     the present value of any consideration given to the transferee to acquire the interest,

      o     the present value of the expected future distributions on the interest, and

      o     the present value (computed using a discount rate equal to the applicable Federal short-term rate) of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

      If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

      The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

      Prospective investors are encouraged to consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

      Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

      We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

      See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

      Mark-to-Market Rules. Regulations under Section 475 of the Internal
Revenue Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code.
Thus, a REMIC residual certificate is not subject to the mark-to-market rules.
We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

      Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

                                      -153-

      Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

      If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

      o     an individual,

      o     an estate or trust, or

      o     a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

      then--

      o     an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

      o     the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal
            Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

      In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of:

      o     3% of the excess, if any, of such taxpayer's adjusted gross income over such specified amount, or

      o     80% of the amount of itemized deductions otherwise allowable for such tax year.

      The Economic Growth and Tax Relief Reconciliation Act of 2001 repeals the
Section 68 overall limitation on itemized deductions. Subject to a sunset provision, the repeal is phased-in over five years as follows. The otherwise applicable Section 68 overall limitation on itemized deductions described above is (i) reduced by one-third for taxable years beginning in 2006 and 2007, (ii)
reduced by two-thirds for taxable years beginning in 2008 and 2009, (iii) not applicable for taxable years beginning in 2010 and (iv) applicable without reduction pursuant to a sunset provision for taxable years beginning in 2011.
Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

      o     an individual,

      o     an estate or trust, or

      o     a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

                                      -154-

      The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

      Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

      o     an individual,

      o     an estate or trust, or

      o     a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

      We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

      Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate.
The adjusted basis of a REMIC regular certificate generally will equal:

      o     the cost of the certificate to that certificateholder, increased by

      o     income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

      o     payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

      The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

      In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

      o     entitle the holder to a specified principal amount,

      o     pay interest at a fixed or variable rate, and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer

                                      -155-

would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

      Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

      o     the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

      o     the amount of ordinary income actually includible in the seller's income prior to that sale.

      In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

      REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

      o     reacquires that same REMIC residual certificate,

      o     acquires any other residual interest in a REMIC, or

      o     acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

                                      -156-

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

      Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

      o     the disposition of a non-defaulted mortgage loan,

      o     the receipt of income from a source other than a mortgage loan or other Permitted Investments,

      o     the receipt of compensation for services, or

      o     the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the REMIC certificates.

      It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

      In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the
REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

      REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a "Permitted Investment" under Section 860G(a)(5) of the Internal
Revenue Code.

      Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

      o     the person has sufficient assets to do so, and

      o     the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

      Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

      Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

      o     the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

                                      -157-

      o     the highest marginal federal income tax rate applicable to corporations.

      The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

      The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

      o     events that have occurred up to the time of the transfer,

      o     the prepayment assumption, and

      o     any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

      The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

      o     the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

      o     as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

      In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

      o     the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the
            Disqualified Organization, and

      o     the highest marginal federal income tax rate imposed on
            corporations.

      A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

      o     the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder, or

      o     a statement under penalties of perjury that the record holder is not a Disqualified Organization.

      If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

      In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

                                      -158-

      Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

      o     the residual interests in the entity are not held by Disqualified
            Organizations, and

      o     the information necessary for the application of the tax described in this prospectus will be made available.

      We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

      Termination. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a
REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

      Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

      As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

      o     income,

      o     deductions,

      o     gains,

      o     losses, and

      o     classification as a REMIC.

      Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related
REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item.
Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

      No REMIC will be registered as a tax shelter under section 6111 of the
Internal Revenue Code. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

                                      -159-

      Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

      o     corporations,

      o     trusts,

      o     securities dealers, and

      o     various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

      o     30 days after the end of the quarter for which the information was requested, or

      o     two weeks after the receipt of the request.

      Reporting with respect to REMIC residual certificates, including--

      o     income,

      o     excess inclusions,

      o     investment expenses, and

      o     relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

      As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

      Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

      Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

      o     fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

      o     otherwise fail to establish an exemption from this tax.

                                      -160-

      Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

      Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

      o     a foreign person, and

      o     not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

      For these purposes, a foreign person is anyone other than a U.S. Person.

      It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

      o     owns 10% or more of one or more underlying mortgagors, or

      o     if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

      Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

      Unless we otherwise state in the related prospectus supplement, the related Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

      o     foreign persons, or

      o     U.S. Persons, if classified as a partnership under the Internal
            Revenue Code, unless all of their beneficial owners are U.S. Persons and the partnership agreement prohibits transfers of partnership interests to non-U.S. Persons.

                                      -161-

GRANTOR TRUSTS

      Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

      A grantor trust certificate may be classified as either of the following types of certificate:

      o     a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

      o     a grantor trust strip certificate representing ownership of all or a portion of the difference between--

            1.    interest paid on the mortgage loans constituting the related grantor trust, minus

            2.    the sum of:

      o     normal administration fees, and

      o     interest paid to the holders of grantor trust fractional interest certificates issued with respect to that grantor trust

      A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

      Characterization of Investments in Grantor Trust Certificates.

      Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

      o     "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code,
            but only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

      o     "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section
            860G(a)(3) of the Internal Revenue Code; and

      o     "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code.

      In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

                                      -162-

      Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

      o     consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
            7701(a)(19)(C)(v) of the Internal Revenue Code,

      o     consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code,
            and

      o     the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section
            856(c)(3)(B) of the Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

      o     The grantor trust strip certificates will be "obligation[s]
            (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the
            Internal Revenue Code.

      Taxation of Owners of Grantor Trust Fractional Interest Certificates.

      General. Holders of a particular series of grantor trust fractional interest certificates generally:

      o     will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

      o     will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

      Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

      Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

      Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. The Economic Growth and Tax Relief
Reconciliation Act of 2001 repeals the Section 68 overall limitation on itemized deductions. Subject to a sunset provision, the repeal is phased-in over five years as follows. The otherwise applicable Section 68 overall limitation on itemized deductions described above is (i) reduced by one-third for taxable years beginning in 2006 and 2007, (ii) reduced by two-thirds for taxable years beginning in 2008 and 2009, (iii) not applicable for taxable years beginning in
2010 and (iv) applicable without reduction pursuant to a sunset provision for taxable years beginning in 2011.

      The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may be substantial.
Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

                                      -163-

      Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

      The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

      o     a class of grantor trust strip certificates is issued as part of the same series, or

      o     we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

      Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

      o     a master servicer,

      o     a special servicer,

      o     any sub-servicer, or

      o     their respective affiliates.

      With respect to certain categories of debt instruments, Section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

      Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

      We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

      In light of the application of Section 1286 of the Internal Revenue Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates.
Prospective investors therefore should be aware that the timing of accruals of

                                      -164-

original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

      If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

      o     the treatment of some stripped bonds as market discount bonds, and

      o     de minimis market discount.

      See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

      The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

      The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

      See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

      o     the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
            "--Grantor Trusts--Sales of Grantor Trust Certificates," and

      o     the yield of that grantor trust fractional interest certificate to the holder.

      The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between distribution dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

      In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount,

                                      -165-

respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

      In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

      o     a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

      o     a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o     the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate,
            or

      o     the prepayment assumption will not be challenged by the IRS on audit.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

      o     there is no original issue discount or only a de minimis amount of original issue discount, or

      o     the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

      If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

      o     0.25% of the stated redemption price, and

      o     the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

      If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if

                                      -166-

the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

      The original issue discount, if any, on mortgage loans will equal the difference between:

      o     the stated redemption price of the mortgage loans, and

      o     their issue price.

      For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

      The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

      In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

      If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

      The adjusted issue price of a mortgage loan on any given day equals the sum of:

      o     the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

      o     the daily portions of original issue discount for all days during the accrual period prior to that day.

      The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

      o     the issue price of the mortgage loan, increased by

      o     the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

                                      -167-

      o     the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

      In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

      o     a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

      o     a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o     the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

      o     the prepayment assumption will not be challenged by the IRS on audit.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

      o     in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated
            redemption price, or

      o     in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

      If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

                                      -168-

      To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

      Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

      Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

      Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

      o     be allocated among the payments of stated redemption price on the mortgage loan, and

      o     be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

      It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

      The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

      Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

      o     the price paid for that grantor trust strip certificate by you, and

                                      -169-

      o     the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

      o     an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

      Such yield will accrue based generally on the method described in Section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

      If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

      The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

      o     the prepayment assumption we will disclose in the related prospectus supplement, and

      o     a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o     the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

      o     the prepayment assumption will not be challenged by the IRS on audit.

      We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

      o     the amount realized on the sale or exchange of a grantor trust certificate, and

                                      -170-

      o     its adjusted basis.

      The adjusted basis of a grantor trust certificate generally will equal:

      o     its cost, increased by

      o     any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

      o     any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

      As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

      Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income.
Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

      Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of
Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

      o     entitle the holder to a specified principal amount,

      o     pay interest at a fixed or variable rate, and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

                                      -171-

      Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

      o     the amount of servicing compensation received by a master servicer or special servicer, and

      o     all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

      The reporting party will furnish comparable information to the IRS as and when required by law to do so.

      Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

      On January 24, 2006, the Treasury Department published final regulations, which establish a reporting framework for interests in "widely held fixed investment trusts" and place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an arrangement classified as a "trust"
under Treasury regulation section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

      o     a custodian of a person's account,

      o     a nominee, and

      o     a broker holding an interest for a customer in street name.

      The trustee, or its designated agent, will be required to calculate and provide information to requesting persons with respect to the trust in accordance with these new regulations beginning with respect to the 2007 calendar year. The trustee (or its designated agent), or the applicable middleman (in the case of interests held through a middleman), will be required to file information returns with the IRS and provide tax information statements to holders in accordance with these new regulations after December 31, 2007.

      Backup Withholding. In general, the rules described under
"--REMICs--Backup Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

      Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates"
above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

      To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                                      -172-

                        STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "FEDERAL
INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

      The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

      ERISA imposes various requirements on--

      o     ERISA Plans, and

      o     persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

      Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

      ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

      o     investment prudence and diversification, and

      o     compliance with the investing ERISA Plan's governing documents.

      Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA Plan, unless a statutory, regulatory or administrative exemption exists. Section 4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

      The types of transactions between Plans and Parties in Interest that are prohibited include:

      o     sales, exchanges or leases of property;

                                      -173-

      o     loans or other extensions of credit; and

      o     the furnishing of goods and services.

      Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

      A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. Section 2510.3-101 of the Plan Asset Regulations, as modified by
Section 3(42) of ERISA, provides that when a Plan acquires an equity interest in an entity, the assets of that Plan include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and entities using assets of
Plans, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

      1.    those with discretionary authority or control over the assets of the entity,

      2.    those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

      3.    those who are affiliates of the persons described in the preceding clauses 1. and 2.

      In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

      A fiduciary of an investing Plan is any person who--

      o     has discretionary authority or control over the management or disposition of the assets of the Plan, or

      o     provides investment advice with respect to the assets of the Plan for a fee.

      If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

      o     deemed to be a fiduciary with respect to the investing Plan, and

      o     subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then

                                      -174-

the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

      The Plan Asset Regulation provides that when a Plan purchases a
"guaranteed governmental mortgage pool certificate," the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate. The Plan Asset Regulation includes in the definition of a
"guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

      In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

      If you are the fiduciary of a Plan, you are encouraged to consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the
Plan.

PROHIBITED TRANSACTION EXEMPTIONS

      If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

      o     Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

      o     Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

      o     Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and
            Parties in Interest;

      o     Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a
            "qualified professional asset manager;"

      o     Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in Interest; and

      o     Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an
            "in-house asset manager."

      In addition, the Pension Protection Act of 2006 provides a statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code
from certain prohibited transactions between a Plan or person using assets of a
Plan and a person or entity that is a party in interest or disqualified person to such Plan solely by reason of providing services to such plan or entity
(other than a party in interest or a disqualified person that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the plan or entity involved in the transaction), provided that there is adequate consideration for the transaction.

                                      -175-

      We cannot provide any assurance that any of these exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

      It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2007-5, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

      o     the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

      o     the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch,
            Pierce, Fenner & Smith Incorporated or any person affiliated with
            Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by Merrill
Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

      Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

      Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

      If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

      o     consider your general fiduciary obligations under ERISA, and

                                      -176-

      o     consult with your legal counsel as to--

            1.    the potential applicability of ERISA and Section 4975 of the
                  Internal Revenue Code to that investment, and

            2.    the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

      A Plan that is exempt from federal income taxation under Section 501 of the Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

      See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                LEGAL INVESTMENT

      If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

      Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

      Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, statutory trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

      o     that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

      o     whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities are legal investments for those entities.

      Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates

                                      -177-

satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to
Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of
SMMEA will be authorized to invest in offered certificates qualifying as
"mortgage related securities" only to the extent provided in that legislation.

      SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

      o     federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented by those securities; and

      o     federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. ss. 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

      Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. ss. 1.5, some Type IV securities, which are defined in 12 C.F.R. ss. 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as
Type IV securities, for investment by national banks.

      The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to
12 C.F.R. ss. 742.4(b)(2).

      The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk, Investment Securities, and Derivatives Activities," and
Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities,"
which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

      All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks,

                                      -178-

including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

      Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

      Except as to the status of some classes as "mortgage related securities,"
we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you are encouraged to consult with your legal advisor in determining whether and to what extent--

      o     the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

      o     if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

      Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to (a) cover expenses related to that purchase and the issuance of those certificates, including legal and accounting costs, rating agency fees, registration fees, upfront fees of any master servicer, special servicer, manager or trustee, and payments to any provider of credit support or a derivative instrument, (b) fund any prefunding account, (c) fund any reserve accounts or (d) make any initial deposits to the trust necessary to make payments on the related certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

      The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

                                      -179-

      We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

      1.    by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

      2.    by placements by us with institutional investors through dealers;
            and

      3.    by direct placements by us with institutional investors.

      In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

      If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

      Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

      o     the obligations of the underwriters will be subject to various conditions precedent,

      o     the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

      o     in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act, or will contribute to payments required to be made with respect to any liabilities.

      The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

      We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates are encouraged to consult with their legal advisors in this regard prior to any reoffer or sale.

                                      -180-

      It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

      Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

      o     Thacher Proffitt & Wood LLP;

      o     Latham & Watkins LLP; or

      o     Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

      A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

      It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade. We will, in the related prospectus supplement, with respect to each class of offered certificates, identify the applicable rating agency or agencies and specify the minimum rating(s) that must be assigned thereto.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

      o     whether the price paid for those certificates is fair;

      o     whether those certificates are a suitable investment for any particular investor;

      o     the tax attributes of those certificates or of the related trust;

      o     the yield to maturity or, if they have principal balances, the average life of those certificates;

                                      -181-

      o     the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

      o     the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

      o     whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

      o     the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

      o     if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -182-

                                    GLOSSARY

      The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

      "ADA" means the Americans with Disabilities Act of 1990, as amended.

      "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

      "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

      "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

      "Disqualified Organization" means:

      o     the United States,

      o     any State or political subdivision of the United States,

      o     any foreign government,

      o     any international organization,

      o     any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
            Revenue Code or the Freddie Mac,

      o     any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the Internal Revenue Code, or

      o     any organization described in Section 1381(a)(2)(C) of the Internal
            Revenue Code.

      "DRA" means the Deficit Reduction Act of 2006.

      "DTC" means The Depository Trust Company.

      "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

      "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

      "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity.

      "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

                                      -183-

      "Exchange Act" means the Exchange Act of 1934, as amended.

      "Fannie Mae" means the Federal National Mortgage Association.

      "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

      "FASB 140" means the Financial Accounting Standards Board's Statement No.
140, entitled "Accounting for Transfers and Servicing of Financial Assets and
Extinguishment of Liabilities," issued in September 2002.

      "FDIC" means the Federal Deposit Insurance Corporation.

      "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

      "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

      "Ginnie Mae" means the Government National Mortgage Association.

      "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

      "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

      "IRS" means the Internal Revenue Service.

      "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

      "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

      "NCUA" means the National Credit Union Administration.

      "OCC" means the Office of the Comptroller of the Currency.

      "OTS" means the Office of Thrift Supervision.

      "Party In Interest" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

      "Pass-Through Entity" means any:

      o     regulated investment company,

      o     real estate investment trust,

      o     trust,

      o     partnership, or

      o     other entities described in Section 860E(e)(6) of the Internal
            Revenue Code.

                                      -184-

      "Permitted Investments" means U.S. government securities and other investment grade obligations, including:

      o     direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

      o     repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

      o     federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

      o     commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

      o     money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

      o     any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the related trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

      "Plan" means an ERISA Plan or an I.R.C. Plan.

      "Plan Asset Regulation" means U.S. Department of Labor Regulation Section
2510.3-101 promulgated under ERISA.

      "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

      "RCRA" means the federal Resource Conservation and Recovery Act.

      "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

      "Relief Act" means the Servicemembers Civil Relief Act, as amended.

      "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and
Sections 860A through 860G of the Internal Revenue Code.

                                      -185-

      "REMIC IO" means a REMIC that is entitled to only a specified portion of the interest in respect of one or more mortgage loans held by the REMIC.

      "REO Property" means any mortgaged property or interest therein that is acquired by or on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding underlying mortgage loan.

      "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SPA" means standard prepayment assumption.

      "Title V" means Title V of the Depository Institutions Deregulation and
Monetary Control Act of 1980.

      "Treasury Department" means the United States Department of the Treasury.

      "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

      "U.S. Person" means:

      o     a citizen or resident of the United States;

      o     a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of Columbia;

      o     an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

      o     a trust as to which--

            1.    a court in the United States is able to exercise primary
                  supervision over the administration of the trust, and

            2.    one or more United States persons have the authority to
                  control all substantial decisions of the trust.

      In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      -186-

The attached CD-ROM contains one spreadsheet file that can be put on a user specified hard drive or network drive. This spreadsheet file is "ML-CFC
2007-8.xls." The spreadsheet file "ML-CFC 2007-8.xls" is a Microsoft Excel(1),
Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the
Mortgage Pool" in this prospectus supplement and on Annexes A-1, A-2, A-3, A-3 and B to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and the accompanying base prospectus in their respective entireties prior to accessing the spreadsheet file.

___________________

(1)   Microsoft Excel is a registered trademark of Microsoft Corporation.

(2)   Adobe Acrobat is a registered trademark of Adobe Systems Incorporated.

================================================================================

      Until ninety days following the date of the prospectus supplement, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                 $2,264,889,000
                                  (Approximate)

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2007-8
                                as Issuing Entity

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                          KEYBANK NATIONAL ASSOCIATION
                          as Sponsors and Loan Sellers

                             -----------------------

                             FREE WRITING PROSPECTUS

                             -----------------------

                               MERRILL LYNCH & CO.

                             COUNTRYWIDE SECURITIES

                             KEYBANC CAPITAL MARKETS

                         BANC OF AMERICA SECURITIES LLC

                            BEAR, STEARNS & CO. INC.

                                 AUGUST 9, 2007

================================================================================